Transamerica Series Trust

PROSPECTUS

May 1, 2010

Fund	Fund
Transamerica AEGON High Yield Bond VP	Transamerica JPMorgan Core Bond VP
Transamerica Asset Allocation – Conservative VP	Transamerica JPMorgan Enhanced Index VP
Transamerica Asset Allocation – Growth VP	Transamerica JPMorgan Mid Cap Value VP
Transamerica Asset Allocation – Moderate VP	Transamerica MFS International Equity VP
Transamerica Asset Allocation – Moderate Growth VP	Transamerica Money Market VP
Transamerica Balanced VP	Transamerica Morgan Stanley Mid-Cap Growth VP
Transamerica BlackRock Large Cap Value VP	Transamerica Multi Managed Large Cap Core VP
Transamerica Clarion Global Real Estate Securities VP	Transamerica PIMCO Total Return VP
Transamerica Convertible Securities VP	Transamerica Small/Mid Cap Value VP
Transamerica Diversified Equity VP	Transamerica T. Rowe Price Small Cap VP
Transamerica Federated Market Opportunity VP	Transamerica Third Avenue Value VP
Transamerica Focus VP	Transamerica U.S. Government Securities VP
Transamerica Growth Opportunities VP	Transamerica WMC Diversified Growth VP
Transamerica Jennison Growth VP

None of the portfolios of Transamerica Series Trust have a ticker symbol.

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Not insured by FDIC or any federal government agency.	May lose value.	Not a deposit of or guaranteed by any bank, bank affiliate, or credit union.

Financial Highlights	184

Information contained in this prospectus may apply to portfolios of Transamerica Series Trust not offered in your policy or contract.

Transamerica AEGON High Yield Bond VP

Investment Objective: Seeks a high level of current income by investing in high-yield debt securities.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[a]
	Class of Shares
	Initial	Service
Management fees	0.64%	0.64%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.09%	0.09%
Total annual fund operating expenses	0.73%	0.98%

a Annual portfolio operating expenses have been restated to reflect expenses for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 75	$266	$473	$1,071
Service	$100	$312	$542	$1,201

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 85% of the average value of the portfolio's portfolio.

Principal Investment Strategies: AEGON USA Investment Management, LLC (“AUIM”), the portfolio's sub-adviser, seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's net assets in high-yield/high-risk bonds (commonly known as “junk bonds”).

Junk bonds are high risk debt securities rated in medium or lower rating categories or determined by AUIM to be of comparable quality. AUIM’s strategy is to seek to achieve yields as high as possible while seeking to manage risk. AUIM uses a “top-down/bottom-up” approach in managing the portfolio's assets. The “top-down” approach is to adjust the risk profile of the portfolio. AUIM analyzes four factors that affect the movement of the fixed-income bond prices which include: economic indicators; technical indicators that are specific to the high-yield market; investor sentiment and valuation. Analysis of these factors assists AUIM in its decision regarding the portfolio's portfolio allocations. In a “top-down” approach, the sub-adviser looks at broad market factors and chooses certain sectors or industries within the market, based on those factors. It then looks at individual companies within those sectors or industries.

AUIM has developed a proprietary credit model that is the foundation of its “bottom-up” analysis. The model tracks historical cash flow numbers and calculates credit financial ratios. Because high-yield companies are of higher financial risk, AUIM does a thorough credit analysis of all companies in the portfolio's portfolio, as well as all potential acquisitions. A "bottom-up" approach is looking at individual companies against the context of broader market factors.

AUIM may sell portfolio securities when it determines there are changes in economic indicators, technical indicators or valuation.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the

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portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Credit – If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to November 20, 2009, the portfolio was named Transamerica MFS High Yield VP, and had a different sub-adviser, a different investment objective and used different investment strategies.

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Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	19.21%
Worst Quarter:	12/31/2008	-17.09%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on June 1, 1998)	47.05%	4.85%	5.10%
Service Class (commenced operations on May 1, 2003)	46.67%	4.57%	6.29%
Bank of America Merrill Lynch High-Yield Cash Pay Index (reflects no deduction for fees, expenses, or taxes)	56.28%	6.23%	6.77%
Barclays Capital U.S. Corporate High Yield Bond Index[1] (reflects no deduction for fees, expenses, or taxes)	58.21%	6.46%	6.71%

1 This index served as the benchmark for the portfolio prior to November 20, 2009, at which time it was replaced with the Bank of America Merrill Lynch High-Yield Cash Pay Index. This benchmark index change was made to more accurately reflect the principal strategies of the portfolio.

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  AEGON USA Investment Management, LLC

Portfolio Managers:

Kevin Bakker, CFA, Portfolio Manager since 2009

Bradley J. Beman, CFA, CPA, Portfolio Manager since 2009

Benjamin D. Miller, CFA, Portfolio Manager since 2009

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

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Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica Asset Allocation – Conservative VP

Investment Objective: Seeks current income and preservation of capital.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.10%	0.10%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.03%	0.03%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.79%	0.79%
Total annual fund operating expenses[a]	0.92%	1.17%

a Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 94	$325	$576	$1,292
Service	$119	$372	$644	$1,420

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 25% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 35% of assets in equities, which may include both stocks and commodity-related securities, and 65% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks, volatility in the equity markets, historical performance, current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio construction manager, Morningstar Associates, LLC, may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

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Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Asset Allocation – The sub-adviser allocates the portfolio's assets among various underlying portfolios and/or exchange-traded funds. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses, and may cause the portfolio to underperform other portfolios with a similar strategy.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

• Credit – If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Defensive Investing – Short-term debt securities held by the portfolio for defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If a significant amount of the portfolio's assets are used for defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

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• Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the portfolio's prospectus identifies certain risks of each underlying portfolio.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to a secondary index which is used to more closely reflect the principal strategies and policies of the portfolio. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	12.22%
Worst Quarter:	12/31/2008	-10.48%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 1, 2002)	25.22%	3.86%	5.26%
Service Class (commenced operations on May 1, 2003)	24.90%	3.62%	6.57%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.93%	4.97%	5.39%
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses, or taxes)	29.40%	1.10%	3.38%

Management:

Investment Adviser: Portfolio Construction Manager:

Transamerica Asset Management, Inc.  Morningstar Associates, LLC

Portfolio Construction Team:

Jon Hale, CFA, Co-Portfolio Manager since 2006

Maciej Kowara, CFA, Co-Portfolio Manager since 2006

Jeff McConnell, CFA, Co-Portfolio Manager since 2006

Michael Stout, CFA, Co-Portfolio Manager since 2006

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Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica Asset Allocation – Growth VP

Investment Objective: Seeks long-term capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.10%	0.10%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.04%	0.04%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.94%	0.94%
Total annual fund operating expenses[a]	1.08%	1.33%

a Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$110	$375	$661	$1,475
Service	$135	$421	$729	$1,601

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 18% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

• Under normal circumstances, it expects to invest primarily in underlying portfolios that invest in equities, which may include both stocks and commodity-related securities.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks, historical performance, current valuations, and other global economic factors.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio construction manager, Morningstar Associates, LLC, may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the

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portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Asset Allocation – The sub-adviser allocates the portfolio's assets among various underlying portfolios and/or exchange-traded funds. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses, and may cause the portfolio to underperform other portfolios with a similar strategy.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Defensive Investing – Short-term debt securities held by the portfolio for defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If a significant amount of the portfolio's assets are used for defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the portfolio's prospectus identifies certain risks of each underlying portfolio.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance

10

calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	18.47%
Worst Quarter:	12/31/2008	-22.25%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 1, 2002)	29.82%	1.85%	3.86%
Service Class (commenced operations on May 1, 2003)	29.54%	1.60%	6.85%
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses, or taxes)	29.40%	1.10%	3.38%

Management:

Investment Adviser: Portfolio Construction Manager:

Transamerica Asset Management, Inc.  Morningstar Associates, LLC

Portfolio Construction Team

Jon Hale, CFA, Co-Portfolio Manager since 2006

Maciej Kowara, CFA, Co-Portfolio Manager since 2006

Jeff McConnell, CFA, Co-Portfolio Manager since 2006

Michael Stout, CFA, Co-Portfolio Manager since 2006

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

11

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

12

Transamerica Asset Allocation – Moderate VP

Investment Objective: Seeks capital appreciation and current income.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.10%	0.10%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.03%	0.03%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.82%	0.82%
Total annual fund operating expenses[a]	0.95%	1.20%

a Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 97	$335	$592	$1,327
Service	$122	$381	$660	$1,455

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 18% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 50% of assets in equities, which may include both stocks and commodity-related securities, and 50% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks, volatility in the equity markets, historical performance, current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio construction manager, Morningstar Associates, LLC, may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

13

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Asset Allocation – The sub-adviser allocates the portfolio's assets among various underlying portfolios and/or exchange-traded funds. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses, and may cause the portfolio to underperform other portfolios with a similar strategy.

• Credit – If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Defensive Investing – Short-term debt securities held by the portfolio for defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If a significant amount of the portfolio's assets are used for defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance

14

that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the portfolio's prospectus identifies certain risks of each underlying portfolio.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to a secondary index which is used to more closely reflect the principal strategies and policies of the portfolio. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	13.33%
Worst Quarter:	12/31/2008	-13.10%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 1, 2002)	26.40%	3.89%	5.27%
Service Class (commenced operations on May 1, 2003)	26.20%	3.64%	7.14%
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses, or taxes)	29.40%	1.10%	3.38%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.93%	4.97%	5.39%

Management:

Investment Adviser: Portfolio Construction Manager:

Transamerica Asset Management, Inc.  Morningstar Associates, LLC

Portfolio Construction Team:

Jon Hale, CFA, Co-Portfolio Manager since 2006

Maciej Kowara, CFA, Co-Portfolio Manager since 2006

Jeff McConnell, CFA, Co-Portfolio Manager since 2006

Michael Stout, CFA, Co-Portfolio Manager since 2006

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus

15

and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

16

Transamerica Asset Allocation – Moderate Growth VP

Investment Objective: Seeks capital appreciation with current income as a secondary objective.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.10%	0.10%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.03%	0.03%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.86%	0.86%
Total annual fund operating expenses[a]	0.99%	1.24%

a Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$101	$347	$613	$1,373
Service	$126	$393	$681	$1,500

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 13% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 70% of assets in equities, which may include both stocks and commodity-related securities, and 30% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks, volatility in the equity markets, historical performance, current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio construction manager, Morningstar Associates, LLC, may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

17

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Asset Allocation – The sub-adviser allocates the portfolio's assets among various underlying portfolios and/or exchange-traded funds. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses, and may cause the portfolio to underperform other portfolios with a similar strategy.

• Credit – If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Defensive Investing – Short-term debt securities held by the portfolio for defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If a significant amount of the portfolio's assets are used for defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance

18

that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the portfolio's prospectus identifies certain risks of each underlying portfolio.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to a secondary index which is used to more closely reflect the principal strategies and policies of the portfolio. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	15.60%
Worst Quarter:	12/31/2008	-17.33%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 1, 2002)	28.16%	3.05%	4.77%
Service Class (commenced operations on May 1, 2003)	27.87%	2.82%	7.18%
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses, or taxes)	29.40%	1.10%	3.38%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.93%	4.97%	5.39%

Management:

Investment Adviser: Portfolio Construction Manager:

Transamerica Asset Management, Inc.  Morningstar Associates, LLC

Portfolio Construction Team:

Jon Hale, CFA, Co-Portfolio Manager since 2006

Maciej Kowara, CFA, Co-Portfolio Manager since 2006

Jeff McConnell, CFA, Co-Portfolio Manager since 2006

Michael Stout, CFA, Co-Portfolio Manager since 2006

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about

19

the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

20

Transamerica Balanced VP

Investment Objective: Seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[a]
	Class of Shares
	Initial	Service
Management fees	0.75%	0.75%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.11%	0.11%
Total annual fund operating expenses	0.86%	1.11%

a Annual portfolio operating expenses have been restated to reflect expenses for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 88	$307	$543	$1,223
Service	$113	$353	$612	$1,352

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 82% of the average value of the portfolio's portfolio.

Principal Investment Strategies: Transamerica Investment Management, LLC (“TIM”), the portfolio's sub-adviser, seeks to achieve the portfolio's objective by primarily investing, under normal circumstances, in a combination of common stocks and high quality bonds with maturities of less than 30 years. The portfolio may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. TIM may shift portions held in bonds and stocks according to business and investment conditions. The portfolio will hold at least 25% of its assets in non-convertible fixed-income securities.

TIM uses a “bottom-up” approach to investing. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

The portfolio may invest in foreign securities, mortgage-backed securities and lower rated bonds. The portfolio may also invest in derivative securities, including futures, options and options on futures and swaps.

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are

21

used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Credit – If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Mortgage-Related Securities – Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest

22

rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to a secondary index which is used to more closely reflect the principal strategies and policies of the portfolio. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2004, a different sub-adviser managed this portfolio, it had a different investment objective, and it used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	13.52%
Worst Quarter:	12/31/2008	-17.19%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 1, 2002)	26.30%	2.70%	4.22%
Service Class (commenced operations on May 1, 2003)	25.94%	2.45%	5.04%
Standard & Poor’s 500 Composite Stock Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	2.46%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.93%	4.97%	5.39%
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Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Transamerica Investment Management, LLC

Portfolio Managers:

Kirk J. Kim, Portfolio Manager (Lead-Equity) since 2010

John D. Lawrence, CFA, Portfolio Manager (Co-Equity) since 2010

Gary U. Rollé, CFA, Portfolio Manager (Co-Equity) since 1994

Greg D. Haendel, CFA, Portfolio Manager (Lead-Fixed-Income) since 2008

Derek S. Brown, CFA, Portfolio Manager (Co-Fixed-Income) since 2008

Brian W. Westhoff, CFA, Portfolio Manager (Co-Fixed-Income) since 2008

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica BlackRock Large Cap Value VP

Investment Objective: Seeks long-term capital growth.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.78%	0.78%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.06%	0.06%
Total annual fund operating expenses	0.84%	1.09%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 86	$300	$532	$1,199
Service	$111	$347	$601	$1,329

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 128% of the average value of the portfolio's portfolio.

Principal Investment Strategies: Under normal circumstances, the portfolio's sub-adviser, BlackRock Investment Management, LLC (“BlackRock”), invests at least 80% of the portfolio's net assets in equity securities of large cap companies. The portfolio considers a large cap company to be one which, at the time of purchase, has a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Value Index. As of December 31, 2009, the lowest market capitalization in this group was approximately $6.084 billion.

The portfolio may invest in foreign securities that are represented by American Depositary Receipts. The portfolio may invest in convertible securities, preferred stocks, illiquid securities, and U.S. government debt securities.

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

25

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

• U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2004, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

26

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2003	19.27%
Worst Quarter:	09/30/2002	-20.67%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 1, 1996)	13.99%	1.34%	4.77%
Service Class (commenced operations on May 1, 2003)	13.71%	1.09%	7.25%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	19.69%	-0.25%	2.47%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  BlackRock Investment Management, LLC

Portfolio Managers:

Robert C. Doll, Jr., CFA, Portfolio Manager since 2004

Daniel Hanson, CFA, Portfolio Manager since 2008

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

27

Transamerica Clarion Global Real Estate Securities VP

Investment Objective: Seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.79%	0.79%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.12%	0.12%
Total annual fund operating expenses	0.91%	1.16%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 93	$322	$570	$1,281
Service	$118	$368	$638	$1,409

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 61% of the average value of the portfolio's portfolio.

Principal Investment Strategies: Under normal conditions, the portfolio's sub-adviser, ING Clarion Real Estate Securities, LLC (“Clarion”), will invest at least 80% of the portfolio's net assets in equity securities of issuers that are principally engaged in the real estate industry. Clarion considers issuers principally engaged in the real estate industries to be companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's portfolio will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. As a general matter, Clarion intends to invest in common stocks and convertible securities of real estate companies, including real estate investment trusts (“REITs”).

Clarion uses a disciplined two-step process for constructing the portfolio's portfolio. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective. The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-backed securities such as pass through certificates, real estate mortgage investment conduit certificates, and collateralized mortgage obligations, or short-term debt obligations. However, the portfolio does not directly invest in real estate.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

This portfolio is non-diversified.

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Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Mortgage-Related Securities – Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.

• Non-Diversification – The portfolio is classified as “non-diversified,” which means it may invest in a larger percentage of its assets in one issuer than a diversified portfolio. To the extent the portfolio invests its assets in fewer issuers, the portfolio will be more susceptible to negative events affecting those issuers.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

29

• Portfolio Turnover – The portfolio's investment strategy may result in a high portfolio turnover rate. High portfolio turnover would result in a correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the portfolio's performance.

• Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates. REITs are one type of real estate security. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure, and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

• REITs – When the portfolio invests in Real Estate Investment Trusts (“REITs”), it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser. On November 1, 2005, the portfolio modified its investment strategies; performance set forth prior to that date is attributable to the prior strategies.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	31.59%
Worst Quarter:	12/31/2008	-29.05%
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Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 1, 1998)	33.42%	2.98%	12.02%
Service Class (commenced operations on May 1, 2003)	33.01%	2.72%	10.56%
S&P Developed Property Index (reflects no deduction for fees, expenses, or taxes)	37.66%	1.50%	9.40%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  ING Clarion Real Estate Securities, LLC

Portfolio Managers:

T. Ritson Ferguson, CFA, Portfolio Manager since 2002

Joseph P. Smith, CFA, Portfolio Manager since 2002

Steven D. Burton, CFA, Portfolio Manager since 2002

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica Convertible Securities VP

Investment Objective: Seeks maximum total return through a combination of current income and capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.75%	0.75%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.07%	0.07%
Total annual fund operating expenses	0.82%	1.07%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 84	$294	$522	$1,176
Service	$109	$340	$590	$1,306

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 168% of the average value of the portfolio's portfolio.

Principal Investment Strategies: Transamerica Investment Management, LLC (“TIM”), the portfolio’s sub-adviser, will invest, under normal circumstances, at least 80% of the portfolio’s net assets in convertible securities across the credit spectrum. Convertible securities are fixed-income securities that convert into shares of common stock of their issuer. Convertible securities perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price.

TIM may invest the portfolio’s assets in other types of securities, including common stock, and may also invest in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions.

TIM may, but need not, invest in derivatives. TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio’s exposure to changing security prices or other factors that affect security values.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Active Trading – Certain portfolios are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

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• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the portfolio could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the portfolio's ability to dispose of the underlying securities may be restricted.

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• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	09/30/2009	16.86%
Worst Quarter:	12/31/2008	-19.77%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 1, 2002)	31.30%	2.53%	5.22%
Service Class (commenced operations on May 1, 2003)	31.16%	2.29%	6.02%
Bank of America Merrill Lynch All U.S. Convertible Securities Index (reflects no deduction for fees, expenses, or taxes)	49.13%	2.69%	5.34%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Transamerica Investment Management, LLC

Portfolio Managers:

Kirk J. Kim, Portfolio Manager (Lead) since 2002

Peter O. Lopez, Portfolio Manager (Co) since 2002

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to

34

the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica Diversified Equity VP

Investment Objective: Seeks to maximize capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[b]
	Class of Shares
	Initial	Service
Management fees	0.73%	0.73%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.16%	0.16%
Total annual fund operating expenses	0.89%	1.14%
Expense reduction[a]	0.04%	0.04%
Total annual fund operating expenses after expense reduction	0.85%	1.10%

a Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through April 30, 2011, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 0.85%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized portfolio operating expenses are less than the cap, excluding 12b-1 fees and extraordinary expenses. The expense cap may be terminated by the portfolio’s Board of Trustees at any time.

b Annual portfolio operating expenses have been restated to reflect expenses for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 87	$312	$556	$1,254
Service	$112	$358	$624	$1,383

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 54% of the average value of the portfolio's portfolio.

Principal Investment Strategies: Transamerica Investment Management, LLC (“TIM”), the portfolio's sub-adviser, invests, under normal circumstances, at least 80% of the portfolio's net assets in domestic equity securities. The portfolio typically limits its holdings to fewer than 60 companies.

TIM uses a “bottom-up” approach to investing. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

TIM may invest in securities issued by companies of all sizes. Generally, however, TIM will invest in securities of companies whose market capitalization (total market value of publicly traded securities) is greater than $500 million at the time of investment. The portfolio may invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

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• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Focused Investing – To the extent the portfolio invests in a limited number of issuers, changes in the value of individual securities may have a significant impact on your investment.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

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Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2010, the portfolio was named Transamerica Templeton Global VP, and had a different sub-adviser, a different investment objective and used different investment strategies.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	20.60%
Worst Quarter:	12/31/2008	-21.70%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on December 3, 1992)	28.32%	1.24%	-3.89%
Service Class (commenced operations on May 1, 2003)	27.85%	0.96%	5.48%
Standard & Poor’s 500 Composite Stock Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-0.95%
Morgan Stanley Capital International World Index[1] (reflects no deduction for fees, expenses, or taxes)	30.79%	2.57%	0.23%

1 This index served as the benchmark for the portfolio prior to May 1, 2010, at which time it was replaced with the Standard & Poor’s 500 Composite Stock Index. This benchmark index change was made to more accurately reflect the principal strategies of the portfolio.

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Transamerica Investment Management, LLC

Portfolio Managers:

Edward S. Han, Portfolio Manager (Lead) since 2010

Peter O. Lopez, Portfolio Manager (Co) since 2009

Gary U. Rollé, CFA, Portfolio Manager (Co) since 2009

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

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Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica Federated Market Opportunity VP

Investment Objective: Seeks to provide absolute (positive) returns with low correlation to the U.S. equity market.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.75%	0.75%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.09%	0.09%
Total annual fund operating expenses	0.84%	1.09%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 86	$300	$532	$1,199
Service	$111	$347	$601	$1,329

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 183% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (“Federated”), invests, under normal circumstances, in domestic and foreign securities that Federated deems to be undervalued or out-of-favor, and other investments detailed in the strategy below which may include maintaining a cash position invested in traditional cash instruments. Federated may position the portfolio with respect to various asset classes or individual securities in a net long or net short position.

Federated’s investment management approach may be described as contrarian in nature because the sub-adviser anticipates that it will invest in out-of-favor securities, obtain short exposure on securities that are in favor, or deviate from the consensus view on markets in general, a sector, or individual securities. The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

The portfolio may invest in exchange-traded funds (“ETFs”), derivative contracts (such as options, swaps and futures contracts) and hybrid investments (such as notes linked to underlying securities, indices or commodities), or sell securities short in order to implement its investment strategy. When investing the fixed-income portion of the portfolio, Federated is not constrained by any duration or maturity range or credit quality.

The portfolio may invest in commodities by investing in a derivative or other hybrid instrument whose price depends upon the movement of an underlying commodity or by the performance of a commodity index.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

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• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Commodities – To the extent the portfolio invests in instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio will be subject to the risks of investing in physical commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The portfolio's investment exposure to the commodities markets may subject the portfolio to greater volatility than investments in more traditional securities, such as stocks and bonds.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

• Country, Sector or Industry Focus – To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries, the portfolio will be more susceptible to negative events affecting those countries, sectors or industries.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Currency Hedging – The portfolio may hedge its currency risk, using currency futures, forwards or options. However, these instruments may not always work as intended, and a portfolio may be worse off than if it had not used a hedging instrument.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

• Exchange Traded Funds – Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of bonds. ETF shares may trade at a premium or discount to NAV. ETFs are subject to secondary market trading risks.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

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• Hybrid Instruments – The risks of investing in hybrid instruments include a combination of the risks of investing in securities, commodities, options, futures, and currencies. An investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Investment Companies – To the extent that an underlying portfolio invests in other investment companies, such as exchange-traded funds, it is subject to the risks of these investment companies and bears its pro rata share of the investment companies’ expenses.

• Leveraging – The value of your investment may be more volatile if the portfolio borrows or uses derivatives that have a leveraging effect on the fund. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have had. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Portfolio Turnover – The portfolio's investment strategy may result in a high portfolio turnover rate. High portfolio turnover would result in a correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the portfolio's performance.

• REITs – When the portfolio invests in Real Estate Investment Trusts (“REITs”), it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

• Short Sales – A short sale may be effected by selling a security that the portfolio does not own. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio may also pay transaction costs and borrowing fees in connection with short sales.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Tax – In order to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code, the portfolio must meet certain requirements regarding, among other things, the source of its income. Any income the portfolio derives from investments in certain hard asset ETFs, such as commodity ETFs, must be limited to a maximum of 10% of the portfolio's gross income. If the portfolio fails to qualify as a RIC, the portfolio will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the portfolio's earnings and profits. If the portfolio were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the portfolio would be subject to the risks of diminished returns.

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• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to a secondary index which tracks short-term U.S. Government Securities. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	09/30/2000	11.46%
Worst Quarter:	09/30/2002	-7.85%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on March 1, 1994)	4.20%	1.32%	8.35%
Service Class (commenced operations on May 1, 2003)	3.95%	1.10%	5.06%
Russell 3000® Value Index (reflects no deduction for fees, expenses, or taxes)	19.76%	-0.24%	2.88%
Bank of America Merrill Lynch 3-Month Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	0.21%	3.02%	2.99%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Federated Equity Management Company of Pennsylvania

Portfolio Managers:

Steven J. Lehman, CFA, Senior Portfolio Manager since 1994

Dana L. Meissner, CFA, Portfolio Manager since 2009

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and

43

annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica Focus VP

Investment Objective: Seeks to maximize long-term growth.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.80%	0.80%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.10%	0.10%
Total annual fund operating expenses	0.90%	1.15%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 92	$319	$565	$1,269
Service	$117	$365	$633	$1,398

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 131% of the average value of the portfolio's portfolio.

Principal Investment Strategies: Transamerica Investment Management, LLC (“TIM”), the portfolio's sub-adviser, seeks to achieve the portfolio's objective by investing, under normal circumstances, primarily in domestic equity securities that, in TIM’s opinion, are trading at a material discount to intrinsic value. TIM assesses intrinsic value primarily through discounted cash flow analysis, though acquisition and comparable company valuation analyses may be used to a lesser extent. The portfolio will generally invest in domestic equity securities of any size. The portfolio may also invest up to 10% of its assets in short sale positions. The portfolio may invest up to 20% of its assets in convertible and non-convertible high-yield debt securities rated below investment grade.

TIM uses a “bottom-up” approach to investing. A “bottom-up” approach is looking at individual issuers against the context of broader market factors.

TIM seeks out U.S. companies showing strong potential for shareholder value creation, high barriers to competition, solid free cash flow generating ability, excellent capital allocation discipline and experienced management.

The portfolio may invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

In the event TIM is unable to identify sufficient investments that meet the portfolio's criteria, the portfolio may maintain a balance in cash and cash equivalents that may range up to 40% of total assets.

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

This portfolio is non-diversified.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

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• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Focused Investing – To the extent the portfolio invests in a limited number of issuers, changes in the value of individual securities may have a significant impact on your investment.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Non-Diversification – The portfolio is classified as “non-diversified,” which means it may invest in a larger percentage of its assets in one issuer than a diversified portfolio. To the extent the portfolio invests its assets in fewer issuers, the portfolio will be more susceptible to negative events affecting those issuers.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Short Sales – A short sale may be effected by selling a security that the portfolio does not own. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain.

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Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio may also pay transaction costs and borrowing fees in connection with short sales.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to November 20, 2009, the portfolio was named Transamerica Legg Mason Partners All Cap VP, and had a different sub-adviser, a different investment objective and used different investment strategies.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	09/30/2009	18.84%
Worst Quarter:	12/31/2008	-22.68%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 3, 1999)	27.91%	0.29%	3.13%
Service Class (commenced operations on May 1, 2003)	27.57%	0.03%	5.27%
Standard & Poor’s 500 Composite Stock Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-0.95%
Russell 3000® Index[1] (reflects no deduction for fees, expenses, or taxes)	28.34%	0.76%	-0.20%

1  This index served as the benchmark for the portfolio prior to November 20, 2009, at which time it was replaced with the Standard & Poor’s 500 Composite Stock Index. This benchmark index change was made to more closely reflect the principal strategies of the portfolio.

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Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Transamerica Investment Management, LLC

Portfolio Managers:

Edward S. Han, Portfolio Manager (Lead) since 2009

Kirk J. Kim, Portfolio Manager (Lead) since 2009

Joshua D. Shaskan, CFA, Portfolio Manager (Lead) since 2009

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica Growth Opportunities VP

Investment Objective: Seeks to maximize long-term growth.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.80%	0.80%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.08%	0.08%
Total annual fund operating expenses	0.88%	1.13%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 90	$313	$554	$1,246
Service	$115	$359	$622	$1,375

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 60% of the average value of the portfolio's portfolio.

Principal Investment Strategies: Transamerica Investment Management, LLC (“TIM”), the portfolio's sub-adviser, under normal circumstances, invests at least 65% of the portfolio's assets in equity securities. A significant portion of the portfolio's assets may be invested in the securities of companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase. TIM uses a “bottom-up” approach to investing and builds the portfolio one company at a time by investing portfolio assets in equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show strong potential for steady growth; high barriers to competition; and experienced management. TIM believes that companies with small- and medium-sized capitalization levels are less actively followed by security analysts, and, therefore, they may be undervalued, providing strong opportunities for a rise in value.

The portfolio may invest in debt securities in pursuit of its investment objective.

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are

49

used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

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• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc., which employed different strategies.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	20.36%
Worst Quarter:	12/31/2008	-24.04%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 2, 2001)	36.86%	3.99%	6.90%
Service Class (commenced operations on May 1, 2003)	36.52%	3.73%	9.01%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses, or taxes)	46.29%	2.40%	2.26%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Transamerica Investment Management, LLC

Portfolio Managers:

Edward S. Han, Portfolio Manager (Lead) since 2005

John J. Huber, CFA, Portfolio Manager (Lead) since 2005

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus

51

and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica Jennison Growth VP

Investment Objective: Seeks long-term growth of capital.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.79%	0.79%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.06%	0.06%
Total annual fund operating expenses	0.85%	1.10%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 87	$303	$538	$1,211
Service	$112	$350	$606	$1,340

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 76% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio's sub-adviser, Jennison Associates LLC (“Jennison”), invests, under normal circumstances, at least 65% of the portfolio's total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts of U.S. companies with market capitalizations of at least $1 billion that Jennison considers to have above average prospects for growth. These companies are generally medium- to large-capitalization companies.

The sub-adviser uses a “bottom-up” approach, researching and evaluating individual company fundamentals rather than macro-economic factors, to identify individual companies with earnings growth potential that may not be recognized by the market at large. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

The portfolio may invest up to 20% of its assets in the securities of foreign issuers.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

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• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Medium-Sized Companies – Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies generally are subject to more volatility in price than larger company securities.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Jennison Growth Portfolio of Endeavor Series Trust. Jennison has been the

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portfolio’s sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	12/31/2001	16.24%
Worst Quarter:	12/31/2008	-20.76%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on November 18, 1996)	41.00%	2.82%	-2.14%
Service Class (commenced operations on May 1, 2003)	40.69%	2.58%	6.27%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	37.21%	1.63%	-3.99%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Jennison Associates LLC

Portfolio Managers:

Michael A. Del Balso, Portfolio Manager since 2000

Kathleen A. McCarragher, Portfolio Manager since 2000

Spiros “Sig” Segalas, Portfolio Manager since 2004

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica JPMorgan Core Bond VP

Investment Objective: Seeks total return, consisting of income and capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.45%	0.45%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.12%	0.12%
Total annual fund operating expenses	0.57%	0.82%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$58	$215	$386	$ 880
Service	$84	$262	$455	$1,014

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 18% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”) seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's assets in bonds, including (without limitation):

• U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities

• Medium- to high-quality corporate bonds

• Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations (“CMOs”)

• Asset-backed securities

• Commercial Mortgage-Backed Securities (“CMBS”)

Generally, such bonds will have intermediate to long maturities.

To a lesser extent, it may invest in:

• U.S. dollar-denominated foreign bonds

• Short-term securities, including agency discount notes, commercial paper and money market funds

The portfolio may invest in bonds and other debt securities that are rated in the lowest investment grade category. The portfolio's average weighted maturity will ordinarily range between four and 12 years. JPMorgan analyzes four major factors in managing and constructing the fund’s portfolio: duration, market sector, maturity concentrations and individual securities. JPMorgan looks for market sectors and individual securities that it believes will perform well over time. JPMorgan is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. The portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The portfolio may use derivatives

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as a substitute for various investments, to alter the investment characteristics of the portfolio, for risk management and/or to increase income or gain to the portfolio.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Asset-Backed Securities – Asset-backed securities represent participation in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay and unpaid principal or interest. The value of asset-backed securities may be affected by changes in credit quality or value of the assets that support the securities.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Credit – If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

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• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Mortgage-Related Securities – Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	09/30/2001	4.87%
Worst Quarter:	06/30/2004	-1.94%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on October 2, 1986)	9.58%	5.64%	6.57%
Service Class (commenced operations on May 1, 2003)	9.38%	5.36%	4.93%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.93%	4.97%	6.33%
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Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  J.P. Morgan Investment Management Inc.

Portfolio Manager:

Douglas S. Swanson, Portfolio Manager since 2007

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica JPMorgan Enhanced Index VP

Investment Objective: Seeks to earn a total return modestly in excess of the total return performance of the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”) (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Index.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.74%	0.74%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.11%	0.11%
Total annual fund operating expenses	0.85%	1.10%
Expense reduction[a]	0.01%	0.01%
Total annual fund operating expenses after expense reduction	0.84%	1.09%

a Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through April 30, 2011, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 0.84%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized portfolio operating expenses are less than the cap, excluding 12b-1 fees and extraordinary expenses. The expense cap may be terminated by the portfolio’s Board of Trustees at any time.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 86	$302	$537	$1,210
Service	$111	$349	$605	$1,339

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 117% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of large- and medium-capitalization U.S. companies. The portfolio may invest in foreign companies included in the S&P 500 Index. JP Morgan will normally keep the portfolio as fully invested in equity securities as practicable.

Industry by industry, the portfolio’s weightings are generally similar to those of the S&P 500 Index. The portfolio normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500 Index. Within each industry, the portfolio’s sub-adviser modestly may overweight stocks that it views as undervalued or fairly valued while modestly underweighting or not holding stocks that it views as overvalued. The portfolio normally invests primarily in common stocks.

The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments, including U.S. government securities and repurchase agreements. The portfolio may, but need not, invest in derivatives.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the

60

portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Medium-Sized Companies – Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies generally are subject to more volatility in price than larger company securities.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the

61

security and the market value declines, the portfolio could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the portfolio's ability to dispose of the underlying securities may be restricted.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust, which employed different strategies and had a different sub-adviser.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	16.58%
Worst Quarter:	12/31/2008	-21.86%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 2, 1997)	29.59%	0.25%	-1.53%
Service Class (commenced operations on May 1, 2003)	29.32%	0.00%	4.70%
Standard & Poor's 500 Composite Stock Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-0.95%
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Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  J.P. Morgan Investment Management Inc.

Portfolio Managers:

Terance Chen, Portfolio Manager since 1997

Raffaele Zingone, Portfolio Manager since 1997

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica JPMorgan Mid Cap Value VP

Investment Objective: Seeks growth from capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.83%	0.83%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.06%	0.06%
Total annual fund operating expenses	0.89%	1.14%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 91	$316	$559	$1,257
Service	$116	$362	$628	$1,386

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 34% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's net assets in common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued. The portfolio will normally only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts. The portfolio may also invest up to 15% of its net assets in real estate investment trusts (“REITs”). Maximum weightings in any sector are double that of the benchmark or 25%, whichever is greater.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments without limit. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

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• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Medium-Sized Companies – Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies generally are subject to more volatility in price than larger company securities.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

• REITs – When the portfolio invests in Real Estate Investment Trusts (“REITs”), it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance

65

calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	09/30/2009	18.10%
Worst Quarter:	12/31/2008	-21.81%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 3, 1999)	26.41%	2.23%	4.76%
Service Class (commenced operations on May 1, 2003)	26.12%	1.96%	7.24%
Russell Midcap® Value Index (reflects no deduction for fees, expenses, or taxes)	34.21%	1.98%	7.58%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  J.P. Morgan Investment Management Inc.

Portfolio Managers:

Gloria Fu, CFA, Portfolio Manager since 2006

Lawrence Playford, CFA, Portfolio Manager since 2004

Jonathan K.L. Simon, Portfolio Manager since 2004

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

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Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica MFS International Equity VP

Investment Objective: Seeks capital growth.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[a]
	Class of Shares
	Initial	Service
Management fees	0.90%	0.90%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.17%	0.17%
Total annual fund operating expenses	1.07%	1.32%

a Annual portfolio operating expenses have been restated to reflect expenses for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$109	$372	$656	$1,464
Service	$134	$418	$723	$1,590

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 18% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio's sub-adviser, MFS® Investment Management (“MFS”), invests, under normal circumstances, at least 80% of the portfolio's net assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries. The portfolio normally invests primarily in equity securities of foreign companies, including emerging market equity securities. MFS may invest a relatively large percentage of the portfolio's assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. In selecting investments for the portfolio, MFS is not constrained to any particular investment style. MFS may invest the portfolio's assets in the stocks of companies it believes to have above average earnings growth potential (growth companies), in the stocks of companies it believes are undervalued (value companies), or in a combination of growth and value companies. MFS may invest the portfolio's assets in companies of any size. MFS may use derivatives for any investment purpose. MFS uses a “bottom-up” approach to buying and selling investments for the fund. A "bottom-up" approach is looking at individual companies against the context of broader market factors. Investments are selected primarily based on fundamental analysis of issuers. Quantitative models that systematically evaluate issuers may also be considered. MFS may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Active Trading – Certain portfolios are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on

68

performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Geographic – To the extent the portfolio invests a significant portion of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the portfolio will be more susceptible to negative events affecting those countries or that region, and could be more volatile than a more geographically diverse portfolio. Geographic risk is especially high in emerging markets.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Leveraging – The value of your investment may be more volatile if the portfolio borrows or uses derivatives that have a leveraging effect on the fund. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have had. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may

69

go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2002, a different sub-adviser managed this portfolio and prior to July 3, 2006 another sub-adviser managed the portfolio; the performance set forth prior to those dates is attributable to those respective sub-advisers.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	09/30/2009	21.26%
Worst Quarter:	09/30/2002	-19.85%
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Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on January 2, 1997)	32.68%	5.42%	-0.44%
Service Class (commenced operations on May 1, 2003)	32.24%	5.10%	9.78%
Morgan Stanley Capital International Europe, Australasia & Far East Index (reflects no deduction for fees, expenses, or taxes)	32.46%	4.02%	1.58%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  MFS® Investment Management

Portfolio Managers:

Daniel Ling, Portfolio Manager since 2009

Marcus L. Smith, Portfolio Manager since 2006

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

71

Transamerica Money Market VP

Investment Objective: Seeks maximum current income from money market securities consistent with liquidity and preservation of principal.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[a]
	Class of Shares
	Initial	Service
Management fees	0.35%	0.35%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.06%	0.06%
Total annual fund operating expenses	0.41%	0.66%

a Annual portfolio operating expenses have been restated to reflect expenses for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$42	$164	$298	$687
Service	$67	$211	$368	$822

Principal Investment Strategies: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), invests the portfolio's assets in the following high quality, short-term U.S. dollar-denominated money market instruments:

• short-term corporate obligations, including commercial paper, notes and bonds

• obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

• obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

• repurchase agreements involving any of the securities mentioned above

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. Each security, at the time of purchase by the portfolio, has been determined by the sub-adviser to present minimal credit risk.

As a money market fund, the portfolio tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification, liquidity and maturity of its investments. If, after purchase, the credit rating on a security held by the portfolio is downgraded or the credit quality deteriorates, or if the maturity on a security is extended, the portfolio's sub-adviser or Board of Trustees (where required by applicable regulations) will decide whether the security should be held or sold.

Principal Risks: An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, the portfolio could underperform other short-term debt instruments or money market funds, or you could lose money. The portfolio is subject to the following principal investment risks (in alphabetical order).

• Bank Obligations – To the extent the portfolio invests in U.S. bank obligations, the portfolio will be more susceptible to adverse events affecting the U.S. banking industry. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks’ profitability.

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• Credit – An issuer or obligor of a security held by the portfolio or a counterparty to a financial contract with the portfolio may default or its credit may be downgraded, or the value of assets underlying a security may decline. Subordinated securities will be disproportionately affected by a default or downgrade.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Interest Rate – The interest rates on short-term obligations held in the fund will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rates. The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Redemption – The portfolio may experience periods of heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the portfolio could have an adverse impact on the remaining shareholders in the portfolio. In addition, the portfolio may suspend redemptions when permitted by applicable regulations.

• Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the portfolio could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the portfolio's ability to dispose of the underlying securities may be restricted.

• U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.

• Yield – The amount of income you receive from the portfolio will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the portfolio's expenses could absorb all or a significant portion of the portfolio's income. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the portfolio’s yield.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares. Performance reflects any fee waivers

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or expense reimbursements in effect during the relevant periods. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2000	1.62%
Worst Quarter:	12/31/2009	0.00%

7-DAY YIELD
(as of December 31, 2009)
Initial Class = 0.01%
Service Class = 0.01%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on October 2, 1996)	0.13%	3.00%	2.83%
Service Class (commenced operations on May 1, 2003)	0.04%	2.81%	2.25%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Transamerica Investment Management, LLC

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by

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influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica Morgan Stanley Mid-Cap Growth VP

Investment Objective: Seeks capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.80%	0.80%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.13%	0.13%
Total annual fund operating expenses	0.93%	1.18%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 95	$329	$581	$1,304
Service	$120	$375	$649	$1,432

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 35% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio's sub-adviser is Van Kampen Asset Management (“VKAM”). Under normal circumstances, at least 80% of the portfolio's net assets will be invested in securities of medium-sized companies at the time of investment. A medium-sized company is generally defined by reference to those companies represented in the Russell Midcap® Growth Index.

VKAM seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. VKAM typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward profile. VKAM generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities, rights and warrants, and debt securities. VKAM also may utilize derivative instruments, including options on securities, futures contracts and options thereon and various currency transactions. Derivative instruments used by the fund will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

VKAM may invest up to 25% of the portfolio's assets in securities of foreign companies, including emerging market securities, primarily through ownership of depositary receipts. The portfolio may also invest up to 10% of its assets in real estate investment trusts (“REITs”).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

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• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Investing Aggressively – The value of developing company stocks may be volatile, and can drop significantly in a short period of time. Rights, options and futures contracts may not be exercised and may expire worthless. Warrants and rights may be less liquid than stocks. Use of futures and other derivatives may make the portfolio more volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

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• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

• REITs – When the portfolio invests in Real Estate Investment Trusts (“REITs”), it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	27.18%
Worst Quarter:	12/31/2008	-25.90%
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Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on March 1, 1993)	60.56%	4.55%	-3.85%
Service Class (commenced operations on May 1, 2003)	60.12%	4.28%	7.15%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses, or taxes)	46.29%	2.40%	-0.52%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Van Kampen Asset Management

Portfolio Managers:

Dennis P. Lynch, Lead Portfolio Manager since 2002

David S. Cohen, Portfolio Manager since 2002

Sam G. Chainani, Portfolio Manager since 2004

Alexander T. Norton, Portfolio Manager since 2005

Jason C. Yeung, Portfolio Manager since 2007

Armistead B. Nash, Portfolio Manager since 2008

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica Multi Managed Large Cap Core VP

Investment Objective: Seeks to provide high total return.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.75%	0.75%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.10%	0.10%
Total annual fund operating expenses	0.85%	1.10%
Expense reduction[a]	0.01%	0.01%
Total annual fund operating expenses after expense reduction	0.84%	1.09%

a Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through April 30, 2011, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 0.84%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized portfolio operating expenses are less than the cap, excluding 12b-1 fees and extraordinary expenses. The expense cap may be terminated by the portfolio’s Board of Trustees at any time.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 86	$302	$537	$1,210
Service	$111	$349	$605	$1,339

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 73% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio’s sub-adviser, Morgan Stanley Investment Management Inc.(“MSIM”), under normal circumstances, invests at least 80% of the portfolio’s assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that MSIM believes have strong free cash flow and earnings growth potential or are undervalued. MSIM emphasizes individual security selection.

MSIM may invest up to 10% of the portfolio’s assets in securities of issuers economically tied to emerging markets countries. An issuer generally will be deemed to be economically tied to a country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. Derivative instruments used by the portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The portfolio may invest up to 10% of its total assets in real estate investment trusts (“REITs”).

The portfolio may invest up to 25% of its total assets in securities of foreign issuers, including emerging markets securities, primarily through ownership of depositary receipts.

The portfolio spans both growth and value styles of investing, and is managed by two separate groups at MSIM, a growth team and a value team. Both inflows and outflows will be allocated equally between the two investment styles. In addition, MSIM

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will rebalance monthly to maintain an equal allocation between the two investment styles. These allocations are non-discretionary.

Growth — The growth team seeks capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets.

The sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The sub-adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The sub-adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

Value — The value team emphasizes a value style of investing seeking well-established, undervalued companies believed by MSIM to possess the potential for capital growth and income. Portfolio securities are typically sold when MSIM’s assessments of the capital growth and income potential of such securities materially change.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• REITs – When the portfolio invests in Real Estate Investment Trusts (“REITs”), it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure; and the failure to

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qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio; Endeavor Asset Allocation Portfolio of Endeavor Series Trust.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	09/30/2009	19.50%
Worst Quarter:	12/31/2008	-25.25%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on April 8, 1991)	45.41%	2.12%	1.04%
Service Class (commenced operations on May 1, 2003)	45.09%	1.87%	5.55%
Standard & Poor's 500 Composite Stock Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-0.95%
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Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Morgan Stanley Investment Management Inc.

Portfolio Managers:

Growth Team

Dennis P. Lynch, Lead Portfolio Manager since 2002

David S. Cohen, Portfolio Manager since 2002

Sam G. Chainani, Portfolio Manager since 2004

Alexander T. Norton, Portfolio Manager since 2005

Jason C. Yeung, Portfolio Manager since 2007

Armistead B. Nash, Portfolio Manager since 2008

Value Team

Kevin Holt, Co-Lead Portfolio Manager since 2004

Jason Leder, Co-Lead Portfolio Manager since 2004

Devin Armstrong, Portfolio Manager since 2007

James Warwick, Portfolio Manager since 2007

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica PIMCO Total Return VP

Investment Objective: Seeks maximum total return consistent with preservation of capital and prudent investment management.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.63%	0.63%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.07%	0.07%
Total annual fund operating expenses	0.70%	0.95%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$72	$256	$457	$1,035
Service	$97	$303	$525	$1,166

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 729% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio's sub-adviser, Pacific Investment Management Company LLC (“PIMCO”), invests, under normal circumstances, at least 65% of the portfolio's net assets in fixed-income instruments of varying maturities. The average duration of this portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index, which as of December 31, 2009, was 4.57 years. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the portfolio's total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, Fitch, or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of the portfolio's total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging markets countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets. The portfolio may also invest up to 10% of its total assets in preferred stocks.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the

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portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Credit – If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Currency Hedging – The portfolio may hedge its currency risk, using currency futures, forwards or options. However, these instruments may not always work as intended, and a portfolio may be worse off than if it had not used a hedging instrument.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Leveraging – The value of your investment may be more volatile if the portfolio borrows or uses derivatives that have a leveraging effect on the fund. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have had. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.

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• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Mortgage-Related Securities – Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

• Prepayment or Call – Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the portfolio will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The portfolio also may lose any premium it paid on the security.

• Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the portfolio could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the portfolio's ability to dispose of the underlying securities may be restricted.

• Rule 144A Securities – Rule 144A permits certain qualified institutional buyers, such as the portfolio, to trade in privately placed securities that have not been registered for sale to the public. Rule 144A securities may be deemed illiquid, and the portfolio might be unable to dispose of such securities promptly or at reasonable prices.

• Sovereign Debt – Sovereign debt instruments, are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.

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• Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	09/30/2009	7.17%
Worst Quarter:	09/30/2008	-4.67%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 1, 2002)	16.03%	5.56%	5.66%
Service Class (commenced operations on May 1, 2003)	15.75%	5.29%	4.92%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.93%	4.97%	5.39%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Pacific Investment Management Company LLC

Portfolio Manager:

Chris P. Dialynas, Portfolio Manager since 2008

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

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Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica Small/Mid Cap Value VP

Investment Objective: Seeks to maximize total return.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.80%	0.80%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.08%	0.08%
Total annual fund operating expenses	0.88%	1.13%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 90	$313	$554	$1,246
Service	$115	$359	$622	$1,375

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 89% of the average value of the portfolio's portfolio.

Principal Investment Strategies: Transamerica Investment Management, LLC (“TIM”), the portfolio's sub-adviser, invests, under normal circumstances, at least 80% of the portfolio's net assets in small- and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion at the time of purchase.

The portfolio generally will invest in small and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability.

The portfolio may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

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• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.
• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. TIM has been the portfolio’s sub-adviser since May 1, 2004.

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Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	12/31/2001	44.49%
Worst Quarter:	09/30/2002	-33.09%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 4, 1993)	43.21%	7.21%	10.53%
Service Class (commenced operations on May 3, 2004)	42.90%	6.93%	8.75%
Russell 2500® Value Index (reflects no deduction for fees, expenses, or taxes)	27.68%	0.84%	8.18%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Transamerica Investment Management, LLC

Portfolio Managers:

Jeffrey J. Hoo, CFA, Portfolio Manager (Lead) since 2008

Thomas E. Larkin, III, Portfolio Manager (Co) since 2008

Joshua D. Shaskan, CFA, Portfolio Manager (Co) since 2008

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica T. Rowe Price Small Cap VP

Investment Objective: Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.75%	0.75%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.13%	0.13%
Total annual fund operating expenses	0.88%	1.13%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 90	$313	$554	$1,246
Service	$115	$359	$622	$1,375

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 34% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio’s sub-adviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of its net assets in small-cap growth companies. These are currently defined by the sub-adviser as companies whose market capitalization falls within the range of companies in the Morgan Stanley Capital International U.S. Small Cap Growth Index (“MSCI U.S. Small Cap Growth Index”), which was approximately $42.28 million to $5.52 billion as of December 31, 2009, but the limits will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio’s initial purchase continue to be considered small companies for purposes of this policy. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not, under normal circumstances, constitute more than 50% of assets. Based on quantitative models and fundamental company research, stocks are selected in a “bottom-up” manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations and projected earnings and sales growth, valuation, capital usage, and earnings quality. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

While the portfolio normally invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets) or exchange traded funds in pursuit of its investment objective. The portfolio may, but need not, invest in derivatives, including stock index futures and options. The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

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• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Exchange Traded Funds – Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of bonds. ETF shares may trade at a premium or discount to NAV. ETFs are subject to secondary market trading risks.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Smaller Companies – Small companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance

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calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	12/31/2001	25.80%
Worst Quarter:	12/31/2008	-25.77%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 3, 1999)	38.70%	2.12%	0.33%
Service Class (commenced operations on May 1, 2003)	38.33%	1.86%	7.53%
Morgan Stanley Capital International U.S. Small Cap Growth Index (reflects no deduction for fees, expenses, or taxes)	41.91%	2.57%	1.88%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  T. Rowe Price Associates, Inc.

Portfolio Manager:

Sudhir Nanda, CFA, Portfolio Manager since 2006

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica Third Avenue Value VP

Investment Objective: Seeks long-term capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.80%	0.80%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.12%	0.12%
Total annual fund operating expenses	0.92%	1.17%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 94	$325	$576	$1,292
Service	$119	$372	$644	$1,420

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 8% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio's sub-adviser, Third Avenue Management LLC (“Third Avenue”), invests, under normal circumstances, at least 80% of the portfolio's assets in common stocks of U.S. and non-U.S. issuers. The portfolio seeks to achieve its objective mainly by acquiring common stocks of well-financed companies (meaning companies with high-quality assets and a relative absence of liabilities) at a discount to what the sub-adviser believes is their intrinsic value. The portfolio also seeks to acquire senior securities, such as debt instruments (including high-yield and distressed securities that may be in default and may have any or no credit rating) that the sub-adviser believes are undervalued.

Third Avenue employs an opportunistic, “bottom-up” research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. A "bottom-up" approach is looking at individual companies against the context of broader market factors.

The portfolio invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the portfolio's investment strategies and restrictions. The portfolio may invest up to 15% of its assets in high-yield/high risk fixed-income securities and other types of debt securities.

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

The portfolio is a non-diversified portfolio.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

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• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Non-Diversification – The portfolio is classified as “non-diversified,” which means it may invest in a larger percentage of its assets in one issuer than a diversified portfolio. To the extent the portfolio invests its assets in fewer issuers, the portfolio will be more susceptible to negative events affecting those issuers.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

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Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to a secondary index which is used to more closely reflect the principal strategies and policies of the portfolio. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	26.13%
Worst Quarter:	12/31/2008	-27.29%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on January 2, 1998)	34.88%	2.07%	9.18%
Service Class (commenced operations on May 1, 2003)	34.52%	1.81%	9.66%
Russell 3000® Value Index (reflects no deduction for fees, expenses, or taxes)	19.76%	-0.24%	2.88%
Morgan Stanley Capital International World Index[1] (reflects no deduction for fees, expenses, or taxes)	30.79%	2.57%	0.23%

1 This index was added as an additional benchmark to the portfolio on May 1, 2010 to more closely reflect the principal strategies and policies of the portfolio.

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Third Avenue Management LLC

Portfolio Managers:

Curtis R. Jensen, Co-Portfolio Manager since 1998

Yang Lie, Co-Portfolio Manager since 2008

Kathleen K. Crawford, Assistant Portfolio Manager since 2007

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

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Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica U.S. Government Securities VP

Investment Objective: Seeks to provide as high a level of total return as is consistent with prudent investment strategies.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.55%	0.55%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.06%	0.06%
Total annual fund operating expenses	0.61%	0.86%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$62	$228	$408	$ 928
Service	$88	$274	$477	$1,061

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 157% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio’s sub-adviser, Transamerica Investment Management, LLC (“TIM”), invests, under normal circumstances, at least 80% of the portfolio’s assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. These securities include:

• U.S. Treasury obligations

• Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities. Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise

• Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

• Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest up to 20% of its total assets in high yield debt securities, debt securities of foreign issuers in developed countries, and U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks. The portfolio may also invest in investment grade corporate bonds, short-term corporate debt securities, non-mortgage-backed securities and zero coupon bonds.

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of

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quantitative and fundamental research, including analysis of the creditworthiness of issuers and the rates of interest offered by various issuers.

The portfolio’s sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio’s interest rate exposure, as well as to hedge the portfolio’s investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Country, Sector or Industry Focus – To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries, the portfolio will be more susceptible to negative events affecting those countries, sectors or industries.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and

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the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Mortgage-Related Securities – Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.

• Zero Coupon Bonds – Zero coupon bonds pay no interest during the life of the obligation but trade at prices below their stated maturity value. Although these securities lock in a rate of return to maturity, they may be subject to greater fluctuations in market value than securities that pay interest periodically.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio’s sub-adviser since May 1, 2002.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	12/31/2008	5.07%
Worst Quarter:	06/30/2004	-2.83%
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Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 13, 1994)	4.47%	4.72%	5.07%
Service Class (commenced operations on May 1, 2003)	4.20%	4.47%	3.88%
Barclays Capital U.S. Government Index (reflects no deduction for fees, expenses, or taxes)	-2.20%	4.87%	6.17%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Transamerica Investment Management, LLC

Portfolio Managers:

Derek S. Brown, CFA, Portfolio Manager (Lead) since 2005

Greg D. Haendel, Portfolio Manager (Co) since 2003

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica WMC Diversified Growth VP

Investment Objective: Seeks to maximize long-term growth.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.72%	0.72%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.07%	0.07%
Total annual fund operating expenses	0.79%	1.04%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 81	$285	$505	$1,141
Service	$106	$331	$574	$1,271

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 43% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio invests, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria.

The portfolio’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. A "bottom-up" approach is looking at individual companies against the context of broader market factors.

Wellington Management continually monitors every company in the portfolio’s portfolio for fundamental attractiveness. The portfolio typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities,

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they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Focused Investing – To the extent the portfolio invests in a limited number of issuers, changes in the value of individual securities may have a significant impact on your investment.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

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Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Funds, Inc., which employed different investment strategies.

Prior to April 9, 2010, the portfolio was named Transamerica Equity VP, had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	18.98%
Worst Quarter:	12/31/2008	-24.19%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on December 31, 1980)	29.20%	0.55%	-1.01%
Service Class (commenced operations on May 1, 2003)	28.90%	0.29%	5.59%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	37.21%	1.63%	-3.99%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Wellington Management Company, LLP

Portfolio Manager:

Paul E. Marrkand, CFA, Portfolio Manager since 2010

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to

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the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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More On The Portfolios’ Strategies And Investments

The following provides additional information regarding the portfolios’ strategies and investments described at the front of the prospectus. Information contained in this prospectus may apply to portfolios of Transamerica Series Trust not offered in your policy or contract. Except as otherwise expressly stated for a particular portfolio in this prospectus or in the statement of additional information or as required by law, there is no limit on the amount of a portfolio’s assets that may be invested in a particular type of security or investment.

Transamerica AEGON High Yield Bond VP: The portfolio's sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's net assets in high-yield/high-risk bonds (commonly known as “junk bonds”).

Junk bonds are high risk debt securities rated in medium or lower rating categories or determined by AUIM to be of comparable quality.

AUIM’s strategy is to seek to achieve yields as high as possible while seeking to manage risk. AUIM uses a “top-down/bottom-up” approach in managing the portfolio's assets. The “top-down” approach is to adjust the risk profile of the portfolio. AUIM analyzes four factors that affect the movement of fixed-income bond prices which include: economic indicators; technical indicators that are specific to the high-yield market; investor sentiment and valuation. Analysis of these factors assists AUIM in its decision regarding the portfolio's allocations.

AUIM has developed a proprietary credit model that is the foundation of its “bottom-up” analysis. The model tracks historical cash flow numbers and calculates credit financial ratios. Because high-yield companies are of higher financial risk, AUIM does a thorough credit analysis of all companies in the portfolio, as well as all potential acquisitions.

Each potential buy and sell candidate is analyzed by AUIM from both the “top-down” and “bottom-up” strategies. An industry may look attractive in one area, but not the other. They can review the results of their analysis and decide whether or not to proceed with a transaction.

AUIM may sell portfolio securities when it determines there are changes in economic indicators, technical indicators or valuation.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Asset Allocation – Conservative VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 35% of assets in equities, which may include both stocks and commodity-related securities, and 65% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying funds that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolios, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

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It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other fund investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Asset Allocation – Growth VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

• Under normal circumstances, it expects to invest primarily in underlying portfolios that invest in equities, which may include both stocks and commodity-related securities.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), historical performance, global markets’ current valuations, and other global economic factors.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Asset Allocation – Moderate VP: The portfolio seeks its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 50% of assets in equities, which may include both stocks and commodity-related securities, and 50% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

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As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Asset Allocation – Moderate Growth VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 70% of assets in equities, which may include both stocks and commodity-related securities, and 30% of assets in fixed-income, which may include bonds, cash, cash equivalents and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Balanced VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio's objective by investing, under normal circumstances, primarily in common stocks and high quality bonds with maturities of less than 30 years. TIM allocates the portfolio's assets between equity and debt securities based on its assessment of current business and investment conditions. However, at all times, the portfolio will hold at least 25% of its assets in non-convertible fixed-income securities. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments.

TIM normally invests in a portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM’s equity and fixed-income management teams work together to build a portfolio of growth stocks combined with bonds that TIM considers to be of good credit quality purchased at favorable prices.

TIM uses a “bottom up” approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM’s opinion.

Equity Investments

TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term, above-average rate of return. In projecting free cash flows and determining earnings potential and valuation, TIM uses multiple factors such as:

• the quality of the management team;

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• the company’s ability to earn returns on capital in excess of the cost of capital;

• competitive barriers to entry; and

• the financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments

TIM’s bond management team seeks out bonds with credit strength of the quality that it believes could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. TIM analyzes this market information daily, negotiating each trade and buying bonds at what TIM considers to be the best available prices.

The portfolio may invest in mortgage-backed securities and lower-rated bonds. The portfolio may also invest in derivative securities, including futures, options and options on futures, swaps and foreign securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica BlackRock Global Allocation VP: The Fund seeks to achieve its objective by investing in both equity and debt securities, including money market securities and other short-term securities or instruments, of issuers located around the world. There is no limit on the percentage of assets the Fund can invest in a particular type of security. Generally, the Fund seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. Except as described below, the Fund has no geographic limits on where its investments may be located. This flexibility allows Fund management to look for investments in markets around the world that it believes will provide the best relative asset allocation to meet the Fund’s objective. The Fund may invest in securities of any market capitalization. The Fund may also invest in REITs.

Fund management uses the Fund’s investment flexibility to create a portfolio of assets that, over time, tends to be relatively balanced between equity and debt securities and that is widely diversified among many individual investments. While the Fund can, and does, look for investments in all the markets of the world, it will typically invest a majority of its assets in the securities of companies and governments located in North and South America, Europe, Australia and the Far East. In addition to investing in foreign securities, the Fund actively manages its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. From time to time, the Fund may own foreign cash equivalents or foreign bank deposits as part of the Fund’s investment strategy. The Fund will also invest in non-U.S. currencies, however, the Fund may underweight or overweight a currency based on the Fund management team’s outlook. The Fund may also invest in non-convertible debt securities. Non-convertible debt securities will generally be longer-term securities with the potential for capital appreciation through changes in interest rates, exchange rates or the general perception of the creditworthiness of issuers in certain countries.

The Fund’s composite Reference Benchmark has at all times since the Fund’s formation included a 40% weighting in non-U.S. securities. Throughout its history, the Fund has maintained a weighting in non-US securities, often exceeding the 40% Benchmark weighting and rarely falling below this allocation. Under normal circumstances, the Fund anticipates it will continue to allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by Fund management, in which case the Fund would invest at least 30%) — of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes the Fund may deviate very substantially from the allocation described above.

The Fund may invest a portion of its assets in securities related to real assets (like real estate or precious metals-related securities) such as stock, bonds or convertible bonds issued by real estate investment trusts or companies that mine precious metals.

The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles that exclusively invest in precious metals,

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which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. The Fund may also gain exposure to commodity markets by investing in the Subsidiary. The Subsidiary invests primarily in commodity-related instruments. BlackRock is the manager of the Subsidiary. The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The Fund will limit its investments in the Subsidiary to 25% of its net assets.

The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, BlackRock, in managing the Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described in detail in the SAI. The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Board regarding the Subsidiary’s compliance with its policies and procedures. The Fund and Subsidiary test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary complies with asset segregation requirements to the same extent as the Fund.

BlackRock provides investment management and other services to the Subsidiary. BlackRock does not receive separate compensation from the Subsidiary for providing it with investment management or administrative services. However, the Fund pays BlackRock based on the Fund’s assets, including the assets invested in the Subsidiary. The Subsidiary will also enter into separate contracts for the provision of custody, transfer agency, and audit services with the same or with affiliates of the same service providers that provide those services to the Fund. The financial statements of the Subsidiary will be consolidated with the Fund’s financial statements in the Fund’s Annual and Semi-Annual Reports. The Fund’s Annual and Semi-Annual Reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated in the Fund's prospectus.

In making investment decisions, Fund management tries to identify the long term trends and changes that could benefit particular markets and/or industries relative to other markets and industries. Fund management will consider a variety of factors when selecting the markets, such as the rate of economic growth, natural resources, capital reinvestment and the social and political environment.

In deciding between equity and debt investments, Fund management looks at a number of factors, such as the relative opportunity for capital appreciation, capital recovery risk, dividend yields and the level of interest rates paid on debt securities of different maturities. Dividend yield is a common stock’s annualized dividend stream divided by the stock’s current price, which represents the stock’s current expected rate of current income.

In selecting real assets (like real estate or precious metals-related securities), Fund management identifies real assets that it believes will increase in value because of economic trends and cycles or political or other events.

In selecting stocks and other securities that are convertible into stocks, Fund management emphasizes stocks that it believes are undervalued. Fund management places particular emphasis on companies with below average price/earnings ratios or that may pay above average dividends.

Fund management will invest in “junk” bonds, corporate loans and distressed securities only when it believes that they will provide an attractive total return, relative to their risk, as compared to higher quality debt securities. Distressed securities are securities that are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition or are rated in the lowest rating categories by at least one independent rating agency (CC or lower by S&P or Fitch or Ca or lower by Moody’s), or if unrated, judged to be of comparable quality by Fund management.

Fund management will invest in distressed securities when Fund management believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that the Fund will generally achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization.

Transamerica BlackRock Large Cap Value VP: The portfolio's sub-adviser, BlackRock Investment Management, LLC (“BlackRock”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's net assets in equity securities of large cap companies. The portfolio considers a large cap company to be one which, at the time of purchase, has a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Value Index. As of December 31, 2009, the lowest market capitalization in this group was approximately $6.084 billion.

The portfolio may invest in foreign securities that are represented by American Depositary Receipts. The portfolio may invest in convertible securities, preferred stocks, illiquid securities, and U.S. government debt securities.

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The portfolio will seek to outperform the Russell 1000® Value Index by investing in equity securities that BlackRock believes are selling at below normal valuations. The portfolio emphasizes value-oriented investments.

In selecting securities for the portfolio from its benchmark universe, BlackRock uses a proprietary multi-factor quantitative model. The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth. BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation.

A company’s stock price relative to its earnings and book value, among other factors, is also examined—if BlackRock believes that a company is overvalued, it will not be considered as an investment for any fund. After the initial screening is done, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations. “Fundamental analysis” is a method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an “index” portfolio. In seeking to outperform the benchmark, however, BlackRock reviews potential investments using certain criteria that are based on the securities in the relevant index. These criteria currently include the following:

• Relative price to earnings and price to book ratios

• Stability and quality of earnings

• Earnings momentum and growth

• Weighted median market capitalization of the portfolio

• Allocation among the economic sectors of the portfolio as compared to the applicable index

• Weighted individual stocks within the applicable index

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to the risk with respect to the depository institution holding the cash.

Transamerica BlackRock Tactical Allocation VP: BlackRock Financial Management, Inc. (“BlackRock”), the portfolio’s sub-adviser, seeks to achieve the portfolio’s objective by investing its assets in a combination of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

• Under normal circumstances, the portfolio’s investments in equity funds will vary between 40% and 90% of the portfolio’s net assets, with the remaining portion invested in fixed-income funds, which may include money market funds. Equity exposure increases with higher 10-year swap rates and lower implied volatility. Equity exposure decreases with lower swap rates and higher implied volatility.

• The portfolio’s target level of equity exposure is determined monthly by a proprietary tactical asset allocation model based on specified market factors, such as the 10-year swap rate and implied volatility. The model was provided to Transamerica Asset Management, Inc., the portfolio’s investment adviser, by an affiliated insurance company and is used by that company to develop and price insurance policies and variable annuity contracts. The model is run on the first business day of each month and produces the target equity allocation for the month.

• BlackRock may not vary or override the target level equity exposure regardless of their view of the market outlook. Based on the model’s target allocation, BlackRock selects among the underlying equity and fixed-income funds and rebalances the portfolio’s assets among the underlying portfolios to maintain the target weightings. BlackRock may choose to invest a portion of the portfolio’s assets in one or more underlying portfolios which they sub-advise.

• The equity funds may have fixed-income exposure and the fixed-income funds could likewise have equity exposure. Such exposures are not considered by the model and could impact the performance of the underlying portfolios and the portfolio.

• The portfolio may also invest directly in securities, including U.S. government securities, short-term commercial paper, cash and cash equivalents.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the

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portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

Transamerica Clarion Global Real Estate Securities VP: Under normal circumstances, the portfolio's sub-adviser, ING Clarion Real Estate Securities, LLC (“Clarion”), will invest at least 80% of the portfolio's net assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Clarion considers issuers principally engaged in the real estate industries to be companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's portfolio will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in equity securities of real estate companies which include common stocks of large-, mid- and small-sized issuers, including real estate investment trusts (“REITs”), and convertible securities.

Clarion uses a disciplined two-step process for constructing the portfolio's portfolio. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-backed securities such as pass through certificates, real estate mortgage investment conduit (“REMIC”) certificates, and collateralized mortgage obligations (“CMOs”), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

This portfolio is non-diversified.

Transamerica Convertible Securities VP: The portfolio’s sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the portfolio’s net assets in convertible securities across the credit spectrum. Convertible securities are fixed-income securities that convert into shares of common stock of their issuer.

Convertible securities perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. TIM may also invest the portfolio’s assets in other types of securities, including common stock.

TIM may invest the portfolio’s assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may, but not need, invest in derivatives. TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio’s exposure to changing security prices or other factors that affect security values.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Diversified Equity VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), invests, under normal circumstances, at least 80% of the portfolio's net assets in domestic equity securities. TIM uses an intrinsic valuation discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term, above-average rate of return. The portfolio typically limits its holdings to fewer than 60 companies.

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TIM uses a “bottom-up” approach to investing. It studies industry and economic trends, but focuses on researching individual companies. As part of TIM’s strategy, the portfolio's portfolio is constructed one company at a time. Each company passes through a rigorous research process and stands on its own merits as a viable investment in TIM’s opinion.

In projecting cash flows and determining earnings potential, TIM uses multiple factors such as:

• the quality of the management team

• the company’s ability to earn returns on capital in excess of the cost of capital

• competitive barriers to entry

• the financial condition of the company

In seeking to achieve the portfolio's goal, TIM may invest in securities issued by companies of all sizes. Generally, however, TIM will invest in the securities of companies whose market capitalization (total market value of publicly traded securities) is greater than $500 million.

Consistent with the portfolio's objectives and other policies, TIM may, but need not, invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Efficient Markets VP: The portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), seeks to achieve the portfolio’s objective by investing its assets in a combination of underlying exchange traded funds (“ETFs”) and institutional mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, it expects to allocate substantially all of its assets among the underlying portfolios to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 65% of portfolio assets in institutional mutual funds that invest primarily in equities and 35% of portfolio assets in ETFs that investment primarily in bonds. These percentages may vary. The underlying institutional mutual funds in which the portfolio may invest consist of domestic equity, international equity and value equity funds.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying portfolio based on what it considers to be prudent diversification principles. It seeks to utilize the principle of efficient markets, which assumes that market prices reflect values and information accurately and quickly, in implementing the portfolio’s strategy.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying portfolios that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

It is expected that the portfolio will hold at least four underlying ETFs and six underlying institutional mutual funds. The portfolio may invest in one or more underlying portfolios that may also invest in other funds. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolios at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

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As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio may invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Federated Market Opportunity VP: The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (“Federated”), pursues the portfolio's investment objective by investing, under normal circumstances, in domestic and foreign securities that Federated deems to be undervalued or out-of-favor, and other investments detailed in the strategy below which may include maintaining a cash position invested in traditional cash instruments. Federated can position the fund with respect to various asset classes or individual securities in a net long or a net short position.

Federated’s investment management approach may be described as contrarian in nature because the sub-adviser anticipates that it will invest in out-of-favor securities or deviate from the consensus view on markets in general, a sector, or individual securities.

The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. The portfolio generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships, or “revert to the mean.”

With regard to equity securities, Federated primarily uses the “value” style of investing and selects securities primarily utilizing a “bottom-up” approach to security analysis but also secondarily considers “top-down” analysis and sector allocation. Federated does not generally consider the composition of market indices in its selection of equity securities. Federated’s use of the “value” style of investing seeks to identify and select securities that, in Federated’s opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer’s industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company. Lastly, Federated assembles a portfolio of securities by considering sector allocations. Sectors are broad categories of companies with similar characteristics. Federated determines the sector allocation of the portfolio's portfolio primarily based upon its opinion as to which sectors are, as a whole, priced at a low market valuation when compared with other sectors, and which are currently out-of-favor. Depending on its outlook, Federated may take a short position in a particular asset class, security or other investment.

Federated uses technical analysis of the market as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

Federated may increase the portfolio's cash position if Federated is unable to find a sufficient number of attractive securities. Additionally, Federated anticipates normally keeping a portion of the portfolio's portfolio in cash in order to readily take advantage of buying opportunities, to increase current income or in an effort to preserve capital. The portfolio's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

When investing in fixed-income securities, Federated invests in asset classes within the fixed-income market that it believes offer the best relative value. When searching for asset classes within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. Such asset classes may include non-investment-grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations, as well as U.S. Treasury securities and other investment-grade securities. With regard to non-dollar denominated fixed-income securities, Federated also considers the currency appreciation potential of a given market. The fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities in order to increase or decrease its exposure to foreign interest rate and/or currency

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markets. Federated is not constrained by any duration or maturity range or credit quality when investing the fixed-income portion of the fund.

In addition to investing in equity and fixed-income securities, the portfolio may invest in the following in attempting to achieve its investment objective:

• derivative contracts or hybrid instruments;

• ETFs; and

• investments which give the fund exposure to the price of movement of gold, silver or other precious metals.

The portfolio may also purchase shares of ETFs in order to achieve exposure to a specific region, country, commodity or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in hybrid instruments or derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The portfolio may, for example, use derivative contracts to:

• obtain premiums from the sale of derivative contracts (e.g., write a put option on a security);

• realize gains from trading a derivative contract (e.g., buy a put option in anticipation of a decrease in an underlying security); or

• hedge against potential losses. For example, the portfolio may buy put options on stock indices or individual stocks (even if the stocks are not held by the portfolio) in an attempt to hedge against a decline in stock price.

There can be no assurance that the portfolio's use of derivative contracts or hybrid instruments will work as intended.

The fund may gain exposure to commodities by investing in hybrid instruments. For example, the fund may invest in hybrid instruments which are structured as interest-bearing notes whose amount paid at maturity is determined by the price of an underlying commodity or by the performance of a commodity index. Such commodities may include precious metals (e.g., gold, silver), industrial metals, (e.g., copper, nickel), agricultural and livestock commodities (e.g., wheat, pork), and energy related commodities (e.g., crude oil and natural gas). Finally, the fund may invest in derivatives contracts as part of its hedging strategies. For example, the fund may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which the fund may invest directly.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Focus VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio's objective by investing, under normal circumstances, primarily in domestic equity securities that, in TIM’s opinion, are trading at a material discount to intrinsic value. TIM assesses intrinsic value primarily through discounted cash flow analysis, though acquisition and comparable company valuation analyses may be used to a lesser extent. The portfolio will generally invest in domestic equity securities of any size. The portfolio may also invest up to 10% of its assets in short sale positions. The portfolio may invest up to 20% of its assets in convertible and non-convertible high-yield debt securities rated below investment grade.

TIM will use a “bottom-up” approach to investing. It studies industry and economic trends, but focuses on researching individual companies. The portfolio will be constructed one company at a time. Each company will pass through a research process and stand on its own merits as a viable investment in TIM’s opinion.

TIM’s equity management team seeks to identify U.S. companies showing:

• strong potential for shareholder value creation

• high barriers to competition

• solid free cash flow generating ability

• excellent capital allocation discipline

• experienced management aligned with shareholder interests

TIM seeks out dominant business franchises where the long-term, value-creating potential has not fully been recognized by the market.

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Consistent with the portfolio's objective and other policies, the portfolio may invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

In the event TIM is unable to identify sufficient investments that meet the portfolio's criteria, the portfolio may maintain a balance in cash and cash equivalents that may range up to 40% of total assets.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

This portfolio is non-diversified.

Transamerica Foxhall Emerging Markets/Pacific Rim VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting the market during recessionary trends.

• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, at least 80% of its net assets in ETFs that provide exposure to equity, fixed-income, currency or physical commodities that are economically tied to emerging markets or the Pacific Rim. A company, instrument or product is considered economically tied to emerging markets or the Pacific Rim if it meets one or more of the following criteria:

• principal securities trading in the securities market of an emerging market or a Pacific Rim country

• significant share of their total revenue from either goods or services produced or sales made in emerging markets or a Pacific Rim country

• significant portion of their assets in emerging markets or a Pacific Rim country

• organized under the laws of, or with principal offices in, an emerging market or Pacific Rim country

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

Countries that are considered emerging markets include but are not limited to the following:

Brazil  China   South Africa

Russia   India   South Korea

Countries that are considered Pacific Rim countries include but are not limited to the following:

Taiwan   Japan   Singapore

Malaysia Hong Kong New Zealand

• If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest,

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directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

The portfolio will normally be invested in at least six ETFs during a long-term market uptrend from the Foxhall Emerging Markets/Pacific Rim market segment. It will generally hold fewer in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Foxhall Global Conservative VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting markets during recessionary trends.

• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, approximately 75% of its net assets in ETFs representing debt securities of various maturities and credit quality, of companies and governments worldwide, commodities, foreign or U.S. currency and money market instruments, and approximately 25% of its net assets in ETFs representing stocks in companies all over the world. These percentages may vary.

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

• If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall has established internal guidelines for the fixed-income and equity components of its allocations. The fixed-income allocation is made up of one segment (bonds), while the equity allocation is comprised of three equity segments (developed markets, emerging markets and hard assets (such as real estate, precious metals and natural resources)).

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest, directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

It is expected that the portfolio will hold approximately twenty-two ETFs during a long-term market uptrend and fewer underlying portfolios in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

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The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Foxhall Global Growth VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting the market during recessionary trends.

• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, at least 80% of its net assets in equity ETFs representing stocks in companies all over the world, commodities or foreign or U.S. currency. The portfolio will invest approximately 60% in developed markets ETFs (e.g., United States and Western Europe); 30% in emerging markets (e.g., China and India) and Pacific Rim (e.g., Australia and Japan) ETFs; and 10% in hard assets ETFs (such as real estate, precious metals and natural resources). These percentages may vary.

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

• If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest, directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

It is expected that the portfolio will hold approximately eighteen ETFs during a long-term market uptrend and fewer underlying portfolios in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Foxhall Global Hard Asset VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting the market during recessionary trends.

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• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, at least 80% of its net assets in ETFs that track “hard assets.” Hard assets include precious metals, natural resources, real estate and commodities. Examples of these assets include, but are not limited to, oil, natural gas, wind energy, water resources, metals, currencies, food stuffs, agriculture equipment and services, and timber.

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

• If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”).

It is expected that the portfolio will hold at least six ETFs during a long-term market uptrend and fewer underlying portfolios in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Growth Opportunities VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), under normal circumstances, invests at least 65% of the portfolio's assets in equity securities. Equity securities include common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies.

A significant portion of the portfolio's assets may be invested in the equity securities of companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM uses a “bottom-up” approach to investing and builds the portfolio's portfolio one company at a time. TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

• strong potential for steady growth

• high barriers to competition

• experienced management incentivized along shareholder interests

It is the opinion of TIM that companies with smaller and medium-sized capitalization levels are less actively followed by security analysts, and, therefore, they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests primarily in equity securities, TIM may also, to a lesser extent, invest in debt securities in pursuit of its investment objective.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

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Transamerica Hanlon Balanced VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s equity allocation will generally vary between 25% and 75% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs or closed-end funds, consisting of any mixture of large, medium and small-cap styles and pursuing growth or value strategies. The portfolio’s bond allocation will generally vary between 25% and 75% of its net assets (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency, commodity, real estate and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Hanlon Growth VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s equity allocation will vary between 0% and 100% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs or closed-end funds, consisting of any mixture of large, medium and small-cap styles. Under certain market conditions, up to 100% of the portfolio could be allocated to bond ETFs or closed-end funds (which may include domestic and non-U.S. government and corporate bonds of any credit

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rating). Hanlon may also invest in currency, commodity, real estate and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Hanlon Growth and Income VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s equity allocation will generally vary between 0% and 75% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs or closed-end funds, consisting of any mixture of large, medium and small-cap styles and pursuing growth or value strategies. The portfolio’s bond allocation will generally vary between 0% and 25% of its net assets, but, under certain market conditions, up to 100% of the portfolio could be allocated to bond ETFs or closed-end funds (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency, commodity, real estate and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

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Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Hanlon Managed Income VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s bond allocation will vary between 0% and 100% of its net assets (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Index 35 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”).

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 35% of portfolio assets in ETFs that invest primarily in equities and 65% of portfolio assets in ETFs that invest primarily in bonds. These percentages may vary.

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• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time. The portfolio may also invest in institutional mutual funds.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without prior notice to investors.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Index 50 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”) and/or institutional mutual funds.

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 50% of portfolio assets in ETFs that invest primarily in equities and 50% of portfolio assets in ETFs that invest primarily in bonds. These percentages may vary.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving its investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

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Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Index 75 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”) and/or institutional mutual funds.

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 75% of portfolio assets in ETFs that invest primarily in equities and 25% of portfolio assets in ETFs that invest primarily in bonds. These percentages may vary.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable opportunity for achieving its investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment

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objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Index 100 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”).

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio will normally invest 100% of its assets, excluding cash and cash equivalents, in ETFs that invest primarily in equities. The portfolio intends to achieve a mix over time of approximately 75% of portfolio assets in ETFs that invest primarily in domestic equities and 25% of portfolio assets in ETFs that invest primarily in international equities. These percentages may vary.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time. The portfolio may also invest in institutional mutual funds.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without prior notice to investors.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica International Moderate Growth VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

• Under normal circumstances, it expects to allocate its investments in underlying portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging markets countries and in fixed-income securities of issuers in international developed markets. These percentages may vary.

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• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio’s portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio’s asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio’s asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Jennison Growth VP: The portfolio's sub-adviser, Jennison Associates LLC (“Jennison”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 65% of the portfolio's total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts, of U.S. companies with market capitalizations of at least $1 billion that Jennison considers to have above average prospects for growth. These companies are generally medium- to large-capitalization companies.

The sub-adviser uses a “bottom up” approach, researching and evaluating individual companies, to manage the portfolio's investments. Jennison looks primarily at individual company fundamentals rather than at macro-economic factors to identify individual companies with earnings growth potential that may not be recognized by the market at large.

When a sub-adviser uses a “bottom-up” approach, it looks primarily at individual companies against the context of broader market factors.

In selecting stocks for the portfolio, the sub-adviser looks for companies with the following financial characteristics:

• superior absolute and relative earnings growth

• above average revenue and earnings per share growth

• sustainable or improving profitability

• strong balance sheets

In addition, Jennison looks for companies that have actually achieved or exceeded expected earnings results and are attractively valued relative to their growth prospects. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the portfolio invests have historically been more volatile than the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”). In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 Index company tend to reinvest their earnings rather than distribute them, so the portfolio is not likely to receive significant dividend income on its investments. The sub-adviser focuses on stocks of companies that have distinct attributes such as:

• strong market position with a defensible franchise

• unique marketing competency

• strong research and development leading to superior new product flow

• capable and disciplined management

Such companies generally trade at high prices relative to their current earnings.

The portfolio may invest up to 20% of its assets in the securities of foreign issuers.

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The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica JPMorgan Core Bond VP: The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”) seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's assets in bonds, including (without limitation):

• U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities

• Medium- to high-quality corporate bonds

• Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations (“CMOs”)

• Asset-backed securities

• Commercial Mortgage Backed Securities (“CMBS”)

Generally, such bonds will have intermediate to long maturities.

To a lesser extent it may invest in:

• U.S. dollar-denominated foreign bonds

• Short-term securities, including agency discount notes, commercial paper and money market funds

The portfolio may invest in bonds and other debt securities that are rated in the lowest investment grade category. The portfolio's average weighted maturity will ordinarily range between four and 12 years, although the portfolio may shorten its average weighted maturity if deemed appropriate for temporary defensive purposes. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in the portfolio calculated so as to come most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of the portfolio's sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the portfolio's portfolio. Therefore, in the case of the portfolio, which may hold mortgage-backed securities, its average weighted maturity is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the portfolio given certain prepayment assumptions.

JPMorgan analyzes four major factors in managing and constructing the portfolio's portfolio: duration, market sector, maturity concentrations and individual securities. JPMorgan looks for market sectors and individual securities that it believes will perform well over time. JPMorgan is value oriented and selects individuals securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the portfolio can invest. The portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The portfolio may use derivatives as a substitute for various investments, to alter the investments characteristics of the portfolio, for risk management and/or to increase income or gain to the portfolio.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market economic, or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica JPMorgan Enhanced Index VP: The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of large- and medium-capitalization U.S. companies. The portfolio may invest in foreign companies included in the S&P 500 Index. Industry by industry, the portfolio’s weightings are generally similar to those of the S&P 500 Index. The portfolio normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500 Index.

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Within each industry, the portfolio’s sub-adviser may modestly overweight stocks that it views as undervalued or fairly valued while modestly underweighting or not holding stocks that it views as overvalued. The sub-adviser employs a three-step process in valuing stocks:

• Research — The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company’s real growth potential.

• Valuation — The research findings allow the sub-adviser to rank the companies in each industry group according to their relative value. The greater a company’s estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team’s findings.

• Stock Selection — The portfolio’s sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:

• High potential reward compared to potential risk

• Temporary mispricings caused by market overreactions

The portfolio normally invests primarily in common stocks. During ordinary market conditions, the portfolio’s sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments including:

• U.S. government securities

• Bankers’ acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank

• Commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations

• Repurchase agreements

• Short-term bonds and notes with remaining maturities of 13 months or less

The portfolio may, but not need, invest in derivatives.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica JPMorgan Mid Cap Value VP: The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of net assets in common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued.

The portfolio will normally only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.

JPMorgan may use derivatives to hedge various market risks or to increase the portfolio's income. The portfolio may also invest in master limited partnerships, although their use will not be a principal investment strategy. The portfolio may invest up to 15% of its net assets in real estate investment trusts (“REITs”).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica MFS International Equity VP: The portfolio's sub-adviser, MFS® Investment Management (“MFS”), seeks to achieve the portfolio's objective (capital growth) by investing, under normal circumstances, at least 80% of the portfolio's net

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assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries.

The portfolio normally invests primarily in equity securities of foreign companies, including emerging market equity securities. The portfolio may invest a relatively large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the portfolio, the sub-adviser is not constrained to any particular investment style. MFS may invest the portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. MFS may invest the portfolio's assets in companies of any size.

MFS may use derivatives for any investment purpose, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the portfolio, or as alternatives to direct investments.

MFS uses a “bottom-up” investment approach to buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate these and other factors may also be considered.

The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

MFS may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Money Market VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio's objective by investing the portfolio's assets in the following high quality, short-term U.S. dollar-denominated money market instruments:

• short-term corporate obligations, including commercial paper, notes and bonds

• obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

• obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

• repurchase agreements involving any of the securities mentioned above

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. Each security, at the time of purchase by the portfolio, has been determined by the sub-adviser to present minimal credit risk.

As a money market portfolio, the portfolio tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification and maturity of its investments. The portfolio invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The portfolio maintains a dollar-weighted average portfolio maturity of 60 days or less. If, after purchase, the credit rating on a security held by the portfolio is downgraded or the credit quality deteriorates, or if the maturity on a security is extended, the portfolio's sub-adviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

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Transamerica Morgan Stanley Active International Allocation VP: The portfolio’s sub-adviser is Morgan Stanley Investment Management Inc. (“MSIM”). Under normal circumstances, the portfolio invests primarily, in accordance with country and sector weightings determined by its sub-adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

MSIM utilizes a “top-down” approach that emphasizes country and sector selection and weighting rather than individual stock selection. MSIM seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) dynamics/fundamental change; and (iii) market momentum/technicals.

When a sub-adviser uses a “top-down” approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.

MSIM analyzes both the global economic environment and the economies of countries throughout the world, focusing mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia & Far East Index (the “MSCI EAFE Index”). These countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.

MSIM views each country and sector as a unique investment opportunity and evaluates factors such as valuation, growth, inflation, interest rates, corporate earnings growth, liquidity and risk characteristics, investor sentiment and economic and currency outlook. MSIM — on an ongoing basis — establishes the proportion or weighting for each country and sector (e.g., overweight, underweight or neutral) relative to the MSCI EAFE Index for investment by the portfolio. The sub-adviser invests the portfolio’s assets among the countries and/or sectors based on their assigned weighting. Within each country and/or sector, MSIM will invest in “baskets” of common stocks and other equity securities in an effort to match the performance of that country and/or sector. The portfolio may invest in emerging markets or developing countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging markets or developing countries. MSIM generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The portfolio may invest up to 10% of its net assets in foreign real estate companies, which are similar to entities organized and operated as real estate investment trusts (“REITs”) in the United States. Investing in foreign real estate companies makes the portfolio susceptible to the risks associated with the ownership of real estate and with the real estate industry in general, as well as risks that relate specifically to the way foreign real estate companies are organized and operated. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, foreign real estate companies, like U.S. REITs and mutual funds, have expenses, including management and administration fees that are paid by their shareholders. As a result, shareholders will absorb their proportional share of duplicate levels of fees when the portfolio invests in foreign real estate companies.

MSIM may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Morgan Stanley Mid-Cap Growth VP: Under normal circumstances, the portfolio will invest at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap® Growth Index. The portfolio's sub-adviser is Van Kampen Asset Management (“VKAM”). VKAM seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. VKAM typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. VKAM generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small-and large-sized companies, as well as preferred stocks, convertible securities, rights and warrants, and debt securities.

VKAM also may utilize derivative instruments, including options on securities, futures contracts and options thereon and various currency transactions in several different ways, depending upon the status of the portfolio's investment portfolio and

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VKAM’s expectations concerning the securities market. Derivative instruments used by the portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

VKAM may invest up to 25% of the portfolio's assets in securities of foreign companies, including emerging market securities, primarily through ownership of depositary receipts. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may also invest up to 10% of its assets in real estate investment trusts (“REITs”).

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested in the instruments described above except that at least a small portion of portfolio assets generally will be held as cash, repurchase agreements, or cash equivalents to honor redemption requests and for other short-term needs.

To the extent that portfolio assets are invested in cash equivalents, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to “equitize” the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Multi Managed Large Cap Core VP: The portfolio’s sub-adviser is Morgan Stanley Investment Management Inc. (“MSIM”). Under normal circumstances, at least 80% of the portfolio’s assets will be invested in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that MSIM believes have strong free cash flow and earnings growth potential or are undervalued. MSIM emphasizes individual security selection.

MSIM may invest up to 10% of the portfolio’s assets in securities of issuers economically tied to emerging markets countries. An issuer generally will be deemed to be economically tied to a country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. Derivative instruments used by the portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The portfolio may invest up to 10% of its total assets in real estate investment trusts (“REITs”).

The portfolio may invest up to 25% of its total assets in securities of foreign issuers, including emerging markets securities, primarily through ownership of depositary receipts.

The portfolio spans both growth and value styles of investing, and is managed by two separate groups at MSIM, a growth team and a value team. Both inflows and outflows will be allocated equally between the two investment styles. In addition, MSIM will rebalance monthly to maintain an equal allocation between the two investment styles. These allocations are non-discretionary.

Growth — The growth team seeks capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets.

The manager seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The manager typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

Value — The value team emphasizes a value style of investing seeking well-established, undervalued companies believed by MSIM to possess the potential for capital growth and income. Portfolio securities are typically sold when MSIM’s assessments of the capital growth and income potential of such securities materially change.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment

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objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica PIMCO Total Return VP: The portfolio's sub-adviser, Pacific Investment Management Company LLC (“PIMCO”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 65% of the portfolio's net assets in fixed-income securities of varying maturities.

The average duration of this portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Index, which as of December 31, 2009, was 4.57 years.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, Fitch, or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of the portfolio's total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging markets countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets. The portfolio may also invest up to 10% of its total assets in preferred stocks.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage-or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica ProFund UltraBear VP: The portfolio invests in derivatives that ProFund Advisors LLC (“ProFund Advisors”), the portfolio’s sub-adviser, believes should have similar daily return characteristics as twice (200%) the inverse (opposite) of the daily return of the Standard & Poor’s 500 Composite Stock Index (the “S&P 500 Index”). The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 500 U.S. operating companies and REITs selected by the S&P U.S. Index Committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis. As of September 30, 2009, the S&P 500 Index included companies with capitalizations between $1.1 billion and $329.7 billion. The average capitalization of the companies comprising the S&P 500 Index was approximately $19.6 billion. The S&P 500 Index is published under the Bloomberg ticket symbol “SPX.” Assets of the portfolio not invested in derivatives will typically be held in money market instruments.

Derivatives - The portfolio invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The portfolio invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the S&P 500 Index. Derivatives include:

• Futures Contracts - Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

• Swap Agreements - Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Money Market Instruments - The portfolio invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the portfolio should hold to approximate the performance of its benchmark. The

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portfolio may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the portfolio in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the portfolio. The portfolio seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the portfolio will seek to position its portfolio so that its exposure to its benchmark is consistent with the portfolio’s investment objective. The impact of the S&P 500 Index’s movements during the day will affect whether the portfolio’s portfolio needs to be re-positioned. For example, if the S&P 500 Index has risen on a given day, net assets of the portfolio should fall, meaning that the portfolio’s exposure will need to be decreased. Conversely, if the S&P 500 Index has fallen on a given day, net assets of the portfolio should rise, meaning the portfolio’s exposure will need to be increased.

The portfolio will concentrate its investment in a particular industry or group of industries to approximately the same extent as the S&P 500 Index is so concentrated.

The portfolio is non-diversified.

Transamerica Small/Mid Cap Value VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's net assets in small- and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion at the time of purchase.

The portfolio generally will invest in small and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM’s security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation, and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company’s products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

The portfolio may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica T. Rowe Price Small Cap VP: The portfolio’s sub-adviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of its net assets in small-cap growth companies.

Small-cap companies are currently defined by the sub-adviser as companies whose market capitalization falls within the range of companies in the Morgan Stanley Capital International U.S. Small Cap Growth Index (“MSCI U.S. Small Cap Growth Index”), which was approximately $42.28 million to $5.52 billion as of December 31, 2009, but the limits will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio’s initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range.

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not, under normal circumstances, constitute more than 50% of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

When a sub-adviser uses a “bottom-up” approach, it looks primarily at individual companies against the context of broader market factors.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a “bottom-up” manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/ earnings or price/book value

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ratios, for example) and projected earnings and sales growth, valuation, capital usage, and earnings quality. T. Rowe Price also considers portfolio risk characteristics in the process of portfolio construction.

While the portfolio normally invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets) or exchange traded funds in pursuit of its investment objective. The portfolio may, but not need, invest in derivatives, including stock index futures and options.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Third Avenue Value VP: The portfolio's sub-adviser, Third Avenue Management LLC (“Third Avenue”), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio's assets in common stocks of U.S. and non-U.S. issuers.

Third Avenue employs an opportunistic, “bottom-up” research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value.

The portfolio invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the portfolio's investment strategies and restrictions.

Third Avenue seeks to invest the portfolio's assets in attractive equity investments, which generally exhibit four essential characteristics:

• Strong Finances — the issuing company has a strong financial position, as evidenced by high-quality assets and a relative absence of significant liabilities.

• Competent Management — the company’s management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

• Understandable Business — comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

• Discount to Private Market Value — the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in high-yield/high-risk fixed-income securities and other types of debt securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

The portfolio is a non-diversified portfolio.

Transamerica U.S. Government Securities VP: The portfolio’s sub-adviser, Transamerica Investment Management, LLC (“TIM”), invests, under normal circumstances, at least 80% of the portfolio’s assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. These securities include:

• U.S. Treasury obligations

• Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities. Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise.

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• Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

• Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

• Investment grade corporate bonds

• Short-term corporate debt securities

• Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

• High yield debt securities (up to 20% of the portfolio’s total assets) so long as they are consistent with the portfolio’s objective (The weighted average maturity of such obligations will generally range from two to ten years.)

• High quality money-market securities

• Debt securities (up to 20% of the portfolio’s total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

• U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio’s total assets)

• Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the creditworthiness of issuers and the rates of interest offered by various issuers.

The portfolio’s sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio’s interest rate exposure, as well as to hedge the portfolio’s investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica WMC Diversified Growth VP: The portfolio invests, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria.

The portfolio’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. Fundamental analysis involves the assessment of a company’s business environment, market share, management, global expansion plans, balance sheet, income statement, anticipated earnings, revenues, and other related measures of value.

Wellington Management continually monitors every company in the portfolio’s portfolio for fundamental attractiveness. The portfolio typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment

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objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica WMC Diversified Growth II VP: The portfolio invests, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria.

The portfolio’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. Fundamental analysis involves the assessment of a company’s business environment, market share, management, global expansion plans, balance sheet, income statement, anticipated earnings, revenues, and other related measures of value.

Wellington Management continually monitors every company in the portfolio’s portfolio for fundamental attractiveness. The portfolio typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

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More On The Risks Of Investing In The Portfolios

Principal Investment Risks: The following provides additional information regarding the risks of investing in the portfolios as described at the front of the prospectus.

Active Investor: A significant portion of assets invested in the portfolio come from professional money managers and investors who use the portfolio as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the portfolio may have a negative impact on the portfolio’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the portfolio’s expense ratio may vary from current estimates or the historical ratio disclosed in this prospectus.

Active Trading: Certain portfolios are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

Asset Allocation: The sub-adviser allocates a portfolio's assets among various underlying portfolios. These allocations may be unsuccessful in maximizing a portfolio's return and/or avoiding investment losses.

Bank Obligations: If a portfolio concentrates in U.S. bank obligations, a portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks’ profitability.

Cash Management and Defensive Investing: Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

Commodities: Because a portfolio may invest in instruments whose performance is linked to the price of an underlying commodity or commodity index, a portfolio may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

Concentration: A portfolio will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the portfolio. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the portfolio will be more susceptible to the risks associated with that industry than a portfolio that does not concentrate its investments.

Convertible Securities: Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

Correlation and Compounding: A number of factors may affect the portfolio’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the portfolio will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the portfolio from achieving its investment objective. The risk of the portfolio not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the portfolio has a single day investment objective, the portfolio’s performance for periods greater than one day is likely to be either greater than or less than the inverse of the index performance times the stated multiple in the portfolio objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases.

Counterparty: The portfolio will be subject to the credit risk(that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the portfolio or held by special purpose or

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structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the portfolio may decline.

Country, Sector or Industry Focus: To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if a portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

Credit: If an obligor for a security held by the portfolio or a counterparty to a financial contract with the portfolio fails to pay, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the portfolio could decline. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the portfolio invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. The portfolio is subject to greater levels of credit risk to the extent it invests in junk bonds. These securities have a higher risk of issuer default and are considered speculative. The portfolio may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

Currency: When a portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, a portfolio's investments in foreign currency denominated securities may reduce the returns of a portfolio.

Currency Hedging: A portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another may remove a portfolio's opportunity to profit from the original currency and involves a risk of increased losses for a portfolio if the sub-adviser’s projection of future exchange rates is inaccurate.

Defensive Investing: Short-term debt securities held by a portfolio for defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If a portfolio holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. In that case, the portfolio would not earn income on the cash and the portfolio's yield would go down. If a significant amount of the portfolio's assets are used for defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

Derivatives: The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. A portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of a portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on a portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by a portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of a portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. A portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. A portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

Early Close/Late Close/Trading Halt: An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the portfolio being unable to buy or sell certain securities or derivatives. In such circumstances, the portfolio may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Emerging Markets: Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks. In addition, the risks associated with investing in emerging markets are often greater than investing in developed

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foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

Equity and Market: The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the portfolio to decrease.

Equity Securities: Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Exchange Traded Funds (“ETFs”): ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. ETFs typically seek to track an index, a commodity or a basket of assets like an index fund, but trade like a stock on an exchange. An investment in an ETF generally presents the same primary risks as an investment in a conventional portfolio (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) an active trading market for an ETF’s share may not develop or be maintained; or (iii) trading of an ETF’s share may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Fixed-Income Securities: The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

• market risk: fluctuations in market value

• interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

• prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing a portfolio to reinvest in lower yielding securities

• extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

• default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. A portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If a portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, a portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by a portfolio, or if an issuer of such a security has difficulty meeting its obligations, a portfolio may become the holder of a restructured security or of underlying assets. In that case, a portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Focused Investing: To the extent a portfolio invests in a limited number of issuers, its performance may be more volatile than portfolios that hold a greater variety of securities.

Foreign Securities: Investments in foreign securities, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

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• different accounting and reporting practices

• less information available to the public

• less (or different) regulation of securities markets

• more complex business negotiations

• less liquidity

• more fluctuations in prices

• delays in settling foreign securities transactions

• higher costs for holding shares (custodial fees)

• higher transaction costs

• vulnerability to seizure and taxes

• political or financial instability and small markets

• different market trading days

Geographic: Because a portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, a portfolio's performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically-diversified funds.

Growth Stocks: Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

Hard Assets: A portfolio is subject to risks associated with investing indirectly in hard assets, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. A portfolio's indirect investments in hard assets may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies.

High-Yield Debt Securities: High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

Hybrid Instruments: Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, commodities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose a portfolio to leverage risks or carry liquidity risks.

Increase in Expenses: Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

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Interest Rate: Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security tends to fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Inflation protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Interest Rate (Transamerica Money Market VP): The interest rates on short-term obligations held in a fund’s portfolio will vary, rising or falling with short-term interest rates generally. A portfolio's yield will tend to lag behind general changes in interest rates.

The ability of a portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

Inverse Correlation: Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

Investing Aggressively: The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

• Rights, options and futures contracts may not be exercised and may expire worthless.

• Warrants and rights may be less liquid than stocks.

• Use of futures and other derivatives may make a portfolio more volatile.

Investment Companies: To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds (“ETFs”), it bears its pro rata share of these investment companies’ expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

Leveraging: When a portfolio engages in transactions that have a leveraging effect on it, the value of the portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of a portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than a portfolio would otherwise have. A portfolio may take on leveraging risk by, among other things, engaging in derivative, when-issued, delayed-delivery, forward commitment or forward roll transactions or reverse repurchase agreements. Engaging in such transactions may cause a portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Liquidity: Liquidity risk exists when particular investments are difficult to sell. Although most of a portfolio's securities must be liquid at the time of investment, securities may become illiquid after purchase by a portfolio, particularly during periods of market turmoil. When a portfolio holds illiquid investments, a portfolio may be harder to value, especially in changing markets, and if a portfolio is forced to sell these investments to meet redemptions or for other cash needs, a portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain securities, a portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

Loans: A portfolio may invest in certain commercial loans, including loans generally known as “syndicated bank loans,” by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet a portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution’s interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect a portfolio.

Market: The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due

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to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The fund may experience a substantial or complete loss on any individual security.

Medium-Sized Companies: Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Mid Cap Securities: The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Money Market Funds: An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.

Mortgage-Related Securities: Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.

Non-Diversification: Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because a portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

Portfolio Selection: The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, quality, relative yield, value or market trends affecting a particular security, industry or sector, or about interest rates, is incorrect.

Portfolio Turnover: A portfolio may engage in a significant number of short-term transactions, which may adversely affect a portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for a portfolio. A portfolio ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income when distributed to shareholders.

Preferred Stock: Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company’s common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.

Prepayment or Call: Borrowers may pay back principal before the scheduled due date. Borrowers may find it advantageous to prepay principal due to a decline in interest rates or an excess in cash flow. Such prepayments may require the portfolio to replace a corporate loan, corporate debt security or other investment with a lower yielding security. This may adversely affect the portfolio's net asset value.

Real Estate Investment Trusts (“REITS”): Equity REITs can be affected by any changes in the value of the properties owned. A REIT’s performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

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Real Estate Securities: Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks may include, without limitation:

• declining real estate value

• risks relating to general and local economic conditions

• over-building

• increased competition for assets in local and regional markets

• increases in property taxes

• increases in operating expenses or interest rates

• change in neighborhood value or the appeal of properties to tenants

• insufficient levels of occupancy

• inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

Redemption (Transamerica Money Market VP): The portfolio may experience periods of heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the portfolio could have an adverse impact on the remaining shareholders in the portfolio. In addition, the portfolio may suspend redemptions when permitted by applicable regulations.

Repurchase Agreements: Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. If the other party to a repurchase agreement defaults on its obligation, a portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, a portfolio could lose money.

Rule 144A Securities: “Rule 144A” securities are securities that are not registered for sale to the public and thus are considered “restricted.” They may only be resold to certain qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by a portfolio could adversely affect the marketability of such security and a portfolio might be unable to dispose of such security promptly or at reasonable prices.

Short Sales: A short sale may be effected by selling a security that a portfolio does not own. In order to deliver the security to the purchaser, a portfolio borrows the security, typically from a broker-dealer or an institutional investor. A portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, a portfolio would incur a loss; conversely, if the price declines, a portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. A portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if a portfolio held only long positions. A portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected “against the box” if, at all times when the short position is open, a portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that a portfolio were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, a portfolio would forego the potential realization of the increased value of the shares sold short.

Smaller Companies: Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Small- or Medium-Sized Companies: Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies,

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generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Sovereign Debt: Sovereign debt instruments, which are debt obligations issued or guaranteed by a foreign governmental entity, are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on debt that it has issued or guaranteed, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, relationships with other lenders such as commercial banks, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or it may ask for forgiveness of interest or principal on its existing debt. On the other hand, a governmental entity may be unwilling to renegotiate the terms of its sovereign debt. There may be no established legal process for a U.S. bondholder (such as the fund) to enforce its rights against a governmental entity that does not fulfill its obligations, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Stocks: Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks a fund holds fluctuate in price, the value of your investment in a portfolio will go up and down.

Tactical Asset Allocation: The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using asset management styles, including those based on fundamental analysis or strategic asset allocation. The sub-adviser’s evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that under perform other securities.

The management process might also result in the portfolio having exposure to asset classes, countries or regions, or industries or groups of industries that underperform other management styles. In addition, the portfolio’s risk profile with respect to particular asset classes, countries and regions, and industries may change at any time based on the sub-adviser’s allocation decisions.

Tax: In order to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code, the portfolio must meet certain requirements regarding, among other things, the source of its income. Any income the portfolio derives from investments in certain hard asset ETFs, such as commodity ETFs, must be limited to a maximum of 10% of the fund’s gross income. If the portfolio fails to qualify as a RIC, the portfolio will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the portfolio's earnings and profits. If the portfolio were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the portfolio would be subject to the risks of diminished returns.

Underlying Funds or Portfolios: Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Funds” section of the fund’s prospectus identifies certain risks of each underlying portfolio.

U.S. Government Agency Obligations: Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.

Valuation: Many factors may influence the price at which the portfolio could sell any particular portfolio investment. The sales price may well differ--higher or lower--from the portfolio's last valuation, and such differences could be significant, particularly for illiquid securities, securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the portfolio may value these investments using

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more subjective methods, such as fair value methodologies. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the portfolio had not fair-valued the security or had used a different valuation methodology.

Value Investing: The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. A portfolio may underperform other equity funds that use different investing styles. A portfolio may also underperform other equity funds using the value style.

Warrants and Rights: Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

Yield (Transamerica Money Market VP): The amount of income paid to you by the portfolio will go up or down depending on day-to-day variations in short-term interest rates. When interest rates are very low, the portfolio's expenses could absorb all or a significant portion of the portfolio's income. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the portfolio's yield.

Zero Coupon Bonds – Zero coupon bonds pay no interest during the life of the obligation but trade at prices below their stated maturity value. Although these securities lock in a rate of return to maturity, they may be subject to greater fluctuations in market value than securities that pay interest periodically.

Please note that there are other factors that could adversely affect your investment in a portfolio and that could prevent the portfolio from achieving its investment objective. More information about risks appears in the Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

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SHAREHOLDER INFORMATION

Investment Adviser

Transamerica Series Trust's Board of Trustees is responsible for overseeing the management and business affairs of Transamerica Series Trust (“TST”). It oversees the operation of TST by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of TST is contained in the Statement of Additional Information (“SAI”).

Transamerica Asset Management, Inc. (“TAM”), located at 570 Carillon Parkway, St. Petersburg, FL 33716, serves as investment adviser for TST. The investment adviser hires investment sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each portfolio's sub-adviser. The investment adviser also monitors the sub-advisers’ buying and selling of portfolio securities and administration of the portfolios. For these services, TAM is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

AEGON USA Investment Management, LLC and Transamerica Investment Management, LLC are affiliates of TAM and TST.

Information contained in this prospectus may apply to portfolios of TST not offered in your policy or contract.

The portfolios may rely on an Order from the SEC (Release IC- 23379 dated August 5, 1998) that permits Transamerica Series Trust and its investment adviser, TAM, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on subadvisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

Advisory Fees

TAM receives compensation from each portfolio, calculated daily and paid monthly, based on an annual percentage of each portfolio's average daily net assets.

Advisory Fees Paid in 2009

For the fiscal year ended December 31, 2009, each portfolio paid the following advisory fee as a percentage of the portfolio's average daily net assets:

Name of Portfolio	Percentage
Transamerica AEGON High Yield Bond VP1	0.71%
Transamerica Asset Allocation – Conservative VP	0.10%
Transamerica Asset Allocation – Growth VP	0.10%
Transamerica Asset Allocation – Moderate VP	0.10%
Transamerica Asset Allocation – Moderate Growth VP	0.10%
Transamerica Balanced VP2	0.80%
Transamerica BlackRock Global Allocation VP3	0.00%
Transamerica BlackRock Large Cap Value VP4	0.78%
Transamerica BlackRock Tactical Allocation VP	0.10%
Transamerica Clarion Global Real Estate Securities VP	0.79%
Transamerica Convertible Securities VP	0.75%
Transamerica Diversified Equity VP5	0.75%
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Name of Portfolio	Percentage
Transamerica Efficient Markets VP	0.42%
Transamerica Federated Market Opportunity VP	0.75%
Transamerica Focus VP	0.80%
Transamerica Foxhall Emerging Markets/Pacific Rim VP	0.90%
Transamerica Foxhall Global Conservative VP	0.90%
Transamerica Foxhall Global Growth VP	0.90%
Transamerica Foxhall Global Hard Asset VP	0.90%
Transamerica Growth Opportunities VP	0.80%
Transamerica Hanlon Balanced VP	0.90%
Transamerica Hanlon Growth VP	0.90%
Transamerica Hanlon Growth and Income VP	0.90%
Transamerica Hanlon Managed Income VP	0.90%
Transamerica Index 35 VP	0.32%
Transamerica Index 50 VP	0.31%
Transamerica Index 75 VP	0.30%
Transamerica Index 100 VP	0.32%
Transamerica International Moderate Growth VP	0.10%
Transamerica Jennison Growth VP6	0.79%
Transamerica JPMorgan Core Bond VP	0.45%
Transamerica JPMorgan Enhanced Index VP	0.74%
Transamerica JPMorgan Mid Cap Value VP	0.83%
Transamerica MFS International Equity VP7	0.91%
Transamerica Money Market VP	0.35%
Transamerica Morgan Stanley Active International Allocation VP	0.85%
Transamerica Morgan Stanley Mid-Cap Growth VP	0.80%
Transamerica Multi Managed Large Cap Core VP	0.75%
Transamerica PIMCO Total Return VP	0.63%
Transamerica ProFund UltraBear VP	0.85%
Transamerica Small/Mid Cap Value VP	0.80%
Transamerica T. Rowe Price Small Cap VP	0.75%
Transamerica Third Avenue Value VP	0.80%
Transamerica U.S. Government Securities VP	0.55%
Transamerica WMC Diversified Growth VP	0.72%
Transamerica WMC Diversified Growth II VP	0.30%

1 Effective November 20, 2009, the advisory fee for the portfolio is 0.64% of the first $750 million of average daily net assets; and 0.60% of average daily net assets in excess of $750 million. Prior to November 20, 2009, the advisory fee for the portfolio was 0.715% of the first $250 million of average daily net assets; 0.71% of average daily net assets over $250 million up to $750 million; 0.68% of average daily net assets over $750 million up to $1 billion; and 0.67% of average daily net assets in excess of $1 billion.

2 Effective April 30, 2010, the advisory fee for the portfolio is 0.75% of the first $500 million of average daily net assets; 0.65% of average daily net assets over $500 million up to $1 billion; and 0.60% of average daily net assets in excess of $1 billion. Prior to that time, the advisory fee for the portfolio was 0.80% of the first $250 million of average daily net assets; 0.75% of average daily net assets over $250 million up to $500 million; 0.70% of average daily net assets over $500 million up to $1.5 billion; and 0.625% of average daily net assets in excess of $1.5 billion.

3 TAM currently waives its investment advisory fee.

4 Effective November 20, 2009, the advisory fee for the portfolio is 0.80% of the first $250 million of average daily net assets; 0.775% of average daily net assets over $250 million up to $750 million; 0.75% of average daily net assets over $750 million up to $1 billion; 0.65% of average daily net assets over $1 billion up to $2 billion; and 0.625% of average daily net assets in excess of $2 billion. Prior to November 20, 2009, the advisory fee for the portfolio was 0.80% of the first $250 million of average daily net assets; 0.775% of average daily net assets over $250 million up to $750 million; and 0.75% of average daily net assets in excess of $750 million.

5 Effective April 30, 2010, the advisory fee for the portfolio is 0.73% of the first $500 million of average daily net assets; 0.70% of average daily net assets over $500 million up to $2.5 billion; and 0.65% of average daily net assets in excess of $2.5 billion. Prior to that time, the advisory fee for the portfolio was 0.75% of the first $500 million of average daily net assets; 0.725% of average daily net assets over $500 million up to $1.5 billion; and 0.70% of average daily net assets in excess of $1.5 billion.

6 Effective April 30, 2010, the advisory fee for the portfolio is 0.80% of the first $250 million of average daily net assets; 0.75% of average daily net assets over $250 million up to $500 million; 0.70% of average daily net assets over $500 million up to $1 billion; and 0.60% of average daily net assets in excess of $1 billion. Prior to that time, the advisory fee for the portfolio was 0.80% of the first $250 million of average daily net assets; 0.775% of average daily net assets over $250 million up to $500 million; 0.70% of average daily net assets over $500 million up to $1 billion; 0.675% of average daily net assets over $1 billion up to $1.5 billion; and 0.65% of average daily net assets in excess of $1.5 billion.

7 Effective August 1, 2009, the advisory fee for the portfolio is 0.90% of the first $250 million of average daily net assets; 0.875% of average daily net assets over $250 million up to $500 million; 0.85% of average daily net assets over $500 million up to $1 billion; and 0.80% of average daily net assets in excess of $1 billion. Prior to August 1, 2009, the advisory fee for the portfolio was 0.925% of the first $250 million of average daily net assets; 0.90% of average daily net assets over $250 million up to $500 million; 0.85% of average daily net assets over $500 million up to $1 billion; and 0.80% of average daily net assets in excess of $1 billion.

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A discussion regarding the Board of Trustees’ approval of the advisory arrangements for Transamerica AEGON High Yield Bond VP, Transamerica Focus VP, Transamerica Foxhall Emerging Markets/Pacific Rim VP, Transamerica Foxhall Global Conservative VP, Transamerica Foxhall Global Growth VP, Transamerica Foxhall Global Hard Asset VP, Transamerica Index 35 VP, and Transamerica Index 100 VP is available in each portfolio's annual report for the fiscal year ended December 31, 2009. A discussion regarding the Board of Trustees’ approval for each of the other portfolios, except Transamerica Diversified Equity VP, Transamerica Efficient Markets VP, Transamerica WMC Diversified Growth VP and Transamerica WMC Diversified Growth II VP, is available in each portfolio’s semi-annual report for the fiscal period ended June 30, 2009. A discussion regarding the Board of Trustees’ approval for those portfolios will be available in each portfolio’s semi-annual report for the fiscal period ending June 30, 2010.

Portfolio Construction Manager

Morningstar Associates, LLC (“Morningstar”), 22 West Washington Street, Chicago, IL 60602, is the portfolio construction manager for the portfolios listed below.

Transamerica Asset Allocation – Conservative VP

Transamerica Asset Allocation – Growth VP

Transamerica Asset Allocation – Moderate Growth VP

Transamerica Asset Allocation – Moderate VP

Transamerica International Moderate Growth VP

Pursuant to an Asset Allocation Management Agreement between TAM and Morningstar, the portfolio construction manager will make the portfolios’ investment decisions, determine what portion of each asset allocation portfolio should be in the underlying portfolios and what portion, if any, should be held in U.S. Government securities, short-term commercial paper or other assets such as cash.

Portfolio Construction Manager Compensation

For the fiscal year ended December 31, 2009, the portfolio construction manager received the following fees as a percentage of a portfolio’s average daily net assets:

Transamerica Asset Allocation – Conservative VP 0.10%

Transamerica Asset Allocation – Growth VP 0.10%

Transamerica Asset Allocation – Moderate Growth VP 0.10%

Transamerica Asset Allocation – Moderate VP 0.10%

Transamerica International Moderate Growth VP 0.10%

Portfolio Construction Team

Each of the above listed portfolios are managed by a portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. The SAI provides additional information about the portfolio construction team’s compensation, other accounts managed by the portfolio construction team, and the portfolio construction team’s ownership in each portfolio.

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jon Hale, CFA/2006	Co-Portfolio Manager	Morningstar	Senior Consultant
Maciej Kowara, CFA/2006	Co-Portfolio Manager	Morningstar	Research & Development Consultant
Jeff McConnell, CFA/2006	Co-Portfolio Manager	Morningstar	Senior Consultant
Michael Stout, CFA/2006	Co-Portfolio Manager	Morningstar	Senior Consultant
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Sub-Advisers

The name and address of the sub-advisers are listed below. Pursuant to Investment Sub-advisory Agreements between TAM and each sub-adviser on behalf of the respective portfolios, each sub-adviser shall make investment decisions, buy and sell securities for the portfolios, conduct research that leads to these purchase and sale decisions, and pay broker-dealers a commission for these trades (which can include payments for research and brokerage services).

The sub-advisers listed below receive compensation, calculated daily and paid monthly, from TAM. For the fiscal year ended December 31, 2009, the sub-advisers received the following sub-advisory fees as a percentage of a portfolio's average daily net assets:

Portfolio	Sub-Advisory Fee	Name and Address of Sub-Adviser
Transamerica AEGON High Yield Bond VP1 Transamerica Efficient Markets VP Transamerica Index 35 VP Transamerica Index 50 VP Transamerica Index 75 VP Transamerica Index 100 VP	0.25% 0.12% 0.12% 0.11% 0.10% 0.12%	AEGON USA Investment Management, LLC (“AUIM”) 4333 Edgewood Road NE Cedar Rapids, IA 52499
Transamerica BlackRock Tactical Allocation VP	0.10%	BlackRock Financial Management, Inc. (“BlackRock”) 55 East 52nd Street New York, NY 10055
Transamerica BlackRock Large Cap Value VP2	0.32%	BlackRock Investment Management, LLC (“BlackRock”) 800 Scudders Mill Road Plainsboro, NJ 08536
Transamerica Clarion Global Real Estate Securities VP	0.39%	ING Clarion Real Estate Securities, LLC (“Clarion”) 201 King of Prussia Road Suite 600 Radnor, PA 19087
Transamerica Federated Market Opportunity VP	0.28%	Federated Equity Management Company of Pennsylvania (“Federated”) 1001 Liberty Avenue Pittsburgh, PA 15222
Transamerica Foxhall Emerging Markets/Pacific Rim VP Transamerica Foxhall Global Conservative VP Transamerica Foxhall Global Growth VP Transamerica Foxhall Global Hard Asset VP	0.45% 0.45% 0.45% 0.45%	Foxhall Capital Management, Inc. (“Foxhall”) 35 Old Tavern Road 2nd Floor Orange, CT 06477
Transamerica Hanlon Balanced VP Transamerica Hanlon Growth VP Transamerica Hanlon Growth and Income VP Transamerica Hanlon Managed Income VP	0.45% 0.45% 0.45% 0.45%	Hanlon Investment Management, Inc. (“Hanlon”) 3393 Bargaintown Road, Suite 200 Egg Harbor Township, NJ 08234
Transamerica Jennison Growth VP	0.35%	Jennison Associates LLC (“Jennison”) 466 Lexington Avenue New York, NY 10017
Transamerica JPMorgan Core Bond VP Transamerica JPMorgan Enhanced Index VP Transamerica JPMorgan Mid Cap Value VP	0.20% 0.30% 0.40%	J.P. Morgan Investment Management Inc. (“JPMorgan”) 245 Park Avenue New York, NY 10167
Transamerica MFS International Equity VP3	0.45%	MFS® Investment Management (“MFS”) 500 Boylston Street Boston, MA 02116
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Portfolio	Sub-Advisory Fee	Name and Address of Sub-Adviser
Transamerica Morgan Stanley Active International Allocation VP Transamerica Multi Managed Large Cap Core VP	0.45% 0.30%	Morgan Stanley Investment Management Inc. (“MSIM”) 522 Fifth Avenue New York, NY 10036
Transamerica Morgan Stanley Mid-Cap Growth VP	0.40%	Van Kampen Asset Management (“VKAM”) 522 Fifth Avenue New York, NY 10036
Transamerica PIMCO Total Return VP4	0.25%	Pacific Investment Management Company LLC (“PIMCO”) 840 Newport Center Drive Newport Beach, CA 92660
Transamerica ProFund UltraBear VP	0.40%	ProFund Advisors LLC 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814
Transamerica Third Avenue Value VP	0.40%	Third Avenue Management LLC (“Third Avenue”) 622 Third Avenue 32nd Floor New York, NY 10017

Transamerica Balanced VP

Transamerica Convertible Securities VP

Transamerica Diversified Equity VP5

Transamerica Focus VP

Transamerica Growth Opportunities VP

Transamerica Money Market VP

Transamerica Small/Mid Cap Value VP

Transamerica U.S. Government

Securities VP

	0.35% 0.35% 0.31% 0.41% 0.37% 0.15% 0.38% 0.15%	Transamerica Investment Management, LLC (“TIM”) 11111 Santa Monica Boulevard Suite 820 Los Angeles, CA 90025
Transamerica T. Rowe Price Small Cap VP	0.35%	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202
Transamerica WMC Diversified Growth VP6 Transamerica WMC Diversified Growth II VP7	0.31% 0.30%	Wellington Management Company, LLP (“Wellington Management”) 75 State Street Boston, MA 02109

1 Includes fees paid to the portfolio’s previous sub-adviser. Effective November 20, 2009, the sub-advisory fee for the portfolio was 0.28% of the first $400 million of average daily net assets; 0.25% of average daily net assets over $400 million up to $750 million; and 0.20% of average daily net assets in excess of $750 million. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica AEGON High Yield Bond, a series of Transamerica Funds, also managed by the sub-adviser. Prior to November 20, 2009, the sub-advisory fee for the portfolio was 0.315% of the first $250 million of average daily net assets; 0.30% of average daily net assets over $250 million up to $750 million; 0.27% of average daily net assets over $750 million up to $1 billion; and 0.25% of average daily net assets in excess of $1 billion.

2 Effective November 20, 2009, the sub-advisory fee for the portfolio is 0.35% of the first $250 million of average daily net assets; 0.325% of average daily net assets over $250 million up to $750 million; 0.30% of average daily net assets over $750 million up to $1 billion; and 0.25% of average daily net assets in excess of $1 billion. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica BlackRock Large Cap Value, a series of Transamerica Funds, also managed by the sub-adviser. Prior to November 20, 2009, the sub-advisory fee for the portfolio was 0.35% of the first $250 million of average daily net assets; 0.325% of average daily net assets over $250 million up to $750 million; and 0.30% of average daily net in excess of $750 million.

3 Effective August 1, 2009, the sub-advisory fee for the portfolio is 0.45% of the first $250 million of average daily net assets; 0.425% of average daily net assets over $250 million up to $500 million; 0.40% of average daily net assets over $500 million up to $1 billion; and 0.375% of average daily net assets in excess of $1 billion. Prior to August 1, 2009, the sub-advisory fee for the portfolio was 0.475% of the first $500 million of average daily net assets; 0.45% of average daily net assets over $500 million up to $1 billion; and 0.40% of average daily net assets in excess of $1 billion.

4 Effective July 1, 2009, the sub-advisory fee for the portfolio is 0.25% of the first $1 billion of average daily net assets; and 0.225% of average daily net assets over $1 billion, only when PIMCO sub-advised assets exceed $3 billion on an aggregate basis. For the purpose of determining the $3 billion aggregate assets, the average daily net assets will be determined on a combined basis with Transamerica PIMCO Total Return VP, Transamerica PIMCO Total Return, and Transamerica PIMCO Real Return TIPS. If aggregate assets exceed $3 billion, then the calculation of sub-advisory fees will be based on the combined average daily net assets of Transamerica PIMCO Total Return VP and Transamerica PIMCO Total Return. Prior to July 1, 2009, the sub-advisory fee for the portfolio was 0.25% of average daily net assets.

5 Fees were paid to the portfolio’s previous sub-adviser. Effective May 1, 2010, the sub-advisory fee for the portfolio is 0.35% of the first $500 million of average daily net assets; 0.30% of average daily net assets over $500 million up to $2.5 billion; and 0.25% of average daily net in excess of $2.5 billion, less 50% of any amount reimbursed pursuant to the portfolio’s expense limitation. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Diversified Equity, a series of Transamerica Funds, also managed by the sub-adviser. Prior to May 1, 2010, the co-sub-advisory fee for the portfolio was 0.31% of the first $500 million of average daily net assets; 0.275% of average daily net assets over $500 million up to $1.5 billion; and 0.28% of average daily net in excess of $1.5 billion. A portion of the sub-advisory fee was paid to a prior co-manager based on their portion of managed assets as follows: 0.40% of the first $500 million of average daily net assets; 0.375% of average daily net assets over $500 million up to $1.5 billion; and 0.35% of average daily net assets in excess of $1.5 billion.

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6  Fees were paid to the portfolio’s previous sub-adviser. Effective April 9, 2010, the sub-advisory fee for the portfolio is 0.28% of the first $2 billion of average daily net assets; 0.25% of average daily net assets over $2 billion up to $5 billion; and 0.225% of average daily net assets in excess $5 billion. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica WMC Diversified Growth, Transamerica WMC Diversified Growth VP, Transamerica WMC Diversified Growth II VP and the portion of the assets of the Transamerica Partners Large Growth Portfolio that are sub-advised by Wellington Management. Prior to April 9, 2010, the sub-advisory fee for the portfolio was 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion.

7 Fees were paid to the portfolio’s previous sub-adviser. Effective April 9, 2010, the sub-advisory fee for the portfolio is 0.28% of the first $2 billion of average daily net assets; 0.25% of average daily net assets over $2 billion up to $5 billion; and 0.225% of average daily net assets in excess $5 billion. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica WMC Diversified Growth, Transamerica WMC Diversified Growth VP, Transamerica WMC Diversified Growth II VP and the portion of the assets of the Transamerica Partners Large Growth Portfolio that are sub-advised by Wellington Management. Prior to April 9, 2010, the sub-advisory fee for the portfolio was 0.30% of the portfolio’s average daily net assets.

Portfolio Manager(s)

The following portfolios are managed by portfolio manager(s). The SAI provides additional information about the portfolio manager(s)’ compensation, other accounts managed by the portfolio manager(s), and the portfolio manager(s)’ ownership in each portfolio.

Transamerica AEGON High Yield Bond VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Bradley J. Beman, CFA, CPA/2009	Portfolio Manager	AUIM	Senior Vice President, Director – High Yield
Kevin Bakker, CFA/2009	Portfolio Manager	AUIM	High Yield Portfolio Manager
Benjamin D. Miller, CFA/2009	Portfolio Manager	AUIM	High Yield Portfolio Manager

Transamerica Balanced VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Kirk J. Kim/2008	Portfolio Manager (Lead-Equity)	TIM	Principal, Deputy Chief Investment Officer, Portfolio Manager
John D. Lawrence, CFA/2009	Portfolio Manager (Co-Equity)	TIM	Principal, Portfolio Manager
Gary U. Rollé, CFA/1994	Portfolio Manager (Co-Equity)*	TIM	Principal, Managing Director, Chief Executive Officer, Chief Investment Officer
Greg D. Haendel, CFA/2008	Portfolio Manager (Lead-Fixed)	TIM	Principal, Portfolio Manager
Derek S. Brown, CFA/2008	Portfolio Manager (Co-Fixed)	TIM	Principal, Director of Fixed Income, Portfolio Manager
Brian W. Westhoff, CFA/2008	Portfolio Manager (Co-Fixed)	TIM	Principal, Portfolio Manager

* Mr. Rollé will be a co-portfolio manager through June 30, 2010. In July he will no longer have official portfolio management responsibilities, but he will continue in the capacity of advisory consultant until the end of 2010.

Transamerica BlackRock Global Allocation VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Dennis Stattman/2009	Senior Portfolio Manager	BlackRock	Managing Director
Dan Chamby/2009	Associate Portfolio Manager	BlackRock	Managing Director
Romualdo Roldan/2009	Associate Portfolio Manager	BlackRock	Managing Director

Transamerica BlackRock Large Cap Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Robert C. Doll, Jr., CFA/2004	Senior Portfolio Manager	BlackRock	Vice Chairman, Chief Equity Strategist
Daniel Hanson, CFA/2008	Associate Portfolio Manager	BlackRock	Managing Director
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Transamerica BlackRock Tactical Allocation VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Phil Green/2009	Managing Director	BlackRock	Lead Portfolio Manager, Portfolio Co-Manager
Michael Huebsch/2009	Managing Director	BlackRock	Lead Portfolio Manager

Transamerica Clarion Global Real Estate Securities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Steven D. Burton, CFA/2002	Portfolio Manager	Clarion	Managing Director
T. Ritson Ferguson, CFA/2002	Portfolio Manager	Clarion	Chief Investment Officer
Joseph P. Smith, CFA/2002	Portfolio Manager	Clarion	Managing Director

Transamerica Convertible Securities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Kirk J. Kim/2002	Portfolio Manager (Lead)	TIM	Principal, Deputy Chief Investment Officer, Portfolio Manager
Peter O. Lopez/2002	Portfolio Manager (Co)	TIM	Principal, President, Director of Research, Portfolio Manager

Transamerica Diversified Equity VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Edward S. Han/2010	Portfolio Manager (Lead)	TIM	Principal, Portfolio Manager
Gary U. Rollé, CFA/2009	Portfolio Manager (Co)*	TIM	Principal, Managing Director, Chief Executive Officer, Chief Investment Officer
Peter O. Lopez/2009	Portfolio Manager (Co)	TIM	Principal, President, Director of Research, Portfolio Manager

* Mr. Rollé will be a co-portfolio manager through June 30, 2010. In July he will no longer have official portfolio management responsibilities, but he will continue in the capacity of advisory consultant until the end of 2010.

Transamerica Efficient Markets VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2008	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Federated Market Opportunity VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Steven J. Lehman, CFA/1994	Senior Portfolio Manager	Federated	Vice President and Senior Vice President
Dana L. Meissner, CFA/2009	Portfolio Manager	Federated	Vice President and Senior Investment Analyst
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Transamerica Focus VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Edward S. Han/2009	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager
Kirk J. Kim/2009	Portfolio Manager (Co)	TIM	Principal, Deputy Chief Investment Officer, Portfolio Manager
Joshua D. Shaskan, CFA/2009	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager

Transamerica Foxhall Emerging Markets/Pacific Rim VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Foxhall Global Conservative VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Foxhall Global Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Foxhall Global Hard Asset VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Growth Opportunities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Edward S. Han/2005	Portfolio Manager (Lead)	TIM	Principal, Portfolio Manager
John J. Huber, CFA/2005	Portfolio Manager (Lead)	TIM	Principal, Director of Equity
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Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Process and Risk Management, Portfolio Manager

Transamerica Hanlon Balanced VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Hanlon Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Hanlon Growth and Income VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Hanlon Managed Income VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Index 35 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2009	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Index 50 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2008	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Index 75 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2008	Portfolio Manager	AUIM	Senior Vice President and
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Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Senior Portfolio Manager

Transamerica Index 100 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2009	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Jennison Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Michael A. Del Balso/2009	Portfolio Manager	Jennison	Managing Director and Director of Research for Growth Equity
Kathleen A. McCarragher/2000	Portfolio Manager	Jennison	Managing Director and Head of Growth Equity
Spiros “Sig” Segalas/2009	Portfolio Manager	Jennison	Director, President and Chief Investment Officer

Transamerica JPMorgan Core Bond VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Douglas S. Swanson/2007	Portfolio Manager	JPMorgan	Managing Director and Portfolio Manager

Transamerica JPMorgan Enhanced Index VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Terance Chen/1997	Vice President	JPMorgan	Portfolio Manager
Raffaele Zingone/1997	Portfolio Manager	JPMorgan	Portfolio Manager

Transamerica JPMorgan Mid Cap Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jonathan K.L. Simon/2004	Portfolio Manager	JPMorgan	Portfolio Manager and Chief Investment Officer (US Value)
Lawrence Playford, CFA/2004	Portfolio Manager	JPMorgan	Vice President and Research Analyst
Gloria Fu, CFA/2006	Portfolio Manager	JPMorgan	Vice President and Research Analyst

Transamerica MFS International Equity VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Daniel Ling/2009	Portfolio Manager	MFS	Investment Officer, Investment Manager, Lion Capital Management, Singapore
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Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Marcus L. Smith/2006	Portfolio Manager	MFS	Investment Officer

Transamerica Morgan Stanley Active International Allocation VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Ann D. Thivierge/2002	Portfolio Manager	MSIM	Managing Director

Transamerica Morgan Stanley Mid-Cap Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Dennis P. Lynch/2002	Lead Portfolio Manager	VKAM	Managing Director
David S. Cohen/2002	Portfolio Manager	VKAM	Managing Director
Sam G. Chainani/2004	Portfolio Manager	VKAM	Managing Director
Alexander T. Norton/2005	Portfolio Manager	VKAM	Executive Director
Jason C. Yeung/2007	Portfolio Manager	VKAM	Executive Director
Armistead B. Nash/2008	Portfolio Manager	VKAM	Executive Director

Transamerica Multi Managed Large Cap Core VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Dennis P. Lynch/2002	Lead Portfolio Manager	MSIM	Managing Director
David S. Cohen/2002	Portfolio Manager	MSIM	Managing Director
Sam G. Chainani/2004	Portfolio Manager	MSIM	Managing Director
Alexander T. Norton/2005	Portfolio Manager	MSIM	Executive Director
Jason C. Yeung/2007	Portfolio Manager	MSIM	Executive Director
Armistead B. Nash/2008	Portfolio Manager	MSIM	Executive Director
Kevin Holt/2004	Co-Lead Portfolio Manager	MSIM	Managing Director
Jason Leder/2004	Co-Lead Portfolio Manager	MSIM	Managing Director
Devin Armstrong/2007	Portfolio Manager	MSIM	Executive Director
James Warwick/2007	Portfolio Manager	MSIM	Executive Director

Transamerica PIMCO Total Return VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Chris P. Dialynas/2008	Portfolio Manager	PIMCO	Managing Director

Transamerica ProFund UltraBear VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Todd B. Johnson/2009	Lead Portfolio Manager	ProFund Advisors	Chief Investment Officer
Howard S.Rubin/2009	Portfolio Manager	ProFund Advisors	Director, Portfolio Manager
Robert M. Parker/2009	Portfolio Manager	ProFund Advisors	Senior Portfolio Manager
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Transamerica Small/Mid Cap Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeffrey J. Hoo, CFA/2008	Portfolio Manager (Lead)	TIM	Principal, Portfolio Manager
Joshua D. Shaskan, CFA/2008	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager
Thomas E. Larkin, III/2008	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager, Senior Securities Analyst

Transamerica T. Rowe Price Small Cap VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sudhir Nanda, CFA/2006	Portfolio Manager	T. Rowe Price	Vice President and Portfolio Chairman

Transamerica Third Avenue Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Curtis R. Jensen/1998	Co-Portfolio Manager	Third Avenue	Co-Chief Investment Officer
Yang Lie/2008	Co-Portfolio Manager	Third Avenue	Director of Research
Kathleen K. Crawford/2007	Assistant Portfolio Manager	Third Avenue	Research Analyst

Transamerica U.S. Government Securities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Derek S. Brown, CFA/2005	Portfolio Manager (Lead)	TIM	Principal, Director of Fixed Income, Portfolio Manager
Greg D. Haendel, CFA/2003	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager

Transamerica WMC Diversified Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul E. Marrkand, CFA/2010	Portfolio Manager	Wellington Management	Senior Vice President and Equity Portfolio Manager

Transamerica WMC Diversified Growth II VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul E. Marrkand, CFA/2010	Portfolio Manager	Wellington Management	Senior Vice President and Equity Portfolio Manager
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Disclosure of Portfolio Holdings: A detailed description of the portfolios' policies and procedures with respect to the disclosure of the portfolios' securities is available in the SAI. The portfolios publish all holdings on the website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

Prior Performance for Similar Accounts

Wellington Management - Transamerica WMC Diversified Growth VP and Transamerica WMC Diversified Growth II VP (the “WMC Portfolios”). The performance information shown below represents a composite of the prior performance of certain discretionary accounts (the “Other Accounts”) managed by Wellington Management with substantially similar investment objectives, policies and strategies as the WMC Portfolios. Wellington Management has prepared the historical performance shown for the composite in compliance with the Global Investment Performance Standards. This methodology differs from the guidelines of the Securities and Exchange Commission for calculating performance of mutual funds.

The WMC Portfolios’ actual performance may vary significantly from the past performance of the composite. Differences in asset size and cash flows may result in different security selections, differences in relative weightings of securities or differences in prices paid for particular portfolio holdings. In addition, the Other Accounts were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite.

The composite performance presented below is shown on both a gross and net basis. The net performance results have been adjusted to reflect the operating expenses of Initial and Service Class shares of Transamerica WMC Diversified Growth VP.

The composite performance is not that of the WMC Portfolios, should not be interpreted as indicative of the WMC Portfolios’ future performance, and should not be considered a substitute for the WMC Portfolios’ performance.

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Year-by-Year Total Return as of 12/31 each year (%)

The composite performance in the bar chart below is shown on a gross basis and net of the operating expenses of Transamerica WMC Diversified Growth VP Initial Class shares.

The composite performance in the bar chart below is shown on a gross basis and net of the operating expenses of Transamerica WMC Diversified Growth VP Service Class shares.

Average Annual Total Returns for the period ended 12/31/09

	1 year	5 years	10 years
Wellington Management Diversified Growth Composite (gross of expenses)	38.91%	4.34%	1.13%
Wellington Management Diversified Growth Composite (net of expenses of Transamerica WMC Diversified Growth VP Initial Class shares)	37.84%	3.52%	0.34%
Wellington Management Diversified Growth Composite (net of expenses of Transamerica WMC Diversified Growth VP Service Class shares)	37.51%	3.26%	0.09%
Russell 1000® Growth Index	37.21%	1.63%	-3.99%
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OTHER INFORMATION

Share Classes

TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2011. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

Purchase and Redemption of Shares

Shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York and Monumental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (“NAV”) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust’s distributor (or other agent) of a purchase order or receipt of a redemption request.

Valuation of Shares

The NAV of all portfolios is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Purchase orders for shares of the TST asset allocation portfolios that are received in good order and accepted before the close of business on the NYSE receive the NAV determined as of the close of the NYSE that day. For direct purchases, corresponding orders for shares of the underlying constituent portfolios are priced on the same day that orders for shares of the asset allocation portfolios are received and accepted. For purchases of shares of the TST asset allocation portfolios through the National Securities Clearing Corporation (“NSCC”), orders for shares of the underlying constituent portfolios will be placed after the receipt and acceptance of the settled purchase order for shares of the asset allocation portfolios.

How NAV Is Calculated

The NAV of each portfolio (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios’ securities for the purposes of determining the portfolios’ NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may

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be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that the portfolio uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end portfolios (other than ETF shares) are generally valued at the net asset value per share reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the portfolios’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV per share.

Market Timing/Excessive Trading

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. As money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares may disrupt portfolio management, hurt portfolio performance and drive portfolio expenses higher. For example, a portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.

Transamerica Series Trust’s Board of Trustees has approved policies and procedures that are designed to discourage market timing or excessive trading which include limitations on the number of transactions in portfolio shares. If you intend to engage in such practices, we request that you do not purchase shares of any of the portfolios. Each portfolio reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the portfolio reasonably believes to be in connection with market timing or excessive trading.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios’ policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it

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reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a “contract owner”) or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and excessive short-term trading, the portfolios cannot always recognize or detect such trading. The Trust’s distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries’ ability to deter such activity may be limited by operational and information systems. Due to the risk that the portfolios and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an asset allocation portfolio in furtherance of a portfolio’s objective are not considered to be market timing or disruptive trading.

Investment Policy Changes

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name will provide its shareholders with at least 60 days’ prior written notice before making changes to such policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.

Unless expressly designated as fundamental, all policies and procedures of the portfolios, including their investment objectives, may be changed at any time by the Board of Trustees without shareholder approval. The investment strategies employed by a portfolio may also be changed without shareholder approval.

To the extent authorized by law, Transamerica Series Trust and each of the portfolios reserve the right to discontinue offering shares at any time, to merge or liquidate a class of shares or to cease operations entirely.

Asset Allocation Funds

The asset allocation portfolios, Transamerica Asset Allocation – Conservative VP, Transamerica Asset Allocation – Growth VP, Transamerica Asset Allocation – Moderate Growth VP, Transamerica Asset Allocation – Moderate VP and Transamerica International Moderate Growth VP, as well as Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Multi-Manager International Portfolio and Transamerica Multi-Manager Alternative Strategies Portfolio, each separate series of Transamerica Funds, may own a significant portion of the shares of a TST portfolio. Transactions by the asset allocation portfolios may be disruptive to the management of an underlying portfolio.

Dividends and Distributions

Each portfolio intends to distribute annually substantially all of its net investment income, if any. Dividends of Transamerica Money Market VP are declared daily and distributed monthly. Capital gain distributions are typically declared and distributed annually, if any. Dividends and distributions are paid on the business day following the ex-dividend date, and will be reinvested in additional shares unless you elect to take your dividends in cash. Distributions of short-term capital gains are included as distributions of net investment income.

Taxes

Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify for each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). As a regulated investment company, a portfolio generally will not be subject to federal income tax on the taxable income that it distributes. Taxable income consists generally of net investment income and any capital gains. It is each portfolio’s intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance policies and annuity contracts. Certain separate accounts are required to meet diversification requirements under Section 817(h) of the Code and the regulations thereunder in order for insurance policies and annuity contracts funded by those separate accounts to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and is

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owned only by separate accounts and certain other qualified investors (including the asset allocation portfolios offered in this prospectus if they are owned only by separate accounts and certain other qualified investors), the separate accounts invested in that portfolio will be allowed to look through to the portfolio’s investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirements under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the insurance policies and annuity contracts invested in that portfolio could become currently taxable to the owners of the policies and contracts, and income for prior periods with respect to the policies and contracts could also be taxable in the year in which that failure occurs.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see “Federal Income Tax Considerations” included in the respective prospectuses for the policies and contracts.

Distribution and Service Plans

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (“TCI”), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class and up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2011. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

Other Distribution and Service Arrangements

The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York and Monumental Life Insurance Company (together, the “Transamerica Insurance Companies”), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of Western Reserve and is affiliated with the other Transamerica Insurance Companies, and TAM’s business profits (from managing the portfolios) may directly benefit Western Reserve and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios’ shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies, TCI, and/or other portfolio sub-advisers, directly or through TCI, out of their past profits and other available sources, provide cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries as a means to promote the distribution and wholesaling of variable contracts (and thus, indirectly, the portfolios’ shares). In certain cases, these payments may be significant. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial and may be substantial to any given recipient. Revenue sharing arrangements are separately negotiated. Revenue sharing is not an expense of the portfolios, is not reflected in the fees and expenses sections of this prospectus and does not change the price paid by investors for the purchase of a portfolio’s shares or the amount received by an investor as proceeds from the redemption of portfolio shares. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

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Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit TAM, TCI and their affiliates to the extent the payments result in more assets being invested in the portfolios on which fees are being charged.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentives for the insurers and other financial intermediaries to make the TST portfolios’ shares available to current or prospective variable contract owners to the detriment of other potential investment options.

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LIST AND DESCRIPTION OF CERTAIN UNDERLYING PORTFOLIOS

This section lists and describes the underlying portfolios in which some or all of the asset allocation portfolios may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Further information about certain underlying portfolios of TST and certain underlying funds of Transamerica Funds is contained in those underlying funds’/portfolios’ prospectuses, available at www.transamericafunds.com.

TST UNDERLYING PORTFOLIOS:

Fund Name	Transamerica Asset Allocation – Conservative VP	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica AEGON High Yield Bond VP	X		X	X
Transamerica Balanced VP	X	X	X	X
Transamerica BlackRock Large Cap Value VP	X	X	X	X		X
Transamerica Clarion Global Real Estate Securities VP	X	X	X	X	X
Transamerica Convertible Securities VP	X	X	X	X		X
Transamerica Diversified Equity VP	X	X	X	X		X
Transamerica Federated Market Opportunity VP	X	X	X	X	X
Transamerica Focus VP	X	X	X	X
Transamerica Growth Opportunities VP	X	X	X	X		X
Transamerica Jennison Growth VP	X	X	X	X		X
Transamerica JPMorgan Core Bond VP	X		X	X	X	X
Transamerica JPMorgan Enhanced Index VP	X	X	X	X		X
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Fund Name	Transamerica Asset Allocation – Conservative VP	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica JPMorgan Mid Cap Value VP	X	X	X	X		X
Transamerica MFS International Equity VP						X
Transamerica Money Market VP	X	X	X	X	X	X
Transamerica Morgan Stanley Active International Allocation VP	X	X	X	X	X
Transamerica Morgan Stanley Mid-Cap Growth VP						X
Transamerica Multi Managed Large Cap Core VP	X	X	X	X
Transamerica PIMCO Total Return VP	X		X	X	X	X
Transamerica Small/Mid Cap Value VP	X	X	X	X
Transamerica T. Rowe Price Small Cap VP	X	X	X	X
Transamerica Third Avenue Value VP						X
Transamerica U.S. Government Securities VP	X		X	X	X	X
Transamerica WMC Diversified Growth VP	X	X	X	X		X

• Transamerica AEGON High Yield Bond VP seeks a high level of current income by investing in high-yield debt securities. The portfolio invests at least 80% of its net assets in a portfolio of high-yield/high-risk bonds (commonly known as “junk bonds”). These junk bonds are high risk debt securities rated in medium or lower categories. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; credit; fixed-income securities; high-yield debt securities; increase in expenses; liquidity; market; portfolio selection; and valuation.

• Transamerica Balanced VP seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by

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companies of all sizes. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; credit; currency; derivatives; fixed-income securities; foreign securities; growth stocks; high-yield debt securities; increase in expenses; liquidity; market; mortgage-related securities; portfolio selection; small- or medium-sized companies; stocks; and valuation.

• Transamerica BlackRock Large Cap Value VP seeks long-term capital growth by investing primarily in equity securities of large cap companies. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies that, at the time of purchase, have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Value Index. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; fixed-income securities; foreign securities; increase in expenses; liquidity; market; portfolio selection; preferred stock; stocks; value investing; and U.S. government agency obligations.

• Transamerica Clarion Global Real Estate Securities VP seeks long-term total return from investments primarily in equity securities of real estate companies. The portfolio’s portfolio will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; fixed-income securities; foreign securities; increase in expenses; market; mortgage-related securities; non-diversification; portfolio selection; portfolio turnover; real estate securities; REITs; small- or medium-sized companies; and stocks.

• Transamerica Convertible Securities VP seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. The principal risks of investing in this underlying portfolio are: active trading; cash management and defensive investing; convertible securities; currency; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; portfolio selection; repurchase agreements; and stocks.

• Transamerica Diversified Equity VP seeks to maximize capital appreciation by investing at least 80% of its assets in equity securities. The portfolio’s sub-adviser uses a “bottom-up” approach to investing, and constructs the portfolio one company at a time. The portfolio may invest in securities of all sizes; generally, however, the portfolio invests in securities of companies whose market capitalization is greater than $500 million. The portfolio may also invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; focused investing; foreign securities; growth stocks; increase in expenses; market; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica Federated Market Opportunity VP seeks absolute (positive) returns with low correlation to the U.S. equity market by investing, under normal conditions, in domestic and foreign securities that the fund’s sub-adviser deems to be undervalued or out-of-favor. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; commodities; convertible securities; country, sector or industry focus; currency; currency hedging; derivatives; emerging markets; exchange-traded funds; fixed-income securities; foreign securities; high-yield debt securities; hybrid instruments; increase in expenses; investment companies; leveraging; liquidity; market; portfolio selection; portfolio turnover; REITs; short sales; stocks; tax; and value investing.

• Transamerica Focus VP seeks to maximize long-term growth by investing primarily in domestic equity securities that, in the portfolio’s sub-adviser’s opinion, are trading at a material discount to intrinsic value. The portfolio will generally invest in domestic equity securities of any size. The portfolio may also invest up to  10% of its assets in short sale positions. The portfolio may invest up to 20% of its assets in convertible and non-convertible high-yield, debt securities rated below investment grade. The portfolio’s sub-adviser uses a “bottom-up” approach to investing, and constructs the portfolio’s portfolio one company at a time. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; derivatives; fixed-income securities; focused investing; foreign securities; high-yield debt securities; increase in expenses; market; non-diversification; portfolio selection; short sales; small- or medium-sized companies; stocks; and value investing.

• Transamerica Growth Opportunities VP seeks to maximize long-term growth by generally investing at least 65% of the portfolio’s assets in a portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; derivatives; fixed-income

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securities; foreign securities; growth stocks; increase in expenses; market; portfolio selection; preferred stock; small- or medium-sized companies; stocks; and warrants and rights.

• Transamerica Jennison Growth VP seeks long-term growth of capital by investing at least 65% of its total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts of U.S. companies with market capitalizations of at least $1 billion that the sub-adviser believes have above-average prospects for growth. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; foreign securities; growth stocks; increase in expenses; market; medium-sized companies; portfolio selection; preferred stock; stocks; and warrants and rights.

• Transamerica JPMorgan Core Bond VP seeks total return, consisting of current income and capital appreciation by investing at least 80% of its assets in U.S. government securities, medium- to high-quality corporate bonds, mortgage-backed securities and asset-backed securities and commercial mortgage-backed securities. The principal risks of investing in this underlying portfolio are: asset-backed securities; cash management and defensive investing; credit; currency; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; mortgage-related securities; portfolio selection; and valuation.

• Transamerica JPMorgan Enhanced Index VP seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Index. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; fixed-income securities; foreign securities; growth stocks; increase in expenses; market; medium-sized companies; portfolio selection; repurchase agreements; stocks; U.S. government agency obligations; and value investing.

• Transamerica JPMorgan Mid Cap Value VP seeks growth from capital appreciation by investing at least 80% of net assets, under normal conditions, in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the fund’s sub-adviser believes to be undervalued. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; derivatives; foreign securities; increase in expenses; market; medium-sized companies; portfolio selection; preferred stock; REITs, stocks; and value investing.

• Transamerica MFS International Equity VP seeks capital growth by investing primarily in equity securities of foreign companies, including emerging markets securities. Under normal market conditions, at least 80% of the portfolio’s net assets are invested in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, potentially including emerging markets. The portfolio may invest a relatively large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. The portfolio may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying portfolio are: active trading; cash management and defensive investing; convertible securities; currency; derivatives; emerging markets; foreign securities; geographic; growth stocks; increase in expenses; leveraging; liquidity; market; portfolio selection; preferred stock; small- or medium-sized companies; stocks; and value investing.

• Transamerica Money Market VP seeks to obtain maximum current income from money market securities consistent with liquidity and preservation of principal by investing substantially all of the portfolio’s assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: bank obligations; credit; fixed-income securities; foreign securities; increase in expenses; interest rate; market; redemption; repurchase agreements; U.S. government agency obligations; and yield.

• Transamerica Morgan Stanley Active International Allocation VP seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; emerging markets; foreign securities; increase in expenses; liquidity; market; portfolio selection; real estate securities; REITs; and stocks.

• Transamerica Morgan Stanley Mid-Cap Growth VP seeks capital appreciation by investing, under normal circumstances, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The portfolio may also invest in common stocks and other equity securities of small-and large- cap companies, as well as preferred stocks, convertible

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securities, rights and warrants and debt securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; investing aggressively; market; portfolio selection; preferred stock; REITs; small- or medium-sized companies; stocks; and warrants and rights.

• Transamerica Multi Managed Large Cap Core VP seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio’s assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: currency; derivatives; emerging markets; foreign securities; growth stocks; market; REITs; stocks; and value investing.

• Transamerica PIMCO Total Return VP seeks maximum total return consistent with preservation of capital and prudent investment management by investing principally in fixed-income securities of varying maturities. The fund may invest its assets in derivative instruments. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; credit; currency; currency hedging; derivatives, emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; leveraging; liquidity; market; mortgage-related securities; portfolio selection; preferred stock; prepayment or call; repurchase agreements; Rule 144A securities; sovereign debt; stocks; U.S. government agency obligations; and valuation.

• Transamerica Small/Mid Cap Value VP seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; emerging markets; foreign securities; increase in expenses; market; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica T. Rowe Price Small Cap VP seeks long-term growth of capital by investing primarily in common stocks of small growth companies. This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute more than 50% of assets. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; exchange-traded funds; foreign securities; growth stocks; liquidity; market; portfolio selection; smaller companies; and stocks.

• Transamerica U.S. Government Securities VP seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; country sector or industry focus; derivatives; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; market; mortgage-related securities; portfolio selection; U.S. government agency obligations; and zero coupon bonds.

• Transamerica WMC Diversified Growth VP seeks to maximize long-term growth by investing, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth- oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria. Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; fixed-income securities; focused investing; foreign securities; growth stocks; increase in expenses; market; portfolio selection; small-or medium sized companies; and stocks.

The portfolios may invest their assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolios may do so without limit. Although the underlying portfolios will do this only in seeking to avoid losses, the underlying portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolios have any uninvested cash, the portfolios would also be subject to risk with respect to the depository institution holding the cash.

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TRANSAMERICA UNDERLYING FUNDS:

Fund Name	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Conservative VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica AllianceBernstein International Value	X	X	X	X	X	X
Transamerica BlackRock Global Allocation	X	X	X	X	X	X
Transamerica BlackRock Natural Resources	X
Transamerica BNY Mellon Market Neutral Strategy	X
Transamerica First Quadrant Global Macro	X
Transamerica Flexible Income		X	X	X	X	X
Transamerica Jennison Growth	X	X	X	X
Transamerica JPMorgan International Bond		X	X	X	X	X
Transamerica Loomis Sayles Bond		X	X	X	X	X
Transamerica MFS International Equity	X	X	X	X	X
Transamerica Neuberger Berman International	X	X	X	X	X	X
Transamerica Oppenheimer Developing Markets	X	X	X	X	X
Transamerica Oppenheimer Small- & Mid-Cap Value	X	X	X	X
Transamerica PIMCO Real Return TIPS		X	X	X	X	X
Transamerica Schroders International Small Cap	X	X	X	X	X
Transamerica Short-Term Bond		X	X	X	X	X
Transamerica Third Avenue Value	X	X	X	X
Transamerica Thornburg International Value	X	X	X	X	X	X
Transamerica UBS Large Cap Value	X	X	X	X		X
Transamerica Van Kampen Emerging Markets Debt		X	X	X
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Fund Name	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Conservative VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica Van Kampen Mid-Cap Growth	X	X	X	X	X
Transamerica Van Kampen Small Company Growth	X	X	X	X
Transamerica WMC Emerging Markets	X	X	X	X	X

• Transamerica AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from a variety of industries and developed countries. The fund primarily invests in issuers that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The principal risks of investing in this underlying fund are: convertible securities; currency; currency hedging; defensive investing; derivatives; foreign securities; increase in expenses; leveraging; liquidity; market; portfolio selection; repurchase agreements; securities lending; short sales; stocks; value investing; and warrants and rights.

• Transamerica BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: commodities; convertible securities; credit; currency; currency hedging; defensive investing; derivatives; distressed securities; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; liquidity; loans; market; portfolio selection; precious metals-related securities; preferred stock; prepayment or call; real estate securities; securities lending; short sales; small- or medium-sized companies; sovereign debt; stocks; tax; and warrants and rights.

• Transamerica BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders’ capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its net assets in equity securities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The principal risks of investing in this underlying fund are: defensive investing; derivatives; emerging markets; equity securities; foreign securities; increase in expenses; market and selection; mid-cap securities; natural resource-related securities; non-diversification; portfolio selection; precious metals-related securities; sector; and tax.

• Transamerica BNY Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market-neutral strategy and investing, under normal circumstances, at least 80% of the fund’s assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: currency; defensive investing; derivatives; foreign securities; increase in expenses; leveraging; market; portfolio selection; portfolio turnover; short sales; small- or medium-sized companies; and stocks.

• Transamerica First Quadrant Global Macro seeks to achieve total return from investments in the global equity, fixed-income, and currency markets, independent of market direction. The fund seeks to generate returns through risk-controlled exposure, long and short, to global equity, fixed-income, and currency markets through a wide range of derivative instruments and direct investments. The fund typically will make extensive use of derivative instruments, including futures contracts on global equity and fixed-income securities and security indices, options on futures contracts and equity indices, securities and security indices, swap contracts and forward contracts. The fund may also invest directly in global equity securities (including exchange traded funds (“ETFs”) and common and preferred stock of U.S. and non-U.S. companies) and fixed-income securities (including U.S. and non-U.S. corporate bonds and debt securities guaranteed by U.S. and non-

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U.S. governments, their agencies or instrumentalities or supranational organizations). The principal risks of investing in this underlying fund are: active trading; convertible securities; country, sector or industry focus; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; high-yield debt securities; increase in expenses; leveraging; liquidity; market; non-diversification; portfolio selection; preferred stock; prepayment or call; short sales; small- or medium-sized companies; stocks; U.S. government agency obligations; and value investing.

• Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as a secondary objective by generally investing at least 80% of its net-assets in a broad range of fixed-income securities. The fund may also invest in derivatives and equity securities. The principal risks of investing in this underlying fund are: active trading; convertible securities; credit; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; liquidity; loans; market; mortgage-related securities; portfolio selection; preferred stock; stocks; structured instruments; valuation; and warrants and rights.

• Transamerica JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund’s net assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; increase in expenses; liquidity; market; non-diversification; and portfolio selection.

• Transamerica Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing fund assets principally in fixed-income securities. The fund normally invests at least 80% of its net assets primarily in investment-grade, fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities (“junk bonds”) and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: bank obligations; convertible securities; credit; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; leveraging; liquidity; market; mortgage-related securities; portfolio selection; preferred stock; REITs; repurchase agreements; Rule 144A securities; stocks; structured instruments; and valuation.

• Transamerica MFS International Equity seeks capital growth by investing primarily in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets. The fund may invest a relatively large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. The fund may invest its assets in the stocks of companies its sub-adviser believes to have above-average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying fund are: active trading; convertible securities; currency; defensive investing; derivatives; emerging markets; foreign securities; geographic; growth stocks; increase in expenses; leveraging; liquidity; market; portfolio selection; preferred stock; small- or medium-sized companies; stocks; and value investing.

• Transamerica Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund’s sub-adviser looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; foreign securities; growth stocks; increase in expenses; leveraging; liquidity; market; portfolio selection; securities lending; small- or medium-sized companies; stocks; and value investing.

• Transamerica Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in equity securities of issuers that are economically tied to one or more emerging markets countries. In selecting securities, the fund’s sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: convertible securities; country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; liquidity; market; portfolio selection; portfolio turnover; preferred stock; small- or medium-sized companies; stocks; and warrants and rights.

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• Transamerica Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small-cap and mid-cap domestic and foreign issuers. The fund’s sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: convertible securities; currency; currency hedging; defensive investing; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; portfolio selection; portfolio turnover; preferred stock; small- or medium-sized companies; stocks; and value investing.

• Transamerica PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Protected Securities (or “TIPS”). The fund’s subadviser invests, under normal circumstances, at least 80% of the fund’s net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: CPIU measurement; credit; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; interest rate; leveraging; liquidity; market; mortgage-related securities; non-diversification; portfolio selection; portfolio turnover; preferred stock; prepayment or call; repurchase agreements; Rule 144A securities; sovereign debt; stocks; U.S. government agency obligation; and valuation.

• Transamerica Schroders International Small Cap seeks to provide long-term capital appreciation by investing primarily in the equity securities of smaller companies located outside the U.S. The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including the company’s potential for long-term growth, financial condition, quality of management and sensitivity to cyclical factors, as well as the relative value of the company’s securities compared to the market as a whole. The principal risks of investing in this underlying fund are: country/regional; currency; defensive investing, derivatives; emerging markets; foreign securities; growth stocks; increase in expenses; investment style; liquidity; market; portfolio selection; smaller companies; and stocks.

• Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, mortgage-backed securities, and asset-backed securities. Normally, the fund will invest at least 80% of its net assets in fixed-income securities. The principal risks of investing in this underlying fund are: bank obligations; credit; defensive investing; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; mortgage-related securities; portfolio selection; U.S. government agency obligations; valuation; and yield fluctuation.

• Transamerica Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks of U.S. and non-U.S. issuers. The fund invests in companies regardless of market capitalization, with the mix of its investments at any time depending on the industries and types of securities its sub-adviser believes represent the best values consistent with the fund’s strategies and restrictions. The principal risks of investing in this underlying fund are: currency; defensive investing, fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; market; non-diversification; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica Thornburg International Value seeks long-term capital appreciation by investing, under normal circumstances, at least 75% of its assets in foreign securities of issuers that are located in a number of countries throughout the world. The fund may invest in emerging markets. The fund may invest in companies of any size, but invests primarily in the large and middle range of public company market capitalizations. The principal risks of investing in this underlying fund are: currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; increase in expenses; market; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund’s sub-adviser focuses on, among other things, identifying discrepancies between a security’s fundamental value and its market price. The principal risks of investing in this underlying fund are: convertible securities; defensive investing; derivatives; increase in expenses; investment companies; market; portfolio selection; preferred stock; stocks; value investing; and warrants and rights.

• Transamerica Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging markets countries. Under normal circumstances, at least 80% of the fund’s net assets will be invested in debt securities of issuers located in emerging markets countries. The principal risks of investing in this underlying fund are: credit; currency;

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currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; increase in expenses; liquidity; market; non-diversification; portfolio selection; sovereign debt; and valuation.

• Transamerica Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal circumstances, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The fund may also invest in common stocks and other equity securities of small- and large-cap companies, as well as preferred stocks, convertible securities, rights and warrants and debt securities. The principal risks of investing in this underlying fund are: convertible securities; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; investing aggressively; market; portfolio selection; preferred stock; REITs; small- or medium-sized companies; stocks; and warrants and rights.

• Transamerica Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies. Under normal circumstances, at least 80% of the fund’s net assets will be invested in such securities. The principal risks of investing in this underlying fund are: convertible securities; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; market; portfolio selection; REITs; smaller companies; and stocks.

• Transamerica WMC Emerging Markets seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in equity securities of companies that conduct their principal business activities in emerging markets, are organized under the laws of or maintain their principal place of business in emerging markets, or whose securities are traded principally on exchanges in emerging markets. The fund’s sub-adviser considers emerging markets to be markets with rapidly growing economies. The principal risks of investing in this underlying fund are: convertible securities; country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; IPOs; liquidity; market; portfolio selection; portfolio turnover; preferred stock; small- or medium-sized companies; stocks; and warrants and rights.

The funds may invest their assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the funds may do so without limit. Although the underlying funds will do this only in seeking to avoid losses, the underlying funds may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the funds have any uninvested cash, the funds would also be subject to risk with respect to the depository institution holding the cash.

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LIST AND DESCRIPTION OF CERTAIN UNDERLYING ETFS AND
INSTITUTIONAL MUTUAL FUNDS

This section lists and describes the underlying ETFs and institutional mutual funds in which certain of the portfolios may invest. This section summarizes their respective investment objectives and principal investment strategies and risks.

UNDERLYING ETFs AND INSTITUTIONAL MUTUAL FUNDS:

Fund Name	Transamerica Index 35 VP	Transamerica Index 50 VP	Transamerica Index 75 VP	Transamerica Index 100 VP	Transamerica Efficient Markets VP
Vanguard Emerging Markets ETF	X	X	X	X
Vanguard Europe Pacific ETF	X	X	X	X
Vanguard European ETF	X	X	X	X
Vanguard Extended Market ETF	X	X	X	X
Vanguard FTSE All-World ex-US ETF	X	X	X	X
Vanguard Growth ETF	X	X	X	X
Vanguard Intermediate-Term Bond ETF	X	X	X		X
Vanguard Intermediate-Term Corporate Bond ETF	X	X	X		X
Vanguard Intermediate-Term Government Bond ETF	X	X	X		X
Vanguard Large-Cap ETF	X	X	X	X
Vanguard Long-Term Bond ETF	X	X	X		X
Vanguard Long-Term Corporate Bond ETF	X	X	X		X
Vanguard Long-Term Government Bond ETF	X	X	X		X
Vanguard Mega Cap 300 ETF	X	X	X	X
Vanguard Mega Cap 300 Growth ETF		X	X
Vanguard Mega Cap 300 Value ETF		X	X
Vanguard Mid-Cap ETF	X	X	X	X
Vanguard Mid-Cap Growth ETF		X	X
Vanguard Mid-Cap Value ETF		X	X
Vanguard Mortgage-Backed Securities ETF	X	X	X		X
Vanguard Pacific ETF	X	X	X	X
Vanguard Short-Term Bond ETF	X	X	X		X
Vanguard Short-Term Corporate Bond ETF	X	X	X		X
Vanguard Short-Term Government Bond ETF	X	X	X		X
Vanguard Small-Cap ETF	X	X	X	X
Vanguard Small-Cap Growth ETF		X	X
Vanguard Small-Cap Value ETF		X	X
Vanguard Total Bond Market ETF	X	X	X		X
Vanguard Total Stock Market ETF	X	X	X	X
Vanguard Total World Stock ETF	X	X	X	X
Vanguard Value ETF	X	X	X	X
DFA International Small Cap Value Portfolio					X
DFA International Value Portfolio					X
Emerging Markets Value Portfolio					X
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Fund Name	Transamerica Index 35 VP	Transamerica Index 50 VP	Transamerica Index 75 VP	Transamerica Index 100 VP	Transamerica Efficient Markets VP
Large Cap International Portfolio					X
U.S. Large Company Portfolio					X
U.S. Targeted Value Portfolio					X

VANGUARD UNDERLYING ETFS:

• Vanguard® Emerging Markets ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries. The ETF employs a “passive management” — or indexing —investment approach by investing substantially all (normally about 95%) of its assets in the common stocks included in the MSCI® Emerging Markets Index, while employing a form of sampling to reduce risk. The MSCI Emerging Markets Index includes approximately 748 common stocks of companies located in emerging markets around the world. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk, emerging markets risk, currency risk and index sampling risk.

• Vanguard® Europe Pacific ETF seeks to provide a tax-efficient investment return consisting of long-term capital appreciation. The ETF purchases stocks included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI® EAFE®) Index, which is made up of approximately 989 common stocks of companies located in 21 countries in Europe, Australia, Asia and the Far East. The ETF uses statistical methods to “sample” the Index, aiming to closely track its investment performance while limiting investments in Index securities that have undesirable tax characteristics in an attempt to minimize taxable income distributions. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

• Vanguard® European ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe. The ETF employs a “passive management” — or indexing —investment approach by investing all, or substantially all, of its assets in the common stocks included in the Morgan Stanley Capital International (MSCI®) Europe Index. The MSCI Europe Index is made up of approximately 467 common stocks of companies located in 16 European countries — mostly companies in the United Kingdom, France, Germany, and Switzerland. Other countries represented in the Index include Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain and Sweden. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

• Vanguard® Extended Market ETF seeks to track the performance of a benchmark index that measures the investment return of small-and mid-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Standard & Poor’s Completion Index, a broadly diversified index of stocks of small and medium-size U.S. companies. The ETF invests all, or substantially all, of its assets in stocks of its target index, with nearly 80% of it assets invested in 1,200 stocks in its target index (covering nearly 80% of the Index’s total market capitalization), and the rest of its assets in a representative sample of the remaining stocks. The primary risks of investing in this underlying ETF are stock market risk, investment style risk and index sampling risk.

• Vanguard® FTSE All-World ex-US ETF seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets outside the U.S. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the FTSE® All-World ex-US Index, a free-float-adjusted, market-capitalization-weighted index designed to measure equity market performance of international markets. The Index includes approximately 2,140 stocks of companies located in 46 countries, including both developed and emerging markets. The ETF attempts to replicate its target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk, emerging markets risk and currency risk.

• Vanguard® Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Prime Market Growth Index, a broadly diversified index predominantly made up of growth stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or

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substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risks.

• Vanguard® Intermediate-Term Bond ETF seeks to track the performance of a market-weighted bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. 5-10 Year Government/Credit Bond Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 5 and 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

• Vanguard® Intermediate-Term Corporate Bond ETF seeks to track the performance of a market-weighted corporate bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 5-10 Year Corporate Index. This Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 5 and 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 7.9 years. The primary risks of investing in this underlying ETF are: interest rate risk, credit risk, income risk and index sampling risk.

• Vanguard® Intermediate-Term Government Bond ETF seeks to track the performance of a market-weighted government bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 3-10 Year Government Float Adjusted Index. This Index includes fixed-income securities issued by the U.S. Treasury (not including inflation-protected bonds) and U.S. government agencies and instrumentalities, as well as corporate or dollar-denominated foreign debt guaranteed by the U.S. government, with maturities between 3 and 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 5.9 years. The primary risks of investing in this underlying ETF are: income risk, interest rate risk and credit risk.

• Vanguard® Large-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Prime Market 750 Index, a broadly diversified index predominantly made up of stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Long-Term Bond ETF seeks to track the performance of a market-weighted bond index with a long-term dollar-weighted average maturity. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. Long Government/Credit Bond Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of greater than 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 15 and 30 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

• Vanguard® Long-Term Corporate Bond ETF seeks to track the performance of a market-weighted corporate bond index with a long-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. Long Corporate Index. This Index includes U.S.

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dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities greater than 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 24.7 years. The primary risks of investing in this underlying ETF are: interest rate risk, credit risk, income risk and index sampling risk.

• Vanguard® Long-Term Government Bond ETF seeks to track the performance of a market-weighted government bond index with a long-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. Long Government Float Adjusted Index. This Index includes fixed-income securities issued by the U.S. Treasury (not including inflation-protected bonds) and U.S. government agencies and instrumentalities, as well as corporate or dollar-denominated foreign debt guaranteed by the U.S. government, with maturities greater than 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 19.0 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

• Vanguard® Mega Cap 300 ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the U.S. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Morgan Stanley Capital International® (MSCI®) US Large Cap 300 Index, a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mega Cap 300 Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI US Large-Cap Growth Index, which represents the value of companies of the MSCI US Large-Cap 300 Index. The index is a, free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization growth stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mega Cap 300 Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI US Large-Cap Value Index, which represents the value of companies of the MSCI US Large-Cap 300 Index. The index is a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization value stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mid-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mid-Cap Growth ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization growth stocks. The ETF employs a “passive management” —or indexing — investment approach designed to track the performance of the MSCI US Mid Cap Growth Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

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• Vanguard® Mid-Cap Value ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization value stocks. The ETF employs a “passive management” —or indexing — investment approach designed to track the performance of the MSCI US Mid Cap Value Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mortgage-Backed Securities ETF seeks to track the performance of a market-weighted mortgage-backed securities index. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. MBS Float Adjusted Index. This Index covers U.S. agency mortgage-backed pass-through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). To be included in the Index, pool aggregates must have at least $250 million currently outstanding and a weighted average maturity of at least 1 year. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 5.76 years. The primary risks of investing in this underlying ETF are: prepayment risk, interest rate risk, credit risk, income risk and index sampling risk.

• Vanguard® Pacific ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of the Pacific region. The ETF employs a “passive management” — or indexing — investment approach by investing all, or substantially all, of its assets in the common stocks included in the MSCI® Pacific Index. The MSCI Pacific Index consists of approximately 494 common stocks of companies located Japan, Australia, Hong Kong, Singapore, and New Zealand. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

• Vanguard® Short-Term Bond ETF seeks to track the performance of a market-weighted bond index with a short-term dollar-weighted average maturity. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. 1-5 Year Government/Credit Bond Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 1 and 5 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF’s maintains a dollar-weighted average maturity consistent with that of the Index, which generally does not exceed 3 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, index sampling risk and credit risk.

• Vanguard® Short-Term Corporate Bond ETF seeks to track the performance of a market-weighted corporate bond index with a short-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 1-5 Year Corporate Index. This Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 1 and 5 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 3.1 years. The primary risks of investing in this underlying ETF are: income risk, credit risk, interest rate risk, and index sampling risk.

• Vanguard® Short-Term Government Bond ETF seeks to track the performance of a market-weighted government bond index with a short-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 1-3 Year Government Float Adjusted Index. This Index includes fixed-income securities issued by the U.S. Treasury (not including inflation-protected securities) and U.S. government agencies and instrumentalities, as well as corporate or dollar-denominated foreign debt guaranteed by the U.S. government, all with maturities between 1 and 3 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 1.9 years. The primary risks of investing in this underlying ETF are: income risk, interest rate risk, credit risk and index sampling risk.

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• Vanguard® Small-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Small Cap 1750 Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Small-Cap Growth ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI US Small Cap Growth Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Small-Cap Value ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The ETF employs a “passive management” —indexing — investment approach designed to track the performance of the MSCI US Small Cap Value Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Total Bond Market ETF seeks to track the performance of a broad, market-weighted bond index. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. Aggregate Bond Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the U.S., including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year. The ETF invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years. The primary risks of investing in this underlying ETF are interest rate risk, income risk, credit risk, call risk and index sampling risk.

• Vanguard® Total Stock Market ETF seeks to track the performance of a benchmark index that measures the investment return of the overall stock market. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Morgan Stanley Capital International (MSCI®)U.S. Broad Market Index, which represents 99.5% or more of the total market capitalization of all the U.S. common stocks regularly traded on the New York Stock Exchange and the Nasdaq over-the-counter market. The ETF typically holds 1,200-1,300 of the stocks in its target index (covering nearly 95% of the Index’s total market capitalization) and a representative sample of the remaining stocks. The ETF holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. The primary risks of investing in this underlying ETF are: stock market risk and index sampling risk.

• Vanguard® Total World Stock ETF seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets around the world. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the FTSE® All-World Index, a free-float-adjusted, market-capitalization-weighted index designed to measure the market performance of large-and mid-capitalization stocks of companies located around the world. The Index includes approximately 2,800 stocks of companies located in 47 countries, including both developed and emerging markets. The ETF typically holds approximately 2,000 stocks in its target Index (covering nearly 99% of the Index’s total market capitalization) and a representative sample of the remaining stocks. The ETF holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings, country weightings, and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk, emerging markets risk, currency risk and index sampling risk.

• Vanguard® Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Prime Market Value Index, a broadly diversified index predominantly made up

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of value stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

UNDERLYING DFA INSTITUTIONAL MUTUAL FUNDS:

• DFA International Small Cap Value Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio pursues its objective by investing in stocks of small non-U.S. companies believed to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value. In assessing value, additional factors such as price to cash flow or price to earning ratios may be considered, as well as economic conditions and developments in the issuer’s industry. The criteria for assessing value are subject to change from time to time. The Portfolio currently invests in companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom. The primary risks of investing in this underlying institutional mutual fund are market risk, foreign securities and currencies risk and small company risk.

• DFA International Value Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio invests all of its assets in the DFA International Value Series (“International Value Series”) of The DFA Investment Trust Company, which has the same investment objective and policies as the Portfolio. The International Value Series pursues its objective by investing in value stocks of large non-U.S. companies believed to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value. In assessing value, additional factors such as price to cash flow or price to earning ratios may be considered, as well as economic conditions and developments in the issuer’s industry. The criteria for assessing value are subject to change from time to time. The Portfolio currently invests in companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom. The primary risks of investing in this underlying institutional mutual fund are market risk and foreign securities and currencies risk.

• Emerging Markets Value Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio invests all of its assets in the Dimensional Emerging Markets Value Fund Inc. (“Emerging Market Value Fund”), which has the same investment objective and policies as the Portfolio. The Emerging Markets Value Fund pursues its objective by investing in emerging markets equity securities believed to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value. In assessing value, additional factors such as price to cash flow or price to earning ratios may be considered, as well as economic conditions and developments in the issuer’s industry. The criteria for assessing value are subject to change from time to time. In determining what countries are eligible markets, DFA will consider, among other things, information disseminated by the International Finance Corporation in determining and approving countries that have emerging markets. The Portfolio currently invests in companies in Brazil, Chile, China, the Czech Republic, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Philippines, Poland, South Africa, South Korea, Taiwan, Thailand, and Turkey. The primary risks of investing in this underlying institutional mutual fund are market risk, foreign securities and currencies risk, small company risk and emerging markets risk.

• Large Cap International Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio pursues its objective by investing in the stocks of large non-U.S. companies. Company size is measured on a country- or region-specific basis and based primarily on the market capitalization of operating companies traded on selected exchanges. The minimum market capitalization threshold varies by country or region and will change due to market conditions. The Portfolio currently invests in companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom. The primary risks of investing in this underlying institutional mutual fund are market risk and foreign securities and currencies risk.

• U.S. Large Company Portfolio (“Portfolio”) seeks to approximate the total investment return of the S&P 500 Index, both in terms of the price of the Portfolio’s shares and its total investment return. The Portfolio invests all of its assets in the U.S. Large Company Series (“U.S. Large Company Series”) of The DFA Investment Trust Company, which has the same investment objective and policies as the Portfolio. The U.S. Large Company Series intends to invest all of the stocks that comprise the S&P 500 Index in approximately the same proportions as they are represented in the Index. Generally, these are the U.S. stocks with the largest market capitalizations and, as a group, represent approximately 70% of the total market capitalization of all publicly traded U.S. stocks. The primary risk of investing in this underlying institutional mutual fund is market risk.

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• U.S. Targeted Value Portfolio (“Portfolio”) seeks to capture the returns and diversification benefits of a broad cross-section of U.S. small value companies, on a market-cap weighted basis. The Portfolio invests in securities of U.S. companies smaller than the 500th largest company in the market universe comprised of companies listed on the New York Stock Exchange, American Stock Exchange, and Nasdaq National Market System. After identifying the aggregate market capitalization break, a value screen is applied to the universe. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value. In assessing value, additional factors such as price-to-cash-flow or price-to-earnings ratios may be considered, as well as economic conditions and developments in the issuer's industry. The criteria for assessing value are subject to change from time to time. The primary risks of investing in this underlying institutional mutual fund are market risk, small company risk, value investment risk, derivative risk and securities lending risk.

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FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand a portfolio's performance for the past five years or since its inception if less than five years. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio for the period shown, assuming reinvestment of all dividends and distributions. This information through December 31, 2009 has been derived from financial statements audited by PricewaterhouseCoopers LLP, an Independent Registered Certified Public Accounting firm, whose report, along with the portfolio's financial statements, is included in the December 31, 2009 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding through each period:

Transamerica AEGON High Yield Bond VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007		2006	2005
Net asset value
Beginning of year	$5.87	$8.74	$9.48		$9.62	$10.54
Investment operations
Net investment income(a)	0.66	0.67	0.68		0.69	0.70
Net realized and unrealized gain (loss)	2.04	(2.68)	(0.52)		0.29	(0.51)
Total operations	2.70	(2.01)	0.16		0.98	0.19
Distributions
From net investment income	(0.62)	(0.72)	(0.90)		(1.00)	(0.85)
From net realized gains	–	(0.14)	–	(b)	(0.12)	(0.26)
Total distributions	(0.62)	(0.86)	(0.90)		(1.12)	(1.11)
Net asset value
End of year	$7.95	$5.87	$8.74		$9.48	$9.62

Total return(c)	47.05%	(25.20%)	1.85%		10.95%	1.81%
Net assets end of year (000’s)	$187,509	$244,866	$308,893		$378,471	$421,010
Ratio and supplemental data
Expenses to average net assets	0.80%	0.79%	0.81%		0.82%	0.83%
Net investment income, to average net assets	9.38%	8.73%	7.25%		7.16%	6.92%
Portfolio turnover rate	85%	59%	70%		96%	51%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007		2006	2005
Net asset value
Beginning of year	$5.94	$8.83	$9.56		$9.70	$10.64
Investment operations
Net investment income(a)	0.64	0.66	0.66		0.67	0.68
Net realized and unrealized gain (loss)	2.07	(2.72)	(0.51)		0.29	(0.52)
Total operations	2.71	(2.06)	0.15		0.96	0.16
Distributions
From net investment income	(0.61)	(0.69)	(0.88)		(0.98)	(0.84)
From net realized gains	–	(0.14)	–	(b)	(0.12)	(0.26)
Total distributions	(0.61)	(0.83)	(0.88)		(1.10)	(1.10)
Net asset value
End of year	$8.04	$5.94	$8.83		$9.56	$9.70

Total return(c)	46.67%	(25.46%)	1.73%		10.62%	1.50%
Net assets end of year (000’s)	$26,405	$5,617	$10,028		$10,083	$7,825
Ratio and supplemental data
Expenses to average net assets	1.05%	1.04%	1.06%		1.07%	1.08%
Net investment income, to average net assets	8.75%	8.26%	7.01%		6.91%	6.66%
Portfolio turnover rate	85%	59%	70%		96%	51%

(a)Calculated based on average number of shares outstanding.

(b)Rounds to less than ($0.01) or $0.01.

(c)Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

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Financial Highlights

Transamerica Asset Allocation – Conservative VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.29	$11.49	$11.54	$11.43	$12.04
Investment operations
Net investment income(a),(c)	0.37	0.46	0.42	0.41	0.47
Net realized and unrealized gain (loss)	1.69	(2.75)	0.29	0.62	0.12
Total operations	2.06	(2.29)	0.71	1.03	0.59
Distributions
From net investment income	(0.40)	(0.31)	(0.34)	(0.38)	(0.32)
From net realized gains	(0.15)	(0.60)	(0.42)	(0.54)	(0.88)
Total distributions	(0.55)	(0.91)	(0.76)	(0.92)	(1.20)
Net asset value
End of year	$9.80	$8.29	$11.49	$11.54	$11.43

Total return(b)	25.22%	(21.18)%	6.38%	9.45%	5.18%

Net assets end of year (000’s)	$554,813	$497,129	$554,977	$527,618	$516,376
Ratio and supplemental data
Expenses to average net assets(d)	0.13%	0.14%	0.13%	0.13%	0.14%
Net investment income, to average net assets(c)	4.07%	4.47%	3.60%	3.54%	4.01%
Portfolio turnover rate(e)	25%	25%	43%	18%	40%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.24	$11.44	$11.50	$11.41	$12.03
Investment operations
Net investment income(a),(c)	0.37	0.48	0.40	0.40	0.47
Net realized and unrealized gain (loss)	1.65	(2.79)	0.28	0.60	0.10
Total operations	2.02	(2.31)	0.68	1.00	0.57
Distributions
From net investment income	(0.38)	(0.29)	(0.32)	(0.37)	(0.31)
From net realized gains	(0.15)	(0.60)	(0.42)	(0.54)	(0.88)
Total distributions	(0.53)	(0.89)	(0.74)	(0.91)	(1.19)
Net asset value
End of year	$9.73	$8.24	$11.44	$11.50	$11.41

Total return(b)	24.90%	(21.40)%	6.15%	9.14%	5.01%

Net assets end of year (000’s)	$823,054	$465,802	$392,969	$290,272	$172,601
Ratio and supplemental data
Expenses to average net assets(d)	0.38%	0.39%	0.38%	0.38%	0.39%
Net investment income, to average net assets(c)	4.10%	4.69%	3.48%	3.44%	4.03%
Portfolio turnover rate(e)	25%	25%	43%	18%	40%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d)  Does not include expenses of the investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying affiliated funds.

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Financial Highlights

Transamerica Asset Allocation – Growth VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.57	$13.77	$13.63	$12.84	$12.06
Investment operations
Net investment income(a),(c)	0.09	0.20	0.28	0.37	0.16
Net realized and unrealized gain (loss)	1.80	(5.02)	0.75	1.52	1.27
Total operations	1.89	(4.82)	1.03	1.89	1.43
Distributions
From net investment income	(0.20)	(0.30)	(0.33)	(0.13)	(0.06)
From net realized gains	(0.60)	(2.08)	(0.56)	(0.97)	(0.59)
Total distributions	(0.80)	(2.38)	(0.89)	(1.10)	(0.65)
Net asset value
End of year	$7.66	$6.57	$13.77	$13.63	$12.84

Total return(b)	29.82%	(39.63)%	7.76%	15.62%	12.24%

Net assets end of year (000’s)	$808,954	$658,400	$1,260,779	$1,198,596	$966,677
Ratio and supplemental data
Expenses to average net assets(d)	0.14%	0.14%	0.13%	0.14%	0.14%
Net investment income, to average net assets(c)	1.21%	1.94%	2.00%	2.75%	1.28%
Portfolio turnover rate(e)	18%	19%	26%	4%	41%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.52	$13.67	$13.54	$12.78	$12.03
Investment operations
Net investment income(a),(c)	0.06	0.17	0.26	0.34	0.13
Net realized and unrealized gain (loss)	1.79	(4.97)	0.73	1.50	1.26
Total operations	1.85	(4.80)	0.99	1.84	1.39
Distributions
From net investment income	(0.17)	(0.27)	(0.30)	(0.11)	(0.05)
From net realized gains	(0.59)	(2.08)	(0.56)	(0.97)	(0.59)
Total distributions	(0.76)	(2.35)	(0.86)	(1.08)	(0.64)
Net asset value
End of year	$7.61	$6.52	$13.67	$13.54	$12.78

Total return(b)	29.54%	(39.75)%	7.54%	15.28%	11.92%

Net assets end of year (000’s)	$215,166	$171,239	$411,079	$338,769	$213,215
Ratio and supplemental data
Expenses to average net assets(d)	0.39%	0.39%	0.38%	0.39%	0.39%
Net investment income, to average net assets(c)	0.98%	1.51%	1.86%	2.54%	1.06%
Portfolio turnover rate(e)	18%	19%	26%	4%	41%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d)  Does not include expenses of the investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying affiliated funds.

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Financial Highlights

Transamerica Asset Allocation – Moderate VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.36	$12.90	$12.66	$12.24	$12.10
Investment operations
Net investment income(a),(c)	0.32	0.50	0.40	0.44	0.40
Net realized and unrealized gain (loss)	1.83	(3.59)	0.57	0.89	0.46
Total operations	2.15	(3.09)	0.97	1.33	0.86
Distributions
From net investment income	(0.39)	(0.37)	(0.39)	(0.33)	(0.22)
From net realized gains	(0.35)	(1.08)	(0.34)	(0.58)	(0.50)
Total distributions	(0.74)	(1.45)	(0.73)	(0.91)	(0.72)
Net asset value
End of year	$9.77	$8.36	$12.90	$12.66	$12.24

Total return(b)	26.40%	(25.96)%	7.95%	11.48%	7.44%

Net assets end of year (000’s)	$1,101,652	$957,157	$1,550,984	$1,591,304	$1,509,579
Ratio and supplemental data
Expenses to average net assets(d)	0.13%	0.13%	0.13%	0.13%	0.14%
Net investment income, to average net assets(c)	3.63%	4.50%	3.10%	3.53%	3.36%
Portfolio turnover rate(e)	18%	23%	20%	3%	24%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.30	$12.83	$12.60	$12.20	$12.09
Investment operations
Net investment income(a),(c)	0.32	0.37	0.39	0.43	0.41
Net realized and unrealized gain (loss)	1.80	(3.47)	0.55	0.87	0.42
Total operations	2.12	(3.10)	0.94	1.30	0.83
Distributions
From net investment income	(0.37)	(0.35)	(0.37)	(0.32)	(0.22)
From net realized gains	(0.35)	(1.08)	(0.34)	(0.58)	(0.50)
Total distributions	(0.72)	(1.43)	(0.71)	(0.90)	(0.72)
Net asset value
End of year	$9.70	$8.30	$12.83	$12.60	$12.20

Total return(b)	26.20%	(26.19)%	7.73%	11.21%	7.13%

Net assets end of year (000’s)	$1,842,404	$1,190,212	$1,452,693	$1,043,139	$605,462
Ratio and supplemental data
Expenses to average net assets(d)	0.38%	0.38%	0.38%	0.38%	0.39%
Net investment income, to average net assets(c)	3.54%	3.36%	3.03%	3.44%	3.40%
Portfolio turnover rate(e)	18%	23%	20%	3%	24%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d)  Does not include expenses of the investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying affiliated funds.

187

Financial Highlights

Transamerica Asset Allocation – Moderate Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.16	$14.07	$13.72	$12.80	$12.18
Investment operations
Net investment income(a),(c)	0.23	0.34	0.37	0.43	0.30
Net realized and unrealized gain (loss)	2.00	(4.58)	0.67	1.27	0.88
Total operations	2.23	(4.24)	1.04	1.70	1.18
Distributions
From net investment income	(0.30)	(0.34)	(0.34)	(0.22)	(0.14)
From net realized gains	(0.48)	(1.33)	(0.35)	(0.56)	(0.42)
Total distributions	(0.78)	(1.67)	(0.69)	(0.78)	(0.56)
Net asset value
End of year	$9.61	$8.16	$14.07	$13.72	$12.80

Total return(b)	28.16%	(32.76)%	7.81%	13.83%	9.91%

Net assets end of year (000’s)	$1,426,280	$1,217,825	$2,229,744	$2,277,269	$1,892,007
Ratio and supplemental data
Expenses to average net assets(d)	0.13%	0.13%	0.13%	0.13%	0.14%
Net investment income, to average net assets(c)	2.61%	2.94%	2.63%	3.25%	2.47%
Portfolio turnover rate(e)	13%	18%	24%	2%	23%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.09	$13.97	$13.64	$12.75	$12.15
Investment operations
Net investment income(a),(c)	0.21	0.34	0.37	0.42	0.29
Net realized and unrealized gain (loss)	1.98	(4.58)	0.63	1.24	0.86
Total operations	2.19	(4.24)	1.00	1.66	1.15
Distributions
From net investment income	(0.28)	(0.32)	(0.32)	(0.21)	(0.13)
From net realized gains	(0.48)	(1.32)	(0.35)	(0.56)	(0.42)
Total distributions	(0.76)	(1.64)	(0.67)	(0.77)	(0.55)
Net asset value
End of year	$9.52	$8.09	$13.97	$13.64	$12.75

Total return(b)	27.87%	(32.92)%	7.56%	13.54%	9.71%

Net assets end of year (000’s)	$3,289,225	$2,187,892	$2,797,290	$1,823,589	$858,857
Ratio and supplemental data
Expenses to average net assets(d)	0.38%	0.38%	0.38%	0.38%	0.39%
Net investment income, to average net assets(c)	2.49%	2.99%	2.64%	3.15%	2.40%
Portfolio turnover rate(e)	13%	18%	24%	2%	23%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying affiliated funds.

188

Financial Highlights

Transamerica Balanced VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.38	$13.70	$12.25	$11.63	$11.77
Investment operations
Net investment income(a)	0.21	0.22	0.19	0.16	0.14
Net realized and unrealized gain (loss)	1.97	(4.36)	1.47	0.88	0.74
Total operations	2.18	(4.14)	1.66	1.04	0.88
Distributions
From net investment income	(0.16)	(0.21)	(0.15)	(0.12)	(0.16)
From net realized gains	(0.13)	(0.97)	(0.06)	(0.30)	(0.86)
Total distributions	(0.29)	(1.18)	(0.21)	(0.42)	(1.02)
Net asset value
End of year	$10.27	$8.38	$13.70	$12.25	$11.63

Total return(b)	26.30%	(32.40%)	13.61%	9.12%	7.96%
Net assets end of year (000’s)	$45,319	$36,361	$81,632	$71,949	$61,698
Ratio and supplemental data
Expenses to average net assets	0.91%	0.90%	0.89%	0.89%	0.94%
Net investment income, to average net assets	2.26%	1.89%	1.49%	1.32%	1.17%
Portfolio turnover rate	82%	67%	60%	47%	50%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.33	$13.64	$12.21	$11.61	$11.77
Investment operations
Net investment income(a)	0.18	0.19	0.16	0.13	0.11
Net realized and unrealized gain (loss)	1.96	(4.34)	1.46	0.87	0.74
Total operations	2.14	(4.15)	1.62	1.00	0.85
Distributions
From net investment income	(0.15)	(0.19)	(0.13)	(0.10)	(0.15)
From net realized gains	(0.13)	(0.97)	(0.06)	(0.30)	(0.86)
Total distributions	(0.28)	(1.16)	(0.19)	(0.40)	(1.01)
Net asset value
End of year	$10.19	$8.33	$13.64	$12.21	$11.61

Total return(b)	25.94%	(32.57%)	13.38%	8.74%	7.79%
Net assets end of year (000’s)	$56,181	$22,473	$20,711	$9,672	$3,791
Ratio and supplemental data
Expenses to average net assets	1.16%	1.15%	1.14%	1.14%	1.19%
Net investment income, to average net assets	1.98%	1.71%	1.25%	1.11%	0.91%
Portfolio turnover rate	82%	67%	60%	47%	50%

(a)Calculated based on average number of shares outstanding.

(b)Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

189

Financial Highlights

Transamerica BlackRock Global Allocation VP

For a share outstanding throughout each period	Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment income(a),(e)	0.37
Net realized and unrealized gain	1.79
Total operations	2.16
Net asset value
End of period	$12.16

Total return(b)	21.60%	(h)

Net assets end of year (000’s)	$157,420
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.35%	(i)
Before reimbursement/fee waiver	0.40%	(i)
Net investment income, to average net assets(e)	4.74%	(i)
Portfolio turnover rate(f)	–%	(h)(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Rounds to less than 0.01%.

(h) Not annualized.

(i) Annualized.

190

Financial Highlights

Transamerica BlackRock Large Cap Value VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.09	$19.16	$20.80	$18.72	$17.17
Investment operations
Net investment income(a)	0.19	0.21	0.20	0.17	0.13
Net realized and unrealized gain (loss)	1.35	(6.18)	0.72	2.91	2.54
Total operations	1.54	(5.97)	0.92	3.08	2.67
Distributions
From net investment income	(0.17)	(0.15)	(0.20)	(0.10)	(0.12)
From net realized gains	–	(1.95)	(2.36)	(0.90)	(1.00)
Total distributions	(0.17)	(2.10)	(2.56)	(1.00)	(1.12)
Net asset value
End of year	$12.46	$11.09	$19.16	$20.80	$18.72

Total return(b)	13.99%	(33.89%)	4.64%	16.92%	15.94%
Net assets end of year (000’s)	$1,184,485	$712,006	$860,991	$1,054,389	$860,826
Ratio and supplemental data
Expenses to average net assets	0.84%	0.83%	0.85%	0.83%	0.84%
Net investment income, to average net assets	1.73%	1.38%	0.94%	0.86%	0.70%
Portfolio turnover rate	128%	85%	67%	60%	69%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.13	$19.21	$20.87	$18.81	$17.27
Investment operations
Net investment income(a)	0.17	0.17	0.14	0.13	0.09
Net realized and unrealized gain (loss)	1.35	(6.20)	0.73	2.91	2.57
Total operations	1.52	(6.03)	0.87	3.04	2.66
Distributions
From net investment income	(0.13)	(0.10)	(0.17)	(0.08)	(0.12)
From net realized gains	–	(1.95)	(2.36)	(0.90)	(1.00)
Total distributions	(0.13)	(2.05)	(2.53)	(0.98)	(1.12)
Net asset value
End of year	$12.52	$11.13	$19.21	$20.87	$18.81

Total return(b)	13.71%	(34.06%)	4.35%	16.62%	15.73%
Net assets end of year (000’s)	$37,502	$15,319	$33,514	$28,079	$14,908
Ratio and supplemental data
Expenses to average net assets	1.09%	1.08%	1.10%	1.08%	1.09%
Net investment income, to average net assets	1.47%	1.06%	0.70%	0.64%	0.49%
Portfolio turnover rate	128%	85%	67%	60%	69%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

191

Financial Highlights

Transamerica BlackRock Tactical Allocation VP

For a share outstanding throughout each period	Service Class May 1 to Dec 31, 2009(f)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment income(a),(c)	0.34
Net realized and unrealized gain	1.85
Total operations	2.19
Net asset value
End of period	$12.19

Total return(b)	21.90%	(g)
Net assets end of year (000’s)	$42,149
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.50%	(h)
Before reimbursement/fee waiver	0.61%	(h)
Net investment income, to average net assets(c)	4.36%	(h)
Portfolio turnover rate(e)	19%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying affiliated funds.

(f) Commenced operations on May 1, 2009.

(g) Not annualized.

(h) Annualized.

192

Financial Highlights

Transamerica Clarion Global Real Estate Securities VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$7.84	$19.64	$24.54	$19.77	$19.15
Investment operations
Net investment income(a)	0.23	0.38	0.36	0.35	0.27
Net realized and unrealized gain (loss)	2.39	(7.03)	(1.77)	7.45	2.20
Total operations	2.62	(6.65)	(1.41)	7.80	2.47
Distributions
From net investment income	–	(0.47)	(1.73)	(0.33)	(0.32)
From net realized gains	–	(4.68)	(1.76)	(2.70)	(1.53)
Total distributions	–	(5.15)	(3.49)	(3.03)	(1.85)
Net asset value
End of year	$10.46	$7.84	$19.64	$24.54	$19.77

Total return(b)	33.42%	(42.38%)	(6.70%)	42.27%	13.47%
Net assets end of year (000’s)	$493,900	$339,659	$667,356	$922,134	$599,134
Ratio and supplemental data
Expenses to average net assets	0.91%	0.87%	0.84%	0.84%	0.86%
Net investment income, to average net assets	2.73%	2.61%	1.51%	1.59%	1.41%
Portfolio turnover rate	61%	48%	60%	44%	103%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.15	$20.12	$25.06	$20.16	$19.53
Investment operations
Net investment income(a)	0.22	0.36	0.31	0.32	0.23
Net realized and unrealized gain (loss)	2.47	(7.27)	(1.80)	7.58	2.23
Total operations	2.69	(6.91)	(1.49)	7.90	2.46
Distributions
From net investment income	–	(0.38)	(1.69)	(0.30)	(0.30)
From net realized gains	–	(4.68)	(1.76)	(2.70)	(1.53)
Total distributions	–	(5.06)	(3.45)	(3.00)	(1.83)
Net asset value
End of year	$10.84	$8.15	$20.12	$25.06	$20.16

Total return(b)	33.01%	(42.49%)	(6.91%)	41.91%	13.18%
Net assets end of year (000’s)	$18,785	$14,810	$41,216	$53,276	$24,618
Ratio and supplemental data
Expenses to average net assets	1.16%	1.12%	1.09%	1.09%	1.11%
Net investment income, to average net assets	2.46%	2.35%	1.26%	1.39%	1.21%
Portfolio turnover rate	61%	48%	60%	44%	103%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

193

Financial Highlights

Transamerica Convertible Securities VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.21	$12.48	$12.03	$11.20	$12.24
Investment operations
Net investment income(a)	0.19	0.18	0.16	0.15	0.22
Net realized and unrealized gain (loss)	1.73	(4.05)	1.91	1.05	0.19
Total operations	1.92	(3.87)	2.07	1.20	0.41
Distributions
From net investment income	(0.27)	(0.18)	(0.26)	(0.19)	(0.27)
From net realized gains	–	(2.22)	(1.36)	(0.18)	(1.18)
Total distributions	(0.27)	(2.40)	(1.62)	(0.37)	(1.45)
Net asset value
End of year	$7.86	$6.21	$12.48	$12.03	$11.20

Total return(b)	31.30%	(36.87%)	18.63%	10.90%	3.88%
Net assets end of year (000’s)	$125,132	$156,137	$270,218	$429,852	$314,353
Ratio and supplemental data
Expenses to average net assets	0.82%	0.81%	0.79%	0.78%	0.79%
Net investment income, to average net assets	2.82%	1.88%	1.30%	1.26%	1.95%
Portfolio turnover rate	168%	97%	79%	64%	85%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.18	$12.42	$11.98	$11.17	$12.24
Investment operations
Net investment income(a)	0.17	0.14	0.13	0.12	0.19
Net realized and unrealized gain (loss)	1.73	(4.01)	1.91	1.04	0.18
Total operations	1.90	(3.87)	2.04	1.16	0.37
Distributions
From net investment income	(0.24)	(0.15)	(0.24)	(0.17)	(0.26)
From net realized gains	–	(2.22)	(1.36)	(0.18)	(1.18)
Total distributions	(0.24)	(2.37)	(1.60)	(0.35)	(1.44)
Net asset value
End of year	$7.84	$6.18	$12.42	$11.98	$11.17

Total return(b)	31.16%	(37.00%)	18.29%	10.65%	3.54%
Net assets end of year (000’s)	$12,160	$7,777	$18,157	$14,065	$10,710
Ratio and supplemental data
Expenses to average net assets	1.07%	1.06%	1.04%	1.03%	1.04%
Net investment income, to average net assets	2.48%	1.46%	1.02%	1.01%	1.65%
Portfolio turnover rate	168%	97%	79%	64%	85%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

194

Financial Highlights

Transamerica Diversified Equity VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$13.82	$25.01	$22.05	$18.81	$17.69
Investment operations
Net investment income(a)	0.22	0.41	0.31	0.27	0.21
Net realized and unrealized gain (loss)	3.67	(11.21)	3.02	3.23	1.10
Total operations	3.89	(10.80)	3.33	3.50	1.31
Distributions
From net investment income	(0.22)	(0.39)	(0.37)	(0.26)	(0.19)
Total distributions	(0.22)	(0.39)	(0.37)	(0.26)	(0.19)
Net asset value
End of year	$17.49	$13.82	$25.01	$22.05	$18.81

Total return(b)	28.32%	(43.67%)	15.24%	18.79%	7.47%
Net assets end of year (000’s)	$422,067	$288,218	$611,618	$598,312	$581,669
Ratio and supplemental data
Expenses to average net assets	0.91%	0.84%	0.85%	0.87%	0.90%
Net investment income, to average net assets	1.49%	2.03%	1.31%	1.35%	1.20%
Portfolio turnover rate	54%	18%	34%	59%	61%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$13.74	$24.85	$21.93	$18.73	$17.65
Investment operations
Net investment income(a)	0.18	0.37	0.26	0.21	0.16
Net realized and unrealized gain (loss)	3.63	(11.15)	2.99	3.23	1.10
Total operations	3.81	(10.78)	3.25	3.44	1.26
Distributions
From net investment income	(0.19)	(0.33)	(0.33)	(0.24)	(0.18)
Total distributions	(0.19)	(0.33)	(0.33)	(0.24)	(0.18)
Net asset value
End of year	$17.36	$13.74	$24.85	$21.93	$18.73

Total return(b)	27.85%	(43.81%)	14.98%	18.45%	7.23%
Net assets end of year (000’s)	$22,817	$8,498	$24,292	$16,329	$7,930
Ratio and supplemental data
Expenses to average net assets	1.16%	1.09%	1.10%	1.12%	1.15%
Net investment income, to average net assets	1.16%	1.83%	1.11%	1.02%	0.88%
Portfolio turnover rate	54%	18%	34%	59%	61%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

195

Financial Highlights

Transamerica Efficient Markets VP

For a share outstanding throughout each period	Initial Class				Service Class
	December 31, 2009		Nov 10 to Dec 31, 2008(i)		December 31, 2009		Nov 10 to Dec 31, 2008(i)
Net asset value
Beginning of year	$10.39		$10.00		$10.39		$10.00
Investment operations
Net investment income(a), (e)	0.27		0.10		0.25		0.11
Net realized and unrealized gain	1.62		0.29		1.61		0.28
Total operations	1.89		0.39		1.86		0.39
Distributions
From net investment income	(0.01)		–		(0.01)		–
From net realized gains	–	(b)	–		–	(b)	–
Total distributions	(0.01)		–		(0.01)		–
Net asset value
End of year	$12.27		$10.39		$12.24		$10.39

Total return(c)	18.15%		3.90%	(g)	17.86%		3.90%	(g)

Net assets end of year (000’s)	$831		$260		$26,854		$1,157
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.52%		0.52%	(h)	0.77%		0.77%	(h)
Before reimbursement/fee waiver	0.70%		17.77%	(h)	0.95%		18.02%	(h)
Net investment income, to average net assets(e)	2.42%		7.15%	(h)	2.20%		8.04%	(h)
Portfolio turnover rate(f)	37%		2%	(g)	37%		2%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than $(.01) per share.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

(i) Commenced operations on November 10, 2008.

196

Financial Highlights

Transamerica Federated Market Opportunity VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006		2005
Net asset value
Beginning of year	$13.37	$14.66	$15.40	$16.52		$17.59
Investment operations
Net investment income(a)	0.06	0.24	0.41	0.48		0.30
Net realized and unrealized gain (loss)	0.52	(0.85)	(0.50)	–	(b)	0.52
Total operations	0.58	(0.61)	(0.09)	0.48		0.82
Distributions
From net investment income	(0.45)	(0.68)	(0.58)	(0.28)		(0.40)
From net realized gains	(1.35)	–	(0.07)	(1.32)		(1.49)
Total distributions	(1.80)	(0.68)	(0.65)	(1.60)		(1.89)
Net asset value
End of year	$12.15	$13.37	$14.66	$15.40		$16.52

Total return(c)	4.20%	(4.53%)	(0.48%)	2.76%		4.96%
Net assets end of year (000’s)	$285,979	$298,449	$401,656	$518,866		$577,785
Ratio and supplemental data
Expenses to average net assets	0.84%	0.81%	0.82%	0.81%		0.83%
Net investment income, to average net assets	0.47%	1.64%	2.72%	2.94%		1.76%
Portfolio turnover rate	183%	290%	56%	91%		55%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$13.91	$15.20	$15.94	$17.05	$18.12
Investment operations
Net investment income(a)	0.05	0.21	0.38	0.45	0.27
Net realized and unrealized gain (loss)	0.52	(0.87)	(0.52)	0.01	0.54
Total operations	0.57	(0.66)	(0.14)	0.46	0.81
Distributions
From net investment income	(0.39)	(0.63)	(0.53)	(0.25)	(0.39)
From net realized gains	(1.35)	–	(0.07)	(1.32)	(1.49)
Total distributions	(1.74)	(0.63)	(0.60)	(1.57)	(1.88)
Net asset value
End of year	$12.74	$13.91	$15.20	$15.94	$17.05

Total return(c)	3.95%	(4.65%)	(0.70%)	2.47%	4.72%
Net assets end of year (000’s)	$13,590	$14,000	$25,139	$32,406	$32,851
Ratio and supplemental data
Expenses to average net assets	1.09%	1.06%	1.07%	1.06%	1.08%
Net investment income, to average net assets	0.31%	1.38%	2.48%	2.67%	1.54%
Portfolio turnover rate	183%	290%	56%	91%	55%

(a)  Calculated based on average number of shares outstanding.

(b)  Rounds to less than ($0.01) or $0.01.

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

197

Financial Highlights

Transamerica Focus VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$7.43	$13.88	$14.73	$14.71	$14.22
Investment operations
Net investment income(a)	0.07	0.18	0.16	0.18	0.10
Net realized and unrealized gain (loss)	1.99	(4.67)	(0.01)	2.26	0.48
Total operations	2.06	(4.49)	0.15	2.44	0.58
Distributions
From net investment income	(0.21)	(0.21)	(0.20)	(0.16)	(0.09)
From net realized gains	–	(1.75)	(0.80)	(2.26)	–
Total distributions	(0.21)	(1.96)	(1.00)	(2.42)	(0.09)
Net asset value
End of year	$9.28	$7.43	$13.88	$14.73	$14.71

Total return(b)	27.91%	(36.36%)	1.04%	18.56%	4.08%
Net assets end of year (000’s)	$156,691	$146,079	$297,425	$370,692	$379,373
Ratio and supplemental data
Expenses to average net assets	0.90%	0.86%	0.87%	0.88%	0.86%
Net investment income, to average net assets	0.94%	1.62%	1.11%	1.22%	0.68%
Portfolio turnover rate	131%	35%	15%	15%	33%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$7.41	$13.83	$14.69	$14.68	$14.21
Investment operations
Net investment income(a)	0.05	0.15	0.13	0.15	0.06
Net realized and unrealized gain (loss)	1.98	(4.66)	(0.02)	2.25	0.48
Total operations	2.03	(4.51)	0.11	2.40	0.54
Distributions
From net investment income	(0.17)	(0.16)	(0.17)	(0.13)	(0.07)
From net realized gains	–	(1.75)	(0.80)	(2.26)	–
Total distributions	(0.17)	(1.91)	(0.97)	(2.39)	(0.07)
Net asset value
End of year	$9.27	$7.41	$13.83	$14.69	$14.68

Total return(b)	27.57%	(36.54%)	0.77%	18.29%	3.81%
Net assets end of year (000’s)	$5,301	$4,065	$11,910	$12,810	$8,680
Ratio and supplemental data
Expenses to average net assets	1.15%	1.11%	1.12%	1.13%	1.11%
Net investment income, to average net assets	0.66%	1.35%	0.86%	0.99%	0.44%
Portfolio turnover rate	131%	35%	15%	15%	33%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts

198

Financial Highlights

Transamerica Foxhall Emerging Markets/Pacific Rim VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(h)		Service Class Jul 1 to Dec 31, 2009(h)

Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.12		0.38
Net realized and unrealized gain	0.84		0.56
Total operations	0.96		0.94
Net asset value
End of period	$10.96		$10.94

Total return(b)	9.60%	(f)	9.40%	(f)

Net assets end of period (000’s)	$12,102		$4,370
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(g)	1.25%	(g)
Before reimbursement/fee waiver	1.87%	(g)	2.12%	(g)
Net investment income, to average net assets(d)	2.29%	(g)	7.03%	(g)
Portfolio turnover rate(e)	207%	(f)	207%	(f)

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Does not include expenses of the investment companies in which the fund invests.

(d)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying funds.

(f)  Not annualized.

(g)  Annualized.

(h)  Commenced operations on July 1, 2009.

199

Financial Highlights

Transamerica Foxhall Global Conservative VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(i)		Service Class Jul 1 to Dec 31, 2009(i)

Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.09		0.17
Net realized and unrealized loss	—	(b)	(0.09)
Total operations	0.09		0.08
Net asset value
End of period	$10.09		$10.08

Total return(c)	0.90%	(g)	0.80%	(g)

Net assets end of period (000’s)	$1,880		$2,971
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	3.67%	(h)	3.92%	(h)
Net investment income, to average net assets(e)	1.80%	(h)	3.42%	(h)
Portfolio turnover rate(f)	198%	(g)	198%	(g)

(a)  Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Does not include expenses of the investment companies in which the fund invests.

(e)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f)  Does not include the portfolio activity of the underlying funds.

(g)  Not annualized.

(h)  Annualized.

(i)  Commenced operations on July 1, 2009.

200

Financial Highlights

Transamerica Foxhall Global Growth VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(h)		Service Class Jul 1 to Dec 31, 2009(h)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.11		0.30
Net realized and unrealized gain	0.92		0.71
Total operations	1.03		1.01
Net asset value
End of period	$11.03		$11.01

Total return(b)	10.30%	(f)	10.10%	(f)

Net assets end of period (000’s)	$12,318		$5,513
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(g)	1.25%	(g)
Before reimbursement/fee waiver	1.87%	(g)	2.12%	(g)
Net investment income, to average net assets(d)	2.04%	(g)	5.46%	(g)
Portfolio turnover rate(e)	255%	(f)	255%	(f)

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Does not include expenses of the investment companies in which the fund invests.

(d)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying funds.

(f)  Not annualized.

(g)  Annualized.

(h)  Commenced operations on July 1, 2009.

201

Financial Highlights

Transamerica Foxhall Global Hard Asset VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(h)		Service Class Jul 1 to Dec 31, 2009(h)

Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.07		0.23
Net realized and unrealized gain	0.27		0.10
Total operations	0.34		0.33
Net asset value
End of period	$10.34		$10.33

Total return(b)	3.40%	(f)	3.30%	(f)

Net assets end of period (000’s)	$7,065		$3,262
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(g)	1.25%	(g)
Before reimbursement/fee waiver	2.19%	(g)	2.44%	(g)
Net investment income, to average net assets(d)	1.30%	(g)	4.57%	(g)
Portfolio turnover rate(e)	248%	(f)	248%	(f)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)Does not include expenses of the investment companies in which the fund invests.

(d)Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e)Does not include the portfolio activity of the underlying funds.

(f)Not annualized.

(g) Annualized.

(h) Commenced operations on July 1, 2009.

202

Financial Highlights

Transamerica Growth Opportunities VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008		2007	2006	2005
Net asset value
Beginning of year	$7.74	$18.18		$16.00	$15.69	$14.66
Investment operations
Net investment income (loss)(a)	– (b)	0.03		(0.01)	0.01	0.04
Net realized and unrealized gain (loss)	2.85	(6.12)		3.58	0.76	2.18
Total operations	2.85	(6.09)		3.57	0.77	2.22
Distributions
From net investment income	(0.03)	–		(0.01)	(0.04)	–
From net realized gains	–	(4.35)		(1.38)	(0.42)	(1.19)
Total distributions	(0.03)	(4.35)		(1.39)	(0.46)	(1.19)
Net asset value
End of year	$10.56	$7.74		$18.18	$16.00	$15.69

Total return(c)	36.86%	(40.90%)		23.09%	5.10%	16.23%
Net assets end of year (000’s)	$288,629	$180,962		$485,162	$478,963	$445,761
Ratio and supplemental data
Expenses to average net assets	0.88%	0.85%		0.83%	0.84%	0.86%
Net investment income (loss), to average net assets	0.04%	0.25%		(0.08%)	0.05%	0.30%
Portfolio turnover rate	60%	47%		73%	68%	44%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008		2007	2006	2005
Net asset value
Beginning of year	$7.64	$18.00		$15.88	$15.59	$14.61
Investment operations
Net investment loss(a)	(0.02)	–	(b)	(0.06)	(0.03)	–	(b)
Net realized and unrealized gain (loss)	2.81	(6.05)		3.56	0.75	2.17
Total operations	2.79	(6.05)		3.50	0.72	2.17
Distributions
From net investment income	–	–		–	(0.01)	–
From net realized gains	–	(4.31)		(1.38)	(0.42)	(1.19)
Total distributions	–	(4.31)		(1.38)	(0.43)	(1.19)
Net asset value
End of year	$10.43	$7.64		$18.00	$15.88	$15.59

Total return(c)	36.52%	(41.06%)		22.74%	4.90%	15.93%
Net assets end of year (000’s)	$11,126	$7,425		$20,062	$16,847	$14,980
Ratio and supplemental data
Expenses to average net assets	1.13%	1.10%		1.08%	1.09%	1.11%
Net investment loss, to average net assets	(0.20%)	–%	(d)	(0.33%)	(0.20%)	0.03%
Portfolio turnover rate	60%	47%		73%	68%	44%

(a)Calculated based on average number of shares outstanding.

(b)Rounds to less than ($0.01) or $0.01.

(c)Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)Rounds to less than (0.01%) or 0.01%.

203

Financial Highlights

Transamerica Hanlon Balanced VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.49		0.62
Net realized and unrealized gain	0.91		0.76
Total operations	1.40		1.38
Net asset value
End of period	$11.40		$11.38

Total return(b)	14.00%	(g)	13.80%	(g)

Net assets end of year (000’s)	$5,067		$3,186
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	2.06%	(h)	2.31%	(h)
Net investment income, to average net assets(e)	6.78%	(h)	8.50%	(h)
Portfolio turnover rate(f)	48%	(g)	48%	(g)

(a)Calculated based on average number of shares outstanding.

(b)Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)Does not include expenses of the investment companies in which the fund invests.

(d)Commenced operations on May 1, 2009.

(e)Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f)Does not include the portfolio activity of the underlying funds.

(g)Not annualized.

(h)Annualized.

204

Financial Highlights

Transamerica Hanlon Growth VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.48		0.62
Net realized and unrealized gain	1.04		0.88
Total operations	1.52		1.50
Net asset value
End of period	$11.52		$11.50

Total return(b)	15.20%	(g)	15.00%	(g)

Net assets end of year (000’s)	$10,661		$2,093
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	1.53%	(h)	1.78%	(h)
Net investment income, to average net assets(e)	6.64%	(h)	8.51%	(h)
Portfolio turnover rate(f)	68%	(g)	68%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

205

Financial Highlights

Transamerica Hanlon Growth and Income VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.48		0.58
Net realized and unrealized gain	0.95		0.84
Total operations	1.43		1.42
Net asset value
End of period	$11.43		$11.42

Total return(b)	14.30%	(g)	14.20%	(g)

Net assets end of year (000’s)	$6,712		$2,285
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	1.88%	(h)	2.13%	(h)
Net investment income, to average net assets(e)	6.73%	(h)	8.02%	(h)
Portfolio turnover rate(f)	56%	(g)	56%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

206

Financial Highlights

Transamerica Hanlon Managed Income VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.35		0.39
Net realized and unrealized gain	0.74		0.69
Total operations	1.09		1.08
Net asset value
End of period	$11.09		$11.08

Total return(b)	10.90%	(g)	10.80%	(g)

Net assets end of year (000’s)	$17,794		$19,495
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	1.32%	(h)	1.57%	(h)
Net investment income, to average net assets(e)	4.90%	(h)	5.29%	(h)
Portfolio turnover rate(f)	99%	(g)	99%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

207

Financial Highlights

Transamerica Index 35 VP

For a share outstanding throughout each period	Initial Class Nov 19 to Dec 31, 2009(h)		Service Class Nov 19 to Dec 31, 2009(h)
Net asset value
Beginning of year	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.07		0.10
Net realized and unrealized gain	(0.07)		(0.10)
Total operations	0.00		0.00
Net asset value
End of period	$10.00		$10.00

Total return(b)	–%	(f)	–%	(f)

Net assets end of year (000’s)	$250		$1,755
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.37%	(g)	0.62%	(g)
Before reimbursement/fee waiver	27.72%	(g)	27.97%	(g)
Net investment income, to average net assets(d)	5.92%	(g)	8.60%	(g)
Portfolio turnover rate(e)	1%	(f)	1%	(f)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying funds.

(f) Not annualized.

(g) Annualized.

(h) Commenced operations on November 19, 2009.

208

Financial Highlights

Transamerica Index 50 VP

For a share outstanding throughout each period	Initial Class			Service Class
	December 31, 2009	May 1 to Dec 31, 2008(h)		December 31, 2009	May 1 to Dec 31, 2008(h)
Net asset value
Beginning of year	$8.28	$10.00		$8.26	$10.00
Investment operations
Net investment income(a),(d)	0.26	0.25		0.28	0.38
Net realized and unrealized gain (loss)	1.12	(1.97)		1.08	(2.12)
Total operations	1.38	(1.72)		1.36	(1.74)
Distributions
From net investment income	(0.03)	—		(0.02)	—
Total distributions	(0.03)	—		(0.02)	—
Net asset value
End of year	$9.63	$8.28		$9.60	$8.26

Total return(b)	16.62%	(17.20)%	(f)	16.53%	(17.40)%	(f)

Net assets end of year (000’s)	$378	$315		$191,443	$22,471
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.37%	0.37%	(g)	0.62%	0.62%	(g)
Before reimbursement/fee waiver	0.38%	1.23%	(g)	0.63%	1.48%	(g)
Net investment income, to average net assets(d)	2.91%	4.21%	(g)	3.09%	7.06%	(g)
Portfolio turnover rate(e)	27%	17%	(f)	27%	17%	(f)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying funds.

(f) Not annualized.

(g) Annualized.

(h) Commenced operations on May 1, 2008.

209

Financial Highlights

Transamerica Index 75 VP

For a share outstanding throughout each period	Initial Class				Service Class
	December 31, 2009		May 1 to Dec 31, 2008(i)		December 31, 2009		May 1 to Dec 31, 2008(i)
Net asset value
Beginning of year	$7.31		$10.00		$7.29		$10.00
Investment operations
Net investment income(a),(e)	0.16		0.33		0.23		0.38
Net realized and unrealized gain (loss)	1.57		(3.02)		1.46		(3.09)
Total operations	1.73		(2.69)		1.69		(2.71)
Distributions
From net investment income	(0.03)		—		(0.03)		—
From net realized gains	—	(b)	—		—	(b)	—
Total distributions	(0.03)		—		(0.03)		—
Net asset value
End of year	$9.01		$7.31		$8.95		$7.29

Total return(c)	23.68%		(26.90)%	(g)	23.18%		(27.10)%	(g)

Net assets end of year (000’s)	$1,016		$2		$431,394		$57
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.37%		0.37%	(h)	0.62%		0.62%	(h)
Before reimbursement/fee waiver	0.35%		0.67%	(h)	0.60%		0.92%	(h)
Net investment income, to average net assets(e)	2.17%		6.63%	(h)	2.75%		7.71%	(h)
Portfolio turnover rate(f)	24%		11%	(g)	24%		11%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

(i) Commenced operations on May 1, 2008.

210

Financial Highlights

Transamerica Index 100 VP

For a share outstanding throughout each period
	Initial Class Nov 19 to Dec 31, 2009(h)		Service Class Nov 19 to Dec 31, 2009(h)
Net asset value
Beginning of year	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.10		0.14
Net realized and unrealized gain	0.16		0.12
Total operations	0.26		0.26
Net asset value
End of period	$10.26		$10.26

Total return(b)	2.60%	(f)	2.60%	(f)

Net assets end of year (000’s)	$257		$640
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.40%	(g)	0.65%	(g)
Before reimbursement/fee waiver	61.05%	(g)	61.30%	(g)
Net investment income, to average net assets(d)	8.52%	(g)	12.07%	(g)
Portfolio turnover rate(e)	7%	(f)	7%	(f)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying funds.

(f) Not annualized.

(g) Annualized.

(h) Commenced operations on November 19, 2009.

211

Financial Highlights

Transamerica International Moderate Growth VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,				May 1 to Dec 31, 2006(h)
	2009	2008	2007
Net asset value
Beginning of year	$6.72	$11.12	$10.43		$10.00
Investment operations
Net investment income(a),(c)	0.25	0.26	0.56		0.85
Net realized and unrealized gain (loss)	1.73	(4.14)	0.34		(0.42)
Total operations	1.98	(3.88)	0.90		0.43
Distributions
From net investment income	(0.20)	(0.21)	(0.13)		—
From net realized gains	—	(0.31)	(0.08)		—
Total distributions	(0.20)	(0.52)	(0.21)		—
Net asset value
End of year	$8.50	$6.72	$11.12		$10.43

Total return(b)	29.69%	(36.12)%	8.69%		4.30%	(f)

Net assets end of year (000’s)	$19,430	$15,195	$24,495		$7,516
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.14%	0.15%	0.19%	(i)	0.25%	(g)
Before reimbursement/fee waiver	0.14%	0.15%	0.19%	(i)	0.39%	(g)
Net investment income, to average net assets(c)	3.43%	2.76%	5.05%		12.92%	(g)
Portfolio turnover rate(e)	31%	19%	1%		1%	(f)

For a share outstanding throughout each period	Service Class
	Year Ended December 31,				May 1 to Dec 31, 2006(h)
	2009	2008	2007
Net asset value
Beginning of year	$6.68	$11.08	$10.41		$10.00
Investment operations
Net investment income(a),(c)	0.25	0.28	0.57		0.84
Net realized and unrealized gain (loss)	1.70	(4.17)	0.31		(0.43)
Total operations	1.95	(3.89)	0.88		0.41
Distributions
From net investment income	(0.19)	(0.20)	(0.13)		—
From net realized gains	—	(0.31)	(0.08)		—
Total distributions	(0.19)	(0.51)	(0.21)		—
Net asset value
End of year	$8.44	$6.68	$11.08		$10.41

Total return(b)	29.33%	(36.32)%	8.49%		4.10%	(f)

Net assets end of year (000’s)	$422,402	$255,872	$225,620		$44,053
Ratio and supplemental data

Expenses to average net assets(d)
After reimbursement/fee waiver	0.39%	0.40%	0.44%	(i)	0.50%	(g)
Before reimbursement/fee waiver	0.39%	0.40%	0.44%	(i)	0.64%	(g)
Net investment income, to average net assets(c)	3.40%	3.08%	5.18%		12.63%	(g)
Portfolio turnover rate(e)	31%	19%	1%		1%	(f)

(a)Calculated based on average number of shares outstanding.

(b)Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

212

(c) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying affiliated funds.

(f) Not annualized.

(g) Annualized.

(h) Commenced operations on May 1, 2006.

(i) Ratio is inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

213

Financial Highlights

Transamerica Jennison Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008		2007	2006	2005
Net asset value
Beginning of year	$5.00	$8.25		$7.86	$8.55	$8.01
Investment operations
Net investment income (loss)(a)	0.01	0.02		0.01	0.01	(0.01)
Net realized and unrealized gain (loss)	2.04	(2.99)		0.86	0.08	1.07
Total operations	2.05	(2.97)		0.87	0.09	1.06
Distributions
From net investment income	(0.01)	(0.01)		(0.01)	–	(0.02)
From net realized gains	–	(0.27)		(0.47)	(0.78)	(0.50)
Total distributions	(0.01)	(0.28)		(0.48)	(0.78)	(0.52)
Net asset value
End of year	$7.04	$5.00		$8.25	$7.86	$8.55

Total return(c)	41.00%	(37.01%)		11.51%	1.96%	13.79%
Net assets end of year (000's)	$476,900	$192,623		$161,847	$145,174	$152,630
Ratio and supplemental data
Expenses to average net assets	0.85%	0.86%		0.86%	0.87%	0.87%
Net investment income (loss), to average net assets	0.16%	0.29%		0.16%	0.07%	(0.14%)
Portfolio turnover rate	76%	74%		72%	78%	67%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008		2007	2006	2005
Net asset value
Beginning of year	$4.94	$8.16		$7.79	$8.51	$7.98
Investment operations
Net investment loss(a)	(0.01)	–	(b)	(0.01)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	2.02	(2.95)		0.85	0.08	1.06
Total operations	2.01	(2.95)		0.84	0.06	1.03
Distributions
From net investment income	–	–		–	–	–	(b)
From net realized gains	–	(0.27)		(0.47)	(0.78)	(0.50)
Total distributions	–	(0.27)		(0.47)	(0.78)	(0.50)
Net asset value
End of year	$6.95	$4.94		$8.16	$7.79	$8.51

Total return(c)	40.69%	(37.11%)		11.28%	1.60%	13.52%
Net assets end of year (000's)	$3,324	$695		$1,223	$838	$469
Ratio and supplemental data
Expenses to average net assets	1.10%	1.11%		1.11%	1.12%	1.12%
Net investment income (loss), to average net assets	(0.13%)	0.01%		(0.13%)	(0.21%)	(0.41%)
Portfolio turnover rate	76%	74%		72%	78%	67%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

214

Financial Highlights

Transamerica JPMorgan Core Bond VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.95	$11.81	$11.66	$11.83	$12.23
Investment operations
Net investment income(a)	0.73	0.58	0.52	0.53	0.54
Net realized and unrealized gain (loss)	0.40	0.06	0.26	(0.07)	(0.26)
Total operations	1.13	0.64	0.78	0.46	0.28
Distributions
From net investment income	(0.58)	(0.50)	(0.63)	(0.63)	(0.66)
From net realized gains	(0.09)	–	–	–	(0.02)
Total distributions	(0.67)	(0.50)	(0.63)	(0.63)	(0.68)
Net asset value
End of year	$12.41	$11.95	$11.81	$11.66	$11.83

Total return(b)	9.58%	5.58%	6.85%	3.92%	2.30%
Net assets end of year (000's)	$159,532	$135,307	$142,788	$157,167	$185,820
Ratio and supplemental data
Expenses to average net assets	0.57%	0.55%	0.58%	0.57%	0.59%
Net investment income, to average net assets	5.95%	4.88%	4.46%	4.54%	4.42%
Portfolio turnover rate	18%	28%	4%	5%	6%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$12.58	$12.43	$12.24	$12.41	$12.81
Investment operations
Net investment income(a)	0.74	0.58	0.52	0.53	0.53
Net realized and unrealized gain (loss)	0.43	0.06	0.27	(0.09)	(0.27)
Total operations	1.17	0.64	0.79	0.44	0.26
Distributions
From net investment income	(0.55)	(0.49)	(0.60)	(0.61)	(0.64)
From net realized gains	(0.09)	–	–	–	(0.02)
Total distributions	(0.64)	(0.49)	(0.60)	(0.61)	(0.66)
Net asset value
End of year	$13.11	$12.58	$12.43	$12.24	$12.41

Total return(b)	9.38%	5.25%	6.61%	3.63%	2.07%
Net assets end of year (000's)	$16,511	$13,957	$11,460	$10,591	$8,293
Ratio and supplemental data
Expenses to average net assets	0.82%	0.80%	0.83%	0.82%	0.84%
Net investment income, to average net assets	5.73%	4.65%	4.21%	4.29%	4.16%
Portfolio turnover rate	18%	28%	4%	5%	6%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

215

Financial Highlights

Transamerica JPMorgan Enhanced Index VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.15	$16.43	$16.35	$14.34	$14.04
Investment operations
Net investment income(a)	0.14	0.20	0.19	0.17	0.13
Net realized and unrealized gain (loss)	2.26	(5.49)	0.56	2.01	0.35
Total operations	2.40	(5.29)	0.75	2.18	0.48
Distributions
From net investment income	(0.19)	(0.23)	(0.21)	(0.17)	(0.18)
From net realized gains	–	(2.76)	(0.46)	–	–
Total distributions	(0.19)	(2.99)	(0.67)	(0.17)	(0.18)
Net asset value
End of year	$10.36	$8.15	$16.43	$16.35	$14.34

Total return(b)	29.59%	(37.35%)	4.54%	15.31%	3.46%
Net assets end of year (000’s)	$107,759	$83,543	$164,761	$193,322	$200,857
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.84%	0.82%	0.81%	0.81%	0.83%
Before reimbursement/fee waiver	0.85%	0.82%	0.81%	0.81%	0.83%
Net investment income, to average net assets	1.57%	1.59%	1.13%	1.16%	0.95%
Portfolio turnover rate	117%	74%	55%	55%	42%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.17	$16.45	$16.37	$14.36	$14.08
Investment operations
Net investment income(a)	0.12	0.17	0.15	0.14	0.10
Net realized and unrealized gain (loss)	2.26	(5.50)	0.56	2.00	0.35
Total operations	2.38	(5.33)	0.71	2.14	0.45
Distributions
From net investment income	(0.15)	(0.19)	(0.17)	(0.13)	(0.17)
From net realized gains	–	(2.76)	(0.46)	–	–
Total distributions	(0.15)	(2.95)	(0.63)	(0.13)	(0.17)
Net asset value
End of year	$10.40	$8.17	$16.45	$16.37	$14.36

Total return(b)	29.32%	(37.52%)	4.30%	14.96%	3.20%
Net assets end of year (000’s)	$4,671	$3,116	$7,051	$6,851	$7,462
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.09%	1.07%	1.06%	1.06%	1.08%
Before reimbursement/fee waiver	1.10%	1.07%	1.06%	1.06%	1.08%
Net investment income, to average net assets	1.32%	1.32%	0.88%	0.91%	0.71%
Portfolio turnover rate	117%	74%	55%	55%	42%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

216

Financial Highlights

Transamerica JPMorgan Mid Cap Value VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.25	$15.79	$16.60	$15.89	$14.81
Investment operations
Net investment income(a)	0.18	0.19	0.19	0.17	0.13
Net realized and unrealized gain (loss)	2.22	(4.89)	0.29	2.39	1.22
Total operations	2.40	(4.70)	0.48	2.56	1.35
Distributions
From net investment income	(0.18)	(0.20)	(0.17)	(0.15)	(0.03)
From net realized gains	(0.31)	(1.64)	(1.12)	(1.70)	(0.24)
Total distributions	(0.49)	(1.84)	(1.29)	(1.85)	(0.27)
Net asset value
End of year	$11.16	$9.25	$15.79	$16.60	$15.89

Total return(b)	26.41%	(32.88%)	2.83%	17.25%	9.15%
Net assets end of year (000’s)	$238,019	$190,306	$336,861	$353,498	$338,377
Ratio and supplemental data
Expenses to average net assets	0.89%	0.88%	0.87%	0.88%	0.89%	(c)
Net investment income, to average net assets	1.85%	1.40%	1.10%	1.02%	0.82%
Portfolio turnover rate	34%	43%	45%	40%	68%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.22	$15.73	$16.54	$15.83	$14.77
Investment operations
Net investment income(a)	0.16	0.14	0.15	0.13	0.09
Net realized and unrealized gain (loss)	2.21	(4.87)	0.28	2.37	1.22
Total operations	2.37	(4.73)	0.43	2.50	1.31
Distributions
From net investment income	(0.13)	(0.14)	(0.12)	(0.09)	(0.01)
From net realized gains	(0.31)	(1.64)	(1.12)	(1.70)	(0.24)
Total distributions	(0.44)	(1.78)	(1.24)	(1.79)	(0.25)
Net asset value
End of year	$11.15	$9.22	$15.73	$16.54	$15.83

Total return(b)	26.12%	(33.08%)	2.53%	16.96%	8.86%
Net assets end of year (000’s)	$669	$161	$435	$516	$614
Ratio and supplemental data
Expenses to average net assets	1.14%	1.13%	1.12%	1.13%	1.14%	(c)
Net investment income, to average net assets	1.63%	1.08%	0.89%	0.77%	0.59%
Portfolio turnover rate	34%	43%	45%	40%	68%

(a)  Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Includes recaptured expense by the investment adviser. The impact of recaptured expense was 0.02%.

217

Financial Highlights

Transamerica MFS International Equity VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$4.98	$8.88	$10.03	$8.75	$8.61
Investment operations
Net investment income(a)	0.08	0.15	0.18	0.08	0.11
Net realized and unrealized gain (loss)	1.53	(3.04)	0.63	1.88	0.92
Total operations	1.61	(2.89)	0.81	1.96	1.03
Distributions
From net investment income	(0.15)	(0.13)	(0.10)	(0.14)	(0.07)
From net realized gains	—	(0.88)	(1.86)	(0.54)	(0.82)
Total distributions	(0.15)	(1.01)	(1.96)	(0.68)	(0.89)
Net asset value
End of year	$6.44	$4.98	$8.88	$10.03	$8.75

Total return(b)	32.68%	(35.29%)	9.15%	23.07%	12.86%
Net assets end of year (000’s)	$191,514	$167,025	$327,306	$354,278	$265,260
Ratio and supplemental data
Expenses to average net assets	1.08%	1.05%	1.05%	1.07%	1.10%
Net investment income, to average net assets	1.58%	2.03%	1.77%	0.79%	1.30%
Portfolio turnover rate	18%	26%	35%	138%	103%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$4.92	$8.80	$9.97	$8.70	$8.59
Investment operations
Net investment income(a)	0.06	0.12	0.12	0.05	0.08
Net realized and unrealized gain (loss)	1.51	(3.01)	0.66	1.89	0.91
Total operations	1.57	(2.89)	0.78	1.94	0.99
Distributions
From net investment income	(0.13)	(0.11)	(0.09)	(0.13)	(0.06)
From net realized gains	—	(0.88)	(1.86)	(0.54)	(0.82)
Total distributions	(0.13)	(0.99)	(1.95)	(0.67)	(0.88)
Net asset value
End of year	$6.36	$4.92	$8.80	$9.97	$8.70

Total return(b)	32.24%	(35.54%)	8.87%	22.92%	12.42%
Net assets end of year (000’s)	$13,324	$7,656	$14,658	$8,120	$3,850
Ratio and supplemental data
Expenses to average net assets	1.33%	1.30%	1.30%	1.32%	1.35%
Net investment income, to average net assets	1.17%	1.76%	1.27%	0.55%	0.97%
Portfolio turnover rate	18%	26%	35%	138%	103%
(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

218

Financial Highlights

Transamerica Money Market VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value
Beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00
Investment operations
Net investment income(a)	–	(b)	0.02	0.05	0.05	0.03
Total operations	–	(b)	0.02	0.05	0.05	0.03
Distributions
From net investment income	–	(b)	(0.02)	(0.05)	(0.05)	(0.03)
Total distributions	–	(b)	(0.02)	(0.05)	(0.05)	(0.03)
Net asset value
End of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total return(c)	0.13%		2.37%	4.91%	4.74%	2.89%
Net assets end of year (000’s)	$493,531		$806,629	$495,893	$454,784	$347,350
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.36%	(d)	0.41%	0.40%	0.40%	0.40%
Before reimbursement/fee waiver	0.43%	(d)	0.41%	0.40%	0.40%	0.40%
Net investment income, to average net assets	0.15%		2.31%	4.88%	4.69%	2.84%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value
Beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00
Investment operations
Net investment income(a)	–	(b)	0.02	0.05	0.04	0.03
Total operations	–	(b)	0.02	0.05	0.04	0.03
Distributions
From net investment income	–	(b)	(0.02)	(0.05)	(0.04)	(0.03)
Total distributions	–	(b)	(0.02)	(0.05)	(0.04)	(0.03)
Net asset value
End of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total return(c)	0.04%		2.28%	4.65%	4.48%	2.63%
Net assets end of year (000’s)	$250,760		$297,764	$94,703	$43,663	$29,402
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.46%	(d)	0.66%	0.65%	0.65%	0.65%
Before reimbursement/fee waiver	0.68%	(d)	0.66%	0.65%	0.65%	0.65%
Net investment income, to average net assets	0.04%		1.95%	4.62%	4.47%	2.69%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratios are inclusive of Treasury expense. The impact of this expense was 0.03% on the Initial Class and 0.02% on the Service Class.

219

Financial Highlights

Transamerica Morgan Stanley Active International Allocation VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value
Beginning of year	$8.73		$17.16	$15.29	$12.42	$11.30
Investment operations
Net investment income(a)	0.15		0.28	0.29	0.25	0.18
Net realized and unrealized gain (loss)	2.10		(6.34)	2.05	2.67	1.34
Total operations	2.25		(6.06)	2.34	2.92	1.52
Distributions
From net investment income	(0.02)		(0.49)	(0.47)	(0.05)	(0.40)
From net realized gains	(0.15)		(1.88)	–	–	–
Total distributions	(0.17)		(2.37)	(0.47)	(0.05)	(0.40)
Net asset value
End of year	$10.81		$8.73	$17.16	$15.29	$12.42

Total return(c)	25.88%		(38.83%)	15.60%	23.51%	13.79%
Net assets end of year (000’s)	$129,300		$120,650	$247,159	$230,638	$190,875
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.07%		1.07%	1.02%	0.94%	0.94%
Before reimbursement/fee waiver	1.12%		1.09%	1.04%	1.05%	1.12%
Net investment income, to average net assets	1.66%		2.08%	1.75%	1.84%	1.62%
Portfolio turnover rate	38%		27%	27%	17%	22%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value
Beginning of year	$8.70		$17.12	$15.28	$12.43	$11.32
Investment operations
Net investment income(a)	0.12		0.25	0.25	0.21	0.15
Net realized and unrealized gain (loss)	2.10		(6.33)	2.04	2.67	1.36
Total operations	2.22		(6.08)	2.29	2.88	1.51
Distributions
From net investment income	–	(b)	(0.46)	(0.45)	(0.03)	(0.40)
From net realized gains	(0.15)		(1.88)	–	–	–
Total distributions	(0.15)		(2.34)	(0.45)	(0.03)	(0.40)
Net asset value
End of year	$10.77		$8.70	$17.12	$15.28	$12.43

Total return(c)	25.68%		(39.05%)	15.27%	23.18%	13.61%
Net assets end of year (000’s)	$13,613		$9,046	$17,983	$12,147	$4,917
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.32%		1.32%	1.27%	1.19%	1.19%
Before reimbursement/fee waiver	1.37%		1.34%	1.29%	1.30%	1.37%
Net investment income, to average net assets	1.30%		1.84%	1.47%	1.48%	1.27%
Portfolio turnover rate	38%		27%	27%	17%	22%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

220

Financial Highlights

Transamerica Morgan Stanley Mid-Cap Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008		2007	2006		2005
Net asset value
Beginning of year	$13.59	$25.83		$21.08	$19.18		$17.85
Investment operations
Net investment income (loss)(a)	0.03	–	(b)	0.11	0.05		(0.02)
Net realized and unrealized gain (loss)	8.20	(11.80)		4.64	1.85		1.37
Total operations	8.23	(11.80)		4.75	1.90		1.35
Distributions
From net investment income	–	(0.44)		–	–		(0.02)
Total distributions	–	(0.44)		–	–		(0.02)
Net asset value
End of year	$21.82	$13.59		$25.83	$21.08		$19.18

Total return(c)	60.56%	(46.29%)		22.53%	9.91%		7.55%
Net assets end of year (000’s)	$437,513	$294,219		$648,069	$593,375		$642,496
Ratio and supplemental data
Expenses to average net assets	0.93%	0.87%		0.89%	0.89%		0.92%
Net investment income (loss), to average net assets	0.16%	0.03%		0.47%	0.24%		(0.13%)
Portfolio turnover rate	35%	39%		76%	65%		177%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008		2007	2006		2005
Net asset value
Beginning of year	$13.44	$25.56		$20.91	$19.07		$17.78
Investment operations
Net investment income (loss)(a)	(0.01)	(0.05)		0.05	–	(b)	(0.07)
Net realized and unrealized gain (loss)	8.09	(11.68)		4.60	1.84		1.36
Total operations	8.08	(11.73)		4.65	1.84		1.29
Distributions
From net investment income	–	(0.39)		–	–		–
Total distributions	–	(0.39)		–	–		–
Net asset value
End of year	$21.52	$13.44		$25.56	$20.91		$19.07

Total return(c)	60.12%	(46.44%)		22.24%	9.59%		7.31%
Net assets end of year (000’s)	$10,729	$4,363		$12,057	$6,634		$4,758
Ratio and supplemental data
Expenses to average net assets	1.18%	1.12%		1.14%	1.14%		1.17%
Net investment income (loss), to average net assets	(0.06%)	(0.22%)		0.21%	–%	(d)	(0.40%)
Portfolio turnover rate	35%	39%		76%	65%		177%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Rounds to less than (0.01%) or 0.01%.

221

Financial Highlights

Transamerica Multi Managed Large Cap Core VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.09	$19.04	$18.73	$18.23	$16.90
Investment operations
Net investment income(a)	0.10	0.18	0.19	0.15	0.14
Net realized and unrealized gain (loss)	4.02	(7.25)	1.50	1.59	1.43
Total operations	4.12	(7.07)	1.69	1.74	1.57
Distributions
From net investment income	(0.09)	(0.23)	(0.19)	(0.18)	(0.24)
From net realized gains	–	(2.65)	(1.19)	(1.06)	–
Total distributions	(0.09)	(2.88)	(1.38)	(1.24)	(0.24)
Net asset value
End of year	$13.12	$9.09	$19.04	$18.73	$18.23

Total return(b)	45.41%	(42.08%)	9.25%	10.33%	9.41%
Net assets end of year (000’s)	$199,996	$73,100	$153,192	$180,443	$208,119
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.84%	0.83%	0.82%	0.82%	0.82%
Before reimbursement/fee waiver	0.85%	0.83%	0.82%	0.82%	0.82%
Net investment income, to average net assets	0.91%	1.20%	0.97%	0.81%	0.84%
Portfolio turnover rate	73%	37%	37%	40%	50%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.27	$19.36	$19.04	$18.52	$17.19
Investment operations
Net investment income(a)	0.07	0.14	0.15	0.10	0.10
Net realized and unrealized gain (loss)	4.10	(7.38)	1.51	1.63	1.45
Total operations	4.17	(7.24)	1.66	1.73	1.55
Distributions
From net investment income	(0.08)	(0.20)	(0.15)	(0.15)	(0.22)
From net realized gains	–	(2.65)	(1.19)	(1.06)	–
Total distributions	(0.08)	(2.85)	(1.34)	(1.21)	(0.22)
Net asset value
End of year	$13.36	$9.27	$19.36	$19.04	$18.52

Total return(b)	45.09%	(42.20%)	8.94%	10.06%	9.12%
Net assets end of year (000’s)	$12,453	$1,852	$1,878	$1,428	$1,076
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.09%	1.08%	1.06%	1.07%	1.07%
Before reimbursement/fee waiver	1.10%	1.08%	1.06%	1.07%	1.07%
Net investment income, to average net assets	0.65%	0.98%	0.74%	0.55%	0.59%
Portfolio turnover rate	73%	37%	37%	40%	50%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

222

Financial Highlights

Transamerica PIMCO Total Return VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007		2006	2005
Net asset value
Beginning of year	$10.66	$11.65	$10.98		$10.91	$11.12
Investment operations
Net investment income(a)	0.52	0.55	0.50		0.45	0.36
Net realized and unrealized gain (loss)	1.16	(0.86)	0.46		–	(0.10)
Total operations	1.68	(0.31)	0.96		0.45	0.26
Distributions
From net investment income	(0.73)	(0.51)	(0.29)		(0.38)	(0.20)
From net realized gains	(0.36)	(0.17)	–	(b)	–	(0.27)
Total distributions	(1.09)	(0.68)	(0.29)		(0.38)	(0.47)
Net asset value
End of year	$11.25	$10.66	$11.65		$10.98	$10.91

Total return(c)	16.03%	(2.79%)	8.95%		4.21%	2.33%
Net assets end of year (000’s)	$1,365,123	$1,213,602	$1,292,286		$976,434	$726,038
Ratio and supplemental data
Expenses to average net assets	0.70%	0.70%	0.70%		0.73%	0.74%
Net investment income, to average net assets	4.62%	4.87%	4.47%		4.13%	3.28%
Portfolio turnover rate	729%	740%	728%		709%	387%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007		2006	2005
Net asset value
Beginning of year	$10.66	$11.67	$11.00		$10.93	$11.16
Investment operations
Net investment income(a)	0.48	0.51	0.47		0.42	0.34
Net realized and unrealized gain (loss)	1.17	(0.85)	0.47		0.01	(0.11)
Total operations	1.65	(0.34)	0.94		0.43	0.23
Distributions
From net investment income	(0.72)	(0.50)	(0.27)		(0.36)	(0.19)
From net realized gains	(0.36)	(0.17)	–	(b)	–	(0.27)
Total distributions	(1.08)	(0.67)	(0.27)		(0.36)	(0.46)
Net asset value
End of year	$11.23	$10.66	$11.67		$11.00	$10.93

Total return(c)	15.75%	(3.07%)	8.80%		3.90%	2.03%
Net assets end of year (000’s)	$248,133	$65,268	$32,336		$24,957	$23,661
Ratio and supplemental data
Expenses to average net assets	0.95%	0.95%	0.95%		0.98%	0.99%
Net investment income, to average net assets	4.28%	4.55%	4.23%		3.86%	3.10%
Portfolio turnover rate	729%	740%	728%		709%	387%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

223

Financial Highlights

Transamerica ProFund UltraBear VP

For a share outstanding throughout each period	Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment loss(a), (e)	(0.05)
Net realized and unrealized loss	(4.27)
Total operations	(4.32)
Net asset value
End of period	$5.68

Total return(b)	(43.20%)	(g)
Net assets end of year (000’s)	$995
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.23%	(h)
Before reimbursement/fee waiver	12.53%	(h)
Net investment loss, to average net assets(e)	(1.21%)	(h)
Portfolio turnover rate(f)	—%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

224

Financial Highlights

Transamerica Small/Mid Cap Value VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.60	$22.10	$19.58	$18.33	$16.94
Investment operations
Net investment income(a)	0.14	0.28	0.34	0.19	0.16
Net realized and unrealized gain (loss)	4.84	(8.43)	4.35	2.94	2.11
Total operations	4.98	(8.15)	4.69	3.13	2.27
Distributions
From net investment income	(0.44)	(0.29)	(0.21)	(0.18)	(0.08)
From net realized gains	–	(2.06)	(1.96)	(1.70)	(0.80)
Total distributions	(0.44)	(2.35)	(2.17)	(1.88)	(0.88)
Net asset value
End of year	$16.14	$11.60	$22.10	$19.58	$18.33

Total return(b)	43.21%	(40.86%)	24.74%	18.05%	13.56%
Net assets end of year (000’s)	$222,235	$175,980	$463,795	$409,879	$407,351
Ratio and supplemental data
Expenses to average net assets	0.88%	0.86%	0.85%	0.86%	0.86%
Net investment income, to average net assets	1.03%	1.52%	1.57%	0.98%	0.92%
Portfolio turnover rate	89%	60%	18%	24%	33%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.49	$21.94	$19.48	$18.26	$16.92
Investment operations
Net investment income(a)	0.12	0.23	0.27	0.14	0.15
Net realized and unrealized gain (loss)	4.78	(8.36)	4.33	2.94	2.06
Total operations	4.90	(8.13)	4.60	3.08	2.21
Distributions
From net investment income	(0.38)	(0.26)	(0.18)	(0.16)	(0.07)
From net realized gains	–	(2.06)	(1.96)	(1.70)	(0.80)
Total distributions	(0.38)	(2.32)	(2.14)	(1.86)	(0.87)
Net asset value
End of year	$16.01	$11.49	$21.94	$19.48	$18.26

Total return(b)	42.90%	(41.05%)	24.39%	17.82%	13.26%
Net assets end of year (000’s)	$24,407	$12,628	$31,226	$15,822	$10,717
Ratio and supplemental data
Expenses to average net assets	1.13%	1.11%	1.10%	1.11%	1.11%
Net investment income, to average net assets	0.91%	1.29%	1.27%	0.73%	0.82%
Portfolio turnover rate	89%	60%	18%	24%	33%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

225

Financial Highlights

Transamerica T. Rowe Price Small Cap VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$5.27	$10.27	$10.36	$11.08	$12.35
Investment operations
Net investment loss(a)	(0.01)	(0.01)	(0.04)	(0.05)	(0.04)
Net realized and unrealized gain (loss)	2.02	(3.04)	1.03	0.35	1.21
Total operations	2.01	(3.05)	0.99	0.30	1.17
Distributions
From net realized gains	(0.25)	(1.95)	(1.08)	(1.02)	(2.44)
Total distributions	(0.25)	(1.95)	(1.08)	(1.02)	(2.44)
Net asset value
End of year	$7.03	$5.27	$10.27	$10.36	$11.08

Total return(b)	38.70%	(36.25%)	9.61%	3.59%	10.61%
Net assets end of year (000’s)	$128,238	$102,260	$224,187	$253,644	$326,681
Ratio and supplemental data
Expenses to average net assets	0.88%	0.83%	0.82%	0.84%	0.81%
Net investment loss, to average net assets	(0.26%)	(0.13%)	(0.40%)	(0.48%)	(0.36%)
Portfolio turnover rate	34%	30%	45%	34%	49%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$5.19	$10.14	$10.25	$11.00	$12.30
Investment operations
Net investment loss(a)	(0.03)	(0.03)	(0.07)	(0.08)	(0.07)
Net realized and unrealized gain (loss)	1.99	(3.00)	1.01	0.35	1.21
Total operations	1.96	(3.03)	0.94	0.27	1.14
Distributions
From net realized gains	(0.25)	(1.92)	(1.05)	(1.02)	(2.44)
Total distributions	(0.25)	(1.92)	(1.05)	(1.02)	(2.44)
Net asset value
End of year	$6.90	$5.19	$10.14	$10.25	$11.00

Total return(b)	38.33%	(36.40%)	9.27%	3.34%	10.40%
Net assets end of year (000’s)	$14,382	$7,434	$16,329	$17,411	$16,877
Ratio and supplemental data
Expenses to average net assets	1.13%	1.08%	1.07%	1.09%	1.06%
Net investment loss, to average net assets	(0.48%)	(0.38%)	(0.64%)	(0.73%)	(0.63%)
Portfolio turnover rate	34%	30%	45%	34%	49%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

226

Financial Highlights

Transamerica Third Avenue Value VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.50	$21.75	$26.33	$24.22	$20.98
Investment operations
Net investment income(a)	0.13	0.17	0.27	0.25	0.17
Net realized and unrealized gain (loss)	2.78	(7.09)	0.07	3.49	3.74
Total operations	2.91	(6.92)	0.34	3.74	3.91
Distributions
From net investment income	–	(0.70)	(1.07)	(0.21)	(0.12)
From net realized gains	(0.69)	(5.63)	(3.85)	(1.42)	(0.55)
Total distributions	(0.69)	(6.33)	(4.92)	(1.63)	(0.67)
Net asset value
End of year	$10.72	$8.50	$21.75	$26.33	$24.22

Total return(b)	34.88%	(41.15%)	1.20%	16.07%	18.81%
Net assets end of year (000’s)	$185,277	$160,338	$358,128	$1,121,918	$971,322
Ratio and supplemental data
Expenses to average net assets	0.92%	0.88%	0.87%	0.86%	0.87%
Net investment income, to average net assets	1.36%	1.06%	1.05%	1.00%	0.74%
Portfolio turnover rate	8%	13%	13%	17%	19%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.50	$21.70	$26.30	$24.21	$21.02
Investment operations
Net investment income(a)	0.10	0.14	0.19	0.19	0.12
Net realized and unrealized gain (loss)	2.78	(7.09)	0.08	3.49	3.73
Total operations	2.88	(6.95)	0.27	3.68	3.85
Distributions
From net investment income	–	(0.62)	(1.02)	(0.17)	(0.11)
From net realized gains	(0.69)	(5.63)	(3.85)	(1.42)	(0.55)
Total distributions	(0.69)	(6.25)	(4.87)	(1.59)	(0.66)
Net asset value
End of year	$10.69	$8.50	$21.70	$26.30	$24.21

Total return(b)	34.52%	(41.28%)	0.94%	15.78%	18.47%
Net assets end of year (000’s)	$19,759	$16,916	$52,218	$53,118	$36,086
Ratio and supplemental data
Expenses to average net assets	1.17%	1.13%	1.12%	1.11%	1.12%
Net investment income, to average net assets	1.12%	0.83%	0.74%	0.74%	0.53%
Portfolio turnover rate	8%	13%	13%	17%	19%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

227

Financial Highlights

Transamerica U.S. Government Securities VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$12.64	$12.00	$11.86	$11.94	$12.32
Investment operations
Net investment income(a)	0.39	0.44	0.54	0.52	0.43
Net realized and unrealized gain (loss)	0.17	0.47	0.16	(0.14)	(0.15)
Total operations	0.56	0.91	0.70	0.38	0.28
Distributions
From net investment income	(0.31)	(0.27)	(0.56)	(0.44)	(0.50)
From net realized gains	–	–	–	(0.02)	(0.16)
Total distributions	(0.31)	(0.27)	(0.56)	(0.46)	(0.66)
Net asset value
End of year	$12.89	$12.64	$12.00	$11.86	$11.94

Total return(b)	4.47%	7.66%	6.05%	3.27%	2.23%
Net assets end of year (000’s)	$202,820	$247,964	$149,664	$164,070	$186,335
Ratio and supplemental data
Expenses to average net assets	0.61%	0.60%	0.62%	0.62%	0.67%
Net investment income, to average net assets	3.09%	3.60%	4.56%	4.41%	3.50%
Portfolio turnover rate	157%	200%	170%	184%	92%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$12.86	$12.23	$12.09	$12.18	$12.53
Investment operations
Net investment income(a)	0.37	0.39	0.52	0.51	0.41
Net realized and unrealized gain (loss)	0.16	0.51	0.16	(0.14)	(0.16)
Total operations	0.53	0.90	0.68	0.37	0.25
Distributions
From net investment income	(0.29)	(0.27)	(0.54)	(0.44)	(0.44)
From net realized gains	–	–	–	(0.02)	(0.16)
Total distributions	(0.29)	(0.27)	(0.54)	(0.46)	(0.60)
Net asset value
End of year	$13.10	$12.86	$12.23	$12.09	$12.18

Total return(b)	4.20%	7.42%	5.78%	3.06%	1.98%
Net assets end of year (000’s)	$468,117	$620,178	$26,213	$8,572	$7,558
Ratio and supplemental data
Expenses to average net assets	0.86%	0.85%	0.87%	0.87%	0.92%
Net investment income, to average net assets	2.84%	3.14%	4.29%	4.27%	3.27%
Portfolio turnover rate	157%	200%	170%	184%	92%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

228

Financial Highlights

Transamerica WMC Diversified Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$14.98	$28.90	$25.95	$23.87	$20.88
Investment operations
Net investment income (loss)(a)	0.10	0.15	0.05	0.01	(0.02)
Net realized and unrealized gain (loss)	4.26	(13.09)	4.07	2.07	3.43
Total operations	4.36	(12.94)	4.12	2.08	3.41
Distributions
From net investment income	(0.16)	(0.06)	(0.01)	–	(0.08)
From net realized gains	–	(0.92)	(1.16)	–	(0.34)
Total distributions	(0.16)	(0.98)	(1.17)	–	(0.42)
Net asset value
End of year	$19.18	$14.98	$28.90	$25.95	$23.87

Total return(b)	29.20%	(46.00%)	16.29%	8.71%	16.54%
Net assets end of year (000’s)	$1,727,961	$1,442,534	$2,938,220	$3,324,168	$1,670,310
Ratio and supplemental data
Expenses to average net assets	0.79%	0.76%	0.76%	0.77%	0.80%
Net investment income (loss), to average net assets	0.63%	0.63%	0.18%	0.04%	(0.10%)
Portfolio turnover rate	43%	33%	38%	47%	34%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$14.80	$28.59	$25.73	$23.73	$20.80
Investment operations
Net investment income (loss)(a)	0.06	0.08	(0.02)	(0.05)	(0.07)
Net realized and unrealized gain (loss)	4.21	(12.95)	4.04	2.05	3.40
Total operations	4.27	(12.87)	4.02	2.00	3.33
Distributions
From net investment income	(0.08)	–	–	–	(0.06)
From net realized gains	–	(0.92)	(1.16)	–	(0.34)
Total distributions	(0.08)	(0.92)	(1.16)	–	(0.40)
Net asset value
End of year	$18.99	$14.80	$28.59	$25.73	$23.73

Total return(b)	28.90%	(46.17%)	16.04%	8.38%	16.28%
Net assets end of year (000’s)	$29,463	$23,553	$69,701	$64,730	$37,784
Ratio and supplemental data
Expenses to average net assets	1.04%	1.01%	1.01%	1.02%	1.05%
Net investment income (loss), to average net assets	0.37%	0.35%	(0.07%)	(0.22%)	(0.35%)
Portfolio turnover rate	43%	33%	38%	47%	34%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

229

Financial Highlights

Transamerica WMC Diversified Growth II VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$4.70	$10.32	$9.50	$9.49	$11.66
Investment operations
Net investment income(a)	0.06	0.09	0.06	0.05	0.04
Net realized and unrealized gain (loss)	1.48	(4.28)	1.55	0.72	1.62
Total operations	1.54	(4.19)	1.61	0.77	1.66
Distributions
From net investment income	(0.08)	(0.07)	(0.05)	(0.04)	(0.14)
From net realized gains	–	(1.36)	(0.74)	(0.72)	(3.69)
Total distributions	(0.08)	(1.43)	(0.79)	(0.76)	(3.83)
Net asset value
End of year	$6.16	$4.70	$10.32	$9.50	$9.49

Total return(b)	32.95%	(45.59%)	17.72%	8.76%	17.29%
Net assets end of year (000’s)	$14,019	$10,956	$21,551	$19,409	$19,991
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Before reimbursement/fee waiver	0.56%	0.47%	0.47%	0.45%	0.44%
Net investment income, to average net assets	1.07%	1.08%	0.64%	0.49%	0.36%
Portfolio turnover rate	46%	32%	47%	19%	29%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

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Transamerica Series Trust
P.O. Box 9012
Clearwater, FL 33758-9012
Customer Service: 1-888-233-4339

ADDITIONAL INFORMATION about these portfolios is contained in the Statement of Additional Information, dated May 1, 2010, and in the annual and semi-annual reports to shareholders. The Statement of Additional Information is incorporated by reference into this prospectus. Other information about these portfolios has been filed with and is available from the U.S. Securities and Exchange Commission (“SEC”). Information about the portfolios (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Copies of this information may be obtained upon payment of a duplication fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549-0102. Reports and other information about the portfolios are also available on the SEC’s Internet site at http://www.sec.gov.

To obtain a copy of the Statement of Additional Information or the annual and semi-annual reports, without charge, or to request other information or make other inquiries about these portfolios, call 1-888-233-4339. In the Transamerica Series Trust’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the portfolios’ performance during the last fiscal year.

The Investment Company Act File Number for Transamerica Series Trust is 811-04419.

www.transamericafunds.com Distributor: Transamerica Capital, Inc.

Transamerica Series Trust

PROSPECTUS

May 1, 2010

Fund	Fund

Transamerica Asset Allocation – Conservative VP	Transamerica Focus VP
Transamerica Asset Allocation – Growth VP	Transamerica Jennison Growth VP
Transamerica Asset Allocation – Moderate VP	Transamerica Multi Managed Large Cap Core VP
Transamerica Asset Allocation – Moderate Growth VP	Transamerica Third Avenue Value VP
Transamerica BlackRock Large Cap Value VP	Transamerica WMC Diversified Growth VP
Transamerica Diversified Equity VP

None of the portfolios of Transamerica Series Trust have a ticker symbol.

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Not insured by FDIC or any federal government agency.	May lose value.	Not a deposit of or guaranteed by any bank, bank affiliate, or credit union.

Information contained in this prospectus may apply to portfolios of Transamerica Series Trust not offered in your policy or contract.

Transamerica Asset Allocation – Conservative VP

Investment Objective: Seeks current income and preservation of capital.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.10%	0.10%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.03%	0.03%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.79%	0.79%
Total annual fund operating expenses[a]	0.92%	1.17%

a Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 94	$325	$576	$1,292
Service	$119	$372	$644	$1,420

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 25% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 35% of assets in equities, which may include both stocks and commodity-related securities, and 65% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks, volatility in the equity markets, historical performance, current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio construction manager, Morningstar Associates, LLC, may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

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Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Asset Allocation – The sub-adviser allocates the portfolio's assets among various underlying portfolios and/or exchange-traded funds. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses, and may cause the portfolio to underperform other portfolios with a similar strategy.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

• Credit – If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Defensive Investing – Short-term debt securities held by the portfolio for defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If a significant amount of the portfolio's assets are used for defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

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• Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the portfolio's prospectus identifies certain risks of each underlying portfolio.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to a secondary index which is used to more closely reflect the principal strategies and policies of the portfolio. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	12.22%
Worst Quarter:	12/31/2008	-10.48%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 1, 2002)	25.22%	3.86%	5.26%
Service Class (commenced operations on May 1, 2003)	24.90%	3.62%	6.57%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.93%	4.97%	5.39%
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses, or taxes)	29.40%	1.10%	3.38%

Management:

Investment Adviser: Portfolio Construction Manager:

Transamerica Asset Management, Inc.  Morningstar Associates, LLC

Portfolio Construction Team:

Jon Hale, CFA, Co-Portfolio Manager since 2006

Maciej Kowara, CFA, Co-Portfolio Manager since 2006

Jeff McConnell, CFA, Co-Portfolio Manager since 2006

Michael Stout, CFA, Co-Portfolio Manager since 2006

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Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica Asset Allocation – Growth VP

Investment Objective: Seeks long-term capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.10%	0.10%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.04%	0.04%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.94%	0.94%
Total annual fund operating expenses[a]	1.08%	1.33%

a Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$110	$375	$661	$1,475
Service	$135	$421	$729	$1,601

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 18% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

• Under normal circumstances, it expects to invest primarily in underlying portfolios that invest in equities, which may include both stocks and commodity-related securities.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks, historical performance, current valuations, and other global economic factors.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio construction manager, Morningstar Associates, LLC, may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the

5

portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Asset Allocation – The sub-adviser allocates the portfolio's assets among various underlying portfolios and/or exchange-traded funds. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses, and may cause the portfolio to underperform other portfolios with a similar strategy.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Defensive Investing – Short-term debt securities held by the portfolio for defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If a significant amount of the portfolio's assets are used for defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the portfolio's prospectus identifies certain risks of each underlying portfolio.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance

6

calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	18.47%
Worst Quarter:	12/31/2008	-22.25%
Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 1, 2002)	29.82%	1.85%	3.86%
Service Class (commenced operations on May 1, 2003)	29.54%	1.60%	6.85%
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses, or taxes)	29.40%	1.10%	3.38%

Management:

Investment Adviser: Portfolio Construction Manager:

Transamerica Asset Management, Inc.  Morningstar Associates, LLC

Portfolio Construction Team

Jon Hale, CFA, Co-Portfolio Manager since 2006

Maciej Kowara, CFA, Co-Portfolio Manager since 2006

Jeff McConnell, CFA, Co-Portfolio Manager since 2006

Michael Stout, CFA, Co-Portfolio Manager since 2006

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

7

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8

Transamerica Asset Allocation – Moderate VP

Investment Objective: Seeks capital appreciation and current income.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.10%	0.10%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.03%	0.03%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.82%	0.82%
Total annual fund operating expenses[a]	0.95%	1.20%

a Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 97	$335	$592	$1,327
Service	$122	$381	$660	$1,455

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 18% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 50% of assets in equities, which may include both stocks and commodity-related securities, and 50% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks, volatility in the equity markets, historical performance, current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio construction manager, Morningstar Associates, LLC, may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

9

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Asset Allocation – The sub-adviser allocates the portfolio's assets among various underlying portfolios and/or exchange-traded funds. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses, and may cause the portfolio to underperform other portfolios with a similar strategy.

• Credit – If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Defensive Investing – Short-term debt securities held by the portfolio for defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If a significant amount of the portfolio's assets are used for defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance

10

that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the portfolio's prospectus identifies certain risks of each underlying portfolio.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to a secondary index which is used to more closely reflect the principal strategies and policies of the portfolio. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	13.33%
Worst Quarter:	12/31/2008	-13.10%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 1, 2002)	26.40%	3.89%	5.27%
Service Class (commenced operations on May 1, 2003)	26.20%	3.64%	7.14%
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses, or taxes)	29.40%	1.10%	3.38%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.93%	4.97%	5.39%

Management:

Investment Adviser: Portfolio Construction Manager:

Transamerica Asset Management, Inc.  Morningstar Associates, LLC

Portfolio Construction Team:

Jon Hale, CFA, Co-Portfolio Manager since 2006

Maciej Kowara, CFA, Co-Portfolio Manager since 2006

Jeff McConnell, CFA, Co-Portfolio Manager since 2006

Michael Stout, CFA, Co-Portfolio Manager since 2006

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus

11

and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

12

Transamerica Asset Allocation – Moderate Growth VP

Investment Objective: Seeks capital appreciation with current income as a secondary objective.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.10%	0.10%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.03%	0.03%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.86%	0.86%
Total annual fund operating expenses[a]	0.99%	1.24%

a Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$101	$347	$613	$1,373
Service	$126	$393	$681	$1,500

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 13% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 70% of assets in equities, which may include both stocks and commodity-related securities, and 30% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks, volatility in the equity markets, historical performance, current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio construction manager, Morningstar Associates, LLC, may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

13

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Asset Allocation – The sub-adviser allocates the portfolio's assets among various underlying portfolios and/or exchange-traded funds. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses, and may cause the portfolio to underperform other portfolios with a similar strategy.

• Credit – If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Defensive Investing – Short-term debt securities held by the portfolio for defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If a significant amount of the portfolio's assets are used for defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance

14

that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the portfolio's prospectus identifies certain risks of each underlying portfolio.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to a secondary index which is used to more closely reflect the principal strategies and policies of the portfolio. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	15.60%
Worst Quarter:	12/31/2008	-17.33%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 1, 2002)	28.16%	3.05%	4.77%
Service Class (commenced operations on May 1, 2003)	27.87%	2.82%	7.18%
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses, or taxes)	29.40%	1.10%	3.38%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.93%	4.97%	5.39%

Management:

Investment Adviser: Portfolio Construction Manager:

Transamerica Asset Management, Inc.  Morningstar Associates, LLC

Portfolio Construction Team:

Jon Hale, CFA, Co-Portfolio Manager since 2006

Maciej Kowara, CFA, Co-Portfolio Manager since 2006

Jeff McConnell, CFA, Co-Portfolio Manager since 2006

Michael Stout, CFA, Co-Portfolio Manager since 2006

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about

15

the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

16

Transamerica BlackRock Large Cap Value VP

Investment Objective: Seeks long-term capital growth.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.78%	0.78%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.06%	0.06%
Total annual fund operating expenses	0.84%	1.09%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 86	$300	$532	$1,199
Service	$111	$347	$601	$1,329

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 128% of the average value of the portfolio's portfolio.

Principal Investment Strategies: Under normal circumstances, the portfolio's sub-adviser, BlackRock Investment Management, LLC (“BlackRock”), invests at least 80% of the portfolio's net assets in equity securities of large cap companies. The portfolio considers a large cap company to be one which, at the time of purchase, has a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Value Index. As of December 31, 2009, the lowest market capitalization in this group was approximately $6.084 billion.

The portfolio may invest in foreign securities that are represented by American Depositary Receipts. The portfolio may invest in convertible securities, preferred stocks, illiquid securities, and U.S. government debt securities.

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

17

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

• U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2004, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

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Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2003	19.27%
Worst Quarter:	09/30/2002	-20.67%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 1, 1996)	13.99%	1.34%	4.77%
Service Class (commenced operations on May 1, 2003)	13.71%	1.09%	7.25%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	19.69%	-0.25%	2.47%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  BlackRock Investment Management, LLC

Portfolio Managers:

Robert C. Doll, Jr., CFA, Portfolio Manager since 2004

Daniel Hanson, CFA, Portfolio Manager since 2008

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

19

Transamerica Diversified Equity VP

Investment Objective: Seeks to maximize capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[b]
	Class of Shares
	Initial	Service
Management fees	0.73%	0.73%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.16%	0.16%
Total annual fund operating expenses	0.89%	1.14%
Expense reduction[a]	0.04%	0.04%
Total annual fund operating expenses after expense reduction	0.85%	1.10%

a Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through April 30, 2011, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 0.85%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized portfolio operating expenses are less than the cap, excluding 12b-1 fees and extraordinary expenses. The expense cap may be terminated by the portfolio’s Board of Trustees at any time.

b Annual portfolio operating expenses have been restated to reflect expenses for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 87	$312	$556	$1,254
Service	$112	$358	$624	$1,383

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 54% of the average value of the portfolio's portfolio.

Principal Investment Strategies: Transamerica Investment Management, LLC (“TIM”), the portfolio's sub-adviser, invests, under normal circumstances, at least 80% of the portfolio's net assets in domestic equity securities. The portfolio typically limits its holdings to fewer than 60 companies.

TIM uses a “bottom-up” approach to investing. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

TIM may invest in securities issued by companies of all sizes. Generally, however, TIM will invest in securities of companies whose market capitalization (total market value of publicly traded securities) is greater than $500 million at the time of investment. The portfolio may invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

20

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Focused Investing – To the extent the portfolio invests in a limited number of issuers, changes in the value of individual securities may have a significant impact on your investment.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

21

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2010, the portfolio was named Transamerica Templeton Global VP, and had a different sub-adviser, a different investment objective and used different investment strategies.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	20.60%
Worst Quarter:	12/31/2008	-21.70%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on December 3, 1992)	28.32%	1.24%	-3.89%
Service Class (commenced operations on May 1, 2003)	27.85%	0.96%	5.48%
Standard & Poor’s 500 Composite Stock Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-0.95%
Morgan Stanley Capital International World Index[1] (reflects no deduction for fees, expenses, or taxes)	30.79%	2.57%	0.23%

1 This index served as the benchmark for the portfolio prior to May 1, 2010, at which time it was replaced with the Standard & Poor’s 500 Composite Stock Index. This benchmark index change was made to more accurately reflect the principal strategies of the portfolio.

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Transamerica Investment Management, LLC

Portfolio Managers:

Edward S. Han, Portfolio Manager (Lead) since 2010

Peter O. Lopez, Portfolio Manager (Co) since 2009

Gary U. Rollé, CFA, Portfolio Manager (Co) since 2009

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

22

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

23

Transamerica Focus VP

Investment Objective: Seeks to maximize long-term growth.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.80%	0.80%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.10%	0.10%
Total annual fund operating expenses	0.90%	1.15%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 92	$319	$565	$1,269
Service	$117	$365	$633	$1,398

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 131% of the average value of the portfolio's portfolio.

Principal Investment Strategies: Transamerica Investment Management, LLC (“TIM”), the portfolio's sub-adviser, seeks to achieve the portfolio's objective by investing, under normal circumstances, primarily in domestic equity securities that, in TIM’s opinion, are trading at a material discount to intrinsic value. TIM assesses intrinsic value primarily through discounted cash flow analysis, though acquisition and comparable company valuation analyses may be used to a lesser extent. The portfolio will generally invest in domestic equity securities of any size. The portfolio may also invest up to 10% of its assets in short sale positions. The portfolio may invest up to 20% of its assets in convertible and non-convertible high-yield debt securities rated below investment grade.

TIM uses a “bottom-up” approach to investing. A “bottom-up” approach is looking at individual issuers against the context of broader market factors.

TIM seeks out U.S. companies showing strong potential for shareholder value creation, high barriers to competition, solid free cash flow generating ability, excellent capital allocation discipline and experienced management.

The portfolio may invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

In the event TIM is unable to identify sufficient investments that meet the portfolio's criteria, the portfolio may maintain a balance in cash and cash equivalents that may range up to 40% of total assets.

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

This portfolio is non-diversified.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

24

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Focused Investing – To the extent the portfolio invests in a limited number of issuers, changes in the value of individual securities may have a significant impact on your investment.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Non-Diversification – The portfolio is classified as “non-diversified,” which means it may invest in a larger percentage of its assets in one issuer than a diversified portfolio. To the extent the portfolio invests its assets in fewer issuers, the portfolio will be more susceptible to negative events affecting those issuers.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Short Sales – A short sale may be effected by selling a security that the portfolio does not own. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain.

25

Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio may also pay transaction costs and borrowing fees in connection with short sales.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to November 20, 2009, the portfolio was named Transamerica Legg Mason Partners All Cap VP, and had a different sub-adviser, a different investment objective and used different investment strategies.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	09/30/2009	18.84%
Worst Quarter:	12/31/2008	-22.68%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 3, 1999)	27.91%	0.29%	3.13%
Service Class (commenced operations on May 1, 2003)	27.57%	0.03%	5.27%
Standard & Poor’s 500 Composite Stock Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-0.95%
Russell 3000® Index[1] (reflects no deduction for fees, expenses, or taxes)	28.34%	0.76%	-0.20%

1  This index served as the benchmark for the portfolio prior to November 20, 2009, at which time it was replaced with the Standard & Poor’s 500 Composite Stock Index. This benchmark index change was made to more closely reflect the principal strategies of the portfolio.

26

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Transamerica Investment Management, LLC

Portfolio Managers:

Edward S. Han, Portfolio Manager (Lead) since 2009

Kirk J. Kim, Portfolio Manager (Lead) since 2009

Joshua D. Shaskan, CFA, Portfolio Manager (Lead) since 2009

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

27

Transamerica Jennison Growth VP

Investment Objective: Seeks long-term growth of capital.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.79%	0.79%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.06%	0.06%
Total annual fund operating expenses	0.85%	1.10%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 87	$303	$538	$1,211
Service	$112	$350	$606	$1,340

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 76% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio's sub-adviser, Jennison Associates LLC (“Jennison”), invests, under normal circumstances, at least 65% of the portfolio's total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts of U.S. companies with market capitalizations of at least $1 billion that Jennison considers to have above average prospects for growth. These companies are generally medium- to large-capitalization companies.

The sub-adviser uses a “bottom-up” approach, researching and evaluating individual company fundamentals rather than macro-economic factors, to identify individual companies with earnings growth potential that may not be recognized by the market at large. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

The portfolio may invest up to 20% of its assets in the securities of foreign issuers.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

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• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Medium-Sized Companies – Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies generally are subject to more volatility in price than larger company securities.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Jennison Growth Portfolio of Endeavor Series Trust. Jennison has been the

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portfolio’s sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	12/31/2001	16.24%
Worst Quarter:	12/31/2008	-20.76%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on November 18, 1996)	41.00%	2.82%	-2.14%
Service Class (commenced operations on May 1, 2003)	40.69%	2.58%	6.27%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	37.21%	1.63%	-3.99%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Jennison Associates LLC

Portfolio Managers:

Michael A. Del Balso, Portfolio Manager since 2000

Kathleen A. McCarragher, Portfolio Manager since 2000

Spiros “Sig” Segalas, Portfolio Manager since 2004

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica Multi Managed Large Cap Core VP

Investment Objective: Seeks to provide high total return.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.75%	0.75%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.10%	0.10%
Total annual fund operating expenses	0.85%	1.10%
Expense reduction[a]	0.01%	0.01%
Total annual fund operating expenses after expense reduction	0.84%	1.09%

a Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through April 30, 2011, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 0.84%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized portfolio operating expenses are less than the cap, excluding 12b-1 fees and extraordinary expenses. The expense cap may be terminated by the portfolio’s Board of Trustees at any time.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 86	$302	$537	$1,210
Service	$111	$349	$605	$1,339

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 73% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio’s sub-adviser, Morgan Stanley Investment Management Inc.(“MSIM”), under normal circumstances, invests at least 80% of the portfolio’s assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that MSIM believes have strong free cash flow and earnings growth potential or are undervalued. MSIM emphasizes individual security selection.

MSIM may invest up to 10% of the portfolio’s assets in securities of issuers economically tied to emerging markets countries. An issuer generally will be deemed to be economically tied to a country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. Derivative instruments used by the portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The portfolio may invest up to 10% of its total assets in real estate investment trusts (“REITs”).

The portfolio may invest up to 25% of its total assets in securities of foreign issuers, including emerging markets securities, primarily through ownership of depositary receipts.

The portfolio spans both growth and value styles of investing, and is managed by two separate groups at MSIM, a growth team and a value team. Both inflows and outflows will be allocated equally between the two investment styles. In addition, MSIM

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will rebalance monthly to maintain an equal allocation between the two investment styles. These allocations are non-discretionary.

Growth — The growth team seeks capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets.

The sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The sub-adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The sub-adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

Value — The value team emphasizes a value style of investing seeking well-established, undervalued companies believed by MSIM to possess the potential for capital growth and income. Portfolio securities are typically sold when MSIM’s assessments of the capital growth and income potential of such securities materially change.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• REITs – When the portfolio invests in Real Estate Investment Trusts (“REITs”), it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure; and the failure to

32

qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio; Endeavor Asset Allocation Portfolio of Endeavor Series Trust.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	09/30/2009	19.50%
Worst Quarter:	12/31/2008	-25.25%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on April 8, 1991)	45.41%	2.12%	1.04%
Service Class (commenced operations on May 1, 2003)	45.09%	1.87%	5.55%
Standard & Poor's 500 Composite Stock Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-0.95%
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Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Morgan Stanley Investment Management Inc.

Portfolio Managers:

Growth Team

Dennis P. Lynch, Lead Portfolio Manager since 2002

David S. Cohen, Portfolio Manager since 2002

Sam G. Chainani, Portfolio Manager since 2004

Alexander T. Norton, Portfolio Manager since 2005

Jason C. Yeung, Portfolio Manager since 2007

Armistead B. Nash, Portfolio Manager since 2008

Value Team

Kevin Holt, Co-Lead Portfolio Manager since 2004

Jason Leder, Co-Lead Portfolio Manager since 2004

Devin Armstrong, Portfolio Manager since 2007

James Warwick, Portfolio Manager since 2007

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica Third Avenue Value VP

Investment Objective: Seeks long-term capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.80%	0.80%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.12%	0.12%
Total annual fund operating expenses	0.92%	1.17%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 94	$325	$576	$1,292
Service	$119	$372	$644	$1,420

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 8% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio's sub-adviser, Third Avenue Management LLC (“Third Avenue”), invests, under normal circumstances, at least 80% of the portfolio's assets in common stocks of U.S. and non-U.S. issuers. The portfolio seeks to achieve its objective mainly by acquiring common stocks of well-financed companies (meaning companies with high-quality assets and a relative absence of liabilities) at a discount to what the sub-adviser believes is their intrinsic value. The portfolio also seeks to acquire senior securities, such as debt instruments (including high-yield and distressed securities that may be in default and may have any or no credit rating) that the sub-adviser believes are undervalued.

Third Avenue employs an opportunistic, “bottom-up” research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. A "bottom-up" approach is looking at individual companies against the context of broader market factors.

The portfolio invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the portfolio's investment strategies and restrictions. The portfolio may invest up to 15% of its assets in high-yield/high risk fixed-income securities and other types of debt securities.

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

The portfolio is a non-diversified portfolio.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

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• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Non-Diversification – The portfolio is classified as “non-diversified,” which means it may invest in a larger percentage of its assets in one issuer than a diversified portfolio. To the extent the portfolio invests its assets in fewer issuers, the portfolio will be more susceptible to negative events affecting those issuers.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

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Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to a secondary index which is used to more closely reflect the principal strategies and policies of the portfolio. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	26.13%
Worst Quarter:	12/31/2008	-27.29%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on January 2, 1998)	34.88%	2.07%	9.18%
Service Class (commenced operations on May 1, 2003)	34.52%	1.81%	9.66%
Russell 3000® Value Index (reflects no deduction for fees, expenses, or taxes)	19.76%	-0.24%	2.88%
Morgan Stanley Capital International World Index[1] (reflects no deduction for fees, expenses, or taxes)	30.79%	2.57%	0.23%

1 This index was added as an additional benchmark to the portfolio on May 1, 2010 to more closely reflect the principal strategies and policies of the portfolio.

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Third Avenue Management LLC

Portfolio Managers:

Curtis R. Jensen, Co-Portfolio Manager since 1998

Yang Lie, Co-Portfolio Manager since 2008

Kathleen K. Crawford, Assistant Portfolio Manager since 2007

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

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Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica WMC Diversified Growth VP

Investment Objective: Seeks to maximize long-term growth.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.72%	0.72%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.07%	0.07%
Total annual fund operating expenses	0.79%	1.04%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 81	$285	$505	$1,141
Service	$106	$331	$574	$1,271

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 43% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio invests, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria.

The portfolio’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. A "bottom-up" approach is looking at individual companies against the context of broader market factors.

Wellington Management continually monitors every company in the portfolio’s portfolio for fundamental attractiveness. The portfolio typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities,

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they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Focused Investing – To the extent the portfolio invests in a limited number of issuers, changes in the value of individual securities may have a significant impact on your investment.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

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Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Funds, Inc., which employed different investment strategies.

Prior to April 9, 2010, the portfolio was named Transamerica Equity VP, had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	18.98%
Worst Quarter:	12/31/2008	-24.19%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on December 31, 1980)	29.20%	0.55%	-1.01%
Service Class (commenced operations on May 1, 2003)	28.90%	0.29%	5.59%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	37.21%	1.63%	-3.99%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Wellington Management Company, LLP

Portfolio Manager:

Paul E. Marrkand, CFA, Portfolio Manager since 2010

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to

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the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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More On The Portfolios’ Strategies And Investments

The following provides additional information regarding the portfolios’ strategies and investments described at the front of the prospectus. Information contained in this prospectus may apply to portfolios of Transamerica Series Trust not offered in your policy or contract. Except as otherwise expressly stated for a particular portfolio in this prospectus or in the statement of additional information or as required by law, there is no limit on the amount of a portfolio’s assets that may be invested in a particular type of security or investment.

Transamerica AEGON High Yield Bond VP: The portfolio's sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's net assets in high-yield/high-risk bonds (commonly known as “junk bonds”).

Junk bonds are high risk debt securities rated in medium or lower rating categories or determined by AUIM to be of comparable quality.

AUIM’s strategy is to seek to achieve yields as high as possible while seeking to manage risk. AUIM uses a “top-down/bottom-up” approach in managing the portfolio's assets. The “top-down” approach is to adjust the risk profile of the portfolio. AUIM analyzes four factors that affect the movement of fixed-income bond prices which include: economic indicators; technical indicators that are specific to the high-yield market; investor sentiment and valuation. Analysis of these factors assists AUIM in its decision regarding the portfolio's allocations.

AUIM has developed a proprietary credit model that is the foundation of its “bottom-up” analysis. The model tracks historical cash flow numbers and calculates credit financial ratios. Because high-yield companies are of higher financial risk, AUIM does a thorough credit analysis of all companies in the portfolio, as well as all potential acquisitions.

Each potential buy and sell candidate is analyzed by AUIM from both the “top-down” and “bottom-up” strategies. An industry may look attractive in one area, but not the other. They can review the results of their analysis and decide whether or not to proceed with a transaction.

AUIM may sell portfolio securities when it determines there are changes in economic indicators, technical indicators or valuation.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Asset Allocation – Conservative VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 35% of assets in equities, which may include both stocks and commodity-related securities, and 65% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying funds that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolios, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

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It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other fund investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Asset Allocation – Growth VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

• Under normal circumstances, it expects to invest primarily in underlying portfolios that invest in equities, which may include both stocks and commodity-related securities.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), historical performance, global markets’ current valuations, and other global economic factors.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Asset Allocation – Moderate VP: The portfolio seeks its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 50% of assets in equities, which may include both stocks and commodity-related securities, and 50% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

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As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Asset Allocation – Moderate Growth VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 70% of assets in equities, which may include both stocks and commodity-related securities, and 30% of assets in fixed-income, which may include bonds, cash, cash equivalents and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Balanced VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio's objective by investing, under normal circumstances, primarily in common stocks and high quality bonds with maturities of less than 30 years. TIM allocates the portfolio's assets between equity and debt securities based on its assessment of current business and investment conditions. However, at all times, the portfolio will hold at least 25% of its assets in non-convertible fixed-income securities. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments.

TIM normally invests in a portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM’s equity and fixed-income management teams work together to build a portfolio of growth stocks combined with bonds that TIM considers to be of good credit quality purchased at favorable prices.

TIM uses a “bottom up” approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM’s opinion.

Equity Investments

TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term, above-average rate of return. In projecting free cash flows and determining earnings potential and valuation, TIM uses multiple factors such as:

• the quality of the management team;

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• the company’s ability to earn returns on capital in excess of the cost of capital;

• competitive barriers to entry; and

• the financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments

TIM’s bond management team seeks out bonds with credit strength of the quality that it believes could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. TIM analyzes this market information daily, negotiating each trade and buying bonds at what TIM considers to be the best available prices.

The portfolio may invest in mortgage-backed securities and lower-rated bonds. The portfolio may also invest in derivative securities, including futures, options and options on futures, swaps and foreign securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica BlackRock Global Allocation VP: The Fund seeks to achieve its objective by investing in both equity and debt securities, including money market securities and other short-term securities or instruments, of issuers located around the world. There is no limit on the percentage of assets the Fund can invest in a particular type of security. Generally, the Fund seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. Except as described below, the Fund has no geographic limits on where its investments may be located. This flexibility allows Fund management to look for investments in markets around the world that it believes will provide the best relative asset allocation to meet the Fund’s objective. The Fund may invest in securities of any market capitalization. The Fund may also invest in REITs.

Fund management uses the Fund’s investment flexibility to create a portfolio of assets that, over time, tends to be relatively balanced between equity and debt securities and that is widely diversified among many individual investments. While the Fund can, and does, look for investments in all the markets of the world, it will typically invest a majority of its assets in the securities of companies and governments located in North and South America, Europe, Australia and the Far East. In addition to investing in foreign securities, the Fund actively manages its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. From time to time, the Fund may own foreign cash equivalents or foreign bank deposits as part of the Fund’s investment strategy. The Fund will also invest in non-U.S. currencies, however, the Fund may underweight or overweight a currency based on the Fund management team’s outlook. The Fund may also invest in non-convertible debt securities. Non-convertible debt securities will generally be longer-term securities with the potential for capital appreciation through changes in interest rates, exchange rates or the general perception of the creditworthiness of issuers in certain countries.

The Fund’s composite Reference Benchmark has at all times since the Fund’s formation included a 40% weighting in non-U.S. securities. Throughout its history, the Fund has maintained a weighting in non-US securities, often exceeding the 40% Benchmark weighting and rarely falling below this allocation. Under normal circumstances, the Fund anticipates it will continue to allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by Fund management, in which case the Fund would invest at least 30%) — of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes the Fund may deviate very substantially from the allocation described above.

The Fund may invest a portion of its assets in securities related to real assets (like real estate or precious metals-related securities) such as stock, bonds or convertible bonds issued by real estate investment trusts or companies that mine precious metals.

The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles that exclusively invest in precious metals,

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which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. The Fund may also gain exposure to commodity markets by investing in the Subsidiary. The Subsidiary invests primarily in commodity-related instruments. BlackRock is the manager of the Subsidiary. The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The Fund will limit its investments in the Subsidiary to 25% of its net assets.

The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, BlackRock, in managing the Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described in detail in the SAI. The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Board regarding the Subsidiary’s compliance with its policies and procedures. The Fund and Subsidiary test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary complies with asset segregation requirements to the same extent as the Fund.

BlackRock provides investment management and other services to the Subsidiary. BlackRock does not receive separate compensation from the Subsidiary for providing it with investment management or administrative services. However, the Fund pays BlackRock based on the Fund’s assets, including the assets invested in the Subsidiary. The Subsidiary will also enter into separate contracts for the provision of custody, transfer agency, and audit services with the same or with affiliates of the same service providers that provide those services to the Fund. The financial statements of the Subsidiary will be consolidated with the Fund’s financial statements in the Fund’s Annual and Semi-Annual Reports. The Fund’s Annual and Semi-Annual Reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated in the Fund's prospectus.

In making investment decisions, Fund management tries to identify the long term trends and changes that could benefit particular markets and/or industries relative to other markets and industries. Fund management will consider a variety of factors when selecting the markets, such as the rate of economic growth, natural resources, capital reinvestment and the social and political environment.

In deciding between equity and debt investments, Fund management looks at a number of factors, such as the relative opportunity for capital appreciation, capital recovery risk, dividend yields and the level of interest rates paid on debt securities of different maturities. Dividend yield is a common stock’s annualized dividend stream divided by the stock’s current price, which represents the stock’s current expected rate of current income.

In selecting real assets (like real estate or precious metals-related securities), Fund management identifies real assets that it believes will increase in value because of economic trends and cycles or political or other events.

In selecting stocks and other securities that are convertible into stocks, Fund management emphasizes stocks that it believes are undervalued. Fund management places particular emphasis on companies with below average price/earnings ratios or that may pay above average dividends.

Fund management will invest in “junk” bonds, corporate loans and distressed securities only when it believes that they will provide an attractive total return, relative to their risk, as compared to higher quality debt securities. Distressed securities are securities that are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition or are rated in the lowest rating categories by at least one independent rating agency (CC or lower by S&P or Fitch or Ca or lower by Moody’s), or if unrated, judged to be of comparable quality by Fund management.

Fund management will invest in distressed securities when Fund management believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that the Fund will generally achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization.

Transamerica BlackRock Large Cap Value VP: The portfolio's sub-adviser, BlackRock Investment Management, LLC (“BlackRock”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's net assets in equity securities of large cap companies. The portfolio considers a large cap company to be one which, at the time of purchase, has a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Value Index. As of December 31, 2009, the lowest market capitalization in this group was approximately $6.084 billion.

The portfolio may invest in foreign securities that are represented by American Depositary Receipts. The portfolio may invest in convertible securities, preferred stocks, illiquid securities, and U.S. government debt securities.

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The portfolio will seek to outperform the Russell 1000® Value Index by investing in equity securities that BlackRock believes are selling at below normal valuations. The portfolio emphasizes value-oriented investments.

In selecting securities for the portfolio from its benchmark universe, BlackRock uses a proprietary multi-factor quantitative model. The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth. BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation.

A company’s stock price relative to its earnings and book value, among other factors, is also examined—if BlackRock believes that a company is overvalued, it will not be considered as an investment for any fund. After the initial screening is done, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations. “Fundamental analysis” is a method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an “index” portfolio. In seeking to outperform the benchmark, however, BlackRock reviews potential investments using certain criteria that are based on the securities in the relevant index. These criteria currently include the following:

• Relative price to earnings and price to book ratios

• Stability and quality of earnings

• Earnings momentum and growth

• Weighted median market capitalization of the portfolio

• Allocation among the economic sectors of the portfolio as compared to the applicable index

• Weighted individual stocks within the applicable index

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to the risk with respect to the depository institution holding the cash.

Transamerica BlackRock Tactical Allocation VP: BlackRock Financial Management, Inc. (“BlackRock”), the portfolio’s sub-adviser, seeks to achieve the portfolio’s objective by investing its assets in a combination of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

• Under normal circumstances, the portfolio’s investments in equity funds will vary between 40% and 90% of the portfolio’s net assets, with the remaining portion invested in fixed-income funds, which may include money market funds. Equity exposure increases with higher 10-year swap rates and lower implied volatility. Equity exposure decreases with lower swap rates and higher implied volatility.

• The portfolio’s target level of equity exposure is determined monthly by a proprietary tactical asset allocation model based on specified market factors, such as the 10-year swap rate and implied volatility. The model was provided to Transamerica Asset Management, Inc., the portfolio’s investment adviser, by an affiliated insurance company and is used by that company to develop and price insurance policies and variable annuity contracts. The model is run on the first business day of each month and produces the target equity allocation for the month.

• BlackRock may not vary or override the target level equity exposure regardless of their view of the market outlook. Based on the model’s target allocation, BlackRock selects among the underlying equity and fixed-income funds and rebalances the portfolio’s assets among the underlying portfolios to maintain the target weightings. BlackRock may choose to invest a portion of the portfolio’s assets in one or more underlying portfolios which they sub-advise.

• The equity funds may have fixed-income exposure and the fixed-income funds could likewise have equity exposure. Such exposures are not considered by the model and could impact the performance of the underlying portfolios and the portfolio.

• The portfolio may also invest directly in securities, including U.S. government securities, short-term commercial paper, cash and cash equivalents.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the

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portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

Transamerica Clarion Global Real Estate Securities VP: Under normal circumstances, the portfolio's sub-adviser, ING Clarion Real Estate Securities, LLC (“Clarion”), will invest at least 80% of the portfolio's net assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Clarion considers issuers principally engaged in the real estate industries to be companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's portfolio will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in equity securities of real estate companies which include common stocks of large-, mid- and small-sized issuers, including real estate investment trusts (“REITs”), and convertible securities.

Clarion uses a disciplined two-step process for constructing the portfolio's portfolio. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-backed securities such as pass through certificates, real estate mortgage investment conduit (“REMIC”) certificates, and collateralized mortgage obligations (“CMOs”), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

This portfolio is non-diversified.

Transamerica Convertible Securities VP: The portfolio’s sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the portfolio’s net assets in convertible securities across the credit spectrum. Convertible securities are fixed-income securities that convert into shares of common stock of their issuer.

Convertible securities perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. TIM may also invest the portfolio’s assets in other types of securities, including common stock.

TIM may invest the portfolio’s assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may, but not need, invest in derivatives. TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio’s exposure to changing security prices or other factors that affect security values.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Diversified Equity VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), invests, under normal circumstances, at least 80% of the portfolio's net assets in domestic equity securities. TIM uses an intrinsic valuation discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term, above-average rate of return. The portfolio typically limits its holdings to fewer than 60 companies.

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TIM uses a “bottom-up” approach to investing. It studies industry and economic trends, but focuses on researching individual companies. As part of TIM’s strategy, the portfolio's portfolio is constructed one company at a time. Each company passes through a rigorous research process and stands on its own merits as a viable investment in TIM’s opinion.

In projecting cash flows and determining earnings potential, TIM uses multiple factors such as:

• the quality of the management team

• the company’s ability to earn returns on capital in excess of the cost of capital

• competitive barriers to entry

• the financial condition of the company

In seeking to achieve the portfolio's goal, TIM may invest in securities issued by companies of all sizes. Generally, however, TIM will invest in the securities of companies whose market capitalization (total market value of publicly traded securities) is greater than $500 million.

Consistent with the portfolio's objectives and other policies, TIM may, but need not, invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Efficient Markets VP: The portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), seeks to achieve the portfolio’s objective by investing its assets in a combination of underlying exchange traded funds (“ETFs”) and institutional mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, it expects to allocate substantially all of its assets among the underlying portfolios to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 65% of portfolio assets in institutional mutual funds that invest primarily in equities and 35% of portfolio assets in ETFs that investment primarily in bonds. These percentages may vary. The underlying institutional mutual funds in which the portfolio may invest consist of domestic equity, international equity and value equity funds.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying portfolio based on what it considers to be prudent diversification principles. It seeks to utilize the principle of efficient markets, which assumes that market prices reflect values and information accurately and quickly, in implementing the portfolio’s strategy.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying portfolios that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

It is expected that the portfolio will hold at least four underlying ETFs and six underlying institutional mutual funds. The portfolio may invest in one or more underlying portfolios that may also invest in other funds. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolios at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

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As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio may invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Federated Market Opportunity VP: The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (“Federated”), pursues the portfolio's investment objective by investing, under normal circumstances, in domestic and foreign securities that Federated deems to be undervalued or out-of-favor, and other investments detailed in the strategy below which may include maintaining a cash position invested in traditional cash instruments. Federated can position the fund with respect to various asset classes or individual securities in a net long or a net short position.

Federated’s investment management approach may be described as contrarian in nature because the sub-adviser anticipates that it will invest in out-of-favor securities or deviate from the consensus view on markets in general, a sector, or individual securities.

The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. The portfolio generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships, or “revert to the mean.”

With regard to equity securities, Federated primarily uses the “value” style of investing and selects securities primarily utilizing a “bottom-up” approach to security analysis but also secondarily considers “top-down” analysis and sector allocation. Federated does not generally consider the composition of market indices in its selection of equity securities. Federated’s use of the “value” style of investing seeks to identify and select securities that, in Federated’s opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer’s industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company. Lastly, Federated assembles a portfolio of securities by considering sector allocations. Sectors are broad categories of companies with similar characteristics. Federated determines the sector allocation of the portfolio's portfolio primarily based upon its opinion as to which sectors are, as a whole, priced at a low market valuation when compared with other sectors, and which are currently out-of-favor. Depending on its outlook, Federated may take a short position in a particular asset class, security or other investment.

Federated uses technical analysis of the market as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

Federated may increase the portfolio's cash position if Federated is unable to find a sufficient number of attractive securities. Additionally, Federated anticipates normally keeping a portion of the portfolio's portfolio in cash in order to readily take advantage of buying opportunities, to increase current income or in an effort to preserve capital. The portfolio's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

When investing in fixed-income securities, Federated invests in asset classes within the fixed-income market that it believes offer the best relative value. When searching for asset classes within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. Such asset classes may include non-investment-grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations, as well as U.S. Treasury securities and other investment-grade securities. With regard to non-dollar denominated fixed-income securities, Federated also considers the currency appreciation potential of a given market. The fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities in order to increase or decrease its exposure to foreign interest rate and/or currency

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markets. Federated is not constrained by any duration or maturity range or credit quality when investing the fixed-income portion of the fund.

In addition to investing in equity and fixed-income securities, the portfolio may invest in the following in attempting to achieve its investment objective:

• derivative contracts or hybrid instruments;

• ETFs; and

• investments which give the fund exposure to the price of movement of gold, silver or other precious metals.

The portfolio may also purchase shares of ETFs in order to achieve exposure to a specific region, country, commodity or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in hybrid instruments or derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The portfolio may, for example, use derivative contracts to:

• obtain premiums from the sale of derivative contracts (e.g., write a put option on a security);

• realize gains from trading a derivative contract (e.g., buy a put option in anticipation of a decrease in an underlying security); or

• hedge against potential losses. For example, the portfolio may buy put options on stock indices or individual stocks (even if the stocks are not held by the portfolio) in an attempt to hedge against a decline in stock price.

There can be no assurance that the portfolio's use of derivative contracts or hybrid instruments will work as intended.

The fund may gain exposure to commodities by investing in hybrid instruments. For example, the fund may invest in hybrid instruments which are structured as interest-bearing notes whose amount paid at maturity is determined by the price of an underlying commodity or by the performance of a commodity index. Such commodities may include precious metals (e.g., gold, silver), industrial metals, (e.g., copper, nickel), agricultural and livestock commodities (e.g., wheat, pork), and energy related commodities (e.g., crude oil and natural gas). Finally, the fund may invest in derivatives contracts as part of its hedging strategies. For example, the fund may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which the fund may invest directly.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Focus VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio's objective by investing, under normal circumstances, primarily in domestic equity securities that, in TIM’s opinion, are trading at a material discount to intrinsic value. TIM assesses intrinsic value primarily through discounted cash flow analysis, though acquisition and comparable company valuation analyses may be used to a lesser extent. The portfolio will generally invest in domestic equity securities of any size. The portfolio may also invest up to 10% of its assets in short sale positions. The portfolio may invest up to 20% of its assets in convertible and non-convertible high-yield debt securities rated below investment grade.

TIM will use a “bottom-up” approach to investing. It studies industry and economic trends, but focuses on researching individual companies. The portfolio will be constructed one company at a time. Each company will pass through a research process and stand on its own merits as a viable investment in TIM’s opinion.

TIM’s equity management team seeks to identify U.S. companies showing:

• strong potential for shareholder value creation

• high barriers to competition

• solid free cash flow generating ability

• excellent capital allocation discipline

• experienced management aligned with shareholder interests

TIM seeks out dominant business franchises where the long-term, value-creating potential has not fully been recognized by the market.

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Consistent with the portfolio's objective and other policies, the portfolio may invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

In the event TIM is unable to identify sufficient investments that meet the portfolio's criteria, the portfolio may maintain a balance in cash and cash equivalents that may range up to 40% of total assets.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

This portfolio is non-diversified.

Transamerica Foxhall Emerging Markets/Pacific Rim VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting the market during recessionary trends.

• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, at least 80% of its net assets in ETFs that provide exposure to equity, fixed-income, currency or physical commodities that are economically tied to emerging markets or the Pacific Rim. A company, instrument or product is considered economically tied to emerging markets or the Pacific Rim if it meets one or more of the following criteria:

• principal securities trading in the securities market of an emerging market or a Pacific Rim country

• significant share of their total revenue from either goods or services produced or sales made in emerging markets or a Pacific Rim country

• significant portion of their assets in emerging markets or a Pacific Rim country

• organized under the laws of, or with principal offices in, an emerging market or Pacific Rim country

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

Countries that are considered emerging markets include but are not limited to the following:

Brazil  China   South Africa

Russia   India   South Korea

Countries that are considered Pacific Rim countries include but are not limited to the following:

Taiwan   Japan   Singapore

Malaysia Hong Kong New Zealand

• If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest,

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directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

The portfolio will normally be invested in at least six ETFs during a long-term market uptrend from the Foxhall Emerging Markets/Pacific Rim market segment. It will generally hold fewer in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Foxhall Global Conservative VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting markets during recessionary trends.

• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, approximately 75% of its net assets in ETFs representing debt securities of various maturities and credit quality, of companies and governments worldwide, commodities, foreign or U.S. currency and money market instruments, and approximately 25% of its net assets in ETFs representing stocks in companies all over the world. These percentages may vary.

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

• If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall has established internal guidelines for the fixed-income and equity components of its allocations. The fixed-income allocation is made up of one segment (bonds), while the equity allocation is comprised of three equity segments (developed markets, emerging markets and hard assets (such as real estate, precious metals and natural resources)).

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest, directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

It is expected that the portfolio will hold approximately twenty-two ETFs during a long-term market uptrend and fewer underlying portfolios in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

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The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Foxhall Global Growth VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting the market during recessionary trends.

• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, at least 80% of its net assets in equity ETFs representing stocks in companies all over the world, commodities or foreign or U.S. currency. The portfolio will invest approximately 60% in developed markets ETFs (e.g., United States and Western Europe); 30% in emerging markets (e.g., China and India) and Pacific Rim (e.g., Australia and Japan) ETFs; and 10% in hard assets ETFs (such as real estate, precious metals and natural resources). These percentages may vary.

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

• If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest, directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

It is expected that the portfolio will hold approximately eighteen ETFs during a long-term market uptrend and fewer underlying portfolios in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Foxhall Global Hard Asset VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting the market during recessionary trends.

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• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, at least 80% of its net assets in ETFs that track “hard assets.” Hard assets include precious metals, natural resources, real estate and commodities. Examples of these assets include, but are not limited to, oil, natural gas, wind energy, water resources, metals, currencies, food stuffs, agriculture equipment and services, and timber.

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

• If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”).

It is expected that the portfolio will hold at least six ETFs during a long-term market uptrend and fewer underlying portfolios in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Growth Opportunities VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), under normal circumstances, invests at least 65% of the portfolio's assets in equity securities. Equity securities include common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies.

A significant portion of the portfolio's assets may be invested in the equity securities of companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM uses a “bottom-up” approach to investing and builds the portfolio's portfolio one company at a time. TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

• strong potential for steady growth

• high barriers to competition

• experienced management incentivized along shareholder interests

It is the opinion of TIM that companies with smaller and medium-sized capitalization levels are less actively followed by security analysts, and, therefore, they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests primarily in equity securities, TIM may also, to a lesser extent, invest in debt securities in pursuit of its investment objective.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

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Transamerica Hanlon Balanced VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s equity allocation will generally vary between 25% and 75% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs or closed-end funds, consisting of any mixture of large, medium and small-cap styles and pursuing growth or value strategies. The portfolio’s bond allocation will generally vary between 25% and 75% of its net assets (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency, commodity, real estate and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Hanlon Growth VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s equity allocation will vary between 0% and 100% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs or closed-end funds, consisting of any mixture of large, medium and small-cap styles. Under certain market conditions, up to 100% of the portfolio could be allocated to bond ETFs or closed-end funds (which may include domestic and non-U.S. government and corporate bonds of any credit

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rating). Hanlon may also invest in currency, commodity, real estate and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Hanlon Growth and Income VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s equity allocation will generally vary between 0% and 75% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs or closed-end funds, consisting of any mixture of large, medium and small-cap styles and pursuing growth or value strategies. The portfolio’s bond allocation will generally vary between 0% and 25% of its net assets, but, under certain market conditions, up to 100% of the portfolio could be allocated to bond ETFs or closed-end funds (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency, commodity, real estate and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

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Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Hanlon Managed Income VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s bond allocation will vary between 0% and 100% of its net assets (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Index 35 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”).

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 35% of portfolio assets in ETFs that invest primarily in equities and 65% of portfolio assets in ETFs that invest primarily in bonds. These percentages may vary.

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• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time. The portfolio may also invest in institutional mutual funds.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without prior notice to investors.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Index 50 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”) and/or institutional mutual funds.

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 50% of portfolio assets in ETFs that invest primarily in equities and 50% of portfolio assets in ETFs that invest primarily in bonds. These percentages may vary.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving its investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

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Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Index 75 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”) and/or institutional mutual funds.

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 75% of portfolio assets in ETFs that invest primarily in equities and 25% of portfolio assets in ETFs that invest primarily in bonds. These percentages may vary.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable opportunity for achieving its investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment

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objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Index 100 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”).

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio will normally invest 100% of its assets, excluding cash and cash equivalents, in ETFs that invest primarily in equities. The portfolio intends to achieve a mix over time of approximately 75% of portfolio assets in ETFs that invest primarily in domestic equities and 25% of portfolio assets in ETFs that invest primarily in international equities. These percentages may vary.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time. The portfolio may also invest in institutional mutual funds.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without prior notice to investors.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica International Moderate Growth VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

• Under normal circumstances, it expects to allocate its investments in underlying portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging markets countries and in fixed-income securities of issuers in international developed markets. These percentages may vary.

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• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio’s portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio’s asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio’s asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Jennison Growth VP: The portfolio's sub-adviser, Jennison Associates LLC (“Jennison”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 65% of the portfolio's total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts, of U.S. companies with market capitalizations of at least $1 billion that Jennison considers to have above average prospects for growth. These companies are generally medium- to large-capitalization companies.

The sub-adviser uses a “bottom up” approach, researching and evaluating individual companies, to manage the portfolio's investments. Jennison looks primarily at individual company fundamentals rather than at macro-economic factors to identify individual companies with earnings growth potential that may not be recognized by the market at large.

When a sub-adviser uses a “bottom-up” approach, it looks primarily at individual companies against the context of broader market factors.

In selecting stocks for the portfolio, the sub-adviser looks for companies with the following financial characteristics:

• superior absolute and relative earnings growth

• above average revenue and earnings per share growth

• sustainable or improving profitability

• strong balance sheets

In addition, Jennison looks for companies that have actually achieved or exceeded expected earnings results and are attractively valued relative to their growth prospects. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the portfolio invests have historically been more volatile than the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”). In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 Index company tend to reinvest their earnings rather than distribute them, so the portfolio is not likely to receive significant dividend income on its investments. The sub-adviser focuses on stocks of companies that have distinct attributes such as:

• strong market position with a defensible franchise

• unique marketing competency

• strong research and development leading to superior new product flow

• capable and disciplined management

Such companies generally trade at high prices relative to their current earnings.

The portfolio may invest up to 20% of its assets in the securities of foreign issuers.

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The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica JPMorgan Core Bond VP: The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”) seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's assets in bonds, including (without limitation):

• U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities

• Medium- to high-quality corporate bonds

• Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations (“CMOs”)

• Asset-backed securities

• Commercial Mortgage Backed Securities (“CMBS”)

Generally, such bonds will have intermediate to long maturities.

To a lesser extent it may invest in:

• U.S. dollar-denominated foreign bonds

• Short-term securities, including agency discount notes, commercial paper and money market funds

The portfolio may invest in bonds and other debt securities that are rated in the lowest investment grade category. The portfolio's average weighted maturity will ordinarily range between four and 12 years, although the portfolio may shorten its average weighted maturity if deemed appropriate for temporary defensive purposes. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in the portfolio calculated so as to come most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of the portfolio's sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the portfolio's portfolio. Therefore, in the case of the portfolio, which may hold mortgage-backed securities, its average weighted maturity is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the portfolio given certain prepayment assumptions.

JPMorgan analyzes four major factors in managing and constructing the portfolio's portfolio: duration, market sector, maturity concentrations and individual securities. JPMorgan looks for market sectors and individual securities that it believes will perform well over time. JPMorgan is value oriented and selects individuals securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the portfolio can invest. The portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The portfolio may use derivatives as a substitute for various investments, to alter the investments characteristics of the portfolio, for risk management and/or to increase income or gain to the portfolio.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market economic, or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica JPMorgan Enhanced Index VP: The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of large- and medium-capitalization U.S. companies. The portfolio may invest in foreign companies included in the S&P 500 Index. Industry by industry, the portfolio’s weightings are generally similar to those of the S&P 500 Index. The portfolio normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500 Index.

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Within each industry, the portfolio’s sub-adviser may modestly overweight stocks that it views as undervalued or fairly valued while modestly underweighting or not holding stocks that it views as overvalued. The sub-adviser employs a three-step process in valuing stocks:

• Research — The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company’s real growth potential.

• Valuation — The research findings allow the sub-adviser to rank the companies in each industry group according to their relative value. The greater a company’s estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team’s findings.

• Stock Selection — The portfolio’s sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:

• High potential reward compared to potential risk

• Temporary mispricings caused by market overreactions

The portfolio normally invests primarily in common stocks. During ordinary market conditions, the portfolio’s sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments including:

• U.S. government securities

• Bankers’ acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank

• Commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations

• Repurchase agreements

• Short-term bonds and notes with remaining maturities of 13 months or less

The portfolio may, but not need, invest in derivatives.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica JPMorgan Mid Cap Value VP: The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of net assets in common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued.

The portfolio will normally only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.

JPMorgan may use derivatives to hedge various market risks or to increase the portfolio's income. The portfolio may also invest in master limited partnerships, although their use will not be a principal investment strategy. The portfolio may invest up to 15% of its net assets in real estate investment trusts (“REITs”).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica MFS International Equity VP: The portfolio's sub-adviser, MFS® Investment Management (“MFS”), seeks to achieve the portfolio's objective (capital growth) by investing, under normal circumstances, at least 80% of the portfolio's net

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assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries.

The portfolio normally invests primarily in equity securities of foreign companies, including emerging market equity securities. The portfolio may invest a relatively large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the portfolio, the sub-adviser is not constrained to any particular investment style. MFS may invest the portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. MFS may invest the portfolio's assets in companies of any size.

MFS may use derivatives for any investment purpose, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the portfolio, or as alternatives to direct investments.

MFS uses a “bottom-up” investment approach to buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate these and other factors may also be considered.

The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

MFS may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Money Market VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio's objective by investing the portfolio's assets in the following high quality, short-term U.S. dollar-denominated money market instruments:

• short-term corporate obligations, including commercial paper, notes and bonds

• obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

• obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

• repurchase agreements involving any of the securities mentioned above

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. Each security, at the time of purchase by the portfolio, has been determined by the sub-adviser to present minimal credit risk.

As a money market portfolio, the portfolio tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification and maturity of its investments. The portfolio invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The portfolio maintains a dollar-weighted average portfolio maturity of 60 days or less. If, after purchase, the credit rating on a security held by the portfolio is downgraded or the credit quality deteriorates, or if the maturity on a security is extended, the portfolio's sub-adviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

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Transamerica Morgan Stanley Active International Allocation VP: The portfolio’s sub-adviser is Morgan Stanley Investment Management Inc. (“MSIM”). Under normal circumstances, the portfolio invests primarily, in accordance with country and sector weightings determined by its sub-adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

MSIM utilizes a “top-down” approach that emphasizes country and sector selection and weighting rather than individual stock selection. MSIM seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) dynamics/fundamental change; and (iii) market momentum/technicals.

When a sub-adviser uses a “top-down” approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.

MSIM analyzes both the global economic environment and the economies of countries throughout the world, focusing mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia & Far East Index (the “MSCI EAFE Index”). These countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.

MSIM views each country and sector as a unique investment opportunity and evaluates factors such as valuation, growth, inflation, interest rates, corporate earnings growth, liquidity and risk characteristics, investor sentiment and economic and currency outlook. MSIM — on an ongoing basis — establishes the proportion or weighting for each country and sector (e.g., overweight, underweight or neutral) relative to the MSCI EAFE Index for investment by the portfolio. The sub-adviser invests the portfolio’s assets among the countries and/or sectors based on their assigned weighting. Within each country and/or sector, MSIM will invest in “baskets” of common stocks and other equity securities in an effort to match the performance of that country and/or sector. The portfolio may invest in emerging markets or developing countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging markets or developing countries. MSIM generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The portfolio may invest up to 10% of its net assets in foreign real estate companies, which are similar to entities organized and operated as real estate investment trusts (“REITs”) in the United States. Investing in foreign real estate companies makes the portfolio susceptible to the risks associated with the ownership of real estate and with the real estate industry in general, as well as risks that relate specifically to the way foreign real estate companies are organized and operated. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, foreign real estate companies, like U.S. REITs and mutual funds, have expenses, including management and administration fees that are paid by their shareholders. As a result, shareholders will absorb their proportional share of duplicate levels of fees when the portfolio invests in foreign real estate companies.

MSIM may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Morgan Stanley Mid-Cap Growth VP: Under normal circumstances, the portfolio will invest at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap® Growth Index. The portfolio's sub-adviser is Van Kampen Asset Management (“VKAM”). VKAM seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. VKAM typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. VKAM generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small-and large-sized companies, as well as preferred stocks, convertible securities, rights and warrants, and debt securities.

VKAM also may utilize derivative instruments, including options on securities, futures contracts and options thereon and various currency transactions in several different ways, depending upon the status of the portfolio's investment portfolio and

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VKAM’s expectations concerning the securities market. Derivative instruments used by the portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

VKAM may invest up to 25% of the portfolio's assets in securities of foreign companies, including emerging market securities, primarily through ownership of depositary receipts. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may also invest up to 10% of its assets in real estate investment trusts (“REITs”).

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested in the instruments described above except that at least a small portion of portfolio assets generally will be held as cash, repurchase agreements, or cash equivalents to honor redemption requests and for other short-term needs.

To the extent that portfolio assets are invested in cash equivalents, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to “equitize” the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Multi Managed Large Cap Core VP: The portfolio’s sub-adviser is Morgan Stanley Investment Management Inc. (“MSIM”). Under normal circumstances, at least 80% of the portfolio’s assets will be invested in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that MSIM believes have strong free cash flow and earnings growth potential or are undervalued. MSIM emphasizes individual security selection.

MSIM may invest up to 10% of the portfolio’s assets in securities of issuers economically tied to emerging markets countries. An issuer generally will be deemed to be economically tied to a country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. Derivative instruments used by the portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The portfolio may invest up to 10% of its total assets in real estate investment trusts (“REITs”).

The portfolio may invest up to 25% of its total assets in securities of foreign issuers, including emerging markets securities, primarily through ownership of depositary receipts.

The portfolio spans both growth and value styles of investing, and is managed by two separate groups at MSIM, a growth team and a value team. Both inflows and outflows will be allocated equally between the two investment styles. In addition, MSIM will rebalance monthly to maintain an equal allocation between the two investment styles. These allocations are non-discretionary.

Growth — The growth team seeks capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets.

The manager seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The manager typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

Value — The value team emphasizes a value style of investing seeking well-established, undervalued companies believed by MSIM to possess the potential for capital growth and income. Portfolio securities are typically sold when MSIM’s assessments of the capital growth and income potential of such securities materially change.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment

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objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica PIMCO Total Return VP: The portfolio's sub-adviser, Pacific Investment Management Company LLC (“PIMCO”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 65% of the portfolio's net assets in fixed-income securities of varying maturities.

The average duration of this portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Index, which as of December 31, 2009, was 4.57 years.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, Fitch, or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of the portfolio's total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging markets countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets. The portfolio may also invest up to 10% of its total assets in preferred stocks.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage-or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica ProFund UltraBear VP: The portfolio invests in derivatives that ProFund Advisors LLC (“ProFund Advisors”), the portfolio’s sub-adviser, believes should have similar daily return characteristics as twice (200%) the inverse (opposite) of the daily return of the Standard & Poor’s 500 Composite Stock Index (the “S&P 500 Index”). The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 500 U.S. operating companies and REITs selected by the S&P U.S. Index Committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis. As of September 30, 2009, the S&P 500 Index included companies with capitalizations between $1.1 billion and $329.7 billion. The average capitalization of the companies comprising the S&P 500 Index was approximately $19.6 billion. The S&P 500 Index is published under the Bloomberg ticket symbol “SPX.” Assets of the portfolio not invested in derivatives will typically be held in money market instruments.

Derivatives - The portfolio invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The portfolio invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the S&P 500 Index. Derivatives include:

• Futures Contracts - Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

• Swap Agreements - Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Money Market Instruments - The portfolio invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the portfolio should hold to approximate the performance of its benchmark. The

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portfolio may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the portfolio in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the portfolio. The portfolio seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the portfolio will seek to position its portfolio so that its exposure to its benchmark is consistent with the portfolio’s investment objective. The impact of the S&P 500 Index’s movements during the day will affect whether the portfolio’s portfolio needs to be re-positioned. For example, if the S&P 500 Index has risen on a given day, net assets of the portfolio should fall, meaning that the portfolio’s exposure will need to be decreased. Conversely, if the S&P 500 Index has fallen on a given day, net assets of the portfolio should rise, meaning the portfolio’s exposure will need to be increased.

The portfolio will concentrate its investment in a particular industry or group of industries to approximately the same extent as the S&P 500 Index is so concentrated.

The portfolio is non-diversified.

Transamerica Small/Mid Cap Value VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's net assets in small- and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion at the time of purchase.

The portfolio generally will invest in small and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM’s security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation, and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company’s products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

The portfolio may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica T. Rowe Price Small Cap VP: The portfolio’s sub-adviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of its net assets in small-cap growth companies.

Small-cap companies are currently defined by the sub-adviser as companies whose market capitalization falls within the range of companies in the Morgan Stanley Capital International U.S. Small Cap Growth Index (“MSCI U.S. Small Cap Growth Index”), which was approximately $42.28 million to $5.52 billion as of December 31, 2009, but the limits will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio’s initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range.

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not, under normal circumstances, constitute more than 50% of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

When a sub-adviser uses a “bottom-up” approach, it looks primarily at individual companies against the context of broader market factors.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a “bottom-up” manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/ earnings or price/book value

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ratios, for example) and projected earnings and sales growth, valuation, capital usage, and earnings quality. T. Rowe Price also considers portfolio risk characteristics in the process of portfolio construction.

While the portfolio normally invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets) or exchange traded funds in pursuit of its investment objective. The portfolio may, but not need, invest in derivatives, including stock index futures and options.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Third Avenue Value VP: The portfolio's sub-adviser, Third Avenue Management LLC (“Third Avenue”), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio's assets in common stocks of U.S. and non-U.S. issuers.

Third Avenue employs an opportunistic, “bottom-up” research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value.

The portfolio invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the portfolio's investment strategies and restrictions.

Third Avenue seeks to invest the portfolio's assets in attractive equity investments, which generally exhibit four essential characteristics:

• Strong Finances — the issuing company has a strong financial position, as evidenced by high-quality assets and a relative absence of significant liabilities.

• Competent Management — the company’s management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

• Understandable Business — comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

• Discount to Private Market Value — the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in high-yield/high-risk fixed-income securities and other types of debt securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

The portfolio is a non-diversified portfolio.

Transamerica U.S. Government Securities VP: The portfolio’s sub-adviser, Transamerica Investment Management, LLC (“TIM”), invests, under normal circumstances, at least 80% of the portfolio’s assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. These securities include:

• U.S. Treasury obligations

• Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities. Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise.

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• Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

• Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

• Investment grade corporate bonds

• Short-term corporate debt securities

• Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

• High yield debt securities (up to 20% of the portfolio’s total assets) so long as they are consistent with the portfolio’s objective (The weighted average maturity of such obligations will generally range from two to ten years.)

• High quality money-market securities

• Debt securities (up to 20% of the portfolio’s total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

• U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio’s total assets)

• Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the creditworthiness of issuers and the rates of interest offered by various issuers.

The portfolio’s sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio’s interest rate exposure, as well as to hedge the portfolio’s investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica WMC Diversified Growth VP: The portfolio invests, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria.

The portfolio’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. Fundamental analysis involves the assessment of a company’s business environment, market share, management, global expansion plans, balance sheet, income statement, anticipated earnings, revenues, and other related measures of value.

Wellington Management continually monitors every company in the portfolio’s portfolio for fundamental attractiveness. The portfolio typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment

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objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica WMC Diversified Growth II VP: The portfolio invests, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria.

The portfolio’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. Fundamental analysis involves the assessment of a company’s business environment, market share, management, global expansion plans, balance sheet, income statement, anticipated earnings, revenues, and other related measures of value.

Wellington Management continually monitors every company in the portfolio’s portfolio for fundamental attractiveness. The portfolio typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

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More On The Risks Of Investing In The Portfolios

Principal Investment Risks: The following provides additional information regarding the risks of investing in the portfolios as described at the front of the prospectus.

Active Investor: A significant portion of assets invested in the portfolio come from professional money managers and investors who use the portfolio as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the portfolio may have a negative impact on the portfolio’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the portfolio’s expense ratio may vary from current estimates or the historical ratio disclosed in this prospectus.

Active Trading: Certain portfolios are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

Asset Allocation: The sub-adviser allocates a portfolio's assets among various underlying portfolios. These allocations may be unsuccessful in maximizing a portfolio's return and/or avoiding investment losses.

Bank Obligations: If a portfolio concentrates in U.S. bank obligations, a portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks’ profitability.

Cash Management and Defensive Investing: Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

Commodities: Because a portfolio may invest in instruments whose performance is linked to the price of an underlying commodity or commodity index, a portfolio may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

Concentration: A portfolio will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the portfolio. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the portfolio will be more susceptible to the risks associated with that industry than a portfolio that does not concentrate its investments.

Convertible Securities: Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

Correlation and Compounding: A number of factors may affect the portfolio’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the portfolio will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the portfolio from achieving its investment objective. The risk of the portfolio not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the portfolio has a single day investment objective, the portfolio’s performance for periods greater than one day is likely to be either greater than or less than the inverse of the index performance times the stated multiple in the portfolio objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases.

Counterparty: The portfolio will be subject to the credit risk(that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the portfolio or held by special purpose or

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structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the portfolio may decline.

Country, Sector or Industry Focus: To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if a portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

Credit: If an obligor for a security held by the portfolio or a counterparty to a financial contract with the portfolio fails to pay, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the portfolio could decline. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the portfolio invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. The portfolio is subject to greater levels of credit risk to the extent it invests in junk bonds. These securities have a higher risk of issuer default and are considered speculative. The portfolio may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

Currency: When a portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, a portfolio's investments in foreign currency denominated securities may reduce the returns of a portfolio.

Currency Hedging: A portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another may remove a portfolio's opportunity to profit from the original currency and involves a risk of increased losses for a portfolio if the sub-adviser’s projection of future exchange rates is inaccurate.

Defensive Investing: Short-term debt securities held by a portfolio for defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If a portfolio holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. In that case, the portfolio would not earn income on the cash and the portfolio's yield would go down. If a significant amount of the portfolio's assets are used for defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

Derivatives: The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. A portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of a portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on a portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by a portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of a portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. A portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. A portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

Early Close/Late Close/Trading Halt: An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the portfolio being unable to buy or sell certain securities or derivatives. In such circumstances, the portfolio may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Emerging Markets: Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks. In addition, the risks associated with investing in emerging markets are often greater than investing in developed

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foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

Equity and Market: The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the portfolio to decrease.

Equity Securities: Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Exchange Traded Funds (“ETFs”): ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. ETFs typically seek to track an index, a commodity or a basket of assets like an index fund, but trade like a stock on an exchange. An investment in an ETF generally presents the same primary risks as an investment in a conventional portfolio (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) an active trading market for an ETF’s share may not develop or be maintained; or (iii) trading of an ETF’s share may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Fixed-Income Securities: The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

• market risk: fluctuations in market value

• interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

• prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing a portfolio to reinvest in lower yielding securities

• extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

• default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. A portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If a portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, a portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by a portfolio, or if an issuer of such a security has difficulty meeting its obligations, a portfolio may become the holder of a restructured security or of underlying assets. In that case, a portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Focused Investing: To the extent a portfolio invests in a limited number of issuers, its performance may be more volatile than portfolios that hold a greater variety of securities.

Foreign Securities: Investments in foreign securities, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

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• different accounting and reporting practices

• less information available to the public

• less (or different) regulation of securities markets

• more complex business negotiations

• less liquidity

• more fluctuations in prices

• delays in settling foreign securities transactions

• higher costs for holding shares (custodial fees)

• higher transaction costs

• vulnerability to seizure and taxes

• political or financial instability and small markets

• different market trading days

Geographic: Because a portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, a portfolio's performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically-diversified funds.

Growth Stocks: Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

Hard Assets: A portfolio is subject to risks associated with investing indirectly in hard assets, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. A portfolio's indirect investments in hard assets may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies.

High-Yield Debt Securities: High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

Hybrid Instruments: Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, commodities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose a portfolio to leverage risks or carry liquidity risks.

Increase in Expenses: Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

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Interest Rate: Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security tends to fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Inflation protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Interest Rate (Transamerica Money Market VP): The interest rates on short-term obligations held in a fund’s portfolio will vary, rising or falling with short-term interest rates generally. A portfolio's yield will tend to lag behind general changes in interest rates.

The ability of a portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

Inverse Correlation: Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

Investing Aggressively: The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

• Rights, options and futures contracts may not be exercised and may expire worthless.

• Warrants and rights may be less liquid than stocks.

• Use of futures and other derivatives may make a portfolio more volatile.

Investment Companies: To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds (“ETFs”), it bears its pro rata share of these investment companies’ expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

Leveraging: When a portfolio engages in transactions that have a leveraging effect on it, the value of the portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of a portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than a portfolio would otherwise have. A portfolio may take on leveraging risk by, among other things, engaging in derivative, when-issued, delayed-delivery, forward commitment or forward roll transactions or reverse repurchase agreements. Engaging in such transactions may cause a portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Liquidity: Liquidity risk exists when particular investments are difficult to sell. Although most of a portfolio's securities must be liquid at the time of investment, securities may become illiquid after purchase by a portfolio, particularly during periods of market turmoil. When a portfolio holds illiquid investments, a portfolio may be harder to value, especially in changing markets, and if a portfolio is forced to sell these investments to meet redemptions or for other cash needs, a portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain securities, a portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

Loans: A portfolio may invest in certain commercial loans, including loans generally known as “syndicated bank loans,” by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet a portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution’s interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect a portfolio.

Market: The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due

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to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The fund may experience a substantial or complete loss on any individual security.

Medium-Sized Companies: Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Mid Cap Securities: The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Money Market Funds: An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.

Mortgage-Related Securities: Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.

Non-Diversification: Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because a portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

Portfolio Selection: The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, quality, relative yield, value or market trends affecting a particular security, industry or sector, or about interest rates, is incorrect.

Portfolio Turnover: A portfolio may engage in a significant number of short-term transactions, which may adversely affect a portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for a portfolio. A portfolio ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income when distributed to shareholders.

Preferred Stock: Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company’s common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.

Prepayment or Call: Borrowers may pay back principal before the scheduled due date. Borrowers may find it advantageous to prepay principal due to a decline in interest rates or an excess in cash flow. Such prepayments may require the portfolio to replace a corporate loan, corporate debt security or other investment with a lower yielding security. This may adversely affect the portfolio's net asset value.

Real Estate Investment Trusts (“REITS”): Equity REITs can be affected by any changes in the value of the properties owned. A REIT’s performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

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Real Estate Securities: Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks may include, without limitation:

• declining real estate value

• risks relating to general and local economic conditions

• over-building

• increased competition for assets in local and regional markets

• increases in property taxes

• increases in operating expenses or interest rates

• change in neighborhood value or the appeal of properties to tenants

• insufficient levels of occupancy

• inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

Redemption (Transamerica Money Market VP): The portfolio may experience periods of heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the portfolio could have an adverse impact on the remaining shareholders in the portfolio. In addition, the portfolio may suspend redemptions when permitted by applicable regulations.

Repurchase Agreements: Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. If the other party to a repurchase agreement defaults on its obligation, a portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, a portfolio could lose money.

Rule 144A Securities: “Rule 144A” securities are securities that are not registered for sale to the public and thus are considered “restricted.” They may only be resold to certain qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by a portfolio could adversely affect the marketability of such security and a portfolio might be unable to dispose of such security promptly or at reasonable prices.

Short Sales: A short sale may be effected by selling a security that a portfolio does not own. In order to deliver the security to the purchaser, a portfolio borrows the security, typically from a broker-dealer or an institutional investor. A portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, a portfolio would incur a loss; conversely, if the price declines, a portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. A portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if a portfolio held only long positions. A portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected “against the box” if, at all times when the short position is open, a portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that a portfolio were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, a portfolio would forego the potential realization of the increased value of the shares sold short.

Smaller Companies: Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Small- or Medium-Sized Companies: Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies,

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generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Sovereign Debt: Sovereign debt instruments, which are debt obligations issued or guaranteed by a foreign governmental entity, are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on debt that it has issued or guaranteed, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, relationships with other lenders such as commercial banks, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or it may ask for forgiveness of interest or principal on its existing debt. On the other hand, a governmental entity may be unwilling to renegotiate the terms of its sovereign debt. There may be no established legal process for a U.S. bondholder (such as the fund) to enforce its rights against a governmental entity that does not fulfill its obligations, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Stocks: Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks a fund holds fluctuate in price, the value of your investment in a portfolio will go up and down.

Tactical Asset Allocation: The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using asset management styles, including those based on fundamental analysis or strategic asset allocation. The sub-adviser’s evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that under perform other securities.

The management process might also result in the portfolio having exposure to asset classes, countries or regions, or industries or groups of industries that underperform other management styles. In addition, the portfolio’s risk profile with respect to particular asset classes, countries and regions, and industries may change at any time based on the sub-adviser’s allocation decisions.

Tax: In order to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code, the portfolio must meet certain requirements regarding, among other things, the source of its income. Any income the portfolio derives from investments in certain hard asset ETFs, such as commodity ETFs, must be limited to a maximum of 10% of the fund’s gross income. If the portfolio fails to qualify as a RIC, the portfolio will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the portfolio's earnings and profits. If the portfolio were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the portfolio would be subject to the risks of diminished returns.

Underlying Funds or Portfolios: Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Funds” section of the fund’s prospectus identifies certain risks of each underlying portfolio.

U.S. Government Agency Obligations: Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.

Valuation: Many factors may influence the price at which the portfolio could sell any particular portfolio investment. The sales price may well differ--higher or lower--from the portfolio's last valuation, and such differences could be significant, particularly for illiquid securities, securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the portfolio may value these investments using

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more subjective methods, such as fair value methodologies. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the portfolio had not fair-valued the security or had used a different valuation methodology.

Value Investing: The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. A portfolio may underperform other equity funds that use different investing styles. A portfolio may also underperform other equity funds using the value style.

Warrants and Rights: Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

Yield (Transamerica Money Market VP): The amount of income paid to you by the portfolio will go up or down depending on day-to-day variations in short-term interest rates. When interest rates are very low, the portfolio's expenses could absorb all or a significant portion of the portfolio's income. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the portfolio's yield.

Zero Coupon Bonds – Zero coupon bonds pay no interest during the life of the obligation but trade at prices below their stated maturity value. Although these securities lock in a rate of return to maturity, they may be subject to greater fluctuations in market value than securities that pay interest periodically.

Please note that there are other factors that could adversely affect your investment in a portfolio and that could prevent the portfolio from achieving its investment objective. More information about risks appears in the Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

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SHAREHOLDER INFORMATION

Investment Adviser

Transamerica Series Trust's Board of Trustees is responsible for overseeing the management and business affairs of Transamerica Series Trust (“TST”). It oversees the operation of TST by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of TST is contained in the Statement of Additional Information (“SAI”).

Transamerica Asset Management, Inc. (“TAM”), located at 570 Carillon Parkway, St. Petersburg, FL 33716, serves as investment adviser for TST. The investment adviser hires investment sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each portfolio's sub-adviser. The investment adviser also monitors the sub-advisers’ buying and selling of portfolio securities and administration of the portfolios. For these services, TAM is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

AEGON USA Investment Management, LLC and Transamerica Investment Management, LLC are affiliates of TAM and TST.

Information contained in this prospectus may apply to portfolios of TST not offered in your policy or contract.

The portfolios may rely on an Order from the SEC (Release IC- 23379 dated August 5, 1998) that permits Transamerica Series Trust and its investment adviser, TAM, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on subadvisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

Advisory Fees

TAM receives compensation from each portfolio, calculated daily and paid monthly, based on an annual percentage of each portfolio's average daily net assets.

Advisory Fees Paid in 2009

For the fiscal year ended December 31, 2009, each portfolio paid the following advisory fee as a percentage of the portfolio's average daily net assets:

Name of Portfolio	Percentage
Transamerica AEGON High Yield Bond VP1	0.71%
Transamerica Asset Allocation – Conservative VP	0.10%
Transamerica Asset Allocation – Growth VP	0.10%
Transamerica Asset Allocation – Moderate VP	0.10%
Transamerica Asset Allocation – Moderate Growth VP	0.10%
Transamerica Balanced VP2	0.80%
Transamerica BlackRock Global Allocation VP3	0.00%
Transamerica BlackRock Large Cap Value VP4	0.78%
Transamerica BlackRock Tactical Allocation VP	0.10%
Transamerica Clarion Global Real Estate Securities VP	0.79%
Transamerica Convertible Securities VP	0.75%
Transamerica Diversified Equity VP5	0.75%
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Name of Portfolio	Percentage
Transamerica Efficient Markets VP	0.42%
Transamerica Federated Market Opportunity VP	0.75%
Transamerica Focus VP	0.80%
Transamerica Foxhall Emerging Markets/Pacific Rim VP	0.90%
Transamerica Foxhall Global Conservative VP	0.90%
Transamerica Foxhall Global Growth VP	0.90%
Transamerica Foxhall Global Hard Asset VP	0.90%
Transamerica Growth Opportunities VP	0.80%
Transamerica Hanlon Balanced VP	0.90%
Transamerica Hanlon Growth VP	0.90%
Transamerica Hanlon Growth and Income VP	0.90%
Transamerica Hanlon Managed Income VP	0.90%
Transamerica Index 35 VP	0.32%
Transamerica Index 50 VP	0.31%
Transamerica Index 75 VP	0.30%
Transamerica Index 100 VP	0.32%
Transamerica International Moderate Growth VP	0.10%
Transamerica Jennison Growth VP6	0.79%
Transamerica JPMorgan Core Bond VP	0.45%
Transamerica JPMorgan Enhanced Index VP	0.74%
Transamerica JPMorgan Mid Cap Value VP	0.83%
Transamerica MFS International Equity VP7	0.91%
Transamerica Money Market VP	0.35%
Transamerica Morgan Stanley Active International Allocation VP	0.85%
Transamerica Morgan Stanley Mid-Cap Growth VP	0.80%
Transamerica Multi Managed Large Cap Core VP	0.75%
Transamerica PIMCO Total Return VP	0.63%
Transamerica ProFund UltraBear VP	0.85%
Transamerica Small/Mid Cap Value VP	0.80%
Transamerica T. Rowe Price Small Cap VP	0.75%
Transamerica Third Avenue Value VP	0.80%
Transamerica U.S. Government Securities VP	0.55%
Transamerica WMC Diversified Growth VP	0.72%
Transamerica WMC Diversified Growth II VP	0.30%

1 Effective November 20, 2009, the advisory fee for the portfolio is 0.64% of the first $750 million of average daily net assets; and 0.60% of average daily net assets in excess of $750 million. Prior to November 20, 2009, the advisory fee for the portfolio was 0.715% of the first $250 million of average daily net assets; 0.71% of average daily net assets over $250 million up to $750 million; 0.68% of average daily net assets over $750 million up to $1 billion; and 0.67% of average daily net assets in excess of $1 billion.

2 Effective April 30, 2010, the advisory fee for the portfolio is 0.75% of the first $500 million of average daily net assets; 0.65% of average daily net assets over $500 million up to $1 billion; and 0.60% of average daily net assets in excess of $1 billion. Prior to that time, the advisory fee for the portfolio was 0.80% of the first $250 million of average daily net assets; 0.75% of average daily net assets over $250 million up to $500 million; 0.70% of average daily net assets over $500 million up to $1.5 billion; and 0.625% of average daily net assets in excess of $1.5 billion.

3 TAM currently waives its investment advisory fee.

4 Effective November 20, 2009, the advisory fee for the portfolio is 0.80% of the first $250 million of average daily net assets; 0.775% of average daily net assets over $250 million up to $750 million; 0.75% of average daily net assets over $750 million up to $1 billion; 0.65% of average daily net assets over $1 billion up to $2 billion; and 0.625% of average daily net assets in excess of $2 billion. Prior to November 20, 2009, the advisory fee for the portfolio was 0.80% of the first $250 million of average daily net assets; 0.775% of average daily net assets over $250 million up to $750 million; and 0.75% of average daily net assets in excess of $750 million.

5 Effective April 30, 2010, the advisory fee for the portfolio is 0.73% of the first $500 million of average daily net assets; 0.70% of average daily net assets over $500 million up to $2.5 billion; and 0.65% of average daily net assets in excess of $2.5 billion. Prior to that time, the advisory fee for the portfolio was 0.75% of the first $500 million of average daily net assets; 0.725% of average daily net assets over $500 million up to $1.5 billion; and 0.70% of average daily net assets in excess of $1.5 billion.

6 Effective April 30, 2010, the advisory fee for the portfolio is 0.80% of the first $250 million of average daily net assets; 0.75% of average daily net assets over $250 million up to $500 million; 0.70% of average daily net assets over $500 million up to $1 billion; and 0.60% of average daily net assets in excess of $1 billion. Prior to that time, the advisory fee for the portfolio was 0.80% of the first $250 million of average daily net assets; 0.775% of average daily net assets over $250 million up to $500 million; 0.70% of average daily net assets over $500 million up to $1 billion; 0.675% of average daily net assets over $1 billion up to $1.5 billion; and 0.65% of average daily net assets in excess of $1.5 billion.

7 Effective August 1, 2009, the advisory fee for the portfolio is 0.90% of the first $250 million of average daily net assets; 0.875% of average daily net assets over $250 million up to $500 million; 0.85% of average daily net assets over $500 million up to $1 billion; and 0.80% of average daily net assets in excess of $1 billion. Prior to August 1, 2009, the advisory fee for the portfolio was 0.925% of the first $250 million of average daily net assets; 0.90% of average daily net assets over $250 million up to $500 million; 0.85% of average daily net assets over $500 million up to $1 billion; and 0.80% of average daily net assets in excess of $1 billion.

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A discussion regarding the Board of Trustees’ approval of the advisory arrangements for Transamerica AEGON High Yield Bond VP, Transamerica Focus VP, Transamerica Foxhall Emerging Markets/Pacific Rim VP, Transamerica Foxhall Global Conservative VP, Transamerica Foxhall Global Growth VP, Transamerica Foxhall Global Hard Asset VP, Transamerica Index 35 VP, and Transamerica Index 100 VP is available in each portfolio's annual report for the fiscal year ended December 31, 2009. A discussion regarding the Board of Trustees’ approval for each of the other portfolios, except Transamerica Diversified Equity VP, Transamerica Efficient Markets VP, Transamerica WMC Diversified Growth VP and Transamerica WMC Diversified Growth II VP, is available in each portfolio’s semi-annual report for the fiscal period ended June 30, 2009. A discussion regarding the Board of Trustees’ approval for those portfolios will be available in each portfolio’s semi-annual report for the fiscal period ending June 30, 2010.

Portfolio Construction Manager

Morningstar Associates, LLC (“Morningstar”), 22 West Washington Street, Chicago, IL 60602, is the portfolio construction manager for the portfolios listed below.

Transamerica Asset Allocation – Conservative VP

Transamerica Asset Allocation – Growth VP

Transamerica Asset Allocation – Moderate Growth VP

Transamerica Asset Allocation – Moderate VP

Transamerica International Moderate Growth VP

Pursuant to an Asset Allocation Management Agreement between TAM and Morningstar, the portfolio construction manager will make the portfolios’ investment decisions, determine what portion of each asset allocation portfolio should be in the underlying portfolios and what portion, if any, should be held in U.S. Government securities, short-term commercial paper or other assets such as cash.

Portfolio Construction Manager Compensation

For the fiscal year ended December 31, 2009, the portfolio construction manager received the following fees as a percentage of a portfolio’s average daily net assets:

Transamerica Asset Allocation – Conservative VP 0.10%

Transamerica Asset Allocation – Growth VP 0.10%

Transamerica Asset Allocation – Moderate Growth VP 0.10%

Transamerica Asset Allocation – Moderate VP 0.10%

Transamerica International Moderate Growth VP 0.10%

Portfolio Construction Team

Each of the above listed portfolios are managed by a portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. The SAI provides additional information about the portfolio construction team’s compensation, other accounts managed by the portfolio construction team, and the portfolio construction team’s ownership in each portfolio.

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jon Hale, CFA/2006	Co-Portfolio Manager	Morningstar	Senior Consultant
Maciej Kowara, CFA/2006	Co-Portfolio Manager	Morningstar	Research & Development Consultant
Jeff McConnell, CFA/2006	Co-Portfolio Manager	Morningstar	Senior Consultant
Michael Stout, CFA/2006	Co-Portfolio Manager	Morningstar	Senior Consultant
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Sub-Advisers

The name and address of the sub-advisers are listed below. Pursuant to Investment Sub-advisory Agreements between TAM and each sub-adviser on behalf of the respective portfolios, each sub-adviser shall make investment decisions, buy and sell securities for the portfolios, conduct research that leads to these purchase and sale decisions, and pay broker-dealers a commission for these trades (which can include payments for research and brokerage services).

The sub-advisers listed below receive compensation, calculated daily and paid monthly, from TAM. For the fiscal year ended December 31, 2009, the sub-advisers received the following sub-advisory fees as a percentage of a portfolio's average daily net assets:

Portfolio	Sub-Advisory Fee	Name and Address of Sub-Adviser
Transamerica AEGON High Yield Bond VP1 Transamerica Efficient Markets VP Transamerica Index 35 VP Transamerica Index 50 VP Transamerica Index 75 VP Transamerica Index 100 VP	0.25% 0.12% 0.12% 0.11% 0.10% 0.12%	AEGON USA Investment Management, LLC (“AUIM”) 4333 Edgewood Road NE Cedar Rapids, IA 52499
Transamerica BlackRock Tactical Allocation VP	0.10%	BlackRock Financial Management, Inc. (“BlackRock”) 55 East 52nd Street New York, NY 10055
Transamerica BlackRock Large Cap Value VP2	0.32%	BlackRock Investment Management, LLC (“BlackRock”) 800 Scudders Mill Road Plainsboro, NJ 08536
Transamerica Clarion Global Real Estate Securities VP	0.39%	ING Clarion Real Estate Securities, LLC (“Clarion”) 201 King of Prussia Road Suite 600 Radnor, PA 19087
Transamerica Federated Market Opportunity VP	0.28%	Federated Equity Management Company of Pennsylvania (“Federated”) 1001 Liberty Avenue Pittsburgh, PA 15222
Transamerica Foxhall Emerging Markets/Pacific Rim VP Transamerica Foxhall Global Conservative VP Transamerica Foxhall Global Growth VP Transamerica Foxhall Global Hard Asset VP	0.45% 0.45% 0.45% 0.45%	Foxhall Capital Management, Inc. (“Foxhall”) 35 Old Tavern Road 2nd Floor Orange, CT 06477
Transamerica Hanlon Balanced VP Transamerica Hanlon Growth VP Transamerica Hanlon Growth and Income VP Transamerica Hanlon Managed Income VP	0.45% 0.45% 0.45% 0.45%	Hanlon Investment Management, Inc. (“Hanlon”) 3393 Bargaintown Road, Suite 200 Egg Harbor Township, NJ 08234
Transamerica Jennison Growth VP	0.35%	Jennison Associates LLC (“Jennison”) 466 Lexington Avenue New York, NY 10017
Transamerica JPMorgan Core Bond VP Transamerica JPMorgan Enhanced Index VP Transamerica JPMorgan Mid Cap Value VP	0.20% 0.30% 0.40%	J.P. Morgan Investment Management Inc. (“JPMorgan”) 245 Park Avenue New York, NY 10167
Transamerica MFS International Equity VP3	0.45%	MFS® Investment Management (“MFS”) 500 Boylston Street Boston, MA 02116
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Portfolio	Sub-Advisory Fee	Name and Address of Sub-Adviser
Transamerica Morgan Stanley Active International Allocation VP Transamerica Multi Managed Large Cap Core VP	0.45% 0.30%	Morgan Stanley Investment Management Inc. (“MSIM”) 522 Fifth Avenue New York, NY 10036
Transamerica Morgan Stanley Mid-Cap Growth VP	0.40%	Van Kampen Asset Management (“VKAM”) 522 Fifth Avenue New York, NY 10036
Transamerica PIMCO Total Return VP4	0.25%	Pacific Investment Management Company LLC (“PIMCO”) 840 Newport Center Drive Newport Beach, CA 92660
Transamerica ProFund UltraBear VP	0.40%	ProFund Advisors LLC 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814
Transamerica Third Avenue Value VP	0.40%	Third Avenue Management LLC (“Third Avenue”) 622 Third Avenue 32nd Floor New York, NY 10017

Transamerica Balanced VP

Transamerica Convertible Securities VP

Transamerica Diversified Equity VP5

Transamerica Focus VP

Transamerica Growth Opportunities VP

Transamerica Money Market VP

Transamerica Small/Mid Cap Value VP

Transamerica U.S. Government

Securities VP

	0.35% 0.35% 0.31% 0.41% 0.37% 0.15% 0.38% 0.15%	Transamerica Investment Management, LLC (“TIM”) 11111 Santa Monica Boulevard Suite 820 Los Angeles, CA 90025
Transamerica T. Rowe Price Small Cap VP	0.35%	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202
Transamerica WMC Diversified Growth VP6 Transamerica WMC Diversified Growth II VP7	0.31% 0.30%	Wellington Management Company, LLP (“Wellington Management”) 75 State Street Boston, MA 02109

1 Includes fees paid to the portfolio’s previous sub-adviser. Effective November 20, 2009, the sub-advisory fee for the portfolio was 0.28% of the first $400 million of average daily net assets; 0.25% of average daily net assets over $400 million up to $750 million; and 0.20% of average daily net assets in excess of $750 million. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica AEGON High Yield Bond, a series of Transamerica Funds, also managed by the sub-adviser. Prior to November 20, 2009, the sub-advisory fee for the portfolio was 0.315% of the first $250 million of average daily net assets; 0.30% of average daily net assets over $250 million up to $750 million; 0.27% of average daily net assets over $750 million up to $1 billion; and 0.25% of average daily net assets in excess of $1 billion.

2 Effective November 20, 2009, the sub-advisory fee for the portfolio is 0.35% of the first $250 million of average daily net assets; 0.325% of average daily net assets over $250 million up to $750 million; 0.30% of average daily net assets over $750 million up to $1 billion; and 0.25% of average daily net assets in excess of $1 billion. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica BlackRock Large Cap Value, a series of Transamerica Funds, also managed by the sub-adviser. Prior to November 20, 2009, the sub-advisory fee for the portfolio was 0.35% of the first $250 million of average daily net assets; 0.325% of average daily net assets over $250 million up to $750 million; and 0.30% of average daily net in excess of $750 million.

3 Effective August 1, 2009, the sub-advisory fee for the portfolio is 0.45% of the first $250 million of average daily net assets; 0.425% of average daily net assets over $250 million up to $500 million; 0.40% of average daily net assets over $500 million up to $1 billion; and 0.375% of average daily net assets in excess of $1 billion. Prior to August 1, 2009, the sub-advisory fee for the portfolio was 0.475% of the first $500 million of average daily net assets; 0.45% of average daily net assets over $500 million up to $1 billion; and 0.40% of average daily net assets in excess of $1 billion.

4 Effective July 1, 2009, the sub-advisory fee for the portfolio is 0.25% of the first $1 billion of average daily net assets; and 0.225% of average daily net assets over $1 billion, only when PIMCO sub-advised assets exceed $3 billion on an aggregate basis. For the purpose of determining the $3 billion aggregate assets, the average daily net assets will be determined on a combined basis with Transamerica PIMCO Total Return VP, Transamerica PIMCO Total Return, and Transamerica PIMCO Real Return TIPS. If aggregate assets exceed $3 billion, then the calculation of sub-advisory fees will be based on the combined average daily net assets of Transamerica PIMCO Total Return VP and Transamerica PIMCO Total Return. Prior to July 1, 2009, the sub-advisory fee for the portfolio was 0.25% of average daily net assets.

5 Fees were paid to the portfolio’s previous sub-adviser. Effective May 1, 2010, the sub-advisory fee for the portfolio is 0.35% of the first $500 million of average daily net assets; 0.30% of average daily net assets over $500 million up to $2.5 billion; and 0.25% of average daily net in excess of $2.5 billion, less 50% of any amount reimbursed pursuant to the portfolio’s expense limitation. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Diversified Equity, a series of Transamerica Funds, also managed by the sub-adviser. Prior to May 1, 2010, the co-sub-advisory fee for the portfolio was 0.31% of the first $500 million of average daily net assets; 0.275% of average daily net assets over $500 million up to $1.5 billion; and 0.28% of average daily net in excess of $1.5 billion. A portion of the sub-advisory fee was paid to a prior co-manager based on their portion of managed assets as follows: 0.40% of the first $500 million of average daily net assets; 0.375% of average daily net assets over $500 million up to $1.5 billion; and 0.35% of average daily net assets in excess of $1.5 billion.

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6  Fees were paid to the portfolio’s previous sub-adviser. Effective April 9, 2010, the sub-advisory fee for the portfolio is 0.28% of the first $2 billion of average daily net assets; 0.25% of average daily net assets over $2 billion up to $5 billion; and 0.225% of average daily net assets in excess $5 billion. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica WMC Diversified Growth, Transamerica WMC Diversified Growth VP, Transamerica WMC Diversified Growth II VP and the portion of the assets of the Transamerica Partners Large Growth Portfolio that are sub-advised by Wellington Management. Prior to April 9, 2010, the sub-advisory fee for the portfolio was 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion.

7 Fees were paid to the portfolio’s previous sub-adviser. Effective April 9, 2010, the sub-advisory fee for the portfolio is 0.28% of the first $2 billion of average daily net assets; 0.25% of average daily net assets over $2 billion up to $5 billion; and 0.225% of average daily net assets in excess $5 billion. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica WMC Diversified Growth, Transamerica WMC Diversified Growth VP, Transamerica WMC Diversified Growth II VP and the portion of the assets of the Transamerica Partners Large Growth Portfolio that are sub-advised by Wellington Management. Prior to April 9, 2010, the sub-advisory fee for the portfolio was 0.30% of the portfolio’s average daily net assets.

Portfolio Manager(s)

The following portfolios are managed by portfolio manager(s). The SAI provides additional information about the portfolio manager(s)’ compensation, other accounts managed by the portfolio manager(s), and the portfolio manager(s)’ ownership in each portfolio.

Transamerica AEGON High Yield Bond VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Bradley J. Beman, CFA, CPA/2009	Portfolio Manager	AUIM	Senior Vice President, Director – High Yield
Kevin Bakker, CFA/2009	Portfolio Manager	AUIM	High Yield Portfolio Manager
Benjamin D. Miller, CFA/2009	Portfolio Manager	AUIM	High Yield Portfolio Manager

Transamerica Balanced VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Kirk J. Kim/2008	Portfolio Manager (Lead-Equity)	TIM	Principal, Deputy Chief Investment Officer, Portfolio Manager
John D. Lawrence, CFA/2009	Portfolio Manager (Co-Equity)	TIM	Principal, Portfolio Manager
Gary U. Rollé, CFA/1994	Portfolio Manager (Co-Equity)*	TIM	Principal, Managing Director, Chief Executive Officer, Chief Investment Officer
Greg D. Haendel, CFA/2008	Portfolio Manager (Lead-Fixed)	TIM	Principal, Portfolio Manager
Derek S. Brown, CFA/2008	Portfolio Manager (Co-Fixed)	TIM	Principal, Director of Fixed Income, Portfolio Manager
Brian W. Westhoff, CFA/2008	Portfolio Manager (Co-Fixed)	TIM	Principal, Portfolio Manager

* Mr. Rollé will be a co-portfolio manager through June 30, 2010. In July he will no longer have official portfolio management responsibilities, but he will continue in the capacity of advisory consultant until the end of 2010.

Transamerica BlackRock Global Allocation VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Dennis Stattman/2009	Senior Portfolio Manager	BlackRock	Managing Director
Dan Chamby/2009	Associate Portfolio Manager	BlackRock	Managing Director
Romualdo Roldan/2009	Associate Portfolio Manager	BlackRock	Managing Director

Transamerica BlackRock Large Cap Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Robert C. Doll, Jr., CFA/2004	Senior Portfolio Manager	BlackRock	Vice Chairman, Chief Equity Strategist
Daniel Hanson, CFA/2008	Associate Portfolio Manager	BlackRock	Managing Director
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Transamerica BlackRock Tactical Allocation VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Phil Green/2009	Managing Director	BlackRock	Lead Portfolio Manager, Portfolio Co-Manager
Michael Huebsch/2009	Managing Director	BlackRock	Lead Portfolio Manager

Transamerica Clarion Global Real Estate Securities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Steven D. Burton, CFA/2002	Portfolio Manager	Clarion	Managing Director
T. Ritson Ferguson, CFA/2002	Portfolio Manager	Clarion	Chief Investment Officer
Joseph P. Smith, CFA/2002	Portfolio Manager	Clarion	Managing Director

Transamerica Convertible Securities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Kirk J. Kim/2002	Portfolio Manager (Lead)	TIM	Principal, Deputy Chief Investment Officer, Portfolio Manager
Peter O. Lopez/2002	Portfolio Manager (Co)	TIM	Principal, President, Director of Research, Portfolio Manager

Transamerica Diversified Equity VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Edward S. Han/2010	Portfolio Manager (Lead)	TIM	Principal, Portfolio Manager
Gary U. Rollé, CFA/2009	Portfolio Manager (Co)*	TIM	Principal, Managing Director, Chief Executive Officer, Chief Investment Officer
Peter O. Lopez/2009	Portfolio Manager (Co)	TIM	Principal, President, Director of Research, Portfolio Manager

* Mr. Rollé will be a co-portfolio manager through June 30, 2010. In July he will no longer have official portfolio management responsibilities, but he will continue in the capacity of advisory consultant until the end of 2010.

Transamerica Efficient Markets VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2008	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Federated Market Opportunity VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Steven J. Lehman, CFA/1994	Senior Portfolio Manager	Federated	Vice President and Senior Vice President
Dana L. Meissner, CFA/2009	Portfolio Manager	Federated	Vice President and Senior Investment Analyst
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Transamerica Focus VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Edward S. Han/2009	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager
Kirk J. Kim/2009	Portfolio Manager (Co)	TIM	Principal, Deputy Chief Investment Officer, Portfolio Manager
Joshua D. Shaskan, CFA/2009	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager

Transamerica Foxhall Emerging Markets/Pacific Rim VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Foxhall Global Conservative VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Foxhall Global Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Foxhall Global Hard Asset VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Growth Opportunities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Edward S. Han/2005	Portfolio Manager (Lead)	TIM	Principal, Portfolio Manager
John J. Huber, CFA/2005	Portfolio Manager (Lead)	TIM	Principal, Director of Equity
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Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Process and Risk Management, Portfolio Manager

Transamerica Hanlon Balanced VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Hanlon Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Hanlon Growth and Income VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Hanlon Managed Income VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Index 35 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2009	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Index 50 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2008	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Index 75 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2008	Portfolio Manager	AUIM	Senior Vice President and
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Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Senior Portfolio Manager

Transamerica Index 100 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2009	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Jennison Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Michael A. Del Balso/2009	Portfolio Manager	Jennison	Managing Director and Director of Research for Growth Equity
Kathleen A. McCarragher/2000	Portfolio Manager	Jennison	Managing Director and Head of Growth Equity
Spiros “Sig” Segalas/2009	Portfolio Manager	Jennison	Director, President and Chief Investment Officer

Transamerica JPMorgan Core Bond VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Douglas S. Swanson/2007	Portfolio Manager	JPMorgan	Managing Director and Portfolio Manager

Transamerica JPMorgan Enhanced Index VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Terance Chen/1997	Vice President	JPMorgan	Portfolio Manager
Raffaele Zingone/1997	Portfolio Manager	JPMorgan	Portfolio Manager

Transamerica JPMorgan Mid Cap Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jonathan K.L. Simon/2004	Portfolio Manager	JPMorgan	Portfolio Manager and Chief Investment Officer (US Value)
Lawrence Playford, CFA/2004	Portfolio Manager	JPMorgan	Vice President and Research Analyst
Gloria Fu, CFA/2006	Portfolio Manager	JPMorgan	Vice President and Research Analyst

Transamerica MFS International Equity VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Daniel Ling/2009	Portfolio Manager	MFS	Investment Officer, Investment Manager, Lion Capital Management, Singapore
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Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Marcus L. Smith/2006	Portfolio Manager	MFS	Investment Officer

Transamerica Morgan Stanley Active International Allocation VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Ann D. Thivierge/2002	Portfolio Manager	MSIM	Managing Director

Transamerica Morgan Stanley Mid-Cap Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Dennis P. Lynch/2002	Lead Portfolio Manager	VKAM	Managing Director
David S. Cohen/2002	Portfolio Manager	VKAM	Managing Director
Sam G. Chainani/2004	Portfolio Manager	VKAM	Managing Director
Alexander T. Norton/2005	Portfolio Manager	VKAM	Executive Director
Jason C. Yeung/2007	Portfolio Manager	VKAM	Executive Director
Armistead B. Nash/2008	Portfolio Manager	VKAM	Executive Director

Transamerica Multi Managed Large Cap Core VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Dennis P. Lynch/2002	Lead Portfolio Manager	MSIM	Managing Director
David S. Cohen/2002	Portfolio Manager	MSIM	Managing Director
Sam G. Chainani/2004	Portfolio Manager	MSIM	Managing Director
Alexander T. Norton/2005	Portfolio Manager	MSIM	Executive Director
Jason C. Yeung/2007	Portfolio Manager	MSIM	Executive Director
Armistead B. Nash/2008	Portfolio Manager	MSIM	Executive Director
Kevin Holt/2004	Co-Lead Portfolio Manager	MSIM	Managing Director
Jason Leder/2004	Co-Lead Portfolio Manager	MSIM	Managing Director
Devin Armstrong/2007	Portfolio Manager	MSIM	Executive Director
James Warwick/2007	Portfolio Manager	MSIM	Executive Director

Transamerica PIMCO Total Return VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Chris P. Dialynas/2008	Portfolio Manager	PIMCO	Managing Director

Transamerica ProFund UltraBear VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Todd B. Johnson/2009	Lead Portfolio Manager	ProFund Advisors	Chief Investment Officer
Howard S.Rubin/2009	Portfolio Manager	ProFund Advisors	Director, Portfolio Manager
Robert M. Parker/2009	Portfolio Manager	ProFund Advisors	Senior Portfolio Manager
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Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Transamerica Small/Mid Cap Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeffrey J. Hoo, CFA/2008	Portfolio Manager (Lead)	TIM	Principal, Portfolio Manager
Joshua D. Shaskan, CFA/2008	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager
Thomas E. Larkin, III/2008	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager, Senior Securities Analyst

Transamerica T. Rowe Price Small Cap VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sudhir Nanda, CFA/2006	Portfolio Manager	T. Rowe Price	Vice President and Portfolio Chairman

Transamerica Third Avenue Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Curtis R. Jensen/1998	Co-Portfolio Manager	Third Avenue	Co-Chief Investment Officer
Yang Lie/2008	Co-Portfolio Manager	Third Avenue	Director of Research
Kathleen K. Crawford/2007	Assistant Portfolio Manager	Third Avenue	Research Analyst

Transamerica U.S. Government Securities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Derek S. Brown, CFA/2005	Portfolio Manager (Lead)	TIM	Principal, Director of Fixed Income, Portfolio Manager
Greg D. Haendel, CFA/2003	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager

Transamerica WMC Diversified Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul E. Marrkand, CFA/2010	Portfolio Manager	Wellington Management	Senior Vice President and Equity Portfolio Manager

Transamerica WMC Diversified Growth II VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul E. Marrkand, CFA/2010	Portfolio Manager	Wellington Management	Senior Vice President and Equity Portfolio Manager
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Disclosure of Portfolio Holdings: A detailed description of the portfolios' policies and procedures with respect to the disclosure of the portfolios' securities is available in the SAI. The portfolios publish all holdings on the website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

Prior Performance for Similar Accounts

Wellington Management - Transamerica WMC Diversified Growth VP and Transamerica WMC Diversified Growth II VP (the “WMC Portfolios”). The performance information shown below represents a composite of the prior performance of certain discretionary accounts (the “Other Accounts”) managed by Wellington Management with substantially similar investment objectives, policies and strategies as the WMC Portfolios. Wellington Management has prepared the historical performance shown for the composite in compliance with the Global Investment Performance Standards. This methodology differs from the guidelines of the Securities and Exchange Commission for calculating performance of mutual funds.

The WMC Portfolios’ actual performance may vary significantly from the past performance of the composite. Differences in asset size and cash flows may result in different security selections, differences in relative weightings of securities or differences in prices paid for particular portfolio holdings. In addition, the Other Accounts were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite.

The composite performance presented below is shown on both a gross and net basis. The net performance results have been adjusted to reflect the operating expenses of Initial and Service Class shares of Transamerica WMC Diversified Growth VP.

The composite performance is not that of the WMC Portfolios, should not be interpreted as indicative of the WMC Portfolios’ future performance, and should not be considered a substitute for the WMC Portfolios’ performance.

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Year-by-Year Total Return as of 12/31 each year (%)

The composite performance in the bar chart below is shown on a gross basis and net of the operating expenses of Transamerica WMC Diversified Growth VP Initial Class shares.

The composite performance in the bar chart below is shown on a gross basis and net of the operating expenses of Transamerica WMC Diversified Growth VP Service Class shares.

Average Annual Total Returns for the period ended 12/31/09

	1 year	5 years	10 years
Wellington Management Diversified Growth Composite (gross of expenses)	38.91%	4.34%	1.13%
Wellington Management Diversified Growth Composite (net of expenses of Transamerica WMC Diversified Growth VP Initial Class shares)	37.84%	3.52%	0.34%
Wellington Management Diversified Growth Composite (net of expenses of Transamerica WMC Diversified Growth VP Service Class shares)	37.51%	3.26%	0.09%
Russell 1000® Growth Index	37.21%	1.63%	-3.99%
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OTHER INFORMATION

Share Classes

TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2011. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

Purchase and Redemption of Shares

Shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York and Monumental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (“NAV”) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust’s distributor (or other agent) of a purchase order or receipt of a redemption request.

Valuation of Shares

The NAV of all portfolios is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Purchase orders for shares of the TST asset allocation portfolios that are received in good order and accepted before the close of business on the NYSE receive the NAV determined as of the close of the NYSE that day. For direct purchases, corresponding orders for shares of the underlying constituent portfolios are priced on the same day that orders for shares of the asset allocation portfolios are received and accepted. For purchases of shares of the TST asset allocation portfolios through the National Securities Clearing Corporation (“NSCC”), orders for shares of the underlying constituent portfolios will be placed after the receipt and acceptance of the settled purchase order for shares of the asset allocation portfolios.

How NAV Is Calculated

The NAV of each portfolio (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios’ securities for the purposes of determining the portfolios’ NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may

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be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that the portfolio uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end portfolios (other than ETF shares) are generally valued at the net asset value per share reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the portfolios’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV per share.

Market Timing/Excessive Trading

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. As money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares may disrupt portfolio management, hurt portfolio performance and drive portfolio expenses higher. For example, a portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.

Transamerica Series Trust’s Board of Trustees has approved policies and procedures that are designed to discourage market timing or excessive trading which include limitations on the number of transactions in portfolio shares. If you intend to engage in such practices, we request that you do not purchase shares of any of the portfolios. Each portfolio reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the portfolio reasonably believes to be in connection with market timing or excessive trading.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios’ policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it

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reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a “contract owner”) or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and excessive short-term trading, the portfolios cannot always recognize or detect such trading. The Trust’s distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries’ ability to deter such activity may be limited by operational and information systems. Due to the risk that the portfolios and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an asset allocation portfolio in furtherance of a portfolio’s objective are not considered to be market timing or disruptive trading.

Investment Policy Changes

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name will provide its shareholders with at least 60 days’ prior written notice before making changes to such policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.

Unless expressly designated as fundamental, all policies and procedures of the portfolios, including their investment objectives, may be changed at any time by the Board of Trustees without shareholder approval. The investment strategies employed by a portfolio may also be changed without shareholder approval.

To the extent authorized by law, Transamerica Series Trust and each of the portfolios reserve the right to discontinue offering shares at any time, to merge or liquidate a class of shares or to cease operations entirely.

Asset Allocation Funds

The asset allocation portfolios, Transamerica Asset Allocation – Conservative VP, Transamerica Asset Allocation – Growth VP, Transamerica Asset Allocation – Moderate Growth VP, Transamerica Asset Allocation – Moderate VP and Transamerica International Moderate Growth VP, as well as Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Multi-Manager International Portfolio and Transamerica Multi-Manager Alternative Strategies Portfolio, each separate series of Transamerica Funds, may own a significant portion of the shares of a TST portfolio. Transactions by the asset allocation portfolios may be disruptive to the management of an underlying portfolio.

Dividends and Distributions

Each portfolio intends to distribute annually substantially all of its net investment income, if any. Dividends of Transamerica Money Market VP are declared daily and distributed monthly. Capital gain distributions are typically declared and distributed annually, if any. Dividends and distributions are paid on the business day following the ex-dividend date, and will be reinvested in additional shares unless you elect to take your dividends in cash. Distributions of short-term capital gains are included as distributions of net investment income.

Taxes

Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify for each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). As a regulated investment company, a portfolio generally will not be subject to federal income tax on the taxable income that it distributes. Taxable income consists generally of net investment income and any capital gains. It is each portfolio’s intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance policies and annuity contracts. Certain separate accounts are required to meet diversification requirements under Section 817(h) of the Code and the regulations thereunder in order for insurance policies and annuity contracts funded by those separate accounts to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and is

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owned only by separate accounts and certain other qualified investors (including the asset allocation portfolios offered in this prospectus if they are owned only by separate accounts and certain other qualified investors), the separate accounts invested in that portfolio will be allowed to look through to the portfolio’s investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirements under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the insurance policies and annuity contracts invested in that portfolio could become currently taxable to the owners of the policies and contracts, and income for prior periods with respect to the policies and contracts could also be taxable in the year in which that failure occurs.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see “Federal Income Tax Considerations” included in the respective prospectuses for the policies and contracts.

Distribution and Service Plans

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (“TCI”), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class and up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2011. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

Other Distribution and Service Arrangements

The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York and Monumental Life Insurance Company (together, the “Transamerica Insurance Companies”), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of Western Reserve and is affiliated with the other Transamerica Insurance Companies, and TAM’s business profits (from managing the portfolios) may directly benefit Western Reserve and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios’ shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies, TCI, and/or other portfolio sub-advisers, directly or through TCI, out of their past profits and other available sources, provide cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries as a means to promote the distribution and wholesaling of variable contracts (and thus, indirectly, the portfolios’ shares). In certain cases, these payments may be significant. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial and may be substantial to any given recipient. Revenue sharing arrangements are separately negotiated. Revenue sharing is not an expense of the portfolios, is not reflected in the fees and expenses sections of this prospectus and does not change the price paid by investors for the purchase of a portfolio’s shares or the amount received by an investor as proceeds from the redemption of portfolio shares. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

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Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit TAM, TCI and their affiliates to the extent the payments result in more assets being invested in the portfolios on which fees are being charged.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentives for the insurers and other financial intermediaries to make the TST portfolios’ shares available to current or prospective variable contract owners to the detriment of other potential investment options.

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LIST AND DESCRIPTION OF CERTAIN UNDERLYING PORTFOLIOS

This section lists and describes the underlying portfolios in which some or all of the asset allocation portfolios may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Further information about certain underlying portfolios of TST and certain underlying funds of Transamerica Funds is contained in those underlying funds’/portfolios’ prospectuses, available at www.transamericafunds.com.

TST UNDERLYING PORTFOLIOS:

Fund Name	Transamerica Asset Allocation – Conservative VP	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica AEGON High Yield Bond VP	X		X	X
Transamerica Balanced VP	X	X	X	X
Transamerica BlackRock Large Cap Value VP	X	X	X	X		X
Transamerica Clarion Global Real Estate Securities VP	X	X	X	X	X
Transamerica Convertible Securities VP	X	X	X	X		X
Transamerica Diversified Equity VP	X	X	X	X		X
Transamerica Federated Market Opportunity VP	X	X	X	X	X
Transamerica Focus VP	X	X	X	X
Transamerica Growth Opportunities VP	X	X	X	X		X
Transamerica Jennison Growth VP	X	X	X	X		X
Transamerica JPMorgan Core Bond VP	X		X	X	X	X
Transamerica JPMorgan Enhanced Index VP	X	X	X	X		X
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Fund Name	Transamerica Asset Allocation – Conservative VP	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica JPMorgan Mid Cap Value VP	X	X	X	X		X
Transamerica MFS International Equity VP						X
Transamerica Money Market VP	X	X	X	X	X	X
Transamerica Morgan Stanley Active International Allocation VP	X	X	X	X	X
Transamerica Morgan Stanley Mid-Cap Growth VP						X
Transamerica Multi Managed Large Cap Core VP	X	X	X	X
Transamerica PIMCO Total Return VP	X		X	X	X	X
Transamerica Small/Mid Cap Value VP	X	X	X	X
Transamerica T. Rowe Price Small Cap VP	X	X	X	X
Transamerica Third Avenue Value VP						X
Transamerica U.S. Government Securities VP	X		X	X	X	X
Transamerica WMC Diversified Growth VP	X	X	X	X		X

• Transamerica AEGON High Yield Bond VP seeks a high level of current income by investing in high-yield debt securities. The portfolio invests at least 80% of its net assets in a portfolio of high-yield/high-risk bonds (commonly known as “junk bonds”). These junk bonds are high risk debt securities rated in medium or lower categories. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; credit; fixed-income securities; high-yield debt securities; increase in expenses; liquidity; market; portfolio selection; and valuation.

• Transamerica Balanced VP seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by

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companies of all sizes. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; credit; currency; derivatives; fixed-income securities; foreign securities; growth stocks; high-yield debt securities; increase in expenses; liquidity; market; mortgage-related securities; portfolio selection; small- or medium-sized companies; stocks; and valuation.

• Transamerica BlackRock Large Cap Value VP seeks long-term capital growth by investing primarily in equity securities of large cap companies. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies that, at the time of purchase, have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Value Index. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; fixed-income securities; foreign securities; increase in expenses; liquidity; market; portfolio selection; preferred stock; stocks; value investing; and U.S. government agency obligations.

• Transamerica Clarion Global Real Estate Securities VP seeks long-term total return from investments primarily in equity securities of real estate companies. The portfolio’s portfolio will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; fixed-income securities; foreign securities; increase in expenses; market; mortgage-related securities; non-diversification; portfolio selection; portfolio turnover; real estate securities; REITs; small- or medium-sized companies; and stocks.

• Transamerica Convertible Securities VP seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. The principal risks of investing in this underlying portfolio are: active trading; cash management and defensive investing; convertible securities; currency; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; portfolio selection; repurchase agreements; and stocks.

• Transamerica Diversified Equity VP seeks to maximize capital appreciation by investing at least 80% of its assets in equity securities. The portfolio’s sub-adviser uses a “bottom-up” approach to investing, and constructs the portfolio one company at a time. The portfolio may invest in securities of all sizes; generally, however, the portfolio invests in securities of companies whose market capitalization is greater than $500 million. The portfolio may also invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; focused investing; foreign securities; growth stocks; increase in expenses; market; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica Federated Market Opportunity VP seeks absolute (positive) returns with low correlation to the U.S. equity market by investing, under normal conditions, in domestic and foreign securities that the fund’s sub-adviser deems to be undervalued or out-of-favor. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; commodities; convertible securities; country, sector or industry focus; currency; currency hedging; derivatives; emerging markets; exchange-traded funds; fixed-income securities; foreign securities; high-yield debt securities; hybrid instruments; increase in expenses; investment companies; leveraging; liquidity; market; portfolio selection; portfolio turnover; REITs; short sales; stocks; tax; and value investing.

• Transamerica Focus VP seeks to maximize long-term growth by investing primarily in domestic equity securities that, in the portfolio’s sub-adviser’s opinion, are trading at a material discount to intrinsic value. The portfolio will generally invest in domestic equity securities of any size. The portfolio may also invest up to  10% of its assets in short sale positions. The portfolio may invest up to 20% of its assets in convertible and non-convertible high-yield, debt securities rated below investment grade. The portfolio’s sub-adviser uses a “bottom-up” approach to investing, and constructs the portfolio’s portfolio one company at a time. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; derivatives; fixed-income securities; focused investing; foreign securities; high-yield debt securities; increase in expenses; market; non-diversification; portfolio selection; short sales; small- or medium-sized companies; stocks; and value investing.

• Transamerica Growth Opportunities VP seeks to maximize long-term growth by generally investing at least 65% of the portfolio’s assets in a portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; derivatives; fixed-income

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securities; foreign securities; growth stocks; increase in expenses; market; portfolio selection; preferred stock; small- or medium-sized companies; stocks; and warrants and rights.

• Transamerica Jennison Growth VP seeks long-term growth of capital by investing at least 65% of its total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts of U.S. companies with market capitalizations of at least $1 billion that the sub-adviser believes have above-average prospects for growth. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; foreign securities; growth stocks; increase in expenses; market; medium-sized companies; portfolio selection; preferred stock; stocks; and warrants and rights.

• Transamerica JPMorgan Core Bond VP seeks total return, consisting of current income and capital appreciation by investing at least 80% of its assets in U.S. government securities, medium- to high-quality corporate bonds, mortgage-backed securities and asset-backed securities and commercial mortgage-backed securities. The principal risks of investing in this underlying portfolio are: asset-backed securities; cash management and defensive investing; credit; currency; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; mortgage-related securities; portfolio selection; and valuation.

• Transamerica JPMorgan Enhanced Index VP seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Index. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; fixed-income securities; foreign securities; growth stocks; increase in expenses; market; medium-sized companies; portfolio selection; repurchase agreements; stocks; U.S. government agency obligations; and value investing.

• Transamerica JPMorgan Mid Cap Value VP seeks growth from capital appreciation by investing at least 80% of net assets, under normal conditions, in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the fund’s sub-adviser believes to be undervalued. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; derivatives; foreign securities; increase in expenses; market; medium-sized companies; portfolio selection; preferred stock; REITs, stocks; and value investing.

• Transamerica MFS International Equity VP seeks capital growth by investing primarily in equity securities of foreign companies, including emerging markets securities. Under normal market conditions, at least 80% of the portfolio’s net assets are invested in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, potentially including emerging markets. The portfolio may invest a relatively large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. The portfolio may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying portfolio are: active trading; cash management and defensive investing; convertible securities; currency; derivatives; emerging markets; foreign securities; geographic; growth stocks; increase in expenses; leveraging; liquidity; market; portfolio selection; preferred stock; small- or medium-sized companies; stocks; and value investing.

• Transamerica Money Market VP seeks to obtain maximum current income from money market securities consistent with liquidity and preservation of principal by investing substantially all of the portfolio’s assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: bank obligations; credit; fixed-income securities; foreign securities; increase in expenses; interest rate; market; redemption; repurchase agreements; U.S. government agency obligations; and yield.

• Transamerica Morgan Stanley Active International Allocation VP seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; emerging markets; foreign securities; increase in expenses; liquidity; market; portfolio selection; real estate securities; REITs; and stocks.

• Transamerica Morgan Stanley Mid-Cap Growth VP seeks capital appreciation by investing, under normal circumstances, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The portfolio may also invest in common stocks and other equity securities of small-and large- cap companies, as well as preferred stocks, convertible

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securities, rights and warrants and debt securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; investing aggressively; market; portfolio selection; preferred stock; REITs; small- or medium-sized companies; stocks; and warrants and rights.

• Transamerica Multi Managed Large Cap Core VP seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio’s assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: currency; derivatives; emerging markets; foreign securities; growth stocks; market; REITs; stocks; and value investing.

• Transamerica PIMCO Total Return VP seeks maximum total return consistent with preservation of capital and prudent investment management by investing principally in fixed-income securities of varying maturities. The fund may invest its assets in derivative instruments. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; credit; currency; currency hedging; derivatives, emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; leveraging; liquidity; market; mortgage-related securities; portfolio selection; preferred stock; prepayment or call; repurchase agreements; Rule 144A securities; sovereign debt; stocks; U.S. government agency obligations; and valuation.

• Transamerica Small/Mid Cap Value VP seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; emerging markets; foreign securities; increase in expenses; market; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica T. Rowe Price Small Cap VP seeks long-term growth of capital by investing primarily in common stocks of small growth companies. This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute more than 50% of assets. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; exchange-traded funds; foreign securities; growth stocks; liquidity; market; portfolio selection; smaller companies; and stocks.

• Transamerica U.S. Government Securities VP seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; country sector or industry focus; derivatives; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; market; mortgage-related securities; portfolio selection; U.S. government agency obligations; and zero coupon bonds.

• Transamerica WMC Diversified Growth VP seeks to maximize long-term growth by investing, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth- oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria. Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; fixed-income securities; focused investing; foreign securities; growth stocks; increase in expenses; market; portfolio selection; small-or medium sized companies; and stocks.

The portfolios may invest their assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolios may do so without limit. Although the underlying portfolios will do this only in seeking to avoid losses, the underlying portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolios have any uninvested cash, the portfolios would also be subject to risk with respect to the depository institution holding the cash.

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TRANSAMERICA UNDERLYING FUNDS:

Fund Name	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Conservative VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica AllianceBernstein International Value	X	X	X	X	X	X
Transamerica BlackRock Global Allocation	X	X	X	X	X	X
Transamerica BlackRock Natural Resources	X
Transamerica BNY Mellon Market Neutral Strategy	X
Transamerica First Quadrant Global Macro	X
Transamerica Flexible Income		X	X	X	X	X
Transamerica Jennison Growth	X	X	X	X
Transamerica JPMorgan International Bond		X	X	X	X	X
Transamerica Loomis Sayles Bond		X	X	X	X	X
Transamerica MFS International Equity	X	X	X	X	X
Transamerica Neuberger Berman International	X	X	X	X	X	X
Transamerica Oppenheimer Developing Markets	X	X	X	X	X
Transamerica Oppenheimer Small- & Mid-Cap Value	X	X	X	X
Transamerica PIMCO Real Return TIPS		X	X	X	X	X
Transamerica Schroders International Small Cap	X	X	X	X	X
Transamerica Short-Term Bond		X	X	X	X	X
Transamerica Third Avenue Value	X	X	X	X
Transamerica Thornburg International Value	X	X	X	X	X	X
Transamerica UBS Large Cap Value	X	X	X	X		X
Transamerica Van Kampen Emerging Markets Debt		X	X	X
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Fund Name	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Conservative VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica Van Kampen Mid-Cap Growth	X	X	X	X	X
Transamerica Van Kampen Small Company Growth	X	X	X	X
Transamerica WMC Emerging Markets	X	X	X	X	X

• Transamerica AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from a variety of industries and developed countries. The fund primarily invests in issuers that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The principal risks of investing in this underlying fund are: convertible securities; currency; currency hedging; defensive investing; derivatives; foreign securities; increase in expenses; leveraging; liquidity; market; portfolio selection; repurchase agreements; securities lending; short sales; stocks; value investing; and warrants and rights.

• Transamerica BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: commodities; convertible securities; credit; currency; currency hedging; defensive investing; derivatives; distressed securities; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; liquidity; loans; market; portfolio selection; precious metals-related securities; preferred stock; prepayment or call; real estate securities; securities lending; short sales; small- or medium-sized companies; sovereign debt; stocks; tax; and warrants and rights.

• Transamerica BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders’ capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its net assets in equity securities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The principal risks of investing in this underlying fund are: defensive investing; derivatives; emerging markets; equity securities; foreign securities; increase in expenses; market and selection; mid-cap securities; natural resource-related securities; non-diversification; portfolio selection; precious metals-related securities; sector; and tax.

• Transamerica BNY Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market-neutral strategy and investing, under normal circumstances, at least 80% of the fund’s assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: currency; defensive investing; derivatives; foreign securities; increase in expenses; leveraging; market; portfolio selection; portfolio turnover; short sales; small- or medium-sized companies; and stocks.

• Transamerica First Quadrant Global Macro seeks to achieve total return from investments in the global equity, fixed-income, and currency markets, independent of market direction. The fund seeks to generate returns through risk-controlled exposure, long and short, to global equity, fixed-income, and currency markets through a wide range of derivative instruments and direct investments. The fund typically will make extensive use of derivative instruments, including futures contracts on global equity and fixed-income securities and security indices, options on futures contracts and equity indices, securities and security indices, swap contracts and forward contracts. The fund may also invest directly in global equity securities (including exchange traded funds (“ETFs”) and common and preferred stock of U.S. and non-U.S. companies) and fixed-income securities (including U.S. and non-U.S. corporate bonds and debt securities guaranteed by U.S. and non-

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U.S. governments, their agencies or instrumentalities or supranational organizations). The principal risks of investing in this underlying fund are: active trading; convertible securities; country, sector or industry focus; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; high-yield debt securities; increase in expenses; leveraging; liquidity; market; non-diversification; portfolio selection; preferred stock; prepayment or call; short sales; small- or medium-sized companies; stocks; U.S. government agency obligations; and value investing.

• Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as a secondary objective by generally investing at least 80% of its net-assets in a broad range of fixed-income securities. The fund may also invest in derivatives and equity securities. The principal risks of investing in this underlying fund are: active trading; convertible securities; credit; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; liquidity; loans; market; mortgage-related securities; portfolio selection; preferred stock; stocks; structured instruments; valuation; and warrants and rights.

• Transamerica JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund’s net assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; increase in expenses; liquidity; market; non-diversification; and portfolio selection.

• Transamerica Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing fund assets principally in fixed-income securities. The fund normally invests at least 80% of its net assets primarily in investment-grade, fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities (“junk bonds”) and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: bank obligations; convertible securities; credit; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; leveraging; liquidity; market; mortgage-related securities; portfolio selection; preferred stock; REITs; repurchase agreements; Rule 144A securities; stocks; structured instruments; and valuation.

• Transamerica MFS International Equity seeks capital growth by investing primarily in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets. The fund may invest a relatively large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. The fund may invest its assets in the stocks of companies its sub-adviser believes to have above-average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying fund are: active trading; convertible securities; currency; defensive investing; derivatives; emerging markets; foreign securities; geographic; growth stocks; increase in expenses; leveraging; liquidity; market; portfolio selection; preferred stock; small- or medium-sized companies; stocks; and value investing.

• Transamerica Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund’s sub-adviser looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; foreign securities; growth stocks; increase in expenses; leveraging; liquidity; market; portfolio selection; securities lending; small- or medium-sized companies; stocks; and value investing.

• Transamerica Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in equity securities of issuers that are economically tied to one or more emerging markets countries. In selecting securities, the fund’s sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: convertible securities; country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; liquidity; market; portfolio selection; portfolio turnover; preferred stock; small- or medium-sized companies; stocks; and warrants and rights.

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• Transamerica Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small-cap and mid-cap domestic and foreign issuers. The fund’s sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: convertible securities; currency; currency hedging; defensive investing; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; portfolio selection; portfolio turnover; preferred stock; small- or medium-sized companies; stocks; and value investing.

• Transamerica PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Protected Securities (or “TIPS”). The fund’s subadviser invests, under normal circumstances, at least 80% of the fund’s net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: CPIU measurement; credit; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; interest rate; leveraging; liquidity; market; mortgage-related securities; non-diversification; portfolio selection; portfolio turnover; preferred stock; prepayment or call; repurchase agreements; Rule 144A securities; sovereign debt; stocks; U.S. government agency obligation; and valuation.

• Transamerica Schroders International Small Cap seeks to provide long-term capital appreciation by investing primarily in the equity securities of smaller companies located outside the U.S. The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including the company’s potential for long-term growth, financial condition, quality of management and sensitivity to cyclical factors, as well as the relative value of the company’s securities compared to the market as a whole. The principal risks of investing in this underlying fund are: country/regional; currency; defensive investing, derivatives; emerging markets; foreign securities; growth stocks; increase in expenses; investment style; liquidity; market; portfolio selection; smaller companies; and stocks.

• Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, mortgage-backed securities, and asset-backed securities. Normally, the fund will invest at least 80% of its net assets in fixed-income securities. The principal risks of investing in this underlying fund are: bank obligations; credit; defensive investing; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; mortgage-related securities; portfolio selection; U.S. government agency obligations; valuation; and yield fluctuation.

• Transamerica Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks of U.S. and non-U.S. issuers. The fund invests in companies regardless of market capitalization, with the mix of its investments at any time depending on the industries and types of securities its sub-adviser believes represent the best values consistent with the fund’s strategies and restrictions. The principal risks of investing in this underlying fund are: currency; defensive investing, fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; market; non-diversification; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica Thornburg International Value seeks long-term capital appreciation by investing, under normal circumstances, at least 75% of its assets in foreign securities of issuers that are located in a number of countries throughout the world. The fund may invest in emerging markets. The fund may invest in companies of any size, but invests primarily in the large and middle range of public company market capitalizations. The principal risks of investing in this underlying fund are: currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; increase in expenses; market; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund’s sub-adviser focuses on, among other things, identifying discrepancies between a security’s fundamental value and its market price. The principal risks of investing in this underlying fund are: convertible securities; defensive investing; derivatives; increase in expenses; investment companies; market; portfolio selection; preferred stock; stocks; value investing; and warrants and rights.

• Transamerica Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging markets countries. Under normal circumstances, at least 80% of the fund’s net assets will be invested in debt securities of issuers located in emerging markets countries. The principal risks of investing in this underlying fund are: credit; currency;

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currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; increase in expenses; liquidity; market; non-diversification; portfolio selection; sovereign debt; and valuation.

• Transamerica Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal circumstances, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The fund may also invest in common stocks and other equity securities of small- and large-cap companies, as well as preferred stocks, convertible securities, rights and warrants and debt securities. The principal risks of investing in this underlying fund are: convertible securities; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; investing aggressively; market; portfolio selection; preferred stock; REITs; small- or medium-sized companies; stocks; and warrants and rights.

• Transamerica Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies. Under normal circumstances, at least 80% of the fund’s net assets will be invested in such securities. The principal risks of investing in this underlying fund are: convertible securities; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; market; portfolio selection; REITs; smaller companies; and stocks.

• Transamerica WMC Emerging Markets seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in equity securities of companies that conduct their principal business activities in emerging markets, are organized under the laws of or maintain their principal place of business in emerging markets, or whose securities are traded principally on exchanges in emerging markets. The fund’s sub-adviser considers emerging markets to be markets with rapidly growing economies. The principal risks of investing in this underlying fund are: convertible securities; country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; IPOs; liquidity; market; portfolio selection; portfolio turnover; preferred stock; small- or medium-sized companies; stocks; and warrants and rights.

The funds may invest their assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the funds may do so without limit. Although the underlying funds will do this only in seeking to avoid losses, the underlying funds may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the funds have any uninvested cash, the funds would also be subject to risk with respect to the depository institution holding the cash.

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LIST AND DESCRIPTION OF CERTAIN UNDERLYING ETFS AND
INSTITUTIONAL MUTUAL FUNDS

This section lists and describes the underlying ETFs and institutional mutual funds in which certain of the portfolios may invest. This section summarizes their respective investment objectives and principal investment strategies and risks.

UNDERLYING ETFs AND INSTITUTIONAL MUTUAL FUNDS:

Fund Name	Transamerica Index 35 VP	Transamerica Index 50 VP	Transamerica Index 75 VP	Transamerica Index 100 VP	Transamerica Efficient Markets VP
Vanguard Emerging Markets ETF	X	X	X	X
Vanguard Europe Pacific ETF	X	X	X	X
Vanguard European ETF	X	X	X	X
Vanguard Extended Market ETF	X	X	X	X
Vanguard FTSE All-World ex-US ETF	X	X	X	X
Vanguard Growth ETF	X	X	X	X
Vanguard Intermediate-Term Bond ETF	X	X	X		X
Vanguard Intermediate-Term Corporate Bond ETF	X	X	X		X
Vanguard Intermediate-Term Government Bond ETF	X	X	X		X
Vanguard Large-Cap ETF	X	X	X	X
Vanguard Long-Term Bond ETF	X	X	X		X
Vanguard Long-Term Corporate Bond ETF	X	X	X		X
Vanguard Long-Term Government Bond ETF	X	X	X		X
Vanguard Mega Cap 300 ETF	X	X	X	X
Vanguard Mega Cap 300 Growth ETF		X	X
Vanguard Mega Cap 300 Value ETF		X	X
Vanguard Mid-Cap ETF	X	X	X	X
Vanguard Mid-Cap Growth ETF		X	X
Vanguard Mid-Cap Value ETF		X	X
Vanguard Mortgage-Backed Securities ETF	X	X	X		X
Vanguard Pacific ETF	X	X	X	X
Vanguard Short-Term Bond ETF	X	X	X		X
Vanguard Short-Term Corporate Bond ETF	X	X	X		X
Vanguard Short-Term Government Bond ETF	X	X	X		X
Vanguard Small-Cap ETF	X	X	X	X
Vanguard Small-Cap Growth ETF		X	X
Vanguard Small-Cap Value ETF		X	X
Vanguard Total Bond Market ETF	X	X	X		X
Vanguard Total Stock Market ETF	X	X	X	X
Vanguard Total World Stock ETF	X	X	X	X
Vanguard Value ETF	X	X	X	X
DFA International Small Cap Value Portfolio					X
DFA International Value Portfolio					X
Emerging Markets Value Portfolio					X
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Fund Name	Transamerica Index 35 VP	Transamerica Index 50 VP	Transamerica Index 75 VP	Transamerica Index 100 VP	Transamerica Efficient Markets VP
Large Cap International Portfolio					X
U.S. Large Company Portfolio					X
U.S. Targeted Value Portfolio					X

VANGUARD UNDERLYING ETFS:

• Vanguard® Emerging Markets ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries. The ETF employs a “passive management” — or indexing —investment approach by investing substantially all (normally about 95%) of its assets in the common stocks included in the MSCI® Emerging Markets Index, while employing a form of sampling to reduce risk. The MSCI Emerging Markets Index includes approximately 748 common stocks of companies located in emerging markets around the world. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk, emerging markets risk, currency risk and index sampling risk.

• Vanguard® Europe Pacific ETF seeks to provide a tax-efficient investment return consisting of long-term capital appreciation. The ETF purchases stocks included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI® EAFE®) Index, which is made up of approximately 989 common stocks of companies located in 21 countries in Europe, Australia, Asia and the Far East. The ETF uses statistical methods to “sample” the Index, aiming to closely track its investment performance while limiting investments in Index securities that have undesirable tax characteristics in an attempt to minimize taxable income distributions. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

• Vanguard® European ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe. The ETF employs a “passive management” — or indexing —investment approach by investing all, or substantially all, of its assets in the common stocks included in the Morgan Stanley Capital International (MSCI®) Europe Index. The MSCI Europe Index is made up of approximately 467 common stocks of companies located in 16 European countries — mostly companies in the United Kingdom, France, Germany, and Switzerland. Other countries represented in the Index include Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain and Sweden. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

• Vanguard® Extended Market ETF seeks to track the performance of a benchmark index that measures the investment return of small-and mid-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Standard & Poor’s Completion Index, a broadly diversified index of stocks of small and medium-size U.S. companies. The ETF invests all, or substantially all, of its assets in stocks of its target index, with nearly 80% of it assets invested in 1,200 stocks in its target index (covering nearly 80% of the Index’s total market capitalization), and the rest of its assets in a representative sample of the remaining stocks. The primary risks of investing in this underlying ETF are stock market risk, investment style risk and index sampling risk.

• Vanguard® FTSE All-World ex-US ETF seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets outside the U.S. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the FTSE® All-World ex-US Index, a free-float-adjusted, market-capitalization-weighted index designed to measure equity market performance of international markets. The Index includes approximately 2,140 stocks of companies located in 46 countries, including both developed and emerging markets. The ETF attempts to replicate its target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk, emerging markets risk and currency risk.

• Vanguard® Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Prime Market Growth Index, a broadly diversified index predominantly made up of growth stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or

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substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risks.

• Vanguard® Intermediate-Term Bond ETF seeks to track the performance of a market-weighted bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. 5-10 Year Government/Credit Bond Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 5 and 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

• Vanguard® Intermediate-Term Corporate Bond ETF seeks to track the performance of a market-weighted corporate bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 5-10 Year Corporate Index. This Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 5 and 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 7.9 years. The primary risks of investing in this underlying ETF are: interest rate risk, credit risk, income risk and index sampling risk.

• Vanguard® Intermediate-Term Government Bond ETF seeks to track the performance of a market-weighted government bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 3-10 Year Government Float Adjusted Index. This Index includes fixed-income securities issued by the U.S. Treasury (not including inflation-protected bonds) and U.S. government agencies and instrumentalities, as well as corporate or dollar-denominated foreign debt guaranteed by the U.S. government, with maturities between 3 and 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 5.9 years. The primary risks of investing in this underlying ETF are: income risk, interest rate risk and credit risk.

• Vanguard® Large-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Prime Market 750 Index, a broadly diversified index predominantly made up of stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Long-Term Bond ETF seeks to track the performance of a market-weighted bond index with a long-term dollar-weighted average maturity. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. Long Government/Credit Bond Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of greater than 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 15 and 30 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

• Vanguard® Long-Term Corporate Bond ETF seeks to track the performance of a market-weighted corporate bond index with a long-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. Long Corporate Index. This Index includes U.S.

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dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities greater than 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 24.7 years. The primary risks of investing in this underlying ETF are: interest rate risk, credit risk, income risk and index sampling risk.

• Vanguard® Long-Term Government Bond ETF seeks to track the performance of a market-weighted government bond index with a long-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. Long Government Float Adjusted Index. This Index includes fixed-income securities issued by the U.S. Treasury (not including inflation-protected bonds) and U.S. government agencies and instrumentalities, as well as corporate or dollar-denominated foreign debt guaranteed by the U.S. government, with maturities greater than 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 19.0 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

• Vanguard® Mega Cap 300 ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the U.S. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Morgan Stanley Capital International® (MSCI®) US Large Cap 300 Index, a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mega Cap 300 Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI US Large-Cap Growth Index, which represents the value of companies of the MSCI US Large-Cap 300 Index. The index is a, free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization growth stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mega Cap 300 Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI US Large-Cap Value Index, which represents the value of companies of the MSCI US Large-Cap 300 Index. The index is a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization value stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mid-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mid-Cap Growth ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization growth stocks. The ETF employs a “passive management” —or indexing — investment approach designed to track the performance of the MSCI US Mid Cap Growth Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

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• Vanguard® Mid-Cap Value ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization value stocks. The ETF employs a “passive management” —or indexing — investment approach designed to track the performance of the MSCI US Mid Cap Value Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mortgage-Backed Securities ETF seeks to track the performance of a market-weighted mortgage-backed securities index. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. MBS Float Adjusted Index. This Index covers U.S. agency mortgage-backed pass-through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). To be included in the Index, pool aggregates must have at least $250 million currently outstanding and a weighted average maturity of at least 1 year. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 5.76 years. The primary risks of investing in this underlying ETF are: prepayment risk, interest rate risk, credit risk, income risk and index sampling risk.

• Vanguard® Pacific ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of the Pacific region. The ETF employs a “passive management” — or indexing — investment approach by investing all, or substantially all, of its assets in the common stocks included in the MSCI® Pacific Index. The MSCI Pacific Index consists of approximately 494 common stocks of companies located Japan, Australia, Hong Kong, Singapore, and New Zealand. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

• Vanguard® Short-Term Bond ETF seeks to track the performance of a market-weighted bond index with a short-term dollar-weighted average maturity. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. 1-5 Year Government/Credit Bond Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 1 and 5 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF’s maintains a dollar-weighted average maturity consistent with that of the Index, which generally does not exceed 3 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, index sampling risk and credit risk.

• Vanguard® Short-Term Corporate Bond ETF seeks to track the performance of a market-weighted corporate bond index with a short-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 1-5 Year Corporate Index. This Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 1 and 5 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 3.1 years. The primary risks of investing in this underlying ETF are: income risk, credit risk, interest rate risk, and index sampling risk.

• Vanguard® Short-Term Government Bond ETF seeks to track the performance of a market-weighted government bond index with a short-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 1-3 Year Government Float Adjusted Index. This Index includes fixed-income securities issued by the U.S. Treasury (not including inflation-protected securities) and U.S. government agencies and instrumentalities, as well as corporate or dollar-denominated foreign debt guaranteed by the U.S. government, all with maturities between 1 and 3 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 1.9 years. The primary risks of investing in this underlying ETF are: income risk, interest rate risk, credit risk and index sampling risk.

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• Vanguard® Small-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Small Cap 1750 Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Small-Cap Growth ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI US Small Cap Growth Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Small-Cap Value ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The ETF employs a “passive management” —indexing — investment approach designed to track the performance of the MSCI US Small Cap Value Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Total Bond Market ETF seeks to track the performance of a broad, market-weighted bond index. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. Aggregate Bond Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the U.S., including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year. The ETF invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years. The primary risks of investing in this underlying ETF are interest rate risk, income risk, credit risk, call risk and index sampling risk.

• Vanguard® Total Stock Market ETF seeks to track the performance of a benchmark index that measures the investment return of the overall stock market. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Morgan Stanley Capital International (MSCI®)U.S. Broad Market Index, which represents 99.5% or more of the total market capitalization of all the U.S. common stocks regularly traded on the New York Stock Exchange and the Nasdaq over-the-counter market. The ETF typically holds 1,200-1,300 of the stocks in its target index (covering nearly 95% of the Index’s total market capitalization) and a representative sample of the remaining stocks. The ETF holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. The primary risks of investing in this underlying ETF are: stock market risk and index sampling risk.

• Vanguard® Total World Stock ETF seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets around the world. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the FTSE® All-World Index, a free-float-adjusted, market-capitalization-weighted index designed to measure the market performance of large-and mid-capitalization stocks of companies located around the world. The Index includes approximately 2,800 stocks of companies located in 47 countries, including both developed and emerging markets. The ETF typically holds approximately 2,000 stocks in its target Index (covering nearly 99% of the Index’s total market capitalization) and a representative sample of the remaining stocks. The ETF holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings, country weightings, and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk, emerging markets risk, currency risk and index sampling risk.

• Vanguard® Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Prime Market Value Index, a broadly diversified index predominantly made up

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of value stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

UNDERLYING DFA INSTITUTIONAL MUTUAL FUNDS:

• DFA International Small Cap Value Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio pursues its objective by investing in stocks of small non-U.S. companies believed to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value. In assessing value, additional factors such as price to cash flow or price to earning ratios may be considered, as well as economic conditions and developments in the issuer’s industry. The criteria for assessing value are subject to change from time to time. The Portfolio currently invests in companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom. The primary risks of investing in this underlying institutional mutual fund are market risk, foreign securities and currencies risk and small company risk.

• DFA International Value Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio invests all of its assets in the DFA International Value Series (“International Value Series”) of The DFA Investment Trust Company, which has the same investment objective and policies as the Portfolio. The International Value Series pursues its objective by investing in value stocks of large non-U.S. companies believed to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value. In assessing value, additional factors such as price to cash flow or price to earning ratios may be considered, as well as economic conditions and developments in the issuer’s industry. The criteria for assessing value are subject to change from time to time. The Portfolio currently invests in companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom. The primary risks of investing in this underlying institutional mutual fund are market risk and foreign securities and currencies risk.

• Emerging Markets Value Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio invests all of its assets in the Dimensional Emerging Markets Value Fund Inc. (“Emerging Market Value Fund”), which has the same investment objective and policies as the Portfolio. The Emerging Markets Value Fund pursues its objective by investing in emerging markets equity securities believed to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value. In assessing value, additional factors such as price to cash flow or price to earning ratios may be considered, as well as economic conditions and developments in the issuer’s industry. The criteria for assessing value are subject to change from time to time. In determining what countries are eligible markets, DFA will consider, among other things, information disseminated by the International Finance Corporation in determining and approving countries that have emerging markets. The Portfolio currently invests in companies in Brazil, Chile, China, the Czech Republic, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Philippines, Poland, South Africa, South Korea, Taiwan, Thailand, and Turkey. The primary risks of investing in this underlying institutional mutual fund are market risk, foreign securities and currencies risk, small company risk and emerging markets risk.

• Large Cap International Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio pursues its objective by investing in the stocks of large non-U.S. companies. Company size is measured on a country- or region-specific basis and based primarily on the market capitalization of operating companies traded on selected exchanges. The minimum market capitalization threshold varies by country or region and will change due to market conditions. The Portfolio currently invests in companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom. The primary risks of investing in this underlying institutional mutual fund are market risk and foreign securities and currencies risk.

• U.S. Large Company Portfolio (“Portfolio”) seeks to approximate the total investment return of the S&P 500 Index, both in terms of the price of the Portfolio’s shares and its total investment return. The Portfolio invests all of its assets in the U.S. Large Company Series (“U.S. Large Company Series”) of The DFA Investment Trust Company, which has the same investment objective and policies as the Portfolio. The U.S. Large Company Series intends to invest all of the stocks that comprise the S&P 500 Index in approximately the same proportions as they are represented in the Index. Generally, these are the U.S. stocks with the largest market capitalizations and, as a group, represent approximately 70% of the total market capitalization of all publicly traded U.S. stocks. The primary risk of investing in this underlying institutional mutual fund is market risk.

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• U.S. Targeted Value Portfolio (“Portfolio”) seeks to capture the returns and diversification benefits of a broad cross-section of U.S. small value companies, on a market-cap weighted basis. The Portfolio invests in securities of U.S. companies smaller than the 500th largest company in the market universe comprised of companies listed on the New York Stock Exchange, American Stock Exchange, and Nasdaq National Market System. After identifying the aggregate market capitalization break, a value screen is applied to the universe. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value. In assessing value, additional factors such as price-to-cash-flow or price-to-earnings ratios may be considered, as well as economic conditions and developments in the issuer's industry. The criteria for assessing value are subject to change from time to time. The primary risks of investing in this underlying institutional mutual fund are market risk, small company risk, value investment risk, derivative risk and securities lending risk.

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FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand a portfolio's performance for the past five years or since its inception if less than five years. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio for the period shown, assuming reinvestment of all dividends and distributions. This information through December 31, 2009 has been derived from financial statements audited by PricewaterhouseCoopers LLP, an Independent Registered Certified Public Accounting firm, whose report, along with the portfolio's financial statements, is included in the December 31, 2009 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding through each period:

Transamerica AEGON High Yield Bond VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007		2006	2005
Net asset value
Beginning of year	$5.87	$8.74	$9.48		$9.62	$10.54
Investment operations
Net investment income(a)	0.66	0.67	0.68		0.69	0.70
Net realized and unrealized gain (loss)	2.04	(2.68)	(0.52)		0.29	(0.51)
Total operations	2.70	(2.01)	0.16		0.98	0.19
Distributions
From net investment income	(0.62)	(0.72)	(0.90)		(1.00)	(0.85)
From net realized gains	–	(0.14)	–	(b)	(0.12)	(0.26)
Total distributions	(0.62)	(0.86)	(0.90)		(1.12)	(1.11)
Net asset value
End of year	$7.95	$5.87	$8.74		$9.48	$9.62

Total return(c)	47.05%	(25.20%)	1.85%		10.95%	1.81%
Net assets end of year (000’s)	$187,509	$244,866	$308,893		$378,471	$421,010
Ratio and supplemental data
Expenses to average net assets	0.80%	0.79%	0.81%		0.82%	0.83%
Net investment income, to average net assets	9.38%	8.73%	7.25%		7.16%	6.92%
Portfolio turnover rate	85%	59%	70%		96%	51%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007		2006	2005
Net asset value
Beginning of year	$5.94	$8.83	$9.56		$9.70	$10.64
Investment operations
Net investment income(a)	0.64	0.66	0.66		0.67	0.68
Net realized and unrealized gain (loss)	2.07	(2.72)	(0.51)		0.29	(0.52)
Total operations	2.71	(2.06)	0.15		0.96	0.16
Distributions
From net investment income	(0.61)	(0.69)	(0.88)		(0.98)	(0.84)
From net realized gains	–	(0.14)	–	(b)	(0.12)	(0.26)
Total distributions	(0.61)	(0.83)	(0.88)		(1.10)	(1.10)
Net asset value
End of year	$8.04	$5.94	$8.83		$9.56	$9.70

Total return(c)	46.67%	(25.46%)	1.73%		10.62%	1.50%
Net assets end of year (000’s)	$26,405	$5,617	$10,028		$10,083	$7,825
Ratio and supplemental data
Expenses to average net assets	1.05%	1.04%	1.06%		1.07%	1.08%
Net investment income, to average net assets	8.75%	8.26%	7.01%		6.91%	6.66%
Portfolio turnover rate	85%	59%	70%		96%	51%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

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Financial Highlights

Transamerica Asset Allocation – Conservative VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.29	$11.49	$11.54	$11.43	$12.04
Investment operations
Net investment income(a),(c)	0.37	0.46	0.42	0.41	0.47
Net realized and unrealized gain (loss)	1.69	(2.75)	0.29	0.62	0.12
Total operations	2.06	(2.29)	0.71	1.03	0.59
Distributions
From net investment income	(0.40)	(0.31)	(0.34)	(0.38)	(0.32)
From net realized gains	(0.15)	(0.60)	(0.42)	(0.54)	(0.88)
Total distributions	(0.55)	(0.91)	(0.76)	(0.92)	(1.20)
Net asset value
End of year	$9.80	$8.29	$11.49	$11.54	$11.43

Total return(b)	25.22%	(21.18)%	6.38%	9.45%	5.18%

Net assets end of year (000’s)	$554,813	$497,129	$554,977	$527,618	$516,376
Ratio and supplemental data
Expenses to average net assets(d)	0.13%	0.14%	0.13%	0.13%	0.14%
Net investment income, to average net assets(c)	4.07%	4.47%	3.60%	3.54%	4.01%
Portfolio turnover rate(e)	25%	25%	43%	18%	40%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.24	$11.44	$11.50	$11.41	$12.03
Investment operations
Net investment income(a),(c)	0.37	0.48	0.40	0.40	0.47
Net realized and unrealized gain (loss)	1.65	(2.79)	0.28	0.60	0.10
Total operations	2.02	(2.31)	0.68	1.00	0.57
Distributions
From net investment income	(0.38)	(0.29)	(0.32)	(0.37)	(0.31)
From net realized gains	(0.15)	(0.60)	(0.42)	(0.54)	(0.88)
Total distributions	(0.53)	(0.89)	(0.74)	(0.91)	(1.19)
Net asset value
End of year	$9.73	$8.24	$11.44	$11.50	$11.41

Total return(b)	24.90%	(21.40)%	6.15%	9.14%	5.01%

Net assets end of year (000’s)	$823,054	$465,802	$392,969	$290,272	$172,601
Ratio and supplemental data
Expenses to average net assets(d)	0.38%	0.39%	0.38%	0.38%	0.39%
Net investment income, to average net assets(c)	4.10%	4.69%	3.48%	3.44%	4.03%
Portfolio turnover rate(e)	25%	25%	43%	18%	40%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d)  Does not include expenses of the investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying affiliated funds.

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Financial Highlights

Transamerica Asset Allocation – Growth VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.57	$13.77	$13.63	$12.84	$12.06
Investment operations
Net investment income(a),(c)	0.09	0.20	0.28	0.37	0.16
Net realized and unrealized gain (loss)	1.80	(5.02)	0.75	1.52	1.27
Total operations	1.89	(4.82)	1.03	1.89	1.43
Distributions
From net investment income	(0.20)	(0.30)	(0.33)	(0.13)	(0.06)
From net realized gains	(0.60)	(2.08)	(0.56)	(0.97)	(0.59)
Total distributions	(0.80)	(2.38)	(0.89)	(1.10)	(0.65)
Net asset value
End of year	$7.66	$6.57	$13.77	$13.63	$12.84

Total return(b)	29.82%	(39.63)%	7.76%	15.62%	12.24%

Net assets end of year (000’s)	$808,954	$658,400	$1,260,779	$1,198,596	$966,677
Ratio and supplemental data
Expenses to average net assets(d)	0.14%	0.14%	0.13%	0.14%	0.14%
Net investment income, to average net assets(c)	1.21%	1.94%	2.00%	2.75%	1.28%
Portfolio turnover rate(e)	18%	19%	26%	4%	41%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.52	$13.67	$13.54	$12.78	$12.03
Investment operations
Net investment income(a),(c)	0.06	0.17	0.26	0.34	0.13
Net realized and unrealized gain (loss)	1.79	(4.97)	0.73	1.50	1.26
Total operations	1.85	(4.80)	0.99	1.84	1.39
Distributions
From net investment income	(0.17)	(0.27)	(0.30)	(0.11)	(0.05)
From net realized gains	(0.59)	(2.08)	(0.56)	(0.97)	(0.59)
Total distributions	(0.76)	(2.35)	(0.86)	(1.08)	(0.64)
Net asset value
End of year	$7.61	$6.52	$13.67	$13.54	$12.78

Total return(b)	29.54%	(39.75)%	7.54%	15.28%	11.92%

Net assets end of year (000’s)	$215,166	$171,239	$411,079	$338,769	$213,215
Ratio and supplemental data
Expenses to average net assets(d)	0.39%	0.39%	0.38%	0.39%	0.39%
Net investment income, to average net assets(c)	0.98%	1.51%	1.86%	2.54%	1.06%
Portfolio turnover rate(e)	18%	19%	26%	4%	41%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d)  Does not include expenses of the investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying affiliated funds.

122

Financial Highlights

Transamerica Asset Allocation – Moderate VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.36	$12.90	$12.66	$12.24	$12.10
Investment operations
Net investment income(a),(c)	0.32	0.50	0.40	0.44	0.40
Net realized and unrealized gain (loss)	1.83	(3.59)	0.57	0.89	0.46
Total operations	2.15	(3.09)	0.97	1.33	0.86
Distributions
From net investment income	(0.39)	(0.37)	(0.39)	(0.33)	(0.22)
From net realized gains	(0.35)	(1.08)	(0.34)	(0.58)	(0.50)
Total distributions	(0.74)	(1.45)	(0.73)	(0.91)	(0.72)
Net asset value
End of year	$9.77	$8.36	$12.90	$12.66	$12.24

Total return(b)	26.40%	(25.96)%	7.95%	11.48%	7.44%

Net assets end of year (000’s)	$1,101,652	$957,157	$1,550,984	$1,591,304	$1,509,579
Ratio and supplemental data
Expenses to average net assets(d)	0.13%	0.13%	0.13%	0.13%	0.14%
Net investment income, to average net assets(c)	3.63%	4.50%	3.10%	3.53%	3.36%
Portfolio turnover rate(e)	18%	23%	20%	3%	24%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.30	$12.83	$12.60	$12.20	$12.09
Investment operations
Net investment income(a),(c)	0.32	0.37	0.39	0.43	0.41
Net realized and unrealized gain (loss)	1.80	(3.47)	0.55	0.87	0.42
Total operations	2.12	(3.10)	0.94	1.30	0.83
Distributions
From net investment income	(0.37)	(0.35)	(0.37)	(0.32)	(0.22)
From net realized gains	(0.35)	(1.08)	(0.34)	(0.58)	(0.50)
Total distributions	(0.72)	(1.43)	(0.71)	(0.90)	(0.72)
Net asset value
End of year	$9.70	$8.30	$12.83	$12.60	$12.20

Total return(b)	26.20%	(26.19)%	7.73%	11.21%	7.13%

Net assets end of year (000’s)	$1,842,404	$1,190,212	$1,452,693	$1,043,139	$605,462
Ratio and supplemental data
Expenses to average net assets(d)	0.38%	0.38%	0.38%	0.38%	0.39%
Net investment income, to average net assets(c)	3.54%	3.36%	3.03%	3.44%	3.40%
Portfolio turnover rate(e)	18%	23%	20%	3%	24%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d)  Does not include expenses of the investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying affiliated funds.

123

Financial Highlights

Transamerica Asset Allocation – Moderate Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.16	$14.07	$13.72	$12.80	$12.18
Investment operations
Net investment income(a),(c)	0.23	0.34	0.37	0.43	0.30
Net realized and unrealized gain (loss)	2.00	(4.58)	0.67	1.27	0.88
Total operations	2.23	(4.24)	1.04	1.70	1.18
Distributions
From net investment income	(0.30)	(0.34)	(0.34)	(0.22)	(0.14)
From net realized gains	(0.48)	(1.33)	(0.35)	(0.56)	(0.42)
Total distributions	(0.78)	(1.67)	(0.69)	(0.78)	(0.56)
Net asset value
End of year	$9.61	$8.16	$14.07	$13.72	$12.80

Total return(b)	28.16%	(32.76)%	7.81%	13.83%	9.91%

Net assets end of year (000’s)	$1,426,280	$1,217,825	$2,229,744	$2,277,269	$1,892,007
Ratio and supplemental data
Expenses to average net assets(d)	0.13%	0.13%	0.13%	0.13%	0.14%
Net investment income, to average net assets(c)	2.61%	2.94%	2.63%	3.25%	2.47%
Portfolio turnover rate(e)	13%	18%	24%	2%	23%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.09	$13.97	$13.64	$12.75	$12.15
Investment operations
Net investment income(a),(c)	0.21	0.34	0.37	0.42	0.29
Net realized and unrealized gain (loss)	1.98	(4.58)	0.63	1.24	0.86
Total operations	2.19	(4.24)	1.00	1.66	1.15
Distributions
From net investment income	(0.28)	(0.32)	(0.32)	(0.21)	(0.13)
From net realized gains	(0.48)	(1.32)	(0.35)	(0.56)	(0.42)
Total distributions	(0.76)	(1.64)	(0.67)	(0.77)	(0.55)
Net asset value
End of year	$9.52	$8.09	$13.97	$13.64	$12.75

Total return(b)	27.87%	(32.92)%	7.56%	13.54%	9.71%

Net assets end of year (000’s)	$3,289,225	$2,187,892	$2,797,290	$1,823,589	$858,857
Ratio and supplemental data
Expenses to average net assets(d)	0.38%	0.38%	0.38%	0.38%	0.39%
Net investment income, to average net assets(c)	2.49%	2.99%	2.64%	3.15%	2.40%
Portfolio turnover rate(e)	13%	18%	24%	2%	23%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying affiliated funds.

124

Financial Highlights

Transamerica Balanced VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.38	$13.70	$12.25	$11.63	$11.77
Investment operations
Net investment income(a)	0.21	0.22	0.19	0.16	0.14
Net realized and unrealized gain (loss)	1.97	(4.36)	1.47	0.88	0.74
Total operations	2.18	(4.14)	1.66	1.04	0.88
Distributions
From net investment income	(0.16)	(0.21)	(0.15)	(0.12)	(0.16)
From net realized gains	(0.13)	(0.97)	(0.06)	(0.30)	(0.86)
Total distributions	(0.29)	(1.18)	(0.21)	(0.42)	(1.02)
Net asset value
End of year	$10.27	$8.38	$13.70	$12.25	$11.63

Total return(b)	26.30%	(32.40%)	13.61%	9.12%	7.96%
Net assets end of year (000’s)	$45,319	$36,361	$81,632	$71,949	$61,698
Ratio and supplemental data
Expenses to average net assets	0.91%	0.90%	0.89%	0.89%	0.94%
Net investment income, to average net assets	2.26%	1.89%	1.49%	1.32%	1.17%
Portfolio turnover rate	82%	67%	60%	47%	50%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.33	$13.64	$12.21	$11.61	$11.77
Investment operations
Net investment income(a)	0.18	0.19	0.16	0.13	0.11
Net realized and unrealized gain (loss)	1.96	(4.34)	1.46	0.87	0.74
Total operations	2.14	(4.15)	1.62	1.00	0.85
Distributions
From net investment income	(0.15)	(0.19)	(0.13)	(0.10)	(0.15)
From net realized gains	(0.13)	(0.97)	(0.06)	(0.30)	(0.86)
Total distributions	(0.28)	(1.16)	(0.19)	(0.40)	(1.01)
Net asset value
End of year	$10.19	$8.33	$13.64	$12.21	$11.61

Total return(b)	25.94%	(32.57%)	13.38%	8.74%	7.79%
Net assets end of year (000’s)	$56,181	$22,473	$20,711	$9,672	$3,791
Ratio and supplemental data
Expenses to average net assets	1.16%	1.15%	1.14%	1.14%	1.19%
Net investment income, to average net assets	1.98%	1.71%	1.25%	1.11%	0.91%
Portfolio turnover rate	82%	67%	60%	47%	50%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

125

Financial Highlights

Transamerica BlackRock Global Allocation VP

For a share outstanding throughout each period	Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment income(a),(e)	0.37
Net realized and unrealized gain	1.79
Total operations	2.16
Net asset value
End of period	$12.16

Total return(b)	21.60%	(h)

Net assets end of year (000’s)	$157,420
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.35%	(i)
Before reimbursement/fee waiver	0.40%	(i)
Net investment income, to average net assets(e)	4.74%	(i)
Portfolio turnover rate(f)	–%	(h)(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Rounds to less than 0.01%.

(h) Not annualized.

(i) Annualized.

126

Financial Highlights

Transamerica BlackRock Large Cap Value VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.09	$19.16	$20.80	$18.72	$17.17
Investment operations
Net investment income(a)	0.19	0.21	0.20	0.17	0.13
Net realized and unrealized gain (loss)	1.35	(6.18)	0.72	2.91	2.54
Total operations	1.54	(5.97)	0.92	3.08	2.67
Distributions
From net investment income	(0.17)	(0.15)	(0.20)	(0.10)	(0.12)
From net realized gains	–	(1.95)	(2.36)	(0.90)	(1.00)
Total distributions	(0.17)	(2.10)	(2.56)	(1.00)	(1.12)
Net asset value
End of year	$12.46	$11.09	$19.16	$20.80	$18.72

Total return(b)	13.99%	(33.89%)	4.64%	16.92%	15.94%
Net assets end of year (000’s)	$1,184,485	$712,006	$860,991	$1,054,389	$860,826
Ratio and supplemental data
Expenses to average net assets	0.84%	0.83%	0.85%	0.83%	0.84%
Net investment income, to average net assets	1.73%	1.38%	0.94%	0.86%	0.70%
Portfolio turnover rate	128%	85%	67%	60%	69%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.13	$19.21	$20.87	$18.81	$17.27
Investment operations
Net investment income(a)	0.17	0.17	0.14	0.13	0.09
Net realized and unrealized gain (loss)	1.35	(6.20)	0.73	2.91	2.57
Total operations	1.52	(6.03)	0.87	3.04	2.66
Distributions
From net investment income	(0.13)	(0.10)	(0.17)	(0.08)	(0.12)
From net realized gains	–	(1.95)	(2.36)	(0.90)	(1.00)
Total distributions	(0.13)	(2.05)	(2.53)	(0.98)	(1.12)
Net asset value
End of year	$12.52	$11.13	$19.21	$20.87	$18.81

Total return(b)	13.71%	(34.06%)	4.35%	16.62%	15.73%
Net assets end of year (000’s)	$37,502	$15,319	$33,514	$28,079	$14,908
Ratio and supplemental data
Expenses to average net assets	1.09%	1.08%	1.10%	1.08%	1.09%
Net investment income, to average net assets	1.47%	1.06%	0.70%	0.64%	0.49%
Portfolio turnover rate	128%	85%	67%	60%	69%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

127

Financial Highlights

Transamerica BlackRock Tactical Allocation VP

For a share outstanding throughout each period	Service Class May 1 to Dec 31, 2009(f)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment income(a),(c)	0.34
Net realized and unrealized gain	1.85
Total operations	2.19
Net asset value
End of period	$12.19

Total return(b)	21.90%	(g)
Net assets end of year (000’s)	$42,149
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.50%	(h)
Before reimbursement/fee waiver	0.61%	(h)
Net investment income, to average net assets(c)	4.36%	(h)
Portfolio turnover rate(e)	19%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying affiliated funds.

(f) Commenced operations on May 1, 2009.

(g) Not annualized.

(h) Annualized.

128

Financial Highlights

Transamerica Clarion Global Real Estate Securities VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$7.84	$19.64	$24.54	$19.77	$19.15
Investment operations
Net investment income(a)	0.23	0.38	0.36	0.35	0.27
Net realized and unrealized gain (loss)	2.39	(7.03)	(1.77)	7.45	2.20
Total operations	2.62	(6.65)	(1.41)	7.80	2.47
Distributions
From net investment income	–	(0.47)	(1.73)	(0.33)	(0.32)
From net realized gains	–	(4.68)	(1.76)	(2.70)	(1.53)
Total distributions	–	(5.15)	(3.49)	(3.03)	(1.85)
Net asset value
End of year	$10.46	$7.84	$19.64	$24.54	$19.77

Total return(b)	33.42%	(42.38%)	(6.70%)	42.27%	13.47%
Net assets end of year (000’s)	$493,900	$339,659	$667,356	$922,134	$599,134
Ratio and supplemental data
Expenses to average net assets	0.91%	0.87%	0.84%	0.84%	0.86%
Net investment income, to average net assets	2.73%	2.61%	1.51%	1.59%	1.41%
Portfolio turnover rate	61%	48%	60%	44%	103%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.15	$20.12	$25.06	$20.16	$19.53
Investment operations
Net investment income(a)	0.22	0.36	0.31	0.32	0.23
Net realized and unrealized gain (loss)	2.47	(7.27)	(1.80)	7.58	2.23
Total operations	2.69	(6.91)	(1.49)	7.90	2.46
Distributions
From net investment income	–	(0.38)	(1.69)	(0.30)	(0.30)
From net realized gains	–	(4.68)	(1.76)	(2.70)	(1.53)
Total distributions	–	(5.06)	(3.45)	(3.00)	(1.83)
Net asset value
End of year	$10.84	$8.15	$20.12	$25.06	$20.16

Total return(b)	33.01%	(42.49%)	(6.91%)	41.91%	13.18%
Net assets end of year (000’s)	$18,785	$14,810	$41,216	$53,276	$24,618
Ratio and supplemental data
Expenses to average net assets	1.16%	1.12%	1.09%	1.09%	1.11%
Net investment income, to average net assets	2.46%	2.35%	1.26%	1.39%	1.21%
Portfolio turnover rate	61%	48%	60%	44%	103%
(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

129

Financial Highlights

Transamerica Convertible Securities VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.21	$12.48	$12.03	$11.20	$12.24
Investment operations
Net investment income(a)	0.19	0.18	0.16	0.15	0.22
Net realized and unrealized gain (loss)	1.73	(4.05)	1.91	1.05	0.19
Total operations	1.92	(3.87)	2.07	1.20	0.41
Distributions
From net investment income	(0.27)	(0.18)	(0.26)	(0.19)	(0.27)
From net realized gains	–	(2.22)	(1.36)	(0.18)	(1.18)
Total distributions	(0.27)	(2.40)	(1.62)	(0.37)	(1.45)
Net asset value
End of year	$7.86	$6.21	$12.48	$12.03	$11.20

Total return(b)	31.30%	(36.87%)	18.63%	10.90%	3.88%
Net assets end of year (000’s)	$125,132	$156,137	$270,218	$429,852	$314,353
Ratio and supplemental data
Expenses to average net assets	0.82%	0.81%	0.79%	0.78%	0.79%
Net investment income, to average net assets	2.82%	1.88%	1.30%	1.26%	1.95%
Portfolio turnover rate	168%	97%	79%	64%	85%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.18	$12.42	$11.98	$11.17	$12.24
Investment operations
Net investment income(a)	0.17	0.14	0.13	0.12	0.19
Net realized and unrealized gain (loss)	1.73	(4.01)	1.91	1.04	0.18
Total operations	1.90	(3.87)	2.04	1.16	0.37
Distributions
From net investment income	(0.24)	(0.15)	(0.24)	(0.17)	(0.26)
From net realized gains	–	(2.22)	(1.36)	(0.18)	(1.18)
Total distributions	(0.24)	(2.37)	(1.60)	(0.35)	(1.44)
Net asset value
End of year	$7.84	$6.18	$12.42	$11.98	$11.17

Total return(b)	31.16%	(37.00%)	18.29%	10.65%	3.54%
Net assets end of year (000’s)	$12,160	$7,777	$18,157	$14,065	$10,710
Ratio and supplemental data
Expenses to average net assets	1.07%	1.06%	1.04%	1.03%	1.04%
Net investment income, to average net assets	2.48%	1.46%	1.02%	1.01%	1.65%
Portfolio turnover rate	168%	97%	79%	64%	85%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

130

Financial Highlights

Transamerica Diversified Equity VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$13.82	$25.01	$22.05	$18.81	$17.69
Investment operations
Net investment income(a)	0.22	0.41	0.31	0.27	0.21
Net realized and unrealized gain (loss)	3.67	(11.21)	3.02	3.23	1.10
Total operations	3.89	(10.80)	3.33	3.50	1.31
Distributions
From net investment income	(0.22)	(0.39)	(0.37)	(0.26)	(0.19)
Total distributions	(0.22)	(0.39)	(0.37)	(0.26)	(0.19)
Net asset value
End of year	$17.49	$13.82	$25.01	$22.05	$18.81

Total return(b)	28.32%	(43.67%)	15.24%	18.79%	7.47%
Net assets end of year (000’s)	$422,067	$288,218	$611,618	$598,312	$581,669
Ratio and supplemental data
Expenses to average net assets	0.91%	0.84%	0.85%	0.87%	0.90%
Net investment income, to average net assets	1.49%	2.03%	1.31%	1.35%	1.20%
Portfolio turnover rate	54%	18%	34%	59%	61%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$13.74	$24.85	$21.93	$18.73	$17.65
Investment operations
Net investment income(a)	0.18	0.37	0.26	0.21	0.16
Net realized and unrealized gain (loss)	3.63	(11.15)	2.99	3.23	1.10
Total operations	3.81	(10.78)	3.25	3.44	1.26
Distributions
From net investment income	(0.19)	(0.33)	(0.33)	(0.24)	(0.18)
Total distributions	(0.19)	(0.33)	(0.33)	(0.24)	(0.18)
Net asset value
End of year	$17.36	$13.74	$24.85	$21.93	$18.73

Total return(b)	27.85%	(43.81%)	14.98%	18.45%	7.23%
Net assets end of year (000’s)	$22,817	$8,498	$24,292	$16,329	$7,930
Ratio and supplemental data
Expenses to average net assets	1.16%	1.09%	1.10%	1.12%	1.15%
Net investment income, to average net assets	1.16%	1.83%	1.11%	1.02%	0.88%
Portfolio turnover rate	54%	18%	34%	59%	61%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

131

Financial Highlights

Transamerica Efficient Markets VP

For a share outstanding throughout each period	Initial Class				Service Class
	December 31, 2009		Nov 10 to Dec 31, 2008(i)		December 31, 2009		Nov 10 to Dec 31, 2008(i)
Net asset value
Beginning of year	$10.39		$10.00		$10.39		$10.00
Investment operations
Net investment income(a), (e)	0.27		0.10		0.25		0.11
Net realized and unrealized gain	1.62		0.29		1.61		0.28
Total operations	1.89		0.39		1.86		0.39
Distributions
From net investment income	(0.01)		–		(0.01)		–
From net realized gains	–	(b)	–		–	(b)	–
Total distributions	(0.01)		–		(0.01)		–
Net asset value
End of year	$12.27		$10.39		$12.24		$10.39

Total return(c)	18.15%		3.90%	(g)	17.86%		3.90%	(g)

Net assets end of year (000’s)	$831		$260		$26,854		$1,157
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.52%		0.52%	(h)	0.77%		0.77%	(h)
Before reimbursement/fee waiver	0.70%		17.77%	(h)	0.95%		18.02%	(h)
Net investment income, to average net assets(e)	2.42%		7.15%	(h)	2.20%		8.04%	(h)
Portfolio turnover rate(f)	37%		2%	(g)	37%		2%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than $(.01) per share.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

(i) Commenced operations on November 10, 2008.

132

Financial Highlights

Transamerica Federated Market Opportunity VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006		2005
Net asset value
Beginning of year	$13.37	$14.66	$15.40	$16.52		$17.59
Investment operations
Net investment income(a)	0.06	0.24	0.41	0.48		0.30
Net realized and unrealized gain (loss)	0.52	(0.85)	(0.50)	–	(b)	0.52
Total operations	0.58	(0.61)	(0.09)	0.48		0.82
Distributions
From net investment income	(0.45)	(0.68)	(0.58)	(0.28)		(0.40)
From net realized gains	(1.35)	–	(0.07)	(1.32)		(1.49)
Total distributions	(1.80)	(0.68)	(0.65)	(1.60)		(1.89)
Net asset value
End of year	$12.15	$13.37	$14.66	$15.40		$16.52

Total return(c)	4.20%	(4.53%)	(0.48%)	2.76%		4.96%
Net assets end of year (000’s)	$285,979	$298,449	$401,656	$518,866		$577,785
Ratio and supplemental data
Expenses to average net assets	0.84%	0.81%	0.82%	0.81%		0.83%
Net investment income, to average net assets	0.47%	1.64%	2.72%	2.94%		1.76%
Portfolio turnover rate	183%	290%	56%	91%		55%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$13.91	$15.20	$15.94	$17.05	$18.12
Investment operations
Net investment income(a)	0.05	0.21	0.38	0.45	0.27
Net realized and unrealized gain (loss)	0.52	(0.87)	(0.52)	0.01	0.54
Total operations	0.57	(0.66)	(0.14)	0.46	0.81
Distributions
From net investment income	(0.39)	(0.63)	(0.53)	(0.25)	(0.39)
From net realized gains	(1.35)	–	(0.07)	(1.32)	(1.49)
Total distributions	(1.74)	(0.63)	(0.60)	(1.57)	(1.88)
Net asset value
End of year	$12.74	$13.91	$15.20	$15.94	$17.05

Total return(c)	3.95%	(4.65%)	(0.70%)	2.47%	4.72%
Net assets end of year (000’s)	$13,590	$14,000	$25,139	$32,406	$32,851
Ratio and supplemental data
Expenses to average net assets	1.09%	1.06%	1.07%	1.06%	1.08%
Net investment income, to average net assets	0.31%	1.38%	2.48%	2.67%	1.54%
Portfolio turnover rate	183%	290%	56%	91%	55%

(a)  Calculated based on average number of shares outstanding.

(b)  Rounds to less than ($0.01) or $0.01.

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

133

Financial Highlights

Transamerica Focus VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$7.43	$13.88	$14.73	$14.71	$14.22
Investment operations
Net investment income(a)	0.07	0.18	0.16	0.18	0.10
Net realized and unrealized gain (loss)	1.99	(4.67)	(0.01)	2.26	0.48
Total operations	2.06	(4.49)	0.15	2.44	0.58
Distributions
From net investment income	(0.21)	(0.21)	(0.20)	(0.16)	(0.09)
From net realized gains	–	(1.75)	(0.80)	(2.26)	–
Total distributions	(0.21)	(1.96)	(1.00)	(2.42)	(0.09)
Net asset value
End of year	$9.28	$7.43	$13.88	$14.73	$14.71

Total return(b)	27.91%	(36.36%)	1.04%	18.56%	4.08%
Net assets end of year (000’s)	$156,691	$146,079	$297,425	$370,692	$379,373
Ratio and supplemental data
Expenses to average net assets	0.90%	0.86%	0.87%	0.88%	0.86%
Net investment income, to average net assets	0.94%	1.62%	1.11%	1.22%	0.68%
Portfolio turnover rate	131%	35%	15%	15%	33%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$7.41	$13.83	$14.69	$14.68	$14.21
Investment operations
Net investment income(a)	0.05	0.15	0.13	0.15	0.06
Net realized and unrealized gain (loss)	1.98	(4.66)	(0.02)	2.25	0.48
Total operations	2.03	(4.51)	0.11	2.40	0.54
Distributions
From net investment income	(0.17)	(0.16)	(0.17)	(0.13)	(0.07)
From net realized gains	–	(1.75)	(0.80)	(2.26)	–
Total distributions	(0.17)	(1.91)	(0.97)	(2.39)	(0.07)
Net asset value
End of year	$9.27	$7.41	$13.83	$14.69	$14.68

Total return(b)	27.57%	(36.54%)	0.77%	18.29%	3.81%
Net assets end of year (000’s)	$5,301	$4,065	$11,910	$12,810	$8,680
Ratio and supplemental data
Expenses to average net assets	1.15%	1.11%	1.12%	1.13%	1.11%
Net investment income, to average net assets	0.66%	1.35%	0.86%	0.99%	0.44%
Portfolio turnover rate	131%	35%	15%	15%	33%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts

134

Financial Highlights

Transamerica Foxhall Emerging Markets/Pacific Rim VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(h)		Service Class Jul 1 to Dec 31, 2009(h)

Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.12		0.38
Net realized and unrealized gain	0.84		0.56
Total operations	0.96		0.94
Net asset value
End of period	$10.96		$10.94

Total return(b)	9.60%	(f)	9.40%	(f)

Net assets end of period (000’s)	$12,102		$4,370
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(g)	1.25%	(g)
Before reimbursement/fee waiver	1.87%	(g)	2.12%	(g)
Net investment income, to average net assets(d)	2.29%	(g)	7.03%	(g)
Portfolio turnover rate(e)	207%	(f)	207%	(f)

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Does not include expenses of the investment companies in which the fund invests.

(d)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying funds.

(f)  Not annualized.

(g)  Annualized.

(h)  Commenced operations on July 1, 2009.

135

Financial Highlights

Transamerica Foxhall Global Conservative VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(i)		Service Class Jul 1 to Dec 31, 2009(i)

Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.09		0.17
Net realized and unrealized loss	—	(b)	(0.09)
Total operations	0.09		0.08
Net asset value
End of period	$10.09		$10.08

Total return(c)	0.90%	(g)	0.80%	(g)

Net assets end of period (000’s)	$1,880		$2,971
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	3.67%	(h)	3.92%	(h)
Net investment income, to average net assets(e)	1.80%	(h)	3.42%	(h)
Portfolio turnover rate(f)	198%	(g)	198%	(g)

(a)  Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Does not include expenses of the investment companies in which the fund invests.

(e)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f)  Does not include the portfolio activity of the underlying funds.

(g)  Not annualized.

(h)  Annualized.

(i)  Commenced operations on July 1, 2009.

136

Financial Highlights

Transamerica Foxhall Global Growth VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(h)		Service Class Jul 1 to Dec 31, 2009(h)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.11		0.30
Net realized and unrealized gain	0.92		0.71
Total operations	1.03		1.01
Net asset value
End of period	$11.03		$11.01

Total return(b)	10.30%	(f)	10.10%	(f)

Net assets end of period (000’s)	$12,318		$5,513
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(g)	1.25%	(g)
Before reimbursement/fee waiver	1.87%	(g)	2.12%	(g)
Net investment income, to average net assets(d)	2.04%	(g)	5.46%	(g)
Portfolio turnover rate(e)	255%	(f)	255%	(f)

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Does not include expenses of the investment companies in which the fund invests.

(d)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying funds.

(f)  Not annualized.

(g)  Annualized.

(h)  Commenced operations on July 1, 2009.

137

Financial Highlights

Transamerica Foxhall Global Hard Asset VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(h)		Service Class Jul 1 to Dec 31, 2009(h)

Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.07		0.23
Net realized and unrealized gain	0.27		0.10
Total operations	0.34		0.33
Net asset value
End of period	$10.34		$10.33

Total return(b)	3.40%	(f)	3.30%	(f)

Net assets end of period (000’s)	$7,065		$3,262
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(g)	1.25%	(g)
Before reimbursement/fee waiver	2.19%	(g)	2.44%	(g)
Net investment income, to average net assets(d)	1.30%	(g)	4.57%	(g)
Portfolio turnover rate(e)	248%	(f)	248%	(f)

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Does not include expenses of the investment companies in which the fund invests.

(d)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying funds.

(f)  Not annualized.

(g)  Annualized.

(h)  Commenced operations on July 1, 2009.

138

Financial Highlights

Transamerica Growth Opportunities VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008		2007	2006	2005
Net asset value
Beginning of year	$7.74	$18.18		$16.00	$15.69	$14.66
Investment operations
Net investment income (loss)(a)	– (b)	0.03		(0.01)	0.01	0.04
Net realized and unrealized gain (loss)	2.85	(6.12)		3.58	0.76	2.18
Total operations	2.85	(6.09)		3.57	0.77	2.22
Distributions
From net investment income	(0.03)	–		(0.01)	(0.04)	–
From net realized gains	–	(4.35)		(1.38)	(0.42)	(1.19)
Total distributions	(0.03)	(4.35)		(1.39)	(0.46)	(1.19)
Net asset value
End of year	$10.56	$7.74		$18.18	$16.00	$15.69

Total return(c)	36.86%	(40.90%)		23.09%	5.10%	16.23%
Net assets end of year (000’s)	$288,629	$180,962		$485,162	$478,963	$445,761
Ratio and supplemental data
Expenses to average net assets	0.88%	0.85%		0.83%	0.84%	0.86%
Net investment income (loss), to average net assets	0.04%	0.25%		(0.08%)	0.05%	0.30%
Portfolio turnover rate	60%	47%		73%	68%	44%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008		2007	2006	2005
Net asset value
Beginning of year	$7.64	$18.00		$15.88	$15.59	$14.61
Investment operations
Net investment loss(a)	(0.02)	–	(b)	(0.06)	(0.03)	–	(b)
Net realized and unrealized gain (loss)	2.81	(6.05)		3.56	0.75	2.17
Total operations	2.79	(6.05)		3.50	0.72	2.17
Distributions
From net investment income	–	–		–	(0.01)	–
From net realized gains	–	(4.31)		(1.38)	(0.42)	(1.19)
Total distributions	–	(4.31)		(1.38)	(0.43)	(1.19)
Net asset value
End of year	$10.43	$7.64		$18.00	$15.88	$15.59

Total return(c)	36.52%	(41.06%)		22.74%	4.90%	15.93%
Net assets end of year (000’s)	$11,126	$7,425		$20,062	$16,847	$14,980
Ratio and supplemental data
Expenses to average net assets	1.13%	1.10%		1.08%	1.09%	1.11%
Net investment loss, to average net assets	(0.20%)	–%	(d)	(0.33%)	(0.20%)	0.03%
Portfolio turnover rate	60%	47%		73%	68%	44%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Rounds to less than (0.01%) or 0.01%.

139

Financial Highlights

Transamerica Hanlon Balanced VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.49		0.62
Net realized and unrealized gain	0.91		0.76
Total operations	1.40		1.38
Net asset value
End of period	$11.40		$11.38

Total return(b)	14.00%	(g)	13.80%	(g)

Net assets end of year (000’s)	$5,067		$3,186
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	2.06%	(h)	2.31%	(h)
Net investment income, to average net assets(e)	6.78%	(h)	8.50%	(h)
Portfolio turnover rate(f)	48%	(g)	48%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

140

Financial Highlights

Transamerica Hanlon Growth VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.48		0.62
Net realized and unrealized gain	1.04		0.88
Total operations	1.52		1.50
Net asset value
End of period	$11.52		$11.50

Total return(b)	15.20%	(g)	15.00%	(g)

Net assets end of year (000’s)	$10,661		$2,093
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	1.53%	(h)	1.78%	(h)
Net investment income, to average net assets(e)	6.64%	(h)	8.51%	(h)
Portfolio turnover rate(f)	68%	(g)	68%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

141

Financial Highlights

Transamerica Hanlon Growth and Income VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.48		0.58
Net realized and unrealized gain	0.95		0.84
Total operations	1.43		1.42
Net asset value
End of period	$11.43		$11.42

Total return(b)	14.30%	(g)	14.20%	(g)

Net assets end of year (000’s)	$6,712		$2,285
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	1.88%	(h)	2.13%	(h)
Net investment income, to average net assets(e)	6.73%	(h)	8.02%	(h)
Portfolio turnover rate(f)	56%	(g)	56%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

142

Financial Highlights

Transamerica Hanlon Managed Income VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.35		0.39
Net realized and unrealized gain	0.74		0.69
Total operations	1.09		1.08
Net asset value
End of period	$11.09		$11.08

Total return(b)	10.90%	(g)	10.80%	(g)

Net assets end of year (000’s)	$17,794		$19,495
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	1.32%	(h)	1.57%	(h)
Net investment income, to average net assets(e)	4.90%	(h)	5.29%	(h)
Portfolio turnover rate(f)	99%	(g)	99%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

143

Financial Highlights

Transamerica Index 35 VP

For a share outstanding throughout each period	Initial Class Nov 19 to Dec 31, 2009(h)		Service Class Nov 19 to Dec 31, 2009(h)
Net asset value
Beginning of year	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.07		0.10
Net realized and unrealized gain	(0.07)		(0.10)
Total operations	0.00		0.00
Net asset value
End of period	$10.00		$10.00

Total return(b)	–%	(f)	–%	(f)

Net assets end of year (000’s)	$250		$1,755
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.37%	(g)	0.62%	(g)
Before reimbursement/fee waiver	27.72%	(g)	27.97%	(g)
Net investment income, to average net assets(d)	5.92%	(g)	8.60%	(g)
Portfolio turnover rate(e)	1%	(f)	1%	(f)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying funds.

(f) Not annualized.

(g) Annualized.

(h) Commenced operations on November 19, 2009.

144

Financial Highlights

Transamerica Index 50 VP

For a share outstanding throughout each period	Initial Class			Service Class
	December 31, 2009	May 1 to Dec 31, 2008(h)		December 31, 2009	May 1 to Dec 31, 2008(h)
Net asset value
Beginning of year	$8.28	$10.00		$8.26	$10.00
Investment operations
Net investment income(a),(d)	0.26	0.25		0.28	0.38
Net realized and unrealized gain (loss)	1.12	(1.97)		1.08	(2.12)
Total operations	1.38	(1.72)		1.36	(1.74)
Distributions
From net investment income	(0.03)	—		(0.02)	—
Total distributions	(0.03)	—		(0.02)	—
Net asset value
End of year	$9.63	$8.28		$9.60	$8.26

Total return(b)	16.62%	(17.20)%	(f)	16.53%	(17.40)%	(f)

Net assets end of year (000’s)	$378	$315		$191,443	$22,471
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.37%	0.37%	(g)	0.62%	0.62%	(g)
Before reimbursement/fee waiver	0.38%	1.23%	(g)	0.63%	1.48%	(g)
Net investment income, to average net assets(d)	2.91%	4.21%	(g)	3.09%	7.06%	(g)
Portfolio turnover rate(e)	27%	17%	(f)	27%	17%	(f)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying funds.

(f) Not annualized.

(g) Annualized.

(h) Commenced operations on May 1, 2008.

145

Financial Highlights

Transamerica Index 75 VP

For a share outstanding throughout each period	Initial Class				Service Class
	December 31, 2009		May 1 to Dec 31, 2008(i)		December 31, 2009		May 1 to Dec 31, 2008(i)
Net asset value
Beginning of year	$7.31		$10.00		$7.29		$10.00
Investment operations
Net investment income(a),(e)	0.16		0.33		0.23		0.38
Net realized and unrealized gain (loss)	1.57		(3.02)		1.46		(3.09)
Total operations	1.73		(2.69)		1.69		(2.71)
Distributions
From net investment income	(0.03)		—		(0.03)		—
From net realized gains	—	(b)	—		—	(b)	—
Total distributions	(0.03)		—		(0.03)		—
Net asset value
End of year	$9.01		$7.31		$8.95		$7.29

Total return(c)	23.68%		(26.90)%	(g)	23.18%		(27.10)%	(g)

Net assets end of year (000’s)	$1,016		$2		$431,394		$57
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.37%		0.37%	(h)	0.62%		0.62%	(h)
Before reimbursement/fee waiver	0.35%		0.67%	(h)	0.60%		0.92%	(h)
Net investment income, to average net assets(e)	2.17%		6.63%	(h)	2.75%		7.71%	(h)
Portfolio turnover rate(f)	24%		11%	(g)	24%		11%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

(i) Commenced operations on May 1, 2008.

146

Financial Highlights

Transamerica Index 100 VP

For a share outstanding throughout each period
	Initial Class Nov 19 to Dec 31, 2009(h)		Service Class Nov 19 to Dec 31, 2009(h)
Net asset value
Beginning of year	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.10		0.14
Net realized and unrealized gain	0.16		0.12
Total operations	0.26		0.26
Net asset value
End of period	$10.26		$10.26

Total return(b)	2.60%	(f)	2.60%	(f)

Net assets end of year (000’s)	$257		$640
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.40%	(g)	0.65%	(g)
Before reimbursement/fee waiver	61.05%	(g)	61.30%	(g)
Net investment income, to average net assets(d)	8.52%	(g)	12.07%	(g)
Portfolio turnover rate(e)	7%	(f)	7%	(f)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying funds.

(f) Not annualized.

(g) Annualized.

(h) Commenced operations on November 19, 2009.

147

Financial Highlights

Transamerica International Moderate Growth VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,				May 1 to Dec 31, 2006(h)
	2009	2008	2007
Net asset value
Beginning of year	$6.72	$11.12	$10.43		$10.00
Investment operations
Net investment income(a),(c)	0.25	0.26	0.56		0.85
Net realized and unrealized gain (loss)	1.73	(4.14)	0.34		(0.42)
Total operations	1.98	(3.88)	0.90		0.43
Distributions
From net investment income	(0.20)	(0.21)	(0.13)		—
From net realized gains	—	(0.31)	(0.08)		—
Total distributions	(0.20)	(0.52)	(0.21)		—
Net asset value
End of year	$8.50	$6.72	$11.12		$10.43

Total return(b)	29.69%	(36.12)%	8.69%		4.30%	(f)

Net assets end of year (000’s)	$19,430	$15,195	$24,495		$7,516
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.14%	0.15%	0.19%	(i)	0.25%	(g)
Before reimbursement/fee waiver	0.14%	0.15%	0.19%	(i)	0.39%	(g)
Net investment income, to average net assets(c)	3.43%	2.76%	5.05%		12.92%	(g)
Portfolio turnover rate(e)	31%	19%	1%		1%	(f)

For a share outstanding throughout each period	Service Class
	Year Ended December 31,				May 1 to Dec 31, 2006(h)
	2009	2008	2007
Net asset value
Beginning of year	$6.68	$11.08	$10.41		$10.00
Investment operations
Net investment income(a),(c)	0.25	0.28	0.57		0.84
Net realized and unrealized gain (loss)	1.70	(4.17)	0.31		(0.43)
Total operations	1.95	(3.89)	0.88		0.41
Distributions
From net investment income	(0.19)	(0.20)	(0.13)		—
From net realized gains	—	(0.31)	(0.08)		—
Total distributions	(0.19)	(0.51)	(0.21)		—
Net asset value
End of year	$8.44	$6.68	$11.08		$10.41

Total return(b)	29.33%	(36.32)%	8.49%		4.10%	(f)

Net assets end of year (000’s)	$422,402	$255,872	$225,620		$44,053
Ratio and supplemental data

Expenses to average net assets(d)
After reimbursement/fee waiver	0.39%	0.40%	0.44%	(i)	0.50%	(g)
Before reimbursement/fee waiver	0.39%	0.40%	0.44%	(i)	0.64%	(g)
Net investment income, to average net assets(c)	3.40%	3.08%	5.18%		12.63%	(g)
Portfolio turnover rate(e)	31%	19%	1%		1%	(f)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

148

(c) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying affiliated funds.

(f) Not annualized.

(g) Annualized.

(h) Commenced operations on May 1, 2006.

(i) Ratio is inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

149

Financial Highlights

Transamerica Jennison Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008		2007	2006	2005
Net asset value
Beginning of year	$5.00	$8.25		$7.86	$8.55	$8.01
Investment operations
Net investment income (loss)(a)	0.01	0.02		0.01	0.01	(0.01)
Net realized and unrealized gain (loss)	2.04	(2.99)		0.86	0.08	1.07
Total operations	2.05	(2.97)		0.87	0.09	1.06
Distributions
From net investment income	(0.01)	(0.01)		(0.01)	–	(0.02)
From net realized gains	–	(0.27)		(0.47)	(0.78)	(0.50)
Total distributions	(0.01)	(0.28)		(0.48)	(0.78)	(0.52)
Net asset value
End of year	$7.04	$5.00		$8.25	$7.86	$8.55

Total return(c)	41.00%	(37.01%)		11.51%	1.96%	13.79%
Net assets end of year (000's)	$476,900	$192,623		$161,847	$145,174	$152,630
Ratio and supplemental data
Expenses to average net assets	0.85%	0.86%		0.86%	0.87%	0.87%
Net investment income (loss), to average net assets	0.16%	0.29%		0.16%	0.07%	(0.14%)
Portfolio turnover rate	76%	74%		72%	78%	67%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008		2007	2006	2005
Net asset value
Beginning of year	$4.94	$8.16		$7.79	$8.51	$7.98
Investment operations
Net investment loss(a)	(0.01)	–	(b)	(0.01)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	2.02	(2.95)		0.85	0.08	1.06
Total operations	2.01	(2.95)		0.84	0.06	1.03
Distributions
From net investment income	–	–		–	–	–	(b)
From net realized gains	–	(0.27)		(0.47)	(0.78)	(0.50)
Total distributions	–	(0.27)		(0.47)	(0.78)	(0.50)
Net asset value
End of year	$6.95	$4.94		$8.16	$7.79	$8.51

Total return(c)	40.69%	(37.11%)		11.28%	1.60%	13.52%
Net assets end of year (000's)	$3,324	$695		$1,223	$838	$469
Ratio and supplemental data
Expenses to average net assets	1.10%	1.11%		1.11%	1.12%	1.12%
Net investment income (loss), to average net assets	(0.13%)	0.01%		(0.13%)	(0.21%)	(0.41%)
Portfolio turnover rate	76%	74%		72%	78%	67%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

150

Financial Highlights

Transamerica JPMorgan Core Bond VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.95	$11.81	$11.66	$11.83	$12.23
Investment operations
Net investment income(a)	0.73	0.58	0.52	0.53	0.54
Net realized and unrealized gain (loss)	0.40	0.06	0.26	(0.07)	(0.26)
Total operations	1.13	0.64	0.78	0.46	0.28
Distributions
From net investment income	(0.58)	(0.50)	(0.63)	(0.63)	(0.66)
From net realized gains	(0.09)	–	–	–	(0.02)
Total distributions	(0.67)	(0.50)	(0.63)	(0.63)	(0.68)
Net asset value
End of year	$12.41	$11.95	$11.81	$11.66	$11.83

Total return(b)	9.58%	5.58%	6.85%	3.92%	2.30%
Net assets end of year (000's)	$159,532	$135,307	$142,788	$157,167	$185,820
Ratio and supplemental data
Expenses to average net assets	0.57%	0.55%	0.58%	0.57%	0.59%
Net investment income, to average net assets	5.95%	4.88%	4.46%	4.54%	4.42%
Portfolio turnover rate	18%	28%	4%	5%	6%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$12.58	$12.43	$12.24	$12.41	$12.81
Investment operations
Net investment income(a)	0.74	0.58	0.52	0.53	0.53
Net realized and unrealized gain (loss)	0.43	0.06	0.27	(0.09)	(0.27)
Total operations	1.17	0.64	0.79	0.44	0.26
Distributions
From net investment income	(0.55)	(0.49)	(0.60)	(0.61)	(0.64)
From net realized gains	(0.09)	–	–	–	(0.02)
Total distributions	(0.64)	(0.49)	(0.60)	(0.61)	(0.66)
Net asset value
End of year	$13.11	$12.58	$12.43	$12.24	$12.41

Total return(b)	9.38%	5.25%	6.61%	3.63%	2.07%
Net assets end of year (000's)	$16,511	$13,957	$11,460	$10,591	$8,293
Ratio and supplemental data
Expenses to average net assets	0.82%	0.80%	0.83%	0.82%	0.84%
Net investment income, to average net assets	5.73%	4.65%	4.21%	4.29%	4.16%
Portfolio turnover rate	18%	28%	4%	5%	6%
(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

151

Financial Highlights

Transamerica JPMorgan Enhanced Index VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.15	$16.43	$16.35	$14.34	$14.04
Investment operations
Net investment income(a)	0.14	0.20	0.19	0.17	0.13
Net realized and unrealized gain (loss)	2.26	(5.49)	0.56	2.01	0.35
Total operations	2.40	(5.29)	0.75	2.18	0.48
Distributions
From net investment income	(0.19)	(0.23)	(0.21)	(0.17)	(0.18)
From net realized gains	–	(2.76)	(0.46)	–	–
Total distributions	(0.19)	(2.99)	(0.67)	(0.17)	(0.18)
Net asset value
End of year	$10.36	$8.15	$16.43	$16.35	$14.34

Total return(b)	29.59%	(37.35%)	4.54%	15.31%	3.46%
Net assets end of year (000’s)	$107,759	$83,543	$164,761	$193,322	$200,857
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.84%	0.82%	0.81%	0.81%	0.83%
Before reimbursement/fee waiver	0.85%	0.82%	0.81%	0.81%	0.83%
Net investment income, to average net assets	1.57%	1.59%	1.13%	1.16%	0.95%
Portfolio turnover rate	117%	74%	55%	55%	42%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.17	$16.45	$16.37	$14.36	$14.08
Investment operations
Net investment income(a)	0.12	0.17	0.15	0.14	0.10
Net realized and unrealized gain (loss)	2.26	(5.50)	0.56	2.00	0.35
Total operations	2.38	(5.33)	0.71	2.14	0.45
Distributions
From net investment income	(0.15)	(0.19)	(0.17)	(0.13)	(0.17)
From net realized gains	–	(2.76)	(0.46)	–	–
Total distributions	(0.15)	(2.95)	(0.63)	(0.13)	(0.17)
Net asset value
End of year	$10.40	$8.17	$16.45	$16.37	$14.36

Total return(b)	29.32%	(37.52%)	4.30%	14.96%	3.20%
Net assets end of year (000’s)	$4,671	$3,116	$7,051	$6,851	$7,462
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.09%	1.07%	1.06%	1.06%	1.08%
Before reimbursement/fee waiver	1.10%	1.07%	1.06%	1.06%	1.08%
Net investment income, to average net assets	1.32%	1.32%	0.88%	0.91%	0.71%
Portfolio turnover rate	117%	74%	55%	55%	42%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

152

Financial Highlights

Transamerica JPMorgan Mid Cap Value VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.25	$15.79	$16.60	$15.89	$14.81
Investment operations
Net investment income(a)	0.18	0.19	0.19	0.17	0.13
Net realized and unrealized gain (loss)	2.22	(4.89)	0.29	2.39	1.22
Total operations	2.40	(4.70)	0.48	2.56	1.35
Distributions
From net investment income	(0.18)	(0.20)	(0.17)	(0.15)	(0.03)
From net realized gains	(0.31)	(1.64)	(1.12)	(1.70)	(0.24)
Total distributions	(0.49)	(1.84)	(1.29)	(1.85)	(0.27)
Net asset value
End of year	$11.16	$9.25	$15.79	$16.60	$15.89

Total return(b)	26.41%	(32.88%)	2.83%	17.25%	9.15%
Net assets end of year (000’s)	$238,019	$190,306	$336,861	$353,498	$338,377
Ratio and supplemental data
Expenses to average net assets	0.89%	0.88%	0.87%	0.88%	0.89%	(c)
Net investment income, to average net assets	1.85%	1.40%	1.10%	1.02%	0.82%
Portfolio turnover rate	34%	43%	45%	40%	68%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.22	$15.73	$16.54	$15.83	$14.77
Investment operations
Net investment income(a)	0.16	0.14	0.15	0.13	0.09
Net realized and unrealized gain (loss)	2.21	(4.87)	0.28	2.37	1.22
Total operations	2.37	(4.73)	0.43	2.50	1.31
Distributions
From net investment income	(0.13)	(0.14)	(0.12)	(0.09)	(0.01)
From net realized gains	(0.31)	(1.64)	(1.12)	(1.70)	(0.24)
Total distributions	(0.44)	(1.78)	(1.24)	(1.79)	(0.25)
Net asset value
End of year	$11.15	$9.22	$15.73	$16.54	$15.83

Total return(b)	26.12%	(33.08%)	2.53%	16.96%	8.86%
Net assets end of year (000’s)	$669	$161	$435	$516	$614
Ratio and supplemental data
Expenses to average net assets	1.14%	1.13%	1.12%	1.13%	1.14%	(c)
Net investment income, to average net assets	1.63%	1.08%	0.89%	0.77%	0.59%
Portfolio turnover rate	34%	43%	45%	40%	68%

(a)  Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Includes recaptured expense by the investment adviser. The impact of recaptured expense was 0.02%.

153

Financial Highlights

Transamerica MFS International Equity VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$4.98	$8.88	$10.03	$8.75	$8.61
Investment operations
Net investment income(a)	0.08	0.15	0.18	0.08	0.11
Net realized and unrealized gain (loss)	1.53	(3.04)	0.63	1.88	0.92
Total operations	1.61	(2.89)	0.81	1.96	1.03
Distributions
From net investment income	(0.15)	(0.13)	(0.10)	(0.14)	(0.07)
From net realized gains	—	(0.88)	(1.86)	(0.54)	(0.82)
Total distributions	(0.15)	(1.01)	(1.96)	(0.68)	(0.89)
Net asset value
End of year	$6.44	$4.98	$8.88	$10.03	$8.75

Total return(b)	32.68%	(35.29%)	9.15%	23.07%	12.86%
Net assets end of year (000’s)	$191,514	$167,025	$327,306	$354,278	$265,260
Ratio and supplemental data
Expenses to average net assets	1.08%	1.05%	1.05%	1.07%	1.10%
Net investment income, to average net assets	1.58%	2.03%	1.77%	0.79%	1.30%
Portfolio turnover rate	18%	26%	35%	138%	103%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$4.92	$8.80	$9.97	$8.70	$8.59
Investment operations
Net investment income(a)	0.06	0.12	0.12	0.05	0.08
Net realized and unrealized gain (loss)	1.51	(3.01)	0.66	1.89	0.91
Total operations	1.57	(2.89)	0.78	1.94	0.99
Distributions
From net investment income	(0.13)	(0.11)	(0.09)	(0.13)	(0.06)
From net realized gains	—	(0.88)	(1.86)	(0.54)	(0.82)
Total distributions	(0.13)	(0.99)	(1.95)	(0.67)	(0.88)
Net asset value
End of year	$6.36	$4.92	$8.80	$9.97	$8.70

Total return(b)	32.24%	(35.54%)	8.87%	22.92%	12.42%
Net assets end of year (000’s)	$13,324	$7,656	$14,658	$8,120	$3,850
Ratio and supplemental data
Expenses to average net assets	1.33%	1.30%	1.30%	1.32%	1.35%
Net investment income, to average net assets	1.17%	1.76%	1.27%	0.55%	0.97%
Portfolio turnover rate	18%	26%	35%	138%	103%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

154

Financial Highlights

Transamerica Money Market VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value
Beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00
Investment operations
Net investment income(a)	–	(b)	0.02	0.05	0.05	0.03
Total operations	–	(b)	0.02	0.05	0.05	0.03
Distributions
From net investment income	–	(b)	(0.02)	(0.05)	(0.05)	(0.03)
Total distributions	–	(b)	(0.02)	(0.05)	(0.05)	(0.03)
Net asset value
End of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total return(c)	0.13%		2.37%	4.91%	4.74%	2.89%
Net assets end of year (000’s)	$493,531		$806,629	$495,893	$454,784	$347,350
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.36%	(d)	0.41%	0.40%	0.40%	0.40%
Before reimbursement/fee waiver	0.43%	(d)	0.41%	0.40%	0.40%	0.40%
Net investment income, to average net assets	0.15%		2.31%	4.88%	4.69%	2.84%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value
Beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00
Investment operations
Net investment income(a)	–	(b)	0.02	0.05	0.04	0.03
Total operations	–	(b)	0.02	0.05	0.04	0.03
Distributions
From net investment income	–	(b)	(0.02)	(0.05)	(0.04)	(0.03)
Total distributions	–	(b)	(0.02)	(0.05)	(0.04)	(0.03)
Net asset value
End of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total return(c)	0.04%		2.28%	4.65%	4.48%	2.63%
Net assets end of year (000’s)	$250,760		$297,764	$94,703	$43,663	$29,402
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.46%	(d)	0.66%	0.65%	0.65%	0.65%
Before reimbursement/fee waiver	0.68%	(d)	0.66%	0.65%	0.65%	0.65%
Net investment income, to average net assets	0.04%		1.95%	4.62%	4.47%	2.69%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratios are inclusive of Treasury expense. The impact of this expense was 0.03% on the Initial Class and 0.02% on the Service Class.

155

Financial Highlights

Transamerica Morgan Stanley Active International Allocation VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value
Beginning of year	$8.73		$17.16	$15.29	$12.42	$11.30
Investment operations
Net investment income(a)	0.15		0.28	0.29	0.25	0.18
Net realized and unrealized gain (loss)	2.10		(6.34)	2.05	2.67	1.34
Total operations	2.25		(6.06)	2.34	2.92	1.52
Distributions
From net investment income	(0.02)		(0.49)	(0.47)	(0.05)	(0.40)
From net realized gains	(0.15)		(1.88)	–	–	–
Total distributions	(0.17)		(2.37)	(0.47)	(0.05)	(0.40)
Net asset value
End of year	$10.81		$8.73	$17.16	$15.29	$12.42

Total return(c)	25.88%		(38.83%)	15.60%	23.51%	13.79%
Net assets end of year (000’s)	$129,300		$120,650	$247,159	$230,638	$190,875
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.07%		1.07%	1.02%	0.94%	0.94%
Before reimbursement/fee waiver	1.12%		1.09%	1.04%	1.05%	1.12%
Net investment income, to average net assets	1.66%		2.08%	1.75%	1.84%	1.62%
Portfolio turnover rate	38%		27%	27%	17%	22%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value
Beginning of year	$8.70		$17.12	$15.28	$12.43	$11.32
Investment operations
Net investment income(a)	0.12		0.25	0.25	0.21	0.15
Net realized and unrealized gain (loss)	2.10		(6.33)	2.04	2.67	1.36
Total operations	2.22		(6.08)	2.29	2.88	1.51
Distributions
From net investment income	–	(b)	(0.46)	(0.45)	(0.03)	(0.40)
From net realized gains	(0.15)		(1.88)	–	–	–
Total distributions	(0.15)		(2.34)	(0.45)	(0.03)	(0.40)
Net asset value
End of year	$10.77		$8.70	$17.12	$15.28	$12.43

Total return(c)	25.68%		(39.05%)	15.27%	23.18%	13.61%
Net assets end of year (000’s)	$13,613		$9,046	$17,983	$12,147	$4,917
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.32%		1.32%	1.27%	1.19%	1.19%
Before reimbursement/fee waiver	1.37%		1.34%	1.29%	1.30%	1.37%
Net investment income, to average net assets	1.30%		1.84%	1.47%	1.48%	1.27%
Portfolio turnover rate	38%		27%	27%	17%	22%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

156

Financial Highlights

Transamerica Morgan Stanley Mid-Cap Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008		2007	2006		2005
Net asset value
Beginning of year	$13.59	$25.83		$21.08	$19.18		$17.85
Investment operations
Net investment income (loss)(a)	0.03	–	(b)	0.11	0.05		(0.02)
Net realized and unrealized gain (loss)	8.20	(11.80)		4.64	1.85		1.37
Total operations	8.23	(11.80)		4.75	1.90		1.35
Distributions
From net investment income	–	(0.44)		–	–		(0.02)
Total distributions	–	(0.44)		–	–		(0.02)
Net asset value
End of year	$21.82	$13.59		$25.83	$21.08		$19.18

Total return(c)	60.56%	(46.29%)		22.53%	9.91%		7.55%
Net assets end of year (000’s)	$437,513	$294,219		$648,069	$593,375		$642,496
Ratio and supplemental data
Expenses to average net assets	0.93%	0.87%		0.89%	0.89%		0.92%
Net investment income (loss), to average net assets	0.16%	0.03%		0.47%	0.24%		(0.13%)
Portfolio turnover rate	35%	39%		76%	65%		177%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008		2007	2006		2005
Net asset value
Beginning of year	$13.44	$25.56		$20.91	$19.07		$17.78
Investment operations
Net investment income (loss)(a)	(0.01)	(0.05)		0.05	–	(b)	(0.07)
Net realized and unrealized gain (loss)	8.09	(11.68)		4.60	1.84		1.36
Total operations	8.08	(11.73)		4.65	1.84		1.29
Distributions
From net investment income	–	(0.39)		–	–		–
Total distributions	–	(0.39)		–	–		–
Net asset value
End of year	$21.52	$13.44		$25.56	$20.91		$19.07

Total return(c)	60.12%	(46.44%)		22.24%	9.59%		7.31%
Net assets end of year (000’s)	$10,729	$4,363		$12,057	$6,634		$4,758
Ratio and supplemental data
Expenses to average net assets	1.18%	1.12%		1.14%	1.14%		1.17%
Net investment income (loss), to average net assets	(0.06%)	(0.22%)		0.21%	–%	(d)	(0.40%)
Portfolio turnover rate	35%	39%		76%	65%		177%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Rounds to less than (0.01%) or 0.01%.

157

Financial Highlights

Transamerica Multi Managed Large Cap Core VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.09	$19.04	$18.73	$18.23	$16.90
Investment operations
Net investment income(a)	0.10	0.18	0.19	0.15	0.14
Net realized and unrealized gain (loss)	4.02	(7.25)	1.50	1.59	1.43
Total operations	4.12	(7.07)	1.69	1.74	1.57
Distributions
From net investment income	(0.09)	(0.23)	(0.19)	(0.18)	(0.24)
From net realized gains	–	(2.65)	(1.19)	(1.06)	–
Total distributions	(0.09)	(2.88)	(1.38)	(1.24)	(0.24)
Net asset value
End of year	$13.12	$9.09	$19.04	$18.73	$18.23

Total return(b)	45.41%	(42.08%)	9.25%	10.33%	9.41%
Net assets end of year (000’s)	$199,996	$73,100	$153,192	$180,443	$208,119
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.84%	0.83%	0.82%	0.82%	0.82%
Before reimbursement/fee waiver	0.85%	0.83%	0.82%	0.82%	0.82%
Net investment income, to average net assets	0.91%	1.20%	0.97%	0.81%	0.84%
Portfolio turnover rate	73%	37%	37%	40%	50%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.27	$19.36	$19.04	$18.52	$17.19
Investment operations
Net investment income(a)	0.07	0.14	0.15	0.10	0.10
Net realized and unrealized gain (loss)	4.10	(7.38)	1.51	1.63	1.45
Total operations	4.17	(7.24)	1.66	1.73	1.55
Distributions
From net investment income	(0.08)	(0.20)	(0.15)	(0.15)	(0.22)
From net realized gains	–	(2.65)	(1.19)	(1.06)	–
Total distributions	(0.08)	(2.85)	(1.34)	(1.21)	(0.22)
Net asset value
End of year	$13.36	$9.27	$19.36	$19.04	$18.52

Total return(b)	45.09%	(42.20%)	8.94%	10.06%	9.12%
Net assets end of year (000’s)	$12,453	$1,852	$1,878	$1,428	$1,076
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.09%	1.08%	1.06%	1.07%	1.07%
Before reimbursement/fee waiver	1.10%	1.08%	1.06%	1.07%	1.07%
Net investment income, to average net assets	0.65%	0.98%	0.74%	0.55%	0.59%
Portfolio turnover rate	73%	37%	37%	40%	50%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

158

Financial Highlights

Transamerica PIMCO Total Return VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007		2006	2005
Net asset value
Beginning of year	$10.66	$11.65	$10.98		$10.91	$11.12
Investment operations
Net investment income(a)	0.52	0.55	0.50		0.45	0.36
Net realized and unrealized gain (loss)	1.16	(0.86)	0.46		–	(0.10)
Total operations	1.68	(0.31)	0.96		0.45	0.26
Distributions
From net investment income	(0.73)	(0.51)	(0.29)		(0.38)	(0.20)
From net realized gains	(0.36)	(0.17)	–	(b)	–	(0.27)
Total distributions	(1.09)	(0.68)	(0.29)		(0.38)	(0.47)
Net asset value
End of year	$11.25	$10.66	$11.65		$10.98	$10.91

Total return(c)	16.03%	(2.79%)	8.95%		4.21%	2.33%
Net assets end of year (000’s)	$1,365,123	$1,213,602	$1,292,286		$976,434	$726,038
Ratio and supplemental data
Expenses to average net assets	0.70%	0.70%	0.70%		0.73%	0.74%
Net investment income, to average net assets	4.62%	4.87%	4.47%		4.13%	3.28%
Portfolio turnover rate	729%	740%	728%		709%	387%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007		2006	2005
Net asset value
Beginning of year	$10.66	$11.67	$11.00		$10.93	$11.16
Investment operations
Net investment income(a)	0.48	0.51	0.47		0.42	0.34
Net realized and unrealized gain (loss)	1.17	(0.85)	0.47		0.01	(0.11)
Total operations	1.65	(0.34)	0.94		0.43	0.23
Distributions
From net investment income	(0.72)	(0.50)	(0.27)		(0.36)	(0.19)
From net realized gains	(0.36)	(0.17)	–	(b)	–	(0.27)
Total distributions	(1.08)	(0.67)	(0.27)		(0.36)	(0.46)
Net asset value
End of year	$11.23	$10.66	$11.67		$11.00	$10.93

Total return(c)	15.75%	(3.07%)	8.80%		3.90%	2.03%
Net assets end of year (000’s)	$248,133	$65,268	$32,336		$24,957	$23,661
Ratio and supplemental data
Expenses to average net assets	0.95%	0.95%	0.95%		0.98%	0.99%
Net investment income, to average net assets	4.28%	4.55%	4.23%		3.86%	3.10%
Portfolio turnover rate	729%	740%	728%		709%	387%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

159

Financial Highlights

Transamerica ProFund UltraBear VP

For a share outstanding throughout each period	Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment loss(a), (e)	(0.05)
Net realized and unrealized loss	(4.27)
Total operations	(4.32)
Net asset value
End of period	$5.68

Total return(b)	(43.20%)	(g)
Net assets end of year (000’s)	$995
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.23%	(h)
Before reimbursement/fee waiver	12.53%	(h)
Net investment loss, to average net assets(e)	(1.21%)	(h)
Portfolio turnover rate(f)	—%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

160

Financial Highlights

Transamerica Small/Mid Cap Value VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.60	$22.10	$19.58	$18.33	$16.94
Investment operations
Net investment income(a)	0.14	0.28	0.34	0.19	0.16
Net realized and unrealized gain (loss)	4.84	(8.43)	4.35	2.94	2.11
Total operations	4.98	(8.15)	4.69	3.13	2.27
Distributions
From net investment income	(0.44)	(0.29)	(0.21)	(0.18)	(0.08)
From net realized gains	–	(2.06)	(1.96)	(1.70)	(0.80)
Total distributions	(0.44)	(2.35)	(2.17)	(1.88)	(0.88)
Net asset value
End of year	$16.14	$11.60	$22.10	$19.58	$18.33

Total return(b)	43.21%	(40.86%)	24.74%	18.05%	13.56%
Net assets end of year (000’s)	$222,235	$175,980	$463,795	$409,879	$407,351
Ratio and supplemental data
Expenses to average net assets	0.88%	0.86%	0.85%	0.86%	0.86%
Net investment income, to average net assets	1.03%	1.52%	1.57%	0.98%	0.92%
Portfolio turnover rate	89%	60%	18%	24%	33%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.49	$21.94	$19.48	$18.26	$16.92
Investment operations
Net investment income(a)	0.12	0.23	0.27	0.14	0.15
Net realized and unrealized gain (loss)	4.78	(8.36)	4.33	2.94	2.06
Total operations	4.90	(8.13)	4.60	3.08	2.21
Distributions
From net investment income	(0.38)	(0.26)	(0.18)	(0.16)	(0.07)
From net realized gains	–	(2.06)	(1.96)	(1.70)	(0.80)
Total distributions	(0.38)	(2.32)	(2.14)	(1.86)	(0.87)
Net asset value
End of year	$16.01	$11.49	$21.94	$19.48	$18.26

Total return(b)	42.90%	(41.05%)	24.39%	17.82%	13.26%
Net assets end of year (000’s)	$24,407	$12,628	$31,226	$15,822	$10,717
Ratio and supplemental data
Expenses to average net assets	1.13%	1.11%	1.10%	1.11%	1.11%
Net investment income, to average net assets	0.91%	1.29%	1.27%	0.73%	0.82%
Portfolio turnover rate	89%	60%	18%	24%	33%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

161

Financial Highlights

Transamerica T. Rowe Price Small Cap VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$5.27	$10.27	$10.36	$11.08	$12.35
Investment operations
Net investment loss(a)	(0.01)	(0.01)	(0.04)	(0.05)	(0.04)
Net realized and unrealized gain (loss)	2.02	(3.04)	1.03	0.35	1.21
Total operations	2.01	(3.05)	0.99	0.30	1.17
Distributions
From net realized gains	(0.25)	(1.95)	(1.08)	(1.02)	(2.44)
Total distributions	(0.25)	(1.95)	(1.08)	(1.02)	(2.44)
Net asset value
End of year	$7.03	$5.27	$10.27	$10.36	$11.08

Total return(b)	38.70%	(36.25%)	9.61%	3.59%	10.61%
Net assets end of year (000’s)	$128,238	$102,260	$224,187	$253,644	$326,681
Ratio and supplemental data
Expenses to average net assets	0.88%	0.83%	0.82%	0.84%	0.81%
Net investment loss, to average net assets	(0.26%)	(0.13%)	(0.40%)	(0.48%)	(0.36%)
Portfolio turnover rate	34%	30%	45%	34%	49%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$5.19	$10.14	$10.25	$11.00	$12.30
Investment operations
Net investment loss(a)	(0.03)	(0.03)	(0.07)	(0.08)	(0.07)
Net realized and unrealized gain (loss)	1.99	(3.00)	1.01	0.35	1.21
Total operations	1.96	(3.03)	0.94	0.27	1.14
Distributions
From net realized gains	(0.25)	(1.92)	(1.05)	(1.02)	(2.44)
Total distributions	(0.25)	(1.92)	(1.05)	(1.02)	(2.44)
Net asset value
End of year	$6.90	$5.19	$10.14	$10.25	$11.00

Total return(b)	38.33%	(36.40%)	9.27%	3.34%	10.40%
Net assets end of year (000’s)	$14,382	$7,434	$16,329	$17,411	$16,877
Ratio and supplemental data
Expenses to average net assets	1.13%	1.08%	1.07%	1.09%	1.06%
Net investment loss, to average net assets	(0.48%)	(0.38%)	(0.64%)	(0.73%)	(0.63%)
Portfolio turnover rate	34%	30%	45%	34%	49%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

162

Financial Highlights

Transamerica Third Avenue Value VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.50	$21.75	$26.33	$24.22	$20.98
Investment operations
Net investment income(a)	0.13	0.17	0.27	0.25	0.17
Net realized and unrealized gain (loss)	2.78	(7.09)	0.07	3.49	3.74
Total operations	2.91	(6.92)	0.34	3.74	3.91
Distributions
From net investment income	–	(0.70)	(1.07)	(0.21)	(0.12)
From net realized gains	(0.69)	(5.63)	(3.85)	(1.42)	(0.55)
Total distributions	(0.69)	(6.33)	(4.92)	(1.63)	(0.67)
Net asset value
End of year	$10.72	$8.50	$21.75	$26.33	$24.22

Total return(b)	34.88%	(41.15%)	1.20%	16.07%	18.81%
Net assets end of year (000’s)	$185,277	$160,338	$358,128	$1,121,918	$971,322
Ratio and supplemental data
Expenses to average net assets	0.92%	0.88%	0.87%	0.86%	0.87%
Net investment income, to average net assets	1.36%	1.06%	1.05%	1.00%	0.74%
Portfolio turnover rate	8%	13%	13%	17%	19%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.50	$21.70	$26.30	$24.21	$21.02
Investment operations
Net investment income(a)	0.10	0.14	0.19	0.19	0.12
Net realized and unrealized gain (loss)	2.78	(7.09)	0.08	3.49	3.73
Total operations	2.88	(6.95)	0.27	3.68	3.85
Distributions
From net investment income	–	(0.62)	(1.02)	(0.17)	(0.11)
From net realized gains	(0.69)	(5.63)	(3.85)	(1.42)	(0.55)
Total distributions	(0.69)	(6.25)	(4.87)	(1.59)	(0.66)
Net asset value
End of year	$10.69	$8.50	$21.70	$26.30	$24.21

Total return(b)	34.52%	(41.28%)	0.94%	15.78%	18.47%
Net assets end of year (000’s)	$19,759	$16,916	$52,218	$53,118	$36,086
Ratio and supplemental data
Expenses to average net assets	1.17%	1.13%	1.12%	1.11%	1.12%
Net investment income, to average net assets	1.12%	0.83%	0.74%	0.74%	0.53%
Portfolio turnover rate	8%	13%	13%	17%	19%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

163

Financial Highlights

Transamerica U.S. Government Securities VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$12.64	$12.00	$11.86	$11.94	$12.32
Investment operations
Net investment income(a)	0.39	0.44	0.54	0.52	0.43
Net realized and unrealized gain (loss)	0.17	0.47	0.16	(0.14)	(0.15)
Total operations	0.56	0.91	0.70	0.38	0.28
Distributions
From net investment income	(0.31)	(0.27)	(0.56)	(0.44)	(0.50)
From net realized gains	–	–	–	(0.02)	(0.16)
Total distributions	(0.31)	(0.27)	(0.56)	(0.46)	(0.66)
Net asset value
End of year	$12.89	$12.64	$12.00	$11.86	$11.94

Total return(b)	4.47%	7.66%	6.05%	3.27%	2.23%
Net assets end of year (000’s)	$202,820	$247,964	$149,664	$164,070	$186,335
Ratio and supplemental data
Expenses to average net assets	0.61%	0.60%	0.62%	0.62%	0.67%
Net investment income, to average net assets	3.09%	3.60%	4.56%	4.41%	3.50%
Portfolio turnover rate	157%	200%	170%	184%	92%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$12.86	$12.23	$12.09	$12.18	$12.53
Investment operations
Net investment income(a)	0.37	0.39	0.52	0.51	0.41
Net realized and unrealized gain (loss)	0.16	0.51	0.16	(0.14)	(0.16)
Total operations	0.53	0.90	0.68	0.37	0.25
Distributions
From net investment income	(0.29)	(0.27)	(0.54)	(0.44)	(0.44)
From net realized gains	–	–	–	(0.02)	(0.16)
Total distributions	(0.29)	(0.27)	(0.54)	(0.46)	(0.60)
Net asset value
End of year	$13.10	$12.86	$12.23	$12.09	$12.18

Total return(b)	4.20%	7.42%	5.78%	3.06%	1.98%
Net assets end of year (000’s)	$468,117	$620,178	$26,213	$8,572	$7,558
Ratio and supplemental data
Expenses to average net assets	0.86%	0.85%	0.87%	0.87%	0.92%
Net investment income, to average net assets	2.84%	3.14%	4.29%	4.27%	3.27%
Portfolio turnover rate	157%	200%	170%	184%	92%
(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

164

Financial Highlights

Transamerica WMC Diversified Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$14.98	$28.90	$25.95	$23.87	$20.88
Investment operations
Net investment income (loss)(a)	0.10	0.15	0.05	0.01	(0.02)
Net realized and unrealized gain (loss)	4.26	(13.09)	4.07	2.07	3.43
Total operations	4.36	(12.94)	4.12	2.08	3.41
Distributions
From net investment income	(0.16)	(0.06)	(0.01)	–	(0.08)
From net realized gains	–	(0.92)	(1.16)	–	(0.34)
Total distributions	(0.16)	(0.98)	(1.17)	–	(0.42)
Net asset value
End of year	$19.18	$14.98	$28.90	$25.95	$23.87

Total return(b)	29.20%	(46.00%)	16.29%	8.71%	16.54%
Net assets end of year (000’s)	$1,727,961	$1,442,534	$2,938,220	$3,324,168	$1,670,310
Ratio and supplemental data
Expenses to average net assets	0.79%	0.76%	0.76%	0.77%	0.80%
Net investment income (loss), to average net assets	0.63%	0.63%	0.18%	0.04%	(0.10%)
Portfolio turnover rate	43%	33%	38%	47%	34%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$14.80	$28.59	$25.73	$23.73	$20.80
Investment operations
Net investment income (loss)(a)	0.06	0.08	(0.02)	(0.05)	(0.07)
Net realized and unrealized gain (loss)	4.21	(12.95)	4.04	2.05	3.40
Total operations	4.27	(12.87)	4.02	2.00	3.33
Distributions
From net investment income	(0.08)	–	–	–	(0.06)
From net realized gains	–	(0.92)	(1.16)	–	(0.34)
Total distributions	(0.08)	(0.92)	(1.16)	–	(0.40)
Net asset value
End of year	$18.99	$14.80	$28.59	$25.73	$23.73

Total return(b)	28.90%	(46.17%)	16.04%	8.38%	16.28%
Net assets end of year (000’s)	$29,463	$23,553	$69,701	$64,730	$37,784
Ratio and supplemental data
Expenses to average net assets	1.04%	1.01%	1.01%	1.02%	1.05%
Net investment income (loss), to average net assets	0.37%	0.35%	(0.07%)	(0.22%)	(0.35%)
Portfolio turnover rate	43%	33%	38%	47%	34%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

165

Financial Highlights

Transamerica WMC Diversified Growth II VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$4.70	$10.32	$9.50	$9.49	$11.66
Investment operations
Net investment income(a)	0.06	0.09	0.06	0.05	0.04
Net realized and unrealized gain (loss)	1.48	(4.28)	1.55	0.72	1.62
Total operations	1.54	(4.19)	1.61	0.77	1.66
Distributions
From net investment income	(0.08)	(0.07)	(0.05)	(0.04)	(0.14)
From net realized gains	–	(1.36)	(0.74)	(0.72)	(3.69)
Total distributions	(0.08)	(1.43)	(0.79)	(0.76)	(3.83)
Net asset value
End of year	$6.16	$4.70	$10.32	$9.50	$9.49

Total return(b)	32.95%	(45.59%)	17.72%	8.76%	17.29%
Net assets end of year (000’s)	$14,019	$10,956	$21,551	$19,409	$19,991
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Before reimbursement/fee waiver	0.56%	0.47%	0.47%	0.45%	0.44%
Net investment income, to average net assets	1.07%	1.08%	0.64%	0.49%	0.36%
Portfolio turnover rate	46%	32%	47%	19%	29%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

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Transamerica Series Trust

P.O. Box 9012

Clearwater, FL 33758-9012

Customer Service: 1-888-233-4339

ADDITIONAL INFORMATION about these portfolios is contained in the Statement of Additional Information, dated May 1, 2010, and in the annual and semi-annual reports to shareholders. The Statement of Additional Information is incorporated by reference into this prospectus. Other information about these portfolios has been filed with and is available from the U.S. Securities and Exchange Commission (“SEC”). Information about the portfolios (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Copies of this information may be obtained upon payment of a duplication fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549-0102. Reports and other information about the portfolios are also available on the SEC’s Internet site at http://www.sec.gov.

To obtain a copy of the Statement of Additional Information or the annual and semi-annual reports, without charge, or to request other information or make other inquiries about these portfolios, call 1-888-233-4339. In the Transamerica Series Trust’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the portfolios’ performance during the last fiscal year.

The Investment Company Act File Number for Transamerica Series Trust is 811-04419.

www.transamericafunds.com Distributor: Transamerica Capital, Inc.

Transamerica Series Trust

PROSPECTUS

May 1, 2010

Fund	Fund
Transamerica AEGON High Yield Bond VP	Transamerica Jennison Growth VP
Transamerica Asset Allocation – Conservative VP	Transamerica JPMorgan Enhanced Index VP
Transamerica Asset Allocation – Growth VP	Transamerica MFS International Equity VP
Transamerica Asset Allocation – Moderate VP	Transamerica Money Market VP
Transamerica Asset Allocation – Moderate Growth VP	Transamerica Morgan Stanley Active International Allocation VP
Transamerica Balanced VP	Transamerica Morgan Stanley Mid-Cap Growth VP
Transamerica BlackRock Large Cap Value VP	Transamerica Multi Managed Large Cap Core VP
Transamerica Clarion Global Real Estate Securities VP	Transamerica PIMCO Total Return VP
Transamerica Convertible Securities VP	Transamerica Small/Mid Cap Value VP
Transamerica Diversified Equity VP	Transamerica T. Rowe Price Small Cap VP
Transamerica Focus VP	Transamerica U.S. Government Securities VP
Transamerica Growth Opportunities VP	Transamerica WMC Diversified Growth VP

None of the portfolios of Transamerica Series Trust have a ticker symbol.

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Not insured by FDIC or any federal government agency.	May lose value.	Not a deposit of or guaranteed by any bank, bank affiliate, or credit union.

Information contained in this prospectus may apply to portfolios of Transamerica Series Trust not offered in your policy or contract.

Transamerica AEGON High Yield Bond VP

Investment Objective: Seeks a high level of current income by investing in high-yield debt securities.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[a]
	Class of Shares
	Initial	Service
Management fees	0.64%	0.64%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.09%	0.09%
Total annual fund operating expenses	0.73%	0.98%

a Annual portfolio operating expenses have been restated to reflect expenses for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 75	$266	$473	$1,071
Service	$100	$312	$542	$1,201

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 85% of the average value of the portfolio's portfolio.

Principal Investment Strategies: AEGON USA Investment Management, LLC (“AUIM”), the portfolio's sub-adviser, seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's net assets in high-yield/high-risk bonds (commonly known as “junk bonds”).

Junk bonds are high risk debt securities rated in medium or lower rating categories or determined by AUIM to be of comparable quality. AUIM’s strategy is to seek to achieve yields as high as possible while seeking to manage risk. AUIM uses a “top-down/bottom-up” approach in managing the portfolio's assets. The “top-down” approach is to adjust the risk profile of the portfolio. AUIM analyzes four factors that affect the movement of the fixed-income bond prices which include: economic indicators; technical indicators that are specific to the high-yield market; investor sentiment and valuation. Analysis of these factors assists AUIM in its decision regarding the portfolio's portfolio allocations. In a “top-down” approach, the sub-adviser looks at broad market factors and chooses certain sectors or industries within the market, based on those factors. It then looks at individual companies within those sectors or industries.

AUIM has developed a proprietary credit model that is the foundation of its “bottom-up” analysis. The model tracks historical cash flow numbers and calculates credit financial ratios. Because high-yield companies are of higher financial risk, AUIM does a thorough credit analysis of all companies in the portfolio's portfolio, as well as all potential acquisitions. A "bottom-up" approach is looking at individual companies against the context of broader market factors.

AUIM may sell portfolio securities when it determines there are changes in economic indicators, technical indicators or valuation.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the

1

portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Credit – If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to November 20, 2009, the portfolio was named Transamerica MFS High Yield VP, and had a different sub-adviser, a different investment objective and used different investment strategies.

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Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	19.21%
Worst Quarter:	12/31/2008	-17.09%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on June 1, 1998)	47.05%	4.85%	5.10%
Service Class (commenced operations on May 1, 2003)	46.67%	4.57%	6.29%
Bank of America Merrill Lynch High-Yield Cash Pay Index (reflects no deduction for fees, expenses, or taxes)	56.28%	6.23%	6.77%
Barclays Capital U.S. Corporate High Yield Bond Index[1] (reflects no deduction for fees, expenses, or taxes)	58.21%	6.46%	6.71%

1 This index served as the benchmark for the portfolio prior to November 20, 2009, at which time it was replaced with the Bank of America Merrill Lynch High-Yield Cash Pay Index. This benchmark index change was made to more accurately reflect the principal strategies of the portfolio.

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  AEGON USA Investment Management, LLC

Portfolio Managers:

Kevin Bakker, CFA, Portfolio Manager since 2009

Bradley J. Beman, CFA, CPA, Portfolio Manager since 2009

Benjamin D. Miller, CFA, Portfolio Manager since 2009

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

3

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4

Transamerica Asset Allocation – Conservative VP

Investment Objective: Seeks current income and preservation of capital.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.10%	0.10%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.03%	0.03%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.79%	0.79%
Total annual fund operating expenses[a]	0.92%	1.17%

a Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 94	$325	$576	$1,292
Service	$119	$372	$644	$1,420

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 25% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 35% of assets in equities, which may include both stocks and commodity-related securities, and 65% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks, volatility in the equity markets, historical performance, current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio construction manager, Morningstar Associates, LLC, may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

5

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Asset Allocation – The sub-adviser allocates the portfolio's assets among various underlying portfolios and/or exchange-traded funds. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses, and may cause the portfolio to underperform other portfolios with a similar strategy.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

• Credit – If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Defensive Investing – Short-term debt securities held by the portfolio for defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If a significant amount of the portfolio's assets are used for defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

6

• Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the portfolio's prospectus identifies certain risks of each underlying portfolio.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to a secondary index which is used to more closely reflect the principal strategies and policies of the portfolio. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	12.22%
Worst Quarter:	12/31/2008	-10.48%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 1, 2002)	25.22%	3.86%	5.26%
Service Class (commenced operations on May 1, 2003)	24.90%	3.62%	6.57%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.93%	4.97%	5.39%
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses, or taxes)	29.40%	1.10%	3.38%

Management:

Investment Adviser: Portfolio Construction Manager:

Transamerica Asset Management, Inc.  Morningstar Associates, LLC

Portfolio Construction Team:

Jon Hale, CFA, Co-Portfolio Manager since 2006

Maciej Kowara, CFA, Co-Portfolio Manager since 2006

Jeff McConnell, CFA, Co-Portfolio Manager since 2006

Michael Stout, CFA, Co-Portfolio Manager since 2006

7

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8

Transamerica Asset Allocation – Growth VP

Investment Objective: Seeks long-term capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.10%	0.10%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.04%	0.04%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.94%	0.94%
Total annual fund operating expenses[a]	1.08%	1.33%

a Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$110	$375	$661	$1,475
Service	$135	$421	$729	$1,601

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 18% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

• Under normal circumstances, it expects to invest primarily in underlying portfolios that invest in equities, which may include both stocks and commodity-related securities.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks, historical performance, current valuations, and other global economic factors.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio construction manager, Morningstar Associates, LLC, may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the

9

portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Asset Allocation – The sub-adviser allocates the portfolio's assets among various underlying portfolios and/or exchange-traded funds. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses, and may cause the portfolio to underperform other portfolios with a similar strategy.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Defensive Investing – Short-term debt securities held by the portfolio for defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If a significant amount of the portfolio's assets are used for defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the portfolio's prospectus identifies certain risks of each underlying portfolio.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance

10

calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	18.47%
Worst Quarter:	12/31/2008	-22.25%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 1, 2002)	29.82%	1.85%	3.86%
Service Class (commenced operations on May 1, 2003)	29.54%	1.60%	6.85%
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses, or taxes)	29.40%	1.10%	3.38%

Management:

Investment Adviser: Portfolio Construction Manager:

Transamerica Asset Management, Inc.  Morningstar Associates, LLC

Portfolio Construction Team

Jon Hale, CFA, Co-Portfolio Manager since 2006

Maciej Kowara, CFA, Co-Portfolio Manager since 2006

Jeff McConnell, CFA, Co-Portfolio Manager since 2006

Michael Stout, CFA, Co-Portfolio Manager since 2006

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

11

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

12

Transamerica Asset Allocation – Moderate VP

Investment Objective: Seeks capital appreciation and current income.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.10%	0.10%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.03%	0.03%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.82%	0.82%
Total annual fund operating expenses[a]	0.95%	1.20%

a Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 97	$335	$592	$1,327
Service	$122	$381	$660	$1,455

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 18% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 50% of assets in equities, which may include both stocks and commodity-related securities, and 50% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks, volatility in the equity markets, historical performance, current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio construction manager, Morningstar Associates, LLC, may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

13

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Asset Allocation – The sub-adviser allocates the portfolio's assets among various underlying portfolios and/or exchange-traded funds. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses, and may cause the portfolio to underperform other portfolios with a similar strategy.

• Credit – If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Defensive Investing – Short-term debt securities held by the portfolio for defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If a significant amount of the portfolio's assets are used for defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance

14

that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the portfolio's prospectus identifies certain risks of each underlying portfolio.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to a secondary index which is used to more closely reflect the principal strategies and policies of the portfolio. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	13.33%
Worst Quarter:	12/31/2008	-13.10%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 1, 2002)	26.40%	3.89%	5.27%
Service Class (commenced operations on May 1, 2003)	26.20%	3.64%	7.14%
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses, or taxes)	29.40%	1.10%	3.38%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.93%	4.97%	5.39%

Management:

Investment Adviser: Portfolio Construction Manager:

Transamerica Asset Management, Inc.  Morningstar Associates, LLC

Portfolio Construction Team:

Jon Hale, CFA, Co-Portfolio Manager since 2006

Maciej Kowara, CFA, Co-Portfolio Manager since 2006

Jeff McConnell, CFA, Co-Portfolio Manager since 2006

Michael Stout, CFA, Co-Portfolio Manager since 2006

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus

15

and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

16

Transamerica Asset Allocation – Moderate Growth VP

Investment Objective: Seeks capital appreciation with current income as a secondary objective.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.10%	0.10%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.03%	0.03%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.86%	0.86%
Total annual fund operating expenses[a]	0.99%	1.24%

a Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$101	$347	$613	$1,373
Service	$126	$393	$681	$1,500

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 13% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 70% of assets in equities, which may include both stocks and commodity-related securities, and 30% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks, volatility in the equity markets, historical performance, current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio construction manager, Morningstar Associates, LLC, may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

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Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Asset Allocation – The sub-adviser allocates the portfolio's assets among various underlying portfolios and/or exchange-traded funds. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses, and may cause the portfolio to underperform other portfolios with a similar strategy.

• Credit – If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Defensive Investing – Short-term debt securities held by the portfolio for defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If a significant amount of the portfolio's assets are used for defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance

18

that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the portfolio's prospectus identifies certain risks of each underlying portfolio.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to a secondary index which is used to more closely reflect the principal strategies and policies of the portfolio. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	15.60%
Worst Quarter:	12/31/2008	-17.33%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 1, 2002)	28.16%	3.05%	4.77%
Service Class (commenced operations on May 1, 2003)	27.87%	2.82%	7.18%
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses, or taxes)	29.40%	1.10%	3.38%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.93%	4.97%	5.39%

Management:

Investment Adviser: Portfolio Construction Manager:

Transamerica Asset Management, Inc.  Morningstar Associates, LLC

Portfolio Construction Team:

Jon Hale, CFA, Co-Portfolio Manager since 2006

Maciej Kowara, CFA, Co-Portfolio Manager since 2006

Jeff McConnell, CFA, Co-Portfolio Manager since 2006

Michael Stout, CFA, Co-Portfolio Manager since 2006

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about

19

the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica Balanced VP

Investment Objective: Seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[a]
	Class of Shares
	Initial	Service
Management fees	0.75%	0.75%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.11%	0.11%
Total annual fund operating expenses	0.86%	1.11%

a Annual portfolio operating expenses have been restated to reflect expenses for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 88	$307	$543	$1,223
Service	$113	$353	$612	$1,352

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 82% of the average value of the portfolio's portfolio.

Principal Investment Strategies: Transamerica Investment Management, LLC (“TIM”), the portfolio's sub-adviser, seeks to achieve the portfolio's objective by primarily investing, under normal circumstances, in a combination of common stocks and high quality bonds with maturities of less than 30 years. The portfolio may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. TIM may shift portions held in bonds and stocks according to business and investment conditions. The portfolio will hold at least 25% of its assets in non-convertible fixed-income securities.

TIM uses a “bottom-up” approach to investing. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

The portfolio may invest in foreign securities, mortgage-backed securities and lower rated bonds. The portfolio may also invest in derivative securities, including futures, options and options on futures and swaps.

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are

21

used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Credit – If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Mortgage-Related Securities – Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest

22

rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to a secondary index which is used to more closely reflect the principal strategies and policies of the portfolio. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2004, a different sub-adviser managed this portfolio, it had a different investment objective, and it used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	13.52%
Worst Quarter:	12/31/2008	-17.19%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 1, 2002)	26.30%	2.70%	4.22%
Service Class (commenced operations on May 1, 2003)	25.94%	2.45%	5.04%
Standard & Poor’s 500 Composite Stock Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	2.46%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.93%	4.97%	5.39%
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Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Transamerica Investment Management, LLC

Portfolio Managers:

Kirk J. Kim, Portfolio Manager (Lead-Equity) since 2010

John D. Lawrence, CFA, Portfolio Manager (Co-Equity) since 2010

Gary U. Rollé, CFA, Portfolio Manager (Co-Equity) since 1994

Greg D. Haendel, CFA, Portfolio Manager (Lead-Fixed-Income) since 2008

Derek S. Brown, CFA, Portfolio Manager (Co-Fixed-Income) since 2008

Brian W. Westhoff, CFA, Portfolio Manager (Co-Fixed-Income) since 2008

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

24

Transamerica BlackRock Large Cap Value VP

Investment Objective: Seeks long-term capital growth.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.78%	0.78%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.06%	0.06%
Total annual fund operating expenses	0.84%	1.09%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 86	$300	$532	$1,199
Service	$111	$347	$601	$1,329

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 128% of the average value of the portfolio's portfolio.

Principal Investment Strategies: Under normal circumstances, the portfolio's sub-adviser, BlackRock Investment Management, LLC (“BlackRock”), invests at least 80% of the portfolio's net assets in equity securities of large cap companies. The portfolio considers a large cap company to be one which, at the time of purchase, has a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Value Index. As of December 31, 2009, the lowest market capitalization in this group was approximately $6.084 billion.

The portfolio may invest in foreign securities that are represented by American Depositary Receipts. The portfolio may invest in convertible securities, preferred stocks, illiquid securities, and U.S. government debt securities.

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

25

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

• U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2004, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

26

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2003	19.27%
Worst Quarter:	09/30/2002	-20.67%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 1, 1996)	13.99%	1.34%	4.77%
Service Class (commenced operations on May 1, 2003)	13.71%	1.09%	7.25%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	19.69%	-0.25%	2.47%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  BlackRock Investment Management, LLC

Portfolio Managers:

Robert C. Doll, Jr., CFA, Portfolio Manager since 2004

Daniel Hanson, CFA, Portfolio Manager since 2008

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica Clarion Global Real Estate Securities VP

Investment Objective: Seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.79%	0.79%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.12%	0.12%
Total annual fund operating expenses	0.91%	1.16%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 93	$322	$570	$1,281
Service	$118	$368	$638	$1,409

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 61% of the average value of the portfolio's portfolio.

Principal Investment Strategies: Under normal conditions, the portfolio's sub-adviser, ING Clarion Real Estate Securities, LLC (“Clarion”), will invest at least 80% of the portfolio's net assets in equity securities of issuers that are principally engaged in the real estate industry. Clarion considers issuers principally engaged in the real estate industries to be companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's portfolio will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. As a general matter, Clarion intends to invest in common stocks and convertible securities of real estate companies, including real estate investment trusts (“REITs”).

Clarion uses a disciplined two-step process for constructing the portfolio's portfolio. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective. The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-backed securities such as pass through certificates, real estate mortgage investment conduit certificates, and collateralized mortgage obligations, or short-term debt obligations. However, the portfolio does not directly invest in real estate.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

This portfolio is non-diversified.

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Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Mortgage-Related Securities – Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.

• Non-Diversification – The portfolio is classified as “non-diversified,” which means it may invest in a larger percentage of its assets in one issuer than a diversified portfolio. To the extent the portfolio invests its assets in fewer issuers, the portfolio will be more susceptible to negative events affecting those issuers.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

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• Portfolio Turnover – The portfolio's investment strategy may result in a high portfolio turnover rate. High portfolio turnover would result in a correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the portfolio's performance.

• Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates. REITs are one type of real estate security. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure, and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

• REITs – When the portfolio invests in Real Estate Investment Trusts (“REITs”), it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser. On November 1, 2005, the portfolio modified its investment strategies; performance set forth prior to that date is attributable to the prior strategies.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	31.59%
Worst Quarter:	12/31/2008	-29.05%
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Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 1, 1998)	33.42%	2.98%	12.02%
Service Class (commenced operations on May 1, 2003)	33.01%	2.72%	10.56%
S&P Developed Property Index (reflects no deduction for fees, expenses, or taxes)	37.66%	1.50%	9.40%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  ING Clarion Real Estate Securities, LLC

Portfolio Managers:

T. Ritson Ferguson, CFA, Portfolio Manager since 2002

Joseph P. Smith, CFA, Portfolio Manager since 2002

Steven D. Burton, CFA, Portfolio Manager since 2002

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica Convertible Securities VP

Investment Objective: Seeks maximum total return through a combination of current income and capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.75%	0.75%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.07%	0.07%
Total annual fund operating expenses	0.82%	1.07%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 84	$294	$522	$1,176
Service	$109	$340	$590	$1,306

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 168% of the average value of the portfolio's portfolio.

Principal Investment Strategies: Transamerica Investment Management, LLC (“TIM”), the portfolio’s sub-adviser, will invest, under normal circumstances, at least 80% of the portfolio’s net assets in convertible securities across the credit spectrum. Convertible securities are fixed-income securities that convert into shares of common stock of their issuer. Convertible securities perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price.

TIM may invest the portfolio’s assets in other types of securities, including common stock, and may also invest in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions.

TIM may, but need not, invest in derivatives. TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio’s exposure to changing security prices or other factors that affect security values.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Active Trading – Certain portfolios are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

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• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the portfolio could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the portfolio's ability to dispose of the underlying securities may be restricted.

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• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	09/30/2009	16.86%
Worst Quarter:	12/31/2008	-19.77%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 1, 2002)	31.30%	2.53%	5.22%
Service Class (commenced operations on May 1, 2003)	31.16%	2.29%	6.02%
Bank of America Merrill Lynch All U.S. Convertible Securities Index (reflects no deduction for fees, expenses, or taxes)	49.13%	2.69%	5.34%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Transamerica Investment Management, LLC

Portfolio Managers:

Kirk J. Kim, Portfolio Manager (Lead) since 2002

Peter O. Lopez, Portfolio Manager (Co) since 2002

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to

34

the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

35

Transamerica Diversified Equity VP

Investment Objective: Seeks to maximize capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[b]
	Class of Shares
	Initial	Service
Management fees	0.73%	0.73%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.16%	0.16%
Total annual fund operating expenses	0.89%	1.14%
Expense reduction[a]	0.04%	0.04%
Total annual fund operating expenses after expense reduction	0.85%	1.10%

a Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through April 30, 2011, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 0.85%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized portfolio operating expenses are less than the cap, excluding 12b-1 fees and extraordinary expenses. The expense cap may be terminated by the portfolio’s Board of Trustees at any time.

b Annual portfolio operating expenses have been restated to reflect expenses for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 87	$312	$556	$1,254
Service	$112	$358	$624	$1,383

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 54% of the average value of the portfolio's portfolio.

Principal Investment Strategies: Transamerica Investment Management, LLC (“TIM”), the portfolio's sub-adviser, invests, under normal circumstances, at least 80% of the portfolio's net assets in domestic equity securities. The portfolio typically limits its holdings to fewer than 60 companies.

TIM uses a “bottom-up” approach to investing. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

TIM may invest in securities issued by companies of all sizes. Generally, however, TIM will invest in securities of companies whose market capitalization (total market value of publicly traded securities) is greater than $500 million at the time of investment. The portfolio may invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

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• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Focused Investing – To the extent the portfolio invests in a limited number of issuers, changes in the value of individual securities may have a significant impact on your investment.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

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Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2010, the portfolio was named Transamerica Templeton Global VP, and had a different sub-adviser, a different investment objective and used different investment strategies.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	20.60%
Worst Quarter:	12/31/2008	-21.70%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on December 3, 1992)	28.32%	1.24%	-3.89%
Service Class (commenced operations on May 1, 2003)	27.85%	0.96%	5.48%
Standard & Poor’s 500 Composite Stock Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-0.95%
Morgan Stanley Capital International World Index[1] (reflects no deduction for fees, expenses, or taxes)	30.79%	2.57%	0.23%

1 This index served as the benchmark for the portfolio prior to May 1, 2010, at which time it was replaced with the Standard & Poor’s 500 Composite Stock Index. This benchmark index change was made to more accurately reflect the principal strategies of the portfolio.

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Transamerica Investment Management, LLC

Portfolio Managers:

Edward S. Han, Portfolio Manager (Lead) since 2010

Peter O. Lopez, Portfolio Manager (Co) since 2009

Gary U. Rollé, CFA, Portfolio Manager (Co) since 2009

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

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Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica Focus VP

Investment Objective: Seeks to maximize long-term growth.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.80%	0.80%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.10%	0.10%
Total annual fund operating expenses	0.90%	1.15%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 92	$319	$565	$1,269
Service	$117	$365	$633	$1,398

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 131% of the average value of the portfolio's portfolio.

Principal Investment Strategies: Transamerica Investment Management, LLC (“TIM”), the portfolio's sub-adviser, seeks to achieve the portfolio's objective by investing, under normal circumstances, primarily in domestic equity securities that, in TIM’s opinion, are trading at a material discount to intrinsic value. TIM assesses intrinsic value primarily through discounted cash flow analysis, though acquisition and comparable company valuation analyses may be used to a lesser extent. The portfolio will generally invest in domestic equity securities of any size. The portfolio may also invest up to 10% of its assets in short sale positions. The portfolio may invest up to 20% of its assets in convertible and non-convertible high-yield debt securities rated below investment grade.

TIM uses a “bottom-up” approach to investing. A “bottom-up” approach is looking at individual issuers against the context of broader market factors.

TIM seeks out U.S. companies showing strong potential for shareholder value creation, high barriers to competition, solid free cash flow generating ability, excellent capital allocation discipline and experienced management.

The portfolio may invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

In the event TIM is unable to identify sufficient investments that meet the portfolio's criteria, the portfolio may maintain a balance in cash and cash equivalents that may range up to 40% of total assets.

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

This portfolio is non-diversified.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

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• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Focused Investing – To the extent the portfolio invests in a limited number of issuers, changes in the value of individual securities may have a significant impact on your investment.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Non-Diversification – The portfolio is classified as “non-diversified,” which means it may invest in a larger percentage of its assets in one issuer than a diversified portfolio. To the extent the portfolio invests its assets in fewer issuers, the portfolio will be more susceptible to negative events affecting those issuers.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Short Sales – A short sale may be effected by selling a security that the portfolio does not own. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain.

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Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio may also pay transaction costs and borrowing fees in connection with short sales.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to November 20, 2009, the portfolio was named Transamerica Legg Mason Partners All Cap VP, and had a different sub-adviser, a different investment objective and used different investment strategies.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	09/30/2009	18.84%
Worst Quarter:	12/31/2008	-22.68%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 3, 1999)	27.91%	0.29%	3.13%
Service Class (commenced operations on May 1, 2003)	27.57%	0.03%	5.27%
Standard & Poor’s 500 Composite Stock Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-0.95%
Russell 3000® Index[1] (reflects no deduction for fees, expenses, or taxes)	28.34%	0.76%	-0.20%

1  This index served as the benchmark for the portfolio prior to November 20, 2009, at which time it was replaced with the Standard & Poor’s 500 Composite Stock Index. This benchmark index change was made to more closely reflect the principal strategies of the portfolio.

42

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Transamerica Investment Management, LLC

Portfolio Managers:

Edward S. Han, Portfolio Manager (Lead) since 2009

Kirk J. Kim, Portfolio Manager (Lead) since 2009

Joshua D. Shaskan, CFA, Portfolio Manager (Lead) since 2009

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

43

Transamerica Growth Opportunities VP

Investment Objective: Seeks to maximize long-term growth.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.80%	0.80%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.08%	0.08%
Total annual fund operating expenses	0.88%	1.13%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 90	$313	$554	$1,246
Service	$115	$359	$622	$1,375

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 60% of the average value of the portfolio's portfolio.

Principal Investment Strategies: Transamerica Investment Management, LLC (“TIM”), the portfolio's sub-adviser, under normal circumstances, invests at least 65% of the portfolio's assets in equity securities. A significant portion of the portfolio's assets may be invested in the securities of companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase. TIM uses a “bottom-up” approach to investing and builds the portfolio one company at a time by investing portfolio assets in equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show strong potential for steady growth; high barriers to competition; and experienced management. TIM believes that companies with small- and medium-sized capitalization levels are less actively followed by security analysts, and, therefore, they may be undervalued, providing strong opportunities for a rise in value.

The portfolio may invest in debt securities in pursuit of its investment objective.

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are

44

used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

45

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc., which employed different strategies.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	20.36%
Worst Quarter:	12/31/2008	-24.04%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 2, 2001)	36.86%	3.99%	6.90%
Service Class (commenced operations on May 1, 2003)	36.52%	3.73%	9.01%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses, or taxes)	46.29%	2.40%	2.26%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Transamerica Investment Management, LLC

Portfolio Managers:

Edward S. Han, Portfolio Manager (Lead) since 2005

John J. Huber, CFA, Portfolio Manager (Lead) since 2005

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus

46

and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

47

Transamerica Jennison Growth VP

Investment Objective: Seeks long-term growth of capital.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.79%	0.79%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.06%	0.06%
Total annual fund operating expenses	0.85%	1.10%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 87	$303	$538	$1,211
Service	$112	$350	$606	$1,340

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 76% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio's sub-adviser, Jennison Associates LLC (“Jennison”), invests, under normal circumstances, at least 65% of the portfolio's total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts of U.S. companies with market capitalizations of at least $1 billion that Jennison considers to have above average prospects for growth. These companies are generally medium- to large-capitalization companies.

The sub-adviser uses a “bottom-up” approach, researching and evaluating individual company fundamentals rather than macro-economic factors, to identify individual companies with earnings growth potential that may not be recognized by the market at large. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

The portfolio may invest up to 20% of its assets in the securities of foreign issuers.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

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• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Medium-Sized Companies – Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies generally are subject to more volatility in price than larger company securities.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Jennison Growth Portfolio of Endeavor Series Trust. Jennison has been the

49

portfolio’s sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	12/31/2001	16.24%
Worst Quarter:	12/31/2008	-20.76%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on November 18, 1996)	41.00%	2.82%	-2.14%
Service Class (commenced operations on May 1, 2003)	40.69%	2.58%	6.27%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	37.21%	1.63%	-3.99%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Jennison Associates LLC

Portfolio Managers:

Michael A. Del Balso, Portfolio Manager since 2000

Kathleen A. McCarragher, Portfolio Manager since 2000

Spiros “Sig” Segalas, Portfolio Manager since 2004

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica JPMorgan Enhanced Index VP

Investment Objective: Seeks to earn a total return modestly in excess of the total return performance of the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”) (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Index.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.74%	0.74%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.11%	0.11%
Total annual fund operating expenses	0.85%	1.10%
Expense reduction[a]	0.01%	0.01%
Total annual fund operating expenses after expense reduction	0.84%	1.09%

a Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through April 30, 2011, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 0.84%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized portfolio operating expenses are less than the cap, excluding 12b-1 fees and extraordinary expenses. The expense cap may be terminated by the portfolio’s Board of Trustees at any time.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 86	$302	$537	$1,210
Service	$111	$349	$605	$1,339

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 117% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of large- and medium-capitalization U.S. companies. The portfolio may invest in foreign companies included in the S&P 500 Index. JP Morgan will normally keep the portfolio as fully invested in equity securities as practicable.

Industry by industry, the portfolio’s weightings are generally similar to those of the S&P 500 Index. The portfolio normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500 Index. Within each industry, the portfolio’s sub-adviser modestly may overweight stocks that it views as undervalued or fairly valued while modestly underweighting or not holding stocks that it views as overvalued. The portfolio normally invests primarily in common stocks.

The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments, including U.S. government securities and repurchase agreements. The portfolio may, but need not, invest in derivatives.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the

51

portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Medium-Sized Companies – Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies generally are subject to more volatility in price than larger company securities.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the

52

security and the market value declines, the portfolio could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the portfolio's ability to dispose of the underlying securities may be restricted.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust, which employed different strategies and had a different sub-adviser.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	16.58%
Worst Quarter:	12/31/2008	-21.86%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 2, 1997)	29.59%	0.25%	-1.53%
Service Class (commenced operations on May 1, 2003)	29.32%	0.00%	4.70%
Standard & Poor's 500 Composite Stock Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-0.95%
53

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  J.P. Morgan Investment Management Inc.

Portfolio Managers:

Terance Chen, Portfolio Manager since 1997

Raffaele Zingone, Portfolio Manager since 1997

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

54

Transamerica MFS International Equity VP

Investment Objective: Seeks capital growth.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[a]
	Class of Shares
	Initial	Service
Management fees	0.90%	0.90%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.17%	0.17%
Total annual fund operating expenses	1.07%	1.32%

a Annual portfolio operating expenses have been restated to reflect expenses for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$109	$372	$656	$1,464
Service	$134	$418	$723	$1,590

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 18% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio's sub-adviser, MFS® Investment Management (“MFS”), invests, under normal circumstances, at least 80% of the portfolio's net assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries. The portfolio normally invests primarily in equity securities of foreign companies, including emerging market equity securities. MFS may invest a relatively large percentage of the portfolio's assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. In selecting investments for the portfolio, MFS is not constrained to any particular investment style. MFS may invest the portfolio's assets in the stocks of companies it believes to have above average earnings growth potential (growth companies), in the stocks of companies it believes are undervalued (value companies), or in a combination of growth and value companies. MFS may invest the portfolio's assets in companies of any size. MFS may use derivatives for any investment purpose. MFS uses a “bottom-up” approach to buying and selling investments for the fund. A "bottom-up" approach is looking at individual companies against the context of broader market factors. Investments are selected primarily based on fundamental analysis of issuers. Quantitative models that systematically evaluate issuers may also be considered. MFS may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Active Trading – Certain portfolios are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on

55

performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Geographic – To the extent the portfolio invests a significant portion of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the portfolio will be more susceptible to negative events affecting those countries or that region, and could be more volatile than a more geographically diverse portfolio. Geographic risk is especially high in emerging markets.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Leveraging – The value of your investment may be more volatile if the portfolio borrows or uses derivatives that have a leveraging effect on the fund. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have had. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may

56

go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2002, a different sub-adviser managed this portfolio and prior to July 3, 2006 another sub-adviser managed the portfolio; the performance set forth prior to those dates is attributable to those respective sub-advisers.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	09/30/2009	21.26%
Worst Quarter:	09/30/2002	-19.85%
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Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on January 2, 1997)	32.68%	5.42%	-0.44%
Service Class (commenced operations on May 1, 2003)	32.24%	5.10%	9.78%
Morgan Stanley Capital International Europe, Australasia & Far East Index (reflects no deduction for fees, expenses, or taxes)	32.46%	4.02%	1.58%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  MFS® Investment Management

Portfolio Managers:

Daniel Ling, Portfolio Manager since 2009

Marcus L. Smith, Portfolio Manager since 2006

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica Money Market VP

Investment Objective: Seeks maximum current income from money market securities consistent with liquidity and preservation of principal.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[a]
	Class of Shares
	Initial	Service
Management fees	0.35%	0.35%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.06%	0.06%
Total annual fund operating expenses	0.41%	0.66%

a Annual portfolio operating expenses have been restated to reflect expenses for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$42	$164	$298	$687
Service	$67	$211	$368	$822

Principal Investment Strategies: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), invests the portfolio's assets in the following high quality, short-term U.S. dollar-denominated money market instruments:

• short-term corporate obligations, including commercial paper, notes and bonds

• obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

• obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

• repurchase agreements involving any of the securities mentioned above

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. Each security, at the time of purchase by the portfolio, has been determined by the sub-adviser to present minimal credit risk.

As a money market fund, the portfolio tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification, liquidity and maturity of its investments. If, after purchase, the credit rating on a security held by the portfolio is downgraded or the credit quality deteriorates, or if the maturity on a security is extended, the portfolio's sub-adviser or Board of Trustees (where required by applicable regulations) will decide whether the security should be held or sold.

Principal Risks: An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, the portfolio could underperform other short-term debt instruments or money market funds, or you could lose money. The portfolio is subject to the following principal investment risks (in alphabetical order).

• Bank Obligations – To the extent the portfolio invests in U.S. bank obligations, the portfolio will be more susceptible to adverse events affecting the U.S. banking industry. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks’ profitability.

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• Credit – An issuer or obligor of a security held by the portfolio or a counterparty to a financial contract with the portfolio may default or its credit may be downgraded, or the value of assets underlying a security may decline. Subordinated securities will be disproportionately affected by a default or downgrade.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Interest Rate – The interest rates on short-term obligations held in the fund will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rates. The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Redemption – The portfolio may experience periods of heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the portfolio could have an adverse impact on the remaining shareholders in the portfolio. In addition, the portfolio may suspend redemptions when permitted by applicable regulations.

• Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the portfolio could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the portfolio's ability to dispose of the underlying securities may be restricted.

• U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.

• Yield – The amount of income you receive from the portfolio will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the portfolio's expenses could absorb all or a significant portion of the portfolio's income. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the portfolio’s yield.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares. Performance reflects any fee waivers

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or expense reimbursements in effect during the relevant periods. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2000	1.62%
Worst Quarter:	12/31/2009	0.00%

7-DAY YIELD

(as of December 31, 2009)

Initial Class = 0.01%

Service Class = 0.01%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on October 2, 1996)	0.13%	3.00%	2.83%
Service Class (commenced operations on May 1, 2003)	0.04%	2.81%	2.25%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Transamerica Investment Management, LLC

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by

61

influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica Morgan Stanley Active International Allocation VP

Investment Objective: Seeks to provide long-term capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.85%	0.85%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.27%	0.27%
Total annual fund operating expenses	1.12%	1.37%
Expense reduction[a]	0.05%	0.05%
Total annual fund operating expenses after expense reduction	1.07%	1.32%

a Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through April 30, 2011, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 1.07%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized portfolio operating expenses are less than the cap, excluding 12b-1 fees and extraordinary expenses. The expense cap may be terminated by the portfolio’s Board of Trustees at any time.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$109	$383	$678	$1,516
Service	$134	$429	$745	$1,642

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 38% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio’s sub-adviser, Morgan Stanley Investment Management Inc. (“MSIM”), invests the portfolio’s assets, under normal circumstances, in accordance with country and sector weightings determined by MSIM, primarily in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

MSIM utilizes a “top-down” approach that emphasizes country and sector selection and weighting rather than individual stock selection. MSIM seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) dynamics/fundamental change; and (iii) market momentum/technicals. In a "top-down" approach, the sub-adviser looks at broad market factors and chooses certain sectors or industries within the market, based on those factors. It then looks at individual companies within those sectors or industries.

MSIM analyzes both the global economic environment and the economies of countries throughout the world, focusing mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia & Far East Index (the “MSCI EAFE Index”). These countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.

The portfolio may invest in emerging markets or developing countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging markets or developing countries. MSIM generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

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The portfolio may invest up to 10% of its net assets in foreign real estate companies, which are similar to entities organized and operated as real estate investment trusts (“REITs”) in the United States. MSIM may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

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• Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates. REITs are one type of real estate security. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure, and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

• REITs – When the portfolio invests in Real Estate Investment Trusts (“REITs”), it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

This historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price International Stock Portfolio of Endeavor Series Trust. MSIM has been the portfolio’s sub-adviser since May 1, 2002.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	24.22%
Worst Quarter:	09/30/2008	-19.12%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on April 8, 1991)	25.88%	4.58%	0.08%
Service Class (commenced operations on May 1, 2003)	25.68%	4.33%	10.16%
Morgan Stanley Capital International - Europe, Australasia, Far East Index (reflects no deduction for fees, expenses, or taxes)	32.46%	4.02%	1.58%
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Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Morgan Stanley Investment Management Inc.

Portfolio Manager:

Ann D. Thivierge, Portfolio Manager since 2002

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica Morgan Stanley Mid-Cap Growth VP

Investment Objective: Seeks capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.80%	0.80%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.13%	0.13%
Total annual fund operating expenses	0.93%	1.18%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 95	$329	$581	$1,304
Service	$120	$375	$649	$1,432

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 35% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio's sub-adviser is Van Kampen Asset Management (“VKAM”). Under normal circumstances, at least 80% of the portfolio's net assets will be invested in securities of medium-sized companies at the time of investment. A medium-sized company is generally defined by reference to those companies represented in the Russell Midcap® Growth Index.

VKAM seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. VKAM typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward profile. VKAM generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities, rights and warrants, and debt securities. VKAM also may utilize derivative instruments, including options on securities, futures contracts and options thereon and various currency transactions. Derivative instruments used by the fund will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

VKAM may invest up to 25% of the portfolio's assets in securities of foreign companies, including emerging market securities, primarily through ownership of depositary receipts. The portfolio may also invest up to 10% of its assets in real estate investment trusts (“REITs”).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

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• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Investing Aggressively – The value of developing company stocks may be volatile, and can drop significantly in a short period of time. Rights, options and futures contracts may not be exercised and may expire worthless. Warrants and rights may be less liquid than stocks. Use of futures and other derivatives may make the portfolio more volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

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• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

• REITs – When the portfolio invests in Real Estate Investment Trusts (“REITs”), it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	27.18%
Worst Quarter:	12/31/2008	-25.90%
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Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on March 1, 1993)	60.56%	4.55%	-3.85%
Service Class (commenced operations on May 1, 2003)	60.12%	4.28%	7.15%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses, or taxes)	46.29%	2.40%	-0.52%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Van Kampen Asset Management

Portfolio Managers:

Dennis P. Lynch, Lead Portfolio Manager since 2002

David S. Cohen, Portfolio Manager since 2002

Sam G. Chainani, Portfolio Manager since 2004

Alexander T. Norton, Portfolio Manager since 2005

Jason C. Yeung, Portfolio Manager since 2007

Armistead B. Nash, Portfolio Manager since 2008

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica Multi Managed Large Cap Core VP

Investment Objective: Seeks to provide high total return.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.75%	0.75%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.10%	0.10%
Total annual fund operating expenses	0.85%	1.10%
Expense reduction[a]	0.01%	0.01%
Total annual fund operating expenses after expense reduction	0.84%	1.09%

a Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through April 30, 2011, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 0.84%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized portfolio operating expenses are less than the cap, excluding 12b-1 fees and extraordinary expenses. The expense cap may be terminated by the portfolio’s Board of Trustees at any time.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 86	$302	$537	$1,210
Service	$111	$349	$605	$1,339

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 73% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio’s sub-adviser, Morgan Stanley Investment Management Inc.(“MSIM”), under normal circumstances, invests at least 80% of the portfolio’s assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that MSIM believes have strong free cash flow and earnings growth potential or are undervalued. MSIM emphasizes individual security selection.

MSIM may invest up to 10% of the portfolio’s assets in securities of issuers economically tied to emerging markets countries. An issuer generally will be deemed to be economically tied to a country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. Derivative instruments used by the portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The portfolio may invest up to 10% of its total assets in real estate investment trusts (“REITs”).

The portfolio may invest up to 25% of its total assets in securities of foreign issuers, including emerging markets securities, primarily through ownership of depositary receipts.

The portfolio spans both growth and value styles of investing, and is managed by two separate groups at MSIM, a growth team and a value team. Both inflows and outflows will be allocated equally between the two investment styles. In addition, MSIM

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will rebalance monthly to maintain an equal allocation between the two investment styles. These allocations are non-discretionary.

Growth — The growth team seeks capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets.

The sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The sub-adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The sub-adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

Value — The value team emphasizes a value style of investing seeking well-established, undervalued companies believed by MSIM to possess the potential for capital growth and income. Portfolio securities are typically sold when MSIM’s assessments of the capital growth and income potential of such securities materially change.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• REITs – When the portfolio invests in Real Estate Investment Trusts (“REITs”), it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure; and the failure to

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qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio; Endeavor Asset Allocation Portfolio of Endeavor Series Trust.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	09/30/2009	19.50%
Worst Quarter:	12/31/2008	-25.25%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on April 8, 1991)	45.41%	2.12%	1.04%
Service Class (commenced operations on May 1, 2003)	45.09%	1.87%	5.55%
Standard & Poor's 500 Composite Stock Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-0.95%
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Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Morgan Stanley Investment Management Inc.

Portfolio Managers:

Growth Team

Dennis P. Lynch, Lead Portfolio Manager since 2002

David S. Cohen, Portfolio Manager since 2002

Sam G. Chainani, Portfolio Manager since 2004

Alexander T. Norton, Portfolio Manager since 2005

Jason C. Yeung, Portfolio Manager since 2007

Armistead B. Nash, Portfolio Manager since 2008

Value Team

Kevin Holt, Co-Lead Portfolio Manager since 2004

Jason Leder, Co-Lead Portfolio Manager since 2004

Devin Armstrong, Portfolio Manager since 2007

James Warwick, Portfolio Manager since 2007

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica PIMCO Total Return VP

Investment Objective: Seeks maximum total return consistent with preservation of capital and prudent investment management.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.63%	0.63%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.07%	0.07%
Total annual fund operating expenses	0.70%	0.95%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$72	$256	$457	$1,035
Service	$97	$303	$525	$1,166

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 729% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio's sub-adviser, Pacific Investment Management Company LLC (“PIMCO”), invests, under normal circumstances, at least 65% of the portfolio's net assets in fixed-income instruments of varying maturities. The average duration of this portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index, which as of December 31, 2009, was 4.57 years. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the portfolio's total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, Fitch, or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of the portfolio's total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging markets countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets. The portfolio may also invest up to 10% of its total assets in preferred stocks.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the

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portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Credit – If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Currency Hedging – The portfolio may hedge its currency risk, using currency futures, forwards or options. However, these instruments may not always work as intended, and a portfolio may be worse off than if it had not used a hedging instrument.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Leveraging – The value of your investment may be more volatile if the portfolio borrows or uses derivatives that have a leveraging effect on the fund. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have had. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.

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• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Mortgage-Related Securities – Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

• Prepayment or Call – Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the portfolio will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The portfolio also may lose any premium it paid on the security.

• Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the portfolio could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the portfolio's ability to dispose of the underlying securities may be restricted.

• Rule 144A Securities – Rule 144A permits certain qualified institutional buyers, such as the portfolio, to trade in privately placed securities that have not been registered for sale to the public. Rule 144A securities may be deemed illiquid, and the portfolio might be unable to dispose of such securities promptly or at reasonable prices.

• Sovereign Debt – Sovereign debt instruments, are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.

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• Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	09/30/2009	7.17%
Worst Quarter:	09/30/2008	-4.67%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 1, 2002)	16.03%	5.56%	5.66%
Service Class (commenced operations on May 1, 2003)	15.75%	5.29%	4.92%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.93%	4.97%	5.39%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Pacific Investment Management Company LLC

Portfolio Manager:

Chris P. Dialynas, Portfolio Manager since 2008

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

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Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica Small/Mid Cap Value VP

Investment Objective: Seeks to maximize total return.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.80%	0.80%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.08%	0.08%
Total annual fund operating expenses	0.88%	1.13%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 90	$313	$554	$1,246
Service	$115	$359	$622	$1,375

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 89% of the average value of the portfolio's portfolio.

Principal Investment Strategies: Transamerica Investment Management, LLC (“TIM”), the portfolio's sub-adviser, invests, under normal circumstances, at least 80% of the portfolio's net assets in small- and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion at the time of purchase.

The portfolio generally will invest in small and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability.

The portfolio may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

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• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. TIM has been the portfolio’s sub-adviser since May 1, 2004.

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Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	12/31/2001	44.49%
Worst Quarter:	09/30/2002	-33.09%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 4, 1993)	43.21%	7.21%	10.53%
Service Class (commenced operations on May 3, 2004)	42.90%	6.93%	8.75%
Russell 2500® Value Index (reflects no deduction for fees, expenses, or taxes)	27.68%	0.84%	8.18%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Transamerica Investment Management, LLC

Portfolio Managers:

Jeffrey J. Hoo, CFA, Portfolio Manager (Lead) since 2008

Thomas E. Larkin, III, Portfolio Manager (Co) since 2008

Joshua D. Shaskan, CFA, Portfolio Manager (Co) since 2008

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica T. Rowe Price Small Cap VP

Investment Objective: Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.75%	0.75%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.13%	0.13%
Total annual fund operating expenses	0.88%	1.13%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 90	$313	$554	$1,246
Service	$115	$359	$622	$1,375

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 34% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio’s sub-adviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of its net assets in small-cap growth companies. These are currently defined by the sub-adviser as companies whose market capitalization falls within the range of companies in the Morgan Stanley Capital International U.S. Small Cap Growth Index (“MSCI U.S. Small Cap Growth Index”), which was approximately $42.28 million to $5.52 billion as of December 31, 2009, but the limits will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio’s initial purchase continue to be considered small companies for purposes of this policy. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not, under normal circumstances, constitute more than 50% of assets. Based on quantitative models and fundamental company research, stocks are selected in a “bottom-up” manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations and projected earnings and sales growth, valuation, capital usage, and earnings quality. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

While the portfolio normally invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets) or exchange traded funds in pursuit of its investment objective. The portfolio may, but need not, invest in derivatives, including stock index futures and options. The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

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• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Exchange Traded Funds – Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of bonds. ETF shares may trade at a premium or discount to NAV. ETFs are subject to secondary market trading risks.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Smaller Companies – Small companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance

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calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	12/31/2001	25.80%
Worst Quarter:	12/31/2008	-25.77%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 3, 1999)	38.70%	2.12%	0.33%
Service Class (commenced operations on May 1, 2003)	38.33%	1.86%	7.53%
Morgan Stanley Capital International U.S. Small Cap Growth Index (reflects no deduction for fees, expenses, or taxes)	41.91%	2.57%	1.88%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  T. Rowe Price Associates, Inc.

Portfolio Manager:

Sudhir Nanda, CFA, Portfolio Manager since 2006

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica U.S. Government Securities VP

Investment Objective: Seeks to provide as high a level of total return as is consistent with prudent investment strategies.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.55%	0.55%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.06%	0.06%
Total annual fund operating expenses	0.61%	0.86%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$62	$228	$408	$ 928
Service	$88	$274	$477	$1,061

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 157% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio’s sub-adviser, Transamerica Investment Management, LLC (“TIM”), invests, under normal circumstances, at least 80% of the portfolio’s assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. These securities include:

• U.S. Treasury obligations

• Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities. Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise

• Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

• Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest up to 20% of its total assets in high yield debt securities, debt securities of foreign issuers in developed countries, and U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks. The portfolio may also invest in investment grade corporate bonds, short-term corporate debt securities, non-mortgage-backed securities and zero coupon bonds.

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of

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quantitative and fundamental research, including analysis of the creditworthiness of issuers and the rates of interest offered by various issuers.

The portfolio’s sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio’s interest rate exposure, as well as to hedge the portfolio’s investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Country, Sector or Industry Focus – To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries, the portfolio will be more susceptible to negative events affecting those countries, sectors or industries.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and

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the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Mortgage-Related Securities – Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.

• Zero Coupon Bonds – Zero coupon bonds pay no interest during the life of the obligation but trade at prices below their stated maturity value. Although these securities lock in a rate of return to maturity, they may be subject to greater fluctuations in market value than securities that pay interest periodically.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio’s sub-adviser since May 1, 2002.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	12/31/2008	5.07%
Worst Quarter:	06/30/2004	-2.83%
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Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 13, 1994)	4.47%	4.72%	5.07%
Service Class (commenced operations on May 1, 2003)	4.20%	4.47%	3.88%
Barclays Capital U.S. Government Index (reflects no deduction for fees, expenses, or taxes)	-2.20%	4.87%	6.17%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Transamerica Investment Management, LLC

Portfolio Managers:

Derek S. Brown, CFA, Portfolio Manager (Lead) since 2005

Greg D. Haendel, Portfolio Manager (Co) since 2003

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica WMC Diversified Growth VP

Investment Objective: Seeks to maximize long-term growth.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.72%	0.72%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.07%	0.07%
Total annual fund operating expenses	0.79%	1.04%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 81	$285	$505	$1,141
Service	$106	$331	$574	$1,271

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 43% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio invests, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria.

The portfolio’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. A "bottom-up" approach is looking at individual companies against the context of broader market factors.

Wellington Management continually monitors every company in the portfolio’s portfolio for fundamental attractiveness. The portfolio typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities,

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they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Focused Investing – To the extent the portfolio invests in a limited number of issuers, changes in the value of individual securities may have a significant impact on your investment.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

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Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Funds, Inc., which employed different investment strategies.

Prior to April 9, 2010, the portfolio was named Transamerica Equity VP, had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	18.98%
Worst Quarter:	12/31/2008	-24.19%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on December 31, 1980)	29.20%	0.55%	-1.01%
Service Class (commenced operations on May 1, 2003)	28.90%	0.29%	5.59%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	37.21%	1.63%	-3.99%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Wellington Management Company, LLP

Portfolio Manager:

Paul E. Marrkand, CFA, Portfolio Manager since 2010

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to

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the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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More On The Portfolios’ Strategies And Investments

The following provides additional information regarding the portfolios’ strategies and investments described at the front of the prospectus. Information contained in this prospectus may apply to portfolios of Transamerica Series Trust not offered in your policy or contract. Except as otherwise expressly stated for a particular portfolio in this prospectus or in the statement of additional information or as required by law, there is no limit on the amount of a portfolio’s assets that may be invested in a particular type of security or investment.

Transamerica AEGON High Yield Bond VP: The portfolio's sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's net assets in high-yield/high-risk bonds (commonly known as “junk bonds”).

Junk bonds are high risk debt securities rated in medium or lower rating categories or determined by AUIM to be of comparable quality.

AUIM’s strategy is to seek to achieve yields as high as possible while seeking to manage risk. AUIM uses a “top-down/bottom-up” approach in managing the portfolio's assets. The “top-down” approach is to adjust the risk profile of the portfolio. AUIM analyzes four factors that affect the movement of fixed-income bond prices which include: economic indicators; technical indicators that are specific to the high-yield market; investor sentiment and valuation. Analysis of these factors assists AUIM in its decision regarding the portfolio's allocations.

AUIM has developed a proprietary credit model that is the foundation of its “bottom-up” analysis. The model tracks historical cash flow numbers and calculates credit financial ratios. Because high-yield companies are of higher financial risk, AUIM does a thorough credit analysis of all companies in the portfolio, as well as all potential acquisitions.

Each potential buy and sell candidate is analyzed by AUIM from both the “top-down” and “bottom-up” strategies. An industry may look attractive in one area, but not the other. They can review the results of their analysis and decide whether or not to proceed with a transaction.

AUIM may sell portfolio securities when it determines there are changes in economic indicators, technical indicators or valuation.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Asset Allocation – Conservative VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 35% of assets in equities, which may include both stocks and commodity-related securities, and 65% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying funds that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolios, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

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It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other fund investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Asset Allocation – Growth VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

• Under normal circumstances, it expects to invest primarily in underlying portfolios that invest in equities, which may include both stocks and commodity-related securities.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), historical performance, global markets’ current valuations, and other global economic factors.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Asset Allocation – Moderate VP: The portfolio seeks its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 50% of assets in equities, which may include both stocks and commodity-related securities, and 50% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

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As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Asset Allocation – Moderate Growth VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 70% of assets in equities, which may include both stocks and commodity-related securities, and 30% of assets in fixed-income, which may include bonds, cash, cash equivalents and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Balanced VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio's objective by investing, under normal circumstances, primarily in common stocks and high quality bonds with maturities of less than 30 years. TIM allocates the portfolio's assets between equity and debt securities based on its assessment of current business and investment conditions. However, at all times, the portfolio will hold at least 25% of its assets in non-convertible fixed-income securities. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments.

TIM normally invests in a portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM’s equity and fixed-income management teams work together to build a portfolio of growth stocks combined with bonds that TIM considers to be of good credit quality purchased at favorable prices.

TIM uses a “bottom up” approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM’s opinion.

Equity Investments

TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term, above-average rate of return. In projecting free cash flows and determining earnings potential and valuation, TIM uses multiple factors such as:

• the quality of the management team;

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• the company’s ability to earn returns on capital in excess of the cost of capital;

• competitive barriers to entry; and

• the financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments

TIM’s bond management team seeks out bonds with credit strength of the quality that it believes could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. TIM analyzes this market information daily, negotiating each trade and buying bonds at what TIM considers to be the best available prices.

The portfolio may invest in mortgage-backed securities and lower-rated bonds. The portfolio may also invest in derivative securities, including futures, options and options on futures, swaps and foreign securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica BlackRock Global Allocation VP: The Fund seeks to achieve its objective by investing in both equity and debt securities, including money market securities and other short-term securities or instruments, of issuers located around the world. There is no limit on the percentage of assets the Fund can invest in a particular type of security. Generally, the Fund seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. Except as described below, the Fund has no geographic limits on where its investments may be located. This flexibility allows Fund management to look for investments in markets around the world that it believes will provide the best relative asset allocation to meet the Fund’s objective. The Fund may invest in securities of any market capitalization. The Fund may also invest in REITs.

Fund management uses the Fund’s investment flexibility to create a portfolio of assets that, over time, tends to be relatively balanced between equity and debt securities and that is widely diversified among many individual investments. While the Fund can, and does, look for investments in all the markets of the world, it will typically invest a majority of its assets in the securities of companies and governments located in North and South America, Europe, Australia and the Far East. In addition to investing in foreign securities, the Fund actively manages its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. From time to time, the Fund may own foreign cash equivalents or foreign bank deposits as part of the Fund’s investment strategy. The Fund will also invest in non-U.S. currencies, however, the Fund may underweight or overweight a currency based on the Fund management team’s outlook. The Fund may also invest in non-convertible debt securities. Non-convertible debt securities will generally be longer-term securities with the potential for capital appreciation through changes in interest rates, exchange rates or the general perception of the creditworthiness of issuers in certain countries.

The Fund’s composite Reference Benchmark has at all times since the Fund’s formation included a 40% weighting in non-U.S. securities. Throughout its history, the Fund has maintained a weighting in non-US securities, often exceeding the 40% Benchmark weighting and rarely falling below this allocation. Under normal circumstances, the Fund anticipates it will continue to allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by Fund management, in which case the Fund would invest at least 30%) — of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes the Fund may deviate very substantially from the allocation described above.

The Fund may invest a portion of its assets in securities related to real assets (like real estate or precious metals-related securities) such as stock, bonds or convertible bonds issued by real estate investment trusts or companies that mine precious metals.

The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles that exclusively invest in precious metals,

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which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. The Fund may also gain exposure to commodity markets by investing in the Subsidiary. The Subsidiary invests primarily in commodity-related instruments. BlackRock is the manager of the Subsidiary. The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The Fund will limit its investments in the Subsidiary to 25% of its net assets.

The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, BlackRock, in managing the Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described in detail in the SAI. The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Board regarding the Subsidiary’s compliance with its policies and procedures. The Fund and Subsidiary test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary complies with asset segregation requirements to the same extent as the Fund.

BlackRock provides investment management and other services to the Subsidiary. BlackRock does not receive separate compensation from the Subsidiary for providing it with investment management or administrative services. However, the Fund pays BlackRock based on the Fund’s assets, including the assets invested in the Subsidiary. The Subsidiary will also enter into separate contracts for the provision of custody, transfer agency, and audit services with the same or with affiliates of the same service providers that provide those services to the Fund. The financial statements of the Subsidiary will be consolidated with the Fund’s financial statements in the Fund’s Annual and Semi-Annual Reports. The Fund’s Annual and Semi-Annual Reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated in the Fund's prospectus.

In making investment decisions, Fund management tries to identify the long term trends and changes that could benefit particular markets and/or industries relative to other markets and industries. Fund management will consider a variety of factors when selecting the markets, such as the rate of economic growth, natural resources, capital reinvestment and the social and political environment.

In deciding between equity and debt investments, Fund management looks at a number of factors, such as the relative opportunity for capital appreciation, capital recovery risk, dividend yields and the level of interest rates paid on debt securities of different maturities. Dividend yield is a common stock’s annualized dividend stream divided by the stock’s current price, which represents the stock’s current expected rate of current income.

In selecting real assets (like real estate or precious metals-related securities), Fund management identifies real assets that it believes will increase in value because of economic trends and cycles or political or other events.

In selecting stocks and other securities that are convertible into stocks, Fund management emphasizes stocks that it believes are undervalued. Fund management places particular emphasis on companies with below average price/earnings ratios or that may pay above average dividends.

Fund management will invest in “junk” bonds, corporate loans and distressed securities only when it believes that they will provide an attractive total return, relative to their risk, as compared to higher quality debt securities. Distressed securities are securities that are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition or are rated in the lowest rating categories by at least one independent rating agency (CC or lower by S&P or Fitch or Ca or lower by Moody’s), or if unrated, judged to be of comparable quality by Fund management.

Fund management will invest in distressed securities when Fund management believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that the Fund will generally achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization.

Transamerica BlackRock Large Cap Value VP: The portfolio's sub-adviser, BlackRock Investment Management, LLC (“BlackRock”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's net assets in equity securities of large cap companies. The portfolio considers a large cap company to be one which, at the time of purchase, has a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Value Index. As of December 31, 2009, the lowest market capitalization in this group was approximately $6.084 billion.

The portfolio may invest in foreign securities that are represented by American Depositary Receipts. The portfolio may invest in convertible securities, preferred stocks, illiquid securities, and U.S. government debt securities.

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The portfolio will seek to outperform the Russell 1000® Value Index by investing in equity securities that BlackRock believes are selling at below normal valuations. The portfolio emphasizes value-oriented investments.

In selecting securities for the portfolio from its benchmark universe, BlackRock uses a proprietary multi-factor quantitative model. The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth. BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation.

A company’s stock price relative to its earnings and book value, among other factors, is also examined—if BlackRock believes that a company is overvalued, it will not be considered as an investment for any fund. After the initial screening is done, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations. “Fundamental analysis” is a method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an “index” portfolio. In seeking to outperform the benchmark, however, BlackRock reviews potential investments using certain criteria that are based on the securities in the relevant index. These criteria currently include the following:

• Relative price to earnings and price to book ratios

• Stability and quality of earnings

• Earnings momentum and growth

• Weighted median market capitalization of the portfolio

• Allocation among the economic sectors of the portfolio as compared to the applicable index

• Weighted individual stocks within the applicable index

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to the risk with respect to the depository institution holding the cash.

Transamerica BlackRock Tactical Allocation VP: BlackRock Financial Management, Inc. (“BlackRock”), the portfolio’s sub-adviser, seeks to achieve the portfolio’s objective by investing its assets in a combination of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

• Under normal circumstances, the portfolio’s investments in equity funds will vary between 40% and 90% of the portfolio’s net assets, with the remaining portion invested in fixed-income funds, which may include money market funds. Equity exposure increases with higher 10-year swap rates and lower implied volatility. Equity exposure decreases with lower swap rates and higher implied volatility.

• The portfolio’s target level of equity exposure is determined monthly by a proprietary tactical asset allocation model based on specified market factors, such as the 10-year swap rate and implied volatility. The model was provided to Transamerica Asset Management, Inc., the portfolio’s investment adviser, by an affiliated insurance company and is used by that company to develop and price insurance policies and variable annuity contracts. The model is run on the first business day of each month and produces the target equity allocation for the month.

• BlackRock may not vary or override the target level equity exposure regardless of their view of the market outlook. Based on the model’s target allocation, BlackRock selects among the underlying equity and fixed-income funds and rebalances the portfolio’s assets among the underlying portfolios to maintain the target weightings. BlackRock may choose to invest a portion of the portfolio’s assets in one or more underlying portfolios which they sub-advise.

• The equity funds may have fixed-income exposure and the fixed-income funds could likewise have equity exposure. Such exposures are not considered by the model and could impact the performance of the underlying portfolios and the portfolio.

• The portfolio may also invest directly in securities, including U.S. government securities, short-term commercial paper, cash and cash equivalents.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the

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portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

Transamerica Clarion Global Real Estate Securities VP: Under normal circumstances, the portfolio's sub-adviser, ING Clarion Real Estate Securities, LLC (“Clarion”), will invest at least 80% of the portfolio's net assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Clarion considers issuers principally engaged in the real estate industries to be companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's portfolio will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in equity securities of real estate companies which include common stocks of large-, mid- and small-sized issuers, including real estate investment trusts (“REITs”), and convertible securities.

Clarion uses a disciplined two-step process for constructing the portfolio's portfolio. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-backed securities such as pass through certificates, real estate mortgage investment conduit (“REMIC”) certificates, and collateralized mortgage obligations (“CMOs”), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

This portfolio is non-diversified.

Transamerica Convertible Securities VP: The portfolio’s sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the portfolio’s net assets in convertible securities across the credit spectrum. Convertible securities are fixed-income securities that convert into shares of common stock of their issuer.

Convertible securities perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. TIM may also invest the portfolio’s assets in other types of securities, including common stock.

TIM may invest the portfolio’s assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may, but not need, invest in derivatives. TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio’s exposure to changing security prices or other factors that affect security values.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Diversified Equity VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), invests, under normal circumstances, at least 80% of the portfolio's net assets in domestic equity securities. TIM uses an intrinsic valuation discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term, above-average rate of return. The portfolio typically limits its holdings to fewer than 60 companies.

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TIM uses a “bottom-up” approach to investing. It studies industry and economic trends, but focuses on researching individual companies. As part of TIM’s strategy, the portfolio's portfolio is constructed one company at a time. Each company passes through a rigorous research process and stands on its own merits as a viable investment in TIM’s opinion.

In projecting cash flows and determining earnings potential, TIM uses multiple factors such as:

• the quality of the management team

• the company’s ability to earn returns on capital in excess of the cost of capital

• competitive barriers to entry

• the financial condition of the company

In seeking to achieve the portfolio's goal, TIM may invest in securities issued by companies of all sizes. Generally, however, TIM will invest in the securities of companies whose market capitalization (total market value of publicly traded securities) is greater than $500 million.

Consistent with the portfolio's objectives and other policies, TIM may, but need not, invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Efficient Markets VP: The portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), seeks to achieve the portfolio’s objective by investing its assets in a combination of underlying exchange traded funds (“ETFs”) and institutional mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, it expects to allocate substantially all of its assets among the underlying portfolios to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 65% of portfolio assets in institutional mutual funds that invest primarily in equities and 35% of portfolio assets in ETFs that investment primarily in bonds. These percentages may vary. The underlying institutional mutual funds in which the portfolio may invest consist of domestic equity, international equity and value equity funds.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying portfolio based on what it considers to be prudent diversification principles. It seeks to utilize the principle of efficient markets, which assumes that market prices reflect values and information accurately and quickly, in implementing the portfolio’s strategy.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying portfolios that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

It is expected that the portfolio will hold at least four underlying ETFs and six underlying institutional mutual funds. The portfolio may invest in one or more underlying portfolios that may also invest in other funds. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolios at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

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As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio may invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Federated Market Opportunity VP: The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (“Federated”), pursues the portfolio's investment objective by investing, under normal circumstances, in domestic and foreign securities that Federated deems to be undervalued or out-of-favor, and other investments detailed in the strategy below which may include maintaining a cash position invested in traditional cash instruments. Federated can position the fund with respect to various asset classes or individual securities in a net long or a net short position.

Federated’s investment management approach may be described as contrarian in nature because the sub-adviser anticipates that it will invest in out-of-favor securities or deviate from the consensus view on markets in general, a sector, or individual securities.

The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. The portfolio generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships, or “revert to the mean.”

With regard to equity securities, Federated primarily uses the “value” style of investing and selects securities primarily utilizing a “bottom-up” approach to security analysis but also secondarily considers “top-down” analysis and sector allocation. Federated does not generally consider the composition of market indices in its selection of equity securities. Federated’s use of the “value” style of investing seeks to identify and select securities that, in Federated’s opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer’s industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company. Lastly, Federated assembles a portfolio of securities by considering sector allocations. Sectors are broad categories of companies with similar characteristics. Federated determines the sector allocation of the portfolio's portfolio primarily based upon its opinion as to which sectors are, as a whole, priced at a low market valuation when compared with other sectors, and which are currently out-of-favor. Depending on its outlook, Federated may take a short position in a particular asset class, security or other investment.

Federated uses technical analysis of the market as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

Federated may increase the portfolio's cash position if Federated is unable to find a sufficient number of attractive securities. Additionally, Federated anticipates normally keeping a portion of the portfolio's portfolio in cash in order to readily take advantage of buying opportunities, to increase current income or in an effort to preserve capital. The portfolio's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

When investing in fixed-income securities, Federated invests in asset classes within the fixed-income market that it believes offer the best relative value. When searching for asset classes within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. Such asset classes may include non-investment-grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations, as well as U.S. Treasury securities and other investment-grade securities. With regard to non-dollar denominated fixed-income securities, Federated also considers the currency appreciation potential of a given market. The fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities in order to increase or decrease its exposure to foreign interest rate and/or currency

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markets. Federated is not constrained by any duration or maturity range or credit quality when investing the fixed-income portion of the fund.

In addition to investing in equity and fixed-income securities, the portfolio may invest in the following in attempting to achieve its investment objective:

• derivative contracts or hybrid instruments;

• ETFs; and

• investments which give the fund exposure to the price of movement of gold, silver or other precious metals.

The portfolio may also purchase shares of ETFs in order to achieve exposure to a specific region, country, commodity or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in hybrid instruments or derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The portfolio may, for example, use derivative contracts to:

• obtain premiums from the sale of derivative contracts (e.g., write a put option on a security);

• realize gains from trading a derivative contract (e.g., buy a put option in anticipation of a decrease in an underlying security); or

• hedge against potential losses. For example, the portfolio may buy put options on stock indices or individual stocks (even if the stocks are not held by the portfolio) in an attempt to hedge against a decline in stock price.

There can be no assurance that the portfolio's use of derivative contracts or hybrid instruments will work as intended.

The fund may gain exposure to commodities by investing in hybrid instruments. For example, the fund may invest in hybrid instruments which are structured as interest-bearing notes whose amount paid at maturity is determined by the price of an underlying commodity or by the performance of a commodity index. Such commodities may include precious metals (e.g., gold, silver), industrial metals, (e.g., copper, nickel), agricultural and livestock commodities (e.g., wheat, pork), and energy related commodities (e.g., crude oil and natural gas). Finally, the fund may invest in derivatives contracts as part of its hedging strategies. For example, the fund may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which the fund may invest directly.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Focus VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio's objective by investing, under normal circumstances, primarily in domestic equity securities that, in TIM’s opinion, are trading at a material discount to intrinsic value. TIM assesses intrinsic value primarily through discounted cash flow analysis, though acquisition and comparable company valuation analyses may be used to a lesser extent. The portfolio will generally invest in domestic equity securities of any size. The portfolio may also invest up to 10% of its assets in short sale positions. The portfolio may invest up to 20% of its assets in convertible and non-convertible high-yield debt securities rated below investment grade.

TIM will use a “bottom-up” approach to investing. It studies industry and economic trends, but focuses on researching individual companies. The portfolio will be constructed one company at a time. Each company will pass through a research process and stand on its own merits as a viable investment in TIM’s opinion.

TIM’s equity management team seeks to identify U.S. companies showing:

• strong potential for shareholder value creation

• high barriers to competition

• solid free cash flow generating ability

• excellent capital allocation discipline

• experienced management aligned with shareholder interests

TIM seeks out dominant business franchises where the long-term, value-creating potential has not fully been recognized by the market.

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Consistent with the portfolio's objective and other policies, the portfolio may invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

In the event TIM is unable to identify sufficient investments that meet the portfolio's criteria, the portfolio may maintain a balance in cash and cash equivalents that may range up to 40% of total assets.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

This portfolio is non-diversified.

Transamerica Foxhall Emerging Markets/Pacific Rim VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting the market during recessionary trends.

• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, at least 80% of its net assets in ETFs that provide exposure to equity, fixed-income, currency or physical commodities that are economically tied to emerging markets or the Pacific Rim. A company, instrument or product is considered economically tied to emerging markets or the Pacific Rim if it meets one or more of the following criteria:

• principal securities trading in the securities market of an emerging market or a Pacific Rim country

• significant share of their total revenue from either goods or services produced or sales made in emerging markets or a Pacific Rim country

• significant portion of their assets in emerging markets or a Pacific Rim country

• organized under the laws of, or with principal offices in, an emerging market or Pacific Rim country

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

Countries that are considered emerging markets include but are not limited to the following:

Brazil  China   South Africa

Russia   India   South Korea

Countries that are considered Pacific Rim countries include but are not limited to the following:

Taiwan   Japan   Singapore

Malaysia Hong Kong New Zealand

• If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest,

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directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

The portfolio will normally be invested in at least six ETFs during a long-term market uptrend from the Foxhall Emerging Markets/Pacific Rim market segment. It will generally hold fewer in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Foxhall Global Conservative VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting markets during recessionary trends.

• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, approximately 75% of its net assets in ETFs representing debt securities of various maturities and credit quality, of companies and governments worldwide, commodities, foreign or U.S. currency and money market instruments, and approximately 25% of its net assets in ETFs representing stocks in companies all over the world. These percentages may vary.

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

• If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall has established internal guidelines for the fixed-income and equity components of its allocations. The fixed-income allocation is made up of one segment (bonds), while the equity allocation is comprised of three equity segments (developed markets, emerging markets and hard assets (such as real estate, precious metals and natural resources)).

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest, directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

It is expected that the portfolio will hold approximately twenty-two ETFs during a long-term market uptrend and fewer underlying portfolios in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

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The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Foxhall Global Growth VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting the market during recessionary trends.

• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, at least 80% of its net assets in equity ETFs representing stocks in companies all over the world, commodities or foreign or U.S. currency. The portfolio will invest approximately 60% in developed markets ETFs (e.g., United States and Western Europe); 30% in emerging markets (e.g., China and India) and Pacific Rim (e.g., Australia and Japan) ETFs; and 10% in hard assets ETFs (such as real estate, precious metals and natural resources). These percentages may vary.

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

• If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest, directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

It is expected that the portfolio will hold approximately eighteen ETFs during a long-term market uptrend and fewer underlying portfolios in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Foxhall Global Hard Asset VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting the market during recessionary trends.

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• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, at least 80% of its net assets in ETFs that track “hard assets.” Hard assets include precious metals, natural resources, real estate and commodities. Examples of these assets include, but are not limited to, oil, natural gas, wind energy, water resources, metals, currencies, food stuffs, agriculture equipment and services, and timber.

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

• If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”).

It is expected that the portfolio will hold at least six ETFs during a long-term market uptrend and fewer underlying portfolios in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Growth Opportunities VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), under normal circumstances, invests at least 65% of the portfolio's assets in equity securities. Equity securities include common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies.

A significant portion of the portfolio's assets may be invested in the equity securities of companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM uses a “bottom-up” approach to investing and builds the portfolio's portfolio one company at a time. TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

• strong potential for steady growth

• high barriers to competition

• experienced management incentivized along shareholder interests

It is the opinion of TIM that companies with smaller and medium-sized capitalization levels are less actively followed by security analysts, and, therefore, they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests primarily in equity securities, TIM may also, to a lesser extent, invest in debt securities in pursuit of its investment objective.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

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Transamerica Hanlon Balanced VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s equity allocation will generally vary between 25% and 75% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs or closed-end funds, consisting of any mixture of large, medium and small-cap styles and pursuing growth or value strategies. The portfolio’s bond allocation will generally vary between 25% and 75% of its net assets (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency, commodity, real estate and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Hanlon Growth VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s equity allocation will vary between 0% and 100% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs or closed-end funds, consisting of any mixture of large, medium and small-cap styles. Under certain market conditions, up to 100% of the portfolio could be allocated to bond ETFs or closed-end funds (which may include domestic and non-U.S. government and corporate bonds of any credit

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rating). Hanlon may also invest in currency, commodity, real estate and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Hanlon Growth and Income VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s equity allocation will generally vary between 0% and 75% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs or closed-end funds, consisting of any mixture of large, medium and small-cap styles and pursuing growth or value strategies. The portfolio’s bond allocation will generally vary between 0% and 25% of its net assets, but, under certain market conditions, up to 100% of the portfolio could be allocated to bond ETFs or closed-end funds (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency, commodity, real estate and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

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Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Hanlon Managed Income VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s bond allocation will vary between 0% and 100% of its net assets (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Index 35 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”).

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 35% of portfolio assets in ETFs that invest primarily in equities and 65% of portfolio assets in ETFs that invest primarily in bonds. These percentages may vary.

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• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time. The portfolio may also invest in institutional mutual funds.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without prior notice to investors.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Index 50 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”) and/or institutional mutual funds.

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 50% of portfolio assets in ETFs that invest primarily in equities and 50% of portfolio assets in ETFs that invest primarily in bonds. These percentages may vary.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving its investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

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Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Index 75 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”) and/or institutional mutual funds.

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 75% of portfolio assets in ETFs that invest primarily in equities and 25% of portfolio assets in ETFs that invest primarily in bonds. These percentages may vary.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable opportunity for achieving its investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment

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objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Index 100 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”).

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio will normally invest 100% of its assets, excluding cash and cash equivalents, in ETFs that invest primarily in equities. The portfolio intends to achieve a mix over time of approximately 75% of portfolio assets in ETFs that invest primarily in domestic equities and 25% of portfolio assets in ETFs that invest primarily in international equities. These percentages may vary.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time. The portfolio may also invest in institutional mutual funds.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without prior notice to investors.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica International Moderate Growth VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

• Under normal circumstances, it expects to allocate its investments in underlying portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging markets countries and in fixed-income securities of issuers in international developed markets. These percentages may vary.

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• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio’s portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio’s asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio’s asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Jennison Growth VP: The portfolio's sub-adviser, Jennison Associates LLC (“Jennison”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 65% of the portfolio's total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts, of U.S. companies with market capitalizations of at least $1 billion that Jennison considers to have above average prospects for growth. These companies are generally medium- to large-capitalization companies.

The sub-adviser uses a “bottom up” approach, researching and evaluating individual companies, to manage the portfolio's investments. Jennison looks primarily at individual company fundamentals rather than at macro-economic factors to identify individual companies with earnings growth potential that may not be recognized by the market at large.

When a sub-adviser uses a “bottom-up” approach, it looks primarily at individual companies against the context of broader market factors.

In selecting stocks for the portfolio, the sub-adviser looks for companies with the following financial characteristics:

• superior absolute and relative earnings growth

• above average revenue and earnings per share growth

• sustainable or improving profitability

• strong balance sheets

In addition, Jennison looks for companies that have actually achieved or exceeded expected earnings results and are attractively valued relative to their growth prospects. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the portfolio invests have historically been more volatile than the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”). In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 Index company tend to reinvest their earnings rather than distribute them, so the portfolio is not likely to receive significant dividend income on its investments. The sub-adviser focuses on stocks of companies that have distinct attributes such as:

• strong market position with a defensible franchise

• unique marketing competency

• strong research and development leading to superior new product flow

• capable and disciplined management

Such companies generally trade at high prices relative to their current earnings.

The portfolio may invest up to 20% of its assets in the securities of foreign issuers.

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The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica JPMorgan Core Bond VP: The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”) seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's assets in bonds, including (without limitation):

• U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities

• Medium- to high-quality corporate bonds

• Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations (“CMOs”)

• Asset-backed securities

• Commercial Mortgage Backed Securities (“CMBS”)

Generally, such bonds will have intermediate to long maturities.

To a lesser extent it may invest in:

• U.S. dollar-denominated foreign bonds

• Short-term securities, including agency discount notes, commercial paper and money market funds

The portfolio may invest in bonds and other debt securities that are rated in the lowest investment grade category. The portfolio's average weighted maturity will ordinarily range between four and 12 years, although the portfolio may shorten its average weighted maturity if deemed appropriate for temporary defensive purposes. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in the portfolio calculated so as to come most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of the portfolio's sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the portfolio's portfolio. Therefore, in the case of the portfolio, which may hold mortgage-backed securities, its average weighted maturity is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the portfolio given certain prepayment assumptions.

JPMorgan analyzes four major factors in managing and constructing the portfolio's portfolio: duration, market sector, maturity concentrations and individual securities. JPMorgan looks for market sectors and individual securities that it believes will perform well over time. JPMorgan is value oriented and selects individuals securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the portfolio can invest. The portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The portfolio may use derivatives as a substitute for various investments, to alter the investments characteristics of the portfolio, for risk management and/or to increase income or gain to the portfolio.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market economic, or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica JPMorgan Enhanced Index VP: The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of large- and medium-capitalization U.S. companies. The portfolio may invest in foreign companies included in the S&P 500 Index. Industry by industry, the portfolio’s weightings are generally similar to those of the S&P 500 Index. The portfolio normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500 Index.

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Within each industry, the portfolio’s sub-adviser may modestly overweight stocks that it views as undervalued or fairly valued while modestly underweighting or not holding stocks that it views as overvalued. The sub-adviser employs a three-step process in valuing stocks:

• Research — The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company’s real growth potential.

• Valuation — The research findings allow the sub-adviser to rank the companies in each industry group according to their relative value. The greater a company’s estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team’s findings.

• Stock Selection — The portfolio’s sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:

• High potential reward compared to potential risk

• Temporary mispricings caused by market overreactions

The portfolio normally invests primarily in common stocks. During ordinary market conditions, the portfolio’s sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments including:

• U.S. government securities

• Bankers’ acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank

• Commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations

• Repurchase agreements

• Short-term bonds and notes with remaining maturities of 13 months or less

The portfolio may, but not need, invest in derivatives.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica JPMorgan Mid Cap Value VP: The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of net assets in common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued.

The portfolio will normally only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.

JPMorgan may use derivatives to hedge various market risks or to increase the portfolio's income. The portfolio may also invest in master limited partnerships, although their use will not be a principal investment strategy. The portfolio may invest up to 15% of its net assets in real estate investment trusts (“REITs”).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica MFS International Equity VP: The portfolio's sub-adviser, MFS® Investment Management (“MFS”), seeks to achieve the portfolio's objective (capital growth) by investing, under normal circumstances, at least 80% of the portfolio's net

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assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries.

The portfolio normally invests primarily in equity securities of foreign companies, including emerging market equity securities. The portfolio may invest a relatively large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the portfolio, the sub-adviser is not constrained to any particular investment style. MFS may invest the portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. MFS may invest the portfolio's assets in companies of any size.

MFS may use derivatives for any investment purpose, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the portfolio, or as alternatives to direct investments.

MFS uses a “bottom-up” investment approach to buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate these and other factors may also be considered.

The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

MFS may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Money Market VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio's objective by investing the portfolio's assets in the following high quality, short-term U.S. dollar-denominated money market instruments:

• short-term corporate obligations, including commercial paper, notes and bonds

• obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

• obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

• repurchase agreements involving any of the securities mentioned above

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. Each security, at the time of purchase by the portfolio, has been determined by the sub-adviser to present minimal credit risk.

As a money market portfolio, the portfolio tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification and maturity of its investments. The portfolio invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The portfolio maintains a dollar-weighted average portfolio maturity of 60 days or less. If, after purchase, the credit rating on a security held by the portfolio is downgraded or the credit quality deteriorates, or if the maturity on a security is extended, the portfolio's sub-adviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

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Transamerica Morgan Stanley Active International Allocation VP: The portfolio’s sub-adviser is Morgan Stanley Investment Management Inc. (“MSIM”). Under normal circumstances, the portfolio invests primarily, in accordance with country and sector weightings determined by its sub-adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

MSIM utilizes a “top-down” approach that emphasizes country and sector selection and weighting rather than individual stock selection. MSIM seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) dynamics/fundamental change; and (iii) market momentum/technicals.

When a sub-adviser uses a “top-down” approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.

MSIM analyzes both the global economic environment and the economies of countries throughout the world, focusing mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia & Far East Index (the “MSCI EAFE Index”). These countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.

MSIM views each country and sector as a unique investment opportunity and evaluates factors such as valuation, growth, inflation, interest rates, corporate earnings growth, liquidity and risk characteristics, investor sentiment and economic and currency outlook. MSIM — on an ongoing basis — establishes the proportion or weighting for each country and sector (e.g., overweight, underweight or neutral) relative to the MSCI EAFE Index for investment by the portfolio. The sub-adviser invests the portfolio’s assets among the countries and/or sectors based on their assigned weighting. Within each country and/or sector, MSIM will invest in “baskets” of common stocks and other equity securities in an effort to match the performance of that country and/or sector. The portfolio may invest in emerging markets or developing countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging markets or developing countries. MSIM generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The portfolio may invest up to 10% of its net assets in foreign real estate companies, which are similar to entities organized and operated as real estate investment trusts (“REITs”) in the United States. Investing in foreign real estate companies makes the portfolio susceptible to the risks associated with the ownership of real estate and with the real estate industry in general, as well as risks that relate specifically to the way foreign real estate companies are organized and operated. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, foreign real estate companies, like U.S. REITs and mutual funds, have expenses, including management and administration fees that are paid by their shareholders. As a result, shareholders will absorb their proportional share of duplicate levels of fees when the portfolio invests in foreign real estate companies.

MSIM may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Morgan Stanley Mid-Cap Growth VP: Under normal circumstances, the portfolio will invest at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap® Growth Index. The portfolio's sub-adviser is Van Kampen Asset Management (“VKAM”). VKAM seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. VKAM typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. VKAM generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small-and large-sized companies, as well as preferred stocks, convertible securities, rights and warrants, and debt securities.

VKAM also may utilize derivative instruments, including options on securities, futures contracts and options thereon and various currency transactions in several different ways, depending upon the status of the portfolio's investment portfolio and

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VKAM’s expectations concerning the securities market. Derivative instruments used by the portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

VKAM may invest up to 25% of the portfolio's assets in securities of foreign companies, including emerging market securities, primarily through ownership of depositary receipts. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may also invest up to 10% of its assets in real estate investment trusts (“REITs”).

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested in the instruments described above except that at least a small portion of portfolio assets generally will be held as cash, repurchase agreements, or cash equivalents to honor redemption requests and for other short-term needs.

To the extent that portfolio assets are invested in cash equivalents, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to “equitize” the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Multi Managed Large Cap Core VP: The portfolio’s sub-adviser is Morgan Stanley Investment Management Inc. (“MSIM”). Under normal circumstances, at least 80% of the portfolio’s assets will be invested in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that MSIM believes have strong free cash flow and earnings growth potential or are undervalued. MSIM emphasizes individual security selection.

MSIM may invest up to 10% of the portfolio’s assets in securities of issuers economically tied to emerging markets countries. An issuer generally will be deemed to be economically tied to a country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. Derivative instruments used by the portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The portfolio may invest up to 10% of its total assets in real estate investment trusts (“REITs”).

The portfolio may invest up to 25% of its total assets in securities of foreign issuers, including emerging markets securities, primarily through ownership of depositary receipts.

The portfolio spans both growth and value styles of investing, and is managed by two separate groups at MSIM, a growth team and a value team. Both inflows and outflows will be allocated equally between the two investment styles. In addition, MSIM will rebalance monthly to maintain an equal allocation between the two investment styles. These allocations are non-discretionary.

Growth — The growth team seeks capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets.

The manager seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The manager typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

Value — The value team emphasizes a value style of investing seeking well-established, undervalued companies believed by MSIM to possess the potential for capital growth and income. Portfolio securities are typically sold when MSIM’s assessments of the capital growth and income potential of such securities materially change.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment

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objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica PIMCO Total Return VP: The portfolio's sub-adviser, Pacific Investment Management Company LLC (“PIMCO”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 65% of the portfolio's net assets in fixed-income securities of varying maturities.

The average duration of this portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Index, which as of December 31, 2009, was 4.57 years.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, Fitch, or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of the portfolio's total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging markets countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets. The portfolio may also invest up to 10% of its total assets in preferred stocks.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage-or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica ProFund UltraBear VP: The portfolio invests in derivatives that ProFund Advisors LLC (“ProFund Advisors”), the portfolio’s sub-adviser, believes should have similar daily return characteristics as twice (200%) the inverse (opposite) of the daily return of the Standard & Poor’s 500 Composite Stock Index (the “S&P 500 Index”). The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 500 U.S. operating companies and REITs selected by the S&P U.S. Index Committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis. As of September 30, 2009, the S&P 500 Index included companies with capitalizations between $1.1 billion and $329.7 billion. The average capitalization of the companies comprising the S&P 500 Index was approximately $19.6 billion. The S&P 500 Index is published under the Bloomberg ticket symbol “SPX.” Assets of the portfolio not invested in derivatives will typically be held in money market instruments.

Derivatives - The portfolio invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The portfolio invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the S&P 500 Index. Derivatives include:

• Futures Contracts - Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

• Swap Agreements - Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Money Market Instruments - The portfolio invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the portfolio should hold to approximate the performance of its benchmark. The

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portfolio may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the portfolio in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the portfolio. The portfolio seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the portfolio will seek to position its portfolio so that its exposure to its benchmark is consistent with the portfolio’s investment objective. The impact of the S&P 500 Index’s movements during the day will affect whether the portfolio’s portfolio needs to be re-positioned. For example, if the S&P 500 Index has risen on a given day, net assets of the portfolio should fall, meaning that the portfolio’s exposure will need to be decreased. Conversely, if the S&P 500 Index has fallen on a given day, net assets of the portfolio should rise, meaning the portfolio’s exposure will need to be increased.

The portfolio will concentrate its investment in a particular industry or group of industries to approximately the same extent as the S&P 500 Index is so concentrated.

The portfolio is non-diversified.

Transamerica Small/Mid Cap Value VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's net assets in small- and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion at the time of purchase.

The portfolio generally will invest in small and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM’s security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation, and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company’s products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

The portfolio may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica T. Rowe Price Small Cap VP: The portfolio’s sub-adviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of its net assets in small-cap growth companies.

Small-cap companies are currently defined by the sub-adviser as companies whose market capitalization falls within the range of companies in the Morgan Stanley Capital International U.S. Small Cap Growth Index (“MSCI U.S. Small Cap Growth Index”), which was approximately $42.28 million to $5.52 billion as of December 31, 2009, but the limits will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio’s initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range.

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not, under normal circumstances, constitute more than 50% of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

When a sub-adviser uses a “bottom-up” approach, it looks primarily at individual companies against the context of broader market factors.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a “bottom-up” manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/ earnings or price/book value

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ratios, for example) and projected earnings and sales growth, valuation, capital usage, and earnings quality. T. Rowe Price also considers portfolio risk characteristics in the process of portfolio construction.

While the portfolio normally invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets) or exchange traded funds in pursuit of its investment objective. The portfolio may, but not need, invest in derivatives, including stock index futures and options.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Third Avenue Value VP: The portfolio's sub-adviser, Third Avenue Management LLC (“Third Avenue”), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio's assets in common stocks of U.S. and non-U.S. issuers.

Third Avenue employs an opportunistic, “bottom-up” research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value.

The portfolio invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the portfolio's investment strategies and restrictions.

Third Avenue seeks to invest the portfolio's assets in attractive equity investments, which generally exhibit four essential characteristics:

• Strong Finances — the issuing company has a strong financial position, as evidenced by high-quality assets and a relative absence of significant liabilities.

• Competent Management — the company’s management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

• Understandable Business — comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

• Discount to Private Market Value — the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in high-yield/high-risk fixed-income securities and other types of debt securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

The portfolio is a non-diversified portfolio.

Transamerica U.S. Government Securities VP: The portfolio’s sub-adviser, Transamerica Investment Management, LLC (“TIM”), invests, under normal circumstances, at least 80% of the portfolio’s assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. These securities include:

• U.S. Treasury obligations

• Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities. Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise.

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• Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

• Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

• Investment grade corporate bonds

• Short-term corporate debt securities

• Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

• High yield debt securities (up to 20% of the portfolio’s total assets) so long as they are consistent with the portfolio’s objective (The weighted average maturity of such obligations will generally range from two to ten years.)

• High quality money-market securities

• Debt securities (up to 20% of the portfolio’s total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

• U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio’s total assets)

• Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the creditworthiness of issuers and the rates of interest offered by various issuers.

The portfolio’s sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio’s interest rate exposure, as well as to hedge the portfolio’s investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica WMC Diversified Growth VP: The portfolio invests, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria.

The portfolio’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. Fundamental analysis involves the assessment of a company’s business environment, market share, management, global expansion plans, balance sheet, income statement, anticipated earnings, revenues, and other related measures of value.

Wellington Management continually monitors every company in the portfolio’s portfolio for fundamental attractiveness. The portfolio typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment

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objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica WMC Diversified Growth II VP: The portfolio invests, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria.

The portfolio’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. Fundamental analysis involves the assessment of a company’s business environment, market share, management, global expansion plans, balance sheet, income statement, anticipated earnings, revenues, and other related measures of value.

Wellington Management continually monitors every company in the portfolio’s portfolio for fundamental attractiveness. The portfolio typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

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More On The Risks Of Investing In The Portfolios

Principal Investment Risks: The following provides additional information regarding the risks of investing in the portfolios as described at the front of the prospectus.

Active Investor: A significant portion of assets invested in the portfolio come from professional money managers and investors who use the portfolio as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the portfolio may have a negative impact on the portfolio’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the portfolio’s expense ratio may vary from current estimates or the historical ratio disclosed in this prospectus.

Active Trading: Certain portfolios are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

Asset Allocation: The sub-adviser allocates a portfolio's assets among various underlying portfolios. These allocations may be unsuccessful in maximizing a portfolio's return and/or avoiding investment losses.

Bank Obligations: If a portfolio concentrates in U.S. bank obligations, a portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks’ profitability.

Cash Management and Defensive Investing: Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

Commodities: Because a portfolio may invest in instruments whose performance is linked to the price of an underlying commodity or commodity index, a portfolio may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

Concentration: A portfolio will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the portfolio. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the portfolio will be more susceptible to the risks associated with that industry than a portfolio that does not concentrate its investments.

Convertible Securities: Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

Correlation and Compounding: A number of factors may affect the portfolio’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the portfolio will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the portfolio from achieving its investment objective. The risk of the portfolio not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the portfolio has a single day investment objective, the portfolio’s performance for periods greater than one day is likely to be either greater than or less than the inverse of the index performance times the stated multiple in the portfolio objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases.

Counterparty: The portfolio will be subject to the credit risk(that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the portfolio or held by special purpose or

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structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the portfolio may decline.

Country, Sector or Industry Focus: To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if a portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

Credit: If an obligor for a security held by the portfolio or a counterparty to a financial contract with the portfolio fails to pay, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the portfolio could decline. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the portfolio invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. The portfolio is subject to greater levels of credit risk to the extent it invests in junk bonds. These securities have a higher risk of issuer default and are considered speculative. The portfolio may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

Currency: When a portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, a portfolio's investments in foreign currency denominated securities may reduce the returns of a portfolio.

Currency Hedging: A portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another may remove a portfolio's opportunity to profit from the original currency and involves a risk of increased losses for a portfolio if the sub-adviser’s projection of future exchange rates is inaccurate.

Defensive Investing: Short-term debt securities held by a portfolio for defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If a portfolio holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. In that case, the portfolio would not earn income on the cash and the portfolio's yield would go down. If a significant amount of the portfolio's assets are used for defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

Derivatives: The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. A portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of a portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on a portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by a portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of a portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. A portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. A portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

Early Close/Late Close/Trading Halt: An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the portfolio being unable to buy or sell certain securities or derivatives. In such circumstances, the portfolio may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Emerging Markets: Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks. In addition, the risks associated with investing in emerging markets are often greater than investing in developed

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foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

Equity and Market: The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the portfolio to decrease.

Equity Securities: Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Exchange Traded Funds (“ETFs”): ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. ETFs typically seek to track an index, a commodity or a basket of assets like an index fund, but trade like a stock on an exchange. An investment in an ETF generally presents the same primary risks as an investment in a conventional portfolio (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) an active trading market for an ETF’s share may not develop or be maintained; or (iii) trading of an ETF’s share may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Fixed-Income Securities: The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

• market risk: fluctuations in market value

• interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

• prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing a portfolio to reinvest in lower yielding securities

• extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

• default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. A portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If a portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, a portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by a portfolio, or if an issuer of such a security has difficulty meeting its obligations, a portfolio may become the holder of a restructured security or of underlying assets. In that case, a portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Focused Investing: To the extent a portfolio invests in a limited number of issuers, its performance may be more volatile than portfolios that hold a greater variety of securities.

Foreign Securities: Investments in foreign securities, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

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• different accounting and reporting practices

• less information available to the public

• less (or different) regulation of securities markets

• more complex business negotiations

• less liquidity

• more fluctuations in prices

• delays in settling foreign securities transactions

• higher costs for holding shares (custodial fees)

• higher transaction costs

• vulnerability to seizure and taxes

• political or financial instability and small markets

• different market trading days

Geographic: Because a portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, a portfolio's performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically-diversified funds.

Growth Stocks: Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

Hard Assets: A portfolio is subject to risks associated with investing indirectly in hard assets, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. A portfolio's indirect investments in hard assets may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies.

High-Yield Debt Securities: High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

Hybrid Instruments: Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, commodities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose a portfolio to leverage risks or carry liquidity risks.

Increase in Expenses: Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

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Interest Rate: Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security tends to fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Inflation protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Interest Rate (Transamerica Money Market VP): The interest rates on short-term obligations held in a fund’s portfolio will vary, rising or falling with short-term interest rates generally. A portfolio's yield will tend to lag behind general changes in interest rates.

The ability of a portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

Inverse Correlation: Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

Investing Aggressively: The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

• Rights, options and futures contracts may not be exercised and may expire worthless.

• Warrants and rights may be less liquid than stocks.

• Use of futures and other derivatives may make a portfolio more volatile.

Investment Companies: To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds (“ETFs”), it bears its pro rata share of these investment companies’ expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

Leveraging: When a portfolio engages in transactions that have a leveraging effect on it, the value of the portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of a portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than a portfolio would otherwise have. A portfolio may take on leveraging risk by, among other things, engaging in derivative, when-issued, delayed-delivery, forward commitment or forward roll transactions or reverse repurchase agreements. Engaging in such transactions may cause a portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Liquidity: Liquidity risk exists when particular investments are difficult to sell. Although most of a portfolio's securities must be liquid at the time of investment, securities may become illiquid after purchase by a portfolio, particularly during periods of market turmoil. When a portfolio holds illiquid investments, a portfolio may be harder to value, especially in changing markets, and if a portfolio is forced to sell these investments to meet redemptions or for other cash needs, a portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain securities, a portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

Loans: A portfolio may invest in certain commercial loans, including loans generally known as “syndicated bank loans,” by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet a portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution’s interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect a portfolio.

Market: The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due

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to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The fund may experience a substantial or complete loss on any individual security.

Medium-Sized Companies: Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Mid Cap Securities: The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Money Market Funds: An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.

Mortgage-Related Securities: Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.

Non-Diversification: Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because a portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

Portfolio Selection: The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, quality, relative yield, value or market trends affecting a particular security, industry or sector, or about interest rates, is incorrect.

Portfolio Turnover: A portfolio may engage in a significant number of short-term transactions, which may adversely affect a portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for a portfolio. A portfolio ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income when distributed to shareholders.

Preferred Stock: Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company’s common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.

Prepayment or Call: Borrowers may pay back principal before the scheduled due date. Borrowers may find it advantageous to prepay principal due to a decline in interest rates or an excess in cash flow. Such prepayments may require the portfolio to replace a corporate loan, corporate debt security or other investment with a lower yielding security. This may adversely affect the portfolio's net asset value.

Real Estate Investment Trusts (“REITS”): Equity REITs can be affected by any changes in the value of the properties owned. A REIT’s performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

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Real Estate Securities: Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks may include, without limitation:

• declining real estate value

• risks relating to general and local economic conditions

• over-building

• increased competition for assets in local and regional markets

• increases in property taxes

• increases in operating expenses or interest rates

• change in neighborhood value or the appeal of properties to tenants

• insufficient levels of occupancy

• inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

Redemption (Transamerica Money Market VP): The portfolio may experience periods of heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the portfolio could have an adverse impact on the remaining shareholders in the portfolio. In addition, the portfolio may suspend redemptions when permitted by applicable regulations.

Repurchase Agreements: Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. If the other party to a repurchase agreement defaults on its obligation, a portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, a portfolio could lose money.

Rule 144A Securities: “Rule 144A” securities are securities that are not registered for sale to the public and thus are considered “restricted.” They may only be resold to certain qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by a portfolio could adversely affect the marketability of such security and a portfolio might be unable to dispose of such security promptly or at reasonable prices.

Short Sales: A short sale may be effected by selling a security that a portfolio does not own. In order to deliver the security to the purchaser, a portfolio borrows the security, typically from a broker-dealer or an institutional investor. A portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, a portfolio would incur a loss; conversely, if the price declines, a portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. A portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if a portfolio held only long positions. A portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected “against the box” if, at all times when the short position is open, a portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that a portfolio were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, a portfolio would forego the potential realization of the increased value of the shares sold short.

Smaller Companies: Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Small- or Medium-Sized Companies: Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies,

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generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Sovereign Debt: Sovereign debt instruments, which are debt obligations issued or guaranteed by a foreign governmental entity, are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on debt that it has issued or guaranteed, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, relationships with other lenders such as commercial banks, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or it may ask for forgiveness of interest or principal on its existing debt. On the other hand, a governmental entity may be unwilling to renegotiate the terms of its sovereign debt. There may be no established legal process for a U.S. bondholder (such as the fund) to enforce its rights against a governmental entity that does not fulfill its obligations, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Stocks: Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks a fund holds fluctuate in price, the value of your investment in a portfolio will go up and down.

Tactical Asset Allocation: The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using asset management styles, including those based on fundamental analysis or strategic asset allocation. The sub-adviser’s evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that under perform other securities.

The management process might also result in the portfolio having exposure to asset classes, countries or regions, or industries or groups of industries that underperform other management styles. In addition, the portfolio’s risk profile with respect to particular asset classes, countries and regions, and industries may change at any time based on the sub-adviser’s allocation decisions.

Tax: In order to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code, the portfolio must meet certain requirements regarding, among other things, the source of its income. Any income the portfolio derives from investments in certain hard asset ETFs, such as commodity ETFs, must be limited to a maximum of 10% of the fund’s gross income. If the portfolio fails to qualify as a RIC, the portfolio will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the portfolio's earnings and profits. If the portfolio were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the portfolio would be subject to the risks of diminished returns.

Underlying Funds or Portfolios: Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Funds” section of the fund’s prospectus identifies certain risks of each underlying portfolio.

U.S. Government Agency Obligations: Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.

Valuation: Many factors may influence the price at which the portfolio could sell any particular portfolio investment. The sales price may well differ--higher or lower--from the portfolio's last valuation, and such differences could be significant, particularly for illiquid securities, securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the portfolio may value these investments using

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more subjective methods, such as fair value methodologies. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the portfolio had not fair-valued the security or had used a different valuation methodology.

Value Investing: The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. A portfolio may underperform other equity funds that use different investing styles. A portfolio may also underperform other equity funds using the value style.

Warrants and Rights: Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

Yield (Transamerica Money Market VP): The amount of income paid to you by the portfolio will go up or down depending on day-to-day variations in short-term interest rates. When interest rates are very low, the portfolio's expenses could absorb all or a significant portion of the portfolio's income. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the portfolio's yield.

Zero Coupon Bonds – Zero coupon bonds pay no interest during the life of the obligation but trade at prices below their stated maturity value. Although these securities lock in a rate of return to maturity, they may be subject to greater fluctuations in market value than securities that pay interest periodically.

Please note that there are other factors that could adversely affect your investment in a portfolio and that could prevent the portfolio from achieving its investment objective. More information about risks appears in the Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

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SHAREHOLDER INFORMATION

Investment Adviser

Transamerica Series Trust's Board of Trustees is responsible for overseeing the management and business affairs of Transamerica Series Trust (“TST”). It oversees the operation of TST by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of TST is contained in the Statement of Additional Information (“SAI”).

Transamerica Asset Management, Inc. (“TAM”), located at 570 Carillon Parkway, St. Petersburg, FL 33716, serves as investment adviser for TST. The investment adviser hires investment sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each portfolio's sub-adviser. The investment adviser also monitors the sub-advisers’ buying and selling of portfolio securities and administration of the portfolios. For these services, TAM is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

AEGON USA Investment Management, LLC and Transamerica Investment Management, LLC are affiliates of TAM and TST.

Information contained in this prospectus may apply to portfolios of TST not offered in your policy or contract.

The portfolios may rely on an Order from the SEC (Release IC- 23379 dated August 5, 1998) that permits Transamerica Series Trust and its investment adviser, TAM, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on subadvisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

Advisory Fees

TAM receives compensation from each portfolio, calculated daily and paid monthly, based on an annual percentage of each portfolio's average daily net assets.

Advisory Fees Paid in 2009

For the fiscal year ended December 31, 2009, each portfolio paid the following advisory fee as a percentage of the portfolio's average daily net assets:

Name of Portfolio	Percentage
Transamerica AEGON High Yield Bond VP1	0.71%
Transamerica Asset Allocation – Conservative VP	0.10%
Transamerica Asset Allocation – Growth VP	0.10%
Transamerica Asset Allocation – Moderate VP	0.10%
Transamerica Asset Allocation – Moderate Growth VP	0.10%
Transamerica Balanced VP2	0.80%
Transamerica BlackRock Global Allocation VP3	0.00%
Transamerica BlackRock Large Cap Value VP4	0.78%
Transamerica BlackRock Tactical Allocation VP	0.10%
Transamerica Clarion Global Real Estate Securities VP	0.79%
Transamerica Convertible Securities VP	0.75%
Transamerica Diversified Equity VP5	0.75%
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Name of Portfolio	Percentage
Transamerica Efficient Markets VP	0.42%
Transamerica Federated Market Opportunity VP	0.75%
Transamerica Focus VP	0.80%
Transamerica Foxhall Emerging Markets/Pacific Rim VP	0.90%
Transamerica Foxhall Global Conservative VP	0.90%
Transamerica Foxhall Global Growth VP	0.90%
Transamerica Foxhall Global Hard Asset VP	0.90%
Transamerica Growth Opportunities VP	0.80%
Transamerica Hanlon Balanced VP	0.90%
Transamerica Hanlon Growth VP	0.90%
Transamerica Hanlon Growth and Income VP	0.90%
Transamerica Hanlon Managed Income VP	0.90%
Transamerica Index 35 VP	0.32%
Transamerica Index 50 VP	0.31%
Transamerica Index 75 VP	0.30%
Transamerica Index 100 VP	0.32%
Transamerica International Moderate Growth VP	0.10%
Transamerica Jennison Growth VP6	0.79%
Transamerica JPMorgan Core Bond VP	0.45%
Transamerica JPMorgan Enhanced Index VP	0.74%
Transamerica JPMorgan Mid Cap Value VP	0.83%
Transamerica MFS International Equity VP7	0.91%
Transamerica Money Market VP	0.35%
Transamerica Morgan Stanley Active International Allocation VP	0.85%
Transamerica Morgan Stanley Mid-Cap Growth VP	0.80%
Transamerica Multi Managed Large Cap Core VP	0.75%
Transamerica PIMCO Total Return VP	0.63%
Transamerica ProFund UltraBear VP	0.85%
Transamerica Small/Mid Cap Value VP	0.80%
Transamerica T. Rowe Price Small Cap VP	0.75%
Transamerica Third Avenue Value VP	0.80%
Transamerica U.S. Government Securities VP	0.55%
Transamerica WMC Diversified Growth VP	0.72%
Transamerica WMC Diversified Growth II VP	0.30%

1 Effective November 20, 2009, the advisory fee for the portfolio is 0.64% of the first $750 million of average daily net assets; and 0.60% of average daily net assets in excess of $750 million. Prior to November 20, 2009, the advisory fee for the portfolio was 0.715% of the first $250 million of average daily net assets; 0.71% of average daily net assets over $250 million up to $750 million; 0.68% of average daily net assets over $750 million up to $1 billion; and 0.67% of average daily net assets in excess of $1 billion.

2 Effective April 30, 2010, the advisory fee for the portfolio is 0.75% of the first $500 million of average daily net assets; 0.65% of average daily net assets over $500 million up to $1 billion; and 0.60% of average daily net assets in excess of $1 billion. Prior to that time, the advisory fee for the portfolio was 0.80% of the first $250 million of average daily net assets; 0.75% of average daily net assets over $250 million up to $500 million; 0.70% of average daily net assets over $500 million up to $1.5 billion; and 0.625% of average daily net assets in excess of $1.5 billion.

3 TAM currently waives its investment advisory fee.

4 Effective November 20, 2009, the advisory fee for the portfolio is 0.80% of the first $250 million of average daily net assets; 0.775% of average daily net assets over $250 million up to $750 million; 0.75% of average daily net assets over $750 million up to $1 billion; 0.65% of average daily net assets over $1 billion up to $2 billion; and 0.625% of average daily net assets in excess of $2 billion. Prior to November 20, 2009, the advisory fee for the portfolio was 0.80% of the first $250 million of average daily net assets; 0.775% of average daily net assets over $250 million up to $750 million; and 0.75% of average daily net assets in excess of $750 million.

5 Effective April 30, 2010, the advisory fee for the portfolio is 0.73% of the first $500 million of average daily net assets; 0.70% of average daily net assets over $500 million up to $2.5 billion; and 0.65% of average daily net assets in excess of $2.5 billion. Prior to that time, the advisory fee for the portfolio was 0.75% of the first $500 million of average daily net assets; 0.725% of average daily net assets over $500 million up to $1.5 billion; and 0.70% of average daily net assets in excess of $1.5 billion.

6 Effective April 30, 2010, the advisory fee for the portfolio is 0.80% of the first $250 million of average daily net assets; 0.75% of average daily net assets over $250 million up to $500 million; 0.70% of average daily net assets over $500 million up to $1 billion; and 0.60% of average daily net assets in excess of $1 billion. Prior to that time, the advisory fee for the portfolio was 0.80% of the first $250 million of average daily net assets; 0.775% of average daily net assets over $250 million up to $500 million; 0.70% of average daily net assets over $500 million up to $1 billion; 0.675% of average daily net assets over $1 billion up to $1.5 billion; and 0.65% of average daily net assets in excess of $1.5 billion.

7 Effective August 1, 2009, the advisory fee for the portfolio is 0.90% of the first $250 million of average daily net assets; 0.875% of average daily net assets over $250 million up to $500 million; 0.85% of average daily net assets over $500 million up to $1 billion; and 0.80% of average daily net assets in excess of $1 billion. Prior to August 1, 2009, the advisory fee for the portfolio was 0.925% of the first $250 million of average daily net assets; 0.90% of average daily net assets over $250 million up to $500 million; 0.85% of average daily net assets over $500 million up to $1 billion; and 0.80% of average daily net assets in excess of $1 billion.

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A discussion regarding the Board of Trustees’ approval of the advisory arrangements for Transamerica AEGON High Yield Bond VP, Transamerica Focus VP, Transamerica Foxhall Emerging Markets/Pacific Rim VP, Transamerica Foxhall Global Conservative VP, Transamerica Foxhall Global Growth VP, Transamerica Foxhall Global Hard Asset VP, Transamerica Index 35 VP, and Transamerica Index 100 VP is available in each portfolio's annual report for the fiscal year ended December 31, 2009. A discussion regarding the Board of Trustees’ approval for each of the other portfolios, except Transamerica Diversified Equity VP, Transamerica Efficient Markets VP, Transamerica WMC Diversified Growth VP and Transamerica WMC Diversified Growth II VP, is available in each portfolio’s semi-annual report for the fiscal period ended June 30, 2009. A discussion regarding the Board of Trustees’ approval for those portfolios will be available in each portfolio’s semi-annual report for the fiscal period ending June 30, 2010.

Portfolio Construction Manager

Morningstar Associates, LLC (“Morningstar”), 22 West Washington Street, Chicago, IL 60602, is the portfolio construction manager for the portfolios listed below.

Transamerica Asset Allocation – Conservative VP

Transamerica Asset Allocation – Growth VP

Transamerica Asset Allocation – Moderate Growth VP

Transamerica Asset Allocation – Moderate VP

Transamerica International Moderate Growth VP

Pursuant to an Asset Allocation Management Agreement between TAM and Morningstar, the portfolio construction manager will make the portfolios’ investment decisions, determine what portion of each asset allocation portfolio should be in the underlying portfolios and what portion, if any, should be held in U.S. Government securities, short-term commercial paper or other assets such as cash.

Portfolio Construction Manager Compensation

For the fiscal year ended December 31, 2009, the portfolio construction manager received the following fees as a percentage of a portfolio’s average daily net assets:

Transamerica Asset Allocation – Conservative VP 0.10%

Transamerica Asset Allocation – Growth VP 0.10%

Transamerica Asset Allocation – Moderate Growth VP 0.10%

Transamerica Asset Allocation – Moderate VP 0.10%

Transamerica International Moderate Growth VP 0.10%

Portfolio Construction Team

Each of the above listed portfolios are managed by a portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. The SAI provides additional information about the portfolio construction team’s compensation, other accounts managed by the portfolio construction team, and the portfolio construction team’s ownership in each portfolio.

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jon Hale, CFA/2006	Co-Portfolio Manager	Morningstar	Senior Consultant
Maciej Kowara, CFA/2006	Co-Portfolio Manager	Morningstar	Research & Development Consultant
Jeff McConnell, CFA/2006	Co-Portfolio Manager	Morningstar	Senior Consultant
Michael Stout, CFA/2006	Co-Portfolio Manager	Morningstar	Senior Consultant
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Sub-Advisers

The name and address of the sub-advisers are listed below. Pursuant to Investment Sub-advisory Agreements between TAM and each sub-adviser on behalf of the respective portfolios, each sub-adviser shall make investment decisions, buy and sell securities for the portfolios, conduct research that leads to these purchase and sale decisions, and pay broker-dealers a commission for these trades (which can include payments for research and brokerage services).

The sub-advisers listed below receive compensation, calculated daily and paid monthly, from TAM. For the fiscal year ended December 31, 2009, the sub-advisers received the following sub-advisory fees as a percentage of a portfolio's average daily net assets:

Portfolio	Sub-Advisory Fee	Name and Address of Sub-Adviser
Transamerica AEGON High Yield Bond VP1 Transamerica Efficient Markets VP Transamerica Index 35 VP Transamerica Index 50 VP Transamerica Index 75 VP Transamerica Index 100 VP	0.25% 0.12% 0.12% 0.11% 0.10% 0.12%	AEGON USA Investment Management, LLC (“AUIM”) 4333 Edgewood Road NE Cedar Rapids, IA 52499
Transamerica BlackRock Tactical Allocation VP	0.10%	BlackRock Financial Management, Inc. (“BlackRock”) 55 East 52nd Street New York, NY 10055
Transamerica BlackRock Large Cap Value VP2	0.32%	BlackRock Investment Management, LLC (“BlackRock”) 800 Scudders Mill Road Plainsboro, NJ 08536
Transamerica Clarion Global Real Estate Securities VP	0.39%	ING Clarion Real Estate Securities, LLC (“Clarion”) 201 King of Prussia Road Suite 600 Radnor, PA 19087
Transamerica Federated Market Opportunity VP	0.28%	Federated Equity Management Company of Pennsylvania (“Federated”) 1001 Liberty Avenue Pittsburgh, PA 15222
Transamerica Foxhall Emerging Markets/Pacific Rim VP Transamerica Foxhall Global Conservative VP Transamerica Foxhall Global Growth VP Transamerica Foxhall Global Hard Asset VP	0.45% 0.45% 0.45% 0.45%	Foxhall Capital Management, Inc. (“Foxhall”) 35 Old Tavern Road 2nd Floor Orange, CT 06477
Transamerica Hanlon Balanced VP Transamerica Hanlon Growth VP Transamerica Hanlon Growth and Income VP Transamerica Hanlon Managed Income VP	0.45% 0.45% 0.45% 0.45%	Hanlon Investment Management, Inc. (“Hanlon”) 3393 Bargaintown Road, Suite 200 Egg Harbor Township, NJ 08234
Transamerica Jennison Growth VP	0.35%	Jennison Associates LLC (“Jennison”) 466 Lexington Avenue New York, NY 10017
Transamerica JPMorgan Core Bond VP Transamerica JPMorgan Enhanced Index VP Transamerica JPMorgan Mid Cap Value VP	0.20% 0.30% 0.40%	J.P. Morgan Investment Management Inc. (“JPMorgan”) 245 Park Avenue New York, NY 10167
Transamerica MFS International Equity VP3	0.45%	MFS® Investment Management (“MFS”) 500 Boylston Street Boston, MA 02116
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Portfolio	Sub-Advisory Fee	Name and Address of Sub-Adviser
Transamerica Morgan Stanley Active International Allocation VP Transamerica Multi Managed Large Cap Core VP	0.45% 0.30%	Morgan Stanley Investment Management Inc. (“MSIM”) 522 Fifth Avenue New York, NY 10036
Transamerica Morgan Stanley Mid-Cap Growth VP	0.40%	Van Kampen Asset Management (“VKAM”) 522 Fifth Avenue New York, NY 10036
Transamerica PIMCO Total Return VP4	0.25%	Pacific Investment Management Company LLC (“PIMCO”) 840 Newport Center Drive Newport Beach, CA 92660
Transamerica ProFund UltraBear VP	0.40%	ProFund Advisors LLC 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814
Transamerica Third Avenue Value VP	0.40%	Third Avenue Management LLC (“Third Avenue”) 622 Third Avenue 32nd Floor New York, NY 10017

Transamerica Balanced VP

Transamerica Convertible Securities VP

Transamerica Diversified Equity VP5

Transamerica Focus VP

Transamerica Growth Opportunities VP

Transamerica Money Market VP

Transamerica Small/Mid Cap Value VP

Transamerica U.S. Government

Securities VP

	0.35% 0.35% 0.31% 0.41% 0.37% 0.15% 0.38% 0.15%	Transamerica Investment Management, LLC (“TIM”) 11111 Santa Monica Boulevard Suite 820 Los Angeles, CA 90025
Transamerica T. Rowe Price Small Cap VP	0.35%	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202
Transamerica WMC Diversified Growth VP6 Transamerica WMC Diversified Growth II VP7	0.31% 0.30%	Wellington Management Company, LLP (“Wellington Management”) 75 State Street Boston, MA 02109

1 Includes fees paid to the portfolio’s previous sub-adviser. Effective November 20, 2009, the sub-advisory fee for the portfolio was 0.28% of the first $400 million of average daily net assets; 0.25% of average daily net assets over $400 million up to $750 million; and 0.20% of average daily net assets in excess of $750 million. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica AEGON High Yield Bond, a series of Transamerica Funds, also managed by the sub-adviser. Prior to November 20, 2009, the sub-advisory fee for the portfolio was 0.315% of the first $250 million of average daily net assets; 0.30% of average daily net assets over $250 million up to $750 million; 0.27% of average daily net assets over $750 million up to $1 billion; and 0.25% of average daily net assets in excess of $1 billion.

2 Effective November 20, 2009, the sub-advisory fee for the portfolio is 0.35% of the first $250 million of average daily net assets; 0.325% of average daily net assets over $250 million up to $750 million; 0.30% of average daily net assets over $750 million up to $1 billion; and 0.25% of average daily net assets in excess of $1 billion. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica BlackRock Large Cap Value, a series of Transamerica Funds, also managed by the sub-adviser. Prior to November 20, 2009, the sub-advisory fee for the portfolio was 0.35% of the first $250 million of average daily net assets; 0.325% of average daily net assets over $250 million up to $750 million; and 0.30% of average daily net in excess of $750 million.

3 Effective August 1, 2009, the sub-advisory fee for the portfolio is 0.45% of the first $250 million of average daily net assets; 0.425% of average daily net assets over $250 million up to $500 million; 0.40% of average daily net assets over $500 million up to $1 billion; and 0.375% of average daily net assets in excess of $1 billion. Prior to August 1, 2009, the sub-advisory fee for the portfolio was 0.475% of the first $500 million of average daily net assets; 0.45% of average daily net assets over $500 million up to $1 billion; and 0.40% of average daily net assets in excess of $1 billion.

4 Effective July 1, 2009, the sub-advisory fee for the portfolio is 0.25% of the first $1 billion of average daily net assets; and 0.225% of average daily net assets over $1 billion, only when PIMCO sub-advised assets exceed $3 billion on an aggregate basis. For the purpose of determining the $3 billion aggregate assets, the average daily net assets will be determined on a combined basis with Transamerica PIMCO Total Return VP, Transamerica PIMCO Total Return, and Transamerica PIMCO Real Return TIPS. If aggregate assets exceed $3 billion, then the calculation of sub-advisory fees will be based on the combined average daily net assets of Transamerica PIMCO Total Return VP and Transamerica PIMCO Total Return. Prior to July 1, 2009, the sub-advisory fee for the portfolio was 0.25% of average daily net assets.

5 Fees were paid to the portfolio’s previous sub-adviser. Effective May 1, 2010, the sub-advisory fee for the portfolio is 0.35% of the first $500 million of average daily net assets; 0.30% of average daily net assets over $500 million up to $2.5 billion; and 0.25% of average daily net in excess of $2.5 billion, less 50% of any amount reimbursed pursuant to the portfolio’s expense limitation. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Diversified Equity, a series of Transamerica Funds, also managed by the sub-adviser. Prior to May 1, 2010, the co-sub-advisory fee for the portfolio was 0.31% of the first $500 million of average daily net assets; 0.275% of average daily net assets over $500 million up to $1.5 billion; and 0.28% of average daily net in excess of $1.5 billion. A portion of the sub-advisory fee was paid to a prior co-manager based on their portion of managed assets as follows: 0.40% of the first $500 million of average daily net assets; 0.375% of average daily net assets over $500 million up to $1.5 billion; and 0.35% of average daily net assets in excess of $1.5 billion.

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6  Fees were paid to the portfolio’s previous sub-adviser. Effective April 9, 2010, the sub-advisory fee for the portfolio is 0.28% of the first $2 billion of average daily net assets; 0.25% of average daily net assets over $2 billion up to $5 billion; and 0.225% of average daily net assets in excess $5 billion. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica WMC Diversified Growth, Transamerica WMC Diversified Growth VP, Transamerica WMC Diversified Growth II VP and the portion of the assets of the Transamerica Partners Large Growth Portfolio that are sub-advised by Wellington Management. Prior to April 9, 2010, the sub-advisory fee for the portfolio was 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion.

7 Fees were paid to the portfolio’s previous sub-adviser. Effective April 9, 2010, the sub-advisory fee for the portfolio is 0.28% of the first $2 billion of average daily net assets; 0.25% of average daily net assets over $2 billion up to $5 billion; and 0.225% of average daily net assets in excess $5 billion. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica WMC Diversified Growth, Transamerica WMC Diversified Growth VP, Transamerica WMC Diversified Growth II VP and the portion of the assets of the Transamerica Partners Large Growth Portfolio that are sub-advised by Wellington Management. Prior to April 9, 2010, the sub-advisory fee for the portfolio was 0.30% of the portfolio’s average daily net assets.

Portfolio Manager(s)

The following portfolios are managed by portfolio manager(s). The SAI provides additional information about the portfolio manager(s)’ compensation, other accounts managed by the portfolio manager(s), and the portfolio manager(s)’ ownership in each portfolio.

Transamerica AEGON High Yield Bond VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Bradley J. Beman, CFA, CPA/2009	Portfolio Manager	AUIM	Senior Vice President, Director – High Yield
Kevin Bakker, CFA/2009	Portfolio Manager	AUIM	High Yield Portfolio Manager
Benjamin D. Miller, CFA/2009	Portfolio Manager	AUIM	High Yield Portfolio Manager

Transamerica Balanced VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Kirk J. Kim/2008	Portfolio Manager (Lead-Equity)	TIM	Principal, Deputy Chief Investment Officer, Portfolio Manager
John D. Lawrence, CFA/2009	Portfolio Manager (Co-Equity)	TIM	Principal, Portfolio Manager
Gary U. Rollé, CFA/1994	Portfolio Manager (Co-Equity)*	TIM	Principal, Managing Director, Chief Executive Officer, Chief Investment Officer
Greg D. Haendel, CFA/2008	Portfolio Manager (Lead-Fixed)	TIM	Principal, Portfolio Manager
Derek S. Brown, CFA/2008	Portfolio Manager (Co-Fixed)	TIM	Principal, Director of Fixed Income, Portfolio Manager
Brian W. Westhoff, CFA/2008	Portfolio Manager (Co-Fixed)	TIM	Principal, Portfolio Manager

* Mr. Rollé will be a co-portfolio manager through June 30, 2010. In July he will no longer have official portfolio management responsibilities, but he will continue in the capacity of advisory consultant until the end of 2010.

Transamerica BlackRock Global Allocation VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Dennis Stattman/2009	Senior Portfolio Manager	BlackRock	Managing Director
Dan Chamby/2009	Associate Portfolio Manager	BlackRock	Managing Director
Romualdo Roldan/2009	Associate Portfolio Manager	BlackRock	Managing Director

Transamerica BlackRock Large Cap Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Robert C. Doll, Jr., CFA/2004	Senior Portfolio Manager	BlackRock	Vice Chairman, Chief Equity Strategist
Daniel Hanson, CFA/2008	Associate Portfolio Manager	BlackRock	Managing Director
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Transamerica BlackRock Tactical Allocation VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Phil Green/2009	Managing Director	BlackRock	Lead Portfolio Manager, Portfolio Co-Manager
Michael Huebsch/2009	Managing Director	BlackRock	Lead Portfolio Manager

Transamerica Clarion Global Real Estate Securities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Steven D. Burton, CFA/2002	Portfolio Manager	Clarion	Managing Director
T. Ritson Ferguson, CFA/2002	Portfolio Manager	Clarion	Chief Investment Officer
Joseph P. Smith, CFA/2002	Portfolio Manager	Clarion	Managing Director

Transamerica Convertible Securities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Kirk J. Kim/2002	Portfolio Manager (Lead)	TIM	Principal, Deputy Chief Investment Officer, Portfolio Manager
Peter O. Lopez/2002	Portfolio Manager (Co)	TIM	Principal, President, Director of Research, Portfolio Manager

Transamerica Diversified Equity VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Edward S. Han/2010	Portfolio Manager (Lead)	TIM	Principal, Portfolio Manager
Gary U. Rollé, CFA/2009	Portfolio Manager (Co)*	TIM	Principal, Managing Director, Chief Executive Officer, Chief Investment Officer
Peter O. Lopez/2009	Portfolio Manager (Co)	TIM	Principal, President, Director of Research, Portfolio Manager

* Mr. Rollé will be a co-portfolio manager through June 30, 2010. In July he will no longer have official portfolio management responsibilities, but he will continue in the capacity of advisory consultant until the end of 2010.

Transamerica Efficient Markets VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2008	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Federated Market Opportunity VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Steven J. Lehman, CFA/1994	Senior Portfolio Manager	Federated	Vice President and Senior Vice President
Dana L. Meissner, CFA/2009	Portfolio Manager	Federated	Vice President and Senior Investment Analyst
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Transamerica Focus VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Edward S. Han/2009	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager
Kirk J. Kim/2009	Portfolio Manager (Co)	TIM	Principal, Deputy Chief Investment Officer, Portfolio Manager
Joshua D. Shaskan, CFA/2009	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager

Transamerica Foxhall Emerging Markets/Pacific Rim VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Foxhall Global Conservative VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Foxhall Global Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Foxhall Global Hard Asset VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Growth Opportunities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Edward S. Han/2005	Portfolio Manager (Lead)	TIM	Principal, Portfolio Manager
John J. Huber, CFA/2005	Portfolio Manager (Lead)	TIM	Principal, Director of Equity
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Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Process and Risk Management, Portfolio Manager

Transamerica Hanlon Balanced VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Hanlon Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Hanlon Growth and Income VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Hanlon Managed Income VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Index 35 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2009	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Index 50 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2008	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Index 75 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2008	Portfolio Manager	AUIM	Senior Vice President and
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Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Senior Portfolio Manager

Transamerica Index 100 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2009	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Jennison Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Michael A. Del Balso/2009	Portfolio Manager	Jennison	Managing Director and Director of Research for Growth Equity
Kathleen A. McCarragher/2000	Portfolio Manager	Jennison	Managing Director and Head of Growth Equity
Spiros “Sig” Segalas/2009	Portfolio Manager	Jennison	Director, President and Chief Investment Officer

Transamerica JPMorgan Core Bond VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Douglas S. Swanson/2007	Portfolio Manager	JPMorgan	Managing Director and Portfolio Manager

Transamerica JPMorgan Enhanced Index VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Terance Chen/1997	Vice President	JPMorgan	Portfolio Manager
Raffaele Zingone/1997	Portfolio Manager	JPMorgan	Portfolio Manager

Transamerica JPMorgan Mid Cap Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jonathan K.L. Simon/2004	Portfolio Manager	JPMorgan	Portfolio Manager and Chief Investment Officer (US Value)
Lawrence Playford, CFA/2004	Portfolio Manager	JPMorgan	Vice President and Research Analyst
Gloria Fu, CFA/2006	Portfolio Manager	JPMorgan	Vice President and Research Analyst

Transamerica MFS International Equity VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Daniel Ling/2009	Portfolio Manager	MFS	Investment Officer, Investment Manager, Lion Capital Management, Singapore
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Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Marcus L. Smith/2006	Portfolio Manager	MFS	Investment Officer

Transamerica Morgan Stanley Active International Allocation VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Ann D. Thivierge/2002	Portfolio Manager	MSIM	Managing Director

Transamerica Morgan Stanley Mid-Cap Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Dennis P. Lynch/2002	Lead Portfolio Manager	VKAM	Managing Director
David S. Cohen/2002	Portfolio Manager	VKAM	Managing Director
Sam G. Chainani/2004	Portfolio Manager	VKAM	Managing Director
Alexander T. Norton/2005	Portfolio Manager	VKAM	Executive Director
Jason C. Yeung/2007	Portfolio Manager	VKAM	Executive Director
Armistead B. Nash/2008	Portfolio Manager	VKAM	Executive Director

Transamerica Multi Managed Large Cap Core VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Dennis P. Lynch/2002	Lead Portfolio Manager	MSIM	Managing Director
David S. Cohen/2002	Portfolio Manager	MSIM	Managing Director
Sam G. Chainani/2004	Portfolio Manager	MSIM	Managing Director
Alexander T. Norton/2005	Portfolio Manager	MSIM	Executive Director
Jason C. Yeung/2007	Portfolio Manager	MSIM	Executive Director
Armistead B. Nash/2008	Portfolio Manager	MSIM	Executive Director
Kevin Holt/2004	Co-Lead Portfolio Manager	MSIM	Managing Director
Jason Leder/2004	Co-Lead Portfolio Manager	MSIM	Managing Director
Devin Armstrong/2007	Portfolio Manager	MSIM	Executive Director
James Warwick/2007	Portfolio Manager	MSIM	Executive Director

Transamerica PIMCO Total Return VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Chris P. Dialynas/2008	Portfolio Manager	PIMCO	Managing Director

Transamerica ProFund UltraBear VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Todd B. Johnson/2009	Lead Portfolio Manager	ProFund Advisors	Chief Investment Officer
Howard S.Rubin/2009	Portfolio Manager	ProFund Advisors	Director, Portfolio Manager
Robert M. Parker/2009	Portfolio Manager	ProFund Advisors	Senior Portfolio Manager
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Transamerica Small/Mid Cap Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeffrey J. Hoo, CFA/2008	Portfolio Manager (Lead)	TIM	Principal, Portfolio Manager
Joshua D. Shaskan, CFA/2008	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager
Thomas E. Larkin, III/2008	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager, Senior Securities Analyst

Transamerica T. Rowe Price Small Cap VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sudhir Nanda, CFA/2006	Portfolio Manager	T. Rowe Price	Vice President and Portfolio Chairman

Transamerica Third Avenue Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Curtis R. Jensen/1998	Co-Portfolio Manager	Third Avenue	Co-Chief Investment Officer
Yang Lie/2008	Co-Portfolio Manager	Third Avenue	Director of Research
Kathleen K. Crawford/2007	Assistant Portfolio Manager	Third Avenue	Research Analyst

Transamerica U.S. Government Securities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Derek S. Brown, CFA/2005	Portfolio Manager (Lead)	TIM	Principal, Director of Fixed Income, Portfolio Manager
Greg D. Haendel, CFA/2003	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager

Transamerica WMC Diversified Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul E. Marrkand, CFA/2010	Portfolio Manager	Wellington Management	Senior Vice President and Equity Portfolio Manager

Transamerica WMC Diversified Growth II VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul E. Marrkand, CFA/2010	Portfolio Manager	Wellington Management	Senior Vice President and Equity Portfolio Manager
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Disclosure of Portfolio Holdings: A detailed description of the portfolios' policies and procedures with respect to the disclosure of the portfolios' securities is available in the SAI. The portfolios publish all holdings on the website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

Prior Performance for Similar Accounts

Wellington Management - Transamerica WMC Diversified Growth VP and Transamerica WMC Diversified Growth II VP (the “WMC Portfolios”). The performance information shown below represents a composite of the prior performance of certain discretionary accounts (the “Other Accounts”) managed by Wellington Management with substantially similar investment objectives, policies and strategies as the WMC Portfolios. Wellington Management has prepared the historical performance shown for the composite in compliance with the Global Investment Performance Standards. This methodology differs from the guidelines of the Securities and Exchange Commission for calculating performance of mutual funds.

The WMC Portfolios’ actual performance may vary significantly from the past performance of the composite. Differences in asset size and cash flows may result in different security selections, differences in relative weightings of securities or differences in prices paid for particular portfolio holdings. In addition, the Other Accounts were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite.

The composite performance presented below is shown on both a gross and net basis. The net performance results have been adjusted to reflect the operating expenses of Initial and Service Class shares of Transamerica WMC Diversified Growth VP.

The composite performance is not that of the WMC Portfolios, should not be interpreted as indicative of the WMC Portfolios’ future performance, and should not be considered a substitute for the WMC Portfolios’ performance.

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Year-by-Year Total Return as of 12/31 each year (%)

The composite performance in the bar chart below is shown on a gross basis and net of the operating expenses of Transamerica WMC Diversified Growth VP Initial Class shares.

The composite performance in the bar chart below is shown on a gross basis and net of the operating expenses of Transamerica WMC Diversified Growth VP Service Class shares.

Average Annual Total Returns for the period ended 12/31/09

	1 year	5 years	10 years
Wellington Management Diversified Growth Composite (gross of expenses)	38.91%	4.34%	1.13%
Wellington Management Diversified Growth Composite (net of expenses of Transamerica WMC Diversified Growth VP Initial Class shares)	37.84%	3.52%	0.34%
Wellington Management Diversified Growth Composite (net of expenses of Transamerica WMC Diversified Growth VP Service Class shares)	37.51%	3.26%	0.09%
Russell 1000® Growth Index	37.21%	1.63%	-3.99%
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OTHER INFORMATION

Share Classes

TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2011. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

Purchase and Redemption of Shares

Shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York and Monumental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (“NAV”) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust’s distributor (or other agent) of a purchase order or receipt of a redemption request.

Valuation of Shares

The NAV of all portfolios is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Purchase orders for shares of the TST asset allocation portfolios that are received in good order and accepted before the close of business on the NYSE receive the NAV determined as of the close of the NYSE that day. For direct purchases, corresponding orders for shares of the underlying constituent portfolios are priced on the same day that orders for shares of the asset allocation portfolios are received and accepted. For purchases of shares of the TST asset allocation portfolios through the National Securities Clearing Corporation (“NSCC”), orders for shares of the underlying constituent portfolios will be placed after the receipt and acceptance of the settled purchase order for shares of the asset allocation portfolios.

How NAV Is Calculated

The NAV of each portfolio (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios’ securities for the purposes of determining the portfolios’ NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may

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be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that the portfolio uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end portfolios (other than ETF shares) are generally valued at the net asset value per share reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the portfolios’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV per share.

Market Timing/Excessive Trading

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. As money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares may disrupt portfolio management, hurt portfolio performance and drive portfolio expenses higher. For example, a portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.

Transamerica Series Trust’s Board of Trustees has approved policies and procedures that are designed to discourage market timing or excessive trading which include limitations on the number of transactions in portfolio shares. If you intend to engage in such practices, we request that you do not purchase shares of any of the portfolios. Each portfolio reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the portfolio reasonably believes to be in connection with market timing or excessive trading.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios’ policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it

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reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a “contract owner”) or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and excessive short-term trading, the portfolios cannot always recognize or detect such trading. The Trust’s distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries’ ability to deter such activity may be limited by operational and information systems. Due to the risk that the portfolios and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an asset allocation portfolio in furtherance of a portfolio’s objective are not considered to be market timing or disruptive trading.

Investment Policy Changes

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name will provide its shareholders with at least 60 days’ prior written notice before making changes to such policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.

Unless expressly designated as fundamental, all policies and procedures of the portfolios, including their investment objectives, may be changed at any time by the Board of Trustees without shareholder approval. The investment strategies employed by a portfolio may also be changed without shareholder approval.

To the extent authorized by law, Transamerica Series Trust and each of the portfolios reserve the right to discontinue offering shares at any time, to merge or liquidate a class of shares or to cease operations entirely.

Asset Allocation Funds

The asset allocation portfolios, Transamerica Asset Allocation – Conservative VP, Transamerica Asset Allocation – Growth VP, Transamerica Asset Allocation – Moderate Growth VP, Transamerica Asset Allocation – Moderate VP and Transamerica International Moderate Growth VP, as well as Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Multi-Manager International Portfolio and Transamerica Multi-Manager Alternative Strategies Portfolio, each separate series of Transamerica Funds, may own a significant portion of the shares of a TST portfolio. Transactions by the asset allocation portfolios may be disruptive to the management of an underlying portfolio.

Dividends and Distributions

Each portfolio intends to distribute annually substantially all of its net investment income, if any. Dividends of Transamerica Money Market VP are declared daily and distributed monthly. Capital gain distributions are typically declared and distributed annually, if any. Dividends and distributions are paid on the business day following the ex-dividend date, and will be reinvested in additional shares unless you elect to take your dividends in cash. Distributions of short-term capital gains are included as distributions of net investment income.

Taxes

Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify for each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). As a regulated investment company, a portfolio generally will not be subject to federal income tax on the taxable income that it distributes. Taxable income consists generally of net investment income and any capital gains. It is each portfolio’s intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance policies and annuity contracts. Certain separate accounts are required to meet diversification requirements under Section 817(h) of the Code and the regulations thereunder in order for insurance policies and annuity contracts funded by those separate accounts to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and is

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owned only by separate accounts and certain other qualified investors (including the asset allocation portfolios offered in this prospectus if they are owned only by separate accounts and certain other qualified investors), the separate accounts invested in that portfolio will be allowed to look through to the portfolio’s investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirements under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the insurance policies and annuity contracts invested in that portfolio could become currently taxable to the owners of the policies and contracts, and income for prior periods with respect to the policies and contracts could also be taxable in the year in which that failure occurs.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see “Federal Income Tax Considerations” included in the respective prospectuses for the policies and contracts.

Distribution and Service Plans

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (“TCI”), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class and up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2011. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

Other Distribution and Service Arrangements

The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York and Monumental Life Insurance Company (together, the “Transamerica Insurance Companies”), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of Western Reserve and is affiliated with the other Transamerica Insurance Companies, and TAM’s business profits (from managing the portfolios) may directly benefit Western Reserve and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios’ shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies, TCI, and/or other portfolio sub-advisers, directly or through TCI, out of their past profits and other available sources, provide cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries as a means to promote the distribution and wholesaling of variable contracts (and thus, indirectly, the portfolios’ shares). In certain cases, these payments may be significant. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial and may be substantial to any given recipient. Revenue sharing arrangements are separately negotiated. Revenue sharing is not an expense of the portfolios, is not reflected in the fees and expenses sections of this prospectus and does not change the price paid by investors for the purchase of a portfolio’s shares or the amount received by an investor as proceeds from the redemption of portfolio shares. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

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Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit TAM, TCI and their affiliates to the extent the payments result in more assets being invested in the portfolios on which fees are being charged.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentives for the insurers and other financial intermediaries to make the TST portfolios’ shares available to current or prospective variable contract owners to the detriment of other potential investment options.

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LIST AND DESCRIPTION OF CERTAIN UNDERLYING PORTFOLIOS

This section lists and describes the underlying portfolios in which some or all of the asset allocation portfolios may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Further information about certain underlying portfolios of TST and certain underlying funds of Transamerica Funds is contained in those underlying funds’/portfolios’ prospectuses, available at www.transamericafunds.com.

TST UNDERLYING PORTFOLIOS:

Fund Name	Transamerica Asset Allocation – Conservative VP	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica AEGON High Yield Bond VP	X		X	X
Transamerica Balanced VP	X	X	X	X
Transamerica BlackRock Large Cap Value VP	X	X	X	X		X
Transamerica Clarion Global Real Estate Securities VP	X	X	X	X	X
Transamerica Convertible Securities VP	X	X	X	X		X
Transamerica Diversified Equity VP	X	X	X	X		X
Transamerica Federated Market Opportunity VP	X	X	X	X	X
Transamerica Focus VP	X	X	X	X
Transamerica Growth Opportunities VP	X	X	X	X		X
Transamerica Jennison Growth VP	X	X	X	X		X
Transamerica JPMorgan Core Bond VP	X		X	X	X	X
Transamerica JPMorgan Enhanced Index VP	X	X	X	X		X
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Fund Name	Transamerica Asset Allocation – Conservative VP	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica JPMorgan Mid Cap Value VP	X	X	X	X		X
Transamerica MFS International Equity VP						X
Transamerica Money Market VP	X	X	X	X	X	X
Transamerica Morgan Stanley Active International Allocation VP	X	X	X	X	X
Transamerica Morgan Stanley Mid-Cap Growth VP						X
Transamerica Multi Managed Large Cap Core VP	X	X	X	X
Transamerica PIMCO Total Return VP	X		X	X	X	X
Transamerica Small/Mid Cap Value VP	X	X	X	X
Transamerica T. Rowe Price Small Cap VP	X	X	X	X
Transamerica Third Avenue Value VP						X
Transamerica U.S. Government Securities VP	X		X	X	X	X
Transamerica WMC Diversified Growth VP	X	X	X	X		X

• Transamerica AEGON High Yield Bond VP seeks a high level of current income by investing in high-yield debt securities. The portfolio invests at least 80% of its net assets in a portfolio of high-yield/high-risk bonds (commonly known as “junk bonds”). These junk bonds are high risk debt securities rated in medium or lower categories. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; credit; fixed-income securities; high-yield debt securities; increase in expenses; liquidity; market; portfolio selection; and valuation.

• Transamerica Balanced VP seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by

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companies of all sizes. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; credit; currency; derivatives; fixed-income securities; foreign securities; growth stocks; high-yield debt securities; increase in expenses; liquidity; market; mortgage-related securities; portfolio selection; small- or medium-sized companies; stocks; and valuation.

• Transamerica BlackRock Large Cap Value VP seeks long-term capital growth by investing primarily in equity securities of large cap companies. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies that, at the time of purchase, have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Value Index. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; fixed-income securities; foreign securities; increase in expenses; liquidity; market; portfolio selection; preferred stock; stocks; value investing; and U.S. government agency obligations.

• Transamerica Clarion Global Real Estate Securities VP seeks long-term total return from investments primarily in equity securities of real estate companies. The portfolio’s portfolio will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; fixed-income securities; foreign securities; increase in expenses; market; mortgage-related securities; non-diversification; portfolio selection; portfolio turnover; real estate securities; REITs; small- or medium-sized companies; and stocks.

• Transamerica Convertible Securities VP seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. The principal risks of investing in this underlying portfolio are: active trading; cash management and defensive investing; convertible securities; currency; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; portfolio selection; repurchase agreements; and stocks.

• Transamerica Diversified Equity VP seeks to maximize capital appreciation by investing at least 80% of its assets in equity securities. The portfolio’s sub-adviser uses a “bottom-up” approach to investing, and constructs the portfolio one company at a time. The portfolio may invest in securities of all sizes; generally, however, the portfolio invests in securities of companies whose market capitalization is greater than $500 million. The portfolio may also invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; focused investing; foreign securities; growth stocks; increase in expenses; market; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica Federated Market Opportunity VP seeks absolute (positive) returns with low correlation to the U.S. equity market by investing, under normal conditions, in domestic and foreign securities that the fund’s sub-adviser deems to be undervalued or out-of-favor. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; commodities; convertible securities; country, sector or industry focus; currency; currency hedging; derivatives; emerging markets; exchange-traded funds; fixed-income securities; foreign securities; high-yield debt securities; hybrid instruments; increase in expenses; investment companies; leveraging; liquidity; market; portfolio selection; portfolio turnover; REITs; short sales; stocks; tax; and value investing.

• Transamerica Focus VP seeks to maximize long-term growth by investing primarily in domestic equity securities that, in the portfolio’s sub-adviser’s opinion, are trading at a material discount to intrinsic value. The portfolio will generally invest in domestic equity securities of any size. The portfolio may also invest up to  10% of its assets in short sale positions. The portfolio may invest up to 20% of its assets in convertible and non-convertible high-yield, debt securities rated below investment grade. The portfolio’s sub-adviser uses a “bottom-up” approach to investing, and constructs the portfolio’s portfolio one company at a time. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; derivatives; fixed-income securities; focused investing; foreign securities; high-yield debt securities; increase in expenses; market; non-diversification; portfolio selection; short sales; small- or medium-sized companies; stocks; and value investing.

• Transamerica Growth Opportunities VP seeks to maximize long-term growth by generally investing at least 65% of the portfolio’s assets in a portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; derivatives; fixed-income

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securities; foreign securities; growth stocks; increase in expenses; market; portfolio selection; preferred stock; small- or medium-sized companies; stocks; and warrants and rights.

• Transamerica Jennison Growth VP seeks long-term growth of capital by investing at least 65% of its total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts of U.S. companies with market capitalizations of at least $1 billion that the sub-adviser believes have above-average prospects for growth. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; foreign securities; growth stocks; increase in expenses; market; medium-sized companies; portfolio selection; preferred stock; stocks; and warrants and rights.

• Transamerica JPMorgan Core Bond VP seeks total return, consisting of current income and capital appreciation by investing at least 80% of its assets in U.S. government securities, medium- to high-quality corporate bonds, mortgage-backed securities and asset-backed securities and commercial mortgage-backed securities. The principal risks of investing in this underlying portfolio are: asset-backed securities; cash management and defensive investing; credit; currency; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; mortgage-related securities; portfolio selection; and valuation.

• Transamerica JPMorgan Enhanced Index VP seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Index. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; fixed-income securities; foreign securities; growth stocks; increase in expenses; market; medium-sized companies; portfolio selection; repurchase agreements; stocks; U.S. government agency obligations; and value investing.

• Transamerica JPMorgan Mid Cap Value VP seeks growth from capital appreciation by investing at least 80% of net assets, under normal conditions, in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the fund’s sub-adviser believes to be undervalued. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; derivatives; foreign securities; increase in expenses; market; medium-sized companies; portfolio selection; preferred stock; REITs, stocks; and value investing.

• Transamerica MFS International Equity VP seeks capital growth by investing primarily in equity securities of foreign companies, including emerging markets securities. Under normal market conditions, at least 80% of the portfolio’s net assets are invested in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, potentially including emerging markets. The portfolio may invest a relatively large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. The portfolio may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying portfolio are: active trading; cash management and defensive investing; convertible securities; currency; derivatives; emerging markets; foreign securities; geographic; growth stocks; increase in expenses; leveraging; liquidity; market; portfolio selection; preferred stock; small- or medium-sized companies; stocks; and value investing.

• Transamerica Money Market VP seeks to obtain maximum current income from money market securities consistent with liquidity and preservation of principal by investing substantially all of the portfolio’s assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: bank obligations; credit; fixed-income securities; foreign securities; increase in expenses; interest rate; market; redemption; repurchase agreements; U.S. government agency obligations; and yield.

• Transamerica Morgan Stanley Active International Allocation VP seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; emerging markets; foreign securities; increase in expenses; liquidity; market; portfolio selection; real estate securities; REITs; and stocks.

• Transamerica Morgan Stanley Mid-Cap Growth VP seeks capital appreciation by investing, under normal circumstances, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The portfolio may also invest in common stocks and other equity securities of small-and large- cap companies, as well as preferred stocks, convertible

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securities, rights and warrants and debt securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; investing aggressively; market; portfolio selection; preferred stock; REITs; small- or medium-sized companies; stocks; and warrants and rights.

• Transamerica Multi Managed Large Cap Core VP seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio’s assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: currency; derivatives; emerging markets; foreign securities; growth stocks; market; REITs; stocks; and value investing.

• Transamerica PIMCO Total Return VP seeks maximum total return consistent with preservation of capital and prudent investment management by investing principally in fixed-income securities of varying maturities. The fund may invest its assets in derivative instruments. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; credit; currency; currency hedging; derivatives, emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; leveraging; liquidity; market; mortgage-related securities; portfolio selection; preferred stock; prepayment or call; repurchase agreements; Rule 144A securities; sovereign debt; stocks; U.S. government agency obligations; and valuation.

• Transamerica Small/Mid Cap Value VP seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; emerging markets; foreign securities; increase in expenses; market; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica T. Rowe Price Small Cap VP seeks long-term growth of capital by investing primarily in common stocks of small growth companies. This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute more than 50% of assets. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; exchange-traded funds; foreign securities; growth stocks; liquidity; market; portfolio selection; smaller companies; and stocks.

• Transamerica U.S. Government Securities VP seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; country sector or industry focus; derivatives; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; market; mortgage-related securities; portfolio selection; U.S. government agency obligations; and zero coupon bonds.

• Transamerica WMC Diversified Growth VP seeks to maximize long-term growth by investing, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth- oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria. Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; fixed-income securities; focused investing; foreign securities; growth stocks; increase in expenses; market; portfolio selection; small-or medium sized companies; and stocks.

The portfolios may invest their assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolios may do so without limit. Although the underlying portfolios will do this only in seeking to avoid losses, the underlying portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolios have any uninvested cash, the portfolios would also be subject to risk with respect to the depository institution holding the cash.

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TRANSAMERICA UNDERLYING FUNDS:

Fund Name	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Conservative VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica AllianceBernstein International Value	X	X	X	X	X	X
Transamerica BlackRock Global Allocation	X	X	X	X	X	X
Transamerica BlackRock Natural Resources	X
Transamerica BNY Mellon Market Neutral Strategy	X
Transamerica First Quadrant Global Macro	X
Transamerica Flexible Income		X	X	X	X	X
Transamerica Jennison Growth	X	X	X	X
Transamerica JPMorgan International Bond		X	X	X	X	X
Transamerica Loomis Sayles Bond		X	X	X	X	X
Transamerica MFS International Equity	X	X	X	X	X
Transamerica Neuberger Berman International	X	X	X	X	X	X
Transamerica Oppenheimer Developing Markets	X	X	X	X	X
Transamerica Oppenheimer Small- & Mid-Cap Value	X	X	X	X
Transamerica PIMCO Real Return TIPS		X	X	X	X	X
Transamerica Schroders International Small Cap	X	X	X	X	X
Transamerica Short-Term Bond		X	X	X	X	X
Transamerica Third Avenue Value	X	X	X	X
Transamerica Thornburg International Value	X	X	X	X	X	X
Transamerica UBS Large Cap Value	X	X	X	X		X
Transamerica Van Kampen Emerging Markets Debt		X	X	X
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Fund Name	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Conservative VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica Van Kampen Mid-Cap Growth	X	X	X	X	X
Transamerica Van Kampen Small Company Growth	X	X	X	X
Transamerica WMC Emerging Markets	X	X	X	X	X

• Transamerica AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from a variety of industries and developed countries. The fund primarily invests in issuers that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The principal risks of investing in this underlying fund are: convertible securities; currency; currency hedging; defensive investing; derivatives; foreign securities; increase in expenses; leveraging; liquidity; market; portfolio selection; repurchase agreements; securities lending; short sales; stocks; value investing; and warrants and rights.

• Transamerica BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: commodities; convertible securities; credit; currency; currency hedging; defensive investing; derivatives; distressed securities; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; liquidity; loans; market; portfolio selection; precious metals-related securities; preferred stock; prepayment or call; real estate securities; securities lending; short sales; small- or medium-sized companies; sovereign debt; stocks; tax; and warrants and rights.

• Transamerica BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders’ capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its net assets in equity securities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The principal risks of investing in this underlying fund are: defensive investing; derivatives; emerging markets; equity securities; foreign securities; increase in expenses; market and selection; mid-cap securities; natural resource-related securities; non-diversification; portfolio selection; precious metals-related securities; sector; and tax.

• Transamerica BNY Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market-neutral strategy and investing, under normal circumstances, at least 80% of the fund’s assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: currency; defensive investing; derivatives; foreign securities; increase in expenses; leveraging; market; portfolio selection; portfolio turnover; short sales; small- or medium-sized companies; and stocks.

• Transamerica First Quadrant Global Macro seeks to achieve total return from investments in the global equity, fixed-income, and currency markets, independent of market direction. The fund seeks to generate returns through risk-controlled exposure, long and short, to global equity, fixed-income, and currency markets through a wide range of derivative instruments and direct investments. The fund typically will make extensive use of derivative instruments, including futures contracts on global equity and fixed-income securities and security indices, options on futures contracts and equity indices, securities and security indices, swap contracts and forward contracts. The fund may also invest directly in global equity securities (including exchange traded funds (“ETFs”) and common and preferred stock of U.S. and non-U.S. companies) and fixed-income securities (including U.S. and non-U.S. corporate bonds and debt securities guaranteed by U.S. and non-

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U.S. governments, their agencies or instrumentalities or supranational organizations). The principal risks of investing in this underlying fund are: active trading; convertible securities; country, sector or industry focus; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; high-yield debt securities; increase in expenses; leveraging; liquidity; market; non-diversification; portfolio selection; preferred stock; prepayment or call; short sales; small- or medium-sized companies; stocks; U.S. government agency obligations; and value investing.

• Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as a secondary objective by generally investing at least 80% of its net-assets in a broad range of fixed-income securities. The fund may also invest in derivatives and equity securities. The principal risks of investing in this underlying fund are: active trading; convertible securities; credit; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; liquidity; loans; market; mortgage-related securities; portfolio selection; preferred stock; stocks; structured instruments; valuation; and warrants and rights.

• Transamerica JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund’s net assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; increase in expenses; liquidity; market; non-diversification; and portfolio selection.

• Transamerica Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing fund assets principally in fixed-income securities. The fund normally invests at least 80% of its net assets primarily in investment-grade, fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities (“junk bonds”) and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: bank obligations; convertible securities; credit; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; leveraging; liquidity; market; mortgage-related securities; portfolio selection; preferred stock; REITs; repurchase agreements; Rule 144A securities; stocks; structured instruments; and valuation.

• Transamerica MFS International Equity seeks capital growth by investing primarily in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets. The fund may invest a relatively large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. The fund may invest its assets in the stocks of companies its sub-adviser believes to have above-average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying fund are: active trading; convertible securities; currency; defensive investing; derivatives; emerging markets; foreign securities; geographic; growth stocks; increase in expenses; leveraging; liquidity; market; portfolio selection; preferred stock; small- or medium-sized companies; stocks; and value investing.

• Transamerica Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund’s sub-adviser looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; foreign securities; growth stocks; increase in expenses; leveraging; liquidity; market; portfolio selection; securities lending; small- or medium-sized companies; stocks; and value investing.

• Transamerica Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in equity securities of issuers that are economically tied to one or more emerging markets countries. In selecting securities, the fund’s sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: convertible securities; country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; liquidity; market; portfolio selection; portfolio turnover; preferred stock; small- or medium-sized companies; stocks; and warrants and rights.

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• Transamerica Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small-cap and mid-cap domestic and foreign issuers. The fund’s sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: convertible securities; currency; currency hedging; defensive investing; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; portfolio selection; portfolio turnover; preferred stock; small- or medium-sized companies; stocks; and value investing.

• Transamerica PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Protected Securities (or “TIPS”). The fund’s subadviser invests, under normal circumstances, at least 80% of the fund’s net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: CPIU measurement; credit; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; interest rate; leveraging; liquidity; market; mortgage-related securities; non-diversification; portfolio selection; portfolio turnover; preferred stock; prepayment or call; repurchase agreements; Rule 144A securities; sovereign debt; stocks; U.S. government agency obligation; and valuation.

• Transamerica Schroders International Small Cap seeks to provide long-term capital appreciation by investing primarily in the equity securities of smaller companies located outside the U.S. The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including the company’s potential for long-term growth, financial condition, quality of management and sensitivity to cyclical factors, as well as the relative value of the company’s securities compared to the market as a whole. The principal risks of investing in this underlying fund are: country/regional; currency; defensive investing, derivatives; emerging markets; foreign securities; growth stocks; increase in expenses; investment style; liquidity; market; portfolio selection; smaller companies; and stocks.

• Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, mortgage-backed securities, and asset-backed securities. Normally, the fund will invest at least 80% of its net assets in fixed-income securities. The principal risks of investing in this underlying fund are: bank obligations; credit; defensive investing; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; mortgage-related securities; portfolio selection; U.S. government agency obligations; valuation; and yield fluctuation.

• Transamerica Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks of U.S. and non-U.S. issuers. The fund invests in companies regardless of market capitalization, with the mix of its investments at any time depending on the industries and types of securities its sub-adviser believes represent the best values consistent with the fund’s strategies and restrictions. The principal risks of investing in this underlying fund are: currency; defensive investing, fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; market; non-diversification; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica Thornburg International Value seeks long-term capital appreciation by investing, under normal circumstances, at least 75% of its assets in foreign securities of issuers that are located in a number of countries throughout the world. The fund may invest in emerging markets. The fund may invest in companies of any size, but invests primarily in the large and middle range of public company market capitalizations. The principal risks of investing in this underlying fund are: currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; increase in expenses; market; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund’s sub-adviser focuses on, among other things, identifying discrepancies between a security’s fundamental value and its market price. The principal risks of investing in this underlying fund are: convertible securities; defensive investing; derivatives; increase in expenses; investment companies; market; portfolio selection; preferred stock; stocks; value investing; and warrants and rights.

• Transamerica Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging markets countries. Under normal circumstances, at least 80% of the fund’s net assets will be invested in debt securities of issuers located in emerging markets countries. The principal risks of investing in this underlying fund are: credit; currency;

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currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; increase in expenses; liquidity; market; non-diversification; portfolio selection; sovereign debt; and valuation.

• Transamerica Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal circumstances, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The fund may also invest in common stocks and other equity securities of small- and large-cap companies, as well as preferred stocks, convertible securities, rights and warrants and debt securities. The principal risks of investing in this underlying fund are: convertible securities; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; investing aggressively; market; portfolio selection; preferred stock; REITs; small- or medium-sized companies; stocks; and warrants and rights.

• Transamerica Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies. Under normal circumstances, at least 80% of the fund’s net assets will be invested in such securities. The principal risks of investing in this underlying fund are: convertible securities; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; market; portfolio selection; REITs; smaller companies; and stocks.

• Transamerica WMC Emerging Markets seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in equity securities of companies that conduct their principal business activities in emerging markets, are organized under the laws of or maintain their principal place of business in emerging markets, or whose securities are traded principally on exchanges in emerging markets. The fund’s sub-adviser considers emerging markets to be markets with rapidly growing economies. The principal risks of investing in this underlying fund are: convertible securities; country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; IPOs; liquidity; market; portfolio selection; portfolio turnover; preferred stock; small- or medium-sized companies; stocks; and warrants and rights.

The funds may invest their assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the funds may do so without limit. Although the underlying funds will do this only in seeking to avoid losses, the underlying funds may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the funds have any uninvested cash, the funds would also be subject to risk with respect to the depository institution holding the cash.

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LIST AND DESCRIPTION OF CERTAIN UNDERLYING ETFS AND
INSTITUTIONAL MUTUAL FUNDS

This section lists and describes the underlying ETFs and institutional mutual funds in which certain of the portfolios may invest. This section summarizes their respective investment objectives and principal investment strategies and risks.

UNDERLYING ETFs AND INSTITUTIONAL MUTUAL FUNDS:

Fund Name	Transamerica Index 35 VP	Transamerica Index 50 VP	Transamerica Index 75 VP	Transamerica Index 100 VP	Transamerica Efficient Markets VP
Vanguard Emerging Markets ETF	X	X	X	X
Vanguard Europe Pacific ETF	X	X	X	X
Vanguard European ETF	X	X	X	X
Vanguard Extended Market ETF	X	X	X	X
Vanguard FTSE All-World ex-US ETF	X	X	X	X
Vanguard Growth ETF	X	X	X	X
Vanguard Intermediate-Term Bond ETF	X	X	X		X
Vanguard Intermediate-Term Corporate Bond ETF	X	X	X		X
Vanguard Intermediate-Term Government Bond ETF	X	X	X		X
Vanguard Large-Cap ETF	X	X	X	X
Vanguard Long-Term Bond ETF	X	X	X		X
Vanguard Long-Term Corporate Bond ETF	X	X	X		X
Vanguard Long-Term Government Bond ETF	X	X	X		X
Vanguard Mega Cap 300 ETF	X	X	X	X
Vanguard Mega Cap 300 Growth ETF		X	X
Vanguard Mega Cap 300 Value ETF		X	X
Vanguard Mid-Cap ETF	X	X	X	X
Vanguard Mid-Cap Growth ETF		X	X
Vanguard Mid-Cap Value ETF		X	X
Vanguard Mortgage-Backed Securities ETF	X	X	X		X
Vanguard Pacific ETF	X	X	X	X
Vanguard Short-Term Bond ETF	X	X	X		X
Vanguard Short-Term Corporate Bond ETF	X	X	X		X
Vanguard Short-Term Government Bond ETF	X	X	X		X
Vanguard Small-Cap ETF	X	X	X	X
Vanguard Small-Cap Growth ETF		X	X
Vanguard Small-Cap Value ETF		X	X
Vanguard Total Bond Market ETF	X	X	X		X
Vanguard Total Stock Market ETF	X	X	X	X
Vanguard Total World Stock ETF	X	X	X	X
Vanguard Value ETF	X	X	X	X
DFA International Small Cap Value Portfolio					X
DFA International Value Portfolio					X
Emerging Markets Value Portfolio					X
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Fund Name	Transamerica Index 35 VP	Transamerica Index 50 VP	Transamerica Index 75 VP	Transamerica Index 100 VP	Transamerica Efficient Markets VP
Large Cap International Portfolio					X
U.S. Large Company Portfolio					X
U.S. Targeted Value Portfolio					X

VANGUARD UNDERLYING ETFS:

• Vanguard® Emerging Markets ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries. The ETF employs a “passive management” — or indexing —investment approach by investing substantially all (normally about 95%) of its assets in the common stocks included in the MSCI® Emerging Markets Index, while employing a form of sampling to reduce risk. The MSCI Emerging Markets Index includes approximately 748 common stocks of companies located in emerging markets around the world. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk, emerging markets risk, currency risk and index sampling risk.

• Vanguard® Europe Pacific ETF seeks to provide a tax-efficient investment return consisting of long-term capital appreciation. The ETF purchases stocks included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI® EAFE®) Index, which is made up of approximately 989 common stocks of companies located in 21 countries in Europe, Australia, Asia and the Far East. The ETF uses statistical methods to “sample” the Index, aiming to closely track its investment performance while limiting investments in Index securities that have undesirable tax characteristics in an attempt to minimize taxable income distributions. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

• Vanguard® European ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe. The ETF employs a “passive management” — or indexing —investment approach by investing all, or substantially all, of its assets in the common stocks included in the Morgan Stanley Capital International (MSCI®) Europe Index. The MSCI Europe Index is made up of approximately 467 common stocks of companies located in 16 European countries — mostly companies in the United Kingdom, France, Germany, and Switzerland. Other countries represented in the Index include Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain and Sweden. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

• Vanguard® Extended Market ETF seeks to track the performance of a benchmark index that measures the investment return of small-and mid-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Standard & Poor’s Completion Index, a broadly diversified index of stocks of small and medium-size U.S. companies. The ETF invests all, or substantially all, of its assets in stocks of its target index, with nearly 80% of it assets invested in 1,200 stocks in its target index (covering nearly 80% of the Index’s total market capitalization), and the rest of its assets in a representative sample of the remaining stocks. The primary risks of investing in this underlying ETF are stock market risk, investment style risk and index sampling risk.

• Vanguard® FTSE All-World ex-US ETF seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets outside the U.S. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the FTSE® All-World ex-US Index, a free-float-adjusted, market-capitalization-weighted index designed to measure equity market performance of international markets. The Index includes approximately 2,140 stocks of companies located in 46 countries, including both developed and emerging markets. The ETF attempts to replicate its target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk, emerging markets risk and currency risk.

• Vanguard® Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Prime Market Growth Index, a broadly diversified index predominantly made up of growth stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or

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substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risks.

• Vanguard® Intermediate-Term Bond ETF seeks to track the performance of a market-weighted bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. 5-10 Year Government/Credit Bond Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 5 and 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

• Vanguard® Intermediate-Term Corporate Bond ETF seeks to track the performance of a market-weighted corporate bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 5-10 Year Corporate Index. This Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 5 and 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 7.9 years. The primary risks of investing in this underlying ETF are: interest rate risk, credit risk, income risk and index sampling risk.

• Vanguard® Intermediate-Term Government Bond ETF seeks to track the performance of a market-weighted government bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 3-10 Year Government Float Adjusted Index. This Index includes fixed-income securities issued by the U.S. Treasury (not including inflation-protected bonds) and U.S. government agencies and instrumentalities, as well as corporate or dollar-denominated foreign debt guaranteed by the U.S. government, with maturities between 3 and 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 5.9 years. The primary risks of investing in this underlying ETF are: income risk, interest rate risk and credit risk.

• Vanguard® Large-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Prime Market 750 Index, a broadly diversified index predominantly made up of stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Long-Term Bond ETF seeks to track the performance of a market-weighted bond index with a long-term dollar-weighted average maturity. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. Long Government/Credit Bond Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of greater than 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 15 and 30 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

• Vanguard® Long-Term Corporate Bond ETF seeks to track the performance of a market-weighted corporate bond index with a long-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. Long Corporate Index. This Index includes U.S.

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dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities greater than 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 24.7 years. The primary risks of investing in this underlying ETF are: interest rate risk, credit risk, income risk and index sampling risk.

• Vanguard® Long-Term Government Bond ETF seeks to track the performance of a market-weighted government bond index with a long-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. Long Government Float Adjusted Index. This Index includes fixed-income securities issued by the U.S. Treasury (not including inflation-protected bonds) and U.S. government agencies and instrumentalities, as well as corporate or dollar-denominated foreign debt guaranteed by the U.S. government, with maturities greater than 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 19.0 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

• Vanguard® Mega Cap 300 ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the U.S. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Morgan Stanley Capital International® (MSCI®) US Large Cap 300 Index, a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mega Cap 300 Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI US Large-Cap Growth Index, which represents the value of companies of the MSCI US Large-Cap 300 Index. The index is a, free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization growth stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mega Cap 300 Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI US Large-Cap Value Index, which represents the value of companies of the MSCI US Large-Cap 300 Index. The index is a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization value stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mid-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mid-Cap Growth ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization growth stocks. The ETF employs a “passive management” —or indexing — investment approach designed to track the performance of the MSCI US Mid Cap Growth Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

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• Vanguard® Mid-Cap Value ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization value stocks. The ETF employs a “passive management” —or indexing — investment approach designed to track the performance of the MSCI US Mid Cap Value Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mortgage-Backed Securities ETF seeks to track the performance of a market-weighted mortgage-backed securities index. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. MBS Float Adjusted Index. This Index covers U.S. agency mortgage-backed pass-through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). To be included in the Index, pool aggregates must have at least $250 million currently outstanding and a weighted average maturity of at least 1 year. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 5.76 years. The primary risks of investing in this underlying ETF are: prepayment risk, interest rate risk, credit risk, income risk and index sampling risk.

• Vanguard® Pacific ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of the Pacific region. The ETF employs a “passive management” — or indexing — investment approach by investing all, or substantially all, of its assets in the common stocks included in the MSCI® Pacific Index. The MSCI Pacific Index consists of approximately 494 common stocks of companies located Japan, Australia, Hong Kong, Singapore, and New Zealand. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

• Vanguard® Short-Term Bond ETF seeks to track the performance of a market-weighted bond index with a short-term dollar-weighted average maturity. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. 1-5 Year Government/Credit Bond Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 1 and 5 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF’s maintains a dollar-weighted average maturity consistent with that of the Index, which generally does not exceed 3 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, index sampling risk and credit risk.

• Vanguard® Short-Term Corporate Bond ETF seeks to track the performance of a market-weighted corporate bond index with a short-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 1-5 Year Corporate Index. This Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 1 and 5 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 3.1 years. The primary risks of investing in this underlying ETF are: income risk, credit risk, interest rate risk, and index sampling risk.

• Vanguard® Short-Term Government Bond ETF seeks to track the performance of a market-weighted government bond index with a short-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 1-3 Year Government Float Adjusted Index. This Index includes fixed-income securities issued by the U.S. Treasury (not including inflation-protected securities) and U.S. government agencies and instrumentalities, as well as corporate or dollar-denominated foreign debt guaranteed by the U.S. government, all with maturities between 1 and 3 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 1.9 years. The primary risks of investing in this underlying ETF are: income risk, interest rate risk, credit risk and index sampling risk.

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• Vanguard® Small-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Small Cap 1750 Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Small-Cap Growth ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI US Small Cap Growth Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Small-Cap Value ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The ETF employs a “passive management” —indexing — investment approach designed to track the performance of the MSCI US Small Cap Value Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Total Bond Market ETF seeks to track the performance of a broad, market-weighted bond index. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. Aggregate Bond Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the U.S., including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year. The ETF invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years. The primary risks of investing in this underlying ETF are interest rate risk, income risk, credit risk, call risk and index sampling risk.

• Vanguard® Total Stock Market ETF seeks to track the performance of a benchmark index that measures the investment return of the overall stock market. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Morgan Stanley Capital International (MSCI®)U.S. Broad Market Index, which represents 99.5% or more of the total market capitalization of all the U.S. common stocks regularly traded on the New York Stock Exchange and the Nasdaq over-the-counter market. The ETF typically holds 1,200-1,300 of the stocks in its target index (covering nearly 95% of the Index’s total market capitalization) and a representative sample of the remaining stocks. The ETF holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. The primary risks of investing in this underlying ETF are: stock market risk and index sampling risk.

• Vanguard® Total World Stock ETF seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets around the world. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the FTSE® All-World Index, a free-float-adjusted, market-capitalization-weighted index designed to measure the market performance of large-and mid-capitalization stocks of companies located around the world. The Index includes approximately 2,800 stocks of companies located in 47 countries, including both developed and emerging markets. The ETF typically holds approximately 2,000 stocks in its target Index (covering nearly 99% of the Index’s total market capitalization) and a representative sample of the remaining stocks. The ETF holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings, country weightings, and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk, emerging markets risk, currency risk and index sampling risk.

• Vanguard® Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Prime Market Value Index, a broadly diversified index predominantly made up

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of value stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

UNDERLYING DFA INSTITUTIONAL MUTUAL FUNDS:

• DFA International Small Cap Value Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio pursues its objective by investing in stocks of small non-U.S. companies believed to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value. In assessing value, additional factors such as price to cash flow or price to earning ratios may be considered, as well as economic conditions and developments in the issuer’s industry. The criteria for assessing value are subject to change from time to time. The Portfolio currently invests in companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom. The primary risks of investing in this underlying institutional mutual fund are market risk, foreign securities and currencies risk and small company risk.

• DFA International Value Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio invests all of its assets in the DFA International Value Series (“International Value Series”) of The DFA Investment Trust Company, which has the same investment objective and policies as the Portfolio. The International Value Series pursues its objective by investing in value stocks of large non-U.S. companies believed to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value. In assessing value, additional factors such as price to cash flow or price to earning ratios may be considered, as well as economic conditions and developments in the issuer’s industry. The criteria for assessing value are subject to change from time to time. The Portfolio currently invests in companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom. The primary risks of investing in this underlying institutional mutual fund are market risk and foreign securities and currencies risk.

• Emerging Markets Value Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio invests all of its assets in the Dimensional Emerging Markets Value Fund Inc. (“Emerging Market Value Fund”), which has the same investment objective and policies as the Portfolio. The Emerging Markets Value Fund pursues its objective by investing in emerging markets equity securities believed to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value. In assessing value, additional factors such as price to cash flow or price to earning ratios may be considered, as well as economic conditions and developments in the issuer’s industry. The criteria for assessing value are subject to change from time to time. In determining what countries are eligible markets, DFA will consider, among other things, information disseminated by the International Finance Corporation in determining and approving countries that have emerging markets. The Portfolio currently invests in companies in Brazil, Chile, China, the Czech Republic, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Philippines, Poland, South Africa, South Korea, Taiwan, Thailand, and Turkey. The primary risks of investing in this underlying institutional mutual fund are market risk, foreign securities and currencies risk, small company risk and emerging markets risk.

• Large Cap International Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio pursues its objective by investing in the stocks of large non-U.S. companies. Company size is measured on a country- or region-specific basis and based primarily on the market capitalization of operating companies traded on selected exchanges. The minimum market capitalization threshold varies by country or region and will change due to market conditions. The Portfolio currently invests in companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom. The primary risks of investing in this underlying institutional mutual fund are market risk and foreign securities and currencies risk.

• U.S. Large Company Portfolio (“Portfolio”) seeks to approximate the total investment return of the S&P 500 Index, both in terms of the price of the Portfolio’s shares and its total investment return. The Portfolio invests all of its assets in the U.S. Large Company Series (“U.S. Large Company Series”) of The DFA Investment Trust Company, which has the same investment objective and policies as the Portfolio. The U.S. Large Company Series intends to invest all of the stocks that comprise the S&P 500 Index in approximately the same proportions as they are represented in the Index. Generally, these are the U.S. stocks with the largest market capitalizations and, as a group, represent approximately 70% of the total market capitalization of all publicly traded U.S. stocks. The primary risk of investing in this underlying institutional mutual fund is market risk.

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• U.S. Targeted Value Portfolio (“Portfolio”) seeks to capture the returns and diversification benefits of a broad cross-section of U.S. small value companies, on a market-cap weighted basis. The Portfolio invests in securities of U.S. companies smaller than the 500th largest company in the market universe comprised of companies listed on the New York Stock Exchange, American Stock Exchange, and Nasdaq National Market System. After identifying the aggregate market capitalization break, a value screen is applied to the universe. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value. In assessing value, additional factors such as price-to-cash-flow or price-to-earnings ratios may be considered, as well as economic conditions and developments in the issuer's industry. The criteria for assessing value are subject to change from time to time. The primary risks of investing in this underlying institutional mutual fund are market risk, small company risk, value investment risk, derivative risk and securities lending risk.

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FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand a portfolio's performance for the past five years or since its inception if less than five years. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio for the period shown, assuming reinvestment of all dividends and distributions. This information through December 31, 2009 has been derived from financial statements audited by PricewaterhouseCoopers LLP, an Independent Registered Certified Public Accounting firm, whose report, along with the portfolio's financial statements, is included in the December 31, 2009 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding through each period:

Transamerica AEGON High Yield Bond VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007		2006	2005
Net asset value
Beginning of year	$5.87	$8.74	$9.48		$9.62	$10.54
Investment operations
Net investment income(a)	0.66	0.67	0.68		0.69	0.70
Net realized and unrealized gain (loss)	2.04	(2.68)	(0.52)		0.29	(0.51)
Total operations	2.70	(2.01)	0.16		0.98	0.19
Distributions
From net investment income	(0.62)	(0.72)	(0.90)		(1.00)	(0.85)
From net realized gains	–	(0.14)	–	(b)	(0.12)	(0.26)
Total distributions	(0.62)	(0.86)	(0.90)		(1.12)	(1.11)
Net asset value
End of year	$7.95	$5.87	$8.74		$9.48	$9.62

Total return(c)	47.05%	(25.20%)	1.85%		10.95%	1.81%
Net assets end of year (000’s)	$187,509	$244,866	$308,893		$378,471	$421,010
Ratio and supplemental data
Expenses to average net assets	0.80%	0.79%	0.81%		0.82%	0.83%
Net investment income, to average net assets	9.38%	8.73%	7.25%		7.16%	6.92%
Portfolio turnover rate	85%	59%	70%		96%	51%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007		2006	2005
Net asset value
Beginning of year	$5.94	$8.83	$9.56		$9.70	$10.64
Investment operations
Net investment income(a)	0.64	0.66	0.66		0.67	0.68
Net realized and unrealized gain (loss)	2.07	(2.72)	(0.51)		0.29	(0.52)
Total operations	2.71	(2.06)	0.15		0.96	0.16
Distributions
From net investment income	(0.61)	(0.69)	(0.88)		(0.98)	(0.84)
From net realized gains	–	(0.14)	–	(b)	(0.12)	(0.26)
Total distributions	(0.61)	(0.83)	(0.88)		(1.10)	(1.10)
Net asset value
End of year	$8.04	$5.94	$8.83		$9.56	$9.70

Total return(c)	46.67%	(25.46%)	1.73%		10.62%	1.50%
Net assets end of year (000’s)	$26,405	$5,617	$10,028		$10,083	$7,825
Ratio and supplemental data
Expenses to average net assets	1.05%	1.04%	1.06%		1.07%	1.08%
Net investment income, to average net assets	8.75%	8.26%	7.01%		6.91%	6.66%
Portfolio turnover rate	85%	59%	70%		96%	51%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

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Financial Highlights

Transamerica Asset Allocation – Conservative VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.29	$11.49	$11.54	$11.43	$12.04
Investment operations
Net investment income(a),(c)	0.37	0.46	0.42	0.41	0.47
Net realized and unrealized gain (loss)	1.69	(2.75)	0.29	0.62	0.12
Total operations	2.06	(2.29)	0.71	1.03	0.59
Distributions
From net investment income	(0.40)	(0.31)	(0.34)	(0.38)	(0.32)
From net realized gains	(0.15)	(0.60)	(0.42)	(0.54)	(0.88)
Total distributions	(0.55)	(0.91)	(0.76)	(0.92)	(1.20)
Net asset value
End of year	$9.80	$8.29	$11.49	$11.54	$11.43

Total return(b)	25.22%	(21.18)%	6.38%	9.45%	5.18%

Net assets end of year (000’s)	$554,813	$497,129	$554,977	$527,618	$516,376
Ratio and supplemental data
Expenses to average net assets(d)	0.13%	0.14%	0.13%	0.13%	0.14%
Net investment income, to average net assets(c)	4.07%	4.47%	3.60%	3.54%	4.01%
Portfolio turnover rate(e)	25%	25%	43%	18%	40%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.24	$11.44	$11.50	$11.41	$12.03
Investment operations
Net investment income(a),(c)	0.37	0.48	0.40	0.40	0.47
Net realized and unrealized gain (loss)	1.65	(2.79)	0.28	0.60	0.10
Total operations	2.02	(2.31)	0.68	1.00	0.57
Distributions
From net investment income	(0.38)	(0.29)	(0.32)	(0.37)	(0.31)
From net realized gains	(0.15)	(0.60)	(0.42)	(0.54)	(0.88)
Total distributions	(0.53)	(0.89)	(0.74)	(0.91)	(1.19)
Net asset value
End of year	$9.73	$8.24	$11.44	$11.50	$11.41

Total return(b)	24.90%	(21.40)%	6.15%	9.14%	5.01%

Net assets end of year (000’s)	$823,054	$465,802	$392,969	$290,272	$172,601
Ratio and supplemental data
Expenses to average net assets(d)	0.38%	0.39%	0.38%	0.38%	0.39%
Net investment income, to average net assets(c)	4.10%	4.69%	3.48%	3.44%	4.03%
Portfolio turnover rate(e)	25%	25%	43%	18%	40%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d)  Does not include expenses of the investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying affiliated funds.

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Financial Highlights

Transamerica Asset Allocation – Growth VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.57	$13.77	$13.63	$12.84	$12.06
Investment operations
Net investment income(a),(c)	0.09	0.20	0.28	0.37	0.16
Net realized and unrealized gain (loss)	1.80	(5.02)	0.75	1.52	1.27
Total operations	1.89	(4.82)	1.03	1.89	1.43
Distributions
From net investment income	(0.20)	(0.30)	(0.33)	(0.13)	(0.06)
From net realized gains	(0.60)	(2.08)	(0.56)	(0.97)	(0.59)
Total distributions	(0.80)	(2.38)	(0.89)	(1.10)	(0.65)
Net asset value
End of year	$7.66	$6.57	$13.77	$13.63	$12.84

Total return(b)	29.82%	(39.63)%	7.76%	15.62%	12.24%

Net assets end of year (000’s)	$808,954	$658,400	$1,260,779	$1,198,596	$966,677
Ratio and supplemental data
Expenses to average net assets(d)	0.14%	0.14%	0.13%	0.14%	0.14%
Net investment income, to average net assets(c)	1.21%	1.94%	2.00%	2.75%	1.28%
Portfolio turnover rate(e)	18%	19%	26%	4%	41%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.52	$13.67	$13.54	$12.78	$12.03
Investment operations
Net investment income(a),(c)	0.06	0.17	0.26	0.34	0.13
Net realized and unrealized gain (loss)	1.79	(4.97)	0.73	1.50	1.26
Total operations	1.85	(4.80)	0.99	1.84	1.39
Distributions
From net investment income	(0.17)	(0.27)	(0.30)	(0.11)	(0.05)
From net realized gains	(0.59)	(2.08)	(0.56)	(0.97)	(0.59)
Total distributions	(0.76)	(2.35)	(0.86)	(1.08)	(0.64)
Net asset value
End of year	$7.61	$6.52	$13.67	$13.54	$12.78

Total return(b)	29.54%	(39.75)%	7.54%	15.28%	11.92%

Net assets end of year (000’s)	$215,166	$171,239	$411,079	$338,769	$213,215
Ratio and supplemental data
Expenses to average net assets(d)	0.39%	0.39%	0.38%	0.39%	0.39%
Net investment income, to average net assets(c)	0.98%	1.51%	1.86%	2.54%	1.06%
Portfolio turnover rate(e)	18%	19%	26%	4%	41%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d)  Does not include expenses of the investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying affiliated funds.

173

Financial Highlights

Transamerica Asset Allocation – Moderate VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.36	$12.90	$12.66	$12.24	$12.10
Investment operations
Net investment income(a),(c)	0.32	0.50	0.40	0.44	0.40
Net realized and unrealized gain (loss)	1.83	(3.59)	0.57	0.89	0.46
Total operations	2.15	(3.09)	0.97	1.33	0.86
Distributions
From net investment income	(0.39)	(0.37)	(0.39)	(0.33)	(0.22)
From net realized gains	(0.35)	(1.08)	(0.34)	(0.58)	(0.50)
Total distributions	(0.74)	(1.45)	(0.73)	(0.91)	(0.72)
Net asset value
End of year	$9.77	$8.36	$12.90	$12.66	$12.24

Total return(b)	26.40%	(25.96)%	7.95%	11.48%	7.44%

Net assets end of year (000’s)	$1,101,652	$957,157	$1,550,984	$1,591,304	$1,509,579
Ratio and supplemental data
Expenses to average net assets(d)	0.13%	0.13%	0.13%	0.13%	0.14%
Net investment income, to average net assets(c)	3.63%	4.50%	3.10%	3.53%	3.36%
Portfolio turnover rate(e)	18%	23%	20%	3%	24%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.30	$12.83	$12.60	$12.20	$12.09
Investment operations
Net investment income(a),(c)	0.32	0.37	0.39	0.43	0.41
Net realized and unrealized gain (loss)	1.80	(3.47)	0.55	0.87	0.42
Total operations	2.12	(3.10)	0.94	1.30	0.83
Distributions
From net investment income	(0.37)	(0.35)	(0.37)	(0.32)	(0.22)
From net realized gains	(0.35)	(1.08)	(0.34)	(0.58)	(0.50)
Total distributions	(0.72)	(1.43)	(0.71)	(0.90)	(0.72)
Net asset value
End of year	$9.70	$8.30	$12.83	$12.60	$12.20

Total return(b)	26.20%	(26.19)%	7.73%	11.21%	7.13%

Net assets end of year (000’s)	$1,842,404	$1,190,212	$1,452,693	$1,043,139	$605,462
Ratio and supplemental data
Expenses to average net assets(d)	0.38%	0.38%	0.38%	0.38%	0.39%
Net investment income, to average net assets(c)	3.54%	3.36%	3.03%	3.44%	3.40%
Portfolio turnover rate(e)	18%	23%	20%	3%	24%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d)  Does not include expenses of the investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying affiliated funds.

174

Financial Highlights

Transamerica Asset Allocation – Moderate Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.16	$14.07	$13.72	$12.80	$12.18
Investment operations
Net investment income(a),(c)	0.23	0.34	0.37	0.43	0.30
Net realized and unrealized gain (loss)	2.00	(4.58)	0.67	1.27	0.88
Total operations	2.23	(4.24)	1.04	1.70	1.18
Distributions
From net investment income	(0.30)	(0.34)	(0.34)	(0.22)	(0.14)
From net realized gains	(0.48)	(1.33)	(0.35)	(0.56)	(0.42)
Total distributions	(0.78)	(1.67)	(0.69)	(0.78)	(0.56)
Net asset value
End of year	$9.61	$8.16	$14.07	$13.72	$12.80

Total return(b)	28.16%	(32.76)%	7.81%	13.83%	9.91%

Net assets end of year (000’s)	$1,426,280	$1,217,825	$2,229,744	$2,277,269	$1,892,007
Ratio and supplemental data
Expenses to average net assets(d)	0.13%	0.13%	0.13%	0.13%	0.14%
Net investment income, to average net assets(c)	2.61%	2.94%	2.63%	3.25%	2.47%
Portfolio turnover rate(e)	13%	18%	24%	2%	23%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.09	$13.97	$13.64	$12.75	$12.15
Investment operations
Net investment income(a),(c)	0.21	0.34	0.37	0.42	0.29
Net realized and unrealized gain (loss)	1.98	(4.58)	0.63	1.24	0.86
Total operations	2.19	(4.24)	1.00	1.66	1.15
Distributions
From net investment income	(0.28)	(0.32)	(0.32)	(0.21)	(0.13)
From net realized gains	(0.48)	(1.32)	(0.35)	(0.56)	(0.42)
Total distributions	(0.76)	(1.64)	(0.67)	(0.77)	(0.55)
Net asset value
End of year	$9.52	$8.09	$13.97	$13.64	$12.75

Total return(b)	27.87%	(32.92)%	7.56%	13.54%	9.71%

Net assets end of year (000’s)	$3,289,225	$2,187,892	$2,797,290	$1,823,589	$858,857
Ratio and supplemental data
Expenses to average net assets(d)	0.38%	0.38%	0.38%	0.38%	0.39%
Net investment income, to average net assets(c)	2.49%	2.99%	2.64%	3.15%	2.40%
Portfolio turnover rate(e)	13%	18%	24%	2%	23%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying affiliated funds.

175

Financial Highlights

Transamerica Balanced VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.38	$13.70	$12.25	$11.63	$11.77
Investment operations
Net investment income(a)	0.21	0.22	0.19	0.16	0.14
Net realized and unrealized gain (loss)	1.97	(4.36)	1.47	0.88	0.74
Total operations	2.18	(4.14)	1.66	1.04	0.88
Distributions
From net investment income	(0.16)	(0.21)	(0.15)	(0.12)	(0.16)
From net realized gains	(0.13)	(0.97)	(0.06)	(0.30)	(0.86)
Total distributions	(0.29)	(1.18)	(0.21)	(0.42)	(1.02)
Net asset value
End of year	$10.27	$8.38	$13.70	$12.25	$11.63

Total return(b)	26.30%	(32.40%)	13.61%	9.12%	7.96%
Net assets end of year (000’s)	$45,319	$36,361	$81,632	$71,949	$61,698
Ratio and supplemental data
Expenses to average net assets	0.91%	0.90%	0.89%	0.89%	0.94%
Net investment income, to average net assets	2.26%	1.89%	1.49%	1.32%	1.17%
Portfolio turnover rate	82%	67%	60%	47%	50%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.33	$13.64	$12.21	$11.61	$11.77
Investment operations
Net investment income(a)	0.18	0.19	0.16	0.13	0.11
Net realized and unrealized gain (loss)	1.96	(4.34)	1.46	0.87	0.74
Total operations	2.14	(4.15)	1.62	1.00	0.85
Distributions
From net investment income	(0.15)	(0.19)	(0.13)	(0.10)	(0.15)
From net realized gains	(0.13)	(0.97)	(0.06)	(0.30)	(0.86)
Total distributions	(0.28)	(1.16)	(0.19)	(0.40)	(1.01)
Net asset value
End of year	$10.19	$8.33	$13.64	$12.21	$11.61

Total return(b)	25.94%	(32.57%)	13.38%	8.74%	7.79%
Net assets end of year (000’s)	$56,181	$22,473	$20,711	$9,672	$3,791
Ratio and supplemental data
Expenses to average net assets	1.16%	1.15%	1.14%	1.14%	1.19%
Net investment income, to average net assets	1.98%	1.71%	1.25%	1.11%	0.91%
Portfolio turnover rate	82%	67%	60%	47%	50%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

176

Financial Highlights

Transamerica BlackRock Global Allocation VP

For a share outstanding throughout each period	Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment income(a),(e)	0.37
Net realized and unrealized gain	1.79
Total operations	2.16
Net asset value
End of period	$12.16

Total return(b)	21.60%	(h)

Net assets end of year (000’s)	$157,420
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.35%	(i)
Before reimbursement/fee waiver	0.40%	(i)
Net investment income, to average net assets(e)	4.74%	(i)
Portfolio turnover rate(f)	–%	(h)(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Rounds to less than 0.01%.

(h) Not annualized.

(i) Annualized.

177

Financial Highlights

Transamerica BlackRock Large Cap Value VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.09	$19.16	$20.80	$18.72	$17.17
Investment operations
Net investment income(a)	0.19	0.21	0.20	0.17	0.13
Net realized and unrealized gain (loss)	1.35	(6.18)	0.72	2.91	2.54
Total operations	1.54	(5.97)	0.92	3.08	2.67
Distributions
From net investment income	(0.17)	(0.15)	(0.20)	(0.10)	(0.12)
From net realized gains	–	(1.95)	(2.36)	(0.90)	(1.00)
Total distributions	(0.17)	(2.10)	(2.56)	(1.00)	(1.12)
Net asset value
End of year	$12.46	$11.09	$19.16	$20.80	$18.72

Total return(b)	13.99%	(33.89%)	4.64%	16.92%	15.94%
Net assets end of year (000’s)	$1,184,485	$712,006	$860,991	$1,054,389	$860,826
Ratio and supplemental data
Expenses to average net assets	0.84%	0.83%	0.85%	0.83%	0.84%
Net investment income, to average net assets	1.73%	1.38%	0.94%	0.86%	0.70%
Portfolio turnover rate	128%	85%	67%	60%	69%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.13	$19.21	$20.87	$18.81	$17.27
Investment operations
Net investment income(a)	0.17	0.17	0.14	0.13	0.09
Net realized and unrealized gain (loss)	1.35	(6.20)	0.73	2.91	2.57
Total operations	1.52	(6.03)	0.87	3.04	2.66
Distributions
From net investment income	(0.13)	(0.10)	(0.17)	(0.08)	(0.12)
From net realized gains	–	(1.95)	(2.36)	(0.90)	(1.00)
Total distributions	(0.13)	(2.05)	(2.53)	(0.98)	(1.12)
Net asset value
End of year	$12.52	$11.13	$19.21	$20.87	$18.81

Total return(b)	13.71%	(34.06%)	4.35%	16.62%	15.73%
Net assets end of year (000’s)	$37,502	$15,319	$33,514	$28,079	$14,908
Ratio and supplemental data
Expenses to average net assets	1.09%	1.08%	1.10%	1.08%	1.09%
Net investment income, to average net assets	1.47%	1.06%	0.70%	0.64%	0.49%
Portfolio turnover rate	128%	85%	67%	60%	69%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

178

Financial Highlights

Transamerica BlackRock Tactical Allocation VP

For a share outstanding throughout each period	Service Class May 1 to Dec 31, 2009(f)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment income(a),(c)	0.34
Net realized and unrealized gain	1.85
Total operations	2.19
Net asset value
End of period	$12.19

Total return(b)	21.90%	(g)
Net assets end of year (000’s)	$42,149
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.50%	(h)
Before reimbursement/fee waiver	0.61%	(h)
Net investment income, to average net assets(c)	4.36%	(h)
Portfolio turnover rate(e)	19%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying affiliated funds.

(f) Commenced operations on May 1, 2009.

(g) Not annualized.

(h) Annualized.

179

Financial Highlights

Transamerica Clarion Global Real Estate Securities VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$7.84	$19.64	$24.54	$19.77	$19.15
Investment operations
Net investment income(a)	0.23	0.38	0.36	0.35	0.27
Net realized and unrealized gain (loss)	2.39	(7.03)	(1.77)	7.45	2.20
Total operations	2.62	(6.65)	(1.41)	7.80	2.47
Distributions
From net investment income	–	(0.47)	(1.73)	(0.33)	(0.32)
From net realized gains	–	(4.68)	(1.76)	(2.70)	(1.53)
Total distributions	–	(5.15)	(3.49)	(3.03)	(1.85)
Net asset value
End of year	$10.46	$7.84	$19.64	$24.54	$19.77

Total return(b)	33.42%	(42.38%)	(6.70%)	42.27%	13.47%
Net assets end of year (000’s)	$493,900	$339,659	$667,356	$922,134	$599,134
Ratio and supplemental data
Expenses to average net assets	0.91%	0.87%	0.84%	0.84%	0.86%
Net investment income, to average net assets	2.73%	2.61%	1.51%	1.59%	1.41%
Portfolio turnover rate	61%	48%	60%	44%	103%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.15	$20.12	$25.06	$20.16	$19.53
Investment operations
Net investment income(a)	0.22	0.36	0.31	0.32	0.23
Net realized and unrealized gain (loss)	2.47	(7.27)	(1.80)	7.58	2.23
Total operations	2.69	(6.91)	(1.49)	7.90	2.46
Distributions
From net investment income	–	(0.38)	(1.69)	(0.30)	(0.30)
From net realized gains	–	(4.68)	(1.76)	(2.70)	(1.53)
Total distributions	–	(5.06)	(3.45)	(3.00)	(1.83)
Net asset value
End of year	$10.84	$8.15	$20.12	$25.06	$20.16

Total return(b)	33.01%	(42.49%)	(6.91%)	41.91%	13.18%
Net assets end of year (000’s)	$18,785	$14,810	$41,216	$53,276	$24,618
Ratio and supplemental data
Expenses to average net assets	1.16%	1.12%	1.09%	1.09%	1.11%
Net investment income, to average net assets	2.46%	2.35%	1.26%	1.39%	1.21%
Portfolio turnover rate	61%	48%	60%	44%	103%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

180

Financial Highlights

Transamerica Convertible Securities VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.21	$12.48	$12.03	$11.20	$12.24
Investment operations
Net investment income(a)	0.19	0.18	0.16	0.15	0.22
Net realized and unrealized gain (loss)	1.73	(4.05)	1.91	1.05	0.19
Total operations	1.92	(3.87)	2.07	1.20	0.41
Distributions
From net investment income	(0.27)	(0.18)	(0.26)	(0.19)	(0.27)
From net realized gains	–	(2.22)	(1.36)	(0.18)	(1.18)
Total distributions	(0.27)	(2.40)	(1.62)	(0.37)	(1.45)
Net asset value
End of year	$7.86	$6.21	$12.48	$12.03	$11.20

Total return(b)	31.30%	(36.87%)	18.63%	10.90%	3.88%
Net assets end of year (000’s)	$125,132	$156,137	$270,218	$429,852	$314,353
Ratio and supplemental data
Expenses to average net assets	0.82%	0.81%	0.79%	0.78%	0.79%
Net investment income, to average net assets	2.82%	1.88%	1.30%	1.26%	1.95%
Portfolio turnover rate	168%	97%	79%	64%	85%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.18	$12.42	$11.98	$11.17	$12.24
Investment operations
Net investment income(a)	0.17	0.14	0.13	0.12	0.19
Net realized and unrealized gain (loss)	1.73	(4.01)	1.91	1.04	0.18
Total operations	1.90	(3.87)	2.04	1.16	0.37
Distributions
From net investment income	(0.24)	(0.15)	(0.24)	(0.17)	(0.26)
From net realized gains	–	(2.22)	(1.36)	(0.18)	(1.18)
Total distributions	(0.24)	(2.37)	(1.60)	(0.35)	(1.44)
Net asset value
End of year	$7.84	$6.18	$12.42	$11.98	$11.17

Total return(b)	31.16%	(37.00%)	18.29%	10.65%	3.54%
Net assets end of year (000’s)	$12,160	$7,777	$18,157	$14,065	$10,710
Ratio and supplemental data
Expenses to average net assets	1.07%	1.06%	1.04%	1.03%	1.04%
Net investment income, to average net assets	2.48%	1.46%	1.02%	1.01%	1.65%
Portfolio turnover rate	168%	97%	79%	64%	85%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

181

Financial Highlights

Transamerica Diversified Equity VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$13.82	$25.01	$22.05	$18.81	$17.69
Investment operations
Net investment income(a)	0.22	0.41	0.31	0.27	0.21
Net realized and unrealized gain (loss)	3.67	(11.21)	3.02	3.23	1.10
Total operations	3.89	(10.80)	3.33	3.50	1.31
Distributions
From net investment income	(0.22)	(0.39)	(0.37)	(0.26)	(0.19)
Total distributions	(0.22)	(0.39)	(0.37)	(0.26)	(0.19)
Net asset value
End of year	$17.49	$13.82	$25.01	$22.05	$18.81

Total return(b)	28.32%	(43.67%)	15.24%	18.79%	7.47%
Net assets end of year (000’s)	$422,067	$288,218	$611,618	$598,312	$581,669
Ratio and supplemental data
Expenses to average net assets	0.91%	0.84%	0.85%	0.87%	0.90%
Net investment income, to average net assets	1.49%	2.03%	1.31%	1.35%	1.20%
Portfolio turnover rate	54%	18%	34%	59%	61%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$13.74	$24.85	$21.93	$18.73	$17.65
Investment operations
Net investment income(a)	0.18	0.37	0.26	0.21	0.16
Net realized and unrealized gain (loss)	3.63	(11.15)	2.99	3.23	1.10
Total operations	3.81	(10.78)	3.25	3.44	1.26
Distributions
From net investment income	(0.19)	(0.33)	(0.33)	(0.24)	(0.18)
Total distributions	(0.19)	(0.33)	(0.33)	(0.24)	(0.18)
Net asset value
End of year	$17.36	$13.74	$24.85	$21.93	$18.73

Total return(b)	27.85%	(43.81%)	14.98%	18.45%	7.23%
Net assets end of year (000’s)	$22,817	$8,498	$24,292	$16,329	$7,930
Ratio and supplemental data
Expenses to average net assets	1.16%	1.09%	1.10%	1.12%	1.15%
Net investment income, to average net assets	1.16%	1.83%	1.11%	1.02%	0.88%
Portfolio turnover rate	54%	18%	34%	59%	61%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

182

Financial Highlights

Transamerica Efficient Markets VP

For a share outstanding throughout each period	Initial Class				Service Class
	December 31, 2009		Nov 10 to Dec 31, 2008(i)		December 31, 2009		Nov 10 to Dec 31, 2008(i)
Net asset value
Beginning of year	$10.39		$10.00		$10.39		$10.00
Investment operations
Net investment income(a), (e)	0.27		0.10		0.25		0.11
Net realized and unrealized gain	1.62		0.29		1.61		0.28
Total operations	1.89		0.39		1.86		0.39
Distributions
From net investment income	(0.01)		–		(0.01)		–
From net realized gains	–	(b)	–		–	(b)	–
Total distributions	(0.01)		–		(0.01)		–
Net asset value
End of year	$12.27		$10.39		$12.24		$10.39

Total return(c)	18.15%		3.90%	(g)	17.86%		3.90%	(g)

Net assets end of year (000’s)	$831		$260		$26,854		$1,157
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.52%		0.52%	(h)	0.77%		0.77%	(h)
Before reimbursement/fee waiver	0.70%		17.77%	(h)	0.95%		18.02%	(h)
Net investment income, to average net assets(e)	2.42%		7.15%	(h)	2.20%		8.04%	(h)
Portfolio turnover rate(f)	37%		2%	(g)	37%		2%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than $(.01) per share.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

(i) Commenced operations on November 10, 2008.

183

Financial Highlights

Transamerica Federated Market Opportunity VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006		2005
Net asset value
Beginning of year	$13.37	$14.66	$15.40	$16.52		$17.59
Investment operations
Net investment income(a)	0.06	0.24	0.41	0.48		0.30
Net realized and unrealized gain (loss)	0.52	(0.85)	(0.50)	–	(b)	0.52
Total operations	0.58	(0.61)	(0.09)	0.48		0.82
Distributions
From net investment income	(0.45)	(0.68)	(0.58)	(0.28)		(0.40)
From net realized gains	(1.35)	–	(0.07)	(1.32)		(1.49)
Total distributions	(1.80)	(0.68)	(0.65)	(1.60)		(1.89)
Net asset value
End of year	$12.15	$13.37	$14.66	$15.40		$16.52

Total return(c)	4.20%	(4.53%)	(0.48%)	2.76%		4.96%
Net assets end of year (000’s)	$285,979	$298,449	$401,656	$518,866		$577,785
Ratio and supplemental data
Expenses to average net assets	0.84%	0.81%	0.82%	0.81%		0.83%
Net investment income, to average net assets	0.47%	1.64%	2.72%	2.94%		1.76%
Portfolio turnover rate	183%	290%	56%	91%		55%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$13.91	$15.20	$15.94	$17.05	$18.12
Investment operations
Net investment income(a)	0.05	0.21	0.38	0.45	0.27
Net realized and unrealized gain (loss)	0.52	(0.87)	(0.52)	0.01	0.54
Total operations	0.57	(0.66)	(0.14)	0.46	0.81
Distributions
From net investment income	(0.39)	(0.63)	(0.53)	(0.25)	(0.39)
From net realized gains	(1.35)	–	(0.07)	(1.32)	(1.49)
Total distributions	(1.74)	(0.63)	(0.60)	(1.57)	(1.88)
Net asset value
End of year	$12.74	$13.91	$15.20	$15.94	$17.05

Total return(c)	3.95%	(4.65%)	(0.70%)	2.47%	4.72%
Net assets end of year (000’s)	$13,590	$14,000	$25,139	$32,406	$32,851
Ratio and supplemental data
Expenses to average net assets	1.09%	1.06%	1.07%	1.06%	1.08%
Net investment income, to average net assets	0.31%	1.38%	2.48%	2.67%	1.54%
Portfolio turnover rate	183%	290%	56%	91%	55%

(a)  Calculated based on average number of shares outstanding.

(b)  Rounds to less than ($0.01) or $0.01.

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

184

Financial Highlights

Transamerica Focus VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$7.43	$13.88	$14.73	$14.71	$14.22
Investment operations
Net investment income(a)	0.07	0.18	0.16	0.18	0.10
Net realized and unrealized gain (loss)	1.99	(4.67)	(0.01)	2.26	0.48
Total operations	2.06	(4.49)	0.15	2.44	0.58
Distributions
From net investment income	(0.21)	(0.21)	(0.20)	(0.16)	(0.09)
From net realized gains	–	(1.75)	(0.80)	(2.26)	–
Total distributions	(0.21)	(1.96)	(1.00)	(2.42)	(0.09)
Net asset value
End of year	$9.28	$7.43	$13.88	$14.73	$14.71

Total return(b)	27.91%	(36.36%)	1.04%	18.56%	4.08%
Net assets end of year (000’s)	$156,691	$146,079	$297,425	$370,692	$379,373
Ratio and supplemental data
Expenses to average net assets	0.90%	0.86%	0.87%	0.88%	0.86%
Net investment income, to average net assets	0.94%	1.62%	1.11%	1.22%	0.68%
Portfolio turnover rate	131%	35%	15%	15%	33%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$7.41	$13.83	$14.69	$14.68	$14.21
Investment operations
Net investment income(a)	0.05	0.15	0.13	0.15	0.06
Net realized and unrealized gain (loss)	1.98	(4.66)	(0.02)	2.25	0.48
Total operations	2.03	(4.51)	0.11	2.40	0.54
Distributions
From net investment income	(0.17)	(0.16)	(0.17)	(0.13)	(0.07)
From net realized gains	–	(1.75)	(0.80)	(2.26)	–
Total distributions	(0.17)	(1.91)	(0.97)	(2.39)	(0.07)
Net asset value
End of year	$9.27	$7.41	$13.83	$14.69	$14.68

Total return(b)	27.57%	(36.54%)	0.77%	18.29%	3.81%
Net assets end of year (000’s)	$5,301	$4,065	$11,910	$12,810	$8,680
Ratio and supplemental data
Expenses to average net assets	1.15%	1.11%	1.12%	1.13%	1.11%
Net investment income, to average net assets	0.66%	1.35%	0.86%	0.99%	0.44%
Portfolio turnover rate	131%	35%	15%	15%	33%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts

185

Financial Highlights

Transamerica Foxhall Emerging Markets/Pacific Rim VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(h)		Service Class Jul 1 to Dec 31, 2009(h)

Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.12		0.38
Net realized and unrealized gain	0.84		0.56
Total operations	0.96		0.94
Net asset value
End of period	$10.96		$10.94

Total return(b)	9.60%	(f)	9.40%	(f)

Net assets end of period (000’s)	$12,102		$4,370
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(g)	1.25%	(g)
Before reimbursement/fee waiver	1.87%	(g)	2.12%	(g)
Net investment income, to average net assets(d)	2.29%	(g)	7.03%	(g)
Portfolio turnover rate(e)	207%	(f)	207%	(f)

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Does not include expenses of the investment companies in which the fund invests.

(d)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying funds.

(f)  Not annualized.

(g)  Annualized.

(h)  Commenced operations on July 1, 2009.

186

Financial Highlights

Transamerica Foxhall Global Conservative VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(i)		Service Class Jul 1 to Dec 31, 2009(i)

Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.09		0.17
Net realized and unrealized loss	—	(b)	(0.09)
Total operations	0.09		0.08
Net asset value
End of period	$10.09		$10.08

Total return(c)	0.90%	(g)	0.80%	(g)

Net assets end of period (000’s)	$1,880		$2,971
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	3.67%	(h)	3.92%	(h)
Net investment income, to average net assets(e)	1.80%	(h)	3.42%	(h)
Portfolio turnover rate(f)	198%	(g)	198%	(g)

(a)  Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Does not include expenses of the investment companies in which the fund invests.

(e)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f)  Does not include the portfolio activity of the underlying funds.

(g)  Not annualized.

(h)  Annualized.

(i)  Commenced operations on July 1, 2009.

187

Financial Highlights

Transamerica Foxhall Global Growth VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(h)		Service Class Jul 1 to Dec 31, 2009(h)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.11		0.30
Net realized and unrealized gain	0.92		0.71
Total operations	1.03		1.01
Net asset value
End of period	$11.03		$11.01

Total return(b)	10.30%	(f)	10.10%	(f)

Net assets end of period (000’s)	$12,318		$5,513
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(g)	1.25%	(g)
Before reimbursement/fee waiver	1.87%	(g)	2.12%	(g)
Net investment income, to average net assets(d)	2.04%	(g)	5.46%	(g)
Portfolio turnover rate(e)	255%	(f)	255%	(f)

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Does not include expenses of the investment companies in which the fund invests.

(d)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying funds.

(f)  Not annualized.

(g)  Annualized.

(h)  Commenced operations on July 1, 2009.

188

Financial Highlights

Transamerica Foxhall Global Hard Asset VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(h)		Service Class Jul 1 to Dec 31, 2009(h)

Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.07		0.23
Net realized and unrealized gain	0.27		0.10
Total operations	0.34		0.33
Net asset value
End of period	$10.34		$10.33

Total return(b)	3.40%	(f)	3.30%	(f)

Net assets end of period (000’s)	$7,065		$3,262
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(g)	1.25%	(g)
Before reimbursement/fee waiver	2.19%	(g)	2.44%	(g)
Net investment income, to average net assets(d)	1.30%	(g)	4.57%	(g)
Portfolio turnover rate(e)	248%	(f)	248%	(f)

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Does not include expenses of the investment companies in which the fund invests.

(d)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying funds.

(f)  Not annualized.

(g)  Annualized.

(h)  Commenced operations on July 1, 2009.

189

Financial Highlights

Transamerica Growth Opportunities VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008		2007	2006	2005
Net asset value
Beginning of year	$7.74	$18.18		$16.00	$15.69	$14.66
Investment operations
Net investment income (loss)(a)	– (b)	0.03		(0.01)	0.01	0.04
Net realized and unrealized gain (loss)	2.85	(6.12)		3.58	0.76	2.18
Total operations	2.85	(6.09)		3.57	0.77	2.22
Distributions
From net investment income	(0.03)	–		(0.01)	(0.04)	–
From net realized gains	–	(4.35)		(1.38)	(0.42)	(1.19)
Total distributions	(0.03)	(4.35)		(1.39)	(0.46)	(1.19)
Net asset value
End of year	$10.56	$7.74		$18.18	$16.00	$15.69

Total return(c)	36.86%	(40.90%)		23.09%	5.10%	16.23%
Net assets end of year (000’s)	$288,629	$180,962		$485,162	$478,963	$445,761
Ratio and supplemental data
Expenses to average net assets	0.88%	0.85%		0.83%	0.84%	0.86%
Net investment income (loss), to average net assets	0.04%	0.25%		(0.08%)	0.05%	0.30%
Portfolio turnover rate	60%	47%		73%	68%	44%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008		2007	2006	2005
Net asset value
Beginning of year	$7.64	$18.00		$15.88	$15.59	$14.61
Investment operations
Net investment loss(a)	(0.02)	–	(b)	(0.06)	(0.03)	–	(b)
Net realized and unrealized gain (loss)	2.81	(6.05)		3.56	0.75	2.17
Total operations	2.79	(6.05)		3.50	0.72	2.17
Distributions
From net investment income	–	–		–	(0.01)	–
From net realized gains	–	(4.31)		(1.38)	(0.42)	(1.19)
Total distributions	–	(4.31)		(1.38)	(0.43)	(1.19)
Net asset value
End of year	$10.43	$7.64		$18.00	$15.88	$15.59

Total return(c)	36.52%	(41.06%)		22.74%	4.90%	15.93%
Net assets end of year (000’s)	$11,126	$7,425		$20,062	$16,847	$14,980
Ratio and supplemental data
Expenses to average net assets	1.13%	1.10%		1.08%	1.09%	1.11%
Net investment loss, to average net assets	(0.20%)	–%	(d)	(0.33%)	(0.20%)	0.03%
Portfolio turnover rate	60%	47%		73%	68%	44%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Rounds to less than (0.01%) or 0.01%.

190

Financial Highlights

Transamerica Hanlon Balanced VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.49		0.62
Net realized and unrealized gain	0.91		0.76
Total operations	1.40		1.38
Net asset value
End of period	$11.40		$11.38

Total return(b)	14.00%	(g)	13.80%	(g)

Net assets end of year (000’s)	$5,067		$3,186
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	2.06%	(h)	2.31%	(h)
Net investment income, to average net assets(e)	6.78%	(h)	8.50%	(h)
Portfolio turnover rate(f)	48%	(g)	48%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

191

Financial Highlights

Transamerica Hanlon Growth VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.48		0.62
Net realized and unrealized gain	1.04		0.88
Total operations	1.52		1.50
Net asset value
End of period	$11.52		$11.50

Total return(b)	15.20%	(g)	15.00%	(g)

Net assets end of year (000’s)	$10,661		$2,093
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	1.53%	(h)	1.78%	(h)
Net investment income, to average net assets(e)	6.64%	(h)	8.51%	(h)
Portfolio turnover rate(f)	68%	(g)	68%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

192

Financial Highlights

Transamerica Hanlon Growth and Income VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.48		0.58
Net realized and unrealized gain	0.95		0.84
Total operations	1.43		1.42
Net asset value
End of period	$11.43		$11.42

Total return(b)	14.30%	(g)	14.20%	(g)

Net assets end of year (000’s)	$6,712		$2,285
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	1.88%	(h)	2.13%	(h)
Net investment income, to average net assets(e)	6.73%	(h)	8.02%	(h)
Portfolio turnover rate(f)	56%	(g)	56%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

193

Financial Highlights

Transamerica Hanlon Managed Income VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.35		0.39
Net realized and unrealized gain	0.74		0.69
Total operations	1.09		1.08
Net asset value
End of period	$11.09		$11.08

Total return(b)	10.90%	(g)	10.80%	(g)

Net assets end of year (000’s)	$17,794		$19,495
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	1.32%	(h)	1.57%	(h)
Net investment income, to average net assets(e)	4.90%	(h)	5.29%	(h)
Portfolio turnover rate(f)	99%	(g)	99%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

194

Financial Highlights

Transamerica Index 35 VP

For a share outstanding throughout each period	Initial Class Nov 19 to Dec 31, 2009(h)		Service Class Nov 19 to Dec 31, 2009(h)
Net asset value
Beginning of year	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.07		0.10
Net realized and unrealized gain	(0.07)		(0.10)
Total operations	0.00		0.00
Net asset value
End of period	$10.00		$10.00

Total return(b)	–%	(f)	–%	(f)

Net assets end of year (000’s)	$250		$1,755
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.37%	(g)	0.62%	(g)
Before reimbursement/fee waiver	27.72%	(g)	27.97%	(g)
Net investment income, to average net assets(d)	5.92%	(g)	8.60%	(g)
Portfolio turnover rate(e)	1%	(f)	1%	(f)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying funds.

(f) Not annualized.

(g) Annualized.

(h) Commenced operations on November 19, 2009.

195

Financial Highlights

Transamerica Index 50 VP

For a share outstanding throughout each period	Initial Class			Service Class
	December 31, 2009	May 1 to Dec 31, 2008(h)		December 31, 2009	May 1 to Dec 31, 2008(h)
Net asset value
Beginning of year	$8.28	$10.00		$8.26	$10.00
Investment operations
Net investment income(a),(d)	0.26	0.25		0.28	0.38
Net realized and unrealized gain (loss)	1.12	(1.97)		1.08	(2.12)
Total operations	1.38	(1.72)		1.36	(1.74)
Distributions
From net investment income	(0.03)	—		(0.02)	—
Total distributions	(0.03)	—		(0.02)	—
Net asset value
End of year	$9.63	$8.28		$9.60	$8.26

Total return(b)	16.62%	(17.20)%	(f)	16.53%	(17.40)%	(f)

Net assets end of year (000’s)	$378	$315		$191,443	$22,471
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.37%	0.37%	(g)	0.62%	0.62%	(g)
Before reimbursement/fee waiver	0.38%	1.23%	(g)	0.63%	1.48%	(g)
Net investment income, to average net assets(d)	2.91%	4.21%	(g)	3.09%	7.06%	(g)
Portfolio turnover rate(e)	27%	17%	(f)	27%	17%	(f)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying funds.

(f) Not annualized.

(g) Annualized.

(h) Commenced operations on May 1, 2008.

196

Financial Highlights

Transamerica Index 75 VP

For a share outstanding throughout each period	Initial Class				Service Class
	December 31, 2009		May 1 to Dec 31, 2008(i)		December 31, 2009		May 1 to Dec 31, 2008(i)
Net asset value
Beginning of year	$7.31		$10.00		$7.29		$10.00
Investment operations
Net investment income(a),(e)	0.16		0.33		0.23		0.38
Net realized and unrealized gain (loss)	1.57		(3.02)		1.46		(3.09)
Total operations	1.73		(2.69)		1.69		(2.71)
Distributions
From net investment income	(0.03)		—		(0.03)		—
From net realized gains	—	(b)	—		—	(b)	—
Total distributions	(0.03)		—		(0.03)		—
Net asset value
End of year	$9.01		$7.31		$8.95		$7.29

Total return(c)	23.68%		(26.90)%	(g)	23.18%		(27.10)%	(g)

Net assets end of year (000’s)	$1,016		$2		$431,394		$57
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.37%		0.37%	(h)	0.62%		0.62%	(h)
Before reimbursement/fee waiver	0.35%		0.67%	(h)	0.60%		0.92%	(h)
Net investment income, to average net assets(e)	2.17%		6.63%	(h)	2.75%		7.71%	(h)
Portfolio turnover rate(f)	24%		11%	(g)	24%		11%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

(i) Commenced operations on May 1, 2008.

197

Financial Highlights

Transamerica Index 100 VP

For a share outstanding throughout each period
	Initial Class Nov 19 to Dec 31, 2009(h)		Service Class Nov 19 to Dec 31, 2009(h)
Net asset value
Beginning of year	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.10		0.14
Net realized and unrealized gain	0.16		0.12
Total operations	0.26		0.26
Net asset value
End of period	$10.26		$10.26

Total return(b)	2.60%	(f)	2.60%	(f)

Net assets end of year (000’s)	$257		$640
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.40%	(g)	0.65%	(g)
Before reimbursement/fee waiver	61.05%	(g)	61.30%	(g)
Net investment income, to average net assets(d)	8.52%	(g)	12.07%	(g)
Portfolio turnover rate(e)	7%	(f)	7%	(f)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying funds.

(f) Not annualized.

(g) Annualized.

(h) Commenced operations on November 19, 2009.

198

Financial Highlights

Transamerica International Moderate Growth VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,				May 1 to Dec 31, 2006(h)
	2009	2008	2007
Net asset value
Beginning of year	$6.72	$11.12	$10.43		$10.00
Investment operations
Net investment income(a),(c)	0.25	0.26	0.56		0.85
Net realized and unrealized gain (loss)	1.73	(4.14)	0.34		(0.42)
Total operations	1.98	(3.88)	0.90		0.43
Distributions
From net investment income	(0.20)	(0.21)	(0.13)		—
From net realized gains	—	(0.31)	(0.08)		—
Total distributions	(0.20)	(0.52)	(0.21)		—
Net asset value
End of year	$8.50	$6.72	$11.12		$10.43

Total return(b)	29.69%	(36.12)%	8.69%		4.30%	(f)

Net assets end of year (000’s)	$19,430	$15,195	$24,495		$7,516
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.14%	0.15%	0.19%	(i)	0.25%	(g)
Before reimbursement/fee waiver	0.14%	0.15%	0.19%	(i)	0.39%	(g)
Net investment income, to average net assets(c)	3.43%	2.76%	5.05%		12.92%	(g)
Portfolio turnover rate(e)	31%	19%	1%		1%	(f)

For a share outstanding throughout each period	Service Class
	Year Ended December 31,				May 1 to Dec 31, 2006(h)
	2009	2008	2007
Net asset value
Beginning of year	$6.68	$11.08	$10.41		$10.00
Investment operations
Net investment income(a),(c)	0.25	0.28	0.57		0.84
Net realized and unrealized gain (loss)	1.70	(4.17)	0.31		(0.43)
Total operations	1.95	(3.89)	0.88		0.41
Distributions
From net investment income	(0.19)	(0.20)	(0.13)		—
From net realized gains	—	(0.31)	(0.08)		—
Total distributions	(0.19)	(0.51)	(0.21)		—
Net asset value
End of year	$8.44	$6.68	$11.08		$10.41

Total return(b)	29.33%	(36.32)%	8.49%		4.10%	(f)

Net assets end of year (000’s)	$422,402	$255,872	$225,620		$44,053
Ratio and supplemental data

Expenses to average net assets(d)
After reimbursement/fee waiver	0.39%	0.40%	0.44%	(i)	0.50%	(g)
Before reimbursement/fee waiver	0.39%	0.40%	0.44%	(i)	0.64%	(g)
Net investment income, to average net assets(c)	3.40%	3.08%	5.18%		12.63%	(g)
Portfolio turnover rate(e)	31%	19%	1%		1%	(f)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

199

(c) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying affiliated funds.

(f) Not annualized.

(g) Annualized.

(h) Commenced operations on May 1, 2006.

(i) Ratio is inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

200

Financial Highlights

Transamerica Jennison Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008		2007	2006	2005
Net asset value
Beginning of year	$5.00	$8.25		$7.86	$8.55	$8.01
Investment operations
Net investment income (loss)(a)	0.01	0.02		0.01	0.01	(0.01)
Net realized and unrealized gain (loss)	2.04	(2.99)		0.86	0.08	1.07
Total operations	2.05	(2.97)		0.87	0.09	1.06
Distributions
From net investment income	(0.01)	(0.01)		(0.01)	–	(0.02)
From net realized gains	–	(0.27)		(0.47)	(0.78)	(0.50)
Total distributions	(0.01)	(0.28)		(0.48)	(0.78)	(0.52)
Net asset value
End of year	$7.04	$5.00		$8.25	$7.86	$8.55

Total return(c)	41.00%	(37.01%)		11.51%	1.96%	13.79%
Net assets end of year (000's)	$476,900	$192,623		$161,847	$145,174	$152,630
Ratio and supplemental data
Expenses to average net assets	0.85%	0.86%		0.86%	0.87%	0.87%
Net investment income (loss), to average net assets	0.16%	0.29%		0.16%	0.07%	(0.14%)
Portfolio turnover rate	76%	74%		72%	78%	67%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008		2007	2006	2005
Net asset value
Beginning of year	$4.94	$8.16		$7.79	$8.51	$7.98
Investment operations
Net investment loss(a)	(0.01)	–	(b)	(0.01)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	2.02	(2.95)		0.85	0.08	1.06
Total operations	2.01	(2.95)		0.84	0.06	1.03
Distributions
From net investment income	–	–		–	–	–	(b)
From net realized gains	–	(0.27)		(0.47)	(0.78)	(0.50)
Total distributions	–	(0.27)		(0.47)	(0.78)	(0.50)
Net asset value
End of year	$6.95	$4.94		$8.16	$7.79	$8.51

Total return(c)	40.69%	(37.11%)		11.28%	1.60%	13.52%
Net assets end of year (000's)	$3,324	$695		$1,223	$838	$469
Ratio and supplemental data
Expenses to average net assets	1.10%	1.11%		1.11%	1.12%	1.12%
Net investment income (loss), to average net assets	(0.13%)	0.01%		(0.13%)	(0.21%)	(0.41%)
Portfolio turnover rate	76%	74%		72%	78%	67%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

201

Financial Highlights

Transamerica JPMorgan Core Bond VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.95	$11.81	$11.66	$11.83	$12.23
Investment operations
Net investment income(a)	0.73	0.58	0.52	0.53	0.54
Net realized and unrealized gain (loss)	0.40	0.06	0.26	(0.07)	(0.26)
Total operations	1.13	0.64	0.78	0.46	0.28
Distributions
From net investment income	(0.58)	(0.50)	(0.63)	(0.63)	(0.66)
From net realized gains	(0.09)	–	–	–	(0.02)
Total distributions	(0.67)	(0.50)	(0.63)	(0.63)	(0.68)
Net asset value
End of year	$12.41	$11.95	$11.81	$11.66	$11.83

Total return(b)	9.58%	5.58%	6.85%	3.92%	2.30%
Net assets end of year (000's)	$159,532	$135,307	$142,788	$157,167	$185,820
Ratio and supplemental data
Expenses to average net assets	0.57%	0.55%	0.58%	0.57%	0.59%
Net investment income, to average net assets	5.95%	4.88%	4.46%	4.54%	4.42%
Portfolio turnover rate	18%	28%	4%	5%	6%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$12.58	$12.43	$12.24	$12.41	$12.81
Investment operations
Net investment income(a)	0.74	0.58	0.52	0.53	0.53
Net realized and unrealized gain (loss)	0.43	0.06	0.27	(0.09)	(0.27)
Total operations	1.17	0.64	0.79	0.44	0.26
Distributions
From net investment income	(0.55)	(0.49)	(0.60)	(0.61)	(0.64)
From net realized gains	(0.09)	–	–	–	(0.02)
Total distributions	(0.64)	(0.49)	(0.60)	(0.61)	(0.66)
Net asset value
End of year	$13.11	$12.58	$12.43	$12.24	$12.41

Total return(b)	9.38%	5.25%	6.61%	3.63%	2.07%
Net assets end of year (000's)	$16,511	$13,957	$11,460	$10,591	$8,293
Ratio and supplemental data
Expenses to average net assets	0.82%	0.80%	0.83%	0.82%	0.84%
Net investment income, to average net assets	5.73%	4.65%	4.21%	4.29%	4.16%
Portfolio turnover rate	18%	28%	4%	5%	6%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

202

Financial Highlights

Transamerica JPMorgan Enhanced Index VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.15	$16.43	$16.35	$14.34	$14.04
Investment operations
Net investment income(a)	0.14	0.20	0.19	0.17	0.13
Net realized and unrealized gain (loss)	2.26	(5.49)	0.56	2.01	0.35
Total operations	2.40	(5.29)	0.75	2.18	0.48
Distributions
From net investment income	(0.19)	(0.23)	(0.21)	(0.17)	(0.18)
From net realized gains	–	(2.76)	(0.46)	–	–
Total distributions	(0.19)	(2.99)	(0.67)	(0.17)	(0.18)
Net asset value
End of year	$10.36	$8.15	$16.43	$16.35	$14.34

Total return(b)	29.59%	(37.35%)	4.54%	15.31%	3.46%
Net assets end of year (000’s)	$107,759	$83,543	$164,761	$193,322	$200,857
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.84%	0.82%	0.81%	0.81%	0.83%
Before reimbursement/fee waiver	0.85%	0.82%	0.81%	0.81%	0.83%
Net investment income, to average net assets	1.57%	1.59%	1.13%	1.16%	0.95%
Portfolio turnover rate	117%	74%	55%	55%	42%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.17	$16.45	$16.37	$14.36	$14.08
Investment operations
Net investment income(a)	0.12	0.17	0.15	0.14	0.10
Net realized and unrealized gain (loss)	2.26	(5.50)	0.56	2.00	0.35
Total operations	2.38	(5.33)	0.71	2.14	0.45
Distributions
From net investment income	(0.15)	(0.19)	(0.17)	(0.13)	(0.17)
From net realized gains	–	(2.76)	(0.46)	–	–
Total distributions	(0.15)	(2.95)	(0.63)	(0.13)	(0.17)
Net asset value
End of year	$10.40	$8.17	$16.45	$16.37	$14.36

Total return(b)	29.32%	(37.52%)	4.30%	14.96%	3.20%
Net assets end of year (000’s)	$4,671	$3,116	$7,051	$6,851	$7,462
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.09%	1.07%	1.06%	1.06%	1.08%
Before reimbursement/fee waiver	1.10%	1.07%	1.06%	1.06%	1.08%
Net investment income, to average net assets	1.32%	1.32%	0.88%	0.91%	0.71%
Portfolio turnover rate	117%	74%	55%	55%	42%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

203

Financial Highlights

Transamerica JPMorgan Mid Cap Value VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.25	$15.79	$16.60	$15.89	$14.81
Investment operations
Net investment income(a)	0.18	0.19	0.19	0.17	0.13
Net realized and unrealized gain (loss)	2.22	(4.89)	0.29	2.39	1.22
Total operations	2.40	(4.70)	0.48	2.56	1.35
Distributions
From net investment income	(0.18)	(0.20)	(0.17)	(0.15)	(0.03)
From net realized gains	(0.31)	(1.64)	(1.12)	(1.70)	(0.24)
Total distributions	(0.49)	(1.84)	(1.29)	(1.85)	(0.27)
Net asset value
End of year	$11.16	$9.25	$15.79	$16.60	$15.89

Total return(b)	26.41%	(32.88%)	2.83%	17.25%	9.15%
Net assets end of year (000’s)	$238,019	$190,306	$336,861	$353,498	$338,377
Ratio and supplemental data
Expenses to average net assets	0.89%	0.88%	0.87%	0.88%	0.89%	(c)
Net investment income, to average net assets	1.85%	1.40%	1.10%	1.02%	0.82%
Portfolio turnover rate	34%	43%	45%	40%	68%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.22	$15.73	$16.54	$15.83	$14.77
Investment operations
Net investment income(a)	0.16	0.14	0.15	0.13	0.09
Net realized and unrealized gain (loss)	2.21	(4.87)	0.28	2.37	1.22
Total operations	2.37	(4.73)	0.43	2.50	1.31
Distributions
From net investment income	(0.13)	(0.14)	(0.12)	(0.09)	(0.01)
From net realized gains	(0.31)	(1.64)	(1.12)	(1.70)	(0.24)
Total distributions	(0.44)	(1.78)	(1.24)	(1.79)	(0.25)
Net asset value
End of year	$11.15	$9.22	$15.73	$16.54	$15.83

Total return(b)	26.12%	(33.08%)	2.53%	16.96%	8.86%
Net assets end of year (000’s)	$669	$161	$435	$516	$614
Ratio and supplemental data
Expenses to average net assets	1.14%	1.13%	1.12%	1.13%	1.14%	(c)
Net investment income, to average net assets	1.63%	1.08%	0.89%	0.77%	0.59%
Portfolio turnover rate	34%	43%	45%	40%	68%

(a)  Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Includes recaptured expense by the investment adviser. The impact of recaptured expense was 0.02%.

204

Financial Highlights

Transamerica MFS International Equity VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$4.98	$8.88	$10.03	$8.75	$8.61
Investment operations
Net investment income(a)	0.08	0.15	0.18	0.08	0.11
Net realized and unrealized gain (loss)	1.53	(3.04)	0.63	1.88	0.92
Total operations	1.61	(2.89)	0.81	1.96	1.03
Distributions
From net investment income	(0.15)	(0.13)	(0.10)	(0.14)	(0.07)
From net realized gains	—	(0.88)	(1.86)	(0.54)	(0.82)
Total distributions	(0.15)	(1.01)	(1.96)	(0.68)	(0.89)
Net asset value
End of year	$6.44	$4.98	$8.88	$10.03	$8.75

Total return(b)	32.68%	(35.29%)	9.15%	23.07%	12.86%
Net assets end of year (000’s)	$191,514	$167,025	$327,306	$354,278	$265,260
Ratio and supplemental data
Expenses to average net assets	1.08%	1.05%	1.05%	1.07%	1.10%
Net investment income, to average net assets	1.58%	2.03%	1.77%	0.79%	1.30%
Portfolio turnover rate	18%	26%	35%	138%	103%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$4.92	$8.80	$9.97	$8.70	$8.59
Investment operations
Net investment income(a)	0.06	0.12	0.12	0.05	0.08
Net realized and unrealized gain (loss)	1.51	(3.01)	0.66	1.89	0.91
Total operations	1.57	(2.89)	0.78	1.94	0.99
Distributions
From net investment income	(0.13)	(0.11)	(0.09)	(0.13)	(0.06)
From net realized gains	—	(0.88)	(1.86)	(0.54)	(0.82)
Total distributions	(0.13)	(0.99)	(1.95)	(0.67)	(0.88)
Net asset value
End of year	$6.36	$4.92	$8.80	$9.97	$8.70

Total return(b)	32.24%	(35.54%)	8.87%	22.92%	12.42%
Net assets end of year (000’s)	$13,324	$7,656	$14,658	$8,120	$3,850
Ratio and supplemental data
Expenses to average net assets	1.33%	1.30%	1.30%	1.32%	1.35%
Net investment income, to average net assets	1.17%	1.76%	1.27%	0.55%	0.97%
Portfolio turnover rate	18%	26%	35%	138%	103%
(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

205

Financial Highlights

Transamerica Money Market VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value
Beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00
Investment operations
Net investment income(a)	–	(b)	0.02	0.05	0.05	0.03
Total operations	–	(b)	0.02	0.05	0.05	0.03
Distributions
From net investment income	–	(b)	(0.02)	(0.05)	(0.05)	(0.03)
Total distributions	–	(b)	(0.02)	(0.05)	(0.05)	(0.03)
Net asset value
End of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total return(c)	0.13%		2.37%	4.91%	4.74%	2.89%
Net assets end of year (000’s)	$493,531		$806,629	$495,893	$454,784	$347,350
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.36%	(d)	0.41%	0.40%	0.40%	0.40%
Before reimbursement/fee waiver	0.43%	(d)	0.41%	0.40%	0.40%	0.40%
Net investment income, to average net assets	0.15%		2.31%	4.88%	4.69%	2.84%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value
Beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00
Investment operations
Net investment income(a)	–	(b)	0.02	0.05	0.04	0.03
Total operations	–	(b)	0.02	0.05	0.04	0.03
Distributions
From net investment income	–	(b)	(0.02)	(0.05)	(0.04)	(0.03)
Total distributions	–	(b)	(0.02)	(0.05)	(0.04)	(0.03)
Net asset value
End of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total return(c)	0.04%		2.28%	4.65%	4.48%	2.63%
Net assets end of year (000’s)	$250,760		$297,764	$94,703	$43,663	$29,402
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.46%	(d)	0.66%	0.65%	0.65%	0.65%
Before reimbursement/fee waiver	0.68%	(d)	0.66%	0.65%	0.65%	0.65%
Net investment income, to average net assets	0.04%		1.95%	4.62%	4.47%	2.69%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratios are inclusive of Treasury expense. The impact of this expense was 0.03% on the Initial Class and 0.02% on the Service Class.

206

Financial Highlights

Transamerica Morgan Stanley Active International Allocation VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value
Beginning of year	$8.73		$17.16	$15.29	$12.42	$11.30
Investment operations
Net investment income(a)	0.15		0.28	0.29	0.25	0.18
Net realized and unrealized gain (loss)	2.10		(6.34)	2.05	2.67	1.34
Total operations	2.25		(6.06)	2.34	2.92	1.52
Distributions
From net investment income	(0.02)		(0.49)	(0.47)	(0.05)	(0.40)
From net realized gains	(0.15)		(1.88)	–	–	–
Total distributions	(0.17)		(2.37)	(0.47)	(0.05)	(0.40)
Net asset value
End of year	$10.81		$8.73	$17.16	$15.29	$12.42

Total return(c)	25.88%		(38.83%)	15.60%	23.51%	13.79%
Net assets end of year (000’s)	$129,300		$120,650	$247,159	$230,638	$190,875
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.07%		1.07%	1.02%	0.94%	0.94%
Before reimbursement/fee waiver	1.12%		1.09%	1.04%	1.05%	1.12%
Net investment income, to average net assets	1.66%		2.08%	1.75%	1.84%	1.62%
Portfolio turnover rate	38%		27%	27%	17%	22%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value
Beginning of year	$8.70		$17.12	$15.28	$12.43	$11.32
Investment operations
Net investment income(a)	0.12		0.25	0.25	0.21	0.15
Net realized and unrealized gain (loss)	2.10		(6.33)	2.04	2.67	1.36
Total operations	2.22		(6.08)	2.29	2.88	1.51
Distributions
From net investment income	–	(b)	(0.46)	(0.45)	(0.03)	(0.40)
From net realized gains	(0.15)		(1.88)	–	–	–
Total distributions	(0.15)		(2.34)	(0.45)	(0.03)	(0.40)
Net asset value
End of year	$10.77		$8.70	$17.12	$15.28	$12.43

Total return(c)	25.68%		(39.05%)	15.27%	23.18%	13.61%
Net assets end of year (000’s)	$13,613		$9,046	$17,983	$12,147	$4,917
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.32%		1.32%	1.27%	1.19%	1.19%
Before reimbursement/fee waiver	1.37%		1.34%	1.29%	1.30%	1.37%
Net investment income, to average net assets	1.30%		1.84%	1.47%	1.48%	1.27%
Portfolio turnover rate	38%		27%	27%	17%	22%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

207

Financial Highlights

Transamerica Morgan Stanley Mid-Cap Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008		2007	2006		2005
Net asset value
Beginning of year	$13.59	$25.83		$21.08	$19.18		$17.85
Investment operations
Net investment income (loss)(a)	0.03	–	(b)	0.11	0.05		(0.02)
Net realized and unrealized gain (loss)	8.20	(11.80)		4.64	1.85		1.37
Total operations	8.23	(11.80)		4.75	1.90		1.35
Distributions
From net investment income	–	(0.44)		–	–		(0.02)
Total distributions	–	(0.44)		–	–		(0.02)
Net asset value
End of year	$21.82	$13.59		$25.83	$21.08		$19.18

Total return(c)	60.56%	(46.29%)		22.53%	9.91%		7.55%
Net assets end of year (000’s)	$437,513	$294,219		$648,069	$593,375		$642,496
Ratio and supplemental data
Expenses to average net assets	0.93%	0.87%		0.89%	0.89%		0.92%
Net investment income (loss), to average net assets	0.16%	0.03%		0.47%	0.24%		(0.13%)
Portfolio turnover rate	35%	39%		76%	65%		177%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008		2007	2006		2005
Net asset value
Beginning of year	$13.44	$25.56		$20.91	$19.07		$17.78
Investment operations
Net investment income (loss)(a)	(0.01)	(0.05)		0.05	–	(b)	(0.07)
Net realized and unrealized gain (loss)	8.09	(11.68)		4.60	1.84		1.36
Total operations	8.08	(11.73)		4.65	1.84		1.29
Distributions
From net investment income	–	(0.39)		–	–		–
Total distributions	–	(0.39)		–	–		–
Net asset value
End of year	$21.52	$13.44		$25.56	$20.91		$19.07

Total return(c)	60.12%	(46.44%)		22.24%	9.59%		7.31%
Net assets end of year (000’s)	$10,729	$4,363		$12,057	$6,634		$4,758
Ratio and supplemental data
Expenses to average net assets	1.18%	1.12%		1.14%	1.14%		1.17%
Net investment income (loss), to average net assets	(0.06%)	(0.22%)		0.21%	–%	(d)	(0.40%)
Portfolio turnover rate	35%	39%		76%	65%		177%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Rounds to less than (0.01%) or 0.01%.

208

Financial Highlights

Transamerica Multi Managed Large Cap Core VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.09	$19.04	$18.73	$18.23	$16.90
Investment operations
Net investment income(a)	0.10	0.18	0.19	0.15	0.14
Net realized and unrealized gain (loss)	4.02	(7.25)	1.50	1.59	1.43
Total operations	4.12	(7.07)	1.69	1.74	1.57
Distributions
From net investment income	(0.09)	(0.23)	(0.19)	(0.18)	(0.24)
From net realized gains	–	(2.65)	(1.19)	(1.06)	–
Total distributions	(0.09)	(2.88)	(1.38)	(1.24)	(0.24)
Net asset value
End of year	$13.12	$9.09	$19.04	$18.73	$18.23

Total return(b)	45.41%	(42.08%)	9.25%	10.33%	9.41%
Net assets end of year (000’s)	$199,996	$73,100	$153,192	$180,443	$208,119
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.84%	0.83%	0.82%	0.82%	0.82%
Before reimbursement/fee waiver	0.85%	0.83%	0.82%	0.82%	0.82%
Net investment income, to average net assets	0.91%	1.20%	0.97%	0.81%	0.84%
Portfolio turnover rate	73%	37%	37%	40%	50%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.27	$19.36	$19.04	$18.52	$17.19
Investment operations
Net investment income(a)	0.07	0.14	0.15	0.10	0.10
Net realized and unrealized gain (loss)	4.10	(7.38)	1.51	1.63	1.45
Total operations	4.17	(7.24)	1.66	1.73	1.55
Distributions
From net investment income	(0.08)	(0.20)	(0.15)	(0.15)	(0.22)
From net realized gains	–	(2.65)	(1.19)	(1.06)	–
Total distributions	(0.08)	(2.85)	(1.34)	(1.21)	(0.22)
Net asset value
End of year	$13.36	$9.27	$19.36	$19.04	$18.52

Total return(b)	45.09%	(42.20%)	8.94%	10.06%	9.12%
Net assets end of year (000’s)	$12,453	$1,852	$1,878	$1,428	$1,076
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.09%	1.08%	1.06%	1.07%	1.07%
Before reimbursement/fee waiver	1.10%	1.08%	1.06%	1.07%	1.07%
Net investment income, to average net assets	0.65%	0.98%	0.74%	0.55%	0.59%
Portfolio turnover rate	73%	37%	37%	40%	50%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

209

Financial Highlights

Transamerica PIMCO Total Return VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007		2006	2005
Net asset value
Beginning of year	$10.66	$11.65	$10.98		$10.91	$11.12
Investment operations
Net investment income(a)	0.52	0.55	0.50		0.45	0.36
Net realized and unrealized gain (loss)	1.16	(0.86)	0.46		–	(0.10)
Total operations	1.68	(0.31)	0.96		0.45	0.26
Distributions
From net investment income	(0.73)	(0.51)	(0.29)		(0.38)	(0.20)
From net realized gains	(0.36)	(0.17)	–	(b)	–	(0.27)
Total distributions	(1.09)	(0.68)	(0.29)		(0.38)	(0.47)
Net asset value
End of year	$11.25	$10.66	$11.65		$10.98	$10.91

Total return(c)	16.03%	(2.79%)	8.95%		4.21%	2.33%
Net assets end of year (000’s)	$1,365,123	$1,213,602	$1,292,286		$976,434	$726,038
Ratio and supplemental data
Expenses to average net assets	0.70%	0.70%	0.70%		0.73%	0.74%
Net investment income, to average net assets	4.62%	4.87%	4.47%		4.13%	3.28%
Portfolio turnover rate	729%	740%	728%		709%	387%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007		2006	2005
Net asset value
Beginning of year	$10.66	$11.67	$11.00		$10.93	$11.16
Investment operations
Net investment income(a)	0.48	0.51	0.47		0.42	0.34
Net realized and unrealized gain (loss)	1.17	(0.85)	0.47		0.01	(0.11)
Total operations	1.65	(0.34)	0.94		0.43	0.23
Distributions
From net investment income	(0.72)	(0.50)	(0.27)		(0.36)	(0.19)
From net realized gains	(0.36)	(0.17)	–	(b)	–	(0.27)
Total distributions	(1.08)	(0.67)	(0.27)		(0.36)	(0.46)
Net asset value
End of year	$11.23	$10.66	$11.67		$11.00	$10.93

Total return(c)	15.75%	(3.07%)	8.80%		3.90%	2.03%
Net assets end of year (000’s)	$248,133	$65,268	$32,336		$24,957	$23,661
Ratio and supplemental data
Expenses to average net assets	0.95%	0.95%	0.95%		0.98%	0.99%
Net investment income, to average net assets	4.28%	4.55%	4.23%		3.86%	3.10%
Portfolio turnover rate	729%	740%	728%		709%	387%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

210

Financial Highlights

Transamerica ProFund UltraBear VP

For a share outstanding throughout each period	Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment loss(a), (e)	(0.05)
Net realized and unrealized loss	(4.27)
Total operations	(4.32)
Net asset value
End of period	$5.68

Total return(b)	(43.20%)	(g)
Net assets end of year (000’s)	$995
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.23%	(h)
Before reimbursement/fee waiver	12.53%	(h)
Net investment loss, to average net assets(e)	(1.21%)	(h)
Portfolio turnover rate(f)	—%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

211

Financial Highlights

Transamerica Small/Mid Cap Value VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.60	$22.10	$19.58	$18.33	$16.94
Investment operations
Net investment income(a)	0.14	0.28	0.34	0.19	0.16
Net realized and unrealized gain (loss)	4.84	(8.43)	4.35	2.94	2.11
Total operations	4.98	(8.15)	4.69	3.13	2.27
Distributions
From net investment income	(0.44)	(0.29)	(0.21)	(0.18)	(0.08)
From net realized gains	–	(2.06)	(1.96)	(1.70)	(0.80)
Total distributions	(0.44)	(2.35)	(2.17)	(1.88)	(0.88)
Net asset value
End of year	$16.14	$11.60	$22.10	$19.58	$18.33

Total return(b)	43.21%	(40.86%)	24.74%	18.05%	13.56%
Net assets end of year (000’s)	$222,235	$175,980	$463,795	$409,879	$407,351
Ratio and supplemental data
Expenses to average net assets	0.88%	0.86%	0.85%	0.86%	0.86%
Net investment income, to average net assets	1.03%	1.52%	1.57%	0.98%	0.92%
Portfolio turnover rate	89%	60%	18%	24%	33%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.49	$21.94	$19.48	$18.26	$16.92
Investment operations
Net investment income(a)	0.12	0.23	0.27	0.14	0.15
Net realized and unrealized gain (loss)	4.78	(8.36)	4.33	2.94	2.06
Total operations	4.90	(8.13)	4.60	3.08	2.21
Distributions
From net investment income	(0.38)	(0.26)	(0.18)	(0.16)	(0.07)
From net realized gains	–	(2.06)	(1.96)	(1.70)	(0.80)
Total distributions	(0.38)	(2.32)	(2.14)	(1.86)	(0.87)
Net asset value
End of year	$16.01	$11.49	$21.94	$19.48	$18.26

Total return(b)	42.90%	(41.05%)	24.39%	17.82%	13.26%
Net assets end of year (000’s)	$24,407	$12,628	$31,226	$15,822	$10,717
Ratio and supplemental data
Expenses to average net assets	1.13%	1.11%	1.10%	1.11%	1.11%
Net investment income, to average net assets	0.91%	1.29%	1.27%	0.73%	0.82%
Portfolio turnover rate	89%	60%	18%	24%	33%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

212

Financial Highlights

Transamerica T. Rowe Price Small Cap VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$5.27	$10.27	$10.36	$11.08	$12.35
Investment operations
Net investment loss(a)	(0.01)	(0.01)	(0.04)	(0.05)	(0.04)
Net realized and unrealized gain (loss)	2.02	(3.04)	1.03	0.35	1.21
Total operations	2.01	(3.05)	0.99	0.30	1.17
Distributions
From net realized gains	(0.25)	(1.95)	(1.08)	(1.02)	(2.44)
Total distributions	(0.25)	(1.95)	(1.08)	(1.02)	(2.44)
Net asset value
End of year	$7.03	$5.27	$10.27	$10.36	$11.08
Total return(b)	38.70%	(36.25%)	9.61%	3.59%	10.61%
Net assets end of year (000’s)	$128,238	$102,260	$224,187	$253,644	$326,681
Ratio and supplemental data
Expenses to average net assets	0.88%	0.83%	0.82%	0.84%	0.81%
Net investment loss, to average net assets	(0.26%)	(0.13%)	(0.40%)	(0.48%)	(0.36%)
Portfolio turnover rate	34%	30%	45%	34%	49%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$5.19	$10.14	$10.25	$11.00	$12.30
Investment operations
Net investment loss(a)	(0.03)	(0.03)	(0.07)	(0.08)	(0.07)
Net realized and unrealized gain (loss)	1.99	(3.00)	1.01	0.35	1.21
Total operations	1.96	(3.03)	0.94	0.27	1.14
Distributions
From net realized gains	(0.25)	(1.92)	(1.05)	(1.02)	(2.44)
Total distributions	(0.25)	(1.92)	(1.05)	(1.02)	(2.44)
Net asset value
End of year	$6.90	$5.19	$10.14	$10.25	$11.00
Total return(b)	38.33%	(36.40%)	9.27%	3.34%	10.40%
Net assets end of year (000’s)	$14,382	$7,434	$16,329	$17,411	$16,877
Ratio and supplemental data
Expenses to average net assets	1.13%	1.08%	1.07%	1.09%	1.06%
Net investment loss, to average net assets	(0.48%)	(0.38%)	(0.64%)	(0.73%)	(0.63%)
Portfolio turnover rate	34%	30%	45%	34%	49%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

213

Financial Highlights

Transamerica Third Avenue Value VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.50	$21.75	$26.33	$24.22	$20.98
Investment operations
Net investment income(a)	0.13	0.17	0.27	0.25	0.17
Net realized and unrealized gain (loss)	2.78	(7.09)	0.07	3.49	3.74
Total operations	2.91	(6.92)	0.34	3.74	3.91
Distributions
From net investment income	–	(0.70)	(1.07)	(0.21)	(0.12)
From net realized gains	(0.69)	(5.63)	(3.85)	(1.42)	(0.55)
Total distributions	(0.69)	(6.33)	(4.92)	(1.63)	(0.67)
Net asset value
End of year	$10.72	$8.50	$21.75	$26.33	$24.22

Total return(b)	34.88%	(41.15%)	1.20%	16.07%	18.81%
Net assets end of year (000’s)	$185,277	$160,338	$358,128	$1,121,918	$971,322
Ratio and supplemental data
Expenses to average net assets	0.92%	0.88%	0.87%	0.86%	0.87%
Net investment income, to average net assets	1.36%	1.06%	1.05%	1.00%	0.74%
Portfolio turnover rate	8%	13%	13%	17%	19%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.50	$21.70	$26.30	$24.21	$21.02
Investment operations
Net investment income(a)	0.10	0.14	0.19	0.19	0.12
Net realized and unrealized gain (loss)	2.78	(7.09)	0.08	3.49	3.73
Total operations	2.88	(6.95)	0.27	3.68	3.85
Distributions
From net investment income	–	(0.62)	(1.02)	(0.17)	(0.11)
From net realized gains	(0.69)	(5.63)	(3.85)	(1.42)	(0.55)
Total distributions	(0.69)	(6.25)	(4.87)	(1.59)	(0.66)
Net asset value
End of year	$10.69	$8.50	$21.70	$26.30	$24.21

Total return(b)	34.52%	(41.28%)	0.94%	15.78%	18.47%
Net assets end of year (000’s)	$19,759	$16,916	$52,218	$53,118	$36,086
Ratio and supplemental data
Expenses to average net assets	1.17%	1.13%	1.12%	1.11%	1.12%
Net investment income, to average net assets	1.12%	0.83%	0.74%	0.74%	0.53%
Portfolio turnover rate	8%	13%	13%	17%	19%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

214

Financial Highlights

Transamerica U.S. Government Securities VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$12.64	$12.00	$11.86	$11.94	$12.32
Investment operations
Net investment income(a)	0.39	0.44	0.54	0.52	0.43
Net realized and unrealized gain (loss)	0.17	0.47	0.16	(0.14)	(0.15)
Total operations	0.56	0.91	0.70	0.38	0.28
Distributions
From net investment income	(0.31)	(0.27)	(0.56)	(0.44)	(0.50)
From net realized gains	–	–	–	(0.02)	(0.16)
Total distributions	(0.31)	(0.27)	(0.56)	(0.46)	(0.66)
Net asset value
End of year	$12.89	$12.64	$12.00	$11.86	$11.94

Total return(b)	4.47%	7.66%	6.05%	3.27%	2.23%
Net assets end of year (000’s)	$202,820	$247,964	$149,664	$164,070	$186,335
Ratio and supplemental data
Expenses to average net assets	0.61%	0.60%	0.62%	0.62%	0.67%
Net investment income, to average net assets	3.09%	3.60%	4.56%	4.41%	3.50%
Portfolio turnover rate	157%	200%	170%	184%	92%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$12.86	$12.23	$12.09	$12.18	$12.53
Investment operations
Net investment income(a)	0.37	0.39	0.52	0.51	0.41
Net realized and unrealized gain (loss)	0.16	0.51	0.16	(0.14)	(0.16)
Total operations	0.53	0.90	0.68	0.37	0.25
Distributions
From net investment income	(0.29)	(0.27)	(0.54)	(0.44)	(0.44)
From net realized gains	–	–	–	(0.02)	(0.16)
Total distributions	(0.29)	(0.27)	(0.54)	(0.46)	(0.60)
Net asset value
End of year	$13.10	$12.86	$12.23	$12.09	$12.18

Total return(b)	4.20%	7.42%	5.78%	3.06%	1.98%
Net assets end of year (000’s)	$468,117	$620,178	$26,213	$8,572	$7,558
Ratio and supplemental data
Expenses to average net assets	0.86%	0.85%	0.87%	0.87%	0.92%
Net investment income, to average net assets	2.84%	3.14%	4.29%	4.27%	3.27%
Portfolio turnover rate	157%	200%	170%	184%	92%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

215

Financial Highlights

Transamerica WMC Diversified Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$14.98	$28.90	$25.95	$23.87	$20.88
Investment operations
Net investment income (loss)(a)	0.10	0.15	0.05	0.01	(0.02)
Net realized and unrealized gain (loss)	4.26	(13.09)	4.07	2.07	3.43
Total operations	4.36	(12.94)	4.12	2.08	3.41
Distributions
From net investment income	(0.16)	(0.06)	(0.01)	–	(0.08)
From net realized gains	–	(0.92)	(1.16)	–	(0.34)
Total distributions	(0.16)	(0.98)	(1.17)	–	(0.42)
Net asset value
End of year	$19.18	$14.98	$28.90	$25.95	$23.87

Total return(b)	29.20%	(46.00%)	16.29%	8.71%	16.54%
Net assets end of year (000’s)	$1,727,961	$1,442,534	$2,938,220	$3,324,168	$1,670,310
Ratio and supplemental data
Expenses to average net assets	0.79%	0.76%	0.76%	0.77%	0.80%
Net investment income (loss), to average net assets	0.63%	0.63%	0.18%	0.04%	(0.10%)
Portfolio turnover rate	43%	33%	38%	47%	34%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$14.80	$28.59	$25.73	$23.73	$20.80
Investment operations
Net investment income (loss)(a)	0.06	0.08	(0.02)	(0.05)	(0.07)
Net realized and unrealized gain (loss)	4.21	(12.95)	4.04	2.05	3.40
Total operations	4.27	(12.87)	4.02	2.00	3.33
Distributions
From net investment income	(0.08)	–	–	–	(0.06)
From net realized gains	–	(0.92)	(1.16)	–	(0.34)
Total distributions	(0.08)	(0.92)	(1.16)	–	(0.40)
Net asset value
End of year	$18.99	$14.80	$28.59	$25.73	$23.73

Total return(b)	28.90%	(46.17%)	16.04%	8.38%	16.28%
Net assets end of year (000’s)	$29,463	$23,553	$69,701	$64,730	$37,784
Ratio and supplemental data
Expenses to average net assets	1.04%	1.01%	1.01%	1.02%	1.05%
Net investment income (loss), to average net assets	0.37%	0.35%	(0.07%)	(0.22%)	(0.35%)
Portfolio turnover rate	43%	33%	38%	47%	34%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

216

Financial Highlights

Transamerica WMC Diversified Growth II VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$4.70	$10.32	$9.50	$9.49	$11.66
Investment operations
Net investment income(a)	0.06	0.09	0.06	0.05	0.04
Net realized and unrealized gain (loss)	1.48	(4.28)	1.55	0.72	1.62
Total operations	1.54	(4.19)	1.61	0.77	1.66
Distributions
From net investment income	(0.08)	(0.07)	(0.05)	(0.04)	(0.14)
From net realized gains	–	(1.36)	(0.74)	(0.72)	(3.69)
Total distributions	(0.08)	(1.43)	(0.79)	(0.76)	(3.83)
Net asset value
End of year	$6.16	$4.70	$10.32	$9.50	$9.49

Total return(b)	32.95%	(45.59%)	17.72%	8.76%	17.29%
Net assets end of year (000’s)	$14,019	$10,956	$21,551	$19,409	$19,991
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Before reimbursement/fee waiver	0.56%	0.47%	0.47%	0.45%	0.44%
Net investment income, to average net assets	1.07%	1.08%	0.64%	0.49%	0.36%
Portfolio turnover rate	46%	32%	47%	19%	29%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

217

Transamerica Series Trust

P.O. Box 9012

Clearwater, FL 33758-9012

Customer Service: 1-888-233-4339

ADDITIONAL INFORMATION about these portfolios is contained in the Statement of Additional Information, dated May 1, 2010, and in the annual and semi-annual reports to shareholders. The Statement of Additional Information is incorporated by reference into this prospectus. Other information about these portfolios has been filed with and is available from the U.S. Securities and Exchange Commission (“SEC”). Information about the portfolios (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Copies of this information may be obtained upon payment of a duplication fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549-0102. Reports and other information about the portfolios are also available on the SEC’s Internet site at http://www.sec.gov.

To obtain a copy of the Statement of Additional Information or the annual and semi-annual reports, without charge, or to request other information or make other inquiries about these portfolios, call 1-888-233-4339. In the Transamerica Series Trust’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the portfolios’ performance during the last fiscal year.

The Investment Company Act File Number for Transamerica Series Trust is 811-04419.

www.transamericafunds.com Distributor: Transamerica Capital, Inc.

Transamerica Series Trust

PROSPECTUS

May 1, 2010

Fund

Transamerica Diversified Equity VP
Transamerica Morgan Stanley Mid-Cap Growth VP

None of the portfolios of Transamerica Series Trust have a ticker symbol.

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Not insured by FDIC or any federal government agency.	May lose value.	Not a deposit of or guaranteed by any bank, bank affiliate, or credit union.

Information contained in this prospectus may apply to portfolios of Transamerica Series Trust not offered in your policy or contract.

Transamerica Diversified Equity VP

Investment Objective: Seeks to maximize capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[b]
	Class of Shares
	Initial	Service
Management fees	0.73%	0.73%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.16%	0.16%
Total annual fund operating expenses	0.89%	1.14%
Expense reduction[a]	0.04%	0.04%
Total annual fund operating expenses after expense reduction	0.85%	1.10%

a Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through April 30, 2011, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 0.85%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized portfolio operating expenses are less than the cap, excluding 12b-1 fees and extraordinary expenses. The expense cap may be terminated by the portfolio’s Board of Trustees at any time.

b Annual portfolio operating expenses have been restated to reflect expenses for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 87	$312	$556	$1,254
Service	$112	$358	$624	$1,383

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 54% of the average value of the portfolio's portfolio.

Principal Investment Strategies: Transamerica Investment Management, LLC (“TIM”), the portfolio's sub-adviser, invests, under normal circumstances, at least 80% of the portfolio's net assets in domestic equity securities. The portfolio typically limits its holdings to fewer than 60 companies.

TIM uses a “bottom-up” approach to investing. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

TIM may invest in securities issued by companies of all sizes. Generally, however, TIM will invest in securities of companies whose market capitalization (total market value of publicly traded securities) is greater than $500 million at the time of investment. The portfolio may invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

1

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Focused Investing – To the extent the portfolio invests in a limited number of issuers, changes in the value of individual securities may have a significant impact on your investment.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

2

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2010, the portfolio was named Transamerica Templeton Global VP, and had a different sub-adviser, a different investment objective and used different investment strategies.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	20.60%
Worst Quarter:	12/31/2008	-21.70%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on December 3, 1992)	28.32%	1.24%	-3.89%
Service Class (commenced operations on May 1, 2003)	27.85%	0.96%	5.48%
Standard & Poor’s 500 Composite Stock Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-0.95%
Morgan Stanley Capital International World Index[1] (reflects no deduction for fees, expenses, or taxes)	30.79%	2.57%	0.23%

1 This index served as the benchmark for the portfolio prior to May 1, 2010, at which time it was replaced with the Standard & Poor’s 500 Composite Stock Index. This benchmark index change was made to more accurately reflect the principal strategies of the portfolio.

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Transamerica Investment Management, LLC

Portfolio Managers:

Edward S. Han, Portfolio Manager (Lead) since 2010

Peter O. Lopez, Portfolio Manager (Co) since 2009

Gary U. Rollé, CFA, Portfolio Manager (Co) since 2009

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

3

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4

Transamerica Morgan Stanley Mid-Cap Growth VP

Investment Objective: Seeks capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.80%	0.80%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.13%	0.13%
Total annual fund operating expenses	0.93%	1.18%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 95	$329	$581	$1,304
Service	$120	$375	$649	$1,432

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 35% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio's sub-adviser is Van Kampen Asset Management (“VKAM”). Under normal circumstances, at least 80% of the portfolio's net assets will be invested in securities of medium-sized companies at the time of investment. A medium-sized company is generally defined by reference to those companies represented in the Russell Midcap® Growth Index.

VKAM seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. VKAM typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward profile. VKAM generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities, rights and warrants, and debt securities. VKAM also may utilize derivative instruments, including options on securities, futures contracts and options thereon and various currency transactions. Derivative instruments used by the fund will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

VKAM may invest up to 25% of the portfolio's assets in securities of foreign companies, including emerging market securities, primarily through ownership of depositary receipts. The portfolio may also invest up to 10% of its assets in real estate investment trusts (“REITs”).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

5

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Investing Aggressively – The value of developing company stocks may be volatile, and can drop significantly in a short period of time. Rights, options and futures contracts may not be exercised and may expire worthless. Warrants and rights may be less liquid than stocks. Use of futures and other derivatives may make the portfolio more volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

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• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

• REITs – When the portfolio invests in Real Estate Investment Trusts (“REITs”), it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	27.18%
Worst Quarter:	12/31/2008	-25.90%
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Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on March 1, 1993)	60.56%	4.55%	-3.85%
Service Class (commenced operations on May 1, 2003)	60.12%	4.28%	7.15%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses, or taxes)	46.29%	2.40%	-0.52%
Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Van Kampen Asset Management

Portfolio Managers:

Dennis P. Lynch, Lead Portfolio Manager since 2002

David S. Cohen, Portfolio Manager since 2002

Sam G. Chainani, Portfolio Manager since 2004

Alexander T. Norton, Portfolio Manager since 2005

Jason C. Yeung, Portfolio Manager since 2007

Armistead B. Nash, Portfolio Manager since 2008

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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More On The Portfolios’ Strategies And Investments

The following provides additional information regarding the portfolios’ strategies and investments described at the front of the prospectus. Information contained in this prospectus may apply to portfolios of Transamerica Series Trust not offered in your policy or contract. Except as otherwise expressly stated for a particular portfolio in this prospectus or in the statement of additional information or as required by law, there is no limit on the amount of a portfolio’s assets that may be invested in a particular type of security or investment.

Transamerica AEGON High Yield Bond VP: The portfolio's sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's net assets in high-yield/high-risk bonds (commonly known as “junk bonds”).

Junk bonds are high risk debt securities rated in medium or lower rating categories or determined by AUIM to be of comparable quality.

AUIM’s strategy is to seek to achieve yields as high as possible while seeking to manage risk. AUIM uses a “top-down/bottom-up” approach in managing the portfolio's assets. The “top-down” approach is to adjust the risk profile of the portfolio. AUIM analyzes four factors that affect the movement of fixed-income bond prices which include: economic indicators; technical indicators that are specific to the high-yield market; investor sentiment and valuation. Analysis of these factors assists AUIM in its decision regarding the portfolio's allocations.

AUIM has developed a proprietary credit model that is the foundation of its “bottom-up” analysis. The model tracks historical cash flow numbers and calculates credit financial ratios. Because high-yield companies are of higher financial risk, AUIM does a thorough credit analysis of all companies in the portfolio, as well as all potential acquisitions.

Each potential buy and sell candidate is analyzed by AUIM from both the “top-down” and “bottom-up” strategies. An industry may look attractive in one area, but not the other. They can review the results of their analysis and decide whether or not to proceed with a transaction.

AUIM may sell portfolio securities when it determines there are changes in economic indicators, technical indicators or valuation.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Asset Allocation – Conservative VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 35% of assets in equities, which may include both stocks and commodity-related securities, and 65% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying funds that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolios, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

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It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other fund investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Asset Allocation – Growth VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

• Under normal circumstances, it expects to invest primarily in underlying portfolios that invest in equities, which may include both stocks and commodity-related securities.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), historical performance, global markets’ current valuations, and other global economic factors.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Asset Allocation – Moderate VP: The portfolio seeks its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 50% of assets in equities, which may include both stocks and commodity-related securities, and 50% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

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As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Asset Allocation – Moderate Growth VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 70% of assets in equities, which may include both stocks and commodity-related securities, and 30% of assets in fixed-income, which may include bonds, cash, cash equivalents and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Balanced VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio's objective by investing, under normal circumstances, primarily in common stocks and high quality bonds with maturities of less than 30 years. TIM allocates the portfolio's assets between equity and debt securities based on its assessment of current business and investment conditions. However, at all times, the portfolio will hold at least 25% of its assets in non-convertible fixed-income securities. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments.

TIM normally invests in a portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM’s equity and fixed-income management teams work together to build a portfolio of growth stocks combined with bonds that TIM considers to be of good credit quality purchased at favorable prices.

TIM uses a “bottom up” approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM’s opinion.

Equity Investments

TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term, above-average rate of return. In projecting free cash flows and determining earnings potential and valuation, TIM uses multiple factors such as:

• the quality of the management team;

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• the company’s ability to earn returns on capital in excess of the cost of capital;

• competitive barriers to entry; and

• the financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments

TIM’s bond management team seeks out bonds with credit strength of the quality that it believes could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. TIM analyzes this market information daily, negotiating each trade and buying bonds at what TIM considers to be the best available prices.

The portfolio may invest in mortgage-backed securities and lower-rated bonds. The portfolio may also invest in derivative securities, including futures, options and options on futures, swaps and foreign securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica BlackRock Global Allocation VP: The Fund seeks to achieve its objective by investing in both equity and debt securities, including money market securities and other short-term securities or instruments, of issuers located around the world. There is no limit on the percentage of assets the Fund can invest in a particular type of security. Generally, the Fund seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. Except as described below, the Fund has no geographic limits on where its investments may be located. This flexibility allows Fund management to look for investments in markets around the world that it believes will provide the best relative asset allocation to meet the Fund’s objective. The Fund may invest in securities of any market capitalization. The Fund may also invest in REITs.

Fund management uses the Fund’s investment flexibility to create a portfolio of assets that, over time, tends to be relatively balanced between equity and debt securities and that is widely diversified among many individual investments. While the Fund can, and does, look for investments in all the markets of the world, it will typically invest a majority of its assets in the securities of companies and governments located in North and South America, Europe, Australia and the Far East. In addition to investing in foreign securities, the Fund actively manages its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. From time to time, the Fund may own foreign cash equivalents or foreign bank deposits as part of the Fund’s investment strategy. The Fund will also invest in non-U.S. currencies, however, the Fund may underweight or overweight a currency based on the Fund management team’s outlook. The Fund may also invest in non-convertible debt securities. Non-convertible debt securities will generally be longer-term securities with the potential for capital appreciation through changes in interest rates, exchange rates or the general perception of the creditworthiness of issuers in certain countries.

The Fund’s composite Reference Benchmark has at all times since the Fund’s formation included a 40% weighting in non-U.S. securities. Throughout its history, the Fund has maintained a weighting in non-US securities, often exceeding the 40% Benchmark weighting and rarely falling below this allocation. Under normal circumstances, the Fund anticipates it will continue to allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by Fund management, in which case the Fund would invest at least 30%) — of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes the Fund may deviate very substantially from the allocation described above.

The Fund may invest a portion of its assets in securities related to real assets (like real estate or precious metals-related securities) such as stock, bonds or convertible bonds issued by real estate investment trusts or companies that mine precious metals.

The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles that exclusively invest in precious metals,

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which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. The Fund may also gain exposure to commodity markets by investing in the Subsidiary. The Subsidiary invests primarily in commodity-related instruments. BlackRock is the manager of the Subsidiary. The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The Fund will limit its investments in the Subsidiary to 25% of its net assets.

The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, BlackRock, in managing the Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described in detail in the SAI. The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Board regarding the Subsidiary’s compliance with its policies and procedures. The Fund and Subsidiary test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary complies with asset segregation requirements to the same extent as the Fund.

BlackRock provides investment management and other services to the Subsidiary. BlackRock does not receive separate compensation from the Subsidiary for providing it with investment management or administrative services. However, the Fund pays BlackRock based on the Fund’s assets, including the assets invested in the Subsidiary. The Subsidiary will also enter into separate contracts for the provision of custody, transfer agency, and audit services with the same or with affiliates of the same service providers that provide those services to the Fund. The financial statements of the Subsidiary will be consolidated with the Fund’s financial statements in the Fund’s Annual and Semi-Annual Reports. The Fund’s Annual and Semi-Annual Reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated in the Fund's prospectus.

In making investment decisions, Fund management tries to identify the long term trends and changes that could benefit particular markets and/or industries relative to other markets and industries. Fund management will consider a variety of factors when selecting the markets, such as the rate of economic growth, natural resources, capital reinvestment and the social and political environment.

In deciding between equity and debt investments, Fund management looks at a number of factors, such as the relative opportunity for capital appreciation, capital recovery risk, dividend yields and the level of interest rates paid on debt securities of different maturities. Dividend yield is a common stock’s annualized dividend stream divided by the stock’s current price, which represents the stock’s current expected rate of current income.

In selecting real assets (like real estate or precious metals-related securities), Fund management identifies real assets that it believes will increase in value because of economic trends and cycles or political or other events.

In selecting stocks and other securities that are convertible into stocks, Fund management emphasizes stocks that it believes are undervalued. Fund management places particular emphasis on companies with below average price/earnings ratios or that may pay above average dividends.

Fund management will invest in “junk” bonds, corporate loans and distressed securities only when it believes that they will provide an attractive total return, relative to their risk, as compared to higher quality debt securities. Distressed securities are securities that are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition or are rated in the lowest rating categories by at least one independent rating agency (CC or lower by S&P or Fitch or Ca or lower by Moody’s), or if unrated, judged to be of comparable quality by Fund management.

Fund management will invest in distressed securities when Fund management believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that the Fund will generally achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization.

Transamerica BlackRock Large Cap Value VP: The portfolio's sub-adviser, BlackRock Investment Management, LLC (“BlackRock”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's net assets in equity securities of large cap companies. The portfolio considers a large cap company to be one which, at the time of purchase, has a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Value Index. As of December 31, 2009, the lowest market capitalization in this group was approximately $6.084 billion.

The portfolio may invest in foreign securities that are represented by American Depositary Receipts. The portfolio may invest in convertible securities, preferred stocks, illiquid securities, and U.S. government debt securities.

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The portfolio will seek to outperform the Russell 1000® Value Index by investing in equity securities that BlackRock believes are selling at below normal valuations. The portfolio emphasizes value-oriented investments.

In selecting securities for the portfolio from its benchmark universe, BlackRock uses a proprietary multi-factor quantitative model. The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth. BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation.

A company’s stock price relative to its earnings and book value, among other factors, is also examined—if BlackRock believes that a company is overvalued, it will not be considered as an investment for any fund. After the initial screening is done, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations. “Fundamental analysis” is a method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an “index” portfolio. In seeking to outperform the benchmark, however, BlackRock reviews potential investments using certain criteria that are based on the securities in the relevant index. These criteria currently include the following:

• Relative price to earnings and price to book ratios

• Stability and quality of earnings

• Earnings momentum and growth

• Weighted median market capitalization of the portfolio

• Allocation among the economic sectors of the portfolio as compared to the applicable index

• Weighted individual stocks within the applicable index

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to the risk with respect to the depository institution holding the cash.

Transamerica BlackRock Tactical Allocation VP: BlackRock Financial Management, Inc. (“BlackRock”), the portfolio’s sub-adviser, seeks to achieve the portfolio’s objective by investing its assets in a combination of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

• Under normal circumstances, the portfolio’s investments in equity funds will vary between 40% and 90% of the portfolio’s net assets, with the remaining portion invested in fixed-income funds, which may include money market funds. Equity exposure increases with higher 10-year swap rates and lower implied volatility. Equity exposure decreases with lower swap rates and higher implied volatility.

• The portfolio’s target level of equity exposure is determined monthly by a proprietary tactical asset allocation model based on specified market factors, such as the 10-year swap rate and implied volatility. The model was provided to Transamerica Asset Management, Inc., the portfolio’s investment adviser, by an affiliated insurance company and is used by that company to develop and price insurance policies and variable annuity contracts. The model is run on the first business day of each month and produces the target equity allocation for the month.

• BlackRock may not vary or override the target level equity exposure regardless of their view of the market outlook. Based on the model’s target allocation, BlackRock selects among the underlying equity and fixed-income funds and rebalances the portfolio’s assets among the underlying portfolios to maintain the target weightings. BlackRock may choose to invest a portion of the portfolio’s assets in one or more underlying portfolios which they sub-advise.

• The equity funds may have fixed-income exposure and the fixed-income funds could likewise have equity exposure. Such exposures are not considered by the model and could impact the performance of the underlying portfolios and the portfolio.

• The portfolio may also invest directly in securities, including U.S. government securities, short-term commercial paper, cash and cash equivalents.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the

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portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

Transamerica Clarion Global Real Estate Securities VP: Under normal circumstances, the portfolio's sub-adviser, ING Clarion Real Estate Securities, LLC (“Clarion”), will invest at least 80% of the portfolio's net assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Clarion considers issuers principally engaged in the real estate industries to be companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's portfolio will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in equity securities of real estate companies which include common stocks of large-, mid- and small-sized issuers, including real estate investment trusts (“REITs”), and convertible securities.

Clarion uses a disciplined two-step process for constructing the portfolio's portfolio. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-backed securities such as pass through certificates, real estate mortgage investment conduit (“REMIC”) certificates, and collateralized mortgage obligations (“CMOs”), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

This portfolio is non-diversified.

Transamerica Convertible Securities VP: The portfolio’s sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the portfolio’s net assets in convertible securities across the credit spectrum. Convertible securities are fixed-income securities that convert into shares of common stock of their issuer.

Convertible securities perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. TIM may also invest the portfolio’s assets in other types of securities, including common stock.

TIM may invest the portfolio’s assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may, but not need, invest in derivatives. TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio’s exposure to changing security prices or other factors that affect security values.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Diversified Equity VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), invests, under normal circumstances, at least 80% of the portfolio's net assets in domestic equity securities. TIM uses an intrinsic valuation discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term, above-average rate of return. The portfolio typically limits its holdings to fewer than 60 companies.

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TIM uses a “bottom-up” approach to investing. It studies industry and economic trends, but focuses on researching individual companies. As part of TIM’s strategy, the portfolio's portfolio is constructed one company at a time. Each company passes through a rigorous research process and stands on its own merits as a viable investment in TIM’s opinion.

In projecting cash flows and determining earnings potential, TIM uses multiple factors such as:

• the quality of the management team

• the company’s ability to earn returns on capital in excess of the cost of capital

• competitive barriers to entry

• the financial condition of the company

In seeking to achieve the portfolio's goal, TIM may invest in securities issued by companies of all sizes. Generally, however, TIM will invest in the securities of companies whose market capitalization (total market value of publicly traded securities) is greater than $500 million.

Consistent with the portfolio's objectives and other policies, TIM may, but need not, invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Efficient Markets VP: The portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), seeks to achieve the portfolio’s objective by investing its assets in a combination of underlying exchange traded funds (“ETFs”) and institutional mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, it expects to allocate substantially all of its assets among the underlying portfolios to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 65% of portfolio assets in institutional mutual funds that invest primarily in equities and 35% of portfolio assets in ETFs that investment primarily in bonds. These percentages may vary. The underlying institutional mutual funds in which the portfolio may invest consist of domestic equity, international equity and value equity funds.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying portfolio based on what it considers to be prudent diversification principles. It seeks to utilize the principle of efficient markets, which assumes that market prices reflect values and information accurately and quickly, in implementing the portfolio’s strategy.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying portfolios that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

It is expected that the portfolio will hold at least four underlying ETFs and six underlying institutional mutual funds. The portfolio may invest in one or more underlying portfolios that may also invest in other funds. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolios at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

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As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio may invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Federated Market Opportunity VP: The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (“Federated”), pursues the portfolio's investment objective by investing, under normal circumstances, in domestic and foreign securities that Federated deems to be undervalued or out-of-favor, and other investments detailed in the strategy below which may include maintaining a cash position invested in traditional cash instruments. Federated can position the fund with respect to various asset classes or individual securities in a net long or a net short position.

Federated’s investment management approach may be described as contrarian in nature because the sub-adviser anticipates that it will invest in out-of-favor securities or deviate from the consensus view on markets in general, a sector, or individual securities.

The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. The portfolio generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships, or “revert to the mean.”

With regard to equity securities, Federated primarily uses the “value” style of investing and selects securities primarily utilizing a “bottom-up” approach to security analysis but also secondarily considers “top-down” analysis and sector allocation. Federated does not generally consider the composition of market indices in its selection of equity securities. Federated’s use of the “value” style of investing seeks to identify and select securities that, in Federated’s opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer’s industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company. Lastly, Federated assembles a portfolio of securities by considering sector allocations. Sectors are broad categories of companies with similar characteristics. Federated determines the sector allocation of the portfolio's portfolio primarily based upon its opinion as to which sectors are, as a whole, priced at a low market valuation when compared with other sectors, and which are currently out-of-favor. Depending on its outlook, Federated may take a short position in a particular asset class, security or other investment.

Federated uses technical analysis of the market as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

Federated may increase the portfolio's cash position if Federated is unable to find a sufficient number of attractive securities. Additionally, Federated anticipates normally keeping a portion of the portfolio's portfolio in cash in order to readily take advantage of buying opportunities, to increase current income or in an effort to preserve capital. The portfolio's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

When investing in fixed-income securities, Federated invests in asset classes within the fixed-income market that it believes offer the best relative value. When searching for asset classes within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. Such asset classes may include non-investment-grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations, as well as U.S. Treasury securities and other investment-grade securities. With regard to non-dollar denominated fixed-income securities, Federated also considers the currency appreciation potential of a given market. The fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities in order to increase or decrease its exposure to foreign interest rate and/or currency

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markets. Federated is not constrained by any duration or maturity range or credit quality when investing the fixed-income portion of the fund.

In addition to investing in equity and fixed-income securities, the portfolio may invest in the following in attempting to achieve its investment objective:

• derivative contracts or hybrid instruments;

• ETFs; and

• investments which give the fund exposure to the price of movement of gold, silver or other precious metals.

The portfolio may also purchase shares of ETFs in order to achieve exposure to a specific region, country, commodity or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in hybrid instruments or derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The portfolio may, for example, use derivative contracts to:

• obtain premiums from the sale of derivative contracts (e.g., write a put option on a security);

• realize gains from trading a derivative contract (e.g., buy a put option in anticipation of a decrease in an underlying security); or

• hedge against potential losses. For example, the portfolio may buy put options on stock indices or individual stocks (even if the stocks are not held by the portfolio) in an attempt to hedge against a decline in stock price.

There can be no assurance that the portfolio's use of derivative contracts or hybrid instruments will work as intended.

The fund may gain exposure to commodities by investing in hybrid instruments. For example, the fund may invest in hybrid instruments which are structured as interest-bearing notes whose amount paid at maturity is determined by the price of an underlying commodity or by the performance of a commodity index. Such commodities may include precious metals (e.g., gold, silver), industrial metals, (e.g., copper, nickel), agricultural and livestock commodities (e.g., wheat, pork), and energy related commodities (e.g., crude oil and natural gas). Finally, the fund may invest in derivatives contracts as part of its hedging strategies. For example, the fund may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which the fund may invest directly.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Focus VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio's objective by investing, under normal circumstances, primarily in domestic equity securities that, in TIM’s opinion, are trading at a material discount to intrinsic value. TIM assesses intrinsic value primarily through discounted cash flow analysis, though acquisition and comparable company valuation analyses may be used to a lesser extent. The portfolio will generally invest in domestic equity securities of any size. The portfolio may also invest up to 10% of its assets in short sale positions. The portfolio may invest up to 20% of its assets in convertible and non-convertible high-yield debt securities rated below investment grade.

TIM will use a “bottom-up” approach to investing. It studies industry and economic trends, but focuses on researching individual companies. The portfolio will be constructed one company at a time. Each company will pass through a research process and stand on its own merits as a viable investment in TIM’s opinion.

TIM’s equity management team seeks to identify U.S. companies showing:

• strong potential for shareholder value creation

• high barriers to competition

• solid free cash flow generating ability

• excellent capital allocation discipline

• experienced management aligned with shareholder interests

TIM seeks out dominant business franchises where the long-term, value-creating potential has not fully been recognized by the market.

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Consistent with the portfolio's objective and other policies, the portfolio may invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

In the event TIM is unable to identify sufficient investments that meet the portfolio's criteria, the portfolio may maintain a balance in cash and cash equivalents that may range up to 40% of total assets.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

This portfolio is non-diversified.

Transamerica Foxhall Emerging Markets/Pacific Rim VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting the market during recessionary trends.

• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, at least 80% of its net assets in ETFs that provide exposure to equity, fixed-income, currency or physical commodities that are economically tied to emerging markets or the Pacific Rim. A company, instrument or product is considered economically tied to emerging markets or the Pacific Rim if it meets one or more of the following criteria:

• principal securities trading in the securities market of an emerging market or a Pacific Rim country

• significant share of their total revenue from either goods or services produced or sales made in emerging markets or a Pacific Rim country

• significant portion of their assets in emerging markets or a Pacific Rim country

• organized under the laws of, or with principal offices in, an emerging market or Pacific Rim country

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

Countries that are considered emerging markets include but are not limited to the following:

Brazil  China   South Africa

Russia   India   South Korea

Countries that are considered Pacific Rim countries include but are not limited to the following:

Taiwan   Japan   Singapore

Malaysia Hong Kong New Zealand

• If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest,

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directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

The portfolio will normally be invested in at least six ETFs during a long-term market uptrend from the Foxhall Emerging Markets/Pacific Rim market segment. It will generally hold fewer in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Foxhall Global Conservative VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting markets during recessionary trends.

• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, approximately 75% of its net assets in ETFs representing debt securities of various maturities and credit quality, of companies and governments worldwide, commodities, foreign or U.S. currency and money market instruments, and approximately 25% of its net assets in ETFs representing stocks in companies all over the world. These percentages may vary.

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

• If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall has established internal guidelines for the fixed-income and equity components of its allocations. The fixed-income allocation is made up of one segment (bonds), while the equity allocation is comprised of three equity segments (developed markets, emerging markets and hard assets (such as real estate, precious metals and natural resources)).

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest, directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

It is expected that the portfolio will hold approximately twenty-two ETFs during a long-term market uptrend and fewer underlying portfolios in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

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The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Foxhall Global Growth VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting the market during recessionary trends.

• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, at least 80% of its net assets in equity ETFs representing stocks in companies all over the world, commodities or foreign or U.S. currency. The portfolio will invest approximately 60% in developed markets ETFs (e.g., United States and Western Europe); 30% in emerging markets (e.g., China and India) and Pacific Rim (e.g., Australia and Japan) ETFs; and 10% in hard assets ETFs (such as real estate, precious metals and natural resources). These percentages may vary.

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

• If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest, directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

It is expected that the portfolio will hold approximately eighteen ETFs during a long-term market uptrend and fewer underlying portfolios in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Foxhall Global Hard Asset VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting the market during recessionary trends.

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• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, at least 80% of its net assets in ETFs that track “hard assets.” Hard assets include precious metals, natural resources, real estate and commodities. Examples of these assets include, but are not limited to, oil, natural gas, wind energy, water resources, metals, currencies, food stuffs, agriculture equipment and services, and timber.

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

• If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”).

It is expected that the portfolio will hold at least six ETFs during a long-term market uptrend and fewer underlying portfolios in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Growth Opportunities VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), under normal circumstances, invests at least 65% of the portfolio's assets in equity securities. Equity securities include common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies.

A significant portion of the portfolio's assets may be invested in the equity securities of companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM uses a “bottom-up” approach to investing and builds the portfolio's portfolio one company at a time. TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

• strong potential for steady growth

• high barriers to competition

• experienced management incentivized along shareholder interests

It is the opinion of TIM that companies with smaller and medium-sized capitalization levels are less actively followed by security analysts, and, therefore, they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests primarily in equity securities, TIM may also, to a lesser extent, invest in debt securities in pursuit of its investment objective.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

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Transamerica Hanlon Balanced VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s equity allocation will generally vary between 25% and 75% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs or closed-end funds, consisting of any mixture of large, medium and small-cap styles and pursuing growth or value strategies. The portfolio’s bond allocation will generally vary between 25% and 75% of its net assets (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency, commodity, real estate and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Hanlon Growth VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s equity allocation will vary between 0% and 100% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs or closed-end funds, consisting of any mixture of large, medium and small-cap styles. Under certain market conditions, up to 100% of the portfolio could be allocated to bond ETFs or closed-end funds (which may include domestic and non-U.S. government and corporate bonds of any credit

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rating). Hanlon may also invest in currency, commodity, real estate and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Hanlon Growth and Income VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s equity allocation will generally vary between 0% and 75% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs or closed-end funds, consisting of any mixture of large, medium and small-cap styles and pursuing growth or value strategies. The portfolio’s bond allocation will generally vary between 0% and 25% of its net assets, but, under certain market conditions, up to 100% of the portfolio could be allocated to bond ETFs or closed-end funds (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency, commodity, real estate and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

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Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Hanlon Managed Income VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s bond allocation will vary between 0% and 100% of its net assets (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Index 35 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”).

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 35% of portfolio assets in ETFs that invest primarily in equities and 65% of portfolio assets in ETFs that invest primarily in bonds. These percentages may vary.

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• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time. The portfolio may also invest in institutional mutual funds.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without prior notice to investors.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Index 50 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”) and/or institutional mutual funds.

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 50% of portfolio assets in ETFs that invest primarily in equities and 50% of portfolio assets in ETFs that invest primarily in bonds. These percentages may vary.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving its investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

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Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Index 75 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”) and/or institutional mutual funds.

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 75% of portfolio assets in ETFs that invest primarily in equities and 25% of portfolio assets in ETFs that invest primarily in bonds. These percentages may vary.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable opportunity for achieving its investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment

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objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Index 100 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”).

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio will normally invest 100% of its assets, excluding cash and cash equivalents, in ETFs that invest primarily in equities. The portfolio intends to achieve a mix over time of approximately 75% of portfolio assets in ETFs that invest primarily in domestic equities and 25% of portfolio assets in ETFs that invest primarily in international equities. These percentages may vary.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time. The portfolio may also invest in institutional mutual funds.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without prior notice to investors.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica International Moderate Growth VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

• Under normal circumstances, it expects to allocate its investments in underlying portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging markets countries and in fixed-income securities of issuers in international developed markets. These percentages may vary.

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• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio’s portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio’s asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio’s asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Jennison Growth VP: The portfolio's sub-adviser, Jennison Associates LLC (“Jennison”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 65% of the portfolio's total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts, of U.S. companies with market capitalizations of at least $1 billion that Jennison considers to have above average prospects for growth. These companies are generally medium- to large-capitalization companies.

The sub-adviser uses a “bottom up” approach, researching and evaluating individual companies, to manage the portfolio's investments. Jennison looks primarily at individual company fundamentals rather than at macro-economic factors to identify individual companies with earnings growth potential that may not be recognized by the market at large.

When a sub-adviser uses a “bottom-up” approach, it looks primarily at individual companies against the context of broader market factors.

In selecting stocks for the portfolio, the sub-adviser looks for companies with the following financial characteristics:

• superior absolute and relative earnings growth

• above average revenue and earnings per share growth

• sustainable or improving profitability

• strong balance sheets

In addition, Jennison looks for companies that have actually achieved or exceeded expected earnings results and are attractively valued relative to their growth prospects. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the portfolio invests have historically been more volatile than the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”). In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 Index company tend to reinvest their earnings rather than distribute them, so the portfolio is not likely to receive significant dividend income on its investments. The sub-adviser focuses on stocks of companies that have distinct attributes such as:

• strong market position with a defensible franchise

• unique marketing competency

• strong research and development leading to superior new product flow

• capable and disciplined management

Such companies generally trade at high prices relative to their current earnings.

The portfolio may invest up to 20% of its assets in the securities of foreign issuers.

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The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica JPMorgan Core Bond VP: The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”) seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's assets in bonds, including (without limitation):

• U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities

• Medium- to high-quality corporate bonds

• Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations (“CMOs”)

• Asset-backed securities

• Commercial Mortgage Backed Securities (“CMBS”)

Generally, such bonds will have intermediate to long maturities.

To a lesser extent it may invest in:

• U.S. dollar-denominated foreign bonds

• Short-term securities, including agency discount notes, commercial paper and money market funds

The portfolio may invest in bonds and other debt securities that are rated in the lowest investment grade category. The portfolio's average weighted maturity will ordinarily range between four and 12 years, although the portfolio may shorten its average weighted maturity if deemed appropriate for temporary defensive purposes. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in the portfolio calculated so as to come most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of the portfolio's sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the portfolio's portfolio. Therefore, in the case of the portfolio, which may hold mortgage-backed securities, its average weighted maturity is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the portfolio given certain prepayment assumptions.

JPMorgan analyzes four major factors in managing and constructing the portfolio's portfolio: duration, market sector, maturity concentrations and individual securities. JPMorgan looks for market sectors and individual securities that it believes will perform well over time. JPMorgan is value oriented and selects individuals securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the portfolio can invest. The portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The portfolio may use derivatives as a substitute for various investments, to alter the investments characteristics of the portfolio, for risk management and/or to increase income or gain to the portfolio.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market economic, or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica JPMorgan Enhanced Index VP: The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of large- and medium-capitalization U.S. companies. The portfolio may invest in foreign companies included in the S&P 500 Index. Industry by industry, the portfolio’s weightings are generally similar to those of the S&P 500 Index. The portfolio normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500 Index.

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Within each industry, the portfolio’s sub-adviser may modestly overweight stocks that it views as undervalued or fairly valued while modestly underweighting or not holding stocks that it views as overvalued. The sub-adviser employs a three-step process in valuing stocks:

• Research — The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company’s real growth potential.

• Valuation — The research findings allow the sub-adviser to rank the companies in each industry group according to their relative value. The greater a company’s estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team’s findings.

• Stock Selection — The portfolio’s sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:

• High potential reward compared to potential risk

• Temporary mispricings caused by market overreactions

The portfolio normally invests primarily in common stocks. During ordinary market conditions, the portfolio’s sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments including:

• U.S. government securities

• Bankers’ acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank

• Commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations

• Repurchase agreements

• Short-term bonds and notes with remaining maturities of 13 months or less

The portfolio may, but not need, invest in derivatives.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica JPMorgan Mid Cap Value VP: The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of net assets in common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued.

The portfolio will normally only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.

JPMorgan may use derivatives to hedge various market risks or to increase the portfolio's income. The portfolio may also invest in master limited partnerships, although their use will not be a principal investment strategy. The portfolio may invest up to 15% of its net assets in real estate investment trusts (“REITs”).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica MFS International Equity VP: The portfolio's sub-adviser, MFS® Investment Management (“MFS”), seeks to achieve the portfolio's objective (capital growth) by investing, under normal circumstances, at least 80% of the portfolio's net

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assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries.

The portfolio normally invests primarily in equity securities of foreign companies, including emerging market equity securities. The portfolio may invest a relatively large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the portfolio, the sub-adviser is not constrained to any particular investment style. MFS may invest the portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. MFS may invest the portfolio's assets in companies of any size.

MFS may use derivatives for any investment purpose, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the portfolio, or as alternatives to direct investments.

MFS uses a “bottom-up” investment approach to buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate these and other factors may also be considered.

The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

MFS may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Money Market VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio's objective by investing the portfolio's assets in the following high quality, short-term U.S. dollar-denominated money market instruments:

• short-term corporate obligations, including commercial paper, notes and bonds

• obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

• obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

• repurchase agreements involving any of the securities mentioned above

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. Each security, at the time of purchase by the portfolio, has been determined by the sub-adviser to present minimal credit risk.

As a money market portfolio, the portfolio tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification and maturity of its investments. The portfolio invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The portfolio maintains a dollar-weighted average portfolio maturity of 60 days or less. If, after purchase, the credit rating on a security held by the portfolio is downgraded or the credit quality deteriorates, or if the maturity on a security is extended, the portfolio's sub-adviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

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Transamerica Morgan Stanley Active International Allocation VP: The portfolio’s sub-adviser is Morgan Stanley Investment Management Inc. (“MSIM”). Under normal circumstances, the portfolio invests primarily, in accordance with country and sector weightings determined by its sub-adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

MSIM utilizes a “top-down” approach that emphasizes country and sector selection and weighting rather than individual stock selection. MSIM seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) dynamics/fundamental change; and (iii) market momentum/technicals.

When a sub-adviser uses a “top-down” approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.

MSIM analyzes both the global economic environment and the economies of countries throughout the world, focusing mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia & Far East Index (the “MSCI EAFE Index”). These countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.

MSIM views each country and sector as a unique investment opportunity and evaluates factors such as valuation, growth, inflation, interest rates, corporate earnings growth, liquidity and risk characteristics, investor sentiment and economic and currency outlook. MSIM — on an ongoing basis — establishes the proportion or weighting for each country and sector (e.g., overweight, underweight or neutral) relative to the MSCI EAFE Index for investment by the portfolio. The sub-adviser invests the portfolio’s assets among the countries and/or sectors based on their assigned weighting. Within each country and/or sector, MSIM will invest in “baskets” of common stocks and other equity securities in an effort to match the performance of that country and/or sector. The portfolio may invest in emerging markets or developing countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging markets or developing countries. MSIM generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The portfolio may invest up to 10% of its net assets in foreign real estate companies, which are similar to entities organized and operated as real estate investment trusts (“REITs”) in the United States. Investing in foreign real estate companies makes the portfolio susceptible to the risks associated with the ownership of real estate and with the real estate industry in general, as well as risks that relate specifically to the way foreign real estate companies are organized and operated. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, foreign real estate companies, like U.S. REITs and mutual funds, have expenses, including management and administration fees that are paid by their shareholders. As a result, shareholders will absorb their proportional share of duplicate levels of fees when the portfolio invests in foreign real estate companies.

MSIM may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Morgan Stanley Mid-Cap Growth VP: Under normal circumstances, the portfolio will invest at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap® Growth Index. The portfolio's sub-adviser is Van Kampen Asset Management (“VKAM”). VKAM seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. VKAM typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. VKAM generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small-and large-sized companies, as well as preferred stocks, convertible securities, rights and warrants, and debt securities.

VKAM also may utilize derivative instruments, including options on securities, futures contracts and options thereon and various currency transactions in several different ways, depending upon the status of the portfolio's investment portfolio and

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VKAM’s expectations concerning the securities market. Derivative instruments used by the portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

VKAM may invest up to 25% of the portfolio's assets in securities of foreign companies, including emerging market securities, primarily through ownership of depositary receipts. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may also invest up to 10% of its assets in real estate investment trusts (“REITs”).

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested in the instruments described above except that at least a small portion of portfolio assets generally will be held as cash, repurchase agreements, or cash equivalents to honor redemption requests and for other short-term needs.

To the extent that portfolio assets are invested in cash equivalents, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to “equitize” the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Multi Managed Large Cap Core VP: The portfolio’s sub-adviser is Morgan Stanley Investment Management Inc. (“MSIM”). Under normal circumstances, at least 80% of the portfolio’s assets will be invested in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that MSIM believes have strong free cash flow and earnings growth potential or are undervalued. MSIM emphasizes individual security selection.

MSIM may invest up to 10% of the portfolio’s assets in securities of issuers economically tied to emerging markets countries. An issuer generally will be deemed to be economically tied to a country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. Derivative instruments used by the portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The portfolio may invest up to 10% of its total assets in real estate investment trusts (“REITs”).

The portfolio may invest up to 25% of its total assets in securities of foreign issuers, including emerging markets securities, primarily through ownership of depositary receipts.

The portfolio spans both growth and value styles of investing, and is managed by two separate groups at MSIM, a growth team and a value team. Both inflows and outflows will be allocated equally between the two investment styles. In addition, MSIM will rebalance monthly to maintain an equal allocation between the two investment styles. These allocations are non-discretionary.

Growth — The growth team seeks capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets.

The manager seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The manager typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

Value — The value team emphasizes a value style of investing seeking well-established, undervalued companies believed by MSIM to possess the potential for capital growth and income. Portfolio securities are typically sold when MSIM’s assessments of the capital growth and income potential of such securities materially change.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment

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objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica PIMCO Total Return VP: The portfolio's sub-adviser, Pacific Investment Management Company LLC (“PIMCO”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 65% of the portfolio's net assets in fixed-income securities of varying maturities.

The average duration of this portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Index, which as of December 31, 2009, was 4.57 years.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, Fitch, or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of the portfolio's total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging markets countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets. The portfolio may also invest up to 10% of its total assets in preferred stocks.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage-or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica ProFund UltraBear VP: The portfolio invests in derivatives that ProFund Advisors LLC (“ProFund Advisors”), the portfolio’s sub-adviser, believes should have similar daily return characteristics as twice (200%) the inverse (opposite) of the daily return of the Standard & Poor’s 500 Composite Stock Index (the “S&P 500 Index”). The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 500 U.S. operating companies and REITs selected by the S&P U.S. Index Committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis. As of September 30, 2009, the S&P 500 Index included companies with capitalizations between $1.1 billion and $329.7 billion. The average capitalization of the companies comprising the S&P 500 Index was approximately $19.6 billion. The S&P 500 Index is published under the Bloomberg ticket symbol “SPX.” Assets of the portfolio not invested in derivatives will typically be held in money market instruments.

Derivatives - The portfolio invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The portfolio invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the S&P 500 Index. Derivatives include:

• Futures Contracts - Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

• Swap Agreements - Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Money Market Instruments - The portfolio invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the portfolio should hold to approximate the performance of its benchmark. The

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portfolio may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the portfolio in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the portfolio. The portfolio seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the portfolio will seek to position its portfolio so that its exposure to its benchmark is consistent with the portfolio’s investment objective. The impact of the S&P 500 Index’s movements during the day will affect whether the portfolio’s portfolio needs to be re-positioned. For example, if the S&P 500 Index has risen on a given day, net assets of the portfolio should fall, meaning that the portfolio’s exposure will need to be decreased. Conversely, if the S&P 500 Index has fallen on a given day, net assets of the portfolio should rise, meaning the portfolio’s exposure will need to be increased.

The portfolio will concentrate its investment in a particular industry or group of industries to approximately the same extent as the S&P 500 Index is so concentrated.

The portfolio is non-diversified.

Transamerica Small/Mid Cap Value VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's net assets in small- and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion at the time of purchase.

The portfolio generally will invest in small and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM’s security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation, and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company’s products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

The portfolio may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica T. Rowe Price Small Cap VP: The portfolio’s sub-adviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of its net assets in small-cap growth companies.

Small-cap companies are currently defined by the sub-adviser as companies whose market capitalization falls within the range of companies in the Morgan Stanley Capital International U.S. Small Cap Growth Index (“MSCI U.S. Small Cap Growth Index”), which was approximately $42.28 million to $5.52 billion as of December 31, 2009, but the limits will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio’s initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range.

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not, under normal circumstances, constitute more than 50% of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

When a sub-adviser uses a “bottom-up” approach, it looks primarily at individual companies against the context of broader market factors.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a “bottom-up” manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/ earnings or price/book value

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ratios, for example) and projected earnings and sales growth, valuation, capital usage, and earnings quality. T. Rowe Price also considers portfolio risk characteristics in the process of portfolio construction.

While the portfolio normally invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets) or exchange traded funds in pursuit of its investment objective. The portfolio may, but not need, invest in derivatives, including stock index futures and options.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Third Avenue Value VP: The portfolio's sub-adviser, Third Avenue Management LLC (“Third Avenue”), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio's assets in common stocks of U.S. and non-U.S. issuers.

Third Avenue employs an opportunistic, “bottom-up” research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value.

The portfolio invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the portfolio's investment strategies and restrictions.

Third Avenue seeks to invest the portfolio's assets in attractive equity investments, which generally exhibit four essential characteristics:

• Strong Finances — the issuing company has a strong financial position, as evidenced by high-quality assets and a relative absence of significant liabilities.

• Competent Management — the company’s management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

• Understandable Business — comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

• Discount to Private Market Value — the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in high-yield/high-risk fixed-income securities and other types of debt securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

The portfolio is a non-diversified portfolio.

Transamerica U.S. Government Securities VP: The portfolio’s sub-adviser, Transamerica Investment Management, LLC (“TIM”), invests, under normal circumstances, at least 80% of the portfolio’s assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. These securities include:

• U.S. Treasury obligations

• Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities. Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise.

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• Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

• Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

• Investment grade corporate bonds

• Short-term corporate debt securities

• Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

• High yield debt securities (up to 20% of the portfolio’s total assets) so long as they are consistent with the portfolio’s objective (The weighted average maturity of such obligations will generally range from two to ten years.)

• High quality money-market securities

• Debt securities (up to 20% of the portfolio’s total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

• U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio’s total assets)

• Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the creditworthiness of issuers and the rates of interest offered by various issuers.

The portfolio’s sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio’s interest rate exposure, as well as to hedge the portfolio’s investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica WMC Diversified Growth VP: The portfolio invests, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria.

The portfolio’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. Fundamental analysis involves the assessment of a company’s business environment, market share, management, global expansion plans, balance sheet, income statement, anticipated earnings, revenues, and other related measures of value.

Wellington Management continually monitors every company in the portfolio’s portfolio for fundamental attractiveness. The portfolio typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment

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objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica WMC Diversified Growth II VP: The portfolio invests, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria.

The portfolio’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. Fundamental analysis involves the assessment of a company’s business environment, market share, management, global expansion plans, balance sheet, income statement, anticipated earnings, revenues, and other related measures of value.

Wellington Management continually monitors every company in the portfolio’s portfolio for fundamental attractiveness. The portfolio typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

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More On The Risks Of Investing In The Portfolios

Principal Investment Risks: The following provides additional information regarding the risks of investing in the portfolios as described at the front of the prospectus.

Active Investor: A significant portion of assets invested in the portfolio come from professional money managers and investors who use the portfolio as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the portfolio may have a negative impact on the portfolio’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the portfolio’s expense ratio may vary from current estimates or the historical ratio disclosed in this prospectus.

Active Trading: Certain portfolios are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

Asset Allocation: The sub-adviser allocates a portfolio's assets among various underlying portfolios. These allocations may be unsuccessful in maximizing a portfolio's return and/or avoiding investment losses.

Bank Obligations: If a portfolio concentrates in U.S. bank obligations, a portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks’ profitability.

Cash Management and Defensive Investing: Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

Commodities: Because a portfolio may invest in instruments whose performance is linked to the price of an underlying commodity or commodity index, a portfolio may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

Concentration: A portfolio will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the portfolio. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the portfolio will be more susceptible to the risks associated with that industry than a portfolio that does not concentrate its investments.

Convertible Securities: Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

Correlation and Compounding: A number of factors may affect the portfolio’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the portfolio will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the portfolio from achieving its investment objective. The risk of the portfolio not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the portfolio has a single day investment objective, the portfolio’s performance for periods greater than one day is likely to be either greater than or less than the inverse of the index performance times the stated multiple in the portfolio objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases.

Counterparty: The portfolio will be subject to the credit risk(that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the portfolio or held by special purpose or

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structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the portfolio may decline.

Country, Sector or Industry Focus: To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if a portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

Credit: If an obligor for a security held by the portfolio or a counterparty to a financial contract with the portfolio fails to pay, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the portfolio could decline. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the portfolio invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. The portfolio is subject to greater levels of credit risk to the extent it invests in junk bonds. These securities have a higher risk of issuer default and are considered speculative. The portfolio may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

Currency: When a portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, a portfolio's investments in foreign currency denominated securities may reduce the returns of a portfolio.

Currency Hedging: A portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another may remove a portfolio's opportunity to profit from the original currency and involves a risk of increased losses for a portfolio if the sub-adviser’s projection of future exchange rates is inaccurate.

Defensive Investing: Short-term debt securities held by a portfolio for defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If a portfolio holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. In that case, the portfolio would not earn income on the cash and the portfolio's yield would go down. If a significant amount of the portfolio's assets are used for defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

Derivatives: The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. A portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of a portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on a portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by a portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of a portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. A portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. A portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

Early Close/Late Close/Trading Halt: An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the portfolio being unable to buy or sell certain securities or derivatives. In such circumstances, the portfolio may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Emerging Markets: Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks. In addition, the risks associated with investing in emerging markets are often greater than investing in developed

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foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

Equity and Market: The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the portfolio to decrease.

Equity Securities: Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Exchange Traded Funds (“ETFs”): ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. ETFs typically seek to track an index, a commodity or a basket of assets like an index fund, but trade like a stock on an exchange. An investment in an ETF generally presents the same primary risks as an investment in a conventional portfolio (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) an active trading market for an ETF’s share may not develop or be maintained; or (iii) trading of an ETF’s share may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Fixed-Income Securities: The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

• market risk: fluctuations in market value

• interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

• prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing a portfolio to reinvest in lower yielding securities

• extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

• default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. A portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If a portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, a portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by a portfolio, or if an issuer of such a security has difficulty meeting its obligations, a portfolio may become the holder of a restructured security or of underlying assets. In that case, a portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Focused Investing: To the extent a portfolio invests in a limited number of issuers, its performance may be more volatile than portfolios that hold a greater variety of securities.

Foreign Securities: Investments in foreign securities, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

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• different accounting and reporting practices

• less information available to the public

• less (or different) regulation of securities markets

• more complex business negotiations

• less liquidity

• more fluctuations in prices

• delays in settling foreign securities transactions

• higher costs for holding shares (custodial fees)

• higher transaction costs

• vulnerability to seizure and taxes

• political or financial instability and small markets

• different market trading days

Geographic: Because a portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, a portfolio's performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically-diversified funds.

Growth Stocks: Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

Hard Assets: A portfolio is subject to risks associated with investing indirectly in hard assets, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. A portfolio's indirect investments in hard assets may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies.

High-Yield Debt Securities: High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

Hybrid Instruments: Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, commodities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose a portfolio to leverage risks or carry liquidity risks.

Increase in Expenses: Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

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Interest Rate: Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security tends to fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Inflation protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Interest Rate (Transamerica Money Market VP): The interest rates on short-term obligations held in a fund’s portfolio will vary, rising or falling with short-term interest rates generally. A portfolio's yield will tend to lag behind general changes in interest rates.

The ability of a portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

Inverse Correlation: Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

Investing Aggressively: The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

• Rights, options and futures contracts may not be exercised and may expire worthless.

• Warrants and rights may be less liquid than stocks.

• Use of futures and other derivatives may make a portfolio more volatile.

Investment Companies: To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds (“ETFs”), it bears its pro rata share of these investment companies’ expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

Leveraging: When a portfolio engages in transactions that have a leveraging effect on it, the value of the portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of a portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than a portfolio would otherwise have. A portfolio may take on leveraging risk by, among other things, engaging in derivative, when-issued, delayed-delivery, forward commitment or forward roll transactions or reverse repurchase agreements. Engaging in such transactions may cause a portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Liquidity: Liquidity risk exists when particular investments are difficult to sell. Although most of a portfolio's securities must be liquid at the time of investment, securities may become illiquid after purchase by a portfolio, particularly during periods of market turmoil. When a portfolio holds illiquid investments, a portfolio may be harder to value, especially in changing markets, and if a portfolio is forced to sell these investments to meet redemptions or for other cash needs, a portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain securities, a portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

Loans: A portfolio may invest in certain commercial loans, including loans generally known as “syndicated bank loans,” by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet a portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution’s interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect a portfolio.

Market: The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due

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to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The fund may experience a substantial or complete loss on any individual security.

Medium-Sized Companies: Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Mid Cap Securities: The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Money Market Funds: An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.

Mortgage-Related Securities: Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.

Non-Diversification: Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because a portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

Portfolio Selection: The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, quality, relative yield, value or market trends affecting a particular security, industry or sector, or about interest rates, is incorrect.

Portfolio Turnover: A portfolio may engage in a significant number of short-term transactions, which may adversely affect a portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for a portfolio. A portfolio ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income when distributed to shareholders.

Preferred Stock: Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company’s common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.

Prepayment or Call: Borrowers may pay back principal before the scheduled due date. Borrowers may find it advantageous to prepay principal due to a decline in interest rates or an excess in cash flow. Such prepayments may require the portfolio to replace a corporate loan, corporate debt security or other investment with a lower yielding security. This may adversely affect the portfolio's net asset value.

Real Estate Investment Trusts (“REITS”): Equity REITs can be affected by any changes in the value of the properties owned. A REIT’s performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

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Real Estate Securities: Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks may include, without limitation:

• declining real estate value

• risks relating to general and local economic conditions

• over-building

• increased competition for assets in local and regional markets

• increases in property taxes

• increases in operating expenses or interest rates

• change in neighborhood value or the appeal of properties to tenants

• insufficient levels of occupancy

• inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

Redemption (Transamerica Money Market VP): The portfolio may experience periods of heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the portfolio could have an adverse impact on the remaining shareholders in the portfolio. In addition, the portfolio may suspend redemptions when permitted by applicable regulations.

Repurchase Agreements: Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. If the other party to a repurchase agreement defaults on its obligation, a portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, a portfolio could lose money.

Rule 144A Securities: “Rule 144A” securities are securities that are not registered for sale to the public and thus are considered “restricted.” They may only be resold to certain qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by a portfolio could adversely affect the marketability of such security and a portfolio might be unable to dispose of such security promptly or at reasonable prices.

Short Sales: A short sale may be effected by selling a security that a portfolio does not own. In order to deliver the security to the purchaser, a portfolio borrows the security, typically from a broker-dealer or an institutional investor. A portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, a portfolio would incur a loss; conversely, if the price declines, a portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. A portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if a portfolio held only long positions. A portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected “against the box” if, at all times when the short position is open, a portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that a portfolio were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, a portfolio would forego the potential realization of the increased value of the shares sold short.

Smaller Companies: Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Small- or Medium-Sized Companies: Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies,

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generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Sovereign Debt: Sovereign debt instruments, which are debt obligations issued or guaranteed by a foreign governmental entity, are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on debt that it has issued or guaranteed, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, relationships with other lenders such as commercial banks, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or it may ask for forgiveness of interest or principal on its existing debt. On the other hand, a governmental entity may be unwilling to renegotiate the terms of its sovereign debt. There may be no established legal process for a U.S. bondholder (such as the fund) to enforce its rights against a governmental entity that does not fulfill its obligations, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Stocks: Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks a fund holds fluctuate in price, the value of your investment in a portfolio will go up and down.

Tactical Asset Allocation: The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using asset management styles, including those based on fundamental analysis or strategic asset allocation. The sub-adviser’s evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that under perform other securities.

The management process might also result in the portfolio having exposure to asset classes, countries or regions, or industries or groups of industries that underperform other management styles. In addition, the portfolio’s risk profile with respect to particular asset classes, countries and regions, and industries may change at any time based on the sub-adviser’s allocation decisions.

Tax: In order to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code, the portfolio must meet certain requirements regarding, among other things, the source of its income. Any income the portfolio derives from investments in certain hard asset ETFs, such as commodity ETFs, must be limited to a maximum of 10% of the fund’s gross income. If the portfolio fails to qualify as a RIC, the portfolio will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the portfolio's earnings and profits. If the portfolio were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the portfolio would be subject to the risks of diminished returns.

Underlying Funds or Portfolios: Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Funds” section of the fund’s prospectus identifies certain risks of each underlying portfolio.

U.S. Government Agency Obligations: Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.

Valuation: Many factors may influence the price at which the portfolio could sell any particular portfolio investment. The sales price may well differ--higher or lower--from the portfolio's last valuation, and such differences could be significant, particularly for illiquid securities, securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the portfolio may value these investments using

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more subjective methods, such as fair value methodologies. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the portfolio had not fair-valued the security or had used a different valuation methodology.

Value Investing: The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. A portfolio may underperform other equity funds that use different investing styles. A portfolio may also underperform other equity funds using the value style.

Warrants and Rights: Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

Yield (Transamerica Money Market VP): The amount of income paid to you by the portfolio will go up or down depending on day-to-day variations in short-term interest rates. When interest rates are very low, the portfolio's expenses could absorb all or a significant portion of the portfolio's income. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the portfolio's yield.

Zero Coupon Bonds – Zero coupon bonds pay no interest during the life of the obligation but trade at prices below their stated maturity value. Although these securities lock in a rate of return to maturity, they may be subject to greater fluctuations in market value than securities that pay interest periodically.

Please note that there are other factors that could adversely affect your investment in a portfolio and that could prevent the portfolio from achieving its investment objective. More information about risks appears in the Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

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SHAREHOLDER INFORMATION

Investment Adviser

Transamerica Series Trust's Board of Trustees is responsible for overseeing the management and business affairs of Transamerica Series Trust (“TST”). It oversees the operation of TST by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of TST is contained in the Statement of Additional Information (“SAI”).

Transamerica Asset Management, Inc. (“TAM”), located at 570 Carillon Parkway, St. Petersburg, FL 33716, serves as investment adviser for TST. The investment adviser hires investment sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each portfolio's sub-adviser. The investment adviser also monitors the sub-advisers’ buying and selling of portfolio securities and administration of the portfolios. For these services, TAM is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

AEGON USA Investment Management, LLC and Transamerica Investment Management, LLC are affiliates of TAM and TST.

Information contained in this prospectus may apply to portfolios of TST not offered in your policy or contract.

The portfolios may rely on an Order from the SEC (Release IC- 23379 dated August 5, 1998) that permits Transamerica Series Trust and its investment adviser, TAM, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on subadvisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

Advisory Fees

TAM receives compensation from each portfolio, calculated daily and paid monthly, based on an annual percentage of each portfolio's average daily net assets.

Advisory Fees Paid in 2009

For the fiscal year ended December 31, 2009, each portfolio paid the following advisory fee as a percentage of the portfolio's average daily net assets:

Name of Portfolio	Percentage
Transamerica AEGON High Yield Bond VP1	0.71%
Transamerica Asset Allocation – Conservative VP	0.10%
Transamerica Asset Allocation – Growth VP	0.10%
Transamerica Asset Allocation – Moderate VP	0.10%
Transamerica Asset Allocation – Moderate Growth VP	0.10%
Transamerica Balanced VP2	0.80%
Transamerica BlackRock Global Allocation VP3	0.00%
Transamerica BlackRock Large Cap Value VP4	0.78%
Transamerica BlackRock Tactical Allocation VP	0.10%
Transamerica Clarion Global Real Estate Securities VP	0.79%
Transamerica Convertible Securities VP	0.75%
Transamerica Diversified Equity VP5	0.75%
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Name of Portfolio	Percentage
Transamerica Efficient Markets VP	0.42%
Transamerica Federated Market Opportunity VP	0.75%
Transamerica Focus VP	0.80%
Transamerica Foxhall Emerging Markets/Pacific Rim VP	0.90%
Transamerica Foxhall Global Conservative VP	0.90%
Transamerica Foxhall Global Growth VP	0.90%
Transamerica Foxhall Global Hard Asset VP	0.90%
Transamerica Growth Opportunities VP	0.80%
Transamerica Hanlon Balanced VP	0.90%
Transamerica Hanlon Growth VP	0.90%
Transamerica Hanlon Growth and Income VP	0.90%
Transamerica Hanlon Managed Income VP	0.90%
Transamerica Index 35 VP	0.32%
Transamerica Index 50 VP	0.31%
Transamerica Index 75 VP	0.30%
Transamerica Index 100 VP	0.32%
Transamerica International Moderate Growth VP	0.10%
Transamerica Jennison Growth VP6	0.79%
Transamerica JPMorgan Core Bond VP	0.45%
Transamerica JPMorgan Enhanced Index VP	0.74%
Transamerica JPMorgan Mid Cap Value VP	0.83%
Transamerica MFS International Equity VP7	0.91%
Transamerica Money Market VP	0.35%
Transamerica Morgan Stanley Active International Allocation VP	0.85%
Transamerica Morgan Stanley Mid-Cap Growth VP	0.80%
Transamerica Multi Managed Large Cap Core VP	0.75%
Transamerica PIMCO Total Return VP	0.63%
Transamerica ProFund UltraBear VP	0.85%
Transamerica Small/Mid Cap Value VP	0.80%
Transamerica T. Rowe Price Small Cap VP	0.75%
Transamerica Third Avenue Value VP	0.80%
Transamerica U.S. Government Securities VP	0.55%
Transamerica WMC Diversified Growth VP	0.72%
Transamerica WMC Diversified Growth II VP	0.30%

1 Effective November 20, 2009, the advisory fee for the portfolio is 0.64% of the first $750 million of average daily net assets; and 0.60% of average daily net assets in excess of $750 million. Prior to November 20, 2009, the advisory fee for the portfolio was 0.715% of the first $250 million of average daily net assets; 0.71% of average daily net assets over $250 million up to $750 million; 0.68% of average daily net assets over $750 million up to $1 billion; and 0.67% of average daily net assets in excess of $1 billion.

2 Effective April 30, 2010, the advisory fee for the portfolio is 0.75% of the first $500 million of average daily net assets; 0.65% of average daily net assets over $500 million up to $1 billion; and 0.60% of average daily net assets in excess of $1 billion. Prior to that time, the advisory fee for the portfolio was 0.80% of the first $250 million of average daily net assets; 0.75% of average daily net assets over $250 million up to $500 million; 0.70% of average daily net assets over $500 million up to $1.5 billion; and 0.625% of average daily net assets in excess of $1.5 billion.

3 TAM currently waives its investment advisory fee.

4 Effective November 20, 2009, the advisory fee for the portfolio is 0.80% of the first $250 million of average daily net assets; 0.775% of average daily net assets over $250 million up to $750 million; 0.75% of average daily net assets over $750 million up to $1 billion; 0.65% of average daily net assets over $1 billion up to $2 billion; and 0.625% of average daily net assets in excess of $2 billion. Prior to November 20, 2009, the advisory fee for the portfolio was 0.80% of the first $250 million of average daily net assets; 0.775% of average daily net assets over $250 million up to $750 million; and 0.75% of average daily net assets in excess of $750 million.

5 Effective April 30, 2010, the advisory fee for the portfolio is 0.73% of the first $500 million of average daily net assets; 0.70% of average daily net assets over $500 million up to $2.5 billion; and 0.65% of average daily net assets in excess of $2.5 billion. Prior to that time, the advisory fee for the portfolio was 0.75% of the first $500 million of average daily net assets; 0.725% of average daily net assets over $500 million up to $1.5 billion; and 0.70% of average daily net assets in excess of $1.5 billion.

6 Effective April 30, 2010, the advisory fee for the portfolio is 0.80% of the first $250 million of average daily net assets; 0.75% of average daily net assets over $250 million up to $500 million; 0.70% of average daily net assets over $500 million up to $1 billion; and 0.60% of average daily net assets in excess of $1 billion. Prior to that time, the advisory fee for the portfolio was 0.80% of the first $250 million of average daily net assets; 0.775% of average daily net assets over $250 million up to $500 million; 0.70% of average daily net assets over $500 million up to $1 billion; 0.675% of average daily net assets over $1 billion up to $1.5 billion; and 0.65% of average daily net assets in excess of $1.5 billion.

7 Effective August 1, 2009, the advisory fee for the portfolio is 0.90% of the first $250 million of average daily net assets; 0.875% of average daily net assets over $250 million up to $500 million; 0.85% of average daily net assets over $500 million up to $1 billion; and 0.80% of average daily net assets in excess of $1 billion. Prior to August 1, 2009, the advisory fee for the portfolio was 0.925% of the first $250 million of average daily net assets; 0.90% of average daily net assets over $250 million up to $500 million; 0.85% of average daily net assets over $500 million up to $1 billion; and 0.80% of average daily net assets in excess of $1 billion.

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A discussion regarding the Board of Trustees’ approval of the advisory arrangements for Transamerica AEGON High Yield Bond VP, Transamerica Focus VP, Transamerica Foxhall Emerging Markets/Pacific Rim VP, Transamerica Foxhall Global Conservative VP, Transamerica Foxhall Global Growth VP, Transamerica Foxhall Global Hard Asset VP, Transamerica Index 35 VP, and Transamerica Index 100 VP is available in each portfolio's annual report for the fiscal year ended December 31, 2009. A discussion regarding the Board of Trustees’ approval for each of the other portfolios, except Transamerica Diversified Equity VP, Transamerica Efficient Markets VP, Transamerica WMC Diversified Growth VP and Transamerica WMC Diversified Growth II VP, is available in each portfolio’s semi-annual report for the fiscal period ended June 30, 2009. A discussion regarding the Board of Trustees’ approval for those portfolios will be available in each portfolio’s semi-annual report for the fiscal period ending June 30, 2010.

Portfolio Construction Manager

Morningstar Associates, LLC (“Morningstar”), 22 West Washington Street, Chicago, IL 60602, is the portfolio construction manager for the portfolios listed below.

Transamerica Asset Allocation – Conservative VP

Transamerica Asset Allocation – Growth VP

Transamerica Asset Allocation – Moderate Growth VP

Transamerica Asset Allocation – Moderate VP

Transamerica International Moderate Growth VP

Pursuant to an Asset Allocation Management Agreement between TAM and Morningstar, the portfolio construction manager will make the portfolios’ investment decisions, determine what portion of each asset allocation portfolio should be in the underlying portfolios and what portion, if any, should be held in U.S. Government securities, short-term commercial paper or other assets such as cash.

Portfolio Construction Manager Compensation

For the fiscal year ended December 31, 2009, the portfolio construction manager received the following fees as a percentage of a portfolio’s average daily net assets:

Transamerica Asset Allocation – Conservative VP 0.10%

Transamerica Asset Allocation – Growth VP 0.10%

Transamerica Asset Allocation – Moderate Growth VP 0.10%

Transamerica Asset Allocation – Moderate VP 0.10%

Transamerica International Moderate Growth VP 0.10%

Portfolio Construction Team

Each of the above listed portfolios are managed by a portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. The SAI provides additional information about the portfolio construction team’s compensation, other accounts managed by the portfolio construction team, and the portfolio construction team’s ownership in each portfolio.

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jon Hale, CFA/2006	Co-Portfolio Manager	Morningstar	Senior Consultant
Maciej Kowara, CFA/2006	Co-Portfolio Manager	Morningstar	Research & Development Consultant
Jeff McConnell, CFA/2006	Co-Portfolio Manager	Morningstar	Senior Consultant
Michael Stout, CFA/2006	Co-Portfolio Manager	Morningstar	Senior Consultant
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Sub-Advisers

The name and address of the sub-advisers are listed below. Pursuant to Investment Sub-advisory Agreements between TAM and each sub-adviser on behalf of the respective portfolios, each sub-adviser shall make investment decisions, buy and sell securities for the portfolios, conduct research that leads to these purchase and sale decisions, and pay broker-dealers a commission for these trades (which can include payments for research and brokerage services).

The sub-advisers listed below receive compensation, calculated daily and paid monthly, from TAM. For the fiscal year ended December 31, 2009, the sub-advisers received the following sub-advisory fees as a percentage of a portfolio's average daily net assets:

Portfolio	Sub-Advisory Fee	Name and Address of Sub-Adviser
Transamerica AEGON High Yield Bond VP1 Transamerica Efficient Markets VP Transamerica Index 35 VP Transamerica Index 50 VP Transamerica Index 75 VP Transamerica Index 100 VP	0.25% 0.12% 0.12% 0.11% 0.10% 0.12%	AEGON USA Investment Management, LLC (“AUIM”) 4333 Edgewood Road NE Cedar Rapids, IA 52499
Transamerica BlackRock Tactical Allocation VP	0.10%	BlackRock Financial Management, Inc. (“BlackRock”) 55 East 52nd Street New York, NY 10055
Transamerica BlackRock Large Cap Value VP2	0.32%	BlackRock Investment Management, LLC (“BlackRock”) 800 Scudders Mill Road Plainsboro, NJ 08536
Transamerica Clarion Global Real Estate Securities VP	0.39%	ING Clarion Real Estate Securities, LLC (“Clarion”) 201 King of Prussia Road Suite 600 Radnor, PA 19087
Transamerica Federated Market Opportunity VP	0.28%	Federated Equity Management Company of Pennsylvania (“Federated”) 1001 Liberty Avenue Pittsburgh, PA 15222
Transamerica Foxhall Emerging Markets/Pacific Rim VP Transamerica Foxhall Global Conservative VP Transamerica Foxhall Global Growth VP Transamerica Foxhall Global Hard Asset VP	0.45% 0.45% 0.45% 0.45%	Foxhall Capital Management, Inc. (“Foxhall”) 35 Old Tavern Road 2nd Floor Orange, CT 06477
Transamerica Hanlon Balanced VP Transamerica Hanlon Growth VP Transamerica Hanlon Growth and Income VP Transamerica Hanlon Managed Income VP	0.45% 0.45% 0.45% 0.45%	Hanlon Investment Management, Inc. (“Hanlon”) 3393 Bargaintown Road, Suite 200 Egg Harbor Township, NJ 08234
Transamerica Jennison Growth VP	0.35%	Jennison Associates LLC (“Jennison”) 466 Lexington Avenue New York, NY 10017
Transamerica JPMorgan Core Bond VP Transamerica JPMorgan Enhanced Index VP Transamerica JPMorgan Mid Cap Value VP	0.20% 0.30% 0.40%	J.P. Morgan Investment Management Inc. (“JPMorgan”) 245 Park Avenue New York, NY 10167
Transamerica MFS International Equity VP3	0.45%	MFS® Investment Management (“MFS”) 500 Boylston Street Boston, MA 02116
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Portfolio	Sub-Advisory Fee	Name and Address of Sub-Adviser
Transamerica Morgan Stanley Active International Allocation VP Transamerica Multi Managed Large Cap Core VP	0.45% 0.30%	Morgan Stanley Investment Management Inc. (“MSIM”) 522 Fifth Avenue New York, NY 10036
Transamerica Morgan Stanley Mid-Cap Growth VP	0.40%	Van Kampen Asset Management (“VKAM”) 522 Fifth Avenue New York, NY 10036
Transamerica PIMCO Total Return VP4	0.25%	Pacific Investment Management Company LLC (“PIMCO”) 840 Newport Center Drive Newport Beach, CA 92660
Transamerica ProFund UltraBear VP	0.40%	ProFund Advisors LLC 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814
Transamerica Third Avenue Value VP	0.40%	Third Avenue Management LLC (“Third Avenue”) 622 Third Avenue 32nd Floor New York, NY 10017

Transamerica Balanced VP

Transamerica Convertible Securities VP

Transamerica Diversified Equity VP5

Transamerica Focus VP

Transamerica Growth Opportunities VP

Transamerica Money Market VP

Transamerica Small/Mid Cap Value VP

Transamerica U.S. Government

Securities VP

	0.35% 0.35% 0.31% 0.41% 0.37% 0.15% 0.38% 0.15%	Transamerica Investment Management, LLC (“TIM”) 11111 Santa Monica Boulevard Suite 820 Los Angeles, CA 90025
Transamerica T. Rowe Price Small Cap VP	0.35%	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202
Transamerica WMC Diversified Growth VP6 Transamerica WMC Diversified Growth II VP7	0.31% 0.30%	Wellington Management Company, LLP (“Wellington Management”) 75 State Street Boston, MA 02109

1 Includes fees paid to the portfolio’s previous sub-adviser. Effective November 20, 2009, the sub-advisory fee for the portfolio was 0.28% of the first $400 million of average daily net assets; 0.25% of average daily net assets over $400 million up to $750 million; and 0.20% of average daily net assets in excess of $750 million. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica AEGON High Yield Bond, a series of Transamerica Funds, also managed by the sub-adviser. Prior to November 20, 2009, the sub-advisory fee for the portfolio was 0.315% of the first $250 million of average daily net assets; 0.30% of average daily net assets over $250 million up to $750 million; 0.27% of average daily net assets over $750 million up to $1 billion; and 0.25% of average daily net assets in excess of $1 billion.

2 Effective November 20, 2009, the sub-advisory fee for the portfolio is 0.35% of the first $250 million of average daily net assets; 0.325% of average daily net assets over $250 million up to $750 million; 0.30% of average daily net assets over $750 million up to $1 billion; and 0.25% of average daily net assets in excess of $1 billion. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica BlackRock Large Cap Value, a series of Transamerica Funds, also managed by the sub-adviser. Prior to November 20, 2009, the sub-advisory fee for the portfolio was 0.35% of the first $250 million of average daily net assets; 0.325% of average daily net assets over $250 million up to $750 million; and 0.30% of average daily net in excess of $750 million.

3 Effective August 1, 2009, the sub-advisory fee for the portfolio is 0.45% of the first $250 million of average daily net assets; 0.425% of average daily net assets over $250 million up to $500 million; 0.40% of average daily net assets over $500 million up to $1 billion; and 0.375% of average daily net assets in excess of $1 billion. Prior to August 1, 2009, the sub-advisory fee for the portfolio was 0.475% of the first $500 million of average daily net assets; 0.45% of average daily net assets over $500 million up to $1 billion; and 0.40% of average daily net assets in excess of $1 billion.

4 Effective July 1, 2009, the sub-advisory fee for the portfolio is 0.25% of the first $1 billion of average daily net assets; and 0.225% of average daily net assets over $1 billion, only when PIMCO sub-advised assets exceed $3 billion on an aggregate basis. For the purpose of determining the $3 billion aggregate assets, the average daily net assets will be determined on a combined basis with Transamerica PIMCO Total Return VP, Transamerica PIMCO Total Return, and Transamerica PIMCO Real Return TIPS. If aggregate assets exceed $3 billion, then the calculation of sub-advisory fees will be based on the combined average daily net assets of Transamerica PIMCO Total Return VP and Transamerica PIMCO Total Return. Prior to July 1, 2009, the sub-advisory fee for the portfolio was 0.25% of average daily net assets.

5 Fees were paid to the portfolio’s previous sub-adviser. Effective May 1, 2010, the sub-advisory fee for the portfolio is 0.35% of the first $500 million of average daily net assets; 0.30% of average daily net assets over $500 million up to $2.5 billion; and 0.25% of average daily net in excess of $2.5 billion, less 50% of any amount reimbursed pursuant to the portfolio’s expense limitation. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Diversified Equity, a series of Transamerica Funds, also managed by the sub-adviser. Prior to May 1, 2010, the co-sub-advisory fee for the portfolio was 0.31% of the first $500 million of average daily net assets; 0.275% of average daily net assets over $500 million up to $1.5 billion; and 0.28% of average daily net in excess of $1.5 billion. A portion of the sub-advisory fee was paid to a prior co-manager based on their portion of managed assets as follows: 0.40% of the first $500 million of average daily net assets; 0.375% of average daily net assets over $500 million up to $1.5 billion; and 0.35% of average daily net assets in excess of $1.5 billion.

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6  Fees were paid to the portfolio’s previous sub-adviser. Effective April 9, 2010, the sub-advisory fee for the portfolio is 0.28% of the first $2 billion of average daily net assets; 0.25% of average daily net assets over $2 billion up to $5 billion; and 0.225% of average daily net assets in excess $5 billion. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica WMC Diversified Growth, Transamerica WMC Diversified Growth VP, Transamerica WMC Diversified Growth II VP and the portion of the assets of the Transamerica Partners Large Growth Portfolio that are sub-advised by Wellington Management. Prior to April 9, 2010, the sub-advisory fee for the portfolio was 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion.

7 Fees were paid to the portfolio’s previous sub-adviser. Effective April 9, 2010, the sub-advisory fee for the portfolio is 0.28% of the first $2 billion of average daily net assets; 0.25% of average daily net assets over $2 billion up to $5 billion; and 0.225% of average daily net assets in excess $5 billion. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica WMC Diversified Growth, Transamerica WMC Diversified Growth VP, Transamerica WMC Diversified Growth II VP and the portion of the assets of the Transamerica Partners Large Growth Portfolio that are sub-advised by Wellington Management. Prior to April 9, 2010, the sub-advisory fee for the portfolio was 0.30% of the portfolio’s average daily net assets.

Portfolio Manager(s)

The following portfolios are managed by portfolio manager(s). The SAI provides additional information about the portfolio manager(s)’ compensation, other accounts managed by the portfolio manager(s), and the portfolio manager(s)’ ownership in each portfolio.

Transamerica AEGON High Yield Bond VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Bradley J. Beman, CFA, CPA/2009	Portfolio Manager	AUIM	Senior Vice President, Director – High Yield
Kevin Bakker, CFA/2009	Portfolio Manager	AUIM	High Yield Portfolio Manager
Benjamin D. Miller, CFA/2009	Portfolio Manager	AUIM	High Yield Portfolio Manager

Transamerica Balanced VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Kirk J. Kim/2008	Portfolio Manager (Lead-Equity)	TIM	Principal, Deputy Chief Investment Officer, Portfolio Manager
John D. Lawrence, CFA/2009	Portfolio Manager (Co-Equity)	TIM	Principal, Portfolio Manager
Gary U. Rollé, CFA/1994	Portfolio Manager (Co-Equity)*	TIM	Principal, Managing Director, Chief Executive Officer, Chief Investment Officer
Greg D. Haendel, CFA/2008	Portfolio Manager (Lead-Fixed)	TIM	Principal, Portfolio Manager
Derek S. Brown, CFA/2008	Portfolio Manager (Co-Fixed)	TIM	Principal, Director of Fixed Income, Portfolio Manager
Brian W. Westhoff, CFA/2008	Portfolio Manager (Co-Fixed)	TIM	Principal, Portfolio Manager

* Mr. Rollé will be a co-portfolio manager through June 30, 2010. In July he will no longer have official portfolio management responsibilities, but he will continue in the capacity of advisory consultant until the end of 2010.

Transamerica BlackRock Global Allocation VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Dennis Stattman/2009	Senior Portfolio Manager	BlackRock	Managing Director
Dan Chamby/2009	Associate Portfolio Manager	BlackRock	Managing Director
Romualdo Roldan/2009	Associate Portfolio Manager	BlackRock	Managing Director

Transamerica BlackRock Large Cap Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Robert C. Doll, Jr., CFA/2004	Senior Portfolio Manager	BlackRock	Vice Chairman, Chief Equity Strategist
Daniel Hanson, CFA/2008	Associate Portfolio Manager	BlackRock	Managing Director
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Transamerica BlackRock Tactical Allocation VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Phil Green/2009	Managing Director	BlackRock	Lead Portfolio Manager, Portfolio Co-Manager
Michael Huebsch/2009	Managing Director	BlackRock	Lead Portfolio Manager

Transamerica Clarion Global Real Estate Securities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Steven D. Burton, CFA/2002	Portfolio Manager	Clarion	Managing Director
T. Ritson Ferguson, CFA/2002	Portfolio Manager	Clarion	Chief Investment Officer
Joseph P. Smith, CFA/2002	Portfolio Manager	Clarion	Managing Director

Transamerica Convertible Securities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Kirk J. Kim/2002	Portfolio Manager (Lead)	TIM	Principal, Deputy Chief Investment Officer, Portfolio Manager
Peter O. Lopez/2002	Portfolio Manager (Co)	TIM	Principal, President, Director of Research, Portfolio Manager

Transamerica Diversified Equity VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Edward S. Han/2010	Portfolio Manager (Lead)	TIM	Principal, Portfolio Manager
Gary U. Rollé, CFA/2009	Portfolio Manager (Co)*	TIM	Principal, Managing Director, Chief Executive Officer, Chief Investment Officer
Peter O. Lopez/2009	Portfolio Manager (Co)	TIM	Principal, President, Director of Research, Portfolio Manager

* Mr. Rollé will be a co-portfolio manager through June 30, 2010. In July he will no longer have official portfolio management responsibilities, but he will continue in the capacity of advisory consultant until the end of 2010.

Transamerica Efficient Markets VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2008	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Federated Market Opportunity VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Steven J. Lehman, CFA/1994	Senior Portfolio Manager	Federated	Vice President and Senior Vice President
Dana L. Meissner, CFA/2009	Portfolio Manager	Federated	Vice President and Senior Investment Analyst
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Transamerica Focus VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Edward S. Han/2009	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager
Kirk J. Kim/2009	Portfolio Manager (Co)	TIM	Principal, Deputy Chief Investment Officer, Portfolio Manager
Joshua D. Shaskan, CFA/2009	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager

Transamerica Foxhall Emerging Markets/Pacific Rim VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Foxhall Global Conservative VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Foxhall Global Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Foxhall Global Hard Asset VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Growth Opportunities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Edward S. Han/2005	Portfolio Manager (Lead)	TIM	Principal, Portfolio Manager
John J. Huber, CFA/2005	Portfolio Manager (Lead)	TIM	Principal, Director of Equity
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Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Process and Risk Management, Portfolio Manager

Transamerica Hanlon Balanced VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Hanlon Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Hanlon Growth and Income VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Hanlon Managed Income VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Index 35 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2009	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Index 50 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2008	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Index 75 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2008	Portfolio Manager	AUIM	Senior Vice President and
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Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Senior Portfolio Manager

Transamerica Index 100 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2009	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Jennison Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Michael A. Del Balso/2009	Portfolio Manager	Jennison	Managing Director and Director of Research for Growth Equity
Kathleen A. McCarragher/2000	Portfolio Manager	Jennison	Managing Director and Head of Growth Equity
Spiros “Sig” Segalas/2009	Portfolio Manager	Jennison	Director, President and Chief Investment Officer

Transamerica JPMorgan Core Bond VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Douglas S. Swanson/2007	Portfolio Manager	JPMorgan	Managing Director and Portfolio Manager

Transamerica JPMorgan Enhanced Index VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Terance Chen/1997	Vice President	JPMorgan	Portfolio Manager
Raffaele Zingone/1997	Portfolio Manager	JPMorgan	Portfolio Manager

Transamerica JPMorgan Mid Cap Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jonathan K.L. Simon/2004	Portfolio Manager	JPMorgan	Portfolio Manager and Chief Investment Officer (US Value)
Lawrence Playford, CFA/2004	Portfolio Manager	JPMorgan	Vice President and Research Analyst
Gloria Fu, CFA/2006	Portfolio Manager	JPMorgan	Vice President and Research Analyst

Transamerica MFS International Equity VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Daniel Ling/2009	Portfolio Manager	MFS	Investment Officer, Investment Manager, Lion Capital Management, Singapore
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Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Marcus L. Smith/2006	Portfolio Manager	MFS	Investment Officer

Transamerica Morgan Stanley Active International Allocation VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Ann D. Thivierge/2002	Portfolio Manager	MSIM	Managing Director

Transamerica Morgan Stanley Mid-Cap Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Dennis P. Lynch/2002	Lead Portfolio Manager	VKAM	Managing Director
David S. Cohen/2002	Portfolio Manager	VKAM	Managing Director
Sam G. Chainani/2004	Portfolio Manager	VKAM	Managing Director
Alexander T. Norton/2005	Portfolio Manager	VKAM	Executive Director
Jason C. Yeung/2007	Portfolio Manager	VKAM	Executive Director
Armistead B. Nash/2008	Portfolio Manager	VKAM	Executive Director

Transamerica Multi Managed Large Cap Core VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Dennis P. Lynch/2002	Lead Portfolio Manager	MSIM	Managing Director
David S. Cohen/2002	Portfolio Manager	MSIM	Managing Director
Sam G. Chainani/2004	Portfolio Manager	MSIM	Managing Director
Alexander T. Norton/2005	Portfolio Manager	MSIM	Executive Director
Jason C. Yeung/2007	Portfolio Manager	MSIM	Executive Director
Armistead B. Nash/2008	Portfolio Manager	MSIM	Executive Director
Kevin Holt/2004	Co-Lead Portfolio Manager	MSIM	Managing Director
Jason Leder/2004	Co-Lead Portfolio Manager	MSIM	Managing Director
Devin Armstrong/2007	Portfolio Manager	MSIM	Executive Director
James Warwick/2007	Portfolio Manager	MSIM	Executive Director

Transamerica PIMCO Total Return VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Chris P. Dialynas/2008	Portfolio Manager	PIMCO	Managing Director

Transamerica ProFund UltraBear VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Todd B. Johnson/2009	Lead Portfolio Manager	ProFund Advisors	Chief Investment Officer
Howard S.Rubin/2009	Portfolio Manager	ProFund Advisors	Director, Portfolio Manager
Robert M. Parker/2009	Portfolio Manager	ProFund Advisors	Senior Portfolio Manager
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Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Transamerica Small/Mid Cap Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeffrey J. Hoo, CFA/2008	Portfolio Manager (Lead)	TIM	Principal, Portfolio Manager
Joshua D. Shaskan, CFA/2008	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager
Thomas E. Larkin, III/2008	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager, Senior Securities Analyst

Transamerica T. Rowe Price Small Cap VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sudhir Nanda, CFA/2006	Portfolio Manager	T. Rowe Price	Vice President and Portfolio Chairman

Transamerica Third Avenue Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Curtis R. Jensen/1998	Co-Portfolio Manager	Third Avenue	Co-Chief Investment Officer
Yang Lie/2008	Co-Portfolio Manager	Third Avenue	Director of Research
Kathleen K. Crawford/2007	Assistant Portfolio Manager	Third Avenue	Research Analyst

Transamerica U.S. Government Securities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Derek S. Brown, CFA/2005	Portfolio Manager (Lead)	TIM	Principal, Director of Fixed Income, Portfolio Manager
Greg D. Haendel, CFA/2003	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager

Transamerica WMC Diversified Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul E. Marrkand, CFA/2010	Portfolio Manager	Wellington Management	Senior Vice President and Equity Portfolio Manager

Transamerica WMC Diversified Growth II VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul E. Marrkand, CFA/2010	Portfolio Manager	Wellington Management	Senior Vice President and Equity Portfolio Manager
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Disclosure of Portfolio Holdings: A detailed description of the portfolios' policies and procedures with respect to the disclosure of the portfolios' securities is available in the SAI. The portfolios publish all holdings on the website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

Prior Performance for Similar Accounts

Wellington Management - Transamerica WMC Diversified Growth VP and Transamerica WMC Diversified Growth II VP (the “WMC Portfolios”). The performance information shown below represents a composite of the prior performance of certain discretionary accounts (the “Other Accounts”) managed by Wellington Management with substantially similar investment objectives, policies and strategies as the WMC Portfolios. Wellington Management has prepared the historical performance shown for the composite in compliance with the Global Investment Performance Standards. This methodology differs from the guidelines of the Securities and Exchange Commission for calculating performance of mutual funds.

The WMC Portfolios’ actual performance may vary significantly from the past performance of the composite. Differences in asset size and cash flows may result in different security selections, differences in relative weightings of securities or differences in prices paid for particular portfolio holdings. In addition, the Other Accounts were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite.

The composite performance presented below is shown on both a gross and net basis. The net performance results have been adjusted to reflect the operating expenses of Initial and Service Class shares of Transamerica WMC Diversified Growth VP.

The composite performance is not that of the WMC Portfolios, should not be interpreted as indicative of the WMC Portfolios’ future performance, and should not be considered a substitute for the WMC Portfolios’ performance.

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Year-by-Year Total Return as of 12/31 each year (%)

The composite performance in the bar chart below is shown on a gross basis and net of the operating expenses of Transamerica WMC Diversified Growth VP Initial Class shares.

The composite performance in the bar chart below is shown on a gross basis and net of the operating expenses of Transamerica WMC Diversified Growth VP Service Class shares.

Average Annual Total Returns for the period ended 12/31/09

	1 year	5 years	10 years
Wellington Management Diversified Growth Composite (gross of expenses)	38.91%	4.34%	1.13%
Wellington Management Diversified Growth Composite (net of expenses of Transamerica WMC Diversified Growth VP Initial Class shares)	37.84%	3.52%	0.34%
Wellington Management Diversified Growth Composite (net of expenses of Transamerica WMC Diversified Growth VP Service Class shares)	37.51%	3.26%	0.09%
Russell 1000® Growth Index	37.21%	1.63%	-3.99%
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OTHER INFORMATION

Share Classes

TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2011. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

Purchase and Redemption of Shares

Shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York and Monumental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (“NAV”) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust’s distributor (or other agent) of a purchase order or receipt of a redemption request.

Valuation of Shares

The NAV of all portfolios is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Purchase orders for shares of the TST asset allocation portfolios that are received in good order and accepted before the close of business on the NYSE receive the NAV determined as of the close of the NYSE that day. For direct purchases, corresponding orders for shares of the underlying constituent portfolios are priced on the same day that orders for shares of the asset allocation portfolios are received and accepted. For purchases of shares of the TST asset allocation portfolios through the National Securities Clearing Corporation (“NSCC”), orders for shares of the underlying constituent portfolios will be placed after the receipt and acceptance of the settled purchase order for shares of the asset allocation portfolios.

How NAV Is Calculated

The NAV of each portfolio (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios’ securities for the purposes of determining the portfolios’ NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may

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be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that the portfolio uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end portfolios (other than ETF shares) are generally valued at the net asset value per share reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the portfolios’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV per share.

Market Timing/Excessive Trading

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. As money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares may disrupt portfolio management, hurt portfolio performance and drive portfolio expenses higher. For example, a portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.

Transamerica Series Trust’s Board of Trustees has approved policies and procedures that are designed to discourage market timing or excessive trading which include limitations on the number of transactions in portfolio shares. If you intend to engage in such practices, we request that you do not purchase shares of any of the portfolios. Each portfolio reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the portfolio reasonably believes to be in connection with market timing or excessive trading.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios’ policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it

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reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a “contract owner”) or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and excessive short-term trading, the portfolios cannot always recognize or detect such trading. The Trust’s distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries’ ability to deter such activity may be limited by operational and information systems. Due to the risk that the portfolios and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an asset allocation portfolio in furtherance of a portfolio’s objective are not considered to be market timing or disruptive trading.

Investment Policy Changes

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name will provide its shareholders with at least 60 days’ prior written notice before making changes to such policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.

Unless expressly designated as fundamental, all policies and procedures of the portfolios, including their investment objectives, may be changed at any time by the Board of Trustees without shareholder approval. The investment strategies employed by a portfolio may also be changed without shareholder approval.

To the extent authorized by law, Transamerica Series Trust and each of the portfolios reserve the right to discontinue offering shares at any time, to merge or liquidate a class of shares or to cease operations entirely.

Asset Allocation Funds

The asset allocation portfolios, Transamerica Asset Allocation – Conservative VP, Transamerica Asset Allocation – Growth VP, Transamerica Asset Allocation – Moderate Growth VP, Transamerica Asset Allocation – Moderate VP and Transamerica International Moderate Growth VP, as well as Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Multi-Manager International Portfolio and Transamerica Multi-Manager Alternative Strategies Portfolio, each separate series of Transamerica Funds, may own a significant portion of the shares of a TST portfolio. Transactions by the asset allocation portfolios may be disruptive to the management of an underlying portfolio.

Dividends and Distributions

Each portfolio intends to distribute annually substantially all of its net investment income, if any. Dividends of Transamerica Money Market VP are declared daily and distributed monthly. Capital gain distributions are typically declared and distributed annually, if any. Dividends and distributions are paid on the business day following the ex-dividend date, and will be reinvested in additional shares unless you elect to take your dividends in cash. Distributions of short-term capital gains are included as distributions of net investment income.

Taxes

Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify for each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). As a regulated investment company, a portfolio generally will not be subject to federal income tax on the taxable income that it distributes. Taxable income consists generally of net investment income and any capital gains. It is each portfolio’s intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance policies and annuity contracts. Certain separate accounts are required to meet diversification requirements under Section 817(h) of the Code and the regulations thereunder in order for insurance policies and annuity contracts funded by those separate accounts to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and is

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owned only by separate accounts and certain other qualified investors (including the asset allocation portfolios offered in this prospectus if they are owned only by separate accounts and certain other qualified investors), the separate accounts invested in that portfolio will be allowed to look through to the portfolio’s investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirements under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the insurance policies and annuity contracts invested in that portfolio could become currently taxable to the owners of the policies and contracts, and income for prior periods with respect to the policies and contracts could also be taxable in the year in which that failure occurs.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see “Federal Income Tax Considerations” included in the respective prospectuses for the policies and contracts.

Distribution and Service Plans

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (“TCI”), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class and up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2011. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

Other Distribution and Service Arrangements

The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York and Monumental Life Insurance Company (together, the “Transamerica Insurance Companies”), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of Western Reserve and is affiliated with the other Transamerica Insurance Companies, and TAM’s business profits (from managing the portfolios) may directly benefit Western Reserve and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios’ shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies, TCI, and/or other portfolio sub-advisers, directly or through TCI, out of their past profits and other available sources, provide cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries as a means to promote the distribution and wholesaling of variable contracts (and thus, indirectly, the portfolios’ shares). In certain cases, these payments may be significant. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial and may be substantial to any given recipient. Revenue sharing arrangements are separately negotiated. Revenue sharing is not an expense of the portfolios, is not reflected in the fees and expenses sections of this prospectus and does not change the price paid by investors for the purchase of a portfolio’s shares or the amount received by an investor as proceeds from the redemption of portfolio shares. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

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Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit TAM, TCI and their affiliates to the extent the payments result in more assets being invested in the portfolios on which fees are being charged.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentives for the insurers and other financial intermediaries to make the TST portfolios’ shares available to current or prospective variable contract owners to the detriment of other potential investment options.

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LIST AND DESCRIPTION OF CERTAIN UNDERLYING PORTFOLIOS

This section lists and describes the underlying portfolios in which some or all of the asset allocation portfolios may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Further information about certain underlying portfolios of TST and certain underlying funds of Transamerica Funds is contained in those underlying funds’/portfolios’ prospectuses, available at www.transamericafunds.com.

TST UNDERLYING PORTFOLIOS:

Fund Name	Transamerica Asset Allocation – Conservative VP	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica AEGON High Yield Bond VP	X		X	X
Transamerica Balanced VP	X	X	X	X
Transamerica BlackRock Large Cap Value VP	X	X	X	X		X
Transamerica Clarion Global Real Estate Securities VP	X	X	X	X	X
Transamerica Convertible Securities VP	X	X	X	X		X
Transamerica Diversified Equity VP	X	X	X	X		X
Transamerica Federated Market Opportunity VP	X	X	X	X	X
Transamerica Focus VP	X	X	X	X
Transamerica Growth Opportunities VP	X	X	X	X		X
Transamerica Jennison Growth VP	X	X	X	X		X
Transamerica JPMorgan Core Bond VP	X		X	X	X	X
Transamerica JPMorgan Enhanced Index VP	X	X	X	X		X
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Fund Name	Transamerica Asset Allocation – Conservative VP	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica JPMorgan Mid Cap Value VP	X	X	X	X		X
Transamerica MFS International Equity VP						X
Transamerica Money Market VP	X	X	X	X	X	X
Transamerica Morgan Stanley Active International Allocation VP	X	X	X	X	X
Transamerica Morgan Stanley Mid-Cap Growth VP						X
Transamerica Multi Managed Large Cap Core VP	X	X	X	X
Transamerica PIMCO Total Return VP	X		X	X	X	X
Transamerica Small/Mid Cap Value VP	X	X	X	X
Transamerica T. Rowe Price Small Cap VP	X	X	X	X
Transamerica Third Avenue Value VP						X
Transamerica U.S. Government Securities VP	X		X	X	X	X
Transamerica WMC Diversified Growth VP	X	X	X	X		X

• Transamerica AEGON High Yield Bond VP seeks a high level of current income by investing in high-yield debt securities. The portfolio invests at least 80% of its net assets in a portfolio of high-yield/high-risk bonds (commonly known as “junk bonds”). These junk bonds are high risk debt securities rated in medium or lower categories. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; credit; fixed-income securities; high-yield debt securities; increase in expenses; liquidity; market; portfolio selection; and valuation.

• Transamerica Balanced VP seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by

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companies of all sizes. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; credit; currency; derivatives; fixed-income securities; foreign securities; growth stocks; high-yield debt securities; increase in expenses; liquidity; market; mortgage-related securities; portfolio selection; small- or medium-sized companies; stocks; and valuation.

• Transamerica BlackRock Large Cap Value VP seeks long-term capital growth by investing primarily in equity securities of large cap companies. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies that, at the time of purchase, have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Value Index. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; fixed-income securities; foreign securities; increase in expenses; liquidity; market; portfolio selection; preferred stock; stocks; value investing; and U.S. government agency obligations.

• Transamerica Clarion Global Real Estate Securities VP seeks long-term total return from investments primarily in equity securities of real estate companies. The portfolio’s portfolio will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; fixed-income securities; foreign securities; increase in expenses; market; mortgage-related securities; non-diversification; portfolio selection; portfolio turnover; real estate securities; REITs; small- or medium-sized companies; and stocks.

• Transamerica Convertible Securities VP seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. The principal risks of investing in this underlying portfolio are: active trading; cash management and defensive investing; convertible securities; currency; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; portfolio selection; repurchase agreements; and stocks.

• Transamerica Diversified Equity VP seeks to maximize capital appreciation by investing at least 80% of its assets in equity securities. The portfolio’s sub-adviser uses a “bottom-up” approach to investing, and constructs the portfolio one company at a time. The portfolio may invest in securities of all sizes; generally, however, the portfolio invests in securities of companies whose market capitalization is greater than $500 million. The portfolio may also invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; focused investing; foreign securities; growth stocks; increase in expenses; market; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica Federated Market Opportunity VP seeks absolute (positive) returns with low correlation to the U.S. equity market by investing, under normal conditions, in domestic and foreign securities that the fund’s sub-adviser deems to be undervalued or out-of-favor. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; commodities; convertible securities; country, sector or industry focus; currency; currency hedging; derivatives; emerging markets; exchange-traded funds; fixed-income securities; foreign securities; high-yield debt securities; hybrid instruments; increase in expenses; investment companies; leveraging; liquidity; market; portfolio selection; portfolio turnover; REITs; short sales; stocks; tax; and value investing.

• Transamerica Focus VP seeks to maximize long-term growth by investing primarily in domestic equity securities that, in the portfolio’s sub-adviser’s opinion, are trading at a material discount to intrinsic value. The portfolio will generally invest in domestic equity securities of any size. The portfolio may also invest up to  10% of its assets in short sale positions. The portfolio may invest up to 20% of its assets in convertible and non-convertible high-yield, debt securities rated below investment grade. The portfolio’s sub-adviser uses a “bottom-up” approach to investing, and constructs the portfolio’s portfolio one company at a time. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; derivatives; fixed-income securities; focused investing; foreign securities; high-yield debt securities; increase in expenses; market; non-diversification; portfolio selection; short sales; small- or medium-sized companies; stocks; and value investing.

• Transamerica Growth Opportunities VP seeks to maximize long-term growth by generally investing at least 65% of the portfolio’s assets in a portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; derivatives; fixed-income

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securities; foreign securities; growth stocks; increase in expenses; market; portfolio selection; preferred stock; small- or medium-sized companies; stocks; and warrants and rights.

• Transamerica Jennison Growth VP seeks long-term growth of capital by investing at least 65% of its total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts of U.S. companies with market capitalizations of at least $1 billion that the sub-adviser believes have above-average prospects for growth. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; foreign securities; growth stocks; increase in expenses; market; medium-sized companies; portfolio selection; preferred stock; stocks; and warrants and rights.

• Transamerica JPMorgan Core Bond VP seeks total return, consisting of current income and capital appreciation by investing at least 80% of its assets in U.S. government securities, medium- to high-quality corporate bonds, mortgage-backed securities and asset-backed securities and commercial mortgage-backed securities. The principal risks of investing in this underlying portfolio are: asset-backed securities; cash management and defensive investing; credit; currency; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; mortgage-related securities; portfolio selection; and valuation.

• Transamerica JPMorgan Enhanced Index VP seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Index. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; fixed-income securities; foreign securities; growth stocks; increase in expenses; market; medium-sized companies; portfolio selection; repurchase agreements; stocks; U.S. government agency obligations; and value investing.

• Transamerica JPMorgan Mid Cap Value VP seeks growth from capital appreciation by investing at least 80% of net assets, under normal conditions, in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the fund’s sub-adviser believes to be undervalued. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; derivatives; foreign securities; increase in expenses; market; medium-sized companies; portfolio selection; preferred stock; REITs, stocks; and value investing.

• Transamerica MFS International Equity VP seeks capital growth by investing primarily in equity securities of foreign companies, including emerging markets securities. Under normal market conditions, at least 80% of the portfolio’s net assets are invested in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, potentially including emerging markets. The portfolio may invest a relatively large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. The portfolio may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying portfolio are: active trading; cash management and defensive investing; convertible securities; currency; derivatives; emerging markets; foreign securities; geographic; growth stocks; increase in expenses; leveraging; liquidity; market; portfolio selection; preferred stock; small- or medium-sized companies; stocks; and value investing.

• Transamerica Money Market VP seeks to obtain maximum current income from money market securities consistent with liquidity and preservation of principal by investing substantially all of the portfolio’s assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: bank obligations; credit; fixed-income securities; foreign securities; increase in expenses; interest rate; market; redemption; repurchase agreements; U.S. government agency obligations; and yield.

• Transamerica Morgan Stanley Active International Allocation VP seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; emerging markets; foreign securities; increase in expenses; liquidity; market; portfolio selection; real estate securities; REITs; and stocks.

• Transamerica Morgan Stanley Mid-Cap Growth VP seeks capital appreciation by investing, under normal circumstances, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The portfolio may also invest in common stocks and other equity securities of small-and large- cap companies, as well as preferred stocks, convertible

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securities, rights and warrants and debt securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; investing aggressively; market; portfolio selection; preferred stock; REITs; small- or medium-sized companies; stocks; and warrants and rights.

• Transamerica Multi Managed Large Cap Core VP seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio’s assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: currency; derivatives; emerging markets; foreign securities; growth stocks; market; REITs; stocks; and value investing.

• Transamerica PIMCO Total Return VP seeks maximum total return consistent with preservation of capital and prudent investment management by investing principally in fixed-income securities of varying maturities. The fund may invest its assets in derivative instruments. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; credit; currency; currency hedging; derivatives, emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; leveraging; liquidity; market; mortgage-related securities; portfolio selection; preferred stock; prepayment or call; repurchase agreements; Rule 144A securities; sovereign debt; stocks; U.S. government agency obligations; and valuation.

• Transamerica Small/Mid Cap Value VP seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; emerging markets; foreign securities; increase in expenses; market; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica T. Rowe Price Small Cap VP seeks long-term growth of capital by investing primarily in common stocks of small growth companies. This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute more than 50% of assets. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; exchange-traded funds; foreign securities; growth stocks; liquidity; market; portfolio selection; smaller companies; and stocks.

• Transamerica U.S. Government Securities VP seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; country sector or industry focus; derivatives; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; market; mortgage-related securities; portfolio selection; U.S. government agency obligations; and zero coupon bonds.

• Transamerica WMC Diversified Growth VP seeks to maximize long-term growth by investing, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth- oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria. Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; fixed-income securities; focused investing; foreign securities; growth stocks; increase in expenses; market; portfolio selection; small-or medium sized companies; and stocks.

The portfolios may invest their assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolios may do so without limit. Although the underlying portfolios will do this only in seeking to avoid losses, the underlying portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolios have any uninvested cash, the portfolios would also be subject to risk with respect to the depository institution holding the cash.

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TRANSAMERICA UNDERLYING FUNDS:

Fund Name	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Conservative VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica AllianceBernstein International Value	X	X	X	X	X	X
Transamerica BlackRock Global Allocation	X	X	X	X	X	X
Transamerica BlackRock Natural Resources	X
Transamerica BNY Mellon Market Neutral Strategy	X
Transamerica First Quadrant Global Macro	X
Transamerica Flexible Income		X	X	X	X	X
Transamerica Jennison Growth	X	X	X	X
Transamerica JPMorgan International Bond		X	X	X	X	X
Transamerica Loomis Sayles Bond		X	X	X	X	X
Transamerica MFS International Equity	X	X	X	X	X
Transamerica Neuberger Berman International	X	X	X	X	X	X
Transamerica Oppenheimer Developing Markets	X	X	X	X	X
Transamerica Oppenheimer Small- & Mid-Cap Value	X	X	X	X
Transamerica PIMCO Real Return TIPS		X	X	X	X	X
Transamerica Schroders International Small Cap	X	X	X	X	X
Transamerica Short-Term Bond		X	X	X	X	X
Transamerica Third Avenue Value	X	X	X	X
Transamerica Thornburg International Value	X	X	X	X	X	X
Transamerica UBS Large Cap Value	X	X	X	X		X
Transamerica Van Kampen Emerging Markets Debt		X	X	X
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Fund Name	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Conservative VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica Van Kampen Mid-Cap Growth	X	X	X	X	X
Transamerica Van Kampen Small Company Growth	X	X	X	X
Transamerica WMC Emerging Markets	X	X	X	X	X

• Transamerica AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from a variety of industries and developed countries. The fund primarily invests in issuers that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The principal risks of investing in this underlying fund are: convertible securities; currency; currency hedging; defensive investing; derivatives; foreign securities; increase in expenses; leveraging; liquidity; market; portfolio selection; repurchase agreements; securities lending; short sales; stocks; value investing; and warrants and rights.

• Transamerica BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: commodities; convertible securities; credit; currency; currency hedging; defensive investing; derivatives; distressed securities; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; liquidity; loans; market; portfolio selection; precious metals-related securities; preferred stock; prepayment or call; real estate securities; securities lending; short sales; small- or medium-sized companies; sovereign debt; stocks; tax; and warrants and rights.

• Transamerica BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders’ capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its net assets in equity securities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The principal risks of investing in this underlying fund are: defensive investing; derivatives; emerging markets; equity securities; foreign securities; increase in expenses; market and selection; mid-cap securities; natural resource-related securities; non-diversification; portfolio selection; precious metals-related securities; sector; and tax.

• Transamerica BNY Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market-neutral strategy and investing, under normal circumstances, at least 80% of the fund’s assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: currency; defensive investing; derivatives; foreign securities; increase in expenses; leveraging; market; portfolio selection; portfolio turnover; short sales; small- or medium-sized companies; and stocks.

• Transamerica First Quadrant Global Macro seeks to achieve total return from investments in the global equity, fixed-income, and currency markets, independent of market direction. The fund seeks to generate returns through risk-controlled exposure, long and short, to global equity, fixed-income, and currency markets through a wide range of derivative instruments and direct investments. The fund typically will make extensive use of derivative instruments, including futures contracts on global equity and fixed-income securities and security indices, options on futures contracts and equity indices, securities and security indices, swap contracts and forward contracts. The fund may also invest directly in global equity securities (including exchange traded funds (“ETFs”) and common and preferred stock of U.S. and non-U.S. companies) and fixed-income securities (including U.S. and non-U.S. corporate bonds and debt securities guaranteed by U.S. and non-

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U.S. governments, their agencies or instrumentalities or supranational organizations). The principal risks of investing in this underlying fund are: active trading; convertible securities; country, sector or industry focus; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; high-yield debt securities; increase in expenses; leveraging; liquidity; market; non-diversification; portfolio selection; preferred stock; prepayment or call; short sales; small- or medium-sized companies; stocks; U.S. government agency obligations; and value investing.

• Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as a secondary objective by generally investing at least 80% of its net-assets in a broad range of fixed-income securities. The fund may also invest in derivatives and equity securities. The principal risks of investing in this underlying fund are: active trading; convertible securities; credit; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; liquidity; loans; market; mortgage-related securities; portfolio selection; preferred stock; stocks; structured instruments; valuation; and warrants and rights.

• Transamerica JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund’s net assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; increase in expenses; liquidity; market; non-diversification; and portfolio selection.

• Transamerica Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing fund assets principally in fixed-income securities. The fund normally invests at least 80% of its net assets primarily in investment-grade, fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities (“junk bonds”) and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: bank obligations; convertible securities; credit; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; leveraging; liquidity; market; mortgage-related securities; portfolio selection; preferred stock; REITs; repurchase agreements; Rule 144A securities; stocks; structured instruments; and valuation.

• Transamerica MFS International Equity seeks capital growth by investing primarily in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets. The fund may invest a relatively large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. The fund may invest its assets in the stocks of companies its sub-adviser believes to have above-average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying fund are: active trading; convertible securities; currency; defensive investing; derivatives; emerging markets; foreign securities; geographic; growth stocks; increase in expenses; leveraging; liquidity; market; portfolio selection; preferred stock; small- or medium-sized companies; stocks; and value investing.

• Transamerica Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund’s sub-adviser looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; foreign securities; growth stocks; increase in expenses; leveraging; liquidity; market; portfolio selection; securities lending; small- or medium-sized companies; stocks; and value investing.

• Transamerica Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in equity securities of issuers that are economically tied to one or more emerging markets countries. In selecting securities, the fund’s sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: convertible securities; country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; liquidity; market; portfolio selection; portfolio turnover; preferred stock; small- or medium-sized companies; stocks; and warrants and rights.

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• Transamerica Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small-cap and mid-cap domestic and foreign issuers. The fund’s sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: convertible securities; currency; currency hedging; defensive investing; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; portfolio selection; portfolio turnover; preferred stock; small- or medium-sized companies; stocks; and value investing.

• Transamerica PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Protected Securities (or “TIPS”). The fund’s subadviser invests, under normal circumstances, at least 80% of the fund’s net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: CPIU measurement; credit; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; interest rate; leveraging; liquidity; market; mortgage-related securities; non-diversification; portfolio selection; portfolio turnover; preferred stock; prepayment or call; repurchase agreements; Rule 144A securities; sovereign debt; stocks; U.S. government agency obligation; and valuation.

• Transamerica Schroders International Small Cap seeks to provide long-term capital appreciation by investing primarily in the equity securities of smaller companies located outside the U.S. The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including the company’s potential for long-term growth, financial condition, quality of management and sensitivity to cyclical factors, as well as the relative value of the company’s securities compared to the market as a whole. The principal risks of investing in this underlying fund are: country/regional; currency; defensive investing, derivatives; emerging markets; foreign securities; growth stocks; increase in expenses; investment style; liquidity; market; portfolio selection; smaller companies; and stocks.

• Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, mortgage-backed securities, and asset-backed securities. Normally, the fund will invest at least 80% of its net assets in fixed-income securities. The principal risks of investing in this underlying fund are: bank obligations; credit; defensive investing; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; mortgage-related securities; portfolio selection; U.S. government agency obligations; valuation; and yield fluctuation.

• Transamerica Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks of U.S. and non-U.S. issuers. The fund invests in companies regardless of market capitalization, with the mix of its investments at any time depending on the industries and types of securities its sub-adviser believes represent the best values consistent with the fund’s strategies and restrictions. The principal risks of investing in this underlying fund are: currency; defensive investing, fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; market; non-diversification; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica Thornburg International Value seeks long-term capital appreciation by investing, under normal circumstances, at least 75% of its assets in foreign securities of issuers that are located in a number of countries throughout the world. The fund may invest in emerging markets. The fund may invest in companies of any size, but invests primarily in the large and middle range of public company market capitalizations. The principal risks of investing in this underlying fund are: currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; increase in expenses; market; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund’s sub-adviser focuses on, among other things, identifying discrepancies between a security’s fundamental value and its market price. The principal risks of investing in this underlying fund are: convertible securities; defensive investing; derivatives; increase in expenses; investment companies; market; portfolio selection; preferred stock; stocks; value investing; and warrants and rights.

• Transamerica Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging markets countries. Under normal circumstances, at least 80% of the fund’s net assets will be invested in debt securities of issuers located in emerging markets countries. The principal risks of investing in this underlying fund are: credit; currency;

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currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; increase in expenses; liquidity; market; non-diversification; portfolio selection; sovereign debt; and valuation.

• Transamerica Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal circumstances, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The fund may also invest in common stocks and other equity securities of small- and large-cap companies, as well as preferred stocks, convertible securities, rights and warrants and debt securities. The principal risks of investing in this underlying fund are: convertible securities; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; investing aggressively; market; portfolio selection; preferred stock; REITs; small- or medium-sized companies; stocks; and warrants and rights.

• Transamerica Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies. Under normal circumstances, at least 80% of the fund’s net assets will be invested in such securities. The principal risks of investing in this underlying fund are: convertible securities; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; market; portfolio selection; REITs; smaller companies; and stocks.

• Transamerica WMC Emerging Markets seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in equity securities of companies that conduct their principal business activities in emerging markets, are organized under the laws of or maintain their principal place of business in emerging markets, or whose securities are traded principally on exchanges in emerging markets. The fund’s sub-adviser considers emerging markets to be markets with rapidly growing economies. The principal risks of investing in this underlying fund are: convertible securities; country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; IPOs; liquidity; market; portfolio selection; portfolio turnover; preferred stock; small- or medium-sized companies; stocks; and warrants and rights.

The funds may invest their assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the funds may do so without limit. Although the underlying funds will do this only in seeking to avoid losses, the underlying funds may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the funds have any uninvested cash, the funds would also be subject to risk with respect to the depository institution holding the cash.

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LIST AND DESCRIPTION OF CERTAIN UNDERLYING ETFS AND
INSTITUTIONAL MUTUAL FUNDS

This section lists and describes the underlying ETFs and institutional mutual funds in which certain of the portfolios may invest. This section summarizes their respective investment objectives and principal investment strategies and risks.

UNDERLYING ETFs AND INSTITUTIONAL MUTUAL FUNDS:

Fund Name	Transamerica Index 35 VP	Transamerica Index 50 VP	Transamerica Index 75 VP	Transamerica Index 100 VP	Transamerica Efficient Markets VP
Vanguard Emerging Markets ETF	X	X	X	X
Vanguard Europe Pacific ETF	X	X	X	X
Vanguard European ETF	X	X	X	X
Vanguard Extended Market ETF	X	X	X	X
Vanguard FTSE All-World ex-US ETF	X	X	X	X
Vanguard Growth ETF	X	X	X	X
Vanguard Intermediate-Term Bond ETF	X	X	X		X
Vanguard Intermediate-Term Corporate Bond ETF	X	X	X		X
Vanguard Intermediate-Term Government Bond ETF	X	X	X		X
Vanguard Large-Cap ETF	X	X	X	X
Vanguard Long-Term Bond ETF	X	X	X		X
Vanguard Long-Term Corporate Bond ETF	X	X	X		X
Vanguard Long-Term Government Bond ETF	X	X	X		X
Vanguard Mega Cap 300 ETF	X	X	X	X
Vanguard Mega Cap 300 Growth ETF		X	X
Vanguard Mega Cap 300 Value ETF		X	X
Vanguard Mid-Cap ETF	X	X	X	X
Vanguard Mid-Cap Growth ETF		X	X
Vanguard Mid-Cap Value ETF		X	X
Vanguard Mortgage-Backed Securities ETF	X	X	X		X
Vanguard Pacific ETF	X	X	X	X
Vanguard Short-Term Bond ETF	X	X	X		X
Vanguard Short-Term Corporate Bond ETF	X	X	X		X
Vanguard Short-Term Government Bond ETF	X	X	X		X
Vanguard Small-Cap ETF	X	X	X	X
Vanguard Small-Cap Growth ETF		X	X
Vanguard Small-Cap Value ETF		X	X
Vanguard Total Bond Market ETF	X	X	X		X
Vanguard Total Stock Market ETF	X	X	X	X
Vanguard Total World Stock ETF	X	X	X	X
Vanguard Value ETF	X	X	X	X
DFA International Small Cap Value Portfolio					X
DFA International Value Portfolio					X
Emerging Markets Value Portfolio					X
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Fund Name	Transamerica Index 35 VP	Transamerica Index 50 VP	Transamerica Index 75 VP	Transamerica Index 100 VP	Transamerica Efficient Markets VP
Large Cap International Portfolio					X
U.S. Large Company Portfolio					X
U.S. Targeted Value Portfolio					X

VANGUARD UNDERLYING ETFS:

• Vanguard® Emerging Markets ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries. The ETF employs a “passive management” — or indexing —investment approach by investing substantially all (normally about 95%) of its assets in the common stocks included in the MSCI® Emerging Markets Index, while employing a form of sampling to reduce risk. The MSCI Emerging Markets Index includes approximately 748 common stocks of companies located in emerging markets around the world. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk, emerging markets risk, currency risk and index sampling risk.

• Vanguard® Europe Pacific ETF seeks to provide a tax-efficient investment return consisting of long-term capital appreciation. The ETF purchases stocks included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI® EAFE®) Index, which is made up of approximately 989 common stocks of companies located in 21 countries in Europe, Australia, Asia and the Far East. The ETF uses statistical methods to “sample” the Index, aiming to closely track its investment performance while limiting investments in Index securities that have undesirable tax characteristics in an attempt to minimize taxable income distributions. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

• Vanguard® European ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe. The ETF employs a “passive management” — or indexing —investment approach by investing all, or substantially all, of its assets in the common stocks included in the Morgan Stanley Capital International (MSCI®) Europe Index. The MSCI Europe Index is made up of approximately 467 common stocks of companies located in 16 European countries — mostly companies in the United Kingdom, France, Germany, and Switzerland. Other countries represented in the Index include Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain and Sweden. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

• Vanguard® Extended Market ETF seeks to track the performance of a benchmark index that measures the investment return of small-and mid-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Standard & Poor’s Completion Index, a broadly diversified index of stocks of small and medium-size U.S. companies. The ETF invests all, or substantially all, of its assets in stocks of its target index, with nearly 80% of it assets invested in 1,200 stocks in its target index (covering nearly 80% of the Index’s total market capitalization), and the rest of its assets in a representative sample of the remaining stocks. The primary risks of investing in this underlying ETF are stock market risk, investment style risk and index sampling risk.

• Vanguard® FTSE All-World ex-US ETF seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets outside the U.S. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the FTSE® All-World ex-US Index, a free-float-adjusted, market-capitalization-weighted index designed to measure equity market performance of international markets. The Index includes approximately 2,140 stocks of companies located in 46 countries, including both developed and emerging markets. The ETF attempts to replicate its target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk, emerging markets risk and currency risk.

• Vanguard® Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Prime Market Growth Index, a broadly diversified index predominantly made up of growth stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or

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substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risks.

• Vanguard® Intermediate-Term Bond ETF seeks to track the performance of a market-weighted bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. 5-10 Year Government/Credit Bond Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 5 and 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

• Vanguard® Intermediate-Term Corporate Bond ETF seeks to track the performance of a market-weighted corporate bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 5-10 Year Corporate Index. This Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 5 and 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 7.9 years. The primary risks of investing in this underlying ETF are: interest rate risk, credit risk, income risk and index sampling risk.

• Vanguard® Intermediate-Term Government Bond ETF seeks to track the performance of a market-weighted government bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 3-10 Year Government Float Adjusted Index. This Index includes fixed-income securities issued by the U.S. Treasury (not including inflation-protected bonds) and U.S. government agencies and instrumentalities, as well as corporate or dollar-denominated foreign debt guaranteed by the U.S. government, with maturities between 3 and 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 5.9 years. The primary risks of investing in this underlying ETF are: income risk, interest rate risk and credit risk.

• Vanguard® Large-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Prime Market 750 Index, a broadly diversified index predominantly made up of stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Long-Term Bond ETF seeks to track the performance of a market-weighted bond index with a long-term dollar-weighted average maturity. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. Long Government/Credit Bond Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of greater than 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 15 and 30 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

• Vanguard® Long-Term Corporate Bond ETF seeks to track the performance of a market-weighted corporate bond index with a long-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. Long Corporate Index. This Index includes U.S.

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dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities greater than 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 24.7 years. The primary risks of investing in this underlying ETF are: interest rate risk, credit risk, income risk and index sampling risk.

• Vanguard® Long-Term Government Bond ETF seeks to track the performance of a market-weighted government bond index with a long-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. Long Government Float Adjusted Index. This Index includes fixed-income securities issued by the U.S. Treasury (not including inflation-protected bonds) and U.S. government agencies and instrumentalities, as well as corporate or dollar-denominated foreign debt guaranteed by the U.S. government, with maturities greater than 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 19.0 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

• Vanguard® Mega Cap 300 ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the U.S. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Morgan Stanley Capital International® (MSCI®) US Large Cap 300 Index, a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mega Cap 300 Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI US Large-Cap Growth Index, which represents the value of companies of the MSCI US Large-Cap 300 Index. The index is a, free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization growth stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mega Cap 300 Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI US Large-Cap Value Index, which represents the value of companies of the MSCI US Large-Cap 300 Index. The index is a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization value stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mid-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mid-Cap Growth ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization growth stocks. The ETF employs a “passive management” —or indexing — investment approach designed to track the performance of the MSCI US Mid Cap Growth Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

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• Vanguard® Mid-Cap Value ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization value stocks. The ETF employs a “passive management” —or indexing — investment approach designed to track the performance of the MSCI US Mid Cap Value Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mortgage-Backed Securities ETF seeks to track the performance of a market-weighted mortgage-backed securities index. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. MBS Float Adjusted Index. This Index covers U.S. agency mortgage-backed pass-through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). To be included in the Index, pool aggregates must have at least $250 million currently outstanding and a weighted average maturity of at least 1 year. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 5.76 years. The primary risks of investing in this underlying ETF are: prepayment risk, interest rate risk, credit risk, income risk and index sampling risk.

• Vanguard® Pacific ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of the Pacific region. The ETF employs a “passive management” — or indexing — investment approach by investing all, or substantially all, of its assets in the common stocks included in the MSCI® Pacific Index. The MSCI Pacific Index consists of approximately 494 common stocks of companies located Japan, Australia, Hong Kong, Singapore, and New Zealand. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

• Vanguard® Short-Term Bond ETF seeks to track the performance of a market-weighted bond index with a short-term dollar-weighted average maturity. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. 1-5 Year Government/Credit Bond Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 1 and 5 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF’s maintains a dollar-weighted average maturity consistent with that of the Index, which generally does not exceed 3 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, index sampling risk and credit risk.

• Vanguard® Short-Term Corporate Bond ETF seeks to track the performance of a market-weighted corporate bond index with a short-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 1-5 Year Corporate Index. This Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 1 and 5 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 3.1 years. The primary risks of investing in this underlying ETF are: income risk, credit risk, interest rate risk, and index sampling risk.

• Vanguard® Short-Term Government Bond ETF seeks to track the performance of a market-weighted government bond index with a short-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 1-3 Year Government Float Adjusted Index. This Index includes fixed-income securities issued by the U.S. Treasury (not including inflation-protected securities) and U.S. government agencies and instrumentalities, as well as corporate or dollar-denominated foreign debt guaranteed by the U.S. government, all with maturities between 1 and 3 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 1.9 years. The primary risks of investing in this underlying ETF are: income risk, interest rate risk, credit risk and index sampling risk.

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• Vanguard® Small-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Small Cap 1750 Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Small-Cap Growth ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI US Small Cap Growth Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Small-Cap Value ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The ETF employs a “passive management” —indexing — investment approach designed to track the performance of the MSCI US Small Cap Value Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Total Bond Market ETF seeks to track the performance of a broad, market-weighted bond index. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. Aggregate Bond Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the U.S., including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year. The ETF invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years. The primary risks of investing in this underlying ETF are interest rate risk, income risk, credit risk, call risk and index sampling risk.

• Vanguard® Total Stock Market ETF seeks to track the performance of a benchmark index that measures the investment return of the overall stock market. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Morgan Stanley Capital International (MSCI®)U.S. Broad Market Index, which represents 99.5% or more of the total market capitalization of all the U.S. common stocks regularly traded on the New York Stock Exchange and the Nasdaq over-the-counter market. The ETF typically holds 1,200-1,300 of the stocks in its target index (covering nearly 95% of the Index’s total market capitalization) and a representative sample of the remaining stocks. The ETF holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. The primary risks of investing in this underlying ETF are: stock market risk and index sampling risk.

• Vanguard® Total World Stock ETF seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets around the world. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the FTSE® All-World Index, a free-float-adjusted, market-capitalization-weighted index designed to measure the market performance of large-and mid-capitalization stocks of companies located around the world. The Index includes approximately 2,800 stocks of companies located in 47 countries, including both developed and emerging markets. The ETF typically holds approximately 2,000 stocks in its target Index (covering nearly 99% of the Index’s total market capitalization) and a representative sample of the remaining stocks. The ETF holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings, country weightings, and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk, emerging markets risk, currency risk and index sampling risk.

• Vanguard® Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Prime Market Value Index, a broadly diversified index predominantly made up

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of value stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

UNDERLYING DFA INSTITUTIONAL MUTUAL FUNDS:

• DFA International Small Cap Value Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio pursues its objective by investing in stocks of small non-U.S. companies believed to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value. In assessing value, additional factors such as price to cash flow or price to earning ratios may be considered, as well as economic conditions and developments in the issuer’s industry. The criteria for assessing value are subject to change from time to time. The Portfolio currently invests in companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom. The primary risks of investing in this underlying institutional mutual fund are market risk, foreign securities and currencies risk and small company risk.

• DFA International Value Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio invests all of its assets in the DFA International Value Series (“International Value Series”) of The DFA Investment Trust Company, which has the same investment objective and policies as the Portfolio. The International Value Series pursues its objective by investing in value stocks of large non-U.S. companies believed to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value. In assessing value, additional factors such as price to cash flow or price to earning ratios may be considered, as well as economic conditions and developments in the issuer’s industry. The criteria for assessing value are subject to change from time to time. The Portfolio currently invests in companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom. The primary risks of investing in this underlying institutional mutual fund are market risk and foreign securities and currencies risk.

• Emerging Markets Value Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio invests all of its assets in the Dimensional Emerging Markets Value Fund Inc. (“Emerging Market Value Fund”), which has the same investment objective and policies as the Portfolio. The Emerging Markets Value Fund pursues its objective by investing in emerging markets equity securities believed to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value. In assessing value, additional factors such as price to cash flow or price to earning ratios may be considered, as well as economic conditions and developments in the issuer’s industry. The criteria for assessing value are subject to change from time to time. In determining what countries are eligible markets, DFA will consider, among other things, information disseminated by the International Finance Corporation in determining and approving countries that have emerging markets. The Portfolio currently invests in companies in Brazil, Chile, China, the Czech Republic, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Philippines, Poland, South Africa, South Korea, Taiwan, Thailand, and Turkey. The primary risks of investing in this underlying institutional mutual fund are market risk, foreign securities and currencies risk, small company risk and emerging markets risk.

• Large Cap International Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio pursues its objective by investing in the stocks of large non-U.S. companies. Company size is measured on a country- or region-specific basis and based primarily on the market capitalization of operating companies traded on selected exchanges. The minimum market capitalization threshold varies by country or region and will change due to market conditions. The Portfolio currently invests in companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom. The primary risks of investing in this underlying institutional mutual fund are market risk and foreign securities and currencies risk.

• U.S. Large Company Portfolio (“Portfolio”) seeks to approximate the total investment return of the S&P 500 Index, both in terms of the price of the Portfolio’s shares and its total investment return. The Portfolio invests all of its assets in the U.S. Large Company Series (“U.S. Large Company Series”) of The DFA Investment Trust Company, which has the same investment objective and policies as the Portfolio. The U.S. Large Company Series intends to invest all of the stocks that comprise the S&P 500 Index in approximately the same proportions as they are represented in the Index. Generally, these are the U.S. stocks with the largest market capitalizations and, as a group, represent approximately 70% of the total market capitalization of all publicly traded U.S. stocks. The primary risk of investing in this underlying institutional mutual fund is market risk.

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• U.S. Targeted Value Portfolio (“Portfolio”) seeks to capture the returns and diversification benefits of a broad cross-section of U.S. small value companies, on a market-cap weighted basis. The Portfolio invests in securities of U.S. companies smaller than the 500th largest company in the market universe comprised of companies listed on the New York Stock Exchange, American Stock Exchange, and Nasdaq National Market System. After identifying the aggregate market capitalization break, a value screen is applied to the universe. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value. In assessing value, additional factors such as price-to-cash-flow or price-to-earnings ratios may be considered, as well as economic conditions and developments in the issuer's industry. The criteria for assessing value are subject to change from time to time. The primary risks of investing in this underlying institutional mutual fund are market risk, small company risk, value investment risk, derivative risk and securities lending risk.

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FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand a portfolio's performance for the past five years or since its inception if less than five years. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio for the period shown, assuming reinvestment of all dividends and distributions. This information through December 31, 2009 has been derived from financial statements audited by PricewaterhouseCoopers LLP, an Independent Registered Certified Public Accounting firm, whose report, along with the portfolio's financial statements, is included in the December 31, 2009 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding through each period:

Transamerica AEGON High Yield Bond VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007		2006	2005
Net asset value
Beginning of year	$5.87	$8.74	$9.48		$9.62	$10.54
Investment operations
Net investment income(a)	0.66	0.67	0.68		0.69	0.70
Net realized and unrealized gain (loss)	2.04	(2.68)	(0.52)		0.29	(0.51)
Total operations	2.70	(2.01)	0.16		0.98	0.19
Distributions
From net investment income	(0.62)	(0.72)	(0.90)		(1.00)	(0.85)
From net realized gains	–	(0.14)	–	(b)	(0.12)	(0.26)
Total distributions	(0.62)	(0.86)	(0.90)		(1.12)	(1.11)
Net asset value
End of year	$7.95	$5.87	$8.74		$9.48	$9.62

Total return(c)	47.05%	(25.20%)	1.85%		10.95%	1.81%
Net assets end of year (000’s)	$187,509	$244,866	$308,893		$378,471	$421,010
Ratio and supplemental data
Expenses to average net assets	0.80%	0.79%	0.81%		0.82%	0.83%
Net investment income, to average net assets	9.38%	8.73%	7.25%		7.16%	6.92%
Portfolio turnover rate	85%	59%	70%		96%	51%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007		2006	2005
Net asset value
Beginning of year	$5.94	$8.83	$9.56		$9.70	$10.64
Investment operations
Net investment income(a)	0.64	0.66	0.66		0.67	0.68
Net realized and unrealized gain (loss)	2.07	(2.72)	(0.51)		0.29	(0.52)
Total operations	2.71	(2.06)	0.15		0.96	0.16
Distributions
From net investment income	(0.61)	(0.69)	(0.88)		(0.98)	(0.84)
From net realized gains	–	(0.14)	–	(b)	(0.12)	(0.26)
Total distributions	(0.61)	(0.83)	(0.88)		(1.10)	(1.10)
Net asset value
End of year	$8.04	$5.94	$8.83		$9.56	$9.70

Total return(c)	46.67%	(25.46%)	1.73%		10.62%	1.50%
Net assets end of year (000’s)	$26,405	$5,617	$10,028		$10,083	$7,825
Ratio and supplemental data
Expenses to average net assets	1.05%	1.04%	1.06%		1.07%	1.08%
Net investment income, to average net assets	8.75%	8.26%	7.01%		6.91%	6.66%
Portfolio turnover rate	85%	59%	70%		96%	51%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

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Financial Highlights

Transamerica Asset Allocation – Conservative VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.29	$11.49	$11.54	$11.43	$12.04
Investment operations
Net investment income(a),(c)	0.37	0.46	0.42	0.41	0.47
Net realized and unrealized gain (loss)	1.69	(2.75)	0.29	0.62	0.12
Total operations	2.06	(2.29)	0.71	1.03	0.59
Distributions
From net investment income	(0.40)	(0.31)	(0.34)	(0.38)	(0.32)
From net realized gains	(0.15)	(0.60)	(0.42)	(0.54)	(0.88)
Total distributions	(0.55)	(0.91)	(0.76)	(0.92)	(1.20)
Net asset value
End of year	$9.80	$8.29	$11.49	$11.54	$11.43

Total return(b)	25.22%	(21.18)%	6.38%	9.45%	5.18%

Net assets end of year (000’s)	$554,813	$497,129	$554,977	$527,618	$516,376
Ratio and supplemental data
Expenses to average net assets(d)	0.13%	0.14%	0.13%	0.13%	0.14%
Net investment income, to average net assets(c)	4.07%	4.47%	3.60%	3.54%	4.01%
Portfolio turnover rate(e)	25%	25%	43%	18%	40%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.24	$11.44	$11.50	$11.41	$12.03
Investment operations
Net investment income(a),(c)	0.37	0.48	0.40	0.40	0.47
Net realized and unrealized gain (loss)	1.65	(2.79)	0.28	0.60	0.10
Total operations	2.02	(2.31)	0.68	1.00	0.57
Distributions
From net investment income	(0.38)	(0.29)	(0.32)	(0.37)	(0.31)
From net realized gains	(0.15)	(0.60)	(0.42)	(0.54)	(0.88)
Total distributions	(0.53)	(0.89)	(0.74)	(0.91)	(1.19)
Net asset value
End of year	$9.73	$8.24	$11.44	$11.50	$11.41

Total return(b)	24.90%	(21.40)%	6.15%	9.14%	5.01%

Net assets end of year (000’s)	$823,054	$465,802	$392,969	$290,272	$172,601
Ratio and supplemental data
Expenses to average net assets(d)	0.38%	0.39%	0.38%	0.38%	0.39%
Net investment income, to average net assets(c)	4.10%	4.69%	3.48%	3.44%	4.03%
Portfolio turnover rate(e)	25%	25%	43%	18%	40%
(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d)  Does not include expenses of the investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying affiliated funds.

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Financial Highlights

Transamerica Asset Allocation – Growth VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.57	$13.77	$13.63	$12.84	$12.06
Investment operations
Net investment income(a),(c)	0.09	0.20	0.28	0.37	0.16
Net realized and unrealized gain (loss)	1.80	(5.02)	0.75	1.52	1.27
Total operations	1.89	(4.82)	1.03	1.89	1.43
Distributions
From net investment income	(0.20)	(0.30)	(0.33)	(0.13)	(0.06)
From net realized gains	(0.60)	(2.08)	(0.56)	(0.97)	(0.59)
Total distributions	(0.80)	(2.38)	(0.89)	(1.10)	(0.65)
Net asset value
End of year	$7.66	$6.57	$13.77	$13.63	$12.84

Total return(b)	29.82%	(39.63)%	7.76%	15.62%	12.24%

Net assets end of year (000’s)	$808,954	$658,400	$1,260,779	$1,198,596	$966,677
Ratio and supplemental data
Expenses to average net assets(d)	0.14%	0.14%	0.13%	0.14%	0.14%
Net investment income, to average net assets(c)	1.21%	1.94%	2.00%	2.75%	1.28%
Portfolio turnover rate(e)	18%	19%	26%	4%	41%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.52	$13.67	$13.54	$12.78	$12.03
Investment operations
Net investment income(a),(c)	0.06	0.17	0.26	0.34	0.13
Net realized and unrealized gain (loss)	1.79	(4.97)	0.73	1.50	1.26
Total operations	1.85	(4.80)	0.99	1.84	1.39
Distributions
From net investment income	(0.17)	(0.27)	(0.30)	(0.11)	(0.05)
From net realized gains	(0.59)	(2.08)	(0.56)	(0.97)	(0.59)
Total distributions	(0.76)	(2.35)	(0.86)	(1.08)	(0.64)
Net asset value
End of year	$7.61	$6.52	$13.67	$13.54	$12.78

Total return(b)	29.54%	(39.75)%	7.54%	15.28%	11.92%

Net assets end of year (000’s)	$215,166	$171,239	$411,079	$338,769	$213,215
Ratio and supplemental data
Expenses to average net assets(d)	0.39%	0.39%	0.38%	0.39%	0.39%
Net investment income, to average net assets(c)	0.98%	1.51%	1.86%	2.54%	1.06%
Portfolio turnover rate(e)	18%	19%	26%	4%	41%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d)  Does not include expenses of the investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying affiliated funds.

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Financial Highlights

Transamerica Asset Allocation – Moderate VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.36	$12.90	$12.66	$12.24	$12.10
Investment operations
Net investment income(a),(c)	0.32	0.50	0.40	0.44	0.40
Net realized and unrealized gain (loss)	1.83	(3.59)	0.57	0.89	0.46
Total operations	2.15	(3.09)	0.97	1.33	0.86
Distributions
From net investment income	(0.39)	(0.37)	(0.39)	(0.33)	(0.22)
From net realized gains	(0.35)	(1.08)	(0.34)	(0.58)	(0.50)
Total distributions	(0.74)	(1.45)	(0.73)	(0.91)	(0.72)
Net asset value
End of year	$9.77	$8.36	$12.90	$12.66	$12.24

Total return(b)	26.40%	(25.96)%	7.95%	11.48%	7.44%

Net assets end of year (000’s)	$1,101,652	$957,157	$1,550,984	$1,591,304	$1,509,579
Ratio and supplemental data
Expenses to average net assets(d)	0.13%	0.13%	0.13%	0.13%	0.14%
Net investment income, to average net assets(c)	3.63%	4.50%	3.10%	3.53%	3.36%
Portfolio turnover rate(e)	18%	23%	20%	3%	24%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.30	$12.83	$12.60	$12.20	$12.09
Investment operations
Net investment income(a),(c)	0.32	0.37	0.39	0.43	0.41
Net realized and unrealized gain (loss)	1.80	(3.47)	0.55	0.87	0.42
Total operations	2.12	(3.10)	0.94	1.30	0.83
Distributions
From net investment income	(0.37)	(0.35)	(0.37)	(0.32)	(0.22)
From net realized gains	(0.35)	(1.08)	(0.34)	(0.58)	(0.50)
Total distributions	(0.72)	(1.43)	(0.71)	(0.90)	(0.72)
Net asset value
End of year	$9.70	$8.30	$12.83	$12.60	$12.20

Total return(b)	26.20%	(26.19)%	7.73%	11.21%	7.13%

Net assets end of year (000’s)	$1,842,404	$1,190,212	$1,452,693	$1,043,139	$605,462
Ratio and supplemental data
Expenses to average net assets(d)	0.38%	0.38%	0.38%	0.38%	0.39%
Net investment income, to average net assets(c)	3.54%	3.36%	3.03%	3.44%	3.40%
Portfolio turnover rate(e)	18%	23%	20%	3%	24%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d)  Does not include expenses of the investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying affiliated funds.

89

Financial Highlights

Transamerica Asset Allocation – Moderate Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.16	$14.07	$13.72	$12.80	$12.18
Investment operations
Net investment income(a),(c)	0.23	0.34	0.37	0.43	0.30
Net realized and unrealized gain (loss)	2.00	(4.58)	0.67	1.27	0.88
Total operations	2.23	(4.24)	1.04	1.70	1.18
Distributions
From net investment income	(0.30)	(0.34)	(0.34)	(0.22)	(0.14)
From net realized gains	(0.48)	(1.33)	(0.35)	(0.56)	(0.42)
Total distributions	(0.78)	(1.67)	(0.69)	(0.78)	(0.56)
Net asset value
End of year	$9.61	$8.16	$14.07	$13.72	$12.80

Total return(b)	28.16%	(32.76)%	7.81%	13.83%	9.91%

Net assets end of year (000’s)	$1,426,280	$1,217,825	$2,229,744	$2,277,269	$1,892,007
Ratio and supplemental data
Expenses to average net assets(d)	0.13%	0.13%	0.13%	0.13%	0.14%
Net investment income, to average net assets(c)	2.61%	2.94%	2.63%	3.25%	2.47%
Portfolio turnover rate(e)	13%	18%	24%	2%	23%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.09	$13.97	$13.64	$12.75	$12.15
Investment operations
Net investment income(a),(c)	0.21	0.34	0.37	0.42	0.29
Net realized and unrealized gain (loss)	1.98	(4.58)	0.63	1.24	0.86
Total operations	2.19	(4.24)	1.00	1.66	1.15
Distributions
From net investment income	(0.28)	(0.32)	(0.32)	(0.21)	(0.13)
From net realized gains	(0.48)	(1.32)	(0.35)	(0.56)	(0.42)
Total distributions	(0.76)	(1.64)	(0.67)	(0.77)	(0.55)
Net asset value
End of year	$9.52	$8.09	$13.97	$13.64	$12.75

Total return(b)	27.87%	(32.92)%	7.56%	13.54%	9.71%

Net assets end of year (000’s)	$3,289,225	$2,187,892	$2,797,290	$1,823,589	$858,857
Ratio and supplemental data
Expenses to average net assets(d)	0.38%	0.38%	0.38%	0.38%	0.39%
Net investment income, to average net assets(c)	2.49%	2.99%	2.64%	3.15%	2.40%
Portfolio turnover rate(e)	13%	18%	24%	2%	23%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying affiliated funds.

90

Financial Highlights

Transamerica Balanced VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.38	$13.70	$12.25	$11.63	$11.77
Investment operations
Net investment income(a)	0.21	0.22	0.19	0.16	0.14
Net realized and unrealized gain (loss)	1.97	(4.36)	1.47	0.88	0.74
Total operations	2.18	(4.14)	1.66	1.04	0.88
Distributions
From net investment income	(0.16)	(0.21)	(0.15)	(0.12)	(0.16)
From net realized gains	(0.13)	(0.97)	(0.06)	(0.30)	(0.86)
Total distributions	(0.29)	(1.18)	(0.21)	(0.42)	(1.02)
Net asset value
End of year	$10.27	$8.38	$13.70	$12.25	$11.63

Total return(b)	26.30%	(32.40%)	13.61%	9.12%	7.96%
Net assets end of year (000’s)	$45,319	$36,361	$81,632	$71,949	$61,698
Ratio and supplemental data
Expenses to average net assets	0.91%	0.90%	0.89%	0.89%	0.94%
Net investment income, to average net assets	2.26%	1.89%	1.49%	1.32%	1.17%
Portfolio turnover rate	82%	67%	60%	47%	50%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.33	$13.64	$12.21	$11.61	$11.77
Investment operations
Net investment income(a)	0.18	0.19	0.16	0.13	0.11
Net realized and unrealized gain (loss)	1.96	(4.34)	1.46	0.87	0.74
Total operations	2.14	(4.15)	1.62	1.00	0.85
Distributions
From net investment income	(0.15)	(0.19)	(0.13)	(0.10)	(0.15)
From net realized gains	(0.13)	(0.97)	(0.06)	(0.30)	(0.86)
Total distributions	(0.28)	(1.16)	(0.19)	(0.40)	(1.01)
Net asset value
End of year	$10.19	$8.33	$13.64	$12.21	$11.61

Total return(b)	25.94%	(32.57%)	13.38%	8.74%	7.79%
Net assets end of year (000’s)	$56,181	$22,473	$20,711	$9,672	$3,791
Ratio and supplemental data
Expenses to average net assets	1.16%	1.15%	1.14%	1.14%	1.19%
Net investment income, to average net assets	1.98%	1.71%	1.25%	1.11%	0.91%
Portfolio turnover rate	82%	67%	60%	47%	50%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

91

Financial Highlights

Transamerica BlackRock Global Allocation VP

For a share outstanding throughout each period	Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment income(a),(e)	0.37
Net realized and unrealized gain	1.79
Total operations	2.16
Net asset value
End of period	$12.16

Total return(b)	21.60%	(h)

Net assets end of year (000’s)	$157,420
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.35%	(i)
Before reimbursement/fee waiver	0.40%	(i)
Net investment income, to average net assets(e)	4.74%	(i)
Portfolio turnover rate(f)	–%	(h)(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Rounds to less than 0.01%.

(h) Not annualized.

(i) Annualized.

92

Financial Highlights

Transamerica BlackRock Large Cap Value VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.09	$19.16	$20.80	$18.72	$17.17
Investment operations
Net investment income(a)	0.19	0.21	0.20	0.17	0.13
Net realized and unrealized gain (loss)	1.35	(6.18)	0.72	2.91	2.54
Total operations	1.54	(5.97)	0.92	3.08	2.67
Distributions
From net investment income	(0.17)	(0.15)	(0.20)	(0.10)	(0.12)
From net realized gains	–	(1.95)	(2.36)	(0.90)	(1.00)
Total distributions	(0.17)	(2.10)	(2.56)	(1.00)	(1.12)
Net asset value
End of year	$12.46	$11.09	$19.16	$20.80	$18.72

Total return(b)	13.99%	(33.89%)	4.64%	16.92%	15.94%
Net assets end of year (000’s)	$1,184,485	$712,006	$860,991	$1,054,389	$860,826
Ratio and supplemental data
Expenses to average net assets	0.84%	0.83%	0.85%	0.83%	0.84%
Net investment income, to average net assets	1.73%	1.38%	0.94%	0.86%	0.70%
Portfolio turnover rate	128%	85%	67%	60%	69%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.13	$19.21	$20.87	$18.81	$17.27
Investment operations
Net investment income(a)	0.17	0.17	0.14	0.13	0.09
Net realized and unrealized gain (loss)	1.35	(6.20)	0.73	2.91	2.57
Total operations	1.52	(6.03)	0.87	3.04	2.66
Distributions
From net investment income	(0.13)	(0.10)	(0.17)	(0.08)	(0.12)
From net realized gains	–	(1.95)	(2.36)	(0.90)	(1.00)
Total distributions	(0.13)	(2.05)	(2.53)	(0.98)	(1.12)
Net asset value
End of year	$12.52	$11.13	$19.21	$20.87	$18.81

Total return(b)	13.71%	(34.06%)	4.35%	16.62%	15.73%
Net assets end of year (000’s)	$37,502	$15,319	$33,514	$28,079	$14,908
Ratio and supplemental data
Expenses to average net assets	1.09%	1.08%	1.10%	1.08%	1.09%
Net investment income, to average net assets	1.47%	1.06%	0.70%	0.64%	0.49%
Portfolio turnover rate	128%	85%	67%	60%	69%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

93

Financial Highlights

Transamerica BlackRock Tactical Allocation VP

For a share outstanding throughout each period	Service Class May 1 to Dec 31, 2009(f)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment income(a),(c)	0.34
Net realized and unrealized gain	1.85
Total operations	2.19
Net asset value
End of period	$12.19

Total return(b)	21.90%	(g)
Net assets end of year (000’s)	$42,149
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.50%	(h)
Before reimbursement/fee waiver	0.61%	(h)
Net investment income, to average net assets(c)	4.36%	(h)
Portfolio turnover rate(e)	19%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying affiliated funds.

(f) Commenced operations on May 1, 2009.

(g) Not annualized.

(h) Annualized.

94

Financial Highlights

Transamerica Clarion Global Real Estate Securities VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$7.84	$19.64	$24.54	$19.77	$19.15
Investment operations
Net investment income(a)	0.23	0.38	0.36	0.35	0.27
Net realized and unrealized gain (loss)	2.39	(7.03)	(1.77)	7.45	2.20
Total operations	2.62	(6.65)	(1.41)	7.80	2.47
Distributions
From net investment income	–	(0.47)	(1.73)	(0.33)	(0.32)
From net realized gains	–	(4.68)	(1.76)	(2.70)	(1.53)
Total distributions	–	(5.15)	(3.49)	(3.03)	(1.85)
Net asset value
End of year	$10.46	$7.84	$19.64	$24.54	$19.77

Total return(b)	33.42%	(42.38%)	(6.70%)	42.27%	13.47%
Net assets end of year (000’s)	$493,900	$339,659	$667,356	$922,134	$599,134
Ratio and supplemental data
Expenses to average net assets	0.91%	0.87%	0.84%	0.84%	0.86%
Net investment income, to average net assets	2.73%	2.61%	1.51%	1.59%	1.41%
Portfolio turnover rate	61%	48%	60%	44%	103%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.15	$20.12	$25.06	$20.16	$19.53
Investment operations
Net investment income(a)	0.22	0.36	0.31	0.32	0.23
Net realized and unrealized gain (loss)	2.47	(7.27)	(1.80)	7.58	2.23
Total operations	2.69	(6.91)	(1.49)	7.90	2.46
Distributions
From net investment income	–	(0.38)	(1.69)	(0.30)	(0.30)
From net realized gains	–	(4.68)	(1.76)	(2.70)	(1.53)
Total distributions	–	(5.06)	(3.45)	(3.00)	(1.83)
Net asset value
End of year	$10.84	$8.15	$20.12	$25.06	$20.16

Total return(b)	33.01%	(42.49%)	(6.91%)	41.91%	13.18%
Net assets end of year (000’s)	$18,785	$14,810	$41,216	$53,276	$24,618
Ratio and supplemental data
Expenses to average net assets	1.16%	1.12%	1.09%	1.09%	1.11%
Net investment income, to average net assets	2.46%	2.35%	1.26%	1.39%	1.21%
Portfolio turnover rate	61%	48%	60%	44%	103%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

95

Financial Highlights

Transamerica Convertible Securities VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.21	$12.48	$12.03	$11.20	$12.24
Investment operations
Net investment income(a)	0.19	0.18	0.16	0.15	0.22
Net realized and unrealized gain (loss)	1.73	(4.05)	1.91	1.05	0.19
Total operations	1.92	(3.87)	2.07	1.20	0.41
Distributions
From net investment income	(0.27)	(0.18)	(0.26)	(0.19)	(0.27)
From net realized gains	–	(2.22)	(1.36)	(0.18)	(1.18)
Total distributions	(0.27)	(2.40)	(1.62)	(0.37)	(1.45)
Net asset value
End of year	$7.86	$6.21	$12.48	$12.03	$11.20

Total return(b)	31.30%	(36.87%)	18.63%	10.90%	3.88%
Net assets end of year (000’s)	$125,132	$156,137	$270,218	$429,852	$314,353
Ratio and supplemental data
Expenses to average net assets	0.82%	0.81%	0.79%	0.78%	0.79%
Net investment income, to average net assets	2.82%	1.88%	1.30%	1.26%	1.95%
Portfolio turnover rate	168%	97%	79%	64%	85%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.18	$12.42	$11.98	$11.17	$12.24
Investment operations
Net investment income(a)	0.17	0.14	0.13	0.12	0.19
Net realized and unrealized gain (loss)	1.73	(4.01)	1.91	1.04	0.18
Total operations	1.90	(3.87)	2.04	1.16	0.37
Distributions
From net investment income	(0.24)	(0.15)	(0.24)	(0.17)	(0.26)
From net realized gains	–	(2.22)	(1.36)	(0.18)	(1.18)
Total distributions	(0.24)	(2.37)	(1.60)	(0.35)	(1.44)
Net asset value
End of year	$7.84	$6.18	$12.42	$11.98	$11.17

Total return(b)	31.16%	(37.00%)	18.29%	10.65%	3.54%
Net assets end of year (000’s)	$12,160	$7,777	$18,157	$14,065	$10,710
Ratio and supplemental data
Expenses to average net assets	1.07%	1.06%	1.04%	1.03%	1.04%
Net investment income, to average net assets	2.48%	1.46%	1.02%	1.01%	1.65%
Portfolio turnover rate	168%	97%	79%	64%	85%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

96

Financial Highlights

Transamerica Diversified Equity VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$13.82	$25.01	$22.05	$18.81	$17.69
Investment operations
Net investment income(a)	0.22	0.41	0.31	0.27	0.21
Net realized and unrealized gain (loss)	3.67	(11.21)	3.02	3.23	1.10
Total operations	3.89	(10.80)	3.33	3.50	1.31
Distributions
From net investment income	(0.22)	(0.39)	(0.37)	(0.26)	(0.19)
Total distributions	(0.22)	(0.39)	(0.37)	(0.26)	(0.19)
Net asset value
End of year	$17.49	$13.82	$25.01	$22.05	$18.81

Total return(b)	28.32%	(43.67%)	15.24%	18.79%	7.47%
Net assets end of year (000’s)	$422,067	$288,218	$611,618	$598,312	$581,669
Ratio and supplemental data
Expenses to average net assets	0.91%	0.84%	0.85%	0.87%	0.90%
Net investment income, to average net assets	1.49%	2.03%	1.31%	1.35%	1.20%
Portfolio turnover rate	54%	18%	34%	59%	61%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$13.74	$24.85	$21.93	$18.73	$17.65
Investment operations
Net investment income(a)	0.18	0.37	0.26	0.21	0.16
Net realized and unrealized gain (loss)	3.63	(11.15)	2.99	3.23	1.10
Total operations	3.81	(10.78)	3.25	3.44	1.26
Distributions
From net investment income	(0.19)	(0.33)	(0.33)	(0.24)	(0.18)
Total distributions	(0.19)	(0.33)	(0.33)	(0.24)	(0.18)
Net asset value
End of year	$17.36	$13.74	$24.85	$21.93	$18.73

Total return(b)	27.85%	(43.81%)	14.98%	18.45%	7.23%
Net assets end of year (000’s)	$22,817	$8,498	$24,292	$16,329	$7,930
Ratio and supplemental data
Expenses to average net assets	1.16%	1.09%	1.10%	1.12%	1.15%
Net investment income, to average net assets	1.16%	1.83%	1.11%	1.02%	0.88%
Portfolio turnover rate	54%	18%	34%	59%	61%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

97

Financial Highlights

Transamerica Efficient Markets VP

For a share outstanding throughout each period	Initial Class				Service Class
	December 31, 2009		Nov 10 to Dec 31, 2008(i)		December 31, 2009		Nov 10 to Dec 31, 2008(i)
Net asset value
Beginning of year	$10.39		$10.00		$10.39		$10.00
Investment operations
Net investment income(a), (e)	0.27		0.10		0.25		0.11
Net realized and unrealized gain	1.62		0.29		1.61		0.28
Total operations	1.89		0.39		1.86		0.39
Distributions
From net investment income	(0.01)		–		(0.01)		–
From net realized gains	–	(b)	–		–	(b)	–
Total distributions	(0.01)		–		(0.01)		–
Net asset value
End of year	$12.27		$10.39		$12.24		$10.39

Total return(c)	18.15%		3.90%	(g)	17.86%		3.90%	(g)

Net assets end of year (000’s)	$831		$260		$26,854		$1,157
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.52%		0.52%	(h)	0.77%		0.77%	(h)
Before reimbursement/fee waiver	0.70%		17.77%	(h)	0.95%		18.02%	(h)
Net investment income, to average net assets(e)	2.42%		7.15%	(h)	2.20%		8.04%	(h)
Portfolio turnover rate(f)	37%		2%	(g)	37%		2%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than $(.01) per share.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

(i) Commenced operations on November 10, 2008.

98

Financial Highlights

Transamerica Federated Market Opportunity VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006		2005
Net asset value
Beginning of year	$13.37	$14.66	$15.40	$16.52		$17.59
Investment operations
Net investment income(a)	0.06	0.24	0.41	0.48		0.30
Net realized and unrealized gain (loss)	0.52	(0.85)	(0.50)	–	(b)	0.52
Total operations	0.58	(0.61)	(0.09)	0.48		0.82
Distributions
From net investment income	(0.45)	(0.68)	(0.58)	(0.28)		(0.40)
From net realized gains	(1.35)	–	(0.07)	(1.32)		(1.49)
Total distributions	(1.80)	(0.68)	(0.65)	(1.60)		(1.89)
Net asset value
End of year	$12.15	$13.37	$14.66	$15.40		$16.52

Total return(c)	4.20%	(4.53%)	(0.48%)	2.76%		4.96%
Net assets end of year (000’s)	$285,979	$298,449	$401,656	$518,866		$577,785
Ratio and supplemental data
Expenses to average net assets	0.84%	0.81%	0.82%	0.81%		0.83%
Net investment income, to average net assets	0.47%	1.64%	2.72%	2.94%		1.76%
Portfolio turnover rate	183%	290%	56%	91%		55%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$13.91	$15.20	$15.94	$17.05	$18.12
Investment operations
Net investment income(a)	0.05	0.21	0.38	0.45	0.27
Net realized and unrealized gain (loss)	0.52	(0.87)	(0.52)	0.01	0.54
Total operations	0.57	(0.66)	(0.14)	0.46	0.81
Distributions
From net investment income	(0.39)	(0.63)	(0.53)	(0.25)	(0.39)
From net realized gains	(1.35)	–	(0.07)	(1.32)	(1.49)
Total distributions	(1.74)	(0.63)	(0.60)	(1.57)	(1.88)
Net asset value
End of year	$12.74	$13.91	$15.20	$15.94	$17.05

Total return(c)	3.95%	(4.65%)	(0.70%)	2.47%	4.72%
Net assets end of year (000’s)	$13,590	$14,000	$25,139	$32,406	$32,851
Ratio and supplemental data
Expenses to average net assets	1.09%	1.06%	1.07%	1.06%	1.08%
Net investment income, to average net assets	0.31%	1.38%	2.48%	2.67%	1.54%
Portfolio turnover rate	183%	290%	56%	91%	55%

(a)  Calculated based on average number of shares outstanding.

(b)  Rounds to less than ($0.01) or $0.01.

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

99

Financial Highlights

Transamerica Focus VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$7.43	$13.88	$14.73	$14.71	$14.22
Investment operations
Net investment income(a)	0.07	0.18	0.16	0.18	0.10
Net realized and unrealized gain (loss)	1.99	(4.67)	(0.01)	2.26	0.48
Total operations	2.06	(4.49)	0.15	2.44	0.58
Distributions
From net investment income	(0.21)	(0.21)	(0.20)	(0.16)	(0.09)
From net realized gains	–	(1.75)	(0.80)	(2.26)	–
Total distributions	(0.21)	(1.96)	(1.00)	(2.42)	(0.09)
Net asset value
End of year	$9.28	$7.43	$13.88	$14.73	$14.71

Total return(b)	27.91%	(36.36%)	1.04%	18.56%	4.08%
Net assets end of year (000’s)	$156,691	$146,079	$297,425	$370,692	$379,373
Ratio and supplemental data
Expenses to average net assets	0.90%	0.86%	0.87%	0.88%	0.86%
Net investment income, to average net assets	0.94%	1.62%	1.11%	1.22%	0.68%
Portfolio turnover rate	131%	35%	15%	15%	33%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$7.41	$13.83	$14.69	$14.68	$14.21
Investment operations
Net investment income(a)	0.05	0.15	0.13	0.15	0.06
Net realized and unrealized gain (loss)	1.98	(4.66)	(0.02)	2.25	0.48
Total operations	2.03	(4.51)	0.11	2.40	0.54
Distributions
From net investment income	(0.17)	(0.16)	(0.17)	(0.13)	(0.07)
From net realized gains	–	(1.75)	(0.80)	(2.26)	–
Total distributions	(0.17)	(1.91)	(0.97)	(2.39)	(0.07)
Net asset value
End of year	$9.27	$7.41	$13.83	$14.69	$14.68

Total return(b)	27.57%	(36.54%)	0.77%	18.29%	3.81%
Net assets end of year (000’s)	$5,301	$4,065	$11,910	$12,810	$8,680
Ratio and supplemental data
Expenses to average net assets	1.15%	1.11%	1.12%	1.13%	1.11%
Net investment income, to average net assets	0.66%	1.35%	0.86%	0.99%	0.44%
Portfolio turnover rate	131%	35%	15%	15%	33%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts

100

Financial Highlights

Transamerica Foxhall Emerging Markets/Pacific Rim VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(h)		Service Class Jul 1 to Dec 31, 2009(h)

Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.12		0.38
Net realized and unrealized gain	0.84		0.56
Total operations	0.96		0.94
Net asset value
End of period	$10.96		$10.94

Total return(b)	9.60%	(f)	9.40%	(f)

Net assets end of period (000’s)	$12,102		$4,370
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(g)	1.25%	(g)
Before reimbursement/fee waiver	1.87%	(g)	2.12%	(g)
Net investment income, to average net assets(d)	2.29%	(g)	7.03%	(g)
Portfolio turnover rate(e)	207%	(f)	207%	(f)

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Does not include expenses of the investment companies in which the fund invests.

(d)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying funds.

(f)  Not annualized.

(g)  Annualized.

(h)  Commenced operations on July 1, 2009.

101

Financial Highlights

Transamerica Foxhall Global Conservative VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(i)		Service Class Jul 1 to Dec 31, 2009(i)

Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.09		0.17
Net realized and unrealized loss	—	(b)	(0.09)
Total operations	0.09		0.08
Net asset value
End of period	$10.09		$10.08

Total return(c)	0.90%	(g)	0.80%	(g)

Net assets end of period (000’s)	$1,880		$2,971
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	3.67%	(h)	3.92%	(h)
Net investment income, to average net assets(e)	1.80%	(h)	3.42%	(h)
Portfolio turnover rate(f)	198%	(g)	198%	(g)

(a)  Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Does not include expenses of the investment companies in which the fund invests.

(e)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f)  Does not include the portfolio activity of the underlying funds.

(g)  Not annualized.

(h)  Annualized.

(i)  Commenced operations on July 1, 2009.

102

Financial Highlights

Transamerica Foxhall Global Growth VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(h)		Service Class Jul 1 to Dec 31, 2009(h)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.11		0.30
Net realized and unrealized gain	0.92		0.71
Total operations	1.03		1.01
Net asset value
End of period	$11.03		$11.01

Total return(b)	10.30%	(f)	10.10%	(f)

Net assets end of period (000’s)	$12,318		$5,513
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(g)	1.25%	(g)
Before reimbursement/fee waiver	1.87%	(g)	2.12%	(g)
Net investment income, to average net assets(d)	2.04%	(g)	5.46%	(g)
Portfolio turnover rate(e)	255%	(f)	255%	(f)
(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Does not include expenses of the investment companies in which the fund invests.

(d)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying funds.

(f)  Not annualized.

(g)  Annualized.

(h)  Commenced operations on July 1, 2009.

103

Financial Highlights

Transamerica Foxhall Global Hard Asset VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(h)		Service Class Jul 1 to Dec 31, 2009(h)

Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.07		0.23
Net realized and unrealized gain	0.27		0.10
Total operations	0.34		0.33
Net asset value
End of period	$10.34		$10.33

Total return(b)	3.40%	(f)	3.30%	(f)

Net assets end of period (000’s)	$7,065		$3,262
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(g)	1.25%	(g)
Before reimbursement/fee waiver	2.19%	(g)	2.44%	(g)
Net investment income, to average net assets(d)	1.30%	(g)	4.57%	(g)
Portfolio turnover rate(e)	248%	(f)	248%	(f)

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Does not include expenses of the investment companies in which the fund invests.

(d)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying funds.

(f)  Not annualized.

(g)  Annualized.

(h)  Commenced operations on July 1, 2009.

104

Financial Highlights

Transamerica Growth Opportunities VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008		2007	2006	2005
Net asset value
Beginning of year	$7.74	$18.18		$16.00	$15.69	$14.66
Investment operations
Net investment income (loss)(a)	– (b)	0.03		(0.01)	0.01	0.04
Net realized and unrealized gain (loss)	2.85	(6.12)		3.58	0.76	2.18
Total operations	2.85	(6.09)		3.57	0.77	2.22
Distributions
From net investment income	(0.03)	–		(0.01)	(0.04)	–
From net realized gains	–	(4.35)		(1.38)	(0.42)	(1.19)
Total distributions	(0.03)	(4.35)		(1.39)	(0.46)	(1.19)
Net asset value
End of year	$10.56	$7.74		$18.18	$16.00	$15.69

Total return(c)	36.86%	(40.90%)		23.09%	5.10%	16.23%
Net assets end of year (000’s)	$288,629	$180,962		$485,162	$478,963	$445,761
Ratio and supplemental data
Expenses to average net assets	0.88%	0.85%		0.83%	0.84%	0.86%
Net investment income (loss), to average net assets	0.04%	0.25%		(0.08%)	0.05%	0.30%
Portfolio turnover rate	60%	47%		73%	68%	44%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008		2007	2006	2005
Net asset value
Beginning of year	$7.64	$18.00		$15.88	$15.59	$14.61
Investment operations
Net investment loss(a)	(0.02)	–	(b)	(0.06)	(0.03)	–	(b)
Net realized and unrealized gain (loss)	2.81	(6.05)		3.56	0.75	2.17
Total operations	2.79	(6.05)		3.50	0.72	2.17
Distributions
From net investment income	–	–		–	(0.01)	–
From net realized gains	–	(4.31)		(1.38)	(0.42)	(1.19)
Total distributions	–	(4.31)		(1.38)	(0.43)	(1.19)
Net asset value
End of year	$10.43	$7.64		$18.00	$15.88	$15.59

Total return(c)	36.52%	(41.06%)		22.74%	4.90%	15.93%
Net assets end of year (000’s)	$11,126	$7,425		$20,062	$16,847	$14,980
Ratio and supplemental data
Expenses to average net assets	1.13%	1.10%		1.08%	1.09%	1.11%
Net investment loss, to average net assets	(0.20%)	–%	(d)	(0.33%)	(0.20%)	0.03%
Portfolio turnover rate	60%	47%		73%	68%	44%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Rounds to less than (0.01%) or 0.01%.

105

Financial Highlights

Transamerica Hanlon Balanced VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.49		0.62
Net realized and unrealized gain	0.91		0.76
Total operations	1.40		1.38
Net asset value
End of period	$11.40		$11.38

Total return(b)	14.00%	(g)	13.80%	(g)

Net assets end of year (000’s)	$5,067		$3,186
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	2.06%	(h)	2.31%	(h)
Net investment income, to average net assets(e)	6.78%	(h)	8.50%	(h)
Portfolio turnover rate(f)	48%	(g)	48%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

106

Financial Highlights

Transamerica Hanlon Growth VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.48		0.62
Net realized and unrealized gain	1.04		0.88
Total operations	1.52		1.50
Net asset value
End of period	$11.52		$11.50

Total return(b)	15.20%	(g)	15.00%	(g)

Net assets end of year (000’s)	$10,661		$2,093
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	1.53%	(h)	1.78%	(h)
Net investment income, to average net assets(e)	6.64%	(h)	8.51%	(h)
Portfolio turnover rate(f)	68%	(g)	68%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

107

Financial Highlights

Transamerica Hanlon Growth and Income VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.48		0.58
Net realized and unrealized gain	0.95		0.84
Total operations	1.43		1.42
Net asset value
End of period	$11.43		$11.42

Total return(b)	14.30%	(g)	14.20%	(g)

Net assets end of year (000’s)	$6,712		$2,285
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	1.88%	(h)	2.13%	(h)
Net investment income, to average net assets(e)	6.73%	(h)	8.02%	(h)
Portfolio turnover rate(f)	56%	(g)	56%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

108

Financial Highlights

Transamerica Hanlon Managed Income VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.35		0.39
Net realized and unrealized gain	0.74		0.69
Total operations	1.09		1.08
Net asset value
End of period	$11.09		$11.08

Total return(b)	10.90%	(g)	10.80%	(g)

Net assets end of year (000’s)	$17,794		$19,495
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	1.32%	(h)	1.57%	(h)
Net investment income, to average net assets(e)	4.90%	(h)	5.29%	(h)
Portfolio turnover rate(f)	99%	(g)	99%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

109

Financial Highlights

Transamerica Index 35 VP

For a share outstanding throughout each period	Initial Class Nov 19 to Dec 31, 2009(h)		Service Class Nov 19 to Dec 31, 2009(h)
Net asset value
Beginning of year	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.07		0.10
Net realized and unrealized gain	(0.07)		(0.10)
Total operations	0.00		0.00
Net asset value
End of period	$10.00		$10.00

Total return(b)	–%	(f)	–%	(f)

Net assets end of year (000’s)	$250		$1,755
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.37%	(g)	0.62%	(g)
Before reimbursement/fee waiver	27.72%	(g)	27.97%	(g)
Net investment income, to average net assets(d)	5.92%	(g)	8.60%	(g)
Portfolio turnover rate(e)	1%	(f)	1%	(f)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying funds.

(f) Not annualized.

(g) Annualized.

(h) Commenced operations on November 19, 2009.

110

Financial Highlights

Transamerica Index 50 VP

For a share outstanding throughout each period	Initial Class			Service Class
	December 31, 2009	May 1 to Dec 31, 2008(h)		December 31, 2009	May 1 to Dec 31, 2008(h)
Net asset value
Beginning of year	$8.28	$10.00		$8.26	$10.00
Investment operations
Net investment income(a),(d)	0.26	0.25		0.28	0.38
Net realized and unrealized gain (loss)	1.12	(1.97)		1.08	(2.12)
Total operations	1.38	(1.72)		1.36	(1.74)
Distributions
From net investment income	(0.03)	—		(0.02)	—
Total distributions	(0.03)	—		(0.02)	—
Net asset value
End of year	$9.63	$8.28		$9.60	$8.26

Total return(b)	16.62%	(17.20)%	(f)	16.53%	(17.40)%	(f)

Net assets end of year (000’s)	$378	$315		$191,443	$22,471
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.37%	0.37%	(g)	0.62%	0.62%	(g)
Before reimbursement/fee waiver	0.38%	1.23%	(g)	0.63%	1.48%	(g)
Net investment income, to average net assets(d)	2.91%	4.21%	(g)	3.09%	7.06%	(g)
Portfolio turnover rate(e)	27%	17%	(f)	27%	17%	(f)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying funds.

(f) Not annualized.

(g) Annualized.

(h) Commenced operations on May 1, 2008.

111

Financial Highlights

Transamerica Index 75 VP

For a share outstanding throughout each period	Initial Class				Service Class
	December 31, 2009		May 1 to Dec 31, 2008(i)		December 31, 2009		May 1 to Dec 31, 2008(i)
Net asset value
Beginning of year	$7.31		$10.00		$7.29		$10.00
Investment operations
Net investment income(a),(e)	0.16		0.33		0.23		0.38
Net realized and unrealized gain (loss)	1.57		(3.02)		1.46		(3.09)
Total operations	1.73		(2.69)		1.69		(2.71)
Distributions
From net investment income	(0.03)		—		(0.03)		—
From net realized gains	—	(b)	—		—	(b)	—
Total distributions	(0.03)		—		(0.03)		—
Net asset value
End of year	$9.01		$7.31		$8.95		$7.29

Total return(c)	23.68%		(26.90)%	(g)	23.18%		(27.10)%	(g)

Net assets end of year (000’s)	$1,016		$2		$431,394		$57
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.37%		0.37%	(h)	0.62%		0.62%	(h)
Before reimbursement/fee waiver	0.35%		0.67%	(h)	0.60%		0.92%	(h)
Net investment income, to average net assets(e)	2.17%		6.63%	(h)	2.75%		7.71%	(h)
Portfolio turnover rate(f)	24%		11%	(g)	24%		11%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

(i) Commenced operations on May 1, 2008.

112

Financial Highlights

Transamerica Index 100 VP

For a share outstanding throughout each period
	Initial Class Nov 19 to Dec 31, 2009(h)		Service Class Nov 19 to Dec 31, 2009(h)
Net asset value
Beginning of year	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.10		0.14
Net realized and unrealized gain	0.16		0.12
Total operations	0.26		0.26
Net asset value
End of period	$10.26		$10.26

Total return(b)	2.60%	(f)	2.60%	(f)

Net assets end of year (000’s)	$257		$640
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.40%	(g)	0.65%	(g)
Before reimbursement/fee waiver	61.05%	(g)	61.30%	(g)
Net investment income, to average net assets(d)	8.52%	(g)	12.07%	(g)
Portfolio turnover rate(e)	7%	(f)	7%	(f)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying funds.

(f) Not annualized.

(g) Annualized.

(h) Commenced operations on November 19, 2009.

113

Financial Highlights

Transamerica International Moderate Growth VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,				May 1 to Dec 31, 2006(h)
	2009	2008	2007
Net asset value
Beginning of year	$6.72	$11.12	$10.43		$10.00
Investment operations
Net investment income(a),(c)	0.25	0.26	0.56		0.85
Net realized and unrealized gain (loss)	1.73	(4.14)	0.34		(0.42)
Total operations	1.98	(3.88)	0.90		0.43
Distributions
From net investment income	(0.20)	(0.21)	(0.13)		—
From net realized gains	—	(0.31)	(0.08)		—
Total distributions	(0.20)	(0.52)	(0.21)		—
Net asset value
End of year	$8.50	$6.72	$11.12		$10.43

Total return(b)	29.69%	(36.12)%	8.69%		4.30%	(f)

Net assets end of year (000’s)	$19,430	$15,195	$24,495		$7,516
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.14%	0.15%	0.19%	(i)	0.25%	(g)
Before reimbursement/fee waiver	0.14%	0.15%	0.19%	(i)	0.39%	(g)
Net investment income, to average net assets(c)	3.43%	2.76%	5.05%		12.92%	(g)
Portfolio turnover rate(e)	31%	19%	1%		1%	(f)

For a share outstanding throughout each period	Service Class
	Year Ended December 31,				May 1 to Dec 31, 2006(h)
	2009	2008	2007
Net asset value
Beginning of year	$6.68	$11.08	$10.41		$10.00
Investment operations
Net investment income(a),(c)	0.25	0.28	0.57		0.84
Net realized and unrealized gain (loss)	1.70	(4.17)	0.31		(0.43)
Total operations	1.95	(3.89)	0.88		0.41
Distributions
From net investment income	(0.19)	(0.20)	(0.13)		—
From net realized gains	—	(0.31)	(0.08)		—
Total distributions	(0.19)	(0.51)	(0.21)		—
Net asset value
End of year	$8.44	$6.68	$11.08		$10.41

Total return(b)	29.33%	(36.32)%	8.49%		4.10%	(f)

Net assets end of year (000’s)	$422,402	$255,872	$225,620		$44,053
Ratio and supplemental data

Expenses to average net assets(d)
After reimbursement/fee waiver	0.39%	0.40%	0.44%	(i)	0.50%	(g)
Before reimbursement/fee waiver	0.39%	0.40%	0.44%	(i)	0.64%	(g)
Net investment income, to average net assets(c)	3.40%	3.08%	5.18%		12.63%	(g)
Portfolio turnover rate(e)	31%	19%	1%		1%	(f)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

114

(c) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying affiliated funds.

(f) Not annualized.

(g) Annualized.

(h) Commenced operations on May 1, 2006.

(i) Ratio is inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

115

Financial Highlights

Transamerica Jennison Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008		2007	2006	2005
Net asset value
Beginning of year	$5.00	$8.25		$7.86	$8.55	$8.01
Investment operations
Net investment income (loss)(a)	0.01	0.02		0.01	0.01	(0.01)
Net realized and unrealized gain (loss)	2.04	(2.99)		0.86	0.08	1.07
Total operations	2.05	(2.97)		0.87	0.09	1.06
Distributions
From net investment income	(0.01)	(0.01)		(0.01)	–	(0.02)
From net realized gains	–	(0.27)		(0.47)	(0.78)	(0.50)
Total distributions	(0.01)	(0.28)		(0.48)	(0.78)	(0.52)
Net asset value
End of year	$7.04	$5.00		$8.25	$7.86	$8.55

Total return(c)	41.00%	(37.01%)		11.51%	1.96%	13.79%
Net assets end of year (000's)	$476,900	$192,623		$161,847	$145,174	$152,630
Ratio and supplemental data
Expenses to average net assets	0.85%	0.86%		0.86%	0.87%	0.87%
Net investment income (loss), to average net assets	0.16%	0.29%		0.16%	0.07%	(0.14%)
Portfolio turnover rate	76%	74%		72%	78%	67%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008		2007	2006	2005
Net asset value
Beginning of year	$4.94	$8.16		$7.79	$8.51	$7.98
Investment operations
Net investment loss(a)	(0.01)	–	(b)	(0.01)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	2.02	(2.95)		0.85	0.08	1.06
Total operations	2.01	(2.95)		0.84	0.06	1.03
Distributions
From net investment income	–	–		–	–	–	(b)
From net realized gains	–	(0.27)		(0.47)	(0.78)	(0.50)
Total distributions	–	(0.27)		(0.47)	(0.78)	(0.50)
Net asset value
End of year	$6.95	$4.94		$8.16	$7.79	$8.51

Total return(c)	40.69%	(37.11%)		11.28%	1.60%	13.52%
Net assets end of year (000's)	$3,324	$695		$1,223	$838	$469
Ratio and supplemental data
Expenses to average net assets	1.10%	1.11%		1.11%	1.12%	1.12%
Net investment income (loss), to average net assets	(0.13%)	0.01%		(0.13%)	(0.21%)	(0.41%)
Portfolio turnover rate	76%	74%		72%	78%	67%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

116

Financial Highlights

Transamerica JPMorgan Core Bond VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.95	$11.81	$11.66	$11.83	$12.23
Investment operations
Net investment income(a)	0.73	0.58	0.52	0.53	0.54
Net realized and unrealized gain (loss)	0.40	0.06	0.26	(0.07)	(0.26)
Total operations	1.13	0.64	0.78	0.46	0.28
Distributions
From net investment income	(0.58)	(0.50)	(0.63)	(0.63)	(0.66)
From net realized gains	(0.09)	–	–	–	(0.02)
Total distributions	(0.67)	(0.50)	(0.63)	(0.63)	(0.68)
Net asset value
End of year	$12.41	$11.95	$11.81	$11.66	$11.83

Total return(b)	9.58%	5.58%	6.85%	3.92%	2.30%
Net assets end of year (000's)	$159,532	$135,307	$142,788	$157,167	$185,820
Ratio and supplemental data
Expenses to average net assets	0.57%	0.55%	0.58%	0.57%	0.59%
Net investment income, to average net assets	5.95%	4.88%	4.46%	4.54%	4.42%
Portfolio turnover rate	18%	28%	4%	5%	6%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$12.58	$12.43	$12.24	$12.41	$12.81
Investment operations
Net investment income(a)	0.74	0.58	0.52	0.53	0.53
Net realized and unrealized gain (loss)	0.43	0.06	0.27	(0.09)	(0.27)
Total operations	1.17	0.64	0.79	0.44	0.26
Distributions
From net investment income	(0.55)	(0.49)	(0.60)	(0.61)	(0.64)
From net realized gains	(0.09)	–	–	–	(0.02)
Total distributions	(0.64)	(0.49)	(0.60)	(0.61)	(0.66)
Net asset value
End of year	$13.11	$12.58	$12.43	$12.24	$12.41

Total return(b)	9.38%	5.25%	6.61%	3.63%	2.07%
Net assets end of year (000's)	$16,511	$13,957	$11,460	$10,591	$8,293
Ratio and supplemental data
Expenses to average net assets	0.82%	0.80%	0.83%	0.82%	0.84%
Net investment income, to average net assets	5.73%	4.65%	4.21%	4.29%	4.16%
Portfolio turnover rate	18%	28%	4%	5%	6%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

117

Financial Highlights

Transamerica JPMorgan Enhanced Index VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.15	$16.43	$16.35	$14.34	$14.04
Investment operations
Net investment income(a)	0.14	0.20	0.19	0.17	0.13
Net realized and unrealized gain (loss)	2.26	(5.49)	0.56	2.01	0.35
Total operations	2.40	(5.29)	0.75	2.18	0.48
Distributions
From net investment income	(0.19)	(0.23)	(0.21)	(0.17)	(0.18)
From net realized gains	–	(2.76)	(0.46)	–	–
Total distributions	(0.19)	(2.99)	(0.67)	(0.17)	(0.18)
Net asset value
End of year	$10.36	$8.15	$16.43	$16.35	$14.34

Total return(b)	29.59%	(37.35%)	4.54%	15.31%	3.46%
Net assets end of year (000’s)	$107,759	$83,543	$164,761	$193,322	$200,857
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.84%	0.82%	0.81%	0.81%	0.83%
Before reimbursement/fee waiver	0.85%	0.82%	0.81%	0.81%	0.83%
Net investment income, to average net assets	1.57%	1.59%	1.13%	1.16%	0.95%
Portfolio turnover rate	117%	74%	55%	55%	42%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.17	$16.45	$16.37	$14.36	$14.08
Investment operations
Net investment income(a)	0.12	0.17	0.15	0.14	0.10
Net realized and unrealized gain (loss)	2.26	(5.50)	0.56	2.00	0.35
Total operations	2.38	(5.33)	0.71	2.14	0.45
Distributions
From net investment income	(0.15)	(0.19)	(0.17)	(0.13)	(0.17)
From net realized gains	–	(2.76)	(0.46)	–	–
Total distributions	(0.15)	(2.95)	(0.63)	(0.13)	(0.17)
Net asset value
End of year	$10.40	$8.17	$16.45	$16.37	$14.36

Total return(b)	29.32%	(37.52%)	4.30%	14.96%	3.20%
Net assets end of year (000’s)	$4,671	$3,116	$7,051	$6,851	$7,462
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.09%	1.07%	1.06%	1.06%	1.08%
Before reimbursement/fee waiver	1.10%	1.07%	1.06%	1.06%	1.08%
Net investment income, to average net assets	1.32%	1.32%	0.88%	0.91%	0.71%
Portfolio turnover rate	117%	74%	55%	55%	42%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

118

Financial Highlights

Transamerica JPMorgan Mid Cap Value VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.25	$15.79	$16.60	$15.89	$14.81
Investment operations
Net investment income(a)	0.18	0.19	0.19	0.17	0.13
Net realized and unrealized gain (loss)	2.22	(4.89)	0.29	2.39	1.22
Total operations	2.40	(4.70)	0.48	2.56	1.35
Distributions
From net investment income	(0.18)	(0.20)	(0.17)	(0.15)	(0.03)
From net realized gains	(0.31)	(1.64)	(1.12)	(1.70)	(0.24)
Total distributions	(0.49)	(1.84)	(1.29)	(1.85)	(0.27)
Net asset value
End of year	$11.16	$9.25	$15.79	$16.60	$15.89

Total return(b)	26.41%	(32.88%)	2.83%	17.25%	9.15%
Net assets end of year (000’s)	$238,019	$190,306	$336,861	$353,498	$338,377
Ratio and supplemental data
Expenses to average net assets	0.89%	0.88%	0.87%	0.88%	0.89%	(c)
Net investment income, to average net assets	1.85%	1.40%	1.10%	1.02%	0.82%
Portfolio turnover rate	34%	43%	45%	40%	68%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.22	$15.73	$16.54	$15.83	$14.77
Investment operations
Net investment income(a)	0.16	0.14	0.15	0.13	0.09
Net realized and unrealized gain (loss)	2.21	(4.87)	0.28	2.37	1.22
Total operations	2.37	(4.73)	0.43	2.50	1.31
Distributions
From net investment income	(0.13)	(0.14)	(0.12)	(0.09)	(0.01)
From net realized gains	(0.31)	(1.64)	(1.12)	(1.70)	(0.24)
Total distributions	(0.44)	(1.78)	(1.24)	(1.79)	(0.25)
Net asset value
End of year	$11.15	$9.22	$15.73	$16.54	$15.83

Total return(b)	26.12%	(33.08%)	2.53%	16.96%	8.86%
Net assets end of year (000’s)	$669	$161	$435	$516	$614
Ratio and supplemental data
Expenses to average net assets	1.14%	1.13%	1.12%	1.13%	1.14%	(c)
Net investment income, to average net assets	1.63%	1.08%	0.89%	0.77%	0.59%
Portfolio turnover rate	34%	43%	45%	40%	68%

(a)  Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Includes recaptured expense by the investment adviser. The impact of recaptured expense was 0.02%.

119

Financial Highlights

Transamerica MFS International Equity VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$4.98	$8.88	$10.03	$8.75	$8.61
Investment operations
Net investment income(a)	0.08	0.15	0.18	0.08	0.11
Net realized and unrealized gain (loss)	1.53	(3.04)	0.63	1.88	0.92
Total operations	1.61	(2.89)	0.81	1.96	1.03
Distributions
From net investment income	(0.15)	(0.13)	(0.10)	(0.14)	(0.07)
From net realized gains	—	(0.88)	(1.86)	(0.54)	(0.82)
Total distributions	(0.15)	(1.01)	(1.96)	(0.68)	(0.89)
Net asset value
End of year	$6.44	$4.98	$8.88	$10.03	$8.75

Total return(b)	32.68%	(35.29%)	9.15%	23.07%	12.86%
Net assets end of year (000’s)	$191,514	$167,025	$327,306	$354,278	$265,260
Ratio and supplemental data
Expenses to average net assets	1.08%	1.05%	1.05%	1.07%	1.10%
Net investment income, to average net assets	1.58%	2.03%	1.77%	0.79%	1.30%
Portfolio turnover rate	18%	26%	35%	138%	103%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$4.92	$8.80	$9.97	$8.70	$8.59
Investment operations
Net investment income(a)	0.06	0.12	0.12	0.05	0.08
Net realized and unrealized gain (loss)	1.51	(3.01)	0.66	1.89	0.91
Total operations	1.57	(2.89)	0.78	1.94	0.99
Distributions
From net investment income	(0.13)	(0.11)	(0.09)	(0.13)	(0.06)
From net realized gains	—	(0.88)	(1.86)	(0.54)	(0.82)
Total distributions	(0.13)	(0.99)	(1.95)	(0.67)	(0.88)
Net asset value
End of year	$6.36	$4.92	$8.80	$9.97	$8.70

Total return(b)	32.24%	(35.54%)	8.87%	22.92%	12.42%
Net assets end of year (000’s)	$13,324	$7,656	$14,658	$8,120	$3,850
Ratio and supplemental data
Expenses to average net assets	1.33%	1.30%	1.30%	1.32%	1.35%
Net investment income, to average net assets	1.17%	1.76%	1.27%	0.55%	0.97%
Portfolio turnover rate	18%	26%	35%	138%	103%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

120

Financial Highlights

Transamerica Money Market VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value
Beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00
Investment operations
Net investment income(a)	–	(b)	0.02	0.05	0.05	0.03
Total operations	–	(b)	0.02	0.05	0.05	0.03
Distributions
From net investment income	–	(b)	(0.02)	(0.05)	(0.05)	(0.03)
Total distributions	–	(b)	(0.02)	(0.05)	(0.05)	(0.03)
Net asset value
End of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total return(c)	0.13%		2.37%	4.91%	4.74%	2.89%
Net assets end of year (000’s)	$493,531		$806,629	$495,893	$454,784	$347,350
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.36%	(d)	0.41%	0.40%	0.40%	0.40%
Before reimbursement/fee waiver	0.43%	(d)	0.41%	0.40%	0.40%	0.40%
Net investment income, to average net assets	0.15%		2.31%	4.88%	4.69%	2.84%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value
Beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00
Investment operations
Net investment income(a)	–	(b)	0.02	0.05	0.04	0.03
Total operations	–	(b)	0.02	0.05	0.04	0.03
Distributions
From net investment income	–	(b)	(0.02)	(0.05)	(0.04)	(0.03)
Total distributions	–	(b)	(0.02)	(0.05)	(0.04)	(0.03)
Net asset value
End of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total return(c)	0.04%		2.28%	4.65%	4.48%	2.63%
Net assets end of year (000’s)	$250,760		$297,764	$94,703	$43,663	$29,402
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.46%	(d)	0.66%	0.65%	0.65%	0.65%
Before reimbursement/fee waiver	0.68%	(d)	0.66%	0.65%	0.65%	0.65%
Net investment income, to average net assets	0.04%		1.95%	4.62%	4.47%	2.69%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratios are inclusive of Treasury expense. The impact of this expense was 0.03% on the Initial Class and 0.02% on the Service Class.

121

Financial Highlights

Transamerica Morgan Stanley Active International Allocation VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value
Beginning of year	$8.73		$17.16	$15.29	$12.42	$11.30
Investment operations
Net investment income(a)	0.15		0.28	0.29	0.25	0.18
Net realized and unrealized gain (loss)	2.10		(6.34)	2.05	2.67	1.34
Total operations	2.25		(6.06)	2.34	2.92	1.52
Distributions
From net investment income	(0.02)		(0.49)	(0.47)	(0.05)	(0.40)
From net realized gains	(0.15)		(1.88)	–	–	–
Total distributions	(0.17)		(2.37)	(0.47)	(0.05)	(0.40)
Net asset value
End of year	$10.81		$8.73	$17.16	$15.29	$12.42

Total return(c)	25.88%		(38.83%)	15.60%	23.51%	13.79%
Net assets end of year (000’s)	$129,300		$120,650	$247,159	$230,638	$190,875
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.07%		1.07%	1.02%	0.94%	0.94%
Before reimbursement/fee waiver	1.12%		1.09%	1.04%	1.05%	1.12%
Net investment income, to average net assets	1.66%		2.08%	1.75%	1.84%	1.62%
Portfolio turnover rate	38%		27%	27%	17%	22%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value
Beginning of year	$8.70		$17.12	$15.28	$12.43	$11.32
Investment operations
Net investment income(a)	0.12		0.25	0.25	0.21	0.15
Net realized and unrealized gain (loss)	2.10		(6.33)	2.04	2.67	1.36
Total operations	2.22		(6.08)	2.29	2.88	1.51
Distributions
From net investment income	–	(b)	(0.46)	(0.45)	(0.03)	(0.40)
From net realized gains	(0.15)		(1.88)	–	–	–
Total distributions	(0.15)		(2.34)	(0.45)	(0.03)	(0.40)
Net asset value
End of year	$10.77		$8.70	$17.12	$15.28	$12.43

Total return(c)	25.68%		(39.05%)	15.27%	23.18%	13.61%
Net assets end of year (000’s)	$13,613		$9,046	$17,983	$12,147	$4,917
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.32%		1.32%	1.27%	1.19%	1.19%
Before reimbursement/fee waiver	1.37%		1.34%	1.29%	1.30%	1.37%
Net investment income, to average net assets	1.30%		1.84%	1.47%	1.48%	1.27%
Portfolio turnover rate	38%		27%	27%	17%	22%
(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

122

Financial Highlights

Transamerica Morgan Stanley Mid-Cap Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008		2007	2006		2005
Net asset value
Beginning of year	$13.59	$25.83		$21.08	$19.18		$17.85
Investment operations
Net investment income (loss)(a)	0.03	–	(b)	0.11	0.05		(0.02)
Net realized and unrealized gain (loss)	8.20	(11.80)		4.64	1.85		1.37
Total operations	8.23	(11.80)		4.75	1.90		1.35
Distributions
From net investment income	–	(0.44)		–	–		(0.02)
Total distributions	–	(0.44)		–	–		(0.02)
Net asset value
End of year	$21.82	$13.59		$25.83	$21.08		$19.18

Total return(c)	60.56%	(46.29%)		22.53%	9.91%		7.55%
Net assets end of year (000’s)	$437,513	$294,219		$648,069	$593,375		$642,496
Ratio and supplemental data
Expenses to average net assets	0.93%	0.87%		0.89%	0.89%		0.92%
Net investment income (loss), to average net assets	0.16%	0.03%		0.47%	0.24%		(0.13%)
Portfolio turnover rate	35%	39%		76%	65%		177%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008		2007	2006		2005
Net asset value
Beginning of year	$13.44	$25.56		$20.91	$19.07		$17.78
Investment operations
Net investment income (loss)(a)	(0.01)	(0.05)		0.05	–	(b)	(0.07)
Net realized and unrealized gain (loss)	8.09	(11.68)		4.60	1.84		1.36
Total operations	8.08	(11.73)		4.65	1.84		1.29
Distributions
From net investment income	–	(0.39)		–	–		–
Total distributions	–	(0.39)		–	–		–
Net asset value
End of year	$21.52	$13.44		$25.56	$20.91		$19.07

Total return(c)	60.12%	(46.44%)		22.24%	9.59%		7.31%
Net assets end of year (000’s)	$10,729	$4,363		$12,057	$6,634		$4,758
Ratio and supplemental data
Expenses to average net assets	1.18%	1.12%		1.14%	1.14%		1.17%
Net investment income (loss), to average net assets	(0.06%)	(0.22%)		0.21%	–%	(d)	(0.40%)
Portfolio turnover rate	35%	39%		76%	65%		177%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Rounds to less than (0.01%) or 0.01%.

123

Financial Highlights

Transamerica Multi Managed Large Cap Core VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.09	$19.04	$18.73	$18.23	$16.90
Investment operations
Net investment income(a)	0.10	0.18	0.19	0.15	0.14
Net realized and unrealized gain (loss)	4.02	(7.25)	1.50	1.59	1.43
Total operations	4.12	(7.07)	1.69	1.74	1.57
Distributions
From net investment income	(0.09)	(0.23)	(0.19)	(0.18)	(0.24)
From net realized gains	–	(2.65)	(1.19)	(1.06)	–
Total distributions	(0.09)	(2.88)	(1.38)	(1.24)	(0.24)
Net asset value
End of year	$13.12	$9.09	$19.04	$18.73	$18.23

Total return(b)	45.41%	(42.08%)	9.25%	10.33%	9.41%
Net assets end of year (000’s)	$199,996	$73,100	$153,192	$180,443	$208,119
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.84%	0.83%	0.82%	0.82%	0.82%
Before reimbursement/fee waiver	0.85%	0.83%	0.82%	0.82%	0.82%
Net investment income, to average net assets	0.91%	1.20%	0.97%	0.81%	0.84%
Portfolio turnover rate	73%	37%	37%	40%	50%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.27	$19.36	$19.04	$18.52	$17.19
Investment operations
Net investment income(a)	0.07	0.14	0.15	0.10	0.10
Net realized and unrealized gain (loss)	4.10	(7.38)	1.51	1.63	1.45
Total operations	4.17	(7.24)	1.66	1.73	1.55
Distributions
From net investment income	(0.08)	(0.20)	(0.15)	(0.15)	(0.22)
From net realized gains	–	(2.65)	(1.19)	(1.06)	–
Total distributions	(0.08)	(2.85)	(1.34)	(1.21)	(0.22)
Net asset value
End of year	$13.36	$9.27	$19.36	$19.04	$18.52

Total return(b)	45.09%	(42.20%)	8.94%	10.06%	9.12%
Net assets end of year (000’s)	$12,453	$1,852	$1,878	$1,428	$1,076
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.09%	1.08%	1.06%	1.07%	1.07%
Before reimbursement/fee waiver	1.10%	1.08%	1.06%	1.07%	1.07%
Net investment income, to average net assets	0.65%	0.98%	0.74%	0.55%	0.59%
Portfolio turnover rate	73%	37%	37%	40%	50%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

124

Financial Highlights

Transamerica PIMCO Total Return VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007		2006	2005
Net asset value
Beginning of year	$10.66	$11.65	$10.98		$10.91	$11.12
Investment operations
Net investment income(a)	0.52	0.55	0.50		0.45	0.36
Net realized and unrealized gain (loss)	1.16	(0.86)	0.46		–	(0.10)
Total operations	1.68	(0.31)	0.96		0.45	0.26
Distributions
From net investment income	(0.73)	(0.51)	(0.29)		(0.38)	(0.20)
From net realized gains	(0.36)	(0.17)	–	(b)	–	(0.27)
Total distributions	(1.09)	(0.68)	(0.29)		(0.38)	(0.47)
Net asset value
End of year	$11.25	$10.66	$11.65		$10.98	$10.91

Total return(c)	16.03%	(2.79%)	8.95%		4.21%	2.33%
Net assets end of year (000’s)	$1,365,123	$1,213,602	$1,292,286		$976,434	$726,038
Ratio and supplemental data
Expenses to average net assets	0.70%	0.70%	0.70%		0.73%	0.74%
Net investment income, to average net assets	4.62%	4.87%	4.47%		4.13%	3.28%
Portfolio turnover rate	729%	740%	728%		709%	387%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007		2006	2005
Net asset value
Beginning of year	$10.66	$11.67	$11.00		$10.93	$11.16
Investment operations
Net investment income(a)	0.48	0.51	0.47		0.42	0.34
Net realized and unrealized gain (loss)	1.17	(0.85)	0.47		0.01	(0.11)
Total operations	1.65	(0.34)	0.94		0.43	0.23
Distributions
From net investment income	(0.72)	(0.50)	(0.27)		(0.36)	(0.19)
From net realized gains	(0.36)	(0.17)	–	(b)	–	(0.27)
Total distributions	(1.08)	(0.67)	(0.27)		(0.36)	(0.46)
Net asset value
End of year	$11.23	$10.66	$11.67		$11.00	$10.93

Total return(c)	15.75%	(3.07%)	8.80%		3.90%	2.03%
Net assets end of year (000’s)	$248,133	$65,268	$32,336		$24,957	$23,661
Ratio and supplemental data
Expenses to average net assets	0.95%	0.95%	0.95%		0.98%	0.99%
Net investment income, to average net assets	4.28%	4.55%	4.23%		3.86%	3.10%
Portfolio turnover rate	729%	740%	728%		709%	387%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

125

Financial Highlights

Transamerica ProFund UltraBear VP

For a share outstanding throughout each period	Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment loss(a), (e)	(0.05)
Net realized and unrealized loss	(4.27)
Total operations	(4.32)
Net asset value
End of period	$5.68

Total return(b)	(43.20%)	(g)
Net assets end of year (000’s)	$995
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.23%	(h)
Before reimbursement/fee waiver	12.53%	(h)
Net investment loss, to average net assets(e)	(1.21%)	(h)
Portfolio turnover rate(f)	—%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

126

Financial Highlights

Transamerica Small/Mid Cap Value VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.60	$22.10	$19.58	$18.33	$16.94
Investment operations
Net investment income(a)	0.14	0.28	0.34	0.19	0.16
Net realized and unrealized gain (loss)	4.84	(8.43)	4.35	2.94	2.11
Total operations	4.98	(8.15)	4.69	3.13	2.27
Distributions
From net investment income	(0.44)	(0.29)	(0.21)	(0.18)	(0.08)
From net realized gains	–	(2.06)	(1.96)	(1.70)	(0.80)
Total distributions	(0.44)	(2.35)	(2.17)	(1.88)	(0.88)
Net asset value
End of year	$16.14	$11.60	$22.10	$19.58	$18.33

Total return(b)	43.21%	(40.86%)	24.74%	18.05%	13.56%
Net assets end of year (000’s)	$222,235	$175,980	$463,795	$409,879	$407,351
Ratio and supplemental data
Expenses to average net assets	0.88%	0.86%	0.85%	0.86%	0.86%
Net investment income, to average net assets	1.03%	1.52%	1.57%	0.98%	0.92%
Portfolio turnover rate	89%	60%	18%	24%	33%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.49	$21.94	$19.48	$18.26	$16.92
Investment operations
Net investment income(a)	0.12	0.23	0.27	0.14	0.15
Net realized and unrealized gain (loss)	4.78	(8.36)	4.33	2.94	2.06
Total operations	4.90	(8.13)	4.60	3.08	2.21
Distributions
From net investment income	(0.38)	(0.26)	(0.18)	(0.16)	(0.07)
From net realized gains	–	(2.06)	(1.96)	(1.70)	(0.80)
Total distributions	(0.38)	(2.32)	(2.14)	(1.86)	(0.87)
Net asset value
End of year	$16.01	$11.49	$21.94	$19.48	$18.26

Total return(b)	42.90%	(41.05%)	24.39%	17.82%	13.26%
Net assets end of year (000’s)	$24,407	$12,628	$31,226	$15,822	$10,717
Ratio and supplemental data
Expenses to average net assets	1.13%	1.11%	1.10%	1.11%	1.11%
Net investment income, to average net assets	0.91%	1.29%	1.27%	0.73%	0.82%
Portfolio turnover rate	89%	60%	18%	24%	33%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

127

Financial Highlights

Transamerica T. Rowe Price Small Cap VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$5.27	$10.27	$10.36	$11.08	$12.35
Investment operations
Net investment loss(a)	(0.01)	(0.01)	(0.04)	(0.05)	(0.04)
Net realized and unrealized gain (loss)	2.02	(3.04)	1.03	0.35	1.21
Total operations	2.01	(3.05)	0.99	0.30	1.17
Distributions
From net realized gains	(0.25)	(1.95)	(1.08)	(1.02)	(2.44)
Total distributions	(0.25)	(1.95)	(1.08)	(1.02)	(2.44)
Net asset value
End of year	$7.03	$5.27	$10.27	$10.36	$11.08

Total return(b)	38.70%	(36.25%)	9.61%	3.59%	10.61%
Net assets end of year (000’s)	$128,238	$102,260	$224,187	$253,644	$326,681
Ratio and supplemental data
Expenses to average net assets	0.88%	0.83%	0.82%	0.84%	0.81%
Net investment loss, to average net assets	(0.26%)	(0.13%)	(0.40%)	(0.48%)	(0.36%)
Portfolio turnover rate	34%	30%	45%	34%	49%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$5.19	$10.14	$10.25	$11.00	$12.30
Investment operations
Net investment loss(a)	(0.03)	(0.03)	(0.07)	(0.08)	(0.07)
Net realized and unrealized gain (loss)	1.99	(3.00)	1.01	0.35	1.21
Total operations	1.96	(3.03)	0.94	0.27	1.14
Distributions
From net realized gains	(0.25)	(1.92)	(1.05)	(1.02)	(2.44)
Total distributions	(0.25)	(1.92)	(1.05)	(1.02)	(2.44)
Net asset value
End of year	$6.90	$5.19	$10.14	$10.25	$11.00

Total return(b)	38.33%	(36.40%)	9.27%	3.34%	10.40%
Net assets end of year (000’s)	$14,382	$7,434	$16,329	$17,411	$16,877
Ratio and supplemental data
Expenses to average net assets	1.13%	1.08%	1.07%	1.09%	1.06%
Net investment loss, to average net assets	(0.48%)	(0.38%)	(0.64%)	(0.73%)	(0.63%)
Portfolio turnover rate	34%	30%	45%	34%	49%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

128

Financial Highlights

Transamerica Third Avenue Value VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.50	$21.75	$26.33	$24.22	$20.98
Investment operations
Net investment income(a)	0.13	0.17	0.27	0.25	0.17
Net realized and unrealized gain (loss)	2.78	(7.09)	0.07	3.49	3.74
Total operations	2.91	(6.92)	0.34	3.74	3.91
Distributions
From net investment income	–	(0.70)	(1.07)	(0.21)	(0.12)
From net realized gains	(0.69)	(5.63)	(3.85)	(1.42)	(0.55)
Total distributions	(0.69)	(6.33)	(4.92)	(1.63)	(0.67)
Net asset value
End of year	$10.72	$8.50	$21.75	$26.33	$24.22

Total return(b)	34.88%	(41.15%)	1.20%	16.07%	18.81%
Net assets end of year (000’s)	$185,277	$160,338	$358,128	$1,121,918	$971,322
Ratio and supplemental data
Expenses to average net assets	0.92%	0.88%	0.87%	0.86%	0.87%
Net investment income, to average net assets	1.36%	1.06%	1.05%	1.00%	0.74%
Portfolio turnover rate	8%	13%	13%	17%	19%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.50	$21.70	$26.30	$24.21	$21.02
Investment operations
Net investment income(a)	0.10	0.14	0.19	0.19	0.12
Net realized and unrealized gain (loss)	2.78	(7.09)	0.08	3.49	3.73
Total operations	2.88	(6.95)	0.27	3.68	3.85
Distributions
From net investment income	–	(0.62)	(1.02)	(0.17)	(0.11)
From net realized gains	(0.69)	(5.63)	(3.85)	(1.42)	(0.55)
Total distributions	(0.69)	(6.25)	(4.87)	(1.59)	(0.66)
Net asset value
End of year	$10.69	$8.50	$21.70	$26.30	$24.21

Total return(b)	34.52%	(41.28%)	0.94%	15.78%	18.47%
Net assets end of year (000’s)	$19,759	$16,916	$52,218	$53,118	$36,086
Ratio and supplemental data
Expenses to average net assets	1.17%	1.13%	1.12%	1.11%	1.12%
Net investment income, to average net assets	1.12%	0.83%	0.74%	0.74%	0.53%
Portfolio turnover rate	8%	13%	13%	17%	19%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

129

Financial Highlights

Transamerica U.S. Government Securities VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$12.64	$12.00	$11.86	$11.94	$12.32
Investment operations
Net investment income(a)	0.39	0.44	0.54	0.52	0.43
Net realized and unrealized gain (loss)	0.17	0.47	0.16	(0.14)	(0.15)
Total operations	0.56	0.91	0.70	0.38	0.28
Distributions
From net investment income	(0.31)	(0.27)	(0.56)	(0.44)	(0.50)
From net realized gains	–	–	–	(0.02)	(0.16)
Total distributions	(0.31)	(0.27)	(0.56)	(0.46)	(0.66)
Net asset value
End of year	$12.89	$12.64	$12.00	$11.86	$11.94

Total return(b)	4.47%	7.66%	6.05%	3.27%	2.23%
Net assets end of year (000’s)	$202,820	$247,964	$149,664	$164,070	$186,335
Ratio and supplemental data
Expenses to average net assets	0.61%	0.60%	0.62%	0.62%	0.67%
Net investment income, to average net assets	3.09%	3.60%	4.56%	4.41%	3.50%
Portfolio turnover rate	157%	200%	170%	184%	92%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$12.86	$12.23	$12.09	$12.18	$12.53
Investment operations
Net investment income(a)	0.37	0.39	0.52	0.51	0.41
Net realized and unrealized gain (loss)	0.16	0.51	0.16	(0.14)	(0.16)
Total operations	0.53	0.90	0.68	0.37	0.25
Distributions
From net investment income	(0.29)	(0.27)	(0.54)	(0.44)	(0.44)
From net realized gains	–	–	–	(0.02)	(0.16)
Total distributions	(0.29)	(0.27)	(0.54)	(0.46)	(0.60)
Net asset value
End of year	$13.10	$12.86	$12.23	$12.09	$12.18

Total return(b)	4.20%	7.42%	5.78%	3.06%	1.98%
Net assets end of year (000’s)	$468,117	$620,178	$26,213	$8,572	$7,558
Ratio and supplemental data
Expenses to average net assets	0.86%	0.85%	0.87%	0.87%	0.92%
Net investment income, to average net assets	2.84%	3.14%	4.29%	4.27%	3.27%
Portfolio turnover rate	157%	200%	170%	184%	92%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

130

Financial Highlights

Transamerica WMC Diversified Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$14.98	$28.90	$25.95	$23.87	$20.88
Investment operations
Net investment income (loss)(a)	0.10	0.15	0.05	0.01	(0.02)
Net realized and unrealized gain (loss)	4.26	(13.09)	4.07	2.07	3.43
Total operations	4.36	(12.94)	4.12	2.08	3.41
Distributions
From net investment income	(0.16)	(0.06)	(0.01)	–	(0.08)
From net realized gains	–	(0.92)	(1.16)	–	(0.34)
Total distributions	(0.16)	(0.98)	(1.17)	–	(0.42)
Net asset value
End of year	$19.18	$14.98	$28.90	$25.95	$23.87

Total return(b)	29.20%	(46.00%)	16.29%	8.71%	16.54%
Net assets end of year (000’s)	$1,727,961	$1,442,534	$2,938,220	$3,324,168	$1,670,310
Ratio and supplemental data
Expenses to average net assets	0.79%	0.76%	0.76%	0.77%	0.80%
Net investment income (loss), to average net assets	0.63%	0.63%	0.18%	0.04%	(0.10%)
Portfolio turnover rate	43%	33%	38%	47%	34%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$14.80	$28.59	$25.73	$23.73	$20.80
Investment operations
Net investment income (loss)(a)	0.06	0.08	(0.02)	(0.05)	(0.07)
Net realized and unrealized gain (loss)	4.21	(12.95)	4.04	2.05	3.40
Total operations	4.27	(12.87)	4.02	2.00	3.33
Distributions
From net investment income	(0.08)	–	–	–	(0.06)
From net realized gains	–	(0.92)	(1.16)	–	(0.34)
Total distributions	(0.08)	(0.92)	(1.16)	–	(0.40)
Net asset value
End of year	$18.99	$14.80	$28.59	$25.73	$23.73

Total return(b)	28.90%	(46.17%)	16.04%	8.38%	16.28%
Net assets end of year (000’s)	$29,463	$23,553	$69,701	$64,730	$37,784
Ratio and supplemental data
Expenses to average net assets	1.04%	1.01%	1.01%	1.02%	1.05%
Net investment income (loss), to average net assets	0.37%	0.35%	(0.07%)	(0.22%)	(0.35%)
Portfolio turnover rate	43%	33%	38%	47%	34%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

131

Financial Highlights

Transamerica WMC Diversified Growth II VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$4.70	$10.32	$9.50	$9.49	$11.66
Investment operations
Net investment income(a)	0.06	0.09	0.06	0.05	0.04
Net realized and unrealized gain (loss)	1.48	(4.28)	1.55	0.72	1.62
Total operations	1.54	(4.19)	1.61	0.77	1.66
Distributions
From net investment income	(0.08)	(0.07)	(0.05)	(0.04)	(0.14)
From net realized gains	–	(1.36)	(0.74)	(0.72)	(3.69)
Total distributions	(0.08)	(1.43)	(0.79)	(0.76)	(3.83)
Net asset value
End of year	$6.16	$4.70	$10.32	$9.50	$9.49

Total return(b)	32.95%	(45.59%)	17.72%	8.76%	17.29%
Net assets end of year (000’s)	$14,019	$10,956	$21,551	$19,409	$19,991
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Before reimbursement/fee waiver	0.56%	0.47%	0.47%	0.45%	0.44%
Net investment income, to average net assets	1.07%	1.08%	0.64%	0.49%	0.36%
Portfolio turnover rate	46%	32%	47%	19%	29%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

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Transamerica Series Trust

P.O. Box 9012

Clearwater, FL 33758-9012

Customer Service: 1-888-233-4339

ADDITIONAL INFORMATION about these portfolios is contained in the Statement of Additional Information, dated May 1, 2010, and in the annual and semi-annual reports to shareholders. The Statement of Additional Information is incorporated by reference into this prospectus. Other information about these portfolios has been filed with and is available from the U.S. Securities and Exchange Commission (“SEC”). Information about the portfolios (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Copies of this information may be obtained upon payment of a duplication fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549-0102. Reports and other information about the portfolios are also available on the SEC’s Internet site at http://www.sec.gov.

To obtain a copy of the Statement of Additional Information or the annual and semi-annual reports, without charge, or to request other information or make other inquiries about these portfolios, call 1-888-233-4339. In the Transamerica Series Trust’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the portfolios’ performance during the last fiscal year.

The Investment Company Act File Number for Transamerica Series Trust is 811-04419.

www.transamericafunds.com Distributor: Transamerica Capital, Inc.

Transamerica Series Trust

PROSPECTUS

May 1, 2010

Fund_______________________________________________

Transamerica Balanced VP
Transamerica Clarion Global Real Estate Securities VP
Transamerica Diversified Equity VP
Transamerica JPMorgan Enhanced Index VP
Transamerica Morgan Stanley Active International Allocation VP
Transamerica Small/Mid Cap Value VP
Transamerica WMC Diversified Growth VP

None of the portfolios of Transamerica Series Trust have a ticker symbol.

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Not insured by FDIC or any federal government agency.	May lose value.	Not a deposit of or guaranteed by any bank, bank affiliate, or credit union.

Information contained in this prospectus may apply to portfolios of Transamerica Series Trust not offered in your policy or contract.

Transamerica Balanced VP

Investment Objective: Seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[a]
	Class of Shares
	Initial	Service
Management fees	0.75%	0.75%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.11%	0.11%
Total annual fund operating expenses	0.86%	1.11%

a Annual portfolio operating expenses have been restated to reflect expenses for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 88	$307	$543	$1,223
Service	$113	$353	$612	$1,352

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 82% of the average value of the portfolio's portfolio.

Principal Investment Strategies: Transamerica Investment Management, LLC (“TIM”), the portfolio's sub-adviser, seeks to achieve the portfolio's objective by primarily investing, under normal circumstances, in a combination of common stocks and high quality bonds with maturities of less than 30 years. The portfolio may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. TIM may shift portions held in bonds and stocks according to business and investment conditions. The portfolio will hold at least 25% of its assets in non-convertible fixed-income securities.

TIM uses a “bottom-up” approach to investing. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

The portfolio may invest in foreign securities, mortgage-backed securities and lower rated bonds. The portfolio may also invest in derivative securities, including futures, options and options on futures and swaps.

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are

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used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Credit – If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Mortgage-Related Securities – Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest

2

rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to a secondary index which is used to more closely reflect the principal strategies and policies of the portfolio. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2004, a different sub-adviser managed this portfolio, it had a different investment objective, and it used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	13.52%
Worst Quarter:	12/31/2008	-17.19%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 1, 2002)	26.30%	2.70%	4.22%
Service Class (commenced operations on May 1, 2003)	25.94%	2.45%	5.04%
Standard & Poor’s 500 Composite Stock Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	2.46%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.93%	4.97%	5.39%
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Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Transamerica Investment Management, LLC

Portfolio Managers:

Kirk J. Kim, Portfolio Manager (Lead-Equity) since 2010

John D. Lawrence, CFA, Portfolio Manager (Co-Equity) since 2010

Gary U. Rollé, CFA, Portfolio Manager (Co-Equity) since 1994

Greg D. Haendel, CFA, Portfolio Manager (Lead-Fixed-Income) since 2008

Derek S. Brown, CFA, Portfolio Manager (Co-Fixed-Income) since 2008

Brian W. Westhoff, CFA, Portfolio Manager (Co-Fixed-Income) since 2008

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica Clarion Global Real Estate Securities VP

Investment Objective: Seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.79%	0.79%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.12%	0.12%
Total annual fund operating expenses	0.91%	1.16%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 93	$322	$570	$1,281
Service	$118	$368	$638	$1,409

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 61% of the average value of the portfolio's portfolio.

Principal Investment Strategies: Under normal conditions, the portfolio's sub-adviser, ING Clarion Real Estate Securities, LLC (“Clarion”), will invest at least 80% of the portfolio's net assets in equity securities of issuers that are principally engaged in the real estate industry. Clarion considers issuers principally engaged in the real estate industries to be companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's portfolio will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. As a general matter, Clarion intends to invest in common stocks and convertible securities of real estate companies, including real estate investment trusts (“REITs”).

Clarion uses a disciplined two-step process for constructing the portfolio's portfolio. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective. The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-backed securities such as pass through certificates, real estate mortgage investment conduit certificates, and collateralized mortgage obligations, or short-term debt obligations. However, the portfolio does not directly invest in real estate.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

This portfolio is non-diversified.

5

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Mortgage-Related Securities – Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.

• Non-Diversification – The portfolio is classified as “non-diversified,” which means it may invest in a larger percentage of its assets in one issuer than a diversified portfolio. To the extent the portfolio invests its assets in fewer issuers, the portfolio will be more susceptible to negative events affecting those issuers.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

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• Portfolio Turnover – The portfolio's investment strategy may result in a high portfolio turnover rate. High portfolio turnover would result in a correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the portfolio's performance.

• Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates. REITs are one type of real estate security. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure, and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

• REITs – When the portfolio invests in Real Estate Investment Trusts (“REITs”), it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser. On November 1, 2005, the portfolio modified its investment strategies; performance set forth prior to that date is attributable to the prior strategies.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	31.59%
Worst Quarter:	12/31/2008	-29.05%
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Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 1, 1998)	33.42%	2.98%	12.02%
Service Class (commenced operations on May 1, 2003)	33.01%	2.72%	10.56%
S&P Developed Property Index (reflects no deduction for fees, expenses, or taxes)	37.66%	1.50%	9.40%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  ING Clarion Real Estate Securities, LLC

Portfolio Managers:

T. Ritson Ferguson, CFA, Portfolio Manager since 2002

Joseph P. Smith, CFA, Portfolio Manager since 2002

Steven D. Burton, CFA, Portfolio Manager since 2002

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8

Transamerica Diversified Equity VP

Investment Objective: Seeks to maximize capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[b]
	Class of Shares
	Initial	Service
Management fees	0.73%	0.73%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.16%	0.16%
Total annual fund operating expenses	0.89%	1.14%
Expense reduction[a]	0.04%	0.04%
Total annual fund operating expenses after expense reduction	0.85%	1.10%

a Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through April 30, 2011, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 0.85%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized portfolio operating expenses are less than the cap, excluding 12b-1 fees and extraordinary expenses. The expense cap may be terminated by the portfolio’s Board of Trustees at any time.

b Annual portfolio operating expenses have been restated to reflect expenses for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 87	$312	$556	$1,254
Service	$112	$358	$624	$1,383

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 54% of the average value of the portfolio's portfolio.

Principal Investment Strategies: Transamerica Investment Management, LLC (“TIM”), the portfolio's sub-adviser, invests, under normal circumstances, at least 80% of the portfolio's net assets in domestic equity securities. The portfolio typically limits its holdings to fewer than 60 companies.

TIM uses a “bottom-up” approach to investing. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

TIM may invest in securities issued by companies of all sizes. Generally, however, TIM will invest in securities of companies whose market capitalization (total market value of publicly traded securities) is greater than $500 million at the time of investment. The portfolio may invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

9

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Focused Investing – To the extent the portfolio invests in a limited number of issuers, changes in the value of individual securities may have a significant impact on your investment.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

10

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2010, the portfolio was named Transamerica Templeton Global VP, and had a different sub-adviser, a different investment objective and used different investment strategies.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	20.60%
Worst Quarter:	12/31/2008	-21.70%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on December 3, 1992)	28.32%	1.24%	-3.89%
Service Class (commenced operations on May 1, 2003)	27.85%	0.96%	5.48%
Standard & Poor’s 500 Composite Stock Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-0.95%
Morgan Stanley Capital International World Index[1] (reflects no deduction for fees, expenses, or taxes)	30.79%	2.57%	0.23%

1 This index served as the benchmark for the portfolio prior to May 1, 2010, at which time it was replaced with the Standard & Poor’s 500 Composite Stock Index. This benchmark index change was made to more accurately reflect the principal strategies of the portfolio.

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Transamerica Investment Management, LLC

Portfolio Managers:

Edward S. Han, Portfolio Manager (Lead) since 2010

Peter O. Lopez, Portfolio Manager (Co) since 2009

Gary U. Rollé, CFA, Portfolio Manager (Co) since 2009

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

11

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

12

Transamerica JPMorgan Enhanced Index VP

Investment Objective: Seeks to earn a total return modestly in excess of the total return performance of the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”) (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Index.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.74%	0.74%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.11%	0.11%
Total annual fund operating expenses	0.85%	1.10%
Expense reduction[a]	0.01%	0.01%
Total annual fund operating expenses after expense reduction	0.84%	1.09%

a Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through April 30, 2011, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 0.84%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized portfolio operating expenses are less than the cap, excluding 12b-1 fees and extraordinary expenses. The expense cap may be terminated by the portfolio’s Board of Trustees at any time.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 86	$302	$537	$1,210
Service	$111	$349	$605	$1,339

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 117% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of large- and medium-capitalization U.S. companies. The portfolio may invest in foreign companies included in the S&P 500 Index. JP Morgan will normally keep the portfolio as fully invested in equity securities as practicable.

Industry by industry, the portfolio’s weightings are generally similar to those of the S&P 500 Index. The portfolio normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500 Index. Within each industry, the portfolio’s sub-adviser modestly may overweight stocks that it views as undervalued or fairly valued while modestly underweighting or not holding stocks that it views as overvalued. The portfolio normally invests primarily in common stocks.

The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments, including U.S. government securities and repurchase agreements. The portfolio may, but need not, invest in derivatives.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the

13

portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Medium-Sized Companies – Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies generally are subject to more volatility in price than larger company securities.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the

14

security and the market value declines, the portfolio could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the portfolio's ability to dispose of the underlying securities may be restricted.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust, which employed different strategies and had a different sub-adviser.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	16.58%
Worst Quarter:	12/31/2008	-21.86%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 2, 1997)	29.59%	0.25%	-1.53%
Service Class (commenced operations on May 1, 2003)	29.32%	0.00%	4.70%
Standard & Poor's 500 Composite Stock Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-0.95%
15

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  J.P. Morgan Investment Management Inc.

Portfolio Managers:

Terance Chen, Portfolio Manager since 1997

Raffaele Zingone, Portfolio Manager since 1997

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

16

Transamerica Morgan Stanley Active International Allocation VP

Investment Objective: Seeks to provide long-term capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.85%	0.85%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.27%	0.27%
Total annual fund operating expenses	1.12%	1.37%
Expense reduction[a]	0.05%	0.05%
Total annual fund operating expenses after expense reduction	1.07%	1.32%

a Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through April 30, 2011, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 1.07%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized portfolio operating expenses are less than the cap, excluding 12b-1 fees and extraordinary expenses. The expense cap may be terminated by the portfolio’s Board of Trustees at any time.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$109	$383	$678	$1,516
Service	$134	$429	$745	$1,642

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 38% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio’s sub-adviser, Morgan Stanley Investment Management Inc. (“MSIM”), invests the portfolio’s assets, under normal circumstances, in accordance with country and sector weightings determined by MSIM, primarily in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

MSIM utilizes a “top-down” approach that emphasizes country and sector selection and weighting rather than individual stock selection. MSIM seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) dynamics/fundamental change; and (iii) market momentum/technicals. In a "top-down" approach, the sub-adviser looks at broad market factors and chooses certain sectors or industries within the market, based on those factors. It then looks at individual companies within those sectors or industries.

MSIM analyzes both the global economic environment and the economies of countries throughout the world, focusing mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia & Far East Index (the “MSCI EAFE Index”). These countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.

The portfolio may invest in emerging markets or developing countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging markets or developing countries. MSIM generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

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The portfolio may invest up to 10% of its net assets in foreign real estate companies, which are similar to entities organized and operated as real estate investment trusts (“REITs”) in the United States. MSIM may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

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• Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates. REITs are one type of real estate security. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure, and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

• REITs – When the portfolio invests in Real Estate Investment Trusts (“REITs”), it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

This historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price International Stock Portfolio of Endeavor Series Trust. MSIM has been the portfolio’s sub-adviser since May 1, 2002.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	24.22%
Worst Quarter:	09/30/2008	-19.12%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on April 8, 1991)	25.88%	4.58%	0.08%
Service Class (commenced operations on May 1, 2003)	25.68%	4.33%	10.16%
Morgan Stanley Capital International - Europe, Australasia, Far East Index (reflects no deduction for fees, expenses, or taxes)	32.46%	4.02%	1.58%
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Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Morgan Stanley Investment Management Inc.

Portfolio Manager:

Ann D. Thivierge, Portfolio Manager since 2002

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica Small/Mid Cap Value VP

Investment Objective: Seeks to maximize total return.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.80%	0.80%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.08%	0.08%
Total annual fund operating expenses	0.88%	1.13%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 90	$313	$554	$1,246
Service	$115	$359	$622	$1,375

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 89% of the average value of the portfolio's portfolio.

Principal Investment Strategies: Transamerica Investment Management, LLC (“TIM”), the portfolio's sub-adviser, invests, under normal circumstances, at least 80% of the portfolio's net assets in small- and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion at the time of purchase.

The portfolio generally will invest in small and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability.

The portfolio may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

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• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. TIM has been the portfolio’s sub-adviser since May 1, 2004.

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Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	12/31/2001	44.49%
Worst Quarter:	09/30/2002	-33.09%
Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 4, 1993)	43.21%	7.21%	10.53%
Service Class (commenced operations on May 3, 2004)	42.90%	6.93%	8.75%
Russell 2500® Value Index (reflects no deduction for fees, expenses, or taxes)	27.68%	0.84%	8.18%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Transamerica Investment Management, LLC

Portfolio Managers:

Jeffrey J. Hoo, CFA, Portfolio Manager (Lead) since 2008

Thomas E. Larkin, III, Portfolio Manager (Co) since 2008

Joshua D. Shaskan, CFA, Portfolio Manager (Co) since 2008

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

23

Transamerica WMC Diversified Growth VP

Investment Objective: Seeks to maximize long-term growth.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.72%	0.72%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.07%	0.07%
Total annual fund operating expenses	0.79%	1.04%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 81	$285	$505	$1,141
Service	$106	$331	$574	$1,271

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 43% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio invests, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria.

The portfolio’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. A "bottom-up" approach is looking at individual companies against the context of broader market factors.

Wellington Management continually monitors every company in the portfolio’s portfolio for fundamental attractiveness. The portfolio typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities,

24

they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Focused Investing – To the extent the portfolio invests in a limited number of issuers, changes in the value of individual securities may have a significant impact on your investment.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

25

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Funds, Inc., which employed different investment strategies.

Prior to April 9, 2010, the portfolio was named Transamerica Equity VP, had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	18.98%
Worst Quarter:	12/31/2008	-24.19%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on December 31, 1980)	29.20%	0.55%	-1.01%
Service Class (commenced operations on May 1, 2003)	28.90%	0.29%	5.59%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	37.21%	1.63%	-3.99%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Wellington Management Company, LLP

Portfolio Manager:

Paul E. Marrkand, CFA, Portfolio Manager since 2010

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to

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the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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More On The Portfolios’ Strategies And Investments

The following provides additional information regarding the portfolios’ strategies and investments described at the front of the prospectus. Information contained in this prospectus may apply to portfolios of Transamerica Series Trust not offered in your policy or contract. Except as otherwise expressly stated for a particular portfolio in this prospectus or in the statement of additional information or as required by law, there is no limit on the amount of a portfolio’s assets that may be invested in a particular type of security or investment.

Transamerica AEGON High Yield Bond VP: The portfolio's sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's net assets in high-yield/high-risk bonds (commonly known as “junk bonds”).

Junk bonds are high risk debt securities rated in medium or lower rating categories or determined by AUIM to be of comparable quality.

AUIM’s strategy is to seek to achieve yields as high as possible while seeking to manage risk. AUIM uses a “top-down/bottom-up” approach in managing the portfolio's assets. The “top-down” approach is to adjust the risk profile of the portfolio. AUIM analyzes four factors that affect the movement of fixed-income bond prices which include: economic indicators; technical indicators that are specific to the high-yield market; investor sentiment and valuation. Analysis of these factors assists AUIM in its decision regarding the portfolio's allocations.

AUIM has developed a proprietary credit model that is the foundation of its “bottom-up” analysis. The model tracks historical cash flow numbers and calculates credit financial ratios. Because high-yield companies are of higher financial risk, AUIM does a thorough credit analysis of all companies in the portfolio, as well as all potential acquisitions.

Each potential buy and sell candidate is analyzed by AUIM from both the “top-down” and “bottom-up” strategies. An industry may look attractive in one area, but not the other. They can review the results of their analysis and decide whether or not to proceed with a transaction.

AUIM may sell portfolio securities when it determines there are changes in economic indicators, technical indicators or valuation.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Asset Allocation – Conservative VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 35% of assets in equities, which may include both stocks and commodity-related securities, and 65% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying funds that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolios, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

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It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other fund investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Asset Allocation – Growth VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

• Under normal circumstances, it expects to invest primarily in underlying portfolios that invest in equities, which may include both stocks and commodity-related securities.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), historical performance, global markets’ current valuations, and other global economic factors.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Asset Allocation – Moderate VP: The portfolio seeks its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 50% of assets in equities, which may include both stocks and commodity-related securities, and 50% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

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As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Asset Allocation – Moderate Growth VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 70% of assets in equities, which may include both stocks and commodity-related securities, and 30% of assets in fixed-income, which may include bonds, cash, cash equivalents and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Balanced VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio's objective by investing, under normal circumstances, primarily in common stocks and high quality bonds with maturities of less than 30 years. TIM allocates the portfolio's assets between equity and debt securities based on its assessment of current business and investment conditions. However, at all times, the portfolio will hold at least 25% of its assets in non-convertible fixed-income securities. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments.

TIM normally invests in a portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM’s equity and fixed-income management teams work together to build a portfolio of growth stocks combined with bonds that TIM considers to be of good credit quality purchased at favorable prices.

TIM uses a “bottom up” approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM’s opinion.

Equity Investments

TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term, above-average rate of return. In projecting free cash flows and determining earnings potential and valuation, TIM uses multiple factors such as:

• the quality of the management team;

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• the company’s ability to earn returns on capital in excess of the cost of capital;

• competitive barriers to entry; and

• the financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments

TIM’s bond management team seeks out bonds with credit strength of the quality that it believes could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. TIM analyzes this market information daily, negotiating each trade and buying bonds at what TIM considers to be the best available prices.

The portfolio may invest in mortgage-backed securities and lower-rated bonds. The portfolio may also invest in derivative securities, including futures, options and options on futures, swaps and foreign securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica BlackRock Global Allocation VP: The Fund seeks to achieve its objective by investing in both equity and debt securities, including money market securities and other short-term securities or instruments, of issuers located around the world. There is no limit on the percentage of assets the Fund can invest in a particular type of security. Generally, the Fund seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. Except as described below, the Fund has no geographic limits on where its investments may be located. This flexibility allows Fund management to look for investments in markets around the world that it believes will provide the best relative asset allocation to meet the Fund’s objective. The Fund may invest in securities of any market capitalization. The Fund may also invest in REITs.

Fund management uses the Fund’s investment flexibility to create a portfolio of assets that, over time, tends to be relatively balanced between equity and debt securities and that is widely diversified among many individual investments. While the Fund can, and does, look for investments in all the markets of the world, it will typically invest a majority of its assets in the securities of companies and governments located in North and South America, Europe, Australia and the Far East. In addition to investing in foreign securities, the Fund actively manages its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. From time to time, the Fund may own foreign cash equivalents or foreign bank deposits as part of the Fund’s investment strategy. The Fund will also invest in non-U.S. currencies, however, the Fund may underweight or overweight a currency based on the Fund management team’s outlook. The Fund may also invest in non-convertible debt securities. Non-convertible debt securities will generally be longer-term securities with the potential for capital appreciation through changes in interest rates, exchange rates or the general perception of the creditworthiness of issuers in certain countries.

The Fund’s composite Reference Benchmark has at all times since the Fund’s formation included a 40% weighting in non-U.S. securities. Throughout its history, the Fund has maintained a weighting in non-US securities, often exceeding the 40% Benchmark weighting and rarely falling below this allocation. Under normal circumstances, the Fund anticipates it will continue to allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by Fund management, in which case the Fund would invest at least 30%) — of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes the Fund may deviate very substantially from the allocation described above.

The Fund may invest a portion of its assets in securities related to real assets (like real estate or precious metals-related securities) such as stock, bonds or convertible bonds issued by real estate investment trusts or companies that mine precious metals.

The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles that exclusively invest in precious metals,

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which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. The Fund may also gain exposure to commodity markets by investing in the Subsidiary. The Subsidiary invests primarily in commodity-related instruments. BlackRock is the manager of the Subsidiary. The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The Fund will limit its investments in the Subsidiary to 25% of its net assets.

The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, BlackRock, in managing the Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described in detail in the SAI. The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Board regarding the Subsidiary’s compliance with its policies and procedures. The Fund and Subsidiary test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary complies with asset segregation requirements to the same extent as the Fund.

BlackRock provides investment management and other services to the Subsidiary. BlackRock does not receive separate compensation from the Subsidiary for providing it with investment management or administrative services. However, the Fund pays BlackRock based on the Fund’s assets, including the assets invested in the Subsidiary. The Subsidiary will also enter into separate contracts for the provision of custody, transfer agency, and audit services with the same or with affiliates of the same service providers that provide those services to the Fund. The financial statements of the Subsidiary will be consolidated with the Fund’s financial statements in the Fund’s Annual and Semi-Annual Reports. The Fund’s Annual and Semi-Annual Reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated in the Fund's prospectus.

In making investment decisions, Fund management tries to identify the long term trends and changes that could benefit particular markets and/or industries relative to other markets and industries. Fund management will consider a variety of factors when selecting the markets, such as the rate of economic growth, natural resources, capital reinvestment and the social and political environment.

In deciding between equity and debt investments, Fund management looks at a number of factors, such as the relative opportunity for capital appreciation, capital recovery risk, dividend yields and the level of interest rates paid on debt securities of different maturities. Dividend yield is a common stock’s annualized dividend stream divided by the stock’s current price, which represents the stock’s current expected rate of current income.

In selecting real assets (like real estate or precious metals-related securities), Fund management identifies real assets that it believes will increase in value because of economic trends and cycles or political or other events.

In selecting stocks and other securities that are convertible into stocks, Fund management emphasizes stocks that it believes are undervalued. Fund management places particular emphasis on companies with below average price/earnings ratios or that may pay above average dividends.

Fund management will invest in “junk” bonds, corporate loans and distressed securities only when it believes that they will provide an attractive total return, relative to their risk, as compared to higher quality debt securities. Distressed securities are securities that are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition or are rated in the lowest rating categories by at least one independent rating agency (CC or lower by S&P or Fitch or Ca or lower by Moody’s), or if unrated, judged to be of comparable quality by Fund management.

Fund management will invest in distressed securities when Fund management believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that the Fund will generally achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization.

Transamerica BlackRock Large Cap Value VP: The portfolio's sub-adviser, BlackRock Investment Management, LLC (“BlackRock”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's net assets in equity securities of large cap companies. The portfolio considers a large cap company to be one which, at the time of purchase, has a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Value Index. As of December 31, 2009, the lowest market capitalization in this group was approximately $6.084 billion.

The portfolio may invest in foreign securities that are represented by American Depositary Receipts. The portfolio may invest in convertible securities, preferred stocks, illiquid securities, and U.S. government debt securities.

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The portfolio will seek to outperform the Russell 1000® Value Index by investing in equity securities that BlackRock believes are selling at below normal valuations. The portfolio emphasizes value-oriented investments.

In selecting securities for the portfolio from its benchmark universe, BlackRock uses a proprietary multi-factor quantitative model. The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth. BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation.

A company’s stock price relative to its earnings and book value, among other factors, is also examined—if BlackRock believes that a company is overvalued, it will not be considered as an investment for any fund. After the initial screening is done, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations. “Fundamental analysis” is a method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an “index” portfolio. In seeking to outperform the benchmark, however, BlackRock reviews potential investments using certain criteria that are based on the securities in the relevant index. These criteria currently include the following:

• Relative price to earnings and price to book ratios

• Stability and quality of earnings

• Earnings momentum and growth

• Weighted median market capitalization of the portfolio

• Allocation among the economic sectors of the portfolio as compared to the applicable index

• Weighted individual stocks within the applicable index

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to the risk with respect to the depository institution holding the cash.

Transamerica BlackRock Tactical Allocation VP: BlackRock Financial Management, Inc. (“BlackRock”), the portfolio’s sub-adviser, seeks to achieve the portfolio’s objective by investing its assets in a combination of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

• Under normal circumstances, the portfolio’s investments in equity funds will vary between 40% and 90% of the portfolio’s net assets, with the remaining portion invested in fixed-income funds, which may include money market funds. Equity exposure increases with higher 10-year swap rates and lower implied volatility. Equity exposure decreases with lower swap rates and higher implied volatility.

• The portfolio’s target level of equity exposure is determined monthly by a proprietary tactical asset allocation model based on specified market factors, such as the 10-year swap rate and implied volatility. The model was provided to Transamerica Asset Management, Inc., the portfolio’s investment adviser, by an affiliated insurance company and is used by that company to develop and price insurance policies and variable annuity contracts. The model is run on the first business day of each month and produces the target equity allocation for the month.

• BlackRock may not vary or override the target level equity exposure regardless of their view of the market outlook. Based on the model’s target allocation, BlackRock selects among the underlying equity and fixed-income funds and rebalances the portfolio’s assets among the underlying portfolios to maintain the target weightings. BlackRock may choose to invest a portion of the portfolio’s assets in one or more underlying portfolios which they sub-advise.

• The equity funds may have fixed-income exposure and the fixed-income funds could likewise have equity exposure. Such exposures are not considered by the model and could impact the performance of the underlying portfolios and the portfolio.

• The portfolio may also invest directly in securities, including U.S. government securities, short-term commercial paper, cash and cash equivalents.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the

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portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

Transamerica Clarion Global Real Estate Securities VP: Under normal circumstances, the portfolio's sub-adviser, ING Clarion Real Estate Securities, LLC (“Clarion”), will invest at least 80% of the portfolio's net assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Clarion considers issuers principally engaged in the real estate industries to be companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's portfolio will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in equity securities of real estate companies which include common stocks of large-, mid- and small-sized issuers, including real estate investment trusts (“REITs”), and convertible securities.

Clarion uses a disciplined two-step process for constructing the portfolio's portfolio. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-backed securities such as pass through certificates, real estate mortgage investment conduit (“REMIC”) certificates, and collateralized mortgage obligations (“CMOs”), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

This portfolio is non-diversified.

Transamerica Convertible Securities VP: The portfolio’s sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the portfolio’s net assets in convertible securities across the credit spectrum. Convertible securities are fixed-income securities that convert into shares of common stock of their issuer.

Convertible securities perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. TIM may also invest the portfolio’s assets in other types of securities, including common stock.

TIM may invest the portfolio’s assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may, but not need, invest in derivatives. TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio’s exposure to changing security prices or other factors that affect security values.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Diversified Equity VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), invests, under normal circumstances, at least 80% of the portfolio's net assets in domestic equity securities. TIM uses an intrinsic valuation discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term, above-average rate of return. The portfolio typically limits its holdings to fewer than 60 companies.

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TIM uses a “bottom-up” approach to investing. It studies industry and economic trends, but focuses on researching individual companies. As part of TIM’s strategy, the portfolio's portfolio is constructed one company at a time. Each company passes through a rigorous research process and stands on its own merits as a viable investment in TIM’s opinion.

In projecting cash flows and determining earnings potential, TIM uses multiple factors such as:

• the quality of the management team

• the company’s ability to earn returns on capital in excess of the cost of capital

• competitive barriers to entry

• the financial condition of the company

In seeking to achieve the portfolio's goal, TIM may invest in securities issued by companies of all sizes. Generally, however, TIM will invest in the securities of companies whose market capitalization (total market value of publicly traded securities) is greater than $500 million.

Consistent with the portfolio's objectives and other policies, TIM may, but need not, invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Efficient Markets VP: The portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), seeks to achieve the portfolio’s objective by investing its assets in a combination of underlying exchange traded funds (“ETFs”) and institutional mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, it expects to allocate substantially all of its assets among the underlying portfolios to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 65% of portfolio assets in institutional mutual funds that invest primarily in equities and 35% of portfolio assets in ETFs that investment primarily in bonds. These percentages may vary. The underlying institutional mutual funds in which the portfolio may invest consist of domestic equity, international equity and value equity funds.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying portfolio based on what it considers to be prudent diversification principles. It seeks to utilize the principle of efficient markets, which assumes that market prices reflect values and information accurately and quickly, in implementing the portfolio’s strategy.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying portfolios that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

It is expected that the portfolio will hold at least four underlying ETFs and six underlying institutional mutual funds. The portfolio may invest in one or more underlying portfolios that may also invest in other funds. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolios at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

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As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio may invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Federated Market Opportunity VP: The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (“Federated”), pursues the portfolio's investment objective by investing, under normal circumstances, in domestic and foreign securities that Federated deems to be undervalued or out-of-favor, and other investments detailed in the strategy below which may include maintaining a cash position invested in traditional cash instruments. Federated can position the fund with respect to various asset classes or individual securities in a net long or a net short position.

Federated’s investment management approach may be described as contrarian in nature because the sub-adviser anticipates that it will invest in out-of-favor securities or deviate from the consensus view on markets in general, a sector, or individual securities.

The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. The portfolio generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships, or “revert to the mean.”

With regard to equity securities, Federated primarily uses the “value” style of investing and selects securities primarily utilizing a “bottom-up” approach to security analysis but also secondarily considers “top-down” analysis and sector allocation. Federated does not generally consider the composition of market indices in its selection of equity securities. Federated’s use of the “value” style of investing seeks to identify and select securities that, in Federated’s opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer’s industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company. Lastly, Federated assembles a portfolio of securities by considering sector allocations. Sectors are broad categories of companies with similar characteristics. Federated determines the sector allocation of the portfolio's portfolio primarily based upon its opinion as to which sectors are, as a whole, priced at a low market valuation when compared with other sectors, and which are currently out-of-favor. Depending on its outlook, Federated may take a short position in a particular asset class, security or other investment.

Federated uses technical analysis of the market as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

Federated may increase the portfolio's cash position if Federated is unable to find a sufficient number of attractive securities. Additionally, Federated anticipates normally keeping a portion of the portfolio's portfolio in cash in order to readily take advantage of buying opportunities, to increase current income or in an effort to preserve capital. The portfolio's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

When investing in fixed-income securities, Federated invests in asset classes within the fixed-income market that it believes offer the best relative value. When searching for asset classes within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. Such asset classes may include non-investment-grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations, as well as U.S. Treasury securities and other investment-grade securities. With regard to non-dollar denominated fixed-income securities, Federated also considers the currency appreciation potential of a given market. The fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities in order to increase or decrease its exposure to foreign interest rate and/or currency

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markets. Federated is not constrained by any duration or maturity range or credit quality when investing the fixed-income portion of the fund.

In addition to investing in equity and fixed-income securities, the portfolio may invest in the following in attempting to achieve its investment objective:

• derivative contracts or hybrid instruments;

• ETFs; and

• investments which give the fund exposure to the price of movement of gold, silver or other precious metals.

The portfolio may also purchase shares of ETFs in order to achieve exposure to a specific region, country, commodity or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in hybrid instruments or derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The portfolio may, for example, use derivative contracts to:

• obtain premiums from the sale of derivative contracts (e.g., write a put option on a security);

• realize gains from trading a derivative contract (e.g., buy a put option in anticipation of a decrease in an underlying security); or

• hedge against potential losses. For example, the portfolio may buy put options on stock indices or individual stocks (even if the stocks are not held by the portfolio) in an attempt to hedge against a decline in stock price.

There can be no assurance that the portfolio's use of derivative contracts or hybrid instruments will work as intended.

The fund may gain exposure to commodities by investing in hybrid instruments. For example, the fund may invest in hybrid instruments which are structured as interest-bearing notes whose amount paid at maturity is determined by the price of an underlying commodity or by the performance of a commodity index. Such commodities may include precious metals (e.g., gold, silver), industrial metals, (e.g., copper, nickel), agricultural and livestock commodities (e.g., wheat, pork), and energy related commodities (e.g., crude oil and natural gas). Finally, the fund may invest in derivatives contracts as part of its hedging strategies. For example, the fund may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which the fund may invest directly.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Focus VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio's objective by investing, under normal circumstances, primarily in domestic equity securities that, in TIM’s opinion, are trading at a material discount to intrinsic value. TIM assesses intrinsic value primarily through discounted cash flow analysis, though acquisition and comparable company valuation analyses may be used to a lesser extent. The portfolio will generally invest in domestic equity securities of any size. The portfolio may also invest up to 10% of its assets in short sale positions. The portfolio may invest up to 20% of its assets in convertible and non-convertible high-yield debt securities rated below investment grade.

TIM will use a “bottom-up” approach to investing. It studies industry and economic trends, but focuses on researching individual companies. The portfolio will be constructed one company at a time. Each company will pass through a research process and stand on its own merits as a viable investment in TIM’s opinion.

TIM’s equity management team seeks to identify U.S. companies showing:

• strong potential for shareholder value creation

• high barriers to competition

• solid free cash flow generating ability

• excellent capital allocation discipline

• experienced management aligned with shareholder interests

TIM seeks out dominant business franchises where the long-term, value-creating potential has not fully been recognized by the market.

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Consistent with the portfolio's objective and other policies, the portfolio may invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

In the event TIM is unable to identify sufficient investments that meet the portfolio's criteria, the portfolio may maintain a balance in cash and cash equivalents that may range up to 40% of total assets.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

This portfolio is non-diversified.

Transamerica Foxhall Emerging Markets/Pacific Rim VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting the market during recessionary trends.

• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, at least 80% of its net assets in ETFs that provide exposure to equity, fixed-income, currency or physical commodities that are economically tied to emerging markets or the Pacific Rim. A company, instrument or product is considered economically tied to emerging markets or the Pacific Rim if it meets one or more of the following criteria:

• principal securities trading in the securities market of an emerging market or a Pacific Rim country

• significant share of their total revenue from either goods or services produced or sales made in emerging markets or a Pacific Rim country

• significant portion of their assets in emerging markets or a Pacific Rim country

• organized under the laws of, or with principal offices in, an emerging market or Pacific Rim country

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

Countries that are considered emerging markets include but are not limited to the following:

Brazil  China   South Africa

Russia   India   South Korea

Countries that are considered Pacific Rim countries include but are not limited to the following:

Taiwan   Japan   Singapore

Malaysia Hong Kong New Zealand

• If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest,

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directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

The portfolio will normally be invested in at least six ETFs during a long-term market uptrend from the Foxhall Emerging Markets/Pacific Rim market segment. It will generally hold fewer in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Foxhall Global Conservative VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting markets during recessionary trends.

• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, approximately 75% of its net assets in ETFs representing debt securities of various maturities and credit quality, of companies and governments worldwide, commodities, foreign or U.S. currency and money market instruments, and approximately 25% of its net assets in ETFs representing stocks in companies all over the world. These percentages may vary.

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

• If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall has established internal guidelines for the fixed-income and equity components of its allocations. The fixed-income allocation is made up of one segment (bonds), while the equity allocation is comprised of three equity segments (developed markets, emerging markets and hard assets (such as real estate, precious metals and natural resources)).

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest, directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

It is expected that the portfolio will hold approximately twenty-two ETFs during a long-term market uptrend and fewer underlying portfolios in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

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The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Foxhall Global Growth VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting the market during recessionary trends.

• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, at least 80% of its net assets in equity ETFs representing stocks in companies all over the world, commodities or foreign or U.S. currency. The portfolio will invest approximately 60% in developed markets ETFs (e.g., United States and Western Europe); 30% in emerging markets (e.g., China and India) and Pacific Rim (e.g., Australia and Japan) ETFs; and 10% in hard assets ETFs (such as real estate, precious metals and natural resources). These percentages may vary.

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

• If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest, directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

It is expected that the portfolio will hold approximately eighteen ETFs during a long-term market uptrend and fewer underlying portfolios in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Foxhall Global Hard Asset VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting the market during recessionary trends.

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• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, at least 80% of its net assets in ETFs that track “hard assets.” Hard assets include precious metals, natural resources, real estate and commodities. Examples of these assets include, but are not limited to, oil, natural gas, wind energy, water resources, metals, currencies, food stuffs, agriculture equipment and services, and timber.

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

• If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”).

It is expected that the portfolio will hold at least six ETFs during a long-term market uptrend and fewer underlying portfolios in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Growth Opportunities VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), under normal circumstances, invests at least 65% of the portfolio's assets in equity securities. Equity securities include common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies.

A significant portion of the portfolio's assets may be invested in the equity securities of companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM uses a “bottom-up” approach to investing and builds the portfolio's portfolio one company at a time. TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

• strong potential for steady growth

• high barriers to competition

• experienced management incentivized along shareholder interests

It is the opinion of TIM that companies with smaller and medium-sized capitalization levels are less actively followed by security analysts, and, therefore, they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests primarily in equity securities, TIM may also, to a lesser extent, invest in debt securities in pursuit of its investment objective.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

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Transamerica Hanlon Balanced VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s equity allocation will generally vary between 25% and 75% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs or closed-end funds, consisting of any mixture of large, medium and small-cap styles and pursuing growth or value strategies. The portfolio’s bond allocation will generally vary between 25% and 75% of its net assets (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency, commodity, real estate and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Hanlon Growth VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s equity allocation will vary between 0% and 100% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs or closed-end funds, consisting of any mixture of large, medium and small-cap styles. Under certain market conditions, up to 100% of the portfolio could be allocated to bond ETFs or closed-end funds (which may include domestic and non-U.S. government and corporate bonds of any credit

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rating). Hanlon may also invest in currency, commodity, real estate and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Hanlon Growth and Income VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s equity allocation will generally vary between 0% and 75% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs or closed-end funds, consisting of any mixture of large, medium and small-cap styles and pursuing growth or value strategies. The portfolio’s bond allocation will generally vary between 0% and 25% of its net assets, but, under certain market conditions, up to 100% of the portfolio could be allocated to bond ETFs or closed-end funds (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency, commodity, real estate and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

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Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Hanlon Managed Income VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s bond allocation will vary between 0% and 100% of its net assets (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Index 35 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”).

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 35% of portfolio assets in ETFs that invest primarily in equities and 65% of portfolio assets in ETFs that invest primarily in bonds. These percentages may vary.

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• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time. The portfolio may also invest in institutional mutual funds.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without prior notice to investors.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Index 50 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”) and/or institutional mutual funds.

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 50% of portfolio assets in ETFs that invest primarily in equities and 50% of portfolio assets in ETFs that invest primarily in bonds. These percentages may vary.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving its investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

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Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Index 75 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”) and/or institutional mutual funds.

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 75% of portfolio assets in ETFs that invest primarily in equities and 25% of portfolio assets in ETFs that invest primarily in bonds. These percentages may vary.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable opportunity for achieving its investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment

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objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Index 100 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”).

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio will normally invest 100% of its assets, excluding cash and cash equivalents, in ETFs that invest primarily in equities. The portfolio intends to achieve a mix over time of approximately 75% of portfolio assets in ETFs that invest primarily in domestic equities and 25% of portfolio assets in ETFs that invest primarily in international equities. These percentages may vary.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time. The portfolio may also invest in institutional mutual funds.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without prior notice to investors.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica International Moderate Growth VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

• Under normal circumstances, it expects to allocate its investments in underlying portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging markets countries and in fixed-income securities of issuers in international developed markets. These percentages may vary.

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• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio’s portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio’s asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio’s asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Jennison Growth VP: The portfolio's sub-adviser, Jennison Associates LLC (“Jennison”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 65% of the portfolio's total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts, of U.S. companies with market capitalizations of at least $1 billion that Jennison considers to have above average prospects for growth. These companies are generally medium- to large-capitalization companies.

The sub-adviser uses a “bottom up” approach, researching and evaluating individual companies, to manage the portfolio's investments. Jennison looks primarily at individual company fundamentals rather than at macro-economic factors to identify individual companies with earnings growth potential that may not be recognized by the market at large.

When a sub-adviser uses a “bottom-up” approach, it looks primarily at individual companies against the context of broader market factors.

In selecting stocks for the portfolio, the sub-adviser looks for companies with the following financial characteristics:

• superior absolute and relative earnings growth

• above average revenue and earnings per share growth

• sustainable or improving profitability

• strong balance sheets

In addition, Jennison looks for companies that have actually achieved or exceeded expected earnings results and are attractively valued relative to their growth prospects. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the portfolio invests have historically been more volatile than the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”). In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 Index company tend to reinvest their earnings rather than distribute them, so the portfolio is not likely to receive significant dividend income on its investments. The sub-adviser focuses on stocks of companies that have distinct attributes such as:

• strong market position with a defensible franchise

• unique marketing competency

• strong research and development leading to superior new product flow

• capable and disciplined management

Such companies generally trade at high prices relative to their current earnings.

The portfolio may invest up to 20% of its assets in the securities of foreign issuers.

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The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica JPMorgan Core Bond VP: The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”) seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's assets in bonds, including (without limitation):

• U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities

• Medium- to high-quality corporate bonds

• Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations (“CMOs”)

• Asset-backed securities

• Commercial Mortgage Backed Securities (“CMBS”)

Generally, such bonds will have intermediate to long maturities.

To a lesser extent it may invest in:

• U.S. dollar-denominated foreign bonds

• Short-term securities, including agency discount notes, commercial paper and money market funds

The portfolio may invest in bonds and other debt securities that are rated in the lowest investment grade category. The portfolio's average weighted maturity will ordinarily range between four and 12 years, although the portfolio may shorten its average weighted maturity if deemed appropriate for temporary defensive purposes. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in the portfolio calculated so as to come most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of the portfolio's sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the portfolio's portfolio. Therefore, in the case of the portfolio, which may hold mortgage-backed securities, its average weighted maturity is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the portfolio given certain prepayment assumptions.

JPMorgan analyzes four major factors in managing and constructing the portfolio's portfolio: duration, market sector, maturity concentrations and individual securities. JPMorgan looks for market sectors and individual securities that it believes will perform well over time. JPMorgan is value oriented and selects individuals securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the portfolio can invest. The portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The portfolio may use derivatives as a substitute for various investments, to alter the investments characteristics of the portfolio, for risk management and/or to increase income or gain to the portfolio.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market economic, or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica JPMorgan Enhanced Index VP: The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of large- and medium-capitalization U.S. companies. The portfolio may invest in foreign companies included in the S&P 500 Index. Industry by industry, the portfolio’s weightings are generally similar to those of the S&P 500 Index. The portfolio normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500 Index.

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Within each industry, the portfolio’s sub-adviser may modestly overweight stocks that it views as undervalued or fairly valued while modestly underweighting or not holding stocks that it views as overvalued. The sub-adviser employs a three-step process in valuing stocks:

• Research — The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company’s real growth potential.

• Valuation — The research findings allow the sub-adviser to rank the companies in each industry group according to their relative value. The greater a company’s estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team’s findings.

• Stock Selection — The portfolio’s sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:

• High potential reward compared to potential risk

• Temporary mispricings caused by market overreactions

The portfolio normally invests primarily in common stocks. During ordinary market conditions, the portfolio’s sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments including:

• U.S. government securities

• Bankers’ acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank

• Commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations

• Repurchase agreements

• Short-term bonds and notes with remaining maturities of 13 months or less

The portfolio may, but not need, invest in derivatives.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica JPMorgan Mid Cap Value VP: The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of net assets in common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued.

The portfolio will normally only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.

JPMorgan may use derivatives to hedge various market risks or to increase the portfolio's income. The portfolio may also invest in master limited partnerships, although their use will not be a principal investment strategy. The portfolio may invest up to 15% of its net assets in real estate investment trusts (“REITs”).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica MFS International Equity VP: The portfolio's sub-adviser, MFS® Investment Management (“MFS”), seeks to achieve the portfolio's objective (capital growth) by investing, under normal circumstances, at least 80% of the portfolio's net

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assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries.

The portfolio normally invests primarily in equity securities of foreign companies, including emerging market equity securities. The portfolio may invest a relatively large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the portfolio, the sub-adviser is not constrained to any particular investment style. MFS may invest the portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. MFS may invest the portfolio's assets in companies of any size.

MFS may use derivatives for any investment purpose, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the portfolio, or as alternatives to direct investments.

MFS uses a “bottom-up” investment approach to buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate these and other factors may also be considered.

The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

MFS may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Money Market VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio's objective by investing the portfolio's assets in the following high quality, short-term U.S. dollar-denominated money market instruments:

• short-term corporate obligations, including commercial paper, notes and bonds

• obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

• obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

• repurchase agreements involving any of the securities mentioned above

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. Each security, at the time of purchase by the portfolio, has been determined by the sub-adviser to present minimal credit risk.

As a money market portfolio, the portfolio tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification and maturity of its investments. The portfolio invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The portfolio maintains a dollar-weighted average portfolio maturity of 60 days or less. If, after purchase, the credit rating on a security held by the portfolio is downgraded or the credit quality deteriorates, or if the maturity on a security is extended, the portfolio's sub-adviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

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Transamerica Morgan Stanley Active International Allocation VP: The portfolio’s sub-adviser is Morgan Stanley Investment Management Inc. (“MSIM”). Under normal circumstances, the portfolio invests primarily, in accordance with country and sector weightings determined by its sub-adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

MSIM utilizes a “top-down” approach that emphasizes country and sector selection and weighting rather than individual stock selection. MSIM seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) dynamics/fundamental change; and (iii) market momentum/technicals.

When a sub-adviser uses a “top-down” approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.

MSIM analyzes both the global economic environment and the economies of countries throughout the world, focusing mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia & Far East Index (the “MSCI EAFE Index”). These countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.

MSIM views each country and sector as a unique investment opportunity and evaluates factors such as valuation, growth, inflation, interest rates, corporate earnings growth, liquidity and risk characteristics, investor sentiment and economic and currency outlook. MSIM — on an ongoing basis — establishes the proportion or weighting for each country and sector (e.g., overweight, underweight or neutral) relative to the MSCI EAFE Index for investment by the portfolio. The sub-adviser invests the portfolio’s assets among the countries and/or sectors based on their assigned weighting. Within each country and/or sector, MSIM will invest in “baskets” of common stocks and other equity securities in an effort to match the performance of that country and/or sector. The portfolio may invest in emerging markets or developing countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging markets or developing countries. MSIM generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The portfolio may invest up to 10% of its net assets in foreign real estate companies, which are similar to entities organized and operated as real estate investment trusts (“REITs”) in the United States. Investing in foreign real estate companies makes the portfolio susceptible to the risks associated with the ownership of real estate and with the real estate industry in general, as well as risks that relate specifically to the way foreign real estate companies are organized and operated. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, foreign real estate companies, like U.S. REITs and mutual funds, have expenses, including management and administration fees that are paid by their shareholders. As a result, shareholders will absorb their proportional share of duplicate levels of fees when the portfolio invests in foreign real estate companies.

MSIM may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Morgan Stanley Mid-Cap Growth VP: Under normal circumstances, the portfolio will invest at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap® Growth Index. The portfolio's sub-adviser is Van Kampen Asset Management (“VKAM”). VKAM seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. VKAM typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. VKAM generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small-and large-sized companies, as well as preferred stocks, convertible securities, rights and warrants, and debt securities.

VKAM also may utilize derivative instruments, including options on securities, futures contracts and options thereon and various currency transactions in several different ways, depending upon the status of the portfolio's investment portfolio and

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VKAM’s expectations concerning the securities market. Derivative instruments used by the portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

VKAM may invest up to 25% of the portfolio's assets in securities of foreign companies, including emerging market securities, primarily through ownership of depositary receipts. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may also invest up to 10% of its assets in real estate investment trusts (“REITs”).

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested in the instruments described above except that at least a small portion of portfolio assets generally will be held as cash, repurchase agreements, or cash equivalents to honor redemption requests and for other short-term needs.

To the extent that portfolio assets are invested in cash equivalents, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to “equitize” the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Multi Managed Large Cap Core VP: The portfolio’s sub-adviser is Morgan Stanley Investment Management Inc. (“MSIM”). Under normal circumstances, at least 80% of the portfolio’s assets will be invested in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that MSIM believes have strong free cash flow and earnings growth potential or are undervalued. MSIM emphasizes individual security selection.

MSIM may invest up to 10% of the portfolio’s assets in securities of issuers economically tied to emerging markets countries. An issuer generally will be deemed to be economically tied to a country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. Derivative instruments used by the portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The portfolio may invest up to 10% of its total assets in real estate investment trusts (“REITs”).

The portfolio may invest up to 25% of its total assets in securities of foreign issuers, including emerging markets securities, primarily through ownership of depositary receipts.

The portfolio spans both growth and value styles of investing, and is managed by two separate groups at MSIM, a growth team and a value team. Both inflows and outflows will be allocated equally between the two investment styles. In addition, MSIM will rebalance monthly to maintain an equal allocation between the two investment styles. These allocations are non-discretionary.

Growth — The growth team seeks capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets.

The manager seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The manager typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

Value — The value team emphasizes a value style of investing seeking well-established, undervalued companies believed by MSIM to possess the potential for capital growth and income. Portfolio securities are typically sold when MSIM’s assessments of the capital growth and income potential of such securities materially change.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment

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objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica PIMCO Total Return VP: The portfolio's sub-adviser, Pacific Investment Management Company LLC (“PIMCO”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 65% of the portfolio's net assets in fixed-income securities of varying maturities.

The average duration of this portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Index, which as of December 31, 2009, was 4.57 years.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, Fitch, or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of the portfolio's total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging markets countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets. The portfolio may also invest up to 10% of its total assets in preferred stocks.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage-or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica ProFund UltraBear VP: The portfolio invests in derivatives that ProFund Advisors LLC (“ProFund Advisors”), the portfolio’s sub-adviser, believes should have similar daily return characteristics as twice (200%) the inverse (opposite) of the daily return of the Standard & Poor’s 500 Composite Stock Index (the “S&P 500 Index”). The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 500 U.S. operating companies and REITs selected by the S&P U.S. Index Committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis. As of September 30, 2009, the S&P 500 Index included companies with capitalizations between $1.1 billion and $329.7 billion. The average capitalization of the companies comprising the S&P 500 Index was approximately $19.6 billion. The S&P 500 Index is published under the Bloomberg ticket symbol “SPX.” Assets of the portfolio not invested in derivatives will typically be held in money market instruments.

Derivatives - The portfolio invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The portfolio invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the S&P 500 Index. Derivatives include:

• Futures Contracts - Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

• Swap Agreements - Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Money Market Instruments - The portfolio invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the portfolio should hold to approximate the performance of its benchmark. The

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portfolio may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the portfolio in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the portfolio. The portfolio seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the portfolio will seek to position its portfolio so that its exposure to its benchmark is consistent with the portfolio’s investment objective. The impact of the S&P 500 Index’s movements during the day will affect whether the portfolio’s portfolio needs to be re-positioned. For example, if the S&P 500 Index has risen on a given day, net assets of the portfolio should fall, meaning that the portfolio’s exposure will need to be decreased. Conversely, if the S&P 500 Index has fallen on a given day, net assets of the portfolio should rise, meaning the portfolio’s exposure will need to be increased.

The portfolio will concentrate its investment in a particular industry or group of industries to approximately the same extent as the S&P 500 Index is so concentrated.

The portfolio is non-diversified.

Transamerica Small/Mid Cap Value VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's net assets in small- and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion at the time of purchase.

The portfolio generally will invest in small and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM’s security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation, and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company’s products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

The portfolio may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica T. Rowe Price Small Cap VP: The portfolio’s sub-adviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of its net assets in small-cap growth companies.

Small-cap companies are currently defined by the sub-adviser as companies whose market capitalization falls within the range of companies in the Morgan Stanley Capital International U.S. Small Cap Growth Index (“MSCI U.S. Small Cap Growth Index”), which was approximately $42.28 million to $5.52 billion as of December 31, 2009, but the limits will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio’s initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range.

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not, under normal circumstances, constitute more than 50% of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

When a sub-adviser uses a “bottom-up” approach, it looks primarily at individual companies against the context of broader market factors.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a “bottom-up” manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/ earnings or price/book value

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ratios, for example) and projected earnings and sales growth, valuation, capital usage, and earnings quality. T. Rowe Price also considers portfolio risk characteristics in the process of portfolio construction.

While the portfolio normally invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets) or exchange traded funds in pursuit of its investment objective. The portfolio may, but not need, invest in derivatives, including stock index futures and options.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Third Avenue Value VP: The portfolio's sub-adviser, Third Avenue Management LLC (“Third Avenue”), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio's assets in common stocks of U.S. and non-U.S. issuers.

Third Avenue employs an opportunistic, “bottom-up” research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value.

The portfolio invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the portfolio's investment strategies and restrictions.

Third Avenue seeks to invest the portfolio's assets in attractive equity investments, which generally exhibit four essential characteristics:

• Strong Finances — the issuing company has a strong financial position, as evidenced by high-quality assets and a relative absence of significant liabilities.

• Competent Management — the company’s management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

• Understandable Business — comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

• Discount to Private Market Value — the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in high-yield/high-risk fixed-income securities and other types of debt securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

The portfolio is a non-diversified portfolio.

Transamerica U.S. Government Securities VP: The portfolio’s sub-adviser, Transamerica Investment Management, LLC (“TIM”), invests, under normal circumstances, at least 80% of the portfolio’s assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. These securities include:

• U.S. Treasury obligations

• Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities. Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise.

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• Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

• Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

• Investment grade corporate bonds

• Short-term corporate debt securities

• Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

• High yield debt securities (up to 20% of the portfolio’s total assets) so long as they are consistent with the portfolio’s objective (The weighted average maturity of such obligations will generally range from two to ten years.)

• High quality money-market securities

• Debt securities (up to 20% of the portfolio’s total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

• U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio’s total assets)

• Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the creditworthiness of issuers and the rates of interest offered by various issuers.

The portfolio’s sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio’s interest rate exposure, as well as to hedge the portfolio’s investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica WMC Diversified Growth VP: The portfolio invests, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria.

The portfolio’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. Fundamental analysis involves the assessment of a company’s business environment, market share, management, global expansion plans, balance sheet, income statement, anticipated earnings, revenues, and other related measures of value.

Wellington Management continually monitors every company in the portfolio’s portfolio for fundamental attractiveness. The portfolio typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment

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objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica WMC Diversified Growth II VP: The portfolio invests, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria.

The portfolio’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. Fundamental analysis involves the assessment of a company’s business environment, market share, management, global expansion plans, balance sheet, income statement, anticipated earnings, revenues, and other related measures of value.

Wellington Management continually monitors every company in the portfolio’s portfolio for fundamental attractiveness. The portfolio typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

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More On The Risks Of Investing In The Portfolios

Principal Investment Risks: The following provides additional information regarding the risks of investing in the portfolios as described at the front of the prospectus.

Active Investor: A significant portion of assets invested in the portfolio come from professional money managers and investors who use the portfolio as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the portfolio may have a negative impact on the portfolio’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the portfolio’s expense ratio may vary from current estimates or the historical ratio disclosed in this prospectus.

Active Trading: Certain portfolios are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

Asset Allocation: The sub-adviser allocates a portfolio's assets among various underlying portfolios. These allocations may be unsuccessful in maximizing a portfolio's return and/or avoiding investment losses.

Bank Obligations: If a portfolio concentrates in U.S. bank obligations, a portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks’ profitability.

Cash Management and Defensive Investing: Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

Commodities: Because a portfolio may invest in instruments whose performance is linked to the price of an underlying commodity or commodity index, a portfolio may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

Concentration: A portfolio will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the portfolio. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the portfolio will be more susceptible to the risks associated with that industry than a portfolio that does not concentrate its investments.

Convertible Securities: Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

Correlation and Compounding: A number of factors may affect the portfolio’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the portfolio will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the portfolio from achieving its investment objective. The risk of the portfolio not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the portfolio has a single day investment objective, the portfolio’s performance for periods greater than one day is likely to be either greater than or less than the inverse of the index performance times the stated multiple in the portfolio objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases.

Counterparty: The portfolio will be subject to the credit risk(that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the portfolio or held by special purpose or

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structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the portfolio may decline.

Country, Sector or Industry Focus: To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if a portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

Credit: If an obligor for a security held by the portfolio or a counterparty to a financial contract with the portfolio fails to pay, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the portfolio could decline. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the portfolio invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. The portfolio is subject to greater levels of credit risk to the extent it invests in junk bonds. These securities have a higher risk of issuer default and are considered speculative. The portfolio may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

Currency: When a portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, a portfolio's investments in foreign currency denominated securities may reduce the returns of a portfolio.

Currency Hedging: A portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another may remove a portfolio's opportunity to profit from the original currency and involves a risk of increased losses for a portfolio if the sub-adviser’s projection of future exchange rates is inaccurate.

Defensive Investing: Short-term debt securities held by a portfolio for defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If a portfolio holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. In that case, the portfolio would not earn income on the cash and the portfolio's yield would go down. If a significant amount of the portfolio's assets are used for defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

Derivatives: The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. A portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of a portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on a portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by a portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of a portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. A portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. A portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

Early Close/Late Close/Trading Halt: An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the portfolio being unable to buy or sell certain securities or derivatives. In such circumstances, the portfolio may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Emerging Markets: Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks. In addition, the risks associated with investing in emerging markets are often greater than investing in developed

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foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

Equity and Market: The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the portfolio to decrease.

Equity Securities: Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Exchange Traded Funds (“ETFs”): ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. ETFs typically seek to track an index, a commodity or a basket of assets like an index fund, but trade like a stock on an exchange. An investment in an ETF generally presents the same primary risks as an investment in a conventional portfolio (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) an active trading market for an ETF’s share may not develop or be maintained; or (iii) trading of an ETF’s share may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Fixed-Income Securities: The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

• market risk: fluctuations in market value

• interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

• prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing a portfolio to reinvest in lower yielding securities

• extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

• default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. A portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If a portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, a portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by a portfolio, or if an issuer of such a security has difficulty meeting its obligations, a portfolio may become the holder of a restructured security or of underlying assets. In that case, a portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Focused Investing: To the extent a portfolio invests in a limited number of issuers, its performance may be more volatile than portfolios that hold a greater variety of securities.

Foreign Securities: Investments in foreign securities, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

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• different accounting and reporting practices

• less information available to the public

• less (or different) regulation of securities markets

• more complex business negotiations

• less liquidity

• more fluctuations in prices

• delays in settling foreign securities transactions

• higher costs for holding shares (custodial fees)

• higher transaction costs

• vulnerability to seizure and taxes

• political or financial instability and small markets

• different market trading days

Geographic: Because a portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, a portfolio's performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically-diversified funds.

Growth Stocks: Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

Hard Assets: A portfolio is subject to risks associated with investing indirectly in hard assets, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. A portfolio's indirect investments in hard assets may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies.

High-Yield Debt Securities: High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

Hybrid Instruments: Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, commodities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose a portfolio to leverage risks or carry liquidity risks.

Increase in Expenses: Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

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Interest Rate: Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security tends to fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Inflation protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Interest Rate (Transamerica Money Market VP): The interest rates on short-term obligations held in a fund’s portfolio will vary, rising or falling with short-term interest rates generally. A portfolio's yield will tend to lag behind general changes in interest rates.

The ability of a portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

Inverse Correlation: Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

Investing Aggressively: The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

• Rights, options and futures contracts may not be exercised and may expire worthless.

• Warrants and rights may be less liquid than stocks.

• Use of futures and other derivatives may make a portfolio more volatile.

Investment Companies: To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds (“ETFs”), it bears its pro rata share of these investment companies’ expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

Leveraging: When a portfolio engages in transactions that have a leveraging effect on it, the value of the portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of a portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than a portfolio would otherwise have. A portfolio may take on leveraging risk by, among other things, engaging in derivative, when-issued, delayed-delivery, forward commitment or forward roll transactions or reverse repurchase agreements. Engaging in such transactions may cause a portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Liquidity: Liquidity risk exists when particular investments are difficult to sell. Although most of a portfolio's securities must be liquid at the time of investment, securities may become illiquid after purchase by a portfolio, particularly during periods of market turmoil. When a portfolio holds illiquid investments, a portfolio may be harder to value, especially in changing markets, and if a portfolio is forced to sell these investments to meet redemptions or for other cash needs, a portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain securities, a portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

Loans: A portfolio may invest in certain commercial loans, including loans generally known as “syndicated bank loans,” by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet a portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution’s interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect a portfolio.

Market: The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due

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to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The fund may experience a substantial or complete loss on any individual security.

Medium-Sized Companies: Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Mid Cap Securities: The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Money Market Funds: An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.

Mortgage-Related Securities: Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.

Non-Diversification: Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because a portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

Portfolio Selection: The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, quality, relative yield, value or market trends affecting a particular security, industry or sector, or about interest rates, is incorrect.

Portfolio Turnover: A portfolio may engage in a significant number of short-term transactions, which may adversely affect a portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for a portfolio. A portfolio ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income when distributed to shareholders.

Preferred Stock: Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company’s common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.

Prepayment or Call: Borrowers may pay back principal before the scheduled due date. Borrowers may find it advantageous to prepay principal due to a decline in interest rates or an excess in cash flow. Such prepayments may require the portfolio to replace a corporate loan, corporate debt security or other investment with a lower yielding security. This may adversely affect the portfolio's net asset value.

Real Estate Investment Trusts (“REITS”): Equity REITs can be affected by any changes in the value of the properties owned. A REIT’s performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

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Real Estate Securities: Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks may include, without limitation:

• declining real estate value

• risks relating to general and local economic conditions

• over-building

• increased competition for assets in local and regional markets

• increases in property taxes

• increases in operating expenses or interest rates

• change in neighborhood value or the appeal of properties to tenants

• insufficient levels of occupancy

• inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

Redemption (Transamerica Money Market VP): The portfolio may experience periods of heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the portfolio could have an adverse impact on the remaining shareholders in the portfolio. In addition, the portfolio may suspend redemptions when permitted by applicable regulations.

Repurchase Agreements: Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. If the other party to a repurchase agreement defaults on its obligation, a portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, a portfolio could lose money.

Rule 144A Securities: “Rule 144A” securities are securities that are not registered for sale to the public and thus are considered “restricted.” They may only be resold to certain qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by a portfolio could adversely affect the marketability of such security and a portfolio might be unable to dispose of such security promptly or at reasonable prices.

Short Sales: A short sale may be effected by selling a security that a portfolio does not own. In order to deliver the security to the purchaser, a portfolio borrows the security, typically from a broker-dealer or an institutional investor. A portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, a portfolio would incur a loss; conversely, if the price declines, a portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. A portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if a portfolio held only long positions. A portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected “against the box” if, at all times when the short position is open, a portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that a portfolio were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, a portfolio would forego the potential realization of the increased value of the shares sold short.

Smaller Companies: Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Small- or Medium-Sized Companies: Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies,

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generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Sovereign Debt: Sovereign debt instruments, which are debt obligations issued or guaranteed by a foreign governmental entity, are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on debt that it has issued or guaranteed, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, relationships with other lenders such as commercial banks, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or it may ask for forgiveness of interest or principal on its existing debt. On the other hand, a governmental entity may be unwilling to renegotiate the terms of its sovereign debt. There may be no established legal process for a U.S. bondholder (such as the fund) to enforce its rights against a governmental entity that does not fulfill its obligations, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Stocks: Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks a fund holds fluctuate in price, the value of your investment in a portfolio will go up and down.

Tactical Asset Allocation: The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using asset management styles, including those based on fundamental analysis or strategic asset allocation. The sub-adviser’s evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that under perform other securities.

The management process might also result in the portfolio having exposure to asset classes, countries or regions, or industries or groups of industries that underperform other management styles. In addition, the portfolio’s risk profile with respect to particular asset classes, countries and regions, and industries may change at any time based on the sub-adviser’s allocation decisions.

Tax: In order to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code, the portfolio must meet certain requirements regarding, among other things, the source of its income. Any income the portfolio derives from investments in certain hard asset ETFs, such as commodity ETFs, must be limited to a maximum of 10% of the fund’s gross income. If the portfolio fails to qualify as a RIC, the portfolio will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the portfolio's earnings and profits. If the portfolio were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the portfolio would be subject to the risks of diminished returns.

Underlying Funds or Portfolios: Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Funds” section of the fund’s prospectus identifies certain risks of each underlying portfolio.

U.S. Government Agency Obligations: Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.

Valuation: Many factors may influence the price at which the portfolio could sell any particular portfolio investment. The sales price may well differ--higher or lower--from the portfolio's last valuation, and such differences could be significant, particularly for illiquid securities, securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the portfolio may value these investments using

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more subjective methods, such as fair value methodologies. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the portfolio had not fair-valued the security or had used a different valuation methodology.

Value Investing: The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. A portfolio may underperform other equity funds that use different investing styles. A portfolio may also underperform other equity funds using the value style.

Warrants and Rights: Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

Yield (Transamerica Money Market VP): The amount of income paid to you by the portfolio will go up or down depending on day-to-day variations in short-term interest rates. When interest rates are very low, the portfolio's expenses could absorb all or a significant portion of the portfolio's income. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the portfolio's yield.

Zero Coupon Bonds – Zero coupon bonds pay no interest during the life of the obligation but trade at prices below their stated maturity value. Although these securities lock in a rate of return to maturity, they may be subject to greater fluctuations in market value than securities that pay interest periodically.

Please note that there are other factors that could adversely affect your investment in a portfolio and that could prevent the portfolio from achieving its investment objective. More information about risks appears in the Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

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SHAREHOLDER INFORMATION

Investment Adviser

Transamerica Series Trust's Board of Trustees is responsible for overseeing the management and business affairs of Transamerica Series Trust (“TST”). It oversees the operation of TST by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of TST is contained in the Statement of Additional Information (“SAI”).

Transamerica Asset Management, Inc. (“TAM”), located at 570 Carillon Parkway, St. Petersburg, FL 33716, serves as investment adviser for TST. The investment adviser hires investment sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each portfolio's sub-adviser. The investment adviser also monitors the sub-advisers’ buying and selling of portfolio securities and administration of the portfolios. For these services, TAM is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

AEGON USA Investment Management, LLC and Transamerica Investment Management, LLC are affiliates of TAM and TST.

Information contained in this prospectus may apply to portfolios of TST not offered in your policy or contract.

The portfolios may rely on an Order from the SEC (Release IC- 23379 dated August 5, 1998) that permits Transamerica Series Trust and its investment adviser, TAM, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on subadvisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

Advisory Fees

TAM receives compensation from each portfolio, calculated daily and paid monthly, based on an annual percentage of each portfolio's average daily net assets.

Advisory Fees Paid in 2009

For the fiscal year ended December 31, 2009, each portfolio paid the following advisory fee as a percentage of the portfolio's average daily net assets:

Name of Portfolio	Percentage
Transamerica AEGON High Yield Bond VP1	0.71%
Transamerica Asset Allocation – Conservative VP	0.10%
Transamerica Asset Allocation – Growth VP	0.10%
Transamerica Asset Allocation – Moderate VP	0.10%
Transamerica Asset Allocation – Moderate Growth VP	0.10%
Transamerica Balanced VP2	0.80%
Transamerica BlackRock Global Allocation VP3	0.00%
Transamerica BlackRock Large Cap Value VP4	0.78%
Transamerica BlackRock Tactical Allocation VP	0.10%
Transamerica Clarion Global Real Estate Securities VP	0.79%
Transamerica Convertible Securities VP	0.75%
Transamerica Diversified Equity VP5	0.75%
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Name of Portfolio	Percentage
Transamerica Efficient Markets VP	0.42%
Transamerica Federated Market Opportunity VP	0.75%
Transamerica Focus VP	0.80%
Transamerica Foxhall Emerging Markets/Pacific Rim VP	0.90%
Transamerica Foxhall Global Conservative VP	0.90%
Transamerica Foxhall Global Growth VP	0.90%
Transamerica Foxhall Global Hard Asset VP	0.90%
Transamerica Growth Opportunities VP	0.80%
Transamerica Hanlon Balanced VP	0.90%
Transamerica Hanlon Growth VP	0.90%
Transamerica Hanlon Growth and Income VP	0.90%
Transamerica Hanlon Managed Income VP	0.90%
Transamerica Index 35 VP	0.32%
Transamerica Index 50 VP	0.31%
Transamerica Index 75 VP	0.30%
Transamerica Index 100 VP	0.32%
Transamerica International Moderate Growth VP	0.10%
Transamerica Jennison Growth VP6	0.79%
Transamerica JPMorgan Core Bond VP	0.45%
Transamerica JPMorgan Enhanced Index VP	0.74%
Transamerica JPMorgan Mid Cap Value VP	0.83%
Transamerica MFS International Equity VP7	0.91%
Transamerica Money Market VP	0.35%
Transamerica Morgan Stanley Active International Allocation VP	0.85%
Transamerica Morgan Stanley Mid-Cap Growth VP	0.80%
Transamerica Multi Managed Large Cap Core VP	0.75%
Transamerica PIMCO Total Return VP	0.63%
Transamerica ProFund UltraBear VP	0.85%
Transamerica Small/Mid Cap Value VP	0.80%
Transamerica T. Rowe Price Small Cap VP	0.75%
Transamerica Third Avenue Value VP	0.80%
Transamerica U.S. Government Securities VP	0.55%
Transamerica WMC Diversified Growth VP	0.72%
Transamerica WMC Diversified Growth II VP	0.30%

1 Effective November 20, 2009, the advisory fee for the portfolio is 0.64% of the first $750 million of average daily net assets; and 0.60% of average daily net assets in excess of $750 million. Prior to November 20, 2009, the advisory fee for the portfolio was 0.715% of the first $250 million of average daily net assets; 0.71% of average daily net assets over $250 million up to $750 million; 0.68% of average daily net assets over $750 million up to $1 billion; and 0.67% of average daily net assets in excess of $1 billion.

2 Effective April 30, 2010, the advisory fee for the portfolio is 0.75% of the first $500 million of average daily net assets; 0.65% of average daily net assets over $500 million up to $1 billion; and 0.60% of average daily net assets in excess of $1 billion. Prior to that time, the advisory fee for the portfolio was 0.80% of the first $250 million of average daily net assets; 0.75% of average daily net assets over $250 million up to $500 million; 0.70% of average daily net assets over $500 million up to $1.5 billion; and 0.625% of average daily net assets in excess of $1.5 billion.

3 TAM currently waives its investment advisory fee.

4 Effective November 20, 2009, the advisory fee for the portfolio is 0.80% of the first $250 million of average daily net assets; 0.775% of average daily net assets over $250 million up to $750 million; 0.75% of average daily net assets over $750 million up to $1 billion; 0.65% of average daily net assets over $1 billion up to $2 billion; and 0.625% of average daily net assets in excess of $2 billion. Prior to November 20, 2009, the advisory fee for the portfolio was 0.80% of the first $250 million of average daily net assets; 0.775% of average daily net assets over $250 million up to $750 million; and 0.75% of average daily net assets in excess of $750 million.

5 Effective April 30, 2010, the advisory fee for the portfolio is 0.73% of the first $500 million of average daily net assets; 0.70% of average daily net assets over $500 million up to $2.5 billion; and 0.65% of average daily net assets in excess of $2.5 billion. Prior to that time, the advisory fee for the portfolio was 0.75% of the first $500 million of average daily net assets; 0.725% of average daily net assets over $500 million up to $1.5 billion; and 0.70% of average daily net assets in excess of $1.5 billion.

6 Effective April 30, 2010, the advisory fee for the portfolio is 0.80% of the first $250 million of average daily net assets; 0.75% of average daily net assets over $250 million up to $500 million; 0.70% of average daily net assets over $500 million up to $1 billion; and 0.60% of average daily net assets in excess of $1 billion. Prior to that time, the advisory fee for the portfolio was 0.80% of the first $250 million of average daily net assets; 0.775% of average daily net assets over $250 million up to $500 million; 0.70% of average daily net assets over $500 million up to $1 billion; 0.675% of average daily net assets over $1 billion up to $1.5 billion; and 0.65% of average daily net assets in excess of $1.5 billion.

7 Effective August 1, 2009, the advisory fee for the portfolio is 0.90% of the first $250 million of average daily net assets; 0.875% of average daily net assets over $250 million up to $500 million; 0.85% of average daily net assets over $500 million up to $1 billion; and 0.80% of average daily net assets in excess of $1 billion. Prior to August 1, 2009, the advisory fee for the portfolio was 0.925% of the first $250 million of average daily net assets; 0.90% of average daily net assets over $250 million up to $500 million; 0.85% of average daily net assets over $500 million up to $1 billion; and 0.80% of average daily net assets in excess of $1 billion.

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A discussion regarding the Board of Trustees’ approval of the advisory arrangements for Transamerica AEGON High Yield Bond VP, Transamerica Focus VP, Transamerica Foxhall Emerging Markets/Pacific Rim VP, Transamerica Foxhall Global Conservative VP, Transamerica Foxhall Global Growth VP, Transamerica Foxhall Global Hard Asset VP, Transamerica Index 35 VP, and Transamerica Index 100 VP is available in each portfolio's annual report for the fiscal year ended December 31, 2009. A discussion regarding the Board of Trustees’ approval for each of the other portfolios, except Transamerica Diversified Equity VP, Transamerica Efficient Markets VP, Transamerica WMC Diversified Growth VP and Transamerica WMC Diversified Growth II VP, is available in each portfolio’s semi-annual report for the fiscal period ended June 30, 2009. A discussion regarding the Board of Trustees’ approval for those portfolios will be available in each portfolio’s semi-annual report for the fiscal period ending June 30, 2010.

Portfolio Construction Manager

Morningstar Associates, LLC (“Morningstar”), 22 West Washington Street, Chicago, IL 60602, is the portfolio construction manager for the portfolios listed below.

Transamerica Asset Allocation – Conservative VP

Transamerica Asset Allocation – Growth VP

Transamerica Asset Allocation – Moderate Growth VP

Transamerica Asset Allocation – Moderate VP

Transamerica International Moderate Growth VP

Pursuant to an Asset Allocation Management Agreement between TAM and Morningstar, the portfolio construction manager will make the portfolios’ investment decisions, determine what portion of each asset allocation portfolio should be in the underlying portfolios and what portion, if any, should be held in U.S. Government securities, short-term commercial paper or other assets such as cash.

Portfolio Construction Manager Compensation

For the fiscal year ended December 31, 2009, the portfolio construction manager received the following fees as a percentage of a portfolio’s average daily net assets:

Transamerica Asset Allocation – Conservative VP 0.10%

Transamerica Asset Allocation – Growth VP 0.10%

Transamerica Asset Allocation – Moderate Growth VP 0.10%

Transamerica Asset Allocation – Moderate VP 0.10%

Transamerica International Moderate Growth VP 0.10%

Portfolio Construction Team

Each of the above listed portfolios are managed by a portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. The SAI provides additional information about the portfolio construction team’s compensation, other accounts managed by the portfolio construction team, and the portfolio construction team’s ownership in each portfolio.

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jon Hale, CFA/2006	Co-Portfolio Manager	Morningstar	Senior Consultant
Maciej Kowara, CFA/2006	Co-Portfolio Manager	Morningstar	Research & Development Consultant
Jeff McConnell, CFA/2006	Co-Portfolio Manager	Morningstar	Senior Consultant
Michael Stout, CFA/2006	Co-Portfolio Manager	Morningstar	Senior Consultant
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Sub-Advisers

The name and address of the sub-advisers are listed below. Pursuant to Investment Sub-advisory Agreements between TAM and each sub-adviser on behalf of the respective portfolios, each sub-adviser shall make investment decisions, buy and sell securities for the portfolios, conduct research that leads to these purchase and sale decisions, and pay broker-dealers a commission for these trades (which can include payments for research and brokerage services).

The sub-advisers listed below receive compensation, calculated daily and paid monthly, from TAM. For the fiscal year ended December 31, 2009, the sub-advisers received the following sub-advisory fees as a percentage of a portfolio's average daily net assets:

Portfolio	Sub-Advisory Fee	Name and Address of Sub-Adviser
Transamerica AEGON High Yield Bond VP1 Transamerica Efficient Markets VP Transamerica Index 35 VP Transamerica Index 50 VP Transamerica Index 75 VP Transamerica Index 100 VP	0.25% 0.12% 0.12% 0.11% 0.10% 0.12%	AEGON USA Investment Management, LLC (“AUIM”) 4333 Edgewood Road NE Cedar Rapids, IA 52499
Transamerica BlackRock Tactical Allocation VP	0.10%	BlackRock Financial Management, Inc. (“BlackRock”) 55 East 52nd Street New York, NY 10055
Transamerica BlackRock Large Cap Value VP2	0.32%	BlackRock Investment Management, LLC (“BlackRock”) 800 Scudders Mill Road Plainsboro, NJ 08536
Transamerica Clarion Global Real Estate Securities VP	0.39%	ING Clarion Real Estate Securities, LLC (“Clarion”) 201 King of Prussia Road Suite 600 Radnor, PA 19087
Transamerica Federated Market Opportunity VP	0.28%	Federated Equity Management Company of Pennsylvania (“Federated”) 1001 Liberty Avenue Pittsburgh, PA 15222
Transamerica Foxhall Emerging Markets/Pacific Rim VP Transamerica Foxhall Global Conservative VP Transamerica Foxhall Global Growth VP Transamerica Foxhall Global Hard Asset VP	0.45% 0.45% 0.45% 0.45%	Foxhall Capital Management, Inc. (“Foxhall”) 35 Old Tavern Road 2nd Floor Orange, CT 06477
Transamerica Hanlon Balanced VP Transamerica Hanlon Growth VP Transamerica Hanlon Growth and Income VP Transamerica Hanlon Managed Income VP	0.45% 0.45% 0.45% 0.45%	Hanlon Investment Management, Inc. (“Hanlon”) 3393 Bargaintown Road, Suite 200 Egg Harbor Township, NJ 08234
Transamerica Jennison Growth VP	0.35%	Jennison Associates LLC (“Jennison”) 466 Lexington Avenue New York, NY 10017
Transamerica JPMorgan Core Bond VP Transamerica JPMorgan Enhanced Index VP Transamerica JPMorgan Mid Cap Value VP	0.20% 0.30% 0.40%	J.P. Morgan Investment Management Inc. (“JPMorgan”) 245 Park Avenue New York, NY 10167
Transamerica MFS International Equity VP3	0.45%	MFS® Investment Management (“MFS”) 500 Boylston Street Boston, MA 02116
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Portfolio	Sub-Advisory Fee	Name and Address of Sub-Adviser
Transamerica Morgan Stanley Active International Allocation VP Transamerica Multi Managed Large Cap Core VP	0.45% 0.30%	Morgan Stanley Investment Management Inc. (“MSIM”) 522 Fifth Avenue New York, NY 10036
Transamerica Morgan Stanley Mid-Cap Growth VP	0.40%	Van Kampen Asset Management (“VKAM”) 522 Fifth Avenue New York, NY 10036
Transamerica PIMCO Total Return VP4	0.25%	Pacific Investment Management Company LLC (“PIMCO”) 840 Newport Center Drive Newport Beach, CA 92660
Transamerica ProFund UltraBear VP	0.40%	ProFund Advisors LLC 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814
Transamerica Third Avenue Value VP	0.40%	Third Avenue Management LLC (“Third Avenue”) 622 Third Avenue 32nd Floor New York, NY 10017

Transamerica Balanced VP

Transamerica Convertible Securities VP

Transamerica Diversified Equity VP5

Transamerica Focus VP

Transamerica Growth Opportunities VP

Transamerica Money Market VP

Transamerica Small/Mid Cap Value VP

Transamerica U.S. Government

Securities VP

	0.35% 0.35% 0.31% 0.41% 0.37% 0.15% 0.38% 0.15%	Transamerica Investment Management, LLC (“TIM”) 11111 Santa Monica Boulevard Suite 820 Los Angeles, CA 90025
Transamerica T. Rowe Price Small Cap VP	0.35%	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202
Transamerica WMC Diversified Growth VP6 Transamerica WMC Diversified Growth II VP7	0.31% 0.30%	Wellington Management Company, LLP (“Wellington Management”) 75 State Street Boston, MA 02109

1 Includes fees paid to the portfolio’s previous sub-adviser. Effective November 20, 2009, the sub-advisory fee for the portfolio was 0.28% of the first $400 million of average daily net assets; 0.25% of average daily net assets over $400 million up to $750 million; and 0.20% of average daily net assets in excess of $750 million. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica AEGON High Yield Bond, a series of Transamerica Funds, also managed by the sub-adviser. Prior to November 20, 2009, the sub-advisory fee for the portfolio was 0.315% of the first $250 million of average daily net assets; 0.30% of average daily net assets over $250 million up to $750 million; 0.27% of average daily net assets over $750 million up to $1 billion; and 0.25% of average daily net assets in excess of $1 billion.

2 Effective November 20, 2009, the sub-advisory fee for the portfolio is 0.35% of the first $250 million of average daily net assets; 0.325% of average daily net assets over $250 million up to $750 million; 0.30% of average daily net assets over $750 million up to $1 billion; and 0.25% of average daily net assets in excess of $1 billion. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica BlackRock Large Cap Value, a series of Transamerica Funds, also managed by the sub-adviser. Prior to November 20, 2009, the sub-advisory fee for the portfolio was 0.35% of the first $250 million of average daily net assets; 0.325% of average daily net assets over $250 million up to $750 million; and 0.30% of average daily net in excess of $750 million.

3 Effective August 1, 2009, the sub-advisory fee for the portfolio is 0.45% of the first $250 million of average daily net assets; 0.425% of average daily net assets over $250 million up to $500 million; 0.40% of average daily net assets over $500 million up to $1 billion; and 0.375% of average daily net assets in excess of $1 billion. Prior to August 1, 2009, the sub-advisory fee for the portfolio was 0.475% of the first $500 million of average daily net assets; 0.45% of average daily net assets over $500 million up to $1 billion; and 0.40% of average daily net assets in excess of $1 billion.

4 Effective July 1, 2009, the sub-advisory fee for the portfolio is 0.25% of the first $1 billion of average daily net assets; and 0.225% of average daily net assets over $1 billion, only when PIMCO sub-advised assets exceed $3 billion on an aggregate basis. For the purpose of determining the $3 billion aggregate assets, the average daily net assets will be determined on a combined basis with Transamerica PIMCO Total Return VP, Transamerica PIMCO Total Return, and Transamerica PIMCO Real Return TIPS. If aggregate assets exceed $3 billion, then the calculation of sub-advisory fees will be based on the combined average daily net assets of Transamerica PIMCO Total Return VP and Transamerica PIMCO Total Return. Prior to July 1, 2009, the sub-advisory fee for the portfolio was 0.25% of average daily net assets.

5 Fees were paid to the portfolio’s previous sub-adviser. Effective May 1, 2010, the sub-advisory fee for the portfolio is 0.35% of the first $500 million of average daily net assets; 0.30% of average daily net assets over $500 million up to $2.5 billion; and 0.25% of average daily net in excess of $2.5 billion, less 50% of any amount reimbursed pursuant to the portfolio’s expense limitation. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Diversified Equity, a series of Transamerica Funds, also managed by the sub-adviser. Prior to May 1, 2010, the co-sub-advisory fee for the portfolio was 0.31% of the first $500 million of average daily net assets; 0.275% of average daily net assets over $500 million up to $1.5 billion; and 0.28% of average daily net in excess of $1.5 billion. A portion of the sub-advisory fee was paid to a prior co-manager based on their portion of managed assets as follows: 0.40% of the first $500 million of average daily net assets; 0.375% of average daily net assets over $500 million up to $1.5 billion; and 0.35% of average daily net assets in excess of $1.5 billion.

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6  Fees were paid to the portfolio’s previous sub-adviser. Effective April 9, 2010, the sub-advisory fee for the portfolio is 0.28% of the first $2 billion of average daily net assets; 0.25% of average daily net assets over $2 billion up to $5 billion; and 0.225% of average daily net assets in excess $5 billion. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica WMC Diversified Growth, Transamerica WMC Diversified Growth VP, Transamerica WMC Diversified Growth II VP and the portion of the assets of the Transamerica Partners Large Growth Portfolio that are sub-advised by Wellington Management. Prior to April 9, 2010, the sub-advisory fee for the portfolio was 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion.

7 Fees were paid to the portfolio’s previous sub-adviser. Effective April 9, 2010, the sub-advisory fee for the portfolio is 0.28% of the first $2 billion of average daily net assets; 0.25% of average daily net assets over $2 billion up to $5 billion; and 0.225% of average daily net assets in excess $5 billion. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica WMC Diversified Growth, Transamerica WMC Diversified Growth VP, Transamerica WMC Diversified Growth II VP and the portion of the assets of the Transamerica Partners Large Growth Portfolio that are sub-advised by Wellington Management. Prior to April 9, 2010, the sub-advisory fee for the portfolio was 0.30% of the portfolio’s average daily net assets.

Portfolio Manager(s)

The following portfolios are managed by portfolio manager(s). The SAI provides additional information about the portfolio manager(s)’ compensation, other accounts managed by the portfolio manager(s), and the portfolio manager(s)’ ownership in each portfolio.

Transamerica AEGON High Yield Bond VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Bradley J. Beman, CFA, CPA/2009	Portfolio Manager	AUIM	Senior Vice President, Director – High Yield
Kevin Bakker, CFA/2009	Portfolio Manager	AUIM	High Yield Portfolio Manager
Benjamin D. Miller, CFA/2009	Portfolio Manager	AUIM	High Yield Portfolio Manager

Transamerica Balanced VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Kirk J. Kim/2008	Portfolio Manager (Lead-Equity)	TIM	Principal, Deputy Chief Investment Officer, Portfolio Manager
John D. Lawrence, CFA/2009	Portfolio Manager (Co-Equity)	TIM	Principal, Portfolio Manager
Gary U. Rollé, CFA/1994	Portfolio Manager (Co-Equity)*	TIM	Principal, Managing Director, Chief Executive Officer, Chief Investment Officer
Greg D. Haendel, CFA/2008	Portfolio Manager (Lead-Fixed)	TIM	Principal, Portfolio Manager
Derek S. Brown, CFA/2008	Portfolio Manager (Co-Fixed)	TIM	Principal, Director of Fixed Income, Portfolio Manager
Brian W. Westhoff, CFA/2008	Portfolio Manager (Co-Fixed)	TIM	Principal, Portfolio Manager

* Mr. Rollé will be a co-portfolio manager through June 30, 2010. In July he will no longer have official portfolio management responsibilities, but he will continue in the capacity of advisory consultant until the end of 2010.

Transamerica BlackRock Global Allocation VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Dennis Stattman/2009	Senior Portfolio Manager	BlackRock	Managing Director
Dan Chamby/2009	Associate Portfolio Manager	BlackRock	Managing Director
Romualdo Roldan/2009	Associate Portfolio Manager	BlackRock	Managing Director

Transamerica BlackRock Large Cap Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Robert C. Doll, Jr., CFA/2004	Senior Portfolio Manager	BlackRock	Vice Chairman, Chief Equity Strategist
Daniel Hanson, CFA/2008	Associate Portfolio Manager	BlackRock	Managing Director
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Transamerica BlackRock Tactical Allocation VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Phil Green/2009	Managing Director	BlackRock	Lead Portfolio Manager, Portfolio Co-Manager
Michael Huebsch/2009	Managing Director	BlackRock	Lead Portfolio Manager

Transamerica Clarion Global Real Estate Securities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Steven D. Burton, CFA/2002	Portfolio Manager	Clarion	Managing Director
T. Ritson Ferguson, CFA/2002	Portfolio Manager	Clarion	Chief Investment Officer
Joseph P. Smith, CFA/2002	Portfolio Manager	Clarion	Managing Director

Transamerica Convertible Securities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Kirk J. Kim/2002	Portfolio Manager (Lead)	TIM	Principal, Deputy Chief Investment Officer, Portfolio Manager
Peter O. Lopez/2002	Portfolio Manager (Co)	TIM	Principal, President, Director of Research, Portfolio Manager

Transamerica Diversified Equity VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Edward S. Han/2010	Portfolio Manager (Lead)	TIM	Principal, Portfolio Manager
Gary U. Rollé, CFA/2009	Portfolio Manager (Co)*	TIM	Principal, Managing Director, Chief Executive Officer, Chief Investment Officer
Peter O. Lopez/2009	Portfolio Manager (Co)	TIM	Principal, President, Director of Research, Portfolio Manager

* Mr. Rollé will be a co-portfolio manager through June 30, 2010. In July he will no longer have official portfolio management responsibilities, but he will continue in the capacity of advisory consultant until the end of 2010.

Transamerica Efficient Markets VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2008	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Federated Market Opportunity VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Steven J. Lehman, CFA/1994	Senior Portfolio Manager	Federated	Vice President and Senior Vice President
Dana L. Meissner, CFA/2009	Portfolio Manager	Federated	Vice President and Senior Investment Analyst
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Transamerica Focus VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Edward S. Han/2009	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager
Kirk J. Kim/2009	Portfolio Manager (Co)	TIM	Principal, Deputy Chief Investment Officer, Portfolio Manager
Joshua D. Shaskan, CFA/2009	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager

Transamerica Foxhall Emerging Markets/Pacific Rim VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Foxhall Global Conservative VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Foxhall Global Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Foxhall Global Hard Asset VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Growth Opportunities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Edward S. Han/2005	Portfolio Manager (Lead)	TIM	Principal, Portfolio Manager
John J. Huber, CFA/2005	Portfolio Manager (Lead)	TIM	Principal, Director of Equity
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Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Process and Risk Management, Portfolio Manager

Transamerica Hanlon Balanced VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Hanlon Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Hanlon Growth and Income VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Hanlon Managed Income VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Index 35 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2009	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Index 50 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2008	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Index 75 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2008	Portfolio Manager	AUIM	Senior Vice President and
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Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Senior Portfolio Manager

Transamerica Index 100 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2009	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Jennison Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Michael A. Del Balso/2009	Portfolio Manager	Jennison	Managing Director and Director of Research for Growth Equity
Kathleen A. McCarragher/2000	Portfolio Manager	Jennison	Managing Director and Head of Growth Equity
Spiros “Sig” Segalas/2009	Portfolio Manager	Jennison	Director, President and Chief Investment Officer

Transamerica JPMorgan Core Bond VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Douglas S. Swanson/2007	Portfolio Manager	JPMorgan	Managing Director and Portfolio Manager

Transamerica JPMorgan Enhanced Index VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Terance Chen/1997	Vice President	JPMorgan	Portfolio Manager
Raffaele Zingone/1997	Portfolio Manager	JPMorgan	Portfolio Manager

Transamerica JPMorgan Mid Cap Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jonathan K.L. Simon/2004	Portfolio Manager	JPMorgan	Portfolio Manager and Chief Investment Officer (US Value)
Lawrence Playford, CFA/2004	Portfolio Manager	JPMorgan	Vice President and Research Analyst
Gloria Fu, CFA/2006	Portfolio Manager	JPMorgan	Vice President and Research Analyst

Transamerica MFS International Equity VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Daniel Ling/2009	Portfolio Manager	MFS	Investment Officer, Investment Manager, Lion Capital Management, Singapore
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Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Marcus L. Smith/2006	Portfolio Manager	MFS	Investment Officer

Transamerica Morgan Stanley Active International Allocation VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Ann D. Thivierge/2002	Portfolio Manager	MSIM	Managing Director

Transamerica Morgan Stanley Mid-Cap Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Dennis P. Lynch/2002	Lead Portfolio Manager	VKAM	Managing Director
David S. Cohen/2002	Portfolio Manager	VKAM	Managing Director
Sam G. Chainani/2004	Portfolio Manager	VKAM	Managing Director
Alexander T. Norton/2005	Portfolio Manager	VKAM	Executive Director
Jason C. Yeung/2007	Portfolio Manager	VKAM	Executive Director
Armistead B. Nash/2008	Portfolio Manager	VKAM	Executive Director

Transamerica Multi Managed Large Cap Core VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Dennis P. Lynch/2002	Lead Portfolio Manager	MSIM	Managing Director
David S. Cohen/2002	Portfolio Manager	MSIM	Managing Director
Sam G. Chainani/2004	Portfolio Manager	MSIM	Managing Director
Alexander T. Norton/2005	Portfolio Manager	MSIM	Executive Director
Jason C. Yeung/2007	Portfolio Manager	MSIM	Executive Director
Armistead B. Nash/2008	Portfolio Manager	MSIM	Executive Director
Kevin Holt/2004	Co-Lead Portfolio Manager	MSIM	Managing Director
Jason Leder/2004	Co-Lead Portfolio Manager	MSIM	Managing Director
Devin Armstrong/2007	Portfolio Manager	MSIM	Executive Director
James Warwick/2007	Portfolio Manager	MSIM	Executive Director

Transamerica PIMCO Total Return VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Chris P. Dialynas/2008	Portfolio Manager	PIMCO	Managing Director

Transamerica ProFund UltraBear VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Todd B. Johnson/2009	Lead Portfolio Manager	ProFund Advisors	Chief Investment Officer
Howard S.Rubin/2009	Portfolio Manager	ProFund Advisors	Director, Portfolio Manager
Robert M. Parker/2009	Portfolio Manager	ProFund Advisors	Senior Portfolio Manager
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Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Transamerica Small/Mid Cap Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeffrey J. Hoo, CFA/2008	Portfolio Manager (Lead)	TIM	Principal, Portfolio Manager
Joshua D. Shaskan, CFA/2008	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager
Thomas E. Larkin, III/2008	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager, Senior Securities Analyst

Transamerica T. Rowe Price Small Cap VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sudhir Nanda, CFA/2006	Portfolio Manager	T. Rowe Price	Vice President and Portfolio Chairman

Transamerica Third Avenue Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Curtis R. Jensen/1998	Co-Portfolio Manager	Third Avenue	Co-Chief Investment Officer
Yang Lie/2008	Co-Portfolio Manager	Third Avenue	Director of Research
Kathleen K. Crawford/2007	Assistant Portfolio Manager	Third Avenue	Research Analyst

Transamerica U.S. Government Securities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Derek S. Brown, CFA/2005	Portfolio Manager (Lead)	TIM	Principal, Director of Fixed Income, Portfolio Manager
Greg D. Haendel, CFA/2003	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager

Transamerica WMC Diversified Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul E. Marrkand, CFA/2010	Portfolio Manager	Wellington Management	Senior Vice President and Equity Portfolio Manager

Transamerica WMC Diversified Growth II VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul E. Marrkand, CFA/2010	Portfolio Manager	Wellington Management	Senior Vice President and Equity Portfolio Manager
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Disclosure of Portfolio Holdings: A detailed description of the portfolios' policies and procedures with respect to the disclosure of the portfolios' securities is available in the SAI. The portfolios publish all holdings on the website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

Prior Performance for Similar Accounts

Wellington Management - Transamerica WMC Diversified Growth VP and Transamerica WMC Diversified Growth II VP (the “WMC Portfolios”). The performance information shown below represents a composite of the prior performance of certain discretionary accounts (the “Other Accounts”) managed by Wellington Management with substantially similar investment objectives, policies and strategies as the WMC Portfolios. Wellington Management has prepared the historical performance shown for the composite in compliance with the Global Investment Performance Standards. This methodology differs from the guidelines of the Securities and Exchange Commission for calculating performance of mutual funds.

The WMC Portfolios’ actual performance may vary significantly from the past performance of the composite. Differences in asset size and cash flows may result in different security selections, differences in relative weightings of securities or differences in prices paid for particular portfolio holdings. In addition, the Other Accounts were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite.

The composite performance presented below is shown on both a gross and net basis. The net performance results have been adjusted to reflect the operating expenses of Initial and Service Class shares of Transamerica WMC Diversified Growth VP.

The composite performance is not that of the WMC Portfolios, should not be interpreted as indicative of the WMC Portfolios’ future performance, and should not be considered a substitute for the WMC Portfolios’ performance.

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Year-by-Year Total Return as of 12/31 each year (%)

The composite performance in the bar chart below is shown on a gross basis and net of the operating expenses of Transamerica WMC Diversified Growth VP Initial Class shares.

The composite performance in the bar chart below is shown on a gross basis and net of the operating expenses of Transamerica WMC Diversified Growth VP Service Class shares.

Average Annual Total Returns for the period ended 12/31/09

	1 year	5 years	10 years
Wellington Management Diversified Growth Composite (gross of expenses)	38.91%	4.34%	1.13%
Wellington Management Diversified Growth Composite (net of expenses of Transamerica WMC Diversified Growth VP Initial Class shares)	37.84%	3.52%	0.34%
Wellington Management Diversified Growth Composite (net of expenses of Transamerica WMC Diversified Growth VP Service Class shares)	37.51%	3.26%	0.09%
Russell 1000® Growth Index	37.21%	1.63%	-3.99%
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OTHER INFORMATION

Share Classes

TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2011. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

Purchase and Redemption of Shares

Shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York and Monumental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (“NAV”) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust’s distributor (or other agent) of a purchase order or receipt of a redemption request.

Valuation of Shares

The NAV of all portfolios is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Purchase orders for shares of the TST asset allocation portfolios that are received in good order and accepted before the close of business on the NYSE receive the NAV determined as of the close of the NYSE that day. For direct purchases, corresponding orders for shares of the underlying constituent portfolios are priced on the same day that orders for shares of the asset allocation portfolios are received and accepted. For purchases of shares of the TST asset allocation portfolios through the National Securities Clearing Corporation (“NSCC”), orders for shares of the underlying constituent portfolios will be placed after the receipt and acceptance of the settled purchase order for shares of the asset allocation portfolios.

How NAV Is Calculated

The NAV of each portfolio (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios’ securities for the purposes of determining the portfolios’ NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may

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be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that the portfolio uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end portfolios (other than ETF shares) are generally valued at the net asset value per share reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the portfolios’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV per share.

Market Timing/Excessive Trading

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. As money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares may disrupt portfolio management, hurt portfolio performance and drive portfolio expenses higher. For example, a portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.

Transamerica Series Trust’s Board of Trustees has approved policies and procedures that are designed to discourage market timing or excessive trading which include limitations on the number of transactions in portfolio shares. If you intend to engage in such practices, we request that you do not purchase shares of any of the portfolios. Each portfolio reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the portfolio reasonably believes to be in connection with market timing or excessive trading.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios’ policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it

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reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a “contract owner”) or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and excessive short-term trading, the portfolios cannot always recognize or detect such trading. The Trust’s distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries’ ability to deter such activity may be limited by operational and information systems. Due to the risk that the portfolios and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an asset allocation portfolio in furtherance of a portfolio’s objective are not considered to be market timing or disruptive trading.

Investment Policy Changes

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name will provide its shareholders with at least 60 days’ prior written notice before making changes to such policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.

Unless expressly designated as fundamental, all policies and procedures of the portfolios, including their investment objectives, may be changed at any time by the Board of Trustees without shareholder approval. The investment strategies employed by a portfolio may also be changed without shareholder approval.

To the extent authorized by law, Transamerica Series Trust and each of the portfolios reserve the right to discontinue offering shares at any time, to merge or liquidate a class of shares or to cease operations entirely.

Asset Allocation Funds

The asset allocation portfolios, Transamerica Asset Allocation – Conservative VP, Transamerica Asset Allocation – Growth VP, Transamerica Asset Allocation – Moderate Growth VP, Transamerica Asset Allocation – Moderate VP and Transamerica International Moderate Growth VP, as well as Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Multi-Manager International Portfolio and Transamerica Multi-Manager Alternative Strategies Portfolio, each separate series of Transamerica Funds, may own a significant portion of the shares of a TST portfolio. Transactions by the asset allocation portfolios may be disruptive to the management of an underlying portfolio.

Dividends and Distributions

Each portfolio intends to distribute annually substantially all of its net investment income, if any. Dividends of Transamerica Money Market VP are declared daily and distributed monthly. Capital gain distributions are typically declared and distributed annually, if any. Dividends and distributions are paid on the business day following the ex-dividend date, and will be reinvested in additional shares unless you elect to take your dividends in cash. Distributions of short-term capital gains are included as distributions of net investment income.

Taxes

Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify for each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). As a regulated investment company, a portfolio generally will not be subject to federal income tax on the taxable income that it distributes. Taxable income consists generally of net investment income and any capital gains. It is each portfolio’s intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance policies and annuity contracts. Certain separate accounts are required to meet diversification requirements under Section 817(h) of the Code and the regulations thereunder in order for insurance policies and annuity contracts funded by those separate accounts to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and is

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owned only by separate accounts and certain other qualified investors (including the asset allocation portfolios offered in this prospectus if they are owned only by separate accounts and certain other qualified investors), the separate accounts invested in that portfolio will be allowed to look through to the portfolio’s investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirements under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the insurance policies and annuity contracts invested in that portfolio could become currently taxable to the owners of the policies and contracts, and income for prior periods with respect to the policies and contracts could also be taxable in the year in which that failure occurs.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see “Federal Income Tax Considerations” included in the respective prospectuses for the policies and contracts.

Distribution and Service Plans

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (“TCI”), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class and up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2011. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

Other Distribution and Service Arrangements

The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York and Monumental Life Insurance Company (together, the “Transamerica Insurance Companies”), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of Western Reserve and is affiliated with the other Transamerica Insurance Companies, and TAM’s business profits (from managing the portfolios) may directly benefit Western Reserve and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios’ shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies, TCI, and/or other portfolio sub-advisers, directly or through TCI, out of their past profits and other available sources, provide cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries as a means to promote the distribution and wholesaling of variable contracts (and thus, indirectly, the portfolios’ shares). In certain cases, these payments may be significant. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial and may be substantial to any given recipient. Revenue sharing arrangements are separately negotiated. Revenue sharing is not an expense of the portfolios, is not reflected in the fees and expenses sections of this prospectus and does not change the price paid by investors for the purchase of a portfolio’s shares or the amount received by an investor as proceeds from the redemption of portfolio shares. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

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Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit TAM, TCI and their affiliates to the extent the payments result in more assets being invested in the portfolios on which fees are being charged.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentives for the insurers and other financial intermediaries to make the TST portfolios’ shares available to current or prospective variable contract owners to the detriment of other potential investment options.

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LIST AND DESCRIPTION OF CERTAIN UNDERLYING PORTFOLIOS

This section lists and describes the underlying portfolios in which some or all of the asset allocation portfolios may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Further information about certain underlying portfolios of TST and certain underlying funds of Transamerica Funds is contained in those underlying funds’/portfolios’ prospectuses, available at www.transamericafunds.com.

TST UNDERLYING PORTFOLIOS:

Fund Name	Transamerica Asset Allocation – Conservative VP	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica AEGON High Yield Bond VP	X		X	X
Transamerica Balanced VP	X	X	X	X
Transamerica BlackRock Large Cap Value VP	X	X	X	X		X
Transamerica Clarion Global Real Estate Securities VP	X	X	X	X	X
Transamerica Convertible Securities VP	X	X	X	X		X
Transamerica Diversified Equity VP	X	X	X	X		X
Transamerica Federated Market Opportunity VP	X	X	X	X	X
Transamerica Focus VP	X	X	X	X
Transamerica Growth Opportunities VP	X	X	X	X		X
Transamerica Jennison Growth VP	X	X	X	X		X
Transamerica JPMorgan Core Bond VP	X		X	X	X	X
Transamerica JPMorgan Enhanced Index VP	X	X	X	X		X
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Fund Name	Transamerica Asset Allocation – Conservative VP	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica JPMorgan Mid Cap Value VP	X	X	X	X		X
Transamerica MFS International Equity VP						X
Transamerica Money Market VP	X	X	X	X	X	X
Transamerica Morgan Stanley Active International Allocation VP	X	X	X	X	X
Transamerica Morgan Stanley Mid-Cap Growth VP						X
Transamerica Multi Managed Large Cap Core VP	X	X	X	X
Transamerica PIMCO Total Return VP	X		X	X	X	X
Transamerica Small/Mid Cap Value VP	X	X	X	X
Transamerica T. Rowe Price Small Cap VP	X	X	X	X
Transamerica Third Avenue Value VP						X
Transamerica U.S. Government Securities VP	X		X	X	X	X
Transamerica WMC Diversified Growth VP	X	X	X	X		X

• Transamerica AEGON High Yield Bond VP seeks a high level of current income by investing in high-yield debt securities. The portfolio invests at least 80% of its net assets in a portfolio of high-yield/high-risk bonds (commonly known as “junk bonds”). These junk bonds are high risk debt securities rated in medium or lower categories. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; credit; fixed-income securities; high-yield debt securities; increase in expenses; liquidity; market; portfolio selection; and valuation.

• Transamerica Balanced VP seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by

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companies of all sizes. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; credit; currency; derivatives; fixed-income securities; foreign securities; growth stocks; high-yield debt securities; increase in expenses; liquidity; market; mortgage-related securities; portfolio selection; small- or medium-sized companies; stocks; and valuation.

• Transamerica BlackRock Large Cap Value VP seeks long-term capital growth by investing primarily in equity securities of large cap companies. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies that, at the time of purchase, have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Value Index. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; fixed-income securities; foreign securities; increase in expenses; liquidity; market; portfolio selection; preferred stock; stocks; value investing; and U.S. government agency obligations.

• Transamerica Clarion Global Real Estate Securities VP seeks long-term total return from investments primarily in equity securities of real estate companies. The portfolio’s portfolio will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; fixed-income securities; foreign securities; increase in expenses; market; mortgage-related securities; non-diversification; portfolio selection; portfolio turnover; real estate securities; REITs; small- or medium-sized companies; and stocks.

• Transamerica Convertible Securities VP seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. The principal risks of investing in this underlying portfolio are: active trading; cash management and defensive investing; convertible securities; currency; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; portfolio selection; repurchase agreements; and stocks.

• Transamerica Diversified Equity VP seeks to maximize capital appreciation by investing at least 80% of its assets in equity securities. The portfolio’s sub-adviser uses a “bottom-up” approach to investing, and constructs the portfolio one company at a time. The portfolio may invest in securities of all sizes; generally, however, the portfolio invests in securities of companies whose market capitalization is greater than $500 million. The portfolio may also invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; focused investing; foreign securities; growth stocks; increase in expenses; market; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica Federated Market Opportunity VP seeks absolute (positive) returns with low correlation to the U.S. equity market by investing, under normal conditions, in domestic and foreign securities that the fund’s sub-adviser deems to be undervalued or out-of-favor. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; commodities; convertible securities; country, sector or industry focus; currency; currency hedging; derivatives; emerging markets; exchange-traded funds; fixed-income securities; foreign securities; high-yield debt securities; hybrid instruments; increase in expenses; investment companies; leveraging; liquidity; market; portfolio selection; portfolio turnover; REITs; short sales; stocks; tax; and value investing.

• Transamerica Focus VP seeks to maximize long-term growth by investing primarily in domestic equity securities that, in the portfolio’s sub-adviser’s opinion, are trading at a material discount to intrinsic value. The portfolio will generally invest in domestic equity securities of any size. The portfolio may also invest up to  10% of its assets in short sale positions. The portfolio may invest up to 20% of its assets in convertible and non-convertible high-yield, debt securities rated below investment grade. The portfolio’s sub-adviser uses a “bottom-up” approach to investing, and constructs the portfolio’s portfolio one company at a time. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; derivatives; fixed-income securities; focused investing; foreign securities; high-yield debt securities; increase in expenses; market; non-diversification; portfolio selection; short sales; small- or medium-sized companies; stocks; and value investing.

• Transamerica Growth Opportunities VP seeks to maximize long-term growth by generally investing at least 65% of the portfolio’s assets in a portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; derivatives; fixed-income

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securities; foreign securities; growth stocks; increase in expenses; market; portfolio selection; preferred stock; small- or medium-sized companies; stocks; and warrants and rights.

• Transamerica Jennison Growth VP seeks long-term growth of capital by investing at least 65% of its total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts of U.S. companies with market capitalizations of at least $1 billion that the sub-adviser believes have above-average prospects for growth. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; foreign securities; growth stocks; increase in expenses; market; medium-sized companies; portfolio selection; preferred stock; stocks; and warrants and rights.

• Transamerica JPMorgan Core Bond VP seeks total return, consisting of current income and capital appreciation by investing at least 80% of its assets in U.S. government securities, medium- to high-quality corporate bonds, mortgage-backed securities and asset-backed securities and commercial mortgage-backed securities. The principal risks of investing in this underlying portfolio are: asset-backed securities; cash management and defensive investing; credit; currency; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; mortgage-related securities; portfolio selection; and valuation.

• Transamerica JPMorgan Enhanced Index VP seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Index. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; fixed-income securities; foreign securities; growth stocks; increase in expenses; market; medium-sized companies; portfolio selection; repurchase agreements; stocks; U.S. government agency obligations; and value investing.

• Transamerica JPMorgan Mid Cap Value VP seeks growth from capital appreciation by investing at least 80% of net assets, under normal conditions, in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the fund’s sub-adviser believes to be undervalued. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; derivatives; foreign securities; increase in expenses; market; medium-sized companies; portfolio selection; preferred stock; REITs, stocks; and value investing.

• Transamerica MFS International Equity VP seeks capital growth by investing primarily in equity securities of foreign companies, including emerging markets securities. Under normal market conditions, at least 80% of the portfolio’s net assets are invested in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, potentially including emerging markets. The portfolio may invest a relatively large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. The portfolio may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying portfolio are: active trading; cash management and defensive investing; convertible securities; currency; derivatives; emerging markets; foreign securities; geographic; growth stocks; increase in expenses; leveraging; liquidity; market; portfolio selection; preferred stock; small- or medium-sized companies; stocks; and value investing.

• Transamerica Money Market VP seeks to obtain maximum current income from money market securities consistent with liquidity and preservation of principal by investing substantially all of the portfolio’s assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: bank obligations; credit; fixed-income securities; foreign securities; increase in expenses; interest rate; market; redemption; repurchase agreements; U.S. government agency obligations; and yield.

• Transamerica Morgan Stanley Active International Allocation VP seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; emerging markets; foreign securities; increase in expenses; liquidity; market; portfolio selection; real estate securities; REITs; and stocks.

• Transamerica Morgan Stanley Mid-Cap Growth VP seeks capital appreciation by investing, under normal circumstances, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The portfolio may also invest in common stocks and other equity securities of small-and large- cap companies, as well as preferred stocks, convertible

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securities, rights and warrants and debt securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; investing aggressively; market; portfolio selection; preferred stock; REITs; small- or medium-sized companies; stocks; and warrants and rights.

• Transamerica Multi Managed Large Cap Core VP seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio’s assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: currency; derivatives; emerging markets; foreign securities; growth stocks; market; REITs; stocks; and value investing.

• Transamerica PIMCO Total Return VP seeks maximum total return consistent with preservation of capital and prudent investment management by investing principally in fixed-income securities of varying maturities. The fund may invest its assets in derivative instruments. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; credit; currency; currency hedging; derivatives, emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; leveraging; liquidity; market; mortgage-related securities; portfolio selection; preferred stock; prepayment or call; repurchase agreements; Rule 144A securities; sovereign debt; stocks; U.S. government agency obligations; and valuation.

• Transamerica Small/Mid Cap Value VP seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; emerging markets; foreign securities; increase in expenses; market; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica T. Rowe Price Small Cap VP seeks long-term growth of capital by investing primarily in common stocks of small growth companies. This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute more than 50% of assets. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; exchange-traded funds; foreign securities; growth stocks; liquidity; market; portfolio selection; smaller companies; and stocks.

• Transamerica U.S. Government Securities VP seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; country sector or industry focus; derivatives; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; market; mortgage-related securities; portfolio selection; U.S. government agency obligations; and zero coupon bonds.

• Transamerica WMC Diversified Growth VP seeks to maximize long-term growth by investing, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth- oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria. Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; fixed-income securities; focused investing; foreign securities; growth stocks; increase in expenses; market; portfolio selection; small-or medium sized companies; and stocks.

The portfolios may invest their assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolios may do so without limit. Although the underlying portfolios will do this only in seeking to avoid losses, the underlying portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolios have any uninvested cash, the portfolios would also be subject to risk with respect to the depository institution holding the cash.

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TRANSAMERICA UNDERLYING FUNDS:

Fund Name	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Conservative VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica AllianceBernstein International Value	X	X	X	X	X	X
Transamerica BlackRock Global Allocation	X	X	X	X	X	X
Transamerica BlackRock Natural Resources	X
Transamerica BNY Mellon Market Neutral Strategy	X
Transamerica First Quadrant Global Macro	X
Transamerica Flexible Income		X	X	X	X	X
Transamerica Jennison Growth	X	X	X	X
Transamerica JPMorgan International Bond		X	X	X	X	X
Transamerica Loomis Sayles Bond		X	X	X	X	X
Transamerica MFS International Equity	X	X	X	X	X
Transamerica Neuberger Berman International	X	X	X	X	X	X
Transamerica Oppenheimer Developing Markets	X	X	X	X	X
Transamerica Oppenheimer Small- & Mid-Cap Value	X	X	X	X
Transamerica PIMCO Real Return TIPS		X	X	X	X	X
Transamerica Schroders International Small Cap	X	X	X	X	X
Transamerica Short-Term Bond		X	X	X	X	X
Transamerica Third Avenue Value	X	X	X	X
Transamerica Thornburg International Value	X	X	X	X	X	X
Transamerica UBS Large Cap Value	X	X	X	X		X
Transamerica Van Kampen Emerging Markets Debt		X	X	X
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Fund Name	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Conservative VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica Van Kampen Mid-Cap Growth	X	X	X	X	X
Transamerica Van Kampen Small Company Growth	X	X	X	X
Transamerica WMC Emerging Markets	X	X	X	X	X

• Transamerica AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from a variety of industries and developed countries. The fund primarily invests in issuers that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The principal risks of investing in this underlying fund are: convertible securities; currency; currency hedging; defensive investing; derivatives; foreign securities; increase in expenses; leveraging; liquidity; market; portfolio selection; repurchase agreements; securities lending; short sales; stocks; value investing; and warrants and rights.

• Transamerica BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: commodities; convertible securities; credit; currency; currency hedging; defensive investing; derivatives; distressed securities; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; liquidity; loans; market; portfolio selection; precious metals-related securities; preferred stock; prepayment or call; real estate securities; securities lending; short sales; small- or medium-sized companies; sovereign debt; stocks; tax; and warrants and rights.

• Transamerica BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders’ capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its net assets in equity securities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The principal risks of investing in this underlying fund are: defensive investing; derivatives; emerging markets; equity securities; foreign securities; increase in expenses; market and selection; mid-cap securities; natural resource-related securities; non-diversification; portfolio selection; precious metals-related securities; sector; and tax.

• Transamerica BNY Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market-neutral strategy and investing, under normal circumstances, at least 80% of the fund’s assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: currency; defensive investing; derivatives; foreign securities; increase in expenses; leveraging; market; portfolio selection; portfolio turnover; short sales; small- or medium-sized companies; and stocks.

• Transamerica First Quadrant Global Macro seeks to achieve total return from investments in the global equity, fixed-income, and currency markets, independent of market direction. The fund seeks to generate returns through risk-controlled exposure, long and short, to global equity, fixed-income, and currency markets through a wide range of derivative instruments and direct investments. The fund typically will make extensive use of derivative instruments, including futures contracts on global equity and fixed-income securities and security indices, options on futures contracts and equity indices, securities and security indices, swap contracts and forward contracts. The fund may also invest directly in global equity securities (including exchange traded funds (“ETFs”) and common and preferred stock of U.S. and non-U.S. companies) and fixed-income securities (including U.S. and non-U.S. corporate bonds and debt securities guaranteed by U.S. and non-

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U.S. governments, their agencies or instrumentalities or supranational organizations). The principal risks of investing in this underlying fund are: active trading; convertible securities; country, sector or industry focus; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; high-yield debt securities; increase in expenses; leveraging; liquidity; market; non-diversification; portfolio selection; preferred stock; prepayment or call; short sales; small- or medium-sized companies; stocks; U.S. government agency obligations; and value investing.

• Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as a secondary objective by generally investing at least 80% of its net-assets in a broad range of fixed-income securities. The fund may also invest in derivatives and equity securities. The principal risks of investing in this underlying fund are: active trading; convertible securities; credit; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; liquidity; loans; market; mortgage-related securities; portfolio selection; preferred stock; stocks; structured instruments; valuation; and warrants and rights.

• Transamerica JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund’s net assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; increase in expenses; liquidity; market; non-diversification; and portfolio selection.

• Transamerica Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing fund assets principally in fixed-income securities. The fund normally invests at least 80% of its net assets primarily in investment-grade, fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities (“junk bonds”) and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: bank obligations; convertible securities; credit; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; leveraging; liquidity; market; mortgage-related securities; portfolio selection; preferred stock; REITs; repurchase agreements; Rule 144A securities; stocks; structured instruments; and valuation.

• Transamerica MFS International Equity seeks capital growth by investing primarily in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets. The fund may invest a relatively large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. The fund may invest its assets in the stocks of companies its sub-adviser believes to have above-average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying fund are: active trading; convertible securities; currency; defensive investing; derivatives; emerging markets; foreign securities; geographic; growth stocks; increase in expenses; leveraging; liquidity; market; portfolio selection; preferred stock; small- or medium-sized companies; stocks; and value investing.

• Transamerica Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund’s sub-adviser looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; foreign securities; growth stocks; increase in expenses; leveraging; liquidity; market; portfolio selection; securities lending; small- or medium-sized companies; stocks; and value investing.

• Transamerica Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in equity securities of issuers that are economically tied to one or more emerging markets countries. In selecting securities, the fund’s sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: convertible securities; country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; liquidity; market; portfolio selection; portfolio turnover; preferred stock; small- or medium-sized companies; stocks; and warrants and rights.

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• Transamerica Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small-cap and mid-cap domestic and foreign issuers. The fund’s sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: convertible securities; currency; currency hedging; defensive investing; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; portfolio selection; portfolio turnover; preferred stock; small- or medium-sized companies; stocks; and value investing.

• Transamerica PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Protected Securities (or “TIPS”). The fund’s subadviser invests, under normal circumstances, at least 80% of the fund’s net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: CPIU measurement; credit; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; interest rate; leveraging; liquidity; market; mortgage-related securities; non-diversification; portfolio selection; portfolio turnover; preferred stock; prepayment or call; repurchase agreements; Rule 144A securities; sovereign debt; stocks; U.S. government agency obligation; and valuation.

• Transamerica Schroders International Small Cap seeks to provide long-term capital appreciation by investing primarily in the equity securities of smaller companies located outside the U.S. The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including the company’s potential for long-term growth, financial condition, quality of management and sensitivity to cyclical factors, as well as the relative value of the company’s securities compared to the market as a whole. The principal risks of investing in this underlying fund are: country/regional; currency; defensive investing, derivatives; emerging markets; foreign securities; growth stocks; increase in expenses; investment style; liquidity; market; portfolio selection; smaller companies; and stocks.

• Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, mortgage-backed securities, and asset-backed securities. Normally, the fund will invest at least 80% of its net assets in fixed-income securities. The principal risks of investing in this underlying fund are: bank obligations; credit; defensive investing; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; mortgage-related securities; portfolio selection; U.S. government agency obligations; valuation; and yield fluctuation.

• Transamerica Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks of U.S. and non-U.S. issuers. The fund invests in companies regardless of market capitalization, with the mix of its investments at any time depending on the industries and types of securities its sub-adviser believes represent the best values consistent with the fund’s strategies and restrictions. The principal risks of investing in this underlying fund are: currency; defensive investing, fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; market; non-diversification; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica Thornburg International Value seeks long-term capital appreciation by investing, under normal circumstances, at least 75% of its assets in foreign securities of issuers that are located in a number of countries throughout the world. The fund may invest in emerging markets. The fund may invest in companies of any size, but invests primarily in the large and middle range of public company market capitalizations. The principal risks of investing in this underlying fund are: currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; increase in expenses; market; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund’s sub-adviser focuses on, among other things, identifying discrepancies between a security’s fundamental value and its market price. The principal risks of investing in this underlying fund are: convertible securities; defensive investing; derivatives; increase in expenses; investment companies; market; portfolio selection; preferred stock; stocks; value investing; and warrants and rights.

• Transamerica Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging markets countries. Under normal circumstances, at least 80% of the fund’s net assets will be invested in debt securities of issuers located in emerging markets countries. The principal risks of investing in this underlying fund are: credit; currency;

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currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; increase in expenses; liquidity; market; non-diversification; portfolio selection; sovereign debt; and valuation.

• Transamerica Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal circumstances, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The fund may also invest in common stocks and other equity securities of small- and large-cap companies, as well as preferred stocks, convertible securities, rights and warrants and debt securities. The principal risks of investing in this underlying fund are: convertible securities; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; investing aggressively; market; portfolio selection; preferred stock; REITs; small- or medium-sized companies; stocks; and warrants and rights.

• Transamerica Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies. Under normal circumstances, at least 80% of the fund’s net assets will be invested in such securities. The principal risks of investing in this underlying fund are: convertible securities; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; market; portfolio selection; REITs; smaller companies; and stocks.

• Transamerica WMC Emerging Markets seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in equity securities of companies that conduct their principal business activities in emerging markets, are organized under the laws of or maintain their principal place of business in emerging markets, or whose securities are traded principally on exchanges in emerging markets. The fund’s sub-adviser considers emerging markets to be markets with rapidly growing economies. The principal risks of investing in this underlying fund are: convertible securities; country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; IPOs; liquidity; market; portfolio selection; portfolio turnover; preferred stock; small- or medium-sized companies; stocks; and warrants and rights.

The funds may invest their assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the funds may do so without limit. Although the underlying funds will do this only in seeking to avoid losses, the underlying funds may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the funds have any uninvested cash, the funds would also be subject to risk with respect to the depository institution holding the cash.

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LIST AND DESCRIPTION OF CERTAIN UNDERLYING ETFS AND
INSTITUTIONAL MUTUAL FUNDS

This section lists and describes the underlying ETFs and institutional mutual funds in which certain of the portfolios may invest. This section summarizes their respective investment objectives and principal investment strategies and risks.

UNDERLYING ETFs AND INSTITUTIONAL MUTUAL FUNDS:

Fund Name	Transamerica Index 35 VP	Transamerica Index 50 VP	Transamerica Index 75 VP	Transamerica Index 100 VP	Transamerica Efficient Markets VP
Vanguard Emerging Markets ETF	X	X	X	X
Vanguard Europe Pacific ETF	X	X	X	X
Vanguard European ETF	X	X	X	X
Vanguard Extended Market ETF	X	X	X	X
Vanguard FTSE All-World ex-US ETF	X	X	X	X
Vanguard Growth ETF	X	X	X	X
Vanguard Intermediate-Term Bond ETF	X	X	X		X
Vanguard Intermediate-Term Corporate Bond ETF	X	X	X		X
Vanguard Intermediate-Term Government Bond ETF	X	X	X		X
Vanguard Large-Cap ETF	X	X	X	X
Vanguard Long-Term Bond ETF	X	X	X		X
Vanguard Long-Term Corporate Bond ETF	X	X	X		X
Vanguard Long-Term Government Bond ETF	X	X	X		X
Vanguard Mega Cap 300 ETF	X	X	X	X
Vanguard Mega Cap 300 Growth ETF		X	X
Vanguard Mega Cap 300 Value ETF		X	X
Vanguard Mid-Cap ETF	X	X	X	X
Vanguard Mid-Cap Growth ETF		X	X
Vanguard Mid-Cap Value ETF		X	X
Vanguard Mortgage-Backed Securities ETF	X	X	X		X
Vanguard Pacific ETF	X	X	X	X
Vanguard Short-Term Bond ETF	X	X	X		X
Vanguard Short-Term Corporate Bond ETF	X	X	X		X
Vanguard Short-Term Government Bond ETF	X	X	X		X
Vanguard Small-Cap ETF	X	X	X	X
Vanguard Small-Cap Growth ETF		X	X
Vanguard Small-Cap Value ETF		X	X
Vanguard Total Bond Market ETF	X	X	X		X
Vanguard Total Stock Market ETF	X	X	X	X
Vanguard Total World Stock ETF	X	X	X	X
Vanguard Value ETF	X	X	X	X
DFA International Small Cap Value Portfolio					X
DFA International Value Portfolio					X
Emerging Markets Value Portfolio					X
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Fund Name	Transamerica Index 35 VP	Transamerica Index 50 VP	Transamerica Index 75 VP	Transamerica Index 100 VP	Transamerica Efficient Markets VP
Large Cap International Portfolio					X
U.S. Large Company Portfolio					X
U.S. Targeted Value Portfolio					X

VANGUARD UNDERLYING ETFS:

• Vanguard® Emerging Markets ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries. The ETF employs a “passive management” — or indexing —investment approach by investing substantially all (normally about 95%) of its assets in the common stocks included in the MSCI® Emerging Markets Index, while employing a form of sampling to reduce risk. The MSCI Emerging Markets Index includes approximately 748 common stocks of companies located in emerging markets around the world. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk, emerging markets risk, currency risk and index sampling risk.

• Vanguard® Europe Pacific ETF seeks to provide a tax-efficient investment return consisting of long-term capital appreciation. The ETF purchases stocks included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI® EAFE®) Index, which is made up of approximately 989 common stocks of companies located in 21 countries in Europe, Australia, Asia and the Far East. The ETF uses statistical methods to “sample” the Index, aiming to closely track its investment performance while limiting investments in Index securities that have undesirable tax characteristics in an attempt to minimize taxable income distributions. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

• Vanguard® European ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe. The ETF employs a “passive management” — or indexing —investment approach by investing all, or substantially all, of its assets in the common stocks included in the Morgan Stanley Capital International (MSCI®) Europe Index. The MSCI Europe Index is made up of approximately 467 common stocks of companies located in 16 European countries — mostly companies in the United Kingdom, France, Germany, and Switzerland. Other countries represented in the Index include Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain and Sweden. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

• Vanguard® Extended Market ETF seeks to track the performance of a benchmark index that measures the investment return of small-and mid-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Standard & Poor’s Completion Index, a broadly diversified index of stocks of small and medium-size U.S. companies. The ETF invests all, or substantially all, of its assets in stocks of its target index, with nearly 80% of it assets invested in 1,200 stocks in its target index (covering nearly 80% of the Index’s total market capitalization), and the rest of its assets in a representative sample of the remaining stocks. The primary risks of investing in this underlying ETF are stock market risk, investment style risk and index sampling risk.

• Vanguard® FTSE All-World ex-US ETF seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets outside the U.S. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the FTSE® All-World ex-US Index, a free-float-adjusted, market-capitalization-weighted index designed to measure equity market performance of international markets. The Index includes approximately 2,140 stocks of companies located in 46 countries, including both developed and emerging markets. The ETF attempts to replicate its target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk, emerging markets risk and currency risk.

• Vanguard® Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Prime Market Growth Index, a broadly diversified index predominantly made up of growth stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or

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substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risks.

• Vanguard® Intermediate-Term Bond ETF seeks to track the performance of a market-weighted bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. 5-10 Year Government/Credit Bond Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 5 and 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

• Vanguard® Intermediate-Term Corporate Bond ETF seeks to track the performance of a market-weighted corporate bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 5-10 Year Corporate Index. This Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 5 and 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 7.9 years. The primary risks of investing in this underlying ETF are: interest rate risk, credit risk, income risk and index sampling risk.

• Vanguard® Intermediate-Term Government Bond ETF seeks to track the performance of a market-weighted government bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 3-10 Year Government Float Adjusted Index. This Index includes fixed-income securities issued by the U.S. Treasury (not including inflation-protected bonds) and U.S. government agencies and instrumentalities, as well as corporate or dollar-denominated foreign debt guaranteed by the U.S. government, with maturities between 3 and 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 5.9 years. The primary risks of investing in this underlying ETF are: income risk, interest rate risk and credit risk.

• Vanguard® Large-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Prime Market 750 Index, a broadly diversified index predominantly made up of stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Long-Term Bond ETF seeks to track the performance of a market-weighted bond index with a long-term dollar-weighted average maturity. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. Long Government/Credit Bond Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of greater than 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 15 and 30 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

• Vanguard® Long-Term Corporate Bond ETF seeks to track the performance of a market-weighted corporate bond index with a long-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. Long Corporate Index. This Index includes U.S.

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dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities greater than 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 24.7 years. The primary risks of investing in this underlying ETF are: interest rate risk, credit risk, income risk and index sampling risk.

• Vanguard® Long-Term Government Bond ETF seeks to track the performance of a market-weighted government bond index with a long-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. Long Government Float Adjusted Index. This Index includes fixed-income securities issued by the U.S. Treasury (not including inflation-protected bonds) and U.S. government agencies and instrumentalities, as well as corporate or dollar-denominated foreign debt guaranteed by the U.S. government, with maturities greater than 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 19.0 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

• Vanguard® Mega Cap 300 ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the U.S. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Morgan Stanley Capital International® (MSCI®) US Large Cap 300 Index, a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mega Cap 300 Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI US Large-Cap Growth Index, which represents the value of companies of the MSCI US Large-Cap 300 Index. The index is a, free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization growth stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mega Cap 300 Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI US Large-Cap Value Index, which represents the value of companies of the MSCI US Large-Cap 300 Index. The index is a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization value stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mid-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mid-Cap Growth ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization growth stocks. The ETF employs a “passive management” —or indexing — investment approach designed to track the performance of the MSCI US Mid Cap Growth Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

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• Vanguard® Mid-Cap Value ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization value stocks. The ETF employs a “passive management” —or indexing — investment approach designed to track the performance of the MSCI US Mid Cap Value Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mortgage-Backed Securities ETF seeks to track the performance of a market-weighted mortgage-backed securities index. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. MBS Float Adjusted Index. This Index covers U.S. agency mortgage-backed pass-through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). To be included in the Index, pool aggregates must have at least $250 million currently outstanding and a weighted average maturity of at least 1 year. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 5.76 years. The primary risks of investing in this underlying ETF are: prepayment risk, interest rate risk, credit risk, income risk and index sampling risk.

• Vanguard® Pacific ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of the Pacific region. The ETF employs a “passive management” — or indexing — investment approach by investing all, or substantially all, of its assets in the common stocks included in the MSCI® Pacific Index. The MSCI Pacific Index consists of approximately 494 common stocks of companies located Japan, Australia, Hong Kong, Singapore, and New Zealand. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

• Vanguard® Short-Term Bond ETF seeks to track the performance of a market-weighted bond index with a short-term dollar-weighted average maturity. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. 1-5 Year Government/Credit Bond Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 1 and 5 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF’s maintains a dollar-weighted average maturity consistent with that of the Index, which generally does not exceed 3 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, index sampling risk and credit risk.

• Vanguard® Short-Term Corporate Bond ETF seeks to track the performance of a market-weighted corporate bond index with a short-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 1-5 Year Corporate Index. This Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 1 and 5 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 3.1 years. The primary risks of investing in this underlying ETF are: income risk, credit risk, interest rate risk, and index sampling risk.

• Vanguard® Short-Term Government Bond ETF seeks to track the performance of a market-weighted government bond index with a short-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 1-3 Year Government Float Adjusted Index. This Index includes fixed-income securities issued by the U.S. Treasury (not including inflation-protected securities) and U.S. government agencies and instrumentalities, as well as corporate or dollar-denominated foreign debt guaranteed by the U.S. government, all with maturities between 1 and 3 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 1.9 years. The primary risks of investing in this underlying ETF are: income risk, interest rate risk, credit risk and index sampling risk.

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• Vanguard® Small-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Small Cap 1750 Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Small-Cap Growth ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI US Small Cap Growth Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Small-Cap Value ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The ETF employs a “passive management” —indexing — investment approach designed to track the performance of the MSCI US Small Cap Value Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Total Bond Market ETF seeks to track the performance of a broad, market-weighted bond index. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. Aggregate Bond Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the U.S., including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year. The ETF invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years. The primary risks of investing in this underlying ETF are interest rate risk, income risk, credit risk, call risk and index sampling risk.

• Vanguard® Total Stock Market ETF seeks to track the performance of a benchmark index that measures the investment return of the overall stock market. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Morgan Stanley Capital International (MSCI®)U.S. Broad Market Index, which represents 99.5% or more of the total market capitalization of all the U.S. common stocks regularly traded on the New York Stock Exchange and the Nasdaq over-the-counter market. The ETF typically holds 1,200-1,300 of the stocks in its target index (covering nearly 95% of the Index’s total market capitalization) and a representative sample of the remaining stocks. The ETF holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. The primary risks of investing in this underlying ETF are: stock market risk and index sampling risk.

• Vanguard® Total World Stock ETF seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets around the world. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the FTSE® All-World Index, a free-float-adjusted, market-capitalization-weighted index designed to measure the market performance of large-and mid-capitalization stocks of companies located around the world. The Index includes approximately 2,800 stocks of companies located in 47 countries, including both developed and emerging markets. The ETF typically holds approximately 2,000 stocks in its target Index (covering nearly 99% of the Index’s total market capitalization) and a representative sample of the remaining stocks. The ETF holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings, country weightings, and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk, emerging markets risk, currency risk and index sampling risk.

• Vanguard® Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Prime Market Value Index, a broadly diversified index predominantly made up

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of value stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

UNDERLYING DFA INSTITUTIONAL MUTUAL FUNDS:

• DFA International Small Cap Value Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio pursues its objective by investing in stocks of small non-U.S. companies believed to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value. In assessing value, additional factors such as price to cash flow or price to earning ratios may be considered, as well as economic conditions and developments in the issuer’s industry. The criteria for assessing value are subject to change from time to time. The Portfolio currently invests in companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom. The primary risks of investing in this underlying institutional mutual fund are market risk, foreign securities and currencies risk and small company risk.

• DFA International Value Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio invests all of its assets in the DFA International Value Series (“International Value Series”) of The DFA Investment Trust Company, which has the same investment objective and policies as the Portfolio. The International Value Series pursues its objective by investing in value stocks of large non-U.S. companies believed to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value. In assessing value, additional factors such as price to cash flow or price to earning ratios may be considered, as well as economic conditions and developments in the issuer’s industry. The criteria for assessing value are subject to change from time to time. The Portfolio currently invests in companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom. The primary risks of investing in this underlying institutional mutual fund are market risk and foreign securities and currencies risk.

• Emerging Markets Value Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio invests all of its assets in the Dimensional Emerging Markets Value Fund Inc. (“Emerging Market Value Fund”), which has the same investment objective and policies as the Portfolio. The Emerging Markets Value Fund pursues its objective by investing in emerging markets equity securities believed to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value. In assessing value, additional factors such as price to cash flow or price to earning ratios may be considered, as well as economic conditions and developments in the issuer’s industry. The criteria for assessing value are subject to change from time to time. In determining what countries are eligible markets, DFA will consider, among other things, information disseminated by the International Finance Corporation in determining and approving countries that have emerging markets. The Portfolio currently invests in companies in Brazil, Chile, China, the Czech Republic, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Philippines, Poland, South Africa, South Korea, Taiwan, Thailand, and Turkey. The primary risks of investing in this underlying institutional mutual fund are market risk, foreign securities and currencies risk, small company risk and emerging markets risk.

• Large Cap International Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio pursues its objective by investing in the stocks of large non-U.S. companies. Company size is measured on a country- or region-specific basis and based primarily on the market capitalization of operating companies traded on selected exchanges. The minimum market capitalization threshold varies by country or region and will change due to market conditions. The Portfolio currently invests in companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom. The primary risks of investing in this underlying institutional mutual fund are market risk and foreign securities and currencies risk.

• U.S. Large Company Portfolio (“Portfolio”) seeks to approximate the total investment return of the S&P 500 Index, both in terms of the price of the Portfolio’s shares and its total investment return. The Portfolio invests all of its assets in the U.S. Large Company Series (“U.S. Large Company Series”) of The DFA Investment Trust Company, which has the same investment objective and policies as the Portfolio. The U.S. Large Company Series intends to invest all of the stocks that comprise the S&P 500 Index in approximately the same proportions as they are represented in the Index. Generally, these are the U.S. stocks with the largest market capitalizations and, as a group, represent approximately 70% of the total market capitalization of all publicly traded U.S. stocks. The primary risk of investing in this underlying institutional mutual fund is market risk.

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• U.S. Targeted Value Portfolio (“Portfolio”) seeks to capture the returns and diversification benefits of a broad cross-section of U.S. small value companies, on a market-cap weighted basis. The Portfolio invests in securities of U.S. companies smaller than the 500th largest company in the market universe comprised of companies listed on the New York Stock Exchange, American Stock Exchange, and Nasdaq National Market System. After identifying the aggregate market capitalization break, a value screen is applied to the universe. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value. In assessing value, additional factors such as price-to-cash-flow or price-to-earnings ratios may be considered, as well as economic conditions and developments in the issuer's industry. The criteria for assessing value are subject to change from time to time. The primary risks of investing in this underlying institutional mutual fund are market risk, small company risk, value investment risk, derivative risk and securities lending risk.

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FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand a portfolio's performance for the past five years or since its inception if less than five years. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio for the period shown, assuming reinvestment of all dividends and distributions. This information through December 31, 2009 has been derived from financial statements audited by PricewaterhouseCoopers LLP, an Independent Registered Certified Public Accounting firm, whose report, along with the portfolio's financial statements, is included in the December 31, 2009 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding through each period:

Transamerica AEGON High Yield Bond VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007		2006	2005
Net asset value
Beginning of year	$5.87	$8.74	$9.48		$9.62	$10.54
Investment operations
Net investment income(a)	0.66	0.67	0.68		0.69	0.70
Net realized and unrealized gain (loss)	2.04	(2.68)	(0.52)		0.29	(0.51)
Total operations	2.70	(2.01)	0.16		0.98	0.19
Distributions
From net investment income	(0.62)	(0.72)	(0.90)		(1.00)	(0.85)
From net realized gains	–	(0.14)	–	(b)	(0.12)	(0.26)
Total distributions	(0.62)	(0.86)	(0.90)		(1.12)	(1.11)
Net asset value
End of year	$7.95	$5.87	$8.74		$9.48	$9.62

Total return(c)	47.05%	(25.20%)	1.85%		10.95%	1.81%
Net assets end of year (000’s)	$187,509	$244,866	$308,893		$378,471	$421,010
Ratio and supplemental data
Expenses to average net assets	0.80%	0.79%	0.81%		0.82%	0.83%
Net investment income, to average net assets	9.38%	8.73%	7.25%		7.16%	6.92%
Portfolio turnover rate	85%	59%	70%		96%	51%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007		2006	2005
Net asset value
Beginning of year	$5.94	$8.83	$9.56		$9.70	$10.64
Investment operations
Net investment income(a)	0.64	0.66	0.66		0.67	0.68
Net realized and unrealized gain (loss)	2.07	(2.72)	(0.51)		0.29	(0.52)
Total operations	2.71	(2.06)	0.15		0.96	0.16
Distributions
From net investment income	(0.61)	(0.69)	(0.88)		(0.98)	(0.84)
From net realized gains	–	(0.14)	–	(b)	(0.12)	(0.26)
Total distributions	(0.61)	(0.83)	(0.88)		(1.10)	(1.10)
Net asset value
End of year	$8.04	$5.94	$8.83		$9.56	$9.70

Total return(c)	46.67%	(25.46%)	1.73%		10.62%	1.50%
Net assets end of year (000’s)	$26,405	$5,617	$10,028		$10,083	$7,825
Ratio and supplemental data
Expenses to average net assets	1.05%	1.04%	1.06%		1.07%	1.08%
Net investment income, to average net assets	8.75%	8.26%	7.01%		6.91%	6.66%
Portfolio turnover rate	85%	59%	70%		96%	51%
(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

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Financial Highlights

Transamerica Asset Allocation – Conservative VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.29	$11.49	$11.54	$11.43	$12.04
Investment operations
Net investment income(a),(c)	0.37	0.46	0.42	0.41	0.47
Net realized and unrealized gain (loss)	1.69	(2.75)	0.29	0.62	0.12
Total operations	2.06	(2.29)	0.71	1.03	0.59
Distributions
From net investment income	(0.40)	(0.31)	(0.34)	(0.38)	(0.32)
From net realized gains	(0.15)	(0.60)	(0.42)	(0.54)	(0.88)
Total distributions	(0.55)	(0.91)	(0.76)	(0.92)	(1.20)
Net asset value
End of year	$9.80	$8.29	$11.49	$11.54	$11.43

Total return(b)	25.22%	(21.18)%	6.38%	9.45%	5.18%

Net assets end of year (000’s)	$554,813	$497,129	$554,977	$527,618	$516,376
Ratio and supplemental data
Expenses to average net assets(d)	0.13%	0.14%	0.13%	0.13%	0.14%
Net investment income, to average net assets(c)	4.07%	4.47%	3.60%	3.54%	4.01%
Portfolio turnover rate(e)	25%	25%	43%	18%	40%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.24	$11.44	$11.50	$11.41	$12.03
Investment operations
Net investment income(a),(c)	0.37	0.48	0.40	0.40	0.47
Net realized and unrealized gain (loss)	1.65	(2.79)	0.28	0.60	0.10
Total operations	2.02	(2.31)	0.68	1.00	0.57
Distributions
From net investment income	(0.38)	(0.29)	(0.32)	(0.37)	(0.31)
From net realized gains	(0.15)	(0.60)	(0.42)	(0.54)	(0.88)
Total distributions	(0.53)	(0.89)	(0.74)	(0.91)	(1.19)
Net asset value
End of year	$9.73	$8.24	$11.44	$11.50	$11.41

Total return(b)	24.90%	(21.40)%	6.15%	9.14%	5.01%

Net assets end of year (000’s)	$823,054	$465,802	$392,969	$290,272	$172,601
Ratio and supplemental data
Expenses to average net assets(d)	0.38%	0.39%	0.38%	0.38%	0.39%
Net investment income, to average net assets(c)	4.10%	4.69%	3.48%	3.44%	4.03%
Portfolio turnover rate(e)	25%	25%	43%	18%	40%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d)  Does not include expenses of the investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying affiliated funds.

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Financial Highlights

Transamerica Asset Allocation – Growth VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.57	$13.77	$13.63	$12.84	$12.06
Investment operations
Net investment income(a),(c)	0.09	0.20	0.28	0.37	0.16
Net realized and unrealized gain (loss)	1.80	(5.02)	0.75	1.52	1.27
Total operations	1.89	(4.82)	1.03	1.89	1.43
Distributions
From net investment income	(0.20)	(0.30)	(0.33)	(0.13)	(0.06)
From net realized gains	(0.60)	(2.08)	(0.56)	(0.97)	(0.59)
Total distributions	(0.80)	(2.38)	(0.89)	(1.10)	(0.65)
Net asset value
End of year	$7.66	$6.57	$13.77	$13.63	$12.84

Total return(b)	29.82%	(39.63)%	7.76%	15.62%	12.24%

Net assets end of year (000’s)	$808,954	$658,400	$1,260,779	$1,198,596	$966,677
Ratio and supplemental data
Expenses to average net assets(d)	0.14%	0.14%	0.13%	0.14%	0.14%
Net investment income, to average net assets(c)	1.21%	1.94%	2.00%	2.75%	1.28%
Portfolio turnover rate(e)	18%	19%	26%	4%	41%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.52	$13.67	$13.54	$12.78	$12.03
Investment operations
Net investment income(a),(c)	0.06	0.17	0.26	0.34	0.13
Net realized and unrealized gain (loss)	1.79	(4.97)	0.73	1.50	1.26
Total operations	1.85	(4.80)	0.99	1.84	1.39
Distributions
From net investment income	(0.17)	(0.27)	(0.30)	(0.11)	(0.05)
From net realized gains	(0.59)	(2.08)	(0.56)	(0.97)	(0.59)
Total distributions	(0.76)	(2.35)	(0.86)	(1.08)	(0.64)
Net asset value
End of year	$7.61	$6.52	$13.67	$13.54	$12.78

Total return(b)	29.54%	(39.75)%	7.54%	15.28%	11.92%

Net assets end of year (000’s)	$215,166	$171,239	$411,079	$338,769	$213,215
Ratio and supplemental data
Expenses to average net assets(d)	0.39%	0.39%	0.38%	0.39%	0.39%
Net investment income, to average net assets(c)	0.98%	1.51%	1.86%	2.54%	1.06%
Portfolio turnover rate(e)	18%	19%	26%	4%	41%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d)  Does not include expenses of the investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying affiliated funds.

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Financial Highlights

Transamerica Asset Allocation – Moderate VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.36	$12.90	$12.66	$12.24	$12.10
Investment operations
Net investment income(a),(c)	0.32	0.50	0.40	0.44	0.40
Net realized and unrealized gain (loss)	1.83	(3.59)	0.57	0.89	0.46
Total operations	2.15	(3.09)	0.97	1.33	0.86
Distributions
From net investment income	(0.39)	(0.37)	(0.39)	(0.33)	(0.22)
From net realized gains	(0.35)	(1.08)	(0.34)	(0.58)	(0.50)
Total distributions	(0.74)	(1.45)	(0.73)	(0.91)	(0.72)
Net asset value
End of year	$9.77	$8.36	$12.90	$12.66	$12.24

Total return(b)	26.40%	(25.96)%	7.95%	11.48%	7.44%

Net assets end of year (000’s)	$1,101,652	$957,157	$1,550,984	$1,591,304	$1,509,579
Ratio and supplemental data
Expenses to average net assets(d)	0.13%	0.13%	0.13%	0.13%	0.14%
Net investment income, to average net assets(c)	3.63%	4.50%	3.10%	3.53%	3.36%
Portfolio turnover rate(e)	18%	23%	20%	3%	24%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.30	$12.83	$12.60	$12.20	$12.09
Investment operations
Net investment income(a),(c)	0.32	0.37	0.39	0.43	0.41
Net realized and unrealized gain (loss)	1.80	(3.47)	0.55	0.87	0.42
Total operations	2.12	(3.10)	0.94	1.30	0.83
Distributions
From net investment income	(0.37)	(0.35)	(0.37)	(0.32)	(0.22)
From net realized gains	(0.35)	(1.08)	(0.34)	(0.58)	(0.50)
Total distributions	(0.72)	(1.43)	(0.71)	(0.90)	(0.72)
Net asset value
End of year	$9.70	$8.30	$12.83	$12.60	$12.20

Total return(b)	26.20%	(26.19)%	7.73%	11.21%	7.13%

Net assets end of year (000’s)	$1,842,404	$1,190,212	$1,452,693	$1,043,139	$605,462
Ratio and supplemental data
Expenses to average net assets(d)	0.38%	0.38%	0.38%	0.38%	0.39%
Net investment income, to average net assets(c)	3.54%	3.36%	3.03%	3.44%	3.40%
Portfolio turnover rate(e)	18%	23%	20%	3%	24%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d)  Does not include expenses of the investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying affiliated funds.

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Financial Highlights

Transamerica Asset Allocation – Moderate Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.16	$14.07	$13.72	$12.80	$12.18
Investment operations
Net investment income(a),(c)	0.23	0.34	0.37	0.43	0.30
Net realized and unrealized gain (loss)	2.00	(4.58)	0.67	1.27	0.88
Total operations	2.23	(4.24)	1.04	1.70	1.18
Distributions
From net investment income	(0.30)	(0.34)	(0.34)	(0.22)	(0.14)
From net realized gains	(0.48)	(1.33)	(0.35)	(0.56)	(0.42)
Total distributions	(0.78)	(1.67)	(0.69)	(0.78)	(0.56)
Net asset value
End of year	$9.61	$8.16	$14.07	$13.72	$12.80

Total return(b)	28.16%	(32.76)%	7.81%	13.83%	9.91%

Net assets end of year (000’s)	$1,426,280	$1,217,825	$2,229,744	$2,277,269	$1,892,007
Ratio and supplemental data
Expenses to average net assets(d)	0.13%	0.13%	0.13%	0.13%	0.14%
Net investment income, to average net assets(c)	2.61%	2.94%	2.63%	3.25%	2.47%
Portfolio turnover rate(e)	13%	18%	24%	2%	23%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.09	$13.97	$13.64	$12.75	$12.15
Investment operations
Net investment income(a),(c)	0.21	0.34	0.37	0.42	0.29
Net realized and unrealized gain (loss)	1.98	(4.58)	0.63	1.24	0.86
Total operations	2.19	(4.24)	1.00	1.66	1.15
Distributions
From net investment income	(0.28)	(0.32)	(0.32)	(0.21)	(0.13)
From net realized gains	(0.48)	(1.32)	(0.35)	(0.56)	(0.42)
Total distributions	(0.76)	(1.64)	(0.67)	(0.77)	(0.55)
Net asset value
End of year	$9.52	$8.09	$13.97	$13.64	$12.75

Total return(b)	27.87%	(32.92)%	7.56%	13.54%	9.71%

Net assets end of year (000’s)	$3,289,225	$2,187,892	$2,797,290	$1,823,589	$858,857
Ratio and supplemental data
Expenses to average net assets(d)	0.38%	0.38%	0.38%	0.38%	0.39%
Net investment income, to average net assets(c)	2.49%	2.99%	2.64%	3.15%	2.40%
Portfolio turnover rate(e)	13%	18%	24%	2%	23%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying affiliated funds.

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Financial Highlights

Transamerica Balanced VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.38	$13.70	$12.25	$11.63	$11.77
Investment operations
Net investment income(a)	0.21	0.22	0.19	0.16	0.14
Net realized and unrealized gain (loss)	1.97	(4.36)	1.47	0.88	0.74
Total operations	2.18	(4.14)	1.66	1.04	0.88
Distributions
From net investment income	(0.16)	(0.21)	(0.15)	(0.12)	(0.16)
From net realized gains	(0.13)	(0.97)	(0.06)	(0.30)	(0.86)
Total distributions	(0.29)	(1.18)	(0.21)	(0.42)	(1.02)
Net asset value
End of year	$10.27	$8.38	$13.70	$12.25	$11.63

Total return(b)	26.30%	(32.40%)	13.61%	9.12%	7.96%
Net assets end of year (000’s)	$45,319	$36,361	$81,632	$71,949	$61,698
Ratio and supplemental data
Expenses to average net assets	0.91%	0.90%	0.89%	0.89%	0.94%
Net investment income, to average net assets	2.26%	1.89%	1.49%	1.32%	1.17%
Portfolio turnover rate	82%	67%	60%	47%	50%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.33	$13.64	$12.21	$11.61	$11.77
Investment operations
Net investment income(a)	0.18	0.19	0.16	0.13	0.11
Net realized and unrealized gain (loss)	1.96	(4.34)	1.46	0.87	0.74
Total operations	2.14	(4.15)	1.62	1.00	0.85
Distributions
From net investment income	(0.15)	(0.19)	(0.13)	(0.10)	(0.15)
From net realized gains	(0.13)	(0.97)	(0.06)	(0.30)	(0.86)
Total distributions	(0.28)	(1.16)	(0.19)	(0.40)	(1.01)
Net asset value
End of year	$10.19	$8.33	$13.64	$12.21	$11.61

Total return(b)	25.94%	(32.57%)	13.38%	8.74%	7.79%
Net assets end of year (000’s)	$56,181	$22,473	$20,711	$9,672	$3,791
Ratio and supplemental data
Expenses to average net assets	1.16%	1.15%	1.14%	1.14%	1.19%
Net investment income, to average net assets	1.98%	1.71%	1.25%	1.11%	0.91%
Portfolio turnover rate	82%	67%	60%	47%	50%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

110

Financial Highlights

Transamerica BlackRock Global Allocation VP

For a share outstanding throughout each period	Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment income(a),(e)	0.37
Net realized and unrealized gain	1.79
Total operations	2.16
Net asset value
End of period	$12.16

Total return(b)	21.60%	(h)

Net assets end of year (000’s)	$157,420
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.35%	(i)
Before reimbursement/fee waiver	0.40%	(i)
Net investment income, to average net assets(e)	4.74%	(i)
Portfolio turnover rate(f)	–%	(h)(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Rounds to less than 0.01%.

(h) Not annualized.

(i) Annualized.

111

Financial Highlights

Transamerica BlackRock Large Cap Value VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.09	$19.16	$20.80	$18.72	$17.17
Investment operations
Net investment income(a)	0.19	0.21	0.20	0.17	0.13
Net realized and unrealized gain (loss)	1.35	(6.18)	0.72	2.91	2.54
Total operations	1.54	(5.97)	0.92	3.08	2.67
Distributions
From net investment income	(0.17)	(0.15)	(0.20)	(0.10)	(0.12)
From net realized gains	–	(1.95)	(2.36)	(0.90)	(1.00)
Total distributions	(0.17)	(2.10)	(2.56)	(1.00)	(1.12)
Net asset value
End of year	$12.46	$11.09	$19.16	$20.80	$18.72

Total return(b)	13.99%	(33.89%)	4.64%	16.92%	15.94%
Net assets end of year (000’s)	$1,184,485	$712,006	$860,991	$1,054,389	$860,826
Ratio and supplemental data
Expenses to average net assets	0.84%	0.83%	0.85%	0.83%	0.84%
Net investment income, to average net assets	1.73%	1.38%	0.94%	0.86%	0.70%
Portfolio turnover rate	128%	85%	67%	60%	69%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.13	$19.21	$20.87	$18.81	$17.27
Investment operations
Net investment income(a)	0.17	0.17	0.14	0.13	0.09
Net realized and unrealized gain (loss)	1.35	(6.20)	0.73	2.91	2.57
Total operations	1.52	(6.03)	0.87	3.04	2.66
Distributions
From net investment income	(0.13)	(0.10)	(0.17)	(0.08)	(0.12)
From net realized gains	–	(1.95)	(2.36)	(0.90)	(1.00)
Total distributions	(0.13)	(2.05)	(2.53)	(0.98)	(1.12)
Net asset value
End of year	$12.52	$11.13	$19.21	$20.87	$18.81

Total return(b)	13.71%	(34.06%)	4.35%	16.62%	15.73%
Net assets end of year (000’s)	$37,502	$15,319	$33,514	$28,079	$14,908
Ratio and supplemental data
Expenses to average net assets	1.09%	1.08%	1.10%	1.08%	1.09%
Net investment income, to average net assets	1.47%	1.06%	0.70%	0.64%	0.49%
Portfolio turnover rate	128%	85%	67%	60%	69%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

112

Financial Highlights

Transamerica BlackRock Tactical Allocation VP

For a share outstanding throughout each period	Service Class May 1 to Dec 31, 2009(f)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment income(a),(c)	0.34
Net realized and unrealized gain	1.85
Total operations	2.19
Net asset value
End of period	$12.19

Total return(b)	21.90%	(g)
Net assets end of year (000’s)	$42,149
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.50%	(h)
Before reimbursement/fee waiver	0.61%	(h)
Net investment income, to average net assets(c)	4.36%	(h)
Portfolio turnover rate(e)	19%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying affiliated funds.

(f) Commenced operations on May 1, 2009.

(g) Not annualized.

(h) Annualized.

113

Financial Highlights

Transamerica Clarion Global Real Estate Securities VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$7.84	$19.64	$24.54	$19.77	$19.15
Investment operations
Net investment income(a)	0.23	0.38	0.36	0.35	0.27
Net realized and unrealized gain (loss)	2.39	(7.03)	(1.77)	7.45	2.20
Total operations	2.62	(6.65)	(1.41)	7.80	2.47
Distributions
From net investment income	–	(0.47)	(1.73)	(0.33)	(0.32)
From net realized gains	–	(4.68)	(1.76)	(2.70)	(1.53)
Total distributions	–	(5.15)	(3.49)	(3.03)	(1.85)
Net asset value
End of year	$10.46	$7.84	$19.64	$24.54	$19.77

Total return(b)	33.42%	(42.38%)	(6.70%)	42.27%	13.47%
Net assets end of year (000’s)	$493,900	$339,659	$667,356	$922,134	$599,134
Ratio and supplemental data
Expenses to average net assets	0.91%	0.87%	0.84%	0.84%	0.86%
Net investment income, to average net assets	2.73%	2.61%	1.51%	1.59%	1.41%
Portfolio turnover rate	61%	48%	60%	44%	103%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.15	$20.12	$25.06	$20.16	$19.53
Investment operations
Net investment income(a)	0.22	0.36	0.31	0.32	0.23
Net realized and unrealized gain (loss)	2.47	(7.27)	(1.80)	7.58	2.23
Total operations	2.69	(6.91)	(1.49)	7.90	2.46
Distributions
From net investment income	–	(0.38)	(1.69)	(0.30)	(0.30)
From net realized gains	–	(4.68)	(1.76)	(2.70)	(1.53)
Total distributions	–	(5.06)	(3.45)	(3.00)	(1.83)
Net asset value
End of year	$10.84	$8.15	$20.12	$25.06	$20.16

Total return(b)	33.01%	(42.49%)	(6.91%)	41.91%	13.18%
Net assets end of year (000’s)	$18,785	$14,810	$41,216	$53,276	$24,618
Ratio and supplemental data
Expenses to average net assets	1.16%	1.12%	1.09%	1.09%	1.11%
Net investment income, to average net assets	2.46%	2.35%	1.26%	1.39%	1.21%
Portfolio turnover rate	61%	48%	60%	44%	103%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

114

Financial Highlights

Transamerica Convertible Securities VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.21	$12.48	$12.03	$11.20	$12.24
Investment operations
Net investment income(a)	0.19	0.18	0.16	0.15	0.22
Net realized and unrealized gain (loss)	1.73	(4.05)	1.91	1.05	0.19
Total operations	1.92	(3.87)	2.07	1.20	0.41
Distributions
From net investment income	(0.27)	(0.18)	(0.26)	(0.19)	(0.27)
From net realized gains	–	(2.22)	(1.36)	(0.18)	(1.18)
Total distributions	(0.27)	(2.40)	(1.62)	(0.37)	(1.45)
Net asset value
End of year	$7.86	$6.21	$12.48	$12.03	$11.20

Total return(b)	31.30%	(36.87%)	18.63%	10.90%	3.88%
Net assets end of year (000’s)	$125,132	$156,137	$270,218	$429,852	$314,353
Ratio and supplemental data
Expenses to average net assets	0.82%	0.81%	0.79%	0.78%	0.79%
Net investment income, to average net assets	2.82%	1.88%	1.30%	1.26%	1.95%
Portfolio turnover rate	168%	97%	79%	64%	85%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.18	$12.42	$11.98	$11.17	$12.24
Investment operations
Net investment income(a)	0.17	0.14	0.13	0.12	0.19
Net realized and unrealized gain (loss)	1.73	(4.01)	1.91	1.04	0.18
Total operations	1.90	(3.87)	2.04	1.16	0.37
Distributions
From net investment income	(0.24)	(0.15)	(0.24)	(0.17)	(0.26)
From net realized gains	–	(2.22)	(1.36)	(0.18)	(1.18)
Total distributions	(0.24)	(2.37)	(1.60)	(0.35)	(1.44)
Net asset value
End of year	$7.84	$6.18	$12.42	$11.98	$11.17

Total return(b)	31.16%	(37.00%)	18.29%	10.65%	3.54%
Net assets end of year (000’s)	$12,160	$7,777	$18,157	$14,065	$10,710
Ratio and supplemental data
Expenses to average net assets	1.07%	1.06%	1.04%	1.03%	1.04%
Net investment income, to average net assets	2.48%	1.46%	1.02%	1.01%	1.65%
Portfolio turnover rate	168%	97%	79%	64%	85%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

115

Financial Highlights

Transamerica Diversified Equity VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$13.82	$25.01	$22.05	$18.81	$17.69
Investment operations
Net investment income(a)	0.22	0.41	0.31	0.27	0.21
Net realized and unrealized gain (loss)	3.67	(11.21)	3.02	3.23	1.10
Total operations	3.89	(10.80)	3.33	3.50	1.31
Distributions
From net investment income	(0.22)	(0.39)	(0.37)	(0.26)	(0.19)
Total distributions	(0.22)	(0.39)	(0.37)	(0.26)	(0.19)
Net asset value
End of year	$17.49	$13.82	$25.01	$22.05	$18.81

Total return(b)	28.32%	(43.67%)	15.24%	18.79%	7.47%
Net assets end of year (000’s)	$422,067	$288,218	$611,618	$598,312	$581,669
Ratio and supplemental data
Expenses to average net assets	0.91%	0.84%	0.85%	0.87%	0.90%
Net investment income, to average net assets	1.49%	2.03%	1.31%	1.35%	1.20%
Portfolio turnover rate	54%	18%	34%	59%	61%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$13.74	$24.85	$21.93	$18.73	$17.65
Investment operations
Net investment income(a)	0.18	0.37	0.26	0.21	0.16
Net realized and unrealized gain (loss)	3.63	(11.15)	2.99	3.23	1.10
Total operations	3.81	(10.78)	3.25	3.44	1.26
Distributions
From net investment income	(0.19)	(0.33)	(0.33)	(0.24)	(0.18)
Total distributions	(0.19)	(0.33)	(0.33)	(0.24)	(0.18)
Net asset value
End of year	$17.36	$13.74	$24.85	$21.93	$18.73

Total return(b)	27.85%	(43.81%)	14.98%	18.45%	7.23%
Net assets end of year (000’s)	$22,817	$8,498	$24,292	$16,329	$7,930
Ratio and supplemental data
Expenses to average net assets	1.16%	1.09%	1.10%	1.12%	1.15%
Net investment income, to average net assets	1.16%	1.83%	1.11%	1.02%	0.88%
Portfolio turnover rate	54%	18%	34%	59%	61%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

116

Financial Highlights

Transamerica Efficient Markets VP

For a share outstanding throughout each period	Initial Class				Service Class
	December 31, 2009		Nov 10 to Dec 31, 2008(i)		December 31, 2009		Nov 10 to Dec 31, 2008(i)
Net asset value
Beginning of year	$10.39		$10.00		$10.39		$10.00
Investment operations
Net investment income(a), (e)	0.27		0.10		0.25		0.11
Net realized and unrealized gain	1.62		0.29		1.61		0.28
Total operations	1.89		0.39		1.86		0.39
Distributions
From net investment income	(0.01)		–		(0.01)		–
From net realized gains	–	(b)	–		–	(b)	–
Total distributions	(0.01)		–		(0.01)		–
Net asset value
End of year	$12.27		$10.39		$12.24		$10.39

Total return(c)	18.15%		3.90%	(g)	17.86%		3.90%	(g)

Net assets end of year (000’s)	$831		$260		$26,854		$1,157
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.52%		0.52%	(h)	0.77%		0.77%	(h)
Before reimbursement/fee waiver	0.70%		17.77%	(h)	0.95%		18.02%	(h)
Net investment income, to average net assets(e)	2.42%		7.15%	(h)	2.20%		8.04%	(h)
Portfolio turnover rate(f)	37%		2%	(g)	37%		2%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than $(.01) per share.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

(i) Commenced operations on November 10, 2008.

117

Financial Highlights

Transamerica Federated Market Opportunity VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006		2005
Net asset value
Beginning of year	$13.37	$14.66	$15.40	$16.52		$17.59
Investment operations
Net investment income(a)	0.06	0.24	0.41	0.48		0.30
Net realized and unrealized gain (loss)	0.52	(0.85)	(0.50)	–	(b)	0.52
Total operations	0.58	(0.61)	(0.09)	0.48		0.82
Distributions
From net investment income	(0.45)	(0.68)	(0.58)	(0.28)		(0.40)
From net realized gains	(1.35)	–	(0.07)	(1.32)		(1.49)
Total distributions	(1.80)	(0.68)	(0.65)	(1.60)		(1.89)
Net asset value
End of year	$12.15	$13.37	$14.66	$15.40		$16.52

Total return(c)	4.20%	(4.53%)	(0.48%)	2.76%		4.96%
Net assets end of year (000’s)	$285,979	$298,449	$401,656	$518,866		$577,785
Ratio and supplemental data
Expenses to average net assets	0.84%	0.81%	0.82%	0.81%		0.83%
Net investment income, to average net assets	0.47%	1.64%	2.72%	2.94%		1.76%
Portfolio turnover rate	183%	290%	56%	91%		55%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$13.91	$15.20	$15.94	$17.05	$18.12
Investment operations
Net investment income(a)	0.05	0.21	0.38	0.45	0.27
Net realized and unrealized gain (loss)	0.52	(0.87)	(0.52)	0.01	0.54
Total operations	0.57	(0.66)	(0.14)	0.46	0.81
Distributions
From net investment income	(0.39)	(0.63)	(0.53)	(0.25)	(0.39)
From net realized gains	(1.35)	–	(0.07)	(1.32)	(1.49)
Total distributions	(1.74)	(0.63)	(0.60)	(1.57)	(1.88)
Net asset value
End of year	$12.74	$13.91	$15.20	$15.94	$17.05

Total return(c)	3.95%	(4.65%)	(0.70%)	2.47%	4.72%
Net assets end of year (000’s)	$13,590	$14,000	$25,139	$32,406	$32,851
Ratio and supplemental data
Expenses to average net assets	1.09%	1.06%	1.07%	1.06%	1.08%
Net investment income, to average net assets	0.31%	1.38%	2.48%	2.67%	1.54%
Portfolio turnover rate	183%	290%	56%	91%	55%

(a)  Calculated based on average number of shares outstanding.

(b)  Rounds to less than ($0.01) or $0.01.

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

118

Financial Highlights

Transamerica Focus VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$7.43	$13.88	$14.73	$14.71	$14.22
Investment operations
Net investment income(a)	0.07	0.18	0.16	0.18	0.10
Net realized and unrealized gain (loss)	1.99	(4.67)	(0.01)	2.26	0.48
Total operations	2.06	(4.49)	0.15	2.44	0.58
Distributions
From net investment income	(0.21)	(0.21)	(0.20)	(0.16)	(0.09)
From net realized gains	–	(1.75)	(0.80)	(2.26)	–
Total distributions	(0.21)	(1.96)	(1.00)	(2.42)	(0.09)
Net asset value
End of year	$9.28	$7.43	$13.88	$14.73	$14.71

Total return(b)	27.91%	(36.36%)	1.04%	18.56%	4.08%
Net assets end of year (000’s)	$156,691	$146,079	$297,425	$370,692	$379,373
Ratio and supplemental data
Expenses to average net assets	0.90%	0.86%	0.87%	0.88%	0.86%
Net investment income, to average net assets	0.94%	1.62%	1.11%	1.22%	0.68%
Portfolio turnover rate	131%	35%	15%	15%	33%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$7.41	$13.83	$14.69	$14.68	$14.21
Investment operations
Net investment income(a)	0.05	0.15	0.13	0.15	0.06
Net realized and unrealized gain (loss)	1.98	(4.66)	(0.02)	2.25	0.48
Total operations	2.03	(4.51)	0.11	2.40	0.54
Distributions
From net investment income	(0.17)	(0.16)	(0.17)	(0.13)	(0.07)
From net realized gains	–	(1.75)	(0.80)	(2.26)	–
Total distributions	(0.17)	(1.91)	(0.97)	(2.39)	(0.07)
Net asset value
End of year	$9.27	$7.41	$13.83	$14.69	$14.68

Total return(b)	27.57%	(36.54%)	0.77%	18.29%	3.81%
Net assets end of year (000’s)	$5,301	$4,065	$11,910	$12,810	$8,680
Ratio and supplemental data
Expenses to average net assets	1.15%	1.11%	1.12%	1.13%	1.11%
Net investment income, to average net assets	0.66%	1.35%	0.86%	0.99%	0.44%
Portfolio turnover rate	131%	35%	15%	15%	33%
(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts

119

Financial Highlights

Transamerica Foxhall Emerging Markets/Pacific Rim VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(h)		Service Class Jul 1 to Dec 31, 2009(h)

Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.12		0.38
Net realized and unrealized gain	0.84		0.56
Total operations	0.96		0.94
Net asset value
End of period	$10.96		$10.94

Total return(b)	9.60%	(f)	9.40%	(f)

Net assets end of period (000’s)	$12,102		$4,370
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(g)	1.25%	(g)
Before reimbursement/fee waiver	1.87%	(g)	2.12%	(g)
Net investment income, to average net assets(d)	2.29%	(g)	7.03%	(g)
Portfolio turnover rate(e)	207%	(f)	207%	(f)

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Does not include expenses of the investment companies in which the fund invests.

(d)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying funds.

(f)  Not annualized.

(g)  Annualized.

(h)  Commenced operations on July 1, 2009.

120

Financial Highlights

Transamerica Foxhall Global Conservative VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(i)		Service Class Jul 1 to Dec 31, 2009(i)

Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.09		0.17
Net realized and unrealized loss	—	(b)	(0.09)
Total operations	0.09		0.08
Net asset value
End of period	$10.09		$10.08

Total return(c)	0.90%	(g)	0.80%	(g)

Net assets end of period (000’s)	$1,880		$2,971
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	3.67%	(h)	3.92%	(h)
Net investment income, to average net assets(e)	1.80%	(h)	3.42%	(h)
Portfolio turnover rate(f)	198%	(g)	198%	(g)

(a)  Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Does not include expenses of the investment companies in which the fund invests.

(e)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f)  Does not include the portfolio activity of the underlying funds.

(g)  Not annualized.

(h)  Annualized.

(i)  Commenced operations on July 1, 2009.

121

Financial Highlights

Transamerica Foxhall Global Growth VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(h)		Service Class Jul 1 to Dec 31, 2009(h)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.11		0.30
Net realized and unrealized gain	0.92		0.71
Total operations	1.03		1.01
Net asset value
End of period	$11.03		$11.01

Total return(b)	10.30%	(f)	10.10%	(f)

Net assets end of period (000’s)	$12,318		$5,513
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(g)	1.25%	(g)
Before reimbursement/fee waiver	1.87%	(g)	2.12%	(g)
Net investment income, to average net assets(d)	2.04%	(g)	5.46%	(g)
Portfolio turnover rate(e)	255%	(f)	255%	(f)

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Does not include expenses of the investment companies in which the fund invests.

(d)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying funds.

(f)  Not annualized.

(g)  Annualized.

(h)  Commenced operations on July 1, 2009.

122

Financial Highlights

Transamerica Foxhall Global Hard Asset VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(h)		Service Class Jul 1 to Dec 31, 2009(h)

Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.07		0.23
Net realized and unrealized gain	0.27		0.10
Total operations	0.34		0.33
Net asset value
End of period	$10.34		$10.33

Total return(b)	3.40%	(f)	3.30%	(f)

Net assets end of period (000’s)	$7,065		$3,262
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(g)	1.25%	(g)
Before reimbursement/fee waiver	2.19%	(g)	2.44%	(g)
Net investment income, to average net assets(d)	1.30%	(g)	4.57%	(g)
Portfolio turnover rate(e)	248%	(f)	248%	(f)

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Does not include expenses of the investment companies in which the fund invests.

(d)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying funds.

(f)  Not annualized.

(g)  Annualized.

(h)  Commenced operations on July 1, 2009.

123

Financial Highlights

Transamerica Growth Opportunities VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008		2007	2006	2005
Net asset value
Beginning of year	$7.74	$18.18		$16.00	$15.69	$14.66
Investment operations
Net investment income (loss)(a)	– (b)	0.03		(0.01)	0.01	0.04
Net realized and unrealized gain (loss)	2.85	(6.12)		3.58	0.76	2.18
Total operations	2.85	(6.09)		3.57	0.77	2.22
Distributions
From net investment income	(0.03)	–		(0.01)	(0.04)	–
From net realized gains	–	(4.35)		(1.38)	(0.42)	(1.19)
Total distributions	(0.03)	(4.35)		(1.39)	(0.46)	(1.19)
Net asset value
End of year	$10.56	$7.74		$18.18	$16.00	$15.69

Total return(c)	36.86%	(40.90%)		23.09%	5.10%	16.23%
Net assets end of year (000’s)	$288,629	$180,962		$485,162	$478,963	$445,761
Ratio and supplemental data
Expenses to average net assets	0.88%	0.85%		0.83%	0.84%	0.86%
Net investment income (loss), to average net assets	0.04%	0.25%		(0.08%)	0.05%	0.30%
Portfolio turnover rate	60%	47%		73%	68%	44%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008		2007	2006	2005
Net asset value
Beginning of year	$7.64	$18.00		$15.88	$15.59	$14.61
Investment operations
Net investment loss(a)	(0.02)	–	(b)	(0.06)	(0.03)	–	(b)
Net realized and unrealized gain (loss)	2.81	(6.05)		3.56	0.75	2.17
Total operations	2.79	(6.05)		3.50	0.72	2.17
Distributions
From net investment income	–	–		–	(0.01)	–
From net realized gains	–	(4.31)		(1.38)	(0.42)	(1.19)
Total distributions	–	(4.31)		(1.38)	(0.43)	(1.19)
Net asset value
End of year	$10.43	$7.64		$18.00	$15.88	$15.59

Total return(c)	36.52%	(41.06%)		22.74%	4.90%	15.93%
Net assets end of year (000’s)	$11,126	$7,425		$20,062	$16,847	$14,980
Ratio and supplemental data
Expenses to average net assets	1.13%	1.10%		1.08%	1.09%	1.11%
Net investment loss, to average net assets	(0.20%)	–%	(d)	(0.33%)	(0.20%)	0.03%
Portfolio turnover rate	60%	47%		73%	68%	44%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Rounds to less than (0.01%) or 0.01%.

124

Financial Highlights

Transamerica Hanlon Balanced VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.49		0.62
Net realized and unrealized gain	0.91		0.76
Total operations	1.40		1.38
Net asset value
End of period	$11.40		$11.38

Total return(b)	14.00%	(g)	13.80%	(g)

Net assets end of year (000’s)	$5,067		$3,186
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	2.06%	(h)	2.31%	(h)
Net investment income, to average net assets(e)	6.78%	(h)	8.50%	(h)
Portfolio turnover rate(f)	48%	(g)	48%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

125

Financial Highlights

Transamerica Hanlon Growth VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.48		0.62
Net realized and unrealized gain	1.04		0.88
Total operations	1.52		1.50
Net asset value
End of period	$11.52		$11.50

Total return(b)	15.20%	(g)	15.00%	(g)

Net assets end of year (000’s)	$10,661		$2,093
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	1.53%	(h)	1.78%	(h)
Net investment income, to average net assets(e)	6.64%	(h)	8.51%	(h)
Portfolio turnover rate(f)	68%	(g)	68%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

126

Financial Highlights

Transamerica Hanlon Growth and Income VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.48		0.58
Net realized and unrealized gain	0.95		0.84
Total operations	1.43		1.42
Net asset value
End of period	$11.43		$11.42

Total return(b)	14.30%	(g)	14.20%	(g)

Net assets end of year (000’s)	$6,712		$2,285
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	1.88%	(h)	2.13%	(h)
Net investment income, to average net assets(e)	6.73%	(h)	8.02%	(h)
Portfolio turnover rate(f)	56%	(g)	56%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

127

Financial Highlights

Transamerica Hanlon Managed Income VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.35		0.39
Net realized and unrealized gain	0.74		0.69
Total operations	1.09		1.08
Net asset value
End of period	$11.09		$11.08

Total return(b)	10.90%	(g)	10.80%	(g)

Net assets end of year (000’s)	$17,794		$19,495
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	1.32%	(h)	1.57%	(h)
Net investment income, to average net assets(e)	4.90%	(h)	5.29%	(h)
Portfolio turnover rate(f)	99%	(g)	99%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

128

Financial Highlights

Transamerica Index 35 VP

For a share outstanding throughout each period	Initial Class Nov 19 to Dec 31, 2009(h)		Service Class Nov 19 to Dec 31, 2009(h)
Net asset value
Beginning of year	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.07		0.10
Net realized and unrealized gain	(0.07)		(0.10)
Total operations	0.00		0.00
Net asset value
End of period	$10.00		$10.00

Total return(b)	–%	(f)	–%	(f)

Net assets end of year (000’s)	$250		$1,755
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.37%	(g)	0.62%	(g)
Before reimbursement/fee waiver	27.72%	(g)	27.97%	(g)
Net investment income, to average net assets(d)	5.92%	(g)	8.60%	(g)
Portfolio turnover rate(e)	1%	(f)	1%	(f)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying funds.

(f) Not annualized.

(g) Annualized.

(h) Commenced operations on November 19, 2009.

129

Financial Highlights

Transamerica Index 50 VP

For a share outstanding throughout each period	Initial Class			Service Class
	December 31, 2009	May 1 to Dec 31, 2008(h)		December 31, 2009	May 1 to Dec 31, 2008(h)
Net asset value
Beginning of year	$8.28	$10.00		$8.26	$10.00
Investment operations
Net investment income(a),(d)	0.26	0.25		0.28	0.38
Net realized and unrealized gain (loss)	1.12	(1.97)		1.08	(2.12)
Total operations	1.38	(1.72)		1.36	(1.74)
Distributions
From net investment income	(0.03)	—		(0.02)	—
Total distributions	(0.03)	—		(0.02)	—
Net asset value
End of year	$9.63	$8.28		$9.60	$8.26

Total return(b)	16.62%	(17.20)%	(f)	16.53%	(17.40)%	(f)

Net assets end of year (000’s)	$378	$315		$191,443	$22,471
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.37%	0.37%	(g)	0.62%	0.62%	(g)
Before reimbursement/fee waiver	0.38%	1.23%	(g)	0.63%	1.48%	(g)
Net investment income, to average net assets(d)	2.91%	4.21%	(g)	3.09%	7.06%	(g)
Portfolio turnover rate(e)	27%	17%	(f)	27%	17%	(f)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying funds.

(f) Not annualized.

(g) Annualized.

(h) Commenced operations on May 1, 2008.

130

Financial Highlights

Transamerica Index 75 VP

For a share outstanding throughout each period	Initial Class				Service Class
	December 31, 2009		May 1 to Dec 31, 2008(i)		December 31, 2009		May 1 to Dec 31, 2008(i)
Net asset value
Beginning of year	$7.31		$10.00		$7.29		$10.00
Investment operations
Net investment income(a),(e)	0.16		0.33		0.23		0.38
Net realized and unrealized gain (loss)	1.57		(3.02)		1.46		(3.09)
Total operations	1.73		(2.69)		1.69		(2.71)
Distributions
From net investment income	(0.03)		—		(0.03)		—
From net realized gains	—	(b)	—		—	(b)	—
Total distributions	(0.03)		—		(0.03)		—
Net asset value
End of year	$9.01		$7.31		$8.95		$7.29

Total return(c)	23.68%		(26.90)%	(g)	23.18%		(27.10)%	(g)

Net assets end of year (000’s)	$1,016		$2		$431,394		$57
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.37%		0.37%	(h)	0.62%		0.62%	(h)
Before reimbursement/fee waiver	0.35%		0.67%	(h)	0.60%		0.92%	(h)
Net investment income, to average net assets(e)	2.17%		6.63%	(h)	2.75%		7.71%	(h)
Portfolio turnover rate(f)	24%		11%	(g)	24%		11%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

(i) Commenced operations on May 1, 2008.

131

Financial Highlights

Transamerica Index 100 VP

For a share outstanding throughout each period
	Initial Class Nov 19 to Dec 31, 2009(h)		Service Class Nov 19 to Dec 31, 2009(h)
Net asset value
Beginning of year	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.10		0.14
Net realized and unrealized gain	0.16		0.12
Total operations	0.26		0.26
Net asset value
End of period	$10.26		$10.26

Total return(b)	2.60%	(f)	2.60%	(f)

Net assets end of year (000’s)	$257		$640
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.40%	(g)	0.65%	(g)
Before reimbursement/fee waiver	61.05%	(g)	61.30%	(g)
Net investment income, to average net assets(d)	8.52%	(g)	12.07%	(g)
Portfolio turnover rate(e)	7%	(f)	7%	(f)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying funds.

(f) Not annualized.

(g) Annualized.

(h) Commenced operations on November 19, 2009.

132

Financial Highlights

Transamerica International Moderate Growth VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,				May 1 to Dec 31, 2006(h)
	2009	2008	2007
Net asset value
Beginning of year	$6.72	$11.12	$10.43		$10.00
Investment operations
Net investment income(a),(c)	0.25	0.26	0.56		0.85
Net realized and unrealized gain (loss)	1.73	(4.14)	0.34		(0.42)
Total operations	1.98	(3.88)	0.90		0.43
Distributions
From net investment income	(0.20)	(0.21)	(0.13)		—
From net realized gains	—	(0.31)	(0.08)		—
Total distributions	(0.20)	(0.52)	(0.21)		—
Net asset value
End of year	$8.50	$6.72	$11.12		$10.43

Total return(b)	29.69%	(36.12)%	8.69%		4.30%	(f)

Net assets end of year (000’s)	$19,430	$15,195	$24,495		$7,516
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.14%	0.15%	0.19%	(i)	0.25%	(g)
Before reimbursement/fee waiver	0.14%	0.15%	0.19%	(i)	0.39%	(g)
Net investment income, to average net assets(c)	3.43%	2.76%	5.05%		12.92%	(g)
Portfolio turnover rate(e)	31%	19%	1%		1%	(f)

For a share outstanding throughout each period	Service Class
	Year Ended December 31,				May 1 to Dec 31, 2006(h)
	2009	2008	2007
Net asset value
Beginning of year	$6.68	$11.08	$10.41		$10.00
Investment operations
Net investment income(a),(c)	0.25	0.28	0.57		0.84
Net realized and unrealized gain (loss)	1.70	(4.17)	0.31		(0.43)
Total operations	1.95	(3.89)	0.88		0.41
Distributions
From net investment income	(0.19)	(0.20)	(0.13)		—
From net realized gains	—	(0.31)	(0.08)		—
Total distributions	(0.19)	(0.51)	(0.21)		—
Net asset value
End of year	$8.44	$6.68	$11.08		$10.41

Total return(b)	29.33%	(36.32)%	8.49%		4.10%	(f)

Net assets end of year (000’s)	$422,402	$255,872	$225,620		$44,053
Ratio and supplemental data

Expenses to average net assets(d)
After reimbursement/fee waiver	0.39%	0.40%	0.44%	(i)	0.50%	(g)
Before reimbursement/fee waiver	0.39%	0.40%	0.44%	(i)	0.64%	(g)
Net investment income, to average net assets(c)	3.40%	3.08%	5.18%		12.63%	(g)
Portfolio turnover rate(e)	31%	19%	1%		1%	(f)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

133

(c) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying affiliated funds.

(f) Not annualized.

(g) Annualized.

(h) Commenced operations on May 1, 2006.

(i) Ratio is inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

134

Financial Highlights

Transamerica Jennison Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008		2007	2006	2005
Net asset value
Beginning of year	$5.00	$8.25		$7.86	$8.55	$8.01
Investment operations
Net investment income (loss)(a)	0.01	0.02		0.01	0.01	(0.01)
Net realized and unrealized gain (loss)	2.04	(2.99)		0.86	0.08	1.07
Total operations	2.05	(2.97)		0.87	0.09	1.06
Distributions
From net investment income	(0.01)	(0.01)		(0.01)	–	(0.02)
From net realized gains	–	(0.27)		(0.47)	(0.78)	(0.50)
Total distributions	(0.01)	(0.28)		(0.48)	(0.78)	(0.52)
Net asset value
End of year	$7.04	$5.00		$8.25	$7.86	$8.55

Total return(c)	41.00%	(37.01%)		11.51%	1.96%	13.79%
Net assets end of year (000's)	$476,900	$192,623		$161,847	$145,174	$152,630
Ratio and supplemental data
Expenses to average net assets	0.85%	0.86%		0.86%	0.87%	0.87%
Net investment income (loss), to average net assets	0.16%	0.29%		0.16%	0.07%	(0.14%)
Portfolio turnover rate	76%	74%		72%	78%	67%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008		2007	2006	2005
Net asset value
Beginning of year	$4.94	$8.16		$7.79	$8.51	$7.98
Investment operations
Net investment loss(a)	(0.01)	–	(b)	(0.01)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	2.02	(2.95)		0.85	0.08	1.06
Total operations	2.01	(2.95)		0.84	0.06	1.03
Distributions
From net investment income	–	–		–	–	–	(b)
From net realized gains	–	(0.27)		(0.47)	(0.78)	(0.50)
Total distributions	–	(0.27)		(0.47)	(0.78)	(0.50)
Net asset value
End of year	$6.95	$4.94		$8.16	$7.79	$8.51

Total return(c)	40.69%	(37.11%)		11.28%	1.60%	13.52%
Net assets end of year (000's)	$3,324	$695		$1,223	$838	$469
Ratio and supplemental data
Expenses to average net assets	1.10%	1.11%		1.11%	1.12%	1.12%
Net investment income (loss), to average net assets	(0.13%)	0.01%		(0.13%)	(0.21%)	(0.41%)
Portfolio turnover rate	76%	74%		72%	78%	67%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

135

Financial Highlights

Transamerica JPMorgan Core Bond VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.95	$11.81	$11.66	$11.83	$12.23
Investment operations
Net investment income(a)	0.73	0.58	0.52	0.53	0.54
Net realized and unrealized gain (loss)	0.40	0.06	0.26	(0.07)	(0.26)
Total operations	1.13	0.64	0.78	0.46	0.28
Distributions
From net investment income	(0.58)	(0.50)	(0.63)	(0.63)	(0.66)
From net realized gains	(0.09)	–	–	–	(0.02)
Total distributions	(0.67)	(0.50)	(0.63)	(0.63)	(0.68)
Net asset value
End of year	$12.41	$11.95	$11.81	$11.66	$11.83

Total return(b)	9.58%	5.58%	6.85%	3.92%	2.30%
Net assets end of year (000's)	$159,532	$135,307	$142,788	$157,167	$185,820
Ratio and supplemental data
Expenses to average net assets	0.57%	0.55%	0.58%	0.57%	0.59%
Net investment income, to average net assets	5.95%	4.88%	4.46%	4.54%	4.42%
Portfolio turnover rate	18%	28%	4%	5%	6%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$12.58	$12.43	$12.24	$12.41	$12.81
Investment operations
Net investment income(a)	0.74	0.58	0.52	0.53	0.53
Net realized and unrealized gain (loss)	0.43	0.06	0.27	(0.09)	(0.27)
Total operations	1.17	0.64	0.79	0.44	0.26
Distributions
From net investment income	(0.55)	(0.49)	(0.60)	(0.61)	(0.64)
From net realized gains	(0.09)	–	–	–	(0.02)
Total distributions	(0.64)	(0.49)	(0.60)	(0.61)	(0.66)
Net asset value
End of year	$13.11	$12.58	$12.43	$12.24	$12.41

Total return(b)	9.38%	5.25%	6.61%	3.63%	2.07%
Net assets end of year (000's)	$16,511	$13,957	$11,460	$10,591	$8,293
Ratio and supplemental data
Expenses to average net assets	0.82%	0.80%	0.83%	0.82%	0.84%
Net investment income, to average net assets	5.73%	4.65%	4.21%	4.29%	4.16%
Portfolio turnover rate	18%	28%	4%	5%	6%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

136

Financial Highlights

Transamerica JPMorgan Enhanced Index VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.15	$16.43	$16.35	$14.34	$14.04
Investment operations
Net investment income(a)	0.14	0.20	0.19	0.17	0.13
Net realized and unrealized gain (loss)	2.26	(5.49)	0.56	2.01	0.35
Total operations	2.40	(5.29)	0.75	2.18	0.48
Distributions
From net investment income	(0.19)	(0.23)	(0.21)	(0.17)	(0.18)
From net realized gains	–	(2.76)	(0.46)	–	–
Total distributions	(0.19)	(2.99)	(0.67)	(0.17)	(0.18)
Net asset value
End of year	$10.36	$8.15	$16.43	$16.35	$14.34

Total return(b)	29.59%	(37.35%)	4.54%	15.31%	3.46%
Net assets end of year (000’s)	$107,759	$83,543	$164,761	$193,322	$200,857
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.84%	0.82%	0.81%	0.81%	0.83%
Before reimbursement/fee waiver	0.85%	0.82%	0.81%	0.81%	0.83%
Net investment income, to average net assets	1.57%	1.59%	1.13%	1.16%	0.95%
Portfolio turnover rate	117%	74%	55%	55%	42%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.17	$16.45	$16.37	$14.36	$14.08
Investment operations
Net investment income(a)	0.12	0.17	0.15	0.14	0.10
Net realized and unrealized gain (loss)	2.26	(5.50)	0.56	2.00	0.35
Total operations	2.38	(5.33)	0.71	2.14	0.45
Distributions
From net investment income	(0.15)	(0.19)	(0.17)	(0.13)	(0.17)
From net realized gains	–	(2.76)	(0.46)	–	–
Total distributions	(0.15)	(2.95)	(0.63)	(0.13)	(0.17)
Net asset value
End of year	$10.40	$8.17	$16.45	$16.37	$14.36

Total return(b)	29.32%	(37.52%)	4.30%	14.96%	3.20%
Net assets end of year (000’s)	$4,671	$3,116	$7,051	$6,851	$7,462
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.09%	1.07%	1.06%	1.06%	1.08%
Before reimbursement/fee waiver	1.10%	1.07%	1.06%	1.06%	1.08%
Net investment income, to average net assets	1.32%	1.32%	0.88%	0.91%	0.71%
Portfolio turnover rate	117%	74%	55%	55%	42%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

137

Financial Highlights

Transamerica JPMorgan Mid Cap Value VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.25	$15.79	$16.60	$15.89	$14.81
Investment operations
Net investment income(a)	0.18	0.19	0.19	0.17	0.13
Net realized and unrealized gain (loss)	2.22	(4.89)	0.29	2.39	1.22
Total operations	2.40	(4.70)	0.48	2.56	1.35
Distributions
From net investment income	(0.18)	(0.20)	(0.17)	(0.15)	(0.03)
From net realized gains	(0.31)	(1.64)	(1.12)	(1.70)	(0.24)
Total distributions	(0.49)	(1.84)	(1.29)	(1.85)	(0.27)
Net asset value
End of year	$11.16	$9.25	$15.79	$16.60	$15.89

Total return(b)	26.41%	(32.88%)	2.83%	17.25%	9.15%
Net assets end of year (000’s)	$238,019	$190,306	$336,861	$353,498	$338,377
Ratio and supplemental data
Expenses to average net assets	0.89%	0.88%	0.87%	0.88%	0.89%	(c)
Net investment income, to average net assets	1.85%	1.40%	1.10%	1.02%	0.82%
Portfolio turnover rate	34%	43%	45%	40%	68%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.22	$15.73	$16.54	$15.83	$14.77
Investment operations
Net investment income(a)	0.16	0.14	0.15	0.13	0.09
Net realized and unrealized gain (loss)	2.21	(4.87)	0.28	2.37	1.22
Total operations	2.37	(4.73)	0.43	2.50	1.31
Distributions
From net investment income	(0.13)	(0.14)	(0.12)	(0.09)	(0.01)
From net realized gains	(0.31)	(1.64)	(1.12)	(1.70)	(0.24)
Total distributions	(0.44)	(1.78)	(1.24)	(1.79)	(0.25)
Net asset value
End of year	$11.15	$9.22	$15.73	$16.54	$15.83

Total return(b)	26.12%	(33.08%)	2.53%	16.96%	8.86%
Net assets end of year (000’s)	$669	$161	$435	$516	$614
Ratio and supplemental data
Expenses to average net assets	1.14%	1.13%	1.12%	1.13%	1.14%	(c)
Net investment income, to average net assets	1.63%	1.08%	0.89%	0.77%	0.59%
Portfolio turnover rate	34%	43%	45%	40%	68%

(a)  Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Includes recaptured expense by the investment adviser. The impact of recaptured expense was 0.02%.

138

Financial Highlights

Transamerica MFS International Equity VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$4.98	$8.88	$10.03	$8.75	$8.61
Investment operations
Net investment income(a)	0.08	0.15	0.18	0.08	0.11
Net realized and unrealized gain (loss)	1.53	(3.04)	0.63	1.88	0.92
Total operations	1.61	(2.89)	0.81	1.96	1.03
Distributions
From net investment income	(0.15)	(0.13)	(0.10)	(0.14)	(0.07)
From net realized gains	—	(0.88)	(1.86)	(0.54)	(0.82)
Total distributions	(0.15)	(1.01)	(1.96)	(0.68)	(0.89)
Net asset value
End of year	$6.44	$4.98	$8.88	$10.03	$8.75

Total return(b)	32.68%	(35.29%)	9.15%	23.07%	12.86%
Net assets end of year (000’s)	$191,514	$167,025	$327,306	$354,278	$265,260
Ratio and supplemental data
Expenses to average net assets	1.08%	1.05%	1.05%	1.07%	1.10%
Net investment income, to average net assets	1.58%	2.03%	1.77%	0.79%	1.30%
Portfolio turnover rate	18%	26%	35%	138%	103%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$4.92	$8.80	$9.97	$8.70	$8.59
Investment operations
Net investment income(a)	0.06	0.12	0.12	0.05	0.08
Net realized and unrealized gain (loss)	1.51	(3.01)	0.66	1.89	0.91
Total operations	1.57	(2.89)	0.78	1.94	0.99
Distributions
From net investment income	(0.13)	(0.11)	(0.09)	(0.13)	(0.06)
From net realized gains	—	(0.88)	(1.86)	(0.54)	(0.82)
Total distributions	(0.13)	(0.99)	(1.95)	(0.67)	(0.88)
Net asset value
End of year	$6.36	$4.92	$8.80	$9.97	$8.70

Total return(b)	32.24%	(35.54%)	8.87%	22.92%	12.42%
Net assets end of year (000’s)	$13,324	$7,656	$14,658	$8,120	$3,850
Ratio and supplemental data
Expenses to average net assets	1.33%	1.30%	1.30%	1.32%	1.35%
Net investment income, to average net assets	1.17%	1.76%	1.27%	0.55%	0.97%
Portfolio turnover rate	18%	26%	35%	138%	103%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

139

Financial Highlights

Transamerica Money Market VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value
Beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00
Investment operations
Net investment income(a)	–	(b)	0.02	0.05	0.05	0.03
Total operations	–	(b)	0.02	0.05	0.05	0.03
Distributions
From net investment income	–	(b)	(0.02)	(0.05)	(0.05)	(0.03)
Total distributions	–	(b)	(0.02)	(0.05)	(0.05)	(0.03)
Net asset value
End of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total return(c)	0.13%		2.37%	4.91%	4.74%	2.89%
Net assets end of year (000’s)	$493,531		$806,629	$495,893	$454,784	$347,350
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.36%	(d)	0.41%	0.40%	0.40%	0.40%
Before reimbursement/fee waiver	0.43%	(d)	0.41%	0.40%	0.40%	0.40%
Net investment income, to average net assets	0.15%		2.31%	4.88%	4.69%	2.84%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value
Beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00
Investment operations
Net investment income(a)	–	(b)	0.02	0.05	0.04	0.03
Total operations	–	(b)	0.02	0.05	0.04	0.03
Distributions
From net investment income	–	(b)	(0.02)	(0.05)	(0.04)	(0.03)
Total distributions	–	(b)	(0.02)	(0.05)	(0.04)	(0.03)
Net asset value
End of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total return(c)	0.04%		2.28%	4.65%	4.48%	2.63%
Net assets end of year (000’s)	$250,760		$297,764	$94,703	$43,663	$29,402
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.46%	(d)	0.66%	0.65%	0.65%	0.65%
Before reimbursement/fee waiver	0.68%	(d)	0.66%	0.65%	0.65%	0.65%
Net investment income, to average net assets	0.04%		1.95%	4.62%	4.47%	2.69%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratios are inclusive of Treasury expense. The impact of this expense was 0.03% on the Initial Class and 0.02% on the Service Class.

140

Financial Highlights

Transamerica Morgan Stanley Active International Allocation VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value
Beginning of year	$8.73		$17.16	$15.29	$12.42	$11.30
Investment operations
Net investment income(a)	0.15		0.28	0.29	0.25	0.18
Net realized and unrealized gain (loss)	2.10		(6.34)	2.05	2.67	1.34
Total operations	2.25		(6.06)	2.34	2.92	1.52
Distributions
From net investment income	(0.02)		(0.49)	(0.47)	(0.05)	(0.40)
From net realized gains	(0.15)		(1.88)	–	–	–
Total distributions	(0.17)		(2.37)	(0.47)	(0.05)	(0.40)
Net asset value
End of year	$10.81		$8.73	$17.16	$15.29	$12.42

Total return(c)	25.88%		(38.83%)	15.60%	23.51%	13.79%
Net assets end of year (000’s)	$129,300		$120,650	$247,159	$230,638	$190,875
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.07%		1.07%	1.02%	0.94%	0.94%
Before reimbursement/fee waiver	1.12%		1.09%	1.04%	1.05%	1.12%
Net investment income, to average net assets	1.66%		2.08%	1.75%	1.84%	1.62%
Portfolio turnover rate	38%		27%	27%	17%	22%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value
Beginning of year	$8.70		$17.12	$15.28	$12.43	$11.32
Investment operations
Net investment income(a)	0.12		0.25	0.25	0.21	0.15
Net realized and unrealized gain (loss)	2.10		(6.33)	2.04	2.67	1.36
Total operations	2.22		(6.08)	2.29	2.88	1.51
Distributions
From net investment income	–	(b)	(0.46)	(0.45)	(0.03)	(0.40)
From net realized gains	(0.15)		(1.88)	–	–	–
Total distributions	(0.15)		(2.34)	(0.45)	(0.03)	(0.40)
Net asset value
End of year	$10.77		$8.70	$17.12	$15.28	$12.43

Total return(c)	25.68%		(39.05%)	15.27%	23.18%	13.61%
Net assets end of year (000’s)	$13,613		$9,046	$17,983	$12,147	$4,917
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.32%		1.32%	1.27%	1.19%	1.19%
Before reimbursement/fee waiver	1.37%		1.34%	1.29%	1.30%	1.37%
Net investment income, to average net assets	1.30%		1.84%	1.47%	1.48%	1.27%
Portfolio turnover rate	38%		27%	27%	17%	22%
(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

141

Financial Highlights

Transamerica Morgan Stanley Mid-Cap Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008		2007	2006		2005
Net asset value
Beginning of year	$13.59	$25.83		$21.08	$19.18		$17.85
Investment operations
Net investment income (loss)(a)	0.03	–	(b)	0.11	0.05		(0.02)
Net realized and unrealized gain (loss)	8.20	(11.80)		4.64	1.85		1.37
Total operations	8.23	(11.80)		4.75	1.90		1.35
Distributions
From net investment income	–	(0.44)		–	–		(0.02)
Total distributions	–	(0.44)		–	–		(0.02)
Net asset value
End of year	$21.82	$13.59		$25.83	$21.08		$19.18

Total return(c)	60.56%	(46.29%)		22.53%	9.91%		7.55%
Net assets end of year (000’s)	$437,513	$294,219		$648,069	$593,375		$642,496
Ratio and supplemental data
Expenses to average net assets	0.93%	0.87%		0.89%	0.89%		0.92%
Net investment income (loss), to average net assets	0.16%	0.03%		0.47%	0.24%		(0.13%)
Portfolio turnover rate	35%	39%		76%	65%		177%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008		2007	2006		2005
Net asset value
Beginning of year	$13.44	$25.56		$20.91	$19.07		$17.78
Investment operations
Net investment income (loss)(a)	(0.01)	(0.05)		0.05	–	(b)	(0.07)
Net realized and unrealized gain (loss)	8.09	(11.68)		4.60	1.84		1.36
Total operations	8.08	(11.73)		4.65	1.84		1.29
Distributions
From net investment income	–	(0.39)		–	–		–
Total distributions	–	(0.39)		–	–		–
Net asset value
End of year	$21.52	$13.44		$25.56	$20.91		$19.07

Total return(c)	60.12%	(46.44%)		22.24%	9.59%		7.31%
Net assets end of year (000’s)	$10,729	$4,363		$12,057	$6,634		$4,758
Ratio and supplemental data
Expenses to average net assets	1.18%	1.12%		1.14%	1.14%		1.17%
Net investment income (loss), to average net assets	(0.06%)	(0.22%)		0.21%	–%	(d)	(0.40%)
Portfolio turnover rate	35%	39%		76%	65%		177%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Rounds to less than (0.01%) or 0.01%.

142

Financial Highlights

Transamerica Multi Managed Large Cap Core VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.09	$19.04	$18.73	$18.23	$16.90
Investment operations
Net investment income(a)	0.10	0.18	0.19	0.15	0.14
Net realized and unrealized gain (loss)	4.02	(7.25)	1.50	1.59	1.43
Total operations	4.12	(7.07)	1.69	1.74	1.57
Distributions
From net investment income	(0.09)	(0.23)	(0.19)	(0.18)	(0.24)
From net realized gains	–	(2.65)	(1.19)	(1.06)	–
Total distributions	(0.09)	(2.88)	(1.38)	(1.24)	(0.24)
Net asset value
End of year	$13.12	$9.09	$19.04	$18.73	$18.23

Total return(b)	45.41%	(42.08%)	9.25%	10.33%	9.41%
Net assets end of year (000’s)	$199,996	$73,100	$153,192	$180,443	$208,119
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.84%	0.83%	0.82%	0.82%	0.82%
Before reimbursement/fee waiver	0.85%	0.83%	0.82%	0.82%	0.82%
Net investment income, to average net assets	0.91%	1.20%	0.97%	0.81%	0.84%
Portfolio turnover rate	73%	37%	37%	40%	50%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.27	$19.36	$19.04	$18.52	$17.19
Investment operations
Net investment income(a)	0.07	0.14	0.15	0.10	0.10
Net realized and unrealized gain (loss)	4.10	(7.38)	1.51	1.63	1.45
Total operations	4.17	(7.24)	1.66	1.73	1.55
Distributions
From net investment income	(0.08)	(0.20)	(0.15)	(0.15)	(0.22)
From net realized gains	–	(2.65)	(1.19)	(1.06)	–
Total distributions	(0.08)	(2.85)	(1.34)	(1.21)	(0.22)
Net asset value
End of year	$13.36	$9.27	$19.36	$19.04	$18.52

Total return(b)	45.09%	(42.20%)	8.94%	10.06%	9.12%
Net assets end of year (000’s)	$12,453	$1,852	$1,878	$1,428	$1,076
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.09%	1.08%	1.06%	1.07%	1.07%
Before reimbursement/fee waiver	1.10%	1.08%	1.06%	1.07%	1.07%
Net investment income, to average net assets	0.65%	0.98%	0.74%	0.55%	0.59%
Portfolio turnover rate	73%	37%	37%	40%	50%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

143

Financial Highlights

Transamerica PIMCO Total Return VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007		2006	2005
Net asset value
Beginning of year	$10.66	$11.65	$10.98		$10.91	$11.12
Investment operations
Net investment income(a)	0.52	0.55	0.50		0.45	0.36
Net realized and unrealized gain (loss)	1.16	(0.86)	0.46		–	(0.10)
Total operations	1.68	(0.31)	0.96		0.45	0.26
Distributions
From net investment income	(0.73)	(0.51)	(0.29)		(0.38)	(0.20)
From net realized gains	(0.36)	(0.17)	–	(b)	–	(0.27)
Total distributions	(1.09)	(0.68)	(0.29)		(0.38)	(0.47)
Net asset value
End of year	$11.25	$10.66	$11.65		$10.98	$10.91

Total return(c)	16.03%	(2.79%)	8.95%		4.21%	2.33%
Net assets end of year (000’s)	$1,365,123	$1,213,602	$1,292,286		$976,434	$726,038
Ratio and supplemental data
Expenses to average net assets	0.70%	0.70%	0.70%		0.73%	0.74%
Net investment income, to average net assets	4.62%	4.87%	4.47%		4.13%	3.28%
Portfolio turnover rate	729%	740%	728%		709%	387%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007		2006	2005
Net asset value
Beginning of year	$10.66	$11.67	$11.00		$10.93	$11.16
Investment operations
Net investment income(a)	0.48	0.51	0.47		0.42	0.34
Net realized and unrealized gain (loss)	1.17	(0.85)	0.47		0.01	(0.11)
Total operations	1.65	(0.34)	0.94		0.43	0.23
Distributions
From net investment income	(0.72)	(0.50)	(0.27)		(0.36)	(0.19)
From net realized gains	(0.36)	(0.17)	–	(b)	–	(0.27)
Total distributions	(1.08)	(0.67)	(0.27)		(0.36)	(0.46)
Net asset value
End of year	$11.23	$10.66	$11.67		$11.00	$10.93

Total return(c)	15.75%	(3.07%)	8.80%		3.90%	2.03%
Net assets end of year (000’s)	$248,133	$65,268	$32,336		$24,957	$23,661
Ratio and supplemental data
Expenses to average net assets	0.95%	0.95%	0.95%		0.98%	0.99%
Net investment income, to average net assets	4.28%	4.55%	4.23%		3.86%	3.10%
Portfolio turnover rate	729%	740%	728%		709%	387%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

144

Financial Highlights

Transamerica ProFund UltraBear VP

For a share outstanding throughout each period	Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment loss(a), (e)	(0.05)
Net realized and unrealized loss	(4.27)
Total operations	(4.32)
Net asset value
End of period	$5.68

Total return(b)	(43.20%)	(g)
Net assets end of year (000’s)	$995
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.23%	(h)
Before reimbursement/fee waiver	12.53%	(h)
Net investment loss, to average net assets(e)	(1.21%)	(h)
Portfolio turnover rate(f)	—%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

145

Financial Highlights

Transamerica Small/Mid Cap Value VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.60	$22.10	$19.58	$18.33	$16.94
Investment operations
Net investment income(a)	0.14	0.28	0.34	0.19	0.16
Net realized and unrealized gain (loss)	4.84	(8.43)	4.35	2.94	2.11
Total operations	4.98	(8.15)	4.69	3.13	2.27
Distributions
From net investment income	(0.44)	(0.29)	(0.21)	(0.18)	(0.08)
From net realized gains	–	(2.06)	(1.96)	(1.70)	(0.80)
Total distributions	(0.44)	(2.35)	(2.17)	(1.88)	(0.88)
Net asset value
End of year	$16.14	$11.60	$22.10	$19.58	$18.33

Total return(b)	43.21%	(40.86%)	24.74%	18.05%	13.56%
Net assets end of year (000’s)	$222,235	$175,980	$463,795	$409,879	$407,351
Ratio and supplemental data
Expenses to average net assets	0.88%	0.86%	0.85%	0.86%	0.86%
Net investment income, to average net assets	1.03%	1.52%	1.57%	0.98%	0.92%
Portfolio turnover rate	89%	60%	18%	24%	33%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.49	$21.94	$19.48	$18.26	$16.92
Investment operations
Net investment income(a)	0.12	0.23	0.27	0.14	0.15
Net realized and unrealized gain (loss)	4.78	(8.36)	4.33	2.94	2.06
Total operations	4.90	(8.13)	4.60	3.08	2.21
Distributions
From net investment income	(0.38)	(0.26)	(0.18)	(0.16)	(0.07)
From net realized gains	–	(2.06)	(1.96)	(1.70)	(0.80)
Total distributions	(0.38)	(2.32)	(2.14)	(1.86)	(0.87)
Net asset value
End of year	$16.01	$11.49	$21.94	$19.48	$18.26

Total return(b)	42.90%	(41.05%)	24.39%	17.82%	13.26%
Net assets end of year (000’s)	$24,407	$12,628	$31,226	$15,822	$10,717
Ratio and supplemental data
Expenses to average net assets	1.13%	1.11%	1.10%	1.11%	1.11%
Net investment income, to average net assets	0.91%	1.29%	1.27%	0.73%	0.82%
Portfolio turnover rate	89%	60%	18%	24%	33%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

146

Financial Highlights

Transamerica T. Rowe Price Small Cap VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$5.27	$10.27	$10.36	$11.08	$12.35
Investment operations
Net investment loss(a)	(0.01)	(0.01)	(0.04)	(0.05)	(0.04)
Net realized and unrealized gain (loss)	2.02	(3.04)	1.03	0.35	1.21
Total operations	2.01	(3.05)	0.99	0.30	1.17
Distributions
From net realized gains	(0.25)	(1.95)	(1.08)	(1.02)	(2.44)
Total distributions	(0.25)	(1.95)	(1.08)	(1.02)	(2.44)
Net asset value
End of year	$7.03	$5.27	$10.27	$10.36	$11.08

Total return(b)	38.70%	(36.25%)	9.61%	3.59%	10.61%
Net assets end of year (000’s)	$128,238	$102,260	$224,187	$253,644	$326,681
Ratio and supplemental data
Expenses to average net assets	0.88%	0.83%	0.82%	0.84%	0.81%
Net investment loss, to average net assets	(0.26%)	(0.13%)	(0.40%)	(0.48%)	(0.36%)
Portfolio turnover rate	34%	30%	45%	34%	49%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$5.19	$10.14	$10.25	$11.00	$12.30
Investment operations
Net investment loss(a)	(0.03)	(0.03)	(0.07)	(0.08)	(0.07)
Net realized and unrealized gain (loss)	1.99	(3.00)	1.01	0.35	1.21
Total operations	1.96	(3.03)	0.94	0.27	1.14
Distributions
From net realized gains	(0.25)	(1.92)	(1.05)	(1.02)	(2.44)
Total distributions	(0.25)	(1.92)	(1.05)	(1.02)	(2.44)
Net asset value
End of year	$6.90	$5.19	$10.14	$10.25	$11.00

Total return(b)	38.33%	(36.40%)	9.27%	3.34%	10.40%
Net assets end of year (000’s)	$14,382	$7,434	$16,329	$17,411	$16,877
Ratio and supplemental data
Expenses to average net assets	1.13%	1.08%	1.07%	1.09%	1.06%
Net investment loss, to average net assets	(0.48%)	(0.38%)	(0.64%)	(0.73%)	(0.63%)
Portfolio turnover rate	34%	30%	45%	34%	49%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

147

Financial Highlights

Transamerica Third Avenue Value VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.50	$21.75	$26.33	$24.22	$20.98
Investment operations
Net investment income(a)	0.13	0.17	0.27	0.25	0.17
Net realized and unrealized gain (loss)	2.78	(7.09)	0.07	3.49	3.74
Total operations	2.91	(6.92)	0.34	3.74	3.91
Distributions
From net investment income	–	(0.70)	(1.07)	(0.21)	(0.12)
From net realized gains	(0.69)	(5.63)	(3.85)	(1.42)	(0.55)
Total distributions	(0.69)	(6.33)	(4.92)	(1.63)	(0.67)
Net asset value
End of year	$10.72	$8.50	$21.75	$26.33	$24.22

Total return(b)	34.88%	(41.15%)	1.20%	16.07%	18.81%
Net assets end of year (000’s)	$185,277	$160,338	$358,128	$1,121,918	$971,322
Ratio and supplemental data
Expenses to average net assets	0.92%	0.88%	0.87%	0.86%	0.87%
Net investment income, to average net assets	1.36%	1.06%	1.05%	1.00%	0.74%
Portfolio turnover rate	8%	13%	13%	17%	19%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.50	$21.70	$26.30	$24.21	$21.02
Investment operations
Net investment income(a)	0.10	0.14	0.19	0.19	0.12
Net realized and unrealized gain (loss)	2.78	(7.09)	0.08	3.49	3.73
Total operations	2.88	(6.95)	0.27	3.68	3.85
Distributions
From net investment income	–	(0.62)	(1.02)	(0.17)	(0.11)
From net realized gains	(0.69)	(5.63)	(3.85)	(1.42)	(0.55)
Total distributions	(0.69)	(6.25)	(4.87)	(1.59)	(0.66)
Net asset value
End of year	$10.69	$8.50	$21.70	$26.30	$24.21

Total return(b)	34.52%	(41.28%)	0.94%	15.78%	18.47%
Net assets end of year (000’s)	$19,759	$16,916	$52,218	$53,118	$36,086
Ratio and supplemental data
Expenses to average net assets	1.17%	1.13%	1.12%	1.11%	1.12%
Net investment income, to average net assets	1.12%	0.83%	0.74%	0.74%	0.53%
Portfolio turnover rate	8%	13%	13%	17%	19%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

148

Financial Highlights

Transamerica U.S. Government Securities VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$12.64	$12.00	$11.86	$11.94	$12.32
Investment operations
Net investment income(a)	0.39	0.44	0.54	0.52	0.43
Net realized and unrealized gain (loss)	0.17	0.47	0.16	(0.14)	(0.15)
Total operations	0.56	0.91	0.70	0.38	0.28
Distributions
From net investment income	(0.31)	(0.27)	(0.56)	(0.44)	(0.50)
From net realized gains	–	–	–	(0.02)	(0.16)
Total distributions	(0.31)	(0.27)	(0.56)	(0.46)	(0.66)
Net asset value
End of year	$12.89	$12.64	$12.00	$11.86	$11.94

Total return(b)	4.47%	7.66%	6.05%	3.27%	2.23%
Net assets end of year (000’s)	$202,820	$247,964	$149,664	$164,070	$186,335
Ratio and supplemental data
Expenses to average net assets	0.61%	0.60%	0.62%	0.62%	0.67%
Net investment income, to average net assets	3.09%	3.60%	4.56%	4.41%	3.50%
Portfolio turnover rate	157%	200%	170%	184%	92%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$12.86	$12.23	$12.09	$12.18	$12.53
Investment operations
Net investment income(a)	0.37	0.39	0.52	0.51	0.41
Net realized and unrealized gain (loss)	0.16	0.51	0.16	(0.14)	(0.16)
Total operations	0.53	0.90	0.68	0.37	0.25
Distributions
From net investment income	(0.29)	(0.27)	(0.54)	(0.44)	(0.44)
From net realized gains	–	–	–	(0.02)	(0.16)
Total distributions	(0.29)	(0.27)	(0.54)	(0.46)	(0.60)
Net asset value
End of year	$13.10	$12.86	$12.23	$12.09	$12.18

Total return(b)	4.20%	7.42%	5.78%	3.06%	1.98%
Net assets end of year (000’s)	$468,117	$620,178	$26,213	$8,572	$7,558
Ratio and supplemental data
Expenses to average net assets	0.86%	0.85%	0.87%	0.87%	0.92%
Net investment income, to average net assets	2.84%	3.14%	4.29%	4.27%	3.27%
Portfolio turnover rate	157%	200%	170%	184%	92%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

149

Financial Highlights

Transamerica WMC Diversified Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$14.98	$28.90	$25.95	$23.87	$20.88
Investment operations
Net investment income (loss)(a)	0.10	0.15	0.05	0.01	(0.02)
Net realized and unrealized gain (loss)	4.26	(13.09)	4.07	2.07	3.43
Total operations	4.36	(12.94)	4.12	2.08	3.41
Distributions
From net investment income	(0.16)	(0.06)	(0.01)	–	(0.08)
From net realized gains	–	(0.92)	(1.16)	–	(0.34)
Total distributions	(0.16)	(0.98)	(1.17)	–	(0.42)
Net asset value
End of year	$19.18	$14.98	$28.90	$25.95	$23.87

Total return(b)	29.20%	(46.00%)	16.29%	8.71%	16.54%
Net assets end of year (000’s)	$1,727,961	$1,442,534	$2,938,220	$3,324,168	$1,670,310
Ratio and supplemental data
Expenses to average net assets	0.79%	0.76%	0.76%	0.77%	0.80%
Net investment income (loss), to average net assets	0.63%	0.63%	0.18%	0.04%	(0.10%)
Portfolio turnover rate	43%	33%	38%	47%	34%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$14.80	$28.59	$25.73	$23.73	$20.80
Investment operations
Net investment income (loss)(a)	0.06	0.08	(0.02)	(0.05)	(0.07)
Net realized and unrealized gain (loss)	4.21	(12.95)	4.04	2.05	3.40
Total operations	4.27	(12.87)	4.02	2.00	3.33
Distributions
From net investment income	(0.08)	–	–	–	(0.06)
From net realized gains	–	(0.92)	(1.16)	–	(0.34)
Total distributions	(0.08)	(0.92)	(1.16)	–	(0.40)
Net asset value
End of year	$18.99	$14.80	$28.59	$25.73	$23.73

Total return(b)	28.90%	(46.17%)	16.04%	8.38%	16.28%
Net assets end of year (000’s)	$29,463	$23,553	$69,701	$64,730	$37,784
Ratio and supplemental data
Expenses to average net assets	1.04%	1.01%	1.01%	1.02%	1.05%
Net investment income (loss), to average net assets	0.37%	0.35%	(0.07%)	(0.22%)	(0.35%)
Portfolio turnover rate	43%	33%	38%	47%	34%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

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Financial Highlights

Transamerica WMC Diversified Growth II VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$4.70	$10.32	$9.50	$9.49	$11.66
Investment operations
Net investment income(a)	0.06	0.09	0.06	0.05	0.04
Net realized and unrealized gain (loss)	1.48	(4.28)	1.55	0.72	1.62
Total operations	1.54	(4.19)	1.61	0.77	1.66
Distributions
From net investment income	(0.08)	(0.07)	(0.05)	(0.04)	(0.14)
From net realized gains	–	(1.36)	(0.74)	(0.72)	(3.69)
Total distributions	(0.08)	(1.43)	(0.79)	(0.76)	(3.83)
Net asset value
End of year	$6.16	$4.70	$10.32	$9.50	$9.49

Total return(b)	32.95%	(45.59%)	17.72%	8.76%	17.29%
Net assets end of year (000’s)	$14,019	$10,956	$21,551	$19,409	$19,991
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Before reimbursement/fee waiver	0.56%	0.47%	0.47%	0.45%	0.44%
Net investment income, to average net assets	1.07%	1.08%	0.64%	0.49%	0.36%
Portfolio turnover rate	46%	32%	47%	19%	29%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

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Transamerica Series Trust

P.O. Box 9012

Clearwater, FL 33758-9012

Customer Service: 1-888-233-4339

ADDITIONAL INFORMATION about these portfolios is contained in the Statement of Additional Information, dated May 1, 2010, and in the annual and semi-annual reports to shareholders. The Statement of Additional Information is incorporated by reference into this prospectus. Other information about these portfolios has been filed with and is available from the U.S. Securities and Exchange Commission (“SEC”). Information about the portfolios (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Copies of this information may be obtained upon payment of a duplication fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549-0102. Reports and other information about the portfolios are also available on the SEC’s Internet site at http://www.sec.gov.

To obtain a copy of the Statement of Additional Information or the annual and semi-annual reports, without charge, or to request other information or make other inquiries about these portfolios, call 1-888-233-4339. In the Transamerica Series Trust’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the portfolios’ performance during the last fiscal year.

The Investment Company Act File Number for Transamerica Series Trust is 811-04419.

www.transamericafunds.com Distributor: Transamerica Capital, Inc.

Transamerica Series Trust

PROSPECTUS

May 1, 2010

Fund

Transamerica Money Market VP
Transamerica WMC Diversified Growth VP

None of the portfolios of Transamerica Series Trust have a ticker symbol.

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Not insured by FDIC or any federal government agency.	May lose value.	Not a deposit of or guaranteed by any bank, bank affiliate, or credit union.

Information contained in this prospectus may apply to portfolios of Transamerica Series Trust not offered in your policy or contract.

Transamerica Money Market VP

Investment Objective: Seeks maximum current income from money market securities consistent with liquidity and preservation of principal.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[a]
	Class of Shares
	Initial	Service
Management fees	0.35%	0.35%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.06%	0.06%
Total annual fund operating expenses	0.41%	0.66%

a Annual portfolio operating expenses have been restated to reflect expenses for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$42	$164	$298	$687
Service	$67	$211	$368	$822

Principal Investment Strategies: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), invests the portfolio's assets in the following high quality, short-term U.S. dollar-denominated money market instruments:

• short-term corporate obligations, including commercial paper, notes and bonds

• obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

• obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

• repurchase agreements involving any of the securities mentioned above

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. Each security, at the time of purchase by the portfolio, has been determined by the sub-adviser to present minimal credit risk.

As a money market fund, the portfolio tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification, liquidity and maturity of its investments. If, after purchase, the credit rating on a security held by the portfolio is downgraded or the credit quality deteriorates, or if the maturity on a security is extended, the portfolio's sub-adviser or Board of Trustees (where required by applicable regulations) will decide whether the security should be held or sold.

Principal Risks: An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, the portfolio could underperform other short-term debt instruments or money market funds, or you could lose money. The portfolio is subject to the following principal investment risks (in alphabetical order).

• Bank Obligations – To the extent the portfolio invests in U.S. bank obligations, the portfolio will be more susceptible to adverse events affecting the U.S. banking industry. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks’ profitability.

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• Credit – An issuer or obligor of a security held by the portfolio or a counterparty to a financial contract with the portfolio may default or its credit may be downgraded, or the value of assets underlying a security may decline. Subordinated securities will be disproportionately affected by a default or downgrade.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Interest Rate – The interest rates on short-term obligations held in the fund will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rates. The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Redemption – The portfolio may experience periods of heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the portfolio could have an adverse impact on the remaining shareholders in the portfolio. In addition, the portfolio may suspend redemptions when permitted by applicable regulations.

• Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the portfolio could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the portfolio's ability to dispose of the underlying securities may be restricted.

• U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.

• Yield – The amount of income you receive from the portfolio will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the portfolio's expenses could absorb all or a significant portion of the portfolio's income. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the portfolio’s yield.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares. Performance reflects any fee waivers

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or expense reimbursements in effect during the relevant periods. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2000	1.62%
Worst Quarter:	12/31/2009	0.00%

7-DAY YIELD

(as of December 31, 2009)

Initial Class = 0.01%

Service Class = 0.01%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on October 2, 1996)	0.13%	3.00%	2.83%
Service Class (commenced operations on May 1, 2003)	0.04%	2.81%	2.25%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Transamerica Investment Management, LLC

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the

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intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica WMC Diversified Growth VP

Investment Objective: Seeks to maximize long-term growth.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.72%	0.72%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.07%	0.07%
Total annual fund operating expenses	0.79%	1.04%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 81	$285	$505	$1,141
Service	$106	$331	$574	$1,271

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 43% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio invests, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria.

The portfolio’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. A "bottom-up" approach is looking at individual companies against the context of broader market factors.

Wellington Management continually monitors every company in the portfolio’s portfolio for fundamental attractiveness. The portfolio typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities,

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they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Focused Investing – To the extent the portfolio invests in a limited number of issuers, changes in the value of individual securities may have a significant impact on your investment.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

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Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Funds, Inc., which employed different investment strategies.

Prior to April 9, 2010, the portfolio was named Transamerica Equity VP, had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	18.98%
Worst Quarter:	12/31/2008	-24.19%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on December 31, 1980)	29.20%	0.55%	-1.01%
Service Class (commenced operations on May 1, 2003)	28.90%	0.29%	5.59%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	37.21%	1.63%	-3.99%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Wellington Management Company, LLP

Portfolio Manager:

Paul E. Marrkand, CFA, Portfolio Manager since 2010

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to

7

the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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More On The Portfolios’ Strategies And Investments

The following provides additional information regarding the portfolios’ strategies and investments described at the front of the prospectus. Information contained in this prospectus may apply to portfolios of Transamerica Series Trust not offered in your policy or contract. Except as otherwise expressly stated for a particular portfolio in this prospectus or in the statement of additional information or as required by law, there is no limit on the amount of a portfolio’s assets that may be invested in a particular type of security or investment.

Transamerica AEGON High Yield Bond VP: The portfolio's sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's net assets in high-yield/high-risk bonds (commonly known as “junk bonds”).

Junk bonds are high risk debt securities rated in medium or lower rating categories or determined by AUIM to be of comparable quality.

AUIM’s strategy is to seek to achieve yields as high as possible while seeking to manage risk. AUIM uses a “top-down/bottom-up” approach in managing the portfolio's assets. The “top-down” approach is to adjust the risk profile of the portfolio. AUIM analyzes four factors that affect the movement of fixed-income bond prices which include: economic indicators; technical indicators that are specific to the high-yield market; investor sentiment and valuation. Analysis of these factors assists AUIM in its decision regarding the portfolio's allocations.

AUIM has developed a proprietary credit model that is the foundation of its “bottom-up” analysis. The model tracks historical cash flow numbers and calculates credit financial ratios. Because high-yield companies are of higher financial risk, AUIM does a thorough credit analysis of all companies in the portfolio, as well as all potential acquisitions.

Each potential buy and sell candidate is analyzed by AUIM from both the “top-down” and “bottom-up” strategies. An industry may look attractive in one area, but not the other. They can review the results of their analysis and decide whether or not to proceed with a transaction.

AUIM may sell portfolio securities when it determines there are changes in economic indicators, technical indicators or valuation.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Asset Allocation – Conservative VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 35% of assets in equities, which may include both stocks and commodity-related securities, and 65% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying funds that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolios, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

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It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other fund investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Asset Allocation – Growth VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

• Under normal circumstances, it expects to invest primarily in underlying portfolios that invest in equities, which may include both stocks and commodity-related securities.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), historical performance, global markets’ current valuations, and other global economic factors.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Asset Allocation – Moderate VP: The portfolio seeks its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 50% of assets in equities, which may include both stocks and commodity-related securities, and 50% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

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As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Asset Allocation – Moderate Growth VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 70% of assets in equities, which may include both stocks and commodity-related securities, and 30% of assets in fixed-income, which may include bonds, cash, cash equivalents and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Balanced VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio's objective by investing, under normal circumstances, primarily in common stocks and high quality bonds with maturities of less than 30 years. TIM allocates the portfolio's assets between equity and debt securities based on its assessment of current business and investment conditions. However, at all times, the portfolio will hold at least 25% of its assets in non-convertible fixed-income securities. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments.

TIM normally invests in a portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM’s equity and fixed-income management teams work together to build a portfolio of growth stocks combined with bonds that TIM considers to be of good credit quality purchased at favorable prices.

TIM uses a “bottom up” approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM’s opinion.

Equity Investments

TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term, above-average rate of return. In projecting free cash flows and determining earnings potential and valuation, TIM uses multiple factors such as:

• the quality of the management team;

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• the company’s ability to earn returns on capital in excess of the cost of capital;

• competitive barriers to entry; and

• the financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments

TIM’s bond management team seeks out bonds with credit strength of the quality that it believes could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. TIM analyzes this market information daily, negotiating each trade and buying bonds at what TIM considers to be the best available prices.

The portfolio may invest in mortgage-backed securities and lower-rated bonds. The portfolio may also invest in derivative securities, including futures, options and options on futures, swaps and foreign securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica BlackRock Global Allocation VP: The Fund seeks to achieve its objective by investing in both equity and debt securities, including money market securities and other short-term securities or instruments, of issuers located around the world. There is no limit on the percentage of assets the Fund can invest in a particular type of security. Generally, the Fund seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. Except as described below, the Fund has no geographic limits on where its investments may be located. This flexibility allows Fund management to look for investments in markets around the world that it believes will provide the best relative asset allocation to meet the Fund’s objective. The Fund may invest in securities of any market capitalization. The Fund may also invest in REITs.

Fund management uses the Fund’s investment flexibility to create a portfolio of assets that, over time, tends to be relatively balanced between equity and debt securities and that is widely diversified among many individual investments. While the Fund can, and does, look for investments in all the markets of the world, it will typically invest a majority of its assets in the securities of companies and governments located in North and South America, Europe, Australia and the Far East. In addition to investing in foreign securities, the Fund actively manages its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. From time to time, the Fund may own foreign cash equivalents or foreign bank deposits as part of the Fund’s investment strategy. The Fund will also invest in non-U.S. currencies, however, the Fund may underweight or overweight a currency based on the Fund management team’s outlook. The Fund may also invest in non-convertible debt securities. Non-convertible debt securities will generally be longer-term securities with the potential for capital appreciation through changes in interest rates, exchange rates or the general perception of the creditworthiness of issuers in certain countries.

The Fund’s composite Reference Benchmark has at all times since the Fund’s formation included a 40% weighting in non-U.S. securities. Throughout its history, the Fund has maintained a weighting in non-US securities, often exceeding the 40% Benchmark weighting and rarely falling below this allocation. Under normal circumstances, the Fund anticipates it will continue to allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by Fund management, in which case the Fund would invest at least 30%) — of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes the Fund may deviate very substantially from the allocation described above.

The Fund may invest a portion of its assets in securities related to real assets (like real estate or precious metals-related securities) such as stock, bonds or convertible bonds issued by real estate investment trusts or companies that mine precious metals.

The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles that exclusively invest in precious metals,

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which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. The Fund may also gain exposure to commodity markets by investing in the Subsidiary. The Subsidiary invests primarily in commodity-related instruments. BlackRock is the manager of the Subsidiary. The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The Fund will limit its investments in the Subsidiary to 25% of its net assets.

The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, BlackRock, in managing the Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described in detail in the SAI. The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Board regarding the Subsidiary’s compliance with its policies and procedures. The Fund and Subsidiary test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary complies with asset segregation requirements to the same extent as the Fund.

BlackRock provides investment management and other services to the Subsidiary. BlackRock does not receive separate compensation from the Subsidiary for providing it with investment management or administrative services. However, the Fund pays BlackRock based on the Fund’s assets, including the assets invested in the Subsidiary. The Subsidiary will also enter into separate contracts for the provision of custody, transfer agency, and audit services with the same or with affiliates of the same service providers that provide those services to the Fund. The financial statements of the Subsidiary will be consolidated with the Fund’s financial statements in the Fund’s Annual and Semi-Annual Reports. The Fund’s Annual and Semi-Annual Reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated in the Fund's prospectus.

In making investment decisions, Fund management tries to identify the long term trends and changes that could benefit particular markets and/or industries relative to other markets and industries. Fund management will consider a variety of factors when selecting the markets, such as the rate of economic growth, natural resources, capital reinvestment and the social and political environment.

In deciding between equity and debt investments, Fund management looks at a number of factors, such as the relative opportunity for capital appreciation, capital recovery risk, dividend yields and the level of interest rates paid on debt securities of different maturities. Dividend yield is a common stock’s annualized dividend stream divided by the stock’s current price, which represents the stock’s current expected rate of current income.

In selecting real assets (like real estate or precious metals-related securities), Fund management identifies real assets that it believes will increase in value because of economic trends and cycles or political or other events.

In selecting stocks and other securities that are convertible into stocks, Fund management emphasizes stocks that it believes are undervalued. Fund management places particular emphasis on companies with below average price/earnings ratios or that may pay above average dividends.

Fund management will invest in “junk” bonds, corporate loans and distressed securities only when it believes that they will provide an attractive total return, relative to their risk, as compared to higher quality debt securities. Distressed securities are securities that are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition or are rated in the lowest rating categories by at least one independent rating agency (CC or lower by S&P or Fitch or Ca or lower by Moody’s), or if unrated, judged to be of comparable quality by Fund management.

Fund management will invest in distressed securities when Fund management believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that the Fund will generally achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization.

Transamerica BlackRock Large Cap Value VP: The portfolio's sub-adviser, BlackRock Investment Management, LLC (“BlackRock”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's net assets in equity securities of large cap companies. The portfolio considers a large cap company to be one which, at the time of purchase, has a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Value Index. As of December 31, 2009, the lowest market capitalization in this group was approximately $6.084 billion.

The portfolio may invest in foreign securities that are represented by American Depositary Receipts. The portfolio may invest in convertible securities, preferred stocks, illiquid securities, and U.S. government debt securities.

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The portfolio will seek to outperform the Russell 1000® Value Index by investing in equity securities that BlackRock believes are selling at below normal valuations. The portfolio emphasizes value-oriented investments.

In selecting securities for the portfolio from its benchmark universe, BlackRock uses a proprietary multi-factor quantitative model. The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth. BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation.

A company’s stock price relative to its earnings and book value, among other factors, is also examined—if BlackRock believes that a company is overvalued, it will not be considered as an investment for any fund. After the initial screening is done, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations. “Fundamental analysis” is a method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an “index” portfolio. In seeking to outperform the benchmark, however, BlackRock reviews potential investments using certain criteria that are based on the securities in the relevant index. These criteria currently include the following:

• Relative price to earnings and price to book ratios

• Stability and quality of earnings

• Earnings momentum and growth

• Weighted median market capitalization of the portfolio

• Allocation among the economic sectors of the portfolio as compared to the applicable index

• Weighted individual stocks within the applicable index

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to the risk with respect to the depository institution holding the cash.

Transamerica BlackRock Tactical Allocation VP: BlackRock Financial Management, Inc. (“BlackRock”), the portfolio’s sub-adviser, seeks to achieve the portfolio’s objective by investing its assets in a combination of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

• Under normal circumstances, the portfolio’s investments in equity funds will vary between 40% and 90% of the portfolio’s net assets, with the remaining portion invested in fixed-income funds, which may include money market funds. Equity exposure increases with higher 10-year swap rates and lower implied volatility. Equity exposure decreases with lower swap rates and higher implied volatility.

• The portfolio’s target level of equity exposure is determined monthly by a proprietary tactical asset allocation model based on specified market factors, such as the 10-year swap rate and implied volatility. The model was provided to Transamerica Asset Management, Inc., the portfolio’s investment adviser, by an affiliated insurance company and is used by that company to develop and price insurance policies and variable annuity contracts. The model is run on the first business day of each month and produces the target equity allocation for the month.

• BlackRock may not vary or override the target level equity exposure regardless of their view of the market outlook. Based on the model’s target allocation, BlackRock selects among the underlying equity and fixed-income funds and rebalances the portfolio’s assets among the underlying portfolios to maintain the target weightings. BlackRock may choose to invest a portion of the portfolio’s assets in one or more underlying portfolios which they sub-advise.

• The equity funds may have fixed-income exposure and the fixed-income funds could likewise have equity exposure. Such exposures are not considered by the model and could impact the performance of the underlying portfolios and the portfolio.

• The portfolio may also invest directly in securities, including U.S. government securities, short-term commercial paper, cash and cash equivalents.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the

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portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

Transamerica Clarion Global Real Estate Securities VP: Under normal circumstances, the portfolio's sub-adviser, ING Clarion Real Estate Securities, LLC (“Clarion”), will invest at least 80% of the portfolio's net assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Clarion considers issuers principally engaged in the real estate industries to be companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's portfolio will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in equity securities of real estate companies which include common stocks of large-, mid- and small-sized issuers, including real estate investment trusts (“REITs”), and convertible securities.

Clarion uses a disciplined two-step process for constructing the portfolio's portfolio. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-backed securities such as pass through certificates, real estate mortgage investment conduit (“REMIC”) certificates, and collateralized mortgage obligations (“CMOs”), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

This portfolio is non-diversified.

Transamerica Convertible Securities VP: The portfolio’s sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the portfolio’s net assets in convertible securities across the credit spectrum. Convertible securities are fixed-income securities that convert into shares of common stock of their issuer.

Convertible securities perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. TIM may also invest the portfolio’s assets in other types of securities, including common stock.

TIM may invest the portfolio’s assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may, but not need, invest in derivatives. TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio’s exposure to changing security prices or other factors that affect security values.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Diversified Equity VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), invests, under normal circumstances, at least 80% of the portfolio's net assets in domestic equity securities. TIM uses an intrinsic valuation discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term, above-average rate of return. The portfolio typically limits its holdings to fewer than 60 companies.

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TIM uses a “bottom-up” approach to investing. It studies industry and economic trends, but focuses on researching individual companies. As part of TIM’s strategy, the portfolio's portfolio is constructed one company at a time. Each company passes through a rigorous research process and stands on its own merits as a viable investment in TIM’s opinion.

In projecting cash flows and determining earnings potential, TIM uses multiple factors such as:

• the quality of the management team

• the company’s ability to earn returns on capital in excess of the cost of capital

• competitive barriers to entry

• the financial condition of the company

In seeking to achieve the portfolio's goal, TIM may invest in securities issued by companies of all sizes. Generally, however, TIM will invest in the securities of companies whose market capitalization (total market value of publicly traded securities) is greater than $500 million.

Consistent with the portfolio's objectives and other policies, TIM may, but need not, invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Efficient Markets VP: The portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), seeks to achieve the portfolio’s objective by investing its assets in a combination of underlying exchange traded funds (“ETFs”) and institutional mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, it expects to allocate substantially all of its assets among the underlying portfolios to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 65% of portfolio assets in institutional mutual funds that invest primarily in equities and 35% of portfolio assets in ETFs that investment primarily in bonds. These percentages may vary. The underlying institutional mutual funds in which the portfolio may invest consist of domestic equity, international equity and value equity funds.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying portfolio based on what it considers to be prudent diversification principles. It seeks to utilize the principle of efficient markets, which assumes that market prices reflect values and information accurately and quickly, in implementing the portfolio’s strategy.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying portfolios that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

It is expected that the portfolio will hold at least four underlying ETFs and six underlying institutional mutual funds. The portfolio may invest in one or more underlying portfolios that may also invest in other funds. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolios at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

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As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio may invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Federated Market Opportunity VP: The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (“Federated”), pursues the portfolio's investment objective by investing, under normal circumstances, in domestic and foreign securities that Federated deems to be undervalued or out-of-favor, and other investments detailed in the strategy below which may include maintaining a cash position invested in traditional cash instruments. Federated can position the fund with respect to various asset classes or individual securities in a net long or a net short position.

Federated’s investment management approach may be described as contrarian in nature because the sub-adviser anticipates that it will invest in out-of-favor securities or deviate from the consensus view on markets in general, a sector, or individual securities.

The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. The portfolio generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships, or “revert to the mean.”

With regard to equity securities, Federated primarily uses the “value” style of investing and selects securities primarily utilizing a “bottom-up” approach to security analysis but also secondarily considers “top-down” analysis and sector allocation. Federated does not generally consider the composition of market indices in its selection of equity securities. Federated’s use of the “value” style of investing seeks to identify and select securities that, in Federated’s opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer’s industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company. Lastly, Federated assembles a portfolio of securities by considering sector allocations. Sectors are broad categories of companies with similar characteristics. Federated determines the sector allocation of the portfolio's portfolio primarily based upon its opinion as to which sectors are, as a whole, priced at a low market valuation when compared with other sectors, and which are currently out-of-favor. Depending on its outlook, Federated may take a short position in a particular asset class, security or other investment.

Federated uses technical analysis of the market as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

Federated may increase the portfolio's cash position if Federated is unable to find a sufficient number of attractive securities. Additionally, Federated anticipates normally keeping a portion of the portfolio's portfolio in cash in order to readily take advantage of buying opportunities, to increase current income or in an effort to preserve capital. The portfolio's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

When investing in fixed-income securities, Federated invests in asset classes within the fixed-income market that it believes offer the best relative value. When searching for asset classes within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. Such asset classes may include non-investment-grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations, as well as U.S. Treasury securities and other investment-grade securities. With regard to non-dollar denominated fixed-income securities, Federated also considers the currency appreciation potential of a given market. The fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities in order to increase or decrease its exposure to foreign interest rate and/or currency

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markets. Federated is not constrained by any duration or maturity range or credit quality when investing the fixed-income portion of the fund.

In addition to investing in equity and fixed-income securities, the portfolio may invest in the following in attempting to achieve its investment objective:

• derivative contracts or hybrid instruments;

• ETFs; and

• investments which give the fund exposure to the price of movement of gold, silver or other precious metals.

The portfolio may also purchase shares of ETFs in order to achieve exposure to a specific region, country, commodity or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in hybrid instruments or derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The portfolio may, for example, use derivative contracts to:

• obtain premiums from the sale of derivative contracts (e.g., write a put option on a security);

• realize gains from trading a derivative contract (e.g., buy a put option in anticipation of a decrease in an underlying security); or

• hedge against potential losses. For example, the portfolio may buy put options on stock indices or individual stocks (even if the stocks are not held by the portfolio) in an attempt to hedge against a decline in stock price.

There can be no assurance that the portfolio's use of derivative contracts or hybrid instruments will work as intended.

The fund may gain exposure to commodities by investing in hybrid instruments. For example, the fund may invest in hybrid instruments which are structured as interest-bearing notes whose amount paid at maturity is determined by the price of an underlying commodity or by the performance of a commodity index. Such commodities may include precious metals (e.g., gold, silver), industrial metals, (e.g., copper, nickel), agricultural and livestock commodities (e.g., wheat, pork), and energy related commodities (e.g., crude oil and natural gas). Finally, the fund may invest in derivatives contracts as part of its hedging strategies. For example, the fund may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which the fund may invest directly.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Focus VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio's objective by investing, under normal circumstances, primarily in domestic equity securities that, in TIM’s opinion, are trading at a material discount to intrinsic value. TIM assesses intrinsic value primarily through discounted cash flow analysis, though acquisition and comparable company valuation analyses may be used to a lesser extent. The portfolio will generally invest in domestic equity securities of any size. The portfolio may also invest up to 10% of its assets in short sale positions. The portfolio may invest up to 20% of its assets in convertible and non-convertible high-yield debt securities rated below investment grade.

TIM will use a “bottom-up” approach to investing. It studies industry and economic trends, but focuses on researching individual companies. The portfolio will be constructed one company at a time. Each company will pass through a research process and stand on its own merits as a viable investment in TIM’s opinion.

TIM’s equity management team seeks to identify U.S. companies showing:

• strong potential for shareholder value creation

• high barriers to competition

• solid free cash flow generating ability

• excellent capital allocation discipline

• experienced management aligned with shareholder interests

TIM seeks out dominant business franchises where the long-term, value-creating potential has not fully been recognized by the market.

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Consistent with the portfolio's objective and other policies, the portfolio may invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

In the event TIM is unable to identify sufficient investments that meet the portfolio's criteria, the portfolio may maintain a balance in cash and cash equivalents that may range up to 40% of total assets.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

This portfolio is non-diversified.

Transamerica Foxhall Emerging Markets/Pacific Rim VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting the market during recessionary trends.

• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, at least 80% of its net assets in ETFs that provide exposure to equity, fixed-income, currency or physical commodities that are economically tied to emerging markets or the Pacific Rim. A company, instrument or product is considered economically tied to emerging markets or the Pacific Rim if it meets one or more of the following criteria:

• principal securities trading in the securities market of an emerging market or a Pacific Rim country

• significant share of their total revenue from either goods or services produced or sales made in emerging markets or a Pacific Rim country

• significant portion of their assets in emerging markets or a Pacific Rim country

• organized under the laws of, or with principal offices in, an emerging market or Pacific Rim country

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

Countries that are considered emerging markets include but are not limited to the following:

Brazil  China   South Africa

Russia   India   South Korea

Countries that are considered Pacific Rim countries include but are not limited to the following:

Taiwan   Japan   Singapore

Malaysia Hong Kong New Zealand

• If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest,

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directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

The portfolio will normally be invested in at least six ETFs during a long-term market uptrend from the Foxhall Emerging Markets/Pacific Rim market segment. It will generally hold fewer in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Foxhall Global Conservative VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting markets during recessionary trends.

• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, approximately 75% of its net assets in ETFs representing debt securities of various maturities and credit quality, of companies and governments worldwide, commodities, foreign or U.S. currency and money market instruments, and approximately 25% of its net assets in ETFs representing stocks in companies all over the world. These percentages may vary.

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

• If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall has established internal guidelines for the fixed-income and equity components of its allocations. The fixed-income allocation is made up of one segment (bonds), while the equity allocation is comprised of three equity segments (developed markets, emerging markets and hard assets (such as real estate, precious metals and natural resources)).

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest, directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

It is expected that the portfolio will hold approximately twenty-two ETFs during a long-term market uptrend and fewer underlying portfolios in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

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The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Foxhall Global Growth VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting the market during recessionary trends.

• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, at least 80% of its net assets in equity ETFs representing stocks in companies all over the world, commodities or foreign or U.S. currency. The portfolio will invest approximately 60% in developed markets ETFs (e.g., United States and Western Europe); 30% in emerging markets (e.g., China and India) and Pacific Rim (e.g., Australia and Japan) ETFs; and 10% in hard assets ETFs (such as real estate, precious metals and natural resources). These percentages may vary.

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

• If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest, directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

It is expected that the portfolio will hold approximately eighteen ETFs during a long-term market uptrend and fewer underlying portfolios in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Foxhall Global Hard Asset VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting the market during recessionary trends.

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• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, at least 80% of its net assets in ETFs that track “hard assets.” Hard assets include precious metals, natural resources, real estate and commodities. Examples of these assets include, but are not limited to, oil, natural gas, wind energy, water resources, metals, currencies, food stuffs, agriculture equipment and services, and timber.

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

• If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”).

It is expected that the portfolio will hold at least six ETFs during a long-term market uptrend and fewer underlying portfolios in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Growth Opportunities VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), under normal circumstances, invests at least 65% of the portfolio's assets in equity securities. Equity securities include common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies.

A significant portion of the portfolio's assets may be invested in the equity securities of companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM uses a “bottom-up” approach to investing and builds the portfolio's portfolio one company at a time. TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

• strong potential for steady growth

• high barriers to competition

• experienced management incentivized along shareholder interests

It is the opinion of TIM that companies with smaller and medium-sized capitalization levels are less actively followed by security analysts, and, therefore, they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests primarily in equity securities, TIM may also, to a lesser extent, invest in debt securities in pursuit of its investment objective.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

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Transamerica Hanlon Balanced VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s equity allocation will generally vary between 25% and 75% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs or closed-end funds, consisting of any mixture of large, medium and small-cap styles and pursuing growth or value strategies. The portfolio’s bond allocation will generally vary between 25% and 75% of its net assets (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency, commodity, real estate and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Hanlon Growth VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s equity allocation will vary between 0% and 100% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs or closed-end funds, consisting of any mixture of large, medium and small-cap styles. Under certain market conditions, up to 100% of the portfolio could be allocated to bond ETFs or closed-end funds (which may include domestic and non-U.S. government and corporate bonds of any credit

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rating). Hanlon may also invest in currency, commodity, real estate and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Hanlon Growth and Income VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s equity allocation will generally vary between 0% and 75% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs or closed-end funds, consisting of any mixture of large, medium and small-cap styles and pursuing growth or value strategies. The portfolio’s bond allocation will generally vary between 0% and 25% of its net assets, but, under certain market conditions, up to 100% of the portfolio could be allocated to bond ETFs or closed-end funds (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency, commodity, real estate and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

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Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Hanlon Managed Income VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s bond allocation will vary between 0% and 100% of its net assets (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Index 35 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”).

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 35% of portfolio assets in ETFs that invest primarily in equities and 65% of portfolio assets in ETFs that invest primarily in bonds. These percentages may vary.

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• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time. The portfolio may also invest in institutional mutual funds.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without prior notice to investors.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Index 50 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”) and/or institutional mutual funds.

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 50% of portfolio assets in ETFs that invest primarily in equities and 50% of portfolio assets in ETFs that invest primarily in bonds. These percentages may vary.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving its investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

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Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Index 75 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”) and/or institutional mutual funds.

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 75% of portfolio assets in ETFs that invest primarily in equities and 25% of portfolio assets in ETFs that invest primarily in bonds. These percentages may vary.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable opportunity for achieving its investment objective.
It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment

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objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Index 100 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”).

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio will normally invest 100% of its assets, excluding cash and cash equivalents, in ETFs that invest primarily in equities. The portfolio intends to achieve a mix over time of approximately 75% of portfolio assets in ETFs that invest primarily in domestic equities and 25% of portfolio assets in ETFs that invest primarily in international equities. These percentages may vary.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time. The portfolio may also invest in institutional mutual funds.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without prior notice to investors.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica International Moderate Growth VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

• Under normal circumstances, it expects to allocate its investments in underlying portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging markets countries and in fixed-income securities of issuers in international developed markets. These percentages may vary.

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• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio’s portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio’s asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio’s asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Jennison Growth VP: The portfolio's sub-adviser, Jennison Associates LLC (“Jennison”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 65% of the portfolio's total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts, of U.S. companies with market capitalizations of at least $1 billion that Jennison considers to have above average prospects for growth. These companies are generally medium- to large-capitalization companies.

The sub-adviser uses a “bottom up” approach, researching and evaluating individual companies, to manage the portfolio's investments. Jennison looks primarily at individual company fundamentals rather than at macro-economic factors to identify individual companies with earnings growth potential that may not be recognized by the market at large.

When a sub-adviser uses a “bottom-up” approach, it looks primarily at individual companies against the context of broader market factors.

In selecting stocks for the portfolio, the sub-adviser looks for companies with the following financial characteristics:

• superior absolute and relative earnings growth

• above average revenue and earnings per share growth

• sustainable or improving profitability

• strong balance sheets

In addition, Jennison looks for companies that have actually achieved or exceeded expected earnings results and are attractively valued relative to their growth prospects. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the portfolio invests have historically been more volatile than the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”). In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 Index company tend to reinvest their earnings rather than distribute them, so the portfolio is not likely to receive significant dividend income on its investments. The sub-adviser focuses on stocks of companies that have distinct attributes such as:

• strong market position with a defensible franchise

• unique marketing competency

• strong research and development leading to superior new product flow

• capable and disciplined management

Such companies generally trade at high prices relative to their current earnings.

The portfolio may invest up to 20% of its assets in the securities of foreign issuers.

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The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica JPMorgan Core Bond VP: The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”) seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's assets in bonds, including (without limitation):

• U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities

• Medium- to high-quality corporate bonds

• Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations (“CMOs”)

• Asset-backed securities

• Commercial Mortgage Backed Securities (“CMBS”)

Generally, such bonds will have intermediate to long maturities.

To a lesser extent it may invest in:

• U.S. dollar-denominated foreign bonds

• Short-term securities, including agency discount notes, commercial paper and money market funds

The portfolio may invest in bonds and other debt securities that are rated in the lowest investment grade category. The portfolio's average weighted maturity will ordinarily range between four and 12 years, although the portfolio may shorten its average weighted maturity if deemed appropriate for temporary defensive purposes. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in the portfolio calculated so as to come most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of the portfolio's sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the portfolio's portfolio. Therefore, in the case of the portfolio, which may hold mortgage-backed securities, its average weighted maturity is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the portfolio given certain prepayment assumptions.

JPMorgan analyzes four major factors in managing and constructing the portfolio's portfolio: duration, market sector, maturity concentrations and individual securities. JPMorgan looks for market sectors and individual securities that it believes will perform well over time. JPMorgan is value oriented and selects individuals securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the portfolio can invest. The portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The portfolio may use derivatives as a substitute for various investments, to alter the investments characteristics of the portfolio, for risk management and/or to increase income or gain to the portfolio.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market economic, or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica JPMorgan Enhanced Index VP: The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of large- and medium-capitalization U.S. companies. The portfolio may invest in foreign companies included in the S&P 500 Index. Industry by industry, the portfolio’s weightings are generally similar to those of the S&P 500 Index. The portfolio normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500 Index.

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Within each industry, the portfolio’s sub-adviser may modestly overweight stocks that it views as undervalued or fairly valued while modestly underweighting or not holding stocks that it views as overvalued. The sub-adviser employs a three-step process in valuing stocks:

• Research — The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company’s real growth potential.

• Valuation — The research findings allow the sub-adviser to rank the companies in each industry group according to their relative value. The greater a company’s estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team’s findings.

• Stock Selection — The portfolio’s sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:

• High potential reward compared to potential risk

• Temporary mispricings caused by market overreactions

The portfolio normally invests primarily in common stocks. During ordinary market conditions, the portfolio’s sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments including:

• U.S. government securities

• Bankers’ acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank

• Commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations

• Repurchase agreements

• Short-term bonds and notes with remaining maturities of 13 months or less

The portfolio may, but not need, invest in derivatives.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica JPMorgan Mid Cap Value VP: The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of net assets in common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued.

The portfolio will normally only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.

JPMorgan may use derivatives to hedge various market risks or to increase the portfolio's income. The portfolio may also invest in master limited partnerships, although their use will not be a principal investment strategy. The portfolio may invest up to 15% of its net assets in real estate investment trusts (“REITs”).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica MFS International Equity VP: The portfolio's sub-adviser, MFS® Investment Management (“MFS”), seeks to achieve the portfolio's objective (capital growth) by investing, under normal circumstances, at least 80% of the portfolio's net

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assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries.

The portfolio normally invests primarily in equity securities of foreign companies, including emerging market equity securities. The portfolio may invest a relatively large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the portfolio, the sub-adviser is not constrained to any particular investment style. MFS may invest the portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. MFS may invest the portfolio's assets in companies of any size.

MFS may use derivatives for any investment purpose, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the portfolio, or as alternatives to direct investments.

MFS uses a “bottom-up” investment approach to buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate these and other factors may also be considered.

The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

MFS may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Money Market VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio's objective by investing the portfolio's assets in the following high quality, short-term U.S. dollar-denominated money market instruments:

• short-term corporate obligations, including commercial paper, notes and bonds

• obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

• obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

• repurchase agreements involving any of the securities mentioned above

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. Each security, at the time of purchase by the portfolio, has been determined by the sub-adviser to present minimal credit risk.

As a money market portfolio, the portfolio tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification and maturity of its investments. The portfolio invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The portfolio maintains a dollar-weighted average portfolio maturity of 60 days or less. If, after purchase, the credit rating on a security held by the portfolio is downgraded or the credit quality deteriorates, or if the maturity on a security is extended, the portfolio's sub-adviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

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Transamerica Morgan Stanley Active International Allocation VP: The portfolio’s sub-adviser is Morgan Stanley Investment Management Inc. (“MSIM”). Under normal circumstances, the portfolio invests primarily, in accordance with country and sector weightings determined by its sub-adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

MSIM utilizes a “top-down” approach that emphasizes country and sector selection and weighting rather than individual stock selection. MSIM seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) dynamics/fundamental change; and (iii) market momentum/technicals.

When a sub-adviser uses a “top-down” approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.

MSIM analyzes both the global economic environment and the economies of countries throughout the world, focusing mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia & Far East Index (the “MSCI EAFE Index”). These countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.

MSIM views each country and sector as a unique investment opportunity and evaluates factors such as valuation, growth, inflation, interest rates, corporate earnings growth, liquidity and risk characteristics, investor sentiment and economic and currency outlook. MSIM — on an ongoing basis — establishes the proportion or weighting for each country and sector (e.g., overweight, underweight or neutral) relative to the MSCI EAFE Index for investment by the portfolio. The sub-adviser invests the portfolio’s assets among the countries and/or sectors based on their assigned weighting. Within each country and/or sector, MSIM will invest in “baskets” of common stocks and other equity securities in an effort to match the performance of that country and/or sector. The portfolio may invest in emerging markets or developing countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging markets or developing countries. MSIM generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The portfolio may invest up to 10% of its net assets in foreign real estate companies, which are similar to entities organized and operated as real estate investment trusts (“REITs”) in the United States. Investing in foreign real estate companies makes the portfolio susceptible to the risks associated with the ownership of real estate and with the real estate industry in general, as well as risks that relate specifically to the way foreign real estate companies are organized and operated. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, foreign real estate companies, like U.S. REITs and mutual funds, have expenses, including management and administration fees that are paid by their shareholders. As a result, shareholders will absorb their proportional share of duplicate levels of fees when the portfolio invests in foreign real estate companies.

MSIM may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Morgan Stanley Mid-Cap Growth VP: Under normal circumstances, the portfolio will invest at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap® Growth Index. The portfolio's sub-adviser is Van Kampen Asset Management (“VKAM”). VKAM seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. VKAM typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. VKAM generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small-and large-sized companies, as well as preferred stocks, convertible securities, rights and warrants, and debt securities.

VKAM also may utilize derivative instruments, including options on securities, futures contracts and options thereon and various currency transactions in several different ways, depending upon the status of the portfolio's investment portfolio and

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VKAM’s expectations concerning the securities market. Derivative instruments used by the portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

VKAM may invest up to 25% of the portfolio's assets in securities of foreign companies, including emerging market securities, primarily through ownership of depositary receipts. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may also invest up to 10% of its assets in real estate investment trusts (“REITs”).

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested in the instruments described above except that at least a small portion of portfolio assets generally will be held as cash, repurchase agreements, or cash equivalents to honor redemption requests and for other short-term needs.

To the extent that portfolio assets are invested in cash equivalents, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to “equitize” the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Multi Managed Large Cap Core VP: The portfolio’s sub-adviser is Morgan Stanley Investment Management Inc. (“MSIM”). Under normal circumstances, at least 80% of the portfolio’s assets will be invested in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that MSIM believes have strong free cash flow and earnings growth potential or are undervalued. MSIM emphasizes individual security selection.

MSIM may invest up to 10% of the portfolio’s assets in securities of issuers economically tied to emerging markets countries. An issuer generally will be deemed to be economically tied to a country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. Derivative instruments used by the portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The portfolio may invest up to 10% of its total assets in real estate investment trusts (“REITs”).

The portfolio may invest up to 25% of its total assets in securities of foreign issuers, including emerging markets securities, primarily through ownership of depositary receipts.

The portfolio spans both growth and value styles of investing, and is managed by two separate groups at MSIM, a growth team and a value team. Both inflows and outflows will be allocated equally between the two investment styles. In addition, MSIM will rebalance monthly to maintain an equal allocation between the two investment styles. These allocations are non-discretionary.

Growth — The growth team seeks capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets.

The manager seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The manager typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

Value — The value team emphasizes a value style of investing seeking well-established, undervalued companies believed by MSIM to possess the potential for capital growth and income. Portfolio securities are typically sold when MSIM’s assessments of the capital growth and income potential of such securities materially change.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment

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objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica PIMCO Total Return VP: The portfolio's sub-adviser, Pacific Investment Management Company LLC (“PIMCO”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 65% of the portfolio's net assets in fixed-income securities of varying maturities.

The average duration of this portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Index, which as of December 31, 2009, was 4.57 years.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, Fitch, or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of the portfolio's total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging markets countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets. The portfolio may also invest up to 10% of its total assets in preferred stocks.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage-or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica ProFund UltraBear VP: The portfolio invests in derivatives that ProFund Advisors LLC (“ProFund Advisors”), the portfolio’s sub-adviser, believes should have similar daily return characteristics as twice (200%) the inverse (opposite) of the daily return of the Standard & Poor’s 500 Composite Stock Index (the “S&P 500 Index”). The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 500 U.S. operating companies and REITs selected by the S&P U.S. Index Committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis. As of September 30, 2009, the S&P 500 Index included companies with capitalizations between $1.1 billion and $329.7 billion. The average capitalization of the companies comprising the S&P 500 Index was approximately $19.6 billion. The S&P 500 Index is published under the Bloomberg ticket symbol “SPX.” Assets of the portfolio not invested in derivatives will typically be held in money market instruments.

Derivatives - The portfolio invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The portfolio invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the S&P 500 Index. Derivatives include:

• Futures Contracts - Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

• Swap Agreements - Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Money Market Instruments - The portfolio invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the portfolio should hold to approximate the performance of its benchmark. The

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portfolio may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the portfolio in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the portfolio. The portfolio seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the portfolio will seek to position its portfolio so that its exposure to its benchmark is consistent with the portfolio’s investment objective. The impact of the S&P 500 Index’s movements during the day will affect whether the portfolio’s portfolio needs to be re-positioned. For example, if the S&P 500 Index has risen on a given day, net assets of the portfolio should fall, meaning that the portfolio’s exposure will need to be decreased. Conversely, if the S&P 500 Index has fallen on a given day, net assets of the portfolio should rise, meaning the portfolio’s exposure will need to be increased.

The portfolio will concentrate its investment in a particular industry or group of industries to approximately the same extent as the S&P 500 Index is so concentrated.

The portfolio is non-diversified.

Transamerica Small/Mid Cap Value VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's net assets in small- and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion at the time of purchase.

The portfolio generally will invest in small and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM’s security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation, and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company’s products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

The portfolio may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica T. Rowe Price Small Cap VP: The portfolio’s sub-adviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of its net assets in small-cap growth companies.

Small-cap companies are currently defined by the sub-adviser as companies whose market capitalization falls within the range of companies in the Morgan Stanley Capital International U.S. Small Cap Growth Index (“MSCI U.S. Small Cap Growth Index”), which was approximately $42.28 million to $5.52 billion as of December 31, 2009, but the limits will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio’s initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range.

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not, under normal circumstances, constitute more than 50% of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

When a sub-adviser uses a “bottom-up” approach, it looks primarily at individual companies against the context of broader market factors.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a “bottom-up” manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/ earnings or price/book value

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ratios, for example) and projected earnings and sales growth, valuation, capital usage, and earnings quality. T. Rowe Price also considers portfolio risk characteristics in the process of portfolio construction.

While the portfolio normally invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets) or exchange traded funds in pursuit of its investment objective. The portfolio may, but not need, invest in derivatives, including stock index futures and options.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Third Avenue Value VP: The portfolio's sub-adviser, Third Avenue Management LLC (“Third Avenue”), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio's assets in common stocks of U.S. and non-U.S. issuers.

Third Avenue employs an opportunistic, “bottom-up” research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value.

The portfolio invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the portfolio's investment strategies and restrictions.

Third Avenue seeks to invest the portfolio's assets in attractive equity investments, which generally exhibit four essential characteristics:

• Strong Finances — the issuing company has a strong financial position, as evidenced by high-quality assets and a relative absence of significant liabilities.

• Competent Management — the company’s management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

• Understandable Business — comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

• Discount to Private Market Value — the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in high-yield/high-risk fixed-income securities and other types of debt securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

The portfolio is a non-diversified portfolio.

Transamerica U.S. Government Securities VP: The portfolio’s sub-adviser, Transamerica Investment Management, LLC (“TIM”), invests, under normal circumstances, at least 80% of the portfolio’s assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. These securities include:

• U.S. Treasury obligations

• Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities. Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise.

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• Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

• Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

• Investment grade corporate bonds

• Short-term corporate debt securities

• Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

• High yield debt securities (up to 20% of the portfolio’s total assets) so long as they are consistent with the portfolio’s objective (The weighted average maturity of such obligations will generally range from two to ten years.)

• High quality money-market securities

• Debt securities (up to 20% of the portfolio’s total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

• U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio’s total assets)

• Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the creditworthiness of issuers and the rates of interest offered by various issuers.

The portfolio’s sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio’s interest rate exposure, as well as to hedge the portfolio’s investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica WMC Diversified Growth VP: The portfolio invests, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria.

The portfolio’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. Fundamental analysis involves the assessment of a company’s business environment, market share, management, global expansion plans, balance sheet, income statement, anticipated earnings, revenues, and other related measures of value.

Wellington Management continually monitors every company in the portfolio’s portfolio for fundamental attractiveness. The portfolio typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment

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objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica WMC Diversified Growth II VP: The portfolio invests, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria.

The portfolio’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. Fundamental analysis involves the assessment of a company’s business environment, market share, management, global expansion plans, balance sheet, income statement, anticipated earnings, revenues, and other related measures of value.

Wellington Management continually monitors every company in the portfolio’s portfolio for fundamental attractiveness. The portfolio typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

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More On The Risks Of Investing In The Portfolios

Principal Investment Risks: The following provides additional information regarding the risks of investing in the portfolios as described at the front of the prospectus.

Active Investor: A significant portion of assets invested in the portfolio come from professional money managers and investors who use the portfolio as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the portfolio may have a negative impact on the portfolio’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the portfolio’s expense ratio may vary from current estimates or the historical ratio disclosed in this prospectus.

Active Trading: Certain portfolios are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

Asset Allocation: The sub-adviser allocates a portfolio's assets among various underlying portfolios. These allocations may be unsuccessful in maximizing a portfolio's return and/or avoiding investment losses.

Bank Obligations: If a portfolio concentrates in U.S. bank obligations, a portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks’ profitability.

Cash Management and Defensive Investing: Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

Commodities: Because a portfolio may invest in instruments whose performance is linked to the price of an underlying commodity or commodity index, a portfolio may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

Concentration: A portfolio will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the portfolio. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the portfolio will be more susceptible to the risks associated with that industry than a portfolio that does not concentrate its investments.

Convertible Securities: Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

Correlation and Compounding: A number of factors may affect the portfolio’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the portfolio will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the portfolio from achieving its investment objective. The risk of the portfolio not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the portfolio has a single day investment objective, the portfolio’s performance for periods greater than one day is likely to be either greater than or less than the inverse of the index performance times the stated multiple in the portfolio objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases.

Counterparty: The portfolio will be subject to the credit risk(that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the portfolio or held by special purpose or

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structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the portfolio may decline.

Country, Sector or Industry Focus: To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if a portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

Credit: If an obligor for a security held by the portfolio or a counterparty to a financial contract with the portfolio fails to pay, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the portfolio could decline. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the portfolio invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. The portfolio is subject to greater levels of credit risk to the extent it invests in junk bonds. These securities have a higher risk of issuer default and are considered speculative. The portfolio may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

Currency: When a portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, a portfolio's investments in foreign currency denominated securities may reduce the returns of a portfolio.

Currency Hedging: A portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another may remove a portfolio's opportunity to profit from the original currency and involves a risk of increased losses for a portfolio if the sub-adviser’s projection of future exchange rates is inaccurate.

Defensive Investing: Short-term debt securities held by a portfolio for defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If a portfolio holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. In that case, the portfolio would not earn income on the cash and the portfolio's yield would go down. If a significant amount of the portfolio's assets are used for defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

Derivatives: The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. A portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of a portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on a portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by a portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of a portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. A portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. A portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

Early Close/Late Close/Trading Halt: An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the portfolio being unable to buy or sell certain securities or derivatives. In such circumstances, the portfolio may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Emerging Markets: Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks. In addition, the risks associated with investing in emerging markets are often greater than investing in developed

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foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

Equity and Market: The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the portfolio to decrease.

Equity Securities: Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Exchange Traded Funds (“ETFs”): ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. ETFs typically seek to track an index, a commodity or a basket of assets like an index fund, but trade like a stock on an exchange. An investment in an ETF generally presents the same primary risks as an investment in a conventional portfolio (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) an active trading market for an ETF’s share may not develop or be maintained; or (iii) trading of an ETF’s share may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Fixed-Income Securities: The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

• market risk: fluctuations in market value

• interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

• prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing a portfolio to reinvest in lower yielding securities

• extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

• default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. A portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If a portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, a portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by a portfolio, or if an issuer of such a security has difficulty meeting its obligations, a portfolio may become the holder of a restructured security or of underlying assets. In that case, a portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Focused Investing: To the extent a portfolio invests in a limited number of issuers, its performance may be more volatile than portfolios that hold a greater variety of securities.

Foreign Securities: Investments in foreign securities, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

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• different accounting and reporting practices

• less information available to the public

• less (or different) regulation of securities markets

• more complex business negotiations

• less liquidity

• more fluctuations in prices

• delays in settling foreign securities transactions

• higher costs for holding shares (custodial fees)

• higher transaction costs

• vulnerability to seizure and taxes

• political or financial instability and small markets

• different market trading days

Geographic: Because a portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, a portfolio's performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically-diversified funds.

Growth Stocks: Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

Hard Assets: A portfolio is subject to risks associated with investing indirectly in hard assets, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. A portfolio's indirect investments in hard assets may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies.

High-Yield Debt Securities: High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

Hybrid Instruments: Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, commodities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose a portfolio to leverage risks or carry liquidity risks.

Increase in Expenses: Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

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Interest Rate: Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security tends to fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Inflation protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Interest Rate (Transamerica Money Market VP): The interest rates on short-term obligations held in a fund’s portfolio will vary, rising or falling with short-term interest rates generally. A portfolio's yield will tend to lag behind general changes in interest rates.

The ability of a portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

Inverse Correlation: Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

Investing Aggressively: The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

• Rights, options and futures contracts may not be exercised and may expire worthless.

• Warrants and rights may be less liquid than stocks.

• Use of futures and other derivatives may make a portfolio more volatile.

Investment Companies: To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds (“ETFs”), it bears its pro rata share of these investment companies’ expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

Leveraging: When a portfolio engages in transactions that have a leveraging effect on it, the value of the portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of a portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than a portfolio would otherwise have. A portfolio may take on leveraging risk by, among other things, engaging in derivative, when-issued, delayed-delivery, forward commitment or forward roll transactions or reverse repurchase agreements. Engaging in such transactions may cause a portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Liquidity: Liquidity risk exists when particular investments are difficult to sell. Although most of a portfolio's securities must be liquid at the time of investment, securities may become illiquid after purchase by a portfolio, particularly during periods of market turmoil. When a portfolio holds illiquid investments, a portfolio may be harder to value, especially in changing markets, and if a portfolio is forced to sell these investments to meet redemptions or for other cash needs, a portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain securities, a portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

Loans: A portfolio may invest in certain commercial loans, including loans generally known as “syndicated bank loans,” by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet a portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution’s interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect a portfolio.

Market: The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due

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to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The fund may experience a substantial or complete loss on any individual security.

Medium-Sized Companies: Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Mid Cap Securities: The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Money Market Funds: An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.

Mortgage-Related Securities: Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.

Non-Diversification: Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because a portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

Portfolio Selection: The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, quality, relative yield, value or market trends affecting a particular security, industry or sector, or about interest rates, is incorrect.

Portfolio Turnover: A portfolio may engage in a significant number of short-term transactions, which may adversely affect a portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for a portfolio. A portfolio ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income when distributed to shareholders.

Preferred Stock: Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company’s common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.

Prepayment or Call: Borrowers may pay back principal before the scheduled due date. Borrowers may find it advantageous to prepay principal due to a decline in interest rates or an excess in cash flow. Such prepayments may require the portfolio to replace a corporate loan, corporate debt security or other investment with a lower yielding security. This may adversely affect the portfolio's net asset value.

Real Estate Investment Trusts (“REITS”): Equity REITs can be affected by any changes in the value of the properties owned. A REIT’s performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

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Real Estate Securities: Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks may include, without limitation:

• declining real estate value

• risks relating to general and local economic conditions

• over-building

• increased competition for assets in local and regional markets

• increases in property taxes

• increases in operating expenses or interest rates

• change in neighborhood value or the appeal of properties to tenants

• insufficient levels of occupancy

• inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

Redemption (Transamerica Money Market VP): The portfolio may experience periods of heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the portfolio could have an adverse impact on the remaining shareholders in the portfolio. In addition, the portfolio may suspend redemptions when permitted by applicable regulations.

Repurchase Agreements: Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. If the other party to a repurchase agreement defaults on its obligation, a portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, a portfolio could lose money.

Rule 144A Securities: “Rule 144A” securities are securities that are not registered for sale to the public and thus are considered “restricted.” They may only be resold to certain qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by a portfolio could adversely affect the marketability of such security and a portfolio might be unable to dispose of such security promptly or at reasonable prices.

Short Sales: A short sale may be effected by selling a security that a portfolio does not own. In order to deliver the security to the purchaser, a portfolio borrows the security, typically from a broker-dealer or an institutional investor. A portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, a portfolio would incur a loss; conversely, if the price declines, a portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. A portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if a portfolio held only long positions. A portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected “against the box” if, at all times when the short position is open, a portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that a portfolio were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, a portfolio would forego the potential realization of the increased value of the shares sold short.

Smaller Companies: Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Small- or Medium-Sized Companies: Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies,

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generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Sovereign Debt: Sovereign debt instruments, which are debt obligations issued or guaranteed by a foreign governmental entity, are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on debt that it has issued or guaranteed, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, relationships with other lenders such as commercial banks, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or it may ask for forgiveness of interest or principal on its existing debt. On the other hand, a governmental entity may be unwilling to renegotiate the terms of its sovereign debt. There may be no established legal process for a U.S. bondholder (such as the fund) to enforce its rights against a governmental entity that does not fulfill its obligations, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Stocks: Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks a fund holds fluctuate in price, the value of your investment in a portfolio will go up and down.

Tactical Asset Allocation: The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using asset management styles, including those based on fundamental analysis or strategic asset allocation. The sub-adviser’s evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that under perform other securities.

The management process might also result in the portfolio having exposure to asset classes, countries or regions, or industries or groups of industries that underperform other management styles. In addition, the portfolio’s risk profile with respect to particular asset classes, countries and regions, and industries may change at any time based on the sub-adviser’s allocation decisions.

Tax: In order to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code, the portfolio must meet certain requirements regarding, among other things, the source of its income. Any income the portfolio derives from investments in certain hard asset ETFs, such as commodity ETFs, must be limited to a maximum of 10% of the fund’s gross income. If the portfolio fails to qualify as a RIC, the portfolio will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the portfolio's earnings and profits. If the portfolio were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the portfolio would be subject to the risks of diminished returns.

Underlying Funds or Portfolios: Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Funds” section of the fund’s prospectus identifies certain risks of each underlying portfolio.

U.S. Government Agency Obligations: Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.

Valuation: Many factors may influence the price at which the portfolio could sell any particular portfolio investment. The sales price may well differ--higher or lower--from the portfolio's last valuation, and such differences could be significant, particularly for illiquid securities, securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the portfolio may value these investments using

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more subjective methods, such as fair value methodologies. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the portfolio had not fair-valued the security or had used a different valuation methodology.

Value Investing: The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. A portfolio may underperform other equity funds that use different investing styles. A portfolio may also underperform other equity funds using the value style.

Warrants and Rights: Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

Yield (Transamerica Money Market VP): The amount of income paid to you by the portfolio will go up or down depending on day-to-day variations in short-term interest rates. When interest rates are very low, the portfolio's expenses could absorb all or a significant portion of the portfolio's income. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the portfolio's yield.

Zero Coupon Bonds – Zero coupon bonds pay no interest during the life of the obligation but trade at prices below their stated maturity value. Although these securities lock in a rate of return to maturity, they may be subject to greater fluctuations in market value than securities that pay interest periodically.

Please note that there are other factors that could adversely affect your investment in a portfolio and that could prevent the portfolio from achieving its investment objective. More information about risks appears in the Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

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SHAREHOLDER INFORMATION

Investment Adviser

Transamerica Series Trust's Board of Trustees is responsible for overseeing the management and business affairs of Transamerica Series Trust (“TST”). It oversees the operation of TST by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of TST is contained in the Statement of Additional Information (“SAI”).

Transamerica Asset Management, Inc. (“TAM”), located at 570 Carillon Parkway, St. Petersburg, FL 33716, serves as investment adviser for TST. The investment adviser hires investment sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each portfolio's sub-adviser. The investment adviser also monitors the sub-advisers’ buying and selling of portfolio securities and administration of the portfolios. For these services, TAM is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

AEGON USA Investment Management, LLC and Transamerica Investment Management, LLC are affiliates of TAM and TST.

Information contained in this prospectus may apply to portfolios of TST not offered in your policy or contract.

The portfolios may rely on an Order from the SEC (Release IC- 23379 dated August 5, 1998) that permits Transamerica Series Trust and its investment adviser, TAM, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on subadvisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

Advisory Fees

TAM receives compensation from each portfolio, calculated daily and paid monthly, based on an annual percentage of each portfolio's average daily net assets.

Advisory Fees Paid in 2009

For the fiscal year ended December 31, 2009, each portfolio paid the following advisory fee as a percentage of the portfolio's average daily net assets:

Name of Portfolio	Percentage
Transamerica AEGON High Yield Bond VP1	0.71%
Transamerica Asset Allocation – Conservative VP	0.10%
Transamerica Asset Allocation – Growth VP	0.10%
Transamerica Asset Allocation – Moderate VP	0.10%
Transamerica Asset Allocation – Moderate Growth VP	0.10%
Transamerica Balanced VP2	0.80%
Transamerica BlackRock Global Allocation VP3	0.00%
Transamerica BlackRock Large Cap Value VP4	0.78%
Transamerica BlackRock Tactical Allocation VP	0.10%
Transamerica Clarion Global Real Estate Securities VP	0.79%
Transamerica Convertible Securities VP	0.75%
Transamerica Diversified Equity VP5	0.75%
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Name of Portfolio	Percentage
Transamerica Efficient Markets VP	0.42%
Transamerica Federated Market Opportunity VP	0.75%
Transamerica Focus VP	0.80%
Transamerica Foxhall Emerging Markets/Pacific Rim VP	0.90%
Transamerica Foxhall Global Conservative VP	0.90%
Transamerica Foxhall Global Growth VP	0.90%
Transamerica Foxhall Global Hard Asset VP	0.90%
Transamerica Growth Opportunities VP	0.80%
Transamerica Hanlon Balanced VP	0.90%
Transamerica Hanlon Growth VP	0.90%
Transamerica Hanlon Growth and Income VP	0.90%
Transamerica Hanlon Managed Income VP	0.90%
Transamerica Index 35 VP	0.32%
Transamerica Index 50 VP	0.31%
Transamerica Index 75 VP	0.30%
Transamerica Index 100 VP	0.32%
Transamerica International Moderate Growth VP	0.10%
Transamerica Jennison Growth VP6	0.79%
Transamerica JPMorgan Core Bond VP	0.45%
Transamerica JPMorgan Enhanced Index VP	0.74%
Transamerica JPMorgan Mid Cap Value VP	0.83%
Transamerica MFS International Equity VP7	0.91%
Transamerica Money Market VP	0.35%
Transamerica Morgan Stanley Active International Allocation VP	0.85%
Transamerica Morgan Stanley Mid-Cap Growth VP	0.80%
Transamerica Multi Managed Large Cap Core VP	0.75%
Transamerica PIMCO Total Return VP	0.63%
Transamerica ProFund UltraBear VP	0.85%
Transamerica Small/Mid Cap Value VP	0.80%
Transamerica T. Rowe Price Small Cap VP	0.75%
Transamerica Third Avenue Value VP	0.80%
Transamerica U.S. Government Securities VP	0.55%
Transamerica WMC Diversified Growth VP	0.72%
Transamerica WMC Diversified Growth II VP	0.30%

1 Effective November 20, 2009, the advisory fee for the portfolio is 0.64% of the first $750 million of average daily net assets; and 0.60% of average daily net assets in excess of $750 million. Prior to November 20, 2009, the advisory fee for the portfolio was 0.715% of the first $250 million of average daily net assets; 0.71% of average daily net assets over $250 million up to $750 million; 0.68% of average daily net assets over $750 million up to $1 billion; and 0.67% of average daily net assets in excess of $1 billion.

2 Effective April 30, 2010, the advisory fee for the portfolio is 0.75% of the first $500 million of average daily net assets; 0.65% of average daily net assets over $500 million up to $1 billion; and 0.60% of average daily net assets in excess of $1 billion. Prior to that time, the advisory fee for the portfolio was 0.80% of the first $250 million of average daily net assets; 0.75% of average daily net assets over $250 million up to $500 million; 0.70% of average daily net assets over $500 million up to $1.5 billion; and 0.625% of average daily net assets in excess of $1.5 billion.

3 TAM currently waives its investment advisory fee.

4 Effective November 20, 2009, the advisory fee for the portfolio is 0.80% of the first $250 million of average daily net assets; 0.775% of average daily net assets over $250 million up to $750 million; 0.75% of average daily net assets over $750 million up to $1 billion; 0.65% of average daily net assets over $1 billion up to $2 billion; and 0.625% of average daily net assets in excess of $2 billion. Prior to November 20, 2009, the advisory fee for the portfolio was 0.80% of the first $250 million of average daily net assets; 0.775% of average daily net assets over $250 million up to $750 million; and 0.75% of average daily net assets in excess of $750 million.

5 Effective April 30, 2010, the advisory fee for the portfolio is 0.73% of the first $500 million of average daily net assets; 0.70% of average daily net assets over $500 million up to $2.5 billion; and 0.65% of average daily net assets in excess of $2.5 billion. Prior to that time, the advisory fee for the portfolio was 0.75% of the first $500 million of average daily net assets; 0.725% of average daily net assets over $500 million up to $1.5 billion; and 0.70% of average daily net assets in excess of $1.5 billion.

6 Effective April 30, 2010, the advisory fee for the portfolio is 0.80% of the first $250 million of average daily net assets; 0.75% of average daily net assets over $250 million up to $500 million; 0.70% of average daily net assets over $500 million up to $1 billion; and 0.60% of average daily net assets in excess of $1 billion. Prior to that time, the advisory fee for the portfolio was 0.80% of the first $250 million of average daily net assets; 0.775% of average daily net assets over $250 million up to $500 million; 0.70% of average daily net assets over $500 million up to $1 billion; 0.675% of average daily net assets over $1 billion up to $1.5 billion; and 0.65% of average daily net assets in excess of $1.5 billion.

7 Effective August 1, 2009, the advisory fee for the portfolio is 0.90% of the first $250 million of average daily net assets; 0.875% of average daily net assets over $250 million up to $500 million; 0.85% of average daily net assets over $500 million up to $1 billion; and 0.80% of average daily net assets in excess of $1 billion. Prior to August 1, 2009, the advisory fee for the portfolio was 0.925% of the first $250 million of average daily net assets; 0.90% of average daily net assets over $250 million up to $500 million; 0.85% of average daily net assets over $500 million up to $1 billion; and 0.80% of average daily net assets in excess of $1 billion.

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A discussion regarding the Board of Trustees’ approval of the advisory arrangements for Transamerica AEGON High Yield Bond VP, Transamerica Focus VP, Transamerica Foxhall Emerging Markets/Pacific Rim VP, Transamerica Foxhall Global Conservative VP, Transamerica Foxhall Global Growth VP, Transamerica Foxhall Global Hard Asset VP, Transamerica Index 35 VP, and Transamerica Index 100 VP is available in each portfolio's annual report for the fiscal year ended December 31, 2009. A discussion regarding the Board of Trustees’ approval for each of the other portfolios, except Transamerica Diversified Equity VP, Transamerica Efficient Markets VP, Transamerica WMC Diversified Growth VP and Transamerica WMC Diversified Growth II VP, is available in each portfolio’s semi-annual report for the fiscal period ended June 30, 2009. A discussion regarding the Board of Trustees’ approval for those portfolios will be available in each portfolio’s semi-annual report for the fiscal period ending June 30, 2010.

Portfolio Construction Manager

Morningstar Associates, LLC (“Morningstar”), 22 West Washington Street, Chicago, IL 60602, is the portfolio construction manager for the portfolios listed below.

Transamerica Asset Allocation – Conservative VP

Transamerica Asset Allocation – Growth VP

Transamerica Asset Allocation – Moderate Growth VP

Transamerica Asset Allocation – Moderate VP

Transamerica International Moderate Growth VP

Pursuant to an Asset Allocation Management Agreement between TAM and Morningstar, the portfolio construction manager will make the portfolios’ investment decisions, determine what portion of each asset allocation portfolio should be in the underlying portfolios and what portion, if any, should be held in U.S. Government securities, short-term commercial paper or other assets such as cash.

Portfolio Construction Manager Compensation

For the fiscal year ended December 31, 2009, the portfolio construction manager received the following fees as a percentage of a portfolio’s average daily net assets:

Transamerica Asset Allocation – Conservative VP 0.10%

Transamerica Asset Allocation – Growth VP 0.10%

Transamerica Asset Allocation – Moderate Growth VP 0.10%

Transamerica Asset Allocation – Moderate VP 0.10%

Transamerica International Moderate Growth VP 0.10%

Portfolio Construction Team

Each of the above listed portfolios are managed by a portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. The SAI provides additional information about the portfolio construction team’s compensation, other accounts managed by the portfolio construction team, and the portfolio construction team’s ownership in each portfolio.

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jon Hale, CFA/2006	Co-Portfolio Manager	Morningstar	Senior Consultant
Maciej Kowara, CFA/2006	Co-Portfolio Manager	Morningstar	Research & Development Consultant
Jeff McConnell, CFA/2006	Co-Portfolio Manager	Morningstar	Senior Consultant
Michael Stout, CFA/2006	Co-Portfolio Manager	Morningstar	Senior Consultant
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Sub-Advisers

The name and address of the sub-advisers are listed below. Pursuant to Investment Sub-advisory Agreements between TAM and each sub-adviser on behalf of the respective portfolios, each sub-adviser shall make investment decisions, buy and sell securities for the portfolios, conduct research that leads to these purchase and sale decisions, and pay broker-dealers a commission for these trades (which can include payments for research and brokerage services).

The sub-advisers listed below receive compensation, calculated daily and paid monthly, from TAM. For the fiscal year ended December 31, 2009, the sub-advisers received the following sub-advisory fees as a percentage of a portfolio's average daily net assets:

Portfolio	Sub-Advisory Fee	Name and Address of Sub-Adviser
Transamerica AEGON High Yield Bond VP1 Transamerica Efficient Markets VP Transamerica Index 35 VP Transamerica Index 50 VP Transamerica Index 75 VP Transamerica Index 100 VP	0.25% 0.12% 0.12% 0.11% 0.10% 0.12%	AEGON USA Investment Management, LLC (“AUIM”) 4333 Edgewood Road NE Cedar Rapids, IA 52499
Transamerica BlackRock Tactical Allocation VP	0.10%	BlackRock Financial Management, Inc. (“BlackRock”) 55 East 52nd Street New York, NY 10055
Transamerica BlackRock Large Cap Value VP2	0.32%	BlackRock Investment Management, LLC (“BlackRock”) 800 Scudders Mill Road Plainsboro, NJ 08536
Transamerica Clarion Global Real Estate Securities VP	0.39%	ING Clarion Real Estate Securities, LLC (“Clarion”) 201 King of Prussia Road Suite 600 Radnor, PA 19087
Transamerica Federated Market Opportunity VP	0.28%	Federated Equity Management Company of Pennsylvania (“Federated”) 1001 Liberty Avenue Pittsburgh, PA 15222
Transamerica Foxhall Emerging Markets/Pacific Rim VP Transamerica Foxhall Global Conservative VP Transamerica Foxhall Global Growth VP Transamerica Foxhall Global Hard Asset VP	0.45% 0.45% 0.45% 0.45%	Foxhall Capital Management, Inc. (“Foxhall”) 35 Old Tavern Road 2nd Floor Orange, CT 06477
Transamerica Hanlon Balanced VP Transamerica Hanlon Growth VP Transamerica Hanlon Growth and Income VP Transamerica Hanlon Managed Income VP	0.45% 0.45% 0.45% 0.45%	Hanlon Investment Management, Inc. (“Hanlon”) 3393 Bargaintown Road, Suite 200 Egg Harbor Township, NJ 08234
Transamerica Jennison Growth VP	0.35%	Jennison Associates LLC (“Jennison”) 466 Lexington Avenue New York, NY 10017
Transamerica JPMorgan Core Bond VP Transamerica JPMorgan Enhanced Index VP Transamerica JPMorgan Mid Cap Value VP	0.20% 0.30% 0.40%	J.P. Morgan Investment Management Inc. (“JPMorgan”) 245 Park Avenue New York, NY 10167
Transamerica MFS International Equity VP3	0.45%	MFS® Investment Management (“MFS”) 500 Boylston Street Boston, MA 02116
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Portfolio	Sub-Advisory Fee	Name and Address of Sub-Adviser
Transamerica Morgan Stanley Active International Allocation VP Transamerica Multi Managed Large Cap Core VP	0.45% 0.30%	Morgan Stanley Investment Management Inc. (“MSIM”) 522 Fifth Avenue New York, NY 10036
Transamerica Morgan Stanley Mid-Cap Growth VP	0.40%	Van Kampen Asset Management (“VKAM”) 522 Fifth Avenue New York, NY 10036
Transamerica PIMCO Total Return VP4	0.25%	Pacific Investment Management Company LLC (“PIMCO”) 840 Newport Center Drive Newport Beach, CA 92660
Transamerica ProFund UltraBear VP	0.40%	ProFund Advisors LLC 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814
Transamerica Third Avenue Value VP	0.40%	Third Avenue Management LLC (“Third Avenue”) 622 Third Avenue 32nd Floor New York, NY 10017

Transamerica Balanced VP

Transamerica Convertible Securities VP

Transamerica Diversified Equity VP5

Transamerica Focus VP

Transamerica Growth Opportunities VP

Transamerica Money Market VP

Transamerica Small/Mid Cap Value VP

Transamerica U.S. Government

Securities VP

	0.35% 0.35% 0.31% 0.41% 0.37% 0.15% 0.38% 0.15%	Transamerica Investment Management, LLC (“TIM”) 11111 Santa Monica Boulevard Suite 820 Los Angeles, CA 90025
Transamerica T. Rowe Price Small Cap VP	0.35%	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202
Transamerica WMC Diversified Growth VP6 Transamerica WMC Diversified Growth II VP7	0.31% 0.30%	Wellington Management Company, LLP (“Wellington Management”) 75 State Street Boston, MA 02109

1 Includes fees paid to the portfolio’s previous sub-adviser. Effective November 20, 2009, the sub-advisory fee for the portfolio was 0.28% of the first $400 million of average daily net assets; 0.25% of average daily net assets over $400 million up to $750 million; and 0.20% of average daily net assets in excess of $750 million. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica AEGON High Yield Bond, a series of Transamerica Funds, also managed by the sub-adviser. Prior to November 20, 2009, the sub-advisory fee for the portfolio was 0.315% of the first $250 million of average daily net assets; 0.30% of average daily net assets over $250 million up to $750 million; 0.27% of average daily net assets over $750 million up to $1 billion; and 0.25% of average daily net assets in excess of $1 billion.

2 Effective November 20, 2009, the sub-advisory fee for the portfolio is 0.35% of the first $250 million of average daily net assets; 0.325% of average daily net assets over $250 million up to $750 million; 0.30% of average daily net assets over $750 million up to $1 billion; and 0.25% of average daily net assets in excess of $1 billion. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica BlackRock Large Cap Value, a series of Transamerica Funds, also managed by the sub-adviser. Prior to November 20, 2009, the sub-advisory fee for the portfolio was 0.35% of the first $250 million of average daily net assets; 0.325% of average daily net assets over $250 million up to $750 million; and 0.30% of average daily net in excess of $750 million.

3 Effective August 1, 2009, the sub-advisory fee for the portfolio is 0.45% of the first $250 million of average daily net assets; 0.425% of average daily net assets over $250 million up to $500 million; 0.40% of average daily net assets over $500 million up to $1 billion; and 0.375% of average daily net assets in excess of $1 billion. Prior to August 1, 2009, the sub-advisory fee for the portfolio was 0.475% of the first $500 million of average daily net assets; 0.45% of average daily net assets over $500 million up to $1 billion; and 0.40% of average daily net assets in excess of $1 billion.

4 Effective July 1, 2009, the sub-advisory fee for the portfolio is 0.25% of the first $1 billion of average daily net assets; and 0.225% of average daily net assets over $1 billion, only when PIMCO sub-advised assets exceed $3 billion on an aggregate basis. For the purpose of determining the $3 billion aggregate assets, the average daily net assets will be determined on a combined basis with Transamerica PIMCO Total Return VP, Transamerica PIMCO Total Return, and Transamerica PIMCO Real Return TIPS. If aggregate assets exceed $3 billion, then the calculation of sub-advisory fees will be based on the combined average daily net assets of Transamerica PIMCO Total Return VP and Transamerica PIMCO Total Return. Prior to July 1, 2009, the sub-advisory fee for the portfolio was 0.25% of average daily net assets.

5 Fees were paid to the portfolio’s previous sub-adviser. Effective May 1, 2010, the sub-advisory fee for the portfolio is 0.35% of the first $500 million of average daily net assets; 0.30% of average daily net assets over $500 million up to $2.5 billion; and 0.25% of average daily net in excess of $2.5 billion, less 50% of any amount reimbursed pursuant to the portfolio’s expense limitation. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Diversified Equity, a series of Transamerica Funds, also managed by the sub-adviser. Prior to May 1, 2010, the co-sub-advisory fee for the portfolio was 0.31% of the first $500 million of average daily net assets; 0.275% of average daily net assets over $500 million up to $1.5 billion; and 0.28% of average daily net in excess of $1.5 billion. A portion of the sub-advisory fee was paid to a prior co-manager based on their portion of managed assets as follows: 0.40% of the first $500 million of average daily net assets; 0.375% of average daily net assets over $500 million up to $1.5 billion; and 0.35% of average daily net assets in excess of $1.5 billion.

53

6  Fees were paid to the portfolio’s previous sub-adviser. Effective April 9, 2010, the sub-advisory fee for the portfolio is 0.28% of the first $2 billion of average daily net assets; 0.25% of average daily net assets over $2 billion up to $5 billion; and 0.225% of average daily net assets in excess $5 billion. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica WMC Diversified Growth, Transamerica WMC Diversified Growth VP, Transamerica WMC Diversified Growth II VP and the portion of the assets of the Transamerica Partners Large Growth Portfolio that are sub-advised by Wellington Management. Prior to April 9, 2010, the sub-advisory fee for the portfolio was 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion.

7 Fees were paid to the portfolio’s previous sub-adviser. Effective April 9, 2010, the sub-advisory fee for the portfolio is 0.28% of the first $2 billion of average daily net assets; 0.25% of average daily net assets over $2 billion up to $5 billion; and 0.225% of average daily net assets in excess $5 billion. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica WMC Diversified Growth, Transamerica WMC Diversified Growth VP, Transamerica WMC Diversified Growth II VP and the portion of the assets of the Transamerica Partners Large Growth Portfolio that are sub-advised by Wellington Management. Prior to April 9, 2010, the sub-advisory fee for the portfolio was 0.30% of the portfolio’s average daily net assets.

Portfolio Manager(s)

The following portfolios are managed by portfolio manager(s). The SAI provides additional information about the portfolio manager(s)’ compensation, other accounts managed by the portfolio manager(s), and the portfolio manager(s)’ ownership in each portfolio.

Transamerica AEGON High Yield Bond VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Bradley J. Beman, CFA, CPA/2009	Portfolio Manager	AUIM	Senior Vice President, Director – High Yield
Kevin Bakker, CFA/2009	Portfolio Manager	AUIM	High Yield Portfolio Manager
Benjamin D. Miller, CFA/2009	Portfolio Manager	AUIM	High Yield Portfolio Manager

Transamerica Balanced VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Kirk J. Kim/2008	Portfolio Manager (Lead-Equity)	TIM	Principal, Deputy Chief Investment Officer, Portfolio Manager
John D. Lawrence, CFA/2009	Portfolio Manager (Co-Equity)	TIM	Principal, Portfolio Manager
Gary U. Rollé, CFA/1994	Portfolio Manager (Co-Equity)*	TIM	Principal, Managing Director, Chief Executive Officer, Chief Investment Officer
Greg D. Haendel, CFA/2008	Portfolio Manager (Lead-Fixed)	TIM	Principal, Portfolio Manager
Derek S. Brown, CFA/2008	Portfolio Manager (Co-Fixed)	TIM	Principal, Director of Fixed Income, Portfolio Manager
Brian W. Westhoff, CFA/2008	Portfolio Manager (Co-Fixed)	TIM	Principal, Portfolio Manager

* Mr. Rollé will be a co-portfolio manager through June 30, 2010. In July he will no longer have official portfolio management responsibilities, but he will continue in the capacity of advisory consultant until the end of 2010.

Transamerica BlackRock Global Allocation VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Dennis Stattman/2009	Senior Portfolio Manager	BlackRock	Managing Director
Dan Chamby/2009	Associate Portfolio Manager	BlackRock	Managing Director
Romualdo Roldan/2009	Associate Portfolio Manager	BlackRock	Managing Director

Transamerica BlackRock Large Cap Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Robert C. Doll, Jr., CFA/2004	Senior Portfolio Manager	BlackRock	Vice Chairman, Chief Equity Strategist
Daniel Hanson, CFA/2008	Associate Portfolio Manager	BlackRock	Managing Director
54

Transamerica BlackRock Tactical Allocation VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Phil Green/2009	Managing Director	BlackRock	Lead Portfolio Manager, Portfolio Co-Manager
Michael Huebsch/2009	Managing Director	BlackRock	Lead Portfolio Manager

Transamerica Clarion Global Real Estate Securities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Steven D. Burton, CFA/2002	Portfolio Manager	Clarion	Managing Director
T. Ritson Ferguson, CFA/2002	Portfolio Manager	Clarion	Chief Investment Officer
Joseph P. Smith, CFA/2002	Portfolio Manager	Clarion	Managing Director

Transamerica Convertible Securities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Kirk J. Kim/2002	Portfolio Manager (Lead)	TIM	Principal, Deputy Chief Investment Officer, Portfolio Manager
Peter O. Lopez/2002	Portfolio Manager (Co)	TIM	Principal, President, Director of Research, Portfolio Manager

Transamerica Diversified Equity VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Edward S. Han/2010	Portfolio Manager (Lead)	TIM	Principal, Portfolio Manager
Gary U. Rollé, CFA/2009	Portfolio Manager (Co)*	TIM	Principal, Managing Director, Chief Executive Officer, Chief Investment Officer
Peter O. Lopez/2009	Portfolio Manager (Co)	TIM	Principal, President, Director of Research, Portfolio Manager

* Mr. Rollé will be a co-portfolio manager through June 30, 2010. In July he will no longer have official portfolio management responsibilities, but he will continue in the capacity of advisory consultant until the end of 2010.

Transamerica Efficient Markets VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2008	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Federated Market Opportunity VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Steven J. Lehman, CFA/1994	Senior Portfolio Manager	Federated	Vice President and Senior Vice President
Dana L. Meissner, CFA/2009	Portfolio Manager	Federated	Vice President and Senior Investment Analyst
55

Transamerica Focus VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Edward S. Han/2009	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager
Kirk J. Kim/2009	Portfolio Manager (Co)	TIM	Principal, Deputy Chief Investment Officer, Portfolio Manager
Joshua D. Shaskan, CFA/2009	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager

Transamerica Foxhall Emerging Markets/Pacific Rim VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Foxhall Global Conservative VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Foxhall Global Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Foxhall Global Hard Asset VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Growth Opportunities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Edward S. Han/2005	Portfolio Manager (Lead)	TIM	Principal, Portfolio Manager
John J. Huber, CFA/2005	Portfolio Manager (Lead)	TIM	Principal, Director of Equity
56

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Process and Risk Management, Portfolio Manager

Transamerica Hanlon Balanced VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Hanlon Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Hanlon Growth and Income VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Hanlon Managed Income VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Index 35 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2009	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Index 50 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2008	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Index 75 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2008	Portfolio Manager	AUIM	Senior Vice President and
57

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Senior Portfolio Manager

Transamerica Index 100 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2009	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Jennison Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Michael A. Del Balso/2009	Portfolio Manager	Jennison	Managing Director and Director of Research for Growth Equity
Kathleen A. McCarragher/2000	Portfolio Manager	Jennison	Managing Director and Head of Growth Equity
Spiros “Sig” Segalas/2009	Portfolio Manager	Jennison	Director, President and Chief Investment Officer

Transamerica JPMorgan Core Bond VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Douglas S. Swanson/2007	Portfolio Manager	JPMorgan	Managing Director and Portfolio Manager

Transamerica JPMorgan Enhanced Index VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Terance Chen/1997	Vice President	JPMorgan	Portfolio Manager
Raffaele Zingone/1997	Portfolio Manager	JPMorgan	Portfolio Manager

Transamerica JPMorgan Mid Cap Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jonathan K.L. Simon/2004	Portfolio Manager	JPMorgan	Portfolio Manager and Chief Investment Officer (US Value)
Lawrence Playford, CFA/2004	Portfolio Manager	JPMorgan	Vice President and Research Analyst
Gloria Fu, CFA/2006	Portfolio Manager	JPMorgan	Vice President and Research Analyst

Transamerica MFS International Equity VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Daniel Ling/2009	Portfolio Manager	MFS	Investment Officer, Investment Manager, Lion Capital Management, Singapore
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Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Marcus L. Smith/2006	Portfolio Manager	MFS	Investment Officer

Transamerica Morgan Stanley Active International Allocation VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Ann D. Thivierge/2002	Portfolio Manager	MSIM	Managing Director

Transamerica Morgan Stanley Mid-Cap Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Dennis P. Lynch/2002	Lead Portfolio Manager	VKAM	Managing Director
David S. Cohen/2002	Portfolio Manager	VKAM	Managing Director
Sam G. Chainani/2004	Portfolio Manager	VKAM	Managing Director
Alexander T. Norton/2005	Portfolio Manager	VKAM	Executive Director
Jason C. Yeung/2007	Portfolio Manager	VKAM	Executive Director
Armistead B. Nash/2008	Portfolio Manager	VKAM	Executive Director

Transamerica Multi Managed Large Cap Core VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Dennis P. Lynch/2002	Lead Portfolio Manager	MSIM	Managing Director
David S. Cohen/2002	Portfolio Manager	MSIM	Managing Director
Sam G. Chainani/2004	Portfolio Manager	MSIM	Managing Director
Alexander T. Norton/2005	Portfolio Manager	MSIM	Executive Director
Jason C. Yeung/2007	Portfolio Manager	MSIM	Executive Director
Armistead B. Nash/2008	Portfolio Manager	MSIM	Executive Director
Kevin Holt/2004	Co-Lead Portfolio Manager	MSIM	Managing Director
Jason Leder/2004	Co-Lead Portfolio Manager	MSIM	Managing Director
Devin Armstrong/2007	Portfolio Manager	MSIM	Executive Director
James Warwick/2007	Portfolio Manager	MSIM	Executive Director

Transamerica PIMCO Total Return VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Chris P. Dialynas/2008	Portfolio Manager	PIMCO	Managing Director

Transamerica ProFund UltraBear VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Todd B. Johnson/2009	Lead Portfolio Manager	ProFund Advisors	Chief Investment Officer
Howard S.Rubin/2009	Portfolio Manager	ProFund Advisors	Director, Portfolio Manager
Robert M. Parker/2009	Portfolio Manager	ProFund Advisors	Senior Portfolio Manager
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Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Transamerica Small/Mid Cap Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeffrey J. Hoo, CFA/2008	Portfolio Manager (Lead)	TIM	Principal, Portfolio Manager
Joshua D. Shaskan, CFA/2008	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager
Thomas E. Larkin, III/2008	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager, Senior Securities Analyst

Transamerica T. Rowe Price Small Cap VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sudhir Nanda, CFA/2006	Portfolio Manager	T. Rowe Price	Vice President and Portfolio Chairman

Transamerica Third Avenue Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Curtis R. Jensen/1998	Co-Portfolio Manager	Third Avenue	Co-Chief Investment Officer
Yang Lie/2008	Co-Portfolio Manager	Third Avenue	Director of Research
Kathleen K. Crawford/2007	Assistant Portfolio Manager	Third Avenue	Research Analyst

Transamerica U.S. Government Securities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Derek S. Brown, CFA/2005	Portfolio Manager (Lead)	TIM	Principal, Director of Fixed Income, Portfolio Manager
Greg D. Haendel, CFA/2003	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager

Transamerica WMC Diversified Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul E. Marrkand, CFA/2010	Portfolio Manager	Wellington Management	Senior Vice President and Equity Portfolio Manager

Transamerica WMC Diversified Growth II VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul E. Marrkand, CFA/2010	Portfolio Manager	Wellington Management	Senior Vice President and Equity Portfolio Manager
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Disclosure of Portfolio Holdings: A detailed description of the portfolios' policies and procedures with respect to the disclosure of the portfolios' securities is available in the SAI. The portfolios publish all holdings on the website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

Prior Performance for Similar Accounts

Wellington Management - Transamerica WMC Diversified Growth VP and Transamerica WMC Diversified Growth II VP (the “WMC Portfolios”). The performance information shown below represents a composite of the prior performance of certain discretionary accounts (the “Other Accounts”) managed by Wellington Management with substantially similar investment objectives, policies and strategies as the WMC Portfolios. Wellington Management has prepared the historical performance shown for the composite in compliance with the Global Investment Performance Standards. This methodology differs from the guidelines of the Securities and Exchange Commission for calculating performance of mutual funds.

The WMC Portfolios’ actual performance may vary significantly from the past performance of the composite. Differences in asset size and cash flows may result in different security selections, differences in relative weightings of securities or differences in prices paid for particular portfolio holdings. In addition, the Other Accounts were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite.

The composite performance presented below is shown on both a gross and net basis. The net performance results have been adjusted to reflect the operating expenses of Initial and Service Class shares of Transamerica WMC Diversified Growth VP.

The composite performance is not that of the WMC Portfolios, should not be interpreted as indicative of the WMC Portfolios’ future performance, and should not be considered a substitute for the WMC Portfolios’ performance.

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Year-by-Year Total Return as of 12/31 each year (%)

The composite performance in the bar chart below is shown on a gross basis and net of the operating expenses of Transamerica WMC Diversified Growth VP Initial Class shares.

The composite performance in the bar chart below is shown on a gross basis and net of the operating expenses of Transamerica WMC Diversified Growth VP Service Class shares.

Average Annual Total Returns for the period ended 12/31/09

	1 year	5 years	10 years
Wellington Management Diversified Growth Composite (gross of expenses)	38.91%	4.34%	1.13%
Wellington Management Diversified Growth Composite (net of expenses of Transamerica WMC Diversified Growth VP Initial Class shares)	37.84%	3.52%	0.34%
Wellington Management Diversified Growth Composite (net of expenses of Transamerica WMC Diversified Growth VP Service Class shares)	37.51%	3.26%	0.09%
Russell 1000® Growth Index	37.21%	1.63%	-3.99%
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OTHER INFORMATION

Share Classes

TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2011. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

Purchase and Redemption of Shares

Shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York and Monumental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (“NAV”) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust’s distributor (or other agent) of a purchase order or receipt of a redemption request.

Valuation of Shares

The NAV of all portfolios is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Purchase orders for shares of the TST asset allocation portfolios that are received in good order and accepted before the close of business on the NYSE receive the NAV determined as of the close of the NYSE that day. For direct purchases, corresponding orders for shares of the underlying constituent portfolios are priced on the same day that orders for shares of the asset allocation portfolios are received and accepted. For purchases of shares of the TST asset allocation portfolios through the National Securities Clearing Corporation (“NSCC”), orders for shares of the underlying constituent portfolios will be placed after the receipt and acceptance of the settled purchase order for shares of the asset allocation portfolios.

How NAV Is Calculated

The NAV of each portfolio (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios’ securities for the purposes of determining the portfolios’ NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may

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be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that the portfolio uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end portfolios (other than ETF shares) are generally valued at the net asset value per share reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the portfolios’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV per share.

Market Timing/Excessive Trading

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. As money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares may disrupt portfolio management, hurt portfolio performance and drive portfolio expenses higher. For example, a portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.

Transamerica Series Trust’s Board of Trustees has approved policies and procedures that are designed to discourage market timing or excessive trading which include limitations on the number of transactions in portfolio shares. If you intend to engage in such practices, we request that you do not purchase shares of any of the portfolios. Each portfolio reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the portfolio reasonably believes to be in connection with market timing or excessive trading.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios’ policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it

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reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a “contract owner”) or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and excessive short-term trading, the portfolios cannot always recognize or detect such trading. The Trust’s distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries’ ability to deter such activity may be limited by operational and information systems. Due to the risk that the portfolios and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an asset allocation portfolio in furtherance of a portfolio’s objective are not considered to be market timing or disruptive trading.

Investment Policy Changes

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name will provide its shareholders with at least 60 days’ prior written notice before making changes to such policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.

Unless expressly designated as fundamental, all policies and procedures of the portfolios, including their investment objectives, may be changed at any time by the Board of Trustees without shareholder approval. The investment strategies employed by a portfolio may also be changed without shareholder approval.

To the extent authorized by law, Transamerica Series Trust and each of the portfolios reserve the right to discontinue offering shares at any time, to merge or liquidate a class of shares or to cease operations entirely.

Asset Allocation Funds

The asset allocation portfolios, Transamerica Asset Allocation – Conservative VP, Transamerica Asset Allocation – Growth VP, Transamerica Asset Allocation – Moderate Growth VP, Transamerica Asset Allocation – Moderate VP and Transamerica International Moderate Growth VP, as well as Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Multi-Manager International Portfolio and Transamerica Multi-Manager Alternative Strategies Portfolio, each separate series of Transamerica Funds, may own a significant portion of the shares of a TST portfolio. Transactions by the asset allocation portfolios may be disruptive to the management of an underlying portfolio.

Dividends and Distributions

Each portfolio intends to distribute annually substantially all of its net investment income, if any. Dividends of Transamerica Money Market VP are declared daily and distributed monthly. Capital gain distributions are typically declared and distributed annually, if any. Dividends and distributions are paid on the business day following the ex-dividend date, and will be reinvested in additional shares unless you elect to take your dividends in cash. Distributions of short-term capital gains are included as distributions of net investment income.

Taxes

Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify for each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). As a regulated investment company, a portfolio generally will not be subject to federal income tax on the taxable income that it distributes. Taxable income consists generally of net investment income and any capital gains. It is each portfolio’s intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance policies and annuity contracts. Certain separate accounts are required to meet diversification requirements under Section 817(h) of the Code and the regulations thereunder in order for insurance policies and annuity contracts funded by those separate accounts to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and is

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owned only by separate accounts and certain other qualified investors (including the asset allocation portfolios offered in this prospectus if they are owned only by separate accounts and certain other qualified investors), the separate accounts invested in that portfolio will be allowed to look through to the portfolio’s investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirements under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the insurance policies and annuity contracts invested in that portfolio could become currently taxable to the owners of the policies and contracts, and income for prior periods with respect to the policies and contracts could also be taxable in the year in which that failure occurs.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see “Federal Income Tax Considerations” included in the respective prospectuses for the policies and contracts.

Distribution and Service Plans

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (“TCI”), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class and up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2011. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

Other Distribution and Service Arrangements

The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York and Monumental Life Insurance Company (together, the “Transamerica Insurance Companies”), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of Western Reserve and is affiliated with the other Transamerica Insurance Companies, and TAM’s business profits (from managing the portfolios) may directly benefit Western Reserve and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios’ shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies, TCI, and/or other portfolio sub-advisers, directly or through TCI, out of their past profits and other available sources, provide cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries as a means to promote the distribution and wholesaling of variable contracts (and thus, indirectly, the portfolios’ shares). In certain cases, these payments may be significant. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial and may be substantial to any given recipient. Revenue sharing arrangements are separately negotiated. Revenue sharing is not an expense of the portfolios, is not reflected in the fees and expenses sections of this prospectus and does not change the price paid by investors for the purchase of a portfolio’s shares or the amount received by an investor as proceeds from the redemption of portfolio shares. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

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Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit TAM, TCI and their affiliates to the extent the payments result in more assets being invested in the portfolios on which fees are being charged.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentives for the insurers and other financial intermediaries to make the TST portfolios’ shares available to current or prospective variable contract owners to the detriment of other potential investment options.

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LIST AND DESCRIPTION OF CERTAIN UNDERLYING PORTFOLIOS

This section lists and describes the underlying portfolios in which some or all of the asset allocation portfolios may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Further information about certain underlying portfolios of TST and certain underlying funds of Transamerica Funds is contained in those underlying funds’/portfolios’ prospectuses, available at www.transamericafunds.com.

TST UNDERLYING PORTFOLIOS:

Fund Name	Transamerica Asset Allocation – Conservative VP	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica AEGON High Yield Bond VP	X		X	X
Transamerica Balanced VP	X	X	X	X
Transamerica BlackRock Large Cap Value VP	X	X	X	X		X
Transamerica Clarion Global Real Estate Securities VP	X	X	X	X	X
Transamerica Convertible Securities VP	X	X	X	X		X
Transamerica Diversified Equity VP	X	X	X	X		X
Transamerica Federated Market Opportunity VP	X	X	X	X	X
Transamerica Focus VP	X	X	X	X
Transamerica Growth Opportunities VP	X	X	X	X		X
Transamerica Jennison Growth VP	X	X	X	X		X
Transamerica JPMorgan Core Bond VP	X		X	X	X	X
Transamerica JPMorgan Enhanced Index VP	X	X	X	X		X
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Fund Name	Transamerica Asset Allocation – Conservative VP	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica JPMorgan Mid Cap Value VP	X	X	X	X		X
Transamerica MFS International Equity VP						X
Transamerica Money Market VP	X	X	X	X	X	X
Transamerica Morgan Stanley Active International Allocation VP	X	X	X	X	X
Transamerica Morgan Stanley Mid-Cap Growth VP						X
Transamerica Multi Managed Large Cap Core VP	X	X	X	X
Transamerica PIMCO Total Return VP	X		X	X	X	X
Transamerica Small/Mid Cap Value VP	X	X	X	X
Transamerica T. Rowe Price Small Cap VP	X	X	X	X
Transamerica Third Avenue Value VP						X
Transamerica U.S. Government Securities VP	X		X	X	X	X
Transamerica WMC Diversified Growth VP	X	X	X	X		X

• Transamerica AEGON High Yield Bond VP seeks a high level of current income by investing in high-yield debt securities. The portfolio invests at least 80% of its net assets in a portfolio of high-yield/high-risk bonds (commonly known as “junk bonds”). These junk bonds are high risk debt securities rated in medium or lower categories. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; credit; fixed-income securities; high-yield debt securities; increase in expenses; liquidity; market; portfolio selection; and valuation.

• Transamerica Balanced VP seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by

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companies of all sizes. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; credit; currency; derivatives; fixed-income securities; foreign securities; growth stocks; high-yield debt securities; increase in expenses; liquidity; market; mortgage-related securities; portfolio selection; small- or medium-sized companies; stocks; and valuation.

• Transamerica BlackRock Large Cap Value VP seeks long-term capital growth by investing primarily in equity securities of large cap companies. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies that, at the time of purchase, have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Value Index. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; fixed-income securities; foreign securities; increase in expenses; liquidity; market; portfolio selection; preferred stock; stocks; value investing; and U.S. government agency obligations.

• Transamerica Clarion Global Real Estate Securities VP seeks long-term total return from investments primarily in equity securities of real estate companies. The portfolio’s portfolio will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; fixed-income securities; foreign securities; increase in expenses; market; mortgage-related securities; non-diversification; portfolio selection; portfolio turnover; real estate securities; REITs; small- or medium-sized companies; and stocks.

• Transamerica Convertible Securities VP seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. The principal risks of investing in this underlying portfolio are: active trading; cash management and defensive investing; convertible securities; currency; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; portfolio selection; repurchase agreements; and stocks.

• Transamerica Diversified Equity VP seeks to maximize capital appreciation by investing at least 80% of its assets in equity securities. The portfolio’s sub-adviser uses a “bottom-up” approach to investing, and constructs the portfolio one company at a time. The portfolio may invest in securities of all sizes; generally, however, the portfolio invests in securities of companies whose market capitalization is greater than $500 million. The portfolio may also invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; focused investing; foreign securities; growth stocks; increase in expenses; market; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica Federated Market Opportunity VP seeks absolute (positive) returns with low correlation to the U.S. equity market by investing, under normal conditions, in domestic and foreign securities that the fund’s sub-adviser deems to be undervalued or out-of-favor. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; commodities; convertible securities; country, sector or industry focus; currency; currency hedging; derivatives; emerging markets; exchange-traded funds; fixed-income securities; foreign securities; high-yield debt securities; hybrid instruments; increase in expenses; investment companies; leveraging; liquidity; market; portfolio selection; portfolio turnover; REITs; short sales; stocks; tax; and value investing.

• Transamerica Focus VP seeks to maximize long-term growth by investing primarily in domestic equity securities that, in the portfolio’s sub-adviser’s opinion, are trading at a material discount to intrinsic value. The portfolio will generally invest in domestic equity securities of any size. The portfolio may also invest up to  10% of its assets in short sale positions. The portfolio may invest up to 20% of its assets in convertible and non-convertible high-yield, debt securities rated below investment grade. The portfolio’s sub-adviser uses a “bottom-up” approach to investing, and constructs the portfolio’s portfolio one company at a time. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; derivatives; fixed-income securities; focused investing; foreign securities; high-yield debt securities; increase in expenses; market; non-diversification; portfolio selection; short sales; small- or medium-sized companies; stocks; and value investing.

• Transamerica Growth Opportunities VP seeks to maximize long-term growth by generally investing at least 65% of the portfolio’s assets in a portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; derivatives; fixed-income

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securities; foreign securities; growth stocks; increase in expenses; market; portfolio selection; preferred stock; small- or medium-sized companies; stocks; and warrants and rights.

• Transamerica Jennison Growth VP seeks long-term growth of capital by investing at least 65% of its total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts of U.S. companies with market capitalizations of at least $1 billion that the sub-adviser believes have above-average prospects for growth. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; foreign securities; growth stocks; increase in expenses; market; medium-sized companies; portfolio selection; preferred stock; stocks; and warrants and rights.

• Transamerica JPMorgan Core Bond VP seeks total return, consisting of current income and capital appreciation by investing at least 80% of its assets in U.S. government securities, medium- to high-quality corporate bonds, mortgage-backed securities and asset-backed securities and commercial mortgage-backed securities. The principal risks of investing in this underlying portfolio are: asset-backed securities; cash management and defensive investing; credit; currency; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; mortgage-related securities; portfolio selection; and valuation.

• Transamerica JPMorgan Enhanced Index VP seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Index. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; fixed-income securities; foreign securities; growth stocks; increase in expenses; market; medium-sized companies; portfolio selection; repurchase agreements; stocks; U.S. government agency obligations; and value investing.

• Transamerica JPMorgan Mid Cap Value VP seeks growth from capital appreciation by investing at least 80% of net assets, under normal conditions, in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the fund’s sub-adviser believes to be undervalued. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; derivatives; foreign securities; increase in expenses; market; medium-sized companies; portfolio selection; preferred stock; REITs, stocks; and value investing.

• Transamerica MFS International Equity VP seeks capital growth by investing primarily in equity securities of foreign companies, including emerging markets securities. Under normal market conditions, at least 80% of the portfolio’s net assets are invested in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, potentially including emerging markets. The portfolio may invest a relatively large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. The portfolio may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying portfolio are: active trading; cash management and defensive investing; convertible securities; currency; derivatives; emerging markets; foreign securities; geographic; growth stocks; increase in expenses; leveraging; liquidity; market; portfolio selection; preferred stock; small- or medium-sized companies; stocks; and value investing.

• Transamerica Money Market VP seeks to obtain maximum current income from money market securities consistent with liquidity and preservation of principal by investing substantially all of the portfolio’s assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: bank obligations; credit; fixed-income securities; foreign securities; increase in expenses; interest rate; market; redemption; repurchase agreements; U.S. government agency obligations; and yield.

• Transamerica Morgan Stanley Active International Allocation VP seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; emerging markets; foreign securities; increase in expenses; liquidity; market; portfolio selection; real estate securities; REITs; and stocks.

• Transamerica Morgan Stanley Mid-Cap Growth VP seeks capital appreciation by investing, under normal circumstances, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The portfolio may also invest in common stocks and other equity securities of small-and large- cap companies, as well as preferred stocks, convertible

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securities, rights and warrants and debt securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; investing aggressively; market; portfolio selection; preferred stock; REITs; small- or medium-sized companies; stocks; and warrants and rights.

• Transamerica Multi Managed Large Cap Core VP seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio’s assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: currency; derivatives; emerging markets; foreign securities; growth stocks; market; REITs; stocks; and value investing.

• Transamerica PIMCO Total Return VP seeks maximum total return consistent with preservation of capital and prudent investment management by investing principally in fixed-income securities of varying maturities. The fund may invest its assets in derivative instruments. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; credit; currency; currency hedging; derivatives, emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; leveraging; liquidity; market; mortgage-related securities; portfolio selection; preferred stock; prepayment or call; repurchase agreements; Rule 144A securities; sovereign debt; stocks; U.S. government agency obligations; and valuation.

• Transamerica Small/Mid Cap Value VP seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; emerging markets; foreign securities; increase in expenses; market; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica T. Rowe Price Small Cap VP seeks long-term growth of capital by investing primarily in common stocks of small growth companies. This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute more than 50% of assets. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; exchange-traded funds; foreign securities; growth stocks; liquidity; market; portfolio selection; smaller companies; and stocks.

• Transamerica U.S. Government Securities VP seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; country sector or industry focus; derivatives; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; market; mortgage-related securities; portfolio selection; U.S. government agency obligations; and zero coupon bonds.

• Transamerica WMC Diversified Growth VP seeks to maximize long-term growth by investing, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth- oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria. Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; fixed-income securities; focused investing; foreign securities; growth stocks; increase in expenses; market; portfolio selection; small-or medium sized companies; and stocks.

The portfolios may invest their assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolios may do so without limit. Although the underlying portfolios will do this only in seeking to avoid losses, the underlying portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolios have any uninvested cash, the portfolios would also be subject to risk with respect to the depository institution holding the cash.

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TRANSAMERICA UNDERLYING FUNDS:

Fund Name	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Conservative VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica AllianceBernstein International Value	X	X	X	X	X	X
Transamerica BlackRock Global Allocation	X	X	X	X	X	X
Transamerica BlackRock Natural Resources	X
Transamerica BNY Mellon Market Neutral Strategy	X
Transamerica First Quadrant Global Macro	X
Transamerica Flexible Income		X	X	X	X	X
Transamerica Jennison Growth	X	X	X	X
Transamerica JPMorgan International Bond		X	X	X	X	X
Transamerica Loomis Sayles Bond		X	X	X	X	X
Transamerica MFS International Equity	X	X	X	X	X
Transamerica Neuberger Berman International	X	X	X	X	X	X
Transamerica Oppenheimer Developing Markets	X	X	X	X	X
Transamerica Oppenheimer Small- & Mid-Cap Value	X	X	X	X
Transamerica PIMCO Real Return TIPS		X	X	X	X	X
Transamerica Schroders International Small Cap	X	X	X	X	X
Transamerica Short-Term Bond		X	X	X	X	X
Transamerica Third Avenue Value	X	X	X	X
Transamerica Thornburg International Value	X	X	X	X	X	X
Transamerica UBS Large Cap Value	X	X	X	X		X
Transamerica Van Kampen Emerging Markets Debt		X	X	X
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Fund Name	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Conservative VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica Van Kampen Mid-Cap Growth	X	X	X	X	X
Transamerica Van Kampen Small Company Growth	X	X	X	X
Transamerica WMC Emerging Markets	X	X	X	X	X

• Transamerica AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from a variety of industries and developed countries. The fund primarily invests in issuers that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The principal risks of investing in this underlying fund are: convertible securities; currency; currency hedging; defensive investing; derivatives; foreign securities; increase in expenses; leveraging; liquidity; market; portfolio selection; repurchase agreements; securities lending; short sales; stocks; value investing; and warrants and rights.

• Transamerica BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: commodities; convertible securities; credit; currency; currency hedging; defensive investing; derivatives; distressed securities; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; liquidity; loans; market; portfolio selection; precious metals-related securities; preferred stock; prepayment or call; real estate securities; securities lending; short sales; small- or medium-sized companies; sovereign debt; stocks; tax; and warrants and rights.

• Transamerica BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders’ capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its net assets in equity securities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The principal risks of investing in this underlying fund are: defensive investing; derivatives; emerging markets; equity securities; foreign securities; increase in expenses; market and selection; mid-cap securities; natural resource-related securities; non-diversification; portfolio selection; precious metals-related securities; sector; and tax.

• Transamerica BNY Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market-neutral strategy and investing, under normal circumstances, at least 80% of the fund’s assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: currency; defensive investing; derivatives; foreign securities; increase in expenses; leveraging; market; portfolio selection; portfolio turnover; short sales; small- or medium-sized companies; and stocks.

• Transamerica First Quadrant Global Macro seeks to achieve total return from investments in the global equity, fixed-income, and currency markets, independent of market direction. The fund seeks to generate returns through risk-controlled exposure, long and short, to global equity, fixed-income, and currency markets through a wide range of derivative instruments and direct investments. The fund typically will make extensive use of derivative instruments, including futures contracts on global equity and fixed-income securities and security indices, options on futures contracts and equity indices, securities and security indices, swap contracts and forward contracts. The fund may also invest directly in global equity securities (including exchange traded funds (“ETFs”) and common and preferred stock of U.S. and non-U.S. companies) and fixed-income securities (including U.S. and non-U.S. corporate bonds and debt securities guaranteed by U.S. and non-

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U.S. governments, their agencies or instrumentalities or supranational organizations). The principal risks of investing in this underlying fund are: active trading; convertible securities; country, sector or industry focus; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; high-yield debt securities; increase in expenses; leveraging; liquidity; market; non-diversification; portfolio selection; preferred stock; prepayment or call; short sales; small- or medium-sized companies; stocks; U.S. government agency obligations; and value investing.

• Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as a secondary objective by generally investing at least 80% of its net-assets in a broad range of fixed-income securities. The fund may also invest in derivatives and equity securities. The principal risks of investing in this underlying fund are: active trading; convertible securities; credit; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; liquidity; loans; market; mortgage-related securities; portfolio selection; preferred stock; stocks; structured instruments; valuation; and warrants and rights.

• Transamerica JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund’s net assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; increase in expenses; liquidity; market; non-diversification; and portfolio selection.

• Transamerica Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing fund assets principally in fixed-income securities. The fund normally invests at least 80% of its net assets primarily in investment-grade, fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities (“junk bonds”) and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: bank obligations; convertible securities; credit; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; leveraging; liquidity; market; mortgage-related securities; portfolio selection; preferred stock; REITs; repurchase agreements; Rule 144A securities; stocks; structured instruments; and valuation.

• Transamerica MFS International Equity seeks capital growth by investing primarily in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets. The fund may invest a relatively large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. The fund may invest its assets in the stocks of companies its sub-adviser believes to have above-average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying fund are: active trading; convertible securities; currency; defensive investing; derivatives; emerging markets; foreign securities; geographic; growth stocks; increase in expenses; leveraging; liquidity; market; portfolio selection; preferred stock; small- or medium-sized companies; stocks; and value investing.

• Transamerica Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund’s sub-adviser looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; foreign securities; growth stocks; increase in expenses; leveraging; liquidity; market; portfolio selection; securities lending; small- or medium-sized companies; stocks; and value investing.

• Transamerica Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in equity securities of issuers that are economically tied to one or more emerging markets countries. In selecting securities, the fund’s sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: convertible securities; country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; liquidity; market; portfolio selection; portfolio turnover; preferred stock; small- or medium-sized companies; stocks; and warrants and rights.

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• Transamerica Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small-cap and mid-cap domestic and foreign issuers. The fund’s sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: convertible securities; currency; currency hedging; defensive investing; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; portfolio selection; portfolio turnover; preferred stock; small- or medium-sized companies; stocks; and value investing.

• Transamerica PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Protected Securities (or “TIPS”). The fund’s subadviser invests, under normal circumstances, at least 80% of the fund’s net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: CPIU measurement; credit; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; interest rate; leveraging; liquidity; market; mortgage-related securities; non-diversification; portfolio selection; portfolio turnover; preferred stock; prepayment or call; repurchase agreements; Rule 144A securities; sovereign debt; stocks; U.S. government agency obligation; and valuation.

• Transamerica Schroders International Small Cap seeks to provide long-term capital appreciation by investing primarily in the equity securities of smaller companies located outside the U.S. The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including the company’s potential for long-term growth, financial condition, quality of management and sensitivity to cyclical factors, as well as the relative value of the company’s securities compared to the market as a whole. The principal risks of investing in this underlying fund are: country/regional; currency; defensive investing, derivatives; emerging markets; foreign securities; growth stocks; increase in expenses; investment style; liquidity; market; portfolio selection; smaller companies; and stocks.

• Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, mortgage-backed securities, and asset-backed securities. Normally, the fund will invest at least 80% of its net assets in fixed-income securities. The principal risks of investing in this underlying fund are: bank obligations; credit; defensive investing; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; mortgage-related securities; portfolio selection; U.S. government agency obligations; valuation; and yield fluctuation.

• Transamerica Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks of U.S. and non-U.S. issuers. The fund invests in companies regardless of market capitalization, with the mix of its investments at any time depending on the industries and types of securities its sub-adviser believes represent the best values consistent with the fund’s strategies and restrictions. The principal risks of investing in this underlying fund are: currency; defensive investing, fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; market; non-diversification; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica Thornburg International Value seeks long-term capital appreciation by investing, under normal circumstances, at least 75% of its assets in foreign securities of issuers that are located in a number of countries throughout the world. The fund may invest in emerging markets. The fund may invest in companies of any size, but invests primarily in the large and middle range of public company market capitalizations. The principal risks of investing in this underlying fund are: currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; increase in expenses; market; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund’s sub-adviser focuses on, among other things, identifying discrepancies between a security’s fundamental value and its market price. The principal risks of investing in this underlying fund are: convertible securities; defensive investing; derivatives; increase in expenses; investment companies; market; portfolio selection; preferred stock; stocks; value investing; and warrants and rights.

• Transamerica Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging markets countries. Under normal circumstances, at least 80% of the fund’s net assets will be invested in debt securities of issuers located in emerging markets countries. The principal risks of investing in this underlying fund are: credit; currency;

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currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; increase in expenses; liquidity; market; non-diversification; portfolio selection; sovereign debt; and valuation.

• Transamerica Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal circumstances, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The fund may also invest in common stocks and other equity securities of small- and large-cap companies, as well as preferred stocks, convertible securities, rights and warrants and debt securities. The principal risks of investing in this underlying fund are: convertible securities; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; investing aggressively; market; portfolio selection; preferred stock; REITs; small- or medium-sized companies; stocks; and warrants and rights.

• Transamerica Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies. Under normal circumstances, at least 80% of the fund’s net assets will be invested in such securities. The principal risks of investing in this underlying fund are: convertible securities; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; market; portfolio selection; REITs; smaller companies; and stocks.

• Transamerica WMC Emerging Markets seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in equity securities of companies that conduct their principal business activities in emerging markets, are organized under the laws of or maintain their principal place of business in emerging markets, or whose securities are traded principally on exchanges in emerging markets. The fund’s sub-adviser considers emerging markets to be markets with rapidly growing economies. The principal risks of investing in this underlying fund are: convertible securities; country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; IPOs; liquidity; market; portfolio selection; portfolio turnover; preferred stock; small- or medium-sized companies; stocks; and warrants and rights.

The funds may invest their assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the funds may do so without limit. Although the underlying funds will do this only in seeking to avoid losses, the underlying funds may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the funds have any uninvested cash, the funds would also be subject to risk with respect to the depository institution holding the cash.

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LIST AND DESCRIPTION OF CERTAIN UNDERLYING ETFS AND
INSTITUTIONAL MUTUAL FUNDS

This section lists and describes the underlying ETFs and institutional mutual funds in which certain of the portfolios may invest. This section summarizes their respective investment objectives and principal investment strategies and risks.

UNDERLYING ETFs AND INSTITUTIONAL MUTUAL FUNDS:

Fund Name	Transamerica Index 35 VP	Transamerica Index 50 VP	Transamerica Index 75 VP	Transamerica Index 100 VP	Transamerica Efficient Markets VP
Vanguard Emerging Markets ETF	X	X	X	X
Vanguard Europe Pacific ETF	X	X	X	X
Vanguard European ETF	X	X	X	X
Vanguard Extended Market ETF	X	X	X	X
Vanguard FTSE All-World ex-US ETF	X	X	X	X
Vanguard Growth ETF	X	X	X	X
Vanguard Intermediate-Term Bond ETF	X	X	X		X
Vanguard Intermediate-Term Corporate Bond ETF	X	X	X		X
Vanguard Intermediate-Term Government Bond ETF	X	X	X		X
Vanguard Large-Cap ETF	X	X	X	X
Vanguard Long-Term Bond ETF	X	X	X		X
Vanguard Long-Term Corporate Bond ETF	X	X	X		X
Vanguard Long-Term Government Bond ETF	X	X	X		X
Vanguard Mega Cap 300 ETF	X	X	X	X
Vanguard Mega Cap 300 Growth ETF		X	X
Vanguard Mega Cap 300 Value ETF		X	X
Vanguard Mid-Cap ETF	X	X	X	X
Vanguard Mid-Cap Growth ETF		X	X
Vanguard Mid-Cap Value ETF		X	X
Vanguard Mortgage-Backed Securities ETF	X	X	X		X
Vanguard Pacific ETF	X	X	X	X
Vanguard Short-Term Bond ETF	X	X	X		X
Vanguard Short-Term Corporate Bond ETF	X	X	X		X
Vanguard Short-Term Government Bond ETF	X	X	X		X
Vanguard Small-Cap ETF	X	X	X	X
Vanguard Small-Cap Growth ETF		X	X
Vanguard Small-Cap Value ETF		X	X
Vanguard Total Bond Market ETF	X	X	X		X
Vanguard Total Stock Market ETF	X	X	X	X
Vanguard Total World Stock ETF	X	X	X	X
Vanguard Value ETF	X	X	X	X
DFA International Small Cap Value Portfolio					X
DFA International Value Portfolio					X
Emerging Markets Value Portfolio					X
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Fund Name	Transamerica Index 35 VP	Transamerica Index 50 VP	Transamerica Index 75 VP	Transamerica Index 100 VP	Transamerica Efficient Markets VP
Large Cap International Portfolio					X
U.S. Large Company Portfolio					X
U.S. Targeted Value Portfolio					X

VANGUARD UNDERLYING ETFS:

• Vanguard® Emerging Markets ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries. The ETF employs a “passive management” — or indexing —investment approach by investing substantially all (normally about 95%) of its assets in the common stocks included in the MSCI® Emerging Markets Index, while employing a form of sampling to reduce risk. The MSCI Emerging Markets Index includes approximately 748 common stocks of companies located in emerging markets around the world. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk, emerging markets risk, currency risk and index sampling risk.

• Vanguard® Europe Pacific ETF seeks to provide a tax-efficient investment return consisting of long-term capital appreciation. The ETF purchases stocks included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI® EAFE®) Index, which is made up of approximately 989 common stocks of companies located in 21 countries in Europe, Australia, Asia and the Far East. The ETF uses statistical methods to “sample” the Index, aiming to closely track its investment performance while limiting investments in Index securities that have undesirable tax characteristics in an attempt to minimize taxable income distributions. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

• Vanguard® European ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe. The ETF employs a “passive management” — or indexing —investment approach by investing all, or substantially all, of its assets in the common stocks included in the Morgan Stanley Capital International (MSCI®) Europe Index. The MSCI Europe Index is made up of approximately 467 common stocks of companies located in 16 European countries — mostly companies in the United Kingdom, France, Germany, and Switzerland. Other countries represented in the Index include Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain and Sweden. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

• Vanguard® Extended Market ETF seeks to track the performance of a benchmark index that measures the investment return of small-and mid-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Standard & Poor’s Completion Index, a broadly diversified index of stocks of small and medium-size U.S. companies. The ETF invests all, or substantially all, of its assets in stocks of its target index, with nearly 80% of it assets invested in 1,200 stocks in its target index (covering nearly 80% of the Index’s total market capitalization), and the rest of its assets in a representative sample of the remaining stocks. The primary risks of investing in this underlying ETF are stock market risk, investment style risk and index sampling risk.

• Vanguard® FTSE All-World ex-US ETF seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets outside the U.S. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the FTSE® All-World ex-US Index, a free-float-adjusted, market-capitalization-weighted index designed to measure equity market performance of international markets. The Index includes approximately 2,140 stocks of companies located in 46 countries, including both developed and emerging markets. The ETF attempts to replicate its target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk, emerging markets risk and currency risk.

• Vanguard® Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Prime Market Growth Index, a broadly diversified index predominantly made up of growth stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or

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substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risks.

• Vanguard® Intermediate-Term Bond ETF seeks to track the performance of a market-weighted bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. 5-10 Year Government/Credit Bond Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 5 and 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

• Vanguard® Intermediate-Term Corporate Bond ETF seeks to track the performance of a market-weighted corporate bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 5-10 Year Corporate Index. This Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 5 and 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 7.9 years. The primary risks of investing in this underlying ETF are: interest rate risk, credit risk, income risk and index sampling risk.

• Vanguard® Intermediate-Term Government Bond ETF seeks to track the performance of a market-weighted government bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 3-10 Year Government Float Adjusted Index. This Index includes fixed-income securities issued by the U.S. Treasury (not including inflation-protected bonds) and U.S. government agencies and instrumentalities, as well as corporate or dollar-denominated foreign debt guaranteed by the U.S. government, with maturities between 3 and 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 5.9 years. The primary risks of investing in this underlying ETF are: income risk, interest rate risk and credit risk.

• Vanguard® Large-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Prime Market 750 Index, a broadly diversified index predominantly made up of stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Long-Term Bond ETF seeks to track the performance of a market-weighted bond index with a long-term dollar-weighted average maturity. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. Long Government/Credit Bond Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of greater than 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 15 and 30 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

• Vanguard® Long-Term Corporate Bond ETF seeks to track the performance of a market-weighted corporate bond index with a long-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. Long Corporate Index. This Index includes U.S.

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dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities greater than 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 24.7 years. The primary risks of investing in this underlying ETF are: interest rate risk, credit risk, income risk and index sampling risk.

• Vanguard® Long-Term Government Bond ETF seeks to track the performance of a market-weighted government bond index with a long-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. Long Government Float Adjusted Index. This Index includes fixed-income securities issued by the U.S. Treasury (not including inflation-protected bonds) and U.S. government agencies and instrumentalities, as well as corporate or dollar-denominated foreign debt guaranteed by the U.S. government, with maturities greater than 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 19.0 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

• Vanguard® Mega Cap 300 ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the U.S. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Morgan Stanley Capital International® (MSCI®) US Large Cap 300 Index, a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mega Cap 300 Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI US Large-Cap Growth Index, which represents the value of companies of the MSCI US Large-Cap 300 Index. The index is a, free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization growth stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mega Cap 300 Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI US Large-Cap Value Index, which represents the value of companies of the MSCI US Large-Cap 300 Index. The index is a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization value stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mid-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mid-Cap Growth ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization growth stocks. The ETF employs a “passive management” —or indexing — investment approach designed to track the performance of the MSCI US Mid Cap Growth Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

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• Vanguard® Mid-Cap Value ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization value stocks. The ETF employs a “passive management” —or indexing — investment approach designed to track the performance of the MSCI US Mid Cap Value Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mortgage-Backed Securities ETF seeks to track the performance of a market-weighted mortgage-backed securities index. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. MBS Float Adjusted Index. This Index covers U.S. agency mortgage-backed pass-through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). To be included in the Index, pool aggregates must have at least $250 million currently outstanding and a weighted average maturity of at least 1 year. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 5.76 years. The primary risks of investing in this underlying ETF are: prepayment risk, interest rate risk, credit risk, income risk and index sampling risk.

• Vanguard® Pacific ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of the Pacific region. The ETF employs a “passive management” — or indexing — investment approach by investing all, or substantially all, of its assets in the common stocks included in the MSCI® Pacific Index. The MSCI Pacific Index consists of approximately 494 common stocks of companies located Japan, Australia, Hong Kong, Singapore, and New Zealand. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

• Vanguard® Short-Term Bond ETF seeks to track the performance of a market-weighted bond index with a short-term dollar-weighted average maturity. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. 1-5 Year Government/Credit Bond Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 1 and 5 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF’s maintains a dollar-weighted average maturity consistent with that of the Index, which generally does not exceed 3 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, index sampling risk and credit risk.

• Vanguard® Short-Term Corporate Bond ETF seeks to track the performance of a market-weighted corporate bond index with a short-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 1-5 Year Corporate Index. This Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 1 and 5 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 3.1 years. The primary risks of investing in this underlying ETF are: income risk, credit risk, interest rate risk, and index sampling risk.

• Vanguard® Short-Term Government Bond ETF seeks to track the performance of a market-weighted government bond index with a short-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 1-3 Year Government Float Adjusted Index. This Index includes fixed-income securities issued by the U.S. Treasury (not including inflation-protected securities) and U.S. government agencies and instrumentalities, as well as corporate or dollar-denominated foreign debt guaranteed by the U.S. government, all with maturities between 1 and 3 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 1.9 years. The primary risks of investing in this underlying ETF are: income risk, interest rate risk, credit risk and index sampling risk.

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• Vanguard® Small-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Small Cap 1750 Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Small-Cap Growth ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI US Small Cap Growth Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Small-Cap Value ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The ETF employs a “passive management” —indexing — investment approach designed to track the performance of the MSCI US Small Cap Value Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Total Bond Market ETF seeks to track the performance of a broad, market-weighted bond index. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. Aggregate Bond Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the U.S., including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year. The ETF invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years. The primary risks of investing in this underlying ETF are interest rate risk, income risk, credit risk, call risk and index sampling risk.

• Vanguard® Total Stock Market ETF seeks to track the performance of a benchmark index that measures the investment return of the overall stock market. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Morgan Stanley Capital International (MSCI®)U.S. Broad Market Index, which represents 99.5% or more of the total market capitalization of all the U.S. common stocks regularly traded on the New York Stock Exchange and the Nasdaq over-the-counter market. The ETF typically holds 1,200-1,300 of the stocks in its target index (covering nearly 95% of the Index’s total market capitalization) and a representative sample of the remaining stocks. The ETF holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. The primary risks of investing in this underlying ETF are: stock market risk and index sampling risk.

• Vanguard® Total World Stock ETF seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets around the world. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the FTSE® All-World Index, a free-float-adjusted, market-capitalization-weighted index designed to measure the market performance of large-and mid-capitalization stocks of companies located around the world. The Index includes approximately 2,800 stocks of companies located in 47 countries, including both developed and emerging markets. The ETF typically holds approximately 2,000 stocks in its target Index (covering nearly 99% of the Index’s total market capitalization) and a representative sample of the remaining stocks. The ETF holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings, country weightings, and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk, emerging markets risk, currency risk and index sampling risk.

• Vanguard® Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Prime Market Value Index, a broadly diversified index predominantly made up

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of value stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

UNDERLYING DFA INSTITUTIONAL MUTUAL FUNDS:

• DFA International Small Cap Value Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio pursues its objective by investing in stocks of small non-U.S. companies believed to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value. In assessing value, additional factors such as price to cash flow or price to earning ratios may be considered, as well as economic conditions and developments in the issuer’s industry. The criteria for assessing value are subject to change from time to time. The Portfolio currently invests in companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom. The primary risks of investing in this underlying institutional mutual fund are market risk, foreign securities and currencies risk and small company risk.

• DFA International Value Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio invests all of its assets in the DFA International Value Series (“International Value Series”) of The DFA Investment Trust Company, which has the same investment objective and policies as the Portfolio. The International Value Series pursues its objective by investing in value stocks of large non-U.S. companies believed to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value. In assessing value, additional factors such as price to cash flow or price to earning ratios may be considered, as well as economic conditions and developments in the issuer’s industry. The criteria for assessing value are subject to change from time to time. The Portfolio currently invests in companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom. The primary risks of investing in this underlying institutional mutual fund are market risk and foreign securities and currencies risk.

• Emerging Markets Value Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio invests all of its assets in the Dimensional Emerging Markets Value Fund Inc. (“Emerging Market Value Fund”), which has the same investment objective and policies as the Portfolio. The Emerging Markets Value Fund pursues its objective by investing in emerging markets equity securities believed to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value. In assessing value, additional factors such as price to cash flow or price to earning ratios may be considered, as well as economic conditions and developments in the issuer’s industry. The criteria for assessing value are subject to change from time to time. In determining what countries are eligible markets, DFA will consider, among other things, information disseminated by the International Finance Corporation in determining and approving countries that have emerging markets. The Portfolio currently invests in companies in Brazil, Chile, China, the Czech Republic, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Philippines, Poland, South Africa, South Korea, Taiwan, Thailand, and Turkey. The primary risks of investing in this underlying institutional mutual fund are market risk, foreign securities and currencies risk, small company risk and emerging markets risk.

• Large Cap International Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio pursues its objective by investing in the stocks of large non-U.S. companies. Company size is measured on a country- or region-specific basis and based primarily on the market capitalization of operating companies traded on selected exchanges. The minimum market capitalization threshold varies by country or region and will change due to market conditions. The Portfolio currently invests in companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom. The primary risks of investing in this underlying institutional mutual fund are market risk and foreign securities and currencies risk.

• U.S. Large Company Portfolio (“Portfolio”) seeks to approximate the total investment return of the S&P 500 Index, both in terms of the price of the Portfolio’s shares and its total investment return. The Portfolio invests all of its assets in the U.S. Large Company Series (“U.S. Large Company Series”) of The DFA Investment Trust Company, which has the same investment objective and policies as the Portfolio. The U.S. Large Company Series intends to invest all of the stocks that comprise the S&P 500 Index in approximately the same proportions as they are represented in the Index. Generally, these are the U.S. stocks with the largest market capitalizations and, as a group, represent approximately 70% of the total market capitalization of all publicly traded U.S. stocks. The primary risk of investing in this underlying institutional mutual fund is market risk.

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• U.S. Targeted Value Portfolio (“Portfolio”) seeks to capture the returns and diversification benefits of a broad cross-section of U.S. small value companies, on a market-cap weighted basis. The Portfolio invests in securities of U.S. companies smaller than the 500th largest company in the market universe comprised of companies listed on the New York Stock Exchange, American Stock Exchange, and Nasdaq National Market System. After identifying the aggregate market capitalization break, a value screen is applied to the universe. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value. In assessing value, additional factors such as price-to-cash-flow or price-to-earnings ratios may be considered, as well as economic conditions and developments in the issuer's industry. The criteria for assessing value are subject to change from time to time. The primary risks of investing in this underlying institutional mutual fund are market risk, small company risk, value investment risk, derivative risk and securities lending risk.

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FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand a portfolio's performance for the past five years or since its inception if less than five years. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio for the period shown, assuming reinvestment of all dividends and distributions. This information through December 31, 2009 has been derived from financial statements audited by PricewaterhouseCoopers LLP, an Independent Registered Certified Public Accounting firm, whose report, along with the portfolio's financial statements, is included in the December 31, 2009 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding through each period:

Transamerica AEGON High Yield Bond VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007		2006	2005
Net asset value
Beginning of year	$5.87	$8.74	$9.48		$9.62	$10.54
Investment operations
Net investment income(a)	0.66	0.67	0.68		0.69	0.70
Net realized and unrealized gain (loss)	2.04	(2.68)	(0.52)		0.29	(0.51)
Total operations	2.70	(2.01)	0.16		0.98	0.19
Distributions
From net investment income	(0.62)	(0.72)	(0.90)		(1.00)	(0.85)
From net realized gains	–	(0.14)	–	(b)	(0.12)	(0.26)
Total distributions	(0.62)	(0.86)	(0.90)		(1.12)	(1.11)
Net asset value
End of year	$7.95	$5.87	$8.74		$9.48	$9.62

Total return(c)	47.05%	(25.20%)	1.85%		10.95%	1.81%
Net assets end of year (000’s)	$187,509	$244,866	$308,893		$378,471	$421,010
Ratio and supplemental data
Expenses to average net assets	0.80%	0.79%	0.81%		0.82%	0.83%
Net investment income, to average net assets	9.38%	8.73%	7.25%		7.16%	6.92%
Portfolio turnover rate	85%	59%	70%		96%	51%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007		2006	2005
Net asset value
Beginning of year	$5.94	$8.83	$9.56		$9.70	$10.64
Investment operations
Net investment income(a)	0.64	0.66	0.66		0.67	0.68
Net realized and unrealized gain (loss)	2.07	(2.72)	(0.51)		0.29	(0.52)
Total operations	2.71	(2.06)	0.15		0.96	0.16
Distributions
From net investment income	(0.61)	(0.69)	(0.88)		(0.98)	(0.84)
From net realized gains	–	(0.14)	–	(b)	(0.12)	(0.26)
Total distributions	(0.61)	(0.83)	(0.88)		(1.10)	(1.10)
Net asset value
End of year	$8.04	$5.94	$8.83		$9.56	$9.70

Total return(c)	46.67%	(25.46%)	1.73%		10.62%	1.50%
Net assets end of year (000’s)	$26,405	$5,617	$10,028		$10,083	$7,825
Ratio and supplemental data
Expenses to average net assets	1.05%	1.04%	1.06%		1.07%	1.08%
Net investment income, to average net assets	8.75%	8.26%	7.01%		6.91%	6.66%
Portfolio turnover rate	85%	59%	70%		96%	51%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

86

Financial Highlights

Transamerica Asset Allocation – Conservative VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.29	$11.49	$11.54	$11.43	$12.04
Investment operations
Net investment income(a),(c)	0.37	0.46	0.42	0.41	0.47
Net realized and unrealized gain (loss)	1.69	(2.75)	0.29	0.62	0.12
Total operations	2.06	(2.29)	0.71	1.03	0.59
Distributions
From net investment income	(0.40)	(0.31)	(0.34)	(0.38)	(0.32)
From net realized gains	(0.15)	(0.60)	(0.42)	(0.54)	(0.88)
Total distributions	(0.55)	(0.91)	(0.76)	(0.92)	(1.20)
Net asset value
End of year	$9.80	$8.29	$11.49	$11.54	$11.43

Total return(b)	25.22%	(21.18)%	6.38%	9.45%	5.18%

Net assets end of year (000’s)	$554,813	$497,129	$554,977	$527,618	$516,376
Ratio and supplemental data
Expenses to average net assets(d)	0.13%	0.14%	0.13%	0.13%	0.14%
Net investment income, to average net assets(c)	4.07%	4.47%	3.60%	3.54%	4.01%
Portfolio turnover rate(e)	25%	25%	43%	18%	40%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.24	$11.44	$11.50	$11.41	$12.03
Investment operations
Net investment income(a),(c)	0.37	0.48	0.40	0.40	0.47
Net realized and unrealized gain (loss)	1.65	(2.79)	0.28	0.60	0.10
Total operations	2.02	(2.31)	0.68	1.00	0.57
Distributions
From net investment income	(0.38)	(0.29)	(0.32)	(0.37)	(0.31)
From net realized gains	(0.15)	(0.60)	(0.42)	(0.54)	(0.88)
Total distributions	(0.53)	(0.89)	(0.74)	(0.91)	(1.19)
Net asset value
End of year	$9.73	$8.24	$11.44	$11.50	$11.41

Total return(b)	24.90%	(21.40)%	6.15%	9.14%	5.01%

Net assets end of year (000’s)	$823,054	$465,802	$392,969	$290,272	$172,601
Ratio and supplemental data
Expenses to average net assets(d)	0.38%	0.39%	0.38%	0.38%	0.39%
Net investment income, to average net assets(c)	4.10%	4.69%	3.48%	3.44%	4.03%
Portfolio turnover rate(e)	25%	25%	43%	18%	40%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d)  Does not include expenses of the investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying affiliated funds.

87

Financial Highlights

Transamerica Asset Allocation – Growth VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.57	$13.77	$13.63	$12.84	$12.06
Investment operations
Net investment income(a),(c)	0.09	0.20	0.28	0.37	0.16
Net realized and unrealized gain (loss)	1.80	(5.02)	0.75	1.52	1.27
Total operations	1.89	(4.82)	1.03	1.89	1.43
Distributions
From net investment income	(0.20)	(0.30)	(0.33)	(0.13)	(0.06)
From net realized gains	(0.60)	(2.08)	(0.56)	(0.97)	(0.59)
Total distributions	(0.80)	(2.38)	(0.89)	(1.10)	(0.65)
Net asset value
End of year	$7.66	$6.57	$13.77	$13.63	$12.84

Total return(b)	29.82%	(39.63)%	7.76%	15.62%	12.24%

Net assets end of year (000’s)	$808,954	$658,400	$1,260,779	$1,198,596	$966,677
Ratio and supplemental data
Expenses to average net assets(d)	0.14%	0.14%	0.13%	0.14%	0.14%
Net investment income, to average net assets(c)	1.21%	1.94%	2.00%	2.75%	1.28%
Portfolio turnover rate(e)	18%	19%	26%	4%	41%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.52	$13.67	$13.54	$12.78	$12.03
Investment operations
Net investment income(a),(c)	0.06	0.17	0.26	0.34	0.13
Net realized and unrealized gain (loss)	1.79	(4.97)	0.73	1.50	1.26
Total operations	1.85	(4.80)	0.99	1.84	1.39
Distributions
From net investment income	(0.17)	(0.27)	(0.30)	(0.11)	(0.05)
From net realized gains	(0.59)	(2.08)	(0.56)	(0.97)	(0.59)
Total distributions	(0.76)	(2.35)	(0.86)	(1.08)	(0.64)
Net asset value
End of year	$7.61	$6.52	$13.67	$13.54	$12.78

Total return(b)	29.54%	(39.75)%	7.54%	15.28%	11.92%

Net assets end of year (000’s)	$215,166	$171,239	$411,079	$338,769	$213,215
Ratio and supplemental data
Expenses to average net assets(d)	0.39%	0.39%	0.38%	0.39%	0.39%
Net investment income, to average net assets(c)	0.98%	1.51%	1.86%	2.54%	1.06%
Portfolio turnover rate(e)	18%	19%	26%	4%	41%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d)  Does not include expenses of the investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying affiliated funds.

88

Financial Highlights

Transamerica Asset Allocation – Moderate VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.36	$12.90	$12.66	$12.24	$12.10
Investment operations
Net investment income(a),(c)	0.32	0.50	0.40	0.44	0.40
Net realized and unrealized gain (loss)	1.83	(3.59)	0.57	0.89	0.46
Total operations	2.15	(3.09)	0.97	1.33	0.86
Distributions
From net investment income	(0.39)	(0.37)	(0.39)	(0.33)	(0.22)
From net realized gains	(0.35)	(1.08)	(0.34)	(0.58)	(0.50)
Total distributions	(0.74)	(1.45)	(0.73)	(0.91)	(0.72)
Net asset value
End of year	$9.77	$8.36	$12.90	$12.66	$12.24

Total return(b)	26.40%	(25.96)%	7.95%	11.48%	7.44%

Net assets end of year (000’s)	$1,101,652	$957,157	$1,550,984	$1,591,304	$1,509,579
Ratio and supplemental data
Expenses to average net assets(d)	0.13%	0.13%	0.13%	0.13%	0.14%
Net investment income, to average net assets(c)	3.63%	4.50%	3.10%	3.53%	3.36%
Portfolio turnover rate(e)	18%	23%	20%	3%	24%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.30	$12.83	$12.60	$12.20	$12.09
Investment operations
Net investment income(a),(c)	0.32	0.37	0.39	0.43	0.41
Net realized and unrealized gain (loss)	1.80	(3.47)	0.55	0.87	0.42
Total operations	2.12	(3.10)	0.94	1.30	0.83
Distributions
From net investment income	(0.37)	(0.35)	(0.37)	(0.32)	(0.22)
From net realized gains	(0.35)	(1.08)	(0.34)	(0.58)	(0.50)
Total distributions	(0.72)	(1.43)	(0.71)	(0.90)	(0.72)
Net asset value
End of year	$9.70	$8.30	$12.83	$12.60	$12.20

Total return(b)	26.20%	(26.19)%	7.73%	11.21%	7.13%

Net assets end of year (000’s)	$1,842,404	$1,190,212	$1,452,693	$1,043,139	$605,462
Ratio and supplemental data
Expenses to average net assets(d)	0.38%	0.38%	0.38%	0.38%	0.39%
Net investment income, to average net assets(c)	3.54%	3.36%	3.03%	3.44%	3.40%
Portfolio turnover rate(e)	18%	23%	20%	3%	24%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d)  Does not include expenses of the investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying affiliated funds.

89

Financial Highlights

Transamerica Asset Allocation – Moderate Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.16	$14.07	$13.72	$12.80	$12.18
Investment operations
Net investment income(a),(c)	0.23	0.34	0.37	0.43	0.30
Net realized and unrealized gain (loss)	2.00	(4.58)	0.67	1.27	0.88
Total operations	2.23	(4.24)	1.04	1.70	1.18
Distributions
From net investment income	(0.30)	(0.34)	(0.34)	(0.22)	(0.14)
From net realized gains	(0.48)	(1.33)	(0.35)	(0.56)	(0.42)
Total distributions	(0.78)	(1.67)	(0.69)	(0.78)	(0.56)
Net asset value
End of year	$9.61	$8.16	$14.07	$13.72	$12.80

Total return(b)	28.16%	(32.76)%	7.81%	13.83%	9.91%

Net assets end of year (000’s)	$1,426,280	$1,217,825	$2,229,744	$2,277,269	$1,892,007
Ratio and supplemental data
Expenses to average net assets(d)	0.13%	0.13%	0.13%	0.13%	0.14%
Net investment income, to average net assets(c)	2.61%	2.94%	2.63%	3.25%	2.47%
Portfolio turnover rate(e)	13%	18%	24%	2%	23%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.09	$13.97	$13.64	$12.75	$12.15
Investment operations
Net investment income(a),(c)	0.21	0.34	0.37	0.42	0.29
Net realized and unrealized gain (loss)	1.98	(4.58)	0.63	1.24	0.86
Total operations	2.19	(4.24)	1.00	1.66	1.15
Distributions
From net investment income	(0.28)	(0.32)	(0.32)	(0.21)	(0.13)
From net realized gains	(0.48)	(1.32)	(0.35)	(0.56)	(0.42)
Total distributions	(0.76)	(1.64)	(0.67)	(0.77)	(0.55)
Net asset value
End of year	$9.52	$8.09	$13.97	$13.64	$12.75

Total return(b)	27.87%	(32.92)%	7.56%	13.54%	9.71%

Net assets end of year (000’s)	$3,289,225	$2,187,892	$2,797,290	$1,823,589	$858,857
Ratio and supplemental data
Expenses to average net assets(d)	0.38%	0.38%	0.38%	0.38%	0.39%
Net investment income, to average net assets(c)	2.49%	2.99%	2.64%	3.15%	2.40%
Portfolio turnover rate(e)	13%	18%	24%	2%	23%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying affiliated funds.

90

Financial Highlights

Transamerica Balanced VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.38	$13.70	$12.25	$11.63	$11.77
Investment operations
Net investment income(a)	0.21	0.22	0.19	0.16	0.14
Net realized and unrealized gain (loss)	1.97	(4.36)	1.47	0.88	0.74
Total operations	2.18	(4.14)	1.66	1.04	0.88
Distributions
From net investment income	(0.16)	(0.21)	(0.15)	(0.12)	(0.16)
From net realized gains	(0.13)	(0.97)	(0.06)	(0.30)	(0.86)
Total distributions	(0.29)	(1.18)	(0.21)	(0.42)	(1.02)
Net asset value
End of year	$10.27	$8.38	$13.70	$12.25	$11.63

Total return(b)	26.30%	(32.40%)	13.61%	9.12%	7.96%
Net assets end of year (000’s)	$45,319	$36,361	$81,632	$71,949	$61,698
Ratio and supplemental data
Expenses to average net assets	0.91%	0.90%	0.89%	0.89%	0.94%
Net investment income, to average net assets	2.26%	1.89%	1.49%	1.32%	1.17%
Portfolio turnover rate	82%	67%	60%	47%	50%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.33	$13.64	$12.21	$11.61	$11.77
Investment operations
Net investment income(a)	0.18	0.19	0.16	0.13	0.11
Net realized and unrealized gain (loss)	1.96	(4.34)	1.46	0.87	0.74
Total operations	2.14	(4.15)	1.62	1.00	0.85
Distributions
From net investment income	(0.15)	(0.19)	(0.13)	(0.10)	(0.15)
From net realized gains	(0.13)	(0.97)	(0.06)	(0.30)	(0.86)
Total distributions	(0.28)	(1.16)	(0.19)	(0.40)	(1.01)
Net asset value
End of year	$10.19	$8.33	$13.64	$12.21	$11.61

Total return(b)	25.94%	(32.57%)	13.38%	8.74%	7.79%
Net assets end of year (000’s)	$56,181	$22,473	$20,711	$9,672	$3,791
Ratio and supplemental data
Expenses to average net assets	1.16%	1.15%	1.14%	1.14%	1.19%
Net investment income, to average net assets	1.98%	1.71%	1.25%	1.11%	0.91%
Portfolio turnover rate	82%	67%	60%	47%	50%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

91

Financial Highlights

Transamerica BlackRock Global Allocation VP

For a share outstanding throughout each period	Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment income(a),(e)	0.37
Net realized and unrealized gain	1.79
Total operations	2.16
Net asset value
End of period	$12.16

Total return(b)	21.60%	(h)

Net assets end of year (000’s)	$157,420
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.35%	(i)
Before reimbursement/fee waiver	0.40%	(i)
Net investment income, to average net assets(e)	4.74%	(i)
Portfolio turnover rate(f)	–%	(h)(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Rounds to less than 0.01%.

(h) Not annualized.

(i) Annualized.

92

Financial Highlights

Transamerica BlackRock Large Cap Value VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.09	$19.16	$20.80	$18.72	$17.17
Investment operations
Net investment income(a)	0.19	0.21	0.20	0.17	0.13
Net realized and unrealized gain (loss)	1.35	(6.18)	0.72	2.91	2.54
Total operations	1.54	(5.97)	0.92	3.08	2.67
Distributions
From net investment income	(0.17)	(0.15)	(0.20)	(0.10)	(0.12)
From net realized gains	–	(1.95)	(2.36)	(0.90)	(1.00)
Total distributions	(0.17)	(2.10)	(2.56)	(1.00)	(1.12)
Net asset value
End of year	$12.46	$11.09	$19.16	$20.80	$18.72

Total return(b)	13.99%	(33.89%)	4.64%	16.92%	15.94%
Net assets end of year (000’s)	$1,184,485	$712,006	$860,991	$1,054,389	$860,826
Ratio and supplemental data
Expenses to average net assets	0.84%	0.83%	0.85%	0.83%	0.84%
Net investment income, to average net assets	1.73%	1.38%	0.94%	0.86%	0.70%
Portfolio turnover rate	128%	85%	67%	60%	69%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.13	$19.21	$20.87	$18.81	$17.27
Investment operations
Net investment income(a)	0.17	0.17	0.14	0.13	0.09
Net realized and unrealized gain (loss)	1.35	(6.20)	0.73	2.91	2.57
Total operations	1.52	(6.03)	0.87	3.04	2.66
Distributions
From net investment income	(0.13)	(0.10)	(0.17)	(0.08)	(0.12)
From net realized gains	–	(1.95)	(2.36)	(0.90)	(1.00)
Total distributions	(0.13)	(2.05)	(2.53)	(0.98)	(1.12)
Net asset value
End of year	$12.52	$11.13	$19.21	$20.87	$18.81

Total return(b)	13.71%	(34.06%)	4.35%	16.62%	15.73%
Net assets end of year (000’s)	$37,502	$15,319	$33,514	$28,079	$14,908
Ratio and supplemental data
Expenses to average net assets	1.09%	1.08%	1.10%	1.08%	1.09%
Net investment income, to average net assets	1.47%	1.06%	0.70%	0.64%	0.49%
Portfolio turnover rate	128%	85%	67%	60%	69%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

93

Financial Highlights

Transamerica BlackRock Tactical Allocation VP

For a share outstanding throughout each period	Service Class May 1 to Dec 31, 2009(f)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment income(a),(c)	0.34
Net realized and unrealized gain	1.85
Total operations	2.19
Net asset value
End of period	$12.19

Total return(b)	21.90%	(g)
Net assets end of year (000’s)	$42,149
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.50%	(h)
Before reimbursement/fee waiver	0.61%	(h)
Net investment income, to average net assets(c)	4.36%	(h)
Portfolio turnover rate(e)	19%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying affiliated funds.

(f) Commenced operations on May 1, 2009.

(g) Not annualized.

(h) Annualized.

94

Financial Highlights

Transamerica Clarion Global Real Estate Securities VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$7.84	$19.64	$24.54	$19.77	$19.15
Investment operations
Net investment income(a)	0.23	0.38	0.36	0.35	0.27
Net realized and unrealized gain (loss)	2.39	(7.03)	(1.77)	7.45	2.20
Total operations	2.62	(6.65)	(1.41)	7.80	2.47
Distributions
From net investment income	–	(0.47)	(1.73)	(0.33)	(0.32)
From net realized gains	–	(4.68)	(1.76)	(2.70)	(1.53)
Total distributions	–	(5.15)	(3.49)	(3.03)	(1.85)
Net asset value
End of year	$10.46	$7.84	$19.64	$24.54	$19.77

Total return(b)	33.42%	(42.38%)	(6.70%)	42.27%	13.47%
Net assets end of year (000’s)	$493,900	$339,659	$667,356	$922,134	$599,134
Ratio and supplemental data
Expenses to average net assets	0.91%	0.87%	0.84%	0.84%	0.86%
Net investment income, to average net assets	2.73%	2.61%	1.51%	1.59%	1.41%
Portfolio turnover rate	61%	48%	60%	44%	103%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.15	$20.12	$25.06	$20.16	$19.53
Investment operations
Net investment income(a)	0.22	0.36	0.31	0.32	0.23
Net realized and unrealized gain (loss)	2.47	(7.27)	(1.80)	7.58	2.23
Total operations	2.69	(6.91)	(1.49)	7.90	2.46
Distributions
From net investment income	–	(0.38)	(1.69)	(0.30)	(0.30)
From net realized gains	–	(4.68)	(1.76)	(2.70)	(1.53)
Total distributions	–	(5.06)	(3.45)	(3.00)	(1.83)
Net asset value
End of year	$10.84	$8.15	$20.12	$25.06	$20.16

Total return(b)	33.01%	(42.49%)	(6.91%)	41.91%	13.18%
Net assets end of year (000’s)	$18,785	$14,810	$41,216	$53,276	$24,618
Ratio and supplemental data
Expenses to average net assets	1.16%	1.12%	1.09%	1.09%	1.11%
Net investment income, to average net assets	2.46%	2.35%	1.26%	1.39%	1.21%
Portfolio turnover rate	61%	48%	60%	44%	103%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

95

Financial Highlights

Transamerica Convertible Securities VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.21	$12.48	$12.03	$11.20	$12.24
Investment operations
Net investment income(a)	0.19	0.18	0.16	0.15	0.22
Net realized and unrealized gain (loss)	1.73	(4.05)	1.91	1.05	0.19
Total operations	1.92	(3.87)	2.07	1.20	0.41
Distributions
From net investment income	(0.27)	(0.18)	(0.26)	(0.19)	(0.27)
From net realized gains	–	(2.22)	(1.36)	(0.18)	(1.18)
Total distributions	(0.27)	(2.40)	(1.62)	(0.37)	(1.45)
Net asset value
End of year	$7.86	$6.21	$12.48	$12.03	$11.20

Total return(b)	31.30%	(36.87%)	18.63%	10.90%	3.88%
Net assets end of year (000’s)	$125,132	$156,137	$270,218	$429,852	$314,353
Ratio and supplemental data
Expenses to average net assets	0.82%	0.81%	0.79%	0.78%	0.79%
Net investment income, to average net assets	2.82%	1.88%	1.30%	1.26%	1.95%
Portfolio turnover rate	168%	97%	79%	64%	85%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.18	$12.42	$11.98	$11.17	$12.24
Investment operations
Net investment income(a)	0.17	0.14	0.13	0.12	0.19
Net realized and unrealized gain (loss)	1.73	(4.01)	1.91	1.04	0.18
Total operations	1.90	(3.87)	2.04	1.16	0.37
Distributions
From net investment income	(0.24)	(0.15)	(0.24)	(0.17)	(0.26)
From net realized gains	–	(2.22)	(1.36)	(0.18)	(1.18)
Total distributions	(0.24)	(2.37)	(1.60)	(0.35)	(1.44)
Net asset value
End of year	$7.84	$6.18	$12.42	$11.98	$11.17

Total return(b)	31.16%	(37.00%)	18.29%	10.65%	3.54%
Net assets end of year (000’s)	$12,160	$7,777	$18,157	$14,065	$10,710
Ratio and supplemental data
Expenses to average net assets	1.07%	1.06%	1.04%	1.03%	1.04%
Net investment income, to average net assets	2.48%	1.46%	1.02%	1.01%	1.65%
Portfolio turnover rate	168%	97%	79%	64%	85%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

96

Financial Highlights

Transamerica Diversified Equity VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$13.82	$25.01	$22.05	$18.81	$17.69
Investment operations
Net investment income(a)	0.22	0.41	0.31	0.27	0.21
Net realized and unrealized gain (loss)	3.67	(11.21)	3.02	3.23	1.10
Total operations	3.89	(10.80)	3.33	3.50	1.31
Distributions
From net investment income	(0.22)	(0.39)	(0.37)	(0.26)	(0.19)
Total distributions	(0.22)	(0.39)	(0.37)	(0.26)	(0.19)
Net asset value
End of year	$17.49	$13.82	$25.01	$22.05	$18.81

Total return(b)	28.32%	(43.67%)	15.24%	18.79%	7.47%
Net assets end of year (000’s)	$422,067	$288,218	$611,618	$598,312	$581,669
Ratio and supplemental data
Expenses to average net assets	0.91%	0.84%	0.85%	0.87%	0.90%
Net investment income, to average net assets	1.49%	2.03%	1.31%	1.35%	1.20%
Portfolio turnover rate	54%	18%	34%	59%	61%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$13.74	$24.85	$21.93	$18.73	$17.65
Investment operations
Net investment income(a)	0.18	0.37	0.26	0.21	0.16
Net realized and unrealized gain (loss)	3.63	(11.15)	2.99	3.23	1.10
Total operations	3.81	(10.78)	3.25	3.44	1.26
Distributions
From net investment income	(0.19)	(0.33)	(0.33)	(0.24)	(0.18)
Total distributions	(0.19)	(0.33)	(0.33)	(0.24)	(0.18)
Net asset value
End of year	$17.36	$13.74	$24.85	$21.93	$18.73

Total return(b)	27.85%	(43.81%)	14.98%	18.45%	7.23%
Net assets end of year (000’s)	$22,817	$8,498	$24,292	$16,329	$7,930
Ratio and supplemental data
Expenses to average net assets	1.16%	1.09%	1.10%	1.12%	1.15%
Net investment income, to average net assets	1.16%	1.83%	1.11%	1.02%	0.88%
Portfolio turnover rate	54%	18%	34%	59%	61%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

97

Financial Highlights

Transamerica Efficient Markets VP

For a share outstanding throughout each period	Initial Class				Service Class
	December 31, 2009		Nov 10 to Dec 31, 2008(i)		December 31, 2009		Nov 10 to Dec 31, 2008(i)
Net asset value
Beginning of year	$10.39		$10.00		$10.39		$10.00
Investment operations
Net investment income(a), (e)	0.27		0.10		0.25		0.11
Net realized and unrealized gain	1.62		0.29		1.61		0.28
Total operations	1.89		0.39		1.86		0.39
Distributions
From net investment income	(0.01)		–		(0.01)		–
From net realized gains	–	(b)	–		–	(b)	–
Total distributions	(0.01)		–		(0.01)		–
Net asset value
End of year	$12.27		$10.39		$12.24		$10.39

Total return(c)	18.15%		3.90%	(g)	17.86%		3.90%	(g)

Net assets end of year (000’s)	$831		$260		$26,854		$1,157
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.52%		0.52%	(h)	0.77%		0.77%	(h)
Before reimbursement/fee waiver	0.70%		17.77%	(h)	0.95%		18.02%	(h)
Net investment income, to average net assets(e)	2.42%		7.15%	(h)	2.20%		8.04%	(h)
Portfolio turnover rate(f)	37%		2%	(g)	37%		2%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than $(.01) per share.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

(i) Commenced operations on November 10, 2008.

98

Financial Highlights

Transamerica Federated Market Opportunity VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006		2005
Net asset value
Beginning of year	$13.37	$14.66	$15.40	$16.52		$17.59
Investment operations
Net investment income(a)	0.06	0.24	0.41	0.48		0.30
Net realized and unrealized gain (loss)	0.52	(0.85)	(0.50)	–	(b)	0.52
Total operations	0.58	(0.61)	(0.09)	0.48		0.82
Distributions
From net investment income	(0.45)	(0.68)	(0.58)	(0.28)		(0.40)
From net realized gains	(1.35)	–	(0.07)	(1.32)		(1.49)
Total distributions	(1.80)	(0.68)	(0.65)	(1.60)		(1.89)
Net asset value
End of year	$12.15	$13.37	$14.66	$15.40		$16.52

Total return(c)	4.20%	(4.53%)	(0.48%)	2.76%		4.96%
Net assets end of year (000’s)	$285,979	$298,449	$401,656	$518,866		$577,785
Ratio and supplemental data
Expenses to average net assets	0.84%	0.81%	0.82%	0.81%		0.83%
Net investment income, to average net assets	0.47%	1.64%	2.72%	2.94%		1.76%
Portfolio turnover rate	183%	290%	56%	91%		55%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$13.91	$15.20	$15.94	$17.05	$18.12
Investment operations
Net investment income(a)	0.05	0.21	0.38	0.45	0.27
Net realized and unrealized gain (loss)	0.52	(0.87)	(0.52)	0.01	0.54
Total operations	0.57	(0.66)	(0.14)	0.46	0.81
Distributions
From net investment income	(0.39)	(0.63)	(0.53)	(0.25)	(0.39)
From net realized gains	(1.35)	–	(0.07)	(1.32)	(1.49)
Total distributions	(1.74)	(0.63)	(0.60)	(1.57)	(1.88)
Net asset value
End of year	$12.74	$13.91	$15.20	$15.94	$17.05

Total return(c)	3.95%	(4.65%)	(0.70%)	2.47%	4.72%
Net assets end of year (000’s)	$13,590	$14,000	$25,139	$32,406	$32,851
Ratio and supplemental data
Expenses to average net assets	1.09%	1.06%	1.07%	1.06%	1.08%
Net investment income, to average net assets	0.31%	1.38%	2.48%	2.67%	1.54%
Portfolio turnover rate	183%	290%	56%	91%	55%

(a)  Calculated based on average number of shares outstanding.

(b)  Rounds to less than ($0.01) or $0.01.

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

99

Financial Highlights

Transamerica Focus VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$7.43	$13.88	$14.73	$14.71	$14.22
Investment operations
Net investment income(a)	0.07	0.18	0.16	0.18	0.10
Net realized and unrealized gain (loss)	1.99	(4.67)	(0.01)	2.26	0.48
Total operations	2.06	(4.49)	0.15	2.44	0.58
Distributions
From net investment income	(0.21)	(0.21)	(0.20)	(0.16)	(0.09)
From net realized gains	–	(1.75)	(0.80)	(2.26)	–
Total distributions	(0.21)	(1.96)	(1.00)	(2.42)	(0.09)
Net asset value
End of year	$9.28	$7.43	$13.88	$14.73	$14.71

Total return(b)	27.91%	(36.36%)	1.04%	18.56%	4.08%
Net assets end of year (000’s)	$156,691	$146,079	$297,425	$370,692	$379,373
Ratio and supplemental data
Expenses to average net assets	0.90%	0.86%	0.87%	0.88%	0.86%
Net investment income, to average net assets	0.94%	1.62%	1.11%	1.22%	0.68%
Portfolio turnover rate	131%	35%	15%	15%	33%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$7.41	$13.83	$14.69	$14.68	$14.21
Investment operations
Net investment income(a)	0.05	0.15	0.13	0.15	0.06
Net realized and unrealized gain (loss)	1.98	(4.66)	(0.02)	2.25	0.48
Total operations	2.03	(4.51)	0.11	2.40	0.54
Distributions
From net investment income	(0.17)	(0.16)	(0.17)	(0.13)	(0.07)
From net realized gains	–	(1.75)	(0.80)	(2.26)	–
Total distributions	(0.17)	(1.91)	(0.97)	(2.39)	(0.07)
Net asset value
End of year	$9.27	$7.41	$13.83	$14.69	$14.68

Total return(b)	27.57%	(36.54%)	0.77%	18.29%	3.81%
Net assets end of year (000’s)	$5,301	$4,065	$11,910	$12,810	$8,680
Ratio and supplemental data
Expenses to average net assets	1.15%	1.11%	1.12%	1.13%	1.11%
Net investment income, to average net assets	0.66%	1.35%	0.86%	0.99%	0.44%
Portfolio turnover rate	131%	35%	15%	15%	33%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts

100

Financial Highlights

Transamerica Foxhall Emerging Markets/Pacific Rim VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(h)		Service Class Jul 1 to Dec 31, 2009(h)

Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.12		0.38
Net realized and unrealized gain	0.84		0.56
Total operations	0.96		0.94
Net asset value
End of period	$10.96		$10.94

Total return(b)	9.60%	(f)	9.40%	(f)

Net assets end of period (000’s)	$12,102		$4,370
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(g)	1.25%	(g)
Before reimbursement/fee waiver	1.87%	(g)	2.12%	(g)
Net investment income, to average net assets(d)	2.29%	(g)	7.03%	(g)
Portfolio turnover rate(e)	207%	(f)	207%	(f)

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Does not include expenses of the investment companies in which the fund invests.

(d)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying funds.

(f)  Not annualized.

(g)  Annualized.

(h)  Commenced operations on July 1, 2009.

101

Financial Highlights

Transamerica Foxhall Global Conservative VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(i)		Service Class Jul 1 to Dec 31, 2009(i)

Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.09		0.17
Net realized and unrealized loss	—	(b)	(0.09)
Total operations	0.09		0.08
Net asset value
End of period	$10.09		$10.08

Total return(c)	0.90%	(g)	0.80%	(g)

Net assets end of period (000’s)	$1,880		$2,971
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	3.67%	(h)	3.92%	(h)
Net investment income, to average net assets(e)	1.80%	(h)	3.42%	(h)
Portfolio turnover rate(f)	198%	(g)	198%	(g)

(a)  Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Does not include expenses of the investment companies in which the fund invests.

(e)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f)  Does not include the portfolio activity of the underlying funds.

(g)  Not annualized.

(h)  Annualized.

(i)  Commenced operations on July 1, 2009.

102

Financial Highlights

Transamerica Foxhall Global Growth VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(h)		Service Class Jul 1 to Dec 31, 2009(h)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.11		0.30
Net realized and unrealized gain	0.92		0.71
Total operations	1.03		1.01
Net asset value
End of period	$11.03		$11.01

Total return(b)	10.30%	(f)	10.10%	(f)

Net assets end of period (000’s)	$12,318		$5,513
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(g)	1.25%	(g)
Before reimbursement/fee waiver	1.87%	(g)	2.12%	(g)
Net investment income, to average net assets(d)	2.04%	(g)	5.46%	(g)
Portfolio turnover rate(e)	255%	(f)	255%	(f)

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Does not include expenses of the investment companies in which the fund invests.

(d)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying funds.

(f)  Not annualized.

(g)  Annualized.

(h)  Commenced operations on July 1, 2009.

103

Financial Highlights

Transamerica Foxhall Global Hard Asset VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(h)		Service Class Jul 1 to Dec 31, 2009(h)

Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.07		0.23
Net realized and unrealized gain	0.27		0.10
Total operations	0.34		0.33
Net asset value
End of period	$10.34		$10.33

Total return(b)	3.40%	(f)	3.30%	(f)

Net assets end of period (000’s)	$7,065		$3,262
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(g)	1.25%	(g)
Before reimbursement/fee waiver	2.19%	(g)	2.44%	(g)
Net investment income, to average net assets(d)	1.30%	(g)	4.57%	(g)
Portfolio turnover rate(e)	248%	(f)	248%	(f)

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Does not include expenses of the investment companies in which the fund invests.

(d)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying funds.

(f)  Not annualized.

(g)  Annualized.

(h)  Commenced operations on July 1, 2009.

104

Financial Highlights

Transamerica Growth Opportunities VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008		2007	2006	2005
Net asset value
Beginning of year	$7.74	$18.18		$16.00	$15.69	$14.66
Investment operations
Net investment income (loss)(a)	– (b)	0.03		(0.01)	0.01	0.04
Net realized and unrealized gain (loss)	2.85	(6.12)		3.58	0.76	2.18
Total operations	2.85	(6.09)		3.57	0.77	2.22
Distributions
From net investment income	(0.03)	–		(0.01)	(0.04)	–
From net realized gains	–	(4.35)		(1.38)	(0.42)	(1.19)
Total distributions	(0.03)	(4.35)		(1.39)	(0.46)	(1.19)
Net asset value
End of year	$10.56	$7.74		$18.18	$16.00	$15.69

Total return(c)	36.86%	(40.90%)		23.09%	5.10%	16.23%
Net assets end of year (000’s)	$288,629	$180,962		$485,162	$478,963	$445,761
Ratio and supplemental data
Expenses to average net assets	0.88%	0.85%		0.83%	0.84%	0.86%
Net investment income (loss), to average net assets	0.04%	0.25%		(0.08%)	0.05%	0.30%
Portfolio turnover rate	60%	47%		73%	68%	44%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008		2007	2006	2005
Net asset value
Beginning of year	$7.64	$18.00		$15.88	$15.59	$14.61
Investment operations
Net investment loss(a)	(0.02)	–	(b)	(0.06)	(0.03)	–	(b)
Net realized and unrealized gain (loss)	2.81	(6.05)		3.56	0.75	2.17
Total operations	2.79	(6.05)		3.50	0.72	2.17
Distributions
From net investment income	–	–		–	(0.01)	–
From net realized gains	–	(4.31)		(1.38)	(0.42)	(1.19)
Total distributions	–	(4.31)		(1.38)	(0.43)	(1.19)
Net asset value
End of year	$10.43	$7.64		$18.00	$15.88	$15.59

Total return(c)	36.52%	(41.06%)		22.74%	4.90%	15.93%
Net assets end of year (000’s)	$11,126	$7,425		$20,062	$16,847	$14,980
Ratio and supplemental data
Expenses to average net assets	1.13%	1.10%		1.08%	1.09%	1.11%
Net investment loss, to average net assets	(0.20%)	–%	(d)	(0.33%)	(0.20%)	0.03%
Portfolio turnover rate	60%	47%		73%	68%	44%
(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Rounds to less than (0.01%) or 0.01%.

105

Financial Highlights

Transamerica Hanlon Balanced VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.49		0.62
Net realized and unrealized gain	0.91		0.76
Total operations	1.40		1.38
Net asset value
End of period	$11.40		$11.38

Total return(b)	14.00%	(g)	13.80%	(g)

Net assets end of year (000’s)	$5,067		$3,186
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	2.06%	(h)	2.31%	(h)
Net investment income, to average net assets(e)	6.78%	(h)	8.50%	(h)
Portfolio turnover rate(f)	48%	(g)	48%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

106

Financial Highlights

Transamerica Hanlon Growth VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.48		0.62
Net realized and unrealized gain	1.04		0.88
Total operations	1.52		1.50
Net asset value
End of period	$11.52		$11.50

Total return(b)	15.20%	(g)	15.00%	(g)

Net assets end of year (000’s)	$10,661		$2,093
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	1.53%	(h)	1.78%	(h)
Net investment income, to average net assets(e)	6.64%	(h)	8.51%	(h)
Portfolio turnover rate(f)	68%	(g)	68%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

107

Financial Highlights

Transamerica Hanlon Growth and Income VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.48		0.58
Net realized and unrealized gain	0.95		0.84
Total operations	1.43		1.42
Net asset value
End of period	$11.43		$11.42

Total return(b)	14.30%	(g)	14.20%	(g)

Net assets end of year (000’s)	$6,712		$2,285
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	1.88%	(h)	2.13%	(h)
Net investment income, to average net assets(e)	6.73%	(h)	8.02%	(h)
Portfolio turnover rate(f)	56%	(g)	56%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

108

Financial Highlights

Transamerica Hanlon Managed Income VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.35		0.39
Net realized and unrealized gain	0.74		0.69
Total operations	1.09		1.08
Net asset value
End of period	$11.09		$11.08

Total return(b)	10.90%	(g)	10.80%	(g)

Net assets end of year (000’s)	$17,794		$19,495
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	1.32%	(h)	1.57%	(h)
Net investment income, to average net assets(e)	4.90%	(h)	5.29%	(h)
Portfolio turnover rate(f)	99%	(g)	99%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

109

Financial Highlights

Transamerica Index 35 VP

For a share outstanding throughout each period	Initial Class Nov 19 to Dec 31, 2009(h)		Service Class Nov 19 to Dec 31, 2009(h)
Net asset value
Beginning of year	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.07		0.10
Net realized and unrealized gain	(0.07)		(0.10)
Total operations	0.00		0.00
Net asset value
End of period	$10.00		$10.00

Total return(b)	–%	(f)	–%	(f)

Net assets end of year (000’s)	$250		$1,755
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.37%	(g)	0.62%	(g)
Before reimbursement/fee waiver	27.72%	(g)	27.97%	(g)
Net investment income, to average net assets(d)	5.92%	(g)	8.60%	(g)
Portfolio turnover rate(e)	1%	(f)	1%	(f)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying funds.

(f) Not annualized.

(g) Annualized.

(h) Commenced operations on November 19, 2009.

110

Financial Highlights

Transamerica Index 50 VP

For a share outstanding throughout each period	Initial Class			Service Class
	December 31, 2009	May 1 to Dec 31, 2008(h)		December 31, 2009	May 1 to Dec 31, 2008(h)
Net asset value
Beginning of year	$8.28	$10.00		$8.26	$10.00
Investment operations
Net investment income(a),(d)	0.26	0.25		0.28	0.38
Net realized and unrealized gain (loss)	1.12	(1.97)		1.08	(2.12)
Total operations	1.38	(1.72)		1.36	(1.74)
Distributions
From net investment income	(0.03)	—		(0.02)	—
Total distributions	(0.03)	—		(0.02)	—
Net asset value
End of year	$9.63	$8.28		$9.60	$8.26

Total return(b)	16.62%	(17.20)%	(f)	16.53%	(17.40)%	(f)

Net assets end of year (000’s)	$378	$315		$191,443	$22,471
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.37%	0.37%	(g)	0.62%	0.62%	(g)
Before reimbursement/fee waiver	0.38%	1.23%	(g)	0.63%	1.48%	(g)
Net investment income, to average net assets(d)	2.91%	4.21%	(g)	3.09%	7.06%	(g)
Portfolio turnover rate(e)	27%	17%	(f)	27%	17%	(f)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying funds.

(f) Not annualized.

(g) Annualized.

(h) Commenced operations on May 1, 2008.

111

Financial Highlights

Transamerica Index 75 VP

For a share outstanding throughout each period	Initial Class				Service Class
	December 31, 2009		May 1 to Dec 31, 2008(i)		December 31, 2009		May 1 to Dec 31, 2008(i)
Net asset value
Beginning of year	$7.31		$10.00		$7.29		$10.00
Investment operations
Net investment income(a),(e)	0.16		0.33		0.23		0.38
Net realized and unrealized gain (loss)	1.57		(3.02)		1.46		(3.09)
Total operations	1.73		(2.69)		1.69		(2.71)
Distributions
From net investment income	(0.03)		—		(0.03)		—
From net realized gains	—	(b)	—		—	(b)	—
Total distributions	(0.03)		—		(0.03)		—
Net asset value
End of year	$9.01		$7.31		$8.95		$7.29

Total return(c)	23.68%		(26.90)%	(g)	23.18%		(27.10)%	(g)

Net assets end of year (000’s)	$1,016		$2		$431,394		$57
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.37%		0.37%	(h)	0.62%		0.62%	(h)
Before reimbursement/fee waiver	0.35%		0.67%	(h)	0.60%		0.92%	(h)
Net investment income, to average net assets(e)	2.17%		6.63%	(h)	2.75%		7.71%	(h)
Portfolio turnover rate(f)	24%		11%	(g)	24%		11%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

(i) Commenced operations on May 1, 2008.

112

Financial Highlights

Transamerica Index 100 VP

For a share outstanding throughout each period
	Initial Class Nov 19 to Dec 31, 2009(h)		Service Class Nov 19 to Dec 31, 2009(h)
Net asset value
Beginning of year	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.10		0.14
Net realized and unrealized gain	0.16		0.12
Total operations	0.26		0.26
Net asset value
End of period	$10.26		$10.26

Total return(b)	2.60%	(f)	2.60%	(f)

Net assets end of year (000’s)	$257		$640
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.40%	(g)	0.65%	(g)
Before reimbursement/fee waiver	61.05%	(g)	61.30%	(g)
Net investment income, to average net assets(d)	8.52%	(g)	12.07%	(g)
Portfolio turnover rate(e)	7%	(f)	7%	(f)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying funds.

(f) Not annualized.

(g) Annualized.

(h) Commenced operations on November 19, 2009.

113

Financial Highlights

Transamerica International Moderate Growth VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,				May 1 to Dec 31, 2006(h)
	2009	2008	2007
Net asset value
Beginning of year	$6.72	$11.12	$10.43		$10.00
Investment operations
Net investment income(a),(c)	0.25	0.26	0.56		0.85
Net realized and unrealized gain (loss)	1.73	(4.14)	0.34		(0.42)
Total operations	1.98	(3.88)	0.90		0.43
Distributions
From net investment income	(0.20)	(0.21)	(0.13)		—
From net realized gains	—	(0.31)	(0.08)		—
Total distributions	(0.20)	(0.52)	(0.21)		—
Net asset value
End of year	$8.50	$6.72	$11.12		$10.43

Total return(b)	29.69%	(36.12)%	8.69%		4.30%	(f)

Net assets end of year (000’s)	$19,430	$15,195	$24,495		$7,516
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.14%	0.15%	0.19%	(i)	0.25%	(g)
Before reimbursement/fee waiver	0.14%	0.15%	0.19%	(i)	0.39%	(g)
Net investment income, to average net assets(c)	3.43%	2.76%	5.05%		12.92%	(g)
Portfolio turnover rate(e)	31%	19%	1%		1%	(f)

For a share outstanding throughout each period	Service Class
	Year Ended December 31,				May 1 to Dec 31, 2006(h)
	2009	2008	2007
Net asset value
Beginning of year	$6.68	$11.08	$10.41		$10.00
Investment operations
Net investment income(a),(c)	0.25	0.28	0.57		0.84
Net realized and unrealized gain (loss)	1.70	(4.17)	0.31		(0.43)
Total operations	1.95	(3.89)	0.88		0.41
Distributions
From net investment income	(0.19)	(0.20)	(0.13)		—
From net realized gains	—	(0.31)	(0.08)		—
Total distributions	(0.19)	(0.51)	(0.21)		—
Net asset value
End of year	$8.44	$6.68	$11.08		$10.41

Total return(b)	29.33%	(36.32)%	8.49%		4.10%	(f)

Net assets end of year (000’s)	$422,402	$255,872	$225,620		$44,053
Ratio and supplemental data

Expenses to average net assets(d)
After reimbursement/fee waiver	0.39%	0.40%	0.44%	(i)	0.50%	(g)
Before reimbursement/fee waiver	0.39%	0.40%	0.44%	(i)	0.64%	(g)
Net investment income, to average net assets(c)	3.40%	3.08%	5.18%		12.63%	(g)
Portfolio turnover rate(e)	31%	19%	1%		1%	(f)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

114

(c) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying affiliated funds.

(f) Not annualized.

(g) Annualized.

(h) Commenced operations on May 1, 2006.

(i) Ratio is inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

115

Financial Highlights

Transamerica Jennison Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008		2007	2006	2005
Net asset value
Beginning of year	$5.00	$8.25		$7.86	$8.55	$8.01
Investment operations
Net investment income (loss)(a)	0.01	0.02		0.01	0.01	(0.01)
Net realized and unrealized gain (loss)	2.04	(2.99)		0.86	0.08	1.07
Total operations	2.05	(2.97)		0.87	0.09	1.06
Distributions
From net investment income	(0.01)	(0.01)		(0.01)	–	(0.02)
From net realized gains	–	(0.27)		(0.47)	(0.78)	(0.50)
Total distributions	(0.01)	(0.28)		(0.48)	(0.78)	(0.52)
Net asset value
End of year	$7.04	$5.00		$8.25	$7.86	$8.55

Total return(c)	41.00%	(37.01%)		11.51%	1.96%	13.79%
Net assets end of year (000's)	$476,900	$192,623		$161,847	$145,174	$152,630
Ratio and supplemental data
Expenses to average net assets	0.85%	0.86%		0.86%	0.87%	0.87%
Net investment income (loss), to average net assets	0.16%	0.29%		0.16%	0.07%	(0.14%)
Portfolio turnover rate	76%	74%		72%	78%	67%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008		2007	2006	2005
Net asset value
Beginning of year	$4.94	$8.16		$7.79	$8.51	$7.98
Investment operations
Net investment loss(a)	(0.01)	–	(b)	(0.01)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	2.02	(2.95)		0.85	0.08	1.06
Total operations	2.01	(2.95)		0.84	0.06	1.03
Distributions
From net investment income	–	–		–	–	–	(b)
From net realized gains	–	(0.27)		(0.47)	(0.78)	(0.50)
Total distributions	–	(0.27)		(0.47)	(0.78)	(0.50)
Net asset value
End of year	$6.95	$4.94		$8.16	$7.79	$8.51

Total return(c)	40.69%	(37.11%)		11.28%	1.60%	13.52%
Net assets end of year (000's)	$3,324	$695		$1,223	$838	$469
Ratio and supplemental data
Expenses to average net assets	1.10%	1.11%		1.11%	1.12%	1.12%
Net investment income (loss), to average net assets	(0.13%)	0.01%		(0.13%)	(0.21%)	(0.41%)
Portfolio turnover rate	76%	74%		72%	78%	67%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

116

Financial Highlights

Transamerica JPMorgan Core Bond VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.95	$11.81	$11.66	$11.83	$12.23
Investment operations
Net investment income(a)	0.73	0.58	0.52	0.53	0.54
Net realized and unrealized gain (loss)	0.40	0.06	0.26	(0.07)	(0.26)
Total operations	1.13	0.64	0.78	0.46	0.28
Distributions
From net investment income	(0.58)	(0.50)	(0.63)	(0.63)	(0.66)
From net realized gains	(0.09)	–	–	–	(0.02)
Total distributions	(0.67)	(0.50)	(0.63)	(0.63)	(0.68)
Net asset value
End of year	$12.41	$11.95	$11.81	$11.66	$11.83

Total return(b)	9.58%	5.58%	6.85%	3.92%	2.30%
Net assets end of year (000's)	$159,532	$135,307	$142,788	$157,167	$185,820
Ratio and supplemental data
Expenses to average net assets	0.57%	0.55%	0.58%	0.57%	0.59%
Net investment income, to average net assets	5.95%	4.88%	4.46%	4.54%	4.42%
Portfolio turnover rate	18%	28%	4%	5%	6%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$12.58	$12.43	$12.24	$12.41	$12.81
Investment operations
Net investment income(a)	0.74	0.58	0.52	0.53	0.53
Net realized and unrealized gain (loss)	0.43	0.06	0.27	(0.09)	(0.27)
Total operations	1.17	0.64	0.79	0.44	0.26
Distributions
From net investment income	(0.55)	(0.49)	(0.60)	(0.61)	(0.64)
From net realized gains	(0.09)	–	–	–	(0.02)
Total distributions	(0.64)	(0.49)	(0.60)	(0.61)	(0.66)
Net asset value
End of year	$13.11	$12.58	$12.43	$12.24	$12.41

Total return(b)	9.38%	5.25%	6.61%	3.63%	2.07%
Net assets end of year (000's)	$16,511	$13,957	$11,460	$10,591	$8,293
Ratio and supplemental data
Expenses to average net assets	0.82%	0.80%	0.83%	0.82%	0.84%
Net investment income, to average net assets	5.73%	4.65%	4.21%	4.29%	4.16%
Portfolio turnover rate	18%	28%	4%	5%	6%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

117

Financial Highlights

Transamerica JPMorgan Enhanced Index VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.15	$16.43	$16.35	$14.34	$14.04
Investment operations
Net investment income(a)	0.14	0.20	0.19	0.17	0.13
Net realized and unrealized gain (loss)	2.26	(5.49)	0.56	2.01	0.35
Total operations	2.40	(5.29)	0.75	2.18	0.48
Distributions
From net investment income	(0.19)	(0.23)	(0.21)	(0.17)	(0.18)
From net realized gains	–	(2.76)	(0.46)	–	–
Total distributions	(0.19)	(2.99)	(0.67)	(0.17)	(0.18)
Net asset value
End of year	$10.36	$8.15	$16.43	$16.35	$14.34

Total return(b)	29.59%	(37.35%)	4.54%	15.31%	3.46%
Net assets end of year (000’s)	$107,759	$83,543	$164,761	$193,322	$200,857
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.84%	0.82%	0.81%	0.81%	0.83%
Before reimbursement/fee waiver	0.85%	0.82%	0.81%	0.81%	0.83%
Net investment income, to average net assets	1.57%	1.59%	1.13%	1.16%	0.95%
Portfolio turnover rate	117%	74%	55%	55%	42%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.17	$16.45	$16.37	$14.36	$14.08
Investment operations
Net investment income(a)	0.12	0.17	0.15	0.14	0.10
Net realized and unrealized gain (loss)	2.26	(5.50)	0.56	2.00	0.35
Total operations	2.38	(5.33)	0.71	2.14	0.45
Distributions
From net investment income	(0.15)	(0.19)	(0.17)	(0.13)	(0.17)
From net realized gains	–	(2.76)	(0.46)	–	–
Total distributions	(0.15)	(2.95)	(0.63)	(0.13)	(0.17)
Net asset value
End of year	$10.40	$8.17	$16.45	$16.37	$14.36

Total return(b)	29.32%	(37.52%)	4.30%	14.96%	3.20%
Net assets end of year (000’s)	$4,671	$3,116	$7,051	$6,851	$7,462
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.09%	1.07%	1.06%	1.06%	1.08%
Before reimbursement/fee waiver	1.10%	1.07%	1.06%	1.06%	1.08%
Net investment income, to average net assets	1.32%	1.32%	0.88%	0.91%	0.71%
Portfolio turnover rate	117%	74%	55%	55%	42%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

118

Financial Highlights

Transamerica JPMorgan Mid Cap Value VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.25	$15.79	$16.60	$15.89	$14.81
Investment operations
Net investment income(a)	0.18	0.19	0.19	0.17	0.13
Net realized and unrealized gain (loss)	2.22	(4.89)	0.29	2.39	1.22
Total operations	2.40	(4.70)	0.48	2.56	1.35
Distributions
From net investment income	(0.18)	(0.20)	(0.17)	(0.15)	(0.03)
From net realized gains	(0.31)	(1.64)	(1.12)	(1.70)	(0.24)
Total distributions	(0.49)	(1.84)	(1.29)	(1.85)	(0.27)
Net asset value
End of year	$11.16	$9.25	$15.79	$16.60	$15.89

Total return(b)	26.41%	(32.88%)	2.83%	17.25%	9.15%
Net assets end of year (000’s)	$238,019	$190,306	$336,861	$353,498	$338,377
Ratio and supplemental data
Expenses to average net assets	0.89%	0.88%	0.87%	0.88%	0.89%	(c)
Net investment income, to average net assets	1.85%	1.40%	1.10%	1.02%	0.82%
Portfolio turnover rate	34%	43%	45%	40%	68%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.22	$15.73	$16.54	$15.83	$14.77
Investment operations
Net investment income(a)	0.16	0.14	0.15	0.13	0.09
Net realized and unrealized gain (loss)	2.21	(4.87)	0.28	2.37	1.22
Total operations	2.37	(4.73)	0.43	2.50	1.31
Distributions
From net investment income	(0.13)	(0.14)	(0.12)	(0.09)	(0.01)
From net realized gains	(0.31)	(1.64)	(1.12)	(1.70)	(0.24)
Total distributions	(0.44)	(1.78)	(1.24)	(1.79)	(0.25)
Net asset value
End of year	$11.15	$9.22	$15.73	$16.54	$15.83

Total return(b)	26.12%	(33.08%)	2.53%	16.96%	8.86%
Net assets end of year (000’s)	$669	$161	$435	$516	$614
Ratio and supplemental data
Expenses to average net assets	1.14%	1.13%	1.12%	1.13%	1.14%	(c)
Net investment income, to average net assets	1.63%	1.08%	0.89%	0.77%	0.59%
Portfolio turnover rate	34%	43%	45%	40%	68%

(a)  Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Includes recaptured expense by the investment adviser. The impact of recaptured expense was 0.02%.

119

Financial Highlights

Transamerica MFS International Equity VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$4.98	$8.88	$10.03	$8.75	$8.61
Investment operations
Net investment income(a)	0.08	0.15	0.18	0.08	0.11
Net realized and unrealized gain (loss)	1.53	(3.04)	0.63	1.88	0.92
Total operations	1.61	(2.89)	0.81	1.96	1.03
Distributions
From net investment income	(0.15)	(0.13)	(0.10)	(0.14)	(0.07)
From net realized gains	—	(0.88)	(1.86)	(0.54)	(0.82)
Total distributions	(0.15)	(1.01)	(1.96)	(0.68)	(0.89)
Net asset value
End of year	$6.44	$4.98	$8.88	$10.03	$8.75

Total return(b)	32.68%	(35.29%)	9.15%	23.07%	12.86%
Net assets end of year (000’s)	$191,514	$167,025	$327,306	$354,278	$265,260
Ratio and supplemental data
Expenses to average net assets	1.08%	1.05%	1.05%	1.07%	1.10%
Net investment income, to average net assets	1.58%	2.03%	1.77%	0.79%	1.30%
Portfolio turnover rate	18%	26%	35%	138%	103%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$4.92	$8.80	$9.97	$8.70	$8.59
Investment operations
Net investment income(a)	0.06	0.12	0.12	0.05	0.08
Net realized and unrealized gain (loss)	1.51	(3.01)	0.66	1.89	0.91
Total operations	1.57	(2.89)	0.78	1.94	0.99
Distributions
From net investment income	(0.13)	(0.11)	(0.09)	(0.13)	(0.06)
From net realized gains	—	(0.88)	(1.86)	(0.54)	(0.82)
Total distributions	(0.13)	(0.99)	(1.95)	(0.67)	(0.88)
Net asset value
End of year	$6.36	$4.92	$8.80	$9.97	$8.70

Total return(b)	32.24%	(35.54%)	8.87%	22.92%	12.42%
Net assets end of year (000’s)	$13,324	$7,656	$14,658	$8,120	$3,850
Ratio and supplemental data
Expenses to average net assets	1.33%	1.30%	1.30%	1.32%	1.35%
Net investment income, to average net assets	1.17%	1.76%	1.27%	0.55%	0.97%
Portfolio turnover rate	18%	26%	35%	138%	103%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

120

Financial Highlights

Transamerica Money Market VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value
Beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00
Investment operations
Net investment income(a)	–	(b)	0.02	0.05	0.05	0.03
Total operations	–	(b)	0.02	0.05	0.05	0.03
Distributions
From net investment income	–	(b)	(0.02)	(0.05)	(0.05)	(0.03)
Total distributions	–	(b)	(0.02)	(0.05)	(0.05)	(0.03)
Net asset value
End of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total return(c)	0.13%		2.37%	4.91%	4.74%	2.89%
Net assets end of year (000’s)	$493,531		$806,629	$495,893	$454,784	$347,350
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.36%	(d)	0.41%	0.40%	0.40%	0.40%
Before reimbursement/fee waiver	0.43%	(d)	0.41%	0.40%	0.40%	0.40%
Net investment income, to average net assets	0.15%		2.31%	4.88%	4.69%	2.84%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value
Beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00
Investment operations
Net investment income(a)	–	(b)	0.02	0.05	0.04	0.03
Total operations	–	(b)	0.02	0.05	0.04	0.03
Distributions
From net investment income	–	(b)	(0.02)	(0.05)	(0.04)	(0.03)
Total distributions	–	(b)	(0.02)	(0.05)	(0.04)	(0.03)
Net asset value
End of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total return(c)	0.04%		2.28%	4.65%	4.48%	2.63%
Net assets end of year (000’s)	$250,760		$297,764	$94,703	$43,663	$29,402
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.46%	(d)	0.66%	0.65%	0.65%	0.65%
Before reimbursement/fee waiver	0.68%	(d)	0.66%	0.65%	0.65%	0.65%
Net investment income, to average net assets	0.04%		1.95%	4.62%	4.47%	2.69%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratios are inclusive of Treasury expense. The impact of this expense was 0.03% on the Initial Class and 0.02% on the Service Class.

121

Financial Highlights

Transamerica Morgan Stanley Active International Allocation VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value
Beginning of year	$8.73		$17.16	$15.29	$12.42	$11.30
Investment operations
Net investment income(a)	0.15		0.28	0.29	0.25	0.18
Net realized and unrealized gain (loss)	2.10		(6.34)	2.05	2.67	1.34
Total operations	2.25		(6.06)	2.34	2.92	1.52
Distributions
From net investment income	(0.02)		(0.49)	(0.47)	(0.05)	(0.40)
From net realized gains	(0.15)		(1.88)	–	–	–
Total distributions	(0.17)		(2.37)	(0.47)	(0.05)	(0.40)
Net asset value
End of year	$10.81		$8.73	$17.16	$15.29	$12.42

Total return(c)	25.88%		(38.83%)	15.60%	23.51%	13.79%
Net assets end of year (000’s)	$129,300		$120,650	$247,159	$230,638	$190,875
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.07%		1.07%	1.02%	0.94%	0.94%
Before reimbursement/fee waiver	1.12%		1.09%	1.04%	1.05%	1.12%
Net investment income, to average net assets	1.66%		2.08%	1.75%	1.84%	1.62%
Portfolio turnover rate	38%		27%	27%	17%	22%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value
Beginning of year	$8.70		$17.12	$15.28	$12.43	$11.32
Investment operations
Net investment income(a)	0.12		0.25	0.25	0.21	0.15
Net realized and unrealized gain (loss)	2.10		(6.33)	2.04	2.67	1.36
Total operations	2.22		(6.08)	2.29	2.88	1.51
Distributions
From net investment income	–	(b)	(0.46)	(0.45)	(0.03)	(0.40)
From net realized gains	(0.15)		(1.88)	–	–	–
Total distributions	(0.15)		(2.34)	(0.45)	(0.03)	(0.40)
Net asset value
End of year	$10.77		$8.70	$17.12	$15.28	$12.43

Total return(c)	25.68%		(39.05%)	15.27%	23.18%	13.61%
Net assets end of year (000’s)	$13,613		$9,046	$17,983	$12,147	$4,917
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.32%		1.32%	1.27%	1.19%	1.19%
Before reimbursement/fee waiver	1.37%		1.34%	1.29%	1.30%	1.37%
Net investment income, to average net assets	1.30%		1.84%	1.47%	1.48%	1.27%
Portfolio turnover rate	38%		27%	27%	17%	22%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

122

Financial Highlights

Transamerica Morgan Stanley Mid-Cap Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008		2007	2006		2005
Net asset value
Beginning of year	$13.59	$25.83		$21.08	$19.18		$17.85
Investment operations
Net investment income (loss)(a)	0.03	–	(b)	0.11	0.05		(0.02)
Net realized and unrealized gain (loss)	8.20	(11.80)		4.64	1.85		1.37
Total operations	8.23	(11.80)		4.75	1.90		1.35
Distributions
From net investment income	–	(0.44)		–	–		(0.02)
Total distributions	–	(0.44)		–	–		(0.02)
Net asset value
End of year	$21.82	$13.59		$25.83	$21.08		$19.18

Total return(c)	60.56%	(46.29%)		22.53%	9.91%		7.55%
Net assets end of year (000’s)	$437,513	$294,219		$648,069	$593,375		$642,496
Ratio and supplemental data
Expenses to average net assets	0.93%	0.87%		0.89%	0.89%		0.92%
Net investment income (loss), to average net assets	0.16%	0.03%		0.47%	0.24%		(0.13%)
Portfolio turnover rate	35%	39%		76%	65%		177%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008		2007	2006		2005
Net asset value
Beginning of year	$13.44	$25.56		$20.91	$19.07		$17.78
Investment operations
Net investment income (loss)(a)	(0.01)	(0.05)		0.05	–	(b)	(0.07)
Net realized and unrealized gain (loss)	8.09	(11.68)		4.60	1.84		1.36
Total operations	8.08	(11.73)		4.65	1.84		1.29
Distributions
From net investment income	–	(0.39)		–	–		–
Total distributions	–	(0.39)		–	–		–
Net asset value
End of year	$21.52	$13.44		$25.56	$20.91		$19.07

Total return(c)	60.12%	(46.44%)		22.24%	9.59%		7.31%
Net assets end of year (000’s)	$10,729	$4,363		$12,057	$6,634		$4,758
Ratio and supplemental data
Expenses to average net assets	1.18%	1.12%		1.14%	1.14%		1.17%
Net investment income (loss), to average net assets	(0.06%)	(0.22%)		0.21%	–%	(d)	(0.40%)
Portfolio turnover rate	35%	39%		76%	65%		177%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Rounds to less than (0.01%) or 0.01%.

123

Financial Highlights

Transamerica Multi Managed Large Cap Core VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.09	$19.04	$18.73	$18.23	$16.90
Investment operations
Net investment income(a)	0.10	0.18	0.19	0.15	0.14
Net realized and unrealized gain (loss)	4.02	(7.25)	1.50	1.59	1.43
Total operations	4.12	(7.07)	1.69	1.74	1.57
Distributions
From net investment income	(0.09)	(0.23)	(0.19)	(0.18)	(0.24)
From net realized gains	–	(2.65)	(1.19)	(1.06)	–
Total distributions	(0.09)	(2.88)	(1.38)	(1.24)	(0.24)
Net asset value
End of year	$13.12	$9.09	$19.04	$18.73	$18.23

Total return(b)	45.41%	(42.08%)	9.25%	10.33%	9.41%
Net assets end of year (000’s)	$199,996	$73,100	$153,192	$180,443	$208,119
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.84%	0.83%	0.82%	0.82%	0.82%
Before reimbursement/fee waiver	0.85%	0.83%	0.82%	0.82%	0.82%
Net investment income, to average net assets	0.91%	1.20%	0.97%	0.81%	0.84%
Portfolio turnover rate	73%	37%	37%	40%	50%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.27	$19.36	$19.04	$18.52	$17.19
Investment operations
Net investment income(a)	0.07	0.14	0.15	0.10	0.10
Net realized and unrealized gain (loss)	4.10	(7.38)	1.51	1.63	1.45
Total operations	4.17	(7.24)	1.66	1.73	1.55
Distributions
From net investment income	(0.08)	(0.20)	(0.15)	(0.15)	(0.22)
From net realized gains	–	(2.65)	(1.19)	(1.06)	–
Total distributions	(0.08)	(2.85)	(1.34)	(1.21)	(0.22)
Net asset value
End of year	$13.36	$9.27	$19.36	$19.04	$18.52

Total return(b)	45.09%	(42.20%)	8.94%	10.06%	9.12%
Net assets end of year (000’s)	$12,453	$1,852	$1,878	$1,428	$1,076
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.09%	1.08%	1.06%	1.07%	1.07%
Before reimbursement/fee waiver	1.10%	1.08%	1.06%	1.07%	1.07%
Net investment income, to average net assets	0.65%	0.98%	0.74%	0.55%	0.59%
Portfolio turnover rate	73%	37%	37%	40%	50%
(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

124

Financial Highlights

Transamerica PIMCO Total Return VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007		2006	2005
Net asset value
Beginning of year	$10.66	$11.65	$10.98		$10.91	$11.12
Investment operations
Net investment income(a)	0.52	0.55	0.50		0.45	0.36
Net realized and unrealized gain (loss)	1.16	(0.86)	0.46		–	(0.10)
Total operations	1.68	(0.31)	0.96		0.45	0.26
Distributions
From net investment income	(0.73)	(0.51)	(0.29)		(0.38)	(0.20)
From net realized gains	(0.36)	(0.17)	–	(b)	–	(0.27)
Total distributions	(1.09)	(0.68)	(0.29)		(0.38)	(0.47)
Net asset value
End of year	$11.25	$10.66	$11.65		$10.98	$10.91

Total return(c)	16.03%	(2.79%)	8.95%		4.21%	2.33%
Net assets end of year (000’s)	$1,365,123	$1,213,602	$1,292,286		$976,434	$726,038
Ratio and supplemental data
Expenses to average net assets	0.70%	0.70%	0.70%		0.73%	0.74%
Net investment income, to average net assets	4.62%	4.87%	4.47%		4.13%	3.28%
Portfolio turnover rate	729%	740%	728%		709%	387%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007		2006	2005
Net asset value
Beginning of year	$10.66	$11.67	$11.00		$10.93	$11.16
Investment operations
Net investment income(a)	0.48	0.51	0.47		0.42	0.34
Net realized and unrealized gain (loss)	1.17	(0.85)	0.47		0.01	(0.11)
Total operations	1.65	(0.34)	0.94		0.43	0.23
Distributions
From net investment income	(0.72)	(0.50)	(0.27)		(0.36)	(0.19)
From net realized gains	(0.36)	(0.17)	–	(b)	–	(0.27)
Total distributions	(1.08)	(0.67)	(0.27)		(0.36)	(0.46)
Net asset value
End of year	$11.23	$10.66	$11.67		$11.00	$10.93

Total return(c)	15.75%	(3.07%)	8.80%		3.90%	2.03%
Net assets end of year (000’s)	$248,133	$65,268	$32,336		$24,957	$23,661
Ratio and supplemental data
Expenses to average net assets	0.95%	0.95%	0.95%		0.98%	0.99%
Net investment income, to average net assets	4.28%	4.55%	4.23%		3.86%	3.10%
Portfolio turnover rate	729%	740%	728%		709%	387%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

125

Financial Highlights

Transamerica ProFund UltraBear VP

For a share outstanding throughout each period	Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment loss(a), (e)	(0.05)
Net realized and unrealized loss	(4.27)
Total operations	(4.32)
Net asset value
End of period	$5.68

Total return(b)	(43.20%)	(g)
Net assets end of year (000’s)	$995
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.23%	(h)
Before reimbursement/fee waiver	12.53%	(h)
Net investment loss, to average net assets(e)	(1.21%)	(h)
Portfolio turnover rate(f)	—%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

126

Financial Highlights

Transamerica Small/Mid Cap Value VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.60	$22.10	$19.58	$18.33	$16.94
Investment operations
Net investment income(a)	0.14	0.28	0.34	0.19	0.16
Net realized and unrealized gain (loss)	4.84	(8.43)	4.35	2.94	2.11
Total operations	4.98	(8.15)	4.69	3.13	2.27
Distributions
From net investment income	(0.44)	(0.29)	(0.21)	(0.18)	(0.08)
From net realized gains	–	(2.06)	(1.96)	(1.70)	(0.80)
Total distributions	(0.44)	(2.35)	(2.17)	(1.88)	(0.88)
Net asset value
End of year	$16.14	$11.60	$22.10	$19.58	$18.33

Total return(b)	43.21%	(40.86%)	24.74%	18.05%	13.56%
Net assets end of year (000’s)	$222,235	$175,980	$463,795	$409,879	$407,351
Ratio and supplemental data
Expenses to average net assets	0.88%	0.86%	0.85%	0.86%	0.86%
Net investment income, to average net assets	1.03%	1.52%	1.57%	0.98%	0.92%
Portfolio turnover rate	89%	60%	18%	24%	33%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.49	$21.94	$19.48	$18.26	$16.92
Investment operations
Net investment income(a)	0.12	0.23	0.27	0.14	0.15
Net realized and unrealized gain (loss)	4.78	(8.36)	4.33	2.94	2.06
Total operations	4.90	(8.13)	4.60	3.08	2.21
Distributions
From net investment income	(0.38)	(0.26)	(0.18)	(0.16)	(0.07)
From net realized gains	–	(2.06)	(1.96)	(1.70)	(0.80)
Total distributions	(0.38)	(2.32)	(2.14)	(1.86)	(0.87)
Net asset value
End of year	$16.01	$11.49	$21.94	$19.48	$18.26

Total return(b)	42.90%	(41.05%)	24.39%	17.82%	13.26%
Net assets end of year (000’s)	$24,407	$12,628	$31,226	$15,822	$10,717
Ratio and supplemental data
Expenses to average net assets	1.13%	1.11%	1.10%	1.11%	1.11%
Net investment income, to average net assets	0.91%	1.29%	1.27%	0.73%	0.82%
Portfolio turnover rate	89%	60%	18%	24%	33%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

127

Financial Highlights

Transamerica T. Rowe Price Small Cap VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$5.27	$10.27	$10.36	$11.08	$12.35
Investment operations
Net investment loss(a)	(0.01)	(0.01)	(0.04)	(0.05)	(0.04)
Net realized and unrealized gain (loss)	2.02	(3.04)	1.03	0.35	1.21
Total operations	2.01	(3.05)	0.99	0.30	1.17
Distributions
From net realized gains	(0.25)	(1.95)	(1.08)	(1.02)	(2.44)
Total distributions	(0.25)	(1.95)	(1.08)	(1.02)	(2.44)
Net asset value
End of year	$7.03	$5.27	$10.27	$10.36	$11.08

Total return(b)	38.70%	(36.25%)	9.61%	3.59%	10.61%
Net assets end of year (000’s)	$128,238	$102,260	$224,187	$253,644	$326,681
Ratio and supplemental data
Expenses to average net assets	0.88%	0.83%	0.82%	0.84%	0.81%
Net investment loss, to average net assets	(0.26%)	(0.13%)	(0.40%)	(0.48%)	(0.36%)
Portfolio turnover rate	34%	30%	45%	34%	49%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$5.19	$10.14	$10.25	$11.00	$12.30
Investment operations
Net investment loss(a)	(0.03)	(0.03)	(0.07)	(0.08)	(0.07)
Net realized and unrealized gain (loss)	1.99	(3.00)	1.01	0.35	1.21
Total operations	1.96	(3.03)	0.94	0.27	1.14
Distributions
From net realized gains	(0.25)	(1.92)	(1.05)	(1.02)	(2.44)
Total distributions	(0.25)	(1.92)	(1.05)	(1.02)	(2.44)
Net asset value
End of year	$6.90	$5.19	$10.14	$10.25	$11.00

Total return(b)	38.33%	(36.40%)	9.27%	3.34%	10.40%
Net assets end of year (000’s)	$14,382	$7,434	$16,329	$17,411	$16,877
Ratio and supplemental data
Expenses to average net assets	1.13%	1.08%	1.07%	1.09%	1.06%
Net investment loss, to average net assets	(0.48%)	(0.38%)	(0.64%)	(0.73%)	(0.63%)
Portfolio turnover rate	34%	30%	45%	34%	49%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

128

Financial Highlights

Transamerica Third Avenue Value VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.50	$21.75	$26.33	$24.22	$20.98
Investment operations
Net investment income(a)	0.13	0.17	0.27	0.25	0.17
Net realized and unrealized gain (loss)	2.78	(7.09)	0.07	3.49	3.74
Total operations	2.91	(6.92)	0.34	3.74	3.91
Distributions
From net investment income	–	(0.70)	(1.07)	(0.21)	(0.12)
From net realized gains	(0.69)	(5.63)	(3.85)	(1.42)	(0.55)
Total distributions	(0.69)	(6.33)	(4.92)	(1.63)	(0.67)
Net asset value
End of year	$10.72	$8.50	$21.75	$26.33	$24.22

Total return(b)	34.88%	(41.15%)	1.20%	16.07%	18.81%
Net assets end of year (000’s)	$185,277	$160,338	$358,128	$1,121,918	$971,322
Ratio and supplemental data
Expenses to average net assets	0.92%	0.88%	0.87%	0.86%	0.87%
Net investment income, to average net assets	1.36%	1.06%	1.05%	1.00%	0.74%
Portfolio turnover rate	8%	13%	13%	17%	19%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.50	$21.70	$26.30	$24.21	$21.02
Investment operations
Net investment income(a)	0.10	0.14	0.19	0.19	0.12
Net realized and unrealized gain (loss)	2.78	(7.09)	0.08	3.49	3.73
Total operations	2.88	(6.95)	0.27	3.68	3.85
Distributions
From net investment income	–	(0.62)	(1.02)	(0.17)	(0.11)
From net realized gains	(0.69)	(5.63)	(3.85)	(1.42)	(0.55)
Total distributions	(0.69)	(6.25)	(4.87)	(1.59)	(0.66)
Net asset value
End of year	$10.69	$8.50	$21.70	$26.30	$24.21

Total return(b)	34.52%	(41.28%)	0.94%	15.78%	18.47%
Net assets end of year (000’s)	$19,759	$16,916	$52,218	$53,118	$36,086
Ratio and supplemental data
Expenses to average net assets	1.17%	1.13%	1.12%	1.11%	1.12%
Net investment income, to average net assets	1.12%	0.83%	0.74%	0.74%	0.53%
Portfolio turnover rate	8%	13%	13%	17%	19%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

129

Financial Highlights

Transamerica U.S. Government Securities VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$12.64	$12.00	$11.86	$11.94	$12.32
Investment operations
Net investment income(a)	0.39	0.44	0.54	0.52	0.43
Net realized and unrealized gain (loss)	0.17	0.47	0.16	(0.14)	(0.15)
Total operations	0.56	0.91	0.70	0.38	0.28
Distributions
From net investment income	(0.31)	(0.27)	(0.56)	(0.44)	(0.50)
From net realized gains	–	–	–	(0.02)	(0.16)
Total distributions	(0.31)	(0.27)	(0.56)	(0.46)	(0.66)
Net asset value
End of year	$12.89	$12.64	$12.00	$11.86	$11.94

Total return(b)	4.47%	7.66%	6.05%	3.27%	2.23%
Net assets end of year (000’s)	$202,820	$247,964	$149,664	$164,070	$186,335
Ratio and supplemental data
Expenses to average net assets	0.61%	0.60%	0.62%	0.62%	0.67%
Net investment income, to average net assets	3.09%	3.60%	4.56%	4.41%	3.50%
Portfolio turnover rate	157%	200%	170%	184%	92%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$12.86	$12.23	$12.09	$12.18	$12.53
Investment operations
Net investment income(a)	0.37	0.39	0.52	0.51	0.41
Net realized and unrealized gain (loss)	0.16	0.51	0.16	(0.14)	(0.16)
Total operations	0.53	0.90	0.68	0.37	0.25
Distributions
From net investment income	(0.29)	(0.27)	(0.54)	(0.44)	(0.44)
From net realized gains	–	–	–	(0.02)	(0.16)
Total distributions	(0.29)	(0.27)	(0.54)	(0.46)	(0.60)
Net asset value
End of year	$13.10	$12.86	$12.23	$12.09	$12.18

Total return(b)	4.20%	7.42%	5.78%	3.06%	1.98%
Net assets end of year (000’s)	$468,117	$620,178	$26,213	$8,572	$7,558
Ratio and supplemental data
Expenses to average net assets	0.86%	0.85%	0.87%	0.87%	0.92%
Net investment income, to average net assets	2.84%	3.14%	4.29%	4.27%	3.27%
Portfolio turnover rate	157%	200%	170%	184%	92%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

130

Financial Highlights

Transamerica WMC Diversified Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$14.98	$28.90	$25.95	$23.87	$20.88
Investment operations
Net investment income (loss)(a)	0.10	0.15	0.05	0.01	(0.02)
Net realized and unrealized gain (loss)	4.26	(13.09)	4.07	2.07	3.43
Total operations	4.36	(12.94)	4.12	2.08	3.41
Distributions
From net investment income	(0.16)	(0.06)	(0.01)	–	(0.08)
From net realized gains	–	(0.92)	(1.16)	–	(0.34)
Total distributions	(0.16)	(0.98)	(1.17)	–	(0.42)
Net asset value
End of year	$19.18	$14.98	$28.90	$25.95	$23.87

Total return(b)	29.20%	(46.00%)	16.29%	8.71%	16.54%
Net assets end of year (000’s)	$1,727,961	$1,442,534	$2,938,220	$3,324,168	$1,670,310
Ratio and supplemental data
Expenses to average net assets	0.79%	0.76%	0.76%	0.77%	0.80%
Net investment income (loss), to average net assets	0.63%	0.63%	0.18%	0.04%	(0.10%)
Portfolio turnover rate	43%	33%	38%	47%	34%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$14.80	$28.59	$25.73	$23.73	$20.80
Investment operations
Net investment income (loss)(a)	0.06	0.08	(0.02)	(0.05)	(0.07)
Net realized and unrealized gain (loss)	4.21	(12.95)	4.04	2.05	3.40
Total operations	4.27	(12.87)	4.02	2.00	3.33
Distributions
From net investment income	(0.08)	–	–	–	(0.06)
From net realized gains	–	(0.92)	(1.16)	–	(0.34)
Total distributions	(0.08)	(0.92)	(1.16)	–	(0.40)
Net asset value
End of year	$18.99	$14.80	$28.59	$25.73	$23.73

Total return(b)	28.90%	(46.17%)	16.04%	8.38%	16.28%
Net assets end of year (000’s)	$29,463	$23,553	$69,701	$64,730	$37,784
Ratio and supplemental data
Expenses to average net assets	1.04%	1.01%	1.01%	1.02%	1.05%
Net investment income (loss), to average net assets	0.37%	0.35%	(0.07%)	(0.22%)	(0.35%)
Portfolio turnover rate	43%	33%	38%	47%	34%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

131

Financial Highlights

Transamerica WMC Diversified Growth II VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$4.70	$10.32	$9.50	$9.49	$11.66
Investment operations
Net investment income(a)	0.06	0.09	0.06	0.05	0.04
Net realized and unrealized gain (loss)	1.48	(4.28)	1.55	0.72	1.62
Total operations	1.54	(4.19)	1.61	0.77	1.66
Distributions
From net investment income	(0.08)	(0.07)	(0.05)	(0.04)	(0.14)
From net realized gains	–	(1.36)	(0.74)	(0.72)	(3.69)
Total distributions	(0.08)	(1.43)	(0.79)	(0.76)	(3.83)
Net asset value
End of year	$6.16	$4.70	$10.32	$9.50	$9.49

Total return(b)	32.95%	(45.59%)	17.72%	8.76%	17.29%
Net assets end of year (000’s)	$14,019	$10,956	$21,551	$19,409	$19,991
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Before reimbursement/fee waiver	0.56%	0.47%	0.47%	0.45%	0.44%
Net investment income, to average net assets	1.07%	1.08%	0.64%	0.49%	0.36%
Portfolio turnover rate	46%	32%	47%	19%	29%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

132

Transamerica Series Trust

P.O. Box 9012

Clearwater, FL 33758-9012

Customer Service: 1-888-233-4339

ADDITIONAL INFORMATION about these portfolios is contained in the Statement of Additional Information, dated May 1, 2010, and in the annual and semi-annual reports to shareholders. The Statement of Additional Information is incorporated by reference into this prospectus. Other information about these portfolios has been filed with and is available from the U.S. Securities and Exchange Commission (“SEC”). Information about the portfolios (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Copies of this information may be obtained upon payment of a duplication fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549-0102. Reports and other information about the portfolios are also available on the SEC’s Internet site at http://www.sec.gov.

To obtain a copy of the Statement of Additional Information or the annual and semi-annual reports, without charge, or to request other information or make other inquiries about these portfolios, call 1-888-233-4339. In the Transamerica Series Trust’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the portfolios’ performance during the last fiscal year.

The Investment Company Act File Number for Transamerica Series Trust is 811-04419.

www.transamericafunds.com Distributor: Transamerica Capital, Inc.

Transamerica Series Trust

PROSPECTUS

May 1, 2010

Fund

Transamerica BlackRock Large Cap Value VP
Transamerica Diversified Equity VP
Transamerica Federated Market Opportunity VP
Transamerica Money Market VP
Transamerica Morgan Stanley Mid-Cap Growth VP
Transamerica PIMCO Total Return VP
Transamerica WMC Diversified Growth VP

None of the portfolios of Transamerica Series Trust have a ticker symbol.

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Not insured by FDIC or any federal government agency.	May lose value.	Not a deposit of or guaranteed by any bank, bank affiliate, or credit union.

Information contained in this prospectus may apply to portfolios of Transamerica Series Trust not offered in your policy or contract.

Transamerica BlackRock Large Cap Value VP

Investment Objective: Seeks long-term capital growth.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.78%	0.78%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.06%	0.06%
Total annual fund operating expenses	0.84%	1.09%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 86	$300	$532	$1,199
Service	$111	$347	$601	$1,329

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 128% of the average value of the portfolio's portfolio.

Principal Investment Strategies: Under normal circumstances, the portfolio's sub-adviser, BlackRock Investment Management, LLC (“BlackRock”), invests at least 80% of the portfolio's net assets in equity securities of large cap companies. The portfolio considers a large cap company to be one which, at the time of purchase, has a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Value Index. As of December 31, 2009, the lowest market capitalization in this group was approximately $6.084 billion.

The portfolio may invest in foreign securities that are represented by American Depositary Receipts. The portfolio may invest in convertible securities, preferred stocks, illiquid securities, and U.S. government debt securities.

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

1

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

• U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2004, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

2

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2003	19.27%
Worst Quarter:	09/30/2002	-20.67%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 1, 1996)	13.99%	1.34%	4.77%
Service Class (commenced operations on May 1, 2003)	13.71%	1.09%	7.25%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	19.69%	-0.25%	2.47%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  BlackRock Investment Management, LLC

Portfolio Managers:

Robert C. Doll, Jr., CFA, Portfolio Manager since 2004

Daniel Hanson, CFA, Portfolio Manager since 2008

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

3

Transamerica Diversified Equity VP

Investment Objective: Seeks to maximize capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[b]
	Class of Shares
	Initial	Service
Management fees	0.73%	0.73%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.16%	0.16%
Total annual fund operating expenses	0.89%	1.14%
Expense reduction[a]	0.04%	0.04%
Total annual fund operating expenses after expense reduction	0.85%	1.10%

a Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through April 30, 2011, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 0.85%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized portfolio operating expenses are less than the cap, excluding 12b-1 fees and extraordinary expenses. The expense cap may be terminated by the portfolio’s Board of Trustees at any time.

b Annual portfolio operating expenses have been restated to reflect expenses for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 87	$312	$556	$1,254
Service	$112	$358	$624	$1,383

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 54% of the average value of the portfolio's portfolio.

Principal Investment Strategies: Transamerica Investment Management, LLC (“TIM”), the portfolio's sub-adviser, invests, under normal circumstances, at least 80% of the portfolio's net assets in domestic equity securities. The portfolio typically limits its holdings to fewer than 60 companies.

TIM uses a “bottom-up” approach to investing. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

TIM may invest in securities issued by companies of all sizes. Generally, however, TIM will invest in securities of companies whose market capitalization (total market value of publicly traded securities) is greater than $500 million at the time of investment. The portfolio may invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

4

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Focused Investing – To the extent the portfolio invests in a limited number of issuers, changes in the value of individual securities may have a significant impact on your investment.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

5

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2010, the portfolio was named Transamerica Templeton Global VP, and had a different sub-adviser, a different investment objective and used different investment strategies.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	20.60%
Worst Quarter:	12/31/2008	-21.70%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on December 3, 1992)	28.32%	1.24%	-3.89%
Service Class (commenced operations on May 1, 2003)	27.85%	0.96%	5.48%
Standard & Poor’s 500 Composite Stock Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-0.95%
Morgan Stanley Capital International World Index[1] (reflects no deduction for fees, expenses, or taxes)	30.79%	2.57%	0.23%

1 This index served as the benchmark for the portfolio prior to May 1, 2010, at which time it was replaced with the Standard & Poor’s 500 Composite Stock Index. This benchmark index change was made to more accurately reflect the principal strategies of the portfolio.

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Transamerica Investment Management, LLC

Portfolio Managers:

Edward S. Han, Portfolio Manager (Lead) since 2010

Peter O. Lopez, Portfolio Manager (Co) since 2009

Gary U. Rollé, CFA, Portfolio Manager (Co) since 2009

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

6

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

7

Transamerica Federated Market Opportunity VP

Investment Objective: Seeks to provide absolute (positive) returns with low correlation to the U.S. equity market.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.75%	0.75%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.09%	0.09%
Total annual fund operating expenses	0.84%	1.09%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 86	$300	$532	$1,199
Service	$111	$347	$601	$1,329

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 183% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (“Federated”), invests, under normal circumstances, in domestic and foreign securities that Federated deems to be undervalued or out-of-favor, and other investments detailed in the strategy below which may include maintaining a cash position invested in traditional cash instruments. Federated may position the portfolio with respect to various asset classes or individual securities in a net long or net short position.

Federated’s investment management approach may be described as contrarian in nature because the sub-adviser anticipates that it will invest in out-of-favor securities, obtain short exposure on securities that are in favor, or deviate from the consensus view on markets in general, a sector, or individual securities. The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

The portfolio may invest in exchange-traded funds (“ETFs”), derivative contracts (such as options, swaps and futures contracts) and hybrid investments (such as notes linked to underlying securities, indices or commodities), or sell securities short in order to implement its investment strategy. When investing the fixed-income portion of the portfolio, Federated is not constrained by any duration or maturity range or credit quality.

The portfolio may invest in commodities by investing in a derivative or other hybrid instrument whose price depends upon the movement of an underlying commodity or by the performance of a commodity index.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

8

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Commodities – To the extent the portfolio invests in instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio will be subject to the risks of investing in physical commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The portfolio's investment exposure to the commodities markets may subject the portfolio to greater volatility than investments in more traditional securities, such as stocks and bonds.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

• Country, Sector or Industry Focus – To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries, the portfolio will be more susceptible to negative events affecting those countries, sectors or industries.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Currency Hedging – The portfolio may hedge its currency risk, using currency futures, forwards or options. However, these instruments may not always work as intended, and a portfolio may be worse off than if it had not used a hedging instrument.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

• Exchange Traded Funds – Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of bonds. ETF shares may trade at a premium or discount to NAV. ETFs are subject to secondary market trading risks.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

9

• Hybrid Instruments – The risks of investing in hybrid instruments include a combination of the risks of investing in securities, commodities, options, futures, and currencies. An investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Investment Companies – To the extent that an underlying portfolio invests in other investment companies, such as exchange-traded funds, it is subject to the risks of these investment companies and bears its pro rata share of the investment companies’ expenses.

• Leveraging – The value of your investment may be more volatile if the portfolio borrows or uses derivatives that have a leveraging effect on the fund. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have had. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Portfolio Turnover – The portfolio's investment strategy may result in a high portfolio turnover rate. High portfolio turnover would result in a correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the portfolio's performance.

• REITs – When the portfolio invests in Real Estate Investment Trusts (“REITs”), it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

• Short Sales – A short sale may be effected by selling a security that the portfolio does not own. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio may also pay transaction costs and borrowing fees in connection with short sales.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Tax – In order to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code, the portfolio must meet certain requirements regarding, among other things, the source of its income. Any income the portfolio derives from investments in certain hard asset ETFs, such as commodity ETFs, must be limited to a maximum of 10% of the portfolio's gross income. If the portfolio fails to qualify as a RIC, the portfolio will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the portfolio's earnings and profits. If the portfolio were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the portfolio would be subject to the risks of diminished returns.

10

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to a secondary index which tracks short-term U.S. Government Securities. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	09/30/2000	11.46%
Worst Quarter:	09/30/2002	-7.85%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on March 1, 1994)	4.20%	1.32%	8.35%
Service Class (commenced operations on May 1, 2003)	3.95%	1.10%	5.06%
Russell 3000® Value Index (reflects no deduction for fees, expenses, or taxes)	19.76%	-0.24%	2.88%
Bank of America Merrill Lynch 3-Month Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	0.21%	3.02%	2.99%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Federated Equity Management Company of Pennsylvania

Portfolio Managers:

Steven J. Lehman, CFA, Senior Portfolio Manager since 1994

Dana L. Meissner, CFA, Portfolio Manager since 2009

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and

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annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica Money Market VP

Investment Objective: Seeks maximum current income from money market securities consistent with liquidity and preservation of principal.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[a]
	Class of Shares
	Initial	Service
Management fees	0.35%	0.35%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.06%	0.06%
Total annual fund operating expenses	0.41%	0.66%

a Annual portfolio operating expenses have been restated to reflect expenses for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$42	$164	$298	$687
Service	$67	$211	$368	$822

Principal Investment Strategies: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), invests the portfolio's assets in the following high quality, short-term U.S. dollar-denominated money market instruments:

• short-term corporate obligations, including commercial paper, notes and bonds

• obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

• obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

• repurchase agreements involving any of the securities mentioned above

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. Each security, at the time of purchase by the portfolio, has been determined by the sub-adviser to present minimal credit risk.

As a money market fund, the portfolio tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification, liquidity and maturity of its investments. If, after purchase, the credit rating on a security held by the portfolio is downgraded or the credit quality deteriorates, or if the maturity on a security is extended, the portfolio's sub-adviser or Board of Trustees (where required by applicable regulations) will decide whether the security should be held or sold.

Principal Risks: An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, the portfolio could underperform other short-term debt instruments or money market funds, or you could lose money. The portfolio is subject to the following principal investment risks (in alphabetical order).

• Bank Obligations – To the extent the portfolio invests in U.S. bank obligations, the portfolio will be more susceptible to adverse events affecting the U.S. banking industry. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks’ profitability.

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• Credit – An issuer or obligor of a security held by the portfolio or a counterparty to a financial contract with the portfolio may default or its credit may be downgraded, or the value of assets underlying a security may decline. Subordinated securities will be disproportionately affected by a default or downgrade.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Interest Rate – The interest rates on short-term obligations held in the fund will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rates. The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Redemption – The portfolio may experience periods of heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the portfolio could have an adverse impact on the remaining shareholders in the portfolio. In addition, the portfolio may suspend redemptions when permitted by applicable regulations.

• Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the portfolio could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the portfolio's ability to dispose of the underlying securities may be restricted.

• U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.

• Yield – The amount of income you receive from the portfolio will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the portfolio's expenses could absorb all or a significant portion of the portfolio's income. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the portfolio’s yield.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares. Performance reflects any fee waivers

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or expense reimbursements in effect during the relevant periods. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2000	1.62%
Worst Quarter:	12/31/2009	0.00%

7-DAY YIELD

(as of December 31, 2009)

Initial Class = 0.01%

Service Class = 0.01%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on October 2, 1996)	0.13%	3.00%	2.83%
Service Class (commenced operations on May 1, 2003)	0.04%	2.81%	2.25%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Transamerica Investment Management, LLC

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the

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intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica Morgan Stanley Mid-Cap Growth VP

Investment Objective: Seeks capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.80%	0.80%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.13%	0.13%
Total annual fund operating expenses	0.93%	1.18%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 95	$329	$581	$1,304
Service	$120	$375	$649	$1,432

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 35% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio's sub-adviser is Van Kampen Asset Management (“VKAM”). Under normal circumstances, at least 80% of the portfolio's net assets will be invested in securities of medium-sized companies at the time of investment. A medium-sized company is generally defined by reference to those companies represented in the Russell Midcap® Growth Index.

VKAM seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. VKAM typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward profile. VKAM generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities, rights and warrants, and debt securities. VKAM also may utilize derivative instruments, including options on securities, futures contracts and options thereon and various currency transactions. Derivative instruments used by the fund will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

VKAM may invest up to 25% of the portfolio's assets in securities of foreign companies, including emerging market securities, primarily through ownership of depositary receipts. The portfolio may also invest up to 10% of its assets in real estate investment trusts (“REITs”).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

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• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Investing Aggressively – The value of developing company stocks may be volatile, and can drop significantly in a short period of time. Rights, options and futures contracts may not be exercised and may expire worthless. Warrants and rights may be less liquid than stocks. Use of futures and other derivatives may make the portfolio more volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

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• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

• REITs – When the portfolio invests in Real Estate Investment Trusts (“REITs”), it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	27.18%
Worst Quarter:	12/31/2008	-25.90%
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Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on March 1, 1993)	60.56%	4.55%	-3.85%
Service Class (commenced operations on May 1, 2003)	60.12%	4.28%	7.15%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses, or taxes)	46.29%	2.40%	-0.52%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Van Kampen Asset Management

Portfolio Managers:

Dennis P. Lynch, Lead Portfolio Manager since 2002

David S. Cohen, Portfolio Manager since 2002

Sam G. Chainani, Portfolio Manager since 2004

Alexander T. Norton, Portfolio Manager since 2005

Jason C. Yeung, Portfolio Manager since 2007

Armistead B. Nash, Portfolio Manager since 2008

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica PIMCO Total Return VP

Investment Objective: Seeks maximum total return consistent with preservation of capital and prudent investment management.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.63%	0.63%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.07%	0.07%
Total annual fund operating expenses	0.70%	0.95%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$72	$256	$457	$1,035
Service	$97	$303	$525	$1,166

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 729% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio's sub-adviser, Pacific Investment Management Company LLC (“PIMCO”), invests, under normal circumstances, at least 65% of the portfolio's net assets in fixed-income instruments of varying maturities. The average duration of this portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index, which as of December 31, 2009, was 4.57 years. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the portfolio's total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, Fitch, or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of the portfolio's total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging markets countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets. The portfolio may also invest up to 10% of its total assets in preferred stocks.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the

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portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Credit – If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Currency Hedging – The portfolio may hedge its currency risk, using currency futures, forwards or options. However, these instruments may not always work as intended, and a portfolio may be worse off than if it had not used a hedging instrument.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Leveraging – The value of your investment may be more volatile if the portfolio borrows or uses derivatives that have a leveraging effect on the fund. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have had. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.

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• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Mortgage-Related Securities – Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

• Prepayment or Call – Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the portfolio will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The portfolio also may lose any premium it paid on the security.

• Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the portfolio could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the portfolio's ability to dispose of the underlying securities may be restricted.

• Rule 144A Securities – Rule 144A permits certain qualified institutional buyers, such as the portfolio, to trade in privately placed securities that have not been registered for sale to the public. Rule 144A securities may be deemed illiquid, and the portfolio might be unable to dispose of such securities promptly or at reasonable prices.

• Sovereign Debt – Sovereign debt instruments, are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.

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• Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	09/30/2009	7.17%
Worst Quarter:	09/30/2008	-4.67%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 1, 2002)	16.03%	5.56%	5.66%
Service Class (commenced operations on May 1, 2003)	15.75%	5.29%	4.92%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.93%	4.97%	5.39%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Pacific Investment Management Company LLC

Portfolio Manager:

Chris P. Dialynas, Portfolio Manager since 2008

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

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Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica WMC Diversified Growth VP

Investment Objective: Seeks to maximize long-term growth.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.72%	0.72%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.07%	0.07%
Total annual fund operating expenses	0.79%	1.04%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 81	$285	$505	$1,141
Service	$106	$331	$574	$1,271

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 43% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio invests, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria.

The portfolio’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. A "bottom-up" approach is looking at individual companies against the context of broader market factors.

Wellington Management continually monitors every company in the portfolio’s portfolio for fundamental attractiveness. The portfolio typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities,

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they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Focused Investing – To the extent the portfolio invests in a limited number of issuers, changes in the value of individual securities may have a significant impact on your investment.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

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Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Funds, Inc., which employed different investment strategies.

Prior to April 9, 2010, the portfolio was named Transamerica Equity VP, had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	18.98%
Worst Quarter:	12/31/2008	-24.19%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on December 31, 1980)	29.20%	0.55%	-1.01%
Service Class (commenced operations on May 1, 2003)	28.90%	0.29%	5.59%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	37.21%	1.63%	-3.99%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Wellington Management Company, LLP

Portfolio Manager:

Paul E. Marrkand, CFA, Portfolio Manager since 2010

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to

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the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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More On The Portfolios’ Strategies And Investments

The following provides additional information regarding the portfolios’ strategies and investments described at the front of the prospectus. Information contained in this prospectus may apply to portfolios of Transamerica Series Trust not offered in your policy or contract. Except as otherwise expressly stated for a particular portfolio in this prospectus or in the statement of additional information or as required by law, there is no limit on the amount of a portfolio’s assets that may be invested in a particular type of security or investment.

Transamerica AEGON High Yield Bond VP: The portfolio's sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's net assets in high-yield/high-risk bonds (commonly known as “junk bonds”).

Junk bonds are high risk debt securities rated in medium or lower rating categories or determined by AUIM to be of comparable quality.

AUIM’s strategy is to seek to achieve yields as high as possible while seeking to manage risk. AUIM uses a “top-down/bottom-up” approach in managing the portfolio's assets. The “top-down” approach is to adjust the risk profile of the portfolio. AUIM analyzes four factors that affect the movement of fixed-income bond prices which include: economic indicators; technical indicators that are specific to the high-yield market; investor sentiment and valuation. Analysis of these factors assists AUIM in its decision regarding the portfolio's allocations.

AUIM has developed a proprietary credit model that is the foundation of its “bottom-up” analysis. The model tracks historical cash flow numbers and calculates credit financial ratios. Because high-yield companies are of higher financial risk, AUIM does a thorough credit analysis of all companies in the portfolio, as well as all potential acquisitions.

Each potential buy and sell candidate is analyzed by AUIM from both the “top-down” and “bottom-up” strategies. An industry may look attractive in one area, but not the other. They can review the results of their analysis and decide whether or not to proceed with a transaction.

AUIM may sell portfolio securities when it determines there are changes in economic indicators, technical indicators or valuation.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Asset Allocation – Conservative VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 35% of assets in equities, which may include both stocks and commodity-related securities, and 65% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying funds that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolios, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

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It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other fund investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Asset Allocation – Growth VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

• Under normal circumstances, it expects to invest primarily in underlying portfolios that invest in equities, which may include both stocks and commodity-related securities.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), historical performance, global markets’ current valuations, and other global economic factors.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Asset Allocation – Moderate VP: The portfolio seeks its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 50% of assets in equities, which may include both stocks and commodity-related securities, and 50% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

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As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Asset Allocation – Moderate Growth VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 70% of assets in equities, which may include both stocks and commodity-related securities, and 30% of assets in fixed-income, which may include bonds, cash, cash equivalents and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Balanced VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio's objective by investing, under normal circumstances, primarily in common stocks and high quality bonds with maturities of less than 30 years. TIM allocates the portfolio's assets between equity and debt securities based on its assessment of current business and investment conditions. However, at all times, the portfolio will hold at least 25% of its assets in non-convertible fixed-income securities. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments.

TIM normally invests in a portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM’s equity and fixed-income management teams work together to build a portfolio of growth stocks combined with bonds that TIM considers to be of good credit quality purchased at favorable prices.

TIM uses a “bottom up” approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM’s opinion.

Equity Investments

TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term, above-average rate of return. In projecting free cash flows and determining earnings potential and valuation, TIM uses multiple factors such as:

• the quality of the management team;

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• the company’s ability to earn returns on capital in excess of the cost of capital;

• competitive barriers to entry; and

• the financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments

TIM’s bond management team seeks out bonds with credit strength of the quality that it believes could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. TIM analyzes this market information daily, negotiating each trade and buying bonds at what TIM considers to be the best available prices.

The portfolio may invest in mortgage-backed securities and lower-rated bonds. The portfolio may also invest in derivative securities, including futures, options and options on futures, swaps and foreign securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica BlackRock Global Allocation VP: The Fund seeks to achieve its objective by investing in both equity and debt securities, including money market securities and other short-term securities or instruments, of issuers located around the world. There is no limit on the percentage of assets the Fund can invest in a particular type of security. Generally, the Fund seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. Except as described below, the Fund has no geographic limits on where its investments may be located. This flexibility allows Fund management to look for investments in markets around the world that it believes will provide the best relative asset allocation to meet the Fund’s objective. The Fund may invest in securities of any market capitalization. The Fund may also invest in REITs.

Fund management uses the Fund’s investment flexibility to create a portfolio of assets that, over time, tends to be relatively balanced between equity and debt securities and that is widely diversified among many individual investments. While the Fund can, and does, look for investments in all the markets of the world, it will typically invest a majority of its assets in the securities of companies and governments located in North and South America, Europe, Australia and the Far East. In addition to investing in foreign securities, the Fund actively manages its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. From time to time, the Fund may own foreign cash equivalents or foreign bank deposits as part of the Fund’s investment strategy. The Fund will also invest in non-U.S. currencies, however, the Fund may underweight or overweight a currency based on the Fund management team’s outlook. The Fund may also invest in non-convertible debt securities. Non-convertible debt securities will generally be longer-term securities with the potential for capital appreciation through changes in interest rates, exchange rates or the general perception of the creditworthiness of issuers in certain countries.

The Fund’s composite Reference Benchmark has at all times since the Fund’s formation included a 40% weighting in non-U.S. securities. Throughout its history, the Fund has maintained a weighting in non-US securities, often exceeding the 40% Benchmark weighting and rarely falling below this allocation. Under normal circumstances, the Fund anticipates it will continue to allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by Fund management, in which case the Fund would invest at least 30%) — of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes the Fund may deviate very substantially from the allocation described above.

The Fund may invest a portion of its assets in securities related to real assets (like real estate or precious metals-related securities) such as stock, bonds or convertible bonds issued by real estate investment trusts or companies that mine precious metals.

The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles that exclusively invest in precious metals,

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which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. The Fund may also gain exposure to commodity markets by investing in the Subsidiary. The Subsidiary invests primarily in commodity-related instruments. BlackRock is the manager of the Subsidiary. The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The Fund will limit its investments in the Subsidiary to 25% of its net assets.

The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, BlackRock, in managing the Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described in detail in the SAI. The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Board regarding the Subsidiary’s compliance with its policies and procedures. The Fund and Subsidiary test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary complies with asset segregation requirements to the same extent as the Fund.

BlackRock provides investment management and other services to the Subsidiary. BlackRock does not receive separate compensation from the Subsidiary for providing it with investment management or administrative services. However, the Fund pays BlackRock based on the Fund’s assets, including the assets invested in the Subsidiary. The Subsidiary will also enter into separate contracts for the provision of custody, transfer agency, and audit services with the same or with affiliates of the same service providers that provide those services to the Fund. The financial statements of the Subsidiary will be consolidated with the Fund’s financial statements in the Fund’s Annual and Semi-Annual Reports. The Fund’s Annual and Semi-Annual Reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated in the Fund's prospectus.

In making investment decisions, Fund management tries to identify the long term trends and changes that could benefit particular markets and/or industries relative to other markets and industries. Fund management will consider a variety of factors when selecting the markets, such as the rate of economic growth, natural resources, capital reinvestment and the social and political environment.

In deciding between equity and debt investments, Fund management looks at a number of factors, such as the relative opportunity for capital appreciation, capital recovery risk, dividend yields and the level of interest rates paid on debt securities of different maturities. Dividend yield is a common stock’s annualized dividend stream divided by the stock’s current price, which represents the stock’s current expected rate of current income.

In selecting real assets (like real estate or precious metals-related securities), Fund management identifies real assets that it believes will increase in value because of economic trends and cycles or political or other events.

In selecting stocks and other securities that are convertible into stocks, Fund management emphasizes stocks that it believes are undervalued. Fund management places particular emphasis on companies with below average price/earnings ratios or that may pay above average dividends.

Fund management will invest in “junk” bonds, corporate loans and distressed securities only when it believes that they will provide an attractive total return, relative to their risk, as compared to higher quality debt securities. Distressed securities are securities that are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition or are rated in the lowest rating categories by at least one independent rating agency (CC or lower by S&P or Fitch or Ca or lower by Moody’s), or if unrated, judged to be of comparable quality by Fund management.

Fund management will invest in distressed securities when Fund management believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that the Fund will generally achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization.

Transamerica BlackRock Large Cap Value VP: The portfolio's sub-adviser, BlackRock Investment Management, LLC (“BlackRock”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's net assets in equity securities of large cap companies. The portfolio considers a large cap company to be one which, at the time of purchase, has a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Value Index. As of December 31, 2009, the lowest market capitalization in this group was approximately $6.084 billion.

The portfolio may invest in foreign securities that are represented by American Depositary Receipts. The portfolio may invest in convertible securities, preferred stocks, illiquid securities, and U.S. government debt securities.

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The portfolio will seek to outperform the Russell 1000® Value Index by investing in equity securities that BlackRock believes are selling at below normal valuations. The portfolio emphasizes value-oriented investments.

In selecting securities for the portfolio from its benchmark universe, BlackRock uses a proprietary multi-factor quantitative model. The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth. BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation.

A company’s stock price relative to its earnings and book value, among other factors, is also examined—if BlackRock believes that a company is overvalued, it will not be considered as an investment for any fund. After the initial screening is done, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations. “Fundamental analysis” is a method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an “index” portfolio. In seeking to outperform the benchmark, however, BlackRock reviews potential investments using certain criteria that are based on the securities in the relevant index. These criteria currently include the following:

• Relative price to earnings and price to book ratios

• Stability and quality of earnings

• Earnings momentum and growth

• Weighted median market capitalization of the portfolio

• Allocation among the economic sectors of the portfolio as compared to the applicable index

• Weighted individual stocks within the applicable index

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to the risk with respect to the depository institution holding the cash.

Transamerica BlackRock Tactical Allocation VP: BlackRock Financial Management, Inc. (“BlackRock”), the portfolio’s sub-adviser, seeks to achieve the portfolio’s objective by investing its assets in a combination of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

• Under normal circumstances, the portfolio’s investments in equity funds will vary between 40% and 90% of the portfolio’s net assets, with the remaining portion invested in fixed-income funds, which may include money market funds. Equity exposure increases with higher 10-year swap rates and lower implied volatility. Equity exposure decreases with lower swap rates and higher implied volatility.

• The portfolio’s target level of equity exposure is determined monthly by a proprietary tactical asset allocation model based on specified market factors, such as the 10-year swap rate and implied volatility. The model was provided to Transamerica Asset Management, Inc., the portfolio’s investment adviser, by an affiliated insurance company and is used by that company to develop and price insurance policies and variable annuity contracts. The model is run on the first business day of each month and produces the target equity allocation for the month.

• BlackRock may not vary or override the target level equity exposure regardless of their view of the market outlook. Based on the model’s target allocation, BlackRock selects among the underlying equity and fixed-income funds and rebalances the portfolio’s assets among the underlying portfolios to maintain the target weightings. BlackRock may choose to invest a portion of the portfolio’s assets in one or more underlying portfolios which they sub-advise.

• The equity funds may have fixed-income exposure and the fixed-income funds could likewise have equity exposure. Such exposures are not considered by the model and could impact the performance of the underlying portfolios and the portfolio.

• The portfolio may also invest directly in securities, including U.S. government securities, short-term commercial paper, cash and cash equivalents.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the

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portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

Transamerica Clarion Global Real Estate Securities VP: Under normal circumstances, the portfolio's sub-adviser, ING Clarion Real Estate Securities, LLC (“Clarion”), will invest at least 80% of the portfolio's net assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Clarion considers issuers principally engaged in the real estate industries to be companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's portfolio will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in equity securities of real estate companies which include common stocks of large-, mid- and small-sized issuers, including real estate investment trusts (“REITs”), and convertible securities.

Clarion uses a disciplined two-step process for constructing the portfolio's portfolio. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-backed securities such as pass through certificates, real estate mortgage investment conduit (“REMIC”) certificates, and collateralized mortgage obligations (“CMOs”), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

This portfolio is non-diversified.

Transamerica Convertible Securities VP: The portfolio’s sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the portfolio’s net assets in convertible securities across the credit spectrum. Convertible securities are fixed-income securities that convert into shares of common stock of their issuer.

Convertible securities perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. TIM may also invest the portfolio’s assets in other types of securities, including common stock.

TIM may invest the portfolio’s assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may, but not need, invest in derivatives. TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio’s exposure to changing security prices or other factors that affect security values.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Diversified Equity VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), invests, under normal circumstances, at least 80% of the portfolio's net assets in domestic equity securities. TIM uses an intrinsic valuation discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term, above-average rate of return. The portfolio typically limits its holdings to fewer than 60 companies.

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TIM uses a “bottom-up” approach to investing. It studies industry and economic trends, but focuses on researching individual companies. As part of TIM’s strategy, the portfolio's portfolio is constructed one company at a time. Each company passes through a rigorous research process and stands on its own merits as a viable investment in TIM’s opinion.

In projecting cash flows and determining earnings potential, TIM uses multiple factors such as:

• the quality of the management team

• the company’s ability to earn returns on capital in excess of the cost of capital

• competitive barriers to entry

• the financial condition of the company

In seeking to achieve the portfolio's goal, TIM may invest in securities issued by companies of all sizes. Generally, however, TIM will invest in the securities of companies whose market capitalization (total market value of publicly traded securities) is greater than $500 million.

Consistent with the portfolio's objectives and other policies, TIM may, but need not, invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Efficient Markets VP: The portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), seeks to achieve the portfolio’s objective by investing its assets in a combination of underlying exchange traded funds (“ETFs”) and institutional mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, it expects to allocate substantially all of its assets among the underlying portfolios to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 65% of portfolio assets in institutional mutual funds that invest primarily in equities and 35% of portfolio assets in ETFs that investment primarily in bonds. These percentages may vary. The underlying institutional mutual funds in which the portfolio may invest consist of domestic equity, international equity and value equity funds.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying portfolio based on what it considers to be prudent diversification principles. It seeks to utilize the principle of efficient markets, which assumes that market prices reflect values and information accurately and quickly, in implementing the portfolio’s strategy.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying portfolios that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

It is expected that the portfolio will hold at least four underlying ETFs and six underlying institutional mutual funds. The portfolio may invest in one or more underlying portfolios that may also invest in other funds. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolios at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

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As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio may invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Federated Market Opportunity VP: The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (“Federated”), pursues the portfolio's investment objective by investing, under normal circumstances, in domestic and foreign securities that Federated deems to be undervalued or out-of-favor, and other investments detailed in the strategy below which may include maintaining a cash position invested in traditional cash instruments. Federated can position the fund with respect to various asset classes or individual securities in a net long or a net short position.

Federated’s investment management approach may be described as contrarian in nature because the sub-adviser anticipates that it will invest in out-of-favor securities or deviate from the consensus view on markets in general, a sector, or individual securities.

The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. The portfolio generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships, or “revert to the mean.”

With regard to equity securities, Federated primarily uses the “value” style of investing and selects securities primarily utilizing a “bottom-up” approach to security analysis but also secondarily considers “top-down” analysis and sector allocation. Federated does not generally consider the composition of market indices in its selection of equity securities. Federated’s use of the “value” style of investing seeks to identify and select securities that, in Federated’s opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer’s industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company. Lastly, Federated assembles a portfolio of securities by considering sector allocations. Sectors are broad categories of companies with similar characteristics. Federated determines the sector allocation of the portfolio's portfolio primarily based upon its opinion as to which sectors are, as a whole, priced at a low market valuation when compared with other sectors, and which are currently out-of-favor. Depending on its outlook, Federated may take a short position in a particular asset class, security or other investment.

Federated uses technical analysis of the market as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

Federated may increase the portfolio's cash position if Federated is unable to find a sufficient number of attractive securities. Additionally, Federated anticipates normally keeping a portion of the portfolio's portfolio in cash in order to readily take advantage of buying opportunities, to increase current income or in an effort to preserve capital. The portfolio's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

When investing in fixed-income securities, Federated invests in asset classes within the fixed-income market that it believes offer the best relative value. When searching for asset classes within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. Such asset classes may include non-investment-grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations, as well as U.S. Treasury securities and other investment-grade securities. With regard to non-dollar denominated fixed-income securities, Federated also considers the currency appreciation potential of a given market. The fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities in order to increase or decrease its exposure to foreign interest rate and/or currency

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markets. Federated is not constrained by any duration or maturity range or credit quality when investing the fixed-income portion of the fund.

In addition to investing in equity and fixed-income securities, the portfolio may invest in the following in attempting to achieve its investment objective:

• derivative contracts or hybrid instruments;

• ETFs; and

• investments which give the fund exposure to the price of movement of gold, silver or other precious metals.

The portfolio may also purchase shares of ETFs in order to achieve exposure to a specific region, country, commodity or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in hybrid instruments or derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The portfolio may, for example, use derivative contracts to:

• obtain premiums from the sale of derivative contracts (e.g., write a put option on a security);

• realize gains from trading a derivative contract (e.g., buy a put option in anticipation of a decrease in an underlying security); or

• hedge against potential losses. For example, the portfolio may buy put options on stock indices or individual stocks (even if the stocks are not held by the portfolio) in an attempt to hedge against a decline in stock price.

There can be no assurance that the portfolio's use of derivative contracts or hybrid instruments will work as intended.

The fund may gain exposure to commodities by investing in hybrid instruments. For example, the fund may invest in hybrid instruments which are structured as interest-bearing notes whose amount paid at maturity is determined by the price of an underlying commodity or by the performance of a commodity index. Such commodities may include precious metals (e.g., gold, silver), industrial metals, (e.g., copper, nickel), agricultural and livestock commodities (e.g., wheat, pork), and energy related commodities (e.g., crude oil and natural gas). Finally, the fund may invest in derivatives contracts as part of its hedging strategies. For example, the fund may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which the fund may invest directly.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Focus VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio's objective by investing, under normal circumstances, primarily in domestic equity securities that, in TIM’s opinion, are trading at a material discount to intrinsic value. TIM assesses intrinsic value primarily through discounted cash flow analysis, though acquisition and comparable company valuation analyses may be used to a lesser extent. The portfolio will generally invest in domestic equity securities of any size. The portfolio may also invest up to 10% of its assets in short sale positions. The portfolio may invest up to 20% of its assets in convertible and non-convertible high-yield debt securities rated below investment grade.

TIM will use a “bottom-up” approach to investing. It studies industry and economic trends, but focuses on researching individual companies. The portfolio will be constructed one company at a time. Each company will pass through a research process and stand on its own merits as a viable investment in TIM’s opinion.

TIM’s equity management team seeks to identify U.S. companies showing:

• strong potential for shareholder value creation

• high barriers to competition

• solid free cash flow generating ability

• excellent capital allocation discipline

• experienced management aligned with shareholder interests

TIM seeks out dominant business franchises where the long-term, value-creating potential has not fully been recognized by the market.

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Consistent with the portfolio's objective and other policies, the portfolio may invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

In the event TIM is unable to identify sufficient investments that meet the portfolio's criteria, the portfolio may maintain a balance in cash and cash equivalents that may range up to 40% of total assets.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

This portfolio is non-diversified.

Transamerica Foxhall Emerging Markets/Pacific Rim VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting the market during recessionary trends.

• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, at least 80% of its net assets in ETFs that provide exposure to equity, fixed-income, currency or physical commodities that are economically tied to emerging markets or the Pacific Rim. A company, instrument or product is considered economically tied to emerging markets or the Pacific Rim if it meets one or more of the following criteria:

• principal securities trading in the securities market of an emerging market or a Pacific Rim country

• significant share of their total revenue from either goods or services produced or sales made in emerging markets or a Pacific Rim country

• significant portion of their assets in emerging markets or a Pacific Rim country

• organized under the laws of, or with principal offices in, an emerging market or Pacific Rim country

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

Countries that are considered emerging markets include but are not limited to the following:

Brazil  China   South Africa

Russia   India   South Korea

Countries that are considered Pacific Rim countries include but are not limited to the following:

Taiwan   Japan   Singapore

Malaysia Hong Kong New Zealand

• If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest,

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directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

The portfolio will normally be invested in at least six ETFs during a long-term market uptrend from the Foxhall Emerging Markets/Pacific Rim market segment. It will generally hold fewer in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Foxhall Global Conservative VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting markets during recessionary trends.

• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, approximately 75% of its net assets in ETFs representing debt securities of various maturities and credit quality, of companies and governments worldwide, commodities, foreign or U.S. currency and money market instruments, and approximately 25% of its net assets in ETFs representing stocks in companies all over the world. These percentages may vary.

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

• If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall has established internal guidelines for the fixed-income and equity components of its allocations. The fixed-income allocation is made up of one segment (bonds), while the equity allocation is comprised of three equity segments (developed markets, emerging markets and hard assets (such as real estate, precious metals and natural resources)).

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest, directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

It is expected that the portfolio will hold approximately twenty-two ETFs during a long-term market uptrend and fewer underlying portfolios in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.
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The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Foxhall Global Growth VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting the market during recessionary trends.

• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, at least 80% of its net assets in equity ETFs representing stocks in companies all over the world, commodities or foreign or U.S. currency. The portfolio will invest approximately 60% in developed markets ETFs (e.g., United States and Western Europe); 30% in emerging markets (e.g., China and India) and Pacific Rim (e.g., Australia and Japan) ETFs; and 10% in hard assets ETFs (such as real estate, precious metals and natural resources). These percentages may vary.

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

• If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest, directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

It is expected that the portfolio will hold approximately eighteen ETFs during a long-term market uptrend and fewer underlying portfolios in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Foxhall Global Hard Asset VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting the market during recessionary trends.

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• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, at least 80% of its net assets in ETFs that track “hard assets.” Hard assets include precious metals, natural resources, real estate and commodities. Examples of these assets include, but are not limited to, oil, natural gas, wind energy, water resources, metals, currencies, food stuffs, agriculture equipment and services, and timber.

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

• If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”).

It is expected that the portfolio will hold at least six ETFs during a long-term market uptrend and fewer underlying portfolios in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Growth Opportunities VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), under normal circumstances, invests at least 65% of the portfolio's assets in equity securities. Equity securities include common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies.

A significant portion of the portfolio's assets may be invested in the equity securities of companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM uses a “bottom-up” approach to investing and builds the portfolio's portfolio one company at a time. TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

• strong potential for steady growth

• high barriers to competition

• experienced management incentivized along shareholder interests

It is the opinion of TIM that companies with smaller and medium-sized capitalization levels are less actively followed by security analysts, and, therefore, they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests primarily in equity securities, TIM may also, to a lesser extent, invest in debt securities in pursuit of its investment objective.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

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Transamerica Hanlon Balanced VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s equity allocation will generally vary between 25% and 75% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs or closed-end funds, consisting of any mixture of large, medium and small-cap styles and pursuing growth or value strategies. The portfolio’s bond allocation will generally vary between 25% and 75% of its net assets (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency, commodity, real estate and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Hanlon Growth VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s equity allocation will vary between 0% and 100% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs or closed-end funds, consisting of any mixture of large, medium and small-cap styles. Under certain market conditions, up to 100% of the portfolio could be allocated to bond ETFs or closed-end funds (which may include domestic and non-U.S. government and corporate bonds of any credit

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rating). Hanlon may also invest in currency, commodity, real estate and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Hanlon Growth and Income VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s equity allocation will generally vary between 0% and 75% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs or closed-end funds, consisting of any mixture of large, medium and small-cap styles and pursuing growth or value strategies. The portfolio’s bond allocation will generally vary between 0% and 25% of its net assets, but, under certain market conditions, up to 100% of the portfolio could be allocated to bond ETFs or closed-end funds (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency, commodity, real estate and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

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Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Hanlon Managed Income VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s bond allocation will vary between 0% and 100% of its net assets (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Index 35 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”).

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 35% of portfolio assets in ETFs that invest primarily in equities and 65% of portfolio assets in ETFs that invest primarily in bonds. These percentages may vary.

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• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time. The portfolio may also invest in institutional mutual funds.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without prior notice to investors.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Index 50 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”) and/or institutional mutual funds.

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 50% of portfolio assets in ETFs that invest primarily in equities and 50% of portfolio assets in ETFs that invest primarily in bonds. These percentages may vary.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving its investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

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Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Index 75 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”) and/or institutional mutual funds.

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 75% of portfolio assets in ETFs that invest primarily in equities and 25% of portfolio assets in ETFs that invest primarily in bonds. These percentages may vary.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable opportunity for achieving its investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment

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objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Index 100 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”).

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio will normally invest 100% of its assets, excluding cash and cash equivalents, in ETFs that invest primarily in equities. The portfolio intends to achieve a mix over time of approximately 75% of portfolio assets in ETFs that invest primarily in domestic equities and 25% of portfolio assets in ETFs that invest primarily in international equities. These percentages may vary.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time. The portfolio may also invest in institutional mutual funds.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without prior notice to investors.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica International Moderate Growth VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

• Under normal circumstances, it expects to allocate its investments in underlying portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging markets countries and in fixed-income securities of issuers in international developed markets. These percentages may vary.

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• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio’s portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio’s asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio’s asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Jennison Growth VP: The portfolio's sub-adviser, Jennison Associates LLC (“Jennison”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 65% of the portfolio's total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts, of U.S. companies with market capitalizations of at least $1 billion that Jennison considers to have above average prospects for growth. These companies are generally medium- to large-capitalization companies.

The sub-adviser uses a “bottom up” approach, researching and evaluating individual companies, to manage the portfolio's investments. Jennison looks primarily at individual company fundamentals rather than at macro-economic factors to identify individual companies with earnings growth potential that may not be recognized by the market at large.

When a sub-adviser uses a “bottom-up” approach, it looks primarily at individual companies against the context of broader market factors.

In selecting stocks for the portfolio, the sub-adviser looks for companies with the following financial characteristics:

• superior absolute and relative earnings growth

• above average revenue and earnings per share growth

• sustainable or improving profitability

• strong balance sheets

In addition, Jennison looks for companies that have actually achieved or exceeded expected earnings results and are attractively valued relative to their growth prospects. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the portfolio invests have historically been more volatile than the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”). In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 Index company tend to reinvest their earnings rather than distribute them, so the portfolio is not likely to receive significant dividend income on its investments. The sub-adviser focuses on stocks of companies that have distinct attributes such as:

• strong market position with a defensible franchise

• unique marketing competency

• strong research and development leading to superior new product flow

• capable and disciplined management

Such companies generally trade at high prices relative to their current earnings.

The portfolio may invest up to 20% of its assets in the securities of foreign issuers.

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The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica JPMorgan Core Bond VP: The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”) seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's assets in bonds, including (without limitation):

• U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities

• Medium- to high-quality corporate bonds

• Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations (“CMOs”)

• Asset-backed securities

• Commercial Mortgage Backed Securities (“CMBS”)

Generally, such bonds will have intermediate to long maturities.

To a lesser extent it may invest in:

• U.S. dollar-denominated foreign bonds

• Short-term securities, including agency discount notes, commercial paper and money market funds

The portfolio may invest in bonds and other debt securities that are rated in the lowest investment grade category. The portfolio's average weighted maturity will ordinarily range between four and 12 years, although the portfolio may shorten its average weighted maturity if deemed appropriate for temporary defensive purposes. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in the portfolio calculated so as to come most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of the portfolio's sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the portfolio's portfolio. Therefore, in the case of the portfolio, which may hold mortgage-backed securities, its average weighted maturity is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the portfolio given certain prepayment assumptions.

JPMorgan analyzes four major factors in managing and constructing the portfolio's portfolio: duration, market sector, maturity concentrations and individual securities. JPMorgan looks for market sectors and individual securities that it believes will perform well over time. JPMorgan is value oriented and selects individuals securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the portfolio can invest. The portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The portfolio may use derivatives as a substitute for various investments, to alter the investments characteristics of the portfolio, for risk management and/or to increase income or gain to the portfolio.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market economic, or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica JPMorgan Enhanced Index VP: The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of large- and medium-capitalization U.S. companies. The portfolio may invest in foreign companies included in the S&P 500 Index. Industry by industry, the portfolio’s weightings are generally similar to those of the S&P 500 Index. The portfolio normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500 Index.

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Within each industry, the portfolio’s sub-adviser may modestly overweight stocks that it views as undervalued or fairly valued while modestly underweighting or not holding stocks that it views as overvalued. The sub-adviser employs a three-step process in valuing stocks:

• Research — The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company’s real growth potential.

• Valuation — The research findings allow the sub-adviser to rank the companies in each industry group according to their relative value. The greater a company’s estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team’s findings.

• Stock Selection — The portfolio’s sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:

• High potential reward compared to potential risk

• Temporary mispricings caused by market overreactions

The portfolio normally invests primarily in common stocks. During ordinary market conditions, the portfolio’s sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments including:

• U.S. government securities

• Bankers’ acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank

• Commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations

• Repurchase agreements

• Short-term bonds and notes with remaining maturities of 13 months or less

The portfolio may, but not need, invest in derivatives.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica JPMorgan Mid Cap Value VP: The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of net assets in common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued.

The portfolio will normally only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.

JPMorgan may use derivatives to hedge various market risks or to increase the portfolio's income. The portfolio may also invest in master limited partnerships, although their use will not be a principal investment strategy. The portfolio may invest up to 15% of its net assets in real estate investment trusts (“REITs”).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica MFS International Equity VP: The portfolio's sub-adviser, MFS® Investment Management (“MFS”), seeks to achieve the portfolio's objective (capital growth) by investing, under normal circumstances, at least 80% of the portfolio's net

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assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries.

The portfolio normally invests primarily in equity securities of foreign companies, including emerging market equity securities. The portfolio may invest a relatively large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the portfolio, the sub-adviser is not constrained to any particular investment style. MFS may invest the portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. MFS may invest the portfolio's assets in companies of any size.

MFS may use derivatives for any investment purpose, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the portfolio, or as alternatives to direct investments.

MFS uses a “bottom-up” investment approach to buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate these and other factors may also be considered.

The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

MFS may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Money Market VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio's objective by investing the portfolio's assets in the following high quality, short-term U.S. dollar-denominated money market instruments:

• short-term corporate obligations, including commercial paper, notes and bonds

• obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

• obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

• repurchase agreements involving any of the securities mentioned above

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. Each security, at the time of purchase by the portfolio, has been determined by the sub-adviser to present minimal credit risk.

As a money market portfolio, the portfolio tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification and maturity of its investments. The portfolio invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The portfolio maintains a dollar-weighted average portfolio maturity of 60 days or less. If, after purchase, the credit rating on a security held by the portfolio is downgraded or the credit quality deteriorates, or if the maturity on a security is extended, the portfolio's sub-adviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

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Transamerica Morgan Stanley Active International Allocation VP: The portfolio’s sub-adviser is Morgan Stanley Investment Management Inc. (“MSIM”). Under normal circumstances, the portfolio invests primarily, in accordance with country and sector weightings determined by its sub-adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

MSIM utilizes a “top-down” approach that emphasizes country and sector selection and weighting rather than individual stock selection. MSIM seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) dynamics/fundamental change; and (iii) market momentum/technicals.

When a sub-adviser uses a “top-down” approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.

MSIM analyzes both the global economic environment and the economies of countries throughout the world, focusing mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia & Far East Index (the “MSCI EAFE Index”). These countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.

MSIM views each country and sector as a unique investment opportunity and evaluates factors such as valuation, growth, inflation, interest rates, corporate earnings growth, liquidity and risk characteristics, investor sentiment and economic and currency outlook. MSIM — on an ongoing basis — establishes the proportion or weighting for each country and sector (e.g., overweight, underweight or neutral) relative to the MSCI EAFE Index for investment by the portfolio. The sub-adviser invests the portfolio’s assets among the countries and/or sectors based on their assigned weighting. Within each country and/or sector, MSIM will invest in “baskets” of common stocks and other equity securities in an effort to match the performance of that country and/or sector. The portfolio may invest in emerging markets or developing countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging markets or developing countries. MSIM generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The portfolio may invest up to 10% of its net assets in foreign real estate companies, which are similar to entities organized and operated as real estate investment trusts (“REITs”) in the United States. Investing in foreign real estate companies makes the portfolio susceptible to the risks associated with the ownership of real estate and with the real estate industry in general, as well as risks that relate specifically to the way foreign real estate companies are organized and operated. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, foreign real estate companies, like U.S. REITs and mutual funds, have expenses, including management and administration fees that are paid by their shareholders. As a result, shareholders will absorb their proportional share of duplicate levels of fees when the portfolio invests in foreign real estate companies.

MSIM may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Morgan Stanley Mid-Cap Growth VP: Under normal circumstances, the portfolio will invest at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap® Growth Index. The portfolio's sub-adviser is Van Kampen Asset Management (“VKAM”). VKAM seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. VKAM typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. VKAM generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small-and large-sized companies, as well as preferred stocks, convertible securities, rights and warrants, and debt securities.

VKAM also may utilize derivative instruments, including options on securities, futures contracts and options thereon and various currency transactions in several different ways, depending upon the status of the portfolio's investment portfolio and

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VKAM’s expectations concerning the securities market. Derivative instruments used by the portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

VKAM may invest up to 25% of the portfolio's assets in securities of foreign companies, including emerging market securities, primarily through ownership of depositary receipts. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may also invest up to 10% of its assets in real estate investment trusts (“REITs”).

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested in the instruments described above except that at least a small portion of portfolio assets generally will be held as cash, repurchase agreements, or cash equivalents to honor redemption requests and for other short-term needs.

To the extent that portfolio assets are invested in cash equivalents, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to “equitize” the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Multi Managed Large Cap Core VP: The portfolio’s sub-adviser is Morgan Stanley Investment Management Inc. (“MSIM”). Under normal circumstances, at least 80% of the portfolio’s assets will be invested in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that MSIM believes have strong free cash flow and earnings growth potential or are undervalued. MSIM emphasizes individual security selection.

MSIM may invest up to 10% of the portfolio’s assets in securities of issuers economically tied to emerging markets countries. An issuer generally will be deemed to be economically tied to a country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. Derivative instruments used by the portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The portfolio may invest up to 10% of its total assets in real estate investment trusts (“REITs”).

The portfolio may invest up to 25% of its total assets in securities of foreign issuers, including emerging markets securities, primarily through ownership of depositary receipts.

The portfolio spans both growth and value styles of investing, and is managed by two separate groups at MSIM, a growth team and a value team. Both inflows and outflows will be allocated equally between the two investment styles. In addition, MSIM will rebalance monthly to maintain an equal allocation between the two investment styles. These allocations are non-discretionary.

Growth — The growth team seeks capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets.

The manager seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The manager typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

Value — The value team emphasizes a value style of investing seeking well-established, undervalued companies believed by MSIM to possess the potential for capital growth and income. Portfolio securities are typically sold when MSIM’s assessments of the capital growth and income potential of such securities materially change.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment

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objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica PIMCO Total Return VP: The portfolio's sub-adviser, Pacific Investment Management Company LLC (“PIMCO”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 65% of the portfolio's net assets in fixed-income securities of varying maturities.

The average duration of this portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Index, which as of December 31, 2009, was 4.57 years.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, Fitch, or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of the portfolio's total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging markets countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets. The portfolio may also invest up to 10% of its total assets in preferred stocks.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage-or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica ProFund UltraBear VP: The portfolio invests in derivatives that ProFund Advisors LLC (“ProFund Advisors”), the portfolio’s sub-adviser, believes should have similar daily return characteristics as twice (200%) the inverse (opposite) of the daily return of the Standard & Poor’s 500 Composite Stock Index (the “S&P 500 Index”). The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 500 U.S. operating companies and REITs selected by the S&P U.S. Index Committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis. As of September 30, 2009, the S&P 500 Index included companies with capitalizations between $1.1 billion and $329.7 billion. The average capitalization of the companies comprising the S&P 500 Index was approximately $19.6 billion. The S&P 500 Index is published under the Bloomberg ticket symbol “SPX.” Assets of the portfolio not invested in derivatives will typically be held in money market instruments.

Derivatives - The portfolio invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The portfolio invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the S&P 500 Index. Derivatives include:

• Futures Contracts - Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

• Swap Agreements - Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Money Market Instruments - The portfolio invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the portfolio should hold to approximate the performance of its benchmark. The

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portfolio may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the portfolio in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the portfolio. The portfolio seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the portfolio will seek to position its portfolio so that its exposure to its benchmark is consistent with the portfolio’s investment objective. The impact of the S&P 500 Index’s movements during the day will affect whether the portfolio’s portfolio needs to be re-positioned. For example, if the S&P 500 Index has risen on a given day, net assets of the portfolio should fall, meaning that the portfolio’s exposure will need to be decreased. Conversely, if the S&P 500 Index has fallen on a given day, net assets of the portfolio should rise, meaning the portfolio’s exposure will need to be increased.

The portfolio will concentrate its investment in a particular industry or group of industries to approximately the same extent as the S&P 500 Index is so concentrated.

The portfolio is non-diversified.

Transamerica Small/Mid Cap Value VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's net assets in small- and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion at the time of purchase.

The portfolio generally will invest in small and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM’s security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation, and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company’s products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

The portfolio may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica T. Rowe Price Small Cap VP: The portfolio’s sub-adviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of its net assets in small-cap growth companies.

Small-cap companies are currently defined by the sub-adviser as companies whose market capitalization falls within the range of companies in the Morgan Stanley Capital International U.S. Small Cap Growth Index (“MSCI U.S. Small Cap Growth Index”), which was approximately $42.28 million to $5.52 billion as of December 31, 2009, but the limits will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio’s initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range.

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not, under normal circumstances, constitute more than 50% of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

When a sub-adviser uses a “bottom-up” approach, it looks primarily at individual companies against the context of broader market factors.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a “bottom-up” manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/ earnings or price/book value

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ratios, for example) and projected earnings and sales growth, valuation, capital usage, and earnings quality. T. Rowe Price also considers portfolio risk characteristics in the process of portfolio construction.

While the portfolio normally invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets) or exchange traded funds in pursuit of its investment objective. The portfolio may, but not need, invest in derivatives, including stock index futures and options.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Third Avenue Value VP: The portfolio's sub-adviser, Third Avenue Management LLC (“Third Avenue”), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio's assets in common stocks of U.S. and non-U.S. issuers.

Third Avenue employs an opportunistic, “bottom-up” research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value.

The portfolio invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the portfolio's investment strategies and restrictions.

Third Avenue seeks to invest the portfolio's assets in attractive equity investments, which generally exhibit four essential characteristics:

• Strong Finances — the issuing company has a strong financial position, as evidenced by high-quality assets and a relative absence of significant liabilities.

• Competent Management — the company’s management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

• Understandable Business — comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

• Discount to Private Market Value — the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in high-yield/high-risk fixed-income securities and other types of debt securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

The portfolio is a non-diversified portfolio.

Transamerica U.S. Government Securities VP: The portfolio’s sub-adviser, Transamerica Investment Management, LLC (“TIM”), invests, under normal circumstances, at least 80% of the portfolio’s assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. These securities include:

• U.S. Treasury obligations

• Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities. Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise.

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• Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

• Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

• Investment grade corporate bonds

• Short-term corporate debt securities

• Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

• High yield debt securities (up to 20% of the portfolio’s total assets) so long as they are consistent with the portfolio’s objective (The weighted average maturity of such obligations will generally range from two to ten years.)

• High quality money-market securities

• Debt securities (up to 20% of the portfolio’s total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

• U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio’s total assets)

• Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the creditworthiness of issuers and the rates of interest offered by various issuers.

The portfolio’s sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio’s interest rate exposure, as well as to hedge the portfolio’s investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica WMC Diversified Growth VP: The portfolio invests, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria.

The portfolio’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. Fundamental analysis involves the assessment of a company’s business environment, market share, management, global expansion plans, balance sheet, income statement, anticipated earnings, revenues, and other related measures of value.

Wellington Management continually monitors every company in the portfolio’s portfolio for fundamental attractiveness. The portfolio typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment

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objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica WMC Diversified Growth II VP: The portfolio invests, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria.

The portfolio’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. Fundamental analysis involves the assessment of a company’s business environment, market share, management, global expansion plans, balance sheet, income statement, anticipated earnings, revenues, and other related measures of value.

Wellington Management continually monitors every company in the portfolio’s portfolio for fundamental attractiveness. The portfolio typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

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More On The Risks Of Investing In The Portfolios

Principal Investment Risks: The following provides additional information regarding the risks of investing in the portfolios as described at the front of the prospectus.

Active Investor: A significant portion of assets invested in the portfolio come from professional money managers and investors who use the portfolio as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the portfolio may have a negative impact on the portfolio’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the portfolio’s expense ratio may vary from current estimates or the historical ratio disclosed in this prospectus.

Active Trading: Certain portfolios are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

Asset Allocation: The sub-adviser allocates a portfolio's assets among various underlying portfolios. These allocations may be unsuccessful in maximizing a portfolio's return and/or avoiding investment losses.

Bank Obligations: If a portfolio concentrates in U.S. bank obligations, a portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks’ profitability.

Cash Management and Defensive Investing: Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

Commodities: Because a portfolio may invest in instruments whose performance is linked to the price of an underlying commodity or commodity index, a portfolio may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

Concentration: A portfolio will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the portfolio. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the portfolio will be more susceptible to the risks associated with that industry than a portfolio that does not concentrate its investments.

Convertible Securities: Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

Correlation and Compounding: A number of factors may affect the portfolio’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the portfolio will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the portfolio from achieving its investment objective. The risk of the portfolio not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the portfolio has a single day investment objective, the portfolio’s performance for periods greater than one day is likely to be either greater than or less than the inverse of the index performance times the stated multiple in the portfolio objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases.

Counterparty: The portfolio will be subject to the credit risk(that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the portfolio or held by special purpose or

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structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the portfolio may decline.

Country, Sector or Industry Focus: To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if a portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

Credit: If an obligor for a security held by the portfolio or a counterparty to a financial contract with the portfolio fails to pay, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the portfolio could decline. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the portfolio invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. The portfolio is subject to greater levels of credit risk to the extent it invests in junk bonds. These securities have a higher risk of issuer default and are considered speculative. The portfolio may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

Currency: When a portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, a portfolio's investments in foreign currency denominated securities may reduce the returns of a portfolio.

Currency Hedging: A portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another may remove a portfolio's opportunity to profit from the original currency and involves a risk of increased losses for a portfolio if the sub-adviser’s projection of future exchange rates is inaccurate.

Defensive Investing: Short-term debt securities held by a portfolio for defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If a portfolio holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. In that case, the portfolio would not earn income on the cash and the portfolio's yield would go down. If a significant amount of the portfolio's assets are used for defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

Derivatives: The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. A portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of a portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on a portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by a portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of a portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. A portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. A portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

Early Close/Late Close/Trading Halt: An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the portfolio being unable to buy or sell certain securities or derivatives. In such circumstances, the portfolio may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Emerging Markets: Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks. In addition, the risks associated with investing in emerging markets are often greater than investing in developed

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foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

Equity and Market: The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the portfolio to decrease.

Equity Securities: Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Exchange Traded Funds (“ETFs”): ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. ETFs typically seek to track an index, a commodity or a basket of assets like an index fund, but trade like a stock on an exchange. An investment in an ETF generally presents the same primary risks as an investment in a conventional portfolio (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) an active trading market for an ETF’s share may not develop or be maintained; or (iii) trading of an ETF’s share may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Fixed-Income Securities: The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

• market risk: fluctuations in market value

• interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

• prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing a portfolio to reinvest in lower yielding securities

• extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

• default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. A portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If a portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, a portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by a portfolio, or if an issuer of such a security has difficulty meeting its obligations, a portfolio may become the holder of a restructured security or of underlying assets. In that case, a portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Focused Investing: To the extent a portfolio invests in a limited number of issuers, its performance may be more volatile than portfolios that hold a greater variety of securities.

Foreign Securities: Investments in foreign securities, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

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• different accounting and reporting practices

• less information available to the public

• less (or different) regulation of securities markets

• more complex business negotiations

• less liquidity

• more fluctuations in prices

• delays in settling foreign securities transactions

• higher costs for holding shares (custodial fees)

• higher transaction costs

• vulnerability to seizure and taxes

• political or financial instability and small markets

• different market trading days

Geographic: Because a portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, a portfolio's performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically-diversified funds.

Growth Stocks: Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

Hard Assets: A portfolio is subject to risks associated with investing indirectly in hard assets, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. A portfolio's indirect investments in hard assets may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies.

High-Yield Debt Securities: High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

Hybrid Instruments: Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, commodities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose a portfolio to leverage risks or carry liquidity risks.

Increase in Expenses: Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

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Interest Rate: Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security tends to fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Inflation protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Interest Rate (Transamerica Money Market VP): The interest rates on short-term obligations held in a fund’s portfolio will vary, rising or falling with short-term interest rates generally. A portfolio's yield will tend to lag behind general changes in interest rates.

The ability of a portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

Inverse Correlation: Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

Investing Aggressively: The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

• Rights, options and futures contracts may not be exercised and may expire worthless.

• Warrants and rights may be less liquid than stocks.

• Use of futures and other derivatives may make a portfolio more volatile.

Investment Companies: To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds (“ETFs”), it bears its pro rata share of these investment companies’ expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

Leveraging: When a portfolio engages in transactions that have a leveraging effect on it, the value of the portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of a portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than a portfolio would otherwise have. A portfolio may take on leveraging risk by, among other things, engaging in derivative, when-issued, delayed-delivery, forward commitment or forward roll transactions or reverse repurchase agreements. Engaging in such transactions may cause a portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Liquidity: Liquidity risk exists when particular investments are difficult to sell. Although most of a portfolio's securities must be liquid at the time of investment, securities may become illiquid after purchase by a portfolio, particularly during periods of market turmoil. When a portfolio holds illiquid investments, a portfolio may be harder to value, especially in changing markets, and if a portfolio is forced to sell these investments to meet redemptions or for other cash needs, a portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain securities, a portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

Loans: A portfolio may invest in certain commercial loans, including loans generally known as “syndicated bank loans,” by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet a portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution’s interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect a portfolio.

Market: The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due

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to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The fund may experience a substantial or complete loss on any individual security.

Medium-Sized Companies: Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Mid Cap Securities: The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Money Market Funds: An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.

Mortgage-Related Securities: Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.

Non-Diversification: Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because a portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

Portfolio Selection: The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, quality, relative yield, value or market trends affecting a particular security, industry or sector, or about interest rates, is incorrect.

Portfolio Turnover: A portfolio may engage in a significant number of short-term transactions, which may adversely affect a portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for a portfolio. A portfolio ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income when distributed to shareholders.

Preferred Stock: Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company’s common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.

Prepayment or Call: Borrowers may pay back principal before the scheduled due date. Borrowers may find it advantageous to prepay principal due to a decline in interest rates or an excess in cash flow. Such prepayments may require the portfolio to replace a corporate loan, corporate debt security or other investment with a lower yielding security. This may adversely affect the portfolio's net asset value.

Real Estate Investment Trusts (“REITS”): Equity REITs can be affected by any changes in the value of the properties owned. A REIT’s performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

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Real Estate Securities: Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks may include, without limitation:

• declining real estate value

• risks relating to general and local economic conditions

• over-building

• increased competition for assets in local and regional markets

• increases in property taxes

• increases in operating expenses or interest rates

• change in neighborhood value or the appeal of properties to tenants

• insufficient levels of occupancy

• inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

Redemption (Transamerica Money Market VP): The portfolio may experience periods of heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the portfolio could have an adverse impact on the remaining shareholders in the portfolio. In addition, the portfolio may suspend redemptions when permitted by applicable regulations.

Repurchase Agreements: Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. If the other party to a repurchase agreement defaults on its obligation, a portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, a portfolio could lose money.

Rule 144A Securities: “Rule 144A” securities are securities that are not registered for sale to the public and thus are considered “restricted.” They may only be resold to certain qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by a portfolio could adversely affect the marketability of such security and a portfolio might be unable to dispose of such security promptly or at reasonable prices.

Short Sales: A short sale may be effected by selling a security that a portfolio does not own. In order to deliver the security to the purchaser, a portfolio borrows the security, typically from a broker-dealer or an institutional investor. A portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, a portfolio would incur a loss; conversely, if the price declines, a portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. A portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if a portfolio held only long positions. A portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected “against the box” if, at all times when the short position is open, a portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that a portfolio were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, a portfolio would forego the potential realization of the increased value of the shares sold short.

Smaller Companies: Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Small- or Medium-Sized Companies: Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies,

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generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Sovereign Debt: Sovereign debt instruments, which are debt obligations issued or guaranteed by a foreign governmental entity, are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on debt that it has issued or guaranteed, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, relationships with other lenders such as commercial banks, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or it may ask for forgiveness of interest or principal on its existing debt. On the other hand, a governmental entity may be unwilling to renegotiate the terms of its sovereign debt. There may be no established legal process for a U.S. bondholder (such as the fund) to enforce its rights against a governmental entity that does not fulfill its obligations, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Stocks: Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks a fund holds fluctuate in price, the value of your investment in a portfolio will go up and down.

Tactical Asset Allocation: The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using asset management styles, including those based on fundamental analysis or strategic asset allocation. The sub-adviser’s evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that under perform other securities.

The management process might also result in the portfolio having exposure to asset classes, countries or regions, or industries or groups of industries that underperform other management styles. In addition, the portfolio’s risk profile with respect to particular asset classes, countries and regions, and industries may change at any time based on the sub-adviser’s allocation decisions.

Tax: In order to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code, the portfolio must meet certain requirements regarding, among other things, the source of its income. Any income the portfolio derives from investments in certain hard asset ETFs, such as commodity ETFs, must be limited to a maximum of 10% of the fund’s gross income. If the portfolio fails to qualify as a RIC, the portfolio will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the portfolio's earnings and profits. If the portfolio were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the portfolio would be subject to the risks of diminished returns.

Underlying Funds or Portfolios: Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Funds” section of the fund’s prospectus identifies certain risks of each underlying portfolio.

U.S. Government Agency Obligations: Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.

Valuation: Many factors may influence the price at which the portfolio could sell any particular portfolio investment. The sales price may well differ--higher or lower--from the portfolio's last valuation, and such differences could be significant, particularly for illiquid securities, securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the portfolio may value these investments using

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more subjective methods, such as fair value methodologies. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the portfolio had not fair-valued the security or had used a different valuation methodology.

Value Investing: The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. A portfolio may underperform other equity funds that use different investing styles. A portfolio may also underperform other equity funds using the value style.

Warrants and Rights: Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

Yield (Transamerica Money Market VP): The amount of income paid to you by the portfolio will go up or down depending on day-to-day variations in short-term interest rates. When interest rates are very low, the portfolio's expenses could absorb all or a significant portion of the portfolio's income. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the portfolio's yield.

Zero Coupon Bonds – Zero coupon bonds pay no interest during the life of the obligation but trade at prices below their stated maturity value. Although these securities lock in a rate of return to maturity, they may be subject to greater fluctuations in market value than securities that pay interest periodically.

Please note that there are other factors that could adversely affect your investment in a portfolio and that could prevent the portfolio from achieving its investment objective. More information about risks appears in the Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

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SHAREHOLDER INFORMATION

Investment Adviser

Transamerica Series Trust's Board of Trustees is responsible for overseeing the management and business affairs of Transamerica Series Trust (“TST”). It oversees the operation of TST by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of TST is contained in the Statement of Additional Information (“SAI”).

Transamerica Asset Management, Inc. (“TAM”), located at 570 Carillon Parkway, St. Petersburg, FL 33716, serves as investment adviser for TST. The investment adviser hires investment sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each portfolio's sub-adviser. The investment adviser also monitors the sub-advisers’ buying and selling of portfolio securities and administration of the portfolios. For these services, TAM is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

AEGON USA Investment Management, LLC and Transamerica Investment Management, LLC are affiliates of TAM and TST.

Information contained in this prospectus may apply to portfolios of TST not offered in your policy or contract.

The portfolios may rely on an Order from the SEC (Release IC- 23379 dated August 5, 1998) that permits Transamerica Series Trust and its investment adviser, TAM, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on subadvisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

Advisory Fees

TAM receives compensation from each portfolio, calculated daily and paid monthly, based on an annual percentage of each portfolio's average daily net assets.

Advisory Fees Paid in 2009

For the fiscal year ended December 31, 2009, each portfolio paid the following advisory fee as a percentage of the portfolio's average daily net assets:

Name of Portfolio	Percentage
Transamerica AEGON High Yield Bond VP1	0.71%
Transamerica Asset Allocation – Conservative VP	0.10%
Transamerica Asset Allocation – Growth VP	0.10%
Transamerica Asset Allocation – Moderate VP	0.10%
Transamerica Asset Allocation – Moderate Growth VP	0.10%
Transamerica Balanced VP2	0.80%
Transamerica BlackRock Global Allocation VP3	0.00%
Transamerica BlackRock Large Cap Value VP4	0.78%
Transamerica BlackRock Tactical Allocation VP	0.10%
Transamerica Clarion Global Real Estate Securities VP	0.79%
Transamerica Convertible Securities VP	0.75%
Transamerica Diversified Equity VP5	0.75%
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Name of Portfolio	Percentage
Transamerica Efficient Markets VP	0.42%
Transamerica Federated Market Opportunity VP	0.75%
Transamerica Focus VP	0.80%
Transamerica Foxhall Emerging Markets/Pacific Rim VP	0.90%
Transamerica Foxhall Global Conservative VP	0.90%
Transamerica Foxhall Global Growth VP	0.90%
Transamerica Foxhall Global Hard Asset VP	0.90%
Transamerica Growth Opportunities VP	0.80%
Transamerica Hanlon Balanced VP	0.90%
Transamerica Hanlon Growth VP	0.90%
Transamerica Hanlon Growth and Income VP	0.90%
Transamerica Hanlon Managed Income VP	0.90%
Transamerica Index 35 VP	0.32%
Transamerica Index 50 VP	0.31%
Transamerica Index 75 VP	0.30%
Transamerica Index 100 VP	0.32%
Transamerica International Moderate Growth VP	0.10%
Transamerica Jennison Growth VP6	0.79%
Transamerica JPMorgan Core Bond VP	0.45%
Transamerica JPMorgan Enhanced Index VP	0.74%
Transamerica JPMorgan Mid Cap Value VP	0.83%
Transamerica MFS International Equity VP7	0.91%
Transamerica Money Market VP	0.35%
Transamerica Morgan Stanley Active International Allocation VP	0.85%
Transamerica Morgan Stanley Mid-Cap Growth VP	0.80%
Transamerica Multi Managed Large Cap Core VP	0.75%
Transamerica PIMCO Total Return VP	0.63%
Transamerica ProFund UltraBear VP	0.85%
Transamerica Small/Mid Cap Value VP	0.80%
Transamerica T. Rowe Price Small Cap VP	0.75%
Transamerica Third Avenue Value VP	0.80%
Transamerica U.S. Government Securities VP	0.55%
Transamerica WMC Diversified Growth VP	0.72%
Transamerica WMC Diversified Growth II VP	0.30%

1 Effective November 20, 2009, the advisory fee for the portfolio is 0.64% of the first $750 million of average daily net assets; and 0.60% of average daily net assets in excess of $750 million. Prior to November 20, 2009, the advisory fee for the portfolio was 0.715% of the first $250 million of average daily net assets; 0.71% of average daily net assets over $250 million up to $750 million; 0.68% of average daily net assets over $750 million up to $1 billion; and 0.67% of average daily net assets in excess of $1 billion.

2 Effective April 30, 2010, the advisory fee for the portfolio is 0.75% of the first $500 million of average daily net assets; 0.65% of average daily net assets over $500 million up to $1 billion; and 0.60% of average daily net assets in excess of $1 billion. Prior to that time, the advisory fee for the portfolio was 0.80% of the first $250 million of average daily net assets; 0.75% of average daily net assets over $250 million up to $500 million; 0.70% of average daily net assets over $500 million up to $1.5 billion; and 0.625% of average daily net assets in excess of $1.5 billion.

3 TAM currently waives its investment advisory fee.

4 Effective November 20, 2009, the advisory fee for the portfolio is 0.80% of the first $250 million of average daily net assets; 0.775% of average daily net assets over $250 million up to $750 million; 0.75% of average daily net assets over $750 million up to $1 billion; 0.65% of average daily net assets over $1 billion up to $2 billion; and 0.625% of average daily net assets in excess of $2 billion. Prior to November 20, 2009, the advisory fee for the portfolio was 0.80% of the first $250 million of average daily net assets; 0.775% of average daily net assets over $250 million up to $750 million; and 0.75% of average daily net assets in excess of $750 million.

5 Effective April 30, 2010, the advisory fee for the portfolio is 0.73% of the first $500 million of average daily net assets; 0.70% of average daily net assets over $500 million up to $2.5 billion; and 0.65% of average daily net assets in excess of $2.5 billion. Prior to that time, the advisory fee for the portfolio was 0.75% of the first $500 million of average daily net assets; 0.725% of average daily net assets over $500 million up to $1.5 billion; and 0.70% of average daily net assets in excess of $1.5 billion.

6 Effective April 30, 2010, the advisory fee for the portfolio is 0.80% of the first $250 million of average daily net assets; 0.75% of average daily net assets over $250 million up to $500 million; 0.70% of average daily net assets over $500 million up to $1 billion; and 0.60% of average daily net assets in excess of $1 billion. Prior to that time, the advisory fee for the portfolio was 0.80% of the first $250 million of average daily net assets; 0.775% of average daily net assets over $250 million up to $500 million; 0.70% of average daily net assets over $500 million up to $1 billion; 0.675% of average daily net assets over $1 billion up to $1.5 billion; and 0.65% of average daily net assets in excess of $1.5 billion.

7 Effective August 1, 2009, the advisory fee for the portfolio is 0.90% of the first $250 million of average daily net assets; 0.875% of average daily net assets over $250 million up to $500 million; 0.85% of average daily net assets over $500 million up to $1 billion; and 0.80% of average daily net assets in excess of $1 billion. Prior to August 1, 2009, the advisory fee for the portfolio was 0.925% of the first $250 million of average daily net assets; 0.90% of average daily net assets over $250 million up to $500 million; 0.85% of average daily net assets over $500 million up to $1 billion; and 0.80% of average daily net assets in excess of $1 billion.

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A discussion regarding the Board of Trustees’ approval of the advisory arrangements for Transamerica AEGON High Yield Bond VP, Transamerica Focus VP, Transamerica Foxhall Emerging Markets/Pacific Rim VP, Transamerica Foxhall Global Conservative VP, Transamerica Foxhall Global Growth VP, Transamerica Foxhall Global Hard Asset VP, Transamerica Index 35 VP, and Transamerica Index 100 VP is available in each portfolio's annual report for the fiscal year ended December 31, 2009. A discussion regarding the Board of Trustees’ approval for each of the other portfolios, except Transamerica Diversified Equity VP, Transamerica Efficient Markets VP, Transamerica WMC Diversified Growth VP and Transamerica WMC Diversified Growth II VP, is available in each portfolio’s semi-annual report for the fiscal period ended June 30, 2009. A discussion regarding the Board of Trustees’ approval for those portfolios will be available in each portfolio’s semi-annual report for the fiscal period ending June 30, 2010.

Portfolio Construction Manager

Morningstar Associates, LLC (“Morningstar”), 22 West Washington Street, Chicago, IL 60602, is the portfolio construction manager for the portfolios listed below.

Transamerica Asset Allocation – Conservative VP

Transamerica Asset Allocation – Growth VP

Transamerica Asset Allocation – Moderate Growth VP

Transamerica Asset Allocation – Moderate VP

Transamerica International Moderate Growth VP

Pursuant to an Asset Allocation Management Agreement between TAM and Morningstar, the portfolio construction manager will make the portfolios’ investment decisions, determine what portion of each asset allocation portfolio should be in the underlying portfolios and what portion, if any, should be held in U.S. Government securities, short-term commercial paper or other assets such as cash.

Portfolio Construction Manager Compensation

For the fiscal year ended December 31, 2009, the portfolio construction manager received the following fees as a percentage of a portfolio’s average daily net assets:

Transamerica Asset Allocation – Conservative VP 0.10%

Transamerica Asset Allocation – Growth VP 0.10%

Transamerica Asset Allocation – Moderate Growth VP 0.10%

Transamerica Asset Allocation – Moderate VP 0.10%

Transamerica International Moderate Growth VP 0.10%

Portfolio Construction Team

Each of the above listed portfolios are managed by a portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. The SAI provides additional information about the portfolio construction team’s compensation, other accounts managed by the portfolio construction team, and the portfolio construction team’s ownership in each portfolio.

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jon Hale, CFA/2006	Co-Portfolio Manager	Morningstar	Senior Consultant
Maciej Kowara, CFA/2006	Co-Portfolio Manager	Morningstar	Research & Development Consultant
Jeff McConnell, CFA/2006	Co-Portfolio Manager	Morningstar	Senior Consultant
Michael Stout, CFA/2006	Co-Portfolio Manager	Morningstar	Senior Consultant
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Sub-Advisers

The name and address of the sub-advisers are listed below. Pursuant to Investment Sub-advisory Agreements between TAM and each sub-adviser on behalf of the respective portfolios, each sub-adviser shall make investment decisions, buy and sell securities for the portfolios, conduct research that leads to these purchase and sale decisions, and pay broker-dealers a commission for these trades (which can include payments for research and brokerage services).

The sub-advisers listed below receive compensation, calculated daily and paid monthly, from TAM. For the fiscal year ended December 31, 2009, the sub-advisers received the following sub-advisory fees as a percentage of a portfolio's average daily net assets:

Portfolio	Sub-Advisory Fee	Name and Address of Sub-Adviser
Transamerica AEGON High Yield Bond VP1 Transamerica Efficient Markets VP Transamerica Index 35 VP Transamerica Index 50 VP Transamerica Index 75 VP Transamerica Index 100 VP	0.25% 0.12% 0.12% 0.11% 0.10% 0.12%	AEGON USA Investment Management, LLC (“AUIM”) 4333 Edgewood Road NE Cedar Rapids, IA 52499
Transamerica BlackRock Tactical Allocation VP	0.10%	BlackRock Financial Management, Inc. (“BlackRock”) 55 East 52nd Street New York, NY 10055
Transamerica BlackRock Large Cap Value VP2	0.32%	BlackRock Investment Management, LLC (“BlackRock”) 800 Scudders Mill Road Plainsboro, NJ 08536
Transamerica Clarion Global Real Estate Securities VP	0.39%	ING Clarion Real Estate Securities, LLC (“Clarion”) 201 King of Prussia Road Suite 600 Radnor, PA 19087
Transamerica Federated Market Opportunity VP	0.28%	Federated Equity Management Company of Pennsylvania (“Federated”) 1001 Liberty Avenue Pittsburgh, PA 15222
Transamerica Foxhall Emerging Markets/Pacific Rim VP Transamerica Foxhall Global Conservative VP Transamerica Foxhall Global Growth VP Transamerica Foxhall Global Hard Asset VP	0.45% 0.45% 0.45% 0.45%	Foxhall Capital Management, Inc. (“Foxhall”) 35 Old Tavern Road 2nd Floor Orange, CT 06477
Transamerica Hanlon Balanced VP Transamerica Hanlon Growth VP Transamerica Hanlon Growth and Income VP Transamerica Hanlon Managed Income VP	0.45% 0.45% 0.45% 0.45%	Hanlon Investment Management, Inc. (“Hanlon”) 3393 Bargaintown Road, Suite 200 Egg Harbor Township, NJ 08234
Transamerica Jennison Growth VP	0.35%	Jennison Associates LLC (“Jennison”) 466 Lexington Avenue New York, NY 10017
Transamerica JPMorgan Core Bond VP Transamerica JPMorgan Enhanced Index VP Transamerica JPMorgan Mid Cap Value VP	0.20% 0.30% 0.40%	J.P. Morgan Investment Management Inc. (“JPMorgan”) 245 Park Avenue New York, NY 10167
Transamerica MFS International Equity VP3	0.45%	MFS® Investment Management (“MFS”) 500 Boylston Street Boston, MA 02116
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Portfolio	Sub-Advisory Fee	Name and Address of Sub-Adviser
Transamerica Morgan Stanley Active International Allocation VP Transamerica Multi Managed Large Cap Core VP	0.45% 0.30%	Morgan Stanley Investment Management Inc. (“MSIM”) 522 Fifth Avenue New York, NY 10036
Transamerica Morgan Stanley Mid-Cap Growth VP	0.40%	Van Kampen Asset Management (“VKAM”) 522 Fifth Avenue New York, NY 10036
Transamerica PIMCO Total Return VP4	0.25%	Pacific Investment Management Company LLC (“PIMCO”) 840 Newport Center Drive Newport Beach, CA 92660
Transamerica ProFund UltraBear VP	0.40%	ProFund Advisors LLC 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814
Transamerica Third Avenue Value VP	0.40%	Third Avenue Management LLC (“Third Avenue”) 622 Third Avenue 32nd Floor New York, NY 10017

Transamerica Balanced VP

Transamerica Convertible Securities VP

Transamerica Diversified Equity VP5

Transamerica Focus VP

Transamerica Growth Opportunities VP

Transamerica Money Market VP

Transamerica Small/Mid Cap Value VP

Transamerica U.S. Government

Securities VP

	0.35% 0.35% 0.31% 0.41% 0.37% 0.15% 0.38% 0.15%	Transamerica Investment Management, LLC (“TIM”) 11111 Santa Monica Boulevard Suite 820 Los Angeles, CA 90025
Transamerica T. Rowe Price Small Cap VP	0.35%	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202
Transamerica WMC Diversified Growth VP6 Transamerica WMC Diversified Growth II VP7	0.31% 0.30%	Wellington Management Company, LLP (“Wellington Management”) 75 State Street Boston, MA 02109

1 Includes fees paid to the portfolio’s previous sub-adviser. Effective November 20, 2009, the sub-advisory fee for the portfolio was 0.28% of the first $400 million of average daily net assets; 0.25% of average daily net assets over $400 million up to $750 million; and 0.20% of average daily net assets in excess of $750 million. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica AEGON High Yield Bond, a series of Transamerica Funds, also managed by the sub-adviser. Prior to November 20, 2009, the sub-advisory fee for the portfolio was 0.315% of the first $250 million of average daily net assets; 0.30% of average daily net assets over $250 million up to $750 million; 0.27% of average daily net assets over $750 million up to $1 billion; and 0.25% of average daily net assets in excess of $1 billion.

2 Effective November 20, 2009, the sub-advisory fee for the portfolio is 0.35% of the first $250 million of average daily net assets; 0.325% of average daily net assets over $250 million up to $750 million; 0.30% of average daily net assets over $750 million up to $1 billion; and 0.25% of average daily net assets in excess of $1 billion. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica BlackRock Large Cap Value, a series of Transamerica Funds, also managed by the sub-adviser. Prior to November 20, 2009, the sub-advisory fee for the portfolio was 0.35% of the first $250 million of average daily net assets; 0.325% of average daily net assets over $250 million up to $750 million; and 0.30% of average daily net in excess of $750 million.

3 Effective August 1, 2009, the sub-advisory fee for the portfolio is 0.45% of the first $250 million of average daily net assets; 0.425% of average daily net assets over $250 million up to $500 million; 0.40% of average daily net assets over $500 million up to $1 billion; and 0.375% of average daily net assets in excess of $1 billion. Prior to August 1, 2009, the sub-advisory fee for the portfolio was 0.475% of the first $500 million of average daily net assets; 0.45% of average daily net assets over $500 million up to $1 billion; and 0.40% of average daily net assets in excess of $1 billion.

4 Effective July 1, 2009, the sub-advisory fee for the portfolio is 0.25% of the first $1 billion of average daily net assets; and 0.225% of average daily net assets over $1 billion, only when PIMCO sub-advised assets exceed $3 billion on an aggregate basis. For the purpose of determining the $3 billion aggregate assets, the average daily net assets will be determined on a combined basis with Transamerica PIMCO Total Return VP, Transamerica PIMCO Total Return, and Transamerica PIMCO Real Return TIPS. If aggregate assets exceed $3 billion, then the calculation of sub-advisory fees will be based on the combined average daily net assets of Transamerica PIMCO Total Return VP and Transamerica PIMCO Total Return. Prior to July 1, 2009, the sub-advisory fee for the portfolio was 0.25% of average daily net assets.

5 Fees were paid to the portfolio’s previous sub-adviser. Effective May 1, 2010, the sub-advisory fee for the portfolio is 0.35% of the first $500 million of average daily net assets; 0.30% of average daily net assets over $500 million up to $2.5 billion; and 0.25% of average daily net in excess of $2.5 billion, less 50% of any amount reimbursed pursuant to the portfolio’s expense limitation. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Diversified Equity, a series of Transamerica Funds, also managed by the sub-adviser. Prior to May 1, 2010, the co-sub-advisory fee for the portfolio was 0.31% of the first $500 million of average daily net assets; 0.275% of average daily net assets over $500 million up to $1.5 billion; and 0.28% of average daily net in excess of $1.5 billion. A portion of the sub-advisory fee was paid to a prior co-manager based on their portion of managed assets as follows: 0.40% of the first $500 million of average daily net assets; 0.375% of average daily net assets over $500 million up to $1.5 billion; and 0.35% of average daily net assets in excess of $1.5 billion.

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6  Fees were paid to the portfolio’s previous sub-adviser. Effective April 9, 2010, the sub-advisory fee for the portfolio is 0.28% of the first $2 billion of average daily net assets; 0.25% of average daily net assets over $2 billion up to $5 billion; and 0.225% of average daily net assets in excess $5 billion. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica WMC Diversified Growth, Transamerica WMC Diversified Growth VP, Transamerica WMC Diversified Growth II VP and the portion of the assets of the Transamerica Partners Large Growth Portfolio that are sub-advised by Wellington Management. Prior to April 9, 2010, the sub-advisory fee for the portfolio was 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion.

7 Fees were paid to the portfolio’s previous sub-adviser. Effective April 9, 2010, the sub-advisory fee for the portfolio is 0.28% of the first $2 billion of average daily net assets; 0.25% of average daily net assets over $2 billion up to $5 billion; and 0.225% of average daily net assets in excess $5 billion. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica WMC Diversified Growth, Transamerica WMC Diversified Growth VP, Transamerica WMC Diversified Growth II VP and the portion of the assets of the Transamerica Partners Large Growth Portfolio that are sub-advised by Wellington Management. Prior to April 9, 2010, the sub-advisory fee for the portfolio was 0.30% of the portfolio’s average daily net assets.

Portfolio Manager(s)

The following portfolios are managed by portfolio manager(s). The SAI provides additional information about the portfolio manager(s)’ compensation, other accounts managed by the portfolio manager(s), and the portfolio manager(s)’ ownership in each portfolio.

Transamerica AEGON High Yield Bond VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Bradley J. Beman, CFA, CPA/2009	Portfolio Manager	AUIM	Senior Vice President, Director – High Yield
Kevin Bakker, CFA/2009	Portfolio Manager	AUIM	High Yield Portfolio Manager
Benjamin D. Miller, CFA/2009	Portfolio Manager	AUIM	High Yield Portfolio Manager

Transamerica Balanced VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Kirk J. Kim/2008	Portfolio Manager (Lead-Equity)	TIM	Principal, Deputy Chief Investment Officer, Portfolio Manager
John D. Lawrence, CFA/2009	Portfolio Manager (Co-Equity)	TIM	Principal, Portfolio Manager
Gary U. Rollé, CFA/1994	Portfolio Manager (Co-Equity)*	TIM	Principal, Managing Director, Chief Executive Officer, Chief Investment Officer
Greg D. Haendel, CFA/2008	Portfolio Manager (Lead-Fixed)	TIM	Principal, Portfolio Manager
Derek S. Brown, CFA/2008	Portfolio Manager (Co-Fixed)	TIM	Principal, Director of Fixed Income, Portfolio Manager
Brian W. Westhoff, CFA/2008	Portfolio Manager (Co-Fixed)	TIM	Principal, Portfolio Manager

* Mr. Rollé will be a co-portfolio manager through June 30, 2010. In July he will no longer have official portfolio management responsibilities, but he will continue in the capacity of advisory consultant until the end of 2010.

Transamerica BlackRock Global Allocation VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Dennis Stattman/2009	Senior Portfolio Manager	BlackRock	Managing Director
Dan Chamby/2009	Associate Portfolio Manager	BlackRock	Managing Director
Romualdo Roldan/2009	Associate Portfolio Manager	BlackRock	Managing Director

Transamerica BlackRock Large Cap Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Robert C. Doll, Jr., CFA/2004	Senior Portfolio Manager	BlackRock	Vice Chairman, Chief Equity Strategist
Daniel Hanson, CFA/2008	Associate Portfolio Manager	BlackRock	Managing Director
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Transamerica BlackRock Tactical Allocation VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Phil Green/2009	Managing Director	BlackRock	Lead Portfolio Manager, Portfolio Co-Manager
Michael Huebsch/2009	Managing Director	BlackRock	Lead Portfolio Manager

Transamerica Clarion Global Real Estate Securities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Steven D. Burton, CFA/2002	Portfolio Manager	Clarion	Managing Director
T. Ritson Ferguson, CFA/2002	Portfolio Manager	Clarion	Chief Investment Officer
Joseph P. Smith, CFA/2002	Portfolio Manager	Clarion	Managing Director

Transamerica Convertible Securities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Kirk J. Kim/2002	Portfolio Manager (Lead)	TIM	Principal, Deputy Chief Investment Officer, Portfolio Manager
Peter O. Lopez/2002	Portfolio Manager (Co)	TIM	Principal, President, Director of Research, Portfolio Manager

Transamerica Diversified Equity VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Edward S. Han/2010	Portfolio Manager (Lead)	TIM	Principal, Portfolio Manager
Gary U. Rollé, CFA/2009	Portfolio Manager (Co)*	TIM	Principal, Managing Director, Chief Executive Officer, Chief Investment Officer
Peter O. Lopez/2009	Portfolio Manager (Co)	TIM	Principal, President, Director of Research, Portfolio Manager

* Mr. Rollé will be a co-portfolio manager through June 30, 2010. In July he will no longer have official portfolio management responsibilities, but he will continue in the capacity of advisory consultant until the end of 2010.

Transamerica Efficient Markets VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2008	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Federated Market Opportunity VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Steven J. Lehman, CFA/1994	Senior Portfolio Manager	Federated	Vice President and Senior Vice President
Dana L. Meissner, CFA/2009	Portfolio Manager	Federated	Vice President and Senior Investment Analyst
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Transamerica Focus VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Edward S. Han/2009	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager
Kirk J. Kim/2009	Portfolio Manager (Co)	TIM	Principal, Deputy Chief Investment Officer, Portfolio Manager
Joshua D. Shaskan, CFA/2009	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager

Transamerica Foxhall Emerging Markets/Pacific Rim VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Foxhall Global Conservative VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Foxhall Global Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Foxhall Global Hard Asset VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Growth Opportunities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Edward S. Han/2005	Portfolio Manager (Lead)	TIM	Principal, Portfolio Manager
John J. Huber, CFA/2005	Portfolio Manager (Lead)	TIM	Principal, Director of Equity
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Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Process and Risk Management, Portfolio Manager

Transamerica Hanlon Balanced VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Hanlon Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Hanlon Growth and Income VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Hanlon Managed Income VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Index 35 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2009	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Index 50 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2008	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Index 75 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2008	Portfolio Manager	AUIM	Senior Vice President and
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Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Senior Portfolio Manager

Transamerica Index 100 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2009	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Jennison Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Michael A. Del Balso/2009	Portfolio Manager	Jennison	Managing Director and Director of Research for Growth Equity
Kathleen A. McCarragher/2000	Portfolio Manager	Jennison	Managing Director and Head of Growth Equity
Spiros “Sig” Segalas/2009	Portfolio Manager	Jennison	Director, President and Chief Investment Officer

Transamerica JPMorgan Core Bond VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Douglas S. Swanson/2007	Portfolio Manager	JPMorgan	Managing Director and Portfolio Manager

Transamerica JPMorgan Enhanced Index VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Terance Chen/1997	Vice President	JPMorgan	Portfolio Manager
Raffaele Zingone/1997	Portfolio Manager	JPMorgan	Portfolio Manager

Transamerica JPMorgan Mid Cap Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jonathan K.L. Simon/2004	Portfolio Manager	JPMorgan	Portfolio Manager and Chief Investment Officer (US Value)
Lawrence Playford, CFA/2004	Portfolio Manager	JPMorgan	Vice President and Research Analyst
Gloria Fu, CFA/2006	Portfolio Manager	JPMorgan	Vice President and Research Analyst

Transamerica MFS International Equity VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Daniel Ling/2009	Portfolio Manager	MFS	Investment Officer, Investment Manager, Lion Capital Management, Singapore
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Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Marcus L. Smith/2006	Portfolio Manager	MFS	Investment Officer

Transamerica Morgan Stanley Active International Allocation VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Ann D. Thivierge/2002	Portfolio Manager	MSIM	Managing Director

Transamerica Morgan Stanley Mid-Cap Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Dennis P. Lynch/2002	Lead Portfolio Manager	VKAM	Managing Director
David S. Cohen/2002	Portfolio Manager	VKAM	Managing Director
Sam G. Chainani/2004	Portfolio Manager	VKAM	Managing Director
Alexander T. Norton/2005	Portfolio Manager	VKAM	Executive Director
Jason C. Yeung/2007	Portfolio Manager	VKAM	Executive Director
Armistead B. Nash/2008	Portfolio Manager	VKAM	Executive Director

Transamerica Multi Managed Large Cap Core VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Dennis P. Lynch/2002	Lead Portfolio Manager	MSIM	Managing Director
David S. Cohen/2002	Portfolio Manager	MSIM	Managing Director
Sam G. Chainani/2004	Portfolio Manager	MSIM	Managing Director
Alexander T. Norton/2005	Portfolio Manager	MSIM	Executive Director
Jason C. Yeung/2007	Portfolio Manager	MSIM	Executive Director
Armistead B. Nash/2008	Portfolio Manager	MSIM	Executive Director
Kevin Holt/2004	Co-Lead Portfolio Manager	MSIM	Managing Director
Jason Leder/2004	Co-Lead Portfolio Manager	MSIM	Managing Director
Devin Armstrong/2007	Portfolio Manager	MSIM	Executive Director
James Warwick/2007	Portfolio Manager	MSIM	Executive Director

Transamerica PIMCO Total Return VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Chris P. Dialynas/2008	Portfolio Manager	PIMCO	Managing Director

Transamerica ProFund UltraBear VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Todd B. Johnson/2009	Lead Portfolio Manager	ProFund Advisors	Chief Investment Officer
Howard S.Rubin/2009	Portfolio Manager	ProFund Advisors	Director, Portfolio Manager
Robert M. Parker/2009	Portfolio Manager	ProFund Advisors	Senior Portfolio Manager
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Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Transamerica Small/Mid Cap Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeffrey J. Hoo, CFA/2008	Portfolio Manager (Lead)	TIM	Principal, Portfolio Manager
Joshua D. Shaskan, CFA/2008	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager
Thomas E. Larkin, III/2008	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager, Senior Securities Analyst

Transamerica T. Rowe Price Small Cap VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sudhir Nanda, CFA/2006	Portfolio Manager	T. Rowe Price	Vice President and Portfolio Chairman

Transamerica Third Avenue Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Curtis R. Jensen/1998	Co-Portfolio Manager	Third Avenue	Co-Chief Investment Officer
Yang Lie/2008	Co-Portfolio Manager	Third Avenue	Director of Research
Kathleen K. Crawford/2007	Assistant Portfolio Manager	Third Avenue	Research Analyst

Transamerica U.S. Government Securities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Derek S. Brown, CFA/2005	Portfolio Manager (Lead)	TIM	Principal, Director of Fixed Income, Portfolio Manager
Greg D. Haendel, CFA/2003	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager

Transamerica WMC Diversified Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul E. Marrkand, CFA/2010	Portfolio Manager	Wellington Management	Senior Vice President and Equity Portfolio Manager

Transamerica WMC Diversified Growth II VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul E. Marrkand, CFA/2010	Portfolio Manager	Wellington Management	Senior Vice President and Equity Portfolio Manager
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Disclosure of Portfolio Holdings: A detailed description of the portfolios' policies and procedures with respect to the disclosure of the portfolios' securities is available in the SAI. The portfolios publish all holdings on the website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

Prior Performance for Similar Accounts

Wellington Management - Transamerica WMC Diversified Growth VP and Transamerica WMC Diversified Growth II VP (the “WMC Portfolios”). The performance information shown below represents a composite of the prior performance of certain discretionary accounts (the “Other Accounts”) managed by Wellington Management with substantially similar investment objectives, policies and strategies as the WMC Portfolios. Wellington Management has prepared the historical performance shown for the composite in compliance with the Global Investment Performance Standards. This methodology differs from the guidelines of the Securities and Exchange Commission for calculating performance of mutual funds.

The WMC Portfolios’ actual performance may vary significantly from the past performance of the composite. Differences in asset size and cash flows may result in different security selections, differences in relative weightings of securities or differences in prices paid for particular portfolio holdings. In addition, the Other Accounts were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite.

The composite performance presented below is shown on both a gross and net basis. The net performance results have been adjusted to reflect the operating expenses of Initial and Service Class shares of Transamerica WMC Diversified Growth VP.

The composite performance is not that of the WMC Portfolios, should not be interpreted as indicative of the WMC Portfolios’ future performance, and should not be considered a substitute for the WMC Portfolios’ performance.

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Year-by-Year Total Return as of 12/31 each year (%)

The composite performance in the bar chart below is shown on a gross basis and net of the operating expenses of Transamerica WMC Diversified Growth VP Initial Class shares.

The composite performance in the bar chart below is shown on a gross basis and net of the operating expenses of Transamerica WMC Diversified Growth VP Service Class shares.

Average Annual Total Returns for the period ended 12/31/09

	1 year	5 years	10 years
Wellington Management Diversified Growth Composite (gross of expenses)	38.91%	4.34%	1.13%
Wellington Management Diversified Growth Composite (net of expenses of Transamerica WMC Diversified Growth VP Initial Class shares)	37.84%	3.52%	0.34%
Wellington Management Diversified Growth Composite (net of expenses of Transamerica WMC Diversified Growth VP Service Class shares)	37.51%	3.26%	0.09%
Russell 1000® Growth Index	37.21%	1.63%	-3.99%
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OTHER INFORMATION

Share Classes

TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2011. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

Purchase and Redemption of Shares

Shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York and Monumental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (“NAV”) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust’s distributor (or other agent) of a purchase order or receipt of a redemption request.

Valuation of Shares

The NAV of all portfolios is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Purchase orders for shares of the TST asset allocation portfolios that are received in good order and accepted before the close of business on the NYSE receive the NAV determined as of the close of the NYSE that day. For direct purchases, corresponding orders for shares of the underlying constituent portfolios are priced on the same day that orders for shares of the asset allocation portfolios are received and accepted. For purchases of shares of the TST asset allocation portfolios through the National Securities Clearing Corporation (“NSCC”), orders for shares of the underlying constituent portfolios will be placed after the receipt and acceptance of the settled purchase order for shares of the asset allocation portfolios.

How NAV Is Calculated

The NAV of each portfolio (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios’ securities for the purposes of determining the portfolios’ NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may

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be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that the portfolio uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end portfolios (other than ETF shares) are generally valued at the net asset value per share reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the portfolios’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV per share.

Market Timing/Excessive Trading

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. As money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares may disrupt portfolio management, hurt portfolio performance and drive portfolio expenses higher. For example, a portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.

Transamerica Series Trust’s Board of Trustees has approved policies and procedures that are designed to discourage market timing or excessive trading which include limitations on the number of transactions in portfolio shares. If you intend to engage in such practices, we request that you do not purchase shares of any of the portfolios. Each portfolio reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the portfolio reasonably believes to be in connection with market timing or excessive trading.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios’ policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it

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reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a “contract owner”) or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and excessive short-term trading, the portfolios cannot always recognize or detect such trading. The Trust’s distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries’ ability to deter such activity may be limited by operational and information systems. Due to the risk that the portfolios and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an asset allocation portfolio in furtherance of a portfolio’s objective are not considered to be market timing or disruptive trading.

Investment Policy Changes

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name will provide its shareholders with at least 60 days’ prior written notice before making changes to such policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.

Unless expressly designated as fundamental, all policies and procedures of the portfolios, including their investment objectives, may be changed at any time by the Board of Trustees without shareholder approval. The investment strategies employed by a portfolio may also be changed without shareholder approval.

To the extent authorized by law, Transamerica Series Trust and each of the portfolios reserve the right to discontinue offering shares at any time, to merge or liquidate a class of shares or to cease operations entirely.

Asset Allocation Funds

The asset allocation portfolios, Transamerica Asset Allocation – Conservative VP, Transamerica Asset Allocation – Growth VP, Transamerica Asset Allocation – Moderate Growth VP, Transamerica Asset Allocation – Moderate VP and Transamerica International Moderate Growth VP, as well as Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Multi-Manager International Portfolio and Transamerica Multi-Manager Alternative Strategies Portfolio, each separate series of Transamerica Funds, may own a significant portion of the shares of a TST portfolio. Transactions by the asset allocation portfolios may be disruptive to the management of an underlying portfolio.

Dividends and Distributions

Each portfolio intends to distribute annually substantially all of its net investment income, if any. Dividends of Transamerica Money Market VP are declared daily and distributed monthly. Capital gain distributions are typically declared and distributed annually, if any. Dividends and distributions are paid on the business day following the ex-dividend date, and will be reinvested in additional shares unless you elect to take your dividends in cash. Distributions of short-term capital gains are included as distributions of net investment income.

Taxes

Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify for each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). As a regulated investment company, a portfolio generally will not be subject to federal income tax on the taxable income that it distributes. Taxable income consists generally of net investment income and any capital gains. It is each portfolio’s intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance policies and annuity contracts. Certain separate accounts are required to meet diversification requirements under Section 817(h) of the Code and the regulations thereunder in order for insurance policies and annuity contracts funded by those separate accounts to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and is

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owned only by separate accounts and certain other qualified investors (including the asset allocation portfolios offered in this prospectus if they are owned only by separate accounts and certain other qualified investors), the separate accounts invested in that portfolio will be allowed to look through to the portfolio’s investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirements under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the insurance policies and annuity contracts invested in that portfolio could become currently taxable to the owners of the policies and contracts, and income for prior periods with respect to the policies and contracts could also be taxable in the year in which that failure occurs.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see “Federal Income Tax Considerations” included in the respective prospectuses for the policies and contracts.

Distribution and Service Plans

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (“TCI”), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class and up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2011. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

Other Distribution and Service Arrangements

The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York and Monumental Life Insurance Company (together, the “Transamerica Insurance Companies”), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of Western Reserve and is affiliated with the other Transamerica Insurance Companies, and TAM’s business profits (from managing the portfolios) may directly benefit Western Reserve and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios’ shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies, TCI, and/or other portfolio sub-advisers, directly or through TCI, out of their past profits and other available sources, provide cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries as a means to promote the distribution and wholesaling of variable contracts (and thus, indirectly, the portfolios’ shares). In certain cases, these payments may be significant. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial and may be substantial to any given recipient. Revenue sharing arrangements are separately negotiated. Revenue sharing is not an expense of the portfolios, is not reflected in the fees and expenses sections of this prospectus and does not change the price paid by investors for the purchase of a portfolio’s shares or the amount received by an investor as proceeds from the redemption of portfolio shares. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

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Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit TAM, TCI and their affiliates to the extent the payments result in more assets being invested in the portfolios on which fees are being charged.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentives for the insurers and other financial intermediaries to make the TST portfolios’ shares available to current or prospective variable contract owners to the detriment of other potential investment options.

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LIST AND DESCRIPTION OF CERTAIN UNDERLYING PORTFOLIOS

This section lists and describes the underlying portfolios in which some or all of the asset allocation portfolios may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Further information about certain underlying portfolios of TST and certain underlying funds of Transamerica Funds is contained in those underlying funds’/portfolios’ prospectuses, available at www.transamericafunds.com.

TST UNDERLYING PORTFOLIOS:

Fund Name	Transamerica Asset Allocation – Conservative VP	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica AEGON High Yield Bond VP	X		X	X
Transamerica Balanced VP	X	X	X	X
Transamerica BlackRock Large Cap Value VP	X	X	X	X		X
Transamerica Clarion Global Real Estate Securities VP	X	X	X	X	X
Transamerica Convertible Securities VP	X	X	X	X		X
Transamerica Diversified Equity VP	X	X	X	X		X
Transamerica Federated Market Opportunity VP	X	X	X	X	X
Transamerica Focus VP	X	X	X	X
Transamerica Growth Opportunities VP	X	X	X	X		X
Transamerica Jennison Growth VP	X	X	X	X		X
Transamerica JPMorgan Core Bond VP	X		X	X	X	X
Transamerica JPMorgan Enhanced Index VP	X	X	X	X		X
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Fund Name	Transamerica Asset Allocation – Conservative VP	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica JPMorgan Mid Cap Value VP	X	X	X	X		X
Transamerica MFS International Equity VP						X
Transamerica Money Market VP	X	X	X	X	X	X
Transamerica Morgan Stanley Active International Allocation VP	X	X	X	X	X
Transamerica Morgan Stanley Mid-Cap Growth VP						X
Transamerica Multi Managed Large Cap Core VP	X	X	X	X
Transamerica PIMCO Total Return VP	X		X	X	X	X
Transamerica Small/Mid Cap Value VP	X	X	X	X
Transamerica T. Rowe Price Small Cap VP	X	X	X	X
Transamerica Third Avenue Value VP						X
Transamerica U.S. Government Securities VP	X		X	X	X	X
Transamerica WMC Diversified Growth VP	X	X	X	X		X

• Transamerica AEGON High Yield Bond VP seeks a high level of current income by investing in high-yield debt securities. The portfolio invests at least 80% of its net assets in a portfolio of high-yield/high-risk bonds (commonly known as “junk bonds”). These junk bonds are high risk debt securities rated in medium or lower categories. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; credit; fixed-income securities; high-yield debt securities; increase in expenses; liquidity; market; portfolio selection; and valuation.

• Transamerica Balanced VP seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by

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companies of all sizes. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; credit; currency; derivatives; fixed-income securities; foreign securities; growth stocks; high-yield debt securities; increase in expenses; liquidity; market; mortgage-related securities; portfolio selection; small- or medium-sized companies; stocks; and valuation.

• Transamerica BlackRock Large Cap Value VP seeks long-term capital growth by investing primarily in equity securities of large cap companies. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies that, at the time of purchase, have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Value Index. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; fixed-income securities; foreign securities; increase in expenses; liquidity; market; portfolio selection; preferred stock; stocks; value investing; and U.S. government agency obligations.

• Transamerica Clarion Global Real Estate Securities VP seeks long-term total return from investments primarily in equity securities of real estate companies. The portfolio’s portfolio will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; fixed-income securities; foreign securities; increase in expenses; market; mortgage-related securities; non-diversification; portfolio selection; portfolio turnover; real estate securities; REITs; small- or medium-sized companies; and stocks.

• Transamerica Convertible Securities VP seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. The principal risks of investing in this underlying portfolio are: active trading; cash management and defensive investing; convertible securities; currency; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; portfolio selection; repurchase agreements; and stocks.

• Transamerica Diversified Equity VP seeks to maximize capital appreciation by investing at least 80% of its assets in equity securities. The portfolio’s sub-adviser uses a “bottom-up” approach to investing, and constructs the portfolio one company at a time. The portfolio may invest in securities of all sizes; generally, however, the portfolio invests in securities of companies whose market capitalization is greater than $500 million. The portfolio may also invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; focused investing; foreign securities; growth stocks; increase in expenses; market; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica Federated Market Opportunity VP seeks absolute (positive) returns with low correlation to the U.S. equity market by investing, under normal conditions, in domestic and foreign securities that the fund’s sub-adviser deems to be undervalued or out-of-favor. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; commodities; convertible securities; country, sector or industry focus; currency; currency hedging; derivatives; emerging markets; exchange-traded funds; fixed-income securities; foreign securities; high-yield debt securities; hybrid instruments; increase in expenses; investment companies; leveraging; liquidity; market; portfolio selection; portfolio turnover; REITs; short sales; stocks; tax; and value investing.

• Transamerica Focus VP seeks to maximize long-term growth by investing primarily in domestic equity securities that, in the portfolio’s sub-adviser’s opinion, are trading at a material discount to intrinsic value. The portfolio will generally invest in domestic equity securities of any size. The portfolio may also invest up to  10% of its assets in short sale positions. The portfolio may invest up to 20% of its assets in convertible and non-convertible high-yield, debt securities rated below investment grade. The portfolio’s sub-adviser uses a “bottom-up” approach to investing, and constructs the portfolio’s portfolio one company at a time. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; derivatives; fixed-income securities; focused investing; foreign securities; high-yield debt securities; increase in expenses; market; non-diversification; portfolio selection; short sales; small- or medium-sized companies; stocks; and value investing.

• Transamerica Growth Opportunities VP seeks to maximize long-term growth by generally investing at least 65% of the portfolio’s assets in a portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; derivatives; fixed-income

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securities; foreign securities; growth stocks; increase in expenses; market; portfolio selection; preferred stock; small- or medium-sized companies; stocks; and warrants and rights.

• Transamerica Jennison Growth VP seeks long-term growth of capital by investing at least 65% of its total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts of U.S. companies with market capitalizations of at least $1 billion that the sub-adviser believes have above-average prospects for growth. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; foreign securities; growth stocks; increase in expenses; market; medium-sized companies; portfolio selection; preferred stock; stocks; and warrants and rights.

• Transamerica JPMorgan Core Bond VP seeks total return, consisting of current income and capital appreciation by investing at least 80% of its assets in U.S. government securities, medium- to high-quality corporate bonds, mortgage-backed securities and asset-backed securities and commercial mortgage-backed securities. The principal risks of investing in this underlying portfolio are: asset-backed securities; cash management and defensive investing; credit; currency; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; mortgage-related securities; portfolio selection; and valuation.

• Transamerica JPMorgan Enhanced Index VP seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Index. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; fixed-income securities; foreign securities; growth stocks; increase in expenses; market; medium-sized companies; portfolio selection; repurchase agreements; stocks; U.S. government agency obligations; and value investing.

• Transamerica JPMorgan Mid Cap Value VP seeks growth from capital appreciation by investing at least 80% of net assets, under normal conditions, in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the fund’s sub-adviser believes to be undervalued. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; derivatives; foreign securities; increase in expenses; market; medium-sized companies; portfolio selection; preferred stock; REITs, stocks; and value investing.

• Transamerica MFS International Equity VP seeks capital growth by investing primarily in equity securities of foreign companies, including emerging markets securities. Under normal market conditions, at least 80% of the portfolio’s net assets are invested in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, potentially including emerging markets. The portfolio may invest a relatively large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. The portfolio may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying portfolio are: active trading; cash management and defensive investing; convertible securities; currency; derivatives; emerging markets; foreign securities; geographic; growth stocks; increase in expenses; leveraging; liquidity; market; portfolio selection; preferred stock; small- or medium-sized companies; stocks; and value investing.

• Transamerica Money Market VP seeks to obtain maximum current income from money market securities consistent with liquidity and preservation of principal by investing substantially all of the portfolio’s assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: bank obligations; credit; fixed-income securities; foreign securities; increase in expenses; interest rate; market; redemption; repurchase agreements; U.S. government agency obligations; and yield.

• Transamerica Morgan Stanley Active International Allocation VP seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; emerging markets; foreign securities; increase in expenses; liquidity; market; portfolio selection; real estate securities; REITs; and stocks.

• Transamerica Morgan Stanley Mid-Cap Growth VP seeks capital appreciation by investing, under normal circumstances, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The portfolio may also invest in common stocks and other equity securities of small-and large- cap companies, as well as preferred stocks, convertible

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securities, rights and warrants and debt securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; investing aggressively; market; portfolio selection; preferred stock; REITs; small- or medium-sized companies; stocks; and warrants and rights.

• Transamerica Multi Managed Large Cap Core VP seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio’s assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: currency; derivatives; emerging markets; foreign securities; growth stocks; market; REITs; stocks; and value investing.

• Transamerica PIMCO Total Return VP seeks maximum total return consistent with preservation of capital and prudent investment management by investing principally in fixed-income securities of varying maturities. The fund may invest its assets in derivative instruments. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; credit; currency; currency hedging; derivatives, emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; leveraging; liquidity; market; mortgage-related securities; portfolio selection; preferred stock; prepayment or call; repurchase agreements; Rule 144A securities; sovereign debt; stocks; U.S. government agency obligations; and valuation.

• Transamerica Small/Mid Cap Value VP seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; emerging markets; foreign securities; increase in expenses; market; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica T. Rowe Price Small Cap VP seeks long-term growth of capital by investing primarily in common stocks of small growth companies. This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute more than 50% of assets. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; exchange-traded funds; foreign securities; growth stocks; liquidity; market; portfolio selection; smaller companies; and stocks.

• Transamerica U.S. Government Securities VP seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; country sector or industry focus; derivatives; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; market; mortgage-related securities; portfolio selection; U.S. government agency obligations; and zero coupon bonds.

• Transamerica WMC Diversified Growth VP seeks to maximize long-term growth by investing, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth- oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria. Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; fixed-income securities; focused investing; foreign securities; growth stocks; increase in expenses; market; portfolio selection; small-or medium sized companies; and stocks.

The portfolios may invest their assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolios may do so without limit. Although the underlying portfolios will do this only in seeking to avoid losses, the underlying portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolios have any uninvested cash, the portfolios would also be subject to risk with respect to the depository institution holding the cash.

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TRANSAMERICA UNDERLYING FUNDS:

Fund Name	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Conservative VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica AllianceBernstein International Value	X	X	X	X	X	X
Transamerica BlackRock Global Allocation	X	X	X	X	X	X
Transamerica BlackRock Natural Resources	X
Transamerica BNY Mellon Market Neutral Strategy	X
Transamerica First Quadrant Global Macro	X
Transamerica Flexible Income		X	X	X	X	X
Transamerica Jennison Growth	X	X	X	X
Transamerica JPMorgan International Bond		X	X	X	X	X
Transamerica Loomis Sayles Bond		X	X	X	X	X
Transamerica MFS International Equity	X	X	X	X	X
Transamerica Neuberger Berman International	X	X	X	X	X	X
Transamerica Oppenheimer Developing Markets	X	X	X	X	X
Transamerica Oppenheimer Small- & Mid-Cap Value	X	X	X	X
Transamerica PIMCO Real Return TIPS		X	X	X	X	X
Transamerica Schroders International Small Cap	X	X	X	X	X
Transamerica Short-Term Bond		X	X	X	X	X
Transamerica Third Avenue Value	X	X	X	X
Transamerica Thornburg International Value	X	X	X	X	X	X
Transamerica UBS Large Cap Value	X	X	X	X		X
Transamerica Van Kampen Emerging Markets Debt		X	X	X
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Fund Name	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Conservative VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica Van Kampen Mid-Cap Growth	X	X	X	X	X
Transamerica Van Kampen Small Company Growth	X	X	X	X
Transamerica WMC Emerging Markets	X	X	X	X	X

• Transamerica AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from a variety of industries and developed countries. The fund primarily invests in issuers that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The principal risks of investing in this underlying fund are: convertible securities; currency; currency hedging; defensive investing; derivatives; foreign securities; increase in expenses; leveraging; liquidity; market; portfolio selection; repurchase agreements; securities lending; short sales; stocks; value investing; and warrants and rights.

• Transamerica BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: commodities; convertible securities; credit; currency; currency hedging; defensive investing; derivatives; distressed securities; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; liquidity; loans; market; portfolio selection; precious metals-related securities; preferred stock; prepayment or call; real estate securities; securities lending; short sales; small- or medium-sized companies; sovereign debt; stocks; tax; and warrants and rights.

• Transamerica BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders’ capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its net assets in equity securities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The principal risks of investing in this underlying fund are: defensive investing; derivatives; emerging markets; equity securities; foreign securities; increase in expenses; market and selection; mid-cap securities; natural resource-related securities; non-diversification; portfolio selection; precious metals-related securities; sector; and tax.

• Transamerica BNY Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market-neutral strategy and investing, under normal circumstances, at least 80% of the fund’s assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: currency; defensive investing; derivatives; foreign securities; increase in expenses; leveraging; market; portfolio selection; portfolio turnover; short sales; small- or medium-sized companies; and stocks.

• Transamerica First Quadrant Global Macro seeks to achieve total return from investments in the global equity, fixed-income, and currency markets, independent of market direction. The fund seeks to generate returns through risk-controlled exposure, long and short, to global equity, fixed-income, and currency markets through a wide range of derivative instruments and direct investments. The fund typically will make extensive use of derivative instruments, including futures contracts on global equity and fixed-income securities and security indices, options on futures contracts and equity indices, securities and security indices, swap contracts and forward contracts. The fund may also invest directly in global equity securities (including exchange traded funds (“ETFs”) and common and preferred stock of U.S. and non-U.S. companies) and fixed-income securities (including U.S. and non-U.S. corporate bonds and debt securities guaranteed by U.S. and non-

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U.S. governments, their agencies or instrumentalities or supranational organizations). The principal risks of investing in this underlying fund are: active trading; convertible securities; country, sector or industry focus; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; high-yield debt securities; increase in expenses; leveraging; liquidity; market; non-diversification; portfolio selection; preferred stock; prepayment or call; short sales; small- or medium-sized companies; stocks; U.S. government agency obligations; and value investing.

• Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as a secondary objective by generally investing at least 80% of its net-assets in a broad range of fixed-income securities. The fund may also invest in derivatives and equity securities. The principal risks of investing in this underlying fund are: active trading; convertible securities; credit; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; liquidity; loans; market; mortgage-related securities; portfolio selection; preferred stock; stocks; structured instruments; valuation; and warrants and rights.

• Transamerica JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund’s net assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; increase in expenses; liquidity; market; non-diversification; and portfolio selection.

• Transamerica Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing fund assets principally in fixed-income securities. The fund normally invests at least 80% of its net assets primarily in investment-grade, fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities (“junk bonds”) and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: bank obligations; convertible securities; credit; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; leveraging; liquidity; market; mortgage-related securities; portfolio selection; preferred stock; REITs; repurchase agreements; Rule 144A securities; stocks; structured instruments; and valuation.

• Transamerica MFS International Equity seeks capital growth by investing primarily in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets. The fund may invest a relatively large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. The fund may invest its assets in the stocks of companies its sub-adviser believes to have above-average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying fund are: active trading; convertible securities; currency; defensive investing; derivatives; emerging markets; foreign securities; geographic; growth stocks; increase in expenses; leveraging; liquidity; market; portfolio selection; preferred stock; small- or medium-sized companies; stocks; and value investing.

• Transamerica Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund’s sub-adviser looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; foreign securities; growth stocks; increase in expenses; leveraging; liquidity; market; portfolio selection; securities lending; small- or medium-sized companies; stocks; and value investing.

• Transamerica Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in equity securities of issuers that are economically tied to one or more emerging markets countries. In selecting securities, the fund’s sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: convertible securities; country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; liquidity; market; portfolio selection; portfolio turnover; preferred stock; small- or medium-sized companies; stocks; and warrants and rights.

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• Transamerica Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small-cap and mid-cap domestic and foreign issuers. The fund’s sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: convertible securities; currency; currency hedging; defensive investing; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; portfolio selection; portfolio turnover; preferred stock; small- or medium-sized companies; stocks; and value investing.

• Transamerica PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Protected Securities (or “TIPS”). The fund’s subadviser invests, under normal circumstances, at least 80% of the fund’s net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: CPIU measurement; credit; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; interest rate; leveraging; liquidity; market; mortgage-related securities; non-diversification; portfolio selection; portfolio turnover; preferred stock; prepayment or call; repurchase agreements; Rule 144A securities; sovereign debt; stocks; U.S. government agency obligation; and valuation.

• Transamerica Schroders International Small Cap seeks to provide long-term capital appreciation by investing primarily in the equity securities of smaller companies located outside the U.S. The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including the company’s potential for long-term growth, financial condition, quality of management and sensitivity to cyclical factors, as well as the relative value of the company’s securities compared to the market as a whole. The principal risks of investing in this underlying fund are: country/regional; currency; defensive investing, derivatives; emerging markets; foreign securities; growth stocks; increase in expenses; investment style; liquidity; market; portfolio selection; smaller companies; and stocks.

• Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, mortgage-backed securities, and asset-backed securities. Normally, the fund will invest at least 80% of its net assets in fixed-income securities. The principal risks of investing in this underlying fund are: bank obligations; credit; defensive investing; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; mortgage-related securities; portfolio selection; U.S. government agency obligations; valuation; and yield fluctuation.

• Transamerica Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks of U.S. and non-U.S. issuers. The fund invests in companies regardless of market capitalization, with the mix of its investments at any time depending on the industries and types of securities its sub-adviser believes represent the best values consistent with the fund’s strategies and restrictions. The principal risks of investing in this underlying fund are: currency; defensive investing, fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; market; non-diversification; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica Thornburg International Value seeks long-term capital appreciation by investing, under normal circumstances, at least 75% of its assets in foreign securities of issuers that are located in a number of countries throughout the world. The fund may invest in emerging markets. The fund may invest in companies of any size, but invests primarily in the large and middle range of public company market capitalizations. The principal risks of investing in this underlying fund are: currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; increase in expenses; market; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund’s sub-adviser focuses on, among other things, identifying discrepancies between a security’s fundamental value and its market price. The principal risks of investing in this underlying fund are: convertible securities; defensive investing; derivatives; increase in expenses; investment companies; market; portfolio selection; preferred stock; stocks; value investing; and warrants and rights.

• Transamerica Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging markets countries. Under normal circumstances, at least 80% of the fund’s net assets will be invested in debt securities of issuers located in emerging markets countries. The principal risks of investing in this underlying fund are: credit; currency;

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currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; increase in expenses; liquidity; market; non-diversification; portfolio selection; sovereign debt; and valuation.

• Transamerica Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal circumstances, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The fund may also invest in common stocks and other equity securities of small- and large-cap companies, as well as preferred stocks, convertible securities, rights and warrants and debt securities. The principal risks of investing in this underlying fund are: convertible securities; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; investing aggressively; market; portfolio selection; preferred stock; REITs; small- or medium-sized companies; stocks; and warrants and rights.

• Transamerica Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies. Under normal circumstances, at least 80% of the fund’s net assets will be invested in such securities. The principal risks of investing in this underlying fund are: convertible securities; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; market; portfolio selection; REITs; smaller companies; and stocks.

• Transamerica WMC Emerging Markets seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in equity securities of companies that conduct their principal business activities in emerging markets, are organized under the laws of or maintain their principal place of business in emerging markets, or whose securities are traded principally on exchanges in emerging markets. The fund’s sub-adviser considers emerging markets to be markets with rapidly growing economies. The principal risks of investing in this underlying fund are: convertible securities; country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; IPOs; liquidity; market; portfolio selection; portfolio turnover; preferred stock; small- or medium-sized companies; stocks; and warrants and rights.

The funds may invest their assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the funds may do so without limit. Although the underlying funds will do this only in seeking to avoid losses, the underlying funds may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the funds have any uninvested cash, the funds would also be subject to risk with respect to the depository institution holding the cash.

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LIST AND DESCRIPTION OF CERTAIN UNDERLYING ETFS AND
INSTITUTIONAL MUTUAL FUNDS

This section lists and describes the underlying ETFs and institutional mutual funds in which certain of the portfolios may invest. This section summarizes their respective investment objectives and principal investment strategies and risks.

UNDERLYING ETFs AND INSTITUTIONAL MUTUAL FUNDS:

Fund Name	Transamerica Index 35 VP	Transamerica Index 50 VP	Transamerica Index 75 VP	Transamerica Index 100 VP	Transamerica Efficient Markets VP
Vanguard Emerging Markets ETF	X	X	X	X
Vanguard Europe Pacific ETF	X	X	X	X
Vanguard European ETF	X	X	X	X
Vanguard Extended Market ETF	X	X	X	X
Vanguard FTSE All-World ex-US ETF	X	X	X	X
Vanguard Growth ETF	X	X	X	X
Vanguard Intermediate-Term Bond ETF	X	X	X		X
Vanguard Intermediate-Term Corporate Bond ETF	X	X	X		X
Vanguard Intermediate-Term Government Bond ETF	X	X	X		X
Vanguard Large-Cap ETF	X	X	X	X
Vanguard Long-Term Bond ETF	X	X	X		X
Vanguard Long-Term Corporate Bond ETF	X	X	X		X
Vanguard Long-Term Government Bond ETF	X	X	X		X
Vanguard Mega Cap 300 ETF	X	X	X	X
Vanguard Mega Cap 300 Growth ETF		X	X
Vanguard Mega Cap 300 Value ETF		X	X
Vanguard Mid-Cap ETF	X	X	X	X
Vanguard Mid-Cap Growth ETF		X	X
Vanguard Mid-Cap Value ETF		X	X
Vanguard Mortgage-Backed Securities ETF	X	X	X		X
Vanguard Pacific ETF	X	X	X	X
Vanguard Short-Term Bond ETF	X	X	X		X
Vanguard Short-Term Corporate Bond ETF	X	X	X		X
Vanguard Short-Term Government Bond ETF	X	X	X		X
Vanguard Small-Cap ETF	X	X	X	X
Vanguard Small-Cap Growth ETF		X	X
Vanguard Small-Cap Value ETF		X	X
Vanguard Total Bond Market ETF	X	X	X		X
Vanguard Total Stock Market ETF	X	X	X	X
Vanguard Total World Stock ETF	X	X	X	X
Vanguard Value ETF	X	X	X	X
DFA International Small Cap Value Portfolio					X
DFA International Value Portfolio					X
Emerging Markets Value Portfolio					X
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Fund Name	Transamerica Index 35 VP	Transamerica Index 50 VP	Transamerica Index 75 VP	Transamerica Index 100 VP	Transamerica Efficient Markets VP
Large Cap International Portfolio					X
U.S. Large Company Portfolio					X
U.S. Targeted Value Portfolio					X

VANGUARD UNDERLYING ETFS:

• Vanguard® Emerging Markets ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries. The ETF employs a “passive management” — or indexing —investment approach by investing substantially all (normally about 95%) of its assets in the common stocks included in the MSCI® Emerging Markets Index, while employing a form of sampling to reduce risk. The MSCI Emerging Markets Index includes approximately 748 common stocks of companies located in emerging markets around the world. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk, emerging markets risk, currency risk and index sampling risk.

• Vanguard® Europe Pacific ETF seeks to provide a tax-efficient investment return consisting of long-term capital appreciation. The ETF purchases stocks included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI® EAFE®) Index, which is made up of approximately 989 common stocks of companies located in 21 countries in Europe, Australia, Asia and the Far East. The ETF uses statistical methods to “sample” the Index, aiming to closely track its investment performance while limiting investments in Index securities that have undesirable tax characteristics in an attempt to minimize taxable income distributions. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

• Vanguard® European ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe. The ETF employs a “passive management” — or indexing —investment approach by investing all, or substantially all, of its assets in the common stocks included in the Morgan Stanley Capital International (MSCI®) Europe Index. The MSCI Europe Index is made up of approximately 467 common stocks of companies located in 16 European countries — mostly companies in the United Kingdom, France, Germany, and Switzerland. Other countries represented in the Index include Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain and Sweden. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

• Vanguard® Extended Market ETF seeks to track the performance of a benchmark index that measures the investment return of small-and mid-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Standard & Poor’s Completion Index, a broadly diversified index of stocks of small and medium-size U.S. companies. The ETF invests all, or substantially all, of its assets in stocks of its target index, with nearly 80% of it assets invested in 1,200 stocks in its target index (covering nearly 80% of the Index’s total market capitalization), and the rest of its assets in a representative sample of the remaining stocks. The primary risks of investing in this underlying ETF are stock market risk, investment style risk and index sampling risk.

• Vanguard® FTSE All-World ex-US ETF seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets outside the U.S. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the FTSE® All-World ex-US Index, a free-float-adjusted, market-capitalization-weighted index designed to measure equity market performance of international markets. The Index includes approximately 2,140 stocks of companies located in 46 countries, including both developed and emerging markets. The ETF attempts to replicate its target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk, emerging markets risk and currency risk.

• Vanguard® Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Prime Market Growth Index, a broadly diversified index predominantly made up of growth stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or

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substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risks.

• Vanguard® Intermediate-Term Bond ETF seeks to track the performance of a market-weighted bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. 5-10 Year Government/Credit Bond Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 5 and 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

• Vanguard® Intermediate-Term Corporate Bond ETF seeks to track the performance of a market-weighted corporate bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 5-10 Year Corporate Index. This Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 5 and 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 7.9 years. The primary risks of investing in this underlying ETF are: interest rate risk, credit risk, income risk and index sampling risk.

• Vanguard® Intermediate-Term Government Bond ETF seeks to track the performance of a market-weighted government bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 3-10 Year Government Float Adjusted Index. This Index includes fixed-income securities issued by the U.S. Treasury (not including inflation-protected bonds) and U.S. government agencies and instrumentalities, as well as corporate or dollar-denominated foreign debt guaranteed by the U.S. government, with maturities between 3 and 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 5.9 years. The primary risks of investing in this underlying ETF are: income risk, interest rate risk and credit risk.

• Vanguard® Large-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Prime Market 750 Index, a broadly diversified index predominantly made up of stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Long-Term Bond ETF seeks to track the performance of a market-weighted bond index with a long-term dollar-weighted average maturity. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. Long Government/Credit Bond Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of greater than 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 15 and 30 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

• Vanguard® Long-Term Corporate Bond ETF seeks to track the performance of a market-weighted corporate bond index with a long-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. Long Corporate Index. This Index includes U.S.

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dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities greater than 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 24.7 years. The primary risks of investing in this underlying ETF are: interest rate risk, credit risk, income risk and index sampling risk.

• Vanguard® Long-Term Government Bond ETF seeks to track the performance of a market-weighted government bond index with a long-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. Long Government Float Adjusted Index. This Index includes fixed-income securities issued by the U.S. Treasury (not including inflation-protected bonds) and U.S. government agencies and instrumentalities, as well as corporate or dollar-denominated foreign debt guaranteed by the U.S. government, with maturities greater than 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 19.0 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

• Vanguard® Mega Cap 300 ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the U.S. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Morgan Stanley Capital International® (MSCI®) US Large Cap 300 Index, a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mega Cap 300 Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI US Large-Cap Growth Index, which represents the value of companies of the MSCI US Large-Cap 300 Index. The index is a, free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization growth stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mega Cap 300 Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI US Large-Cap Value Index, which represents the value of companies of the MSCI US Large-Cap 300 Index. The index is a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization value stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mid-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mid-Cap Growth ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization growth stocks. The ETF employs a “passive management” —or indexing — investment approach designed to track the performance of the MSCI US Mid Cap Growth Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

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• Vanguard® Mid-Cap Value ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization value stocks. The ETF employs a “passive management” —or indexing — investment approach designed to track the performance of the MSCI US Mid Cap Value Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mortgage-Backed Securities ETF seeks to track the performance of a market-weighted mortgage-backed securities index. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. MBS Float Adjusted Index. This Index covers U.S. agency mortgage-backed pass-through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). To be included in the Index, pool aggregates must have at least $250 million currently outstanding and a weighted average maturity of at least 1 year. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 5.76 years. The primary risks of investing in this underlying ETF are: prepayment risk, interest rate risk, credit risk, income risk and index sampling risk.

• Vanguard® Pacific ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of the Pacific region. The ETF employs a “passive management” — or indexing — investment approach by investing all, or substantially all, of its assets in the common stocks included in the MSCI® Pacific Index. The MSCI Pacific Index consists of approximately 494 common stocks of companies located Japan, Australia, Hong Kong, Singapore, and New Zealand. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

• Vanguard® Short-Term Bond ETF seeks to track the performance of a market-weighted bond index with a short-term dollar-weighted average maturity. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. 1-5 Year Government/Credit Bond Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 1 and 5 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF’s maintains a dollar-weighted average maturity consistent with that of the Index, which generally does not exceed 3 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, index sampling risk and credit risk.

• Vanguard® Short-Term Corporate Bond ETF seeks to track the performance of a market-weighted corporate bond index with a short-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 1-5 Year Corporate Index. This Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 1 and 5 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 3.1 years. The primary risks of investing in this underlying ETF are: income risk, credit risk, interest rate risk, and index sampling risk.

• Vanguard® Short-Term Government Bond ETF seeks to track the performance of a market-weighted government bond index with a short-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 1-3 Year Government Float Adjusted Index. This Index includes fixed-income securities issued by the U.S. Treasury (not including inflation-protected securities) and U.S. government agencies and instrumentalities, as well as corporate or dollar-denominated foreign debt guaranteed by the U.S. government, all with maturities between 1 and 3 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 1.9 years. The primary risks of investing in this underlying ETF are: income risk, interest rate risk, credit risk and index sampling risk.

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• Vanguard® Small-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Small Cap 1750 Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Small-Cap Growth ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI US Small Cap Growth Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Small-Cap Value ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The ETF employs a “passive management” —indexing — investment approach designed to track the performance of the MSCI US Small Cap Value Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Total Bond Market ETF seeks to track the performance of a broad, market-weighted bond index. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. Aggregate Bond Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the U.S., including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year. The ETF invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years. The primary risks of investing in this underlying ETF are interest rate risk, income risk, credit risk, call risk and index sampling risk.

• Vanguard® Total Stock Market ETF seeks to track the performance of a benchmark index that measures the investment return of the overall stock market. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Morgan Stanley Capital International (MSCI®)U.S. Broad Market Index, which represents 99.5% or more of the total market capitalization of all the U.S. common stocks regularly traded on the New York Stock Exchange and the Nasdaq over-the-counter market. The ETF typically holds 1,200-1,300 of the stocks in its target index (covering nearly 95% of the Index’s total market capitalization) and a representative sample of the remaining stocks. The ETF holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. The primary risks of investing in this underlying ETF are: stock market risk and index sampling risk.

• Vanguard® Total World Stock ETF seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets around the world. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the FTSE® All-World Index, a free-float-adjusted, market-capitalization-weighted index designed to measure the market performance of large-and mid-capitalization stocks of companies located around the world. The Index includes approximately 2,800 stocks of companies located in 47 countries, including both developed and emerging markets. The ETF typically holds approximately 2,000 stocks in its target Index (covering nearly 99% of the Index’s total market capitalization) and a representative sample of the remaining stocks. The ETF holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings, country weightings, and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk, emerging markets risk, currency risk and index sampling risk.

• Vanguard® Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Prime Market Value Index, a broadly diversified index predominantly made up

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of value stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

UNDERLYING DFA INSTITUTIONAL MUTUAL FUNDS:

• DFA International Small Cap Value Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio pursues its objective by investing in stocks of small non-U.S. companies believed to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value. In assessing value, additional factors such as price to cash flow or price to earning ratios may be considered, as well as economic conditions and developments in the issuer’s industry. The criteria for assessing value are subject to change from time to time. The Portfolio currently invests in companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom. The primary risks of investing in this underlying institutional mutual fund are market risk, foreign securities and currencies risk and small company risk.

• DFA International Value Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio invests all of its assets in the DFA International Value Series (“International Value Series”) of The DFA Investment Trust Company, which has the same investment objective and policies as the Portfolio. The International Value Series pursues its objective by investing in value stocks of large non-U.S. companies believed to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value. In assessing value, additional factors such as price to cash flow or price to earning ratios may be considered, as well as economic conditions and developments in the issuer’s industry. The criteria for assessing value are subject to change from time to time. The Portfolio currently invests in companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom. The primary risks of investing in this underlying institutional mutual fund are market risk and foreign securities and currencies risk.

• Emerging Markets Value Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio invests all of its assets in the Dimensional Emerging Markets Value Fund Inc. (“Emerging Market Value Fund”), which has the same investment objective and policies as the Portfolio. The Emerging Markets Value Fund pursues its objective by investing in emerging markets equity securities believed to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value. In assessing value, additional factors such as price to cash flow or price to earning ratios may be considered, as well as economic conditions and developments in the issuer’s industry. The criteria for assessing value are subject to change from time to time. In determining what countries are eligible markets, DFA will consider, among other things, information disseminated by the International Finance Corporation in determining and approving countries that have emerging markets. The Portfolio currently invests in companies in Brazil, Chile, China, the Czech Republic, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Philippines, Poland, South Africa, South Korea, Taiwan, Thailand, and Turkey. The primary risks of investing in this underlying institutional mutual fund are market risk, foreign securities and currencies risk, small company risk and emerging markets risk.

• Large Cap International Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio pursues its objective by investing in the stocks of large non-U.S. companies. Company size is measured on a country- or region-specific basis and based primarily on the market capitalization of operating companies traded on selected exchanges. The minimum market capitalization threshold varies by country or region and will change due to market conditions. The Portfolio currently invests in companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom. The primary risks of investing in this underlying institutional mutual fund are market risk and foreign securities and currencies risk.

• U.S. Large Company Portfolio (“Portfolio”) seeks to approximate the total investment return of the S&P 500 Index, both in terms of the price of the Portfolio’s shares and its total investment return. The Portfolio invests all of its assets in the U.S. Large Company Series (“U.S. Large Company Series”) of The DFA Investment Trust Company, which has the same investment objective and policies as the Portfolio. The U.S. Large Company Series intends to invest all of the stocks that comprise the S&P 500 Index in approximately the same proportions as they are represented in the Index. Generally, these are the U.S. stocks with the largest market capitalizations and, as a group, represent approximately 70% of the total market capitalization of all publicly traded U.S. stocks. The primary risk of investing in this underlying institutional mutual fund is market risk.

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• U.S. Targeted Value Portfolio (“Portfolio”) seeks to capture the returns and diversification benefits of a broad cross-section of U.S. small value companies, on a market-cap weighted basis. The Portfolio invests in securities of U.S. companies smaller than the 500th largest company in the market universe comprised of companies listed on the New York Stock Exchange, American Stock Exchange, and Nasdaq National Market System. After identifying the aggregate market capitalization break, a value screen is applied to the universe. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value. In assessing value, additional factors such as price-to-cash-flow or price-to-earnings ratios may be considered, as well as economic conditions and developments in the issuer's industry. The criteria for assessing value are subject to change from time to time. The primary risks of investing in this underlying institutional mutual fund are market risk, small company risk, value investment risk, derivative risk and securities lending risk.

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FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand a portfolio's performance for the past five years or since its inception if less than five years. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio for the period shown, assuming reinvestment of all dividends and distributions. This information through December 31, 2009 has been derived from financial statements audited by PricewaterhouseCoopers LLP, an Independent Registered Certified Public Accounting firm, whose report, along with the portfolio's financial statements, is included in the December 31, 2009 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding through each period:

Transamerica AEGON High Yield Bond VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007		2006	2005
Net asset value
Beginning of year	$5.87	$8.74	$9.48		$9.62	$10.54
Investment operations
Net investment income(a)	0.66	0.67	0.68		0.69	0.70
Net realized and unrealized gain (loss)	2.04	(2.68)	(0.52)		0.29	(0.51)
Total operations	2.70	(2.01)	0.16		0.98	0.19
Distributions
From net investment income	(0.62)	(0.72)	(0.90)		(1.00)	(0.85)
From net realized gains	–	(0.14)	–	(b)	(0.12)	(0.26)
Total distributions	(0.62)	(0.86)	(0.90)		(1.12)	(1.11)
Net asset value
End of year	$7.95	$5.87	$8.74		$9.48	$9.62

Total return(c)	47.05%	(25.20%)	1.85%		10.95%	1.81%
Net assets end of year (000’s)	$187,509	$244,866	$308,893		$378,471	$421,010
Ratio and supplemental data
Expenses to average net assets	0.80%	0.79%	0.81%		0.82%	0.83%
Net investment income, to average net assets	9.38%	8.73%	7.25%		7.16%	6.92%
Portfolio turnover rate	85%	59%	70%		96%	51%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007		2006	2005
Net asset value
Beginning of year	$5.94	$8.83	$9.56		$9.70	$10.64
Investment operations
Net investment income(a)	0.64	0.66	0.66		0.67	0.68
Net realized and unrealized gain (loss)	2.07	(2.72)	(0.51)		0.29	(0.52)
Total operations	2.71	(2.06)	0.15		0.96	0.16
Distributions
From net investment income	(0.61)	(0.69)	(0.88)		(0.98)	(0.84)
From net realized gains	–	(0.14)	–	(b)	(0.12)	(0.26)
Total distributions	(0.61)	(0.83)	(0.88)		(1.10)	(1.10)
Net asset value
End of year	$8.04	$5.94	$8.83		$9.56	$9.70

Total return(c)	46.67%	(25.46%)	1.73%		10.62%	1.50%
Net assets end of year (000’s)	$26,405	$5,617	$10,028		$10,083	$7,825
Ratio and supplemental data
Expenses to average net assets	1.05%	1.04%	1.06%		1.07%	1.08%
Net investment income, to average net assets	8.75%	8.26%	7.01%		6.91%	6.66%
Portfolio turnover rate	85%	59%	70%		96%	51%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

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Financial Highlights

Transamerica Asset Allocation – Conservative VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.29	$11.49	$11.54	$11.43	$12.04
Investment operations
Net investment income(a),(c)	0.37	0.46	0.42	0.41	0.47
Net realized and unrealized gain (loss)	1.69	(2.75)	0.29	0.62	0.12
Total operations	2.06	(2.29)	0.71	1.03	0.59
Distributions
From net investment income	(0.40)	(0.31)	(0.34)	(0.38)	(0.32)
From net realized gains	(0.15)	(0.60)	(0.42)	(0.54)	(0.88)
Total distributions	(0.55)	(0.91)	(0.76)	(0.92)	(1.20)
Net asset value
End of year	$9.80	$8.29	$11.49	$11.54	$11.43

Total return(b)	25.22%	(21.18)%	6.38%	9.45%	5.18%

Net assets end of year (000’s)	$554,813	$497,129	$554,977	$527,618	$516,376
Ratio and supplemental data
Expenses to average net assets(d)	0.13%	0.14%	0.13%	0.13%	0.14%
Net investment income, to average net assets(c)	4.07%	4.47%	3.60%	3.54%	4.01%
Portfolio turnover rate(e)	25%	25%	43%	18%	40%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.24	$11.44	$11.50	$11.41	$12.03
Investment operations
Net investment income(a),(c)	0.37	0.48	0.40	0.40	0.47
Net realized and unrealized gain (loss)	1.65	(2.79)	0.28	0.60	0.10
Total operations	2.02	(2.31)	0.68	1.00	0.57
Distributions
From net investment income	(0.38)	(0.29)	(0.32)	(0.37)	(0.31)
From net realized gains	(0.15)	(0.60)	(0.42)	(0.54)	(0.88)
Total distributions	(0.53)	(0.89)	(0.74)	(0.91)	(1.19)
Net asset value
End of year	$9.73	$8.24	$11.44	$11.50	$11.41

Total return(b)	24.90%	(21.40)%	6.15%	9.14%	5.01%

Net assets end of year (000’s)	$823,054	$465,802	$392,969	$290,272	$172,601
Ratio and supplemental data
Expenses to average net assets(d)	0.38%	0.39%	0.38%	0.38%	0.39%
Net investment income, to average net assets(c)	4.10%	4.69%	3.48%	3.44%	4.03%
Portfolio turnover rate(e)	25%	25%	43%	18%	40%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d)  Does not include expenses of the investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying affiliated funds.

108

Financial Highlights

Transamerica Asset Allocation – Growth VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.57	$13.77	$13.63	$12.84	$12.06
Investment operations
Net investment income(a),(c)	0.09	0.20	0.28	0.37	0.16
Net realized and unrealized gain (loss)	1.80	(5.02)	0.75	1.52	1.27
Total operations	1.89	(4.82)	1.03	1.89	1.43
Distributions
From net investment income	(0.20)	(0.30)	(0.33)	(0.13)	(0.06)
From net realized gains	(0.60)	(2.08)	(0.56)	(0.97)	(0.59)
Total distributions	(0.80)	(2.38)	(0.89)	(1.10)	(0.65)
Net asset value
End of year	$7.66	$6.57	$13.77	$13.63	$12.84

Total return(b)	29.82%	(39.63)%	7.76%	15.62%	12.24%

Net assets end of year (000’s)	$808,954	$658,400	$1,260,779	$1,198,596	$966,677
Ratio and supplemental data
Expenses to average net assets(d)	0.14%	0.14%	0.13%	0.14%	0.14%
Net investment income, to average net assets(c)	1.21%	1.94%	2.00%	2.75%	1.28%
Portfolio turnover rate(e)	18%	19%	26%	4%	41%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.52	$13.67	$13.54	$12.78	$12.03
Investment operations
Net investment income(a),(c)	0.06	0.17	0.26	0.34	0.13
Net realized and unrealized gain (loss)	1.79	(4.97)	0.73	1.50	1.26
Total operations	1.85	(4.80)	0.99	1.84	1.39
Distributions
From net investment income	(0.17)	(0.27)	(0.30)	(0.11)	(0.05)
From net realized gains	(0.59)	(2.08)	(0.56)	(0.97)	(0.59)
Total distributions	(0.76)	(2.35)	(0.86)	(1.08)	(0.64)
Net asset value
End of year	$7.61	$6.52	$13.67	$13.54	$12.78

Total return(b)	29.54%	(39.75)%	7.54%	15.28%	11.92%

Net assets end of year (000’s)	$215,166	$171,239	$411,079	$338,769	$213,215
Ratio and supplemental data
Expenses to average net assets(d)	0.39%	0.39%	0.38%	0.39%	0.39%
Net investment income, to average net assets(c)	0.98%	1.51%	1.86%	2.54%	1.06%
Portfolio turnover rate(e)	18%	19%	26%	4%	41%
(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d)  Does not include expenses of the investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying affiliated funds.

109

Financial Highlights

Transamerica Asset Allocation – Moderate VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.36	$12.90	$12.66	$12.24	$12.10
Investment operations
Net investment income(a),(c)	0.32	0.50	0.40	0.44	0.40
Net realized and unrealized gain (loss)	1.83	(3.59)	0.57	0.89	0.46
Total operations	2.15	(3.09)	0.97	1.33	0.86
Distributions
From net investment income	(0.39)	(0.37)	(0.39)	(0.33)	(0.22)
From net realized gains	(0.35)	(1.08)	(0.34)	(0.58)	(0.50)
Total distributions	(0.74)	(1.45)	(0.73)	(0.91)	(0.72)
Net asset value
End of year	$9.77	$8.36	$12.90	$12.66	$12.24

Total return(b)	26.40%	(25.96)%	7.95%	11.48%	7.44%

Net assets end of year (000’s)	$1,101,652	$957,157	$1,550,984	$1,591,304	$1,509,579
Ratio and supplemental data
Expenses to average net assets(d)	0.13%	0.13%	0.13%	0.13%	0.14%
Net investment income, to average net assets(c)	3.63%	4.50%	3.10%	3.53%	3.36%
Portfolio turnover rate(e)	18%	23%	20%	3%	24%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.30	$12.83	$12.60	$12.20	$12.09
Investment operations
Net investment income(a),(c)	0.32	0.37	0.39	0.43	0.41
Net realized and unrealized gain (loss)	1.80	(3.47)	0.55	0.87	0.42
Total operations	2.12	(3.10)	0.94	1.30	0.83
Distributions
From net investment income	(0.37)	(0.35)	(0.37)	(0.32)	(0.22)
From net realized gains	(0.35)	(1.08)	(0.34)	(0.58)	(0.50)
Total distributions	(0.72)	(1.43)	(0.71)	(0.90)	(0.72)
Net asset value
End of year	$9.70	$8.30	$12.83	$12.60	$12.20

Total return(b)	26.20%	(26.19)%	7.73%	11.21%	7.13%

Net assets end of year (000’s)	$1,842,404	$1,190,212	$1,452,693	$1,043,139	$605,462
Ratio and supplemental data
Expenses to average net assets(d)	0.38%	0.38%	0.38%	0.38%	0.39%
Net investment income, to average net assets(c)	3.54%	3.36%	3.03%	3.44%	3.40%
Portfolio turnover rate(e)	18%	23%	20%	3%	24%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d)  Does not include expenses of the investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying affiliated funds.

110

Financial Highlights

Transamerica Asset Allocation – Moderate Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.16	$14.07	$13.72	$12.80	$12.18
Investment operations
Net investment income(a),(c)	0.23	0.34	0.37	0.43	0.30
Net realized and unrealized gain (loss)	2.00	(4.58)	0.67	1.27	0.88
Total operations	2.23	(4.24)	1.04	1.70	1.18
Distributions
From net investment income	(0.30)	(0.34)	(0.34)	(0.22)	(0.14)
From net realized gains	(0.48)	(1.33)	(0.35)	(0.56)	(0.42)
Total distributions	(0.78)	(1.67)	(0.69)	(0.78)	(0.56)
Net asset value
End of year	$9.61	$8.16	$14.07	$13.72	$12.80

Total return(b)	28.16%	(32.76)%	7.81%	13.83%	9.91%

Net assets end of year (000’s)	$1,426,280	$1,217,825	$2,229,744	$2,277,269	$1,892,007
Ratio and supplemental data
Expenses to average net assets(d)	0.13%	0.13%	0.13%	0.13%	0.14%
Net investment income, to average net assets(c)	2.61%	2.94%	2.63%	3.25%	2.47%
Portfolio turnover rate(e)	13%	18%	24%	2%	23%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.09	$13.97	$13.64	$12.75	$12.15
Investment operations
Net investment income(a),(c)	0.21	0.34	0.37	0.42	0.29
Net realized and unrealized gain (loss)	1.98	(4.58)	0.63	1.24	0.86
Total operations	2.19	(4.24)	1.00	1.66	1.15
Distributions
From net investment income	(0.28)	(0.32)	(0.32)	(0.21)	(0.13)
From net realized gains	(0.48)	(1.32)	(0.35)	(0.56)	(0.42)
Total distributions	(0.76)	(1.64)	(0.67)	(0.77)	(0.55)
Net asset value
End of year	$9.52	$8.09	$13.97	$13.64	$12.75

Total return(b)	27.87%	(32.92)%	7.56%	13.54%	9.71%

Net assets end of year (000’s)	$3,289,225	$2,187,892	$2,797,290	$1,823,589	$858,857
Ratio and supplemental data
Expenses to average net assets(d)	0.38%	0.38%	0.38%	0.38%	0.39%
Net investment income, to average net assets(c)	2.49%	2.99%	2.64%	3.15%	2.40%
Portfolio turnover rate(e)	13%	18%	24%	2%	23%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying affiliated funds.

111

Financial Highlights

Transamerica Balanced VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.38	$13.70	$12.25	$11.63	$11.77
Investment operations
Net investment income(a)	0.21	0.22	0.19	0.16	0.14
Net realized and unrealized gain (loss)	1.97	(4.36)	1.47	0.88	0.74
Total operations	2.18	(4.14)	1.66	1.04	0.88
Distributions
From net investment income	(0.16)	(0.21)	(0.15)	(0.12)	(0.16)
From net realized gains	(0.13)	(0.97)	(0.06)	(0.30)	(0.86)
Total distributions	(0.29)	(1.18)	(0.21)	(0.42)	(1.02)
Net asset value
End of year	$10.27	$8.38	$13.70	$12.25	$11.63

Total return(b)	26.30%	(32.40%)	13.61%	9.12%	7.96%
Net assets end of year (000’s)	$45,319	$36,361	$81,632	$71,949	$61,698
Ratio and supplemental data
Expenses to average net assets	0.91%	0.90%	0.89%	0.89%	0.94%
Net investment income, to average net assets	2.26%	1.89%	1.49%	1.32%	1.17%
Portfolio turnover rate	82%	67%	60%	47%	50%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.33	$13.64	$12.21	$11.61	$11.77
Investment operations
Net investment income(a)	0.18	0.19	0.16	0.13	0.11
Net realized and unrealized gain (loss)	1.96	(4.34)	1.46	0.87	0.74
Total operations	2.14	(4.15)	1.62	1.00	0.85
Distributions
From net investment income	(0.15)	(0.19)	(0.13)	(0.10)	(0.15)
From net realized gains	(0.13)	(0.97)	(0.06)	(0.30)	(0.86)
Total distributions	(0.28)	(1.16)	(0.19)	(0.40)	(1.01)
Net asset value
End of year	$10.19	$8.33	$13.64	$12.21	$11.61

Total return(b)	25.94%	(32.57%)	13.38%	8.74%	7.79%
Net assets end of year (000’s)	$56,181	$22,473	$20,711	$9,672	$3,791
Ratio and supplemental data
Expenses to average net assets	1.16%	1.15%	1.14%	1.14%	1.19%
Net investment income, to average net assets	1.98%	1.71%	1.25%	1.11%	0.91%
Portfolio turnover rate	82%	67%	60%	47%	50%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

112

Financial Highlights

Transamerica BlackRock Global Allocation VP

For a share outstanding throughout each period	Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment income(a),(e)	0.37
Net realized and unrealized gain	1.79
Total operations	2.16
Net asset value
End of period	$12.16

Total return(b)	21.60%	(h)

Net assets end of year (000’s)	$157,420
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.35%	(i)
Before reimbursement/fee waiver	0.40%	(i)
Net investment income, to average net assets(e)	4.74%	(i)
Portfolio turnover rate(f)	–%	(h)(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Rounds to less than 0.01%.

(h) Not annualized.

(i) Annualized.

113

Financial Highlights

Transamerica BlackRock Large Cap Value VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.09	$19.16	$20.80	$18.72	$17.17
Investment operations
Net investment income(a)	0.19	0.21	0.20	0.17	0.13
Net realized and unrealized gain (loss)	1.35	(6.18)	0.72	2.91	2.54
Total operations	1.54	(5.97)	0.92	3.08	2.67
Distributions
From net investment income	(0.17)	(0.15)	(0.20)	(0.10)	(0.12)
From net realized gains	–	(1.95)	(2.36)	(0.90)	(1.00)
Total distributions	(0.17)	(2.10)	(2.56)	(1.00)	(1.12)
Net asset value
End of year	$12.46	$11.09	$19.16	$20.80	$18.72

Total return(b)	13.99%	(33.89%)	4.64%	16.92%	15.94%
Net assets end of year (000’s)	$1,184,485	$712,006	$860,991	$1,054,389	$860,826
Ratio and supplemental data
Expenses to average net assets	0.84%	0.83%	0.85%	0.83%	0.84%
Net investment income, to average net assets	1.73%	1.38%	0.94%	0.86%	0.70%
Portfolio turnover rate	128%	85%	67%	60%	69%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.13	$19.21	$20.87	$18.81	$17.27
Investment operations
Net investment income(a)	0.17	0.17	0.14	0.13	0.09
Net realized and unrealized gain (loss)	1.35	(6.20)	0.73	2.91	2.57
Total operations	1.52	(6.03)	0.87	3.04	2.66
Distributions
From net investment income	(0.13)	(0.10)	(0.17)	(0.08)	(0.12)
From net realized gains	–	(1.95)	(2.36)	(0.90)	(1.00)
Total distributions	(0.13)	(2.05)	(2.53)	(0.98)	(1.12)
Net asset value
End of year	$12.52	$11.13	$19.21	$20.87	$18.81

Total return(b)	13.71%	(34.06%)	4.35%	16.62%	15.73%
Net assets end of year (000’s)	$37,502	$15,319	$33,514	$28,079	$14,908
Ratio and supplemental data
Expenses to average net assets	1.09%	1.08%	1.10%	1.08%	1.09%
Net investment income, to average net assets	1.47%	1.06%	0.70%	0.64%	0.49%
Portfolio turnover rate	128%	85%	67%	60%	69%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

114

Financial Highlights

Transamerica BlackRock Tactical Allocation VP

For a share outstanding throughout each period	Service Class May 1 to Dec 31, 2009(f)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment income(a),(c)	0.34
Net realized and unrealized gain	1.85
Total operations	2.19
Net asset value
End of period	$12.19

Total return(b)	21.90%	(g)
Net assets end of year (000’s)	$42,149
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.50%	(h)
Before reimbursement/fee waiver	0.61%	(h)
Net investment income, to average net assets(c)	4.36%	(h)
Portfolio turnover rate(e)	19%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying affiliated funds.

(f) Commenced operations on May 1, 2009.

(g) Not annualized.

(h) Annualized.

115

Financial Highlights

Transamerica Clarion Global Real Estate Securities VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$7.84	$19.64	$24.54	$19.77	$19.15
Investment operations
Net investment income(a)	0.23	0.38	0.36	0.35	0.27
Net realized and unrealized gain (loss)	2.39	(7.03)	(1.77)	7.45	2.20
Total operations	2.62	(6.65)	(1.41)	7.80	2.47
Distributions
From net investment income	–	(0.47)	(1.73)	(0.33)	(0.32)
From net realized gains	–	(4.68)	(1.76)	(2.70)	(1.53)
Total distributions	–	(5.15)	(3.49)	(3.03)	(1.85)
Net asset value
End of year	$10.46	$7.84	$19.64	$24.54	$19.77

Total return(b)	33.42%	(42.38%)	(6.70%)	42.27%	13.47%
Net assets end of year (000’s)	$493,900	$339,659	$667,356	$922,134	$599,134
Ratio and supplemental data
Expenses to average net assets	0.91%	0.87%	0.84%	0.84%	0.86%
Net investment income, to average net assets	2.73%	2.61%	1.51%	1.59%	1.41%
Portfolio turnover rate	61%	48%	60%	44%	103%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.15	$20.12	$25.06	$20.16	$19.53
Investment operations
Net investment income(a)	0.22	0.36	0.31	0.32	0.23
Net realized and unrealized gain (loss)	2.47	(7.27)	(1.80)	7.58	2.23
Total operations	2.69	(6.91)	(1.49)	7.90	2.46
Distributions
From net investment income	–	(0.38)	(1.69)	(0.30)	(0.30)
From net realized gains	–	(4.68)	(1.76)	(2.70)	(1.53)
Total distributions	–	(5.06)	(3.45)	(3.00)	(1.83)
Net asset value
End of year	$10.84	$8.15	$20.12	$25.06	$20.16

Total return(b)	33.01%	(42.49%)	(6.91%)	41.91%	13.18%
Net assets end of year (000’s)	$18,785	$14,810	$41,216	$53,276	$24,618
Ratio and supplemental data
Expenses to average net assets	1.16%	1.12%	1.09%	1.09%	1.11%
Net investment income, to average net assets	2.46%	2.35%	1.26%	1.39%	1.21%
Portfolio turnover rate	61%	48%	60%	44%	103%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

116

Financial Highlights

Transamerica Convertible Securities VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.21	$12.48	$12.03	$11.20	$12.24
Investment operations
Net investment income(a)	0.19	0.18	0.16	0.15	0.22
Net realized and unrealized gain (loss)	1.73	(4.05)	1.91	1.05	0.19
Total operations	1.92	(3.87)	2.07	1.20	0.41
Distributions
From net investment income	(0.27)	(0.18)	(0.26)	(0.19)	(0.27)
From net realized gains	–	(2.22)	(1.36)	(0.18)	(1.18)
Total distributions	(0.27)	(2.40)	(1.62)	(0.37)	(1.45)
Net asset value
End of year	$7.86	$6.21	$12.48	$12.03	$11.20

Total return(b)	31.30%	(36.87%)	18.63%	10.90%	3.88%
Net assets end of year (000’s)	$125,132	$156,137	$270,218	$429,852	$314,353
Ratio and supplemental data
Expenses to average net assets	0.82%	0.81%	0.79%	0.78%	0.79%
Net investment income, to average net assets	2.82%	1.88%	1.30%	1.26%	1.95%
Portfolio turnover rate	168%	97%	79%	64%	85%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.18	$12.42	$11.98	$11.17	$12.24
Investment operations
Net investment income(a)	0.17	0.14	0.13	0.12	0.19
Net realized and unrealized gain (loss)	1.73	(4.01)	1.91	1.04	0.18
Total operations	1.90	(3.87)	2.04	1.16	0.37
Distributions
From net investment income	(0.24)	(0.15)	(0.24)	(0.17)	(0.26)
From net realized gains	–	(2.22)	(1.36)	(0.18)	(1.18)
Total distributions	(0.24)	(2.37)	(1.60)	(0.35)	(1.44)
Net asset value
End of year	$7.84	$6.18	$12.42	$11.98	$11.17

Total return(b)	31.16%	(37.00%)	18.29%	10.65%	3.54%
Net assets end of year (000’s)	$12,160	$7,777	$18,157	$14,065	$10,710
Ratio and supplemental data
Expenses to average net assets	1.07%	1.06%	1.04%	1.03%	1.04%
Net investment income, to average net assets	2.48%	1.46%	1.02%	1.01%	1.65%
Portfolio turnover rate	168%	97%	79%	64%	85%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

117

Financial Highlights

Transamerica Diversified Equity VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$13.82	$25.01	$22.05	$18.81	$17.69
Investment operations
Net investment income(a)	0.22	0.41	0.31	0.27	0.21
Net realized and unrealized gain (loss)	3.67	(11.21)	3.02	3.23	1.10
Total operations	3.89	(10.80)	3.33	3.50	1.31
Distributions
From net investment income	(0.22)	(0.39)	(0.37)	(0.26)	(0.19)
Total distributions	(0.22)	(0.39)	(0.37)	(0.26)	(0.19)
Net asset value
End of year	$17.49	$13.82	$25.01	$22.05	$18.81

Total return(b)	28.32%	(43.67%)	15.24%	18.79%	7.47%
Net assets end of year (000’s)	$422,067	$288,218	$611,618	$598,312	$581,669
Ratio and supplemental data
Expenses to average net assets	0.91%	0.84%	0.85%	0.87%	0.90%
Net investment income, to average net assets	1.49%	2.03%	1.31%	1.35%	1.20%
Portfolio turnover rate	54%	18%	34%	59%	61%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$13.74	$24.85	$21.93	$18.73	$17.65
Investment operations
Net investment income(a)	0.18	0.37	0.26	0.21	0.16
Net realized and unrealized gain (loss)	3.63	(11.15)	2.99	3.23	1.10
Total operations	3.81	(10.78)	3.25	3.44	1.26
Distributions
From net investment income	(0.19)	(0.33)	(0.33)	(0.24)	(0.18)
Total distributions	(0.19)	(0.33)	(0.33)	(0.24)	(0.18)
Net asset value
End of year	$17.36	$13.74	$24.85	$21.93	$18.73

Total return(b)	27.85%	(43.81%)	14.98%	18.45%	7.23%
Net assets end of year (000’s)	$22,817	$8,498	$24,292	$16,329	$7,930
Ratio and supplemental data
Expenses to average net assets	1.16%	1.09%	1.10%	1.12%	1.15%
Net investment income, to average net assets	1.16%	1.83%	1.11%	1.02%	0.88%
Portfolio turnover rate	54%	18%	34%	59%	61%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

118

Financial Highlights

Transamerica Efficient Markets VP

For a share outstanding throughout each period	Initial Class				Service Class
	December 31, 2009		Nov 10 to Dec 31, 2008(i)		December 31, 2009		Nov 10 to Dec 31, 2008(i)
Net asset value
Beginning of year	$10.39		$10.00		$10.39		$10.00
Investment operations
Net investment income(a), (e)	0.27		0.10		0.25		0.11
Net realized and unrealized gain	1.62		0.29		1.61		0.28
Total operations	1.89		0.39		1.86		0.39
Distributions
From net investment income	(0.01)		–		(0.01)		–
From net realized gains	–	(b)	–		–	(b)	–
Total distributions	(0.01)		–		(0.01)		–
Net asset value
End of year	$12.27		$10.39		$12.24		$10.39

Total return(c)	18.15%		3.90%	(g)	17.86%		3.90%	(g)

Net assets end of year (000’s)	$831		$260		$26,854		$1,157
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.52%		0.52%	(h)	0.77%		0.77%	(h)
Before reimbursement/fee waiver	0.70%		17.77%	(h)	0.95%		18.02%	(h)
Net investment income, to average net assets(e)	2.42%		7.15%	(h)	2.20%		8.04%	(h)
Portfolio turnover rate(f)	37%		2%	(g)	37%		2%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than $(.01) per share.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

(i) Commenced operations on November 10, 2008.

119

Financial Highlights

Transamerica Federated Market Opportunity VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006		2005
Net asset value
Beginning of year	$13.37	$14.66	$15.40	$16.52		$17.59
Investment operations
Net investment income(a)	0.06	0.24	0.41	0.48		0.30
Net realized and unrealized gain (loss)	0.52	(0.85)	(0.50)	–	(b)	0.52
Total operations	0.58	(0.61)	(0.09)	0.48		0.82
Distributions
From net investment income	(0.45)	(0.68)	(0.58)	(0.28)		(0.40)
From net realized gains	(1.35)	–	(0.07)	(1.32)		(1.49)
Total distributions	(1.80)	(0.68)	(0.65)	(1.60)		(1.89)
Net asset value
End of year	$12.15	$13.37	$14.66	$15.40		$16.52

Total return(c)	4.20%	(4.53%)	(0.48%)	2.76%		4.96%
Net assets end of year (000’s)	$285,979	$298,449	$401,656	$518,866		$577,785
Ratio and supplemental data
Expenses to average net assets	0.84%	0.81%	0.82%	0.81%		0.83%
Net investment income, to average net assets	0.47%	1.64%	2.72%	2.94%		1.76%
Portfolio turnover rate	183%	290%	56%	91%		55%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$13.91	$15.20	$15.94	$17.05	$18.12
Investment operations
Net investment income(a)	0.05	0.21	0.38	0.45	0.27
Net realized and unrealized gain (loss)	0.52	(0.87)	(0.52)	0.01	0.54
Total operations	0.57	(0.66)	(0.14)	0.46	0.81
Distributions
From net investment income	(0.39)	(0.63)	(0.53)	(0.25)	(0.39)
From net realized gains	(1.35)	–	(0.07)	(1.32)	(1.49)
Total distributions	(1.74)	(0.63)	(0.60)	(1.57)	(1.88)
Net asset value
End of year	$12.74	$13.91	$15.20	$15.94	$17.05

Total return(c)	3.95%	(4.65%)	(0.70%)	2.47%	4.72%
Net assets end of year (000’s)	$13,590	$14,000	$25,139	$32,406	$32,851
Ratio and supplemental data
Expenses to average net assets	1.09%	1.06%	1.07%	1.06%	1.08%
Net investment income, to average net assets	0.31%	1.38%	2.48%	2.67%	1.54%
Portfolio turnover rate	183%	290%	56%	91%	55%

(a)  Calculated based on average number of shares outstanding.

(b)  Rounds to less than ($0.01) or $0.01.

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

120

Financial Highlights

Transamerica Focus VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$7.43	$13.88	$14.73	$14.71	$14.22
Investment operations
Net investment income(a)	0.07	0.18	0.16	0.18	0.10
Net realized and unrealized gain (loss)	1.99	(4.67)	(0.01)	2.26	0.48
Total operations	2.06	(4.49)	0.15	2.44	0.58
Distributions
From net investment income	(0.21)	(0.21)	(0.20)	(0.16)	(0.09)
From net realized gains	–	(1.75)	(0.80)	(2.26)	–
Total distributions	(0.21)	(1.96)	(1.00)	(2.42)	(0.09)
Net asset value
End of year	$9.28	$7.43	$13.88	$14.73	$14.71

Total return(b)	27.91%	(36.36%)	1.04%	18.56%	4.08%
Net assets end of year (000’s)	$156,691	$146,079	$297,425	$370,692	$379,373
Ratio and supplemental data
Expenses to average net assets	0.90%	0.86%	0.87%	0.88%	0.86%
Net investment income, to average net assets	0.94%	1.62%	1.11%	1.22%	0.68%
Portfolio turnover rate	131%	35%	15%	15%	33%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$7.41	$13.83	$14.69	$14.68	$14.21
Investment operations
Net investment income(a)	0.05	0.15	0.13	0.15	0.06
Net realized and unrealized gain (loss)	1.98	(4.66)	(0.02)	2.25	0.48
Total operations	2.03	(4.51)	0.11	2.40	0.54
Distributions
From net investment income	(0.17)	(0.16)	(0.17)	(0.13)	(0.07)
From net realized gains	–	(1.75)	(0.80)	(2.26)	–
Total distributions	(0.17)	(1.91)	(0.97)	(2.39)	(0.07)
Net asset value
End of year	$9.27	$7.41	$13.83	$14.69	$14.68

Total return(b)	27.57%	(36.54%)	0.77%	18.29%	3.81%
Net assets end of year (000’s)	$5,301	$4,065	$11,910	$12,810	$8,680
Ratio and supplemental data
Expenses to average net assets	1.15%	1.11%	1.12%	1.13%	1.11%
Net investment income, to average net assets	0.66%	1.35%	0.86%	0.99%	0.44%
Portfolio turnover rate	131%	35%	15%	15%	33%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts

121

Financial Highlights

Transamerica Foxhall Emerging Markets/Pacific Rim VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(h)		Service Class Jul 1 to Dec 31, 2009(h)

Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.12		0.38
Net realized and unrealized gain	0.84		0.56
Total operations	0.96		0.94
Net asset value
End of period	$10.96		$10.94

Total return(b)	9.60%	(f)	9.40%	(f)

Net assets end of period (000’s)	$12,102		$4,370
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(g)	1.25%	(g)
Before reimbursement/fee waiver	1.87%	(g)	2.12%	(g)
Net investment income, to average net assets(d)	2.29%	(g)	7.03%	(g)
Portfolio turnover rate(e)	207%	(f)	207%	(f)

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Does not include expenses of the investment companies in which the fund invests.

(d)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying funds.

(f)  Not annualized.

(g)  Annualized.

(h)  Commenced operations on July 1, 2009.

122

Financial Highlights

Transamerica Foxhall Global Conservative VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(i)		Service Class Jul 1 to Dec 31, 2009(i)

Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.09		0.17
Net realized and unrealized loss	—	(b)	(0.09)
Total operations	0.09		0.08
Net asset value
End of period	$10.09		$10.08

Total return(c)	0.90%	(g)	0.80%	(g)

Net assets end of period (000’s)	$1,880		$2,971
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	3.67%	(h)	3.92%	(h)
Net investment income, to average net assets(e)	1.80%	(h)	3.42%	(h)
Portfolio turnover rate(f)	198%	(g)	198%	(g)

(a)  Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Does not include expenses of the investment companies in which the fund invests.

(e)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f)  Does not include the portfolio activity of the underlying funds.

(g)  Not annualized.

(h)  Annualized.

(i)  Commenced operations on July 1, 2009.

123

Financial Highlights

Transamerica Foxhall Global Growth VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(h)		Service Class Jul 1 to Dec 31, 2009(h)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.11		0.30
Net realized and unrealized gain	0.92		0.71
Total operations	1.03		1.01
Net asset value
End of period	$11.03		$11.01

Total return(b)	10.30%	(f)	10.10%	(f)

Net assets end of period (000’s)	$12,318		$5,513
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(g)	1.25%	(g)
Before reimbursement/fee waiver	1.87%	(g)	2.12%	(g)
Net investment income, to average net assets(d)	2.04%	(g)	5.46%	(g)
Portfolio turnover rate(e)	255%	(f)	255%	(f)

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Does not include expenses of the investment companies in which the fund invests.

(d)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying funds.

(f)  Not annualized.

(g)  Annualized.

(h)  Commenced operations on July 1, 2009.

124

Financial Highlights

Transamerica Foxhall Global Hard Asset VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(h)		Service Class Jul 1 to Dec 31, 2009(h)

Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.07		0.23
Net realized and unrealized gain	0.27		0.10
Total operations	0.34		0.33
Net asset value
End of period	$10.34		$10.33

Total return(b)	3.40%	(f)	3.30%	(f)

Net assets end of period (000’s)	$7,065		$3,262
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(g)	1.25%	(g)
Before reimbursement/fee waiver	2.19%	(g)	2.44%	(g)
Net investment income, to average net assets(d)	1.30%	(g)	4.57%	(g)
Portfolio turnover rate(e)	248%	(f)	248%	(f)

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Does not include expenses of the investment companies in which the fund invests.

(d)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying funds.

(f)  Not annualized.

(g)  Annualized.

(h)  Commenced operations on July 1, 2009.

125

Financial Highlights

Transamerica Growth Opportunities VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008		2007	2006	2005
Net asset value
Beginning of year	$7.74	$18.18		$16.00	$15.69	$14.66
Investment operations
Net investment income (loss)(a)	– (b)	0.03		(0.01)	0.01	0.04
Net realized and unrealized gain (loss)	2.85	(6.12)		3.58	0.76	2.18
Total operations	2.85	(6.09)		3.57	0.77	2.22
Distributions
From net investment income	(0.03)	–		(0.01)	(0.04)	–
From net realized gains	–	(4.35)		(1.38)	(0.42)	(1.19)
Total distributions	(0.03)	(4.35)		(1.39)	(0.46)	(1.19)
Net asset value
End of year	$10.56	$7.74		$18.18	$16.00	$15.69

Total return(c)	36.86%	(40.90%)		23.09%	5.10%	16.23%
Net assets end of year (000’s)	$288,629	$180,962		$485,162	$478,963	$445,761
Ratio and supplemental data
Expenses to average net assets	0.88%	0.85%		0.83%	0.84%	0.86%
Net investment income (loss), to average net assets	0.04%	0.25%		(0.08%)	0.05%	0.30%
Portfolio turnover rate	60%	47%		73%	68%	44%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008		2007	2006	2005
Net asset value
Beginning of year	$7.64	$18.00		$15.88	$15.59	$14.61
Investment operations
Net investment loss(a)	(0.02)	–	(b)	(0.06)	(0.03)	–	(b)
Net realized and unrealized gain (loss)	2.81	(6.05)		3.56	0.75	2.17
Total operations	2.79	(6.05)		3.50	0.72	2.17
Distributions
From net investment income	–	–		–	(0.01)	–
From net realized gains	–	(4.31)		(1.38)	(0.42)	(1.19)
Total distributions	–	(4.31)		(1.38)	(0.43)	(1.19)
Net asset value
End of year	$10.43	$7.64		$18.00	$15.88	$15.59

Total return(c)	36.52%	(41.06%)		22.74%	4.90%	15.93%
Net assets end of year (000’s)	$11,126	$7,425		$20,062	$16,847	$14,980
Ratio and supplemental data
Expenses to average net assets	1.13%	1.10%		1.08%	1.09%	1.11%
Net investment loss, to average net assets	(0.20%)	–%	(d)	(0.33%)	(0.20%)	0.03%
Portfolio turnover rate	60%	47%		73%	68%	44%
(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Rounds to less than (0.01%) or 0.01%.

126

Financial Highlights

Transamerica Hanlon Balanced VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.49		0.62
Net realized and unrealized gain	0.91		0.76
Total operations	1.40		1.38
Net asset value
End of period	$11.40		$11.38

Total return(b)	14.00%	(g)	13.80%	(g)

Net assets end of year (000’s)	$5,067		$3,186
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	2.06%	(h)	2.31%	(h)
Net investment income, to average net assets(e)	6.78%	(h)	8.50%	(h)
Portfolio turnover rate(f)	48%	(g)	48%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

127

Financial Highlights

Transamerica Hanlon Growth VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.48		0.62
Net realized and unrealized gain	1.04		0.88
Total operations	1.52		1.50
Net asset value
End of period	$11.52		$11.50

Total return(b)	15.20%	(g)	15.00%	(g)

Net assets end of year (000’s)	$10,661		$2,093
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	1.53%	(h)	1.78%	(h)
Net investment income, to average net assets(e)	6.64%	(h)	8.51%	(h)
Portfolio turnover rate(f)	68%	(g)	68%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

128

Financial Highlights

Transamerica Hanlon Growth and Income VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.48		0.58
Net realized and unrealized gain	0.95		0.84
Total operations	1.43		1.42
Net asset value
End of period	$11.43		$11.42

Total return(b)	14.30%	(g)	14.20%	(g)

Net assets end of year (000’s)	$6,712		$2,285
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	1.88%	(h)	2.13%	(h)
Net investment income, to average net assets(e)	6.73%	(h)	8.02%	(h)
Portfolio turnover rate(f)	56%	(g)	56%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

129

Financial Highlights

Transamerica Hanlon Managed Income VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.35		0.39
Net realized and unrealized gain	0.74		0.69
Total operations	1.09		1.08
Net asset value
End of period	$11.09		$11.08

Total return(b)	10.90%	(g)	10.80%	(g)

Net assets end of year (000’s)	$17,794		$19,495
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	1.32%	(h)	1.57%	(h)
Net investment income, to average net assets(e)	4.90%	(h)	5.29%	(h)
Portfolio turnover rate(f)	99%	(g)	99%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

130

Financial Highlights

Transamerica Index 35 VP

For a share outstanding throughout each period	Initial Class Nov 19 to Dec 31, 2009(h)		Service Class Nov 19 to Dec 31, 2009(h)
Net asset value
Beginning of year	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.07		0.10
Net realized and unrealized gain	(0.07)		(0.10)
Total operations	0.00		0.00
Net asset value
End of period	$10.00		$10.00

Total return(b)	–%	(f)	–%	(f)

Net assets end of year (000’s)	$250		$1,755
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.37%	(g)	0.62%	(g)
Before reimbursement/fee waiver	27.72%	(g)	27.97%	(g)
Net investment income, to average net assets(d)	5.92%	(g)	8.60%	(g)
Portfolio turnover rate(e)	1%	(f)	1%	(f)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying funds.

(f) Not annualized.

(g) Annualized.

(h) Commenced operations on November 19, 2009.

131

Financial Highlights

Transamerica Index 50 VP

For a share outstanding throughout each period	Initial Class			Service Class
	December 31, 2009	May 1 to Dec 31, 2008(h)		December 31, 2009	May 1 to Dec 31, 2008(h)
Net asset value
Beginning of year	$8.28	$10.00		$8.26	$10.00
Investment operations
Net investment income(a),(d)	0.26	0.25		0.28	0.38
Net realized and unrealized gain (loss)	1.12	(1.97)		1.08	(2.12)
Total operations	1.38	(1.72)		1.36	(1.74)
Distributions
From net investment income	(0.03)	—		(0.02)	—
Total distributions	(0.03)	—		(0.02)	—
Net asset value
End of year	$9.63	$8.28		$9.60	$8.26

Total return(b)	16.62%	(17.20)%	(f)	16.53%	(17.40)%	(f)

Net assets end of year (000’s)	$378	$315		$191,443	$22,471
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.37%	0.37%	(g)	0.62%	0.62%	(g)
Before reimbursement/fee waiver	0.38%	1.23%	(g)	0.63%	1.48%	(g)
Net investment income, to average net assets(d)	2.91%	4.21%	(g)	3.09%	7.06%	(g)
Portfolio turnover rate(e)	27%	17%	(f)	27%	17%	(f)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying funds.

(f) Not annualized.

(g) Annualized.

(h) Commenced operations on May 1, 2008.

132

Financial Highlights

Transamerica Index 75 VP

For a share outstanding throughout each period	Initial Class				Service Class
	December 31, 2009		May 1 to Dec 31, 2008(i)		December 31, 2009		May 1 to Dec 31, 2008(i)
Net asset value
Beginning of year	$7.31		$10.00		$7.29		$10.00
Investment operations
Net investment income(a),(e)	0.16		0.33		0.23		0.38
Net realized and unrealized gain (loss)	1.57		(3.02)		1.46		(3.09)
Total operations	1.73		(2.69)		1.69		(2.71)
Distributions
From net investment income	(0.03)		—		(0.03)		—
From net realized gains	—	(b)	—		—	(b)	—
Total distributions	(0.03)		—		(0.03)		—
Net asset value
End of year	$9.01		$7.31		$8.95		$7.29

Total return(c)	23.68%		(26.90)%	(g)	23.18%		(27.10)%	(g)

Net assets end of year (000’s)	$1,016		$2		$431,394		$57
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.37%		0.37%	(h)	0.62%		0.62%	(h)
Before reimbursement/fee waiver	0.35%		0.67%	(h)	0.60%		0.92%	(h)
Net investment income, to average net assets(e)	2.17%		6.63%	(h)	2.75%		7.71%	(h)
Portfolio turnover rate(f)	24%		11%	(g)	24%		11%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

(i) Commenced operations on May 1, 2008.

133

Financial Highlights

Transamerica Index 100 VP

For a share outstanding throughout each period
	Initial Class Nov 19 to Dec 31, 2009(h)		Service Class Nov 19 to Dec 31, 2009(h)
Net asset value
Beginning of year	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.10		0.14
Net realized and unrealized gain	0.16		0.12
Total operations	0.26		0.26
Net asset value
End of period	$10.26		$10.26

Total return(b)	2.60%	(f)	2.60%	(f)

Net assets end of year (000’s)	$257		$640
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.40%	(g)	0.65%	(g)
Before reimbursement/fee waiver	61.05%	(g)	61.30%	(g)
Net investment income, to average net assets(d)	8.52%	(g)	12.07%	(g)
Portfolio turnover rate(e)	7%	(f)	7%	(f)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying funds.

(f) Not annualized.

(g) Annualized.

(h) Commenced operations on November 19, 2009.

134

Financial Highlights

Transamerica International Moderate Growth VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,				May 1 to Dec 31, 2006(h)
	2009	2008	2007
Net asset value
Beginning of year	$6.72	$11.12	$10.43		$10.00
Investment operations
Net investment income(a),(c)	0.25	0.26	0.56		0.85
Net realized and unrealized gain (loss)	1.73	(4.14)	0.34		(0.42)
Total operations	1.98	(3.88)	0.90		0.43
Distributions
From net investment income	(0.20)	(0.21)	(0.13)		—
From net realized gains	—	(0.31)	(0.08)		—
Total distributions	(0.20)	(0.52)	(0.21)		—
Net asset value
End of year	$8.50	$6.72	$11.12		$10.43

Total return(b)	29.69%	(36.12)%	8.69%		4.30%	(f)

Net assets end of year (000’s)	$19,430	$15,195	$24,495		$7,516
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.14%	0.15%	0.19%	(i)	0.25%	(g)
Before reimbursement/fee waiver	0.14%	0.15%	0.19%	(i)	0.39%	(g)
Net investment income, to average net assets(c)	3.43%	2.76%	5.05%		12.92%	(g)
Portfolio turnover rate(e)	31%	19%	1%		1%	(f)

For a share outstanding throughout each period	Service Class
	Year Ended December 31,				May 1 to Dec 31, 2006(h)
	2009	2008	2007
Net asset value
Beginning of year	$6.68	$11.08	$10.41		$10.00
Investment operations
Net investment income(a),(c)	0.25	0.28	0.57		0.84
Net realized and unrealized gain (loss)	1.70	(4.17)	0.31		(0.43)
Total operations	1.95	(3.89)	0.88		0.41
Distributions
From net investment income	(0.19)	(0.20)	(0.13)		—
From net realized gains	—	(0.31)	(0.08)		—
Total distributions	(0.19)	(0.51)	(0.21)		—
Net asset value
End of year	$8.44	$6.68	$11.08		$10.41

Total return(b)	29.33%	(36.32)%	8.49%		4.10%	(f)

Net assets end of year (000’s)	$422,402	$255,872	$225,620		$44,053
Ratio and supplemental data

Expenses to average net assets(d)
After reimbursement/fee waiver	0.39%	0.40%	0.44%	(i)	0.50%	(g)
Before reimbursement/fee waiver	0.39%	0.40%	0.44%	(i)	0.64%	(g)
Net investment income, to average net assets(c)	3.40%	3.08%	5.18%		12.63%	(g)
Portfolio turnover rate(e)	31%	19%	1%		1%	(f)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

135

(c) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying affiliated funds.

(f) Not annualized.

(g) Annualized.

(h) Commenced operations on May 1, 2006.

(i) Ratio is inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

136

Financial Highlights

Transamerica Jennison Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008		2007	2006	2005
Net asset value
Beginning of year	$5.00	$8.25		$7.86	$8.55	$8.01
Investment operations
Net investment income (loss)(a)	0.01	0.02		0.01	0.01	(0.01)
Net realized and unrealized gain (loss)	2.04	(2.99)		0.86	0.08	1.07
Total operations	2.05	(2.97)		0.87	0.09	1.06
Distributions
From net investment income	(0.01)	(0.01)		(0.01)	–	(0.02)
From net realized gains	–	(0.27)		(0.47)	(0.78)	(0.50)
Total distributions	(0.01)	(0.28)		(0.48)	(0.78)	(0.52)
Net asset value
End of year	$7.04	$5.00		$8.25	$7.86	$8.55

Total return(c)	41.00%	(37.01%)		11.51%	1.96%	13.79%
Net assets end of year (000's)	$476,900	$192,623		$161,847	$145,174	$152,630
Ratio and supplemental data
Expenses to average net assets	0.85%	0.86%		0.86%	0.87%	0.87%
Net investment income (loss), to average net assets	0.16%	0.29%		0.16%	0.07%	(0.14%)
Portfolio turnover rate	76%	74%		72%	78%	67%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008		2007	2006	2005
Net asset value
Beginning of year	$4.94	$8.16		$7.79	$8.51	$7.98
Investment operations
Net investment loss(a)	(0.01)	–	(b)	(0.01)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	2.02	(2.95)		0.85	0.08	1.06
Total operations	2.01	(2.95)		0.84	0.06	1.03
Distributions
From net investment income	–	–		–	–	–	(b)
From net realized gains	–	(0.27)		(0.47)	(0.78)	(0.50)
Total distributions	–	(0.27)		(0.47)	(0.78)	(0.50)
Net asset value
End of year	$6.95	$4.94		$8.16	$7.79	$8.51

Total return(c)	40.69%	(37.11%)		11.28%	1.60%	13.52%
Net assets end of year (000's)	$3,324	$695		$1,223	$838	$469
Ratio and supplemental data
Expenses to average net assets	1.10%	1.11%		1.11%	1.12%	1.12%
Net investment income (loss), to average net assets	(0.13%)	0.01%		(0.13%)	(0.21%)	(0.41%)
Portfolio turnover rate	76%	74%		72%	78%	67%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

137

Financial Highlights

Transamerica JPMorgan Core Bond VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.95	$11.81	$11.66	$11.83	$12.23
Investment operations
Net investment income(a)	0.73	0.58	0.52	0.53	0.54
Net realized and unrealized gain (loss)	0.40	0.06	0.26	(0.07)	(0.26)
Total operations	1.13	0.64	0.78	0.46	0.28
Distributions
From net investment income	(0.58)	(0.50)	(0.63)	(0.63)	(0.66)
From net realized gains	(0.09)	–	–	–	(0.02)
Total distributions	(0.67)	(0.50)	(0.63)	(0.63)	(0.68)
Net asset value
End of year	$12.41	$11.95	$11.81	$11.66	$11.83

Total return(b)	9.58%	5.58%	6.85%	3.92%	2.30%
Net assets end of year (000's)	$159,532	$135,307	$142,788	$157,167	$185,820
Ratio and supplemental data
Expenses to average net assets	0.57%	0.55%	0.58%	0.57%	0.59%
Net investment income, to average net assets	5.95%	4.88%	4.46%	4.54%	4.42%
Portfolio turnover rate	18%	28%	4%	5%	6%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$12.58	$12.43	$12.24	$12.41	$12.81
Investment operations
Net investment income(a)	0.74	0.58	0.52	0.53	0.53
Net realized and unrealized gain (loss)	0.43	0.06	0.27	(0.09)	(0.27)
Total operations	1.17	0.64	0.79	0.44	0.26
Distributions
From net investment income	(0.55)	(0.49)	(0.60)	(0.61)	(0.64)
From net realized gains	(0.09)	–	–	–	(0.02)
Total distributions	(0.64)	(0.49)	(0.60)	(0.61)	(0.66)
Net asset value
End of year	$13.11	$12.58	$12.43	$12.24	$12.41

Total return(b)	9.38%	5.25%	6.61%	3.63%	2.07%
Net assets end of year (000's)	$16,511	$13,957	$11,460	$10,591	$8,293
Ratio and supplemental data
Expenses to average net assets	0.82%	0.80%	0.83%	0.82%	0.84%
Net investment income, to average net assets	5.73%	4.65%	4.21%	4.29%	4.16%
Portfolio turnover rate	18%	28%	4%	5%	6%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

138

Financial Highlights

Transamerica JPMorgan Enhanced Index VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.15	$16.43	$16.35	$14.34	$14.04
Investment operations
Net investment income(a)	0.14	0.20	0.19	0.17	0.13
Net realized and unrealized gain (loss)	2.26	(5.49)	0.56	2.01	0.35
Total operations	2.40	(5.29)	0.75	2.18	0.48
Distributions
From net investment income	(0.19)	(0.23)	(0.21)	(0.17)	(0.18)
From net realized gains	–	(2.76)	(0.46)	–	–
Total distributions	(0.19)	(2.99)	(0.67)	(0.17)	(0.18)
Net asset value
End of year	$10.36	$8.15	$16.43	$16.35	$14.34

Total return(b)	29.59%	(37.35%)	4.54%	15.31%	3.46%
Net assets end of year (000’s)	$107,759	$83,543	$164,761	$193,322	$200,857
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.84%	0.82%	0.81%	0.81%	0.83%
Before reimbursement/fee waiver	0.85%	0.82%	0.81%	0.81%	0.83%
Net investment income, to average net assets	1.57%	1.59%	1.13%	1.16%	0.95%
Portfolio turnover rate	117%	74%	55%	55%	42%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.17	$16.45	$16.37	$14.36	$14.08
Investment operations
Net investment income(a)	0.12	0.17	0.15	0.14	0.10
Net realized and unrealized gain (loss)	2.26	(5.50)	0.56	2.00	0.35
Total operations	2.38	(5.33)	0.71	2.14	0.45
Distributions
From net investment income	(0.15)	(0.19)	(0.17)	(0.13)	(0.17)
From net realized gains	–	(2.76)	(0.46)	–	–
Total distributions	(0.15)	(2.95)	(0.63)	(0.13)	(0.17)
Net asset value
End of year	$10.40	$8.17	$16.45	$16.37	$14.36

Total return(b)	29.32%	(37.52%)	4.30%	14.96%	3.20%
Net assets end of year (000’s)	$4,671	$3,116	$7,051	$6,851	$7,462
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.09%	1.07%	1.06%	1.06%	1.08%
Before reimbursement/fee waiver	1.10%	1.07%	1.06%	1.06%	1.08%
Net investment income, to average net assets	1.32%	1.32%	0.88%	0.91%	0.71%
Portfolio turnover rate	117%	74%	55%	55%	42%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

139

Financial Highlights

Transamerica JPMorgan Mid Cap Value VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.25	$15.79	$16.60	$15.89	$14.81
Investment operations
Net investment income(a)	0.18	0.19	0.19	0.17	0.13
Net realized and unrealized gain (loss)	2.22	(4.89)	0.29	2.39	1.22
Total operations	2.40	(4.70)	0.48	2.56	1.35
Distributions
From net investment income	(0.18)	(0.20)	(0.17)	(0.15)	(0.03)
From net realized gains	(0.31)	(1.64)	(1.12)	(1.70)	(0.24)
Total distributions	(0.49)	(1.84)	(1.29)	(1.85)	(0.27)
Net asset value
End of year	$11.16	$9.25	$15.79	$16.60	$15.89

Total return(b)	26.41%	(32.88%)	2.83%	17.25%	9.15%
Net assets end of year (000’s)	$238,019	$190,306	$336,861	$353,498	$338,377
Ratio and supplemental data
Expenses to average net assets	0.89%	0.88%	0.87%	0.88%	0.89%	(c)
Net investment income, to average net assets	1.85%	1.40%	1.10%	1.02%	0.82%
Portfolio turnover rate	34%	43%	45%	40%	68%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.22	$15.73	$16.54	$15.83	$14.77
Investment operations
Net investment income(a)	0.16	0.14	0.15	0.13	0.09
Net realized and unrealized gain (loss)	2.21	(4.87)	0.28	2.37	1.22
Total operations	2.37	(4.73)	0.43	2.50	1.31
Distributions
From net investment income	(0.13)	(0.14)	(0.12)	(0.09)	(0.01)
From net realized gains	(0.31)	(1.64)	(1.12)	(1.70)	(0.24)
Total distributions	(0.44)	(1.78)	(1.24)	(1.79)	(0.25)
Net asset value
End of year	$11.15	$9.22	$15.73	$16.54	$15.83

Total return(b)	26.12%	(33.08%)	2.53%	16.96%	8.86%
Net assets end of year (000’s)	$669	$161	$435	$516	$614
Ratio and supplemental data
Expenses to average net assets	1.14%	1.13%	1.12%	1.13%	1.14%	(c)
Net investment income, to average net assets	1.63%	1.08%	0.89%	0.77%	0.59%
Portfolio turnover rate	34%	43%	45%	40%	68%

(a)  Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Includes recaptured expense by the investment adviser. The impact of recaptured expense was 0.02%.

140

Financial Highlights

Transamerica MFS International Equity VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$4.98	$8.88	$10.03	$8.75	$8.61
Investment operations
Net investment income(a)	0.08	0.15	0.18	0.08	0.11
Net realized and unrealized gain (loss)	1.53	(3.04)	0.63	1.88	0.92
Total operations	1.61	(2.89)	0.81	1.96	1.03
Distributions
From net investment income	(0.15)	(0.13)	(0.10)	(0.14)	(0.07)
From net realized gains	—	(0.88)	(1.86)	(0.54)	(0.82)
Total distributions	(0.15)	(1.01)	(1.96)	(0.68)	(0.89)
Net asset value
End of year	$6.44	$4.98	$8.88	$10.03	$8.75

Total return(b)	32.68%	(35.29%)	9.15%	23.07%	12.86%
Net assets end of year (000’s)	$191,514	$167,025	$327,306	$354,278	$265,260
Ratio and supplemental data
Expenses to average net assets	1.08%	1.05%	1.05%	1.07%	1.10%
Net investment income, to average net assets	1.58%	2.03%	1.77%	0.79%	1.30%
Portfolio turnover rate	18%	26%	35%	138%	103%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$4.92	$8.80	$9.97	$8.70	$8.59
Investment operations
Net investment income(a)	0.06	0.12	0.12	0.05	0.08
Net realized and unrealized gain (loss)	1.51	(3.01)	0.66	1.89	0.91
Total operations	1.57	(2.89)	0.78	1.94	0.99
Distributions
From net investment income	(0.13)	(0.11)	(0.09)	(0.13)	(0.06)
From net realized gains	—	(0.88)	(1.86)	(0.54)	(0.82)
Total distributions	(0.13)	(0.99)	(1.95)	(0.67)	(0.88)
Net asset value
End of year	$6.36	$4.92	$8.80	$9.97	$8.70

Total return(b)	32.24%	(35.54%)	8.87%	22.92%	12.42%
Net assets end of year (000’s)	$13,324	$7,656	$14,658	$8,120	$3,850
Ratio and supplemental data
Expenses to average net assets	1.33%	1.30%	1.30%	1.32%	1.35%
Net investment income, to average net assets	1.17%	1.76%	1.27%	0.55%	0.97%
Portfolio turnover rate	18%	26%	35%	138%	103%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

141

Financial Highlights

Transamerica Money Market VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value
Beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00
Investment operations
Net investment income(a)	–	(b)	0.02	0.05	0.05	0.03
Total operations	–	(b)	0.02	0.05	0.05	0.03
Distributions
From net investment income	–	(b)	(0.02)	(0.05)	(0.05)	(0.03)
Total distributions	–	(b)	(0.02)	(0.05)	(0.05)	(0.03)
Net asset value
End of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total return(c)	0.13%		2.37%	4.91%	4.74%	2.89%
Net assets end of year (000’s)	$493,531		$806,629	$495,893	$454,784	$347,350
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.36%	(d)	0.41%	0.40%	0.40%	0.40%
Before reimbursement/fee waiver	0.43%	(d)	0.41%	0.40%	0.40%	0.40%
Net investment income, to average net assets	0.15%		2.31%	4.88%	4.69%	2.84%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value
Beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00
Investment operations
Net investment income(a)	–	(b)	0.02	0.05	0.04	0.03
Total operations	–	(b)	0.02	0.05	0.04	0.03
Distributions
From net investment income	–	(b)	(0.02)	(0.05)	(0.04)	(0.03)
Total distributions	–	(b)	(0.02)	(0.05)	(0.04)	(0.03)
Net asset value
End of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total return(c)	0.04%		2.28%	4.65%	4.48%	2.63%
Net assets end of year (000’s)	$250,760		$297,764	$94,703	$43,663	$29,402
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.46%	(d)	0.66%	0.65%	0.65%	0.65%
Before reimbursement/fee waiver	0.68%	(d)	0.66%	0.65%	0.65%	0.65%
Net investment income, to average net assets	0.04%		1.95%	4.62%	4.47%	2.69%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratios are inclusive of Treasury expense. The impact of this expense was 0.03% on the Initial Class and 0.02% on the Service Class.

142

Financial Highlights

Transamerica Morgan Stanley Active International Allocation VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value
Beginning of year	$8.73		$17.16	$15.29	$12.42	$11.30
Investment operations
Net investment income(a)	0.15		0.28	0.29	0.25	0.18
Net realized and unrealized gain (loss)	2.10		(6.34)	2.05	2.67	1.34
Total operations	2.25		(6.06)	2.34	2.92	1.52
Distributions
From net investment income	(0.02)		(0.49)	(0.47)	(0.05)	(0.40)
From net realized gains	(0.15)		(1.88)	–	–	–
Total distributions	(0.17)		(2.37)	(0.47)	(0.05)	(0.40)
Net asset value
End of year	$10.81		$8.73	$17.16	$15.29	$12.42

Total return(c)	25.88%		(38.83%)	15.60%	23.51%	13.79%
Net assets end of year (000’s)	$129,300		$120,650	$247,159	$230,638	$190,875
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.07%		1.07%	1.02%	0.94%	0.94%
Before reimbursement/fee waiver	1.12%		1.09%	1.04%	1.05%	1.12%
Net investment income, to average net assets	1.66%		2.08%	1.75%	1.84%	1.62%
Portfolio turnover rate	38%		27%	27%	17%	22%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value
Beginning of year	$8.70		$17.12	$15.28	$12.43	$11.32
Investment operations
Net investment income(a)	0.12		0.25	0.25	0.21	0.15
Net realized and unrealized gain (loss)	2.10		(6.33)	2.04	2.67	1.36
Total operations	2.22		(6.08)	2.29	2.88	1.51
Distributions
From net investment income	–	(b)	(0.46)	(0.45)	(0.03)	(0.40)
From net realized gains	(0.15)		(1.88)	–	–	–
Total distributions	(0.15)		(2.34)	(0.45)	(0.03)	(0.40)
Net asset value
End of year	$10.77		$8.70	$17.12	$15.28	$12.43

Total return(c)	25.68%		(39.05%)	15.27%	23.18%	13.61%
Net assets end of year (000’s)	$13,613		$9,046	$17,983	$12,147	$4,917
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.32%		1.32%	1.27%	1.19%	1.19%
Before reimbursement/fee waiver	1.37%		1.34%	1.29%	1.30%	1.37%
Net investment income, to average net assets	1.30%		1.84%	1.47%	1.48%	1.27%
Portfolio turnover rate	38%		27%	27%	17%	22%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

143

Financial Highlights

Transamerica Morgan Stanley Mid-Cap Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008		2007	2006		2005
Net asset value
Beginning of year	$13.59	$25.83		$21.08	$19.18		$17.85
Investment operations
Net investment income (loss)(a)	0.03	–	(b)	0.11	0.05		(0.02)
Net realized and unrealized gain (loss)	8.20	(11.80)		4.64	1.85		1.37
Total operations	8.23	(11.80)		4.75	1.90		1.35
Distributions
From net investment income	–	(0.44)		–	–		(0.02)
Total distributions	–	(0.44)		–	–		(0.02)
Net asset value
End of year	$21.82	$13.59		$25.83	$21.08		$19.18

Total return(c)	60.56%	(46.29%)		22.53%	9.91%		7.55%
Net assets end of year (000’s)	$437,513	$294,219		$648,069	$593,375		$642,496
Ratio and supplemental data
Expenses to average net assets	0.93%	0.87%		0.89%	0.89%		0.92%
Net investment income (loss), to average net assets	0.16%	0.03%		0.47%	0.24%		(0.13%)
Portfolio turnover rate	35%	39%		76%	65%		177%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008		2007	2006		2005
Net asset value
Beginning of year	$13.44	$25.56		$20.91	$19.07		$17.78
Investment operations
Net investment income (loss)(a)	(0.01)	(0.05)		0.05	–	(b)	(0.07)
Net realized and unrealized gain (loss)	8.09	(11.68)		4.60	1.84		1.36
Total operations	8.08	(11.73)		4.65	1.84		1.29
Distributions
From net investment income	–	(0.39)		–	–		–
Total distributions	–	(0.39)		–	–		–
Net asset value
End of year	$21.52	$13.44		$25.56	$20.91		$19.07

Total return(c)	60.12%	(46.44%)		22.24%	9.59%		7.31%
Net assets end of year (000’s)	$10,729	$4,363		$12,057	$6,634		$4,758
Ratio and supplemental data
Expenses to average net assets	1.18%	1.12%		1.14%	1.14%		1.17%
Net investment income (loss), to average net assets	(0.06%)	(0.22%)		0.21%	–%	(d)	(0.40%)
Portfolio turnover rate	35%	39%		76%	65%		177%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Rounds to less than (0.01%) or 0.01%.

144

Financial Highlights

Transamerica Multi Managed Large Cap Core VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.09	$19.04	$18.73	$18.23	$16.90
Investment operations
Net investment income(a)	0.10	0.18	0.19	0.15	0.14
Net realized and unrealized gain (loss)	4.02	(7.25)	1.50	1.59	1.43
Total operations	4.12	(7.07)	1.69	1.74	1.57
Distributions
From net investment income	(0.09)	(0.23)	(0.19)	(0.18)	(0.24)
From net realized gains	–	(2.65)	(1.19)	(1.06)	–
Total distributions	(0.09)	(2.88)	(1.38)	(1.24)	(0.24)
Net asset value
End of year	$13.12	$9.09	$19.04	$18.73	$18.23

Total return(b)	45.41%	(42.08%)	9.25%	10.33%	9.41%
Net assets end of year (000’s)	$199,996	$73,100	$153,192	$180,443	$208,119
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.84%	0.83%	0.82%	0.82%	0.82%
Before reimbursement/fee waiver	0.85%	0.83%	0.82%	0.82%	0.82%
Net investment income, to average net assets	0.91%	1.20%	0.97%	0.81%	0.84%
Portfolio turnover rate	73%	37%	37%	40%	50%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.27	$19.36	$19.04	$18.52	$17.19
Investment operations
Net investment income(a)	0.07	0.14	0.15	0.10	0.10
Net realized and unrealized gain (loss)	4.10	(7.38)	1.51	1.63	1.45
Total operations	4.17	(7.24)	1.66	1.73	1.55
Distributions
From net investment income	(0.08)	(0.20)	(0.15)	(0.15)	(0.22)
From net realized gains	–	(2.65)	(1.19)	(1.06)	–
Total distributions	(0.08)	(2.85)	(1.34)	(1.21)	(0.22)
Net asset value
End of year	$13.36	$9.27	$19.36	$19.04	$18.52

Total return(b)	45.09%	(42.20%)	8.94%	10.06%	9.12%
Net assets end of year (000’s)	$12,453	$1,852	$1,878	$1,428	$1,076
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.09%	1.08%	1.06%	1.07%	1.07%
Before reimbursement/fee waiver	1.10%	1.08%	1.06%	1.07%	1.07%
Net investment income, to average net assets	0.65%	0.98%	0.74%	0.55%	0.59%
Portfolio turnover rate	73%	37%	37%	40%	50%
(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

145

Financial Highlights

Transamerica PIMCO Total Return VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007		2006	2005
Net asset value
Beginning of year	$10.66	$11.65	$10.98		$10.91	$11.12
Investment operations
Net investment income(a)	0.52	0.55	0.50		0.45	0.36
Net realized and unrealized gain (loss)	1.16	(0.86)	0.46		–	(0.10)
Total operations	1.68	(0.31)	0.96		0.45	0.26
Distributions
From net investment income	(0.73)	(0.51)	(0.29)		(0.38)	(0.20)
From net realized gains	(0.36)	(0.17)	–	(b)	–	(0.27)
Total distributions	(1.09)	(0.68)	(0.29)		(0.38)	(0.47)
Net asset value
End of year	$11.25	$10.66	$11.65		$10.98	$10.91

Total return(c)	16.03%	(2.79%)	8.95%		4.21%	2.33%
Net assets end of year (000’s)	$1,365,123	$1,213,602	$1,292,286		$976,434	$726,038
Ratio and supplemental data
Expenses to average net assets	0.70%	0.70%	0.70%		0.73%	0.74%
Net investment income, to average net assets	4.62%	4.87%	4.47%		4.13%	3.28%
Portfolio turnover rate	729%	740%	728%		709%	387%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007		2006	2005
Net asset value
Beginning of year	$10.66	$11.67	$11.00		$10.93	$11.16
Investment operations
Net investment income(a)	0.48	0.51	0.47		0.42	0.34
Net realized and unrealized gain (loss)	1.17	(0.85)	0.47		0.01	(0.11)
Total operations	1.65	(0.34)	0.94		0.43	0.23
Distributions
From net investment income	(0.72)	(0.50)	(0.27)		(0.36)	(0.19)
From net realized gains	(0.36)	(0.17)	–	(b)	–	(0.27)
Total distributions	(1.08)	(0.67)	(0.27)		(0.36)	(0.46)
Net asset value
End of year	$11.23	$10.66	$11.67		$11.00	$10.93

Total return(c)	15.75%	(3.07%)	8.80%		3.90%	2.03%
Net assets end of year (000’s)	$248,133	$65,268	$32,336		$24,957	$23,661
Ratio and supplemental data
Expenses to average net assets	0.95%	0.95%	0.95%		0.98%	0.99%
Net investment income, to average net assets	4.28%	4.55%	4.23%		3.86%	3.10%
Portfolio turnover rate	729%	740%	728%		709%	387%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

146

Financial Highlights

Transamerica ProFund UltraBear VP

For a share outstanding throughout each period	Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment loss(a), (e)	(0.05)
Net realized and unrealized loss	(4.27)
Total operations	(4.32)
Net asset value
End of period	$5.68

Total return(b)	(43.20%)	(g)
Net assets end of year (000’s)	$995
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.23%	(h)
Before reimbursement/fee waiver	12.53%	(h)
Net investment loss, to average net assets(e)	(1.21%)	(h)
Portfolio turnover rate(f)	—%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

147

Financial Highlights

Transamerica Small/Mid Cap Value VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.60	$22.10	$19.58	$18.33	$16.94
Investment operations
Net investment income(a)	0.14	0.28	0.34	0.19	0.16
Net realized and unrealized gain (loss)	4.84	(8.43)	4.35	2.94	2.11
Total operations	4.98	(8.15)	4.69	3.13	2.27
Distributions
From net investment income	(0.44)	(0.29)	(0.21)	(0.18)	(0.08)
From net realized gains	–	(2.06)	(1.96)	(1.70)	(0.80)
Total distributions	(0.44)	(2.35)	(2.17)	(1.88)	(0.88)
Net asset value
End of year	$16.14	$11.60	$22.10	$19.58	$18.33

Total return(b)	43.21%	(40.86%)	24.74%	18.05%	13.56%
Net assets end of year (000’s)	$222,235	$175,980	$463,795	$409,879	$407,351
Ratio and supplemental data
Expenses to average net assets	0.88%	0.86%	0.85%	0.86%	0.86%
Net investment income, to average net assets	1.03%	1.52%	1.57%	0.98%	0.92%
Portfolio turnover rate	89%	60%	18%	24%	33%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.49	$21.94	$19.48	$18.26	$16.92
Investment operations
Net investment income(a)	0.12	0.23	0.27	0.14	0.15
Net realized and unrealized gain (loss)	4.78	(8.36)	4.33	2.94	2.06
Total operations	4.90	(8.13)	4.60	3.08	2.21
Distributions
From net investment income	(0.38)	(0.26)	(0.18)	(0.16)	(0.07)
From net realized gains	–	(2.06)	(1.96)	(1.70)	(0.80)
Total distributions	(0.38)	(2.32)	(2.14)	(1.86)	(0.87)
Net asset value
End of year	$16.01	$11.49	$21.94	$19.48	$18.26

Total return(b)	42.90%	(41.05%)	24.39%	17.82%	13.26%
Net assets end of year (000’s)	$24,407	$12,628	$31,226	$15,822	$10,717
Ratio and supplemental data
Expenses to average net assets	1.13%	1.11%	1.10%	1.11%	1.11%
Net investment income, to average net assets	0.91%	1.29%	1.27%	0.73%	0.82%
Portfolio turnover rate	89%	60%	18%	24%	33%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

148

Financial Highlights

Transamerica T. Rowe Price Small Cap VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$5.27	$10.27	$10.36	$11.08	$12.35
Investment operations
Net investment loss(a)	(0.01)	(0.01)	(0.04)	(0.05)	(0.04)
Net realized and unrealized gain (loss)	2.02	(3.04)	1.03	0.35	1.21
Total operations	2.01	(3.05)	0.99	0.30	1.17
Distributions
From net realized gains	(0.25)	(1.95)	(1.08)	(1.02)	(2.44)
Total distributions	(0.25)	(1.95)	(1.08)	(1.02)	(2.44)
Net asset value
End of year	$7.03	$5.27	$10.27	$10.36	$11.08

Total return(b)	38.70%	(36.25%)	9.61%	3.59%	10.61%
Net assets end of year (000’s)	$128,238	$102,260	$224,187	$253,644	$326,681
Ratio and supplemental data
Expenses to average net assets	0.88%	0.83%	0.82%	0.84%	0.81%
Net investment loss, to average net assets	(0.26%)	(0.13%)	(0.40%)	(0.48%)	(0.36%)
Portfolio turnover rate	34%	30%	45%	34%	49%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$5.19	$10.14	$10.25	$11.00	$12.30
Investment operations
Net investment loss(a)	(0.03)	(0.03)	(0.07)	(0.08)	(0.07)
Net realized and unrealized gain (loss)	1.99	(3.00)	1.01	0.35	1.21
Total operations	1.96	(3.03)	0.94	0.27	1.14
Distributions
From net realized gains	(0.25)	(1.92)	(1.05)	(1.02)	(2.44)
Total distributions	(0.25)	(1.92)	(1.05)	(1.02)	(2.44)
Net asset value
End of year	$6.90	$5.19	$10.14	$10.25	$11.00

Total return(b)	38.33%	(36.40%)	9.27%	3.34%	10.40%
Net assets end of year (000’s)	$14,382	$7,434	$16,329	$17,411	$16,877
Ratio and supplemental data
Expenses to average net assets	1.13%	1.08%	1.07%	1.09%	1.06%
Net investment loss, to average net assets	(0.48%)	(0.38%)	(0.64%)	(0.73%)	(0.63%)
Portfolio turnover rate	34%	30%	45%	34%	49%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

149

Financial Highlights

Transamerica Third Avenue Value VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.50	$21.75	$26.33	$24.22	$20.98
Investment operations
Net investment income(a)	0.13	0.17	0.27	0.25	0.17
Net realized and unrealized gain (loss)	2.78	(7.09)	0.07	3.49	3.74
Total operations	2.91	(6.92)	0.34	3.74	3.91
Distributions
From net investment income	–	(0.70)	(1.07)	(0.21)	(0.12)
From net realized gains	(0.69)	(5.63)	(3.85)	(1.42)	(0.55)
Total distributions	(0.69)	(6.33)	(4.92)	(1.63)	(0.67)
Net asset value
End of year	$10.72	$8.50	$21.75	$26.33	$24.22

Total return(b)	34.88%	(41.15%)	1.20%	16.07%	18.81%
Net assets end of year (000’s)	$185,277	$160,338	$358,128	$1,121,918	$971,322
Ratio and supplemental data
Expenses to average net assets	0.92%	0.88%	0.87%	0.86%	0.87%
Net investment income, to average net assets	1.36%	1.06%	1.05%	1.00%	0.74%
Portfolio turnover rate	8%	13%	13%	17%	19%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.50	$21.70	$26.30	$24.21	$21.02
Investment operations
Net investment income(a)	0.10	0.14	0.19	0.19	0.12
Net realized and unrealized gain (loss)	2.78	(7.09)	0.08	3.49	3.73
Total operations	2.88	(6.95)	0.27	3.68	3.85
Distributions
From net investment income	–	(0.62)	(1.02)	(0.17)	(0.11)
From net realized gains	(0.69)	(5.63)	(3.85)	(1.42)	(0.55)
Total distributions	(0.69)	(6.25)	(4.87)	(1.59)	(0.66)
Net asset value
End of year	$10.69	$8.50	$21.70	$26.30	$24.21

Total return(b)	34.52%	(41.28%)	0.94%	15.78%	18.47%
Net assets end of year (000’s)	$19,759	$16,916	$52,218	$53,118	$36,086
Ratio and supplemental data
Expenses to average net assets	1.17%	1.13%	1.12%	1.11%	1.12%
Net investment income, to average net assets	1.12%	0.83%	0.74%	0.74%	0.53%
Portfolio turnover rate	8%	13%	13%	17%	19%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

150

Financial Highlights

Transamerica U.S. Government Securities VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$12.64	$12.00	$11.86	$11.94	$12.32
Investment operations
Net investment income(a)	0.39	0.44	0.54	0.52	0.43
Net realized and unrealized gain (loss)	0.17	0.47	0.16	(0.14)	(0.15)
Total operations	0.56	0.91	0.70	0.38	0.28
Distributions
From net investment income	(0.31)	(0.27)	(0.56)	(0.44)	(0.50)
From net realized gains	–	–	–	(0.02)	(0.16)
Total distributions	(0.31)	(0.27)	(0.56)	(0.46)	(0.66)
Net asset value
End of year	$12.89	$12.64	$12.00	$11.86	$11.94

Total return(b)	4.47%	7.66%	6.05%	3.27%	2.23%
Net assets end of year (000’s)	$202,820	$247,964	$149,664	$164,070	$186,335
Ratio and supplemental data
Expenses to average net assets	0.61%	0.60%	0.62%	0.62%	0.67%
Net investment income, to average net assets	3.09%	3.60%	4.56%	4.41%	3.50%
Portfolio turnover rate	157%	200%	170%	184%	92%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$12.86	$12.23	$12.09	$12.18	$12.53
Investment operations
Net investment income(a)	0.37	0.39	0.52	0.51	0.41
Net realized and unrealized gain (loss)	0.16	0.51	0.16	(0.14)	(0.16)
Total operations	0.53	0.90	0.68	0.37	0.25
Distributions
From net investment income	(0.29)	(0.27)	(0.54)	(0.44)	(0.44)
From net realized gains	–	–	–	(0.02)	(0.16)
Total distributions	(0.29)	(0.27)	(0.54)	(0.46)	(0.60)
Net asset value
End of year	$13.10	$12.86	$12.23	$12.09	$12.18

Total return(b)	4.20%	7.42%	5.78%	3.06%	1.98%
Net assets end of year (000’s)	$468,117	$620,178	$26,213	$8,572	$7,558
Ratio and supplemental data
Expenses to average net assets	0.86%	0.85%	0.87%	0.87%	0.92%
Net investment income, to average net assets	2.84%	3.14%	4.29%	4.27%	3.27%
Portfolio turnover rate	157%	200%	170%	184%	92%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

151

Financial Highlights

Transamerica WMC Diversified Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$14.98	$28.90	$25.95	$23.87	$20.88
Investment operations
Net investment income (loss)(a)	0.10	0.15	0.05	0.01	(0.02)
Net realized and unrealized gain (loss)	4.26	(13.09)	4.07	2.07	3.43
Total operations	4.36	(12.94)	4.12	2.08	3.41
Distributions
From net investment income	(0.16)	(0.06)	(0.01)	–	(0.08)
From net realized gains	–	(0.92)	(1.16)	–	(0.34)
Total distributions	(0.16)	(0.98)	(1.17)	–	(0.42)
Net asset value
End of year	$19.18	$14.98	$28.90	$25.95	$23.87

Total return(b)	29.20%	(46.00%)	16.29%	8.71%	16.54%
Net assets end of year (000’s)	$1,727,961	$1,442,534	$2,938,220	$3,324,168	$1,670,310
Ratio and supplemental data
Expenses to average net assets	0.79%	0.76%	0.76%	0.77%	0.80%
Net investment income (loss), to average net assets	0.63%	0.63%	0.18%	0.04%	(0.10%)
Portfolio turnover rate	43%	33%	38%	47%	34%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$14.80	$28.59	$25.73	$23.73	$20.80
Investment operations
Net investment income (loss)(a)	0.06	0.08	(0.02)	(0.05)	(0.07)
Net realized and unrealized gain (loss)	4.21	(12.95)	4.04	2.05	3.40
Total operations	4.27	(12.87)	4.02	2.00	3.33
Distributions
From net investment income	(0.08)	–	–	–	(0.06)
From net realized gains	–	(0.92)	(1.16)	–	(0.34)
Total distributions	(0.08)	(0.92)	(1.16)	–	(0.40)
Net asset value
End of year	$18.99	$14.80	$28.59	$25.73	$23.73

Total return(b)	28.90%	(46.17%)	16.04%	8.38%	16.28%
Net assets end of year (000’s)	$29,463	$23,553	$69,701	$64,730	$37,784
Ratio and supplemental data
Expenses to average net assets	1.04%	1.01%	1.01%	1.02%	1.05%
Net investment income (loss), to average net assets	0.37%	0.35%	(0.07%)	(0.22%)	(0.35%)
Portfolio turnover rate	43%	33%	38%	47%	34%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

152

Financial Highlights

Transamerica WMC Diversified Growth II VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$4.70	$10.32	$9.50	$9.49	$11.66
Investment operations
Net investment income(a)	0.06	0.09	0.06	0.05	0.04
Net realized and unrealized gain (loss)	1.48	(4.28)	1.55	0.72	1.62
Total operations	1.54	(4.19)	1.61	0.77	1.66
Distributions
From net investment income	(0.08)	(0.07)	(0.05)	(0.04)	(0.14)
From net realized gains	–	(1.36)	(0.74)	(0.72)	(3.69)
Total distributions	(0.08)	(1.43)	(0.79)	(0.76)	(3.83)
Net asset value
End of year	$6.16	$4.70	$10.32	$9.50	$9.49

Total return(b)	32.95%	(45.59%)	17.72%	8.76%	17.29%
Net assets end of year (000’s)	$14,019	$10,956	$21,551	$19,409	$19,991
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Before reimbursement/fee waiver	0.56%	0.47%	0.47%	0.45%	0.44%
Net investment income, to average net assets	1.07%	1.08%	0.64%	0.49%	0.36%
Portfolio turnover rate	46%	32%	47%	19%	29%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

153

Transamerica Series Trust

P.O. Box 9012

Clearwater, FL 33758-9012

Customer Service: 1-888-233-4339

ADDITIONAL INFORMATION about these portfolios is contained in the Statement of Additional Information, dated May 1, 2010, and in the annual and semi-annual reports to shareholders. The Statement of Additional Information is incorporated by reference into this prospectus. Other information about these portfolios has been filed with and is available from the U.S. Securities and Exchange Commission (“SEC”). Information about the portfolios (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Copies of this information may be obtained upon payment of a duplication fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549-0102. Reports and other information about the portfolios are also available on the SEC’s Internet site at http://www.sec.gov.

To obtain a copy of the Statement of Additional Information or the annual and semi-annual reports, without charge, or to request other information or make other inquiries about these portfolios, call 1-888-233-4339. In the Transamerica Series Trust’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the portfolios’ performance during the last fiscal year.

The Investment Company Act File Number for Transamerica Series Trust is 811-04419.

www.transamericafunds.com Distributor: Transamerica Capital, Inc.

Transamerica Series Trust

PROSPECTUS

May 1, 2010

Fund

Transamerica Convertible Securities VP
Transamerica Growth Opportunities VP
Transamerica Small/Mid Cap Value VP
Transamerica WMC Diversified Growth VP

None of the portfolios of Transamerica Series Trust have a ticker symbol.

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Not insured by FDIC or any federal government agency.	May lose value.	Not a deposit of or guaranteed by any bank, bank affiliate, or credit union.

Information contained in this prospectus may apply to portfolios of Transamerica Series Trust not offered in your policy or contract.

Transamerica Convertible Securities VP

Investment Objective: Seeks maximum total return through a combination of current income and capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.75%	0.75%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.07%	0.07%
Total annual fund operating expenses	0.82%	1.07%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 84	$294	$522	$1,176
Service	$109	$340	$590	$1,306

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 168% of the average value of the portfolio's portfolio.

Principal Investment Strategies: Transamerica Investment Management, LLC (“TIM”), the portfolio’s sub-adviser, will invest, under normal circumstances, at least 80% of the portfolio’s net assets in convertible securities across the credit spectrum. Convertible securities are fixed-income securities that convert into shares of common stock of their issuer. Convertible securities perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price.

TIM may invest the portfolio’s assets in other types of securities, including common stock, and may also invest in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions.

TIM may, but need not, invest in derivatives. TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio’s exposure to changing security prices or other factors that affect security values.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Active Trading – Certain portfolios are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

1

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the portfolio could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the portfolio's ability to dispose of the underlying securities may be restricted.

2

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	09/30/2009	16.86%
Worst Quarter:	12/31/2008	-19.77%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 1, 2002)	31.30%	2.53%	5.22%
Service Class (commenced operations on May 1, 2003)	31.16%	2.29%	6.02%
Bank of America Merrill Lynch All U.S. Convertible Securities Index (reflects no deduction for fees, expenses, or taxes)	49.13%	2.69%	5.34%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Transamerica Investment Management, LLC

Portfolio Managers:

Kirk J. Kim, Portfolio Manager (Lead) since 2002

Peter O. Lopez, Portfolio Manager (Co) since 2002

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to

3

the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4

Transamerica Growth Opportunities VP

Investment Objective: Seeks to maximize long-term growth.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.80%	0.80%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.08%	0.08%
Total annual fund operating expenses	0.88%	1.13%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 90	$313	$554	$1,246
Service	$115	$359	$622	$1,375

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 60% of the average value of the portfolio's portfolio.

Principal Investment Strategies: Transamerica Investment Management, LLC (“TIM”), the portfolio's sub-adviser, under normal circumstances, invests at least 65% of the portfolio's assets in equity securities. A significant portion of the portfolio's assets may be invested in the securities of companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase. TIM uses a “bottom-up” approach to investing and builds the portfolio one company at a time by investing portfolio assets in equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show strong potential for steady growth; high barriers to competition; and experienced management. TIM believes that companies with small- and medium-sized capitalization levels are less actively followed by security analysts, and, therefore, they may be undervalued, providing strong opportunities for a rise in value.

The portfolio may invest in debt securities in pursuit of its investment objective.

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are

5

used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

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• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc., which employed different strategies.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	20.36%
Worst Quarter:	12/31/2008	-24.04%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 2, 2001)	36.86%	3.99%	6.90%
Service Class (commenced operations on May 1, 2003)	36.52%	3.73%	9.01%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses, or taxes)	46.29%	2.40%	2.26%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Transamerica Investment Management, LLC

Portfolio Managers:

Edward S. Han, Portfolio Manager (Lead) since 2005

John J. Huber, CFA, Portfolio Manager (Lead) since 2005

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus

7

and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8

Transamerica Small/Mid Cap Value VP

Investment Objective: Seeks to maximize total return.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.80%	0.80%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.08%	0.08%
Total annual fund operating expenses	0.88%	1.13%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 90	$313	$554	$1,246
Service	$115	$359	$622	$1,375

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 89% of the average value of the portfolio's portfolio.

Principal Investment Strategies: Transamerica Investment Management, LLC (“TIM”), the portfolio's sub-adviser, invests, under normal circumstances, at least 80% of the portfolio's net assets in small- and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion at the time of purchase.

The portfolio generally will invest in small and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability.

The portfolio may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

9

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. TIM has been the portfolio’s sub-adviser since May 1, 2004.

10

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	12/31/2001	44.49%
Worst Quarter:	09/30/2002	-33.09%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 4, 1993)	43.21%	7.21%	10.53%
Service Class (commenced operations on May 3, 2004)	42.90%	6.93%	8.75%
Russell 2500® Value Index (reflects no deduction for fees, expenses, or taxes)	27.68%	0.84%	8.18%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Transamerica Investment Management, LLC

Portfolio Managers:

Jeffrey J. Hoo, CFA, Portfolio Manager (Lead) since 2008

Thomas E. Larkin, III, Portfolio Manager (Co) since 2008

Joshua D. Shaskan, CFA, Portfolio Manager (Co) since 2008

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

11

Transamerica WMC Diversified Growth VP

Investment Objective: Seeks to maximize long-term growth.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.72%	0.72%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.07%	0.07%
Total annual fund operating expenses	0.79%	1.04%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 81	$285	$505	$1,141
Service	$106	$331	$574	$1,271

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 43% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio invests, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria.

The portfolio’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. A "bottom-up" approach is looking at individual companies against the context of broader market factors.

Wellington Management continually monitors every company in the portfolio’s portfolio for fundamental attractiveness. The portfolio typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities,

12

they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Focused Investing – To the extent the portfolio invests in a limited number of issuers, changes in the value of individual securities may have a significant impact on your investment.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

13

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Funds, Inc., which employed different investment strategies.

Prior to April 9, 2010, the portfolio was named Transamerica Equity VP, had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	18.98%
Worst Quarter:	12/31/2008	-24.19%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on December 31, 1980)	29.20%	0.55%	-1.01%
Service Class (commenced operations on May 1, 2003)	28.90%	0.29%	5.59%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	37.21%	1.63%	-3.99%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Wellington Management Company, LLP

Portfolio Manager:

Paul E. Marrkand, CFA, Portfolio Manager since 2010

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to

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the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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More On The Portfolios’ Strategies And Investments

The following provides additional information regarding the portfolios’ strategies and investments described at the front of the prospectus. Information contained in this prospectus may apply to portfolios of Transamerica Series Trust not offered in your policy or contract. Except as otherwise expressly stated for a particular portfolio in this prospectus or in the statement of additional information or as required by law, there is no limit on the amount of a portfolio’s assets that may be invested in a particular type of security or investment.

Transamerica AEGON High Yield Bond VP: The portfolio's sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's net assets in high-yield/high-risk bonds (commonly known as “junk bonds”).

Junk bonds are high risk debt securities rated in medium or lower rating categories or determined by AUIM to be of comparable quality.

AUIM’s strategy is to seek to achieve yields as high as possible while seeking to manage risk. AUIM uses a “top-down/bottom-up” approach in managing the portfolio's assets. The “top-down” approach is to adjust the risk profile of the portfolio. AUIM analyzes four factors that affect the movement of fixed-income bond prices which include: economic indicators; technical indicators that are specific to the high-yield market; investor sentiment and valuation. Analysis of these factors assists AUIM in its decision regarding the portfolio's allocations.

AUIM has developed a proprietary credit model that is the foundation of its “bottom-up” analysis. The model tracks historical cash flow numbers and calculates credit financial ratios. Because high-yield companies are of higher financial risk, AUIM does a thorough credit analysis of all companies in the portfolio, as well as all potential acquisitions.

Each potential buy and sell candidate is analyzed by AUIM from both the “top-down” and “bottom-up” strategies. An industry may look attractive in one area, but not the other. They can review the results of their analysis and decide whether or not to proceed with a transaction.

AUIM may sell portfolio securities when it determines there are changes in economic indicators, technical indicators or valuation.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Asset Allocation – Conservative VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 35% of assets in equities, which may include both stocks and commodity-related securities, and 65% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying funds that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolios, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

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It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other fund investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Asset Allocation – Growth VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

• Under normal circumstances, it expects to invest primarily in underlying portfolios that invest in equities, which may include both stocks and commodity-related securities.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), historical performance, global markets’ current valuations, and other global economic factors.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Asset Allocation – Moderate VP: The portfolio seeks its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 50% of assets in equities, which may include both stocks and commodity-related securities, and 50% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

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As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Asset Allocation – Moderate Growth VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 70% of assets in equities, which may include both stocks and commodity-related securities, and 30% of assets in fixed-income, which may include bonds, cash, cash equivalents and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Balanced VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio's objective by investing, under normal circumstances, primarily in common stocks and high quality bonds with maturities of less than 30 years. TIM allocates the portfolio's assets between equity and debt securities based on its assessment of current business and investment conditions. However, at all times, the portfolio will hold at least 25% of its assets in non-convertible fixed-income securities. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments.

TIM normally invests in a portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM’s equity and fixed-income management teams work together to build a portfolio of growth stocks combined with bonds that TIM considers to be of good credit quality purchased at favorable prices.

TIM uses a “bottom up” approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM’s opinion.

Equity Investments

TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term, above-average rate of return. In projecting free cash flows and determining earnings potential and valuation, TIM uses multiple factors such as:

• the quality of the management team;

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• the company’s ability to earn returns on capital in excess of the cost of capital;

• competitive barriers to entry; and

• the financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments

TIM’s bond management team seeks out bonds with credit strength of the quality that it believes could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. TIM analyzes this market information daily, negotiating each trade and buying bonds at what TIM considers to be the best available prices.

The portfolio may invest in mortgage-backed securities and lower-rated bonds. The portfolio may also invest in derivative securities, including futures, options and options on futures, swaps and foreign securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica BlackRock Global Allocation VP: The Fund seeks to achieve its objective by investing in both equity and debt securities, including money market securities and other short-term securities or instruments, of issuers located around the world. There is no limit on the percentage of assets the Fund can invest in a particular type of security. Generally, the Fund seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. Except as described below, the Fund has no geographic limits on where its investments may be located. This flexibility allows Fund management to look for investments in markets around the world that it believes will provide the best relative asset allocation to meet the Fund’s objective. The Fund may invest in securities of any market capitalization. The Fund may also invest in REITs.

Fund management uses the Fund’s investment flexibility to create a portfolio of assets that, over time, tends to be relatively balanced between equity and debt securities and that is widely diversified among many individual investments. While the Fund can, and does, look for investments in all the markets of the world, it will typically invest a majority of its assets in the securities of companies and governments located in North and South America, Europe, Australia and the Far East. In addition to investing in foreign securities, the Fund actively manages its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. From time to time, the Fund may own foreign cash equivalents or foreign bank deposits as part of the Fund’s investment strategy. The Fund will also invest in non-U.S. currencies, however, the Fund may underweight or overweight a currency based on the Fund management team’s outlook. The Fund may also invest in non-convertible debt securities. Non-convertible debt securities will generally be longer-term securities with the potential for capital appreciation through changes in interest rates, exchange rates or the general perception of the creditworthiness of issuers in certain countries.

The Fund’s composite Reference Benchmark has at all times since the Fund’s formation included a 40% weighting in non-U.S. securities. Throughout its history, the Fund has maintained a weighting in non-US securities, often exceeding the 40% Benchmark weighting and rarely falling below this allocation. Under normal circumstances, the Fund anticipates it will continue to allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by Fund management, in which case the Fund would invest at least 30%) — of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes the Fund may deviate very substantially from the allocation described above.

The Fund may invest a portion of its assets in securities related to real assets (like real estate or precious metals-related securities) such as stock, bonds or convertible bonds issued by real estate investment trusts or companies that mine precious metals.

The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles that exclusively invest in precious metals,

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which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. The Fund may also gain exposure to commodity markets by investing in the Subsidiary. The Subsidiary invests primarily in commodity-related instruments. BlackRock is the manager of the Subsidiary. The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The Fund will limit its investments in the Subsidiary to 25% of its net assets.

The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, BlackRock, in managing the Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described in detail in the SAI. The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Board regarding the Subsidiary’s compliance with its policies and procedures. The Fund and Subsidiary test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary complies with asset segregation requirements to the same extent as the Fund.

BlackRock provides investment management and other services to the Subsidiary. BlackRock does not receive separate compensation from the Subsidiary for providing it with investment management or administrative services. However, the Fund pays BlackRock based on the Fund’s assets, including the assets invested in the Subsidiary. The Subsidiary will also enter into separate contracts for the provision of custody, transfer agency, and audit services with the same or with affiliates of the same service providers that provide those services to the Fund. The financial statements of the Subsidiary will be consolidated with the Fund’s financial statements in the Fund’s Annual and Semi-Annual Reports. The Fund’s Annual and Semi-Annual Reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated in the Fund's prospectus.

In making investment decisions, Fund management tries to identify the long term trends and changes that could benefit particular markets and/or industries relative to other markets and industries. Fund management will consider a variety of factors when selecting the markets, such as the rate of economic growth, natural resources, capital reinvestment and the social and political environment.

In deciding between equity and debt investments, Fund management looks at a number of factors, such as the relative opportunity for capital appreciation, capital recovery risk, dividend yields and the level of interest rates paid on debt securities of different maturities. Dividend yield is a common stock’s annualized dividend stream divided by the stock’s current price, which represents the stock’s current expected rate of current income.

In selecting real assets (like real estate or precious metals-related securities), Fund management identifies real assets that it believes will increase in value because of economic trends and cycles or political or other events.

In selecting stocks and other securities that are convertible into stocks, Fund management emphasizes stocks that it believes are undervalued. Fund management places particular emphasis on companies with below average price/earnings ratios or that may pay above average dividends.

Fund management will invest in “junk” bonds, corporate loans and distressed securities only when it believes that they will provide an attractive total return, relative to their risk, as compared to higher quality debt securities. Distressed securities are securities that are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition or are rated in the lowest rating categories by at least one independent rating agency (CC or lower by S&P or Fitch or Ca or lower by Moody’s), or if unrated, judged to be of comparable quality by Fund management.

Fund management will invest in distressed securities when Fund management believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that the Fund will generally achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization.

Transamerica BlackRock Large Cap Value VP: The portfolio's sub-adviser, BlackRock Investment Management, LLC (“BlackRock”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's net assets in equity securities of large cap companies. The portfolio considers a large cap company to be one which, at the time of purchase, has a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Value Index. As of December 31, 2009, the lowest market capitalization in this group was approximately $6.084 billion.

The portfolio may invest in foreign securities that are represented by American Depositary Receipts. The portfolio may invest in convertible securities, preferred stocks, illiquid securities, and U.S. government debt securities.

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The portfolio will seek to outperform the Russell 1000® Value Index by investing in equity securities that BlackRock believes are selling at below normal valuations. The portfolio emphasizes value-oriented investments.

In selecting securities for the portfolio from its benchmark universe, BlackRock uses a proprietary multi-factor quantitative model. The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth. BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation.

A company’s stock price relative to its earnings and book value, among other factors, is also examined—if BlackRock believes that a company is overvalued, it will not be considered as an investment for any fund. After the initial screening is done, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations. “Fundamental analysis” is a method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an “index” portfolio. In seeking to outperform the benchmark, however, BlackRock reviews potential investments using certain criteria that are based on the securities in the relevant index. These criteria currently include the following:

• Relative price to earnings and price to book ratios

• Stability and quality of earnings

• Earnings momentum and growth

• Weighted median market capitalization of the portfolio

• Allocation among the economic sectors of the portfolio as compared to the applicable index

• Weighted individual stocks within the applicable index

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to the risk with respect to the depository institution holding the cash.

Transamerica BlackRock Tactical Allocation VP: BlackRock Financial Management, Inc. (“BlackRock”), the portfolio’s sub-adviser, seeks to achieve the portfolio’s objective by investing its assets in a combination of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

• Under normal circumstances, the portfolio’s investments in equity funds will vary between 40% and 90% of the portfolio’s net assets, with the remaining portion invested in fixed-income funds, which may include money market funds. Equity exposure increases with higher 10-year swap rates and lower implied volatility. Equity exposure decreases with lower swap rates and higher implied volatility.

• The portfolio’s target level of equity exposure is determined monthly by a proprietary tactical asset allocation model based on specified market factors, such as the 10-year swap rate and implied volatility. The model was provided to Transamerica Asset Management, Inc., the portfolio’s investment adviser, by an affiliated insurance company and is used by that company to develop and price insurance policies and variable annuity contracts. The model is run on the first business day of each month and produces the target equity allocation for the month.

• BlackRock may not vary or override the target level equity exposure regardless of their view of the market outlook. Based on the model’s target allocation, BlackRock selects among the underlying equity and fixed-income funds and rebalances the portfolio’s assets among the underlying portfolios to maintain the target weightings. BlackRock may choose to invest a portion of the portfolio’s assets in one or more underlying portfolios which they sub-advise.

• The equity funds may have fixed-income exposure and the fixed-income funds could likewise have equity exposure. Such exposures are not considered by the model and could impact the performance of the underlying portfolios and the portfolio.

• The portfolio may also invest directly in securities, including U.S. government securities, short-term commercial paper, cash and cash equivalents.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the

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portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

Transamerica Clarion Global Real Estate Securities VP: Under normal circumstances, the portfolio's sub-adviser, ING Clarion Real Estate Securities, LLC (“Clarion”), will invest at least 80% of the portfolio's net assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Clarion considers issuers principally engaged in the real estate industries to be companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's portfolio will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in equity securities of real estate companies which include common stocks of large-, mid- and small-sized issuers, including real estate investment trusts (“REITs”), and convertible securities.

Clarion uses a disciplined two-step process for constructing the portfolio's portfolio. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-backed securities such as pass through certificates, real estate mortgage investment conduit (“REMIC”) certificates, and collateralized mortgage obligations (“CMOs”), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

This portfolio is non-diversified.

Transamerica Convertible Securities VP: The portfolio’s sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the portfolio’s net assets in convertible securities across the credit spectrum. Convertible securities are fixed-income securities that convert into shares of common stock of their issuer.

Convertible securities perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. TIM may also invest the portfolio’s assets in other types of securities, including common stock.

TIM may invest the portfolio’s assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may, but not need, invest in derivatives. TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio’s exposure to changing security prices or other factors that affect security values.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Diversified Equity VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), invests, under normal circumstances, at least 80% of the portfolio's net assets in domestic equity securities. TIM uses an intrinsic valuation discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term, above-average rate of return. The portfolio typically limits its holdings to fewer than 60 companies.

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TIM uses a “bottom-up” approach to investing. It studies industry and economic trends, but focuses on researching individual companies. As part of TIM’s strategy, the portfolio's portfolio is constructed one company at a time. Each company passes through a rigorous research process and stands on its own merits as a viable investment in TIM’s opinion.

In projecting cash flows and determining earnings potential, TIM uses multiple factors such as:

• the quality of the management team

• the company’s ability to earn returns on capital in excess of the cost of capital

• competitive barriers to entry

• the financial condition of the company

In seeking to achieve the portfolio's goal, TIM may invest in securities issued by companies of all sizes. Generally, however, TIM will invest in the securities of companies whose market capitalization (total market value of publicly traded securities) is greater than $500 million.

Consistent with the portfolio's objectives and other policies, TIM may, but need not, invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Efficient Markets VP: The portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), seeks to achieve the portfolio’s objective by investing its assets in a combination of underlying exchange traded funds (“ETFs”) and institutional mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, it expects to allocate substantially all of its assets among the underlying portfolios to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 65% of portfolio assets in institutional mutual funds that invest primarily in equities and 35% of portfolio assets in ETFs that investment primarily in bonds. These percentages may vary. The underlying institutional mutual funds in which the portfolio may invest consist of domestic equity, international equity and value equity funds.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying portfolio based on what it considers to be prudent diversification principles. It seeks to utilize the principle of efficient markets, which assumes that market prices reflect values and information accurately and quickly, in implementing the portfolio’s strategy.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying portfolios that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

It is expected that the portfolio will hold at least four underlying ETFs and six underlying institutional mutual funds. The portfolio may invest in one or more underlying portfolios that may also invest in other funds. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolios at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

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As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio may invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Federated Market Opportunity VP: The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (“Federated”), pursues the portfolio's investment objective by investing, under normal circumstances, in domestic and foreign securities that Federated deems to be undervalued or out-of-favor, and other investments detailed in the strategy below which may include maintaining a cash position invested in traditional cash instruments. Federated can position the fund with respect to various asset classes or individual securities in a net long or a net short position.

Federated’s investment management approach may be described as contrarian in nature because the sub-adviser anticipates that it will invest in out-of-favor securities or deviate from the consensus view on markets in general, a sector, or individual securities.

The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. The portfolio generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships, or “revert to the mean.”

With regard to equity securities, Federated primarily uses the “value” style of investing and selects securities primarily utilizing a “bottom-up” approach to security analysis but also secondarily considers “top-down” analysis and sector allocation. Federated does not generally consider the composition of market indices in its selection of equity securities. Federated’s use of the “value” style of investing seeks to identify and select securities that, in Federated’s opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer’s industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company. Lastly, Federated assembles a portfolio of securities by considering sector allocations. Sectors are broad categories of companies with similar characteristics. Federated determines the sector allocation of the portfolio's portfolio primarily based upon its opinion as to which sectors are, as a whole, priced at a low market valuation when compared with other sectors, and which are currently out-of-favor. Depending on its outlook, Federated may take a short position in a particular asset class, security or other investment.

Federated uses technical analysis of the market as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

Federated may increase the portfolio's cash position if Federated is unable to find a sufficient number of attractive securities. Additionally, Federated anticipates normally keeping a portion of the portfolio's portfolio in cash in order to readily take advantage of buying opportunities, to increase current income or in an effort to preserve capital. The portfolio's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

When investing in fixed-income securities, Federated invests in asset classes within the fixed-income market that it believes offer the best relative value. When searching for asset classes within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. Such asset classes may include non-investment-grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations, as well as U.S. Treasury securities and other investment-grade securities. With regard to non-dollar denominated fixed-income securities, Federated also considers the currency appreciation potential of a given market. The fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities in order to increase or decrease its exposure to foreign interest rate and/or currency

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markets. Federated is not constrained by any duration or maturity range or credit quality when investing the fixed-income portion of the fund.

In addition to investing in equity and fixed-income securities, the portfolio may invest in the following in attempting to achieve its investment objective:

• derivative contracts or hybrid instruments;

• ETFs; and

• investments which give the fund exposure to the price of movement of gold, silver or other precious metals.

The portfolio may also purchase shares of ETFs in order to achieve exposure to a specific region, country, commodity or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in hybrid instruments or derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The portfolio may, for example, use derivative contracts to:

• obtain premiums from the sale of derivative contracts (e.g., write a put option on a security);

• realize gains from trading a derivative contract (e.g., buy a put option in anticipation of a decrease in an underlying security); or

• hedge against potential losses. For example, the portfolio may buy put options on stock indices or individual stocks (even if the stocks are not held by the portfolio) in an attempt to hedge against a decline in stock price.

There can be no assurance that the portfolio's use of derivative contracts or hybrid instruments will work as intended.

The fund may gain exposure to commodities by investing in hybrid instruments. For example, the fund may invest in hybrid instruments which are structured as interest-bearing notes whose amount paid at maturity is determined by the price of an underlying commodity or by the performance of a commodity index. Such commodities may include precious metals (e.g., gold, silver), industrial metals, (e.g., copper, nickel), agricultural and livestock commodities (e.g., wheat, pork), and energy related commodities (e.g., crude oil and natural gas). Finally, the fund may invest in derivatives contracts as part of its hedging strategies. For example, the fund may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which the fund may invest directly.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Focus VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio's objective by investing, under normal circumstances, primarily in domestic equity securities that, in TIM’s opinion, are trading at a material discount to intrinsic value. TIM assesses intrinsic value primarily through discounted cash flow analysis, though acquisition and comparable company valuation analyses may be used to a lesser extent. The portfolio will generally invest in domestic equity securities of any size. The portfolio may also invest up to 10% of its assets in short sale positions. The portfolio may invest up to 20% of its assets in convertible and non-convertible high-yield debt securities rated below investment grade.

TIM will use a “bottom-up” approach to investing. It studies industry and economic trends, but focuses on researching individual companies. The portfolio will be constructed one company at a time. Each company will pass through a research process and stand on its own merits as a viable investment in TIM’s opinion.

TIM’s equity management team seeks to identify U.S. companies showing:

• strong potential for shareholder value creation

• high barriers to competition

• solid free cash flow generating ability

• excellent capital allocation discipline

• experienced management aligned with shareholder interests

TIM seeks out dominant business franchises where the long-term, value-creating potential has not fully been recognized by the market.

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Consistent with the portfolio's objective and other policies, the portfolio may invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

In the event TIM is unable to identify sufficient investments that meet the portfolio's criteria, the portfolio may maintain a balance in cash and cash equivalents that may range up to 40% of total assets.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

This portfolio is non-diversified.

Transamerica Foxhall Emerging Markets/Pacific Rim VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting the market during recessionary trends.

• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, at least 80% of its net assets in ETFs that provide exposure to equity, fixed-income, currency or physical commodities that are economically tied to emerging markets or the Pacific Rim. A company, instrument or product is considered economically tied to emerging markets or the Pacific Rim if it meets one or more of the following criteria:

• principal securities trading in the securities market of an emerging market or a Pacific Rim country

• significant share of their total revenue from either goods or services produced or sales made in emerging markets or a Pacific Rim country

• significant portion of their assets in emerging markets or a Pacific Rim country

• organized under the laws of, or with principal offices in, an emerging market or Pacific Rim country

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

Countries that are considered emerging markets include but are not limited to the following:

Brazil  China   South Africa

Russia   India   South Korea

Countries that are considered Pacific Rim countries include but are not limited to the following:

Taiwan   Japan   Singapore

Malaysia Hong Kong New Zealand

• If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest,

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directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

The portfolio will normally be invested in at least six ETFs during a long-term market uptrend from the Foxhall Emerging Markets/Pacific Rim market segment. It will generally hold fewer in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Foxhall Global Conservative VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting markets during recessionary trends.

• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, approximately 75% of its net assets in ETFs representing debt securities of various maturities and credit quality, of companies and governments worldwide, commodities, foreign or U.S. currency and money market instruments, and approximately 25% of its net assets in ETFs representing stocks in companies all over the world. These percentages may vary.

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

• If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall has established internal guidelines for the fixed-income and equity components of its allocations. The fixed-income allocation is made up of one segment (bonds), while the equity allocation is comprised of three equity segments (developed markets, emerging markets and hard assets (such as real estate, precious metals and natural resources)).

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest, directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

It is expected that the portfolio will hold approximately twenty-two ETFs during a long-term market uptrend and fewer underlying portfolios in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

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The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Foxhall Global Growth VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting the market during recessionary trends.

• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, at least 80% of its net assets in equity ETFs representing stocks in companies all over the world, commodities or foreign or U.S. currency. The portfolio will invest approximately 60% in developed markets ETFs (e.g., United States and Western Europe); 30% in emerging markets (e.g., China and India) and Pacific Rim (e.g., Australia and Japan) ETFs; and 10% in hard assets ETFs (such as real estate, precious metals and natural resources). These percentages may vary.

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

• If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest, directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

It is expected that the portfolio will hold approximately eighteen ETFs during a long-term market uptrend and fewer underlying portfolios in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Foxhall Global Hard Asset VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting the market during recessionary trends.

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• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, at least 80% of its net assets in ETFs that track “hard assets.” Hard assets include precious metals, natural resources, real estate and commodities. Examples of these assets include, but are not limited to, oil, natural gas, wind energy, water resources, metals, currencies, food stuffs, agriculture equipment and services, and timber.

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

• If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”).

It is expected that the portfolio will hold at least six ETFs during a long-term market uptrend and fewer underlying portfolios in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Growth Opportunities VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), under normal circumstances, invests at least 65% of the portfolio's assets in equity securities. Equity securities include common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies.

A significant portion of the portfolio's assets may be invested in the equity securities of companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM uses a “bottom-up” approach to investing and builds the portfolio's portfolio one company at a time. TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

• strong potential for steady growth

• high barriers to competition

• experienced management incentivized along shareholder interests

It is the opinion of TIM that companies with smaller and medium-sized capitalization levels are less actively followed by security analysts, and, therefore, they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests primarily in equity securities, TIM may also, to a lesser extent, invest in debt securities in pursuit of its investment objective.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

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Transamerica Hanlon Balanced VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s equity allocation will generally vary between 25% and 75% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs or closed-end funds, consisting of any mixture of large, medium and small-cap styles and pursuing growth or value strategies. The portfolio’s bond allocation will generally vary between 25% and 75% of its net assets (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency, commodity, real estate and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Hanlon Growth VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s equity allocation will vary between 0% and 100% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs or closed-end funds, consisting of any mixture of large, medium and small-cap styles. Under certain market conditions, up to 100% of the portfolio could be allocated to bond ETFs or closed-end funds (which may include domestic and non-U.S. government and corporate bonds of any credit

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rating). Hanlon may also invest in currency, commodity, real estate and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Hanlon Growth and Income VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s equity allocation will generally vary between 0% and 75% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs or closed-end funds, consisting of any mixture of large, medium and small-cap styles and pursuing growth or value strategies. The portfolio’s bond allocation will generally vary between 0% and 25% of its net assets, but, under certain market conditions, up to 100% of the portfolio could be allocated to bond ETFs or closed-end funds (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency, commodity, real estate and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

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Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Hanlon Managed Income VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s bond allocation will vary between 0% and 100% of its net assets (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Index 35 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”).

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 35% of portfolio assets in ETFs that invest primarily in equities and 65% of portfolio assets in ETFs that invest primarily in bonds. These percentages may vary.

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• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time. The portfolio may also invest in institutional mutual funds.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without prior notice to investors.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Index 50 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”) and/or institutional mutual funds.

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 50% of portfolio assets in ETFs that invest primarily in equities and 50% of portfolio assets in ETFs that invest primarily in bonds. These percentages may vary.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving its investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

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Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Index 75 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”) and/or institutional mutual funds.

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 75% of portfolio assets in ETFs that invest primarily in equities and 25% of portfolio assets in ETFs that invest primarily in bonds. These percentages may vary.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable opportunity for achieving its investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment

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objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Index 100 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”).

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio will normally invest 100% of its assets, excluding cash and cash equivalents, in ETFs that invest primarily in equities. The portfolio intends to achieve a mix over time of approximately 75% of portfolio assets in ETFs that invest primarily in domestic equities and 25% of portfolio assets in ETFs that invest primarily in international equities. These percentages may vary.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time. The portfolio may also invest in institutional mutual funds.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without prior notice to investors.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica International Moderate Growth VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

• Under normal circumstances, it expects to allocate its investments in underlying portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging markets countries and in fixed-income securities of issuers in international developed markets. These percentages may vary.

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• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio’s portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio’s asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio’s asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Jennison Growth VP: The portfolio's sub-adviser, Jennison Associates LLC (“Jennison”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 65% of the portfolio's total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts, of U.S. companies with market capitalizations of at least $1 billion that Jennison considers to have above average prospects for growth. These companies are generally medium- to large-capitalization companies.

The sub-adviser uses a “bottom up” approach, researching and evaluating individual companies, to manage the portfolio's investments. Jennison looks primarily at individual company fundamentals rather than at macro-economic factors to identify individual companies with earnings growth potential that may not be recognized by the market at large.

When a sub-adviser uses a “bottom-up” approach, it looks primarily at individual companies against the context of broader market factors.

In selecting stocks for the portfolio, the sub-adviser looks for companies with the following financial characteristics:

• superior absolute and relative earnings growth

• above average revenue and earnings per share growth

• sustainable or improving profitability

• strong balance sheets

In addition, Jennison looks for companies that have actually achieved or exceeded expected earnings results and are attractively valued relative to their growth prospects. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the portfolio invests have historically been more volatile than the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”). In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 Index company tend to reinvest their earnings rather than distribute them, so the portfolio is not likely to receive significant dividend income on its investments. The sub-adviser focuses on stocks of companies that have distinct attributes such as:

• strong market position with a defensible franchise

• unique marketing competency

• strong research and development leading to superior new product flow

• capable and disciplined management

Such companies generally trade at high prices relative to their current earnings.

The portfolio may invest up to 20% of its assets in the securities of foreign issuers.

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The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica JPMorgan Core Bond VP: The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”) seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's assets in bonds, including (without limitation):

• U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities

• Medium- to high-quality corporate bonds

• Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations (“CMOs”)

• Asset-backed securities

• Commercial Mortgage Backed Securities (“CMBS”)

Generally, such bonds will have intermediate to long maturities.

To a lesser extent it may invest in:

• U.S. dollar-denominated foreign bonds

• Short-term securities, including agency discount notes, commercial paper and money market funds

The portfolio may invest in bonds and other debt securities that are rated in the lowest investment grade category. The portfolio's average weighted maturity will ordinarily range between four and 12 years, although the portfolio may shorten its average weighted maturity if deemed appropriate for temporary defensive purposes. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in the portfolio calculated so as to come most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of the portfolio's sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the portfolio's portfolio. Therefore, in the case of the portfolio, which may hold mortgage-backed securities, its average weighted maturity is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the portfolio given certain prepayment assumptions.

JPMorgan analyzes four major factors in managing and constructing the portfolio's portfolio: duration, market sector, maturity concentrations and individual securities. JPMorgan looks for market sectors and individual securities that it believes will perform well over time. JPMorgan is value oriented and selects individuals securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the portfolio can invest. The portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The portfolio may use derivatives as a substitute for various investments, to alter the investments characteristics of the portfolio, for risk management and/or to increase income or gain to the portfolio.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market economic, or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica JPMorgan Enhanced Index VP: The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of large- and medium-capitalization U.S. companies. The portfolio may invest in foreign companies included in the S&P 500 Index. Industry by industry, the portfolio’s weightings are generally similar to those of the S&P 500 Index. The portfolio normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500 Index.

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Within each industry, the portfolio’s sub-adviser may modestly overweight stocks that it views as undervalued or fairly valued while modestly underweighting or not holding stocks that it views as overvalued. The sub-adviser employs a three-step process in valuing stocks:

• Research — The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company’s real growth potential.

• Valuation — The research findings allow the sub-adviser to rank the companies in each industry group according to their relative value. The greater a company’s estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team’s findings.

• Stock Selection — The portfolio’s sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:

• High potential reward compared to potential risk

• Temporary mispricings caused by market overreactions

The portfolio normally invests primarily in common stocks. During ordinary market conditions, the portfolio’s sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments including:

• U.S. government securities

• Bankers’ acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank

• Commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations

• Repurchase agreements

• Short-term bonds and notes with remaining maturities of 13 months or less

The portfolio may, but not need, invest in derivatives.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica JPMorgan Mid Cap Value VP: The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of net assets in common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued.

The portfolio will normally only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.

JPMorgan may use derivatives to hedge various market risks or to increase the portfolio's income. The portfolio may also invest in master limited partnerships, although their use will not be a principal investment strategy. The portfolio may invest up to 15% of its net assets in real estate investment trusts (“REITs”).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica MFS International Equity VP: The portfolio's sub-adviser, MFS® Investment Management (“MFS”), seeks to achieve the portfolio's objective (capital growth) by investing, under normal circumstances, at least 80% of the portfolio's net

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assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries.

The portfolio normally invests primarily in equity securities of foreign companies, including emerging market equity securities. The portfolio may invest a relatively large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the portfolio, the sub-adviser is not constrained to any particular investment style. MFS may invest the portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. MFS may invest the portfolio's assets in companies of any size.

MFS may use derivatives for any investment purpose, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the portfolio, or as alternatives to direct investments.

MFS uses a “bottom-up” investment approach to buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate these and other factors may also be considered.

The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

MFS may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Money Market VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio's objective by investing the portfolio's assets in the following high quality, short-term U.S. dollar-denominated money market instruments:

• short-term corporate obligations, including commercial paper, notes and bonds

• obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

• obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

• repurchase agreements involving any of the securities mentioned above

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. Each security, at the time of purchase by the portfolio, has been determined by the sub-adviser to present minimal credit risk.

As a money market portfolio, the portfolio tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification and maturity of its investments. The portfolio invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The portfolio maintains a dollar-weighted average portfolio maturity of 60 days or less. If, after purchase, the credit rating on a security held by the portfolio is downgraded or the credit quality deteriorates, or if the maturity on a security is extended, the portfolio's sub-adviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

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Transamerica Morgan Stanley Active International Allocation VP: The portfolio’s sub-adviser is Morgan Stanley Investment Management Inc. (“MSIM”). Under normal circumstances, the portfolio invests primarily, in accordance with country and sector weightings determined by its sub-adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

MSIM utilizes a “top-down” approach that emphasizes country and sector selection and weighting rather than individual stock selection. MSIM seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) dynamics/fundamental change; and (iii) market momentum/technicals.

When a sub-adviser uses a “top-down” approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.

MSIM analyzes both the global economic environment and the economies of countries throughout the world, focusing mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia & Far East Index (the “MSCI EAFE Index”). These countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.

MSIM views each country and sector as a unique investment opportunity and evaluates factors such as valuation, growth, inflation, interest rates, corporate earnings growth, liquidity and risk characteristics, investor sentiment and economic and currency outlook. MSIM — on an ongoing basis — establishes the proportion or weighting for each country and sector (e.g., overweight, underweight or neutral) relative to the MSCI EAFE Index for investment by the portfolio. The sub-adviser invests the portfolio’s assets among the countries and/or sectors based on their assigned weighting. Within each country and/or sector, MSIM will invest in “baskets” of common stocks and other equity securities in an effort to match the performance of that country and/or sector. The portfolio may invest in emerging markets or developing countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging markets or developing countries. MSIM generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The portfolio may invest up to 10% of its net assets in foreign real estate companies, which are similar to entities organized and operated as real estate investment trusts (“REITs”) in the United States. Investing in foreign real estate companies makes the portfolio susceptible to the risks associated with the ownership of real estate and with the real estate industry in general, as well as risks that relate specifically to the way foreign real estate companies are organized and operated. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, foreign real estate companies, like U.S. REITs and mutual funds, have expenses, including management and administration fees that are paid by their shareholders. As a result, shareholders will absorb their proportional share of duplicate levels of fees when the portfolio invests in foreign real estate companies.

MSIM may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Morgan Stanley Mid-Cap Growth VP: Under normal circumstances, the portfolio will invest at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap® Growth Index. The portfolio's sub-adviser is Van Kampen Asset Management (“VKAM”). VKAM seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. VKAM typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. VKAM generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small-and large-sized companies, as well as preferred stocks, convertible securities, rights and warrants, and debt securities.

VKAM also may utilize derivative instruments, including options on securities, futures contracts and options thereon and various currency transactions in several different ways, depending upon the status of the portfolio's investment portfolio and

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VKAM’s expectations concerning the securities market. Derivative instruments used by the portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

VKAM may invest up to 25% of the portfolio's assets in securities of foreign companies, including emerging market securities, primarily through ownership of depositary receipts. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may also invest up to 10% of its assets in real estate investment trusts (“REITs”).

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested in the instruments described above except that at least a small portion of portfolio assets generally will be held as cash, repurchase agreements, or cash equivalents to honor redemption requests and for other short-term needs.

To the extent that portfolio assets are invested in cash equivalents, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to “equitize” the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Multi Managed Large Cap Core VP: The portfolio’s sub-adviser is Morgan Stanley Investment Management Inc. (“MSIM”). Under normal circumstances, at least 80% of the portfolio’s assets will be invested in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that MSIM believes have strong free cash flow and earnings growth potential or are undervalued. MSIM emphasizes individual security selection.

MSIM may invest up to 10% of the portfolio’s assets in securities of issuers economically tied to emerging markets countries. An issuer generally will be deemed to be economically tied to a country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. Derivative instruments used by the portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The portfolio may invest up to 10% of its total assets in real estate investment trusts (“REITs”).

The portfolio may invest up to 25% of its total assets in securities of foreign issuers, including emerging markets securities, primarily through ownership of depositary receipts.

The portfolio spans both growth and value styles of investing, and is managed by two separate groups at MSIM, a growth team and a value team. Both inflows and outflows will be allocated equally between the two investment styles. In addition, MSIM will rebalance monthly to maintain an equal allocation between the two investment styles. These allocations are non-discretionary.

Growth — The growth team seeks capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets.

The manager seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The manager typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

Value — The value team emphasizes a value style of investing seeking well-established, undervalued companies believed by MSIM to possess the potential for capital growth and income. Portfolio securities are typically sold when MSIM’s assessments of the capital growth and income potential of such securities materially change.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment

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objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica PIMCO Total Return VP: The portfolio's sub-adviser, Pacific Investment Management Company LLC (“PIMCO”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 65% of the portfolio's net assets in fixed-income securities of varying maturities.

The average duration of this portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Index, which as of December 31, 2009, was 4.57 years.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, Fitch, or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of the portfolio's total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging markets countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets. The portfolio may also invest up to 10% of its total assets in preferred stocks.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage-or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica ProFund UltraBear VP: The portfolio invests in derivatives that ProFund Advisors LLC (“ProFund Advisors”), the portfolio’s sub-adviser, believes should have similar daily return characteristics as twice (200%) the inverse (opposite) of the daily return of the Standard & Poor’s 500 Composite Stock Index (the “S&P 500 Index”). The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 500 U.S. operating companies and REITs selected by the S&P U.S. Index Committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis. As of September 30, 2009, the S&P 500 Index included companies with capitalizations between $1.1 billion and $329.7 billion. The average capitalization of the companies comprising the S&P 500 Index was approximately $19.6 billion. The S&P 500 Index is published under the Bloomberg ticket symbol “SPX.” Assets of the portfolio not invested in derivatives will typically be held in money market instruments.

Derivatives - The portfolio invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The portfolio invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the S&P 500 Index. Derivatives include:

• Futures Contracts - Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

• Swap Agreements - Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Money Market Instruments - The portfolio invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the portfolio should hold to approximate the performance of its benchmark. The

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portfolio may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the portfolio in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the portfolio. The portfolio seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the portfolio will seek to position its portfolio so that its exposure to its benchmark is consistent with the portfolio’s investment objective. The impact of the S&P 500 Index’s movements during the day will affect whether the portfolio’s portfolio needs to be re-positioned. For example, if the S&P 500 Index has risen on a given day, net assets of the portfolio should fall, meaning that the portfolio’s exposure will need to be decreased. Conversely, if the S&P 500 Index has fallen on a given day, net assets of the portfolio should rise, meaning the portfolio’s exposure will need to be increased.

The portfolio will concentrate its investment in a particular industry or group of industries to approximately the same extent as the S&P 500 Index is so concentrated.

The portfolio is non-diversified.

Transamerica Small/Mid Cap Value VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's net assets in small- and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion at the time of purchase.

The portfolio generally will invest in small and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM’s security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation, and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company’s products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

The portfolio may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica T. Rowe Price Small Cap VP: The portfolio’s sub-adviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of its net assets in small-cap growth companies.

Small-cap companies are currently defined by the sub-adviser as companies whose market capitalization falls within the range of companies in the Morgan Stanley Capital International U.S. Small Cap Growth Index (“MSCI U.S. Small Cap Growth Index”), which was approximately $42.28 million to $5.52 billion as of December 31, 2009, but the limits will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio’s initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range.

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not, under normal circumstances, constitute more than 50% of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

When a sub-adviser uses a “bottom-up” approach, it looks primarily at individual companies against the context of broader market factors.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a “bottom-up” manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/ earnings or price/book value

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ratios, for example) and projected earnings and sales growth, valuation, capital usage, and earnings quality. T. Rowe Price also considers portfolio risk characteristics in the process of portfolio construction.

While the portfolio normally invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets) or exchange traded funds in pursuit of its investment objective. The portfolio may, but not need, invest in derivatives, including stock index futures and options.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Third Avenue Value VP: The portfolio's sub-adviser, Third Avenue Management LLC (“Third Avenue”), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio's assets in common stocks of U.S. and non-U.S. issuers.

Third Avenue employs an opportunistic, “bottom-up” research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value.

The portfolio invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the portfolio's investment strategies and restrictions.

Third Avenue seeks to invest the portfolio's assets in attractive equity investments, which generally exhibit four essential characteristics:

• Strong Finances — the issuing company has a strong financial position, as evidenced by high-quality assets and a relative absence of significant liabilities.

• Competent Management — the company’s management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

• Understandable Business — comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

• Discount to Private Market Value — the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in high-yield/high-risk fixed-income securities and other types of debt securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

The portfolio is a non-diversified portfolio.

Transamerica U.S. Government Securities VP: The portfolio’s sub-adviser, Transamerica Investment Management, LLC (“TIM”), invests, under normal circumstances, at least 80% of the portfolio’s assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. These securities include:
• U.S. Treasury obligations

• Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities. Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise.

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• Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

• Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

• Investment grade corporate bonds

• Short-term corporate debt securities

• Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

• High yield debt securities (up to 20% of the portfolio’s total assets) so long as they are consistent with the portfolio’s objective (The weighted average maturity of such obligations will generally range from two to ten years.)

• High quality money-market securities

• Debt securities (up to 20% of the portfolio’s total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

• U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio’s total assets)

• Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the creditworthiness of issuers and the rates of interest offered by various issuers.

The portfolio’s sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio’s interest rate exposure, as well as to hedge the portfolio’s investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica WMC Diversified Growth VP: The portfolio invests, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria.

The portfolio’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. Fundamental analysis involves the assessment of a company’s business environment, market share, management, global expansion plans, balance sheet, income statement, anticipated earnings, revenues, and other related measures of value.

Wellington Management continually monitors every company in the portfolio’s portfolio for fundamental attractiveness. The portfolio typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment

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objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica WMC Diversified Growth II VP: The portfolio invests, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria.

The portfolio’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. Fundamental analysis involves the assessment of a company’s business environment, market share, management, global expansion plans, balance sheet, income statement, anticipated earnings, revenues, and other related measures of value.

Wellington Management continually monitors every company in the portfolio’s portfolio for fundamental attractiveness. The portfolio typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

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More On The Risks Of Investing In The Portfolios

Principal Investment Risks: The following provides additional information regarding the risks of investing in the portfolios as described at the front of the prospectus.

Active Investor: A significant portion of assets invested in the portfolio come from professional money managers and investors who use the portfolio as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the portfolio may have a negative impact on the portfolio’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the portfolio’s expense ratio may vary from current estimates or the historical ratio disclosed in this prospectus.

Active Trading: Certain portfolios are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

Asset Allocation: The sub-adviser allocates a portfolio's assets among various underlying portfolios. These allocations may be unsuccessful in maximizing a portfolio's return and/or avoiding investment losses.

Bank Obligations: If a portfolio concentrates in U.S. bank obligations, a portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks’ profitability.

Cash Management and Defensive Investing: Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

Commodities: Because a portfolio may invest in instruments whose performance is linked to the price of an underlying commodity or commodity index, a portfolio may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

Concentration: A portfolio will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the portfolio. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the portfolio will be more susceptible to the risks associated with that industry than a portfolio that does not concentrate its investments.

Convertible Securities: Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

Correlation and Compounding: A number of factors may affect the portfolio’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the portfolio will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the portfolio from achieving its investment objective. The risk of the portfolio not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the portfolio has a single day investment objective, the portfolio’s performance for periods greater than one day is likely to be either greater than or less than the inverse of the index performance times the stated multiple in the portfolio objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases.

Counterparty: The portfolio will be subject to the credit risk(that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the portfolio or held by special purpose or

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structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the portfolio may decline.

Country, Sector or Industry Focus: To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if a portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

Credit: If an obligor for a security held by the portfolio or a counterparty to a financial contract with the portfolio fails to pay, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the portfolio could decline. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the portfolio invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. The portfolio is subject to greater levels of credit risk to the extent it invests in junk bonds. These securities have a higher risk of issuer default and are considered speculative. The portfolio may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

Currency: When a portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, a portfolio's investments in foreign currency denominated securities may reduce the returns of a portfolio.

Currency Hedging: A portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another may remove a portfolio's opportunity to profit from the original currency and involves a risk of increased losses for a portfolio if the sub-adviser’s projection of future exchange rates is inaccurate.

Defensive Investing: Short-term debt securities held by a portfolio for defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If a portfolio holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. In that case, the portfolio would not earn income on the cash and the portfolio's yield would go down. If a significant amount of the portfolio's assets are used for defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

Derivatives: The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. A portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of a portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on a portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by a portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of a portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. A portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. A portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

Early Close/Late Close/Trading Halt: An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the portfolio being unable to buy or sell certain securities or derivatives. In such circumstances, the portfolio may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Emerging Markets: Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks. In addition, the risks associated with investing in emerging markets are often greater than investing in developed

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foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

Equity and Market: The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the portfolio to decrease.

Equity Securities: Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Exchange Traded Funds (“ETFs”): ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. ETFs typically seek to track an index, a commodity or a basket of assets like an index fund, but trade like a stock on an exchange. An investment in an ETF generally presents the same primary risks as an investment in a conventional portfolio (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) an active trading market for an ETF’s share may not develop or be maintained; or (iii) trading of an ETF’s share may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Fixed-Income Securities: The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

• market risk: fluctuations in market value

• interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

• prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing a portfolio to reinvest in lower yielding securities

• extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

• default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. A portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If a portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, a portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by a portfolio, or if an issuer of such a security has difficulty meeting its obligations, a portfolio may become the holder of a restructured security or of underlying assets. In that case, a portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Focused Investing: To the extent a portfolio invests in a limited number of issuers, its performance may be more volatile than portfolios that hold a greater variety of securities.

Foreign Securities: Investments in foreign securities, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

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• different accounting and reporting practices

• less information available to the public

• less (or different) regulation of securities markets

• more complex business negotiations

• less liquidity

• more fluctuations in prices

• delays in settling foreign securities transactions

• higher costs for holding shares (custodial fees)

• higher transaction costs

• vulnerability to seizure and taxes

• political or financial instability and small markets

• different market trading days

Geographic: Because a portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, a portfolio's performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically-diversified funds.

Growth Stocks: Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

Hard Assets: A portfolio is subject to risks associated with investing indirectly in hard assets, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. A portfolio's indirect investments in hard assets may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies.

High-Yield Debt Securities: High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

Hybrid Instruments: Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, commodities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose a portfolio to leverage risks or carry liquidity risks.

Increase in Expenses: Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

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Interest Rate: Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security tends to fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Inflation protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Interest Rate (Transamerica Money Market VP): The interest rates on short-term obligations held in a fund’s portfolio will vary, rising or falling with short-term interest rates generally. A portfolio's yield will tend to lag behind general changes in interest rates.

The ability of a portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

Inverse Correlation: Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

Investing Aggressively: The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

• Rights, options and futures contracts may not be exercised and may expire worthless.

• Warrants and rights may be less liquid than stocks.

• Use of futures and other derivatives may make a portfolio more volatile.

Investment Companies: To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds (“ETFs”), it bears its pro rata share of these investment companies’ expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

Leveraging: When a portfolio engages in transactions that have a leveraging effect on it, the value of the portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of a portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than a portfolio would otherwise have. A portfolio may take on leveraging risk by, among other things, engaging in derivative, when-issued, delayed-delivery, forward commitment or forward roll transactions or reverse repurchase agreements. Engaging in such transactions may cause a portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Liquidity: Liquidity risk exists when particular investments are difficult to sell. Although most of a portfolio's securities must be liquid at the time of investment, securities may become illiquid after purchase by a portfolio, particularly during periods of market turmoil. When a portfolio holds illiquid investments, a portfolio may be harder to value, especially in changing markets, and if a portfolio is forced to sell these investments to meet redemptions or for other cash needs, a portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain securities, a portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

Loans: A portfolio may invest in certain commercial loans, including loans generally known as “syndicated bank loans,” by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet a portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution’s interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect a portfolio.

Market: The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due

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to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The fund may experience a substantial or complete loss on any individual security.

Medium-Sized Companies: Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Mid Cap Securities: The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Money Market Funds: An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.

Mortgage-Related Securities: Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.

Non-Diversification: Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because a portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

Portfolio Selection: The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, quality, relative yield, value or market trends affecting a particular security, industry or sector, or about interest rates, is incorrect.

Portfolio Turnover: A portfolio may engage in a significant number of short-term transactions, which may adversely affect a portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for a portfolio. A portfolio ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income when distributed to shareholders.

Preferred Stock: Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company’s common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.

Prepayment or Call: Borrowers may pay back principal before the scheduled due date. Borrowers may find it advantageous to prepay principal due to a decline in interest rates or an excess in cash flow. Such prepayments may require the portfolio to replace a corporate loan, corporate debt security or other investment with a lower yielding security. This may adversely affect the portfolio's net asset value.

Real Estate Investment Trusts (“REITS”): Equity REITs can be affected by any changes in the value of the properties owned. A REIT’s performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

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Real Estate Securities: Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks may include, without limitation:

• declining real estate value

• risks relating to general and local economic conditions

• over-building

• increased competition for assets in local and regional markets

• increases in property taxes

• increases in operating expenses or interest rates

• change in neighborhood value or the appeal of properties to tenants

• insufficient levels of occupancy

• inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

Redemption (Transamerica Money Market VP): The portfolio may experience periods of heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the portfolio could have an adverse impact on the remaining shareholders in the portfolio. In addition, the portfolio may suspend redemptions when permitted by applicable regulations.

Repurchase Agreements: Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. If the other party to a repurchase agreement defaults on its obligation, a portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, a portfolio could lose money.

Rule 144A Securities: “Rule 144A” securities are securities that are not registered for sale to the public and thus are considered “restricted.” They may only be resold to certain qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by a portfolio could adversely affect the marketability of such security and a portfolio might be unable to dispose of such security promptly or at reasonable prices.

Short Sales: A short sale may be effected by selling a security that a portfolio does not own. In order to deliver the security to the purchaser, a portfolio borrows the security, typically from a broker-dealer or an institutional investor. A portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, a portfolio would incur a loss; conversely, if the price declines, a portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. A portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if a portfolio held only long positions. A portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected “against the box” if, at all times when the short position is open, a portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that a portfolio were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, a portfolio would forego the potential realization of the increased value of the shares sold short.

Smaller Companies: Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Small- or Medium-Sized Companies: Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies,

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generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Sovereign Debt: Sovereign debt instruments, which are debt obligations issued or guaranteed by a foreign governmental entity, are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on debt that it has issued or guaranteed, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, relationships with other lenders such as commercial banks, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or it may ask for forgiveness of interest or principal on its existing debt. On the other hand, a governmental entity may be unwilling to renegotiate the terms of its sovereign debt. There may be no established legal process for a U.S. bondholder (such as the fund) to enforce its rights against a governmental entity that does not fulfill its obligations, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Stocks: Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks a fund holds fluctuate in price, the value of your investment in a portfolio will go up and down.

Tactical Asset Allocation: The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using asset management styles, including those based on fundamental analysis or strategic asset allocation. The sub-adviser’s evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that under perform other securities.

The management process might also result in the portfolio having exposure to asset classes, countries or regions, or industries or groups of industries that underperform other management styles. In addition, the portfolio’s risk profile with respect to particular asset classes, countries and regions, and industries may change at any time based on the sub-adviser’s allocation decisions.

Tax: In order to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code, the portfolio must meet certain requirements regarding, among other things, the source of its income. Any income the portfolio derives from investments in certain hard asset ETFs, such as commodity ETFs, must be limited to a maximum of 10% of the fund’s gross income. If the portfolio fails to qualify as a RIC, the portfolio will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the portfolio's earnings and profits. If the portfolio were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the portfolio would be subject to the risks of diminished returns.

Underlying Funds or Portfolios: Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Funds” section of the fund’s prospectus identifies certain risks of each underlying portfolio.

U.S. Government Agency Obligations: Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.

Valuation: Many factors may influence the price at which the portfolio could sell any particular portfolio investment. The sales price may well differ--higher or lower--from the portfolio's last valuation, and such differences could be significant, particularly for illiquid securities, securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the portfolio may value these investments using

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more subjective methods, such as fair value methodologies. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the portfolio had not fair-valued the security or had used a different valuation methodology.

Value Investing: The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. A portfolio may underperform other equity funds that use different investing styles. A portfolio may also underperform other equity funds using the value style.

Warrants and Rights: Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

Yield (Transamerica Money Market VP): The amount of income paid to you by the portfolio will go up or down depending on day-to-day variations in short-term interest rates. When interest rates are very low, the portfolio's expenses could absorb all or a significant portion of the portfolio's income. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the portfolio's yield.

Zero Coupon Bonds – Zero coupon bonds pay no interest during the life of the obligation but trade at prices below their stated maturity value. Although these securities lock in a rate of return to maturity, they may be subject to greater fluctuations in market value than securities that pay interest periodically.

Please note that there are other factors that could adversely affect your investment in a portfolio and that could prevent the portfolio from achieving its investment objective. More information about risks appears in the Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

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SHAREHOLDER INFORMATION

Investment Adviser

Transamerica Series Trust's Board of Trustees is responsible for overseeing the management and business affairs of Transamerica Series Trust (“TST”). It oversees the operation of TST by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of TST is contained in the Statement of Additional Information (“SAI”).

Transamerica Asset Management, Inc. (“TAM”), located at 570 Carillon Parkway, St. Petersburg, FL 33716, serves as investment adviser for TST. The investment adviser hires investment sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each portfolio's sub-adviser. The investment adviser also monitors the sub-advisers’ buying and selling of portfolio securities and administration of the portfolios. For these services, TAM is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

AEGON USA Investment Management, LLC and Transamerica Investment Management, LLC are affiliates of TAM and TST.

Information contained in this prospectus may apply to portfolios of TST not offered in your policy or contract.

The portfolios may rely on an Order from the SEC (Release IC- 23379 dated August 5, 1998) that permits Transamerica Series Trust and its investment adviser, TAM, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on subadvisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

Advisory Fees

TAM receives compensation from each portfolio, calculated daily and paid monthly, based on an annual percentage of each portfolio's average daily net assets.

Advisory Fees Paid in 2009

For the fiscal year ended December 31, 2009, each portfolio paid the following advisory fee as a percentage of the portfolio's average daily net assets:

Name of Portfolio	Percentage
Transamerica AEGON High Yield Bond VP1	0.71%
Transamerica Asset Allocation – Conservative VP	0.10%
Transamerica Asset Allocation – Growth VP	0.10%
Transamerica Asset Allocation – Moderate VP	0.10%
Transamerica Asset Allocation – Moderate Growth VP	0.10%
Transamerica Balanced VP2	0.80%
Transamerica BlackRock Global Allocation VP3	0.00%
Transamerica BlackRock Large Cap Value VP4	0.78%
Transamerica BlackRock Tactical Allocation VP	0.10%
Transamerica Clarion Global Real Estate Securities VP	0.79%
Transamerica Convertible Securities VP	0.75%
Transamerica Diversified Equity VP5	0.75%
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Name of Portfolio	Percentage
Transamerica Efficient Markets VP	0.42%
Transamerica Federated Market Opportunity VP	0.75%
Transamerica Focus VP	0.80%
Transamerica Foxhall Emerging Markets/Pacific Rim VP	0.90%
Transamerica Foxhall Global Conservative VP	0.90%
Transamerica Foxhall Global Growth VP	0.90%
Transamerica Foxhall Global Hard Asset VP	0.90%
Transamerica Growth Opportunities VP	0.80%
Transamerica Hanlon Balanced VP	0.90%
Transamerica Hanlon Growth VP	0.90%
Transamerica Hanlon Growth and Income VP	0.90%
Transamerica Hanlon Managed Income VP	0.90%
Transamerica Index 35 VP	0.32%
Transamerica Index 50 VP	0.31%
Transamerica Index 75 VP	0.30%
Transamerica Index 100 VP	0.32%
Transamerica International Moderate Growth VP	0.10%
Transamerica Jennison Growth VP6	0.79%
Transamerica JPMorgan Core Bond VP	0.45%
Transamerica JPMorgan Enhanced Index VP	0.74%
Transamerica JPMorgan Mid Cap Value VP	0.83%
Transamerica MFS International Equity VP7	0.91%
Transamerica Money Market VP	0.35%
Transamerica Morgan Stanley Active International Allocation VP	0.85%
Transamerica Morgan Stanley Mid-Cap Growth VP	0.80%
Transamerica Multi Managed Large Cap Core VP	0.75%
Transamerica PIMCO Total Return VP	0.63%
Transamerica ProFund UltraBear VP	0.85%
Transamerica Small/Mid Cap Value VP	0.80%
Transamerica T. Rowe Price Small Cap VP	0.75%
Transamerica Third Avenue Value VP	0.80%
Transamerica U.S. Government Securities VP	0.55%
Transamerica WMC Diversified Growth VP	0.72%
Transamerica WMC Diversified Growth II VP	0.30%

1 Effective November 20, 2009, the advisory fee for the portfolio is 0.64% of the first $750 million of average daily net assets; and 0.60% of average daily net assets in excess of $750 million. Prior to November 20, 2009, the advisory fee for the portfolio was 0.715% of the first $250 million of average daily net assets; 0.71% of average daily net assets over $250 million up to $750 million; 0.68% of average daily net assets over $750 million up to $1 billion; and 0.67% of average daily net assets in excess of $1 billion.

2 Effective April 30, 2010, the advisory fee for the portfolio is 0.75% of the first $500 million of average daily net assets; 0.65% of average daily net assets over $500 million up to $1 billion; and 0.60% of average daily net assets in excess of $1 billion. Prior to that time, the advisory fee for the portfolio was 0.80% of the first $250 million of average daily net assets; 0.75% of average daily net assets over $250 million up to $500 million; 0.70% of average daily net assets over $500 million up to $1.5 billion; and 0.625% of average daily net assets in excess of $1.5 billion.

3 TAM currently waives its investment advisory fee.

4 Effective November 20, 2009, the advisory fee for the portfolio is 0.80% of the first $250 million of average daily net assets; 0.775% of average daily net assets over $250 million up to $750 million; 0.75% of average daily net assets over $750 million up to $1 billion; 0.65% of average daily net assets over $1 billion up to $2 billion; and 0.625% of average daily net assets in excess of $2 billion. Prior to November 20, 2009, the advisory fee for the portfolio was 0.80% of the first $250 million of average daily net assets; 0.775% of average daily net assets over $250 million up to $750 million; and 0.75% of average daily net assets in excess of $750 million.

5 Effective April 30, 2010, the advisory fee for the portfolio is 0.73% of the first $500 million of average daily net assets; 0.70% of average daily net assets over $500 million up to $2.5 billion; and 0.65% of average daily net assets in excess of $2.5 billion. Prior to that time, the advisory fee for the portfolio was 0.75% of the first $500 million of average daily net assets; 0.725% of average daily net assets over $500 million up to $1.5 billion; and 0.70% of average daily net assets in excess of $1.5 billion.

6 Effective April 30, 2010, the advisory fee for the portfolio is 0.80% of the first $250 million of average daily net assets; 0.75% of average daily net assets over $250 million up to $500 million; 0.70% of average daily net assets over $500 million up to $1 billion; and 0.60% of average daily net assets in excess of $1 billion. Prior to that time, the advisory fee for the portfolio was 0.80% of the first $250 million of average daily net assets; 0.775% of average daily net assets over $250 million up to $500 million; 0.70% of average daily net assets over $500 million up to $1 billion; 0.675% of average daily net assets over $1 billion up to $1.5 billion; and 0.65% of average daily net assets in excess of $1.5 billion.

7 Effective August 1, 2009, the advisory fee for the portfolio is 0.90% of the first $250 million of average daily net assets; 0.875% of average daily net assets over $250 million up to $500 million; 0.85% of average daily net assets over $500 million up to $1 billion; and 0.80% of average daily net assets in excess of $1 billion. Prior to August 1, 2009, the advisory fee for the portfolio was 0.925% of the first $250 million of average daily net assets; 0.90% of average daily net assets over $250 million up to $500 million; 0.85% of average daily net assets over $500 million up to $1 billion; and 0.80% of average daily net assets in excess of $1 billion.

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A discussion regarding the Board of Trustees’ approval of the advisory arrangements for Transamerica AEGON High Yield Bond VP, Transamerica Focus VP, Transamerica Foxhall Emerging Markets/Pacific Rim VP, Transamerica Foxhall Global Conservative VP, Transamerica Foxhall Global Growth VP, Transamerica Foxhall Global Hard Asset VP, Transamerica Index 35 VP, and Transamerica Index 100 VP is available in each portfolio's annual report for the fiscal year ended December 31, 2009. A discussion regarding the Board of Trustees’ approval for each of the other portfolios, except Transamerica Diversified Equity VP, Transamerica Efficient Markets VP, Transamerica WMC Diversified Growth VP and Transamerica WMC Diversified Growth II VP, is available in each portfolio’s semi-annual report for the fiscal period ended June 30, 2009. A discussion regarding the Board of Trustees’ approval for those portfolios will be available in each portfolio’s semi-annual report for the fiscal period ending June 30, 2010.

Portfolio Construction Manager

Morningstar Associates, LLC (“Morningstar”), 22 West Washington Street, Chicago, IL 60602, is the portfolio construction manager for the portfolios listed below.

Transamerica Asset Allocation – Conservative VP

Transamerica Asset Allocation – Growth VP

Transamerica Asset Allocation – Moderate Growth VP

Transamerica Asset Allocation – Moderate VP

Transamerica International Moderate Growth VP

Pursuant to an Asset Allocation Management Agreement between TAM and Morningstar, the portfolio construction manager will make the portfolios’ investment decisions, determine what portion of each asset allocation portfolio should be in the underlying portfolios and what portion, if any, should be held in U.S. Government securities, short-term commercial paper or other assets such as cash.

Portfolio Construction Manager Compensation

For the fiscal year ended December 31, 2009, the portfolio construction manager received the following fees as a percentage of a portfolio’s average daily net assets:

Transamerica Asset Allocation – Conservative VP 0.10%

Transamerica Asset Allocation – Growth VP 0.10%

Transamerica Asset Allocation – Moderate Growth VP 0.10%

Transamerica Asset Allocation – Moderate VP 0.10%

Transamerica International Moderate Growth VP 0.10%

Portfolio Construction Team

Each of the above listed portfolios are managed by a portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. The SAI provides additional information about the portfolio construction team’s compensation, other accounts managed by the portfolio construction team, and the portfolio construction team’s ownership in each portfolio.

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jon Hale, CFA/2006	Co-Portfolio Manager	Morningstar	Senior Consultant
Maciej Kowara, CFA/2006	Co-Portfolio Manager	Morningstar	Research & Development Consultant
Jeff McConnell, CFA/2006	Co-Portfolio Manager	Morningstar	Senior Consultant
Michael Stout, CFA/2006	Co-Portfolio Manager	Morningstar	Senior Consultant
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Sub-Advisers

The name and address of the sub-advisers are listed below. Pursuant to Investment Sub-advisory Agreements between TAM and each sub-adviser on behalf of the respective portfolios, each sub-adviser shall make investment decisions, buy and sell securities for the portfolios, conduct research that leads to these purchase and sale decisions, and pay broker-dealers a commission for these trades (which can include payments for research and brokerage services).

The sub-advisers listed below receive compensation, calculated daily and paid monthly, from TAM. For the fiscal year ended December 31, 2009, the sub-advisers received the following sub-advisory fees as a percentage of a portfolio's average daily net assets:

Portfolio	Sub-Advisory Fee	Name and Address of Sub-Adviser
Transamerica AEGON High Yield Bond VP1 Transamerica Efficient Markets VP Transamerica Index 35 VP Transamerica Index 50 VP Transamerica Index 75 VP Transamerica Index 100 VP	0.25% 0.12% 0.12% 0.11% 0.10% 0.12%	AEGON USA Investment Management, LLC (“AUIM”) 4333 Edgewood Road NE Cedar Rapids, IA 52499
Transamerica BlackRock Tactical Allocation VP	0.10%	BlackRock Financial Management, Inc. (“BlackRock”) 55 East 52nd Street New York, NY 10055
Transamerica BlackRock Large Cap Value VP2	0.32%	BlackRock Investment Management, LLC (“BlackRock”) 800 Scudders Mill Road Plainsboro, NJ 08536
Transamerica Clarion Global Real Estate Securities VP	0.39%	ING Clarion Real Estate Securities, LLC (“Clarion”) 201 King of Prussia Road Suite 600 Radnor, PA 19087
Transamerica Federated Market Opportunity VP	0.28%	Federated Equity Management Company of Pennsylvania (“Federated”) 1001 Liberty Avenue Pittsburgh, PA 15222
Transamerica Foxhall Emerging Markets/Pacific Rim VP Transamerica Foxhall Global Conservative VP Transamerica Foxhall Global Growth VP Transamerica Foxhall Global Hard Asset VP	0.45% 0.45% 0.45% 0.45%	Foxhall Capital Management, Inc. (“Foxhall”) 35 Old Tavern Road 2nd Floor Orange, CT 06477
Transamerica Hanlon Balanced VP Transamerica Hanlon Growth VP Transamerica Hanlon Growth and Income VP Transamerica Hanlon Managed Income VP	0.45% 0.45% 0.45% 0.45%	Hanlon Investment Management, Inc. (“Hanlon”) 3393 Bargaintown Road, Suite 200 Egg Harbor Township, NJ 08234
Transamerica Jennison Growth VP	0.35%	Jennison Associates LLC (“Jennison”) 466 Lexington Avenue New York, NY 10017
Transamerica JPMorgan Core Bond VP Transamerica JPMorgan Enhanced Index VP Transamerica JPMorgan Mid Cap Value VP	0.20% 0.30% 0.40%	J.P. Morgan Investment Management Inc. (“JPMorgan”) 245 Park Avenue New York, NY 10167
Transamerica MFS International Equity VP3	0.45%	MFS® Investment Management (“MFS”) 500 Boylston Street Boston, MA 02116
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Portfolio	Sub-Advisory Fee	Name and Address of Sub-Adviser
Transamerica Morgan Stanley Active International Allocation VP Transamerica Multi Managed Large Cap Core VP	0.45% 0.30%	Morgan Stanley Investment Management Inc. (“MSIM”) 522 Fifth Avenue New York, NY 10036
Transamerica Morgan Stanley Mid-Cap Growth VP	0.40%	Van Kampen Asset Management (“VKAM”) 522 Fifth Avenue New York, NY 10036
Transamerica PIMCO Total Return VP4	0.25%	Pacific Investment Management Company LLC (“PIMCO”) 840 Newport Center Drive Newport Beach, CA 92660
Transamerica ProFund UltraBear VP	0.40%	ProFund Advisors LLC 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814
Transamerica Third Avenue Value VP	0.40%	Third Avenue Management LLC (“Third Avenue”) 622 Third Avenue 32nd Floor New York, NY 10017

Transamerica Balanced VP

Transamerica Convertible Securities VP

Transamerica Diversified Equity VP5

Transamerica Focus VP

Transamerica Growth Opportunities VP

Transamerica Money Market VP

Transamerica Small/Mid Cap Value VP

Transamerica U.S. Government

Securities VP

	0.35% 0.35% 0.31% 0.41% 0.37% 0.15% 0.38% 0.15%	Transamerica Investment Management, LLC (“TIM”) 11111 Santa Monica Boulevard Suite 820 Los Angeles, CA 90025
Transamerica T. Rowe Price Small Cap VP	0.35%	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202
Transamerica WMC Diversified Growth VP6 Transamerica WMC Diversified Growth II VP7	0.31% 0.30%	Wellington Management Company, LLP (“Wellington Management”) 75 State Street Boston, MA 02109

1 Includes fees paid to the portfolio’s previous sub-adviser. Effective November 20, 2009, the sub-advisory fee for the portfolio was 0.28% of the first $400 million of average daily net assets; 0.25% of average daily net assets over $400 million up to $750 million; and 0.20% of average daily net assets in excess of $750 million. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica AEGON High Yield Bond, a series of Transamerica Funds, also managed by the sub-adviser. Prior to November 20, 2009, the sub-advisory fee for the portfolio was 0.315% of the first $250 million of average daily net assets; 0.30% of average daily net assets over $250 million up to $750 million; 0.27% of average daily net assets over $750 million up to $1 billion; and 0.25% of average daily net assets in excess of $1 billion.

2 Effective November 20, 2009, the sub-advisory fee for the portfolio is 0.35% of the first $250 million of average daily net assets; 0.325% of average daily net assets over $250 million up to $750 million; 0.30% of average daily net assets over $750 million up to $1 billion; and 0.25% of average daily net assets in excess of $1 billion. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica BlackRock Large Cap Value, a series of Transamerica Funds, also managed by the sub-adviser. Prior to November 20, 2009, the sub-advisory fee for the portfolio was 0.35% of the first $250 million of average daily net assets; 0.325% of average daily net assets over $250 million up to $750 million; and 0.30% of average daily net in excess of $750 million.

3 Effective August 1, 2009, the sub-advisory fee for the portfolio is 0.45% of the first $250 million of average daily net assets; 0.425% of average daily net assets over $250 million up to $500 million; 0.40% of average daily net assets over $500 million up to $1 billion; and 0.375% of average daily net assets in excess of $1 billion. Prior to August 1, 2009, the sub-advisory fee for the portfolio was 0.475% of the first $500 million of average daily net assets; 0.45% of average daily net assets over $500 million up to $1 billion; and 0.40% of average daily net assets in excess of $1 billion.

4 Effective July 1, 2009, the sub-advisory fee for the portfolio is 0.25% of the first $1 billion of average daily net assets; and 0.225% of average daily net assets over $1 billion, only when PIMCO sub-advised assets exceed $3 billion on an aggregate basis. For the purpose of determining the $3 billion aggregate assets, the average daily net assets will be determined on a combined basis with Transamerica PIMCO Total Return VP, Transamerica PIMCO Total Return, and Transamerica PIMCO Real Return TIPS. If aggregate assets exceed $3 billion, then the calculation of sub-advisory fees will be based on the combined average daily net assets of Transamerica PIMCO Total Return VP and Transamerica PIMCO Total Return. Prior to July 1, 2009, the sub-advisory fee for the portfolio was 0.25% of average daily net assets.

5 Fees were paid to the portfolio’s previous sub-adviser. Effective May 1, 2010, the sub-advisory fee for the portfolio is 0.35% of the first $500 million of average daily net assets; 0.30% of average daily net assets over $500 million up to $2.5 billion; and 0.25% of average daily net in excess of $2.5 billion, less 50% of any amount reimbursed pursuant to the portfolio’s expense limitation. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Diversified Equity, a series of Transamerica Funds, also managed by the sub-adviser. Prior to May 1, 2010, the co-sub-advisory fee for the portfolio was 0.31% of the first $500 million of average daily net assets; 0.275% of average daily net assets over $500 million up to $1.5 billion; and 0.28% of average daily net in excess of $1.5 billion. A portion of the sub-advisory fee was paid to a prior co-manager based on their portion of managed assets as follows: 0.40% of the first $500 million of average daily net assets; 0.375% of average daily net assets over $500 million up to $1.5 billion; and 0.35% of average daily net assets in excess of $1.5 billion.

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6  Fees were paid to the portfolio’s previous sub-adviser. Effective April 9, 2010, the sub-advisory fee for the portfolio is 0.28% of the first $2 billion of average daily net assets; 0.25% of average daily net assets over $2 billion up to $5 billion; and 0.225% of average daily net assets in excess $5 billion. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica WMC Diversified Growth, Transamerica WMC Diversified Growth VP, Transamerica WMC Diversified Growth II VP and the portion of the assets of the Transamerica Partners Large Growth Portfolio that are sub-advised by Wellington Management. Prior to April 9, 2010, the sub-advisory fee for the portfolio was 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion.

7 Fees were paid to the portfolio’s previous sub-adviser. Effective April 9, 2010, the sub-advisory fee for the portfolio is 0.28% of the first $2 billion of average daily net assets; 0.25% of average daily net assets over $2 billion up to $5 billion; and 0.225% of average daily net assets in excess $5 billion. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica WMC Diversified Growth, Transamerica WMC Diversified Growth VP, Transamerica WMC Diversified Growth II VP and the portion of the assets of the Transamerica Partners Large Growth Portfolio that are sub-advised by Wellington Management. Prior to April 9, 2010, the sub-advisory fee for the portfolio was 0.30% of the portfolio’s average daily net assets.

Portfolio Manager(s)

The following portfolios are managed by portfolio manager(s). The SAI provides additional information about the portfolio manager(s)’ compensation, other accounts managed by the portfolio manager(s), and the portfolio manager(s)’ ownership in each portfolio.

Transamerica AEGON High Yield Bond VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Bradley J. Beman, CFA, CPA/2009	Portfolio Manager	AUIM	Senior Vice President, Director – High Yield
Kevin Bakker, CFA/2009	Portfolio Manager	AUIM	High Yield Portfolio Manager
Benjamin D. Miller, CFA/2009	Portfolio Manager	AUIM	High Yield Portfolio Manager

Transamerica Balanced VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Kirk J. Kim/2008	Portfolio Manager (Lead-Equity)	TIM	Principal, Deputy Chief Investment Officer, Portfolio Manager
John D. Lawrence, CFA/2009	Portfolio Manager (Co-Equity)	TIM	Principal, Portfolio Manager
Gary U. Rollé, CFA/1994	Portfolio Manager (Co-Equity)*	TIM	Principal, Managing Director, Chief Executive Officer, Chief Investment Officer
Greg D. Haendel, CFA/2008	Portfolio Manager (Lead-Fixed)	TIM	Principal, Portfolio Manager
Derek S. Brown, CFA/2008	Portfolio Manager (Co-Fixed)	TIM	Principal, Director of Fixed Income, Portfolio Manager
Brian W. Westhoff, CFA/2008	Portfolio Manager (Co-Fixed)	TIM	Principal, Portfolio Manager

* Mr. Rollé will be a co-portfolio manager through June 30, 2010. In July he will no longer have official portfolio management responsibilities, but he will continue in the capacity of advisory consultant until the end of 2010.

Transamerica BlackRock Global Allocation VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Dennis Stattman/2009	Senior Portfolio Manager	BlackRock	Managing Director
Dan Chamby/2009	Associate Portfolio Manager	BlackRock	Managing Director
Romualdo Roldan/2009	Associate Portfolio Manager	BlackRock	Managing Director

Transamerica BlackRock Large Cap Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Robert C. Doll, Jr., CFA/2004	Senior Portfolio Manager	BlackRock	Vice Chairman, Chief Equity Strategist
Daniel Hanson, CFA/2008	Associate Portfolio Manager	BlackRock	Managing Director
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Transamerica BlackRock Tactical Allocation VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Phil Green/2009	Managing Director	BlackRock	Lead Portfolio Manager, Portfolio Co-Manager
Michael Huebsch/2009	Managing Director	BlackRock	Lead Portfolio Manager

Transamerica Clarion Global Real Estate Securities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Steven D. Burton, CFA/2002	Portfolio Manager	Clarion	Managing Director
T. Ritson Ferguson, CFA/2002	Portfolio Manager	Clarion	Chief Investment Officer
Joseph P. Smith, CFA/2002	Portfolio Manager	Clarion	Managing Director

Transamerica Convertible Securities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Kirk J. Kim/2002	Portfolio Manager (Lead)	TIM	Principal, Deputy Chief Investment Officer, Portfolio Manager
Peter O. Lopez/2002	Portfolio Manager (Co)	TIM	Principal, President, Director of Research, Portfolio Manager

Transamerica Diversified Equity VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Edward S. Han/2010	Portfolio Manager (Lead)	TIM	Principal, Portfolio Manager
Gary U. Rollé, CFA/2009	Portfolio Manager (Co)*	TIM	Principal, Managing Director, Chief Executive Officer, Chief Investment Officer
Peter O. Lopez/2009	Portfolio Manager (Co)	TIM	Principal, President, Director of Research, Portfolio Manager

* Mr. Rollé will be a co-portfolio manager through June 30, 2010. In July he will no longer have official portfolio management responsibilities, but he will continue in the capacity of advisory consultant until the end of 2010.

Transamerica Efficient Markets VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2008	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Federated Market Opportunity VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Steven J. Lehman, CFA/1994	Senior Portfolio Manager	Federated	Vice President and Senior Vice President
Dana L. Meissner, CFA/2009	Portfolio Manager	Federated	Vice President and Senior Investment Analyst
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Transamerica Focus VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Edward S. Han/2009	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager
Kirk J. Kim/2009	Portfolio Manager (Co)	TIM	Principal, Deputy Chief Investment Officer, Portfolio Manager
Joshua D. Shaskan, CFA/2009	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager

Transamerica Foxhall Emerging Markets/Pacific Rim VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Foxhall Global Conservative VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Foxhall Global Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Foxhall Global Hard Asset VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Growth Opportunities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Edward S. Han/2005	Portfolio Manager (Lead)	TIM	Principal, Portfolio Manager
John J. Huber, CFA/2005	Portfolio Manager (Lead)	TIM	Principal, Director of Equity
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Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Process and Risk Management, Portfolio Manager

Transamerica Hanlon Balanced VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Hanlon Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Hanlon Growth and Income VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Hanlon Managed Income VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Index 35 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2009	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Index 50 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2008	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Index 75 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2008	Portfolio Manager	AUIM	Senior Vice President and
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Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Senior Portfolio Manager

Transamerica Index 100 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2009	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Jennison Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Michael A. Del Balso/2009	Portfolio Manager	Jennison	Managing Director and Director of Research for Growth Equity
Kathleen A. McCarragher/2000	Portfolio Manager	Jennison	Managing Director and Head of Growth Equity
Spiros “Sig” Segalas/2009	Portfolio Manager	Jennison	Director, President and Chief Investment Officer

Transamerica JPMorgan Core Bond VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Douglas S. Swanson/2007	Portfolio Manager	JPMorgan	Managing Director and Portfolio Manager

Transamerica JPMorgan Enhanced Index VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Terance Chen/1997	Vice President	JPMorgan	Portfolio Manager
Raffaele Zingone/1997	Portfolio Manager	JPMorgan	Portfolio Manager

Transamerica JPMorgan Mid Cap Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jonathan K.L. Simon/2004	Portfolio Manager	JPMorgan	Portfolio Manager and Chief Investment Officer (US Value)
Lawrence Playford, CFA/2004	Portfolio Manager	JPMorgan	Vice President and Research Analyst
Gloria Fu, CFA/2006	Portfolio Manager	JPMorgan	Vice President and Research Analyst

Transamerica MFS International Equity VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Daniel Ling/2009	Portfolio Manager	MFS	Investment Officer, Investment Manager, Lion Capital Management, Singapore
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Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Marcus L. Smith/2006	Portfolio Manager	MFS	Investment Officer

Transamerica Morgan Stanley Active International Allocation VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Ann D. Thivierge/2002	Portfolio Manager	MSIM	Managing Director

Transamerica Morgan Stanley Mid-Cap Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Dennis P. Lynch/2002	Lead Portfolio Manager	VKAM	Managing Director
David S. Cohen/2002	Portfolio Manager	VKAM	Managing Director
Sam G. Chainani/2004	Portfolio Manager	VKAM	Managing Director
Alexander T. Norton/2005	Portfolio Manager	VKAM	Executive Director
Jason C. Yeung/2007	Portfolio Manager	VKAM	Executive Director
Armistead B. Nash/2008	Portfolio Manager	VKAM	Executive Director

Transamerica Multi Managed Large Cap Core VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Dennis P. Lynch/2002	Lead Portfolio Manager	MSIM	Managing Director
David S. Cohen/2002	Portfolio Manager	MSIM	Managing Director
Sam G. Chainani/2004	Portfolio Manager	MSIM	Managing Director
Alexander T. Norton/2005	Portfolio Manager	MSIM	Executive Director
Jason C. Yeung/2007	Portfolio Manager	MSIM	Executive Director
Armistead B. Nash/2008	Portfolio Manager	MSIM	Executive Director
Kevin Holt/2004	Co-Lead Portfolio Manager	MSIM	Managing Director
Jason Leder/2004	Co-Lead Portfolio Manager	MSIM	Managing Director
Devin Armstrong/2007	Portfolio Manager	MSIM	Executive Director
James Warwick/2007	Portfolio Manager	MSIM	Executive Director

Transamerica PIMCO Total Return VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Chris P. Dialynas/2008	Portfolio Manager	PIMCO	Managing Director

Transamerica ProFund UltraBear VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Todd B. Johnson/2009	Lead Portfolio Manager	ProFund Advisors	Chief Investment Officer
Howard S.Rubin/2009	Portfolio Manager	ProFund Advisors	Director, Portfolio Manager
Robert M. Parker/2009	Portfolio Manager	ProFund Advisors	Senior Portfolio Manager
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Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Transamerica Small/Mid Cap Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeffrey J. Hoo, CFA/2008	Portfolio Manager (Lead)	TIM	Principal, Portfolio Manager
Joshua D. Shaskan, CFA/2008	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager
Thomas E. Larkin, III/2008	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager, Senior Securities Analyst

Transamerica T. Rowe Price Small Cap VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sudhir Nanda, CFA/2006	Portfolio Manager	T. Rowe Price	Vice President and Portfolio Chairman

Transamerica Third Avenue Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Curtis R. Jensen/1998	Co-Portfolio Manager	Third Avenue	Co-Chief Investment Officer
Yang Lie/2008	Co-Portfolio Manager	Third Avenue	Director of Research
Kathleen K. Crawford/2007	Assistant Portfolio Manager	Third Avenue	Research Analyst

Transamerica U.S. Government Securities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Derek S. Brown, CFA/2005	Portfolio Manager (Lead)	TIM	Principal, Director of Fixed Income, Portfolio Manager
Greg D. Haendel, CFA/2003	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager

Transamerica WMC Diversified Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul E. Marrkand, CFA/2010	Portfolio Manager	Wellington Management	Senior Vice President and Equity Portfolio Manager

Transamerica WMC Diversified Growth II VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul E. Marrkand, CFA/2010	Portfolio Manager	Wellington Management	Senior Vice President and Equity Portfolio Manager
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Disclosure of Portfolio Holdings: A detailed description of the portfolios' policies and procedures with respect to the disclosure of the portfolios' securities is available in the SAI. The portfolios publish all holdings on the website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

Prior Performance for Similar Accounts

Wellington Management - Transamerica WMC Diversified Growth VP and Transamerica WMC Diversified Growth II VP (the “WMC Portfolios”). The performance information shown below represents a composite of the prior performance of certain discretionary accounts (the “Other Accounts”) managed by Wellington Management with substantially similar investment objectives, policies and strategies as the WMC Portfolios. Wellington Management has prepared the historical performance shown for the composite in compliance with the Global Investment Performance Standards. This methodology differs from the guidelines of the Securities and Exchange Commission for calculating performance of mutual funds.

The WMC Portfolios’ actual performance may vary significantly from the past performance of the composite. Differences in asset size and cash flows may result in different security selections, differences in relative weightings of securities or differences in prices paid for particular portfolio holdings. In addition, the Other Accounts were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite.

The composite performance presented below is shown on both a gross and net basis. The net performance results have been adjusted to reflect the operating expenses of Initial and Service Class shares of Transamerica WMC Diversified Growth VP.

The composite performance is not that of the WMC Portfolios, should not be interpreted as indicative of the WMC Portfolios’ future performance, and should not be considered a substitute for the WMC Portfolios’ performance.

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Year-by-Year Total Return as of 12/31 each year (%)

The composite performance in the bar chart below is shown on a gross basis and net of the operating expenses of Transamerica WMC Diversified Growth VP Initial Class shares.

The composite performance in the bar chart below is shown on a gross basis and net of the operating expenses of Transamerica WMC Diversified Growth VP Service Class shares.

Average Annual Total Returns for the period ended 12/31/09

	1 year	5 years	10 years
Wellington Management Diversified Growth Composite (gross of expenses)	38.91%	4.34%	1.13%
Wellington Management Diversified Growth Composite (net of expenses of Transamerica WMC Diversified Growth VP Initial Class shares)	37.84%	3.52%	0.34%
Wellington Management Diversified Growth Composite (net of expenses of Transamerica WMC Diversified Growth VP Service Class shares)	37.51%	3.26%	0.09%
Russell 1000® Growth Index	37.21%	1.63%	-3.99%
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OTHER INFORMATION

Share Classes

TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2011. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

Purchase and Redemption of Shares

Shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York and Monumental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (“NAV”) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust’s distributor (or other agent) of a purchase order or receipt of a redemption request.

Valuation of Shares

The NAV of all portfolios is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Purchase orders for shares of the TST asset allocation portfolios that are received in good order and accepted before the close of business on the NYSE receive the NAV determined as of the close of the NYSE that day. For direct purchases, corresponding orders for shares of the underlying constituent portfolios are priced on the same day that orders for shares of the asset allocation portfolios are received and accepted. For purchases of shares of the TST asset allocation portfolios through the National Securities Clearing Corporation (“NSCC”), orders for shares of the underlying constituent portfolios will be placed after the receipt and acceptance of the settled purchase order for shares of the asset allocation portfolios.

How NAV Is Calculated

The NAV of each portfolio (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios’ securities for the purposes of determining the portfolios’ NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may

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be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that the portfolio uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end portfolios (other than ETF shares) are generally valued at the net asset value per share reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the portfolios’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV per share.

Market Timing/Excessive Trading

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. As money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares may disrupt portfolio management, hurt portfolio performance and drive portfolio expenses higher. For example, a portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.

Transamerica Series Trust’s Board of Trustees has approved policies and procedures that are designed to discourage market timing or excessive trading which include limitations on the number of transactions in portfolio shares. If you intend to engage in such practices, we request that you do not purchase shares of any of the portfolios. Each portfolio reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the portfolio reasonably believes to be in connection with market timing or excessive trading.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios’ policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it

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reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a “contract owner”) or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and excessive short-term trading, the portfolios cannot always recognize or detect such trading. The Trust’s distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries’ ability to deter such activity may be limited by operational and information systems. Due to the risk that the portfolios and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an asset allocation portfolio in furtherance of a portfolio’s objective are not considered to be market timing or disruptive trading.

Investment Policy Changes

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name will provide its shareholders with at least 60 days’ prior written notice before making changes to such policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.

Unless expressly designated as fundamental, all policies and procedures of the portfolios, including their investment objectives, may be changed at any time by the Board of Trustees without shareholder approval. The investment strategies employed by a portfolio may also be changed without shareholder approval.

To the extent authorized by law, Transamerica Series Trust and each of the portfolios reserve the right to discontinue offering shares at any time, to merge or liquidate a class of shares or to cease operations entirely.

Asset Allocation Funds

The asset allocation portfolios, Transamerica Asset Allocation – Conservative VP, Transamerica Asset Allocation – Growth VP, Transamerica Asset Allocation – Moderate Growth VP, Transamerica Asset Allocation – Moderate VP and Transamerica International Moderate Growth VP, as well as Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Multi-Manager International Portfolio and Transamerica Multi-Manager Alternative Strategies Portfolio, each separate series of Transamerica Funds, may own a significant portion of the shares of a TST portfolio. Transactions by the asset allocation portfolios may be disruptive to the management of an underlying portfolio.

Dividends and Distributions

Each portfolio intends to distribute annually substantially all of its net investment income, if any. Dividends of Transamerica Money Market VP are declared daily and distributed monthly. Capital gain distributions are typically declared and distributed annually, if any. Dividends and distributions are paid on the business day following the ex-dividend date, and will be reinvested in additional shares unless you elect to take your dividends in cash. Distributions of short-term capital gains are included as distributions of net investment income.

Taxes

Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify for each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). As a regulated investment company, a portfolio generally will not be subject to federal income tax on the taxable income that it distributes. Taxable income consists generally of net investment income and any capital gains. It is each portfolio’s intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance policies and annuity contracts. Certain separate accounts are required to meet diversification requirements under Section 817(h) of the Code and the regulations thereunder in order for insurance policies and annuity contracts funded by those separate accounts to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and is

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owned only by separate accounts and certain other qualified investors (including the asset allocation portfolios offered in this prospectus if they are owned only by separate accounts and certain other qualified investors), the separate accounts invested in that portfolio will be allowed to look through to the portfolio’s investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirements under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the insurance policies and annuity contracts invested in that portfolio could become currently taxable to the owners of the policies and contracts, and income for prior periods with respect to the policies and contracts could also be taxable in the year in which that failure occurs.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see “Federal Income Tax Considerations” included in the respective prospectuses for the policies and contracts.

Distribution and Service Plans

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (“TCI”), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class and up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2011. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

Other Distribution and Service Arrangements

The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York and Monumental Life Insurance Company (together, the “Transamerica Insurance Companies”), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of Western Reserve and is affiliated with the other Transamerica Insurance Companies, and TAM’s business profits (from managing the portfolios) may directly benefit Western Reserve and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios’ shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies, TCI, and/or other portfolio sub-advisers, directly or through TCI, out of their past profits and other available sources, provide cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries as a means to promote the distribution and wholesaling of variable contracts (and thus, indirectly, the portfolios’ shares). In certain cases, these payments may be significant. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial and may be substantial to any given recipient. Revenue sharing arrangements are separately negotiated. Revenue sharing is not an expense of the portfolios, is not reflected in the fees and expenses sections of this prospectus and does not change the price paid by investors for the purchase of a portfolio’s shares or the amount received by an investor as proceeds from the redemption of portfolio shares. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

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Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit TAM, TCI and their affiliates to the extent the payments result in more assets being invested in the portfolios on which fees are being charged.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentives for the insurers and other financial intermediaries to make the TST portfolios’ shares available to current or prospective variable contract owners to the detriment of other potential investment options.

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LIST AND DESCRIPTION OF CERTAIN UNDERLYING PORTFOLIOS

This section lists and describes the underlying portfolios in which some or all of the asset allocation portfolios may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Further information about certain underlying portfolios of TST and certain underlying funds of Transamerica Funds is contained in those underlying funds’/portfolios’ prospectuses, available at www.transamericafunds.com.

TST UNDERLYING PORTFOLIOS:

Fund Name	Transamerica Asset Allocation – Conservative VP	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica AEGON High Yield Bond VP	X		X	X
Transamerica Balanced VP	X	X	X	X
Transamerica BlackRock Large Cap Value VP	X	X	X	X		X
Transamerica Clarion Global Real Estate Securities VP	X	X	X	X	X
Transamerica Convertible Securities VP	X	X	X	X		X
Transamerica Diversified Equity VP	X	X	X	X		X
Transamerica Federated Market Opportunity VP	X	X	X	X	X
Transamerica Focus VP	X	X	X	X
Transamerica Growth Opportunities VP	X	X	X	X		X
Transamerica Jennison Growth VP	X	X	X	X		X
Transamerica JPMorgan Core Bond VP	X		X	X	X	X
Transamerica JPMorgan Enhanced Index VP	X	X	X	X		X
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Fund Name	Transamerica Asset Allocation – Conservative VP	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica JPMorgan Mid Cap Value VP	X	X	X	X		X
Transamerica MFS International Equity VP						X
Transamerica Money Market VP	X	X	X	X	X	X
Transamerica Morgan Stanley Active International Allocation VP	X	X	X	X	X
Transamerica Morgan Stanley Mid-Cap Growth VP						X
Transamerica Multi Managed Large Cap Core VP	X	X	X	X
Transamerica PIMCO Total Return VP	X		X	X	X	X
Transamerica Small/Mid Cap Value VP	X	X	X	X
Transamerica T. Rowe Price Small Cap VP	X	X	X	X
Transamerica Third Avenue Value VP						X
Transamerica U.S. Government Securities VP	X		X	X	X	X
Transamerica WMC Diversified Growth VP	X	X	X	X		X

• Transamerica AEGON High Yield Bond VP seeks a high level of current income by investing in high-yield debt securities. The portfolio invests at least 80% of its net assets in a portfolio of high-yield/high-risk bonds (commonly known as “junk bonds”). These junk bonds are high risk debt securities rated in medium or lower categories. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; credit; fixed-income securities; high-yield debt securities; increase in expenses; liquidity; market; portfolio selection; and valuation.

• Transamerica Balanced VP seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by

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companies of all sizes. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; credit; currency; derivatives; fixed-income securities; foreign securities; growth stocks; high-yield debt securities; increase in expenses; liquidity; market; mortgage-related securities; portfolio selection; small- or medium-sized companies; stocks; and valuation.

• Transamerica BlackRock Large Cap Value VP seeks long-term capital growth by investing primarily in equity securities of large cap companies. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies that, at the time of purchase, have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Value Index. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; fixed-income securities; foreign securities; increase in expenses; liquidity; market; portfolio selection; preferred stock; stocks; value investing; and U.S. government agency obligations.

• Transamerica Clarion Global Real Estate Securities VP seeks long-term total return from investments primarily in equity securities of real estate companies. The portfolio’s portfolio will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; fixed-income securities; foreign securities; increase in expenses; market; mortgage-related securities; non-diversification; portfolio selection; portfolio turnover; real estate securities; REITs; small- or medium-sized companies; and stocks.

• Transamerica Convertible Securities VP seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. The principal risks of investing in this underlying portfolio are: active trading; cash management and defensive investing; convertible securities; currency; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; portfolio selection; repurchase agreements; and stocks.

• Transamerica Diversified Equity VP seeks to maximize capital appreciation by investing at least 80% of its assets in equity securities. The portfolio’s sub-adviser uses a “bottom-up” approach to investing, and constructs the portfolio one company at a time. The portfolio may invest in securities of all sizes; generally, however, the portfolio invests in securities of companies whose market capitalization is greater than $500 million. The portfolio may also invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; focused investing; foreign securities; growth stocks; increase in expenses; market; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica Federated Market Opportunity VP seeks absolute (positive) returns with low correlation to the U.S. equity market by investing, under normal conditions, in domestic and foreign securities that the fund’s sub-adviser deems to be undervalued or out-of-favor. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; commodities; convertible securities; country, sector or industry focus; currency; currency hedging; derivatives; emerging markets; exchange-traded funds; fixed-income securities; foreign securities; high-yield debt securities; hybrid instruments; increase in expenses; investment companies; leveraging; liquidity; market; portfolio selection; portfolio turnover; REITs; short sales; stocks; tax; and value investing.

• Transamerica Focus VP seeks to maximize long-term growth by investing primarily in domestic equity securities that, in the portfolio’s sub-adviser’s opinion, are trading at a material discount to intrinsic value. The portfolio will generally invest in domestic equity securities of any size. The portfolio may also invest up to  10% of its assets in short sale positions. The portfolio may invest up to 20% of its assets in convertible and non-convertible high-yield, debt securities rated below investment grade. The portfolio’s sub-adviser uses a “bottom-up” approach to investing, and constructs the portfolio’s portfolio one company at a time. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; derivatives; fixed-income securities; focused investing; foreign securities; high-yield debt securities; increase in expenses; market; non-diversification; portfolio selection; short sales; small- or medium-sized companies; stocks; and value investing.

• Transamerica Growth Opportunities VP seeks to maximize long-term growth by generally investing at least 65% of the portfolio’s assets in a portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; derivatives; fixed-income

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securities; foreign securities; growth stocks; increase in expenses; market; portfolio selection; preferred stock; small- or medium-sized companies; stocks; and warrants and rights.

• Transamerica Jennison Growth VP seeks long-term growth of capital by investing at least 65% of its total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts of U.S. companies with market capitalizations of at least $1 billion that the sub-adviser believes have above-average prospects for growth. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; foreign securities; growth stocks; increase in expenses; market; medium-sized companies; portfolio selection; preferred stock; stocks; and warrants and rights.

• Transamerica JPMorgan Core Bond VP seeks total return, consisting of current income and capital appreciation by investing at least 80% of its assets in U.S. government securities, medium- to high-quality corporate bonds, mortgage-backed securities and asset-backed securities and commercial mortgage-backed securities. The principal risks of investing in this underlying portfolio are: asset-backed securities; cash management and defensive investing; credit; currency; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; mortgage-related securities; portfolio selection; and valuation.

• Transamerica JPMorgan Enhanced Index VP seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Index. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; fixed-income securities; foreign securities; growth stocks; increase in expenses; market; medium-sized companies; portfolio selection; repurchase agreements; stocks; U.S. government agency obligations; and value investing.

• Transamerica JPMorgan Mid Cap Value VP seeks growth from capital appreciation by investing at least 80% of net assets, under normal conditions, in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the fund’s sub-adviser believes to be undervalued. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; derivatives; foreign securities; increase in expenses; market; medium-sized companies; portfolio selection; preferred stock; REITs, stocks; and value investing.

• Transamerica MFS International Equity VP seeks capital growth by investing primarily in equity securities of foreign companies, including emerging markets securities. Under normal market conditions, at least 80% of the portfolio’s net assets are invested in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, potentially including emerging markets. The portfolio may invest a relatively large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. The portfolio may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying portfolio are: active trading; cash management and defensive investing; convertible securities; currency; derivatives; emerging markets; foreign securities; geographic; growth stocks; increase in expenses; leveraging; liquidity; market; portfolio selection; preferred stock; small- or medium-sized companies; stocks; and value investing.

• Transamerica Money Market VP seeks to obtain maximum current income from money market securities consistent with liquidity and preservation of principal by investing substantially all of the portfolio’s assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: bank obligations; credit; fixed-income securities; foreign securities; increase in expenses; interest rate; market; redemption; repurchase agreements; U.S. government agency obligations; and yield.

• Transamerica Morgan Stanley Active International Allocation VP seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; emerging markets; foreign securities; increase in expenses; liquidity; market; portfolio selection; real estate securities; REITs; and stocks.

• Transamerica Morgan Stanley Mid-Cap Growth VP seeks capital appreciation by investing, under normal circumstances, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The portfolio may also invest in common stocks and other equity securities of small-and large- cap companies, as well as preferred stocks, convertible

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securities, rights and warrants and debt securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; investing aggressively; market; portfolio selection; preferred stock; REITs; small- or medium-sized companies; stocks; and warrants and rights.

• Transamerica Multi Managed Large Cap Core VP seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio’s assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: currency; derivatives; emerging markets; foreign securities; growth stocks; market; REITs; stocks; and value investing.

• Transamerica PIMCO Total Return VP seeks maximum total return consistent with preservation of capital and prudent investment management by investing principally in fixed-income securities of varying maturities. The fund may invest its assets in derivative instruments. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; credit; currency; currency hedging; derivatives, emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; leveraging; liquidity; market; mortgage-related securities; portfolio selection; preferred stock; prepayment or call; repurchase agreements; Rule 144A securities; sovereign debt; stocks; U.S. government agency obligations; and valuation.

• Transamerica Small/Mid Cap Value VP seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; emerging markets; foreign securities; increase in expenses; market; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica T. Rowe Price Small Cap VP seeks long-term growth of capital by investing primarily in common stocks of small growth companies. This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute more than 50% of assets. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; exchange-traded funds; foreign securities; growth stocks; liquidity; market; portfolio selection; smaller companies; and stocks.

• Transamerica U.S. Government Securities VP seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; country sector or industry focus; derivatives; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; market; mortgage-related securities; portfolio selection; U.S. government agency obligations; and zero coupon bonds.

• Transamerica WMC Diversified Growth VP seeks to maximize long-term growth by investing, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth- oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria. Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; fixed-income securities; focused investing; foreign securities; growth stocks; increase in expenses; market; portfolio selection; small-or medium sized companies; and stocks.

The portfolios may invest their assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolios may do so without limit. Although the underlying portfolios will do this only in seeking to avoid losses, the underlying portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolios have any uninvested cash, the portfolios would also be subject to risk with respect to the depository institution holding the cash.

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TRANSAMERICA UNDERLYING FUNDS:

Fund Name	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Conservative VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica AllianceBernstein International Value	X	X	X	X	X	X
Transamerica BlackRock Global Allocation	X	X	X	X	X	X
Transamerica BlackRock Natural Resources	X
Transamerica BNY Mellon Market Neutral Strategy	X
Transamerica First Quadrant Global Macro	X
Transamerica Flexible Income		X	X	X	X	X
Transamerica Jennison Growth	X	X	X	X
Transamerica JPMorgan International Bond		X	X	X	X	X
Transamerica Loomis Sayles Bond		X	X	X	X	X
Transamerica MFS International Equity	X	X	X	X	X
Transamerica Neuberger Berman International	X	X	X	X	X	X
Transamerica Oppenheimer Developing Markets	X	X	X	X	X
Transamerica Oppenheimer Small- & Mid-Cap Value	X	X	X	X
Transamerica PIMCO Real Return TIPS		X	X	X	X	X
Transamerica Schroders International Small Cap	X	X	X	X	X
Transamerica Short-Term Bond		X	X	X	X	X
Transamerica Third Avenue Value	X	X	X	X
Transamerica Thornburg International Value	X	X	X	X	X	X
Transamerica UBS Large Cap Value	X	X	X	X		X
Transamerica Van Kampen Emerging Markets Debt		X	X	X
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Fund Name	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Conservative VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica Van Kampen Mid-Cap Growth	X	X	X	X	X
Transamerica Van Kampen Small Company Growth	X	X	X	X
Transamerica WMC Emerging Markets	X	X	X	X	X

• Transamerica AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from a variety of industries and developed countries. The fund primarily invests in issuers that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The principal risks of investing in this underlying fund are: convertible securities; currency; currency hedging; defensive investing; derivatives; foreign securities; increase in expenses; leveraging; liquidity; market; portfolio selection; repurchase agreements; securities lending; short sales; stocks; value investing; and warrants and rights.

• Transamerica BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: commodities; convertible securities; credit; currency; currency hedging; defensive investing; derivatives; distressed securities; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; liquidity; loans; market; portfolio selection; precious metals-related securities; preferred stock; prepayment or call; real estate securities; securities lending; short sales; small- or medium-sized companies; sovereign debt; stocks; tax; and warrants and rights.

• Transamerica BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders’ capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its net assets in equity securities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The principal risks of investing in this underlying fund are: defensive investing; derivatives; emerging markets; equity securities; foreign securities; increase in expenses; market and selection; mid-cap securities; natural resource-related securities; non-diversification; portfolio selection; precious metals-related securities; sector; and tax.

• Transamerica BNY Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market-neutral strategy and investing, under normal circumstances, at least 80% of the fund’s assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: currency; defensive investing; derivatives; foreign securities; increase in expenses; leveraging; market; portfolio selection; portfolio turnover; short sales; small- or medium-sized companies; and stocks.

• Transamerica First Quadrant Global Macro seeks to achieve total return from investments in the global equity, fixed-income, and currency markets, independent of market direction. The fund seeks to generate returns through risk-controlled exposure, long and short, to global equity, fixed-income, and currency markets through a wide range of derivative instruments and direct investments. The fund typically will make extensive use of derivative instruments, including futures contracts on global equity and fixed-income securities and security indices, options on futures contracts and equity indices, securities and security indices, swap contracts and forward contracts. The fund may also invest directly in global equity securities (including exchange traded funds (“ETFs”) and common and preferred stock of U.S. and non-U.S. companies) and fixed-income securities (including U.S. and non-U.S. corporate bonds and debt securities guaranteed by U.S. and non-

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U.S. governments, their agencies or instrumentalities or supranational organizations). The principal risks of investing in this underlying fund are: active trading; convertible securities; country, sector or industry focus; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; high-yield debt securities; increase in expenses; leveraging; liquidity; market; non-diversification; portfolio selection; preferred stock; prepayment or call; short sales; small- or medium-sized companies; stocks; U.S. government agency obligations; and value investing.

• Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as a secondary objective by generally investing at least 80% of its net-assets in a broad range of fixed-income securities. The fund may also invest in derivatives and equity securities. The principal risks of investing in this underlying fund are: active trading; convertible securities; credit; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; liquidity; loans; market; mortgage-related securities; portfolio selection; preferred stock; stocks; structured instruments; valuation; and warrants and rights.

• Transamerica JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund’s net assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; increase in expenses; liquidity; market; non-diversification; and portfolio selection.

• Transamerica Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing fund assets principally in fixed-income securities. The fund normally invests at least 80% of its net assets primarily in investment-grade, fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities (“junk bonds”) and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: bank obligations; convertible securities; credit; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; leveraging; liquidity; market; mortgage-related securities; portfolio selection; preferred stock; REITs; repurchase agreements; Rule 144A securities; stocks; structured instruments; and valuation.

• Transamerica MFS International Equity seeks capital growth by investing primarily in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets. The fund may invest a relatively large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. The fund may invest its assets in the stocks of companies its sub-adviser believes to have above-average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying fund are: active trading; convertible securities; currency; defensive investing; derivatives; emerging markets; foreign securities; geographic; growth stocks; increase in expenses; leveraging; liquidity; market; portfolio selection; preferred stock; small- or medium-sized companies; stocks; and value investing.

• Transamerica Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund’s sub-adviser looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; foreign securities; growth stocks; increase in expenses; leveraging; liquidity; market; portfolio selection; securities lending; small- or medium-sized companies; stocks; and value investing.

• Transamerica Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in equity securities of issuers that are economically tied to one or more emerging markets countries. In selecting securities, the fund’s sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: convertible securities; country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; liquidity; market; portfolio selection; portfolio turnover; preferred stock; small- or medium-sized companies; stocks; and warrants and rights.

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• Transamerica Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small-cap and mid-cap domestic and foreign issuers. The fund’s sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: convertible securities; currency; currency hedging; defensive investing; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; portfolio selection; portfolio turnover; preferred stock; small- or medium-sized companies; stocks; and value investing.

• Transamerica PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Protected Securities (or “TIPS”). The fund’s subadviser invests, under normal circumstances, at least 80% of the fund’s net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: CPIU measurement; credit; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; interest rate; leveraging; liquidity; market; mortgage-related securities; non-diversification; portfolio selection; portfolio turnover; preferred stock; prepayment or call; repurchase agreements; Rule 144A securities; sovereign debt; stocks; U.S. government agency obligation; and valuation.

• Transamerica Schroders International Small Cap seeks to provide long-term capital appreciation by investing primarily in the equity securities of smaller companies located outside the U.S. The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including the company’s potential for long-term growth, financial condition, quality of management and sensitivity to cyclical factors, as well as the relative value of the company’s securities compared to the market as a whole. The principal risks of investing in this underlying fund are: country/regional; currency; defensive investing, derivatives; emerging markets; foreign securities; growth stocks; increase in expenses; investment style; liquidity; market; portfolio selection; smaller companies; and stocks.

• Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, mortgage-backed securities, and asset-backed securities. Normally, the fund will invest at least 80% of its net assets in fixed-income securities. The principal risks of investing in this underlying fund are: bank obligations; credit; defensive investing; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; mortgage-related securities; portfolio selection; U.S. government agency obligations; valuation; and yield fluctuation.

• Transamerica Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks of U.S. and non-U.S. issuers. The fund invests in companies regardless of market capitalization, with the mix of its investments at any time depending on the industries and types of securities its sub-adviser believes represent the best values consistent with the fund’s strategies and restrictions. The principal risks of investing in this underlying fund are: currency; defensive investing, fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; market; non-diversification; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica Thornburg International Value seeks long-term capital appreciation by investing, under normal circumstances, at least 75% of its assets in foreign securities of issuers that are located in a number of countries throughout the world. The fund may invest in emerging markets. The fund may invest in companies of any size, but invests primarily in the large and middle range of public company market capitalizations. The principal risks of investing in this underlying fund are: currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; increase in expenses; market; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund’s sub-adviser focuses on, among other things, identifying discrepancies between a security’s fundamental value and its market price. The principal risks of investing in this underlying fund are: convertible securities; defensive investing; derivatives; increase in expenses; investment companies; market; portfolio selection; preferred stock; stocks; value investing; and warrants and rights.

• Transamerica Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging markets countries. Under normal circumstances, at least 80% of the fund’s net assets will be invested in debt securities of issuers located in emerging markets countries. The principal risks of investing in this underlying fund are: credit; currency;

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currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; increase in expenses; liquidity; market; non-diversification; portfolio selection; sovereign debt; and valuation.

• Transamerica Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal circumstances, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The fund may also invest in common stocks and other equity securities of small- and large-cap companies, as well as preferred stocks, convertible securities, rights and warrants and debt securities. The principal risks of investing in this underlying fund are: convertible securities; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; investing aggressively; market; portfolio selection; preferred stock; REITs; small- or medium-sized companies; stocks; and warrants and rights.

• Transamerica Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies. Under normal circumstances, at least 80% of the fund’s net assets will be invested in such securities. The principal risks of investing in this underlying fund are: convertible securities; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; market; portfolio selection; REITs; smaller companies; and stocks.

• Transamerica WMC Emerging Markets seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in equity securities of companies that conduct their principal business activities in emerging markets, are organized under the laws of or maintain their principal place of business in emerging markets, or whose securities are traded principally on exchanges in emerging markets. The fund’s sub-adviser considers emerging markets to be markets with rapidly growing economies. The principal risks of investing in this underlying fund are: convertible securities; country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; IPOs; liquidity; market; portfolio selection; portfolio turnover; preferred stock; small- or medium-sized companies; stocks; and warrants and rights.

The funds may invest their assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the funds may do so without limit. Although the underlying funds will do this only in seeking to avoid losses, the underlying funds may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the funds have any uninvested cash, the funds would also be subject to risk with respect to the depository institution holding the cash.

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LIST AND DESCRIPTION OF CERTAIN UNDERLYING ETFS AND
INSTITUTIONAL MUTUAL FUNDS

This section lists and describes the underlying ETFs and institutional mutual funds in which certain of the portfolios may invest. This section summarizes their respective investment objectives and principal investment strategies and risks.

UNDERLYING ETFs AND INSTITUTIONAL MUTUAL FUNDS:

Fund Name	Transamerica Index 35 VP	Transamerica Index 50 VP	Transamerica Index 75 VP	Transamerica Index 100 VP	Transamerica Efficient Markets VP
Vanguard Emerging Markets ETF	X	X	X	X
Vanguard Europe Pacific ETF	X	X	X	X
Vanguard European ETF	X	X	X	X
Vanguard Extended Market ETF	X	X	X	X
Vanguard FTSE All-World ex-US ETF	X	X	X	X
Vanguard Growth ETF	X	X	X	X
Vanguard Intermediate-Term Bond ETF	X	X	X		X
Vanguard Intermediate-Term Corporate Bond ETF	X	X	X		X
Vanguard Intermediate-Term Government Bond ETF	X	X	X		X
Vanguard Large-Cap ETF	X	X	X	X
Vanguard Long-Term Bond ETF	X	X	X		X
Vanguard Long-Term Corporate Bond ETF	X	X	X		X
Vanguard Long-Term Government Bond ETF	X	X	X		X
Vanguard Mega Cap 300 ETF	X	X	X	X
Vanguard Mega Cap 300 Growth ETF		X	X
Vanguard Mega Cap 300 Value ETF		X	X
Vanguard Mid-Cap ETF	X	X	X	X
Vanguard Mid-Cap Growth ETF		X	X
Vanguard Mid-Cap Value ETF		X	X
Vanguard Mortgage-Backed Securities ETF	X	X	X		X
Vanguard Pacific ETF	X	X	X	X
Vanguard Short-Term Bond ETF	X	X	X		X
Vanguard Short-Term Corporate Bond ETF	X	X	X		X
Vanguard Short-Term Government Bond ETF	X	X	X		X
Vanguard Small-Cap ETF	X	X	X	X
Vanguard Small-Cap Growth ETF		X	X
Vanguard Small-Cap Value ETF		X	X
Vanguard Total Bond Market ETF	X	X	X		X
Vanguard Total Stock Market ETF	X	X	X	X
Vanguard Total World Stock ETF	X	X	X	X
Vanguard Value ETF	X	X	X	X
DFA International Small Cap Value Portfolio					X
DFA International Value Portfolio					X
Emerging Markets Value Portfolio					X
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Fund Name	Transamerica Index 35 VP	Transamerica Index 50 VP	Transamerica Index 75 VP	Transamerica Index 100 VP	Transamerica Efficient Markets VP
Large Cap International Portfolio					X
U.S. Large Company Portfolio					X
U.S. Targeted Value Portfolio					X

VANGUARD UNDERLYING ETFS:

• Vanguard® Emerging Markets ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries. The ETF employs a “passive management” — or indexing —investment approach by investing substantially all (normally about 95%) of its assets in the common stocks included in the MSCI® Emerging Markets Index, while employing a form of sampling to reduce risk. The MSCI Emerging Markets Index includes approximately 748 common stocks of companies located in emerging markets around the world. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk, emerging markets risk, currency risk and index sampling risk.

• Vanguard® Europe Pacific ETF seeks to provide a tax-efficient investment return consisting of long-term capital appreciation. The ETF purchases stocks included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI® EAFE®) Index, which is made up of approximately 989 common stocks of companies located in 21 countries in Europe, Australia, Asia and the Far East. The ETF uses statistical methods to “sample” the Index, aiming to closely track its investment performance while limiting investments in Index securities that have undesirable tax characteristics in an attempt to minimize taxable income distributions. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

• Vanguard® European ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe. The ETF employs a “passive management” — or indexing —investment approach by investing all, or substantially all, of its assets in the common stocks included in the Morgan Stanley Capital International (MSCI®) Europe Index. The MSCI Europe Index is made up of approximately 467 common stocks of companies located in 16 European countries — mostly companies in the United Kingdom, France, Germany, and Switzerland. Other countries represented in the Index include Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain and Sweden. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

• Vanguard® Extended Market ETF seeks to track the performance of a benchmark index that measures the investment return of small-and mid-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Standard & Poor’s Completion Index, a broadly diversified index of stocks of small and medium-size U.S. companies. The ETF invests all, or substantially all, of its assets in stocks of its target index, with nearly 80% of it assets invested in 1,200 stocks in its target index (covering nearly 80% of the Index’s total market capitalization), and the rest of its assets in a representative sample of the remaining stocks. The primary risks of investing in this underlying ETF are stock market risk, investment style risk and index sampling risk.

• Vanguard® FTSE All-World ex-US ETF seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets outside the U.S. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the FTSE® All-World ex-US Index, a free-float-adjusted, market-capitalization-weighted index designed to measure equity market performance of international markets. The Index includes approximately 2,140 stocks of companies located in 46 countries, including both developed and emerging markets. The ETF attempts to replicate its target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk, emerging markets risk and currency risk.

• Vanguard® Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Prime Market Growth Index, a broadly diversified index predominantly made up of growth stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or

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substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risks.

• Vanguard® Intermediate-Term Bond ETF seeks to track the performance of a market-weighted bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. 5-10 Year Government/Credit Bond Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 5 and 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

• Vanguard® Intermediate-Term Corporate Bond ETF seeks to track the performance of a market-weighted corporate bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 5-10 Year Corporate Index. This Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 5 and 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 7.9 years. The primary risks of investing in this underlying ETF are: interest rate risk, credit risk, income risk and index sampling risk.

• Vanguard® Intermediate-Term Government Bond ETF seeks to track the performance of a market-weighted government bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 3-10 Year Government Float Adjusted Index. This Index includes fixed-income securities issued by the U.S. Treasury (not including inflation-protected bonds) and U.S. government agencies and instrumentalities, as well as corporate or dollar-denominated foreign debt guaranteed by the U.S. government, with maturities between 3 and 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 5.9 years. The primary risks of investing in this underlying ETF are: income risk, interest rate risk and credit risk.

• Vanguard® Large-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Prime Market 750 Index, a broadly diversified index predominantly made up of stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Long-Term Bond ETF seeks to track the performance of a market-weighted bond index with a long-term dollar-weighted average maturity. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. Long Government/Credit Bond Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of greater than 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 15 and 30 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

• Vanguard® Long-Term Corporate Bond ETF seeks to track the performance of a market-weighted corporate bond index with a long-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. Long Corporate Index. This Index includes U.S.

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dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities greater than 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 24.7 years. The primary risks of investing in this underlying ETF are: interest rate risk, credit risk, income risk and index sampling risk.

• Vanguard® Long-Term Government Bond ETF seeks to track the performance of a market-weighted government bond index with a long-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. Long Government Float Adjusted Index. This Index includes fixed-income securities issued by the U.S. Treasury (not including inflation-protected bonds) and U.S. government agencies and instrumentalities, as well as corporate or dollar-denominated foreign debt guaranteed by the U.S. government, with maturities greater than 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 19.0 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

• Vanguard® Mega Cap 300 ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the U.S. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Morgan Stanley Capital International® (MSCI®) US Large Cap 300 Index, a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mega Cap 300 Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI US Large-Cap Growth Index, which represents the value of companies of the MSCI US Large-Cap 300 Index. The index is a, free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization growth stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mega Cap 300 Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI US Large-Cap Value Index, which represents the value of companies of the MSCI US Large-Cap 300 Index. The index is a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization value stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mid-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mid-Cap Growth ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization growth stocks. The ETF employs a “passive management” —or indexing — investment approach designed to track the performance of the MSCI US Mid Cap Growth Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

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• Vanguard® Mid-Cap Value ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization value stocks. The ETF employs a “passive management” —or indexing — investment approach designed to track the performance of the MSCI US Mid Cap Value Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mortgage-Backed Securities ETF seeks to track the performance of a market-weighted mortgage-backed securities index. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. MBS Float Adjusted Index. This Index covers U.S. agency mortgage-backed pass-through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). To be included in the Index, pool aggregates must have at least $250 million currently outstanding and a weighted average maturity of at least 1 year. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 5.76 years. The primary risks of investing in this underlying ETF are: prepayment risk, interest rate risk, credit risk, income risk and index sampling risk.

• Vanguard® Pacific ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of the Pacific region. The ETF employs a “passive management” — or indexing — investment approach by investing all, or substantially all, of its assets in the common stocks included in the MSCI® Pacific Index. The MSCI Pacific Index consists of approximately 494 common stocks of companies located Japan, Australia, Hong Kong, Singapore, and New Zealand. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

• Vanguard® Short-Term Bond ETF seeks to track the performance of a market-weighted bond index with a short-term dollar-weighted average maturity. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. 1-5 Year Government/Credit Bond Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 1 and 5 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF’s maintains a dollar-weighted average maturity consistent with that of the Index, which generally does not exceed 3 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, index sampling risk and credit risk.

• Vanguard® Short-Term Corporate Bond ETF seeks to track the performance of a market-weighted corporate bond index with a short-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 1-5 Year Corporate Index. This Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 1 and 5 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 3.1 years. The primary risks of investing in this underlying ETF are: income risk, credit risk, interest rate risk, and index sampling risk.

• Vanguard® Short-Term Government Bond ETF seeks to track the performance of a market-weighted government bond index with a short-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 1-3 Year Government Float Adjusted Index. This Index includes fixed-income securities issued by the U.S. Treasury (not including inflation-protected securities) and U.S. government agencies and instrumentalities, as well as corporate or dollar-denominated foreign debt guaranteed by the U.S. government, all with maturities between 1 and 3 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 1.9 years. The primary risks of investing in this underlying ETF are: income risk, interest rate risk, credit risk and index sampling risk.

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• Vanguard® Small-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Small Cap 1750 Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Small-Cap Growth ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI US Small Cap Growth Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Small-Cap Value ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The ETF employs a “passive management” —indexing — investment approach designed to track the performance of the MSCI US Small Cap Value Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Total Bond Market ETF seeks to track the performance of a broad, market-weighted bond index. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. Aggregate Bond Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the U.S., including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year. The ETF invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years. The primary risks of investing in this underlying ETF are interest rate risk, income risk, credit risk, call risk and index sampling risk.

• Vanguard® Total Stock Market ETF seeks to track the performance of a benchmark index that measures the investment return of the overall stock market. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Morgan Stanley Capital International (MSCI®)U.S. Broad Market Index, which represents 99.5% or more of the total market capitalization of all the U.S. common stocks regularly traded on the New York Stock Exchange and the Nasdaq over-the-counter market. The ETF typically holds 1,200-1,300 of the stocks in its target index (covering nearly 95% of the Index’s total market capitalization) and a representative sample of the remaining stocks. The ETF holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. The primary risks of investing in this underlying ETF are: stock market risk and index sampling risk.

• Vanguard® Total World Stock ETF seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets around the world. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the FTSE® All-World Index, a free-float-adjusted, market-capitalization-weighted index designed to measure the market performance of large-and mid-capitalization stocks of companies located around the world. The Index includes approximately 2,800 stocks of companies located in 47 countries, including both developed and emerging markets. The ETF typically holds approximately 2,000 stocks in its target Index (covering nearly 99% of the Index’s total market capitalization) and a representative sample of the remaining stocks. The ETF holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings, country weightings, and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk, emerging markets risk, currency risk and index sampling risk.

• Vanguard® Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Prime Market Value Index, a broadly diversified index predominantly made up

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of value stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

UNDERLYING DFA INSTITUTIONAL MUTUAL FUNDS:

• DFA International Small Cap Value Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio pursues its objective by investing in stocks of small non-U.S. companies believed to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value. In assessing value, additional factors such as price to cash flow or price to earning ratios may be considered, as well as economic conditions and developments in the issuer’s industry. The criteria for assessing value are subject to change from time to time. The Portfolio currently invests in companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom. The primary risks of investing in this underlying institutional mutual fund are market risk, foreign securities and currencies risk and small company risk.

• DFA International Value Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio invests all of its assets in the DFA International Value Series (“International Value Series”) of The DFA Investment Trust Company, which has the same investment objective and policies as the Portfolio. The International Value Series pursues its objective by investing in value stocks of large non-U.S. companies believed to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value. In assessing value, additional factors such as price to cash flow or price to earning ratios may be considered, as well as economic conditions and developments in the issuer’s industry. The criteria for assessing value are subject to change from time to time. The Portfolio currently invests in companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom. The primary risks of investing in this underlying institutional mutual fund are market risk and foreign securities and currencies risk.

• Emerging Markets Value Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio invests all of its assets in the Dimensional Emerging Markets Value Fund Inc. (“Emerging Market Value Fund”), which has the same investment objective and policies as the Portfolio. The Emerging Markets Value Fund pursues its objective by investing in emerging markets equity securities believed to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value. In assessing value, additional factors such as price to cash flow or price to earning ratios may be considered, as well as economic conditions and developments in the issuer’s industry. The criteria for assessing value are subject to change from time to time. In determining what countries are eligible markets, DFA will consider, among other things, information disseminated by the International Finance Corporation in determining and approving countries that have emerging markets. The Portfolio currently invests in companies in Brazil, Chile, China, the Czech Republic, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Philippines, Poland, South Africa, South Korea, Taiwan, Thailand, and Turkey. The primary risks of investing in this underlying institutional mutual fund are market risk, foreign securities and currencies risk, small company risk and emerging markets risk.

• Large Cap International Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio pursues its objective by investing in the stocks of large non-U.S. companies. Company size is measured on a country- or region-specific basis and based primarily on the market capitalization of operating companies traded on selected exchanges. The minimum market capitalization threshold varies by country or region and will change due to market conditions. The Portfolio currently invests in companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom. The primary risks of investing in this underlying institutional mutual fund are market risk and foreign securities and currencies risk.

• U.S. Large Company Portfolio (“Portfolio”) seeks to approximate the total investment return of the S&P 500 Index, both in terms of the price of the Portfolio’s shares and its total investment return. The Portfolio invests all of its assets in the U.S. Large Company Series (“U.S. Large Company Series”) of The DFA Investment Trust Company, which has the same investment objective and policies as the Portfolio. The U.S. Large Company Series intends to invest all of the stocks that comprise the S&P 500 Index in approximately the same proportions as they are represented in the Index. Generally, these are the U.S. stocks with the largest market capitalizations and, as a group, represent approximately 70% of the total market capitalization of all publicly traded U.S. stocks. The primary risk of investing in this underlying institutional mutual fund is market risk.

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• U.S. Targeted Value Portfolio (“Portfolio”) seeks to capture the returns and diversification benefits of a broad cross-section of U.S. small value companies, on a market-cap weighted basis. The Portfolio invests in securities of U.S. companies smaller than the 500th largest company in the market universe comprised of companies listed on the New York Stock Exchange, American Stock Exchange, and Nasdaq National Market System. After identifying the aggregate market capitalization break, a value screen is applied to the universe. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value. In assessing value, additional factors such as price-to-cash-flow or price-to-earnings ratios may be considered, as well as economic conditions and developments in the issuer's industry. The criteria for assessing value are subject to change from time to time. The primary risks of investing in this underlying institutional mutual fund are market risk, small company risk, value investment risk, derivative risk and securities lending risk.

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FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand a portfolio's performance for the past five years or since its inception if less than five years. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio for the period shown, assuming reinvestment of all dividends and distributions. This information through December 31, 2009 has been derived from financial statements audited by PricewaterhouseCoopers LLP, an Independent Registered Certified Public Accounting firm, whose report, along with the portfolio's financial statements, is included in the December 31, 2009 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding through each period:

Transamerica AEGON High Yield Bond VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007		2006	2005
Net asset value
Beginning of year	$5.87	$8.74	$9.48		$9.62	$10.54
Investment operations
Net investment income(a)	0.66	0.67	0.68		0.69	0.70
Net realized and unrealized gain (loss)	2.04	(2.68)	(0.52)		0.29	(0.51)
Total operations	2.70	(2.01)	0.16		0.98	0.19
Distributions
From net investment income	(0.62)	(0.72)	(0.90)		(1.00)	(0.85)
From net realized gains	–	(0.14)	–	(b)	(0.12)	(0.26)
Total distributions	(0.62)	(0.86)	(0.90)		(1.12)	(1.11)
Net asset value
End of year	$7.95	$5.87	$8.74		$9.48	$9.62

Total return(c)	47.05%	(25.20%)	1.85%		10.95%	1.81%
Net assets end of year (000’s)	$187,509	$244,866	$308,893		$378,471	$421,010
Ratio and supplemental data
Expenses to average net assets	0.80%	0.79%	0.81%		0.82%	0.83%
Net investment income, to average net assets	9.38%	8.73%	7.25%		7.16%	6.92%
Portfolio turnover rate	85%	59%	70%		96%	51%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007		2006	2005
Net asset value
Beginning of year	$5.94	$8.83	$9.56		$9.70	$10.64
Investment operations
Net investment income(a)	0.64	0.66	0.66		0.67	0.68
Net realized and unrealized gain (loss)	2.07	(2.72)	(0.51)		0.29	(0.52)
Total operations	2.71	(2.06)	0.15		0.96	0.16
Distributions
From net investment income	(0.61)	(0.69)	(0.88)		(0.98)	(0.84)
From net realized gains	–	(0.14)	–	(b)	(0.12)	(0.26)
Total distributions	(0.61)	(0.83)	(0.88)		(1.10)	(1.10)
Net asset value
End of year	$8.04	$5.94	$8.83		$9.56	$9.70

Total return(c)	46.67%	(25.46%)	1.73%		10.62%	1.50%
Net assets end of year (000’s)	$26,405	$5,617	$10,028		$10,083	$7,825
Ratio and supplemental data
Expenses to average net assets	1.05%	1.04%	1.06%		1.07%	1.08%
Net investment income, to average net assets	8.75%	8.26%	7.01%		6.91%	6.66%
Portfolio turnover rate	85%	59%	70%		96%	51%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

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Financial Highlights

Transamerica Asset Allocation – Conservative VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.29	$11.49	$11.54	$11.43	$12.04
Investment operations
Net investment income(a),(c)	0.37	0.46	0.42	0.41	0.47
Net realized and unrealized gain (loss)	1.69	(2.75)	0.29	0.62	0.12
Total operations	2.06	(2.29)	0.71	1.03	0.59
Distributions
From net investment income	(0.40)	(0.31)	(0.34)	(0.38)	(0.32)
From net realized gains	(0.15)	(0.60)	(0.42)	(0.54)	(0.88)
Total distributions	(0.55)	(0.91)	(0.76)	(0.92)	(1.20)
Net asset value
End of year	$9.80	$8.29	$11.49	$11.54	$11.43

Total return(b)	25.22%	(21.18)%	6.38%	9.45%	5.18%

Net assets end of year (000’s)	$554,813	$497,129	$554,977	$527,618	$516,376
Ratio and supplemental data
Expenses to average net assets(d)	0.13%	0.14%	0.13%	0.13%	0.14%
Net investment income, to average net assets(c)	4.07%	4.47%	3.60%	3.54%	4.01%
Portfolio turnover rate(e)	25%	25%	43%	18%	40%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.24	$11.44	$11.50	$11.41	$12.03
Investment operations
Net investment income(a),(c)	0.37	0.48	0.40	0.40	0.47
Net realized and unrealized gain (loss)	1.65	(2.79)	0.28	0.60	0.10
Total operations	2.02	(2.31)	0.68	1.00	0.57
Distributions
From net investment income	(0.38)	(0.29)	(0.32)	(0.37)	(0.31)
From net realized gains	(0.15)	(0.60)	(0.42)	(0.54)	(0.88)
Total distributions	(0.53)	(0.89)	(0.74)	(0.91)	(1.19)
Net asset value
End of year	$9.73	$8.24	$11.44	$11.50	$11.41

Total return(b)	24.90%	(21.40)%	6.15%	9.14%	5.01%

Net assets end of year (000’s)	$823,054	$465,802	$392,969	$290,272	$172,601
Ratio and supplemental data
Expenses to average net assets(d)	0.38%	0.39%	0.38%	0.38%	0.39%
Net investment income, to average net assets(c)	4.10%	4.69%	3.48%	3.44%	4.03%
Portfolio turnover rate(e)	25%	25%	43%	18%	40%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d)  Does not include expenses of the investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying affiliated funds.

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Financial Highlights

Transamerica Asset Allocation – Growth VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.57	$13.77	$13.63	$12.84	$12.06
Investment operations
Net investment income(a),(c)	0.09	0.20	0.28	0.37	0.16
Net realized and unrealized gain (loss)	1.80	(5.02)	0.75	1.52	1.27
Total operations	1.89	(4.82)	1.03	1.89	1.43
Distributions
From net investment income	(0.20)	(0.30)	(0.33)	(0.13)	(0.06)
From net realized gains	(0.60)	(2.08)	(0.56)	(0.97)	(0.59)
Total distributions	(0.80)	(2.38)	(0.89)	(1.10)	(0.65)
Net asset value
End of year	$7.66	$6.57	$13.77	$13.63	$12.84

Total return(b)	29.82%	(39.63)%	7.76%	15.62%	12.24%

Net assets end of year (000’s)	$808,954	$658,400	$1,260,779	$1,198,596	$966,677
Ratio and supplemental data
Expenses to average net assets(d)	0.14%	0.14%	0.13%	0.14%	0.14%
Net investment income, to average net assets(c)	1.21%	1.94%	2.00%	2.75%	1.28%
Portfolio turnover rate(e)	18%	19%	26%	4%	41%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.52	$13.67	$13.54	$12.78	$12.03
Investment operations
Net investment income(a),(c)	0.06	0.17	0.26	0.34	0.13
Net realized and unrealized gain (loss)	1.79	(4.97)	0.73	1.50	1.26
Total operations	1.85	(4.80)	0.99	1.84	1.39
Distributions
From net investment income	(0.17)	(0.27)	(0.30)	(0.11)	(0.05)
From net realized gains	(0.59)	(2.08)	(0.56)	(0.97)	(0.59)
Total distributions	(0.76)	(2.35)	(0.86)	(1.08)	(0.64)
Net asset value
End of year	$7.61	$6.52	$13.67	$13.54	$12.78

Total return(b)	29.54%	(39.75)%	7.54%	15.28%	11.92%

Net assets end of year (000’s)	$215,166	$171,239	$411,079	$338,769	$213,215
Ratio and supplemental data
Expenses to average net assets(d)	0.39%	0.39%	0.38%	0.39%	0.39%
Net investment income, to average net assets(c)	0.98%	1.51%	1.86%	2.54%	1.06%
Portfolio turnover rate(e)	18%	19%	26%	4%	41%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d)  Does not include expenses of the investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying affiliated funds.

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Financial Highlights

Transamerica Asset Allocation – Moderate VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.36	$12.90	$12.66	$12.24	$12.10
Investment operations
Net investment income(a),(c)	0.32	0.50	0.40	0.44	0.40
Net realized and unrealized gain (loss)	1.83	(3.59)	0.57	0.89	0.46
Total operations	2.15	(3.09)	0.97	1.33	0.86
Distributions
From net investment income	(0.39)	(0.37)	(0.39)	(0.33)	(0.22)
From net realized gains	(0.35)	(1.08)	(0.34)	(0.58)	(0.50)
Total distributions	(0.74)	(1.45)	(0.73)	(0.91)	(0.72)
Net asset value
End of year	$9.77	$8.36	$12.90	$12.66	$12.24

Total return(b)	26.40%	(25.96)%	7.95%	11.48%	7.44%

Net assets end of year (000’s)	$1,101,652	$957,157	$1,550,984	$1,591,304	$1,509,579
Ratio and supplemental data
Expenses to average net assets(d)	0.13%	0.13%	0.13%	0.13%	0.14%
Net investment income, to average net assets(c)	3.63%	4.50%	3.10%	3.53%	3.36%
Portfolio turnover rate(e)	18%	23%	20%	3%	24%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.30	$12.83	$12.60	$12.20	$12.09
Investment operations
Net investment income(a),(c)	0.32	0.37	0.39	0.43	0.41
Net realized and unrealized gain (loss)	1.80	(3.47)	0.55	0.87	0.42
Total operations	2.12	(3.10)	0.94	1.30	0.83
Distributions
From net investment income	(0.37)	(0.35)	(0.37)	(0.32)	(0.22)
From net realized gains	(0.35)	(1.08)	(0.34)	(0.58)	(0.50)
Total distributions	(0.72)	(1.43)	(0.71)	(0.90)	(0.72)
Net asset value
End of year	$9.70	$8.30	$12.83	$12.60	$12.20

Total return(b)	26.20%	(26.19)%	7.73%	11.21%	7.13%

Net assets end of year (000’s)	$1,842,404	$1,190,212	$1,452,693	$1,043,139	$605,462
Ratio and supplemental data
Expenses to average net assets(d)	0.38%	0.38%	0.38%	0.38%	0.39%
Net investment income, to average net assets(c)	3.54%	3.36%	3.03%	3.44%	3.40%
Portfolio turnover rate(e)	18%	23%	20%	3%	24%
(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d)  Does not include expenses of the investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying affiliated funds.

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Financial Highlights

Transamerica Asset Allocation – Moderate Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.16	$14.07	$13.72	$12.80	$12.18
Investment operations
Net investment income(a),(c)	0.23	0.34	0.37	0.43	0.30
Net realized and unrealized gain (loss)	2.00	(4.58)	0.67	1.27	0.88
Total operations	2.23	(4.24)	1.04	1.70	1.18
Distributions
From net investment income	(0.30)	(0.34)	(0.34)	(0.22)	(0.14)
From net realized gains	(0.48)	(1.33)	(0.35)	(0.56)	(0.42)
Total distributions	(0.78)	(1.67)	(0.69)	(0.78)	(0.56)
Net asset value
End of year	$9.61	$8.16	$14.07	$13.72	$12.80

Total return(b)	28.16%	(32.76)%	7.81%	13.83%	9.91%

Net assets end of year (000’s)	$1,426,280	$1,217,825	$2,229,744	$2,277,269	$1,892,007
Ratio and supplemental data
Expenses to average net assets(d)	0.13%	0.13%	0.13%	0.13%	0.14%
Net investment income, to average net assets(c)	2.61%	2.94%	2.63%	3.25%	2.47%
Portfolio turnover rate(e)	13%	18%	24%	2%	23%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.09	$13.97	$13.64	$12.75	$12.15
Investment operations
Net investment income(a),(c)	0.21	0.34	0.37	0.42	0.29
Net realized and unrealized gain (loss)	1.98	(4.58)	0.63	1.24	0.86
Total operations	2.19	(4.24)	1.00	1.66	1.15
Distributions
From net investment income	(0.28)	(0.32)	(0.32)	(0.21)	(0.13)
From net realized gains	(0.48)	(1.32)	(0.35)	(0.56)	(0.42)
Total distributions	(0.76)	(1.64)	(0.67)	(0.77)	(0.55)
Net asset value
End of year	$9.52	$8.09	$13.97	$13.64	$12.75

Total return(b)	27.87%	(32.92)%	7.56%	13.54%	9.71%

Net assets end of year (000’s)	$3,289,225	$2,187,892	$2,797,290	$1,823,589	$858,857
Ratio and supplemental data
Expenses to average net assets(d)	0.38%	0.38%	0.38%	0.38%	0.39%
Net investment income, to average net assets(c)	2.49%	2.99%	2.64%	3.15%	2.40%
Portfolio turnover rate(e)	13%	18%	24%	2%	23%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying affiliated funds.

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Financial Highlights

Transamerica Balanced VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.38	$13.70	$12.25	$11.63	$11.77
Investment operations
Net investment income(a)	0.21	0.22	0.19	0.16	0.14
Net realized and unrealized gain (loss)	1.97	(4.36)	1.47	0.88	0.74
Total operations	2.18	(4.14)	1.66	1.04	0.88
Distributions
From net investment income	(0.16)	(0.21)	(0.15)	(0.12)	(0.16)
From net realized gains	(0.13)	(0.97)	(0.06)	(0.30)	(0.86)
Total distributions	(0.29)	(1.18)	(0.21)	(0.42)	(1.02)
Net asset value
End of year	$10.27	$8.38	$13.70	$12.25	$11.63

Total return(b)	26.30%	(32.40%)	13.61%	9.12%	7.96%
Net assets end of year (000’s)	$45,319	$36,361	$81,632	$71,949	$61,698
Ratio and supplemental data
Expenses to average net assets	0.91%	0.90%	0.89%	0.89%	0.94%
Net investment income, to average net assets	2.26%	1.89%	1.49%	1.32%	1.17%
Portfolio turnover rate	82%	67%	60%	47%	50%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.33	$13.64	$12.21	$11.61	$11.77
Investment operations
Net investment income(a)	0.18	0.19	0.16	0.13	0.11
Net realized and unrealized gain (loss)	1.96	(4.34)	1.46	0.87	0.74
Total operations	2.14	(4.15)	1.62	1.00	0.85
Distributions
From net investment income	(0.15)	(0.19)	(0.13)	(0.10)	(0.15)
From net realized gains	(0.13)	(0.97)	(0.06)	(0.30)	(0.86)
Total distributions	(0.28)	(1.16)	(0.19)	(0.40)	(1.01)
Net asset value
End of year	$10.19	$8.33	$13.64	$12.21	$11.61

Total return(b)	25.94%	(32.57%)	13.38%	8.74%	7.79%
Net assets end of year (000’s)	$56,181	$22,473	$20,711	$9,672	$3,791
Ratio and supplemental data
Expenses to average net assets	1.16%	1.15%	1.14%	1.14%	1.19%
Net investment income, to average net assets	1.98%	1.71%	1.25%	1.11%	0.91%
Portfolio turnover rate	82%	67%	60%	47%	50%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

98

Financial Highlights

Transamerica BlackRock Global Allocation VP

For a share outstanding throughout each period	Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment income(a),(e)	0.37
Net realized and unrealized gain	1.79
Total operations	2.16
Net asset value
End of period	$12.16

Total return(b)	21.60%	(h)

Net assets end of year (000’s)	$157,420
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.35%	(i)
Before reimbursement/fee waiver	0.40%	(i)
Net investment income, to average net assets(e)	4.74%	(i)
Portfolio turnover rate(f)	–%	(h)(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Rounds to less than 0.01%.

(h) Not annualized.

(i) Annualized.

99

Financial Highlights

Transamerica BlackRock Large Cap Value VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.09	$19.16	$20.80	$18.72	$17.17
Investment operations
Net investment income(a)	0.19	0.21	0.20	0.17	0.13
Net realized and unrealized gain (loss)	1.35	(6.18)	0.72	2.91	2.54
Total operations	1.54	(5.97)	0.92	3.08	2.67
Distributions
From net investment income	(0.17)	(0.15)	(0.20)	(0.10)	(0.12)
From net realized gains	–	(1.95)	(2.36)	(0.90)	(1.00)
Total distributions	(0.17)	(2.10)	(2.56)	(1.00)	(1.12)
Net asset value
End of year	$12.46	$11.09	$19.16	$20.80	$18.72

Total return(b)	13.99%	(33.89%)	4.64%	16.92%	15.94%
Net assets end of year (000’s)	$1,184,485	$712,006	$860,991	$1,054,389	$860,826
Ratio and supplemental data
Expenses to average net assets	0.84%	0.83%	0.85%	0.83%	0.84%
Net investment income, to average net assets	1.73%	1.38%	0.94%	0.86%	0.70%
Portfolio turnover rate	128%	85%	67%	60%	69%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.13	$19.21	$20.87	$18.81	$17.27
Investment operations
Net investment income(a)	0.17	0.17	0.14	0.13	0.09
Net realized and unrealized gain (loss)	1.35	(6.20)	0.73	2.91	2.57
Total operations	1.52	(6.03)	0.87	3.04	2.66
Distributions
From net investment income	(0.13)	(0.10)	(0.17)	(0.08)	(0.12)
From net realized gains	–	(1.95)	(2.36)	(0.90)	(1.00)
Total distributions	(0.13)	(2.05)	(2.53)	(0.98)	(1.12)
Net asset value
End of year	$12.52	$11.13	$19.21	$20.87	$18.81

Total return(b)	13.71%	(34.06%)	4.35%	16.62%	15.73%
Net assets end of year (000’s)	$37,502	$15,319	$33,514	$28,079	$14,908
Ratio and supplemental data
Expenses to average net assets	1.09%	1.08%	1.10%	1.08%	1.09%
Net investment income, to average net assets	1.47%	1.06%	0.70%	0.64%	0.49%
Portfolio turnover rate	128%	85%	67%	60%	69%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

100

Financial Highlights

Transamerica BlackRock Tactical Allocation VP

For a share outstanding throughout each period	Service Class May 1 to Dec 31, 2009(f)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment income(a),(c)	0.34
Net realized and unrealized gain	1.85
Total operations	2.19
Net asset value
End of period	$12.19

Total return(b)	21.90%	(g)
Net assets end of year (000’s)	$42,149
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.50%	(h)
Before reimbursement/fee waiver	0.61%	(h)
Net investment income, to average net assets(c)	4.36%	(h)
Portfolio turnover rate(e)	19%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying affiliated funds.

(f) Commenced operations on May 1, 2009.

(g) Not annualized.

(h) Annualized.

101

Financial Highlights

Transamerica Clarion Global Real Estate Securities VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$7.84	$19.64	$24.54	$19.77	$19.15
Investment operations
Net investment income(a)	0.23	0.38	0.36	0.35	0.27
Net realized and unrealized gain (loss)	2.39	(7.03)	(1.77)	7.45	2.20
Total operations	2.62	(6.65)	(1.41)	7.80	2.47
Distributions
From net investment income	–	(0.47)	(1.73)	(0.33)	(0.32)
From net realized gains	–	(4.68)	(1.76)	(2.70)	(1.53)
Total distributions	–	(5.15)	(3.49)	(3.03)	(1.85)
Net asset value
End of year	$10.46	$7.84	$19.64	$24.54	$19.77

Total return(b)	33.42%	(42.38%)	(6.70%)	42.27%	13.47%
Net assets end of year (000’s)	$493,900	$339,659	$667,356	$922,134	$599,134
Ratio and supplemental data
Expenses to average net assets	0.91%	0.87%	0.84%	0.84%	0.86%
Net investment income, to average net assets	2.73%	2.61%	1.51%	1.59%	1.41%
Portfolio turnover rate	61%	48%	60%	44%	103%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.15	$20.12	$25.06	$20.16	$19.53
Investment operations
Net investment income(a)	0.22	0.36	0.31	0.32	0.23
Net realized and unrealized gain (loss)	2.47	(7.27)	(1.80)	7.58	2.23
Total operations	2.69	(6.91)	(1.49)	7.90	2.46
Distributions
From net investment income	–	(0.38)	(1.69)	(0.30)	(0.30)
From net realized gains	–	(4.68)	(1.76)	(2.70)	(1.53)
Total distributions	–	(5.06)	(3.45)	(3.00)	(1.83)
Net asset value
End of year	$10.84	$8.15	$20.12	$25.06	$20.16

Total return(b)	33.01%	(42.49%)	(6.91%)	41.91%	13.18%
Net assets end of year (000’s)	$18,785	$14,810	$41,216	$53,276	$24,618
Ratio and supplemental data
Expenses to average net assets	1.16%	1.12%	1.09%	1.09%	1.11%
Net investment income, to average net assets	2.46%	2.35%	1.26%	1.39%	1.21%
Portfolio turnover rate	61%	48%	60%	44%	103%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

102

Financial Highlights

Transamerica Convertible Securities VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.21	$12.48	$12.03	$11.20	$12.24
Investment operations
Net investment income(a)	0.19	0.18	0.16	0.15	0.22
Net realized and unrealized gain (loss)	1.73	(4.05)	1.91	1.05	0.19
Total operations	1.92	(3.87)	2.07	1.20	0.41
Distributions
From net investment income	(0.27)	(0.18)	(0.26)	(0.19)	(0.27)
From net realized gains	–	(2.22)	(1.36)	(0.18)	(1.18)
Total distributions	(0.27)	(2.40)	(1.62)	(0.37)	(1.45)
Net asset value
End of year	$7.86	$6.21	$12.48	$12.03	$11.20

Total return(b)	31.30%	(36.87%)	18.63%	10.90%	3.88%
Net assets end of year (000’s)	$125,132	$156,137	$270,218	$429,852	$314,353
Ratio and supplemental data
Expenses to average net assets	0.82%	0.81%	0.79%	0.78%	0.79%
Net investment income, to average net assets	2.82%	1.88%	1.30%	1.26%	1.95%
Portfolio turnover rate	168%	97%	79%	64%	85%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.18	$12.42	$11.98	$11.17	$12.24
Investment operations
Net investment income(a)	0.17	0.14	0.13	0.12	0.19
Net realized and unrealized gain (loss)	1.73	(4.01)	1.91	1.04	0.18
Total operations	1.90	(3.87)	2.04	1.16	0.37
Distributions
From net investment income	(0.24)	(0.15)	(0.24)	(0.17)	(0.26)
From net realized gains	–	(2.22)	(1.36)	(0.18)	(1.18)
Total distributions	(0.24)	(2.37)	(1.60)	(0.35)	(1.44)
Net asset value
End of year	$7.84	$6.18	$12.42	$11.98	$11.17

Total return(b)	31.16%	(37.00%)	18.29%	10.65%	3.54%
Net assets end of year (000’s)	$12,160	$7,777	$18,157	$14,065	$10,710
Ratio and supplemental data
Expenses to average net assets	1.07%	1.06%	1.04%	1.03%	1.04%
Net investment income, to average net assets	2.48%	1.46%	1.02%	1.01%	1.65%
Portfolio turnover rate	168%	97%	79%	64%	85%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

103

Financial Highlights

Transamerica Diversified Equity VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$13.82	$25.01	$22.05	$18.81	$17.69
Investment operations
Net investment income(a)	0.22	0.41	0.31	0.27	0.21
Net realized and unrealized gain (loss)	3.67	(11.21)	3.02	3.23	1.10
Total operations	3.89	(10.80)	3.33	3.50	1.31
Distributions
From net investment income	(0.22)	(0.39)	(0.37)	(0.26)	(0.19)
Total distributions	(0.22)	(0.39)	(0.37)	(0.26)	(0.19)
Net asset value
End of year	$17.49	$13.82	$25.01	$22.05	$18.81

Total return(b)	28.32%	(43.67%)	15.24%	18.79%	7.47%
Net assets end of year (000’s)	$422,067	$288,218	$611,618	$598,312	$581,669
Ratio and supplemental data
Expenses to average net assets	0.91%	0.84%	0.85%	0.87%	0.90%
Net investment income, to average net assets	1.49%	2.03%	1.31%	1.35%	1.20%
Portfolio turnover rate	54%	18%	34%	59%	61%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$13.74	$24.85	$21.93	$18.73	$17.65
Investment operations
Net investment income(a)	0.18	0.37	0.26	0.21	0.16
Net realized and unrealized gain (loss)	3.63	(11.15)	2.99	3.23	1.10
Total operations	3.81	(10.78)	3.25	3.44	1.26
Distributions
From net investment income	(0.19)	(0.33)	(0.33)	(0.24)	(0.18)
Total distributions	(0.19)	(0.33)	(0.33)	(0.24)	(0.18)
Net asset value
End of year	$17.36	$13.74	$24.85	$21.93	$18.73

Total return(b)	27.85%	(43.81%)	14.98%	18.45%	7.23%
Net assets end of year (000’s)	$22,817	$8,498	$24,292	$16,329	$7,930
Ratio and supplemental data
Expenses to average net assets	1.16%	1.09%	1.10%	1.12%	1.15%
Net investment income, to average net assets	1.16%	1.83%	1.11%	1.02%	0.88%
Portfolio turnover rate	54%	18%	34%	59%	61%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

104

Financial Highlights

Transamerica Efficient Markets VP

For a share outstanding throughout each period	Initial Class				Service Class
	December 31, 2009		Nov 10 to Dec 31, 2008(i)		December 31, 2009		Nov 10 to Dec 31, 2008(i)
Net asset value
Beginning of year	$10.39		$10.00		$10.39		$10.00
Investment operations
Net investment income(a), (e)	0.27		0.10		0.25		0.11
Net realized and unrealized gain	1.62		0.29		1.61		0.28
Total operations	1.89		0.39		1.86		0.39
Distributions
From net investment income	(0.01)		–		(0.01)		–
From net realized gains	–	(b)	–		–	(b)	–
Total distributions	(0.01)		–		(0.01)		–
Net asset value
End of year	$12.27		$10.39		$12.24		$10.39

Total return(c)	18.15%		3.90%	(g)	17.86%		3.90%	(g)

Net assets end of year (000’s)	$831		$260		$26,854		$1,157
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.52%		0.52%	(h)	0.77%		0.77%	(h)
Before reimbursement/fee waiver	0.70%		17.77%	(h)	0.95%		18.02%	(h)
Net investment income, to average net assets(e)	2.42%		7.15%	(h)	2.20%		8.04%	(h)
Portfolio turnover rate(f)	37%		2%	(g)	37%		2%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than $(.01) per share.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

(i) Commenced operations on November 10, 2008.

105

Financial Highlights

Transamerica Federated Market Opportunity VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006		2005
Net asset value
Beginning of year	$13.37	$14.66	$15.40	$16.52		$17.59
Investment operations
Net investment income(a)	0.06	0.24	0.41	0.48		0.30
Net realized and unrealized gain (loss)	0.52	(0.85)	(0.50)	–	(b)	0.52
Total operations	0.58	(0.61)	(0.09)	0.48		0.82
Distributions
From net investment income	(0.45)	(0.68)	(0.58)	(0.28)		(0.40)
From net realized gains	(1.35)	–	(0.07)	(1.32)		(1.49)
Total distributions	(1.80)	(0.68)	(0.65)	(1.60)		(1.89)
Net asset value
End of year	$12.15	$13.37	$14.66	$15.40		$16.52

Total return(c)	4.20%	(4.53%)	(0.48%)	2.76%		4.96%
Net assets end of year (000’s)	$285,979	$298,449	$401,656	$518,866		$577,785
Ratio and supplemental data
Expenses to average net assets	0.84%	0.81%	0.82%	0.81%		0.83%
Net investment income, to average net assets	0.47%	1.64%	2.72%	2.94%		1.76%
Portfolio turnover rate	183%	290%	56%	91%		55%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$13.91	$15.20	$15.94	$17.05	$18.12
Investment operations
Net investment income(a)	0.05	0.21	0.38	0.45	0.27
Net realized and unrealized gain (loss)	0.52	(0.87)	(0.52)	0.01	0.54
Total operations	0.57	(0.66)	(0.14)	0.46	0.81
Distributions
From net investment income	(0.39)	(0.63)	(0.53)	(0.25)	(0.39)
From net realized gains	(1.35)	–	(0.07)	(1.32)	(1.49)
Total distributions	(1.74)	(0.63)	(0.60)	(1.57)	(1.88)
Net asset value
End of year	$12.74	$13.91	$15.20	$15.94	$17.05

Total return(c)	3.95%	(4.65%)	(0.70%)	2.47%	4.72%
Net assets end of year (000’s)	$13,590	$14,000	$25,139	$32,406	$32,851
Ratio and supplemental data
Expenses to average net assets	1.09%	1.06%	1.07%	1.06%	1.08%
Net investment income, to average net assets	0.31%	1.38%	2.48%	2.67%	1.54%
Portfolio turnover rate	183%	290%	56%	91%	55%

(a)  Calculated based on average number of shares outstanding.

(b)  Rounds to less than ($0.01) or $0.01.

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

106

Financial Highlights

Transamerica Focus VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$7.43	$13.88	$14.73	$14.71	$14.22
Investment operations
Net investment income(a)	0.07	0.18	0.16	0.18	0.10
Net realized and unrealized gain (loss)	1.99	(4.67)	(0.01)	2.26	0.48
Total operations	2.06	(4.49)	0.15	2.44	0.58
Distributions
From net investment income	(0.21)	(0.21)	(0.20)	(0.16)	(0.09)
From net realized gains	–	(1.75)	(0.80)	(2.26)	–
Total distributions	(0.21)	(1.96)	(1.00)	(2.42)	(0.09)
Net asset value
End of year	$9.28	$7.43	$13.88	$14.73	$14.71

Total return(b)	27.91%	(36.36%)	1.04%	18.56%	4.08%
Net assets end of year (000’s)	$156,691	$146,079	$297,425	$370,692	$379,373
Ratio and supplemental data
Expenses to average net assets	0.90%	0.86%	0.87%	0.88%	0.86%
Net investment income, to average net assets	0.94%	1.62%	1.11%	1.22%	0.68%
Portfolio turnover rate	131%	35%	15%	15%	33%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$7.41	$13.83	$14.69	$14.68	$14.21
Investment operations
Net investment income(a)	0.05	0.15	0.13	0.15	0.06
Net realized and unrealized gain (loss)	1.98	(4.66)	(0.02)	2.25	0.48
Total operations	2.03	(4.51)	0.11	2.40	0.54
Distributions
From net investment income	(0.17)	(0.16)	(0.17)	(0.13)	(0.07)
From net realized gains	–	(1.75)	(0.80)	(2.26)	–
Total distributions	(0.17)	(1.91)	(0.97)	(2.39)	(0.07)
Net asset value
End of year	$9.27	$7.41	$13.83	$14.69	$14.68

Total return(b)	27.57%	(36.54%)	0.77%	18.29%	3.81%
Net assets end of year (000’s)	$5,301	$4,065	$11,910	$12,810	$8,680
Ratio and supplemental data
Expenses to average net assets	1.15%	1.11%	1.12%	1.13%	1.11%
Net investment income, to average net assets	0.66%	1.35%	0.86%	0.99%	0.44%
Portfolio turnover rate	131%	35%	15%	15%	33%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts

107

Financial Highlights

Transamerica Foxhall Emerging Markets/Pacific Rim VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(h)		Service Class Jul 1 to Dec 31, 2009(h)

Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.12		0.38
Net realized and unrealized gain	0.84		0.56
Total operations	0.96		0.94
Net asset value
End of period	$10.96		$10.94

Total return(b)	9.60%	(f)	9.40%	(f)

Net assets end of period (000’s)	$12,102		$4,370
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(g)	1.25%	(g)
Before reimbursement/fee waiver	1.87%	(g)	2.12%	(g)
Net investment income, to average net assets(d)	2.29%	(g)	7.03%	(g)
Portfolio turnover rate(e)	207%	(f)	207%	(f)

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Does not include expenses of the investment companies in which the fund invests.

(d)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying funds.

(f)  Not annualized.

(g)  Annualized.

(h)  Commenced operations on July 1, 2009.

108

Financial Highlights

Transamerica Foxhall Global Conservative VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(i)		Service Class Jul 1 to Dec 31, 2009(i)

Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.09		0.17
Net realized and unrealized loss	—	(b)	(0.09)
Total operations	0.09		0.08
Net asset value
End of period	$10.09		$10.08

Total return(c)	0.90%	(g)	0.80%	(g)

Net assets end of period (000’s)	$1,880		$2,971
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	3.67%	(h)	3.92%	(h)
Net investment income, to average net assets(e)	1.80%	(h)	3.42%	(h)
Portfolio turnover rate(f)	198%	(g)	198%	(g)

(a)  Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Does not include expenses of the investment companies in which the fund invests.

(e)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f)  Does not include the portfolio activity of the underlying funds.

(g)  Not annualized.

(h)  Annualized.

(i)  Commenced operations on July 1, 2009.

109

Financial Highlights

Transamerica Foxhall Global Growth VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(h)		Service Class Jul 1 to Dec 31, 2009(h)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.11		0.30
Net realized and unrealized gain	0.92		0.71
Total operations	1.03		1.01
Net asset value
End of period	$11.03		$11.01

Total return(b)	10.30%	(f)	10.10%	(f)

Net assets end of period (000’s)	$12,318		$5,513
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(g)	1.25%	(g)
Before reimbursement/fee waiver	1.87%	(g)	2.12%	(g)
Net investment income, to average net assets(d)	2.04%	(g)	5.46%	(g)
Portfolio turnover rate(e)	255%	(f)	255%	(f)

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Does not include expenses of the investment companies in which the fund invests.

(d)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying funds.

(f)  Not annualized.

(g)  Annualized.

(h)  Commenced operations on July 1, 2009.

110

Financial Highlights

Transamerica Foxhall Global Hard Asset VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(h)		Service Class Jul 1 to Dec 31, 2009(h)

Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.07		0.23
Net realized and unrealized gain	0.27		0.10
Total operations	0.34		0.33
Net asset value
End of period	$10.34		$10.33

Total return(b)	3.40%	(f)	3.30%	(f)

Net assets end of period (000’s)	$7,065		$3,262
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(g)	1.25%	(g)
Before reimbursement/fee waiver	2.19%	(g)	2.44%	(g)
Net investment income, to average net assets(d)	1.30%	(g)	4.57%	(g)
Portfolio turnover rate(e)	248%	(f)	248%	(f)

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Does not include expenses of the investment companies in which the fund invests.

(d)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying funds.

(f)  Not annualized.

(g)  Annualized.

(h)  Commenced operations on July 1, 2009.

111

Financial Highlights

Transamerica Growth Opportunities VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008		2007	2006	2005
Net asset value
Beginning of year	$7.74	$18.18		$16.00	$15.69	$14.66
Investment operations
Net investment income (loss)(a)	– (b)	0.03		(0.01)	0.01	0.04
Net realized and unrealized gain (loss)	2.85	(6.12)		3.58	0.76	2.18
Total operations	2.85	(6.09)		3.57	0.77	2.22
Distributions
From net investment income	(0.03)	–		(0.01)	(0.04)	–
From net realized gains	–	(4.35)		(1.38)	(0.42)	(1.19)
Total distributions	(0.03)	(4.35)		(1.39)	(0.46)	(1.19)
Net asset value
End of year	$10.56	$7.74		$18.18	$16.00	$15.69

Total return(c)	36.86%	(40.90%)		23.09%	5.10%	16.23%
Net assets end of year (000’s)	$288,629	$180,962		$485,162	$478,963	$445,761
Ratio and supplemental data
Expenses to average net assets	0.88%	0.85%		0.83%	0.84%	0.86%
Net investment income (loss), to average net assets	0.04%	0.25%		(0.08%)	0.05%	0.30%
Portfolio turnover rate	60%	47%		73%	68%	44%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008		2007	2006	2005
Net asset value
Beginning of year	$7.64	$18.00		$15.88	$15.59	$14.61
Investment operations
Net investment loss(a)	(0.02)	–	(b)	(0.06)	(0.03)	–	(b)
Net realized and unrealized gain (loss)	2.81	(6.05)		3.56	0.75	2.17
Total operations	2.79	(6.05)		3.50	0.72	2.17
Distributions
From net investment income	–	–		–	(0.01)	–
From net realized gains	–	(4.31)		(1.38)	(0.42)	(1.19)
Total distributions	–	(4.31)		(1.38)	(0.43)	(1.19)
Net asset value
End of year	$10.43	$7.64		$18.00	$15.88	$15.59

Total return(c)	36.52%	(41.06%)		22.74%	4.90%	15.93%
Net assets end of year (000’s)	$11,126	$7,425		$20,062	$16,847	$14,980
Ratio and supplemental data
Expenses to average net assets	1.13%	1.10%		1.08%	1.09%	1.11%
Net investment loss, to average net assets	(0.20%)	–%	(d)	(0.33%)	(0.20%)	0.03%
Portfolio turnover rate	60%	47%		73%	68%	44%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Rounds to less than (0.01%) or 0.01%.

112

Financial Highlights

Transamerica Hanlon Balanced VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.49		0.62
Net realized and unrealized gain	0.91		0.76
Total operations	1.40		1.38
Net asset value
End of period	$11.40		$11.38

Total return(b)	14.00%	(g)	13.80%	(g)

Net assets end of year (000’s)	$5,067		$3,186
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	2.06%	(h)	2.31%	(h)
Net investment income, to average net assets(e)	6.78%	(h)	8.50%	(h)
Portfolio turnover rate(f)	48%	(g)	48%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

113

Financial Highlights

Transamerica Hanlon Growth VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.48		0.62
Net realized and unrealized gain	1.04		0.88
Total operations	1.52		1.50
Net asset value
End of period	$11.52		$11.50

Total return(b)	15.20%	(g)	15.00%	(g)

Net assets end of year (000’s)	$10,661		$2,093
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	1.53%	(h)	1.78%	(h)
Net investment income, to average net assets(e)	6.64%	(h)	8.51%	(h)
Portfolio turnover rate(f)	68%	(g)	68%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

114

Financial Highlights

Transamerica Hanlon Growth and Income VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.48		0.58
Net realized and unrealized gain	0.95		0.84
Total operations	1.43		1.42
Net asset value
End of period	$11.43		$11.42

Total return(b)	14.30%	(g)	14.20%	(g)

Net assets end of year (000’s)	$6,712		$2,285
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	1.88%	(h)	2.13%	(h)
Net investment income, to average net assets(e)	6.73%	(h)	8.02%	(h)
Portfolio turnover rate(f)	56%	(g)	56%	(g)
(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

115

Financial Highlights

Transamerica Hanlon Managed Income VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.35		0.39
Net realized and unrealized gain	0.74		0.69
Total operations	1.09		1.08
Net asset value
End of period	$11.09		$11.08

Total return(b)	10.90%	(g)	10.80%	(g)

Net assets end of year (000’s)	$17,794		$19,495
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	1.32%	(h)	1.57%	(h)
Net investment income, to average net assets(e)	4.90%	(h)	5.29%	(h)
Portfolio turnover rate(f)	99%	(g)	99%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

116

Financial Highlights

Transamerica Index 35 VP

For a share outstanding throughout each period	Initial Class Nov 19 to Dec 31, 2009(h)		Service Class Nov 19 to Dec 31, 2009(h)
Net asset value
Beginning of year	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.07		0.10
Net realized and unrealized gain	(0.07)		(0.10)
Total operations	0.00		0.00
Net asset value
End of period	$10.00		$10.00

Total return(b)	–%	(f)	–%	(f)

Net assets end of year (000’s)	$250		$1,755
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.37%	(g)	0.62%	(g)
Before reimbursement/fee waiver	27.72%	(g)	27.97%	(g)
Net investment income, to average net assets(d)	5.92%	(g)	8.60%	(g)
Portfolio turnover rate(e)	1%	(f)	1%	(f)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying funds.

(f) Not annualized.

(g) Annualized.

(h) Commenced operations on November 19, 2009.

117

Financial Highlights

Transamerica Index 50 VP

For a share outstanding throughout each period	Initial Class			Service Class
	December 31, 2009	May 1 to Dec 31, 2008(h)		December 31, 2009	May 1 to Dec 31, 2008(h)
Net asset value
Beginning of year	$8.28	$10.00		$8.26	$10.00
Investment operations
Net investment income(a),(d)	0.26	0.25		0.28	0.38
Net realized and unrealized gain (loss)	1.12	(1.97)		1.08	(2.12)
Total operations	1.38	(1.72)		1.36	(1.74)
Distributions
From net investment income	(0.03)	—		(0.02)	—
Total distributions	(0.03)	—		(0.02)	—
Net asset value
End of year	$9.63	$8.28		$9.60	$8.26

Total return(b)	16.62%	(17.20)%	(f)	16.53%	(17.40)%	(f)

Net assets end of year (000’s)	$378	$315		$191,443	$22,471
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.37%	0.37%	(g)	0.62%	0.62%	(g)
Before reimbursement/fee waiver	0.38%	1.23%	(g)	0.63%	1.48%	(g)
Net investment income, to average net assets(d)	2.91%	4.21%	(g)	3.09%	7.06%	(g)
Portfolio turnover rate(e)	27%	17%	(f)	27%	17%	(f)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying funds.

(f) Not annualized.

(g) Annualized.

(h) Commenced operations on May 1, 2008.

118

Financial Highlights

Transamerica Index 75 VP

For a share outstanding throughout each period	Initial Class				Service Class
	December 31, 2009		May 1 to Dec 31, 2008(i)		December 31, 2009		May 1 to Dec 31, 2008(i)
Net asset value
Beginning of year	$7.31		$10.00		$7.29		$10.00
Investment operations
Net investment income(a),(e)	0.16		0.33		0.23		0.38
Net realized and unrealized gain (loss)	1.57		(3.02)		1.46		(3.09)
Total operations	1.73		(2.69)		1.69		(2.71)
Distributions
From net investment income	(0.03)		—		(0.03)		—
From net realized gains	—	(b)	—		—	(b)	—
Total distributions	(0.03)		—		(0.03)		—
Net asset value
End of year	$9.01		$7.31		$8.95		$7.29

Total return(c)	23.68%		(26.90)%	(g)	23.18%		(27.10)%	(g)

Net assets end of year (000’s)	$1,016		$2		$431,394		$57
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.37%		0.37%	(h)	0.62%		0.62%	(h)
Before reimbursement/fee waiver	0.35%		0.67%	(h)	0.60%		0.92%	(h)
Net investment income, to average net assets(e)	2.17%		6.63%	(h)	2.75%		7.71%	(h)
Portfolio turnover rate(f)	24%		11%	(g)	24%		11%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

(i) Commenced operations on May 1, 2008.

119

Financial Highlights

Transamerica Index 100 VP

For a share outstanding throughout each period
	Initial Class Nov 19 to Dec 31, 2009(h)		Service Class Nov 19 to Dec 31, 2009(h)
Net asset value
Beginning of year	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.10		0.14
Net realized and unrealized gain	0.16		0.12
Total operations	0.26		0.26
Net asset value
End of period	$10.26		$10.26

Total return(b)	2.60%	(f)	2.60%	(f)

Net assets end of year (000’s)	$257		$640
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.40%	(g)	0.65%	(g)
Before reimbursement/fee waiver	61.05%	(g)	61.30%	(g)
Net investment income, to average net assets(d)	8.52%	(g)	12.07%	(g)
Portfolio turnover rate(e)	7%	(f)	7%	(f)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying funds.

(f) Not annualized.

(g) Annualized.

(h) Commenced operations on November 19, 2009.

120

Financial Highlights

Transamerica International Moderate Growth VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,				May 1 to Dec 31, 2006(h)
	2009	2008	2007
Net asset value
Beginning of year	$6.72	$11.12	$10.43		$10.00
Investment operations
Net investment income(a),(c)	0.25	0.26	0.56		0.85
Net realized and unrealized gain (loss)	1.73	(4.14)	0.34		(0.42)
Total operations	1.98	(3.88)	0.90		0.43
Distributions
From net investment income	(0.20)	(0.21)	(0.13)		—
From net realized gains	—	(0.31)	(0.08)		—
Total distributions	(0.20)	(0.52)	(0.21)		—
Net asset value
End of year	$8.50	$6.72	$11.12		$10.43

Total return(b)	29.69%	(36.12)%	8.69%		4.30%	(f)

Net assets end of year (000’s)	$19,430	$15,195	$24,495		$7,516
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.14%	0.15%	0.19%	(i)	0.25%	(g)
Before reimbursement/fee waiver	0.14%	0.15%	0.19%	(i)	0.39%	(g)
Net investment income, to average net assets(c)	3.43%	2.76%	5.05%		12.92%	(g)
Portfolio turnover rate(e)	31%	19%	1%		1%	(f)

For a share outstanding throughout each period	Service Class
	Year Ended December 31,				May 1 to Dec 31, 2006(h)
	2009	2008	2007
Net asset value
Beginning of year	$6.68	$11.08	$10.41		$10.00
Investment operations
Net investment income(a),(c)	0.25	0.28	0.57		0.84
Net realized and unrealized gain (loss)	1.70	(4.17)	0.31		(0.43)
Total operations	1.95	(3.89)	0.88		0.41
Distributions
From net investment income	(0.19)	(0.20)	(0.13)		—
From net realized gains	—	(0.31)	(0.08)		—
Total distributions	(0.19)	(0.51)	(0.21)		—
Net asset value
End of year	$8.44	$6.68	$11.08		$10.41

Total return(b)	29.33%	(36.32)%	8.49%		4.10%	(f)

Net assets end of year (000’s)	$422,402	$255,872	$225,620		$44,053
Ratio and supplemental data

Expenses to average net assets(d)
After reimbursement/fee waiver	0.39%	0.40%	0.44%	(i)	0.50%	(g)
Before reimbursement/fee waiver	0.39%	0.40%	0.44%	(i)	0.64%	(g)
Net investment income, to average net assets(c)	3.40%	3.08%	5.18%		12.63%	(g)
Portfolio turnover rate(e)	31%	19%	1%		1%	(f)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

121

(c) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying affiliated funds.

(f) Not annualized.

(g) Annualized.

(h) Commenced operations on May 1, 2006.

(i) Ratio is inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

122

Financial Highlights

Transamerica Jennison Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008		2007	2006	2005
Net asset value
Beginning of year	$5.00	$8.25		$7.86	$8.55	$8.01
Investment operations
Net investment income (loss)(a)	0.01	0.02		0.01	0.01	(0.01)
Net realized and unrealized gain (loss)	2.04	(2.99)		0.86	0.08	1.07
Total operations	2.05	(2.97)		0.87	0.09	1.06
Distributions
From net investment income	(0.01)	(0.01)		(0.01)	–	(0.02)
From net realized gains	–	(0.27)		(0.47)	(0.78)	(0.50)
Total distributions	(0.01)	(0.28)		(0.48)	(0.78)	(0.52)
Net asset value
End of year	$7.04	$5.00		$8.25	$7.86	$8.55

Total return(c)	41.00%	(37.01%)		11.51%	1.96%	13.79%
Net assets end of year (000's)	$476,900	$192,623		$161,847	$145,174	$152,630
Ratio and supplemental data
Expenses to average net assets	0.85%	0.86%		0.86%	0.87%	0.87%
Net investment income (loss), to average net assets	0.16%	0.29%		0.16%	0.07%	(0.14%)
Portfolio turnover rate	76%	74%		72%	78%	67%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008		2007	2006	2005
Net asset value
Beginning of year	$4.94	$8.16		$7.79	$8.51	$7.98
Investment operations
Net investment loss(a)	(0.01)	–	(b)	(0.01)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	2.02	(2.95)		0.85	0.08	1.06
Total operations	2.01	(2.95)		0.84	0.06	1.03
Distributions
From net investment income	–	–		–	–	–	(b)
From net realized gains	–	(0.27)		(0.47)	(0.78)	(0.50)
Total distributions	–	(0.27)		(0.47)	(0.78)	(0.50)
Net asset value
End of year	$6.95	$4.94		$8.16	$7.79	$8.51

Total return(c)	40.69%	(37.11%)		11.28%	1.60%	13.52%
Net assets end of year (000's)	$3,324	$695		$1,223	$838	$469
Ratio and supplemental data
Expenses to average net assets	1.10%	1.11%		1.11%	1.12%	1.12%
Net investment income (loss), to average net assets	(0.13%)	0.01%		(0.13%)	(0.21%)	(0.41%)
Portfolio turnover rate	76%	74%		72%	78%	67%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

123

Financial Highlights

Transamerica JPMorgan Core Bond VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.95	$11.81	$11.66	$11.83	$12.23
Investment operations
Net investment income(a)	0.73	0.58	0.52	0.53	0.54
Net realized and unrealized gain (loss)	0.40	0.06	0.26	(0.07)	(0.26)
Total operations	1.13	0.64	0.78	0.46	0.28
Distributions
From net investment income	(0.58)	(0.50)	(0.63)	(0.63)	(0.66)
From net realized gains	(0.09)	–	–	–	(0.02)
Total distributions	(0.67)	(0.50)	(0.63)	(0.63)	(0.68)
Net asset value
End of year	$12.41	$11.95	$11.81	$11.66	$11.83

Total return(b)	9.58%	5.58%	6.85%	3.92%	2.30%
Net assets end of year (000's)	$159,532	$135,307	$142,788	$157,167	$185,820
Ratio and supplemental data
Expenses to average net assets	0.57%	0.55%	0.58%	0.57%	0.59%
Net investment income, to average net assets	5.95%	4.88%	4.46%	4.54%	4.42%
Portfolio turnover rate	18%	28%	4%	5%	6%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$12.58	$12.43	$12.24	$12.41	$12.81
Investment operations
Net investment income(a)	0.74	0.58	0.52	0.53	0.53
Net realized and unrealized gain (loss)	0.43	0.06	0.27	(0.09)	(0.27)
Total operations	1.17	0.64	0.79	0.44	0.26
Distributions
From net investment income	(0.55)	(0.49)	(0.60)	(0.61)	(0.64)
From net realized gains	(0.09)	–	–	–	(0.02)
Total distributions	(0.64)	(0.49)	(0.60)	(0.61)	(0.66)
Net asset value
End of year	$13.11	$12.58	$12.43	$12.24	$12.41

Total return(b)	9.38%	5.25%	6.61%	3.63%	2.07%
Net assets end of year (000's)	$16,511	$13,957	$11,460	$10,591	$8,293
Ratio and supplemental data
Expenses to average net assets	0.82%	0.80%	0.83%	0.82%	0.84%
Net investment income, to average net assets	5.73%	4.65%	4.21%	4.29%	4.16%
Portfolio turnover rate	18%	28%	4%	5%	6%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

124

Financial Highlights

Transamerica JPMorgan Enhanced Index VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.15	$16.43	$16.35	$14.34	$14.04
Investment operations
Net investment income(a)	0.14	0.20	0.19	0.17	0.13
Net realized and unrealized gain (loss)	2.26	(5.49)	0.56	2.01	0.35
Total operations	2.40	(5.29)	0.75	2.18	0.48
Distributions
From net investment income	(0.19)	(0.23)	(0.21)	(0.17)	(0.18)
From net realized gains	–	(2.76)	(0.46)	–	–
Total distributions	(0.19)	(2.99)	(0.67)	(0.17)	(0.18)
Net asset value
End of year	$10.36	$8.15	$16.43	$16.35	$14.34

Total return(b)	29.59%	(37.35%)	4.54%	15.31%	3.46%
Net assets end of year (000’s)	$107,759	$83,543	$164,761	$193,322	$200,857
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.84%	0.82%	0.81%	0.81%	0.83%
Before reimbursement/fee waiver	0.85%	0.82%	0.81%	0.81%	0.83%
Net investment income, to average net assets	1.57%	1.59%	1.13%	1.16%	0.95%
Portfolio turnover rate	117%	74%	55%	55%	42%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.17	$16.45	$16.37	$14.36	$14.08
Investment operations
Net investment income(a)	0.12	0.17	0.15	0.14	0.10
Net realized and unrealized gain (loss)	2.26	(5.50)	0.56	2.00	0.35
Total operations	2.38	(5.33)	0.71	2.14	0.45
Distributions
From net investment income	(0.15)	(0.19)	(0.17)	(0.13)	(0.17)
From net realized gains	–	(2.76)	(0.46)	–	–
Total distributions	(0.15)	(2.95)	(0.63)	(0.13)	(0.17)
Net asset value
End of year	$10.40	$8.17	$16.45	$16.37	$14.36

Total return(b)	29.32%	(37.52%)	4.30%	14.96%	3.20%
Net assets end of year (000’s)	$4,671	$3,116	$7,051	$6,851	$7,462
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.09%	1.07%	1.06%	1.06%	1.08%
Before reimbursement/fee waiver	1.10%	1.07%	1.06%	1.06%	1.08%
Net investment income, to average net assets	1.32%	1.32%	0.88%	0.91%	0.71%
Portfolio turnover rate	117%	74%	55%	55%	42%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

125

Financial Highlights

Transamerica JPMorgan Mid Cap Value VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.25	$15.79	$16.60	$15.89	$14.81
Investment operations
Net investment income(a)	0.18	0.19	0.19	0.17	0.13
Net realized and unrealized gain (loss)	2.22	(4.89)	0.29	2.39	1.22
Total operations	2.40	(4.70)	0.48	2.56	1.35
Distributions
From net investment income	(0.18)	(0.20)	(0.17)	(0.15)	(0.03)
From net realized gains	(0.31)	(1.64)	(1.12)	(1.70)	(0.24)
Total distributions	(0.49)	(1.84)	(1.29)	(1.85)	(0.27)
Net asset value
End of year	$11.16	$9.25	$15.79	$16.60	$15.89

Total return(b)	26.41%	(32.88%)	2.83%	17.25%	9.15%
Net assets end of year (000’s)	$238,019	$190,306	$336,861	$353,498	$338,377
Ratio and supplemental data
Expenses to average net assets	0.89%	0.88%	0.87%	0.88%	0.89%	(c)
Net investment income, to average net assets	1.85%	1.40%	1.10%	1.02%	0.82%
Portfolio turnover rate	34%	43%	45%	40%	68%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.22	$15.73	$16.54	$15.83	$14.77
Investment operations
Net investment income(a)	0.16	0.14	0.15	0.13	0.09
Net realized and unrealized gain (loss)	2.21	(4.87)	0.28	2.37	1.22
Total operations	2.37	(4.73)	0.43	2.50	1.31
Distributions
From net investment income	(0.13)	(0.14)	(0.12)	(0.09)	(0.01)
From net realized gains	(0.31)	(1.64)	(1.12)	(1.70)	(0.24)
Total distributions	(0.44)	(1.78)	(1.24)	(1.79)	(0.25)
Net asset value
End of year	$11.15	$9.22	$15.73	$16.54	$15.83

Total return(b)	26.12%	(33.08%)	2.53%	16.96%	8.86%
Net assets end of year (000’s)	$669	$161	$435	$516	$614
Ratio and supplemental data
Expenses to average net assets	1.14%	1.13%	1.12%	1.13%	1.14%	(c)
Net investment income, to average net assets	1.63%	1.08%	0.89%	0.77%	0.59%
Portfolio turnover rate	34%	43%	45%	40%	68%

(a)  Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Includes recaptured expense by the investment adviser. The impact of recaptured expense was 0.02%.

126

Financial Highlights

Transamerica MFS International Equity VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$4.98	$8.88	$10.03	$8.75	$8.61
Investment operations
Net investment income(a)	0.08	0.15	0.18	0.08	0.11
Net realized and unrealized gain (loss)	1.53	(3.04)	0.63	1.88	0.92
Total operations	1.61	(2.89)	0.81	1.96	1.03
Distributions
From net investment income	(0.15)	(0.13)	(0.10)	(0.14)	(0.07)
From net realized gains	—	(0.88)	(1.86)	(0.54)	(0.82)
Total distributions	(0.15)	(1.01)	(1.96)	(0.68)	(0.89)
Net asset value
End of year	$6.44	$4.98	$8.88	$10.03	$8.75

Total return(b)	32.68%	(35.29%)	9.15%	23.07%	12.86%
Net assets end of year (000’s)	$191,514	$167,025	$327,306	$354,278	$265,260
Ratio and supplemental data
Expenses to average net assets	1.08%	1.05%	1.05%	1.07%	1.10%
Net investment income, to average net assets	1.58%	2.03%	1.77%	0.79%	1.30%
Portfolio turnover rate	18%	26%	35%	138%	103%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$4.92	$8.80	$9.97	$8.70	$8.59
Investment operations
Net investment income(a)	0.06	0.12	0.12	0.05	0.08
Net realized and unrealized gain (loss)	1.51	(3.01)	0.66	1.89	0.91
Total operations	1.57	(2.89)	0.78	1.94	0.99
Distributions
From net investment income	(0.13)	(0.11)	(0.09)	(0.13)	(0.06)
From net realized gains	—	(0.88)	(1.86)	(0.54)	(0.82)
Total distributions	(0.13)	(0.99)	(1.95)	(0.67)	(0.88)
Net asset value
End of year	$6.36	$4.92	$8.80	$9.97	$8.70

Total return(b)	32.24%	(35.54%)	8.87%	22.92%	12.42%
Net assets end of year (000’s)	$13,324	$7,656	$14,658	$8,120	$3,850
Ratio and supplemental data
Expenses to average net assets	1.33%	1.30%	1.30%	1.32%	1.35%
Net investment income, to average net assets	1.17%	1.76%	1.27%	0.55%	0.97%
Portfolio turnover rate	18%	26%	35%	138%	103%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

127

Financial Highlights

Transamerica Money Market VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value
Beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00
Investment operations
Net investment income(a)	–	(b)	0.02	0.05	0.05	0.03
Total operations	–	(b)	0.02	0.05	0.05	0.03
Distributions
From net investment income	–	(b)	(0.02)	(0.05)	(0.05)	(0.03)
Total distributions	–	(b)	(0.02)	(0.05)	(0.05)	(0.03)
Net asset value
End of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total return(c)	0.13%		2.37%	4.91%	4.74%	2.89%
Net assets end of year (000’s)	$493,531		$806,629	$495,893	$454,784	$347,350
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.36%	(d)	0.41%	0.40%	0.40%	0.40%
Before reimbursement/fee waiver	0.43%	(d)	0.41%	0.40%	0.40%	0.40%
Net investment income, to average net assets	0.15%		2.31%	4.88%	4.69%	2.84%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value
Beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00
Investment operations
Net investment income(a)	–	(b)	0.02	0.05	0.04	0.03
Total operations	–	(b)	0.02	0.05	0.04	0.03
Distributions
From net investment income	–	(b)	(0.02)	(0.05)	(0.04)	(0.03)
Total distributions	–	(b)	(0.02)	(0.05)	(0.04)	(0.03)
Net asset value
End of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total return(c)	0.04%		2.28%	4.65%	4.48%	2.63%
Net assets end of year (000’s)	$250,760		$297,764	$94,703	$43,663	$29,402
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.46%	(d)	0.66%	0.65%	0.65%	0.65%
Before reimbursement/fee waiver	0.68%	(d)	0.66%	0.65%	0.65%	0.65%
Net investment income, to average net assets	0.04%		1.95%	4.62%	4.47%	2.69%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratios are inclusive of Treasury expense. The impact of this expense was 0.03% on the Initial Class and 0.02% on the Service Class.

128

Financial Highlights

Transamerica Morgan Stanley Active International Allocation VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value
Beginning of year	$8.73		$17.16	$15.29	$12.42	$11.30
Investment operations
Net investment income(a)	0.15		0.28	0.29	0.25	0.18
Net realized and unrealized gain (loss)	2.10		(6.34)	2.05	2.67	1.34
Total operations	2.25		(6.06)	2.34	2.92	1.52
Distributions
From net investment income	(0.02)		(0.49)	(0.47)	(0.05)	(0.40)
From net realized gains	(0.15)		(1.88)	–	–	–
Total distributions	(0.17)		(2.37)	(0.47)	(0.05)	(0.40)
Net asset value
End of year	$10.81		$8.73	$17.16	$15.29	$12.42

Total return(c)	25.88%		(38.83%)	15.60%	23.51%	13.79%
Net assets end of year (000’s)	$129,300		$120,650	$247,159	$230,638	$190,875
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.07%		1.07%	1.02%	0.94%	0.94%
Before reimbursement/fee waiver	1.12%		1.09%	1.04%	1.05%	1.12%
Net investment income, to average net assets	1.66%		2.08%	1.75%	1.84%	1.62%
Portfolio turnover rate	38%		27%	27%	17%	22%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value
Beginning of year	$8.70		$17.12	$15.28	$12.43	$11.32
Investment operations
Net investment income(a)	0.12		0.25	0.25	0.21	0.15
Net realized and unrealized gain (loss)	2.10		(6.33)	2.04	2.67	1.36
Total operations	2.22		(6.08)	2.29	2.88	1.51
Distributions
From net investment income	–	(b)	(0.46)	(0.45)	(0.03)	(0.40)
From net realized gains	(0.15)		(1.88)	–	–	–
Total distributions	(0.15)		(2.34)	(0.45)	(0.03)	(0.40)
Net asset value
End of year	$10.77		$8.70	$17.12	$15.28	$12.43

Total return(c)	25.68%		(39.05%)	15.27%	23.18%	13.61%
Net assets end of year (000’s)	$13,613		$9,046	$17,983	$12,147	$4,917
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.32%		1.32%	1.27%	1.19%	1.19%
Before reimbursement/fee waiver	1.37%		1.34%	1.29%	1.30%	1.37%
Net investment income, to average net assets	1.30%		1.84%	1.47%	1.48%	1.27%
Portfolio turnover rate	38%		27%	27%	17%	22%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

129

Financial Highlights

Transamerica Morgan Stanley Mid-Cap Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008		2007	2006		2005
Net asset value
Beginning of year	$13.59	$25.83		$21.08	$19.18		$17.85
Investment operations
Net investment income (loss)(a)	0.03	–	(b)	0.11	0.05		(0.02)
Net realized and unrealized gain (loss)	8.20	(11.80)		4.64	1.85		1.37
Total operations	8.23	(11.80)		4.75	1.90		1.35
Distributions
From net investment income	–	(0.44)		–	–		(0.02)
Total distributions	–	(0.44)		–	–		(0.02)
Net asset value
End of year	$21.82	$13.59		$25.83	$21.08		$19.18

Total return(c)	60.56%	(46.29%)		22.53%	9.91%		7.55%
Net assets end of year (000’s)	$437,513	$294,219		$648,069	$593,375		$642,496
Ratio and supplemental data
Expenses to average net assets	0.93%	0.87%		0.89%	0.89%		0.92%
Net investment income (loss), to average net assets	0.16%	0.03%		0.47%	0.24%		(0.13%)
Portfolio turnover rate	35%	39%		76%	65%		177%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008		2007	2006		2005
Net asset value
Beginning of year	$13.44	$25.56		$20.91	$19.07		$17.78
Investment operations
Net investment income (loss)(a)	(0.01)	(0.05)		0.05	–	(b)	(0.07)
Net realized and unrealized gain (loss)	8.09	(11.68)		4.60	1.84		1.36
Total operations	8.08	(11.73)		4.65	1.84		1.29
Distributions
From net investment income	–	(0.39)		–	–		–
Total distributions	–	(0.39)		–	–		–
Net asset value
End of year	$21.52	$13.44		$25.56	$20.91		$19.07

Total return(c)	60.12%	(46.44%)		22.24%	9.59%		7.31%
Net assets end of year (000’s)	$10,729	$4,363		$12,057	$6,634		$4,758
Ratio and supplemental data
Expenses to average net assets	1.18%	1.12%		1.14%	1.14%		1.17%
Net investment income (loss), to average net assets	(0.06%)	(0.22%)		0.21%	–%	(d)	(0.40%)
Portfolio turnover rate	35%	39%		76%	65%		177%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Rounds to less than (0.01%) or 0.01%.

130

Financial Highlights

Transamerica Multi Managed Large Cap Core VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.09	$19.04	$18.73	$18.23	$16.90
Investment operations
Net investment income(a)	0.10	0.18	0.19	0.15	0.14
Net realized and unrealized gain (loss)	4.02	(7.25)	1.50	1.59	1.43
Total operations	4.12	(7.07)	1.69	1.74	1.57
Distributions
From net investment income	(0.09)	(0.23)	(0.19)	(0.18)	(0.24)
From net realized gains	–	(2.65)	(1.19)	(1.06)	–
Total distributions	(0.09)	(2.88)	(1.38)	(1.24)	(0.24)
Net asset value
End of year	$13.12	$9.09	$19.04	$18.73	$18.23

Total return(b)	45.41%	(42.08%)	9.25%	10.33%	9.41%
Net assets end of year (000’s)	$199,996	$73,100	$153,192	$180,443	$208,119
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.84%	0.83%	0.82%	0.82%	0.82%
Before reimbursement/fee waiver	0.85%	0.83%	0.82%	0.82%	0.82%
Net investment income, to average net assets	0.91%	1.20%	0.97%	0.81%	0.84%
Portfolio turnover rate	73%	37%	37%	40%	50%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.27	$19.36	$19.04	$18.52	$17.19
Investment operations
Net investment income(a)	0.07	0.14	0.15	0.10	0.10
Net realized and unrealized gain (loss)	4.10	(7.38)	1.51	1.63	1.45
Total operations	4.17	(7.24)	1.66	1.73	1.55
Distributions
From net investment income	(0.08)	(0.20)	(0.15)	(0.15)	(0.22)
From net realized gains	–	(2.65)	(1.19)	(1.06)	–
Total distributions	(0.08)	(2.85)	(1.34)	(1.21)	(0.22)
Net asset value
End of year	$13.36	$9.27	$19.36	$19.04	$18.52

Total return(b)	45.09%	(42.20%)	8.94%	10.06%	9.12%
Net assets end of year (000’s)	$12,453	$1,852	$1,878	$1,428	$1,076
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.09%	1.08%	1.06%	1.07%	1.07%
Before reimbursement/fee waiver	1.10%	1.08%	1.06%	1.07%	1.07%
Net investment income, to average net assets	0.65%	0.98%	0.74%	0.55%	0.59%
Portfolio turnover rate	73%	37%	37%	40%	50%
(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

131

Financial Highlights

Transamerica PIMCO Total Return VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007		2006	2005
Net asset value
Beginning of year	$10.66	$11.65	$10.98		$10.91	$11.12
Investment operations
Net investment income(a)	0.52	0.55	0.50		0.45	0.36
Net realized and unrealized gain (loss)	1.16	(0.86)	0.46		–	(0.10)
Total operations	1.68	(0.31)	0.96		0.45	0.26
Distributions
From net investment income	(0.73)	(0.51)	(0.29)		(0.38)	(0.20)
From net realized gains	(0.36)	(0.17)	–	(b)	–	(0.27)
Total distributions	(1.09)	(0.68)	(0.29)		(0.38)	(0.47)
Net asset value
End of year	$11.25	$10.66	$11.65		$10.98	$10.91

Total return(c)	16.03%	(2.79%)	8.95%		4.21%	2.33%
Net assets end of year (000’s)	$1,365,123	$1,213,602	$1,292,286		$976,434	$726,038
Ratio and supplemental data
Expenses to average net assets	0.70%	0.70%	0.70%		0.73%	0.74%
Net investment income, to average net assets	4.62%	4.87%	4.47%		4.13%	3.28%
Portfolio turnover rate	729%	740%	728%		709%	387%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007		2006	2005
Net asset value
Beginning of year	$10.66	$11.67	$11.00		$10.93	$11.16
Investment operations
Net investment income(a)	0.48	0.51	0.47		0.42	0.34
Net realized and unrealized gain (loss)	1.17	(0.85)	0.47		0.01	(0.11)
Total operations	1.65	(0.34)	0.94		0.43	0.23
Distributions
From net investment income	(0.72)	(0.50)	(0.27)		(0.36)	(0.19)
From net realized gains	(0.36)	(0.17)	–	(b)	–	(0.27)
Total distributions	(1.08)	(0.67)	(0.27)		(0.36)	(0.46)
Net asset value
End of year	$11.23	$10.66	$11.67		$11.00	$10.93

Total return(c)	15.75%	(3.07%)	8.80%		3.90%	2.03%
Net assets end of year (000’s)	$248,133	$65,268	$32,336		$24,957	$23,661
Ratio and supplemental data
Expenses to average net assets	0.95%	0.95%	0.95%		0.98%	0.99%
Net investment income, to average net assets	4.28%	4.55%	4.23%		3.86%	3.10%
Portfolio turnover rate	729%	740%	728%		709%	387%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

132

Financial Highlights

Transamerica ProFund UltraBear VP

For a share outstanding throughout each period	Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment loss(a), (e)	(0.05)
Net realized and unrealized loss	(4.27)
Total operations	(4.32)
Net asset value
End of period	$5.68

Total return(b)	(43.20%)	(g)
Net assets end of year (000’s)	$995
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.23%	(h)
Before reimbursement/fee waiver	12.53%	(h)
Net investment loss, to average net assets(e)	(1.21%)	(h)
Portfolio turnover rate(f)	—%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

133

Financial Highlights

Transamerica Small/Mid Cap Value VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.60	$22.10	$19.58	$18.33	$16.94
Investment operations
Net investment income(a)	0.14	0.28	0.34	0.19	0.16
Net realized and unrealized gain (loss)	4.84	(8.43)	4.35	2.94	2.11
Total operations	4.98	(8.15)	4.69	3.13	2.27
Distributions
From net investment income	(0.44)	(0.29)	(0.21)	(0.18)	(0.08)
From net realized gains	–	(2.06)	(1.96)	(1.70)	(0.80)
Total distributions	(0.44)	(2.35)	(2.17)	(1.88)	(0.88)
Net asset value
End of year	$16.14	$11.60	$22.10	$19.58	$18.33

Total return(b)	43.21%	(40.86%)	24.74%	18.05%	13.56%
Net assets end of year (000’s)	$222,235	$175,980	$463,795	$409,879	$407,351
Ratio and supplemental data
Expenses to average net assets	0.88%	0.86%	0.85%	0.86%	0.86%
Net investment income, to average net assets	1.03%	1.52%	1.57%	0.98%	0.92%
Portfolio turnover rate	89%	60%	18%	24%	33%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.49	$21.94	$19.48	$18.26	$16.92
Investment operations
Net investment income(a)	0.12	0.23	0.27	0.14	0.15
Net realized and unrealized gain (loss)	4.78	(8.36)	4.33	2.94	2.06
Total operations	4.90	(8.13)	4.60	3.08	2.21
Distributions
From net investment income	(0.38)	(0.26)	(0.18)	(0.16)	(0.07)
From net realized gains	–	(2.06)	(1.96)	(1.70)	(0.80)
Total distributions	(0.38)	(2.32)	(2.14)	(1.86)	(0.87)
Net asset value
End of year	$16.01	$11.49	$21.94	$19.48	$18.26

Total return(b)	42.90%	(41.05%)	24.39%	17.82%	13.26%
Net assets end of year (000’s)	$24,407	$12,628	$31,226	$15,822	$10,717
Ratio and supplemental data
Expenses to average net assets	1.13%	1.11%	1.10%	1.11%	1.11%
Net investment income, to average net assets	0.91%	1.29%	1.27%	0.73%	0.82%
Portfolio turnover rate	89%	60%	18%	24%	33%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

134

Financial Highlights

Transamerica T. Rowe Price Small Cap VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$5.27	$10.27	$10.36	$11.08	$12.35
Investment operations
Net investment loss(a)	(0.01)	(0.01)	(0.04)	(0.05)	(0.04)
Net realized and unrealized gain (loss)	2.02	(3.04)	1.03	0.35	1.21
Total operations	2.01	(3.05)	0.99	0.30	1.17
Distributions
From net realized gains	(0.25)	(1.95)	(1.08)	(1.02)	(2.44)
Total distributions	(0.25)	(1.95)	(1.08)	(1.02)	(2.44)
Net asset value
End of year	$7.03	$5.27	$10.27	$10.36	$11.08

Total return(b)	38.70%	(36.25%)	9.61%	3.59%	10.61%
Net assets end of year (000’s)	$128,238	$102,260	$224,187	$253,644	$326,681
Ratio and supplemental data
Expenses to average net assets	0.88%	0.83%	0.82%	0.84%	0.81%
Net investment loss, to average net assets	(0.26%)	(0.13%)	(0.40%)	(0.48%)	(0.36%)
Portfolio turnover rate	34%	30%	45%	34%	49%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$5.19	$10.14	$10.25	$11.00	$12.30
Investment operations
Net investment loss(a)	(0.03)	(0.03)	(0.07)	(0.08)	(0.07)
Net realized and unrealized gain (loss)	1.99	(3.00)	1.01	0.35	1.21
Total operations	1.96	(3.03)	0.94	0.27	1.14
Distributions
From net realized gains	(0.25)	(1.92)	(1.05)	(1.02)	(2.44)
Total distributions	(0.25)	(1.92)	(1.05)	(1.02)	(2.44)
Net asset value
End of year	$6.90	$5.19	$10.14	$10.25	$11.00

Total return(b)	38.33%	(36.40%)	9.27%	3.34%	10.40%
Net assets end of year (000’s)	$14,382	$7,434	$16,329	$17,411	$16,877
Ratio and supplemental data
Expenses to average net assets	1.13%	1.08%	1.07%	1.09%	1.06%
Net investment loss, to average net assets	(0.48%)	(0.38%)	(0.64%)	(0.73%)	(0.63%)
Portfolio turnover rate	34%	30%	45%	34%	49%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

135

Financial Highlights

Transamerica Third Avenue Value VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.50	$21.75	$26.33	$24.22	$20.98
Investment operations
Net investment income(a)	0.13	0.17	0.27	0.25	0.17
Net realized and unrealized gain (loss)	2.78	(7.09)	0.07	3.49	3.74
Total operations	2.91	(6.92)	0.34	3.74	3.91
Distributions
From net investment income	–	(0.70)	(1.07)	(0.21)	(0.12)
From net realized gains	(0.69)	(5.63)	(3.85)	(1.42)	(0.55)
Total distributions	(0.69)	(6.33)	(4.92)	(1.63)	(0.67)
Net asset value
End of year	$10.72	$8.50	$21.75	$26.33	$24.22

Total return(b)	34.88%	(41.15%)	1.20%	16.07%	18.81%
Net assets end of year (000’s)	$185,277	$160,338	$358,128	$1,121,918	$971,322
Ratio and supplemental data
Expenses to average net assets	0.92%	0.88%	0.87%	0.86%	0.87%
Net investment income, to average net assets	1.36%	1.06%	1.05%	1.00%	0.74%
Portfolio turnover rate	8%	13%	13%	17%	19%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.50	$21.70	$26.30	$24.21	$21.02
Investment operations
Net investment income(a)	0.10	0.14	0.19	0.19	0.12
Net realized and unrealized gain (loss)	2.78	(7.09)	0.08	3.49	3.73
Total operations	2.88	(6.95)	0.27	3.68	3.85
Distributions
From net investment income	–	(0.62)	(1.02)	(0.17)	(0.11)
From net realized gains	(0.69)	(5.63)	(3.85)	(1.42)	(0.55)
Total distributions	(0.69)	(6.25)	(4.87)	(1.59)	(0.66)
Net asset value
End of year	$10.69	$8.50	$21.70	$26.30	$24.21

Total return(b)	34.52%	(41.28%)	0.94%	15.78%	18.47%
Net assets end of year (000’s)	$19,759	$16,916	$52,218	$53,118	$36,086
Ratio and supplemental data
Expenses to average net assets	1.17%	1.13%	1.12%	1.11%	1.12%
Net investment income, to average net assets	1.12%	0.83%	0.74%	0.74%	0.53%
Portfolio turnover rate	8%	13%	13%	17%	19%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

136

Financial Highlights

Transamerica U.S. Government Securities VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$12.64	$12.00	$11.86	$11.94	$12.32
Investment operations
Net investment income(a)	0.39	0.44	0.54	0.52	0.43
Net realized and unrealized gain (loss)	0.17	0.47	0.16	(0.14)	(0.15)
Total operations	0.56	0.91	0.70	0.38	0.28
Distributions
From net investment income	(0.31)	(0.27)	(0.56)	(0.44)	(0.50)
From net realized gains	–	–	–	(0.02)	(0.16)
Total distributions	(0.31)	(0.27)	(0.56)	(0.46)	(0.66)
Net asset value
End of year	$12.89	$12.64	$12.00	$11.86	$11.94

Total return(b)	4.47%	7.66%	6.05%	3.27%	2.23%
Net assets end of year (000’s)	$202,820	$247,964	$149,664	$164,070	$186,335
Ratio and supplemental data
Expenses to average net assets	0.61%	0.60%	0.62%	0.62%	0.67%
Net investment income, to average net assets	3.09%	3.60%	4.56%	4.41%	3.50%
Portfolio turnover rate	157%	200%	170%	184%	92%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$12.86	$12.23	$12.09	$12.18	$12.53
Investment operations
Net investment income(a)	0.37	0.39	0.52	0.51	0.41
Net realized and unrealized gain (loss)	0.16	0.51	0.16	(0.14)	(0.16)
Total operations	0.53	0.90	0.68	0.37	0.25
Distributions
From net investment income	(0.29)	(0.27)	(0.54)	(0.44)	(0.44)
From net realized gains	–	–	–	(0.02)	(0.16)
Total distributions	(0.29)	(0.27)	(0.54)	(0.46)	(0.60)
Net asset value
End of year	$13.10	$12.86	$12.23	$12.09	$12.18

Total return(b)	4.20%	7.42%	5.78%	3.06%	1.98%
Net assets end of year (000’s)	$468,117	$620,178	$26,213	$8,572	$7,558
Ratio and supplemental data
Expenses to average net assets	0.86%	0.85%	0.87%	0.87%	0.92%
Net investment income, to average net assets	2.84%	3.14%	4.29%	4.27%	3.27%
Portfolio turnover rate	157%	200%	170%	184%	92%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

137

Financial Highlights

Transamerica WMC Diversified Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$14.98	$28.90	$25.95	$23.87	$20.88
Investment operations
Net investment income (loss)(a)	0.10	0.15	0.05	0.01	(0.02)
Net realized and unrealized gain (loss)	4.26	(13.09)	4.07	2.07	3.43
Total operations	4.36	(12.94)	4.12	2.08	3.41
Distributions
From net investment income	(0.16)	(0.06)	(0.01)	–	(0.08)
From net realized gains	–	(0.92)	(1.16)	–	(0.34)
Total distributions	(0.16)	(0.98)	(1.17)	–	(0.42)
Net asset value
End of year	$19.18	$14.98	$28.90	$25.95	$23.87

Total return(b)	29.20%	(46.00%)	16.29%	8.71%	16.54%
Net assets end of year (000’s)	$1,727,961	$1,442,534	$2,938,220	$3,324,168	$1,670,310
Ratio and supplemental data
Expenses to average net assets	0.79%	0.76%	0.76%	0.77%	0.80%
Net investment income (loss), to average net assets	0.63%	0.63%	0.18%	0.04%	(0.10%)
Portfolio turnover rate	43%	33%	38%	47%	34%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$14.80	$28.59	$25.73	$23.73	$20.80
Investment operations
Net investment income (loss)(a)	0.06	0.08	(0.02)	(0.05)	(0.07)
Net realized and unrealized gain (loss)	4.21	(12.95)	4.04	2.05	3.40
Total operations	4.27	(12.87)	4.02	2.00	3.33
Distributions
From net investment income	(0.08)	–	–	–	(0.06)
From net realized gains	–	(0.92)	(1.16)	–	(0.34)
Total distributions	(0.08)	(0.92)	(1.16)	–	(0.40)
Net asset value
End of year	$18.99	$14.80	$28.59	$25.73	$23.73

Total return(b)	28.90%	(46.17%)	16.04%	8.38%	16.28%
Net assets end of year (000’s)	$29,463	$23,553	$69,701	$64,730	$37,784
Ratio and supplemental data
Expenses to average net assets	1.04%	1.01%	1.01%	1.02%	1.05%
Net investment income (loss), to average net assets	0.37%	0.35%	(0.07%)	(0.22%)	(0.35%)
Portfolio turnover rate	43%	33%	38%	47%	34%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

138

Financial Highlights

Transamerica WMC Diversified Growth II VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$4.70	$10.32	$9.50	$9.49	$11.66
Investment operations
Net investment income(a)	0.06	0.09	0.06	0.05	0.04
Net realized and unrealized gain (loss)	1.48	(4.28)	1.55	0.72	1.62
Total operations	1.54	(4.19)	1.61	0.77	1.66
Distributions
From net investment income	(0.08)	(0.07)	(0.05)	(0.04)	(0.14)
From net realized gains	–	(1.36)	(0.74)	(0.72)	(3.69)
Total distributions	(0.08)	(1.43)	(0.79)	(0.76)	(3.83)
Net asset value
End of year	$6.16	$4.70	$10.32	$9.50	$9.49

Total return(b)	32.95%	(45.59%)	17.72%	8.76%	17.29%
Net assets end of year (000’s)	$14,019	$10,956	$21,551	$19,409	$19,991
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Before reimbursement/fee waiver	0.56%	0.47%	0.47%	0.45%	0.44%
Net investment income, to average net assets	1.07%	1.08%	0.64%	0.49%	0.36%
Portfolio turnover rate	46%	32%	47%	19%	29%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

139

Transamerica Series Trust

P.O. Box 9012

Clearwater, FL 33758-9012

Customer Service: 1-888-233-4339

ADDITIONAL INFORMATION about these portfolios is contained in the Statement of Additional Information, dated May 1, 2010, and in the annual and semi-annual reports to shareholders. The Statement of Additional Information is incorporated by reference into this prospectus. Other information about these portfolios has been filed with and is available from the U.S. Securities and Exchange Commission (“SEC”). Information about the portfolios (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Copies of this information may be obtained upon payment of a duplication fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549-0102. Reports and other information about the portfolios are also available on the SEC’s Internet site at http://www.sec.gov.

To obtain a copy of the Statement of Additional Information or the annual and semi-annual reports, without charge, or to request other information or make other inquiries about these portfolios, call 1-888-233-4339. In the Transamerica Series Trust’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the portfolios’ performance during the last fiscal year.

The Investment Company Act File Number for Transamerica Series Trust is 811-04419.

www.transamericafunds.com Distributor: Transamerica Capital, Inc.

Transamerica Series Trust

PROSPECTUS

May 1, 2010

Fund	Fund
Transamerica AEGON High Yield Bond VP	Transamerica Hanlon Growth and Income VP
Transamerica Asset Allocation – Conservative VP	Transamerica Hanlon Managed Income VP
Transamerica Asset Allocation – Growth VP	Transamerica Index 50 VP
Transamerica Asset Allocation – Moderate VP	Transamerica Index 75 VP
Transamerica Asset Allocation – Moderate Growth VP	Transamerica International Moderate Growth VP
Transamerica Balanced VP	Transamerica Jennison Growth VP
Transamerica BlackRock Large Cap Value VP	Transamerica JPMorgan Core Bond VP
Transamerica Clarion Global Real Estate Securities VP	Transamerica JPMorgan Enhanced Index VP
Transamerica Convertible Securities VP	Transamerica JPMorgan Mid Cap Value VP
Transamerica Diversified Equity VP	Transamerica MFS International Equity VP
Transamerica Efficient Markets VP	Transamerica Money Market VP
Transamerica Federated Market Opportunity VP	Transamerica Morgan Stanley Mid-Cap Growth VP
Transamerica Focus VP	Transamerica Multi Managed Large Cap Core VP
Transamerica Foxhall Emerging Markets/Pacific Rim VP	Transamerica PIMCO Total Return VP
Transamerica Foxhall Global Conservative VP	Transamerica Small/Mid Cap Value VP
Transamerica Foxhall Global Growth VP	Transamerica T. Rowe Price Small Cap VP
Transamerica Foxhall Global Hard Asset VP	Transamerica Third Avenue Value VP
Transamerica Growth Opportunities VP	Transamerica U.S. Government Securities VP
Transamerica Hanlon Balanced VP	Transamerica WMC Diversified Growth VP
Transamerica Hanlon Growth VP

None of the portfolios of Transamerica Series Trust have a ticker symbol.

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Not insured by FDIC or any federal government agency.	May lose value.	Not a deposit of or guaranteed by any bank, bank affiliate, or credit union.

Information contained in this prospectus may apply to portfolios of Transamerica Series Trust not offered in your policy or contract.

Transamerica AEGON High Yield Bond VP

Investment Objective: Seeks a high level of current income by investing in high-yield debt securities.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[a]
	Class of Shares
	Initial	Service
Management fees	0.64%	0.64%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.09%	0.09%
Total annual fund operating expenses	0.73%	0.98%

a Annual portfolio operating expenses have been restated to reflect expenses for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 75	$266	$473	$1,071
Service	$100	$312	$542	$1,201

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 85% of the average value of the portfolio's portfolio.

Principal Investment Strategies: AEGON USA Investment Management, LLC (“AUIM”), the portfolio's sub-adviser, seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's net assets in high-yield/high-risk bonds (commonly known as “junk bonds”).

Junk bonds are high risk debt securities rated in medium or lower rating categories or determined by AUIM to be of comparable quality. AUIM’s strategy is to seek to achieve yields as high as possible while seeking to manage risk. AUIM uses a “top-down/bottom-up” approach in managing the portfolio's assets. The “top-down” approach is to adjust the risk profile of the portfolio. AUIM analyzes four factors that affect the movement of the fixed-income bond prices which include: economic indicators; technical indicators that are specific to the high-yield market; investor sentiment and valuation. Analysis of these factors assists AUIM in its decision regarding the portfolio's portfolio allocations. In a “top-down” approach, the sub-adviser looks at broad market factors and chooses certain sectors or industries within the market, based on those factors. It then looks at individual companies within those sectors or industries.

AUIM has developed a proprietary credit model that is the foundation of its “bottom-up” analysis. The model tracks historical cash flow numbers and calculates credit financial ratios. Because high-yield companies are of higher financial risk, AUIM does a thorough credit analysis of all companies in the portfolio's portfolio, as well as all potential acquisitions. A "bottom-up" approach is looking at individual companies against the context of broader market factors.

AUIM may sell portfolio securities when it determines there are changes in economic indicators, technical indicators or valuation.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Credit – If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to November 20, 2009, the portfolio was named Transamerica MFS High Yield VP, and had a different sub-adviser, a different investment objective and used different investment strategies.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	19.21%
Worst Quarter:	12/31/2008	-17.09%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on June 1, 1998)	47.05%	4.85%	5.10%
Service Class (commenced operations on May 1, 2003)	46.67%	4.57%	6.29%
Bank of America Merrill Lynch High-Yield Cash Pay Index (reflects no deduction for fees, expenses, or taxes)	56.28%	6.23%	6.77%
Barclays Capital U.S. Corporate High Yield Bond Index[1] (reflects no deduction for fees, expenses, or taxes)	58.21%	6.46%	6.71%

1 This index served as the benchmark for the portfolio prior to November 20, 2009, at which time it was replaced with the Bank of America Merrill Lynch High-Yield Cash Pay Index. This benchmark index change was made to more accurately reflect the principal strategies of the portfolio.

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  AEGON USA Investment Management, LLC

Portfolio Managers:

Kevin Bakker, CFA, Portfolio Manager since 2009

Bradley J. Beman, CFA, CPA, Portfolio Manager since 2009

Benjamin D. Miller, CFA, Portfolio Manager since 2009

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Asset Allocation – Conservative VP

Investment Objective: Seeks current income and preservation of capital.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.10%	0.10%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.03%	0.03%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.79%	0.79%
Total annual fund operating expenses[a]	0.92%	1.17%

a Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 94	$325	$576	$1,292
Service	$119	$372	$644	$1,420

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 25% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 35% of assets in equities, which may include both stocks and commodity-related securities, and 65% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks, volatility in the equity markets, historical performance, current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio construction manager, Morningstar Associates, LLC, may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Asset Allocation – The sub-adviser allocates the portfolio's assets among various underlying portfolios and/or exchange-traded funds. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses, and may cause the portfolio to underperform other portfolios with a similar strategy.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

• Credit – If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Defensive Investing – Short-term debt securities held by the portfolio for defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If a significant amount of the portfolio's assets are used for defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the portfolio's prospectus identifies certain risks of each underlying portfolio.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to a secondary index which is used to more closely reflect the principal strategies and policies of the portfolio. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	12.22%
Worst Quarter:	12/31/2008	-10.48%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 1, 2002)	25.22%	3.86%	5.26%
Service Class (commenced operations on May 1, 2003)	24.90%	3.62%	6.57%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.93%	4.97%	5.39%
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses, or taxes)	29.40%	1.10%	3.38%

Management:

Investment Adviser: Portfolio Construction Manager:

Transamerica Asset Management, Inc.  Morningstar Associates, LLC

Portfolio Construction Team:

Jon Hale, CFA, Co-Portfolio Manager since 2006

Maciej Kowara, CFA, Co-Portfolio Manager since 2006

Jeff McConnell, CFA, Co-Portfolio Manager since 2006

Michael Stout, CFA, Co-Portfolio Manager since 2006

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Asset Allocation – Growth VP

Investment Objective: Seeks long-term capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.10%	0.10%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.04%	0.04%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.94%	0.94%
Total annual fund operating expenses[a]	1.08%	1.33%

a Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$110	$375	$661	$1,475
Service	$135	$421	$729	$1,601

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 18% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

• Under normal circumstances, it expects to invest primarily in underlying portfolios that invest in equities, which may include both stocks and commodity-related securities.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks, historical performance, current valuations, and other global economic factors.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio construction manager, Morningstar Associates, LLC, may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Asset Allocation – The sub-adviser allocates the portfolio's assets among various underlying portfolios and/or exchange-traded funds. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses, and may cause the portfolio to underperform other portfolios with a similar strategy.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Defensive Investing – Short-term debt securities held by the portfolio for defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If a significant amount of the portfolio's assets are used for defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the portfolio's prospectus identifies certain risks of each underlying portfolio.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	18.47%
Worst Quarter:	12/31/2008	-22.25%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 1, 2002)	29.82%	1.85%	3.86%
Service Class (commenced operations on May 1, 2003)	29.54%	1.60%	6.85%
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses, or taxes)	29.40%	1.10%	3.38%

Management:

Investment Adviser: Portfolio Construction Manager:

Transamerica Asset Management, Inc.  Morningstar Associates, LLC

Portfolio Construction Team

Jon Hale, CFA, Co-Portfolio Manager since 2006

Maciej Kowara, CFA, Co-Portfolio Manager since 2006

Jeff McConnell, CFA, Co-Portfolio Manager since 2006

Michael Stout, CFA, Co-Portfolio Manager since 2006

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Asset Allocation – Moderate VP

Investment Objective: Seeks capital appreciation and current income.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.10%	0.10%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.03%	0.03%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.82%	0.82%
Total annual fund operating expenses[a]	0.95%	1.20%

a Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 97	$335	$592	$1,327
Service	$122	$381	$660	$1,455

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 18% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 50% of assets in equities, which may include both stocks and commodity-related securities, and 50% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks, volatility in the equity markets, historical performance, current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio construction manager, Morningstar Associates, LLC, may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Asset Allocation – The sub-adviser allocates the portfolio's assets among various underlying portfolios and/or exchange-traded funds. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses, and may cause the portfolio to underperform other portfolios with a similar strategy.

• Credit – If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Defensive Investing – Short-term debt securities held by the portfolio for defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If a significant amount of the portfolio's assets are used for defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the portfolio's prospectus identifies certain risks of each underlying portfolio.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to a secondary index which is used to more closely reflect the principal strategies and policies of the portfolio. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	13.33%
Worst Quarter:	12/31/2008	-13.10%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 1, 2002)	26.40%	3.89%	5.27%
Service Class (commenced operations on May 1, 2003)	26.20%	3.64%	7.14%
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses, or taxes)	29.40%	1.10%	3.38%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.93%	4.97%	5.39%

Management:

Investment Adviser:    Portfolio Construction Manager:

Transamerica Asset Management, Inc.  Morningstar Associates, LLC

Portfolio Construction Team:

Jon Hale, CFA, Co-Portfolio Manager since 2006

Maciej Kowara, CFA, Co-Portfolio Manager since 2006

Jeff McConnell, CFA, Co-Portfolio Manager since 2006

Michael Stout, CFA, Co-Portfolio Manager since 2006

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Asset Allocation – Moderate Growth VP

Investment Objective: Seeks capital appreciation with current income as a secondary objective.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.10%	0.10%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.03%	0.03%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.86%	0.86%
Total annual fund operating expenses[a]	0.99%	1.24%

a Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$101	$347	$613	$1,373
Service	$126	$393	$681	$1,500

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 13% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 70% of assets in equities, which may include both stocks and commodity-related securities, and 30% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks, volatility in the equity markets, historical performance, current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio construction manager, Morningstar Associates, LLC, may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Asset Allocation – The sub-adviser allocates the portfolio's assets among various underlying portfolios and/or exchange-traded funds. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses, and may cause the portfolio to underperform other portfolios with a similar strategy.

• Credit – If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Defensive Investing – Short-term debt securities held by the portfolio for defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If a significant amount of the portfolio's assets are used for defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the portfolio's prospectus identifies certain risks of each underlying portfolio.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to a secondary index which is used to more closely reflect the principal strategies and policies of the portfolio. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	15.60%
Worst Quarter:	12/31/2008	-17.33%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 1, 2002)	28.16%	3.05%	4.77%
Service Class (commenced operations on May 1, 2003)	27.87%	2.82%	7.18%
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses, or taxes)	29.40%	1.10%	3.38%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.93%	4.97%	5.39%

Management:

Investment Adviser: Portfolio Construction Manager:

Transamerica Asset Management, Inc.  Morningstar Associates, LLC

Portfolio Construction Team:

Jon Hale, CFA, Co-Portfolio Manager since 2006

Maciej Kowara, CFA, Co-Portfolio Manager since 2006

Jeff McConnell, CFA, Co-Portfolio Manager since 2006

Michael Stout, CFA, Co-Portfolio Manager since 2006

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Balanced VP

Investment Objective: Seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[a]
	Class of Shares
	Initial	Service
Management fees	0.75%	0.75%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.11%	0.11%
Total annual fund operating expenses	0.86%	1.11%

a Annual portfolio operating expenses have been restated to reflect expenses for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 88	$307	$543	$1,223
Service	$113	$353	$612	$1,352

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 82% of the average value of the portfolio's portfolio.

Principal Investment Strategies: Transamerica Investment Management, LLC (“TIM”), the portfolio's sub-adviser, seeks to achieve the portfolio's objective by primarily investing, under normal circumstances, in a combination of common stocks and high quality bonds with maturities of less than 30 years. The portfolio may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. TIM may shift portions held in bonds and stocks according to business and investment conditions. The portfolio will hold at least 25% of its assets in non-convertible fixed-income securities.

TIM uses a “bottom-up” approach to investing. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

The portfolio may invest in foreign securities, mortgage-backed securities and lower rated bonds. The portfolio may also invest in derivative securities, including futures, options and options on futures and swaps.

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Credit – If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Mortgage-Related Securities – Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to a secondary index which is used to more closely reflect the principal strategies and policies of the portfolio. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2004, a different sub-adviser managed this portfolio, it had a different investment objective, and it used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	13.52%
Worst Quarter:	12/31/2008	-17.19%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 1, 2002)	26.30%	2.70%	4.22%
Service Class (commenced operations on May 1, 2003)	25.94%	2.45%	5.04%
Standard & Poor’s 500 Composite Stock Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	2.46%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.93%	4.97%	5.39%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Transamerica Investment Management, LLC

Portfolio Managers:

Kirk J. Kim, Portfolio Manager (Lead-Equity) since 2010

John D. Lawrence, CFA, Portfolio Manager (Co-Equity) since 2010

Gary U. Rollé, CFA, Portfolio Manager (Co-Equity) since 1994

Greg D. Haendel, CFA, Portfolio Manager (Lead-Fixed-Income) since 2008

Derek S. Brown, CFA, Portfolio Manager (Co-Fixed-Income) since 2008

Brian W. Westhoff, CFA, Portfolio Manager (Co-Fixed-Income) since 2008

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica BlackRock Large Cap Value VP

Investment Objective: Seeks long-term capital growth.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.78%	0.78%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.06%	0.06%
Total annual fund operating expenses	0.84%	1.09%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 86	$300	$532	$1,199
Service	$111	$347	$601	$1,329

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 128% of the average value of the portfolio's portfolio.

Principal Investment Strategies: Under normal circumstances, the portfolio's sub-adviser, BlackRock Investment Management, LLC (“BlackRock”), invests at least 80% of the portfolio's net assets in equity securities of large cap companies. The portfolio considers a large cap company to be one which, at the time of purchase, has a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Value Index. As of December 31, 2009, the lowest market capitalization in this group was approximately $6.084 billion.

The portfolio may invest in foreign securities that are represented by American Depositary Receipts. The portfolio may invest in convertible securities, preferred stocks, illiquid securities, and U.S. government debt securities.

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

• U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2004, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2003	19.27%
Worst Quarter:	09/30/2002	-20.67%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 1, 1996)	13.99%	1.34%	4.77%
Service Class (commenced operations on May 1, 2003)	13.71%	1.09%	7.25%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	19.69%	-0.25%	2.47%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  BlackRock Investment Management, LLC

Portfolio Managers:

Robert C. Doll, Jr., CFA, Portfolio Manager since 2004

Daniel Hanson, CFA, Portfolio Manager since 2008

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Clarion Global Real Estate Securities VP

Investment Objective: Seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.79%	0.79%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.12%	0.12%
Total annual fund operating expenses	0.91%	1.16%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 93	$322	$570	$1,281
Service	$118	$368	$638	$1,409

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 61% of the average value of the portfolio's portfolio.

Principal Investment Strategies: Under normal conditions, the portfolio's sub-adviser, ING Clarion Real Estate Securities, LLC (“Clarion”), will invest at least 80% of the portfolio's net assets in equity securities of issuers that are principally engaged in the real estate industry. Clarion considers issuers principally engaged in the real estate industries to be companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's portfolio will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. As a general matter, Clarion intends to invest in common stocks and convertible securities of real estate companies, including real estate investment trusts (“REITs”).

Clarion uses a disciplined two-step process for constructing the portfolio's portfolio. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective. The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-backed securities such as pass through certificates, real estate mortgage investment conduit certificates, and collateralized mortgage obligations, or short-term debt obligations. However, the portfolio does not directly invest in real estate.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

This portfolio is non-diversified.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Mortgage-Related Securities – Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.

• Non-Diversification – The portfolio is classified as “non-diversified,” which means it may invest in a larger percentage of its assets in one issuer than a diversified portfolio. To the extent the portfolio invests its assets in fewer issuers, the portfolio will be more susceptible to negative events affecting those issuers.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Portfolio Turnover – The portfolio's investment strategy may result in a high portfolio turnover rate. High portfolio turnover would result in a correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the portfolio's performance.

• Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates. REITs are one type of real estate security. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure, and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

• REITs – When the portfolio invests in Real Estate Investment Trusts (“REITs”), it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser. On November 1, 2005, the portfolio modified its investment strategies; performance set forth prior to that date is attributable to the prior strategies.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	31.59%
Worst Quarter:	12/31/2008	-29.05%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 1, 1998)	33.42%	2.98%	12.02%
Service Class (commenced operations on May 1, 2003)	33.01%	2.72%	10.56%
S&P Developed Property Index (reflects no deduction for fees, expenses, or taxes)	37.66%	1.50%	9.40%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  ING Clarion Real Estate Securities, LLC

Portfolio Managers:

T. Ritson Ferguson, CFA, Portfolio Manager since 2002

Joseph P. Smith, CFA, Portfolio Manager since 2002

Steven D. Burton, CFA, Portfolio Manager since 2002

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Convertible Securities VP

Investment Objective: Seeks maximum total return through a combination of current income and capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.75%	0.75%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.07%	0.07%
Total annual fund operating expenses	0.82%	1.07%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 84	$294	$522	$1,176
Service	$109	$340	$590	$1,306

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 168% of the average value of the portfolio's portfolio.

Principal Investment Strategies: Transamerica Investment Management, LLC (“TIM”), the portfolio’s sub-adviser, will invest, under normal circumstances, at least 80% of the portfolio’s net assets in convertible securities across the credit spectrum. Convertible securities are fixed-income securities that convert into shares of common stock of their issuer. Convertible securities perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price.

TIM may invest the portfolio’s assets in other types of securities, including common stock, and may also invest in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions.

TIM may, but need not, invest in derivatives. TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio’s exposure to changing security prices or other factors that affect security values.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Active Trading – Certain portfolios are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the portfolio could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the portfolio's ability to dispose of the underlying securities may be restricted.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	09/30/2009	16.86%
Worst Quarter:	12/31/2008	-19.77%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 1, 2002)	31.30%	2.53%	5.22%
Service Class (commenced operations on May 1, 2003)	31.16%	2.29%	6.02%
Bank of America Merrill Lynch All U.S. Convertible Securities Index (reflects no deduction for fees, expenses, or taxes)	49.13%	2.69%	5.34%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Transamerica Investment Management, LLC

Portfolio Managers:

Kirk J. Kim, Portfolio Manager (Lead) since 2002

Peter O. Lopez, Portfolio Manager (Co) since 2002

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Diversified Equity VP

Investment Objective: Seeks to maximize capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[b]
	Class of Shares
	Initial	Service
Management fees	0.73%	0.73%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.16%	0.16%
Total annual fund operating expenses	0.89%	1.14%
Expense reduction[a]	0.04%	0.04%
Total annual fund operating expenses after expense reduction	0.85%	1.10%

a Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through April 30, 2011, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 0.85%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized portfolio operating expenses are less than the cap, excluding 12b-1 fees and extraordinary expenses. The expense cap may be terminated by the portfolio’s Board of Trustees at any time.

b Annual portfolio operating expenses have been restated to reflect expenses for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 87	$312	$556	$1,254
Service	$112	$358	$624	$1,383

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 54% of the average value of the portfolio's portfolio.

Principal Investment Strategies: Transamerica Investment Management, LLC (“TIM”), the portfolio's sub-adviser, invests, under normal circumstances, at least 80% of the portfolio's net assets in domestic equity securities. The portfolio typically limits its holdings to fewer than 60 companies.

TIM uses a “bottom-up” approach to investing. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

TIM may invest in securities issued by companies of all sizes. Generally, however, TIM will invest in securities of companies whose market capitalization (total market value of publicly traded securities) is greater than $500 million at the time of investment. The portfolio may invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Focused Investing – To the extent the portfolio invests in a limited number of issuers, changes in the value of individual securities may have a significant impact on your investment.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.
Prior to May 1, 2010, the portfolio was named Transamerica Templeton Global VP, and had a different sub-adviser, a different investment objective and used different investment strategies.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	20.60%
Worst Quarter:	12/31/2008	-21.70%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on December 3, 1992)	28.32%	1.24%	-3.89%
Service Class (commenced operations on May 1, 2003)	27.85%	0.96%	5.48%
Standard & Poor’s 500 Composite Stock Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-0.95%
Morgan Stanley Capital International World Index[1] (reflects no deduction for fees, expenses, or taxes)	30.79%	2.57%	0.23%

1 This index served as the benchmark for the portfolio prior to May 1, 2010, at which time it was replaced with the Standard & Poor’s 500 Composite Stock Index. This benchmark index change was made to more accurately reflect the principal strategies of the portfolio.

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Transamerica Investment Management, LLC

Portfolio Managers:

Edward S. Han, Portfolio Manager (Lead) since 2010

Peter O. Lopez, Portfolio Manager (Co) since 2009

Gary U. Rollé, CFA, Portfolio Manager (Co) since 2009

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Efficient Markets VP

Investment Objective: Seeks capital appreciation while seeking income as a secondary objective.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.42%	0.42%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.28%	0.28%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.25%	0.25%
Total annual fund operating expenses[a]	0.95%	1.20%
Expense reduction[b]	0.18%	0.18%
Total annual fund operating expenses after expense reduction[a]	0.77%	1.02%

a Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

b Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through April 30, 2011, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 0.52%, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized portfolio operating expenses are less than the cap, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses. The expense cap may be terminated by the portfolio’s Board of Trustees at any time.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 79	$317	$574	$1,311
Service	$104	$363	$642	$1,439

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 37% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), invests the portfolio’s assets in a combination of underlying exchange traded funds (“ETFs”) and institutional mutual funds (the “underlying portfolios”).

Under normal circumstances, AUIM expects to allocate substantially all of the portfolio’s assets among underlying portfolios to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 65% of portfolio assets in institutional mutual funds that invest primarily in equities and 35% of portfolio assets in ETFs that investment primarily in bonds. These percentages may vary. The underlying institutional mutual funds in which the portfolio may invest consists of domestic equity, international equity and value equity funds.

AUIM decides how much of the portfolio’s assets to allocate to the underlying portfolios based on what it considers to be prudent diversification principles. It seeks to utilize the principle of efficient markets, which assumes that market prices reflect values and information accurately and quickly, in implementing the portfolio’s strategy. The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying portfolios that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF or institutional mutual fund at any time. The portfolio may be a significant shareholder in certain underlying ETFs and institutional mutual funds.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs and institutional mutual funds at any time without investor approval.

The portfolio may invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Asset Allocation – The sub-adviser allocates the portfolio's assets among various underlying portfolios and/or exchange-traded funds. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses, and may cause the portfolio to underperform other portfolios with a similar strategy.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Exchange Traded Funds – Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of bonds. ETF shares may trade at a premium or discount to NAV. ETFs are subject to secondary market trading risks.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Smaller Companies – Small companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying ETFs and institutional mutual funds (the “underlying portfolios”), its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus identifies certain risks of each underlying portfolio.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to additional indexes which are used to more closely reflect the principal strategies and policies of the portfolio. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	14.46%
Worst Quarter:	03/31/2009	-10.78%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	10 Years or Since Inception
Initial Class (commenced operations on November 10, 2008)	18.15%	19.66%
Service Class (commenced operations on November 10, 2008)	17.86%	19.40%
Standard & Poor's 500 Composite Stock Index (reflects no deduction for fees, expenses, or taxes)	26.46%	20.12%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.93%	10.20%
Morgan Stanley Capital International - Europe, Australasia, Far East Index (reflects no deduction for fees, expenses, or taxes)	32.46%	27.92%
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)	20.58%	18.04%
Composite Benchmark[1] (reflects no deduction for fees, expenses, or taxes)	20.31%	18.96%

1 The Composite Benchmark consists of the following: Barclays Capital U.S. Aggregate Bond Index, 35%; Standard & Poor’s 500 Composite Stock Index, 25%; Morgan Stanley Capital International Europe, Australasia, Far East Index, 25%; and Russell 2000® Value Index, 15%. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the life of the portfolio.

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  AEGON USA Investment Management, LLC

Portfolio Manager:

Jeff Whitehead, CFA, Portfolio Manager since 2008

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Federated Market Opportunity VP

Investment Objective: Seeks to provide absolute (positive) returns with low correlation to the U.S. equity market.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.75%	0.75%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.09%	0.09%
Total annual fund operating expenses	0.84%	1.09%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 86	$300	$532	$1,199
Service	$111	$347	$601	$1,329

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 183% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (“Federated”), invests, under normal circumstances, in domestic and foreign securities that Federated deems to be undervalued or out-of-favor, and other investments detailed in the strategy below which may include maintaining a cash position invested in traditional cash instruments. Federated may position the portfolio with respect to various asset classes or individual securities in a net long or net short position.

Federated’s investment management approach may be described as contrarian in nature because the sub-adviser anticipates that it will invest in out-of-favor securities, obtain short exposure on securities that are in favor, or deviate from the consensus view on markets in general, a sector, or individual securities. The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

The portfolio may invest in exchange-traded funds (“ETFs”), derivative contracts (such as options, swaps and futures contracts) and hybrid investments (such as notes linked to underlying securities, indices or commodities), or sell securities short in order to implement its investment strategy. When investing the fixed-income portion of the portfolio, Federated is not constrained by any duration or maturity range or credit quality.

The portfolio may invest in commodities by investing in a derivative or other hybrid instrument whose price depends upon the movement of an underlying commodity or by the performance of a commodity index.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Commodities – To the extent the portfolio invests in instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio will be subject to the risks of investing in physical commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The portfolio's investment exposure to the commodities markets may subject the portfolio to greater volatility than investments in more traditional securities, such as stocks and bonds.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

• Country, Sector or Industry Focus – To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries, the portfolio will be more susceptible to negative events affecting those countries, sectors or industries.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Currency Hedging – The portfolio may hedge its currency risk, using currency futures, forwards or options. However, these instruments may not always work as intended, and a portfolio may be worse off than if it had not used a hedging instrument.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

• Exchange Traded Funds – Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of bonds. ETF shares may trade at a premium or discount to NAV. ETFs are subject to secondary market trading risks.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

• Hybrid Instruments – The risks of investing in hybrid instruments include a combination of the risks of investing in securities, commodities, options, futures, and currencies. An investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Investment Companies – To the extent that an underlying portfolio invests in other investment companies, such as exchange-traded funds, it is subject to the risks of these investment companies and bears its pro rata share of the investment companies’ expenses.

• Leveraging – The value of your investment may be more volatile if the portfolio borrows or uses derivatives that have a leveraging effect on the fund. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have had. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Portfolio Turnover – The portfolio's investment strategy may result in a high portfolio turnover rate. High portfolio turnover would result in a correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the portfolio's performance.

• REITs – When the portfolio invests in Real Estate Investment Trusts (“REITs”), it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

• Short Sales – A short sale may be effected by selling a security that the portfolio does not own. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio may also pay transaction costs and borrowing fees in connection with short sales.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Tax – In order to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code, the portfolio must meet certain requirements regarding, among other things, the source of its income. Any income the portfolio derives from investments in certain hard asset ETFs, such as commodity ETFs, must be limited to a maximum of 10% of the portfolio's gross income. If the portfolio fails to qualify as a RIC, the portfolio will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the portfolio's earnings and profits. If the portfolio were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the portfolio would be subject to the risks of diminished returns.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to a secondary index which tracks short-term U.S. Government Securities. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	09/30/2000	11.46%
Worst Quarter:	09/30/2002	-7.85%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on March 1, 1994)	4.20%	1.32%	8.35%
Service Class (commenced operations on May 1, 2003)	3.95%	1.10%	5.06%
Russell 3000® Value Index (reflects no deduction for fees, expenses, or taxes)	19.76%	-0.24%	2.88%
Bank of America Merrill Lynch 3-Month Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	0.21%	3.02%	2.99%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Federated Equity Management Company of Pennsylvania

Portfolio Managers:

Steven J. Lehman, CFA, Senior Portfolio Manager since 1994

Dana L. Meissner, CFA, Portfolio Manager since 2009

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Focus VP

Investment Objective: Seeks to maximize long-term growth.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.80%	0.80%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.10%	0.10%
Total annual fund operating expenses	0.90%	1.15%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 92	$319	$565	$1,269
Service	$117	$365	$633	$1,398

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 131% of the average value of the portfolio's portfolio.

Principal Investment Strategies: Transamerica Investment Management, LLC (“TIM”), the portfolio's sub-adviser, seeks to achieve the portfolio's objective by investing, under normal circumstances, primarily in domestic equity securities that, in TIM’s opinion, are trading at a material discount to intrinsic value. TIM assesses intrinsic value primarily through discounted cash flow analysis, though acquisition and comparable company valuation analyses may be used to a lesser extent. The portfolio will generally invest in domestic equity securities of any size. The portfolio may also invest up to 10% of its assets in short sale positions. The portfolio may invest up to 20% of its assets in convertible and non-convertible high-yield debt securities rated below investment grade.

TIM uses a “bottom-up” approach to investing. A “bottom-up” approach is looking at individual issuers against the context of broader market factors.

TIM seeks out U.S. companies showing strong potential for shareholder value creation, high barriers to competition, solid free cash flow generating ability, excellent capital allocation discipline and experienced management.

The portfolio may invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

In the event TIM is unable to identify sufficient investments that meet the portfolio's criteria, the portfolio may maintain a balance in cash and cash equivalents that may range up to 40% of total assets.

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

This portfolio is non-diversified.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Focused Investing – To the extent the portfolio invests in a limited number of issuers, changes in the value of individual securities may have a significant impact on your investment.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Non-Diversification – The portfolio is classified as “non-diversified,” which means it may invest in a larger percentage of its assets in one issuer than a diversified portfolio. To the extent the portfolio invests its assets in fewer issuers, the portfolio will be more susceptible to negative events affecting those issuers.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Short Sales – A short sale may be effected by selling a security that the portfolio does not own. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain.

Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio may also pay transaction costs and borrowing fees in connection with short sales.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to November 20, 2009, the portfolio was named Transamerica Legg Mason Partners All Cap VP, and had a different sub-adviser, a different investment objective and used different investment strategies.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	09/30/2009	18.84%
Worst Quarter:	12/31/2008	-22.68%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 3, 1999)	27.91%	0.29%	3.13%
Service Class (commenced operations on May 1, 2003)	27.57%	0.03%	5.27%
Standard & Poor’s 500 Composite Stock Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-0.95%
Russell 3000® Index[1] (reflects no deduction for fees, expenses, or taxes)	28.34%	0.76%	-0.20%

1  This index served as the benchmark for the portfolio prior to November 20, 2009, at which time it was replaced with the Standard & Poor’s 500 Composite Stock Index. This benchmark index change was made to more closely reflect the principal strategies of the portfolio.

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Transamerica Investment Management, LLC

Portfolio Managers:

Edward S. Han, Portfolio Manager (Lead) since 2009

Kirk J. Kim, Portfolio Manager (Lead) since 2009

Joshua D. Shaskan, CFA, Portfolio Manager (Lead) since 2009

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Foxhall Emerging Markets/Pacific Rim VP

Investment Objective: Seeks long-term growth of capital.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.90%	0.90%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.97%	0.97%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.48%	0.48%
Total annual fund operating expenses[a]	2.35%	2.60%
Expense reduction[b]	0.87%	0.87%
Total annual fund operating expenses after expense reduction[a]	1.48%	1.73%

a Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

b Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through April 30, 2011, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 1.00%, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized portfolio operating expenses are less than the cap, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses. The expense cap may be terminated by the portfolio’s Board of Trustees at any time.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$151	$681	$1,239	$2,759
Service	$176	$726	$1,302	$2,870

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 207% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting the market during recessionary trends.

• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, at least 80% of its net assets in ETFs that provide exposure to equity, fixed-income, currency or physical commodities that are economically tied to emerging markets or the Pacific Rim.

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Each underlying portfolio has its own investment objective and principal investment strategies. The adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying funds, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest, directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Active Trading – Certain portfolios are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Commodities – To the extent the portfolio invests in instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio will be subject to the risks of investing in physical commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The portfolio's investment exposure to the commodities markets may subject the portfolio to greater volatility than investments in more traditional securities, such as stocks and bonds.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

• Exchange Traded Funds – Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of bonds. ETF shares may trade at a premium or discount to NAV. ETFs are subject to secondary market trading risks.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Hard Assets – The portfolio is subject to risks associated with investing indirectly in hard assets, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The portfolio’s indirect investments in hard assets may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Money Market Funds – An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the FDIC or any other government agency. Although money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Tactical Asset Allocation – The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using asset management styles including those based on fundamental analysis or strategic asset allocation. The sub-adviser’s evaluations and assumptions in selecting underlying portfolio or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that under perform other securities.

• Tax – In order to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code, the portfolio must meet certain requirements regarding, among other things, the source of its income. Any income the portfolio derives from investments in certain hard asset ETFs, such as commodity ETFs, must be limited to a maximum of 10% of the portfolio's gross income. If the portfolio fails to qualify as a RIC, the portfolio will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the portfolio's earnings and profits. If the portfolio were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the portfolio would be subject to the risks of diminished returns.

• Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the portfolio's prospectus identifies certain risks of each underlying portfolio.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: No performance is shown for the portfolio. Performance information will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Foxhall Capital Management, Inc.

Portfolio Managers:

Paul Dietrich, Portfolio Manager since 2009

David H. Morton, Portfolio Manager since 2009

David Sade, Assistant Portfolio Manager since 2009

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Foxhall Global Conservative VP

Investment Objective: Seeks modest growth and preservation of capital.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.90%	0.90%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	2.77%	2.77%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.31%	0.31%
Total annual fund operating expenses[a]	3.98%	4.23%
Expense reduction[b]	2.67%	2.67%
Total annual fund operating expenses after expense reduction[a]	1.31%	1.56%

a Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

b Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through April 30, 2011, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 1.00%, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized portfolio operating expenses are less than the cap, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses. The expense cap may be terminated by the portfolio’s Board of Trustees at any time.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$133	$ 997	$1,876	$4,142
Service	$159	$1,041	$1,936	$4,236

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 198% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting markets during recessionary trends.

• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, approximately 75% of its net assets in ETFs representing debt securities of various maturities and credit quality, of companies and governments worldwide, commodities, foreign or U.S. currency and money market instruments, and approximately 25% of its net assets in ETFs representing stocks in companies all over the world. These percentages may vary.

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

• If, based on several technical markets, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall may shift into a defensive investment profile if Foxhall believes the global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds.

Each underlying portfolio has its own investment objective and principal investment strategies. The adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest, directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

The portfolio may be a significant shareholder in certain underlying portfolios.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Active Trading – Certain portfolios are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Commodities – To the extent the portfolio invests in instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio will be subject to the risks of investing in physical commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The portfolio's investment exposure to the commodities markets may subject the portfolio to greater volatility than investments in more traditional securities, such as stocks and bonds.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

• Exchange Traded Funds – Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of bonds. ETF shares may trade at a premium or discount to NAV. ETFs are subject to secondary market trading risks.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Hard Assets – The portfolio is subject to risks associated with investing indirectly in hard assets, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The portfolio’s indirect investments in hard assets may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Money Market Funds – An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the FDIC or any other government agency. Although money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Tactical Asset Allocation – The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using asset management styles including those based on fundamental analysis or strategic asset allocation. The sub-adviser’s evaluations and assumptions in selecting underlying portfolio or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that under perform other securities.

• Tax – In order to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code, the portfolio must meet certain requirements regarding, among other things, the source of its income. Any income the portfolio derives from investments in certain hard asset ETFs, such as commodity ETFs, must be limited to a maximum of 10% of the portfolio's gross income. If the portfolio fails to qualify as a RIC, the portfolio will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the portfolio's earnings and profits. If the portfolio were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the portfolio would be subject to the risks of diminished returns.

• Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the portfolio's prospectus identifies certain risks of each underlying portfolio.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: No performance is shown for the portfolio. Performance information will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Foxhall Capital Management, Inc.

Portfolio Managers:

Paul Dietrich, Portfolio Manager since 2009

David H. Morton, Portfolio Manager since 2009

David Sade, Assistant Portfolio Manager since 2009

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Foxhall Global Growth VP

Investment Objective: Seeks long-term growth of capital.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.90%	0.90%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.97%	0.97%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.46%	0.46%
Total annual fund operating expenses[a]	2.33%	2.58%
Expense reduction[b]	0.87%	0.87%
Total annual fund operating expenses after expense reduction[a]	1.46%	1.71%

a Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

b Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through April 30, 2011, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 1.00%, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized portfolio operating expenses are less than the cap, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses. The expense cap may be terminated by the portfolio’s Board of Trustees at any time.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$149	$675	$1,229	$2,739
Service	$174	$720	$1,292	$2,850

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 255% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting the market during recessionary trends.

• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, at least 80% of its net assets in equity ETFs representing stocks in companies all over the world, commodities or foreign or U.S. currency. The portfolio will invest approximately 60% in developed markets ETFs; 30% in emerging markets and Pacific Rim ETFs; and 10% in hard assets ETFs (such as real estate, precious metals and natural resources).

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

• If, based on several technical markets, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets indicate are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, Foxhall will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Each underlying portfolio has its own investment objective and principal investment strategies. The adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying funds, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest, directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

The portfolio may be a significant shareholder in certain underlying portfolios.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Active Trading – Certain portfolios are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Commodities – To the extent the portfolio invests in instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio will be subject to the risks of investing in physical commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The portfolio's investment exposure to the commodities markets may subject the portfolio to greater volatility than investments in more traditional securities, such as stocks and bonds.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

• Exchange Traded Funds – Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of bonds. ETF shares may trade at a premium or discount to NAV. ETFs are subject to secondary market trading risks.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Hard Assets – The portfolio is subject to risks associated with investing indirectly in hard assets, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The portfolio’s indirect investments in hard assets may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Money Market Funds – An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the FDIC or any other government agency. Although money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Tactical Asset Allocation – The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using asset management styles including those based on fundamental analysis or strategic asset allocation. The sub-adviser’s evaluations and assumptions in selecting underlying portfolio or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that under perform other securities.

• Tax – In order to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code, the portfolio must meet certain requirements regarding, among other things, the source of its income. Any income the portfolio derives from investments in certain hard asset ETFs, such as commodity ETFs, must be limited to a maximum of 10% of the portfolio's gross income. If the portfolio fails to qualify as a RIC, the portfolio will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the portfolio's earnings and profits. If the portfolio were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the portfolio would be subject to the risks of diminished returns.

• Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the portfolio's prospectus identifies certain risks of each underlying portfolio.

Performance: No performance is shown for the portfolio. Performance information will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Foxhall Capital Management, Inc.

Portfolio Managers:

Paul Dietrich, Portfolio Manager since 2009

David H. Morton, Portfolio Manager since 2009

David Sade, Assistant Portfolio Manager since 2009

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Foxhall Global Hard Asset VP

Investment Objective: Seeks long-term growth of capital.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.90%	0.90%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	1.29%	1.29%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.50%	0.50%
Total annual fund operating expenses[a]	2.69%	2.94%
Expense reduction[b]	1.19%	1.19%
Total annual fund operating expenses after expense reduction[a]	1.50%	1.75%

a Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

b Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through April 30, 2011, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 1.00%, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized portfolio operating expenses are less than the cap, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses. The expense cap may be terminated by the portfolio’s Board of Trustees at any time.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$153	$753	$1,380	$3,070
Service	$178	$798	$1,443	$3,177

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 248% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting the market during recessionary trends.

• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, at least 80% of its net assets in ETFs that track “hard assets.” Hard assets include precious metals, natural resources, real estate and commodities.

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

• If, based on several technical markets, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets indicate are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, Foxhall will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying funds, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”).

It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying fund has its own investment objective and principal investment strategies. The adviser for each underlying fund decides which securities to purchase and sell for that underlying fund.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

The portfolio may be a significant shareholder in certain underlying portfolios.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Active Trading – Certain portfolios are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Commodities – To the extent the portfolio invests in instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio will be subject to the risks of investing in physical commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The portfolio's investment exposure to the commodities markets may subject the portfolio to greater volatility than investments in more traditional securities, such as stocks and bonds.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

• Exchange Traded Funds – Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of bonds. ETF shares may trade at a premium or discount to NAV. ETFs are subject to secondary market trading risks.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Hard Assets – The portfolio is subject to risks associated with investing indirectly in hard assets, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The portfolio’s indirect investments in hard assets may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Money Market Funds – An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the FDIC or any other government agency. Although money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Tactical Asset Allocation – The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using asset management styles including those based on fundamental analysis or strategic asset allocation. The sub-adviser’s evaluations and assumptions in selecting underlying portfolio or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that under perform other securities.

• Tax – In order to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code, the portfolio must meet certain requirements regarding, among other things, the source of its income. Any income the portfolio derives from investments in certain hard asset ETFs, such as commodity ETFs, must be limited to a maximum of 10% of the portfolio's gross income. If the portfolio fails to qualify as a RIC, the portfolio will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the portfolio's earnings and profits. If the portfolio were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the portfolio would be subject to the risks of diminished returns.

• Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the portfolio's prospectus identifies certain risks of each underlying portfolio.

Performance: No performance is shown for the portfolio. Performance information will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Foxhall Capital Management, Inc.

Portfolio Managers:

Paul Dietrich, Portfolio Manager since 2009

David H. Morton, Portfolio Manager since 2009

David Sade, Assistant Portfolio Manager since 2009

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Growth Opportunities VP

Investment Objective: Seeks to maximize long-term growth.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.80%	0.80%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.08%	0.08%
Total annual fund operating expenses	0.88%	1.13%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 90	$313	$554	$1,246
Service	$115	$359	$622	$1,375

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 60% of the average value of the portfolio's portfolio.

Principal Investment Strategies: Transamerica Investment Management, LLC (“TIM”), the portfolio's sub-adviser, under normal circumstances, invests at least 65% of the portfolio's assets in equity securities. A significant portion of the portfolio's assets may be invested in the securities of companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase. TIM uses a “bottom-up” approach to investing and builds the portfolio one company at a time by investing portfolio assets in equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show strong potential for steady growth; high barriers to competition; and experienced management. TIM believes that companies with small- and medium-sized capitalization levels are less actively followed by security analysts, and, therefore, they may be undervalued, providing strong opportunities for a rise in value.

The portfolio may invest in debt securities in pursuit of its investment objective.

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc., which employed different strategies.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	20.36%
Worst Quarter:	12/31/2008	-24.04%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 2, 2001)	36.86%	3.99%	6.90%
Service Class (commenced operations on May 1, 2003)	36.52%	3.73%	9.01%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses, or taxes)	46.29%	2.40%	2.26%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Transamerica Investment Management, LLC

Portfolio Managers:

Edward S. Han, Portfolio Manager (Lead) since 2005

John J. Huber, CFA, Portfolio Manager (Lead) since 2005

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Hanlon Balanced VP

Investment Objective: Seeks current income and capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.90%	0.90%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	1.16%	1.16%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.49%	0.49%
Total annual fund operating expenses[a]	2.55%	2.80%
Expense reduction[b]	1.06%	1.06%
Total annual fund operating expenses after expense reduction[a]	1.49%	1.74%

a Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

b Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through April 30, 2011, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 1.00%, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized portfolio operating expenses are less than the cap, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses. The expense cap may be terminated by the portfolio’s Board of Trustees at any time.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$152	$723	$1,322	$2,943
Service	$177	$768	$1,385	$3,051

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 48% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds, and money market mutual funds (collectively, the “underlying portfolios”).

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s equity allocation will generally vary between 25% and 75% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs or closed-end funds, consisting of any mixture of large, medium and small-cap styles and pursuing growth or value strategies. The portfolio’s bond allocation will generally vary between 25% and 75% of its net assets, and may include domestic and non-U.S. government and corporate bonds of any credit rating. Hanlon may also invest in currency, commodity, real estate and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Each underlying portfolio has its own investment objective and principal investment strategies. The adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio.

It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

The portfolio may be a significant shareholder in certain underlying portfolios.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Active Trading – Certain portfolios are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Commodities – To the extent the portfolio invests in instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio will be subject to the risks of investing in physical commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The portfolio's investment exposure to the commodities markets may subject the portfolio to greater volatility than investments in more traditional securities, such as stocks and bonds.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

• Exchange Traded Funds – Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of bonds. ETF shares may trade at a premium or discount to NAV. ETFs are subject to secondary market trading risks.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Investment Companies – To the extent that an underlying portfolio invests in other investment companies, such as exchange-traded funds, it is subject to the risks of these investment companies and bears its pro rata share of the investment companies’ expenses.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Money Market Funds – An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the FDIC or any other government agency. Although money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.

• Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates. REITs are one type of real estate security. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure, and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Tactical Asset Allocation – The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using asset management styles including those based on fundamental analysis or strategic asset allocation. The sub-adviser’s evaluations and assumptions in selecting underlying portfolio or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that under perform other securities.

• Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the portfolio's prospectus identifies certain risks of each underlying portfolio.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: No performance is shown for the portfolio. Performance information will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Hanlon Investment Management, Inc.

Portfolio Managers:

Sean Hanlon, Portfolio Manager since 2009

Jeff Vogl, Assistant Portfolio Manager since 2009

Donald Williams, Portfolio Manager since 2009

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Hanlon Growth VP

Investment Objective: Seeks long-term capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.90%	0.90%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.63%	0.63%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.49%	0.49%
Total annual fund operating expenses[a]	2.02%	2.27%
Expense reduction[b]	0.53%	0.53%
Total annual fund operating expenses after expense reduction[a]	1.49%	1.74%

a Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

b Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through April 30, 2011, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 1.00%, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized portfolio operating expenses are less than the cap, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses. The expense cap may be terminated by the portfolio’s Board of Trustees at any time.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$152	$614	$1,102	$2,450
Service	$177	$659	$1,167	$2,564

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 68% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds, and money market mutual funds (collectively, the “underlying portfolios”).

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s equity allocation will vary between 0% and 100% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs or closed-end funds, consisting of any mixture of large, medium and small-cap styles. Under certain circumstances, up to 100% of the portfolio could be allocated to bond ETFs or closed-end funds (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency, commodity, real estate and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Each underlying portfolio has its own investment objective and principal investment strategies. The adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio.

It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

The portfolio may be a significant shareholder in certain underlying portfolios.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Active Trading – Certain portfolios are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Commodities – To the extent the portfolio invests in instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio will be subject to the risks of investing in physical commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The portfolio's investment exposure to the commodities markets may subject the portfolio to greater volatility than investments in more traditional securities, such as stocks and bonds.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

• Exchange Traded Funds – Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of bonds. ETF shares may trade at a premium or discount to NAV. ETFs are subject to secondary market trading risks.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Investment Companies – To the extent that an underlying portfolio invests in other investment companies, such as exchange-traded funds, it is subject to the risks of these investment companies and bears its pro rata share of the investment companies’ expenses.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Money Market Funds – An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the FDIC or any other government agency. Although money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.

• Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates. REITs are one type of real estate security. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure, and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Tactical Asset Allocation – The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using asset management styles including those based on fundamental analysis or strategic asset allocation. The sub-adviser’s evaluations and assumptions in selecting underlying portfolio or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that under perform other securities.

• Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the portfolio's prospectus identifies certain risks of each underlying portfolio.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: No performance is shown for the portfolio. Performance information will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Hanlon Investment Management, Inc.

Portfolio Managers:

Sean Hanlon, Portfolio Manager since 2009

Jeff Vogl, Assistant Portfolio Manager since 2009

Donald Williams, Portfolio Manager since 2009

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Hanlon Growth and Income VP

Investment Objective: Seeks capital appreciation and some current income.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.90%	0.90%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.98%	0.98%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.49%	0.49%
Total annual operating expenses[a]	2.37%	2.62%
Expense reduction[b]	0.88%	0.88%
Total annual fund operating expenses after expense reduction[a]	1.49%	1.74%

a Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

b Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through April 30, 2011, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 1.00%, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized portfolio operating expenses are less than the cap, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses. The expense cap may be terminated by the portfolio’s Board of Trustees at any time.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$152	$686	$1,248	$2,778
Service	$177	$731	$1,312	$2,889

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 56% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds, and money market mutual funds (collectively, the “underlying portfolios”).

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s equity allocation will generally vary between 0% and 75% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs or closed-end funds, consisting of any mixture of large, medium and small-cap styles and pursuing growth or value strategies. The portfolio’s bond allocation will generally vary between 0% and 25% of its net assets, but, under certain circumstances, up to 100% of the portfolio could be allocated to bond ETFs or closed-end funds (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency, commodity, real estate and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Each underlying portfolio has its own investment objective and principal investment strategies. The adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio.

It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

The portfolio may be a significant shareholder in certain underlying portfolios.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Active Trading – Certain portfolios are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Commodities – To the extent the portfolio invests in instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio will be subject to the risks of investing in physical commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The portfolio's investment exposure to the commodities markets may subject the portfolio to greater volatility than investments in more traditional securities, such as stocks and bonds.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

• Exchange Traded Funds – Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of bonds. ETF shares may trade at a premium or discount to NAV. ETFs are subject to secondary market trading risks.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Investment Companies – To the extent that an underlying portfolio invests in other investment companies, such as exchange-traded funds, it is subject to the risks of these investment companies and bears its pro rata share of the investment companies’ expenses.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Money Market Funds – An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the FDIC or any other government agency. Although money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.

• Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates. REITs are one type of real estate security. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure, and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Tactical Asset Allocation – The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using asset management styles including those based on fundamental analysis or strategic asset allocation. The sub-adviser’s evaluations and assumptions in selecting underlying portfolio or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that under perform other securities.

• Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the portfolio's prospectus identifies certain risks of each underlying portfolio.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: No performance is shown for the portfolio. Performance information will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Hanlon Investment Management, Inc.

Portfolio Managers:

Sean Hanlon, Portfolio Manager since 2009

Jeff Vogl, Assistant Portfolio Manager since 2009

Donald Williams, Portfolio Manager since 2009

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Hanlon Managed Income VP

Investment Objective: Seeks conservative stability.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.90%	0.90%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.42%	0.42%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.41%	0.41%
Total annual fund operating expenses[a]	1.73%	1.98%
Expense reduction[b]	0.32%	0.32%
Total annual fund operating expenses after expense reduction[a]	1.41%	1.66%

a Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

b Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through April 30, 2011, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 1.00%, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized portfolio operating expenses are less than the cap, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses. The expense cap may be terminated by the portfolio’s Board of Trustees at any time.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$144	$545	$ 972	$2,163
Service	$169	$590	$1,038	$2,281

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 99% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds, and money market mutual funds (collectively, the “underlying portfolios”).

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s bond allocation will vary between 0% and 100% of its net assets (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Each underlying portfolio has its own investment objective and principal investment strategies. The adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio.

It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

The portfolio may be a significant shareholder in certain underlying portfolios.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Active Trading – Certain portfolios are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Exchange Traded Funds – Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of bonds. ETF shares may trade at a premium or discount to NAV. ETFs are subject to secondary market trading risks.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Investment Companies – To the extent that an underlying portfolio invests in other investment companies, such as exchange-traded funds, it is subject to the risks of these investment companies and bears its pro rata share of the investment companies’ expenses.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Money Market Funds – An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the FDIC or any other government agency. Although money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.

• Tactical Asset Allocation – The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using asset management styles including those based on fundamental analysis or strategic asset allocation. The sub-adviser’s evaluations and assumptions in selecting underlying portfolio or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that under perform other securities.

• Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the portfolio's prospectus identifies certain risks of each underlying portfolio.

Performance: No performance is shown for the portfolio. Performance information will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Hanlon Investment Management, Inc.

Portfolio Managers:

Sean Hanlon, Portfolio Manager since 2009

Jeff Vogl, Assistant Portfolio Manager since 2009

Donald Williams, Portfolio Manager since 2009

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Index 50 VP

Investment Objective: Seeks to balance capital appreciation and income.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.31%	0.31%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.07%	0.07%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.14%	0.14%
Total annual fund operating expenses[a]	0.52%	0.77%
Expense reduction[b]	0.01%	0.01%
Total annual fund operating expenses after expense reduction[a]	0.51%	0.76%

a Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

b Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through April 30, 2011, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 0.37%, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized portfolio operating expenses are less than the cap, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses. The expense cap may be terminated by the portfolio’s Board of Trustees at any time.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$52	$198	$357	$819
Service	$78	$245	$427	$953

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 27% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), seeks to achieve the portfolio’s objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”) and/or institutional mutual funds.

• Under normal circumstances, the portfolio expects to allocate substantially all of its assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 50% of portfolio assets in ETFs that invest primarily in equities and 50% of portfolio assets in ETFs that invest primarily in bonds. These percentages may vary.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying ETF at any time. The portfolio may be a significant shareholder in certain underlying ETFs.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without notice to investors.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Asset Allocation – The sub-adviser allocates the portfolio's assets among various underlying portfolios and/or exchange-traded funds. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses, and may cause the portfolio to underperform other portfolios with a similar strategy.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Exchange Traded Funds – Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of bonds. ETF shares may trade at a premium or discount to NAV. ETFs are subject to secondary market trading risks.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying ETFs and institutional mutual funds (the “underlying portfolios”), its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus identifies certain risks of each underlying portfolio.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to additional indexes which are used to more closely reflect the principal strategies and policies of the portfolio. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	10.75%
Worst Quarter:	03/31/2009	-6.76%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	10 Years or Since Inception
Initial Class (commenced operations on May 1, 2008)	16.62%	-2.07%
Service Class (commenced operations on May 1, 2008)	16.53%	-2.26%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.93%	5.49%
Morgan Stanley Capital International U.S. Broad Market Index (reflects no deduction for fees, expenses, or taxes)	28.76%	-9.09%
Financial Times Stock Exchange All-World ex U.S. Index (reflects no deduction for fees, expenses, or taxes)	43.33%	-11.73%
Composite Benchmark[1] (reflects no deduction for fees, expenses, or taxes)	19.57%	-1.63%

1 The Composite Benchmark consists of the following: Barclays Capital U.S. Aggregate Bond Index, 50%; Morgan Stanley Capital International U.S. Broad Market Index, 34%; and Financial Times Stock Exchange All-World ex U.S. Index, 16%. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the life of the portfolio.

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  AEGON USA Investment Management, LLC

Portfolio Manager:

Jeff Whitehead, CFA, Senior Portfolio Manager since 2008

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Index 75 VP

Investment Objective: Seeks capital appreciation as a primary objective and income as a secondary objective.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[b]
	Class of Shares
	Initial	Service
Management fees	0.30%	0.30%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.05%	0.05%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.15%	0.15%
Total annual fund operating expenses[a]	0.50%	0.75%

a Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

b Annual portfolio operating expenses have been restated to reflect expenses for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$51	$193	$347	$796
Service	$77	$240	$417	$930

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 24% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), seeks to achieve the portfolio’s objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”) and/or institutional mutual funds.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, it expects to allocate substantially all of its assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 75% of portfolio assets in ETFs that invest primarily in equities and 25% of portfolio assets in ETFs that invest primarily in bonds.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable opportunity for achieving the portfolio’s investment objective.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time. The portfolio may be a significant shareholder in certain underlying ETFs.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without notice to investors.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Asset Allocation – The sub-adviser allocates the portfolio's assets among various underlying portfolios and/or exchange-traded funds. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses, and may cause the portfolio to underperform other portfolios with a similar strategy.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Exchange Traded Funds – Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of bonds. ETF shares may trade at a premium or discount to NAV. ETFs are subject to secondary market trading risks.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying ETFs and institutional mutual funds (the “underlying portfolios”), its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus identifies certain risks of each underlying portfolio.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to additional indexes which are used to more closely reflect the principal strategies and policies of the portfolio. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	15.21%
Worst Quarter:	3/31/2009	-9.17%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	10 Years or Since Inception
Initial Class (commenced operations on May 1, 2008)	23.68%	-5.86%
Service Class (commenced operations on May 1, 2008)	23.18%	-6.24%
Morgan Stanley Capital International U.S. Broad Market Index (reflects no deduction for fees, expenses, or taxes)	28.76%	-9.09%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.93%	5.49%
Financial Times Stock Exchange All-World ex U.S. Index (reflects no deduction for fees, expenses, or taxes)	43.33%	-11.73%
Composite Benchmark[1] (reflects no deduction for fees, expenses, or taxes)	26.34%	-5.57%

1 The Composite Benchmark consists of the following: Morgan Stanley Capital International U.S. Broad Market Index, 52%; Barclays Capital U.S. Aggregate Bond Index, 25%; and Financial Times Stock Exchange All-World ex U.S. Index, 23%. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the life of the portfolio.

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  AEGON USA Investment Management, LLC

Portfolio Manager:

Jeff Whitehead, CFA, Senior Portfolio Manager since 2008

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica International Moderate Growth VP

Investment Objective: Seeks capital appreciation with current income as a secondary objective.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.10%	0.10%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.04%	0.04%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.84%	0.84%
Total annual fund operating expenses[a]	0.98%	1.23%

a Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds’ fees and expenses.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$100	$344	$608	$1,361
Service	$125	$390	$676	$1,489

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 31% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

• Under normal circumstances, the portfolio expects to allocate its investments in underlying portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging markets countries and in fixed-income securities of issuers in international developed markets. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks, volatility in the equity markets, historical performance, current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective and principal investment strategies. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio construction manager, Morningstar Associates, LLC, may change the portfolio’s asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Asset Allocation – The sub-adviser allocates the portfolio's assets among various underlying portfolios and/or exchange-traded funds. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses, and may cause the portfolio to underperform other portfolios with a similar strategy.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Defensive Investing – Short-term debt securities held by the portfolio for defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If a significant amount of the portfolio's assets are used for defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the portfolio's prospectus identifies certain risks of each underlying portfolio.

• U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to a secondary index which is used to more closely reflect the principal strategies and policies of the portfolio. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	17.63%
Worst Quarter:	09/30/2008	-16.96%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	10 Years or Since Inception
Initial Class (commenced operations on May 1, 2006)	29.69%	-1.69%
Service Class (commenced operations on May 1, 2006)	29.33%	-1.95%
Morgan Stanley Capital International - World ex USA Index (reflects no deduction for fees, expenses, or taxes)	34.39%	-1.45%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.93%	6.37%

Management:

Investment Adviser: Portfolio Construction Manager:

Transamerica Asset Management, Inc.  Morningstar Associates, LLC

Portfolio Construction Team:

Jon Hale, CFA, Co-Portfolio Manager since 2006

Maciej Kowara, CFA, Co-Portfolio Manager since 2006

Jeff McConnell, CFA, Co-Portfolio Manager since 2006

Michael Stout, CFA, Co-Portfolio Manager since 2006

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Jennison Growth VP

Investment Objective: Seeks long-term growth of capital.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.79%	0.79%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.06%	0.06%
Total annual fund operating expenses	0.85%	1.10%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 87	$303	$538	$1,211
Service	$112	$350	$606	$1,340

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 76% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio's sub-adviser, Jennison Associates LLC (“Jennison”), invests, under normal circumstances, at least 65% of the portfolio's total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts of U.S. companies with market capitalizations of at least $1 billion that Jennison considers to have above average prospects for growth. These companies are generally medium- to large-capitalization companies.

The sub-adviser uses a “bottom-up” approach, researching and evaluating individual company fundamentals rather than macro-economic factors, to identify individual companies with earnings growth potential that may not be recognized by the market at large. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

The portfolio may invest up to 20% of its assets in the securities of foreign issuers.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Medium-Sized Companies – Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies generally are subject to more volatility in price than larger company securities.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Jennison Growth Portfolio of Endeavor Series Trust. Jennison has been the portfolio’s sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	12/31/2001	16.24%
Worst Quarter:	12/31/2008	-20.76%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on November 18, 1996)	41.00%	2.82%	-2.14%
Service Class (commenced operations on May 1, 2003)	40.69%	2.58%	6.27%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	37.21%	1.63%	-3.99%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Jennison Associates LLC

Portfolio Managers:

Michael A. Del Balso, Portfolio Manager since 2000

Kathleen A. McCarragher, Portfolio Manager since 2000

Spiros “Sig” Segalas, Portfolio Manager since 2004

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica JPMorgan Core Bond VP

Investment Objective: Seeks total return, consisting of income and capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.45%	0.45%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.12%	0.12%
Total annual fund operating expenses	0.57%	0.82%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$58	$215	$386	$ 880
Service	$84	$262	$455	$1,014

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 18% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”) seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's assets in bonds, including (without limitation):

• U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities

• Medium- to high-quality corporate bonds

• Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations (“CMOs”)

• Asset-backed securities

• Commercial Mortgage-Backed Securities (“CMBS”)

Generally, such bonds will have intermediate to long maturities.

To a lesser extent, it may invest in:

• U.S. dollar-denominated foreign bonds

• Short-term securities, including agency discount notes, commercial paper and money market funds

The portfolio may invest in bonds and other debt securities that are rated in the lowest investment grade category. The portfolio's average weighted maturity will ordinarily range between four and 12 years. JPMorgan analyzes four major factors in managing and constructing the fund’s portfolio: duration, market sector, maturity concentrations and individual securities. JPMorgan looks for market sectors and individual securities that it believes will perform well over time. JPMorgan is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. The portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The portfolio may use derivatives as a substitute for various investments, to alter the investment characteristics of the portfolio, for risk management and/or to increase income or gain to the portfolio.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Asset-Backed Securities – Asset-backed securities represent participation in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay and unpaid principal or interest. The value of asset-backed securities may be affected by changes in credit quality or value of the assets that support the securities.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Credit – If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Mortgage-Related Securities – Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	09/30/2001	4.87%
Worst Quarter:	06/30/2004	-1.94%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on October 2, 1986)	9.58%	5.64%	6.57%
Service Class (commenced operations on May 1, 2003)	9.38%	5.36%	4.93%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.93%	4.97%	6.33%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  J.P. Morgan Investment Management Inc.

Portfolio Manager:

Douglas S. Swanson, Portfolio Manager since 2007

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica JPMorgan Enhanced Index VP

Investment Objective: Seeks to earn a total return modestly in excess of the total return performance of the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”) (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Index.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.74%	0.74%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.11%	0.11%
Total annual fund operating expenses	0.85%	1.10%
Expense reduction[a]	0.01%	0.01%
Total annual fund operating expenses after expense reduction	0.84%	1.09%

a Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through April 30, 2011, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 0.84%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized portfolio operating expenses are less than the cap, excluding 12b-1 fees and extraordinary expenses. The expense cap may be terminated by the portfolio’s Board of Trustees at any time.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 86	$302	$537	$1,210
Service	$111	$349	$605	$1,339

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 117% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of large- and medium-capitalization U.S. companies. The portfolio may invest in foreign companies included in the S&P 500 Index. JP Morgan will normally keep the portfolio as fully invested in equity securities as practicable.

Industry by industry, the portfolio’s weightings are generally similar to those of the S&P 500 Index. The portfolio normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500 Index. Within each industry, the portfolio’s sub-adviser modestly may overweight stocks that it views as undervalued or fairly valued while modestly underweighting or not holding stocks that it views as overvalued. The portfolio normally invests primarily in common stocks.

The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments, including U.S. government securities and repurchase agreements. The portfolio may, but need not, invest in derivatives.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Medium-Sized Companies – Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies generally are subject to more volatility in price than larger company securities.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the portfolio could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the portfolio's ability to dispose of the underlying securities may be restricted.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust, which employed different strategies and had a different sub-adviser.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	16.58%
Worst Quarter:	12/31/2008	-21.86%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 2, 1997)	29.59%	0.25%	-1.53%
Service Class (commenced operations on May 1, 2003)	29.32%	0.00%	4.70%
Standard & Poor's 500 Composite Stock Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-0.95%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  J.P. Morgan Investment Management Inc.

Portfolio Managers:

Terance Chen, Portfolio Manager since 1997

Raffaele Zingone, Portfolio Manager since 1997

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica JPMorgan Mid Cap Value VP

Investment Objective: Seeks growth from capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.83%	0.83%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.06%	0.06%
Total annual fund operating expenses	0.89%	1.14%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 91	$316	$559	$1,257
Service	$116	$362	$628	$1,386

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 34% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's net assets in common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued. The portfolio will normally only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts. The portfolio may also invest up to 15% of its net assets in real estate investment trusts (“REITs”). Maximum weightings in any sector are double that of the benchmark or 25%, whichever is greater.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments without limit. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Medium-Sized Companies – Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies generally are subject to more volatility in price than larger company securities.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

• REITs – When the portfolio invests in Real Estate Investment Trusts (“REITs”), it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	09/30/2009	18.10%
Worst Quarter:	12/31/2008	-21.81%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 3, 1999)	26.41%	2.23%	4.76%
Service Class (commenced operations on May 1, 2003)	26.12%	1.96%	7.24%
Russell Midcap® Value Index (reflects no deduction for fees, expenses, or taxes)	34.21%	1.98%	7.58%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  J.P. Morgan Investment Management Inc.

Portfolio Managers:

Gloria Fu, CFA, Portfolio Manager since 2006

Lawrence Playford, CFA, Portfolio Manager since 2004

Jonathan K.L. Simon, Portfolio Manager since 2004

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica MFS International Equity VP

Investment Objective: Seeks capital growth.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[a]
	Class of Shares
	Initial	Service
Management fees	0.90%	0.90%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.17%	0.17%
Total annual fund operating expenses	1.07%	1.32%

a Annual portfolio operating expenses have been restated to reflect expenses for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$109	$372	$656	$1,464
Service	$134	$418	$723	$1,590

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 18% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio's sub-adviser, MFS® Investment Management (“MFS”), invests, under normal circumstances, at least 80% of the portfolio's net assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries. The portfolio normally invests primarily in equity securities of foreign companies, including emerging market equity securities. MFS may invest a relatively large percentage of the portfolio's assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. In selecting investments for the portfolio, MFS is not constrained to any particular investment style. MFS may invest the portfolio's assets in the stocks of companies it believes to have above average earnings growth potential (growth companies), in the stocks of companies it believes are undervalued (value companies), or in a combination of growth and value companies. MFS may invest the portfolio's assets in companies of any size. MFS may use derivatives for any investment purpose. MFS uses a “bottom-up” approach to buying and selling investments for the fund. A "bottom-up" approach is looking at individual companies against the context of broader market factors. Investments are selected primarily based on fundamental analysis of issuers. Quantitative models that systematically evaluate issuers may also be considered. MFS may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Active Trading – Certain portfolios are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Geographic – To the extent the portfolio invests a significant portion of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the portfolio will be more susceptible to negative events affecting those countries or that region, and could be more volatile than a more geographically diverse portfolio. Geographic risk is especially high in emerging markets.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Leveraging – The value of your investment may be more volatile if the portfolio borrows or uses derivatives that have a leveraging effect on the fund. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have had. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2002, a different sub-adviser managed this portfolio and prior to July 3, 2006 another sub-adviser managed the portfolio; the performance set forth prior to those dates is attributable to those respective sub-advisers.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	09/30/2009	21.26%
Worst Quarter:	09/30/2002	-19.85%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on January 2, 1997)	32.68%	5.42%	-0.44%
Service Class (commenced operations on May 1, 2003)	32.24%	5.10%	9.78%
Morgan Stanley Capital International Europe, Australasia & Far East Index (reflects no deduction for fees, expenses, or taxes)	32.46%	4.02%	1.58%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  MFS® Investment Management

Portfolio Managers:

Daniel Ling, Portfolio Manager since 2009

Marcus L. Smith, Portfolio Manager since 2006

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Money Market VP

Investment Objective: Seeks maximum current income from money market securities consistent with liquidity and preservation of principal.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[a]
	Class of Shares
	Initial	Service
Management fees	0.35%	0.35%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.06%	0.06%
Total annual fund operating expenses	0.41%	0.66%

a Annual portfolio operating expenses have been restated to reflect expenses for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$42	$164	$298	$687
Service	$67	$211	$368	$822

Principal Investment Strategies: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), invests the portfolio's assets in the following high quality, short-term U.S. dollar-denominated money market instruments:

• short-term corporate obligations, including commercial paper, notes and bonds

• obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

• obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

• repurchase agreements involving any of the securities mentioned above

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. Each security, at the time of purchase by the portfolio, has been determined by the sub-adviser to present minimal credit risk.

As a money market fund, the portfolio tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification, liquidity and maturity of its investments. If, after purchase, the credit rating on a security held by the portfolio is downgraded or the credit quality deteriorates, or if the maturity on a security is extended, the portfolio's sub-adviser or Board of Trustees (where required by applicable regulations) will decide whether the security should be held or sold.

Principal Risks: An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, the portfolio could underperform other short-term debt instruments or money market funds, or you could lose money. The portfolio is subject to the following principal investment risks (in alphabetical order).

• Bank Obligations – To the extent the portfolio invests in U.S. bank obligations, the portfolio will be more susceptible to adverse events affecting the U.S. banking industry. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks’ profitability.

• Credit – An issuer or obligor of a security held by the portfolio or a counterparty to a financial contract with the portfolio may default or its credit may be downgraded, or the value of assets underlying a security may decline. Subordinated securities will be disproportionately affected by a default or downgrade.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Interest Rate – The interest rates on short-term obligations held in the fund will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rates. The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Redemption – The portfolio may experience periods of heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the portfolio could have an adverse impact on the remaining shareholders in the portfolio. In addition, the portfolio may suspend redemptions when permitted by applicable regulations.

• Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the portfolio could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the portfolio's ability to dispose of the underlying securities may be restricted.

• U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.

• Yield – The amount of income you receive from the portfolio will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the portfolio's expenses could absorb all or a significant portion of the portfolio's income. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the portfolio’s yield.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares. Performance reflects any fee waivers or expense reimbursements in effect during the relevant periods. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2000	1.62%
Worst Quarter:	12/31/2009	0.00%

7-DAY YIELD

(as of December 31, 2009)

Initial Class = 0.01%

Service Class = 0.01%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on October 2, 1996)	0.13%	3.00%	2.83%
Service Class (commenced operations on May 1, 2003)	0.04%	2.81%	2.25%

Management:

Investment Adviser:      Sub-Adviser:

Transamerica Asset Management, Inc.    Transamerica Investment Management, LLC

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Morgan Stanley Mid-Cap Growth VP

Investment Objective: Seeks capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.80%	0.80%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.13%	0.13%
Total annual fund operating expenses	0.93%	1.18%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 95	$329	$581	$1,304
Service	$120	$375	$649	$1,432

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 35% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio's sub-adviser is Van Kampen Asset Management (“VKAM”). Under normal circumstances, at least 80% of the portfolio's net assets will be invested in securities of medium-sized companies at the time of investment. A medium-sized company is generally defined by reference to those companies represented in the Russell Midcap® Growth Index.

VKAM seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. VKAM typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward profile. VKAM generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities, rights and warrants, and debt securities. VKAM also may utilize derivative instruments, including options on securities, futures contracts and options thereon and various currency transactions. Derivative instruments used by the fund will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

VKAM may invest up to 25% of the portfolio's assets in securities of foreign companies, including emerging market securities, primarily through ownership of depositary receipts. The portfolio may also invest up to 10% of its assets in real estate investment trusts (“REITs”).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Investing Aggressively – The value of developing company stocks may be volatile, and can drop significantly in a short period of time. Rights, options and futures contracts may not be exercised and may expire worthless. Warrants and rights may be less liquid than stocks. Use of futures and other derivatives may make the portfolio more volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

• REITs – When the portfolio invests in Real Estate Investment Trusts (“REITs”), it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	27.18%
Worst Quarter:	12/31/2008	-25.90%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on March 1, 1993)	60.56%	4.55%	-3.85%
Service Class (commenced operations on May 1, 2003)	60.12%	4.28%	7.15%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses, or taxes)	46.29%	2.40%	-0.52%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Van Kampen Asset Management

Portfolio Managers:
Dennis P. Lynch, Lead Portfolio Manager since 2002

David S. Cohen, Portfolio Manager since 2002

Sam G. Chainani, Portfolio Manager since 2004

Alexander T. Norton, Portfolio Manager since 2005

Jason C. Yeung, Portfolio Manager since 2007

Armistead B. Nash, Portfolio Manager since 2008

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Multi Managed Large Cap Core VP

Investment Objective: Seeks to provide high total return.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.75%	0.75%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.10%	0.10%
Total annual fund operating expenses	0.85%	1.10%
Expense reduction[a]	0.01%	0.01%
Total annual fund operating expenses after expense reduction	0.84%	1.09%

a Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through April 30, 2011, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 0.84%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized portfolio operating expenses are less than the cap, excluding 12b-1 fees and extraordinary expenses. The expense cap may be terminated by the portfolio’s Board of Trustees at any time.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 86	$302	$537	$1,210
Service	$111	$349	$605	$1,339

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 73% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio’s sub-adviser, Morgan Stanley Investment Management Inc.(“MSIM”), under normal circumstances, invests at least 80% of the portfolio’s assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that MSIM believes have strong free cash flow and earnings growth potential or are undervalued. MSIM emphasizes individual security selection.

MSIM may invest up to 10% of the portfolio’s assets in securities of issuers economically tied to emerging markets countries. An issuer generally will be deemed to be economically tied to a country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. Derivative instruments used by the portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The portfolio may invest up to 10% of its total assets in real estate investment trusts (“REITs”).

The portfolio may invest up to 25% of its total assets in securities of foreign issuers, including emerging markets securities, primarily through ownership of depositary receipts.

The portfolio spans both growth and value styles of investing, and is managed by two separate groups at MSIM, a growth team and a value team. Both inflows and outflows will be allocated equally between the two investment styles. In addition, MSIM will rebalance monthly to maintain an equal allocation between the two investment styles. These allocations are non-discretionary.

Growth — The growth team seeks capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets.

The sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The sub-adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The sub-adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

Value — The value team emphasizes a value style of investing seeking well-established, undervalued companies believed by MSIM to possess the potential for capital growth and income. Portfolio securities are typically sold when MSIM’s assessments of the capital growth and income potential of such securities materially change.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• REITs – When the portfolio invests in Real Estate Investment Trusts (“REITs”), it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio; Endeavor Asset Allocation Portfolio of Endeavor Series Trust.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	09/30/2009	19.50%
Worst Quarter:	12/31/2008	-25.25%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on April 8, 1991)	45.41%	2.12%	1.04%
Service Class (commenced operations on May 1, 2003)	45.09%	1.87%	5.55%
Standard & Poor's 500 Composite Stock Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-0.95%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Morgan Stanley Investment Management Inc.

Portfolio Managers:

Growth Team

Dennis P. Lynch, Lead Portfolio Manager since 2002

David S. Cohen, Portfolio Manager since 2002

Sam G. Chainani, Portfolio Manager since 2004

Alexander T. Norton, Portfolio Manager since 2005

Jason C. Yeung, Portfolio Manager since 2007

Armistead B. Nash, Portfolio Manager since 2008

Value Team

Kevin Holt, Co-Lead Portfolio Manager since 2004

Jason Leder, Co-Lead Portfolio Manager since 2004

Devin Armstrong, Portfolio Manager since 2007

James Warwick, Portfolio Manager since 2007

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica PIMCO Total Return VP

Investment Objective: Seeks maximum total return consistent with preservation of capital and prudent investment management.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.63%	0.63%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.07%	0.07%
Total annual fund operating expenses	0.70%	0.95%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$72	$256	$457	$1,035
Service	$97	$303	$525	$1,166

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 729% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio's sub-adviser, Pacific Investment Management Company LLC (“PIMCO”), invests, under normal circumstances, at least 65% of the portfolio's net assets in fixed-income instruments of varying maturities. The average duration of this portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index, which as of December 31, 2009, was 4.57 years. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the portfolio's total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, Fitch, or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of the portfolio's total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging markets countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets. The portfolio may also invest up to 10% of its total assets in preferred stocks.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Credit – If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Currency Hedging – The portfolio may hedge its currency risk, using currency futures, forwards or options. However, these instruments may not always work as intended, and a portfolio may be worse off than if it had not used a hedging instrument.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Leveraging – The value of your investment may be more volatile if the portfolio borrows or uses derivatives that have a leveraging effect on the fund. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have had. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Mortgage-Related Securities – Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

• Prepayment or Call – Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the portfolio will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The portfolio also may lose any premium it paid on the security.

• Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the portfolio could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the portfolio's ability to dispose of the underlying securities may be restricted.

• Rule 144A Securities – Rule 144A permits certain qualified institutional buyers, such as the portfolio, to trade in privately placed securities that have not been registered for sale to the public. Rule 144A securities may be deemed illiquid, and the portfolio might be unable to dispose of such securities promptly or at reasonable prices.

• Sovereign Debt – Sovereign debt instruments, are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.

• Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	09/30/2009	7.17%
Worst Quarter:	09/30/2008	-4.67%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 1, 2002)	16.03%	5.56%	5.66%
Service Class (commenced operations on May 1, 2003)	15.75%	5.29%	4.92%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.93%	4.97%	5.39%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Pacific Investment Management Company LLC

Portfolio Manager:

Chris P. Dialynas, Portfolio Manager since 2008

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Small/Mid Cap Value VP

Investment Objective: Seeks to maximize total return.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.80%	0.80%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.08%	0.08%
Total annual fund operating expenses	0.88%	1.13%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 90	$313	$554	$1,246
Service	$115	$359	$622	$1,375

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 89% of the average value of the portfolio's portfolio.

Principal Investment Strategies: Transamerica Investment Management, LLC (“TIM”), the portfolio's sub-adviser, invests, under normal circumstances, at least 80% of the portfolio's net assets in small- and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion at the time of purchase.

The portfolio generally will invest in small and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability.

The portfolio may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. TIM has been the portfolio’s sub-adviser since May 1, 2004.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	12/31/2001	44.49%
Worst Quarter:	09/30/2002	-33.09%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 4, 1993)	43.21%	7.21%	10.53%
Service Class (commenced operations on May 3, 2004)	42.90%	6.93%	8.75%
Russell 2500® Value Index (reflects no deduction for fees, expenses, or taxes)	27.68%	0.84%	8.18%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Transamerica Investment Management, LLC

Portfolio Managers:

Jeffrey J. Hoo, CFA, Portfolio Manager (Lead) since 2008

Thomas E. Larkin, III, Portfolio Manager (Co) since 2008

Joshua D. Shaskan, CFA, Portfolio Manager (Co) since 2008

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica T. Rowe Price Small Cap VP

Investment Objective: Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.75%	0.75%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.13%	0.13%
Total annual fund operating expenses	0.88%	1.13%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 90	$313	$554	$1,246
Service	$115	$359	$622	$1,375

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 34% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio’s sub-adviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of its net assets in small-cap growth companies. These are currently defined by the sub-adviser as companies whose market capitalization falls within the range of companies in the Morgan Stanley Capital International U.S. Small Cap Growth Index (“MSCI U.S. Small Cap Growth Index”), which was approximately $42.28 million to $5.52 billion as of December 31, 2009, but the limits will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio’s initial purchase continue to be considered small companies for purposes of this policy. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not, under normal circumstances, constitute more than 50% of assets. Based on quantitative models and fundamental company research, stocks are selected in a “bottom-up” manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations and projected earnings and sales growth, valuation, capital usage, and earnings quality. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

While the portfolio normally invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets) or exchange traded funds in pursuit of its investment objective. The portfolio may, but need not, invest in derivatives, including stock index futures and options. The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Exchange Traded Funds – Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of bonds. ETF shares may trade at a premium or discount to NAV. ETFs are subject to secondary market trading risks.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Smaller Companies – Small companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	12/31/2001	25.80%
Worst Quarter:	12/31/2008	-25.77%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 3, 1999)	38.70%	2.12%	0.33%
Service Class (commenced operations on May 1, 2003)	38.33%	1.86%	7.53%
Morgan Stanley Capital International U.S. Small Cap Growth Index (reflects no deduction for fees, expenses, or taxes)	41.91%	2.57%	1.88%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  T. Rowe Price Associates, Inc.

Portfolio Manager:

Sudhir Nanda, CFA, Portfolio Manager since 2006

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Third Avenue Value VP

Investment Objective: Seeks long-term capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.80%	0.80%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.12%	0.12%
Total annual fund operating expenses	0.92%	1.17%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 94	$325	$576	$1,292
Service	$119	$372	$644	$1,420

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 8% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio's sub-adviser, Third Avenue Management LLC (“Third Avenue”), invests, under normal circumstances, at least 80% of the portfolio's assets in common stocks of U.S. and non-U.S. issuers. The portfolio seeks to achieve its objective mainly by acquiring common stocks of well-financed companies (meaning companies with high-quality assets and a relative absence of liabilities) at a discount to what the sub-adviser believes is their intrinsic value. The portfolio also seeks to acquire senior securities, such as debt instruments (including high-yield and distressed securities that may be in default and may have any or no credit rating) that the sub-adviser believes are undervalued.

Third Avenue employs an opportunistic, “bottom-up” research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. A "bottom-up" approach is looking at individual companies against the context of broader market factors.

The portfolio invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the portfolio's investment strategies and restrictions. The portfolio may invest up to 15% of its assets in high-yield/high risk fixed-income securities and other types of debt securities.

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

The portfolio is a non-diversified portfolio.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Non-Diversification – The portfolio is classified as “non-diversified,” which means it may invest in a larger percentage of its assets in one issuer than a diversified portfolio. To the extent the portfolio invests its assets in fewer issuers, the portfolio will be more susceptible to negative events affecting those issuers.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to a secondary index which is used to more closely reflect the principal strategies and policies of the portfolio. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	26.13%
Worst Quarter:	12/31/2008	-27.29%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on January 2, 1998)	34.88%	2.07%	9.18%
Service Class (commenced operations on May 1, 2003)	34.52%	1.81%	9.66%
Russell 3000® Value Index (reflects no deduction for fees, expenses, or taxes)	19.76%	-0.24%	2.88%
Morgan Stanley Capital International World Index[1] (reflects no deduction for fees, expenses, or taxes)	30.79%	2.57%	0.23%

1 This index was added as an additional benchmark to the portfolio on May 1, 2010 to more closely reflect the principal strategies and policies of the portfolio.

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Third Avenue Management LLC

Portfolio Managers:

Curtis R. Jensen, Co-Portfolio Manager since 1998

Yang Lie, Co-Portfolio Manager since 2008

Kathleen K. Crawford, Assistant Portfolio Manager since 2007

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica U.S. Government Securities VP

Investment Objective: Seeks to provide as high a level of total return as is consistent with prudent investment strategies.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.55%	0.55%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.06%	0.06%
Total annual fund operating expenses	0.61%	0.86%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$62	$228	$408	$ 928
Service	$88	$274	$477	$1,061

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 157% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio’s sub-adviser, Transamerica Investment Management, LLC (“TIM”), invests, under normal circumstances, at least 80% of the portfolio’s assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. These securities include:

• U.S. Treasury obligations

• Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities. Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise

• Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

• Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest up to 20% of its total assets in high yield debt securities, debt securities of foreign issuers in developed countries, and U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks. The portfolio may also invest in investment grade corporate bonds, short-term corporate debt securities, non-mortgage-backed securities and zero coupon bonds.

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the creditworthiness of issuers and the rates of interest offered by various issuers.

The portfolio’s sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio’s interest rate exposure, as well as to hedge the portfolio’s investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Country, Sector or Industry Focus – To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries, the portfolio will be more susceptible to negative events affecting those countries, sectors or industries.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Mortgage-Related Securities – Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.

• Zero Coupon Bonds – Zero coupon bonds pay no interest during the life of the obligation but trade at prices below their stated maturity value. Although these securities lock in a rate of return to maturity, they may be subject to greater fluctuations in market value than securities that pay interest periodically.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio’s sub-adviser since May 1, 2002.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	12/31/2008	5.07%
Worst Quarter:	06/30/2004	-2.83%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 13, 1994)	4.47%	4.72%	5.07%
Service Class (commenced operations on May 1, 2003)	4.20%	4.47%	3.88%
Barclays Capital U.S. Government Index (reflects no deduction for fees, expenses, or taxes)	-2.20%	4.87%	6.17%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Transamerica Investment Management, LLC

Portfolio Managers:

Derek S. Brown, CFA, Portfolio Manager (Lead) since 2005

Greg D. Haendel, Portfolio Manager (Co) since 2003

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica WMC Diversified Growth VP

Investment Objective: Seeks to maximize long-term growth.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.72%	0.72%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.07%	0.07%
Total annual fund operating expenses	0.79%	1.04%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 81	$285	$505	$1,141
Service	$106	$331	$574	$1,271

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 43% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio invests, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria.

The portfolio’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. A "bottom-up" approach is looking at individual companies against the context of broader market factors.

Wellington Management continually monitors every company in the portfolio’s portfolio for fundamental attractiveness. The portfolio typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Focused Investing – To the extent the portfolio invests in a limited number of issuers, changes in the value of individual securities may have a significant impact on your investment.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Funds, Inc., which employed different investment strategies.

Prior to April 9, 2010, the portfolio was named Transamerica Equity VP, had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	18.98%
Worst Quarter:	12/31/2008	-24.19%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on December 31, 1980)	29.20%	0.55%	-1.01%
Service Class (commenced operations on May 1, 2003)	28.90%	0.29%	5.59%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	37.21%	1.63%	-3.99%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Wellington Management Company, LLP

Portfolio Manager:

Paul E. Marrkand, CFA, Portfolio Manager since 2010

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More On The Portfolios’ Strategies And Investments

The following provides additional information regarding the portfolios’ strategies and investments described at the front of the prospectus. Information contained in this prospectus may apply to portfolios of Transamerica Series Trust not offered in your policy or contract. Except as otherwise expressly stated for a particular portfolio in this prospectus or in the statement of additional information or as required by law, there is no limit on the amount of a portfolio’s assets that may be invested in a particular type of security or investment.

Transamerica AEGON High Yield Bond VP: The portfolio's sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's net assets in high-yield/high-risk bonds (commonly known as “junk bonds”).

Junk bonds are high risk debt securities rated in medium or lower rating categories or determined by AUIM to be of comparable quality.

AUIM’s strategy is to seek to achieve yields as high as possible while seeking to manage risk. AUIM uses a “top-down/bottom-up” approach in managing the portfolio's assets. The “top-down” approach is to adjust the risk profile of the portfolio. AUIM analyzes four factors that affect the movement of fixed-income bond prices which include: economic indicators; technical indicators that are specific to the high-yield market; investor sentiment and valuation. Analysis of these factors assists AUIM in its decision regarding the portfolio's allocations.

AUIM has developed a proprietary credit model that is the foundation of its “bottom-up” analysis. The model tracks historical cash flow numbers and calculates credit financial ratios. Because high-yield companies are of higher financial risk, AUIM does a thorough credit analysis of all companies in the portfolio, as well as all potential acquisitions.

Each potential buy and sell candidate is analyzed by AUIM from both the “top-down” and “bottom-up” strategies. An industry may look attractive in one area, but not the other. They can review the results of their analysis and decide whether or not to proceed with a transaction.

AUIM may sell portfolio securities when it determines there are changes in economic indicators, technical indicators or valuation.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Asset Allocation – Conservative VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 35% of assets in equities, which may include both stocks and commodity-related securities, and 65% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying funds that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolios, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other fund investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Asset Allocation – Growth VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

• Under normal circumstances, it expects to invest primarily in underlying portfolios that invest in equities, which may include both stocks and commodity-related securities.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), historical performance, global markets’ current valuations, and other global economic factors.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Asset Allocation – Moderate VP: The portfolio seeks its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 50% of assets in equities, which may include both stocks and commodity-related securities, and 50% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Asset Allocation – Moderate Growth VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 70% of assets in equities, which may include both stocks and commodity-related securities, and 30% of assets in fixed-income, which may include bonds, cash, cash equivalents and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Balanced VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio's objective by investing, under normal circumstances, primarily in common stocks and high quality bonds with maturities of less than 30 years. TIM allocates the portfolio's assets between equity and debt securities based on its assessment of current business and investment conditions. However, at all times, the portfolio will hold at least 25% of its assets in non-convertible fixed-income securities. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments.

TIM normally invests in a portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM’s equity and fixed-income management teams work together to build a portfolio of growth stocks combined with bonds that TIM considers to be of good credit quality purchased at favorable prices.

TIM uses a “bottom up” approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM’s opinion.

Equity Investments

TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term, above-average rate of return. In projecting free cash flows and determining earnings potential and valuation, TIM uses multiple factors such as:

• the quality of the management team;

• the company’s ability to earn returns on capital in excess of the cost of capital;

• competitive barriers to entry; and

• the financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments

TIM’s bond management team seeks out bonds with credit strength of the quality that it believes could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. TIM analyzes this market information daily, negotiating each trade and buying bonds at what TIM considers to be the best available prices.

The portfolio may invest in mortgage-backed securities and lower-rated bonds. The portfolio may also invest in derivative securities, including futures, options and options on futures, swaps and foreign securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica BlackRock Global Allocation VP: The Fund seeks to achieve its objective by investing in both equity and debt securities, including money market securities and other short-term securities or instruments, of issuers located around the world. There is no limit on the percentage of assets the Fund can invest in a particular type of security. Generally, the Fund seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. Except as described below, the Fund has no geographic limits on where its investments may be located. This flexibility allows Fund management to look for investments in markets around the world that it believes will provide the best relative asset allocation to meet the Fund’s objective. The Fund may invest in securities of any market capitalization. The Fund may also invest in REITs.

Fund management uses the Fund’s investment flexibility to create a portfolio of assets that, over time, tends to be relatively balanced between equity and debt securities and that is widely diversified among many individual investments. While the Fund can, and does, look for investments in all the markets of the world, it will typically invest a majority of its assets in the securities of companies and governments located in North and South America, Europe, Australia and the Far East. In addition to investing in foreign securities, the Fund actively manages its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. From time to time, the Fund may own foreign cash equivalents or foreign bank deposits as part of the Fund’s investment strategy. The Fund will also invest in non-U.S. currencies, however, the Fund may underweight or overweight a currency based on the Fund management team’s outlook. The Fund may also invest in non-convertible debt securities. Non-convertible debt securities will generally be longer-term securities with the potential for capital appreciation through changes in interest rates, exchange rates or the general perception of the creditworthiness of issuers in certain countries.

The Fund’s composite Reference Benchmark has at all times since the Fund’s formation included a 40% weighting in non-U.S. securities. Throughout its history, the Fund has maintained a weighting in non-US securities, often exceeding the 40% Benchmark weighting and rarely falling below this allocation. Under normal circumstances, the Fund anticipates it will continue to allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by Fund management, in which case the Fund would invest at least 30%) — of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes the Fund may deviate very substantially from the allocation described above.

The Fund may invest a portion of its assets in securities related to real assets (like real estate or precious metals-related securities) such as stock, bonds or convertible bonds issued by real estate investment trusts or companies that mine precious metals.

The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles that exclusively invest in precious metals, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. The Fund may also gain exposure to commodity markets by investing in the Subsidiary. The Subsidiary invests primarily in commodity-related instruments. BlackRock is the manager of the Subsidiary. The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The Fund will limit its investments in the Subsidiary to 25% of its net assets.

The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, BlackRock, in managing the Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described in detail in the SAI. The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Board regarding the Subsidiary’s compliance with its policies and procedures. The Fund and Subsidiary test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary complies with asset segregation requirements to the same extent as the Fund.

BlackRock provides investment management and other services to the Subsidiary. BlackRock does not receive separate compensation from the Subsidiary for providing it with investment management or administrative services. However, the Fund pays BlackRock based on the Fund’s assets, including the assets invested in the Subsidiary. The Subsidiary will also enter into separate contracts for the provision of custody, transfer agency, and audit services with the same or with affiliates of the same service providers that provide those services to the Fund. The financial statements of the Subsidiary will be consolidated with the Fund’s financial statements in the Fund’s Annual and Semi-Annual Reports. The Fund’s Annual and Semi-Annual Reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated in the Fund's prospectus.

In making investment decisions, Fund management tries to identify the long term trends and changes that could benefit particular markets and/or industries relative to other markets and industries. Fund management will consider a variety of factors when selecting the markets, such as the rate of economic growth, natural resources, capital reinvestment and the social and political environment.

In deciding between equity and debt investments, Fund management looks at a number of factors, such as the relative opportunity for capital appreciation, capital recovery risk, dividend yields and the level of interest rates paid on debt securities of different maturities. Dividend yield is a common stock’s annualized dividend stream divided by the stock’s current price, which represents the stock’s current expected rate of current income.

In selecting real assets (like real estate or precious metals-related securities), Fund management identifies real assets that it believes will increase in value because of economic trends and cycles or political or other events.

In selecting stocks and other securities that are convertible into stocks, Fund management emphasizes stocks that it believes are undervalued. Fund management places particular emphasis on companies with below average price/earnings ratios or that may pay above average dividends.

Fund management will invest in “junk” bonds, corporate loans and distressed securities only when it believes that they will provide an attractive total return, relative to their risk, as compared to higher quality debt securities. Distressed securities are securities that are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition or are rated in the lowest rating categories by at least one independent rating agency (CC or lower by S&P or Fitch or Ca or lower by Moody’s), or if unrated, judged to be of comparable quality by Fund management.

Fund management will invest in distressed securities when Fund management believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that the Fund will generally achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization.

Transamerica BlackRock Large Cap Value VP: The portfolio's sub-adviser, BlackRock Investment Management, LLC (“BlackRock”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's net assets in equity securities of large cap companies. The portfolio considers a large cap company to be one which, at the time of purchase, has a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Value Index. As of December 31, 2009, the lowest market capitalization in this group was approximately $6.084 billion.

The portfolio may invest in foreign securities that are represented by American Depositary Receipts. The portfolio may invest in convertible securities, preferred stocks, illiquid securities, and U.S. government debt securities.

The portfolio will seek to outperform the Russell 1000® Value Index by investing in equity securities that BlackRock believes are selling at below normal valuations. The portfolio emphasizes value-oriented investments.

In selecting securities for the portfolio from its benchmark universe, BlackRock uses a proprietary multi-factor quantitative model. The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth. BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation.

A company’s stock price relative to its earnings and book value, among other factors, is also examined—if BlackRock believes that a company is overvalued, it will not be considered as an investment for any fund. After the initial screening is done, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations. “Fundamental analysis” is a method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an “index” portfolio. In seeking to outperform the benchmark, however, BlackRock reviews potential investments using certain criteria that are based on the securities in the relevant index. These criteria currently include the following:

• Relative price to earnings and price to book ratios

• Stability and quality of earnings

• Earnings momentum and growth

• Weighted median market capitalization of the portfolio

• Allocation among the economic sectors of the portfolio as compared to the applicable index

• Weighted individual stocks within the applicable index

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to the risk with respect to the depository institution holding the cash.

Transamerica BlackRock Tactical Allocation VP: BlackRock Financial Management, Inc. (“BlackRock”), the portfolio’s sub-adviser, seeks to achieve the portfolio’s objective by investing its assets in a combination of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

• Under normal circumstances, the portfolio’s investments in equity funds will vary between 40% and 90% of the portfolio’s net assets, with the remaining portion invested in fixed-income funds, which may include money market funds. Equity exposure increases with higher 10-year swap rates and lower implied volatility. Equity exposure decreases with lower swap rates and higher implied volatility.

• The portfolio’s target level of equity exposure is determined monthly by a proprietary tactical asset allocation model based on specified market factors, such as the 10-year swap rate and implied volatility. The model was provided to Transamerica Asset Management, Inc., the portfolio’s investment adviser, by an affiliated insurance company and is used by that company to develop and price insurance policies and variable annuity contracts. The model is run on the first business day of each month and produces the target equity allocation for the month.

• BlackRock may not vary or override the target level equity exposure regardless of their view of the market outlook. Based on the model’s target allocation, BlackRock selects among the underlying equity and fixed-income funds and rebalances the portfolio’s assets among the underlying portfolios to maintain the target weightings. BlackRock may choose to invest a portion of the portfolio’s assets in one or more underlying portfolios which they sub-advise.

• The equity funds may have fixed-income exposure and the fixed-income funds could likewise have equity exposure. Such exposures are not considered by the model and could impact the performance of the underlying portfolios and the portfolio.

• The portfolio may also invest directly in securities, including U.S. government securities, short-term commercial paper, cash and cash equivalents.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

Transamerica Clarion Global Real Estate Securities VP: Under normal circumstances, the portfolio's sub-adviser, ING Clarion Real Estate Securities, LLC (“Clarion”), will invest at least 80% of the portfolio's net assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Clarion considers issuers principally engaged in the real estate industries to be companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's portfolio will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in equity securities of real estate companies which include common stocks of large-, mid- and small-sized issuers, including real estate investment trusts (“REITs”), and convertible securities.

Clarion uses a disciplined two-step process for constructing the portfolio's portfolio. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-backed securities such as pass through certificates, real estate mortgage investment conduit (“REMIC”) certificates, and collateralized mortgage obligations (“CMOs”), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

This portfolio is non-diversified.

Transamerica Convertible Securities VP: The portfolio’s sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the portfolio’s net assets in convertible securities across the credit spectrum. Convertible securities are fixed-income securities that convert into shares of common stock of their issuer.

Convertible securities perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. TIM may also invest the portfolio’s assets in other types of securities, including common stock.

TIM may invest the portfolio’s assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may, but not need, invest in derivatives. TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio’s exposure to changing security prices or other factors that affect security values.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Diversified Equity VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), invests, under normal circumstances, at least 80% of the portfolio's net assets in domestic equity securities. TIM uses an intrinsic valuation discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term, above-average rate of return. The portfolio typically limits its holdings to fewer than 60 companies.

TIM uses a “bottom-up” approach to investing. It studies industry and economic trends, but focuses on researching individual companies. As part of TIM’s strategy, the portfolio's portfolio is constructed one company at a time. Each company passes through a rigorous research process and stands on its own merits as a viable investment in TIM’s opinion.

In projecting cash flows and determining earnings potential, TIM uses multiple factors such as:

• the quality of the management team

• the company’s ability to earn returns on capital in excess of the cost of capital

• competitive barriers to entry

• the financial condition of the company

In seeking to achieve the portfolio's goal, TIM may invest in securities issued by companies of all sizes. Generally, however, TIM will invest in the securities of companies whose market capitalization (total market value of publicly traded securities) is greater than $500 million.

Consistent with the portfolio's objectives and other policies, TIM may, but need not, invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Efficient Markets VP: The portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), seeks to achieve the portfolio’s objective by investing its assets in a combination of underlying exchange traded funds (“ETFs”) and institutional mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, it expects to allocate substantially all of its assets among the underlying portfolios to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 65% of portfolio assets in institutional mutual funds that invest primarily in equities and 35% of portfolio assets in ETFs that investment primarily in bonds. These percentages may vary. The underlying institutional mutual funds in which the portfolio may invest consist of domestic equity, international equity and value equity funds.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying portfolio based on what it considers to be prudent diversification principles. It seeks to utilize the principle of efficient markets, which assumes that market prices reflect values and information accurately and quickly, in implementing the portfolio’s strategy.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying portfolios that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

It is expected that the portfolio will hold at least four underlying ETFs and six underlying institutional mutual funds. The portfolio may invest in one or more underlying portfolios that may also invest in other funds. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolios at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio may invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Federated Market Opportunity VP: The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (“Federated”), pursues the portfolio's investment objective by investing, under normal circumstances, in domestic and foreign securities that Federated deems to be undervalued or out-of-favor, and other investments detailed in the strategy below which may include maintaining a cash position invested in traditional cash instruments. Federated can position the fund with respect to various asset classes or individual securities in a net long or a net short position.

Federated’s investment management approach may be described as contrarian in nature because the sub-adviser anticipates that it will invest in out-of-favor securities or deviate from the consensus view on markets in general, a sector, or individual securities.

The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. The portfolio generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships, or “revert to the mean.”

With regard to equity securities, Federated primarily uses the “value” style of investing and selects securities primarily utilizing a “bottom-up” approach to security analysis but also secondarily considers “top-down” analysis and sector allocation. Federated does not generally consider the composition of market indices in its selection of equity securities. Federated’s use of the “value” style of investing seeks to identify and select securities that, in Federated’s opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer’s industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company. Lastly, Federated assembles a portfolio of securities by considering sector allocations. Sectors are broad categories of companies with similar characteristics. Federated determines the sector allocation of the portfolio's portfolio primarily based upon its opinion as to which sectors are, as a whole, priced at a low market valuation when compared with other sectors, and which are currently out-of-favor. Depending on its outlook, Federated may take a short position in a particular asset class, security or other investment.

Federated uses technical analysis of the market as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

Federated may increase the portfolio's cash position if Federated is unable to find a sufficient number of attractive securities. Additionally, Federated anticipates normally keeping a portion of the portfolio's portfolio in cash in order to readily take advantage of buying opportunities, to increase current income or in an effort to preserve capital. The portfolio's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

When investing in fixed-income securities, Federated invests in asset classes within the fixed-income market that it believes offer the best relative value. When searching for asset classes within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. Such asset classes may include non-investment-grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations, as well as U.S. Treasury securities and other investment-grade securities. With regard to non-dollar denominated fixed-income securities, Federated also considers the currency appreciation potential of a given market. The fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities in order to increase or decrease its exposure to foreign interest rate and/or currency markets. Federated is not constrained by any duration or maturity range or credit quality when investing the fixed-income portion of the fund.

In addition to investing in equity and fixed-income securities, the portfolio may invest in the following in attempting to achieve its investment objective:

• derivative contracts or hybrid instruments;

• ETFs; and

• investments which give the fund exposure to the price of movement of gold, silver or other precious metals.

The portfolio may also purchase shares of ETFs in order to achieve exposure to a specific region, country, commodity or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in hybrid instruments or derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The portfolio may, for example, use derivative contracts to:

• obtain premiums from the sale of derivative contracts (e.g., write a put option on a security);

• realize gains from trading a derivative contract (e.g., buy a put option in anticipation of a decrease in an underlying security); or

• hedge against potential losses. For example, the portfolio may buy put options on stock indices or individual stocks (even if the stocks are not held by the portfolio) in an attempt to hedge against a decline in stock price.

There can be no assurance that the portfolio's use of derivative contracts or hybrid instruments will work as intended.

The fund may gain exposure to commodities by investing in hybrid instruments. For example, the fund may invest in hybrid instruments which are structured as interest-bearing notes whose amount paid at maturity is determined by the price of an underlying commodity or by the performance of a commodity index. Such commodities may include precious metals (e.g., gold, silver), industrial metals, (e.g., copper, nickel), agricultural and livestock commodities (e.g., wheat, pork), and energy related commodities (e.g., crude oil and natural gas). Finally, the fund may invest in derivatives contracts as part of its hedging strategies. For example, the fund may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which the fund may invest directly.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Focus VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio's objective by investing, under normal circumstances, primarily in domestic equity securities that, in TIM’s opinion, are trading at a material discount to intrinsic value. TIM assesses intrinsic value primarily through discounted cash flow analysis, though acquisition and comparable company valuation analyses may be used to a lesser extent. The portfolio will generally invest in domestic equity securities of any size. The portfolio may also invest up to 10% of its assets in short sale positions. The portfolio may invest up to 20% of its assets in convertible and non-convertible high-yield debt securities rated below investment grade.

TIM will use a “bottom-up” approach to investing. It studies industry and economic trends, but focuses on researching individual companies. The portfolio will be constructed one company at a time. Each company will pass through a research process and stand on its own merits as a viable investment in TIM’s opinion.

TIM’s equity management team seeks to identify U.S. companies showing:

• strong potential for shareholder value creation

• high barriers to competition

• solid free cash flow generating ability

• excellent capital allocation discipline

• experienced management aligned with shareholder interests

TIM seeks out dominant business franchises where the long-term, value-creating potential has not fully been recognized by the market.

Consistent with the portfolio's objective and other policies, the portfolio may invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

In the event TIM is unable to identify sufficient investments that meet the portfolio's criteria, the portfolio may maintain a balance in cash and cash equivalents that may range up to 40% of total assets.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

This portfolio is non-diversified.

Transamerica Foxhall Emerging Markets/Pacific Rim VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting the market during recessionary trends.

• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, at least 80% of its net assets in ETFs that provide exposure to equity, fixed-income, currency or physical commodities that are economically tied to emerging markets or the Pacific Rim. A company, instrument or product is considered economically tied to emerging markets or the Pacific Rim if it meets one or more of the following criteria:

• principal securities trading in the securities market of an emerging market or a Pacific Rim country

• significant share of their total revenue from either goods or services produced or sales made in emerging markets or a Pacific Rim country

• significant portion of their assets in emerging markets or a Pacific Rim country

• organized under the laws of, or with principal offices in, an emerging market or Pacific Rim country

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

Countries that are considered emerging markets include but are not limited to the following:

Brazil  China   South Africa

Russia   India   South Korea

Countries that are considered Pacific Rim countries include but are not limited to the following:

Taiwan   Japan   Singapore

Malaysia Hong Kong New Zealand

• If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest, directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

The portfolio will normally be invested in at least six ETFs during a long-term market uptrend from the Foxhall Emerging Markets/Pacific Rim market segment. It will generally hold fewer in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Foxhall Global Conservative VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting markets during recessionary trends.

• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, approximately 75% of its net assets in ETFs representing debt securities of various maturities and credit quality, of companies and governments worldwide, commodities, foreign or U.S. currency and money market instruments, and approximately 25% of its net assets in ETFs representing stocks in companies all over the world. These percentages may vary.

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

• If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall has established internal guidelines for the fixed-income and equity components of its allocations. The fixed-income allocation is made up of one segment (bonds), while the equity allocation is comprised of three equity segments (developed markets, emerging markets and hard assets (such as real estate, precious metals and natural resources)).

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest, directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

It is expected that the portfolio will hold approximately twenty-two ETFs during a long-term market uptrend and fewer underlying portfolios in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Foxhall Global Growth VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting the market during recessionary trends.

• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, at least 80% of its net assets in equity ETFs representing stocks in companies all over the world, commodities or foreign or U.S. currency. The portfolio will invest approximately 60% in developed markets ETFs (e.g., United States and Western Europe); 30% in emerging markets (e.g., China and India) and Pacific Rim (e.g., Australia and Japan) ETFs; and 10% in hard assets ETFs (such as real estate, precious metals and natural resources). These percentages may vary.

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

• If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest, directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

It is expected that the portfolio will hold approximately eighteen ETFs during a long-term market uptrend and fewer underlying portfolios in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Foxhall Global Hard Asset VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting the market during recessionary trends.

• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, at least 80% of its net assets in ETFs that track “hard assets.” Hard assets include precious metals, natural resources, real estate and commodities. Examples of these assets include, but are not limited to, oil, natural gas, wind energy, water resources, metals, currencies, food stuffs, agriculture equipment and services, and timber.

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

• If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”).

It is expected that the portfolio will hold at least six ETFs during a long-term market uptrend and fewer underlying portfolios in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Growth Opportunities VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), under normal circumstances, invests at least 65% of the portfolio's assets in equity securities. Equity securities include common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies.

A significant portion of the portfolio's assets may be invested in the equity securities of companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM uses a “bottom-up” approach to investing and builds the portfolio's portfolio one company at a time. TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

• strong potential for steady growth

• high barriers to competition

• experienced management incentivized along shareholder interests

It is the opinion of TIM that companies with smaller and medium-sized capitalization levels are less actively followed by security analysts, and, therefore, they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests primarily in equity securities, TIM may also, to a lesser extent, invest in debt securities in pursuit of its investment objective.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Hanlon Balanced VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s equity allocation will generally vary between 25% and 75% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs or closed-end funds, consisting of any mixture of large, medium and small-cap styles and pursuing growth or value strategies. The portfolio’s bond allocation will generally vary between 25% and 75% of its net assets (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency, commodity, real estate and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Hanlon Growth VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s equity allocation will vary between 0% and 100% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs or closed-end funds, consisting of any mixture of large, medium and small-cap styles. Under certain market conditions, up to 100% of the portfolio could be allocated to bond ETFs or closed-end funds (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency, commodity, real estate and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Hanlon Growth and Income VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s equity allocation will generally vary between 0% and 75% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs or closed-end funds, consisting of any mixture of large, medium and small-cap styles and pursuing growth or value strategies. The portfolio’s bond allocation will generally vary between 0% and 25% of its net assets, but, under certain market conditions, up to 100% of the portfolio could be allocated to bond ETFs or closed-end funds (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency, commodity, real estate and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Hanlon Managed Income VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s bond allocation will vary between 0% and 100% of its net assets (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Index 35 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”).

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 35% of portfolio assets in ETFs that invest primarily in equities and 65% of portfolio assets in ETFs that invest primarily in bonds. These percentages may vary.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time. The portfolio may also invest in institutional mutual funds.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without prior notice to investors.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Index 50 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”) and/or institutional mutual funds.

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 50% of portfolio assets in ETFs that invest primarily in equities and 50% of portfolio assets in ETFs that invest primarily in bonds. These percentages may vary.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving its investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Index 75 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”) and/or institutional mutual funds.

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 75% of portfolio assets in ETFs that invest primarily in equities and 25% of portfolio assets in ETFs that invest primarily in bonds. These percentages may vary.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable opportunity for achieving its investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Index 100 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”).

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio will normally invest 100% of its assets, excluding cash and cash equivalents, in ETFs that invest primarily in equities. The portfolio intends to achieve a mix over time of approximately 75% of portfolio assets in ETFs that invest primarily in domestic equities and 25% of portfolio assets in ETFs that invest primarily in international equities. These percentages may vary.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time. The portfolio may also invest in institutional mutual funds.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without prior notice to investors.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica International Moderate Growth VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

• Under normal circumstances, it expects to allocate its investments in underlying portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging markets countries and in fixed-income securities of issuers in international developed markets. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio’s portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio’s asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio’s asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Jennison Growth VP: The portfolio's sub-adviser, Jennison Associates LLC (“Jennison”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 65% of the portfolio's total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts, of U.S. companies with market capitalizations of at least $1 billion that Jennison considers to have above average prospects for growth. These companies are generally medium- to large-capitalization companies.

The sub-adviser uses a “bottom up” approach, researching and evaluating individual companies, to manage the portfolio's investments. Jennison looks primarily at individual company fundamentals rather than at macro-economic factors to identify individual companies with earnings growth potential that may not be recognized by the market at large.

When a sub-adviser uses a “bottom-up” approach, it looks primarily at individual companies against the context of broader market factors.

In selecting stocks for the portfolio, the sub-adviser looks for companies with the following financial characteristics:

• superior absolute and relative earnings growth

• above average revenue and earnings per share growth

• sustainable or improving profitability

• strong balance sheets

In addition, Jennison looks for companies that have actually achieved or exceeded expected earnings results and are attractively valued relative to their growth prospects. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the portfolio invests have historically been more volatile than the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”). In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 Index company tend to reinvest their earnings rather than distribute them, so the portfolio is not likely to receive significant dividend income on its investments. The sub-adviser focuses on stocks of companies that have distinct attributes such as:

• strong market position with a defensible franchise

• unique marketing competency

• strong research and development leading to superior new product flow

• capable and disciplined management

Such companies generally trade at high prices relative to their current earnings.

The portfolio may invest up to 20% of its assets in the securities of foreign issuers.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica JPMorgan Core Bond VP: The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”) seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's assets in bonds, including (without limitation):

• U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities

• Medium- to high-quality corporate bonds

• Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations (“CMOs”)

• Asset-backed securities

• Commercial Mortgage Backed Securities (“CMBS”)

Generally, such bonds will have intermediate to long maturities.

To a lesser extent it may invest in:

• U.S. dollar-denominated foreign bonds

• Short-term securities, including agency discount notes, commercial paper and money market funds

The portfolio may invest in bonds and other debt securities that are rated in the lowest investment grade category. The portfolio's average weighted maturity will ordinarily range between four and 12 years, although the portfolio may shorten its average weighted maturity if deemed appropriate for temporary defensive purposes. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in the portfolio calculated so as to come most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of the portfolio's sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the portfolio's portfolio. Therefore, in the case of the portfolio, which may hold mortgage-backed securities, its average weighted maturity is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the portfolio given certain prepayment assumptions.

JPMorgan analyzes four major factors in managing and constructing the portfolio's portfolio: duration, market sector, maturity concentrations and individual securities. JPMorgan looks for market sectors and individual securities that it believes will perform well over time. JPMorgan is value oriented and selects individuals securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the portfolio can invest. The portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The portfolio may use derivatives as a substitute for various investments, to alter the investments characteristics of the portfolio, for risk management and/or to increase income or gain to the portfolio.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market economic, or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica JPMorgan Enhanced Index VP: The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of large- and medium-capitalization U.S. companies. The portfolio may invest in foreign companies included in the S&P 500 Index. Industry by industry, the portfolio’s weightings are generally similar to those of the S&P 500 Index. The portfolio normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500 Index.

Within each industry, the portfolio’s sub-adviser may modestly overweight stocks that it views as undervalued or fairly valued while modestly underweighting or not holding stocks that it views as overvalued. The sub-adviser employs a three-step process in valuing stocks:

• Research — The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company’s real growth potential.

• Valuation — The research findings allow the sub-adviser to rank the companies in each industry group according to their relative value. The greater a company’s estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team’s findings.

• Stock Selection — The portfolio’s sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:

• High potential reward compared to potential risk

• Temporary mispricings caused by market overreactions

The portfolio normally invests primarily in common stocks. During ordinary market conditions, the portfolio’s sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments including:

• U.S. government securities

• Bankers’ acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank

• Commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations

• Repurchase agreements

• Short-term bonds and notes with remaining maturities of 13 months or less

The portfolio may, but not need, invest in derivatives.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica JPMorgan Mid Cap Value VP: The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of net assets in common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued.

The portfolio will normally only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.

JPMorgan may use derivatives to hedge various market risks or to increase the portfolio's income. The portfolio may also invest in master limited partnerships, although their use will not be a principal investment strategy. The portfolio may invest up to 15% of its net assets in real estate investment trusts (“REITs”).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica MFS International Equity VP: The portfolio's sub-adviser, MFS® Investment Management (“MFS”), seeks to achieve the portfolio's objective (capital growth) by investing, under normal circumstances, at least 80% of the portfolio's net assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries.

The portfolio normally invests primarily in equity securities of foreign companies, including emerging market equity securities. The portfolio may invest a relatively large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the portfolio, the sub-adviser is not constrained to any particular investment style. MFS may invest the portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. MFS may invest the portfolio's assets in companies of any size.

MFS may use derivatives for any investment purpose, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the portfolio, or as alternatives to direct investments.

MFS uses a “bottom-up” investment approach to buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate these and other factors may also be considered.

The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

MFS may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Money Market VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio's objective by investing the portfolio's assets in the following high quality, short-term U.S. dollar-denominated money market instruments:

• short-term corporate obligations, including commercial paper, notes and bonds

• obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

• obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

• repurchase agreements involving any of the securities mentioned above

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. Each security, at the time of purchase by the portfolio, has been determined by the sub-adviser to present minimal credit risk.

As a money market portfolio, the portfolio tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification and maturity of its investments. The portfolio invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The portfolio maintains a dollar-weighted average portfolio maturity of 60 days or less. If, after purchase, the credit rating on a security held by the portfolio is downgraded or the credit quality deteriorates, or if the maturity on a security is extended, the portfolio's sub-adviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Morgan Stanley Active International Allocation VP: The portfolio’s sub-adviser is Morgan Stanley Investment Management Inc. (“MSIM”). Under normal circumstances, the portfolio invests primarily, in accordance with country and sector weightings determined by its sub-adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

MSIM utilizes a “top-down” approach that emphasizes country and sector selection and weighting rather than individual stock selection. MSIM seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) dynamics/fundamental change; and (iii) market momentum/technicals.

When a sub-adviser uses a “top-down” approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.

MSIM analyzes both the global economic environment and the economies of countries throughout the world, focusing mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia & Far East Index (the “MSCI EAFE Index”). These countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.

MSIM views each country and sector as a unique investment opportunity and evaluates factors such as valuation, growth, inflation, interest rates, corporate earnings growth, liquidity and risk characteristics, investor sentiment and economic and currency outlook. MSIM — on an ongoing basis — establishes the proportion or weighting for each country and sector (e.g., overweight, underweight or neutral) relative to the MSCI EAFE Index for investment by the portfolio. The sub-adviser invests the portfolio’s assets among the countries and/or sectors based on their assigned weighting. Within each country and/or sector, MSIM will invest in “baskets” of common stocks and other equity securities in an effort to match the performance of that country and/or sector. The portfolio may invest in emerging markets or developing countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging markets or developing countries. MSIM generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The portfolio may invest up to 10% of its net assets in foreign real estate companies, which are similar to entities organized and operated as real estate investment trusts (“REITs”) in the United States. Investing in foreign real estate companies makes the portfolio susceptible to the risks associated with the ownership of real estate and with the real estate industry in general, as well as risks that relate specifically to the way foreign real estate companies are organized and operated. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, foreign real estate companies, like U.S. REITs and mutual funds, have expenses, including management and administration fees that are paid by their shareholders. As a result, shareholders will absorb their proportional share of duplicate levels of fees when the portfolio invests in foreign real estate companies.

MSIM may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Morgan Stanley Mid-Cap Growth VP: Under normal circumstances, the portfolio will invest at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap® Growth Index. The portfolio's sub-adviser is Van Kampen Asset Management (“VKAM”). VKAM seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. VKAM typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. VKAM generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small-and large-sized companies, as well as preferred stocks, convertible securities, rights and warrants, and debt securities.

VKAM also may utilize derivative instruments, including options on securities, futures contracts and options thereon and various currency transactions in several different ways, depending upon the status of the portfolio's investment portfolio and

VKAM’s expectations concerning the securities market. Derivative instruments used by the portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

VKAM may invest up to 25% of the portfolio's assets in securities of foreign companies, including emerging market securities, primarily through ownership of depositary receipts. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may also invest up to 10% of its assets in real estate investment trusts (“REITs”).

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested in the instruments described above except that at least a small portion of portfolio assets generally will be held as cash, repurchase agreements, or cash equivalents to honor redemption requests and for other short-term needs.

To the extent that portfolio assets are invested in cash equivalents, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to “equitize” the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Multi Managed Large Cap Core VP: The portfolio’s sub-adviser is Morgan Stanley Investment Management Inc. (“MSIM”). Under normal circumstances, at least 80% of the portfolio’s assets will be invested in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that MSIM believes have strong free cash flow and earnings growth potential or are undervalued. MSIM emphasizes individual security selection.

MSIM may invest up to 10% of the portfolio’s assets in securities of issuers economically tied to emerging markets countries. An issuer generally will be deemed to be economically tied to a country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. Derivative instruments used by the portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The portfolio may invest up to 10% of its total assets in real estate investment trusts (“REITs”).

The portfolio may invest up to 25% of its total assets in securities of foreign issuers, including emerging markets securities, primarily through ownership of depositary receipts.

The portfolio spans both growth and value styles of investing, and is managed by two separate groups at MSIM, a growth team and a value team. Both inflows and outflows will be allocated equally between the two investment styles. In addition, MSIM will rebalance monthly to maintain an equal allocation between the two investment styles. These allocations are non-discretionary.

Growth — The growth team seeks capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets.

The manager seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The manager typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

Value — The value team emphasizes a value style of investing seeking well-established, undervalued companies believed by MSIM to possess the potential for capital growth and income. Portfolio securities are typically sold when MSIM’s assessments of the capital growth and income potential of such securities materially change.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica PIMCO Total Return VP: The portfolio's sub-adviser, Pacific Investment Management Company LLC (“PIMCO”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 65% of the portfolio's net assets in fixed-income securities of varying maturities.

The average duration of this portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Index, which as of December 31, 2009, was 4.57 years.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, Fitch, or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of the portfolio's total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging markets countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets. The portfolio may also invest up to 10% of its total assets in preferred stocks.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage-or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica ProFund UltraBear VP: The portfolio invests in derivatives that ProFund Advisors LLC (“ProFund Advisors”), the portfolio’s sub-adviser, believes should have similar daily return characteristics as twice (200%) the inverse (opposite) of the daily return of the Standard & Poor’s 500 Composite Stock Index (the “S&P 500 Index”). The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 500 U.S. operating companies and REITs selected by the S&P U.S. Index Committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis. As of September 30, 2009, the S&P 500 Index included companies with capitalizations between $1.1 billion and $329.7 billion. The average capitalization of the companies comprising the S&P 500 Index was approximately $19.6 billion. The S&P 500 Index is published under the Bloomberg ticket symbol “SPX.” Assets of the portfolio not invested in derivatives will typically be held in money market instruments.

Derivatives - The portfolio invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The portfolio invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the S&P 500 Index. Derivatives include:

• Futures Contracts - Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

• Swap Agreements - Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Money Market Instruments - The portfolio invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the portfolio should hold to approximate the performance of its benchmark. The portfolio may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the portfolio in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the portfolio. The portfolio seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the portfolio will seek to position its portfolio so that its exposure to its benchmark is consistent with the portfolio’s investment objective. The impact of the S&P 500 Index’s movements during the day will affect whether the portfolio’s portfolio needs to be re-positioned. For example, if the S&P 500 Index has risen on a given day, net assets of the portfolio should fall, meaning that the portfolio’s exposure will need to be decreased. Conversely, if the S&P 500 Index has fallen on a given day, net assets of the portfolio should rise, meaning the portfolio’s exposure will need to be increased.

The portfolio will concentrate its investment in a particular industry or group of industries to approximately the same extent as the S&P 500 Index is so concentrated.

The portfolio is non-diversified.

Transamerica Small/Mid Cap Value VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's net assets in small- and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion at the time of purchase.

The portfolio generally will invest in small and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM’s security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation, and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company’s products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

The portfolio may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica T. Rowe Price Small Cap VP: The portfolio’s sub-adviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of its net assets in small-cap growth companies.

Small-cap companies are currently defined by the sub-adviser as companies whose market capitalization falls within the range of companies in the Morgan Stanley Capital International U.S. Small Cap Growth Index (“MSCI U.S. Small Cap Growth Index”), which was approximately $42.28 million to $5.52 billion as of December 31, 2009, but the limits will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio’s initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range.

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not, under normal circumstances, constitute more than 50% of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

When a sub-adviser uses a “bottom-up” approach, it looks primarily at individual companies against the context of broader market factors.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a “bottom-up” manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/ earnings or price/book value ratios, for example) and projected earnings and sales growth, valuation, capital usage, and earnings quality. T. Rowe Price also considers portfolio risk characteristics in the process of portfolio construction.

While the portfolio normally invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets) or exchange traded funds in pursuit of its investment objective. The portfolio may, but not need, invest in derivatives, including stock index futures and options.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Third Avenue Value VP: The portfolio's sub-adviser, Third Avenue Management LLC (“Third Avenue”), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio's assets in common stocks of U.S. and non-U.S. issuers.

Third Avenue employs an opportunistic, “bottom-up” research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value.

The portfolio invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the portfolio's investment strategies and restrictions.

Third Avenue seeks to invest the portfolio's assets in attractive equity investments, which generally exhibit four essential characteristics:

• Strong Finances — the issuing company has a strong financial position, as evidenced by high-quality assets and a relative absence of significant liabilities.

• Competent Management — the company’s management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

• Understandable Business — comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

• Discount to Private Market Value — the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in high-yield/high-risk fixed-income securities and other types of debt securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

The portfolio is a non-diversified portfolio.

Transamerica U.S. Government Securities VP: The portfolio’s sub-adviser, Transamerica Investment Management, LLC (“TIM”), invests, under normal circumstances, at least 80% of the portfolio’s assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. These securities include:

• U.S. Treasury obligations

• Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities. Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise.

• Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

• Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

• Investment grade corporate bonds

• Short-term corporate debt securities

• Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

• High yield debt securities (up to 20% of the portfolio’s total assets) so long as they are consistent with the portfolio’s objective (The weighted average maturity of such obligations will generally range from two to ten years.)

• High quality money-market securities

• Debt securities (up to 20% of the portfolio’s total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

• U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio’s total assets)

• Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the creditworthiness of issuers and the rates of interest offered by various issuers.

The portfolio’s sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio’s interest rate exposure, as well as to hedge the portfolio’s investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica WMC Diversified Growth VP: The portfolio invests, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria.

The portfolio’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. Fundamental analysis involves the assessment of a company’s business environment, market share, management, global expansion plans, balance sheet, income statement, anticipated earnings, revenues, and other related measures of value.

Wellington Management continually monitors every company in the portfolio’s portfolio for fundamental attractiveness. The portfolio typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica WMC Diversified Growth II VP: The portfolio invests, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria.

The portfolio’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. Fundamental analysis involves the assessment of a company’s business environment, market share, management, global expansion plans, balance sheet, income statement, anticipated earnings, revenues, and other related measures of value.

Wellington Management continually monitors every company in the portfolio’s portfolio for fundamental attractiveness. The portfolio typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

More On The Risks Of Investing In The Portfolios

Principal Investment Risks: The following provides additional information regarding the risks of investing in the portfolios as described at the front of the prospectus.

Active Investor: A significant portion of assets invested in the portfolio come from professional money managers and investors who use the portfolio as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the portfolio may have a negative impact on the portfolio’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the portfolio’s expense ratio may vary from current estimates or the historical ratio disclosed in this prospectus.

Active Trading: Certain portfolios are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

Asset Allocation: The sub-adviser allocates a portfolio's assets among various underlying portfolios. These allocations may be unsuccessful in maximizing a portfolio's return and/or avoiding investment losses.

Bank Obligations: If a portfolio concentrates in U.S. bank obligations, a portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks’ profitability.

Cash Management and Defensive Investing: Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

Commodities: Because a portfolio may invest in instruments whose performance is linked to the price of an underlying commodity or commodity index, a portfolio may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

Concentration: A portfolio will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the portfolio. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the portfolio will be more susceptible to the risks associated with that industry than a portfolio that does not concentrate its investments.

Convertible Securities: Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

Correlation and Compounding: A number of factors may affect the portfolio’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the portfolio will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the portfolio from achieving its investment objective. The risk of the portfolio not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the portfolio has a single day investment objective, the portfolio’s performance for periods greater than one day is likely to be either greater than or less than the inverse of the index performance times the stated multiple in the portfolio objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases.

Counterparty: The portfolio will be subject to the credit risk(that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the portfolio or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the portfolio may decline.

Country, Sector or Industry Focus: To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if a portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

Credit: If an obligor for a security held by the portfolio or a counterparty to a financial contract with the portfolio fails to pay, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the portfolio could decline. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the portfolio invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. The portfolio is subject to greater levels of credit risk to the extent it invests in junk bonds. These securities have a higher risk of issuer default and are considered speculative. The portfolio may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

Currency: When a portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, a portfolio's investments in foreign currency denominated securities may reduce the returns of a portfolio.

Currency Hedging: A portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another may remove a portfolio's opportunity to profit from the original currency and involves a risk of increased losses for a portfolio if the sub-adviser’s projection of future exchange rates is inaccurate.

Defensive Investing: Short-term debt securities held by a portfolio for defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If a portfolio holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. In that case, the portfolio would not earn income on the cash and the portfolio's yield would go down. If a significant amount of the portfolio's assets are used for defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

Derivatives: The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. A portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of a portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on a portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by a portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of a portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. A portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. A portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

Early Close/Late Close/Trading Halt: An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the portfolio being unable to buy or sell certain securities or derivatives. In such circumstances, the portfolio may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Emerging Markets: Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

Equity and Market: The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the portfolio to decrease.

Equity Securities: Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Exchange Traded Funds (“ETFs”): ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. ETFs typically seek to track an index, a commodity or a basket of assets like an index fund, but trade like a stock on an exchange. An investment in an ETF generally presents the same primary risks as an investment in a conventional portfolio (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) an active trading market for an ETF’s share may not develop or be maintained; or (iii) trading of an ETF’s share may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Fixed-Income Securities: The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

• market risk: fluctuations in market value

• interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

• prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing a portfolio to reinvest in lower yielding securities

• extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

• default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. A portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If a portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, a portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by a portfolio, or if an issuer of such a security has difficulty meeting its obligations, a portfolio may become the holder of a restructured security or of underlying assets. In that case, a portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Focused Investing: To the extent a portfolio invests in a limited number of issuers, its performance may be more volatile than portfolios that hold a greater variety of securities.

Foreign Securities: Investments in foreign securities, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

• different accounting and reporting practices

• less information available to the public

• less (or different) regulation of securities markets

• more complex business negotiations

• less liquidity

• more fluctuations in prices

• delays in settling foreign securities transactions

• higher costs for holding shares (custodial fees)

• higher transaction costs

• vulnerability to seizure and taxes

• political or financial instability and small markets

• different market trading days

Geographic: Because a portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, a portfolio's performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically-diversified funds.

Growth Stocks: Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

Hard Assets: A portfolio is subject to risks associated with investing indirectly in hard assets, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. A portfolio's indirect investments in hard assets may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies.

High-Yield Debt Securities: High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

Hybrid Instruments: Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, commodities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose a portfolio to leverage risks or carry liquidity risks.

Increase in Expenses: Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

Interest Rate: Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security tends to fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Inflation protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Interest Rate (Transamerica Money Market VP): The interest rates on short-term obligations held in a fund’s portfolio will vary, rising or falling with short-term interest rates generally. A portfolio's yield will tend to lag behind general changes in interest rates.

The ability of a portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

Inverse Correlation: Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

Investing Aggressively: The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

• Rights, options and futures contracts may not be exercised and may expire worthless.

• Warrants and rights may be less liquid than stocks.

• Use of futures and other derivatives may make a portfolio more volatile.

Investment Companies: To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds (“ETFs”), it bears its pro rata share of these investment companies’ expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

Leveraging: When a portfolio engages in transactions that have a leveraging effect on it, the value of the portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of a portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than a portfolio would otherwise have. A portfolio may take on leveraging risk by, among other things, engaging in derivative, when-issued, delayed-delivery, forward commitment or forward roll transactions or reverse repurchase agreements. Engaging in such transactions may cause a portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Liquidity: Liquidity risk exists when particular investments are difficult to sell. Although most of a portfolio's securities must be liquid at the time of investment, securities may become illiquid after purchase by a portfolio, particularly during periods of market turmoil. When a portfolio holds illiquid investments, a portfolio may be harder to value, especially in changing markets, and if a portfolio is forced to sell these investments to meet redemptions or for other cash needs, a portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain securities, a portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

Loans: A portfolio may invest in certain commercial loans, including loans generally known as “syndicated bank loans,” by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet a portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution’s interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect a portfolio.

Market: The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The fund may experience a substantial or complete loss on any individual security.

Medium-Sized Companies: Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Mid Cap Securities: The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Money Market Funds: An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.

Mortgage-Related Securities: Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.

Non-Diversification: Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because a portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

Portfolio Selection: The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, quality, relative yield, value or market trends affecting a particular security, industry or sector, or about interest rates, is incorrect.

Portfolio Turnover: A portfolio may engage in a significant number of short-term transactions, which may adversely affect a portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for a portfolio. A portfolio ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income when distributed to shareholders.

Preferred Stock: Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company’s common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.

Prepayment or Call: Borrowers may pay back principal before the scheduled due date. Borrowers may find it advantageous to prepay principal due to a decline in interest rates or an excess in cash flow. Such prepayments may require the portfolio to replace a corporate loan, corporate debt security or other investment with a lower yielding security. This may adversely affect the portfolio's net asset value.

Real Estate Investment Trusts (“REITS”): Equity REITs can be affected by any changes in the value of the properties owned. A REIT’s performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

Real Estate Securities: Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks may include, without limitation:

• declining real estate value

• risks relating to general and local economic conditions

• over-building

• increased competition for assets in local and regional markets

• increases in property taxes

• increases in operating expenses or interest rates

• change in neighborhood value or the appeal of properties to tenants

• insufficient levels of occupancy

• inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

Redemption (Transamerica Money Market VP): The portfolio may experience periods of heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the portfolio could have an adverse impact on the remaining shareholders in the portfolio. In addition, the portfolio may suspend redemptions when permitted by applicable regulations.

Repurchase Agreements: Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. If the other party to a repurchase agreement defaults on its obligation, a portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, a portfolio could lose money.

Rule 144A Securities: “Rule 144A” securities are securities that are not registered for sale to the public and thus are considered “restricted.” They may only be resold to certain qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by a portfolio could adversely affect the marketability of such security and a portfolio might be unable to dispose of such security promptly or at reasonable prices.

Short Sales: A short sale may be effected by selling a security that a portfolio does not own. In order to deliver the security to the purchaser, a portfolio borrows the security, typically from a broker-dealer or an institutional investor. A portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, a portfolio would incur a loss; conversely, if the price declines, a portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. A portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if a portfolio held only long positions. A portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected “against the box” if, at all times when the short position is open, a portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that a portfolio were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, a portfolio would forego the potential realization of the increased value of the shares sold short.

Smaller Companies: Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Small- or Medium-Sized Companies: Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Sovereign Debt: Sovereign debt instruments, which are debt obligations issued or guaranteed by a foreign governmental entity, are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on debt that it has issued or guaranteed, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, relationships with other lenders such as commercial banks, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or it may ask for forgiveness of interest or principal on its existing debt. On the other hand, a governmental entity may be unwilling to renegotiate the terms of its sovereign debt. There may be no established legal process for a U.S. bondholder (such as the fund) to enforce its rights against a governmental entity that does not fulfill its obligations, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Stocks: Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks a fund holds fluctuate in price, the value of your investment in a portfolio will go up and down.

Tactical Asset Allocation: The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using asset management styles, including those based on fundamental analysis or strategic asset allocation. The sub-adviser’s evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that under perform other securities.

The management process might also result in the portfolio having exposure to asset classes, countries or regions, or industries or groups of industries that underperform other management styles. In addition, the portfolio’s risk profile with respect to particular asset classes, countries and regions, and industries may change at any time based on the sub-adviser’s allocation decisions.

Tax: In order to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code, the portfolio must meet certain requirements regarding, among other things, the source of its income. Any income the portfolio derives from investments in certain hard asset ETFs, such as commodity ETFs, must be limited to a maximum of 10% of the fund’s gross income. If the portfolio fails to qualify as a RIC, the portfolio will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the portfolio's earnings and profits. If the portfolio were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the portfolio would be subject to the risks of diminished returns.

Underlying Funds or Portfolios: Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Funds” section of the fund’s prospectus identifies certain risks of each underlying portfolio.

U.S. Government Agency Obligations: Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.

Valuation: Many factors may influence the price at which the portfolio could sell any particular portfolio investment. The sales price may well differ--higher or lower--from the portfolio's last valuation, and such differences could be significant, particularly for illiquid securities, securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the portfolio may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the portfolio had not fair-valued the security or had used a different valuation methodology.

Value Investing: The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. A portfolio may underperform other equity funds that use different investing styles. A portfolio may also underperform other equity funds using the value style.

Warrants and Rights: Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

Yield (Transamerica Money Market VP): The amount of income paid to you by the portfolio will go up or down depending on day-to-day variations in short-term interest rates. When interest rates are very low, the portfolio's expenses could absorb all or a significant portion of the portfolio's income. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the portfolio's yield.

Zero Coupon Bonds – Zero coupon bonds pay no interest during the life of the obligation but trade at prices below their stated maturity value. Although these securities lock in a rate of return to maturity, they may be subject to greater fluctuations in market value than securities that pay interest periodically.

Please note that there are other factors that could adversely affect your investment in a portfolio and that could prevent the portfolio from achieving its investment objective. More information about risks appears in the Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

SHAREHOLDER INFORMATION

Investment Adviser

Transamerica Series Trust's Board of Trustees is responsible for overseeing the management and business affairs of Transamerica Series Trust (“TST”). It oversees the operation of TST by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of TST is contained in the Statement of Additional Information (“SAI”).

Transamerica Asset Management, Inc. (“TAM”), located at 570 Carillon Parkway, St. Petersburg, FL 33716, serves as investment adviser for TST. The investment adviser hires investment sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each portfolio's sub-adviser. The investment adviser also monitors the sub-advisers’ buying and selling of portfolio securities and administration of the portfolios. For these services, TAM is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

AEGON USA Investment Management, LLC and Transamerica Investment Management, LLC are affiliates of TAM and TST.

Information contained in this prospectus may apply to portfolios of TST not offered in your policy or contract.

The portfolios may rely on an Order from the SEC (Release IC- 23379 dated August 5, 1998) that permits Transamerica Series Trust and its investment adviser, TAM, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on subadvisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

Advisory Fees

TAM receives compensation from each portfolio, calculated daily and paid monthly, based on an annual percentage of each portfolio's average daily net assets.

Advisory Fees Paid in 2009

For the fiscal year ended December 31, 2009, each portfolio paid the following advisory fee as a percentage of the portfolio's average daily net assets:

Name of Portfolio	Percentage
Transamerica AEGON High Yield Bond VP1	0.71%
Transamerica Asset Allocation – Conservative VP	0.10%
Transamerica Asset Allocation – Growth VP	0.10%
Transamerica Asset Allocation – Moderate VP	0.10%
Transamerica Asset Allocation – Moderate Growth VP	0.10%
Transamerica Balanced VP2	0.80%
Transamerica BlackRock Global Allocation VP3	0.00%
Transamerica BlackRock Large Cap Value VP4	0.78%
Transamerica BlackRock Tactical Allocation VP	0.10%
Transamerica Clarion Global Real Estate Securities VP	0.79%
Transamerica Convertible Securities VP	0.75%
Transamerica Diversified Equity VP5	0.75%

Name of Portfolio	Percentage
Transamerica Efficient Markets VP	0.42%
Transamerica Federated Market Opportunity VP	0.75%
Transamerica Focus VP	0.80%
Transamerica Foxhall Emerging Markets/Pacific Rim VP	0.90%
Transamerica Foxhall Global Conservative VP	0.90%
Transamerica Foxhall Global Growth VP	0.90%
Transamerica Foxhall Global Hard Asset VP	0.90%
Transamerica Growth Opportunities VP	0.80%
Transamerica Hanlon Balanced VP	0.90%
Transamerica Hanlon Growth VP	0.90%
Transamerica Hanlon Growth and Income VP	0.90%
Transamerica Hanlon Managed Income VP	0.90%
Transamerica Index 35 VP	0.32%
Transamerica Index 50 VP	0.31%
Transamerica Index 75 VP	0.30%
Transamerica Index 100 VP	0.32%
Transamerica International Moderate Growth VP	0.10%
Transamerica Jennison Growth VP6	0.79%
Transamerica JPMorgan Core Bond VP	0.45%
Transamerica JPMorgan Enhanced Index VP	0.74%
Transamerica JPMorgan Mid Cap Value VP	0.83%
Transamerica MFS International Equity VP7	0.91%
Transamerica Money Market VP	0.35%
Transamerica Morgan Stanley Active International Allocation VP	0.85%
Transamerica Morgan Stanley Mid-Cap Growth VP	0.80%
Transamerica Multi Managed Large Cap Core VP	0.75%
Transamerica PIMCO Total Return VP	0.63%
Transamerica ProFund UltraBear VP	0.85%
Transamerica Small/Mid Cap Value VP	0.80%
Transamerica T. Rowe Price Small Cap VP	0.75%
Transamerica Third Avenue Value VP	0.80%
Transamerica U.S. Government Securities VP	0.55%
Transamerica WMC Diversified Growth VP	0.72%
Transamerica WMC Diversified Growth II VP	0.30%

1 Effective November 20, 2009, the advisory fee for the portfolio is 0.64% of the first $750 million of average daily net assets; and 0.60% of average daily net assets in excess of $750 million. Prior to November 20, 2009, the advisory fee for the portfolio was 0.715% of the first $250 million of average daily net assets; 0.71% of average daily net assets over $250 million up to $750 million; 0.68% of average daily net assets over $750 million up to $1 billion; and 0.67% of average daily net assets in excess of $1 billion.

2 Effective April 30, 2010, the advisory fee for the portfolio is 0.75% of the first $500 million of average daily net assets; 0.65% of average daily net assets over $500 million up to $1 billion; and 0.60% of average daily net assets in excess of $1 billion. Prior to that time, the advisory fee for the portfolio was 0.80% of the first $250 million of average daily net assets; 0.75% of average daily net assets over $250 million up to $500 million; 0.70% of average daily net assets over $500 million up to $1.5 billion; and 0.625% of average daily net assets in excess of $1.5 billion.

3 TAM currently waives its investment advisory fee.

4 Effective November 20, 2009, the advisory fee for the portfolio is 0.80% of the first $250 million of average daily net assets; 0.775% of average daily net assets over $250 million up to $750 million; 0.75% of average daily net assets over $750 million up to $1 billion; 0.65% of average daily net assets over $1 billion up to $2 billion; and 0.625% of average daily net assets in excess of $2 billion. Prior to November 20, 2009, the advisory fee for the portfolio was 0.80% of the first $250 million of average daily net assets; 0.775% of average daily net assets over $250 million up to $750 million; and 0.75% of average daily net assets in excess of $750 million.

5 Effective April 30, 2010, the advisory fee for the portfolio is 0.73% of the first $500 million of average daily net assets; 0.70% of average daily net assets over $500 million up to $2.5 billion; and 0.65% of average daily net assets in excess of $2.5 billion. Prior to that time, the advisory fee for the portfolio was 0.75% of the first $500 million of average daily net assets; 0.725% of average daily net assets over $500 million up to $1.5 billion; and 0.70% of average daily net assets in excess of $1.5 billion.

6 Effective April 30, 2010, the advisory fee for the portfolio is 0.80% of the first $250 million of average daily net assets; 0.75% of average daily net assets over $250 million up to $500 million; 0.70% of average daily net assets over $500 million up to $1 billion; and 0.60% of average daily net assets in excess of $1 billion. Prior to that time, the advisory fee for the portfolio was 0.80% of the first $250 million of average daily net assets; 0.775% of average daily net assets over $250 million up to $500 million; 0.70% of average daily net assets over $500 million up to $1 billion; 0.675% of average daily net assets over $1 billion up to $1.5 billion; and 0.65% of average daily net assets in excess of $1.5 billion.

7 Effective August 1, 2009, the advisory fee for the portfolio is 0.90% of the first $250 million of average daily net assets; 0.875% of average daily net assets over $250 million up to $500 million; 0.85% of average daily net assets over $500 million up to $1 billion; and 0.80% of average daily net assets in excess of $1 billion. Prior to August 1, 2009, the advisory fee for the portfolio was 0.925% of the first $250 million of average daily net assets; 0.90% of average daily net assets over $250 million up to $500 million; 0.85% of average daily net assets over $500 million up to $1 billion; and 0.80% of average daily net assets in excess of $1 billion.

A discussion regarding the Board of Trustees’ approval of the advisory arrangements for Transamerica AEGON High Yield Bond VP, Transamerica Focus VP, Transamerica Foxhall Emerging Markets/Pacific Rim VP, Transamerica Foxhall Global Conservative VP, Transamerica Foxhall Global Growth VP, Transamerica Foxhall Global Hard Asset VP, Transamerica Index 35 VP, and Transamerica Index 100 VP is available in each portfolio's annual report for the fiscal year ended December 31, 2009. A discussion regarding the Board of Trustees’ approval for each of the other portfolios, except Transamerica Diversified Equity VP, Transamerica Efficient Markets VP, Transamerica WMC Diversified Growth VP and Transamerica WMC Diversified Growth II VP, is available in each portfolio’s semi-annual report for the fiscal period ended June 30, 2009. A discussion regarding the Board of Trustees’ approval for those portfolios will be available in each portfolio’s semi-annual report for the fiscal period ending June 30, 2010.

Portfolio Construction Manager

Morningstar Associates, LLC (“Morningstar”), 22 West Washington Street, Chicago, IL 60602, is the portfolio construction manager for the portfolios listed below.

Transamerica Asset Allocation – Conservative VP

Transamerica Asset Allocation – Growth VP

Transamerica Asset Allocation – Moderate Growth VP

Transamerica Asset Allocation – Moderate VP

Transamerica International Moderate Growth VP

Pursuant to an Asset Allocation Management Agreement between TAM and Morningstar, the portfolio construction manager will make the portfolios’ investment decisions, determine what portion of each asset allocation portfolio should be in the underlying portfolios and what portion, if any, should be held in U.S. Government securities, short-term commercial paper or other assets such as cash.

Portfolio Construction Manager Compensation

For the fiscal year ended December 31, 2009, the portfolio construction manager received the following fees as a percentage of a portfolio’s average daily net assets:

Transamerica Asset Allocation – Conservative VP 0.10%

Transamerica Asset Allocation – Growth VP 0.10%

Transamerica Asset Allocation – Moderate Growth VP 0.10%

Transamerica Asset Allocation – Moderate VP 0.10%

Transamerica International Moderate Growth VP 0.10%

Portfolio Construction Team

Each of the above listed portfolios are managed by a portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. The SAI provides additional information about the portfolio construction team’s compensation, other accounts managed by the portfolio construction team, and the portfolio construction team’s ownership in each portfolio.

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jon Hale, CFA/2006	Co-Portfolio Manager	Morningstar	Senior Consultant
Maciej Kowara, CFA/2006	Co-Portfolio Manager	Morningstar	Research & Development Consultant
Jeff McConnell, CFA/2006	Co-Portfolio Manager	Morningstar	Senior Consultant
Michael Stout, CFA/2006	Co-Portfolio Manager	Morningstar	Senior Consultant

Sub-Advisers

The name and address of the sub-advisers are listed below. Pursuant to Investment Sub-advisory Agreements between TAM and each sub-adviser on behalf of the respective portfolios, each sub-adviser shall make investment decisions, buy and sell securities for the portfolios, conduct research that leads to these purchase and sale decisions, and pay broker-dealers a commission for these trades (which can include payments for research and brokerage services).

The sub-advisers listed below receive compensation, calculated daily and paid monthly, from TAM. For the fiscal year ended December 31, 2009, the sub-advisers received the following sub-advisory fees as a percentage of a portfolio's average daily net assets:

Portfolio	Sub-Advisory Fee	Name and Address of Sub-Adviser
Transamerica AEGON High Yield Bond VP1 Transamerica Efficient Markets VP Transamerica Index 35 VP Transamerica Index 50 VP Transamerica Index 75 VP Transamerica Index 100 VP	0.25% 0.12% 0.12% 0.11% 0.10% 0.12%	AEGON USA Investment Management, LLC (“AUIM”) 4333 Edgewood Road NE Cedar Rapids, IA 52499
Transamerica BlackRock Tactical Allocation VP	0.10%	BlackRock Financial Management, Inc. (“BlackRock”) 55 East 52nd Street New York, NY 10055
Transamerica BlackRock Large Cap Value VP2	0.32%	BlackRock Investment Management, LLC (“BlackRock”) 800 Scudders Mill Road Plainsboro, NJ 08536
Transamerica Clarion Global Real Estate Securities VP	0.39%	ING Clarion Real Estate Securities, LLC (“Clarion”) 201 King of Prussia Road Suite 600 Radnor, PA 19087
Transamerica Federated Market Opportunity VP	0.28%	Federated Equity Management Company of Pennsylvania (“Federated”) 1001 Liberty Avenue Pittsburgh, PA 15222
Transamerica Foxhall Emerging Markets/Pacific Rim VP Transamerica Foxhall Global Conservative VP Transamerica Foxhall Global Growth VP Transamerica Foxhall Global Hard Asset VP	0.45% 0.45% 0.45% 0.45%	Foxhall Capital Management, Inc. (“Foxhall”) 35 Old Tavern Road 2nd Floor Orange, CT 06477
Transamerica Hanlon Balanced VP Transamerica Hanlon Growth VP Transamerica Hanlon Growth and Income VP Transamerica Hanlon Managed Income VP	0.45% 0.45% 0.45% 0.45%	Hanlon Investment Management, Inc. (“Hanlon”) 3393 Bargaintown Road, Suite 200 Egg Harbor Township, NJ 08234
Transamerica Jennison Growth VP	0.35%	Jennison Associates LLC (“Jennison”) 466 Lexington Avenue New York, NY 10017
Transamerica JPMorgan Core Bond VP Transamerica JPMorgan Enhanced Index VP Transamerica JPMorgan Mid Cap Value VP	0.20% 0.30% 0.40%	J.P. Morgan Investment Management Inc. (“JPMorgan”) 245 Park Avenue New York, NY 10167
Transamerica MFS International Equity VP3	0.45%	MFS® Investment Management (“MFS”) 500 Boylston Street Boston, MA 02116

Portfolio	Sub-Advisory Fee	Name and Address of Sub-Adviser
Transamerica Morgan Stanley Active International Allocation VP Transamerica Multi Managed Large Cap Core VP	0.45% 0.30%	Morgan Stanley Investment Management Inc. (“MSIM”) 522 Fifth Avenue New York, NY 10036
Transamerica Morgan Stanley Mid-Cap Growth VP	0.40%	Van Kampen Asset Management (“VKAM”) 522 Fifth Avenue New York, NY 10036
Transamerica PIMCO Total Return VP4	0.25%	Pacific Investment Management Company LLC (“PIMCO”) 840 Newport Center Drive Newport Beach, CA 92660
Transamerica ProFund UltraBear VP	0.40%	ProFund Advisors LLC 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814
Transamerica Third Avenue Value VP	0.40%	Third Avenue Management LLC (“Third Avenue”) 622 Third Avenue 32nd Floor New York, NY 10017

Transamerica Balanced VP

Transamerica Convertible Securities VP

Transamerica Diversified Equity VP5

Transamerica Focus VP

Transamerica Growth Opportunities VP

Transamerica Money Market VP

Transamerica Small/Mid Cap Value VP

Transamerica U.S. Government

Securities VP

	0.35% 0.35% 0.31% 0.41% 0.37% 0.15% 0.38% 0.15%	Transamerica Investment Management, LLC (“TIM”) 11111 Santa Monica Boulevard Suite 820 Los Angeles, CA 90025
Transamerica T. Rowe Price Small Cap VP	0.35%	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202
Transamerica WMC Diversified Growth VP6 Transamerica WMC Diversified Growth II VP7	0.31% 0.30%	Wellington Management Company, LLP (“Wellington Management”) 75 State Street Boston, MA 02109

1 Includes fees paid to the portfolio’s previous sub-adviser. Effective November 20, 2009, the sub-advisory fee for the portfolio was 0.28% of the first $400 million of average daily net assets; 0.25% of average daily net assets over $400 million up to $750 million; and 0.20% of average daily net assets in excess of $750 million. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica AEGON High Yield Bond, a series of Transamerica Funds, also managed by the sub-adviser. Prior to November 20, 2009, the sub-advisory fee for the portfolio was 0.315% of the first $250 million of average daily net assets; 0.30% of average daily net assets over $250 million up to $750 million; 0.27% of average daily net assets over $750 million up to $1 billion; and 0.25% of average daily net assets in excess of $1 billion.

2 Effective November 20, 2009, the sub-advisory fee for the portfolio is 0.35% of the first $250 million of average daily net assets; 0.325% of average daily net assets over $250 million up to $750 million; 0.30% of average daily net assets over $750 million up to $1 billion; and 0.25% of average daily net assets in excess of $1 billion. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica BlackRock Large Cap Value, a series of Transamerica Funds, also managed by the sub-adviser. Prior to November 20, 2009, the sub-advisory fee for the portfolio was 0.35% of the first $250 million of average daily net assets; 0.325% of average daily net assets over $250 million up to $750 million; and 0.30% of average daily net in excess of $750 million.

3 Effective August 1, 2009, the sub-advisory fee for the portfolio is 0.45% of the first $250 million of average daily net assets; 0.425% of average daily net assets over $250 million up to $500 million; 0.40% of average daily net assets over $500 million up to $1 billion; and 0.375% of average daily net assets in excess of $1 billion. Prior to August 1, 2009, the sub-advisory fee for the portfolio was 0.475% of the first $500 million of average daily net assets; 0.45% of average daily net assets over $500 million up to $1 billion; and 0.40% of average daily net assets in excess of $1 billion.

4 Effective July 1, 2009, the sub-advisory fee for the portfolio is 0.25% of the first $1 billion of average daily net assets; and 0.225% of average daily net assets over $1 billion, only when PIMCO sub-advised assets exceed $3 billion on an aggregate basis. For the purpose of determining the $3 billion aggregate assets, the average daily net assets will be determined on a combined basis with Transamerica PIMCO Total Return VP, Transamerica PIMCO Total Return, and Transamerica PIMCO Real Return TIPS. If aggregate assets exceed $3 billion, then the calculation of sub-advisory fees will be based on the combined average daily net assets of Transamerica PIMCO Total Return VP and Transamerica PIMCO Total Return. Prior to July 1, 2009, the sub-advisory fee for the portfolio was 0.25% of average daily net assets.

5 Fees were paid to the portfolio’s previous sub-adviser. Effective May 1, 2010, the sub-advisory fee for the portfolio is 0.35% of the first $500 million of average daily net assets; 0.30% of average daily net assets over $500 million up to $2.5 billion; and 0.25% of average daily net in excess of $2.5 billion, less 50% of any amount reimbursed pursuant to the portfolio’s expense limitation. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Diversified Equity, a series of Transamerica Funds, also managed by the sub-adviser. Prior to May 1, 2010, the co-sub-advisory fee for the portfolio was 0.31% of the first $500 million of average daily net assets; 0.275% of average daily net assets over $500 million up to $1.5 billion; and 0.28% of average daily net in excess of $1.5 billion. A portion of the sub-advisory fee was paid to a prior co-manager based on their portion of managed assets as follows: 0.40% of the first $500 million of average daily net assets; 0.375% of average daily net assets over $500 million up to $1.5 billion; and 0.35% of average daily net assets in excess of $1.5 billion.

6  Fees were paid to the portfolio’s previous sub-adviser. Effective April 9, 2010, the sub-advisory fee for the portfolio is 0.28% of the first $2 billion of average daily net assets; 0.25% of average daily net assets over $2 billion up to $5 billion; and 0.225% of average daily net assets in excess $5 billion. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica WMC Diversified Growth, Transamerica WMC Diversified Growth VP, Transamerica WMC Diversified Growth II VP and the portion of the assets of the Transamerica Partners Large Growth Portfolio that are sub-advised by Wellington Management. Prior to April 9, 2010, the sub-advisory fee for the portfolio was 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion.

7 Fees were paid to the portfolio’s previous sub-adviser. Effective April 9, 2010, the sub-advisory fee for the portfolio is 0.28% of the first $2 billion of average daily net assets; 0.25% of average daily net assets over $2 billion up to $5 billion; and 0.225% of average daily net assets in excess $5 billion. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica WMC Diversified Growth, Transamerica WMC Diversified Growth VP, Transamerica WMC Diversified Growth II VP and the portion of the assets of the Transamerica Partners Large Growth Portfolio that are sub-advised by Wellington Management. Prior to April 9, 2010, the sub-advisory fee for the portfolio was 0.30% of the portfolio’s average daily net assets.

Portfolio Manager(s)

The following portfolios are managed by portfolio manager(s). The SAI provides additional information about the portfolio manager(s)’ compensation, other accounts managed by the portfolio manager(s), and the portfolio manager(s)’ ownership in each portfolio.

Transamerica AEGON High Yield Bond VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Bradley J. Beman, CFA, CPA/2009	Portfolio Manager	AUIM	Senior Vice President, Director – High Yield
Kevin Bakker, CFA/2009	Portfolio Manager	AUIM	High Yield Portfolio Manager
Benjamin D. Miller, CFA/2009	Portfolio Manager	AUIM	High Yield Portfolio Manager

Transamerica Balanced VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Kirk J. Kim/2008	Portfolio Manager (Lead-Equity)	TIM	Principal, Deputy Chief Investment Officer, Portfolio Manager
John D. Lawrence, CFA/2009	Portfolio Manager (Co-Equity)	TIM	Principal, Portfolio Manager
Gary U. Rollé, CFA/1994	Portfolio Manager (Co-Equity)*	TIM	Principal, Managing Director, Chief Executive Officer, Chief Investment Officer
Greg D. Haendel, CFA/2008	Portfolio Manager (Lead-Fixed)	TIM	Principal, Portfolio Manager
Derek S. Brown, CFA/2008	Portfolio Manager (Co-Fixed)	TIM	Principal, Director of Fixed Income, Portfolio Manager
Brian W. Westhoff, CFA/2008	Portfolio Manager (Co-Fixed)	TIM	Principal, Portfolio Manager

* Mr. Rollé will be a co-portfolio manager through June 30, 2010. In July he will no longer have official portfolio management responsibilities, but he will continue in the capacity of advisory consultant until the end of 2010.

Transamerica BlackRock Global Allocation VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Dennis Stattman/2009	Senior Portfolio Manager	BlackRock	Managing Director
Dan Chamby/2009	Associate Portfolio Manager	BlackRock	Managing Director
Romualdo Roldan/2009	Associate Portfolio Manager	BlackRock	Managing Director

Transamerica BlackRock Large Cap Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Robert C. Doll, Jr., CFA/2004	Senior Portfolio Manager	BlackRock	Vice Chairman, Chief Equity Strategist
Daniel Hanson, CFA/2008	Associate Portfolio Manager	BlackRock	Managing Director

Transamerica BlackRock Tactical Allocation VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Phil Green/2009	Managing Director	BlackRock	Lead Portfolio Manager, Portfolio Co-Manager
Michael Huebsch/2009	Managing Director	BlackRock	Lead Portfolio Manager

Transamerica Clarion Global Real Estate Securities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Steven D. Burton, CFA/2002	Portfolio Manager	Clarion	Managing Director
T. Ritson Ferguson, CFA/2002	Portfolio Manager	Clarion	Chief Investment Officer
Joseph P. Smith, CFA/2002	Portfolio Manager	Clarion	Managing Director

Transamerica Convertible Securities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Kirk J. Kim/2002	Portfolio Manager (Lead)	TIM	Principal, Deputy Chief Investment Officer, Portfolio Manager
Peter O. Lopez/2002	Portfolio Manager (Co)	TIM	Principal, President, Director of Research, Portfolio Manager

Transamerica Diversified Equity VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Edward S. Han/2010	Portfolio Manager (Lead)	TIM	Principal, Portfolio Manager
Gary U. Rollé, CFA/2009	Portfolio Manager (Co)*	TIM	Principal, Managing Director, Chief Executive Officer, Chief Investment Officer
Peter O. Lopez/2009	Portfolio Manager (Co)	TIM	Principal, President, Director of Research, Portfolio Manager

* Mr. Rollé will be a co-portfolio manager through June 30, 2010. In July he will no longer have official portfolio management responsibilities, but he will continue in the capacity of advisory consultant until the end of 2010.

Transamerica Efficient Markets VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2008	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Federated Market Opportunity VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Steven J. Lehman, CFA/1994	Senior Portfolio Manager	Federated	Vice President and Senior Vice President
Dana L. Meissner, CFA/2009	Portfolio Manager	Federated	Vice President and Senior Investment Analyst

Transamerica Focus VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Edward S. Han/2009	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager
Kirk J. Kim/2009	Portfolio Manager (Co)	TIM	Principal, Deputy Chief Investment Officer, Portfolio Manager
Joshua D. Shaskan, CFA/2009	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager

Transamerica Foxhall Emerging Markets/Pacific Rim VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Foxhall Global Conservative VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Foxhall Global Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Foxhall Global Hard Asset VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Growth Opportunities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Edward S. Han/2005	Portfolio Manager (Lead)	TIM	Principal, Portfolio Manager
John J. Huber, CFA/2005	Portfolio Manager (Lead)	TIM	Principal, Director of Equity

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Process and Risk Management, Portfolio Manager

Transamerica Hanlon Balanced VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Hanlon Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Hanlon Growth and Income VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Hanlon Managed Income VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Index 35 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2009	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Index 50 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2008	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Index 75 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2008	Portfolio Manager	AUIM	Senior Vice President and

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Senior Portfolio Manager

Transamerica Index 100 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2009	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Jennison Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Michael A. Del Balso/2009	Portfolio Manager	Jennison	Managing Director and Director of Research for Growth Equity
Kathleen A. McCarragher/2000	Portfolio Manager	Jennison	Managing Director and Head of Growth Equity
Spiros “Sig” Segalas/2009	Portfolio Manager	Jennison	Director, President and Chief Investment Officer

Transamerica JPMorgan Core Bond VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Douglas S. Swanson/2007	Portfolio Manager	JPMorgan	Managing Director and Portfolio Manager

Transamerica JPMorgan Enhanced Index VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Terance Chen/1997	Vice President	JPMorgan	Portfolio Manager
Raffaele Zingone/1997	Portfolio Manager	JPMorgan	Portfolio Manager

Transamerica JPMorgan Mid Cap Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jonathan K.L. Simon/2004	Portfolio Manager	JPMorgan	Portfolio Manager and Chief Investment Officer (US Value)
Lawrence Playford, CFA/2004	Portfolio Manager	JPMorgan	Vice President and Research Analyst
Gloria Fu, CFA/2006	Portfolio Manager	JPMorgan	Vice President and Research Analyst

Transamerica MFS International Equity VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Daniel Ling/2009	Portfolio Manager	MFS	Investment Officer, Investment Manager, Lion Capital Management, Singapore

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Marcus L. Smith/2006	Portfolio Manager	MFS	Investment Officer

Transamerica Morgan Stanley Active International Allocation VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Ann D. Thivierge/2002	Portfolio Manager	MSIM	Managing Director

Transamerica Morgan Stanley Mid-Cap Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Dennis P. Lynch/2002	Lead Portfolio Manager	VKAM	Managing Director
David S. Cohen/2002	Portfolio Manager	VKAM	Managing Director
Sam G. Chainani/2004	Portfolio Manager	VKAM	Managing Director
Alexander T. Norton/2005	Portfolio Manager	VKAM	Executive Director
Jason C. Yeung/2007	Portfolio Manager	VKAM	Executive Director
Armistead B. Nash/2008	Portfolio Manager	VKAM	Executive Director

Transamerica Multi Managed Large Cap Core VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Dennis P. Lynch/2002	Lead Portfolio Manager	MSIM	Managing Director
David S. Cohen/2002	Portfolio Manager	MSIM	Managing Director
Sam G. Chainani/2004	Portfolio Manager	MSIM	Managing Director
Alexander T. Norton/2005	Portfolio Manager	MSIM	Executive Director
Jason C. Yeung/2007	Portfolio Manager	MSIM	Executive Director
Armistead B. Nash/2008	Portfolio Manager	MSIM	Executive Director
Kevin Holt/2004	Co-Lead Portfolio Manager	MSIM	Managing Director
Jason Leder/2004	Co-Lead Portfolio Manager	MSIM	Managing Director
Devin Armstrong/2007	Portfolio Manager	MSIM	Executive Director
James Warwick/2007	Portfolio Manager	MSIM	Executive Director

Transamerica PIMCO Total Return VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Chris P. Dialynas/2008	Portfolio Manager	PIMCO	Managing Director

Transamerica ProFund UltraBear VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Todd B. Johnson/2009	Lead Portfolio Manager	ProFund Advisors	Chief Investment Officer
Howard S.Rubin/2009	Portfolio Manager	ProFund Advisors	Director, Portfolio Manager
Robert M. Parker/2009	Portfolio Manager	ProFund Advisors	Senior Portfolio Manager

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Transamerica Small/Mid Cap Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeffrey J. Hoo, CFA/2008	Portfolio Manager (Lead)	TIM	Principal, Portfolio Manager
Joshua D. Shaskan, CFA/2008	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager
Thomas E. Larkin, III/2008	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager, Senior Securities Analyst

Transamerica T. Rowe Price Small Cap VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sudhir Nanda, CFA/2006	Portfolio Manager	T. Rowe Price	Vice President and Portfolio Chairman

Transamerica Third Avenue Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Curtis R. Jensen/1998	Co-Portfolio Manager	Third Avenue	Co-Chief Investment Officer
Yang Lie/2008	Co-Portfolio Manager	Third Avenue	Director of Research
Kathleen K. Crawford/2007	Assistant Portfolio Manager	Third Avenue	Research Analyst

Transamerica U.S. Government Securities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Derek S. Brown, CFA/2005	Portfolio Manager (Lead)	TIM	Principal, Director of Fixed Income, Portfolio Manager
Greg D. Haendel, CFA/2003	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager

Transamerica WMC Diversified Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul E. Marrkand, CFA/2010	Portfolio Manager	Wellington Management	Senior Vice President and Equity Portfolio Manager

Transamerica WMC Diversified Growth II VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul E. Marrkand, CFA/2010	Portfolio Manager	Wellington Management	Senior Vice President and Equity Portfolio Manager

Disclosure of Portfolio Holdings: A detailed description of the portfolios' policies and procedures with respect to the disclosure of the portfolios' securities is available in the SAI. The portfolios publish all holdings on the website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

Prior Performance for Similar Accounts

Wellington Management - Transamerica WMC Diversified Growth VP and Transamerica WMC Diversified Growth II VP (the “WMC Portfolios”). The performance information shown below represents a composite of the prior performance of certain discretionary accounts (the “Other Accounts”) managed by Wellington Management with substantially similar investment objectives, policies and strategies as the WMC Portfolios. Wellington Management has prepared the historical performance shown for the composite in compliance with the Global Investment Performance Standards. This methodology differs from the guidelines of the Securities and Exchange Commission for calculating performance of mutual funds.

The WMC Portfolios’ actual performance may vary significantly from the past performance of the composite. Differences in asset size and cash flows may result in different security selections, differences in relative weightings of securities or differences in prices paid for particular portfolio holdings. In addition, the Other Accounts were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite.

The composite performance presented below is shown on both a gross and net basis. The net performance results have been adjusted to reflect the operating expenses of Initial and Service Class shares of Transamerica WMC Diversified Growth VP.

The composite performance is not that of the WMC Portfolios, should not be interpreted as indicative of the WMC Portfolios’ future performance, and should not be considered a substitute for the WMC Portfolios’ performance.

Year-by-Year Total Return as of 12/31 each year (%)

The composite performance in the bar chart below is shown on a gross basis and net of the operating expenses of Transamerica WMC Diversified Growth VP Initial Class shares.

The composite performance in the bar chart below is shown on a gross basis and net of the operating expenses of Transamerica WMC Diversified Growth VP Service Class shares.

Average Annual Total Returns for the period ended 12/31/09

	1 year	5 years	10 years
Wellington Management Diversified Growth Composite (gross of expenses)	38.91%	4.34%	1.13%
Wellington Management Diversified Growth Composite (net of expenses of Transamerica WMC Diversified Growth VP Initial Class shares)	37.84%	3.52%	0.34%
Wellington Management Diversified Growth Composite (net of expenses of Transamerica WMC Diversified Growth VP Service Class shares)	37.51%	3.26%	0.09%
Russell 1000® Growth Index	37.21%	1.63%	-3.99%

OTHER INFORMATION

Share Classes

TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2011. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

Purchase and Redemption of Shares

Shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York and Monumental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (“NAV”) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust’s distributor (or other agent) of a purchase order or receipt of a redemption request.

Valuation of Shares

The NAV of all portfolios is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Purchase orders for shares of the TST asset allocation portfolios that are received in good order and accepted before the close of business on the NYSE receive the NAV determined as of the close of the NYSE that day. For direct purchases, corresponding orders for shares of the underlying constituent portfolios are priced on the same day that orders for shares of the asset allocation portfolios are received and accepted. For purchases of shares of the TST asset allocation portfolios through the National Securities Clearing Corporation (“NSCC”), orders for shares of the underlying constituent portfolios will be placed after the receipt and acceptance of the settled purchase order for shares of the asset allocation portfolios.

How NAV Is Calculated

The NAV of each portfolio (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios’ securities for the purposes of determining the portfolios’ NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that the portfolio uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end portfolios (other than ETF shares) are generally valued at the net asset value per share reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the portfolios’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV per share.

Market Timing/Excessive Trading

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. As money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares may disrupt portfolio management, hurt portfolio performance and drive portfolio expenses higher. For example, a portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.

Transamerica Series Trust’s Board of Trustees has approved policies and procedures that are designed to discourage market timing or excessive trading which include limitations on the number of transactions in portfolio shares. If you intend to engage in such practices, we request that you do not purchase shares of any of the portfolios. Each portfolio reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the portfolio reasonably believes to be in connection with market timing or excessive trading.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios’ policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a “contract owner”) or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and excessive short-term trading, the portfolios cannot always recognize or detect such trading. The Trust’s distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries’ ability to deter such activity may be limited by operational and information systems. Due to the risk that the portfolios and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an asset allocation portfolio in furtherance of a portfolio’s objective are not considered to be market timing or disruptive trading.

Investment Policy Changes

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name will provide its shareholders with at least 60 days’ prior written notice before making changes to such policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.

Unless expressly designated as fundamental, all policies and procedures of the portfolios, including their investment objectives, may be changed at any time by the Board of Trustees without shareholder approval. The investment strategies employed by a portfolio may also be changed without shareholder approval.

To the extent authorized by law, Transamerica Series Trust and each of the portfolios reserve the right to discontinue offering shares at any time, to merge or liquidate a class of shares or to cease operations entirely.

Asset Allocation Funds

The asset allocation portfolios, Transamerica Asset Allocation – Conservative VP, Transamerica Asset Allocation – Growth VP, Transamerica Asset Allocation – Moderate Growth VP, Transamerica Asset Allocation – Moderate VP and Transamerica International Moderate Growth VP, as well as Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Multi-Manager International Portfolio and Transamerica Multi-Manager Alternative Strategies Portfolio, each separate series of Transamerica Funds, may own a significant portion of the shares of a TST portfolio. Transactions by the asset allocation portfolios may be disruptive to the management of an underlying portfolio.

Dividends and Distributions

Each portfolio intends to distribute annually substantially all of its net investment income, if any. Dividends of Transamerica Money Market VP are declared daily and distributed monthly. Capital gain distributions are typically declared and distributed annually, if any. Dividends and distributions are paid on the business day following the ex-dividend date, and will be reinvested in additional shares unless you elect to take your dividends in cash. Distributions of short-term capital gains are included as distributions of net investment income.

Taxes

Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify for each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). As a regulated investment company, a portfolio generally will not be subject to federal income tax on the taxable income that it distributes. Taxable income consists generally of net investment income and any capital gains. It is each portfolio’s intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance policies and annuity contracts. Certain separate accounts are required to meet diversification requirements under Section 817(h) of the Code and the regulations thereunder in order for insurance policies and annuity contracts funded by those separate accounts to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and is owned only by separate accounts and certain other qualified investors (including the asset allocation portfolios offered in this prospectus if they are owned only by separate accounts and certain other qualified investors), the separate accounts invested in that portfolio will be allowed to look through to the portfolio’s investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirements under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the insurance policies and annuity contracts invested in that portfolio could become currently taxable to the owners of the policies and contracts, and income for prior periods with respect to the policies and contracts could also be taxable in the year in which that failure occurs.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see “Federal Income Tax Considerations” included in the respective prospectuses for the policies and contracts.

Distribution and Service Plans

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (“TCI”), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class and up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2011. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

Other Distribution and Service Arrangements

The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York and Monumental Life Insurance Company (together, the “Transamerica Insurance Companies”), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of Western Reserve and is affiliated with the other Transamerica Insurance Companies, and TAM’s business profits (from managing the portfolios) may directly benefit Western Reserve and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios’ shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies, TCI, and/or other portfolio sub-advisers, directly or through TCI, out of their past profits and other available sources, provide cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries as a means to promote the distribution and wholesaling of variable contracts (and thus, indirectly, the portfolios’ shares). In certain cases, these payments may be significant. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial and may be substantial to any given recipient. Revenue sharing arrangements are separately negotiated. Revenue sharing is not an expense of the portfolios, is not reflected in the fees and expenses sections of this prospectus and does not change the price paid by investors for the purchase of a portfolio’s shares or the amount received by an investor as proceeds from the redemption of portfolio shares. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit TAM, TCI and their affiliates to the extent the payments result in more assets being invested in the portfolios on which fees are being charged.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentives for the insurers and other financial intermediaries to make the TST portfolios’ shares available to current or prospective variable contract owners to the detriment of other potential investment options.

LIST AND DESCRIPTION OF CERTAIN UNDERLYING PORTFOLIOS

This section lists and describes the underlying portfolios in which some or all of the asset allocation portfolios may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Further information about certain underlying portfolios of TST and certain underlying funds of Transamerica Funds is contained in those underlying funds’/portfolios’ prospectuses, available at www.transamericafunds.com.

TST UNDERLYING PORTFOLIOS:

Fund Name	Transamerica Asset Allocation – Conservative VP	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica AEGON High Yield Bond VP	X		X	X
Transamerica Balanced VP	X	X	X	X
Transamerica BlackRock Large Cap Value VP	X	X	X	X		X
Transamerica Clarion Global Real Estate Securities VP	X	X	X	X	X
Transamerica Convertible Securities VP	X	X	X	X		X
Transamerica Diversified Equity VP	X	X	X	X		X
Transamerica Federated Market Opportunity VP	X	X	X	X	X
Transamerica Focus VP	X	X	X	X
Transamerica Growth Opportunities VP	X	X	X	X		X
Transamerica Jennison Growth VP	X	X	X	X		X
Transamerica JPMorgan Core Bond VP	X		X	X	X	X
Transamerica JPMorgan Enhanced Index VP	X	X	X	X		X

Fund Name	Transamerica Asset Allocation – Conservative VP	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica JPMorgan Mid Cap Value VP	X	X	X	X		X
Transamerica MFS International Equity VP						X
Transamerica Money Market VP	X	X	X	X	X	X
Transamerica Morgan Stanley Active International Allocation VP	X	X	X	X	X
Transamerica Morgan Stanley Mid-Cap Growth VP						X
Transamerica Multi Managed Large Cap Core VP	X	X	X	X
Transamerica PIMCO Total Return VP	X		X	X	X	X
Transamerica Small/Mid Cap Value VP	X	X	X	X
Transamerica T. Rowe Price Small Cap VP	X	X	X	X
Transamerica Third Avenue Value VP						X
Transamerica U.S. Government Securities VP	X		X	X	X	X
Transamerica WMC Diversified Growth VP	X	X	X	X		X

• Transamerica AEGON High Yield Bond VP seeks a high level of current income by investing in high-yield debt securities. The portfolio invests at least 80% of its net assets in a portfolio of high-yield/high-risk bonds (commonly known as “junk bonds”). These junk bonds are high risk debt securities rated in medium or lower categories. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; credit; fixed-income securities; high-yield debt securities; increase in expenses; liquidity; market; portfolio selection; and valuation.
• Transamerica Balanced VP seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; credit; currency; derivatives; fixed-income securities; foreign securities; growth stocks; high-yield debt securities; increase in expenses; liquidity; market; mortgage-related securities; portfolio selection; small- or medium-sized companies; stocks; and valuation.

• Transamerica BlackRock Large Cap Value VP seeks long-term capital growth by investing primarily in equity securities of large cap companies. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies that, at the time of purchase, have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Value Index. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; fixed-income securities; foreign securities; increase in expenses; liquidity; market; portfolio selection; preferred stock; stocks; value investing; and U.S. government agency obligations.

• Transamerica Clarion Global Real Estate Securities VP seeks long-term total return from investments primarily in equity securities of real estate companies. The portfolio’s portfolio will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; fixed-income securities; foreign securities; increase in expenses; market; mortgage-related securities; non-diversification; portfolio selection; portfolio turnover; real estate securities; REITs; small- or medium-sized companies; and stocks.

• Transamerica Convertible Securities VP seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. The principal risks of investing in this underlying portfolio are: active trading; cash management and defensive investing; convertible securities; currency; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; portfolio selection; repurchase agreements; and stocks.

• Transamerica Diversified Equity VP seeks to maximize capital appreciation by investing at least 80% of its assets in equity securities. The portfolio’s sub-adviser uses a “bottom-up” approach to investing, and constructs the portfolio one company at a time. The portfolio may invest in securities of all sizes; generally, however, the portfolio invests in securities of companies whose market capitalization is greater than $500 million. The portfolio may also invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; focused investing; foreign securities; growth stocks; increase in expenses; market; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica Federated Market Opportunity VP seeks absolute (positive) returns with low correlation to the U.S. equity market by investing, under normal conditions, in domestic and foreign securities that the fund’s sub-adviser deems to be undervalued or out-of-favor. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; commodities; convertible securities; country, sector or industry focus; currency; currency hedging; derivatives; emerging markets; exchange-traded funds; fixed-income securities; foreign securities; high-yield debt securities; hybrid instruments; increase in expenses; investment companies; leveraging; liquidity; market; portfolio selection; portfolio turnover; REITs; short sales; stocks; tax; and value investing.

• Transamerica Focus VP seeks to maximize long-term growth by investing primarily in domestic equity securities that, in the portfolio’s sub-adviser’s opinion, are trading at a material discount to intrinsic value. The portfolio will generally invest in domestic equity securities of any size. The portfolio may also invest up to  10% of its assets in short sale positions. The portfolio may invest up to 20% of its assets in convertible and non-convertible high-yield, debt securities rated below investment grade. The portfolio’s sub-adviser uses a “bottom-up” approach to investing, and constructs the portfolio’s portfolio one company at a time. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; derivatives; fixed-income securities; focused investing; foreign securities; high-yield debt securities; increase in expenses; market; non-diversification; portfolio selection; short sales; small- or medium-sized companies; stocks; and value investing.

• Transamerica Growth Opportunities VP seeks to maximize long-term growth by generally investing at least 65% of the portfolio’s assets in a portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; derivatives; fixed-income securities; foreign securities; growth stocks; increase in expenses; market; portfolio selection; preferred stock; small- or medium-sized companies; stocks; and warrants and rights.

• Transamerica Jennison Growth VP seeks long-term growth of capital by investing at least 65% of its total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts of U.S. companies with market capitalizations of at least $1 billion that the sub-adviser believes have above-average prospects for growth. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; foreign securities; growth stocks; increase in expenses; market; medium-sized companies; portfolio selection; preferred stock; stocks; and warrants and rights.

• Transamerica JPMorgan Core Bond VP seeks total return, consisting of current income and capital appreciation by investing at least 80% of its assets in U.S. government securities, medium- to high-quality corporate bonds, mortgage-backed securities and asset-backed securities and commercial mortgage-backed securities. The principal risks of investing in this underlying portfolio are: asset-backed securities; cash management and defensive investing; credit; currency; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; mortgage-related securities; portfolio selection; and valuation.

• Transamerica JPMorgan Enhanced Index VP seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Index. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; fixed-income securities; foreign securities; growth stocks; increase in expenses; market; medium-sized companies; portfolio selection; repurchase agreements; stocks; U.S. government agency obligations; and value investing.

• Transamerica JPMorgan Mid Cap Value VP seeks growth from capital appreciation by investing at least 80% of net assets, under normal conditions, in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the fund’s sub-adviser believes to be undervalued. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; derivatives; foreign securities; increase in expenses; market; medium-sized companies; portfolio selection; preferred stock; REITs, stocks; and value investing.

• Transamerica MFS International Equity VP seeks capital growth by investing primarily in equity securities of foreign companies, including emerging markets securities. Under normal market conditions, at least 80% of the portfolio’s net assets are invested in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, potentially including emerging markets. The portfolio may invest a relatively large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. The portfolio may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying portfolio are: active trading; cash management and defensive investing; convertible securities; currency; derivatives; emerging markets; foreign securities; geographic; growth stocks; increase in expenses; leveraging; liquidity; market; portfolio selection; preferred stock; small- or medium-sized companies; stocks; and value investing.

• Transamerica Money Market VP seeks to obtain maximum current income from money market securities consistent with liquidity and preservation of principal by investing substantially all of the portfolio’s assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: bank obligations; credit; fixed-income securities; foreign securities; increase in expenses; interest rate; market; redemption; repurchase agreements; U.S. government agency obligations; and yield.

• Transamerica Morgan Stanley Active International Allocation VP seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; emerging markets; foreign securities; increase in expenses; liquidity; market; portfolio selection; real estate securities; REITs; and stocks.

• Transamerica Morgan Stanley Mid-Cap Growth VP seeks capital appreciation by investing, under normal circumstances, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The portfolio may also invest in common stocks and other equity securities of small-and large- cap companies, as well as preferred stocks, convertible securities, rights and warrants and debt securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; investing aggressively; market; portfolio selection; preferred stock; REITs; small- or medium-sized companies; stocks; and warrants and rights.

• Transamerica Multi Managed Large Cap Core VP seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio’s assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: currency; derivatives; emerging markets; foreign securities; growth stocks; market; REITs; stocks; and value investing.

• Transamerica PIMCO Total Return VP seeks maximum total return consistent with preservation of capital and prudent investment management by investing principally in fixed-income securities of varying maturities. The fund may invest its assets in derivative instruments. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; credit; currency; currency hedging; derivatives, emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; leveraging; liquidity; market; mortgage-related securities; portfolio selection; preferred stock; prepayment or call; repurchase agreements; Rule 144A securities; sovereign debt; stocks; U.S. government agency obligations; and valuation.

• Transamerica Small/Mid Cap Value VP seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; emerging markets; foreign securities; increase in expenses; market; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica T. Rowe Price Small Cap VP seeks long-term growth of capital by investing primarily in common stocks of small growth companies. This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute more than 50% of assets. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; exchange-traded funds; foreign securities; growth stocks; liquidity; market; portfolio selection; smaller companies; and stocks.

• Transamerica U.S. Government Securities VP seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; country sector or industry focus; derivatives; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; market; mortgage-related securities; portfolio selection; U.S. government agency obligations; and zero coupon bonds.

• Transamerica WMC Diversified Growth VP seeks to maximize long-term growth by investing, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth- oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria. Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; fixed-income securities; focused investing; foreign securities; growth stocks; increase in expenses; market; portfolio selection; small-or medium sized companies; and stocks.

The portfolios may invest their assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolios may do so without limit. Although the underlying portfolios will do this only in seeking to avoid losses, the underlying portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolios have any uninvested cash, the portfolios would also be subject to risk with respect to the depository institution holding the cash.

TRANSAMERICA UNDERLYING FUNDS:

Fund Name	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Conservative VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica AllianceBernstein International Value	X	X	X	X	X	X
Transamerica BlackRock Global Allocation	X	X	X	X	X	X
Transamerica BlackRock Natural Resources	X
Transamerica BNY Mellon Market Neutral Strategy	X
Transamerica First Quadrant Global Macro	X
Transamerica Flexible Income		X	X	X	X	X
Transamerica Jennison Growth	X	X	X	X
Transamerica JPMorgan International Bond		X	X	X	X	X
Transamerica Loomis Sayles Bond		X	X	X	X	X
Transamerica MFS International Equity	X	X	X	X	X
Transamerica Neuberger Berman International	X	X	X	X	X	X
Transamerica Oppenheimer Developing Markets	X	X	X	X	X
Transamerica Oppenheimer Small- & Mid-Cap Value	X	X	X	X
Transamerica PIMCO Real Return TIPS		X	X	X	X	X
Transamerica Schroders International Small Cap	X	X	X	X	X
Transamerica Short-Term Bond		X	X	X	X	X
Transamerica Third Avenue Value	X	X	X	X
Transamerica Thornburg International Value	X	X	X	X	X	X
Transamerica UBS Large Cap Value	X	X	X	X		X
Transamerica Van Kampen Emerging Markets Debt		X	X	X

Fund Name	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Conservative VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica Van Kampen Mid-Cap Growth	X	X	X	X	X
Transamerica Van Kampen Small Company Growth	X	X	X	X
Transamerica WMC Emerging Markets	X	X	X	X	X

• Transamerica AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from a variety of industries and developed countries. The fund primarily invests in issuers that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The principal risks of investing in this underlying fund are: convertible securities; currency; currency hedging; defensive investing; derivatives; foreign securities; increase in expenses; leveraging; liquidity; market; portfolio selection; repurchase agreements; securities lending; short sales; stocks; value investing; and warrants and rights.

• Transamerica BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: commodities; convertible securities; credit; currency; currency hedging; defensive investing; derivatives; distressed securities; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; liquidity; loans; market; portfolio selection; precious metals-related securities; preferred stock; prepayment or call; real estate securities; securities lending; short sales; small- or medium-sized companies; sovereign debt; stocks; tax; and warrants and rights.

• Transamerica BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders’ capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its net assets in equity securities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The principal risks of investing in this underlying fund are: defensive investing; derivatives; emerging markets; equity securities; foreign securities; increase in expenses; market and selection; mid-cap securities; natural resource-related securities; non-diversification; portfolio selection; precious metals-related securities; sector; and tax.

• Transamerica BNY Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market-neutral strategy and investing, under normal circumstances, at least 80% of the fund’s assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: currency; defensive investing; derivatives; foreign securities; increase in expenses; leveraging; market; portfolio selection; portfolio turnover; short sales; small- or medium-sized companies; and stocks.

• Transamerica First Quadrant Global Macro seeks to achieve total return from investments in the global equity, fixed-income, and currency markets, independent of market direction. The fund seeks to generate returns through risk-controlled exposure, long and short, to global equity, fixed-income, and currency markets through a wide range of derivative instruments and direct investments. The fund typically will make extensive use of derivative instruments, including futures contracts on global equity and fixed-income securities and security indices, options on futures contracts and equity indices, securities and security indices, swap contracts and forward contracts. The fund may also invest directly in global equity securities (including exchange traded funds (“ETFs”) and common and preferred stock of U.S. and non-U.S. companies) and fixed-income securities (including U.S. and non-U.S. corporate bonds and debt securities guaranteed by U.S. and non-

U.S. governments, their agencies or instrumentalities or supranational organizations). The principal risks of investing in this underlying fund are: active trading; convertible securities; country, sector or industry focus; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; high-yield debt securities; increase in expenses; leveraging; liquidity; market; non-diversification; portfolio selection; preferred stock; prepayment or call; short sales; small- or medium-sized companies; stocks; U.S. government agency obligations; and value investing.

• Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as a secondary objective by generally investing at least 80% of its net-assets in a broad range of fixed-income securities. The fund may also invest in derivatives and equity securities. The principal risks of investing in this underlying fund are: active trading; convertible securities; credit; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; liquidity; loans; market; mortgage-related securities; portfolio selection; preferred stock; stocks; structured instruments; valuation; and warrants and rights.

• Transamerica JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund’s net assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; increase in expenses; liquidity; market; non-diversification; and portfolio selection.

• Transamerica Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing fund assets principally in fixed-income securities. The fund normally invests at least 80% of its net assets primarily in investment-grade, fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities (“junk bonds”) and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: bank obligations; convertible securities; credit; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; leveraging; liquidity; market; mortgage-related securities; portfolio selection; preferred stock; REITs; repurchase agreements; Rule 144A securities; stocks; structured instruments; and valuation.

• Transamerica MFS International Equity seeks capital growth by investing primarily in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets. The fund may invest a relatively large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. The fund may invest its assets in the stocks of companies its sub-adviser believes to have above-average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying fund are: active trading; convertible securities; currency; defensive investing; derivatives; emerging markets; foreign securities; geographic; growth stocks; increase in expenses; leveraging; liquidity; market; portfolio selection; preferred stock; small- or medium-sized companies; stocks; and value investing.

• Transamerica Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund’s sub-adviser looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; foreign securities; growth stocks; increase in expenses; leveraging; liquidity; market; portfolio selection; securities lending; small- or medium-sized companies; stocks; and value investing.

• Transamerica Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in equity securities of issuers that are economically tied to one or more emerging markets countries. In selecting securities, the fund’s sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: convertible securities; country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; liquidity; market; portfolio selection; portfolio turnover; preferred stock; small- or medium-sized companies; stocks; and warrants and rights.

• Transamerica Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small-cap and mid-cap domestic and foreign issuers. The fund’s sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: convertible securities; currency; currency hedging; defensive investing; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; portfolio selection; portfolio turnover; preferred stock; small- or medium-sized companies; stocks; and value investing.

• Transamerica PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Protected Securities (or “TIPS”). The fund’s subadviser invests, under normal circumstances, at least 80% of the fund’s net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: CPIU measurement; credit; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; interest rate; leveraging; liquidity; market; mortgage-related securities; non-diversification; portfolio selection; portfolio turnover; preferred stock; prepayment or call; repurchase agreements; Rule 144A securities; sovereign debt; stocks; U.S. government agency obligation; and valuation.

• Transamerica Schroders International Small Cap seeks to provide long-term capital appreciation by investing primarily in the equity securities of smaller companies located outside the U.S. The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including the company’s potential for long-term growth, financial condition, quality of management and sensitivity to cyclical factors, as well as the relative value of the company’s securities compared to the market as a whole. The principal risks of investing in this underlying fund are: country/regional; currency; defensive investing, derivatives; emerging markets; foreign securities; growth stocks; increase in expenses; investment style; liquidity; market; portfolio selection; smaller companies; and stocks.

• Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, mortgage-backed securities, and asset-backed securities. Normally, the fund will invest at least 80% of its net assets in fixed-income securities. The principal risks of investing in this underlying fund are: bank obligations; credit; defensive investing; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; mortgage-related securities; portfolio selection; U.S. government agency obligations; valuation; and yield fluctuation.

• Transamerica Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks of U.S. and non-U.S. issuers. The fund invests in companies regardless of market capitalization, with the mix of its investments at any time depending on the industries and types of securities its sub-adviser believes represent the best values consistent with the fund’s strategies and restrictions. The principal risks of investing in this underlying fund are: currency; defensive investing, fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; market; non-diversification; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica Thornburg International Value seeks long-term capital appreciation by investing, under normal circumstances, at least 75% of its assets in foreign securities of issuers that are located in a number of countries throughout the world. The fund may invest in emerging markets. The fund may invest in companies of any size, but invests primarily in the large and middle range of public company market capitalizations. The principal risks of investing in this underlying fund are: currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; increase in expenses; market; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund’s sub-adviser focuses on, among other things, identifying discrepancies between a security’s fundamental value and its market price. The principal risks of investing in this underlying fund are: convertible securities; defensive investing; derivatives; increase in expenses; investment companies; market; portfolio selection; preferred stock; stocks; value investing; and warrants and rights.

• Transamerica Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging markets countries. Under normal circumstances, at least 80% of the fund’s net assets will be invested in debt securities of issuers located in emerging markets countries. The principal risks of investing in this underlying fund are: credit; currency;

currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; increase in expenses; liquidity; market; non-diversification; portfolio selection; sovereign debt; and valuation.

• Transamerica Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal circumstances, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The fund may also invest in common stocks and other equity securities of small- and large-cap companies, as well as preferred stocks, convertible securities, rights and warrants and debt securities. The principal risks of investing in this underlying fund are: convertible securities; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; investing aggressively; market; portfolio selection; preferred stock; REITs; small- or medium-sized companies; stocks; and warrants and rights.

• Transamerica Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies. Under normal circumstances, at least 80% of the fund’s net assets will be invested in such securities. The principal risks of investing in this underlying fund are: convertible securities; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; market; portfolio selection; REITs; smaller companies; and stocks.

• Transamerica WMC Emerging Markets seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in equity securities of companies that conduct their principal business activities in emerging markets, are organized under the laws of or maintain their principal place of business in emerging markets, or whose securities are traded principally on exchanges in emerging markets. The fund’s sub-adviser considers emerging markets to be markets with rapidly growing economies. The principal risks of investing in this underlying fund are: convertible securities; country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; IPOs; liquidity; market; portfolio selection; portfolio turnover; preferred stock; small- or medium-sized companies; stocks; and warrants and rights.

The funds may invest their assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the funds may do so without limit. Although the underlying funds will do this only in seeking to avoid losses, the underlying funds may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the funds have any uninvested cash, the funds would also be subject to risk with respect to the depository institution holding the cash.

LIST AND DESCRIPTION OF CERTAIN UNDERLYING ETFS AND
INSTITUTIONAL MUTUAL FUNDS

This section lists and describes the underlying ETFs and institutional mutual funds in which certain of the portfolios may invest. This section summarizes their respective investment objectives and principal investment strategies and risks.

UNDERLYING ETFs AND INSTITUTIONAL MUTUAL FUNDS:

Fund Name	Transamerica Index 35 VP	Transamerica Index 50 VP	Transamerica Index 75 VP	Transamerica Index 100 VP	Transamerica Efficient Markets VP
Vanguard Emerging Markets ETF	X	X	X	X
Vanguard Europe Pacific ETF	X	X	X	X
Vanguard European ETF	X	X	X	X
Vanguard Extended Market ETF	X	X	X	X
Vanguard FTSE All-World ex-US ETF	X	X	X	X
Vanguard Growth ETF	X	X	X	X
Vanguard Intermediate-Term Bond ETF	X	X	X		X
Vanguard Intermediate-Term Corporate Bond ETF	X	X	X		X
Vanguard Intermediate-Term Government Bond ETF	X	X	X		X
Vanguard Large-Cap ETF	X	X	X	X
Vanguard Long-Term Bond ETF	X	X	X		X
Vanguard Long-Term Corporate Bond ETF	X	X	X		X
Vanguard Long-Term Government Bond ETF	X	X	X		X
Vanguard Mega Cap 300 ETF	X	X	X	X
Vanguard Mega Cap 300 Growth ETF		X	X
Vanguard Mega Cap 300 Value ETF		X	X
Vanguard Mid-Cap ETF	X	X	X	X
Vanguard Mid-Cap Growth ETF		X	X
Vanguard Mid-Cap Value ETF		X	X
Vanguard Mortgage-Backed Securities ETF	X	X	X		X
Vanguard Pacific ETF	X	X	X	X
Vanguard Short-Term Bond ETF	X	X	X		X
Vanguard Short-Term Corporate Bond ETF	X	X	X		X
Vanguard Short-Term Government Bond ETF	X	X	X		X
Vanguard Small-Cap ETF	X	X	X	X
Vanguard Small-Cap Growth ETF		X	X
Vanguard Small-Cap Value ETF		X	X
Vanguard Total Bond Market ETF	X	X	X		X
Vanguard Total Stock Market ETF	X	X	X	X
Vanguard Total World Stock ETF	X	X	X	X
Vanguard Value ETF	X	X	X	X
DFA International Small Cap Value Portfolio					X
DFA International Value Portfolio					X
Emerging Markets Value Portfolio					X

Fund Name	Transamerica Index 35 VP	Transamerica Index 50 VP	Transamerica Index 75 VP	Transamerica Index 100 VP	Transamerica Efficient Markets VP
Large Cap International Portfolio					X
U.S. Large Company Portfolio					X
U.S. Targeted Value Portfolio					X

VANGUARD UNDERLYING ETFS:

• Vanguard® Emerging Markets ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries. The ETF employs a “passive management” — or indexing —investment approach by investing substantially all (normally about 95%) of its assets in the common stocks included in the MSCI® Emerging Markets Index, while employing a form of sampling to reduce risk. The MSCI Emerging Markets Index includes approximately 748 common stocks of companies located in emerging markets around the world. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk, emerging markets risk, currency risk and index sampling risk.

• Vanguard® Europe Pacific ETF seeks to provide a tax-efficient investment return consisting of long-term capital appreciation. The ETF purchases stocks included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI® EAFE®) Index, which is made up of approximately 989 common stocks of companies located in 21 countries in Europe, Australia, Asia and the Far East. The ETF uses statistical methods to “sample” the Index, aiming to closely track its investment performance while limiting investments in Index securities that have undesirable tax characteristics in an attempt to minimize taxable income distributions. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

• Vanguard® European ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe. The ETF employs a “passive management” — or indexing —investment approach by investing all, or substantially all, of its assets in the common stocks included in the Morgan Stanley Capital International (MSCI®) Europe Index. The MSCI Europe Index is made up of approximately 467 common stocks of companies located in 16 European countries — mostly companies in the United Kingdom, France, Germany, and Switzerland. Other countries represented in the Index include Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain and Sweden. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

• Vanguard® Extended Market ETF seeks to track the performance of a benchmark index that measures the investment return of small-and mid-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Standard & Poor’s Completion Index, a broadly diversified index of stocks of small and medium-size U.S. companies. The ETF invests all, or substantially all, of its assets in stocks of its target index, with nearly 80% of it assets invested in 1,200 stocks in its target index (covering nearly 80% of the Index’s total market capitalization), and the rest of its assets in a representative sample of the remaining stocks. The primary risks of investing in this underlying ETF are stock market risk, investment style risk and index sampling risk.

• Vanguard® FTSE All-World ex-US ETF seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets outside the U.S. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the FTSE® All-World ex-US Index, a free-float-adjusted, market-capitalization-weighted index designed to measure equity market performance of international markets. The Index includes approximately 2,140 stocks of companies located in 46 countries, including both developed and emerging markets. The ETF attempts to replicate its target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk, emerging markets risk and currency risk.

• Vanguard® Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Prime Market Growth Index, a broadly diversified index predominantly made up of growth stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risks.

• Vanguard® Intermediate-Term Bond ETF seeks to track the performance of a market-weighted bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. 5-10 Year Government/Credit Bond Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 5 and 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

• Vanguard® Intermediate-Term Corporate Bond ETF seeks to track the performance of a market-weighted corporate bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 5-10 Year Corporate Index. This Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 5 and 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 7.9 years. The primary risks of investing in this underlying ETF are: interest rate risk, credit risk, income risk and index sampling risk.

• Vanguard® Intermediate-Term Government Bond ETF seeks to track the performance of a market-weighted government bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 3-10 Year Government Float Adjusted Index. This Index includes fixed-income securities issued by the U.S. Treasury (not including inflation-protected bonds) and U.S. government agencies and instrumentalities, as well as corporate or dollar-denominated foreign debt guaranteed by the U.S. government, with maturities between 3 and 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 5.9 years. The primary risks of investing in this underlying ETF are: income risk, interest rate risk and credit risk.

• Vanguard® Large-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Prime Market 750 Index, a broadly diversified index predominantly made up of stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Long-Term Bond ETF seeks to track the performance of a market-weighted bond index with a long-term dollar-weighted average maturity. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. Long Government/Credit Bond Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of greater than 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 15 and 30 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

• Vanguard® Long-Term Corporate Bond ETF seeks to track the performance of a market-weighted corporate bond index with a long-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. Long Corporate Index. This Index includes U.S.

dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities greater than 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 24.7 years. The primary risks of investing in this underlying ETF are: interest rate risk, credit risk, income risk and index sampling risk.

• Vanguard® Long-Term Government Bond ETF seeks to track the performance of a market-weighted government bond index with a long-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. Long Government Float Adjusted Index. This Index includes fixed-income securities issued by the U.S. Treasury (not including inflation-protected bonds) and U.S. government agencies and instrumentalities, as well as corporate or dollar-denominated foreign debt guaranteed by the U.S. government, with maturities greater than 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 19.0 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

• Vanguard® Mega Cap 300 ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the U.S. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Morgan Stanley Capital International® (MSCI®) US Large Cap 300 Index, a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mega Cap 300 Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI US Large-Cap Growth Index, which represents the value of companies of the MSCI US Large-Cap 300 Index. The index is a, free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization growth stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mega Cap 300 Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI US Large-Cap Value Index, which represents the value of companies of the MSCI US Large-Cap 300 Index. The index is a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization value stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mid-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mid-Cap Growth ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization growth stocks. The ETF employs a “passive management” —or indexing — investment approach designed to track the performance of the MSCI US Mid Cap Growth Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mid-Cap Value ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization value stocks. The ETF employs a “passive management” —or indexing — investment approach designed to track the performance of the MSCI US Mid Cap Value Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mortgage-Backed Securities ETF seeks to track the performance of a market-weighted mortgage-backed securities index. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. MBS Float Adjusted Index. This Index covers U.S. agency mortgage-backed pass-through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). To be included in the Index, pool aggregates must have at least $250 million currently outstanding and a weighted average maturity of at least 1 year. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 5.76 years. The primary risks of investing in this underlying ETF are: prepayment risk, interest rate risk, credit risk, income risk and index sampling risk.

• Vanguard® Pacific ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of the Pacific region. The ETF employs a “passive management” — or indexing — investment approach by investing all, or substantially all, of its assets in the common stocks included in the MSCI® Pacific Index. The MSCI Pacific Index consists of approximately 494 common stocks of companies located Japan, Australia, Hong Kong, Singapore, and New Zealand. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

• Vanguard® Short-Term Bond ETF seeks to track the performance of a market-weighted bond index with a short-term dollar-weighted average maturity. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. 1-5 Year Government/Credit Bond Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 1 and 5 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF’s maintains a dollar-weighted average maturity consistent with that of the Index, which generally does not exceed 3 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, index sampling risk and credit risk.

• Vanguard® Short-Term Corporate Bond ETF seeks to track the performance of a market-weighted corporate bond index with a short-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 1-5 Year Corporate Index. This Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 1 and 5 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 3.1 years. The primary risks of investing in this underlying ETF are: income risk, credit risk, interest rate risk, and index sampling risk.

• Vanguard® Short-Term Government Bond ETF seeks to track the performance of a market-weighted government bond index with a short-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 1-3 Year Government Float Adjusted Index. This Index includes fixed-income securities issued by the U.S. Treasury (not including inflation-protected securities) and U.S. government agencies and instrumentalities, as well as corporate or dollar-denominated foreign debt guaranteed by the U.S. government, all with maturities between 1 and 3 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 1.9 years. The primary risks of investing in this underlying ETF are: income risk, interest rate risk, credit risk and index sampling risk.

• Vanguard® Small-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Small Cap 1750 Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Small-Cap Growth ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI US Small Cap Growth Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Small-Cap Value ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The ETF employs a “passive management” —indexing — investment approach designed to track the performance of the MSCI US Small Cap Value Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Total Bond Market ETF seeks to track the performance of a broad, market-weighted bond index. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. Aggregate Bond Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the U.S., including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year. The ETF invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years. The primary risks of investing in this underlying ETF are interest rate risk, income risk, credit risk, call risk and index sampling risk.

• Vanguard® Total Stock Market ETF seeks to track the performance of a benchmark index that measures the investment return of the overall stock market. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Morgan Stanley Capital International (MSCI®)U.S. Broad Market Index, which represents 99.5% or more of the total market capitalization of all the U.S. common stocks regularly traded on the New York Stock Exchange and the Nasdaq over-the-counter market. The ETF typically holds 1,200-1,300 of the stocks in its target index (covering nearly 95% of the Index’s total market capitalization) and a representative sample of the remaining stocks. The ETF holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. The primary risks of investing in this underlying ETF are: stock market risk and index sampling risk.

• Vanguard® Total World Stock ETF seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets around the world. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the FTSE® All-World Index, a free-float-adjusted, market-capitalization-weighted index designed to measure the market performance of large-and mid-capitalization stocks of companies located around the world. The Index includes approximately 2,800 stocks of companies located in 47 countries, including both developed and emerging markets. The ETF typically holds approximately 2,000 stocks in its target Index (covering nearly 99% of the Index’s total market capitalization) and a representative sample of the remaining stocks. The ETF holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings, country weightings, and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk, emerging markets risk, currency risk and index sampling risk.

• Vanguard® Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Prime Market Value Index, a broadly diversified index predominantly made up of value stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

UNDERLYING DFA INSTITUTIONAL MUTUAL FUNDS:

• DFA International Small Cap Value Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio pursues its objective by investing in stocks of small non-U.S. companies believed to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value. In assessing value, additional factors such as price to cash flow or price to earning ratios may be considered, as well as economic conditions and developments in the issuer’s industry. The criteria for assessing value are subject to change from time to time. The Portfolio currently invests in companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom. The primary risks of investing in this underlying institutional mutual fund are market risk, foreign securities and currencies risk and small company risk.

• DFA International Value Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio invests all of its assets in the DFA International Value Series (“International Value Series”) of The DFA Investment Trust Company, which has the same investment objective and policies as the Portfolio. The International Value Series pursues its objective by investing in value stocks of large non-U.S. companies believed to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value. In assessing value, additional factors such as price to cash flow or price to earning ratios may be considered, as well as economic conditions and developments in the issuer’s industry. The criteria for assessing value are subject to change from time to time. The Portfolio currently invests in companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom. The primary risks of investing in this underlying institutional mutual fund are market risk and foreign securities and currencies risk.

• Emerging Markets Value Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio invests all of its assets in the Dimensional Emerging Markets Value Fund Inc. (“Emerging Market Value Fund”), which has the same investment objective and policies as the Portfolio. The Emerging Markets Value Fund pursues its objective by investing in emerging markets equity securities believed to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value. In assessing value, additional factors such as price to cash flow or price to earning ratios may be considered, as well as economic conditions and developments in the issuer’s industry. The criteria for assessing value are subject to change from time to time. In determining what countries are eligible markets, DFA will consider, among other things, information disseminated by the International Finance Corporation in determining and approving countries that have emerging markets. The Portfolio currently invests in companies in Brazil, Chile, China, the Czech Republic, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Philippines, Poland, South Africa, South Korea, Taiwan, Thailand, and Turkey. The primary risks of investing in this underlying institutional mutual fund are market risk, foreign securities and currencies risk, small company risk and emerging markets risk.

• Large Cap International Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio pursues its objective by investing in the stocks of large non-U.S. companies. Company size is measured on a country- or region-specific basis and based primarily on the market capitalization of operating companies traded on selected exchanges. The minimum market capitalization threshold varies by country or region and will change due to market conditions. The Portfolio currently invests in companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom. The primary risks of investing in this underlying institutional mutual fund are market risk and foreign securities and currencies risk.

• U.S. Large Company Portfolio (“Portfolio”) seeks to approximate the total investment return of the S&P 500 Index, both in terms of the price of the Portfolio’s shares and its total investment return. The Portfolio invests all of its assets in the U.S. Large Company Series (“U.S. Large Company Series”) of The DFA Investment Trust Company, which has the same investment objective and policies as the Portfolio. The U.S. Large Company Series intends to invest all of the stocks that comprise the S&P 500 Index in approximately the same proportions as they are represented in the Index. Generally, these are the U.S. stocks with the largest market capitalizations and, as a group, represent approximately 70% of the total market capitalization of all publicly traded U.S. stocks. The primary risk of investing in this underlying institutional mutual fund is market risk.

• U.S. Targeted Value Portfolio (“Portfolio”) seeks to capture the returns and diversification benefits of a broad cross-section of U.S. small value companies, on a market-cap weighted basis. The Portfolio invests in securities of U.S. companies smaller than the 500th largest company in the market universe comprised of companies listed on the New York Stock Exchange, American Stock Exchange, and Nasdaq National Market System. After identifying the aggregate market capitalization break, a value screen is applied to the universe. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value. In assessing value, additional factors such as price-to-cash-flow or price-to-earnings ratios may be considered, as well as economic conditions and developments in the issuer's industry. The criteria for assessing value are subject to change from time to time. The primary risks of investing in this underlying institutional mutual fund are market risk, small company risk, value investment risk, derivative risk and securities lending risk.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand a portfolio's performance for the past five years or since its inception if less than five years. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio for the period shown, assuming reinvestment of all dividends and distributions. This information through December 31, 2009 has been derived from financial statements audited by PricewaterhouseCoopers LLP, an Independent Registered Certified Public Accounting firm, whose report, along with the portfolio's financial statements, is included in the December 31, 2009 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding through each period:

Transamerica AEGON High Yield Bond VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007		2006	2005
Net asset value
Beginning of year	$5.87	$8.74	$9.48		$9.62	$10.54
Investment operations
Net investment income(a)	0.66	0.67	0.68		0.69	0.70
Net realized and unrealized gain (loss)	2.04	(2.68)	(0.52)		0.29	(0.51)
Total operations	2.70	(2.01)	0.16		0.98	0.19
Distributions
From net investment income	(0.62)	(0.72)	(0.90)		(1.00)	(0.85)
From net realized gains	–	(0.14)	–	(b)	(0.12)	(0.26)
Total distributions	(0.62)	(0.86)	(0.90)		(1.12)	(1.11)
Net asset value
End of year	$7.95	$5.87	$8.74		$9.48	$9.62

Total return(c)	47.05%	(25.20%)	1.85%		10.95%	1.81%
Net assets end of year (000’s)	$187,509	$244,866	$308,893		$378,471	$421,010
Ratio and supplemental data
Expenses to average net assets	0.80%	0.79%	0.81%		0.82%	0.83%
Net investment income, to average net assets	9.38%	8.73%	7.25%		7.16%	6.92%
Portfolio turnover rate	85%	59%	70%		96%	51%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007		2006	2005
Net asset value
Beginning of year	$5.94	$8.83	$9.56		$9.70	$10.64
Investment operations
Net investment income(a)	0.64	0.66	0.66		0.67	0.68
Net realized and unrealized gain (loss)	2.07	(2.72)	(0.51)		0.29	(0.52)
Total operations	2.71	(2.06)	0.15		0.96	0.16
Distributions
From net investment income	(0.61)	(0.69)	(0.88)		(0.98)	(0.84)
From net realized gains	–	(0.14)	–	(b)	(0.12)	(0.26)
Total distributions	(0.61)	(0.83)	(0.88)		(1.10)	(1.10)
Net asset value
End of year	$8.04	$5.94	$8.83		$9.56	$9.70

Total return(c)	46.67%	(25.46%)	1.73%		10.62%	1.50%
Net assets end of year (000’s)	$26,405	$5,617	$10,028		$10,083	$7,825
Ratio and supplemental data
Expenses to average net assets	1.05%	1.04%	1.06%		1.07%	1.08%
Net investment income, to average net assets	8.75%	8.26%	7.01%		6.91%	6.66%
Portfolio turnover rate	85%	59%	70%		96%	51%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Financial Highlights

Transamerica Asset Allocation – Conservative VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.29	$11.49	$11.54	$11.43	$12.04
Investment operations
Net investment income(a),(c)	0.37	0.46	0.42	0.41	0.47
Net realized and unrealized gain (loss)	1.69	(2.75)	0.29	0.62	0.12
Total operations	2.06	(2.29)	0.71	1.03	0.59
Distributions
From net investment income	(0.40)	(0.31)	(0.34)	(0.38)	(0.32)
From net realized gains	(0.15)	(0.60)	(0.42)	(0.54)	(0.88)
Total distributions	(0.55)	(0.91)	(0.76)	(0.92)	(1.20)
Net asset value
End of year	$9.80	$8.29	$11.49	$11.54	$11.43

Total return(b)	25.22%	(21.18)%	6.38%	9.45%	5.18%

Net assets end of year (000’s)	$554,813	$497,129	$554,977	$527,618	$516,376
Ratio and supplemental data
Expenses to average net assets(d)	0.13%	0.14%	0.13%	0.13%	0.14%
Net investment income, to average net assets(c)	4.07%	4.47%	3.60%	3.54%	4.01%
Portfolio turnover rate(e)	25%	25%	43%	18%	40%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.24	$11.44	$11.50	$11.41	$12.03
Investment operations
Net investment income(a),(c)	0.37	0.48	0.40	0.40	0.47
Net realized and unrealized gain (loss)	1.65	(2.79)	0.28	0.60	0.10
Total operations	2.02	(2.31)	0.68	1.00	0.57
Distributions
From net investment income	(0.38)	(0.29)	(0.32)	(0.37)	(0.31)
From net realized gains	(0.15)	(0.60)	(0.42)	(0.54)	(0.88)
Total distributions	(0.53)	(0.89)	(0.74)	(0.91)	(1.19)
Net asset value
End of year	$9.73	$8.24	$11.44	$11.50	$11.41

Total return(b)	24.90%	(21.40)%	6.15%	9.14%	5.01%

Net assets end of year (000’s)	$823,054	$465,802	$392,969	$290,272	$172,601
Ratio and supplemental data
Expenses to average net assets(d)	0.38%	0.39%	0.38%	0.38%	0.39%
Net investment income, to average net assets(c)	4.10%	4.69%	3.48%	3.44%	4.03%
Portfolio turnover rate(e)	25%	25%	43%	18%	40%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d)  Does not include expenses of the investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying affiliated funds.

Financial Highlights

Transamerica Asset Allocation – Growth VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.57	$13.77	$13.63	$12.84	$12.06
Investment operations
Net investment income(a),(c)	0.09	0.20	0.28	0.37	0.16
Net realized and unrealized gain (loss)	1.80	(5.02)	0.75	1.52	1.27
Total operations	1.89	(4.82)	1.03	1.89	1.43
Distributions
From net investment income	(0.20)	(0.30)	(0.33)	(0.13)	(0.06)
From net realized gains	(0.60)	(2.08)	(0.56)	(0.97)	(0.59)
Total distributions	(0.80)	(2.38)	(0.89)	(1.10)	(0.65)
Net asset value
End of year	$7.66	$6.57	$13.77	$13.63	$12.84

Total return(b)	29.82%	(39.63)%	7.76%	15.62%	12.24%

Net assets end of year (000’s)	$808,954	$658,400	$1,260,779	$1,198,596	$966,677
Ratio and supplemental data
Expenses to average net assets(d)	0.14%	0.14%	0.13%	0.14%	0.14%
Net investment income, to average net assets(c)	1.21%	1.94%	2.00%	2.75%	1.28%
Portfolio turnover rate(e)	18%	19%	26%	4%	41%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.52	$13.67	$13.54	$12.78	$12.03
Investment operations
Net investment income(a),(c)	0.06	0.17	0.26	0.34	0.13
Net realized and unrealized gain (loss)	1.79	(4.97)	0.73	1.50	1.26
Total operations	1.85	(4.80)	0.99	1.84	1.39
Distributions
From net investment income	(0.17)	(0.27)	(0.30)	(0.11)	(0.05)
From net realized gains	(0.59)	(2.08)	(0.56)	(0.97)	(0.59)
Total distributions	(0.76)	(2.35)	(0.86)	(1.08)	(0.64)
Net asset value
End of year	$7.61	$6.52	$13.67	$13.54	$12.78

Total return(b)	29.54%	(39.75)%	7.54%	15.28%	11.92%

Net assets end of year (000’s)	$215,166	$171,239	$411,079	$338,769	$213,215
Ratio and supplemental data
Expenses to average net assets(d)	0.39%	0.39%	0.38%	0.39%	0.39%
Net investment income, to average net assets(c)	0.98%	1.51%	1.86%	2.54%	1.06%
Portfolio turnover rate(e)	18%	19%	26%	4%	41%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d)  Does not include expenses of the investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying affiliated funds.

Financial Highlights

Transamerica Asset Allocation – Moderate VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.36	$12.90	$12.66	$12.24	$12.10
Investment operations
Net investment income(a),(c)	0.32	0.50	0.40	0.44	0.40
Net realized and unrealized gain (loss)	1.83	(3.59)	0.57	0.89	0.46
Total operations	2.15	(3.09)	0.97	1.33	0.86
Distributions
From net investment income	(0.39)	(0.37)	(0.39)	(0.33)	(0.22)
From net realized gains	(0.35)	(1.08)	(0.34)	(0.58)	(0.50)
Total distributions	(0.74)	(1.45)	(0.73)	(0.91)	(0.72)
Net asset value
End of year	$9.77	$8.36	$12.90	$12.66	$12.24

Total return(b)	26.40%	(25.96)%	7.95%	11.48%	7.44%

Net assets end of year (000’s)	$1,101,652	$957,157	$1,550,984	$1,591,304	$1,509,579
Ratio and supplemental data
Expenses to average net assets(d)	0.13%	0.13%	0.13%	0.13%	0.14%
Net investment income, to average net assets(c)	3.63%	4.50%	3.10%	3.53%	3.36%
Portfolio turnover rate(e)	18%	23%	20%	3%	24%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.30	$12.83	$12.60	$12.20	$12.09
Investment operations
Net investment income(a),(c)	0.32	0.37	0.39	0.43	0.41
Net realized and unrealized gain (loss)	1.80	(3.47)	0.55	0.87	0.42
Total operations	2.12	(3.10)	0.94	1.30	0.83
Distributions
From net investment income	(0.37)	(0.35)	(0.37)	(0.32)	(0.22)
From net realized gains	(0.35)	(1.08)	(0.34)	(0.58)	(0.50)
Total distributions	(0.72)	(1.43)	(0.71)	(0.90)	(0.72)
Net asset value
End of year	$9.70	$8.30	$12.83	$12.60	$12.20

Total return(b)	26.20%	(26.19)%	7.73%	11.21%	7.13%

Net assets end of year (000’s)	$1,842,404	$1,190,212	$1,452,693	$1,043,139	$605,462
Ratio and supplemental data
Expenses to average net assets(d)	0.38%	0.38%	0.38%	0.38%	0.39%
Net investment income, to average net assets(c)	3.54%	3.36%	3.03%	3.44%	3.40%
Portfolio turnover rate(e)	18%	23%	20%	3%	24%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d)  Does not include expenses of the investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying affiliated funds.

Financial Highlights

Transamerica Asset Allocation – Moderate Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.16	$14.07	$13.72	$12.80	$12.18
Investment operations
Net investment income(a),(c)	0.23	0.34	0.37	0.43	0.30
Net realized and unrealized gain (loss)	2.00	(4.58)	0.67	1.27	0.88
Total operations	2.23	(4.24)	1.04	1.70	1.18
Distributions
From net investment income	(0.30)	(0.34)	(0.34)	(0.22)	(0.14)
From net realized gains	(0.48)	(1.33)	(0.35)	(0.56)	(0.42)
Total distributions	(0.78)	(1.67)	(0.69)	(0.78)	(0.56)
Net asset value
End of year	$9.61	$8.16	$14.07	$13.72	$12.80

Total return(b)	28.16%	(32.76)%	7.81%	13.83%	9.91%

Net assets end of year (000’s)	$1,426,280	$1,217,825	$2,229,744	$2,277,269	$1,892,007
Ratio and supplemental data
Expenses to average net assets(d)	0.13%	0.13%	0.13%	0.13%	0.14%
Net investment income, to average net assets(c)	2.61%	2.94%	2.63%	3.25%	2.47%
Portfolio turnover rate(e)	13%	18%	24%	2%	23%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.09	$13.97	$13.64	$12.75	$12.15
Investment operations
Net investment income(a),(c)	0.21	0.34	0.37	0.42	0.29
Net realized and unrealized gain (loss)	1.98	(4.58)	0.63	1.24	0.86
Total operations	2.19	(4.24)	1.00	1.66	1.15
Distributions
From net investment income	(0.28)	(0.32)	(0.32)	(0.21)	(0.13)
From net realized gains	(0.48)	(1.32)	(0.35)	(0.56)	(0.42)
Total distributions	(0.76)	(1.64)	(0.67)	(0.77)	(0.55)
Net asset value
End of year	$9.52	$8.09	$13.97	$13.64	$12.75

Total return(b)	27.87%	(32.92)%	7.56%	13.54%	9.71%

Net assets end of year (000’s)	$3,289,225	$2,187,892	$2,797,290	$1,823,589	$858,857
Ratio and supplemental data
Expenses to average net assets(d)	0.38%	0.38%	0.38%	0.38%	0.39%
Net investment income, to average net assets(c)	2.49%	2.99%	2.64%	3.15%	2.40%
Portfolio turnover rate(e)	13%	18%	24%	2%	23%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying affiliated funds.

Financial Highlights

Transamerica Balanced VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.38	$13.70	$12.25	$11.63	$11.77
Investment operations
Net investment income(a)	0.21	0.22	0.19	0.16	0.14
Net realized and unrealized gain (loss)	1.97	(4.36)	1.47	0.88	0.74
Total operations	2.18	(4.14)	1.66	1.04	0.88
Distributions
From net investment income	(0.16)	(0.21)	(0.15)	(0.12)	(0.16)
From net realized gains	(0.13)	(0.97)	(0.06)	(0.30)	(0.86)
Total distributions	(0.29)	(1.18)	(0.21)	(0.42)	(1.02)
Net asset value
End of year	$10.27	$8.38	$13.70	$12.25	$11.63

Total return(b)	26.30%	(32.40%)	13.61%	9.12%	7.96%
Net assets end of year (000’s)	$45,319	$36,361	$81,632	$71,949	$61,698
Ratio and supplemental data
Expenses to average net assets	0.91%	0.90%	0.89%	0.89%	0.94%
Net investment income, to average net assets	2.26%	1.89%	1.49%	1.32%	1.17%
Portfolio turnover rate	82%	67%	60%	47%	50%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.33	$13.64	$12.21	$11.61	$11.77
Investment operations
Net investment income(a)	0.18	0.19	0.16	0.13	0.11
Net realized and unrealized gain (loss)	1.96	(4.34)	1.46	0.87	0.74
Total operations	2.14	(4.15)	1.62	1.00	0.85
Distributions
From net investment income	(0.15)	(0.19)	(0.13)	(0.10)	(0.15)
From net realized gains	(0.13)	(0.97)	(0.06)	(0.30)	(0.86)
Total distributions	(0.28)	(1.16)	(0.19)	(0.40)	(1.01)
Net asset value
End of year	$10.19	$8.33	$13.64	$12.21	$11.61

Total return(b)	25.94%	(32.57%)	13.38%	8.74%	7.79%
Net assets end of year (000’s)	$56,181	$22,473	$20,711	$9,672	$3,791
Ratio and supplemental data
Expenses to average net assets	1.16%	1.15%	1.14%	1.14%	1.19%
Net investment income, to average net assets	1.98%	1.71%	1.25%	1.11%	0.91%
Portfolio turnover rate	82%	67%	60%	47%	50%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Financial Highlights

Transamerica BlackRock Global Allocation VP

For a share outstanding throughout each period	Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment income(a),(e)	0.37
Net realized and unrealized gain	1.79
Total operations	2.16
Net asset value
End of period	$12.16

Total return(b)	21.60%	(h)

Net assets end of year (000’s)	$157,420
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.35%	(i)
Before reimbursement/fee waiver	0.40%	(i)
Net investment income, to average net assets(e)	4.74%	(i)
Portfolio turnover rate(f)	–%	(h)(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Rounds to less than 0.01%.

(h) Not annualized.

(i) Annualized.

Financial Highlights

Transamerica BlackRock Large Cap Value VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.09	$19.16	$20.80	$18.72	$17.17
Investment operations
Net investment income(a)	0.19	0.21	0.20	0.17	0.13
Net realized and unrealized gain (loss)	1.35	(6.18)	0.72	2.91	2.54
Total operations	1.54	(5.97)	0.92	3.08	2.67
Distributions
From net investment income	(0.17)	(0.15)	(0.20)	(0.10)	(0.12)
From net realized gains	–	(1.95)	(2.36)	(0.90)	(1.00)
Total distributions	(0.17)	(2.10)	(2.56)	(1.00)	(1.12)
Net asset value
End of year	$12.46	$11.09	$19.16	$20.80	$18.72

Total return(b)	13.99%	(33.89%)	4.64%	16.92%	15.94%
Net assets end of year (000’s)	$1,184,485	$712,006	$860,991	$1,054,389	$860,826
Ratio and supplemental data
Expenses to average net assets	0.84%	0.83%	0.85%	0.83%	0.84%
Net investment income, to average net assets	1.73%	1.38%	0.94%	0.86%	0.70%
Portfolio turnover rate	128%	85%	67%	60%	69%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.13	$19.21	$20.87	$18.81	$17.27
Investment operations
Net investment income(a)	0.17	0.17	0.14	0.13	0.09
Net realized and unrealized gain (loss)	1.35	(6.20)	0.73	2.91	2.57
Total operations	1.52	(6.03)	0.87	3.04	2.66
Distributions
From net investment income	(0.13)	(0.10)	(0.17)	(0.08)	(0.12)
From net realized gains	–	(1.95)	(2.36)	(0.90)	(1.00)
Total distributions	(0.13)	(2.05)	(2.53)	(0.98)	(1.12)
Net asset value
End of year	$12.52	$11.13	$19.21	$20.87	$18.81

Total return(b)	13.71%	(34.06%)	4.35%	16.62%	15.73%
Net assets end of year (000’s)	$37,502	$15,319	$33,514	$28,079	$14,908
Ratio and supplemental data
Expenses to average net assets	1.09%	1.08%	1.10%	1.08%	1.09%
Net investment income, to average net assets	1.47%	1.06%	0.70%	0.64%	0.49%
Portfolio turnover rate	128%	85%	67%	60%	69%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Financial Highlights

Transamerica BlackRock Tactical Allocation VP

For a share outstanding throughout each period	Service Class May 1 to Dec 31, 2009(f)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment income(a),(c)	0.34
Net realized and unrealized gain	1.85
Total operations	2.19
Net asset value
End of period	$12.19

Total return(b)	21.90%	(g)
Net assets end of year (000’s)	$42,149
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.50%	(h)
Before reimbursement/fee waiver	0.61%	(h)
Net investment income, to average net assets(c)	4.36%	(h)
Portfolio turnover rate(e)	19%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying affiliated funds.

(f) Commenced operations on May 1, 2009.

(g) Not annualized.

(h) Annualized.

Financial Highlights

Transamerica Clarion Global Real Estate Securities VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$7.84	$19.64	$24.54	$19.77	$19.15
Investment operations
Net investment income(a)	0.23	0.38	0.36	0.35	0.27
Net realized and unrealized gain (loss)	2.39	(7.03)	(1.77)	7.45	2.20
Total operations	2.62	(6.65)	(1.41)	7.80	2.47
Distributions
From net investment income	–	(0.47)	(1.73)	(0.33)	(0.32)
From net realized gains	–	(4.68)	(1.76)	(2.70)	(1.53)
Total distributions	–	(5.15)	(3.49)	(3.03)	(1.85)
Net asset value
End of year	$10.46	$7.84	$19.64	$24.54	$19.77

Total return(b)	33.42%	(42.38%)	(6.70%)	42.27%	13.47%
Net assets end of year (000’s)	$493,900	$339,659	$667,356	$922,134	$599,134
Ratio and supplemental data
Expenses to average net assets	0.91%	0.87%	0.84%	0.84%	0.86%
Net investment income, to average net assets	2.73%	2.61%	1.51%	1.59%	1.41%
Portfolio turnover rate	61%	48%	60%	44%	103%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.15	$20.12	$25.06	$20.16	$19.53
Investment operations
Net investment income(a)	0.22	0.36	0.31	0.32	0.23
Net realized and unrealized gain (loss)	2.47	(7.27)	(1.80)	7.58	2.23
Total operations	2.69	(6.91)	(1.49)	7.90	2.46
Distributions
From net investment income	–	(0.38)	(1.69)	(0.30)	(0.30)
From net realized gains	–	(4.68)	(1.76)	(2.70)	(1.53)
Total distributions	–	(5.06)	(3.45)	(3.00)	(1.83)
Net asset value
End of year	$10.84	$8.15	$20.12	$25.06	$20.16

Total return(b)	33.01%	(42.49%)	(6.91%)	41.91%	13.18%
Net assets end of year (000’s)	$18,785	$14,810	$41,216	$53,276	$24,618
Ratio and supplemental data
Expenses to average net assets	1.16%	1.12%	1.09%	1.09%	1.11%
Net investment income, to average net assets	2.46%	2.35%	1.26%	1.39%	1.21%
Portfolio turnover rate	61%	48%	60%	44%	103%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Financial Highlights

Transamerica Convertible Securities VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.21	$12.48	$12.03	$11.20	$12.24
Investment operations
Net investment income(a)	0.19	0.18	0.16	0.15	0.22
Net realized and unrealized gain (loss)	1.73	(4.05)	1.91	1.05	0.19
Total operations	1.92	(3.87)	2.07	1.20	0.41
Distributions
From net investment income	(0.27)	(0.18)	(0.26)	(0.19)	(0.27)
From net realized gains	–	(2.22)	(1.36)	(0.18)	(1.18)
Total distributions	(0.27)	(2.40)	(1.62)	(0.37)	(1.45)
Net asset value
End of year	$7.86	$6.21	$12.48	$12.03	$11.20

Total return(b)	31.30%	(36.87%)	18.63%	10.90%	3.88%
Net assets end of year (000’s)	$125,132	$156,137	$270,218	$429,852	$314,353
Ratio and supplemental data
Expenses to average net assets	0.82%	0.81%	0.79%	0.78%	0.79%
Net investment income, to average net assets	2.82%	1.88%	1.30%	1.26%	1.95%
Portfolio turnover rate	168%	97%	79%	64%	85%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.18	$12.42	$11.98	$11.17	$12.24
Investment operations
Net investment income(a)	0.17	0.14	0.13	0.12	0.19
Net realized and unrealized gain (loss)	1.73	(4.01)	1.91	1.04	0.18
Total operations	1.90	(3.87)	2.04	1.16	0.37
Distributions
From net investment income	(0.24)	(0.15)	(0.24)	(0.17)	(0.26)
From net realized gains	–	(2.22)	(1.36)	(0.18)	(1.18)
Total distributions	(0.24)	(2.37)	(1.60)	(0.35)	(1.44)
Net asset value
End of year	$7.84	$6.18	$12.42	$11.98	$11.17

Total return(b)	31.16%	(37.00%)	18.29%	10.65%	3.54%
Net assets end of year (000’s)	$12,160	$7,777	$18,157	$14,065	$10,710
Ratio and supplemental data
Expenses to average net assets	1.07%	1.06%	1.04%	1.03%	1.04%
Net investment income, to average net assets	2.48%	1.46%	1.02%	1.01%	1.65%
Portfolio turnover rate	168%	97%	79%	64%	85%
(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Financial Highlights

Transamerica Diversified Equity VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$13.82	$25.01	$22.05	$18.81	$17.69
Investment operations
Net investment income(a)	0.22	0.41	0.31	0.27	0.21
Net realized and unrealized gain (loss)	3.67	(11.21)	3.02	3.23	1.10
Total operations	3.89	(10.80)	3.33	3.50	1.31
Distributions
From net investment income	(0.22)	(0.39)	(0.37)	(0.26)	(0.19)
Total distributions	(0.22)	(0.39)	(0.37)	(0.26)	(0.19)
Net asset value
End of year	$17.49	$13.82	$25.01	$22.05	$18.81

Total return(b)	28.32%	(43.67%)	15.24%	18.79%	7.47%
Net assets end of year (000’s)	$422,067	$288,218	$611,618	$598,312	$581,669
Ratio and supplemental data
Expenses to average net assets	0.91%	0.84%	0.85%	0.87%	0.90%
Net investment income, to average net assets	1.49%	2.03%	1.31%	1.35%	1.20%
Portfolio turnover rate	54%	18%	34%	59%	61%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$13.74	$24.85	$21.93	$18.73	$17.65
Investment operations
Net investment income(a)	0.18	0.37	0.26	0.21	0.16
Net realized and unrealized gain (loss)	3.63	(11.15)	2.99	3.23	1.10
Total operations	3.81	(10.78)	3.25	3.44	1.26
Distributions
From net investment income	(0.19)	(0.33)	(0.33)	(0.24)	(0.18)
Total distributions	(0.19)	(0.33)	(0.33)	(0.24)	(0.18)
Net asset value
End of year	$17.36	$13.74	$24.85	$21.93	$18.73

Total return(b)	27.85%	(43.81%)	14.98%	18.45%	7.23%
Net assets end of year (000’s)	$22,817	$8,498	$24,292	$16,329	$7,930
Ratio and supplemental data
Expenses to average net assets	1.16%	1.09%	1.10%	1.12%	1.15%
Net investment income, to average net assets	1.16%	1.83%	1.11%	1.02%	0.88%
Portfolio turnover rate	54%	18%	34%	59%	61%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Financial Highlights

Transamerica Efficient Markets VP

For a share outstanding throughout each period	Initial Class				Service Class
	December 31, 2009		Nov 10 to Dec 31, 2008(i)		December 31, 2009		Nov 10 to Dec 31, 2008(i)
Net asset value
Beginning of year	$10.39		$10.00		$10.39		$10.00
Investment operations
Net investment income(a), (e)	0.27		0.10		0.25		0.11
Net realized and unrealized gain	1.62		0.29		1.61		0.28
Total operations	1.89		0.39		1.86		0.39
Distributions
From net investment income	(0.01)		–		(0.01)		–
From net realized gains	–	(b)	–		–	(b)	–
Total distributions	(0.01)		–		(0.01)		–
Net asset value
End of year	$12.27		$10.39		$12.24		$10.39

Total return(c)	18.15%		3.90%	(g)	17.86%		3.90%	(g)

Net assets end of year (000’s)	$831		$260		$26,854		$1,157
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.52%		0.52%	(h)	0.77%		0.77%	(h)
Before reimbursement/fee waiver	0.70%		17.77%	(h)	0.95%		18.02%	(h)
Net investment income, to average net assets(e)	2.42%		7.15%	(h)	2.20%		8.04%	(h)
Portfolio turnover rate(f)	37%		2%	(g)	37%		2%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than $(.01) per share.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

(i) Commenced operations on November 10, 2008.

Financial Highlights

Transamerica Federated Market Opportunity VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006		2005
Net asset value
Beginning of year	$13.37	$14.66	$15.40	$16.52		$17.59
Investment operations
Net investment income(a)	0.06	0.24	0.41	0.48		0.30
Net realized and unrealized gain (loss)	0.52	(0.85)	(0.50)	–	(b)	0.52
Total operations	0.58	(0.61)	(0.09)	0.48		0.82
Distributions
From net investment income	(0.45)	(0.68)	(0.58)	(0.28)		(0.40)
From net realized gains	(1.35)	–	(0.07)	(1.32)		(1.49)
Total distributions	(1.80)	(0.68)	(0.65)	(1.60)		(1.89)
Net asset value
End of year	$12.15	$13.37	$14.66	$15.40		$16.52

Total return(c)	4.20%	(4.53%)	(0.48%)	2.76%		4.96%
Net assets end of year (000’s)	$285,979	$298,449	$401,656	$518,866		$577,785
Ratio and supplemental data
Expenses to average net assets	0.84%	0.81%	0.82%	0.81%		0.83%
Net investment income, to average net assets	0.47%	1.64%	2.72%	2.94%		1.76%
Portfolio turnover rate	183%	290%	56%	91%		55%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$13.91	$15.20	$15.94	$17.05	$18.12
Investment operations
Net investment income(a)	0.05	0.21	0.38	0.45	0.27
Net realized and unrealized gain (loss)	0.52	(0.87)	(0.52)	0.01	0.54
Total operations	0.57	(0.66)	(0.14)	0.46	0.81
Distributions
From net investment income	(0.39)	(0.63)	(0.53)	(0.25)	(0.39)
From net realized gains	(1.35)	–	(0.07)	(1.32)	(1.49)
Total distributions	(1.74)	(0.63)	(0.60)	(1.57)	(1.88)
Net asset value
End of year	$12.74	$13.91	$15.20	$15.94	$17.05

Total return(c)	3.95%	(4.65%)	(0.70%)	2.47%	4.72%
Net assets end of year (000’s)	$13,590	$14,000	$25,139	$32,406	$32,851
Ratio and supplemental data
Expenses to average net assets	1.09%	1.06%	1.07%	1.06%	1.08%
Net investment income, to average net assets	0.31%	1.38%	2.48%	2.67%	1.54%
Portfolio turnover rate	183%	290%	56%	91%	55%

(a)  Calculated based on average number of shares outstanding.

(b)  Rounds to less than ($0.01) or $0.01.

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Financial Highlights

Transamerica Focus VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$7.43	$13.88	$14.73	$14.71	$14.22
Investment operations
Net investment income(a)	0.07	0.18	0.16	0.18	0.10
Net realized and unrealized gain (loss)	1.99	(4.67)	(0.01)	2.26	0.48
Total operations	2.06	(4.49)	0.15	2.44	0.58
Distributions
From net investment income	(0.21)	(0.21)	(0.20)	(0.16)	(0.09)
From net realized gains	–	(1.75)	(0.80)	(2.26)	–
Total distributions	(0.21)	(1.96)	(1.00)	(2.42)	(0.09)
Net asset value
End of year	$9.28	$7.43	$13.88	$14.73	$14.71

Total return(b)	27.91%	(36.36%)	1.04%	18.56%	4.08%
Net assets end of year (000’s)	$156,691	$146,079	$297,425	$370,692	$379,373
Ratio and supplemental data
Expenses to average net assets	0.90%	0.86%	0.87%	0.88%	0.86%
Net investment income, to average net assets	0.94%	1.62%	1.11%	1.22%	0.68%
Portfolio turnover rate	131%	35%	15%	15%	33%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$7.41	$13.83	$14.69	$14.68	$14.21
Investment operations
Net investment income(a)	0.05	0.15	0.13	0.15	0.06
Net realized and unrealized gain (loss)	1.98	(4.66)	(0.02)	2.25	0.48
Total operations	2.03	(4.51)	0.11	2.40	0.54
Distributions
From net investment income	(0.17)	(0.16)	(0.17)	(0.13)	(0.07)
From net realized gains	–	(1.75)	(0.80)	(2.26)	–
Total distributions	(0.17)	(1.91)	(0.97)	(2.39)	(0.07)
Net asset value
End of year	$9.27	$7.41	$13.83	$14.69	$14.68

Total return(b)	27.57%	(36.54%)	0.77%	18.29%	3.81%
Net assets end of year (000’s)	$5,301	$4,065	$11,910	$12,810	$8,680
Ratio and supplemental data
Expenses to average net assets	1.15%	1.11%	1.12%	1.13%	1.11%
Net investment income, to average net assets	0.66%	1.35%	0.86%	0.99%	0.44%
Portfolio turnover rate	131%	35%	15%	15%	33%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts

Financial Highlights

Transamerica Foxhall Emerging Markets/Pacific Rim VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(h)		Service Class Jul 1 to Dec 31, 2009(h)

Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.12		0.38
Net realized and unrealized gain	0.84		0.56
Total operations	0.96		0.94
Net asset value
End of period	$10.96		$10.94

Total return(b)	9.60%	(f)	9.40%	(f)

Net assets end of period (000’s)	$12,102		$4,370
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(g)	1.25%	(g)
Before reimbursement/fee waiver	1.87%	(g)	2.12%	(g)
Net investment income, to average net assets(d)	2.29%	(g)	7.03%	(g)
Portfolio turnover rate(e)	207%	(f)	207%	(f)

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Does not include expenses of the investment companies in which the fund invests.

(d)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying funds.

(f)  Not annualized.

(g)  Annualized.

(h)  Commenced operations on July 1, 2009.

Financial Highlights

Transamerica Foxhall Global Conservative VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(i)		Service Class Jul 1 to Dec 31, 2009(i)

Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.09		0.17
Net realized and unrealized loss	—	(b)	(0.09)
Total operations	0.09		0.08
Net asset value
End of period	$10.09		$10.08

Total return(c)	0.90%	(g)	0.80%	(g)

Net assets end of period (000’s)	$1,880		$2,971
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	3.67%	(h)	3.92%	(h)
Net investment income, to average net assets(e)	1.80%	(h)	3.42%	(h)
Portfolio turnover rate(f)	198%	(g)	198%	(g)

(a)  Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Does not include expenses of the investment companies in which the fund invests.

(e)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f)  Does not include the portfolio activity of the underlying funds.

(g)  Not annualized.

(h)  Annualized.

(i)  Commenced operations on July 1, 2009.

Financial Highlights

Transamerica Foxhall Global Growth VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(h)		Service Class Jul 1 to Dec 31, 2009(h)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.11		0.30
Net realized and unrealized gain	0.92		0.71
Total operations	1.03		1.01
Net asset value
End of period	$11.03		$11.01

Total return(b)	10.30%	(f)	10.10%	(f)

Net assets end of period (000’s)	$12,318		$5,513
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(g)	1.25%	(g)
Before reimbursement/fee waiver	1.87%	(g)	2.12%	(g)
Net investment income, to average net assets(d)	2.04%	(g)	5.46%	(g)
Portfolio turnover rate(e)	255%	(f)	255%	(f)

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Does not include expenses of the investment companies in which the fund invests.

(d)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying funds.

(f)  Not annualized.

(g)  Annualized.

(h)  Commenced operations on July 1, 2009.

Financial Highlights

Transamerica Foxhall Global Hard Asset VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(h)		Service Class Jul 1 to Dec 31, 2009(h)

Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.07		0.23
Net realized and unrealized gain	0.27		0.10
Total operations	0.34		0.33
Net asset value
End of period	$10.34		$10.33

Total return(b)	3.40%	(f)	3.30%	(f)

Net assets end of period (000’s)	$7,065		$3,262
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(g)	1.25%	(g)
Before reimbursement/fee waiver	2.19%	(g)	2.44%	(g)
Net investment income, to average net assets(d)	1.30%	(g)	4.57%	(g)
Portfolio turnover rate(e)	248%	(f)	248%	(f)

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Does not include expenses of the investment companies in which the fund invests.

(d)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying funds.

(f)  Not annualized.

(g)  Annualized.

(h)  Commenced operations on July 1, 2009.

Financial Highlights

Transamerica Growth Opportunities VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008		2007	2006	2005
Net asset value
Beginning of year	$7.74	$18.18		$16.00	$15.69	$14.66
Investment operations
Net investment income (loss)(a)	– (b)	0.03		(0.01)	0.01	0.04
Net realized and unrealized gain (loss)	2.85	(6.12)		3.58	0.76	2.18
Total operations	2.85	(6.09)		3.57	0.77	2.22
Distributions
From net investment income	(0.03)	–		(0.01)	(0.04)	–
From net realized gains	–	(4.35)		(1.38)	(0.42)	(1.19)
Total distributions	(0.03)	(4.35)		(1.39)	(0.46)	(1.19)
Net asset value
End of year	$10.56	$7.74		$18.18	$16.00	$15.69

Total return(c)	36.86%	(40.90%)		23.09%	5.10%	16.23%
Net assets end of year (000’s)	$288,629	$180,962		$485,162	$478,963	$445,761
Ratio and supplemental data
Expenses to average net assets	0.88%	0.85%		0.83%	0.84%	0.86%
Net investment income (loss), to average net assets	0.04%	0.25%		(0.08%)	0.05%	0.30%
Portfolio turnover rate	60%	47%		73%	68%	44%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008		2007	2006	2005
Net asset value
Beginning of year	$7.64	$18.00		$15.88	$15.59	$14.61
Investment operations
Net investment loss(a)	(0.02)	–	(b)	(0.06)	(0.03)	–	(b)
Net realized and unrealized gain (loss)	2.81	(6.05)		3.56	0.75	2.17
Total operations	2.79	(6.05)		3.50	0.72	2.17
Distributions
From net investment income	–	–		–	(0.01)	–
From net realized gains	–	(4.31)		(1.38)	(0.42)	(1.19)
Total distributions	–	(4.31)		(1.38)	(0.43)	(1.19)
Net asset value
End of year	$10.43	$7.64		$18.00	$15.88	$15.59

Total return(c)	36.52%	(41.06%)		22.74%	4.90%	15.93%
Net assets end of year (000’s)	$11,126	$7,425		$20,062	$16,847	$14,980
Ratio and supplemental data
Expenses to average net assets	1.13%	1.10%		1.08%	1.09%	1.11%
Net investment loss, to average net assets	(0.20%)	–%	(d)	(0.33%)	(0.20%)	0.03%
Portfolio turnover rate	60%	47%		73%	68%	44%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Rounds to less than (0.01%) or 0.01%.

Financial Highlights

Transamerica Hanlon Balanced VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.49		0.62
Net realized and unrealized gain	0.91		0.76
Total operations	1.40		1.38
Net asset value
End of period	$11.40		$11.38

Total return(b)	14.00%	(g)	13.80%	(g)

Net assets end of year (000’s)	$5,067		$3,186
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	2.06%	(h)	2.31%	(h)
Net investment income, to average net assets(e)	6.78%	(h)	8.50%	(h)
Portfolio turnover rate(f)	48%	(g)	48%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

Financial Highlights

Transamerica Hanlon Growth VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.48		0.62
Net realized and unrealized gain	1.04		0.88
Total operations	1.52		1.50
Net asset value
End of period	$11.52		$11.50

Total return(b)	15.20%	(g)	15.00%	(g)

Net assets end of year (000’s)	$10,661		$2,093
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	1.53%	(h)	1.78%	(h)
Net investment income, to average net assets(e)	6.64%	(h)	8.51%	(h)
Portfolio turnover rate(f)	68%	(g)	68%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

Financial Highlights

Transamerica Hanlon Growth and Income VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.48		0.58
Net realized and unrealized gain	0.95		0.84
Total operations	1.43		1.42
Net asset value
End of period	$11.43		$11.42

Total return(b)	14.30%	(g)	14.20%	(g)

Net assets end of year (000’s)	$6,712		$2,285
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	1.88%	(h)	2.13%	(h)
Net investment income, to average net assets(e)	6.73%	(h)	8.02%	(h)
Portfolio turnover rate(f)	56%	(g)	56%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

Financial Highlights

Transamerica Hanlon Managed Income VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.35		0.39
Net realized and unrealized gain	0.74		0.69
Total operations	1.09		1.08
Net asset value
End of period	$11.09		$11.08

Total return(b)	10.90%	(g)	10.80%	(g)

Net assets end of year (000’s)	$17,794		$19,495
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	1.32%	(h)	1.57%	(h)
Net investment income, to average net assets(e)	4.90%	(h)	5.29%	(h)
Portfolio turnover rate(f)	99%	(g)	99%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

Financial Highlights

Transamerica Index 35 VP

For a share outstanding throughout each period	Initial Class Nov 19 to Dec 31, 2009(h)		Service Class Nov 19 to Dec 31, 2009(h)
Net asset value
Beginning of year	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.07		0.10
Net realized and unrealized gain	(0.07)		(0.10)
Total operations	0.00		0.00
Net asset value
End of period	$10.00		$10.00

Total return(b)	–%	(f)	–%	(f)

Net assets end of year (000’s)	$250		$1,755
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.37%	(g)	0.62%	(g)
Before reimbursement/fee waiver	27.72%	(g)	27.97%	(g)
Net investment income, to average net assets(d)	5.92%	(g)	8.60%	(g)
Portfolio turnover rate(e)	1%	(f)	1%	(f)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying funds.

(f) Not annualized.

(g) Annualized.

(h) Commenced operations on November 19, 2009.

Financial Highlights

Transamerica Index 50 VP

For a share outstanding throughout each period	Initial Class			Service Class
	December 31, 2009	May 1 to Dec 31, 2008(h)		December 31, 2009	May 1 to Dec 31, 2008(h)
Net asset value
Beginning of year	$8.28	$10.00		$8.26	$10.00
Investment operations
Net investment income(a),(d)	0.26	0.25		0.28	0.38
Net realized and unrealized gain (loss)	1.12	(1.97)		1.08	(2.12)
Total operations	1.38	(1.72)		1.36	(1.74)
Distributions
From net investment income	(0.03)	—		(0.02)	—
Total distributions	(0.03)	—		(0.02)	—
Net asset value
End of year	$9.63	$8.28		$9.60	$8.26

Total return(b)	16.62%	(17.20)%	(f)	16.53%	(17.40)%	(f)

Net assets end of year (000’s)	$378	$315		$191,443	$22,471
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.37%	0.37%	(g)	0.62%	0.62%	(g)
Before reimbursement/fee waiver	0.38%	1.23%	(g)	0.63%	1.48%	(g)
Net investment income, to average net assets(d)	2.91%	4.21%	(g)	3.09%	7.06%	(g)
Portfolio turnover rate(e)	27%	17%	(f)	27%	17%	(f)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying funds.

(f) Not annualized.

(g) Annualized.

(h) Commenced operations on May 1, 2008.

Financial Highlights

Transamerica Index 75 VP

For a share outstanding throughout each period	Initial Class				Service Class
	December 31, 2009		May 1 to Dec 31, 2008(i)		December 31, 2009		May 1 to Dec 31, 2008(i)
Net asset value
Beginning of year	$7.31		$10.00		$7.29		$10.00
Investment operations
Net investment income(a),(e)	0.16		0.33		0.23		0.38
Net realized and unrealized gain (loss)	1.57		(3.02)		1.46		(3.09)
Total operations	1.73		(2.69)		1.69		(2.71)
Distributions
From net investment income	(0.03)		—		(0.03)		—
From net realized gains	—	(b)	—		—	(b)	—
Total distributions	(0.03)		—		(0.03)		—
Net asset value
End of year	$9.01		$7.31		$8.95		$7.29

Total return(c)	23.68%		(26.90)%	(g)	23.18%		(27.10)%	(g)

Net assets end of year (000’s)	$1,016		$2		$431,394		$57
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.37%		0.37%	(h)	0.62%		0.62%	(h)
Before reimbursement/fee waiver	0.35%		0.67%	(h)	0.60%		0.92%	(h)
Net investment income, to average net assets(e)	2.17%		6.63%	(h)	2.75%		7.71%	(h)
Portfolio turnover rate(f)	24%		11%	(g)	24%		11%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

(i) Commenced operations on May 1, 2008.

Financial Highlights

Transamerica Index 100 VP

For a share outstanding throughout each period
	Initial Class Nov 19 to Dec 31, 2009(h)		Service Class Nov 19 to Dec 31, 2009(h)
Net asset value
Beginning of year	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.10		0.14
Net realized and unrealized gain	0.16		0.12
Total operations	0.26		0.26
Net asset value
End of period	$10.26		$10.26

Total return(b)	2.60%	(f)	2.60%	(f)

Net assets end of year (000’s)	$257		$640
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.40%	(g)	0.65%	(g)
Before reimbursement/fee waiver	61.05%	(g)	61.30%	(g)
Net investment income, to average net assets(d)	8.52%	(g)	12.07%	(g)
Portfolio turnover rate(e)	7%	(f)	7%	(f)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying funds.

(f) Not annualized.

(g) Annualized.

(h) Commenced operations on November 19, 2009.

Financial Highlights

Transamerica International Moderate Growth VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,				May 1 to Dec 31, 2006(h)
	2009	2008	2007
Net asset value
Beginning of year	$6.72	$11.12	$10.43		$10.00
Investment operations
Net investment income(a),(c)	0.25	0.26	0.56		0.85
Net realized and unrealized gain (loss)	1.73	(4.14)	0.34		(0.42)
Total operations	1.98	(3.88)	0.90		0.43
Distributions
From net investment income	(0.20)	(0.21)	(0.13)		—
From net realized gains	—	(0.31)	(0.08)		—
Total distributions	(0.20)	(0.52)	(0.21)		—
Net asset value
End of year	$8.50	$6.72	$11.12		$10.43

Total return(b)	29.69%	(36.12)%	8.69%		4.30%	(f)

Net assets end of year (000’s)	$19,430	$15,195	$24,495		$7,516
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.14%	0.15%	0.19%	(i)	0.25%	(g)
Before reimbursement/fee waiver	0.14%	0.15%	0.19%	(i)	0.39%	(g)
Net investment income, to average net assets(c)	3.43%	2.76%	5.05%		12.92%	(g)
Portfolio turnover rate(e)	31%	19%	1%		1%	(f)

For a share outstanding throughout each period	Service Class
	Year Ended December 31,				May 1 to Dec 31, 2006(h)
	2009	2008	2007
Net asset value
Beginning of year	$6.68	$11.08	$10.41		$10.00
Investment operations
Net investment income(a),(c)	0.25	0.28	0.57		0.84
Net realized and unrealized gain (loss)	1.70	(4.17)	0.31		(0.43)
Total operations	1.95	(3.89)	0.88		0.41
Distributions
From net investment income	(0.19)	(0.20)	(0.13)		—
From net realized gains	—	(0.31)	(0.08)		—
Total distributions	(0.19)	(0.51)	(0.21)		—
Net asset value
End of year	$8.44	$6.68	$11.08		$10.41

Total return(b)	29.33%	(36.32)%	8.49%		4.10%	(f)

Net assets end of year (000’s)	$422,402	$255,872	$225,620		$44,053
Ratio and supplemental data

Expenses to average net assets(d)
After reimbursement/fee waiver	0.39%	0.40%	0.44%	(i)	0.50%	(g)
Before reimbursement/fee waiver	0.39%	0.40%	0.44%	(i)	0.64%	(g)
Net investment income, to average net assets(c)	3.40%	3.08%	5.18%		12.63%	(g)
Portfolio turnover rate(e)	31%	19%	1%		1%	(f)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying affiliated funds.

(f) Not annualized.

(g) Annualized.

(h) Commenced operations on May 1, 2006.

(i) Ratio is inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

Financial Highlights

Transamerica Jennison Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008		2007	2006	2005
Net asset value
Beginning of year	$5.00	$8.25		$7.86	$8.55	$8.01
Investment operations
Net investment income (loss)(a)	0.01	0.02		0.01	0.01	(0.01)
Net realized and unrealized gain (loss)	2.04	(2.99)		0.86	0.08	1.07
Total operations	2.05	(2.97)		0.87	0.09	1.06
Distributions
From net investment income	(0.01)	(0.01)		(0.01)	–	(0.02)
From net realized gains	–	(0.27)		(0.47)	(0.78)	(0.50)
Total distributions	(0.01)	(0.28)		(0.48)	(0.78)	(0.52)
Net asset value
End of year	$7.04	$5.00		$8.25	$7.86	$8.55

Total return(c)	41.00%	(37.01%)		11.51%	1.96%	13.79%
Net assets end of year (000's)	$476,900	$192,623		$161,847	$145,174	$152,630
Ratio and supplemental data
Expenses to average net assets	0.85%	0.86%		0.86%	0.87%	0.87%
Net investment income (loss), to average net assets	0.16%	0.29%		0.16%	0.07%	(0.14%)
Portfolio turnover rate	76%	74%		72%	78%	67%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008		2007	2006	2005
Net asset value
Beginning of year	$4.94	$8.16		$7.79	$8.51	$7.98
Investment operations
Net investment loss(a)	(0.01)	–	(b)	(0.01)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	2.02	(2.95)		0.85	0.08	1.06
Total operations	2.01	(2.95)		0.84	0.06	1.03
Distributions
From net investment income	–	–		–	–	–	(b)
From net realized gains	–	(0.27)		(0.47)	(0.78)	(0.50)
Total distributions	–	(0.27)		(0.47)	(0.78)	(0.50)
Net asset value
End of year	$6.95	$4.94		$8.16	$7.79	$8.51

Total return(c)	40.69%	(37.11%)		11.28%	1.60%	13.52%
Net assets end of year (000's)	$3,324	$695		$1,223	$838	$469
Ratio and supplemental data
Expenses to average net assets	1.10%	1.11%		1.11%	1.12%	1.12%
Net investment income (loss), to average net assets	(0.13%)	0.01%		(0.13%)	(0.21%)	(0.41%)
Portfolio turnover rate	76%	74%		72%	78%	67%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Financial Highlights

Transamerica JPMorgan Core Bond VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.95	$11.81	$11.66	$11.83	$12.23
Investment operations
Net investment income(a)	0.73	0.58	0.52	0.53	0.54
Net realized and unrealized gain (loss)	0.40	0.06	0.26	(0.07)	(0.26)
Total operations	1.13	0.64	0.78	0.46	0.28
Distributions
From net investment income	(0.58)	(0.50)	(0.63)	(0.63)	(0.66)
From net realized gains	(0.09)	–	–	–	(0.02)
Total distributions	(0.67)	(0.50)	(0.63)	(0.63)	(0.68)
Net asset value
End of year	$12.41	$11.95	$11.81	$11.66	$11.83

Total return(b)	9.58%	5.58%	6.85%	3.92%	2.30%
Net assets end of year (000's)	$159,532	$135,307	$142,788	$157,167	$185,820
Ratio and supplemental data
Expenses to average net assets	0.57%	0.55%	0.58%	0.57%	0.59%
Net investment income, to average net assets	5.95%	4.88%	4.46%	4.54%	4.42%
Portfolio turnover rate	18%	28%	4%	5%	6%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$12.58	$12.43	$12.24	$12.41	$12.81
Investment operations
Net investment income(a)	0.74	0.58	0.52	0.53	0.53
Net realized and unrealized gain (loss)	0.43	0.06	0.27	(0.09)	(0.27)
Total operations	1.17	0.64	0.79	0.44	0.26
Distributions
From net investment income	(0.55)	(0.49)	(0.60)	(0.61)	(0.64)
From net realized gains	(0.09)	–	–	–	(0.02)
Total distributions	(0.64)	(0.49)	(0.60)	(0.61)	(0.66)
Net asset value
End of year	$13.11	$12.58	$12.43	$12.24	$12.41

Total return(b)	9.38%	5.25%	6.61%	3.63%	2.07%
Net assets end of year (000's)	$16,511	$13,957	$11,460	$10,591	$8,293
Ratio and supplemental data
Expenses to average net assets	0.82%	0.80%	0.83%	0.82%	0.84%
Net investment income, to average net assets	5.73%	4.65%	4.21%	4.29%	4.16%
Portfolio turnover rate	18%	28%	4%	5%	6%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Financial Highlights

Transamerica JPMorgan Enhanced Index VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.15	$16.43	$16.35	$14.34	$14.04
Investment operations
Net investment income(a)	0.14	0.20	0.19	0.17	0.13
Net realized and unrealized gain (loss)	2.26	(5.49)	0.56	2.01	0.35
Total operations	2.40	(5.29)	0.75	2.18	0.48
Distributions
From net investment income	(0.19)	(0.23)	(0.21)	(0.17)	(0.18)
From net realized gains	–	(2.76)	(0.46)	–	–
Total distributions	(0.19)	(2.99)	(0.67)	(0.17)	(0.18)
Net asset value
End of year	$10.36	$8.15	$16.43	$16.35	$14.34

Total return(b)	29.59%	(37.35%)	4.54%	15.31%	3.46%
Net assets end of year (000’s)	$107,759	$83,543	$164,761	$193,322	$200,857
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.84%	0.82%	0.81%	0.81%	0.83%
Before reimbursement/fee waiver	0.85%	0.82%	0.81%	0.81%	0.83%
Net investment income, to average net assets	1.57%	1.59%	1.13%	1.16%	0.95%
Portfolio turnover rate	117%	74%	55%	55%	42%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.17	$16.45	$16.37	$14.36	$14.08
Investment operations
Net investment income(a)	0.12	0.17	0.15	0.14	0.10
Net realized and unrealized gain (loss)	2.26	(5.50)	0.56	2.00	0.35
Total operations	2.38	(5.33)	0.71	2.14	0.45
Distributions
From net investment income	(0.15)	(0.19)	(0.17)	(0.13)	(0.17)
From net realized gains	–	(2.76)	(0.46)	–	–
Total distributions	(0.15)	(2.95)	(0.63)	(0.13)	(0.17)
Net asset value
End of year	$10.40	$8.17	$16.45	$16.37	$14.36

Total return(b)	29.32%	(37.52%)	4.30%	14.96%	3.20%
Net assets end of year (000’s)	$4,671	$3,116	$7,051	$6,851	$7,462
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.09%	1.07%	1.06%	1.06%	1.08%
Before reimbursement/fee waiver	1.10%	1.07%	1.06%	1.06%	1.08%
Net investment income, to average net assets	1.32%	1.32%	0.88%	0.91%	0.71%
Portfolio turnover rate	117%	74%	55%	55%	42%
(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Financial Highlights

Transamerica JPMorgan Mid Cap Value VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.25	$15.79	$16.60	$15.89	$14.81
Investment operations
Net investment income(a)	0.18	0.19	0.19	0.17	0.13
Net realized and unrealized gain (loss)	2.22	(4.89)	0.29	2.39	1.22
Total operations	2.40	(4.70)	0.48	2.56	1.35
Distributions
From net investment income	(0.18)	(0.20)	(0.17)	(0.15)	(0.03)
From net realized gains	(0.31)	(1.64)	(1.12)	(1.70)	(0.24)
Total distributions	(0.49)	(1.84)	(1.29)	(1.85)	(0.27)
Net asset value
End of year	$11.16	$9.25	$15.79	$16.60	$15.89

Total return(b)	26.41%	(32.88%)	2.83%	17.25%	9.15%
Net assets end of year (000’s)	$238,019	$190,306	$336,861	$353,498	$338,377
Ratio and supplemental data
Expenses to average net assets	0.89%	0.88%	0.87%	0.88%	0.89%	(c)
Net investment income, to average net assets	1.85%	1.40%	1.10%	1.02%	0.82%
Portfolio turnover rate	34%	43%	45%	40%	68%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.22	$15.73	$16.54	$15.83	$14.77
Investment operations
Net investment income(a)	0.16	0.14	0.15	0.13	0.09
Net realized and unrealized gain (loss)	2.21	(4.87)	0.28	2.37	1.22
Total operations	2.37	(4.73)	0.43	2.50	1.31
Distributions
From net investment income	(0.13)	(0.14)	(0.12)	(0.09)	(0.01)
From net realized gains	(0.31)	(1.64)	(1.12)	(1.70)	(0.24)
Total distributions	(0.44)	(1.78)	(1.24)	(1.79)	(0.25)
Net asset value
End of year	$11.15	$9.22	$15.73	$16.54	$15.83

Total return(b)	26.12%	(33.08%)	2.53%	16.96%	8.86%
Net assets end of year (000’s)	$669	$161	$435	$516	$614
Ratio and supplemental data
Expenses to average net assets	1.14%	1.13%	1.12%	1.13%	1.14%	(c)
Net investment income, to average net assets	1.63%	1.08%	0.89%	0.77%	0.59%
Portfolio turnover rate	34%	43%	45%	40%	68%

(a)  Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Includes recaptured expense by the investment adviser. The impact of recaptured expense was 0.02%.

Financial Highlights

Transamerica MFS International Equity VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$4.98	$8.88	$10.03	$8.75	$8.61
Investment operations
Net investment income(a)	0.08	0.15	0.18	0.08	0.11
Net realized and unrealized gain (loss)	1.53	(3.04)	0.63	1.88	0.92
Total operations	1.61	(2.89)	0.81	1.96	1.03
Distributions
From net investment income	(0.15)	(0.13)	(0.10)	(0.14)	(0.07)
From net realized gains	—	(0.88)	(1.86)	(0.54)	(0.82)
Total distributions	(0.15)	(1.01)	(1.96)	(0.68)	(0.89)
Net asset value
End of year	$6.44	$4.98	$8.88	$10.03	$8.75

Total return(b)	32.68%	(35.29%)	9.15%	23.07%	12.86%
Net assets end of year (000’s)	$191,514	$167,025	$327,306	$354,278	$265,260
Ratio and supplemental data
Expenses to average net assets	1.08%	1.05%	1.05%	1.07%	1.10%
Net investment income, to average net assets	1.58%	2.03%	1.77%	0.79%	1.30%
Portfolio turnover rate	18%	26%	35%	138%	103%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$4.92	$8.80	$9.97	$8.70	$8.59
Investment operations
Net investment income(a)	0.06	0.12	0.12	0.05	0.08
Net realized and unrealized gain (loss)	1.51	(3.01)	0.66	1.89	0.91
Total operations	1.57	(2.89)	0.78	1.94	0.99
Distributions
From net investment income	(0.13)	(0.11)	(0.09)	(0.13)	(0.06)
From net realized gains	—	(0.88)	(1.86)	(0.54)	(0.82)
Total distributions	(0.13)	(0.99)	(1.95)	(0.67)	(0.88)
Net asset value
End of year	$6.36	$4.92	$8.80	$9.97	$8.70

Total return(b)	32.24%	(35.54%)	8.87%	22.92%	12.42%
Net assets end of year (000’s)	$13,324	$7,656	$14,658	$8,120	$3,850
Ratio and supplemental data
Expenses to average net assets	1.33%	1.30%	1.30%	1.32%	1.35%
Net investment income, to average net assets	1.17%	1.76%	1.27%	0.55%	0.97%
Portfolio turnover rate	18%	26%	35%	138%	103%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Financial Highlights

Transamerica Money Market VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value
Beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00
Investment operations
Net investment income(a)	–	(b)	0.02	0.05	0.05	0.03
Total operations	–	(b)	0.02	0.05	0.05	0.03
Distributions
From net investment income	–	(b)	(0.02)	(0.05)	(0.05)	(0.03)
Total distributions	–	(b)	(0.02)	(0.05)	(0.05)	(0.03)
Net asset value
End of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total return(c)	0.13%		2.37%	4.91%	4.74%	2.89%
Net assets end of year (000’s)	$493,531		$806,629	$495,893	$454,784	$347,350
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.36%	(d)	0.41%	0.40%	0.40%	0.40%
Before reimbursement/fee waiver	0.43%	(d)	0.41%	0.40%	0.40%	0.40%
Net investment income, to average net assets	0.15%		2.31%	4.88%	4.69%	2.84%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value
Beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00
Investment operations
Net investment income(a)	–	(b)	0.02	0.05	0.04	0.03
Total operations	–	(b)	0.02	0.05	0.04	0.03
Distributions
From net investment income	–	(b)	(0.02)	(0.05)	(0.04)	(0.03)
Total distributions	–	(b)	(0.02)	(0.05)	(0.04)	(0.03)
Net asset value
End of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total return(c)	0.04%		2.28%	4.65%	4.48%	2.63%
Net assets end of year (000’s)	$250,760		$297,764	$94,703	$43,663	$29,402
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.46%	(d)	0.66%	0.65%	0.65%	0.65%
Before reimbursement/fee waiver	0.68%	(d)	0.66%	0.65%	0.65%	0.65%
Net investment income, to average net assets	0.04%		1.95%	4.62%	4.47%	2.69%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratios are inclusive of Treasury expense. The impact of this expense was 0.03% on the Initial Class and 0.02% on the Service Class.

Financial Highlights

Transamerica Morgan Stanley Active International Allocation VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value
Beginning of year	$8.73		$17.16	$15.29	$12.42	$11.30
Investment operations
Net investment income(a)	0.15		0.28	0.29	0.25	0.18
Net realized and unrealized gain (loss)	2.10		(6.34)	2.05	2.67	1.34
Total operations	2.25		(6.06)	2.34	2.92	1.52
Distributions
From net investment income	(0.02)		(0.49)	(0.47)	(0.05)	(0.40)
From net realized gains	(0.15)		(1.88)	–	–	–
Total distributions	(0.17)		(2.37)	(0.47)	(0.05)	(0.40)
Net asset value
End of year	$10.81		$8.73	$17.16	$15.29	$12.42

Total return(c)	25.88%		(38.83%)	15.60%	23.51%	13.79%
Net assets end of year (000’s)	$129,300		$120,650	$247,159	$230,638	$190,875
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.07%		1.07%	1.02%	0.94%	0.94%
Before reimbursement/fee waiver	1.12%		1.09%	1.04%	1.05%	1.12%
Net investment income, to average net assets	1.66%		2.08%	1.75%	1.84%	1.62%
Portfolio turnover rate	38%		27%	27%	17%	22%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value
Beginning of year	$8.70		$17.12	$15.28	$12.43	$11.32
Investment operations
Net investment income(a)	0.12		0.25	0.25	0.21	0.15
Net realized and unrealized gain (loss)	2.10		(6.33)	2.04	2.67	1.36
Total operations	2.22		(6.08)	2.29	2.88	1.51
Distributions
From net investment income	–	(b)	(0.46)	(0.45)	(0.03)	(0.40)
From net realized gains	(0.15)		(1.88)	–	–	–
Total distributions	(0.15)		(2.34)	(0.45)	(0.03)	(0.40)
Net asset value
End of year	$10.77		$8.70	$17.12	$15.28	$12.43

Total return(c)	25.68%		(39.05%)	15.27%	23.18%	13.61%
Net assets end of year (000’s)	$13,613		$9,046	$17,983	$12,147	$4,917
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.32%		1.32%	1.27%	1.19%	1.19%
Before reimbursement/fee waiver	1.37%		1.34%	1.29%	1.30%	1.37%
Net investment income, to average net assets	1.30%		1.84%	1.47%	1.48%	1.27%
Portfolio turnover rate	38%		27%	27%	17%	22%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Financial Highlights

Transamerica Morgan Stanley Mid-Cap Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008		2007	2006		2005
Net asset value
Beginning of year	$13.59	$25.83		$21.08	$19.18		$17.85
Investment operations
Net investment income (loss)(a)	0.03	–	(b)	0.11	0.05		(0.02)
Net realized and unrealized gain (loss)	8.20	(11.80)		4.64	1.85		1.37
Total operations	8.23	(11.80)		4.75	1.90		1.35
Distributions
From net investment income	–	(0.44)		–	–		(0.02)
Total distributions	–	(0.44)		–	–		(0.02)
Net asset value
End of year	$21.82	$13.59		$25.83	$21.08		$19.18

Total return(c)	60.56%	(46.29%)		22.53%	9.91%		7.55%
Net assets end of year (000’s)	$437,513	$294,219		$648,069	$593,375		$642,496
Ratio and supplemental data
Expenses to average net assets	0.93%	0.87%		0.89%	0.89%		0.92%
Net investment income (loss), to average net assets	0.16%	0.03%		0.47%	0.24%		(0.13%)
Portfolio turnover rate	35%	39%		76%	65%		177%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008		2007	2006		2005
Net asset value
Beginning of year	$13.44	$25.56		$20.91	$19.07		$17.78
Investment operations
Net investment income (loss)(a)	(0.01)	(0.05)		0.05	–	(b)	(0.07)
Net realized and unrealized gain (loss)	8.09	(11.68)		4.60	1.84		1.36
Total operations	8.08	(11.73)		4.65	1.84		1.29
Distributions
From net investment income	–	(0.39)		–	–		–
Total distributions	–	(0.39)		–	–		–
Net asset value
End of year	$21.52	$13.44		$25.56	$20.91		$19.07

Total return(c)	60.12%	(46.44%)		22.24%	9.59%		7.31%
Net assets end of year (000’s)	$10,729	$4,363		$12,057	$6,634		$4,758
Ratio and supplemental data
Expenses to average net assets	1.18%	1.12%		1.14%	1.14%		1.17%
Net investment income (loss), to average net assets	(0.06%)	(0.22%)		0.21%	–%	(d)	(0.40%)
Portfolio turnover rate	35%	39%		76%	65%		177%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Rounds to less than (0.01%) or 0.01%.

Financial Highlights

Transamerica Multi Managed Large Cap Core VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.09	$19.04	$18.73	$18.23	$16.90
Investment operations
Net investment income(a)	0.10	0.18	0.19	0.15	0.14
Net realized and unrealized gain (loss)	4.02	(7.25)	1.50	1.59	1.43
Total operations	4.12	(7.07)	1.69	1.74	1.57
Distributions
From net investment income	(0.09)	(0.23)	(0.19)	(0.18)	(0.24)
From net realized gains	–	(2.65)	(1.19)	(1.06)	–
Total distributions	(0.09)	(2.88)	(1.38)	(1.24)	(0.24)
Net asset value
End of year	$13.12	$9.09	$19.04	$18.73	$18.23

Total return(b)	45.41%	(42.08%)	9.25%	10.33%	9.41%
Net assets end of year (000’s)	$199,996	$73,100	$153,192	$180,443	$208,119
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.84%	0.83%	0.82%	0.82%	0.82%
Before reimbursement/fee waiver	0.85%	0.83%	0.82%	0.82%	0.82%
Net investment income, to average net assets	0.91%	1.20%	0.97%	0.81%	0.84%
Portfolio turnover rate	73%	37%	37%	40%	50%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.27	$19.36	$19.04	$18.52	$17.19
Investment operations
Net investment income(a)	0.07	0.14	0.15	0.10	0.10
Net realized and unrealized gain (loss)	4.10	(7.38)	1.51	1.63	1.45
Total operations	4.17	(7.24)	1.66	1.73	1.55
Distributions
From net investment income	(0.08)	(0.20)	(0.15)	(0.15)	(0.22)
From net realized gains	–	(2.65)	(1.19)	(1.06)	–
Total distributions	(0.08)	(2.85)	(1.34)	(1.21)	(0.22)
Net asset value
End of year	$13.36	$9.27	$19.36	$19.04	$18.52

Total return(b)	45.09%	(42.20%)	8.94%	10.06%	9.12%
Net assets end of year (000’s)	$12,453	$1,852	$1,878	$1,428	$1,076
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.09%	1.08%	1.06%	1.07%	1.07%
Before reimbursement/fee waiver	1.10%	1.08%	1.06%	1.07%	1.07%
Net investment income, to average net assets	0.65%	0.98%	0.74%	0.55%	0.59%
Portfolio turnover rate	73%	37%	37%	40%	50%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Financial Highlights

Transamerica PIMCO Total Return VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007		2006	2005
Net asset value
Beginning of year	$10.66	$11.65	$10.98		$10.91	$11.12
Investment operations
Net investment income(a)	0.52	0.55	0.50		0.45	0.36
Net realized and unrealized gain (loss)	1.16	(0.86)	0.46		–	(0.10)
Total operations	1.68	(0.31)	0.96		0.45	0.26
Distributions
From net investment income	(0.73)	(0.51)	(0.29)		(0.38)	(0.20)
From net realized gains	(0.36)	(0.17)	–	(b)	–	(0.27)
Total distributions	(1.09)	(0.68)	(0.29)		(0.38)	(0.47)
Net asset value
End of year	$11.25	$10.66	$11.65		$10.98	$10.91

Total return(c)	16.03%	(2.79%)	8.95%		4.21%	2.33%
Net assets end of year (000’s)	$1,365,123	$1,213,602	$1,292,286		$976,434	$726,038
Ratio and supplemental data
Expenses to average net assets	0.70%	0.70%	0.70%		0.73%	0.74%
Net investment income, to average net assets	4.62%	4.87%	4.47%		4.13%	3.28%
Portfolio turnover rate	729%	740%	728%		709%	387%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007		2006	2005
Net asset value
Beginning of year	$10.66	$11.67	$11.00		$10.93	$11.16
Investment operations
Net investment income(a)	0.48	0.51	0.47		0.42	0.34
Net realized and unrealized gain (loss)	1.17	(0.85)	0.47		0.01	(0.11)
Total operations	1.65	(0.34)	0.94		0.43	0.23
Distributions
From net investment income	(0.72)	(0.50)	(0.27)		(0.36)	(0.19)
From net realized gains	(0.36)	(0.17)	–	(b)	–	(0.27)
Total distributions	(1.08)	(0.67)	(0.27)		(0.36)	(0.46)
Net asset value
End of year	$11.23	$10.66	$11.67		$11.00	$10.93

Total return(c)	15.75%	(3.07%)	8.80%		3.90%	2.03%
Net assets end of year (000’s)	$248,133	$65,268	$32,336		$24,957	$23,661
Ratio and supplemental data
Expenses to average net assets	0.95%	0.95%	0.95%		0.98%	0.99%
Net investment income, to average net assets	4.28%	4.55%	4.23%		3.86%	3.10%
Portfolio turnover rate	729%	740%	728%		709%	387%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Financial Highlights

Transamerica ProFund UltraBear VP

For a share outstanding throughout each period	Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment loss(a), (e)	(0.05)
Net realized and unrealized loss	(4.27)
Total operations	(4.32)
Net asset value
End of period	$5.68

Total return(b)	(43.20%)	(g)
Net assets end of year (000’s)	$995
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.23%	(h)
Before reimbursement/fee waiver	12.53%	(h)
Net investment loss, to average net assets(e)	(1.21%)	(h)
Portfolio turnover rate(f)	—%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

Financial Highlights

Transamerica Small/Mid Cap Value VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.60	$22.10	$19.58	$18.33	$16.94
Investment operations
Net investment income(a)	0.14	0.28	0.34	0.19	0.16
Net realized and unrealized gain (loss)	4.84	(8.43)	4.35	2.94	2.11
Total operations	4.98	(8.15)	4.69	3.13	2.27
Distributions
From net investment income	(0.44)	(0.29)	(0.21)	(0.18)	(0.08)
From net realized gains	–	(2.06)	(1.96)	(1.70)	(0.80)
Total distributions	(0.44)	(2.35)	(2.17)	(1.88)	(0.88)
Net asset value
End of year	$16.14	$11.60	$22.10	$19.58	$18.33

Total return(b)	43.21%	(40.86%)	24.74%	18.05%	13.56%
Net assets end of year (000’s)	$222,235	$175,980	$463,795	$409,879	$407,351
Ratio and supplemental data
Expenses to average net assets	0.88%	0.86%	0.85%	0.86%	0.86%
Net investment income, to average net assets	1.03%	1.52%	1.57%	0.98%	0.92%
Portfolio turnover rate	89%	60%	18%	24%	33%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.49	$21.94	$19.48	$18.26	$16.92
Investment operations
Net investment income(a)	0.12	0.23	0.27	0.14	0.15
Net realized and unrealized gain (loss)	4.78	(8.36)	4.33	2.94	2.06
Total operations	4.90	(8.13)	4.60	3.08	2.21
Distributions
From net investment income	(0.38)	(0.26)	(0.18)	(0.16)	(0.07)
From net realized gains	–	(2.06)	(1.96)	(1.70)	(0.80)
Total distributions	(0.38)	(2.32)	(2.14)	(1.86)	(0.87)
Net asset value
End of year	$16.01	$11.49	$21.94	$19.48	$18.26

Total return(b)	42.90%	(41.05%)	24.39%	17.82%	13.26%
Net assets end of year (000’s)	$24,407	$12,628	$31,226	$15,822	$10,717
Ratio and supplemental data
Expenses to average net assets	1.13%	1.11%	1.10%	1.11%	1.11%
Net investment income, to average net assets	0.91%	1.29%	1.27%	0.73%	0.82%
Portfolio turnover rate	89%	60%	18%	24%	33%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Financial Highlights

Transamerica T. Rowe Price Small Cap VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$5.27	$10.27	$10.36	$11.08	$12.35
Investment operations
Net investment loss(a)	(0.01)	(0.01)	(0.04)	(0.05)	(0.04)
Net realized and unrealized gain (loss)	2.02	(3.04)	1.03	0.35	1.21
Total operations	2.01	(3.05)	0.99	0.30	1.17
Distributions
From net realized gains	(0.25)	(1.95)	(1.08)	(1.02)	(2.44)
Total distributions	(0.25)	(1.95)	(1.08)	(1.02)	(2.44)
Net asset value
End of year	$7.03	$5.27	$10.27	$10.36	$11.08

Total return(b)	38.70%	(36.25%)	9.61%	3.59%	10.61%
Net assets end of year (000’s)	$128,238	$102,260	$224,187	$253,644	$326,681
Ratio and supplemental data
Expenses to average net assets	0.88%	0.83%	0.82%	0.84%	0.81%
Net investment loss, to average net assets	(0.26%)	(0.13%)	(0.40%)	(0.48%)	(0.36%)
Portfolio turnover rate	34%	30%	45%	34%	49%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$5.19	$10.14	$10.25	$11.00	$12.30
Investment operations
Net investment loss(a)	(0.03)	(0.03)	(0.07)	(0.08)	(0.07)
Net realized and unrealized gain (loss)	1.99	(3.00)	1.01	0.35	1.21
Total operations	1.96	(3.03)	0.94	0.27	1.14
Distributions
From net realized gains	(0.25)	(1.92)	(1.05)	(1.02)	(2.44)
Total distributions	(0.25)	(1.92)	(1.05)	(1.02)	(2.44)
Net asset value
End of year	$6.90	$5.19	$10.14	$10.25	$11.00

Total return(b)	38.33%	(36.40%)	9.27%	3.34%	10.40%
Net assets end of year (000’s)	$14,382	$7,434	$16,329	$17,411	$16,877
Ratio and supplemental data
Expenses to average net assets	1.13%	1.08%	1.07%	1.09%	1.06%
Net investment loss, to average net assets	(0.48%)	(0.38%)	(0.64%)	(0.73%)	(0.63%)
Portfolio turnover rate	34%	30%	45%	34%	49%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Financial Highlights

Transamerica Third Avenue Value VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.50	$21.75	$26.33	$24.22	$20.98
Investment operations
Net investment income(a)	0.13	0.17	0.27	0.25	0.17
Net realized and unrealized gain (loss)	2.78	(7.09)	0.07	3.49	3.74
Total operations	2.91	(6.92)	0.34	3.74	3.91
Distributions
From net investment income	–	(0.70)	(1.07)	(0.21)	(0.12)
From net realized gains	(0.69)	(5.63)	(3.85)	(1.42)	(0.55)
Total distributions	(0.69)	(6.33)	(4.92)	(1.63)	(0.67)
Net asset value
End of year	$10.72	$8.50	$21.75	$26.33	$24.22

Total return(b)	34.88%	(41.15%)	1.20%	16.07%	18.81%
Net assets end of year (000’s)	$185,277	$160,338	$358,128	$1,121,918	$971,322
Ratio and supplemental data
Expenses to average net assets	0.92%	0.88%	0.87%	0.86%	0.87%
Net investment income, to average net assets	1.36%	1.06%	1.05%	1.00%	0.74%
Portfolio turnover rate	8%	13%	13%	17%	19%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.50	$21.70	$26.30	$24.21	$21.02
Investment operations
Net investment income(a)	0.10	0.14	0.19	0.19	0.12
Net realized and unrealized gain (loss)	2.78	(7.09)	0.08	3.49	3.73
Total operations	2.88	(6.95)	0.27	3.68	3.85
Distributions
From net investment income	–	(0.62)	(1.02)	(0.17)	(0.11)
From net realized gains	(0.69)	(5.63)	(3.85)	(1.42)	(0.55)
Total distributions	(0.69)	(6.25)	(4.87)	(1.59)	(0.66)
Net asset value
End of year	$10.69	$8.50	$21.70	$26.30	$24.21

Total return(b)	34.52%	(41.28%)	0.94%	15.78%	18.47%
Net assets end of year (000’s)	$19,759	$16,916	$52,218	$53,118	$36,086
Ratio and supplemental data
Expenses to average net assets	1.17%	1.13%	1.12%	1.11%	1.12%
Net investment income, to average net assets	1.12%	0.83%	0.74%	0.74%	0.53%
Portfolio turnover rate	8%	13%	13%	17%	19%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Financial Highlights

Transamerica U.S. Government Securities VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$12.64	$12.00	$11.86	$11.94	$12.32
Investment operations
Net investment income(a)	0.39	0.44	0.54	0.52	0.43
Net realized and unrealized gain (loss)	0.17	0.47	0.16	(0.14)	(0.15)
Total operations	0.56	0.91	0.70	0.38	0.28
Distributions
From net investment income	(0.31)	(0.27)	(0.56)	(0.44)	(0.50)
From net realized gains	–	–	–	(0.02)	(0.16)
Total distributions	(0.31)	(0.27)	(0.56)	(0.46)	(0.66)
Net asset value
End of year	$12.89	$12.64	$12.00	$11.86	$11.94

Total return(b)	4.47%	7.66%	6.05%	3.27%	2.23%
Net assets end of year (000’s)	$202,820	$247,964	$149,664	$164,070	$186,335
Ratio and supplemental data
Expenses to average net assets	0.61%	0.60%	0.62%	0.62%	0.67%
Net investment income, to average net assets	3.09%	3.60%	4.56%	4.41%	3.50%
Portfolio turnover rate	157%	200%	170%	184%	92%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$12.86	$12.23	$12.09	$12.18	$12.53
Investment operations
Net investment income(a)	0.37	0.39	0.52	0.51	0.41
Net realized and unrealized gain (loss)	0.16	0.51	0.16	(0.14)	(0.16)
Total operations	0.53	0.90	0.68	0.37	0.25
Distributions
From net investment income	(0.29)	(0.27)	(0.54)	(0.44)	(0.44)
From net realized gains	–	–	–	(0.02)	(0.16)
Total distributions	(0.29)	(0.27)	(0.54)	(0.46)	(0.60)
Net asset value
End of year	$13.10	$12.86	$12.23	$12.09	$12.18

Total return(b)	4.20%	7.42%	5.78%	3.06%	1.98%
Net assets end of year (000’s)	$468,117	$620,178	$26,213	$8,572	$7,558
Ratio and supplemental data
Expenses to average net assets	0.86%	0.85%	0.87%	0.87%	0.92%
Net investment income, to average net assets	2.84%	3.14%	4.29%	4.27%	3.27%
Portfolio turnover rate	157%	200%	170%	184%	92%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Financial Highlights

Transamerica WMC Diversified Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$14.98	$28.90	$25.95	$23.87	$20.88
Investment operations
Net investment income (loss)(a)	0.10	0.15	0.05	0.01	(0.02)
Net realized and unrealized gain (loss)	4.26	(13.09)	4.07	2.07	3.43
Total operations	4.36	(12.94)	4.12	2.08	3.41
Distributions
From net investment income	(0.16)	(0.06)	(0.01)	–	(0.08)
From net realized gains	–	(0.92)	(1.16)	–	(0.34)
Total distributions	(0.16)	(0.98)	(1.17)	–	(0.42)
Net asset value
End of year	$19.18	$14.98	$28.90	$25.95	$23.87

Total return(b)	29.20%	(46.00%)	16.29%	8.71%	16.54%
Net assets end of year (000’s)	$1,727,961	$1,442,534	$2,938,220	$3,324,168	$1,670,310
Ratio and supplemental data
Expenses to average net assets	0.79%	0.76%	0.76%	0.77%	0.80%
Net investment income (loss), to average net assets	0.63%	0.63%	0.18%	0.04%	(0.10%)
Portfolio turnover rate	43%	33%	38%	47%	34%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$14.80	$28.59	$25.73	$23.73	$20.80
Investment operations
Net investment income (loss)(a)	0.06	0.08	(0.02)	(0.05)	(0.07)
Net realized and unrealized gain (loss)	4.21	(12.95)	4.04	2.05	3.40
Total operations	4.27	(12.87)	4.02	2.00	3.33
Distributions
From net investment income	(0.08)	–	–	–	(0.06)
From net realized gains	–	(0.92)	(1.16)	–	(0.34)
Total distributions	(0.08)	(0.92)	(1.16)	–	(0.40)
Net asset value
End of year	$18.99	$14.80	$28.59	$25.73	$23.73

Total return(b)	28.90%	(46.17%)	16.04%	8.38%	16.28%
Net assets end of year (000’s)	$29,463	$23,553	$69,701	$64,730	$37,784
Ratio and supplemental data
Expenses to average net assets	1.04%	1.01%	1.01%	1.02%	1.05%
Net investment income (loss), to average net assets	0.37%	0.35%	(0.07%)	(0.22%)	(0.35%)
Portfolio turnover rate	43%	33%	38%	47%	34%
(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Financial Highlights

Transamerica WMC Diversified Growth II VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$4.70	$10.32	$9.50	$9.49	$11.66
Investment operations
Net investment income(a)	0.06	0.09	0.06	0.05	0.04
Net realized and unrealized gain (loss)	1.48	(4.28)	1.55	0.72	1.62
Total operations	1.54	(4.19)	1.61	0.77	1.66
Distributions
From net investment income	(0.08)	(0.07)	(0.05)	(0.04)	(0.14)
From net realized gains	–	(1.36)	(0.74)	(0.72)	(3.69)
Total distributions	(0.08)	(1.43)	(0.79)	(0.76)	(3.83)
Net asset value
End of year	$6.16	$4.70	$10.32	$9.50	$9.49

Total return(b)	32.95%	(45.59%)	17.72%	8.76%	17.29%
Net assets end of year (000’s)	$14,019	$10,956	$21,551	$19,409	$19,991
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Before reimbursement/fee waiver	0.56%	0.47%	0.47%	0.45%	0.44%
Net investment income, to average net assets	1.07%	1.08%	0.64%	0.49%	0.36%
Portfolio turnover rate	46%	32%	47%	19%	29%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Transamerica Series Trust

P.O. Box 9012

Clearwater, FL 33758-9012

Customer Service: 1-888-233-4339

ADDITIONAL INFORMATION about these portfolios is contained in the Statement of Additional Information, dated May 1, 2010, and in the annual and semi-annual reports to shareholders. The Statement of Additional Information is incorporated by reference into this prospectus. Other information about these portfolios has been filed with and is available from the U.S. Securities and Exchange Commission (“SEC”). Information about the portfolios (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Copies of this information may be obtained upon payment of a duplication fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549-0102. Reports and other information about the portfolios are also available on the SEC’s Internet site at http://www.sec.gov.

To obtain a copy of the Statement of Additional Information or the annual and semi-annual reports, without charge, or to request other information or make other inquiries about these portfolios, call 1-888-233-4339. In the Transamerica Series Trust’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the portfolios’ performance during the last fiscal year.

The Investment Company Act File Number for Transamerica Series Trust is 811-04419.

www.transamericafunds.com Distributor: Transamerica Capital, Inc.

Transamerica Series Trust

PROSPECTUS

May 1, 2010

Fund_____________________________________

Transamerica Balanced VP
Transamerica BlackRock Large Cap Value VP
Transamerica Diversified Equity VP
Transamerica Federated Market Opportunity VP
Transamerica JPMorgan Core Bond VP
Transamerica MFS International Equity VP
Transamerica Money Market VP
Transamerica Morgan Stanley Mid-Cap Growth VP
Transamerica Third Avenue Value VP
Transamerica WMC Diversified Growth VP

None of the portfolios of Transamerica Series Trust have a ticker symbol.

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Not insured by FDIC or any federal government agency.	May lose value.	Not a deposit of or guaranteed by any bank, bank affiliate, or credit union.

Information contained in this prospectus may apply to portfolios of Transamerica Series Trust not offered in your policy or contract.

Transamerica Balanced VP

Investment Objective: Seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[a]
	Class of Shares
	Initial	Service
Management fees	0.75%	0.75%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.11%	0.11%
Total annual fund operating expenses	0.86%	1.11%

a Annual portfolio operating expenses have been restated to reflect expenses for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 88	$307	$543	$1,223
Service	$113	$353	$612	$1,352

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 82% of the average value of the portfolio's portfolio.

Principal Investment Strategies: Transamerica Investment Management, LLC (“TIM”), the portfolio's sub-adviser, seeks to achieve the portfolio's objective by primarily investing, under normal circumstances, in a combination of common stocks and high quality bonds with maturities of less than 30 years. The portfolio may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. TIM may shift portions held in bonds and stocks according to business and investment conditions. The portfolio will hold at least 25% of its assets in non-convertible fixed-income securities.

TIM uses a “bottom-up” approach to investing. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

The portfolio may invest in foreign securities, mortgage-backed securities and lower rated bonds. The portfolio may also invest in derivative securities, including futures, options and options on futures and swaps.

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are

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used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Credit – If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Mortgage-Related Securities – Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest

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rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to a secondary index which is used to more closely reflect the principal strategies and policies of the portfolio. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2004, a different sub-adviser managed this portfolio, it had a different investment objective, and it used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	13.52%
Worst Quarter:	12/31/2008	-17.19%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 1, 2002)	26.30%	2.70%	4.22%
Service Class (commenced operations on May 1, 2003)	25.94%	2.45%	5.04%
Standard & Poor’s 500 Composite Stock Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	2.46%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.93%	4.97%	5.39%
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Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Transamerica Investment Management, LLC

Portfolio Managers:

Kirk J. Kim, Portfolio Manager (Lead-Equity) since 2010

John D. Lawrence, CFA, Portfolio Manager (Co-Equity) since 2010

Gary U. Rollé, CFA, Portfolio Manager (Co-Equity) since 1994

Greg D. Haendel, CFA, Portfolio Manager (Lead-Fixed-Income) since 2008

Derek S. Brown, CFA, Portfolio Manager (Co-Fixed-Income) since 2008

Brian W. Westhoff, CFA, Portfolio Manager (Co-Fixed-Income) since 2008

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4

Transamerica BlackRock Large Cap Value VP

Investment Objective: Seeks long-term capital growth.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.78%	0.78%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.06%	0.06%
Total annual fund operating expenses	0.84%	1.09%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 86	$300	$532	$1,199
Service	$111	$347	$601	$1,329

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 128% of the average value of the portfolio's portfolio.

Principal Investment Strategies: Under normal circumstances, the portfolio's sub-adviser, BlackRock Investment Management, LLC (“BlackRock”), invests at least 80% of the portfolio's net assets in equity securities of large cap companies. The portfolio considers a large cap company to be one which, at the time of purchase, has a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Value Index. As of December 31, 2009, the lowest market capitalization in this group was approximately $6.084 billion.

The portfolio may invest in foreign securities that are represented by American Depositary Receipts. The portfolio may invest in convertible securities, preferred stocks, illiquid securities, and U.S. government debt securities.

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

5

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

• U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2004, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

6

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2003	19.27%
Worst Quarter:	09/30/2002	-20.67%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 1, 1996)	13.99%	1.34%	4.77%
Service Class (commenced operations on May 1, 2003)	13.71%	1.09%	7.25%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	19.69%	-0.25%	2.47%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  BlackRock Investment Management, LLC

Portfolio Managers:

Robert C. Doll, Jr., CFA, Portfolio Manager since 2004

Daniel Hanson, CFA, Portfolio Manager since 2008

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

7

Transamerica Diversified Equity VP

Investment Objective: Seeks to maximize capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[b]
	Class of Shares
	Initial	Service
Management fees	0.73%	0.73%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.16%	0.16%
Total annual fund operating expenses	0.89%	1.14%
Expense reduction[a]	0.04%	0.04%
Total annual fund operating expenses after expense reduction	0.85%	1.10%

a Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through April 30, 2011, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 0.85%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized portfolio operating expenses are less than the cap, excluding 12b-1 fees and extraordinary expenses. The expense cap may be terminated by the portfolio’s Board of Trustees at any time.

b Annual portfolio operating expenses have been restated to reflect expenses for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 87	$312	$556	$1,254
Service	$112	$358	$624	$1,383

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 54% of the average value of the portfolio's portfolio.

Principal Investment Strategies: Transamerica Investment Management, LLC (“TIM”), the portfolio's sub-adviser, invests, under normal circumstances, at least 80% of the portfolio's net assets in domestic equity securities. The portfolio typically limits its holdings to fewer than 60 companies.

TIM uses a “bottom-up” approach to investing. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

TIM may invest in securities issued by companies of all sizes. Generally, however, TIM will invest in securities of companies whose market capitalization (total market value of publicly traded securities) is greater than $500 million at the time of investment. The portfolio may invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

8

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Focused Investing – To the extent the portfolio invests in a limited number of issuers, changes in the value of individual securities may have a significant impact on your investment.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

9

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2010, the portfolio was named Transamerica Templeton Global VP, and had a different sub-adviser, a different investment objective and used different investment strategies.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	20.60%
Worst Quarter:	12/31/2008	-21.70%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on December 3, 1992)	28.32%	1.24%	-3.89%
Service Class (commenced operations on May 1, 2003)	27.85%	0.96%	5.48%
Standard & Poor’s 500 Composite Stock Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-0.95%
Morgan Stanley Capital International World Index[1] (reflects no deduction for fees, expenses, or taxes)	30.79%	2.57%	0.23%

1 This index served as the benchmark for the portfolio prior to May 1, 2010, at which time it was replaced with the Standard & Poor’s 500 Composite Stock Index. This benchmark index change was made to more accurately reflect the principal strategies of the portfolio.

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Transamerica Investment Management, LLC

Portfolio Managers:

Edward S. Han, Portfolio Manager (Lead) since 2010

Peter O. Lopez, Portfolio Manager (Co) since 2009

Gary U. Rollé, CFA, Portfolio Manager (Co) since 2009

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

10

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

11

Transamerica Federated Market Opportunity VP

Investment Objective: Seeks to provide absolute (positive) returns with low correlation to the U.S. equity market.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.75%	0.75%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.09%	0.09%
Total annual fund operating expenses	0.84%	1.09%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 86	$300	$532	$1,199
Service	$111	$347	$601	$1,329

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 183% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (“Federated”), invests, under normal circumstances, in domestic and foreign securities that Federated deems to be undervalued or out-of-favor, and other investments detailed in the strategy below which may include maintaining a cash position invested in traditional cash instruments. Federated may position the portfolio with respect to various asset classes or individual securities in a net long or net short position.

Federated’s investment management approach may be described as contrarian in nature because the sub-adviser anticipates that it will invest in out-of-favor securities, obtain short exposure on securities that are in favor, or deviate from the consensus view on markets in general, a sector, or individual securities. The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

The portfolio may invest in exchange-traded funds (“ETFs”), derivative contracts (such as options, swaps and futures contracts) and hybrid investments (such as notes linked to underlying securities, indices or commodities), or sell securities short in order to implement its investment strategy. When investing the fixed-income portion of the portfolio, Federated is not constrained by any duration or maturity range or credit quality.

The portfolio may invest in commodities by investing in a derivative or other hybrid instrument whose price depends upon the movement of an underlying commodity or by the performance of a commodity index.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

12

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Commodities – To the extent the portfolio invests in instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio will be subject to the risks of investing in physical commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The portfolio's investment exposure to the commodities markets may subject the portfolio to greater volatility than investments in more traditional securities, such as stocks and bonds.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

• Country, Sector or Industry Focus – To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries, the portfolio will be more susceptible to negative events affecting those countries, sectors or industries.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Currency Hedging – The portfolio may hedge its currency risk, using currency futures, forwards or options. However, these instruments may not always work as intended, and a portfolio may be worse off than if it had not used a hedging instrument.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

• Exchange Traded Funds – Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of bonds. ETF shares may trade at a premium or discount to NAV. ETFs are subject to secondary market trading risks.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

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• Hybrid Instruments – The risks of investing in hybrid instruments include a combination of the risks of investing in securities, commodities, options, futures, and currencies. An investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Investment Companies – To the extent that an underlying portfolio invests in other investment companies, such as exchange-traded funds, it is subject to the risks of these investment companies and bears its pro rata share of the investment companies’ expenses.

• Leveraging – The value of your investment may be more volatile if the portfolio borrows or uses derivatives that have a leveraging effect on the fund. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have had. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Portfolio Turnover – The portfolio's investment strategy may result in a high portfolio turnover rate. High portfolio turnover would result in a correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the portfolio's performance.

• REITs – When the portfolio invests in Real Estate Investment Trusts (“REITs”), it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

• Short Sales – A short sale may be effected by selling a security that the portfolio does not own. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio may also pay transaction costs and borrowing fees in connection with short sales.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Tax – In order to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code, the portfolio must meet certain requirements regarding, among other things, the source of its income. Any income the portfolio derives from investments in certain hard asset ETFs, such as commodity ETFs, must be limited to a maximum of 10% of the portfolio's gross income. If the portfolio fails to qualify as a RIC, the portfolio will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the portfolio's earnings and profits. If the portfolio were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the portfolio would be subject to the risks of diminished returns.

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• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to a secondary index which tracks short-term U.S. Government Securities. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	09/30/2000	11.46%
Worst Quarter:	09/30/2002	-7.85%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on March 1, 1994)	4.20%	1.32%	8.35%
Service Class (commenced operations on May 1, 2003)	3.95%	1.10%	5.06%
Russell 3000® Value Index (reflects no deduction for fees, expenses, or taxes)	19.76%	-0.24%	2.88%
Bank of America Merrill Lynch 3-Month Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	0.21%	3.02%	2.99%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Federated Equity Management Company of Pennsylvania

Portfolio Managers:

Steven J. Lehman, CFA, Senior Portfolio Manager since 1994

Dana L. Meissner, CFA, Portfolio Manager since 2009

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and

15

annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica JPMorgan Core Bond VP

Investment Objective: Seeks total return, consisting of income and capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.45%	0.45%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.12%	0.12%
Total annual fund operating expenses	0.57%	0.82%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$58	$215	$386	$ 880
Service	$84	$262	$455	$1,014

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 18% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”) seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's assets in bonds, including (without limitation):

• U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities

• Medium- to high-quality corporate bonds

• Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations (“CMOs”)

• Asset-backed securities

• Commercial Mortgage-Backed Securities (“CMBS”)

Generally, such bonds will have intermediate to long maturities.

To a lesser extent, it may invest in:

• U.S. dollar-denominated foreign bonds

• Short-term securities, including agency discount notes, commercial paper and money market funds

The portfolio may invest in bonds and other debt securities that are rated in the lowest investment grade category. The portfolio's average weighted maturity will ordinarily range between four and 12 years. JPMorgan analyzes four major factors in managing and constructing the fund’s portfolio: duration, market sector, maturity concentrations and individual securities. JPMorgan looks for market sectors and individual securities that it believes will perform well over time. JPMorgan is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. The portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The portfolio may use derivatives as a substitute for

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various investments, to alter the investment characteristics of the portfolio, for risk management and/or to increase income or gain to the portfolio.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Asset-Backed Securities – Asset-backed securities represent participation in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay and unpaid principal or interest. The value of asset-backed securities may be affected by changes in credit quality or value of the assets that support the securities.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Credit – If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

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• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Mortgage-Related Securities – Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	09/30/2001	4.87%
Worst Quarter:	06/30/2004	-1.94%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on October 2, 1986)	9.58%	5.64%	6.57%
Service Class (commenced operations on May 1, 2003)	9.38%	5.36%	4.93%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.93%	4.97%	6.33%
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Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  J.P. Morgan Investment Management Inc.

Portfolio Manager:

Douglas S. Swanson, Portfolio Manager since 2007

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica MFS International Equity VP

Investment Objective: Seeks capital growth.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[a]
	Class of Shares
	Initial	Service
Management fees	0.90%	0.90%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.17%	0.17%
Total annual fund operating expenses	1.07%	1.32%

a Annual portfolio operating expenses have been restated to reflect expenses for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$109	$372	$656	$1,464
Service	$134	$418	$723	$1,590

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 18% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio's sub-adviser, MFS® Investment Management (“MFS”), invests, under normal circumstances, at least 80% of the portfolio's net assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries. The portfolio normally invests primarily in equity securities of foreign companies, including emerging market equity securities. MFS may invest a relatively large percentage of the portfolio's assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. In selecting investments for the portfolio, MFS is not constrained to any particular investment style. MFS may invest the portfolio's assets in the stocks of companies it believes to have above average earnings growth potential (growth companies), in the stocks of companies it believes are undervalued (value companies), or in a combination of growth and value companies. MFS may invest the portfolio's assets in companies of any size. MFS may use derivatives for any investment purpose. MFS uses a “bottom-up” approach to buying and selling investments for the fund. A "bottom-up" approach is looking at individual companies against the context of broader market factors. Investments are selected primarily based on fundamental analysis of issuers. Quantitative models that systematically evaluate issuers may also be considered. MFS may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Active Trading – Certain portfolios are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on

21

performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Geographic – To the extent the portfolio invests a significant portion of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the portfolio will be more susceptible to negative events affecting those countries or that region, and could be more volatile than a more geographically diverse portfolio. Geographic risk is especially high in emerging markets.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Leveraging – The value of your investment may be more volatile if the portfolio borrows or uses derivatives that have a leveraging effect on the fund. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have had. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may

22

go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2002, a different sub-adviser managed this portfolio and prior to July 3, 2006 another sub-adviser managed the portfolio; the performance set forth prior to those dates is attributable to those respective sub-advisers.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	09/30/2009	21.26%
Worst Quarter:	09/30/2002	-19.85%
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Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on January 2, 1997)	32.68%	5.42%	-0.44%
Service Class (commenced operations on May 1, 2003)	32.24%	5.10%	9.78%
Morgan Stanley Capital International Europe, Australasia & Far East Index (reflects no deduction for fees, expenses, or taxes)	32.46%	4.02%	1.58%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  MFS® Investment Management

Portfolio Managers:

Daniel Ling, Portfolio Manager since 2009

Marcus L. Smith, Portfolio Manager since 2006

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica Money Market VP

Investment Objective: Seeks maximum current income from money market securities consistent with liquidity and preservation of principal.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[a]
	Class of Shares
	Initial	Service
Management fees	0.35%	0.35%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.06%	0.06%
Total annual fund operating expenses	0.41%	0.66%

a Annual portfolio operating expenses have been restated to reflect expenses for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$42	$164	$298	$687
Service	$67	$211	$368	$822

Principal Investment Strategies: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), invests the portfolio's assets in the following high quality, short-term U.S. dollar-denominated money market instruments:

• short-term corporate obligations, including commercial paper, notes and bonds

• obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

• obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

• repurchase agreements involving any of the securities mentioned above

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. Each security, at the time of purchase by the portfolio, has been determined by the sub-adviser to present minimal credit risk.

As a money market fund, the portfolio tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification, liquidity and maturity of its investments. If, after purchase, the credit rating on a security held by the portfolio is downgraded or the credit quality deteriorates, or if the maturity on a security is extended, the portfolio's sub-adviser or Board of Trustees (where required by applicable regulations) will decide whether the security should be held or sold.

Principal Risks: An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, the portfolio could underperform other short-term debt instruments or money market funds, or you could lose money. The portfolio is subject to the following principal investment risks (in alphabetical order).

• Bank Obligations – To the extent the portfolio invests in U.S. bank obligations, the portfolio will be more susceptible to adverse events affecting the U.S. banking industry. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks’ profitability.

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• Credit – An issuer or obligor of a security held by the portfolio or a counterparty to a financial contract with the portfolio may default or its credit may be downgraded, or the value of assets underlying a security may decline. Subordinated securities will be disproportionately affected by a default or downgrade.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Interest Rate – The interest rates on short-term obligations held in the fund will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rates. The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Redemption – The portfolio may experience periods of heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the portfolio could have an adverse impact on the remaining shareholders in the portfolio. In addition, the portfolio may suspend redemptions when permitted by applicable regulations.

• Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the portfolio could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the portfolio's ability to dispose of the underlying securities may be restricted.

• U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.

• Yield – The amount of income you receive from the portfolio will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the portfolio's expenses could absorb all or a significant portion of the portfolio's income. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the portfolio’s yield.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares. Performance reflects any fee waivers

26

or expense reimbursements in effect during the relevant periods. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2000	1.62%
Worst Quarter:	12/31/2009	0.00%

7-DAY YIELD

(as of December 31, 2009)

Initial Class = 0.01%

Service Class = 0.01%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on October 2, 1996)	0.13%	3.00%	2.83%
Service Class (commenced operations on May 1, 2003)	0.04%	2.81%	2.25%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Transamerica Investment Management, LLC

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the

27

intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica Morgan Stanley Mid-Cap Growth VP

Investment Objective: Seeks capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.80%	0.80%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.13%	0.13%
Total annual fund operating expenses	0.93%	1.18%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 95	$329	$581	$1,304
Service	$120	$375	$649	$1,432

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 35% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio's sub-adviser is Van Kampen Asset Management (“VKAM”). Under normal circumstances, at least 80% of the portfolio's net assets will be invested in securities of medium-sized companies at the time of investment. A medium-sized company is generally defined by reference to those companies represented in the Russell Midcap® Growth Index.

VKAM seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. VKAM typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward profile. VKAM generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities, rights and warrants, and debt securities. VKAM also may utilize derivative instruments, including options on securities, futures contracts and options thereon and various currency transactions. Derivative instruments used by the fund will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

VKAM may invest up to 25% of the portfolio's assets in securities of foreign companies, including emerging market securities, primarily through ownership of depositary receipts. The portfolio may also invest up to 10% of its assets in real estate investment trusts (“REITs”).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

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• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Investing Aggressively – The value of developing company stocks may be volatile, and can drop significantly in a short period of time. Rights, options and futures contracts may not be exercised and may expire worthless. Warrants and rights may be less liquid than stocks. Use of futures and other derivatives may make the portfolio more volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

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• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

• REITs – When the portfolio invests in Real Estate Investment Trusts (“REITs”), it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	27.18%
Worst Quarter:	12/31/2008	-25.90%
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Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on March 1, 1993)	60.56%	4.55%	-3.85%
Service Class (commenced operations on May 1, 2003)	60.12%	4.28%	7.15%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses, or taxes)	46.29%	2.40%	-0.52%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Van Kampen Asset Management

Portfolio Managers:

Dennis P. Lynch, Lead Portfolio Manager since 2002

David S. Cohen, Portfolio Manager since 2002

Sam G. Chainani, Portfolio Manager since 2004

Alexander T. Norton, Portfolio Manager since 2005

Jason C. Yeung, Portfolio Manager since 2007

Armistead B. Nash, Portfolio Manager since 2008

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica Third Avenue Value VP

Investment Objective: Seeks long-term capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.80%	0.80%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.12%	0.12%
Total annual fund operating expenses	0.92%	1.17%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 94	$325	$576	$1,292
Service	$119	$372	$644	$1,420

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 8% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio's sub-adviser, Third Avenue Management LLC (“Third Avenue”), invests, under normal circumstances, at least 80% of the portfolio's assets in common stocks of U.S. and non-U.S. issuers. The portfolio seeks to achieve its objective mainly by acquiring common stocks of well-financed companies (meaning companies with high-quality assets and a relative absence of liabilities) at a discount to what the sub-adviser believes is their intrinsic value. The portfolio also seeks to acquire senior securities, such as debt instruments (including high-yield and distressed securities that may be in default and may have any or no credit rating) that the sub-adviser believes are undervalued.

Third Avenue employs an opportunistic, “bottom-up” research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. A "bottom-up" approach is looking at individual companies against the context of broader market factors.

The portfolio invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the portfolio's investment strategies and restrictions. The portfolio may invest up to 15% of its assets in high-yield/high risk fixed-income securities and other types of debt securities.

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

The portfolio is a non-diversified portfolio.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

33

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Non-Diversification – The portfolio is classified as “non-diversified,” which means it may invest in a larger percentage of its assets in one issuer than a diversified portfolio. To the extent the portfolio invests its assets in fewer issuers, the portfolio will be more susceptible to negative events affecting those issuers.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

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Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to a secondary index which is used to more closely reflect the principal strategies and policies of the portfolio. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	26.13%
Worst Quarter:	12/31/2008	-27.29%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on January 2, 1998)	34.88%	2.07%	9.18%
Service Class (commenced operations on May 1, 2003)	34.52%	1.81%	9.66%
Russell 3000® Value Index (reflects no deduction for fees, expenses, or taxes)	19.76%	-0.24%	2.88%
Morgan Stanley Capital International World Index[1] (reflects no deduction for fees, expenses, or taxes)	30.79%	2.57%	0.23%

1 This index was added as an additional benchmark to the portfolio on May 1, 2010 to more closely reflect the principal strategies and policies of the portfolio.

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Third Avenue Management LLC

Portfolio Managers:

Curtis R. Jensen, Co-Portfolio Manager since 1998

Yang Lie, Co-Portfolio Manager since 2008

Kathleen K. Crawford, Assistant Portfolio Manager since 2007

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

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Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica WMC Diversified Growth VP

Investment Objective: Seeks to maximize long-term growth.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.72%	0.72%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.07%	0.07%
Total annual fund operating expenses	0.79%	1.04%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 81	$285	$505	$1,141
Service	$106	$331	$574	$1,271

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 43% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio invests, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria.

The portfolio’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. A "bottom-up" approach is looking at individual companies against the context of broader market factors.

Wellington Management continually monitors every company in the portfolio’s portfolio for fundamental attractiveness. The portfolio typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities,

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they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Focused Investing – To the extent the portfolio invests in a limited number of issuers, changes in the value of individual securities may have a significant impact on your investment.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

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Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Funds, Inc., which employed different investment strategies.

Prior to April 9, 2010, the portfolio was named Transamerica Equity VP, had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	18.98%
Worst Quarter:	12/31/2008	-24.19%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on December 31, 1980)	29.20%	0.55%	-1.01%
Service Class (commenced operations on May 1, 2003)	28.90%	0.29%	5.59%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	37.21%	1.63%	-3.99%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Wellington Management Company, LLP

Portfolio Manager:

Paul E. Marrkand, CFA, Portfolio Manager since 2010

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to

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the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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More On The Portfolios’ Strategies And Investments

The following provides additional information regarding the portfolios’ strategies and investments described at the front of the prospectus. Information contained in this prospectus may apply to portfolios of Transamerica Series Trust not offered in your policy or contract. Except as otherwise expressly stated for a particular portfolio in this prospectus or in the statement of additional information or as required by law, there is no limit on the amount of a portfolio’s assets that may be invested in a particular type of security or investment.

Transamerica AEGON High Yield Bond VP: The portfolio's sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's net assets in high-yield/high-risk bonds (commonly known as “junk bonds”).

Junk bonds are high risk debt securities rated in medium or lower rating categories or determined by AUIM to be of comparable quality.

AUIM’s strategy is to seek to achieve yields as high as possible while seeking to manage risk. AUIM uses a “top-down/bottom-up” approach in managing the portfolio's assets. The “top-down” approach is to adjust the risk profile of the portfolio. AUIM analyzes four factors that affect the movement of fixed-income bond prices which include: economic indicators; technical indicators that are specific to the high-yield market; investor sentiment and valuation. Analysis of these factors assists AUIM in its decision regarding the portfolio's allocations.

AUIM has developed a proprietary credit model that is the foundation of its “bottom-up” analysis. The model tracks historical cash flow numbers and calculates credit financial ratios. Because high-yield companies are of higher financial risk, AUIM does a thorough credit analysis of all companies in the portfolio, as well as all potential acquisitions.

Each potential buy and sell candidate is analyzed by AUIM from both the “top-down” and “bottom-up” strategies. An industry may look attractive in one area, but not the other. They can review the results of their analysis and decide whether or not to proceed with a transaction.

AUIM may sell portfolio securities when it determines there are changes in economic indicators, technical indicators or valuation.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Asset Allocation – Conservative VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 35% of assets in equities, which may include both stocks and commodity-related securities, and 65% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying funds that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolios, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

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It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other fund investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Asset Allocation – Growth VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

• Under normal circumstances, it expects to invest primarily in underlying portfolios that invest in equities, which may include both stocks and commodity-related securities.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), historical performance, global markets’ current valuations, and other global economic factors.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Asset Allocation – Moderate VP: The portfolio seeks its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 50% of assets in equities, which may include both stocks and commodity-related securities, and 50% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

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As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Asset Allocation – Moderate Growth VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 70% of assets in equities, which may include both stocks and commodity-related securities, and 30% of assets in fixed-income, which may include bonds, cash, cash equivalents and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Balanced VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio's objective by investing, under normal circumstances, primarily in common stocks and high quality bonds with maturities of less than 30 years. TIM allocates the portfolio's assets between equity and debt securities based on its assessment of current business and investment conditions. However, at all times, the portfolio will hold at least 25% of its assets in non-convertible fixed-income securities. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments.

TIM normally invests in a portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM’s equity and fixed-income management teams work together to build a portfolio of growth stocks combined with bonds that TIM considers to be of good credit quality purchased at favorable prices.

TIM uses a “bottom up” approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM’s opinion.

Equity Investments

TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term, above-average rate of return. In projecting free cash flows and determining earnings potential and valuation, TIM uses multiple factors such as:

• the quality of the management team;

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• the company’s ability to earn returns on capital in excess of the cost of capital;

• competitive barriers to entry; and

• the financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments

TIM’s bond management team seeks out bonds with credit strength of the quality that it believes could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. TIM analyzes this market information daily, negotiating each trade and buying bonds at what TIM considers to be the best available prices.

The portfolio may invest in mortgage-backed securities and lower-rated bonds. The portfolio may also invest in derivative securities, including futures, options and options on futures, swaps and foreign securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica BlackRock Global Allocation VP: The Fund seeks to achieve its objective by investing in both equity and debt securities, including money market securities and other short-term securities or instruments, of issuers located around the world. There is no limit on the percentage of assets the Fund can invest in a particular type of security. Generally, the Fund seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. Except as described below, the Fund has no geographic limits on where its investments may be located. This flexibility allows Fund management to look for investments in markets around the world that it believes will provide the best relative asset allocation to meet the Fund’s objective. The Fund may invest in securities of any market capitalization. The Fund may also invest in REITs.

Fund management uses the Fund’s investment flexibility to create a portfolio of assets that, over time, tends to be relatively balanced between equity and debt securities and that is widely diversified among many individual investments. While the Fund can, and does, look for investments in all the markets of the world, it will typically invest a majority of its assets in the securities of companies and governments located in North and South America, Europe, Australia and the Far East. In addition to investing in foreign securities, the Fund actively manages its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. From time to time, the Fund may own foreign cash equivalents or foreign bank deposits as part of the Fund’s investment strategy. The Fund will also invest in non-U.S. currencies, however, the Fund may underweight or overweight a currency based on the Fund management team’s outlook. The Fund may also invest in non-convertible debt securities. Non-convertible debt securities will generally be longer-term securities with the potential for capital appreciation through changes in interest rates, exchange rates or the general perception of the creditworthiness of issuers in certain countries.

The Fund’s composite Reference Benchmark has at all times since the Fund’s formation included a 40% weighting in non-U.S. securities. Throughout its history, the Fund has maintained a weighting in non-US securities, often exceeding the 40% Benchmark weighting and rarely falling below this allocation. Under normal circumstances, the Fund anticipates it will continue to allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by Fund management, in which case the Fund would invest at least 30%) — of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes the Fund may deviate very substantially from the allocation described above.

The Fund may invest a portion of its assets in securities related to real assets (like real estate or precious metals-related securities) such as stock, bonds or convertible bonds issued by real estate investment trusts or companies that mine precious metals.

The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles that exclusively invest in precious metals,

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which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. The Fund may also gain exposure to commodity markets by investing in the Subsidiary. The Subsidiary invests primarily in commodity-related instruments. BlackRock is the manager of the Subsidiary. The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The Fund will limit its investments in the Subsidiary to 25% of its net assets.

The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, BlackRock, in managing the Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described in detail in the SAI. The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Board regarding the Subsidiary’s compliance with its policies and procedures. The Fund and Subsidiary test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary complies with asset segregation requirements to the same extent as the Fund.

BlackRock provides investment management and other services to the Subsidiary. BlackRock does not receive separate compensation from the Subsidiary for providing it with investment management or administrative services. However, the Fund pays BlackRock based on the Fund’s assets, including the assets invested in the Subsidiary. The Subsidiary will also enter into separate contracts for the provision of custody, transfer agency, and audit services with the same or with affiliates of the same service providers that provide those services to the Fund. The financial statements of the Subsidiary will be consolidated with the Fund’s financial statements in the Fund’s Annual and Semi-Annual Reports. The Fund’s Annual and Semi-Annual Reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated in the Fund's prospectus.

In making investment decisions, Fund management tries to identify the long term trends and changes that could benefit particular markets and/or industries relative to other markets and industries. Fund management will consider a variety of factors when selecting the markets, such as the rate of economic growth, natural resources, capital reinvestment and the social and political environment.

In deciding between equity and debt investments, Fund management looks at a number of factors, such as the relative opportunity for capital appreciation, capital recovery risk, dividend yields and the level of interest rates paid on debt securities of different maturities. Dividend yield is a common stock’s annualized dividend stream divided by the stock’s current price, which represents the stock’s current expected rate of current income.

In selecting real assets (like real estate or precious metals-related securities), Fund management identifies real assets that it believes will increase in value because of economic trends and cycles or political or other events.

In selecting stocks and other securities that are convertible into stocks, Fund management emphasizes stocks that it believes are undervalued. Fund management places particular emphasis on companies with below average price/earnings ratios or that may pay above average dividends.

Fund management will invest in “junk” bonds, corporate loans and distressed securities only when it believes that they will provide an attractive total return, relative to their risk, as compared to higher quality debt securities. Distressed securities are securities that are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition or are rated in the lowest rating categories by at least one independent rating agency (CC or lower by S&P or Fitch or Ca or lower by Moody’s), or if unrated, judged to be of comparable quality by Fund management.

Fund management will invest in distressed securities when Fund management believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that the Fund will generally achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization.

Transamerica BlackRock Large Cap Value VP: The portfolio's sub-adviser, BlackRock Investment Management, LLC (“BlackRock”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's net assets in equity securities of large cap companies. The portfolio considers a large cap company to be one which, at the time of purchase, has a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Value Index. As of December 31, 2009, the lowest market capitalization in this group was approximately $6.084 billion.

The portfolio may invest in foreign securities that are represented by American Depositary Receipts. The portfolio may invest in convertible securities, preferred stocks, illiquid securities, and U.S. government debt securities.

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The portfolio will seek to outperform the Russell 1000® Value Index by investing in equity securities that BlackRock believes are selling at below normal valuations. The portfolio emphasizes value-oriented investments.

In selecting securities for the portfolio from its benchmark universe, BlackRock uses a proprietary multi-factor quantitative model. The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth. BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation.

A company’s stock price relative to its earnings and book value, among other factors, is also examined—if BlackRock believes that a company is overvalued, it will not be considered as an investment for any fund. After the initial screening is done, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations. “Fundamental analysis” is a method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an “index” portfolio. In seeking to outperform the benchmark, however, BlackRock reviews potential investments using certain criteria that are based on the securities in the relevant index. These criteria currently include the following:

• Relative price to earnings and price to book ratios

• Stability and quality of earnings

• Earnings momentum and growth

• Weighted median market capitalization of the portfolio

• Allocation among the economic sectors of the portfolio as compared to the applicable index

• Weighted individual stocks within the applicable index

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to the risk with respect to the depository institution holding the cash.

Transamerica BlackRock Tactical Allocation VP: BlackRock Financial Management, Inc. (“BlackRock”), the portfolio’s sub-adviser, seeks to achieve the portfolio’s objective by investing its assets in a combination of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

• Under normal circumstances, the portfolio’s investments in equity funds will vary between 40% and 90% of the portfolio’s net assets, with the remaining portion invested in fixed-income funds, which may include money market funds. Equity exposure increases with higher 10-year swap rates and lower implied volatility. Equity exposure decreases with lower swap rates and higher implied volatility.

• The portfolio’s target level of equity exposure is determined monthly by a proprietary tactical asset allocation model based on specified market factors, such as the 10-year swap rate and implied volatility. The model was provided to Transamerica Asset Management, Inc., the portfolio’s investment adviser, by an affiliated insurance company and is used by that company to develop and price insurance policies and variable annuity contracts. The model is run on the first business day of each month and produces the target equity allocation for the month.

• BlackRock may not vary or override the target level equity exposure regardless of their view of the market outlook. Based on the model’s target allocation, BlackRock selects among the underlying equity and fixed-income funds and rebalances the portfolio’s assets among the underlying portfolios to maintain the target weightings. BlackRock may choose to invest a portion of the portfolio’s assets in one or more underlying portfolios which they sub-advise.

• The equity funds may have fixed-income exposure and the fixed-income funds could likewise have equity exposure. Such exposures are not considered by the model and could impact the performance of the underlying portfolios and the portfolio.

• The portfolio may also invest directly in securities, including U.S. government securities, short-term commercial paper, cash and cash equivalents.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the

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portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

Transamerica Clarion Global Real Estate Securities VP: Under normal circumstances, the portfolio's sub-adviser, ING Clarion Real Estate Securities, LLC (“Clarion”), will invest at least 80% of the portfolio's net assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Clarion considers issuers principally engaged in the real estate industries to be companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's portfolio will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in equity securities of real estate companies which include common stocks of large-, mid- and small-sized issuers, including real estate investment trusts (“REITs”), and convertible securities.

Clarion uses a disciplined two-step process for constructing the portfolio's portfolio. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-backed securities such as pass through certificates, real estate mortgage investment conduit (“REMIC”) certificates, and collateralized mortgage obligations (“CMOs”), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

This portfolio is non-diversified.

Transamerica Convertible Securities VP: The portfolio’s sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the portfolio’s net assets in convertible securities across the credit spectrum. Convertible securities are fixed-income securities that convert into shares of common stock of their issuer.

Convertible securities perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. TIM may also invest the portfolio’s assets in other types of securities, including common stock.

TIM may invest the portfolio’s assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may, but not need, invest in derivatives. TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio’s exposure to changing security prices or other factors that affect security values.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Diversified Equity VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), invests, under normal circumstances, at least 80% of the portfolio's net assets in domestic equity securities. TIM uses an intrinsic valuation discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term, above-average rate of return. The portfolio typically limits its holdings to fewer than 60 companies.

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TIM uses a “bottom-up” approach to investing. It studies industry and economic trends, but focuses on researching individual companies. As part of TIM’s strategy, the portfolio's portfolio is constructed one company at a time. Each company passes through a rigorous research process and stands on its own merits as a viable investment in TIM’s opinion.

In projecting cash flows and determining earnings potential, TIM uses multiple factors such as:

• the quality of the management team

• the company’s ability to earn returns on capital in excess of the cost of capital

• competitive barriers to entry

• the financial condition of the company

In seeking to achieve the portfolio's goal, TIM may invest in securities issued by companies of all sizes. Generally, however, TIM will invest in the securities of companies whose market capitalization (total market value of publicly traded securities) is greater than $500 million.

Consistent with the portfolio's objectives and other policies, TIM may, but need not, invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Efficient Markets VP: The portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), seeks to achieve the portfolio’s objective by investing its assets in a combination of underlying exchange traded funds (“ETFs”) and institutional mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, it expects to allocate substantially all of its assets among the underlying portfolios to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 65% of portfolio assets in institutional mutual funds that invest primarily in equities and 35% of portfolio assets in ETFs that investment primarily in bonds. These percentages may vary. The underlying institutional mutual funds in which the portfolio may invest consist of domestic equity, international equity and value equity funds.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying portfolio based on what it considers to be prudent diversification principles. It seeks to utilize the principle of efficient markets, which assumes that market prices reflect values and information accurately and quickly, in implementing the portfolio’s strategy.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying portfolios that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

It is expected that the portfolio will hold at least four underlying ETFs and six underlying institutional mutual funds. The portfolio may invest in one or more underlying portfolios that may also invest in other funds. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolios at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

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As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio may invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Federated Market Opportunity VP: The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (“Federated”), pursues the portfolio's investment objective by investing, under normal circumstances, in domestic and foreign securities that Federated deems to be undervalued or out-of-favor, and other investments detailed in the strategy below which may include maintaining a cash position invested in traditional cash instruments. Federated can position the fund with respect to various asset classes or individual securities in a net long or a net short position.

Federated’s investment management approach may be described as contrarian in nature because the sub-adviser anticipates that it will invest in out-of-favor securities or deviate from the consensus view on markets in general, a sector, or individual securities.

The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. The portfolio generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships, or “revert to the mean.”

With regard to equity securities, Federated primarily uses the “value” style of investing and selects securities primarily utilizing a “bottom-up” approach to security analysis but also secondarily considers “top-down” analysis and sector allocation. Federated does not generally consider the composition of market indices in its selection of equity securities. Federated’s use of the “value” style of investing seeks to identify and select securities that, in Federated’s opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer’s industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company. Lastly, Federated assembles a portfolio of securities by considering sector allocations. Sectors are broad categories of companies with similar characteristics. Federated determines the sector allocation of the portfolio's portfolio primarily based upon its opinion as to which sectors are, as a whole, priced at a low market valuation when compared with other sectors, and which are currently out-of-favor. Depending on its outlook, Federated may take a short position in a particular asset class, security or other investment.

Federated uses technical analysis of the market as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

Federated may increase the portfolio's cash position if Federated is unable to find a sufficient number of attractive securities. Additionally, Federated anticipates normally keeping a portion of the portfolio's portfolio in cash in order to readily take advantage of buying opportunities, to increase current income or in an effort to preserve capital. The portfolio's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

When investing in fixed-income securities, Federated invests in asset classes within the fixed-income market that it believes offer the best relative value. When searching for asset classes within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. Such asset classes may include non-investment-grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations, as well as U.S. Treasury securities and other investment-grade securities. With regard to non-dollar denominated fixed-income securities, Federated also considers the currency appreciation potential of a given market. The fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities in order to increase or decrease its exposure to foreign interest rate and/or currency

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markets. Federated is not constrained by any duration or maturity range or credit quality when investing the fixed-income portion of the fund.

In addition to investing in equity and fixed-income securities, the portfolio may invest in the following in attempting to achieve its investment objective:

• derivative contracts or hybrid instruments;

• ETFs; and

• investments which give the fund exposure to the price of movement of gold, silver or other precious metals.

The portfolio may also purchase shares of ETFs in order to achieve exposure to a specific region, country, commodity or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in hybrid instruments or derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The portfolio may, for example, use derivative contracts to:

• obtain premiums from the sale of derivative contracts (e.g., write a put option on a security);

• realize gains from trading a derivative contract (e.g., buy a put option in anticipation of a decrease in an underlying security); or

• hedge against potential losses. For example, the portfolio may buy put options on stock indices or individual stocks (even if the stocks are not held by the portfolio) in an attempt to hedge against a decline in stock price.

There can be no assurance that the portfolio's use of derivative contracts or hybrid instruments will work as intended.

The fund may gain exposure to commodities by investing in hybrid instruments. For example, the fund may invest in hybrid instruments which are structured as interest-bearing notes whose amount paid at maturity is determined by the price of an underlying commodity or by the performance of a commodity index. Such commodities may include precious metals (e.g., gold, silver), industrial metals, (e.g., copper, nickel), agricultural and livestock commodities (e.g., wheat, pork), and energy related commodities (e.g., crude oil and natural gas). Finally, the fund may invest in derivatives contracts as part of its hedging strategies. For example, the fund may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which the fund may invest directly.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Focus VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio's objective by investing, under normal circumstances, primarily in domestic equity securities that, in TIM’s opinion, are trading at a material discount to intrinsic value. TIM assesses intrinsic value primarily through discounted cash flow analysis, though acquisition and comparable company valuation analyses may be used to a lesser extent. The portfolio will generally invest in domestic equity securities of any size. The portfolio may also invest up to 10% of its assets in short sale positions. The portfolio may invest up to 20% of its assets in convertible and non-convertible high-yield debt securities rated below investment grade.

TIM will use a “bottom-up” approach to investing. It studies industry and economic trends, but focuses on researching individual companies. The portfolio will be constructed one company at a time. Each company will pass through a research process and stand on its own merits as a viable investment in TIM’s opinion.

TIM’s equity management team seeks to identify U.S. companies showing:

• strong potential for shareholder value creation

• high barriers to competition

• solid free cash flow generating ability

• excellent capital allocation discipline

• experienced management aligned with shareholder interests

TIM seeks out dominant business franchises where the long-term, value-creating potential has not fully been recognized by the market.

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Consistent with the portfolio's objective and other policies, the portfolio may invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

In the event TIM is unable to identify sufficient investments that meet the portfolio's criteria, the portfolio may maintain a balance in cash and cash equivalents that may range up to 40% of total assets.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

This portfolio is non-diversified.

Transamerica Foxhall Emerging Markets/Pacific Rim VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting the market during recessionary trends.

• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, at least 80% of its net assets in ETFs that provide exposure to equity, fixed-income, currency or physical commodities that are economically tied to emerging markets or the Pacific Rim. A company, instrument or product is considered economically tied to emerging markets or the Pacific Rim if it meets one or more of the following criteria:

• principal securities trading in the securities market of an emerging market or a Pacific Rim country

• significant share of their total revenue from either goods or services produced or sales made in emerging markets or a Pacific Rim country

• significant portion of their assets in emerging markets or a Pacific Rim country

• organized under the laws of, or with principal offices in, an emerging market or Pacific Rim country

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

Countries that are considered emerging markets include but are not limited to the following:

Brazil  China   South Africa

Russia   India   South Korea

Countries that are considered Pacific Rim countries include but are not limited to the following:

Taiwan   Japan   Singapore

Malaysia Hong Kong New Zealand

• If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest,

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directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

The portfolio will normally be invested in at least six ETFs during a long-term market uptrend from the Foxhall Emerging Markets/Pacific Rim market segment. It will generally hold fewer in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Foxhall Global Conservative VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting markets during recessionary trends.

• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, approximately 75% of its net assets in ETFs representing debt securities of various maturities and credit quality, of companies and governments worldwide, commodities, foreign or U.S. currency and money market instruments, and approximately 25% of its net assets in ETFs representing stocks in companies all over the world. These percentages may vary.

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

• If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall has established internal guidelines for the fixed-income and equity components of its allocations. The fixed-income allocation is made up of one segment (bonds), while the equity allocation is comprised of three equity segments (developed markets, emerging markets and hard assets (such as real estate, precious metals and natural resources)).

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest, directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

It is expected that the portfolio will hold approximately twenty-two ETFs during a long-term market uptrend and fewer underlying portfolios in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

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The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Foxhall Global Growth VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting the market during recessionary trends.

• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, at least 80% of its net assets in equity ETFs representing stocks in companies all over the world, commodities or foreign or U.S. currency. The portfolio will invest approximately 60% in developed markets ETFs (e.g., United States and Western Europe); 30% in emerging markets (e.g., China and India) and Pacific Rim (e.g., Australia and Japan) ETFs; and 10% in hard assets ETFs (such as real estate, precious metals and natural resources). These percentages may vary.

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

• If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest, directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

It is expected that the portfolio will hold approximately eighteen ETFs during a long-term market uptrend and fewer underlying portfolios in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Foxhall Global Hard Asset VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting the market during recessionary trends.

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• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, at least 80% of its net assets in ETFs that track “hard assets.” Hard assets include precious metals, natural resources, real estate and commodities. Examples of these assets include, but are not limited to, oil, natural gas, wind energy, water resources, metals, currencies, food stuffs, agriculture equipment and services, and timber.

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

• If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”).

It is expected that the portfolio will hold at least six ETFs during a long-term market uptrend and fewer underlying portfolios in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Growth Opportunities VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), under normal circumstances, invests at least 65% of the portfolio's assets in equity securities. Equity securities include common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies.

A significant portion of the portfolio's assets may be invested in the equity securities of companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM uses a “bottom-up” approach to investing and builds the portfolio's portfolio one company at a time. TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

• strong potential for steady growth

• high barriers to competition

• experienced management incentivized along shareholder interests

It is the opinion of TIM that companies with smaller and medium-sized capitalization levels are less actively followed by security analysts, and, therefore, they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests primarily in equity securities, TIM may also, to a lesser extent, invest in debt securities in pursuit of its investment objective.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

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Transamerica Hanlon Balanced VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s equity allocation will generally vary between 25% and 75% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs or closed-end funds, consisting of any mixture of large, medium and small-cap styles and pursuing growth or value strategies. The portfolio’s bond allocation will generally vary between 25% and 75% of its net assets (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency, commodity, real estate and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Hanlon Growth VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s equity allocation will vary between 0% and 100% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs or closed-end funds, consisting of any mixture of large, medium and small-cap styles. Under certain market conditions, up to 100% of the portfolio could be allocated to bond ETFs or closed-end funds (which may include domestic and non-U.S. government and corporate bonds of any credit

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rating). Hanlon may also invest in currency, commodity, real estate and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Hanlon Growth and Income VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s equity allocation will generally vary between 0% and 75% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs or closed-end funds, consisting of any mixture of large, medium and small-cap styles and pursuing growth or value strategies. The portfolio’s bond allocation will generally vary between 0% and 25% of its net assets, but, under certain market conditions, up to 100% of the portfolio could be allocated to bond ETFs or closed-end funds (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency, commodity, real estate and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

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Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Hanlon Managed Income VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s bond allocation will vary between 0% and 100% of its net assets (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Index 35 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”).

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 35% of portfolio assets in ETFs that invest primarily in equities and 65% of portfolio assets in ETFs that invest primarily in bonds. These percentages may vary.

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• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time. The portfolio may also invest in institutional mutual funds.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without prior notice to investors.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Index 50 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”) and/or institutional mutual funds.

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 50% of portfolio assets in ETFs that invest primarily in equities and 50% of portfolio assets in ETFs that invest primarily in bonds. These percentages may vary.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving its investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

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Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Index 75 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”) and/or institutional mutual funds.

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 75% of portfolio assets in ETFs that invest primarily in equities and 25% of portfolio assets in ETFs that invest primarily in bonds. These percentages may vary.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable opportunity for achieving its investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment

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objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Index 100 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”).

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio will normally invest 100% of its assets, excluding cash and cash equivalents, in ETFs that invest primarily in equities. The portfolio intends to achieve a mix over time of approximately 75% of portfolio assets in ETFs that invest primarily in domestic equities and 25% of portfolio assets in ETFs that invest primarily in international equities. These percentages may vary.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time. The portfolio may also invest in institutional mutual funds.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without prior notice to investors.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica International Moderate Growth VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

• Under normal circumstances, it expects to allocate its investments in underlying portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging markets countries and in fixed-income securities of issuers in international developed markets. These percentages may vary.

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• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio’s portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio’s asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio’s asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Jennison Growth VP: The portfolio's sub-adviser, Jennison Associates LLC (“Jennison”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 65% of the portfolio's total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts, of U.S. companies with market capitalizations of at least $1 billion that Jennison considers to have above average prospects for growth. These companies are generally medium- to large-capitalization companies.

The sub-adviser uses a “bottom up” approach, researching and evaluating individual companies, to manage the portfolio's investments. Jennison looks primarily at individual company fundamentals rather than at macro-economic factors to identify individual companies with earnings growth potential that may not be recognized by the market at large.

When a sub-adviser uses a “bottom-up” approach, it looks primarily at individual companies against the context of broader market factors.

In selecting stocks for the portfolio, the sub-adviser looks for companies with the following financial characteristics:

• superior absolute and relative earnings growth

• above average revenue and earnings per share growth

• sustainable or improving profitability

• strong balance sheets

In addition, Jennison looks for companies that have actually achieved or exceeded expected earnings results and are attractively valued relative to their growth prospects. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the portfolio invests have historically been more volatile than the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”). In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 Index company tend to reinvest their earnings rather than distribute them, so the portfolio is not likely to receive significant dividend income on its investments. The sub-adviser focuses on stocks of companies that have distinct attributes such as:

• strong market position with a defensible franchise

• unique marketing competency

• strong research and development leading to superior new product flow

• capable and disciplined management

Such companies generally trade at high prices relative to their current earnings.

The portfolio may invest up to 20% of its assets in the securities of foreign issuers.

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The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica JPMorgan Core Bond VP: The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”) seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's assets in bonds, including (without limitation):

• U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities

• Medium- to high-quality corporate bonds

• Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations (“CMOs”)

• Asset-backed securities

• Commercial Mortgage Backed Securities (“CMBS”)

Generally, such bonds will have intermediate to long maturities.

To a lesser extent it may invest in:

• U.S. dollar-denominated foreign bonds

• Short-term securities, including agency discount notes, commercial paper and money market funds

The portfolio may invest in bonds and other debt securities that are rated in the lowest investment grade category. The portfolio's average weighted maturity will ordinarily range between four and 12 years, although the portfolio may shorten its average weighted maturity if deemed appropriate for temporary defensive purposes. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in the portfolio calculated so as to come most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of the portfolio's sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the portfolio's portfolio. Therefore, in the case of the portfolio, which may hold mortgage-backed securities, its average weighted maturity is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the portfolio given certain prepayment assumptions.

JPMorgan analyzes four major factors in managing and constructing the portfolio's portfolio: duration, market sector, maturity concentrations and individual securities. JPMorgan looks for market sectors and individual securities that it believes will perform well over time. JPMorgan is value oriented and selects individuals securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the portfolio can invest. The portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The portfolio may use derivatives as a substitute for various investments, to alter the investments characteristics of the portfolio, for risk management and/or to increase income or gain to the portfolio.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market economic, or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica JPMorgan Enhanced Index VP: The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of large- and medium-capitalization U.S. companies. The portfolio may invest in foreign companies included in the S&P 500 Index. Industry by industry, the portfolio’s weightings are generally similar to those of the S&P 500 Index. The portfolio normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500 Index.

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Within each industry, the portfolio’s sub-adviser may modestly overweight stocks that it views as undervalued or fairly valued while modestly underweighting or not holding stocks that it views as overvalued. The sub-adviser employs a three-step process in valuing stocks:

• Research — The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company’s real growth potential.

• Valuation — The research findings allow the sub-adviser to rank the companies in each industry group according to their relative value. The greater a company’s estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team’s findings.

• Stock Selection — The portfolio’s sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:

• High potential reward compared to potential risk

• Temporary mispricings caused by market overreactions

The portfolio normally invests primarily in common stocks. During ordinary market conditions, the portfolio’s sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments including:

• U.S. government securities

• Bankers’ acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank

• Commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations

• Repurchase agreements

• Short-term bonds and notes with remaining maturities of 13 months or less

The portfolio may, but not need, invest in derivatives.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica JPMorgan Mid Cap Value VP: The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of net assets in common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued.

The portfolio will normally only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.

JPMorgan may use derivatives to hedge various market risks or to increase the portfolio's income. The portfolio may also invest in master limited partnerships, although their use will not be a principal investment strategy. The portfolio may invest up to 15% of its net assets in real estate investment trusts (“REITs”).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica MFS International Equity VP: The portfolio's sub-adviser, MFS® Investment Management (“MFS”), seeks to achieve the portfolio's objective (capital growth) by investing, under normal circumstances, at least 80% of the portfolio's net

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assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries.

The portfolio normally invests primarily in equity securities of foreign companies, including emerging market equity securities. The portfolio may invest a relatively large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the portfolio, the sub-adviser is not constrained to any particular investment style. MFS may invest the portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. MFS may invest the portfolio's assets in companies of any size.

MFS may use derivatives for any investment purpose, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the portfolio, or as alternatives to direct investments.

MFS uses a “bottom-up” investment approach to buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate these and other factors may also be considered.

The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

MFS may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Money Market VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio's objective by investing the portfolio's assets in the following high quality, short-term U.S. dollar-denominated money market instruments:

• short-term corporate obligations, including commercial paper, notes and bonds

• obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

• obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

• repurchase agreements involving any of the securities mentioned above

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. Each security, at the time of purchase by the portfolio, has been determined by the sub-adviser to present minimal credit risk.

As a money market portfolio, the portfolio tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification and maturity of its investments. The portfolio invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The portfolio maintains a dollar-weighted average portfolio maturity of 60 days or less. If, after purchase, the credit rating on a security held by the portfolio is downgraded or the credit quality deteriorates, or if the maturity on a security is extended, the portfolio's sub-adviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

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Transamerica Morgan Stanley Active International Allocation VP: The portfolio’s sub-adviser is Morgan Stanley Investment Management Inc. (“MSIM”). Under normal circumstances, the portfolio invests primarily, in accordance with country and sector weightings determined by its sub-adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

MSIM utilizes a “top-down” approach that emphasizes country and sector selection and weighting rather than individual stock selection. MSIM seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) dynamics/fundamental change; and (iii) market momentum/technicals.

When a sub-adviser uses a “top-down” approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.

MSIM analyzes both the global economic environment and the economies of countries throughout the world, focusing mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia & Far East Index (the “MSCI EAFE Index”). These countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.

MSIM views each country and sector as a unique investment opportunity and evaluates factors such as valuation, growth, inflation, interest rates, corporate earnings growth, liquidity and risk characteristics, investor sentiment and economic and currency outlook. MSIM — on an ongoing basis — establishes the proportion or weighting for each country and sector (e.g., overweight, underweight or neutral) relative to the MSCI EAFE Index for investment by the portfolio. The sub-adviser invests the portfolio’s assets among the countries and/or sectors based on their assigned weighting. Within each country and/or sector, MSIM will invest in “baskets” of common stocks and other equity securities in an effort to match the performance of that country and/or sector. The portfolio may invest in emerging markets or developing countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging markets or developing countries. MSIM generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The portfolio may invest up to 10% of its net assets in foreign real estate companies, which are similar to entities organized and operated as real estate investment trusts (“REITs”) in the United States. Investing in foreign real estate companies makes the portfolio susceptible to the risks associated with the ownership of real estate and with the real estate industry in general, as well as risks that relate specifically to the way foreign real estate companies are organized and operated. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, foreign real estate companies, like U.S. REITs and mutual funds, have expenses, including management and administration fees that are paid by their shareholders. As a result, shareholders will absorb their proportional share of duplicate levels of fees when the portfolio invests in foreign real estate companies.

MSIM may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Morgan Stanley Mid-Cap Growth VP: Under normal circumstances, the portfolio will invest at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap® Growth Index. The portfolio's sub-adviser is Van Kampen Asset Management (“VKAM”). VKAM seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. VKAM typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. VKAM generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small-and large-sized companies, as well as preferred stocks, convertible securities, rights and warrants, and debt securities.

VKAM also may utilize derivative instruments, including options on securities, futures contracts and options thereon and various currency transactions in several different ways, depending upon the status of the portfolio's investment portfolio and

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VKAM’s expectations concerning the securities market. Derivative instruments used by the portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

VKAM may invest up to 25% of the portfolio's assets in securities of foreign companies, including emerging market securities, primarily through ownership of depositary receipts. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may also invest up to 10% of its assets in real estate investment trusts (“REITs”).

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested in the instruments described above except that at least a small portion of portfolio assets generally will be held as cash, repurchase agreements, or cash equivalents to honor redemption requests and for other short-term needs.

To the extent that portfolio assets are invested in cash equivalents, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to “equitize” the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Multi Managed Large Cap Core VP: The portfolio’s sub-adviser is Morgan Stanley Investment Management Inc. (“MSIM”). Under normal circumstances, at least 80% of the portfolio’s assets will be invested in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that MSIM believes have strong free cash flow and earnings growth potential or are undervalued. MSIM emphasizes individual security selection.

MSIM may invest up to 10% of the portfolio’s assets in securities of issuers economically tied to emerging markets countries. An issuer generally will be deemed to be economically tied to a country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. Derivative instruments used by the portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The portfolio may invest up to 10% of its total assets in real estate investment trusts (“REITs”).

The portfolio may invest up to 25% of its total assets in securities of foreign issuers, including emerging markets securities, primarily through ownership of depositary receipts.

The portfolio spans both growth and value styles of investing, and is managed by two separate groups at MSIM, a growth team and a value team. Both inflows and outflows will be allocated equally between the two investment styles. In addition, MSIM will rebalance monthly to maintain an equal allocation between the two investment styles. These allocations are non-discretionary.

Growth — The growth team seeks capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets.

The manager seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The manager typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

Value — The value team emphasizes a value style of investing seeking well-established, undervalued companies believed by MSIM to possess the potential for capital growth and income. Portfolio securities are typically sold when MSIM’s assessments of the capital growth and income potential of such securities materially change.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment

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objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica PIMCO Total Return VP: The portfolio's sub-adviser, Pacific Investment Management Company LLC (“PIMCO”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 65% of the portfolio's net assets in fixed-income securities of varying maturities.

The average duration of this portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Index, which as of December 31, 2009, was 4.57 years.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, Fitch, or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of the portfolio's total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging markets countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets. The portfolio may also invest up to 10% of its total assets in preferred stocks.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage-or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica ProFund UltraBear VP: The portfolio invests in derivatives that ProFund Advisors LLC (“ProFund Advisors”), the portfolio’s sub-adviser, believes should have similar daily return characteristics as twice (200%) the inverse (opposite) of the daily return of the Standard & Poor’s 500 Composite Stock Index (the “S&P 500 Index”). The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 500 U.S. operating companies and REITs selected by the S&P U.S. Index Committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis. As of September 30, 2009, the S&P 500 Index included companies with capitalizations between $1.1 billion and $329.7 billion. The average capitalization of the companies comprising the S&P 500 Index was approximately $19.6 billion. The S&P 500 Index is published under the Bloomberg ticket symbol “SPX.” Assets of the portfolio not invested in derivatives will typically be held in money market instruments.

Derivatives - The portfolio invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The portfolio invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the S&P 500 Index. Derivatives include:

• Futures Contracts - Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

• Swap Agreements - Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Money Market Instruments - The portfolio invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the portfolio should hold to approximate the performance of its benchmark. The

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portfolio may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the portfolio in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the portfolio. The portfolio seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the portfolio will seek to position its portfolio so that its exposure to its benchmark is consistent with the portfolio’s investment objective. The impact of the S&P 500 Index’s movements during the day will affect whether the portfolio’s portfolio needs to be re-positioned. For example, if the S&P 500 Index has risen on a given day, net assets of the portfolio should fall, meaning that the portfolio’s exposure will need to be decreased. Conversely, if the S&P 500 Index has fallen on a given day, net assets of the portfolio should rise, meaning the portfolio’s exposure will need to be increased.

The portfolio will concentrate its investment in a particular industry or group of industries to approximately the same extent as the S&P 500 Index is so concentrated.

The portfolio is non-diversified.

Transamerica Small/Mid Cap Value VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's net assets in small- and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion at the time of purchase.

The portfolio generally will invest in small and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM’s security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation, and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company’s products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

The portfolio may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica T. Rowe Price Small Cap VP: The portfolio’s sub-adviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of its net assets in small-cap growth companies.

Small-cap companies are currently defined by the sub-adviser as companies whose market capitalization falls within the range of companies in the Morgan Stanley Capital International U.S. Small Cap Growth Index (“MSCI U.S. Small Cap Growth Index”), which was approximately $42.28 million to $5.52 billion as of December 31, 2009, but the limits will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio’s initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range.

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not, under normal circumstances, constitute more than 50% of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

When a sub-adviser uses a “bottom-up” approach, it looks primarily at individual companies against the context of broader market factors.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a “bottom-up” manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/ earnings or price/book value

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ratios, for example) and projected earnings and sales growth, valuation, capital usage, and earnings quality. T. Rowe Price also considers portfolio risk characteristics in the process of portfolio construction.

While the portfolio normally invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets) or exchange traded funds in pursuit of its investment objective. The portfolio may, but not need, invest in derivatives, including stock index futures and options.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Third Avenue Value VP: The portfolio's sub-adviser, Third Avenue Management LLC (“Third Avenue”), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio's assets in common stocks of U.S. and non-U.S. issuers.

Third Avenue employs an opportunistic, “bottom-up” research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value.

The portfolio invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the portfolio's investment strategies and restrictions.

Third Avenue seeks to invest the portfolio's assets in attractive equity investments, which generally exhibit four essential characteristics:

• Strong Finances — the issuing company has a strong financial position, as evidenced by high-quality assets and a relative absence of significant liabilities.

• Competent Management — the company’s management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

• Understandable Business — comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

• Discount to Private Market Value — the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in high-yield/high-risk fixed-income securities and other types of debt securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

The portfolio is a non-diversified portfolio.

Transamerica U.S. Government Securities VP: The portfolio’s sub-adviser, Transamerica Investment Management, LLC (“TIM”), invests, under normal circumstances, at least 80% of the portfolio’s assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. These securities include:

• U.S. Treasury obligations

• Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities. Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise.

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• Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

• Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

• Investment grade corporate bonds

• Short-term corporate debt securities

• Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

• High yield debt securities (up to 20% of the portfolio’s total assets) so long as they are consistent with the portfolio’s objective (The weighted average maturity of such obligations will generally range from two to ten years.)

• High quality money-market securities

• Debt securities (up to 20% of the portfolio’s total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

• U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio’s total assets)

• Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the creditworthiness of issuers and the rates of interest offered by various issuers.

The portfolio’s sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio’s interest rate exposure, as well as to hedge the portfolio’s investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica WMC Diversified Growth VP: The portfolio invests, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria.

The portfolio’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. Fundamental analysis involves the assessment of a company’s business environment, market share, management, global expansion plans, balance sheet, income statement, anticipated earnings, revenues, and other related measures of value.

Wellington Management continually monitors every company in the portfolio’s portfolio for fundamental attractiveness. The portfolio typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment

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objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica WMC Diversified Growth II VP: The portfolio invests, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria.

The portfolio’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. Fundamental analysis involves the assessment of a company’s business environment, market share, management, global expansion plans, balance sheet, income statement, anticipated earnings, revenues, and other related measures of value.

Wellington Management continually monitors every company in the portfolio’s portfolio for fundamental attractiveness. The portfolio typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

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More On The Risks Of Investing In The Portfolios

Principal Investment Risks: The following provides additional information regarding the risks of investing in the portfolios as described at the front of the prospectus.

Active Investor: A significant portion of assets invested in the portfolio come from professional money managers and investors who use the portfolio as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the portfolio may have a negative impact on the portfolio’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the portfolio’s expense ratio may vary from current estimates or the historical ratio disclosed in this prospectus.

Active Trading: Certain portfolios are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

Asset Allocation: The sub-adviser allocates a portfolio's assets among various underlying portfolios. These allocations may be unsuccessful in maximizing a portfolio's return and/or avoiding investment losses.

Bank Obligations: If a portfolio concentrates in U.S. bank obligations, a portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks’ profitability.

Cash Management and Defensive Investing: Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

Commodities: Because a portfolio may invest in instruments whose performance is linked to the price of an underlying commodity or commodity index, a portfolio may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

Concentration: A portfolio will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the portfolio. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the portfolio will be more susceptible to the risks associated with that industry than a portfolio that does not concentrate its investments.

Convertible Securities: Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

Correlation and Compounding: A number of factors may affect the portfolio’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the portfolio will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the portfolio from achieving its investment objective. The risk of the portfolio not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the portfolio has a single day investment objective, the portfolio’s performance for periods greater than one day is likely to be either greater than or less than the inverse of the index performance times the stated multiple in the portfolio objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases.

Counterparty: The portfolio will be subject to the credit risk(that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the portfolio or held by special purpose or

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structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the portfolio may decline.

Country, Sector or Industry Focus: To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if a portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

Credit: If an obligor for a security held by the portfolio or a counterparty to a financial contract with the portfolio fails to pay, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the portfolio could decline. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the portfolio invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. The portfolio is subject to greater levels of credit risk to the extent it invests in junk bonds. These securities have a higher risk of issuer default and are considered speculative. The portfolio may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

Currency: When a portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, a portfolio's investments in foreign currency denominated securities may reduce the returns of a portfolio.

Currency Hedging: A portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another may remove a portfolio's opportunity to profit from the original currency and involves a risk of increased losses for a portfolio if the sub-adviser’s projection of future exchange rates is inaccurate.

Defensive Investing: Short-term debt securities held by a portfolio for defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If a portfolio holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. In that case, the portfolio would not earn income on the cash and the portfolio's yield would go down. If a significant amount of the portfolio's assets are used for defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

Derivatives: The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. A portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of a portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on a portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by a portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of a portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. A portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. A portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

Early Close/Late Close/Trading Halt: An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the portfolio being unable to buy or sell certain securities or derivatives. In such circumstances, the portfolio may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Emerging Markets: Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks. In addition, the risks associated with investing in emerging markets are often greater than investing in developed

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foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

Equity and Market: The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the portfolio to decrease.

Equity Securities: Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Exchange Traded Funds (“ETFs”): ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. ETFs typically seek to track an index, a commodity or a basket of assets like an index fund, but trade like a stock on an exchange. An investment in an ETF generally presents the same primary risks as an investment in a conventional portfolio (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) an active trading market for an ETF’s share may not develop or be maintained; or (iii) trading of an ETF’s share may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Fixed-Income Securities: The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

• market risk: fluctuations in market value

• interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

• prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing a portfolio to reinvest in lower yielding securities

• extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

• default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. A portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If a portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, a portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by a portfolio, or if an issuer of such a security has difficulty meeting its obligations, a portfolio may become the holder of a restructured security or of underlying assets. In that case, a portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Focused Investing: To the extent a portfolio invests in a limited number of issuers, its performance may be more volatile than portfolios that hold a greater variety of securities.

Foreign Securities: Investments in foreign securities, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

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• different accounting and reporting practices

• less information available to the public

• less (or different) regulation of securities markets

• more complex business negotiations

• less liquidity

• more fluctuations in prices

• delays in settling foreign securities transactions

• higher costs for holding shares (custodial fees)

• higher transaction costs

• vulnerability to seizure and taxes

• political or financial instability and small markets

• different market trading days

Geographic: Because a portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, a portfolio's performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically-diversified funds.

Growth Stocks: Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

Hard Assets: A portfolio is subject to risks associated with investing indirectly in hard assets, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. A portfolio's indirect investments in hard assets may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies.

High-Yield Debt Securities: High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

Hybrid Instruments: Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, commodities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose a portfolio to leverage risks or carry liquidity risks.

Increase in Expenses: Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

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Interest Rate: Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security tends to fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Inflation protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Interest Rate (Transamerica Money Market VP): The interest rates on short-term obligations held in a fund’s portfolio will vary, rising or falling with short-term interest rates generally. A portfolio's yield will tend to lag behind general changes in interest rates.

The ability of a portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

Inverse Correlation: Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

Investing Aggressively: The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

• Rights, options and futures contracts may not be exercised and may expire worthless.

• Warrants and rights may be less liquid than stocks.

• Use of futures and other derivatives may make a portfolio more volatile.

Investment Companies: To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds (“ETFs”), it bears its pro rata share of these investment companies’ expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

Leveraging: When a portfolio engages in transactions that have a leveraging effect on it, the value of the portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of a portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than a portfolio would otherwise have. A portfolio may take on leveraging risk by, among other things, engaging in derivative, when-issued, delayed-delivery, forward commitment or forward roll transactions or reverse repurchase agreements. Engaging in such transactions may cause a portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Liquidity: Liquidity risk exists when particular investments are difficult to sell. Although most of a portfolio's securities must be liquid at the time of investment, securities may become illiquid after purchase by a portfolio, particularly during periods of market turmoil. When a portfolio holds illiquid investments, a portfolio may be harder to value, especially in changing markets, and if a portfolio is forced to sell these investments to meet redemptions or for other cash needs, a portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain securities, a portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

Loans: A portfolio may invest in certain commercial loans, including loans generally known as “syndicated bank loans,” by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet a portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution’s interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect a portfolio.

Market: The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due

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to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The fund may experience a substantial or complete loss on any individual security.

Medium-Sized Companies: Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Mid Cap Securities: The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Money Market Funds: An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.

Mortgage-Related Securities: Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.

Non-Diversification: Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because a portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

Portfolio Selection: The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, quality, relative yield, value or market trends affecting a particular security, industry or sector, or about interest rates, is incorrect.

Portfolio Turnover: A portfolio may engage in a significant number of short-term transactions, which may adversely affect a portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for a portfolio. A portfolio ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income when distributed to shareholders.

Preferred Stock: Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company’s common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.

Prepayment or Call: Borrowers may pay back principal before the scheduled due date. Borrowers may find it advantageous to prepay principal due to a decline in interest rates or an excess in cash flow. Such prepayments may require the portfolio to replace a corporate loan, corporate debt security or other investment with a lower yielding security. This may adversely affect the portfolio's net asset value.

Real Estate Investment Trusts (“REITS”): Equity REITs can be affected by any changes in the value of the properties owned. A REIT’s performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

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Real Estate Securities: Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks may include, without limitation:

• declining real estate value

• risks relating to general and local economic conditions

• over-building

• increased competition for assets in local and regional markets

• increases in property taxes

• increases in operating expenses or interest rates

• change in neighborhood value or the appeal of properties to tenants

• insufficient levels of occupancy

• inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

Redemption (Transamerica Money Market VP): The portfolio may experience periods of heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the portfolio could have an adverse impact on the remaining shareholders in the portfolio. In addition, the portfolio may suspend redemptions when permitted by applicable regulations.

Repurchase Agreements: Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. If the other party to a repurchase agreement defaults on its obligation, a portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, a portfolio could lose money.

Rule 144A Securities: “Rule 144A” securities are securities that are not registered for sale to the public and thus are considered “restricted.” They may only be resold to certain qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by a portfolio could adversely affect the marketability of such security and a portfolio might be unable to dispose of such security promptly or at reasonable prices.

Short Sales: A short sale may be effected by selling a security that a portfolio does not own. In order to deliver the security to the purchaser, a portfolio borrows the security, typically from a broker-dealer or an institutional investor. A portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, a portfolio would incur a loss; conversely, if the price declines, a portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. A portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if a portfolio held only long positions. A portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected “against the box” if, at all times when the short position is open, a portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that a portfolio were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, a portfolio would forego the potential realization of the increased value of the shares sold short.

Smaller Companies: Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Small- or Medium-Sized Companies: Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies,

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generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Sovereign Debt: Sovereign debt instruments, which are debt obligations issued or guaranteed by a foreign governmental entity, are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on debt that it has issued or guaranteed, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, relationships with other lenders such as commercial banks, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or it may ask for forgiveness of interest or principal on its existing debt. On the other hand, a governmental entity may be unwilling to renegotiate the terms of its sovereign debt. There may be no established legal process for a U.S. bondholder (such as the fund) to enforce its rights against a governmental entity that does not fulfill its obligations, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Stocks: Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks a fund holds fluctuate in price, the value of your investment in a portfolio will go up and down.

Tactical Asset Allocation: The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using asset management styles, including those based on fundamental analysis or strategic asset allocation. The sub-adviser’s evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that under perform other securities.

The management process might also result in the portfolio having exposure to asset classes, countries or regions, or industries or groups of industries that underperform other management styles. In addition, the portfolio’s risk profile with respect to particular asset classes, countries and regions, and industries may change at any time based on the sub-adviser’s allocation decisions.

Tax: In order to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code, the portfolio must meet certain requirements regarding, among other things, the source of its income. Any income the portfolio derives from investments in certain hard asset ETFs, such as commodity ETFs, must be limited to a maximum of 10% of the fund’s gross income. If the portfolio fails to qualify as a RIC, the portfolio will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the portfolio's earnings and profits. If the portfolio were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the portfolio would be subject to the risks of diminished returns.

Underlying Funds or Portfolios: Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Funds” section of the fund’s prospectus identifies certain risks of each underlying portfolio.

U.S. Government Agency Obligations: Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.

Valuation: Many factors may influence the price at which the portfolio could sell any particular portfolio investment. The sales price may well differ--higher or lower--from the portfolio's last valuation, and such differences could be significant, particularly for illiquid securities, securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the portfolio may value these investments using

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more subjective methods, such as fair value methodologies. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the portfolio had not fair-valued the security or had used a different valuation methodology.

Value Investing: The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. A portfolio may underperform other equity funds that use different investing styles. A portfolio may also underperform other equity funds using the value style.

Warrants and Rights: Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

Yield (Transamerica Money Market VP): The amount of income paid to you by the portfolio will go up or down depending on day-to-day variations in short-term interest rates. When interest rates are very low, the portfolio's expenses could absorb all or a significant portion of the portfolio's income. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the portfolio's yield.

Zero Coupon Bonds – Zero coupon bonds pay no interest during the life of the obligation but trade at prices below their stated maturity value. Although these securities lock in a rate of return to maturity, they may be subject to greater fluctuations in market value than securities that pay interest periodically.

Please note that there are other factors that could adversely affect your investment in a portfolio and that could prevent the portfolio from achieving its investment objective. More information about risks appears in the Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

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SHAREHOLDER INFORMATION

Investment Adviser

Transamerica Series Trust's Board of Trustees is responsible for overseeing the management and business affairs of Transamerica Series Trust (“TST”). It oversees the operation of TST by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of TST is contained in the Statement of Additional Information (“SAI”).

Transamerica Asset Management, Inc. (“TAM”), located at 570 Carillon Parkway, St. Petersburg, FL 33716, serves as investment adviser for TST. The investment adviser hires investment sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each portfolio's sub-adviser. The investment adviser also monitors the sub-advisers’ buying and selling of portfolio securities and administration of the portfolios. For these services, TAM is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

AEGON USA Investment Management, LLC and Transamerica Investment Management, LLC are affiliates of TAM and TST.

Information contained in this prospectus may apply to portfolios of TST not offered in your policy or contract.

The portfolios may rely on an Order from the SEC (Release IC- 23379 dated August 5, 1998) that permits Transamerica Series Trust and its investment adviser, TAM, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on subadvisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

Advisory Fees

TAM receives compensation from each portfolio, calculated daily and paid monthly, based on an annual percentage of each portfolio's average daily net assets.

Advisory Fees Paid in 2009

For the fiscal year ended December 31, 2009, each portfolio paid the following advisory fee as a percentage of the portfolio's average daily net assets:

Name of Portfolio	Percentage
Transamerica AEGON High Yield Bond VP1	0.71%
Transamerica Asset Allocation – Conservative VP	0.10%
Transamerica Asset Allocation – Growth VP	0.10%
Transamerica Asset Allocation – Moderate VP	0.10%
Transamerica Asset Allocation – Moderate Growth VP	0.10%
Transamerica Balanced VP2	0.80%
Transamerica BlackRock Global Allocation VP3	0.00%
Transamerica BlackRock Large Cap Value VP4	0.78%
Transamerica BlackRock Tactical Allocation VP	0.10%
Transamerica Clarion Global Real Estate Securities VP	0.79%
Transamerica Convertible Securities VP	0.75%
Transamerica Diversified Equity VP5	0.75%
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Name of Portfolio	Percentage
Transamerica Efficient Markets VP	0.42%
Transamerica Federated Market Opportunity VP	0.75%
Transamerica Focus VP	0.80%
Transamerica Foxhall Emerging Markets/Pacific Rim VP	0.90%
Transamerica Foxhall Global Conservative VP	0.90%
Transamerica Foxhall Global Growth VP	0.90%
Transamerica Foxhall Global Hard Asset VP	0.90%
Transamerica Growth Opportunities VP	0.80%
Transamerica Hanlon Balanced VP	0.90%
Transamerica Hanlon Growth VP	0.90%
Transamerica Hanlon Growth and Income VP	0.90%
Transamerica Hanlon Managed Income VP	0.90%
Transamerica Index 35 VP	0.32%
Transamerica Index 50 VP	0.31%
Transamerica Index 75 VP	0.30%
Transamerica Index 100 VP	0.32%
Transamerica International Moderate Growth VP	0.10%
Transamerica Jennison Growth VP6	0.79%
Transamerica JPMorgan Core Bond VP	0.45%
Transamerica JPMorgan Enhanced Index VP	0.74%
Transamerica JPMorgan Mid Cap Value VP	0.83%
Transamerica MFS International Equity VP7	0.91%
Transamerica Money Market VP	0.35%
Transamerica Morgan Stanley Active International Allocation VP	0.85%
Transamerica Morgan Stanley Mid-Cap Growth VP	0.80%
Transamerica Multi Managed Large Cap Core VP	0.75%
Transamerica PIMCO Total Return VP	0.63%
Transamerica ProFund UltraBear VP	0.85%
Transamerica Small/Mid Cap Value VP	0.80%
Transamerica T. Rowe Price Small Cap VP	0.75%
Transamerica Third Avenue Value VP	0.80%
Transamerica U.S. Government Securities VP	0.55%
Transamerica WMC Diversified Growth VP	0.72%
Transamerica WMC Diversified Growth II VP	0.30%

1 Effective November 20, 2009, the advisory fee for the portfolio is 0.64% of the first $750 million of average daily net assets; and 0.60% of average daily net assets in excess of $750 million. Prior to November 20, 2009, the advisory fee for the portfolio was 0.715% of the first $250 million of average daily net assets; 0.71% of average daily net assets over $250 million up to $750 million; 0.68% of average daily net assets over $750 million up to $1 billion; and 0.67% of average daily net assets in excess of $1 billion.

2 Effective April 30, 2010, the advisory fee for the portfolio is 0.75% of the first $500 million of average daily net assets; 0.65% of average daily net assets over $500 million up to $1 billion; and 0.60% of average daily net assets in excess of $1 billion. Prior to that time, the advisory fee for the portfolio was 0.80% of the first $250 million of average daily net assets; 0.75% of average daily net assets over $250 million up to $500 million; 0.70% of average daily net assets over $500 million up to $1.5 billion; and 0.625% of average daily net assets in excess of $1.5 billion.

3 TAM currently waives its investment advisory fee.

4 Effective November 20, 2009, the advisory fee for the portfolio is 0.80% of the first $250 million of average daily net assets; 0.775% of average daily net assets over $250 million up to $750 million; 0.75% of average daily net assets over $750 million up to $1 billion; 0.65% of average daily net assets over $1 billion up to $2 billion; and 0.625% of average daily net assets in excess of $2 billion. Prior to November 20, 2009, the advisory fee for the portfolio was 0.80% of the first $250 million of average daily net assets; 0.775% of average daily net assets over $250 million up to $750 million; and 0.75% of average daily net assets in excess of $750 million.

5 Effective April 30, 2010, the advisory fee for the portfolio is 0.73% of the first $500 million of average daily net assets; 0.70% of average daily net assets over $500 million up to $2.5 billion; and 0.65% of average daily net assets in excess of $2.5 billion. Prior to that time, the advisory fee for the portfolio was 0.75% of the first $500 million of average daily net assets; 0.725% of average daily net assets over $500 million up to $1.5 billion; and 0.70% of average daily net assets in excess of $1.5 billion.

6 Effective April 30, 2010, the advisory fee for the portfolio is 0.80% of the first $250 million of average daily net assets; 0.75% of average daily net assets over $250 million up to $500 million; 0.70% of average daily net assets over $500 million up to $1 billion; and 0.60% of average daily net assets in excess of $1 billion. Prior to that time, the advisory fee for the portfolio was 0.80% of the first $250 million of average daily net assets; 0.775% of average daily net assets over $250 million up to $500 million; 0.70% of average daily net assets over $500 million up to $1 billion; 0.675% of average daily net assets over $1 billion up to $1.5 billion; and 0.65% of average daily net assets in excess of $1.5 billion.

7 Effective August 1, 2009, the advisory fee for the portfolio is 0.90% of the first $250 million of average daily net assets; 0.875% of average daily net assets over $250 million up to $500 million; 0.85% of average daily net assets over $500 million up to $1 billion; and 0.80% of average daily net assets in excess of $1 billion. Prior to August 1, 2009, the advisory fee for the portfolio was 0.925% of the first $250 million of average daily net assets; 0.90% of average daily net assets over $250 million up to $500 million; 0.85% of average daily net assets over $500 million up to $1 billion; and 0.80% of average daily net assets in excess of $1 billion.

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A discussion regarding the Board of Trustees’ approval of the advisory arrangements for Transamerica AEGON High Yield Bond VP, Transamerica Focus VP, Transamerica Foxhall Emerging Markets/Pacific Rim VP, Transamerica Foxhall Global Conservative VP, Transamerica Foxhall Global Growth VP, Transamerica Foxhall Global Hard Asset VP, Transamerica Index 35 VP, and Transamerica Index 100 VP is available in each portfolio's annual report for the fiscal year ended December 31, 2009. A discussion regarding the Board of Trustees’ approval for each of the other portfolios, except Transamerica Diversified Equity VP, Transamerica Efficient Markets VP, Transamerica WMC Diversified Growth VP and Transamerica WMC Diversified Growth II VP, is available in each portfolio’s semi-annual report for the fiscal period ended June 30, 2009. A discussion regarding the Board of Trustees’ approval for those portfolios will be available in each portfolio’s semi-annual report for the fiscal period ending June 30, 2010.

Portfolio Construction Manager

Morningstar Associates, LLC (“Morningstar”), 22 West Washington Street, Chicago, IL 60602, is the portfolio construction manager for the portfolios listed below.

Transamerica Asset Allocation – Conservative VP

Transamerica Asset Allocation – Growth VP

Transamerica Asset Allocation – Moderate Growth VP

Transamerica Asset Allocation – Moderate VP

Transamerica International Moderate Growth VP

Pursuant to an Asset Allocation Management Agreement between TAM and Morningstar, the portfolio construction manager will make the portfolios’ investment decisions, determine what portion of each asset allocation portfolio should be in the underlying portfolios and what portion, if any, should be held in U.S. Government securities, short-term commercial paper or other assets such as cash.

Portfolio Construction Manager Compensation

For the fiscal year ended December 31, 2009, the portfolio construction manager received the following fees as a percentage of a portfolio’s average daily net assets:

Transamerica Asset Allocation – Conservative VP 0.10%

Transamerica Asset Allocation – Growth VP 0.10%

Transamerica Asset Allocation – Moderate Growth VP 0.10%

Transamerica Asset Allocation – Moderate VP 0.10%

Transamerica International Moderate Growth VP 0.10%

Portfolio Construction Team

Each of the above listed portfolios are managed by a portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. The SAI provides additional information about the portfolio construction team’s compensation, other accounts managed by the portfolio construction team, and the portfolio construction team’s ownership in each portfolio.

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jon Hale, CFA/2006	Co-Portfolio Manager	Morningstar	Senior Consultant
Maciej Kowara, CFA/2006	Co-Portfolio Manager	Morningstar	Research & Development Consultant
Jeff McConnell, CFA/2006	Co-Portfolio Manager	Morningstar	Senior Consultant
Michael Stout, CFA/2006	Co-Portfolio Manager	Morningstar	Senior Consultant
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Sub-Advisers

The name and address of the sub-advisers are listed below. Pursuant to Investment Sub-advisory Agreements between TAM and each sub-adviser on behalf of the respective portfolios, each sub-adviser shall make investment decisions, buy and sell securities for the portfolios, conduct research that leads to these purchase and sale decisions, and pay broker-dealers a commission for these trades (which can include payments for research and brokerage services).

The sub-advisers listed below receive compensation, calculated daily and paid monthly, from TAM. For the fiscal year ended December 31, 2009, the sub-advisers received the following sub-advisory fees as a percentage of a portfolio's average daily net assets:

Portfolio	Sub-Advisory Fee	Name and Address of Sub-Adviser
Transamerica AEGON High Yield Bond VP1 Transamerica Efficient Markets VP Transamerica Index 35 VP Transamerica Index 50 VP Transamerica Index 75 VP Transamerica Index 100 VP	0.25% 0.12% 0.12% 0.11% 0.10% 0.12%	AEGON USA Investment Management, LLC (“AUIM”) 4333 Edgewood Road NE Cedar Rapids, IA 52499
Transamerica BlackRock Tactical Allocation VP	0.10%	BlackRock Financial Management, Inc. (“BlackRock”) 55 East 52nd Street New York, NY 10055
Transamerica BlackRock Large Cap Value VP2	0.32%	BlackRock Investment Management, LLC (“BlackRock”) 800 Scudders Mill Road Plainsboro, NJ 08536
Transamerica Clarion Global Real Estate Securities VP	0.39%	ING Clarion Real Estate Securities, LLC (“Clarion”) 201 King of Prussia Road Suite 600 Radnor, PA 19087
Transamerica Federated Market Opportunity VP	0.28%	Federated Equity Management Company of Pennsylvania (“Federated”) 1001 Liberty Avenue Pittsburgh, PA 15222
Transamerica Foxhall Emerging Markets/Pacific Rim VP Transamerica Foxhall Global Conservative VP Transamerica Foxhall Global Growth VP Transamerica Foxhall Global Hard Asset VP	0.45% 0.45% 0.45% 0.45%	Foxhall Capital Management, Inc. (“Foxhall”) 35 Old Tavern Road 2nd Floor Orange, CT 06477
Transamerica Hanlon Balanced VP Transamerica Hanlon Growth VP Transamerica Hanlon Growth and Income VP Transamerica Hanlon Managed Income VP	0.45% 0.45% 0.45% 0.45%	Hanlon Investment Management, Inc. (“Hanlon”) 3393 Bargaintown Road, Suite 200 Egg Harbor Township, NJ 08234
Transamerica Jennison Growth VP	0.35%	Jennison Associates LLC (“Jennison”) 466 Lexington Avenue New York, NY 10017
Transamerica JPMorgan Core Bond VP Transamerica JPMorgan Enhanced Index VP Transamerica JPMorgan Mid Cap Value VP	0.20% 0.30% 0.40%	J.P. Morgan Investment Management Inc. (“JPMorgan”) 245 Park Avenue New York, NY 10167
Transamerica MFS International Equity VP3	0.45%	MFS® Investment Management (“MFS”) 500 Boylston Street Boston, MA 02116
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Portfolio	Sub-Advisory Fee	Name and Address of Sub-Adviser
Transamerica Morgan Stanley Active International Allocation VP Transamerica Multi Managed Large Cap Core VP	0.45% 0.30%	Morgan Stanley Investment Management Inc. (“MSIM”) 522 Fifth Avenue New York, NY 10036
Transamerica Morgan Stanley Mid-Cap Growth VP	0.40%	Van Kampen Asset Management (“VKAM”) 522 Fifth Avenue New York, NY 10036
Transamerica PIMCO Total Return VP4	0.25%	Pacific Investment Management Company LLC (“PIMCO”) 840 Newport Center Drive Newport Beach, CA 92660
Transamerica ProFund UltraBear VP	0.40%	ProFund Advisors LLC 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814
Transamerica Third Avenue Value VP	0.40%	Third Avenue Management LLC (“Third Avenue”) 622 Third Avenue 32nd Floor New York, NY 10017

Transamerica Balanced VP

Transamerica Convertible Securities VP

Transamerica Diversified Equity VP5

Transamerica Focus VP

Transamerica Growth Opportunities VP

Transamerica Money Market VP

Transamerica Small/Mid Cap Value VP

Transamerica U.S. Government

Securities VP

	0.35% 0.35% 0.31% 0.41% 0.37% 0.15% 0.38% 0.15%	Transamerica Investment Management, LLC (“TIM”) 11111 Santa Monica Boulevard Suite 820 Los Angeles, CA 90025
Transamerica T. Rowe Price Small Cap VP	0.35%	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202
Transamerica WMC Diversified Growth VP6 Transamerica WMC Diversified Growth II VP7	0.31% 0.30%	Wellington Management Company, LLP (“Wellington Management”) 75 State Street Boston, MA 02109

1 Includes fees paid to the portfolio’s previous sub-adviser. Effective November 20, 2009, the sub-advisory fee for the portfolio was 0.28% of the first $400 million of average daily net assets; 0.25% of average daily net assets over $400 million up to $750 million; and 0.20% of average daily net assets in excess of $750 million. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica AEGON High Yield Bond, a series of Transamerica Funds, also managed by the sub-adviser. Prior to November 20, 2009, the sub-advisory fee for the portfolio was 0.315% of the first $250 million of average daily net assets; 0.30% of average daily net assets over $250 million up to $750 million; 0.27% of average daily net assets over $750 million up to $1 billion; and 0.25% of average daily net assets in excess of $1 billion.

2 Effective November 20, 2009, the sub-advisory fee for the portfolio is 0.35% of the first $250 million of average daily net assets; 0.325% of average daily net assets over $250 million up to $750 million; 0.30% of average daily net assets over $750 million up to $1 billion; and 0.25% of average daily net assets in excess of $1 billion. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica BlackRock Large Cap Value, a series of Transamerica Funds, also managed by the sub-adviser. Prior to November 20, 2009, the sub-advisory fee for the portfolio was 0.35% of the first $250 million of average daily net assets; 0.325% of average daily net assets over $250 million up to $750 million; and 0.30% of average daily net in excess of $750 million.

3 Effective August 1, 2009, the sub-advisory fee for the portfolio is 0.45% of the first $250 million of average daily net assets; 0.425% of average daily net assets over $250 million up to $500 million; 0.40% of average daily net assets over $500 million up to $1 billion; and 0.375% of average daily net assets in excess of $1 billion. Prior to August 1, 2009, the sub-advisory fee for the portfolio was 0.475% of the first $500 million of average daily net assets; 0.45% of average daily net assets over $500 million up to $1 billion; and 0.40% of average daily net assets in excess of $1 billion.

4 Effective July 1, 2009, the sub-advisory fee for the portfolio is 0.25% of the first $1 billion of average daily net assets; and 0.225% of average daily net assets over $1 billion, only when PIMCO sub-advised assets exceed $3 billion on an aggregate basis. For the purpose of determining the $3 billion aggregate assets, the average daily net assets will be determined on a combined basis with Transamerica PIMCO Total Return VP, Transamerica PIMCO Total Return, and Transamerica PIMCO Real Return TIPS. If aggregate assets exceed $3 billion, then the calculation of sub-advisory fees will be based on the combined average daily net assets of Transamerica PIMCO Total Return VP and Transamerica PIMCO Total Return. Prior to July 1, 2009, the sub-advisory fee for the portfolio was 0.25% of average daily net assets.

5 Fees were paid to the portfolio’s previous sub-adviser. Effective May 1, 2010, the sub-advisory fee for the portfolio is 0.35% of the first $500 million of average daily net assets; 0.30% of average daily net assets over $500 million up to $2.5 billion; and 0.25% of average daily net in excess of $2.5 billion, less 50% of any amount reimbursed pursuant to the portfolio’s expense limitation. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Diversified Equity, a series of Transamerica Funds, also managed by the sub-adviser. Prior to May 1, 2010, the co-sub-advisory fee for the portfolio was 0.31% of the first $500 million of average daily net assets; 0.275% of average daily net assets over $500 million up to $1.5 billion; and 0.28% of average daily net in excess of $1.5 billion. A portion of the sub-advisory fee was paid to a prior co-manager based on their portion of managed assets as follows: 0.40% of the first $500 million of average daily net assets; 0.375% of average daily net assets over $500 million up to $1.5 billion; and 0.35% of average daily net assets in excess of $1.5 billion.

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6  Fees were paid to the portfolio’s previous sub-adviser. Effective April 9, 2010, the sub-advisory fee for the portfolio is 0.28% of the first $2 billion of average daily net assets; 0.25% of average daily net assets over $2 billion up to $5 billion; and 0.225% of average daily net assets in excess $5 billion. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica WMC Diversified Growth, Transamerica WMC Diversified Growth VP, Transamerica WMC Diversified Growth II VP and the portion of the assets of the Transamerica Partners Large Growth Portfolio that are sub-advised by Wellington Management. Prior to April 9, 2010, the sub-advisory fee for the portfolio was 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion.

7 Fees were paid to the portfolio’s previous sub-adviser. Effective April 9, 2010, the sub-advisory fee for the portfolio is 0.28% of the first $2 billion of average daily net assets; 0.25% of average daily net assets over $2 billion up to $5 billion; and 0.225% of average daily net assets in excess $5 billion. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica WMC Diversified Growth, Transamerica WMC Diversified Growth VP, Transamerica WMC Diversified Growth II VP and the portion of the assets of the Transamerica Partners Large Growth Portfolio that are sub-advised by Wellington Management. Prior to April 9, 2010, the sub-advisory fee for the portfolio was 0.30% of the portfolio’s average daily net assets.

Portfolio Manager(s)

The following portfolios are managed by portfolio manager(s). The SAI provides additional information about the portfolio manager(s)’ compensation, other accounts managed by the portfolio manager(s), and the portfolio manager(s)’ ownership in each portfolio.

Transamerica AEGON High Yield Bond VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Bradley J. Beman, CFA, CPA/2009	Portfolio Manager	AUIM	Senior Vice President, Director – High Yield
Kevin Bakker, CFA/2009	Portfolio Manager	AUIM	High Yield Portfolio Manager
Benjamin D. Miller, CFA/2009	Portfolio Manager	AUIM	High Yield Portfolio Manager

Transamerica Balanced VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Kirk J. Kim/2008	Portfolio Manager (Lead-Equity)	TIM	Principal, Deputy Chief Investment Officer, Portfolio Manager
John D. Lawrence, CFA/2009	Portfolio Manager (Co-Equity)	TIM	Principal, Portfolio Manager
Gary U. Rollé, CFA/1994	Portfolio Manager (Co-Equity)*	TIM	Principal, Managing Director, Chief Executive Officer, Chief Investment Officer
Greg D. Haendel, CFA/2008	Portfolio Manager (Lead-Fixed)	TIM	Principal, Portfolio Manager
Derek S. Brown, CFA/2008	Portfolio Manager (Co-Fixed)	TIM	Principal, Director of Fixed Income, Portfolio Manager
Brian W. Westhoff, CFA/2008	Portfolio Manager (Co-Fixed)	TIM	Principal, Portfolio Manager

* Mr. Rollé will be a co-portfolio manager through June 30, 2010. In July he will no longer have official portfolio management responsibilities, but he will continue in the capacity of advisory consultant until the end of 2010.

Transamerica BlackRock Global Allocation VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Dennis Stattman/2009	Senior Portfolio Manager	BlackRock	Managing Director
Dan Chamby/2009	Associate Portfolio Manager	BlackRock	Managing Director
Romualdo Roldan/2009	Associate Portfolio Manager	BlackRock	Managing Director

Transamerica BlackRock Large Cap Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Robert C. Doll, Jr., CFA/2004	Senior Portfolio Manager	BlackRock	Vice Chairman, Chief Equity Strategist
Daniel Hanson, CFA/2008	Associate Portfolio Manager	BlackRock	Managing Director
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Transamerica BlackRock Tactical Allocation VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Phil Green/2009	Managing Director	BlackRock	Lead Portfolio Manager, Portfolio Co-Manager
Michael Huebsch/2009	Managing Director	BlackRock	Lead Portfolio Manager

Transamerica Clarion Global Real Estate Securities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Steven D. Burton, CFA/2002	Portfolio Manager	Clarion	Managing Director
T. Ritson Ferguson, CFA/2002	Portfolio Manager	Clarion	Chief Investment Officer
Joseph P. Smith, CFA/2002	Portfolio Manager	Clarion	Managing Director

Transamerica Convertible Securities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Kirk J. Kim/2002	Portfolio Manager (Lead)	TIM	Principal, Deputy Chief Investment Officer, Portfolio Manager
Peter O. Lopez/2002	Portfolio Manager (Co)	TIM	Principal, President, Director of Research, Portfolio Manager

Transamerica Diversified Equity VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Edward S. Han/2010	Portfolio Manager (Lead)	TIM	Principal, Portfolio Manager
Gary U. Rollé, CFA/2009	Portfolio Manager (Co)*	TIM	Principal, Managing Director, Chief Executive Officer, Chief Investment Officer
Peter O. Lopez/2009	Portfolio Manager (Co)	TIM	Principal, President, Director of Research, Portfolio Manager

* Mr. Rollé will be a co-portfolio manager through June 30, 2010. In July he will no longer have official portfolio management responsibilities, but he will continue in the capacity of advisory consultant until the end of 2010.

Transamerica Efficient Markets VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2008	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Federated Market Opportunity VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Steven J. Lehman, CFA/1994	Senior Portfolio Manager	Federated	Vice President and Senior Vice President
Dana L. Meissner, CFA/2009	Portfolio Manager	Federated	Vice President and Senior Investment Analyst
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Transamerica Focus VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Edward S. Han/2009	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager
Kirk J. Kim/2009	Portfolio Manager (Co)	TIM	Principal, Deputy Chief Investment Officer, Portfolio Manager
Joshua D. Shaskan, CFA/2009	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager

Transamerica Foxhall Emerging Markets/Pacific Rim VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Foxhall Global Conservative VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Foxhall Global Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Foxhall Global Hard Asset VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Growth Opportunities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Edward S. Han/2005	Portfolio Manager (Lead)	TIM	Principal, Portfolio Manager
John J. Huber, CFA/2005	Portfolio Manager (Lead)	TIM	Principal, Director of Equity
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Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Process and Risk Management, Portfolio Manager

Transamerica Hanlon Balanced VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Hanlon Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Hanlon Growth and Income VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Hanlon Managed Income VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Index 35 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2009	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Index 50 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2008	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Index 75 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2008	Portfolio Manager	AUIM	Senior Vice President and
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Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Senior Portfolio Manager

Transamerica Index 100 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2009	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Jennison Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Michael A. Del Balso/2009	Portfolio Manager	Jennison	Managing Director and Director of Research for Growth Equity
Kathleen A. McCarragher/2000	Portfolio Manager	Jennison	Managing Director and Head of Growth Equity
Spiros “Sig” Segalas/2009	Portfolio Manager	Jennison	Director, President and Chief Investment Officer

Transamerica JPMorgan Core Bond VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Douglas S. Swanson/2007	Portfolio Manager	JPMorgan	Managing Director and Portfolio Manager

Transamerica JPMorgan Enhanced Index VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Terance Chen/1997	Vice President	JPMorgan	Portfolio Manager
Raffaele Zingone/1997	Portfolio Manager	JPMorgan	Portfolio Manager

Transamerica JPMorgan Mid Cap Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jonathan K.L. Simon/2004	Portfolio Manager	JPMorgan	Portfolio Manager and Chief Investment Officer (US Value)
Lawrence Playford, CFA/2004	Portfolio Manager	JPMorgan	Vice President and Research Analyst
Gloria Fu, CFA/2006	Portfolio Manager	JPMorgan	Vice President and Research Analyst

Transamerica MFS International Equity VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Daniel Ling/2009	Portfolio Manager	MFS	Investment Officer, Investment Manager, Lion Capital Management, Singapore
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Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Marcus L. Smith/2006	Portfolio Manager	MFS	Investment Officer

Transamerica Morgan Stanley Active International Allocation VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Ann D. Thivierge/2002	Portfolio Manager	MSIM	Managing Director

Transamerica Morgan Stanley Mid-Cap Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Dennis P. Lynch/2002	Lead Portfolio Manager	VKAM	Managing Director
David S. Cohen/2002	Portfolio Manager	VKAM	Managing Director
Sam G. Chainani/2004	Portfolio Manager	VKAM	Managing Director
Alexander T. Norton/2005	Portfolio Manager	VKAM	Executive Director
Jason C. Yeung/2007	Portfolio Manager	VKAM	Executive Director
Armistead B. Nash/2008	Portfolio Manager	VKAM	Executive Director

Transamerica Multi Managed Large Cap Core VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Dennis P. Lynch/2002	Lead Portfolio Manager	MSIM	Managing Director
David S. Cohen/2002	Portfolio Manager	MSIM	Managing Director
Sam G. Chainani/2004	Portfolio Manager	MSIM	Managing Director
Alexander T. Norton/2005	Portfolio Manager	MSIM	Executive Director
Jason C. Yeung/2007	Portfolio Manager	MSIM	Executive Director
Armistead B. Nash/2008	Portfolio Manager	MSIM	Executive Director
Kevin Holt/2004	Co-Lead Portfolio Manager	MSIM	Managing Director
Jason Leder/2004	Co-Lead Portfolio Manager	MSIM	Managing Director
Devin Armstrong/2007	Portfolio Manager	MSIM	Executive Director
James Warwick/2007	Portfolio Manager	MSIM	Executive Director

Transamerica PIMCO Total Return VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Chris P. Dialynas/2008	Portfolio Manager	PIMCO	Managing Director

Transamerica ProFund UltraBear VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Todd B. Johnson/2009	Lead Portfolio Manager	ProFund Advisors	Chief Investment Officer
Howard S.Rubin/2009	Portfolio Manager	ProFund Advisors	Director, Portfolio Manager
Robert M. Parker/2009	Portfolio Manager	ProFund Advisors	Senior Portfolio Manager
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Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Transamerica Small/Mid Cap Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeffrey J. Hoo, CFA/2008	Portfolio Manager (Lead)	TIM	Principal, Portfolio Manager
Joshua D. Shaskan, CFA/2008	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager
Thomas E. Larkin, III/2008	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager, Senior Securities Analyst

Transamerica T. Rowe Price Small Cap VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sudhir Nanda, CFA/2006	Portfolio Manager	T. Rowe Price	Vice President and Portfolio Chairman

Transamerica Third Avenue Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Curtis R. Jensen/1998	Co-Portfolio Manager	Third Avenue	Co-Chief Investment Officer
Yang Lie/2008	Co-Portfolio Manager	Third Avenue	Director of Research
Kathleen K. Crawford/2007	Assistant Portfolio Manager	Third Avenue	Research Analyst

Transamerica U.S. Government Securities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Derek S. Brown, CFA/2005	Portfolio Manager (Lead)	TIM	Principal, Director of Fixed Income, Portfolio Manager
Greg D. Haendel, CFA/2003	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager

Transamerica WMC Diversified Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul E. Marrkand, CFA/2010	Portfolio Manager	Wellington Management	Senior Vice President and Equity Portfolio Manager

Transamerica WMC Diversified Growth II VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul E. Marrkand, CFA/2010	Portfolio Manager	Wellington Management	Senior Vice President and Equity Portfolio Manager
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Disclosure of Portfolio Holdings: A detailed description of the portfolios' policies and procedures with respect to the disclosure of the portfolios' securities is available in the SAI. The portfolios publish all holdings on the website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

Prior Performance for Similar Accounts

Wellington Management - Transamerica WMC Diversified Growth VP and Transamerica WMC Diversified Growth II VP (the “WMC Portfolios”). The performance information shown below represents a composite of the prior performance of certain discretionary accounts (the “Other Accounts”) managed by Wellington Management with substantially similar investment objectives, policies and strategies as the WMC Portfolios. Wellington Management has prepared the historical performance shown for the composite in compliance with the Global Investment Performance Standards. This methodology differs from the guidelines of the Securities and Exchange Commission for calculating performance of mutual funds.

The WMC Portfolios’ actual performance may vary significantly from the past performance of the composite. Differences in asset size and cash flows may result in different security selections, differences in relative weightings of securities or differences in prices paid for particular portfolio holdings. In addition, the Other Accounts were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite.

The composite performance presented below is shown on both a gross and net basis. The net performance results have been adjusted to reflect the operating expenses of Initial and Service Class shares of Transamerica WMC Diversified Growth VP.

The composite performance is not that of the WMC Portfolios, should not be interpreted as indicative of the WMC Portfolios’ future performance, and should not be considered a substitute for the WMC Portfolios’ performance.

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Year-by-Year Total Return as of 12/31 each year (%)

The composite performance in the bar chart below is shown on a gross basis and net of the operating expenses of Transamerica WMC Diversified Growth VP Initial Class shares.

The composite performance in the bar chart below is shown on a gross basis and net of the operating expenses of Transamerica WMC Diversified Growth VP Service Class shares.

Average Annual Total Returns for the period ended 12/31/09

	1 year	5 years	10 years
Wellington Management Diversified Growth Composite (gross of expenses)	38.91%	4.34%	1.13%
Wellington Management Diversified Growth Composite (net of expenses of Transamerica WMC Diversified Growth VP Initial Class shares)	37.84%	3.52%	0.34%
Wellington Management Diversified Growth Composite (net of expenses of Transamerica WMC Diversified Growth VP Service Class shares)	37.51%	3.26%	0.09%
Russell 1000® Growth Index	37.21%	1.63%	-3.99%
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OTHER INFORMATION

Share Classes

TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2011. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

Purchase and Redemption of Shares

Shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York and Monumental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (“NAV”) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust’s distributor (or other agent) of a purchase order or receipt of a redemption request.

Valuation of Shares

The NAV of all portfolios is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Purchase orders for shares of the TST asset allocation portfolios that are received in good order and accepted before the close of business on the NYSE receive the NAV determined as of the close of the NYSE that day. For direct purchases, corresponding orders for shares of the underlying constituent portfolios are priced on the same day that orders for shares of the asset allocation portfolios are received and accepted. For purchases of shares of the TST asset allocation portfolios through the National Securities Clearing Corporation (“NSCC”), orders for shares of the underlying constituent portfolios will be placed after the receipt and acceptance of the settled purchase order for shares of the asset allocation portfolios.

How NAV Is Calculated

The NAV of each portfolio (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios’ securities for the purposes of determining the portfolios’ NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may

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be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that the portfolio uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end portfolios (other than ETF shares) are generally valued at the net asset value per share reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the portfolios’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV per share.

Market Timing/Excessive Trading

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. As money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares may disrupt portfolio management, hurt portfolio performance and drive portfolio expenses higher. For example, a portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.

Transamerica Series Trust’s Board of Trustees has approved policies and procedures that are designed to discourage market timing or excessive trading which include limitations on the number of transactions in portfolio shares. If you intend to engage in such practices, we request that you do not purchase shares of any of the portfolios. Each portfolio reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the portfolio reasonably believes to be in connection with market timing or excessive trading.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios’ policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it

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reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a “contract owner”) or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and excessive short-term trading, the portfolios cannot always recognize or detect such trading. The Trust’s distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries’ ability to deter such activity may be limited by operational and information systems. Due to the risk that the portfolios and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an asset allocation portfolio in furtherance of a portfolio’s objective are not considered to be market timing or disruptive trading.

Investment Policy Changes

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name will provide its shareholders with at least 60 days’ prior written notice before making changes to such policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.

Unless expressly designated as fundamental, all policies and procedures of the portfolios, including their investment objectives, may be changed at any time by the Board of Trustees without shareholder approval. The investment strategies employed by a portfolio may also be changed without shareholder approval.

To the extent authorized by law, Transamerica Series Trust and each of the portfolios reserve the right to discontinue offering shares at any time, to merge or liquidate a class of shares or to cease operations entirely.

Asset Allocation Funds

The asset allocation portfolios, Transamerica Asset Allocation – Conservative VP, Transamerica Asset Allocation – Growth VP, Transamerica Asset Allocation – Moderate Growth VP, Transamerica Asset Allocation – Moderate VP and Transamerica International Moderate Growth VP, as well as Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Multi-Manager International Portfolio and Transamerica Multi-Manager Alternative Strategies Portfolio, each separate series of Transamerica Funds, may own a significant portion of the shares of a TST portfolio. Transactions by the asset allocation portfolios may be disruptive to the management of an underlying portfolio.

Dividends and Distributions

Each portfolio intends to distribute annually substantially all of its net investment income, if any. Dividends of Transamerica Money Market VP are declared daily and distributed monthly. Capital gain distributions are typically declared and distributed annually, if any. Dividends and distributions are paid on the business day following the ex-dividend date, and will be reinvested in additional shares unless you elect to take your dividends in cash. Distributions of short-term capital gains are included as distributions of net investment income.

Taxes

Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify for each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). As a regulated investment company, a portfolio generally will not be subject to federal income tax on the taxable income that it distributes. Taxable income consists generally of net investment income and any capital gains. It is each portfolio’s intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance policies and annuity contracts. Certain separate accounts are required to meet diversification requirements under Section 817(h) of the Code and the regulations thereunder in order for insurance policies and annuity contracts funded by those separate accounts to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and is

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owned only by separate accounts and certain other qualified investors (including the asset allocation portfolios offered in this prospectus if they are owned only by separate accounts and certain other qualified investors), the separate accounts invested in that portfolio will be allowed to look through to the portfolio’s investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirements under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the insurance policies and annuity contracts invested in that portfolio could become currently taxable to the owners of the policies and contracts, and income for prior periods with respect to the policies and contracts could also be taxable in the year in which that failure occurs.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see “Federal Income Tax Considerations” included in the respective prospectuses for the policies and contracts.

Distribution and Service Plans

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (“TCI”), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class and up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2011. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

Other Distribution and Service Arrangements

The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York and Monumental Life Insurance Company (together, the “Transamerica Insurance Companies”), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of Western Reserve and is affiliated with the other Transamerica Insurance Companies, and TAM’s business profits (from managing the portfolios) may directly benefit Western Reserve and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios’ shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies, TCI, and/or other portfolio sub-advisers, directly or through TCI, out of their past profits and other available sources, provide cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries as a means to promote the distribution and wholesaling of variable contracts (and thus, indirectly, the portfolios’ shares). In certain cases, these payments may be significant. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial and may be substantial to any given recipient. Revenue sharing arrangements are separately negotiated. Revenue sharing is not an expense of the portfolios, is not reflected in the fees and expenses sections of this prospectus and does not change the price paid by investors for the purchase of a portfolio’s shares or the amount received by an investor as proceeds from the redemption of portfolio shares. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

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Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit TAM, TCI and their affiliates to the extent the payments result in more assets being invested in the portfolios on which fees are being charged.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentives for the insurers and other financial intermediaries to make the TST portfolios’ shares available to current or prospective variable contract owners to the detriment of other potential investment options.

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LIST AND DESCRIPTION OF CERTAIN UNDERLYING PORTFOLIOS

This section lists and describes the underlying portfolios in which some or all of the asset allocation portfolios may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Further information about certain underlying portfolios of TST and certain underlying funds of Transamerica Funds is contained in those underlying funds’/portfolios’ prospectuses, available at www.transamericafunds.com.

TST UNDERLYING PORTFOLIOS:

Fund Name	Transamerica Asset Allocation – Conservative VP	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica AEGON High Yield Bond VP	X		X	X
Transamerica Balanced VP	X	X	X	X
Transamerica BlackRock Large Cap Value VP	X	X	X	X		X
Transamerica Clarion Global Real Estate Securities VP	X	X	X	X	X
Transamerica Convertible Securities VP	X	X	X	X		X
Transamerica Diversified Equity VP	X	X	X	X		X
Transamerica Federated Market Opportunity VP	X	X	X	X	X
Transamerica Focus VP	X	X	X	X
Transamerica Growth Opportunities VP	X	X	X	X		X
Transamerica Jennison Growth VP	X	X	X	X		X
Transamerica JPMorgan Core Bond VP	X		X	X	X	X
Transamerica JPMorgan Enhanced Index VP	X	X	X	X		X
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Fund Name	Transamerica Asset Allocation – Conservative VP	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica JPMorgan Mid Cap Value VP	X	X	X	X		X
Transamerica MFS International Equity VP						X
Transamerica Money Market VP	X	X	X	X	X	X
Transamerica Morgan Stanley Active International Allocation VP	X	X	X	X	X
Transamerica Morgan Stanley Mid-Cap Growth VP						X
Transamerica Multi Managed Large Cap Core VP	X	X	X	X
Transamerica PIMCO Total Return VP	X		X	X	X	X
Transamerica Small/Mid Cap Value VP	X	X	X	X
Transamerica T. Rowe Price Small Cap VP	X	X	X	X
Transamerica Third Avenue Value VP						X
Transamerica U.S. Government Securities VP	X		X	X	X	X
Transamerica WMC Diversified Growth VP	X	X	X	X		X

• Transamerica AEGON High Yield Bond VP seeks a high level of current income by investing in high-yield debt securities. The portfolio invests at least 80% of its net assets in a portfolio of high-yield/high-risk bonds (commonly known as “junk bonds”). These junk bonds are high risk debt securities rated in medium or lower categories. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; credit; fixed-income securities; high-yield debt securities; increase in expenses; liquidity; market; portfolio selection; and valuation.

• Transamerica Balanced VP seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by

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companies of all sizes. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; credit; currency; derivatives; fixed-income securities; foreign securities; growth stocks; high-yield debt securities; increase in expenses; liquidity; market; mortgage-related securities; portfolio selection; small- or medium-sized companies; stocks; and valuation.

• Transamerica BlackRock Large Cap Value VP seeks long-term capital growth by investing primarily in equity securities of large cap companies. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies that, at the time of purchase, have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Value Index. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; fixed-income securities; foreign securities; increase in expenses; liquidity; market; portfolio selection; preferred stock; stocks; value investing; and U.S. government agency obligations.

• Transamerica Clarion Global Real Estate Securities VP seeks long-term total return from investments primarily in equity securities of real estate companies. The portfolio’s portfolio will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; fixed-income securities; foreign securities; increase in expenses; market; mortgage-related securities; non-diversification; portfolio selection; portfolio turnover; real estate securities; REITs; small- or medium-sized companies; and stocks.

• Transamerica Convertible Securities VP seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. The principal risks of investing in this underlying portfolio are: active trading; cash management and defensive investing; convertible securities; currency; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; portfolio selection; repurchase agreements; and stocks.

• Transamerica Diversified Equity VP seeks to maximize capital appreciation by investing at least 80% of its assets in equity securities. The portfolio’s sub-adviser uses a “bottom-up” approach to investing, and constructs the portfolio one company at a time. The portfolio may invest in securities of all sizes; generally, however, the portfolio invests in securities of companies whose market capitalization is greater than $500 million. The portfolio may also invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; focused investing; foreign securities; growth stocks; increase in expenses; market; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica Federated Market Opportunity VP seeks absolute (positive) returns with low correlation to the U.S. equity market by investing, under normal conditions, in domestic and foreign securities that the fund’s sub-adviser deems to be undervalued or out-of-favor. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; commodities; convertible securities; country, sector or industry focus; currency; currency hedging; derivatives; emerging markets; exchange-traded funds; fixed-income securities; foreign securities; high-yield debt securities; hybrid instruments; increase in expenses; investment companies; leveraging; liquidity; market; portfolio selection; portfolio turnover; REITs; short sales; stocks; tax; and value investing.

• Transamerica Focus VP seeks to maximize long-term growth by investing primarily in domestic equity securities that, in the portfolio’s sub-adviser’s opinion, are trading at a material discount to intrinsic value. The portfolio will generally invest in domestic equity securities of any size. The portfolio may also invest up to  10% of its assets in short sale positions. The portfolio may invest up to 20% of its assets in convertible and non-convertible high-yield, debt securities rated below investment grade. The portfolio’s sub-adviser uses a “bottom-up” approach to investing, and constructs the portfolio’s portfolio one company at a time. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; derivatives; fixed-income securities; focused investing; foreign securities; high-yield debt securities; increase in expenses; market; non-diversification; portfolio selection; short sales; small- or medium-sized companies; stocks; and value investing.

• Transamerica Growth Opportunities VP seeks to maximize long-term growth by generally investing at least 65% of the portfolio’s assets in a portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; derivatives; fixed-income

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securities; foreign securities; growth stocks; increase in expenses; market; portfolio selection; preferred stock; small- or medium-sized companies; stocks; and warrants and rights.

• Transamerica Jennison Growth VP seeks long-term growth of capital by investing at least 65% of its total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts of U.S. companies with market capitalizations of at least $1 billion that the sub-adviser believes have above-average prospects for growth. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; foreign securities; growth stocks; increase in expenses; market; medium-sized companies; portfolio selection; preferred stock; stocks; and warrants and rights.

• Transamerica JPMorgan Core Bond VP seeks total return, consisting of current income and capital appreciation by investing at least 80% of its assets in U.S. government securities, medium- to high-quality corporate bonds, mortgage-backed securities and asset-backed securities and commercial mortgage-backed securities. The principal risks of investing in this underlying portfolio are: asset-backed securities; cash management and defensive investing; credit; currency; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; mortgage-related securities; portfolio selection; and valuation.

• Transamerica JPMorgan Enhanced Index VP seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Index. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; fixed-income securities; foreign securities; growth stocks; increase in expenses; market; medium-sized companies; portfolio selection; repurchase agreements; stocks; U.S. government agency obligations; and value investing.

• Transamerica JPMorgan Mid Cap Value VP seeks growth from capital appreciation by investing at least 80% of net assets, under normal conditions, in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the fund’s sub-adviser believes to be undervalued. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; derivatives; foreign securities; increase in expenses; market; medium-sized companies; portfolio selection; preferred stock; REITs, stocks; and value investing.

• Transamerica MFS International Equity VP seeks capital growth by investing primarily in equity securities of foreign companies, including emerging markets securities. Under normal market conditions, at least 80% of the portfolio’s net assets are invested in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, potentially including emerging markets. The portfolio may invest a relatively large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. The portfolio may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying portfolio are: active trading; cash management and defensive investing; convertible securities; currency; derivatives; emerging markets; foreign securities; geographic; growth stocks; increase in expenses; leveraging; liquidity; market; portfolio selection; preferred stock; small- or medium-sized companies; stocks; and value investing.

• Transamerica Money Market VP seeks to obtain maximum current income from money market securities consistent with liquidity and preservation of principal by investing substantially all of the portfolio’s assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: bank obligations; credit; fixed-income securities; foreign securities; increase in expenses; interest rate; market; redemption; repurchase agreements; U.S. government agency obligations; and yield.

• Transamerica Morgan Stanley Active International Allocation VP seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; emerging markets; foreign securities; increase in expenses; liquidity; market; portfolio selection; real estate securities; REITs; and stocks.

• Transamerica Morgan Stanley Mid-Cap Growth VP seeks capital appreciation by investing, under normal circumstances, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The portfolio may also invest in common stocks and other equity securities of small-and large- cap companies, as well as preferred stocks, convertible

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securities, rights and warrants and debt securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; investing aggressively; market; portfolio selection; preferred stock; REITs; small- or medium-sized companies; stocks; and warrants and rights.

• Transamerica Multi Managed Large Cap Core VP seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio’s assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: currency; derivatives; emerging markets; foreign securities; growth stocks; market; REITs; stocks; and value investing.

• Transamerica PIMCO Total Return VP seeks maximum total return consistent with preservation of capital and prudent investment management by investing principally in fixed-income securities of varying maturities. The fund may invest its assets in derivative instruments. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; credit; currency; currency hedging; derivatives, emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; leveraging; liquidity; market; mortgage-related securities; portfolio selection; preferred stock; prepayment or call; repurchase agreements; Rule 144A securities; sovereign debt; stocks; U.S. government agency obligations; and valuation.

• Transamerica Small/Mid Cap Value VP seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; emerging markets; foreign securities; increase in expenses; market; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica T. Rowe Price Small Cap VP seeks long-term growth of capital by investing primarily in common stocks of small growth companies. This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute more than 50% of assets. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; exchange-traded funds; foreign securities; growth stocks; liquidity; market; portfolio selection; smaller companies; and stocks.

• Transamerica U.S. Government Securities VP seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; country sector or industry focus; derivatives; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; market; mortgage-related securities; portfolio selection; U.S. government agency obligations; and zero coupon bonds.

• Transamerica WMC Diversified Growth VP seeks to maximize long-term growth by investing, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth- oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria. Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; fixed-income securities; focused investing; foreign securities; growth stocks; increase in expenses; market; portfolio selection; small-or medium sized companies; and stocks.

The portfolios may invest their assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolios may do so without limit. Although the underlying portfolios will do this only in seeking to avoid losses, the underlying portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolios have any uninvested cash, the portfolios would also be subject to risk with respect to the depository institution holding the cash.

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TRANSAMERICA UNDERLYING FUNDS:

Fund Name	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Conservative VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica AllianceBernstein International Value	X	X	X	X	X	X
Transamerica BlackRock Global Allocation	X	X	X	X	X	X
Transamerica BlackRock Natural Resources	X
Transamerica BNY Mellon Market Neutral Strategy	X
Transamerica First Quadrant Global Macro	X
Transamerica Flexible Income		X	X	X	X	X
Transamerica Jennison Growth	X	X	X	X
Transamerica JPMorgan International Bond		X	X	X	X	X
Transamerica Loomis Sayles Bond		X	X	X	X	X
Transamerica MFS International Equity	X	X	X	X	X
Transamerica Neuberger Berman International	X	X	X	X	X	X
Transamerica Oppenheimer Developing Markets	X	X	X	X	X
Transamerica Oppenheimer Small- & Mid-Cap Value	X	X	X	X
Transamerica PIMCO Real Return TIPS		X	X	X	X	X
Transamerica Schroders International Small Cap	X	X	X	X	X
Transamerica Short-Term Bond		X	X	X	X	X
Transamerica Third Avenue Value	X	X	X	X
Transamerica Thornburg International Value	X	X	X	X	X	X
Transamerica UBS Large Cap Value	X	X	X	X		X
Transamerica Van Kampen Emerging Markets Debt		X	X	X
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Fund Name	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Conservative VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica Van Kampen Mid-Cap Growth	X	X	X	X	X
Transamerica Van Kampen Small Company Growth	X	X	X	X
Transamerica WMC Emerging Markets	X	X	X	X	X

• Transamerica AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from a variety of industries and developed countries. The fund primarily invests in issuers that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The principal risks of investing in this underlying fund are: convertible securities; currency; currency hedging; defensive investing; derivatives; foreign securities; increase in expenses; leveraging; liquidity; market; portfolio selection; repurchase agreements; securities lending; short sales; stocks; value investing; and warrants and rights.

• Transamerica BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: commodities; convertible securities; credit; currency; currency hedging; defensive investing; derivatives; distressed securities; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; liquidity; loans; market; portfolio selection; precious metals-related securities; preferred stock; prepayment or call; real estate securities; securities lending; short sales; small- or medium-sized companies; sovereign debt; stocks; tax; and warrants and rights.

• Transamerica BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders’ capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its net assets in equity securities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The principal risks of investing in this underlying fund are: defensive investing; derivatives; emerging markets; equity securities; foreign securities; increase in expenses; market and selection; mid-cap securities; natural resource-related securities; non-diversification; portfolio selection; precious metals-related securities; sector; and tax.

• Transamerica BNY Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market-neutral strategy and investing, under normal circumstances, at least 80% of the fund’s assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: currency; defensive investing; derivatives; foreign securities; increase in expenses; leveraging; market; portfolio selection; portfolio turnover; short sales; small- or medium-sized companies; and stocks.

• Transamerica First Quadrant Global Macro seeks to achieve total return from investments in the global equity, fixed-income, and currency markets, independent of market direction. The fund seeks to generate returns through risk-controlled exposure, long and short, to global equity, fixed-income, and currency markets through a wide range of derivative instruments and direct investments. The fund typically will make extensive use of derivative instruments, including futures contracts on global equity and fixed-income securities and security indices, options on futures contracts and equity indices, securities and security indices, swap contracts and forward contracts. The fund may also invest directly in global equity securities (including exchange traded funds (“ETFs”) and common and preferred stock of U.S. and non-U.S. companies) and fixed-income securities (including U.S. and non-U.S. corporate bonds and debt securities guaranteed by U.S. and non-

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U.S. governments, their agencies or instrumentalities or supranational organizations). The principal risks of investing in this underlying fund are: active trading; convertible securities; country, sector or industry focus; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; high-yield debt securities; increase in expenses; leveraging; liquidity; market; non-diversification; portfolio selection; preferred stock; prepayment or call; short sales; small- or medium-sized companies; stocks; U.S. government agency obligations; and value investing.

• Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as a secondary objective by generally investing at least 80% of its net-assets in a broad range of fixed-income securities. The fund may also invest in derivatives and equity securities. The principal risks of investing in this underlying fund are: active trading; convertible securities; credit; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; liquidity; loans; market; mortgage-related securities; portfolio selection; preferred stock; stocks; structured instruments; valuation; and warrants and rights.

• Transamerica JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund’s net assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; increase in expenses; liquidity; market; non-diversification; and portfolio selection.

• Transamerica Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing fund assets principally in fixed-income securities. The fund normally invests at least 80% of its net assets primarily in investment-grade, fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities (“junk bonds”) and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: bank obligations; convertible securities; credit; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; leveraging; liquidity; market; mortgage-related securities; portfolio selection; preferred stock; REITs; repurchase agreements; Rule 144A securities; stocks; structured instruments; and valuation.

• Transamerica MFS International Equity seeks capital growth by investing primarily in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets. The fund may invest a relatively large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. The fund may invest its assets in the stocks of companies its sub-adviser believes to have above-average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying fund are: active trading; convertible securities; currency; defensive investing; derivatives; emerging markets; foreign securities; geographic; growth stocks; increase in expenses; leveraging; liquidity; market; portfolio selection; preferred stock; small- or medium-sized companies; stocks; and value investing.

• Transamerica Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund’s sub-adviser looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; foreign securities; growth stocks; increase in expenses; leveraging; liquidity; market; portfolio selection; securities lending; small- or medium-sized companies; stocks; and value investing.

• Transamerica Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in equity securities of issuers that are economically tied to one or more emerging markets countries. In selecting securities, the fund’s sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: convertible securities; country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; liquidity; market; portfolio selection; portfolio turnover; preferred stock; small- or medium-sized companies; stocks; and warrants and rights.

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• Transamerica Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small-cap and mid-cap domestic and foreign issuers. The fund’s sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: convertible securities; currency; currency hedging; defensive investing; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; portfolio selection; portfolio turnover; preferred stock; small- or medium-sized companies; stocks; and value investing.

• Transamerica PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Protected Securities (or “TIPS”). The fund’s subadviser invests, under normal circumstances, at least 80% of the fund’s net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: CPIU measurement; credit; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; interest rate; leveraging; liquidity; market; mortgage-related securities; non-diversification; portfolio selection; portfolio turnover; preferred stock; prepayment or call; repurchase agreements; Rule 144A securities; sovereign debt; stocks; U.S. government agency obligation; and valuation.

• Transamerica Schroders International Small Cap seeks to provide long-term capital appreciation by investing primarily in the equity securities of smaller companies located outside the U.S. The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including the company’s potential for long-term growth, financial condition, quality of management and sensitivity to cyclical factors, as well as the relative value of the company’s securities compared to the market as a whole. The principal risks of investing in this underlying fund are: country/regional; currency; defensive investing, derivatives; emerging markets; foreign securities; growth stocks; increase in expenses; investment style; liquidity; market; portfolio selection; smaller companies; and stocks.

• Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, mortgage-backed securities, and asset-backed securities. Normally, the fund will invest at least 80% of its net assets in fixed-income securities. The principal risks of investing in this underlying fund are: bank obligations; credit; defensive investing; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; mortgage-related securities; portfolio selection; U.S. government agency obligations; valuation; and yield fluctuation.

• Transamerica Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks of U.S. and non-U.S. issuers. The fund invests in companies regardless of market capitalization, with the mix of its investments at any time depending on the industries and types of securities its sub-adviser believes represent the best values consistent with the fund’s strategies and restrictions. The principal risks of investing in this underlying fund are: currency; defensive investing, fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; market; non-diversification; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica Thornburg International Value seeks long-term capital appreciation by investing, under normal circumstances, at least 75% of its assets in foreign securities of issuers that are located in a number of countries throughout the world. The fund may invest in emerging markets. The fund may invest in companies of any size, but invests primarily in the large and middle range of public company market capitalizations. The principal risks of investing in this underlying fund are: currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; increase in expenses; market; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund’s sub-adviser focuses on, among other things, identifying discrepancies between a security’s fundamental value and its market price. The principal risks of investing in this underlying fund are: convertible securities; defensive investing; derivatives; increase in expenses; investment companies; market; portfolio selection; preferred stock; stocks; value investing; and warrants and rights.

• Transamerica Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging markets countries. Under normal circumstances, at least 80% of the fund’s net assets will be invested in debt securities of issuers located in emerging markets countries. The principal risks of investing in this underlying fund are: credit; currency;

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currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; increase in expenses; liquidity; market; non-diversification; portfolio selection; sovereign debt; and valuation.

• Transamerica Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal circumstances, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The fund may also invest in common stocks and other equity securities of small- and large-cap companies, as well as preferred stocks, convertible securities, rights and warrants and debt securities. The principal risks of investing in this underlying fund are: convertible securities; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; investing aggressively; market; portfolio selection; preferred stock; REITs; small- or medium-sized companies; stocks; and warrants and rights.

• Transamerica Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies. Under normal circumstances, at least 80% of the fund’s net assets will be invested in such securities. The principal risks of investing in this underlying fund are: convertible securities; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; market; portfolio selection; REITs; smaller companies; and stocks.

• Transamerica WMC Emerging Markets seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in equity securities of companies that conduct their principal business activities in emerging markets, are organized under the laws of or maintain their principal place of business in emerging markets, or whose securities are traded principally on exchanges in emerging markets. The fund’s sub-adviser considers emerging markets to be markets with rapidly growing economies. The principal risks of investing in this underlying fund are: convertible securities; country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; IPOs; liquidity; market; portfolio selection; portfolio turnover; preferred stock; small- or medium-sized companies; stocks; and warrants and rights.

The funds may invest their assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the funds may do so without limit. Although the underlying funds will do this only in seeking to avoid losses, the underlying funds may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the funds have any uninvested cash, the funds would also be subject to risk with respect to the depository institution holding the cash.

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LIST AND DESCRIPTION OF CERTAIN UNDERLYING ETFS AND
INSTITUTIONAL MUTUAL FUNDS

This section lists and describes the underlying ETFs and institutional mutual funds in which certain of the portfolios may invest. This section summarizes their respective investment objectives and principal investment strategies and risks.

UNDERLYING ETFs AND INSTITUTIONAL MUTUAL FUNDS:

Fund Name	Transamerica Index 35 VP	Transamerica Index 50 VP	Transamerica Index 75 VP	Transamerica Index 100 VP	Transamerica Efficient Markets VP
Vanguard Emerging Markets ETF	X	X	X	X
Vanguard Europe Pacific ETF	X	X	X	X
Vanguard European ETF	X	X	X	X
Vanguard Extended Market ETF	X	X	X	X
Vanguard FTSE All-World ex-US ETF	X	X	X	X
Vanguard Growth ETF	X	X	X	X
Vanguard Intermediate-Term Bond ETF	X	X	X		X
Vanguard Intermediate-Term Corporate Bond ETF	X	X	X		X
Vanguard Intermediate-Term Government Bond ETF	X	X	X		X
Vanguard Large-Cap ETF	X	X	X	X
Vanguard Long-Term Bond ETF	X	X	X		X
Vanguard Long-Term Corporate Bond ETF	X	X	X		X
Vanguard Long-Term Government Bond ETF	X	X	X		X
Vanguard Mega Cap 300 ETF	X	X	X	X
Vanguard Mega Cap 300 Growth ETF		X	X
Vanguard Mega Cap 300 Value ETF		X	X
Vanguard Mid-Cap ETF	X	X	X	X
Vanguard Mid-Cap Growth ETF		X	X
Vanguard Mid-Cap Value ETF		X	X
Vanguard Mortgage-Backed Securities ETF	X	X	X		X
Vanguard Pacific ETF	X	X	X	X
Vanguard Short-Term Bond ETF	X	X	X		X
Vanguard Short-Term Corporate Bond ETF	X	X	X		X
Vanguard Short-Term Government Bond ETF	X	X	X		X
Vanguard Small-Cap ETF	X	X	X	X
Vanguard Small-Cap Growth ETF		X	X
Vanguard Small-Cap Value ETF		X	X
Vanguard Total Bond Market ETF	X	X	X		X
Vanguard Total Stock Market ETF	X	X	X	X
Vanguard Total World Stock ETF	X	X	X	X
Vanguard Value ETF	X	X	X	X
DFA International Small Cap Value Portfolio					X
DFA International Value Portfolio					X
Emerging Markets Value Portfolio					X
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Fund Name	Transamerica Index 35 VP	Transamerica Index 50 VP	Transamerica Index 75 VP	Transamerica Index 100 VP	Transamerica Efficient Markets VP
Large Cap International Portfolio					X
U.S. Large Company Portfolio					X
U.S. Targeted Value Portfolio					X

VANGUARD UNDERLYING ETFS:

• Vanguard® Emerging Markets ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries. The ETF employs a “passive management” — or indexing —investment approach by investing substantially all (normally about 95%) of its assets in the common stocks included in the MSCI® Emerging Markets Index, while employing a form of sampling to reduce risk. The MSCI Emerging Markets Index includes approximately 748 common stocks of companies located in emerging markets around the world. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk, emerging markets risk, currency risk and index sampling risk.

• Vanguard® Europe Pacific ETF seeks to provide a tax-efficient investment return consisting of long-term capital appreciation. The ETF purchases stocks included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI® EAFE®) Index, which is made up of approximately 989 common stocks of companies located in 21 countries in Europe, Australia, Asia and the Far East. The ETF uses statistical methods to “sample” the Index, aiming to closely track its investment performance while limiting investments in Index securities that have undesirable tax characteristics in an attempt to minimize taxable income distributions. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

• Vanguard® European ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe. The ETF employs a “passive management” — or indexing —investment approach by investing all, or substantially all, of its assets in the common stocks included in the Morgan Stanley Capital International (MSCI®) Europe Index. The MSCI Europe Index is made up of approximately 467 common stocks of companies located in 16 European countries — mostly companies in the United Kingdom, France, Germany, and Switzerland. Other countries represented in the Index include Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain and Sweden. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

• Vanguard® Extended Market ETF seeks to track the performance of a benchmark index that measures the investment return of small-and mid-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Standard & Poor’s Completion Index, a broadly diversified index of stocks of small and medium-size U.S. companies. The ETF invests all, or substantially all, of its assets in stocks of its target index, with nearly 80% of it assets invested in 1,200 stocks in its target index (covering nearly 80% of the Index’s total market capitalization), and the rest of its assets in a representative sample of the remaining stocks. The primary risks of investing in this underlying ETF are stock market risk, investment style risk and index sampling risk.

• Vanguard® FTSE All-World ex-US ETF seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets outside the U.S. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the FTSE® All-World ex-US Index, a free-float-adjusted, market-capitalization-weighted index designed to measure equity market performance of international markets. The Index includes approximately 2,140 stocks of companies located in 46 countries, including both developed and emerging markets. The ETF attempts to replicate its target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk, emerging markets risk and currency risk.

• Vanguard® Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Prime Market Growth Index, a broadly diversified index predominantly made up of growth stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or

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substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risks.

• Vanguard® Intermediate-Term Bond ETF seeks to track the performance of a market-weighted bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. 5-10 Year Government/Credit Bond Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 5 and 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

• Vanguard® Intermediate-Term Corporate Bond ETF seeks to track the performance of a market-weighted corporate bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 5-10 Year Corporate Index. This Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 5 and 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 7.9 years. The primary risks of investing in this underlying ETF are: interest rate risk, credit risk, income risk and index sampling risk.

• Vanguard® Intermediate-Term Government Bond ETF seeks to track the performance of a market-weighted government bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 3-10 Year Government Float Adjusted Index. This Index includes fixed-income securities issued by the U.S. Treasury (not including inflation-protected bonds) and U.S. government agencies and instrumentalities, as well as corporate or dollar-denominated foreign debt guaranteed by the U.S. government, with maturities between 3 and 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 5.9 years. The primary risks of investing in this underlying ETF are: income risk, interest rate risk and credit risk.

• Vanguard® Large-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Prime Market 750 Index, a broadly diversified index predominantly made up of stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Long-Term Bond ETF seeks to track the performance of a market-weighted bond index with a long-term dollar-weighted average maturity. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. Long Government/Credit Bond Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of greater than 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 15 and 30 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

• Vanguard® Long-Term Corporate Bond ETF seeks to track the performance of a market-weighted corporate bond index with a long-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. Long Corporate Index. This Index includes U.S.

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dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities greater than 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 24.7 years. The primary risks of investing in this underlying ETF are: interest rate risk, credit risk, income risk and index sampling risk.

• Vanguard® Long-Term Government Bond ETF seeks to track the performance of a market-weighted government bond index with a long-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. Long Government Float Adjusted Index. This Index includes fixed-income securities issued by the U.S. Treasury (not including inflation-protected bonds) and U.S. government agencies and instrumentalities, as well as corporate or dollar-denominated foreign debt guaranteed by the U.S. government, with maturities greater than 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 19.0 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

• Vanguard® Mega Cap 300 ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the U.S. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Morgan Stanley Capital International® (MSCI®) US Large Cap 300 Index, a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mega Cap 300 Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI US Large-Cap Growth Index, which represents the value of companies of the MSCI US Large-Cap 300 Index. The index is a, free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization growth stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mega Cap 300 Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI US Large-Cap Value Index, which represents the value of companies of the MSCI US Large-Cap 300 Index. The index is a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization value stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mid-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mid-Cap Growth ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization growth stocks. The ETF employs a “passive management” —or indexing — investment approach designed to track the performance of the MSCI US Mid Cap Growth Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

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• Vanguard® Mid-Cap Value ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization value stocks. The ETF employs a “passive management” —or indexing — investment approach designed to track the performance of the MSCI US Mid Cap Value Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mortgage-Backed Securities ETF seeks to track the performance of a market-weighted mortgage-backed securities index. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. MBS Float Adjusted Index. This Index covers U.S. agency mortgage-backed pass-through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). To be included in the Index, pool aggregates must have at least $250 million currently outstanding and a weighted average maturity of at least 1 year. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 5.76 years. The primary risks of investing in this underlying ETF are: prepayment risk, interest rate risk, credit risk, income risk and index sampling risk.

• Vanguard® Pacific ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of the Pacific region. The ETF employs a “passive management” — or indexing — investment approach by investing all, or substantially all, of its assets in the common stocks included in the MSCI® Pacific Index. The MSCI Pacific Index consists of approximately 494 common stocks of companies located Japan, Australia, Hong Kong, Singapore, and New Zealand. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

• Vanguard® Short-Term Bond ETF seeks to track the performance of a market-weighted bond index with a short-term dollar-weighted average maturity. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. 1-5 Year Government/Credit Bond Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 1 and 5 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF’s maintains a dollar-weighted average maturity consistent with that of the Index, which generally does not exceed 3 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, index sampling risk and credit risk.

• Vanguard® Short-Term Corporate Bond ETF seeks to track the performance of a market-weighted corporate bond index with a short-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 1-5 Year Corporate Index. This Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 1 and 5 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 3.1 years. The primary risks of investing in this underlying ETF are: income risk, credit risk, interest rate risk, and index sampling risk.

• Vanguard® Short-Term Government Bond ETF seeks to track the performance of a market-weighted government bond index with a short-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 1-3 Year Government Float Adjusted Index. This Index includes fixed-income securities issued by the U.S. Treasury (not including inflation-protected securities) and U.S. government agencies and instrumentalities, as well as corporate or dollar-denominated foreign debt guaranteed by the U.S. government, all with maturities between 1 and 3 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 1.9 years. The primary risks of investing in this underlying ETF are: income risk, interest rate risk, credit risk and index sampling risk.

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• Vanguard® Small-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Small Cap 1750 Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Small-Cap Growth ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI US Small Cap Growth Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Small-Cap Value ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The ETF employs a “passive management” —indexing — investment approach designed to track the performance of the MSCI US Small Cap Value Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Total Bond Market ETF seeks to track the performance of a broad, market-weighted bond index. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. Aggregate Bond Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the U.S., including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year. The ETF invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years. The primary risks of investing in this underlying ETF are interest rate risk, income risk, credit risk, call risk and index sampling risk.

• Vanguard® Total Stock Market ETF seeks to track the performance of a benchmark index that measures the investment return of the overall stock market. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Morgan Stanley Capital International (MSCI®)U.S. Broad Market Index, which represents 99.5% or more of the total market capitalization of all the U.S. common stocks regularly traded on the New York Stock Exchange and the Nasdaq over-the-counter market. The ETF typically holds 1,200-1,300 of the stocks in its target index (covering nearly 95% of the Index’s total market capitalization) and a representative sample of the remaining stocks. The ETF holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. The primary risks of investing in this underlying ETF are: stock market risk and index sampling risk.

• Vanguard® Total World Stock ETF seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets around the world. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the FTSE® All-World Index, a free-float-adjusted, market-capitalization-weighted index designed to measure the market performance of large-and mid-capitalization stocks of companies located around the world. The Index includes approximately 2,800 stocks of companies located in 47 countries, including both developed and emerging markets. The ETF typically holds approximately 2,000 stocks in its target Index (covering nearly 99% of the Index’s total market capitalization) and a representative sample of the remaining stocks. The ETF holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings, country weightings, and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk, emerging markets risk, currency risk and index sampling risk.

• Vanguard® Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Prime Market Value Index, a broadly diversified index predominantly made up

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of value stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

UNDERLYING DFA INSTITUTIONAL MUTUAL FUNDS:

• DFA International Small Cap Value Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio pursues its objective by investing in stocks of small non-U.S. companies believed to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value. In assessing value, additional factors such as price to cash flow or price to earning ratios may be considered, as well as economic conditions and developments in the issuer’s industry. The criteria for assessing value are subject to change from time to time. The Portfolio currently invests in companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom. The primary risks of investing in this underlying institutional mutual fund are market risk, foreign securities and currencies risk and small company risk.

• DFA International Value Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio invests all of its assets in the DFA International Value Series (“International Value Series”) of The DFA Investment Trust Company, which has the same investment objective and policies as the Portfolio. The International Value Series pursues its objective by investing in value stocks of large non-U.S. companies believed to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value. In assessing value, additional factors such as price to cash flow or price to earning ratios may be considered, as well as economic conditions and developments in the issuer’s industry. The criteria for assessing value are subject to change from time to time. The Portfolio currently invests in companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom. The primary risks of investing in this underlying institutional mutual fund are market risk and foreign securities and currencies risk.

• Emerging Markets Value Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio invests all of its assets in the Dimensional Emerging Markets Value Fund Inc. (“Emerging Market Value Fund”), which has the same investment objective and policies as the Portfolio. The Emerging Markets Value Fund pursues its objective by investing in emerging markets equity securities believed to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value. In assessing value, additional factors such as price to cash flow or price to earning ratios may be considered, as well as economic conditions and developments in the issuer’s industry. The criteria for assessing value are subject to change from time to time. In determining what countries are eligible markets, DFA will consider, among other things, information disseminated by the International Finance Corporation in determining and approving countries that have emerging markets. The Portfolio currently invests in companies in Brazil, Chile, China, the Czech Republic, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Philippines, Poland, South Africa, South Korea, Taiwan, Thailand, and Turkey. The primary risks of investing in this underlying institutional mutual fund are market risk, foreign securities and currencies risk, small company risk and emerging markets risk.

• Large Cap International Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio pursues its objective by investing in the stocks of large non-U.S. companies. Company size is measured on a country- or region-specific basis and based primarily on the market capitalization of operating companies traded on selected exchanges. The minimum market capitalization threshold varies by country or region and will change due to market conditions. The Portfolio currently invests in companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom. The primary risks of investing in this underlying institutional mutual fund are market risk and foreign securities and currencies risk.

• U.S. Large Company Portfolio (“Portfolio”) seeks to approximate the total investment return of the S&P 500 Index, both in terms of the price of the Portfolio’s shares and its total investment return. The Portfolio invests all of its assets in the U.S. Large Company Series (“U.S. Large Company Series”) of The DFA Investment Trust Company, which has the same investment objective and policies as the Portfolio. The U.S. Large Company Series intends to invest all of the stocks that comprise the S&P 500 Index in approximately the same proportions as they are represented in the Index. Generally, these are the U.S. stocks with the largest market capitalizations and, as a group, represent approximately 70% of the total market capitalization of all publicly traded U.S. stocks. The primary risk of investing in this underlying institutional mutual fund is market risk.

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• U.S. Targeted Value Portfolio (“Portfolio”) seeks to capture the returns and diversification benefits of a broad cross-section of U.S. small value companies, on a market-cap weighted basis. The Portfolio invests in securities of U.S. companies smaller than the 500th largest company in the market universe comprised of companies listed on the New York Stock Exchange, American Stock Exchange, and Nasdaq National Market System. After identifying the aggregate market capitalization break, a value screen is applied to the universe. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value. In assessing value, additional factors such as price-to-cash-flow or price-to-earnings ratios may be considered, as well as economic conditions and developments in the issuer's industry. The criteria for assessing value are subject to change from time to time. The primary risks of investing in this underlying institutional mutual fund are market risk, small company risk, value investment risk, derivative risk and securities lending risk.

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FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand a portfolio's performance for the past five years or since its inception if less than five years. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio for the period shown, assuming reinvestment of all dividends and distributions. This information through December 31, 2009 has been derived from financial statements audited by PricewaterhouseCoopers LLP, an Independent Registered Certified Public Accounting firm, whose report, along with the portfolio's financial statements, is included in the December 31, 2009 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding through each period:

Transamerica AEGON High Yield Bond VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007		2006	2005
Net asset value
Beginning of year	$5.87	$8.74	$9.48		$9.62	$10.54
Investment operations
Net investment income(a)	0.66	0.67	0.68		0.69	0.70
Net realized and unrealized gain (loss)	2.04	(2.68)	(0.52)		0.29	(0.51)
Total operations	2.70	(2.01)	0.16		0.98	0.19
Distributions
From net investment income	(0.62)	(0.72)	(0.90)		(1.00)	(0.85)
From net realized gains	–	(0.14)	–	(b)	(0.12)	(0.26)
Total distributions	(0.62)	(0.86)	(0.90)		(1.12)	(1.11)
Net asset value
End of year	$7.95	$5.87	$8.74		$9.48	$9.62

Total return(c)	47.05%	(25.20%)	1.85%		10.95%	1.81%
Net assets end of year (000’s)	$187,509	$244,866	$308,893		$378,471	$421,010
Ratio and supplemental data
Expenses to average net assets	0.80%	0.79%	0.81%		0.82%	0.83%
Net investment income, to average net assets	9.38%	8.73%	7.25%		7.16%	6.92%
Portfolio turnover rate	85%	59%	70%		96%	51%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007		2006	2005
Net asset value
Beginning of year	$5.94	$8.83	$9.56		$9.70	$10.64
Investment operations
Net investment income(a)	0.64	0.66	0.66		0.67	0.68
Net realized and unrealized gain (loss)	2.07	(2.72)	(0.51)		0.29	(0.52)
Total operations	2.71	(2.06)	0.15		0.96	0.16
Distributions
From net investment income	(0.61)	(0.69)	(0.88)		(0.98)	(0.84)
From net realized gains	–	(0.14)	–	(b)	(0.12)	(0.26)
Total distributions	(0.61)	(0.83)	(0.88)		(1.10)	(1.10)
Net asset value
End of year	$8.04	$5.94	$8.83		$9.56	$9.70

Total return(c)	46.67%	(25.46%)	1.73%		10.62%	1.50%
Net assets end of year (000’s)	$26,405	$5,617	$10,028		$10,083	$7,825
Ratio and supplemental data
Expenses to average net assets	1.05%	1.04%	1.06%		1.07%	1.08%
Net investment income, to average net assets	8.75%	8.26%	7.01%		6.91%	6.66%
Portfolio turnover rate	85%	59%	70%		96%	51%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

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Financial Highlights

Transamerica Asset Allocation – Conservative VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.29	$11.49	$11.54	$11.43	$12.04
Investment operations
Net investment income(a),(c)	0.37	0.46	0.42	0.41	0.47
Net realized and unrealized gain (loss)	1.69	(2.75)	0.29	0.62	0.12
Total operations	2.06	(2.29)	0.71	1.03	0.59
Distributions
From net investment income	(0.40)	(0.31)	(0.34)	(0.38)	(0.32)
From net realized gains	(0.15)	(0.60)	(0.42)	(0.54)	(0.88)
Total distributions	(0.55)	(0.91)	(0.76)	(0.92)	(1.20)
Net asset value
End of year	$9.80	$8.29	$11.49	$11.54	$11.43

Total return(b)	25.22%	(21.18)%	6.38%	9.45%	5.18%

Net assets end of year (000’s)	$554,813	$497,129	$554,977	$527,618	$516,376
Ratio and supplemental data
Expenses to average net assets(d)	0.13%	0.14%	0.13%	0.13%	0.14%
Net investment income, to average net assets(c)	4.07%	4.47%	3.60%	3.54%	4.01%
Portfolio turnover rate(e)	25%	25%	43%	18%	40%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.24	$11.44	$11.50	$11.41	$12.03
Investment operations
Net investment income(a),(c)	0.37	0.48	0.40	0.40	0.47
Net realized and unrealized gain (loss)	1.65	(2.79)	0.28	0.60	0.10
Total operations	2.02	(2.31)	0.68	1.00	0.57
Distributions
From net investment income	(0.38)	(0.29)	(0.32)	(0.37)	(0.31)
From net realized gains	(0.15)	(0.60)	(0.42)	(0.54)	(0.88)
Total distributions	(0.53)	(0.89)	(0.74)	(0.91)	(1.19)
Net asset value
End of year	$9.73	$8.24	$11.44	$11.50	$11.41

Total return(b)	24.90%	(21.40)%	6.15%	9.14%	5.01%

Net assets end of year (000’s)	$823,054	$465,802	$392,969	$290,272	$172,601
Ratio and supplemental data
Expenses to average net assets(d)	0.38%	0.39%	0.38%	0.38%	0.39%
Net investment income, to average net assets(c)	4.10%	4.69%	3.48%	3.44%	4.03%
Portfolio turnover rate(e)	25%	25%	43%	18%	40%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d)  Does not include expenses of the investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying affiliated funds.

119

Financial Highlights

Transamerica Asset Allocation – Growth VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.57	$13.77	$13.63	$12.84	$12.06
Investment operations
Net investment income(a),(c)	0.09	0.20	0.28	0.37	0.16
Net realized and unrealized gain (loss)	1.80	(5.02)	0.75	1.52	1.27
Total operations	1.89	(4.82)	1.03	1.89	1.43
Distributions
From net investment income	(0.20)	(0.30)	(0.33)	(0.13)	(0.06)
From net realized gains	(0.60)	(2.08)	(0.56)	(0.97)	(0.59)
Total distributions	(0.80)	(2.38)	(0.89)	(1.10)	(0.65)
Net asset value
End of year	$7.66	$6.57	$13.77	$13.63	$12.84

Total return(b)	29.82%	(39.63)%	7.76%	15.62%	12.24%

Net assets end of year (000’s)	$808,954	$658,400	$1,260,779	$1,198,596	$966,677
Ratio and supplemental data
Expenses to average net assets(d)	0.14%	0.14%	0.13%	0.14%	0.14%
Net investment income, to average net assets(c)	1.21%	1.94%	2.00%	2.75%	1.28%
Portfolio turnover rate(e)	18%	19%	26%	4%	41%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.52	$13.67	$13.54	$12.78	$12.03
Investment operations
Net investment income(a),(c)	0.06	0.17	0.26	0.34	0.13
Net realized and unrealized gain (loss)	1.79	(4.97)	0.73	1.50	1.26
Total operations	1.85	(4.80)	0.99	1.84	1.39
Distributions
From net investment income	(0.17)	(0.27)	(0.30)	(0.11)	(0.05)
From net realized gains	(0.59)	(2.08)	(0.56)	(0.97)	(0.59)
Total distributions	(0.76)	(2.35)	(0.86)	(1.08)	(0.64)
Net asset value
End of year	$7.61	$6.52	$13.67	$13.54	$12.78

Total return(b)	29.54%	(39.75)%	7.54%	15.28%	11.92%

Net assets end of year (000’s)	$215,166	$171,239	$411,079	$338,769	$213,215
Ratio and supplemental data
Expenses to average net assets(d)	0.39%	0.39%	0.38%	0.39%	0.39%
Net investment income, to average net assets(c)	0.98%	1.51%	1.86%	2.54%	1.06%
Portfolio turnover rate(e)	18%	19%	26%	4%	41%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d)  Does not include expenses of the investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying affiliated funds.

120

Financial Highlights

Transamerica Asset Allocation – Moderate VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.36	$12.90	$12.66	$12.24	$12.10
Investment operations
Net investment income(a),(c)	0.32	0.50	0.40	0.44	0.40
Net realized and unrealized gain (loss)	1.83	(3.59)	0.57	0.89	0.46
Total operations	2.15	(3.09)	0.97	1.33	0.86
Distributions
From net investment income	(0.39)	(0.37)	(0.39)	(0.33)	(0.22)
From net realized gains	(0.35)	(1.08)	(0.34)	(0.58)	(0.50)
Total distributions	(0.74)	(1.45)	(0.73)	(0.91)	(0.72)
Net asset value
End of year	$9.77	$8.36	$12.90	$12.66	$12.24

Total return(b)	26.40%	(25.96)%	7.95%	11.48%	7.44%

Net assets end of year (000’s)	$1,101,652	$957,157	$1,550,984	$1,591,304	$1,509,579
Ratio and supplemental data
Expenses to average net assets(d)	0.13%	0.13%	0.13%	0.13%	0.14%
Net investment income, to average net assets(c)	3.63%	4.50%	3.10%	3.53%	3.36%
Portfolio turnover rate(e)	18%	23%	20%	3%	24%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.30	$12.83	$12.60	$12.20	$12.09
Investment operations
Net investment income(a),(c)	0.32	0.37	0.39	0.43	0.41
Net realized and unrealized gain (loss)	1.80	(3.47)	0.55	0.87	0.42
Total operations	2.12	(3.10)	0.94	1.30	0.83
Distributions
From net investment income	(0.37)	(0.35)	(0.37)	(0.32)	(0.22)
From net realized gains	(0.35)	(1.08)	(0.34)	(0.58)	(0.50)
Total distributions	(0.72)	(1.43)	(0.71)	(0.90)	(0.72)
Net asset value
End of year	$9.70	$8.30	$12.83	$12.60	$12.20

Total return(b)	26.20%	(26.19)%	7.73%	11.21%	7.13%

Net assets end of year (000’s)	$1,842,404	$1,190,212	$1,452,693	$1,043,139	$605,462
Ratio and supplemental data
Expenses to average net assets(d)	0.38%	0.38%	0.38%	0.38%	0.39%
Net investment income, to average net assets(c)	3.54%	3.36%	3.03%	3.44%	3.40%
Portfolio turnover rate(e)	18%	23%	20%	3%	24%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d)  Does not include expenses of the investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying affiliated funds.

121

Financial Highlights

Transamerica Asset Allocation – Moderate Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.16	$14.07	$13.72	$12.80	$12.18
Investment operations
Net investment income(a),(c)	0.23	0.34	0.37	0.43	0.30
Net realized and unrealized gain (loss)	2.00	(4.58)	0.67	1.27	0.88
Total operations	2.23	(4.24)	1.04	1.70	1.18
Distributions
From net investment income	(0.30)	(0.34)	(0.34)	(0.22)	(0.14)
From net realized gains	(0.48)	(1.33)	(0.35)	(0.56)	(0.42)
Total distributions	(0.78)	(1.67)	(0.69)	(0.78)	(0.56)
Net asset value
End of year	$9.61	$8.16	$14.07	$13.72	$12.80

Total return(b)	28.16%	(32.76)%	7.81%	13.83%	9.91%

Net assets end of year (000’s)	$1,426,280	$1,217,825	$2,229,744	$2,277,269	$1,892,007
Ratio and supplemental data
Expenses to average net assets(d)	0.13%	0.13%	0.13%	0.13%	0.14%
Net investment income, to average net assets(c)	2.61%	2.94%	2.63%	3.25%	2.47%
Portfolio turnover rate(e)	13%	18%	24%	2%	23%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.09	$13.97	$13.64	$12.75	$12.15
Investment operations
Net investment income(a),(c)	0.21	0.34	0.37	0.42	0.29
Net realized and unrealized gain (loss)	1.98	(4.58)	0.63	1.24	0.86
Total operations	2.19	(4.24)	1.00	1.66	1.15
Distributions
From net investment income	(0.28)	(0.32)	(0.32)	(0.21)	(0.13)
From net realized gains	(0.48)	(1.32)	(0.35)	(0.56)	(0.42)
Total distributions	(0.76)	(1.64)	(0.67)	(0.77)	(0.55)
Net asset value
End of year	$9.52	$8.09	$13.97	$13.64	$12.75

Total return(b)	27.87%	(32.92)%	7.56%	13.54%	9.71%

Net assets end of year (000’s)	$3,289,225	$2,187,892	$2,797,290	$1,823,589	$858,857
Ratio and supplemental data
Expenses to average net assets(d)	0.38%	0.38%	0.38%	0.38%	0.39%
Net investment income, to average net assets(c)	2.49%	2.99%	2.64%	3.15%	2.40%
Portfolio turnover rate(e)	13%	18%	24%	2%	23%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying affiliated funds.

122

Financial Highlights

Transamerica Balanced VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.38	$13.70	$12.25	$11.63	$11.77
Investment operations
Net investment income(a)	0.21	0.22	0.19	0.16	0.14
Net realized and unrealized gain (loss)	1.97	(4.36)	1.47	0.88	0.74
Total operations	2.18	(4.14)	1.66	1.04	0.88
Distributions
From net investment income	(0.16)	(0.21)	(0.15)	(0.12)	(0.16)
From net realized gains	(0.13)	(0.97)	(0.06)	(0.30)	(0.86)
Total distributions	(0.29)	(1.18)	(0.21)	(0.42)	(1.02)
Net asset value
End of year	$10.27	$8.38	$13.70	$12.25	$11.63

Total return(b)	26.30%	(32.40%)	13.61%	9.12%	7.96%
Net assets end of year (000’s)	$45,319	$36,361	$81,632	$71,949	$61,698
Ratio and supplemental data
Expenses to average net assets	0.91%	0.90%	0.89%	0.89%	0.94%
Net investment income, to average net assets	2.26%	1.89%	1.49%	1.32%	1.17%
Portfolio turnover rate	82%	67%	60%	47%	50%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.33	$13.64	$12.21	$11.61	$11.77
Investment operations
Net investment income(a)	0.18	0.19	0.16	0.13	0.11
Net realized and unrealized gain (loss)	1.96	(4.34)	1.46	0.87	0.74
Total operations	2.14	(4.15)	1.62	1.00	0.85
Distributions
From net investment income	(0.15)	(0.19)	(0.13)	(0.10)	(0.15)
From net realized gains	(0.13)	(0.97)	(0.06)	(0.30)	(0.86)
Total distributions	(0.28)	(1.16)	(0.19)	(0.40)	(1.01)
Net asset value
End of year	$10.19	$8.33	$13.64	$12.21	$11.61

Total return(b)	25.94%	(32.57%)	13.38%	8.74%	7.79%
Net assets end of year (000’s)	$56,181	$22,473	$20,711	$9,672	$3,791
Ratio and supplemental data
Expenses to average net assets	1.16%	1.15%	1.14%	1.14%	1.19%
Net investment income, to average net assets	1.98%	1.71%	1.25%	1.11%	0.91%
Portfolio turnover rate	82%	67%	60%	47%	50%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

123

Financial Highlights

Transamerica BlackRock Global Allocation VP

For a share outstanding throughout each period	Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment income(a),(e)	0.37
Net realized and unrealized gain	1.79
Total operations	2.16
Net asset value
End of period	$12.16

Total return(b)	21.60%	(h)

Net assets end of year (000’s)	$157,420
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.35%	(i)
Before reimbursement/fee waiver	0.40%	(i)
Net investment income, to average net assets(e)	4.74%	(i)
Portfolio turnover rate(f)	–%	(h)(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Rounds to less than 0.01%.

(h) Not annualized.

(i) Annualized.

124

Financial Highlights

Transamerica BlackRock Large Cap Value VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.09	$19.16	$20.80	$18.72	$17.17
Investment operations
Net investment income(a)	0.19	0.21	0.20	0.17	0.13
Net realized and unrealized gain (loss)	1.35	(6.18)	0.72	2.91	2.54
Total operations	1.54	(5.97)	0.92	3.08	2.67
Distributions
From net investment income	(0.17)	(0.15)	(0.20)	(0.10)	(0.12)
From net realized gains	–	(1.95)	(2.36)	(0.90)	(1.00)
Total distributions	(0.17)	(2.10)	(2.56)	(1.00)	(1.12)
Net asset value
End of year	$12.46	$11.09	$19.16	$20.80	$18.72

Total return(b)	13.99%	(33.89%)	4.64%	16.92%	15.94%
Net assets end of year (000’s)	$1,184,485	$712,006	$860,991	$1,054,389	$860,826
Ratio and supplemental data
Expenses to average net assets	0.84%	0.83%	0.85%	0.83%	0.84%
Net investment income, to average net assets	1.73%	1.38%	0.94%	0.86%	0.70%
Portfolio turnover rate	128%	85%	67%	60%	69%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.13	$19.21	$20.87	$18.81	$17.27
Investment operations
Net investment income(a)	0.17	0.17	0.14	0.13	0.09
Net realized and unrealized gain (loss)	1.35	(6.20)	0.73	2.91	2.57
Total operations	1.52	(6.03)	0.87	3.04	2.66
Distributions
From net investment income	(0.13)	(0.10)	(0.17)	(0.08)	(0.12)
From net realized gains	–	(1.95)	(2.36)	(0.90)	(1.00)
Total distributions	(0.13)	(2.05)	(2.53)	(0.98)	(1.12)
Net asset value
End of year	$12.52	$11.13	$19.21	$20.87	$18.81

Total return(b)	13.71%	(34.06%)	4.35%	16.62%	15.73%
Net assets end of year (000’s)	$37,502	$15,319	$33,514	$28,079	$14,908
Ratio and supplemental data
Expenses to average net assets	1.09%	1.08%	1.10%	1.08%	1.09%
Net investment income, to average net assets	1.47%	1.06%	0.70%	0.64%	0.49%
Portfolio turnover rate	128%	85%	67%	60%	69%
(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

125

Financial Highlights

Transamerica BlackRock Tactical Allocation VP

For a share outstanding throughout each period	Service Class May 1 to Dec 31, 2009(f)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment income(a),(c)	0.34
Net realized and unrealized gain	1.85
Total operations	2.19
Net asset value
End of period	$12.19

Total return(b)	21.90%	(g)
Net assets end of year (000’s)	$42,149
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.50%	(h)
Before reimbursement/fee waiver	0.61%	(h)
Net investment income, to average net assets(c)	4.36%	(h)
Portfolio turnover rate(e)	19%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying affiliated funds.

(f) Commenced operations on May 1, 2009.

(g) Not annualized.

(h) Annualized.

126

Financial Highlights

Transamerica Clarion Global Real Estate Securities VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$7.84	$19.64	$24.54	$19.77	$19.15
Investment operations
Net investment income(a)	0.23	0.38	0.36	0.35	0.27
Net realized and unrealized gain (loss)	2.39	(7.03)	(1.77)	7.45	2.20
Total operations	2.62	(6.65)	(1.41)	7.80	2.47
Distributions
From net investment income	–	(0.47)	(1.73)	(0.33)	(0.32)
From net realized gains	–	(4.68)	(1.76)	(2.70)	(1.53)
Total distributions	–	(5.15)	(3.49)	(3.03)	(1.85)
Net asset value
End of year	$10.46	$7.84	$19.64	$24.54	$19.77

Total return(b)	33.42%	(42.38%)	(6.70%)	42.27%	13.47%
Net assets end of year (000’s)	$493,900	$339,659	$667,356	$922,134	$599,134
Ratio and supplemental data
Expenses to average net assets	0.91%	0.87%	0.84%	0.84%	0.86%
Net investment income, to average net assets	2.73%	2.61%	1.51%	1.59%	1.41%
Portfolio turnover rate	61%	48%	60%	44%	103%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.15	$20.12	$25.06	$20.16	$19.53
Investment operations
Net investment income(a)	0.22	0.36	0.31	0.32	0.23
Net realized and unrealized gain (loss)	2.47	(7.27)	(1.80)	7.58	2.23
Total operations	2.69	(6.91)	(1.49)	7.90	2.46
Distributions
From net investment income	–	(0.38)	(1.69)	(0.30)	(0.30)
From net realized gains	–	(4.68)	(1.76)	(2.70)	(1.53)
Total distributions	–	(5.06)	(3.45)	(3.00)	(1.83)
Net asset value
End of year	$10.84	$8.15	$20.12	$25.06	$20.16

Total return(b)	33.01%	(42.49%)	(6.91%)	41.91%	13.18%
Net assets end of year (000’s)	$18,785	$14,810	$41,216	$53,276	$24,618
Ratio and supplemental data
Expenses to average net assets	1.16%	1.12%	1.09%	1.09%	1.11%
Net investment income, to average net assets	2.46%	2.35%	1.26%	1.39%	1.21%
Portfolio turnover rate	61%	48%	60%	44%	103%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

127

Financial Highlights

Transamerica Convertible Securities VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.21	$12.48	$12.03	$11.20	$12.24
Investment operations
Net investment income(a)	0.19	0.18	0.16	0.15	0.22
Net realized and unrealized gain (loss)	1.73	(4.05)	1.91	1.05	0.19
Total operations	1.92	(3.87)	2.07	1.20	0.41
Distributions
From net investment income	(0.27)	(0.18)	(0.26)	(0.19)	(0.27)
From net realized gains	–	(2.22)	(1.36)	(0.18)	(1.18)
Total distributions	(0.27)	(2.40)	(1.62)	(0.37)	(1.45)
Net asset value
End of year	$7.86	$6.21	$12.48	$12.03	$11.20

Total return(b)	31.30%	(36.87%)	18.63%	10.90%	3.88%
Net assets end of year (000’s)	$125,132	$156,137	$270,218	$429,852	$314,353
Ratio and supplemental data
Expenses to average net assets	0.82%	0.81%	0.79%	0.78%	0.79%
Net investment income, to average net assets	2.82%	1.88%	1.30%	1.26%	1.95%
Portfolio turnover rate	168%	97%	79%	64%	85%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.18	$12.42	$11.98	$11.17	$12.24
Investment operations
Net investment income(a)	0.17	0.14	0.13	0.12	0.19
Net realized and unrealized gain (loss)	1.73	(4.01)	1.91	1.04	0.18
Total operations	1.90	(3.87)	2.04	1.16	0.37
Distributions
From net investment income	(0.24)	(0.15)	(0.24)	(0.17)	(0.26)
From net realized gains	–	(2.22)	(1.36)	(0.18)	(1.18)
Total distributions	(0.24)	(2.37)	(1.60)	(0.35)	(1.44)
Net asset value
End of year	$7.84	$6.18	$12.42	$11.98	$11.17

Total return(b)	31.16%	(37.00%)	18.29%	10.65%	3.54%
Net assets end of year (000’s)	$12,160	$7,777	$18,157	$14,065	$10,710
Ratio and supplemental data
Expenses to average net assets	1.07%	1.06%	1.04%	1.03%	1.04%
Net investment income, to average net assets	2.48%	1.46%	1.02%	1.01%	1.65%
Portfolio turnover rate	168%	97%	79%	64%	85%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

128

Financial Highlights

Transamerica Diversified Equity VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$13.82	$25.01	$22.05	$18.81	$17.69
Investment operations
Net investment income(a)	0.22	0.41	0.31	0.27	0.21
Net realized and unrealized gain (loss)	3.67	(11.21)	3.02	3.23	1.10
Total operations	3.89	(10.80)	3.33	3.50	1.31
Distributions
From net investment income	(0.22)	(0.39)	(0.37)	(0.26)	(0.19)
Total distributions	(0.22)	(0.39)	(0.37)	(0.26)	(0.19)
Net asset value
End of year	$17.49	$13.82	$25.01	$22.05	$18.81

Total return(b)	28.32%	(43.67%)	15.24%	18.79%	7.47%
Net assets end of year (000’s)	$422,067	$288,218	$611,618	$598,312	$581,669
Ratio and supplemental data
Expenses to average net assets	0.91%	0.84%	0.85%	0.87%	0.90%
Net investment income, to average net assets	1.49%	2.03%	1.31%	1.35%	1.20%
Portfolio turnover rate	54%	18%	34%	59%	61%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$13.74	$24.85	$21.93	$18.73	$17.65
Investment operations
Net investment income(a)	0.18	0.37	0.26	0.21	0.16
Net realized and unrealized gain (loss)	3.63	(11.15)	2.99	3.23	1.10
Total operations	3.81	(10.78)	3.25	3.44	1.26
Distributions
From net investment income	(0.19)	(0.33)	(0.33)	(0.24)	(0.18)
Total distributions	(0.19)	(0.33)	(0.33)	(0.24)	(0.18)
Net asset value
End of year	$17.36	$13.74	$24.85	$21.93	$18.73

Total return(b)	27.85%	(43.81%)	14.98%	18.45%	7.23%
Net assets end of year (000’s)	$22,817	$8,498	$24,292	$16,329	$7,930
Ratio and supplemental data
Expenses to average net assets	1.16%	1.09%	1.10%	1.12%	1.15%
Net investment income, to average net assets	1.16%	1.83%	1.11%	1.02%	0.88%
Portfolio turnover rate	54%	18%	34%	59%	61%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

129

Financial Highlights

Transamerica Efficient Markets VP

For a share outstanding throughout each period	Initial Class				Service Class
	December 31, 2009		Nov 10 to Dec 31, 2008(i)		December 31, 2009		Nov 10 to Dec 31, 2008(i)
Net asset value
Beginning of year	$10.39		$10.00		$10.39		$10.00
Investment operations
Net investment income(a), (e)	0.27		0.10		0.25		0.11
Net realized and unrealized gain	1.62		0.29		1.61		0.28
Total operations	1.89		0.39		1.86		0.39
Distributions
From net investment income	(0.01)		–		(0.01)		–
From net realized gains	–	(b)	–		–	(b)	–
Total distributions	(0.01)		–		(0.01)		–
Net asset value
End of year	$12.27		$10.39		$12.24		$10.39

Total return(c)	18.15%		3.90%	(g)	17.86%		3.90%	(g)

Net assets end of year (000’s)	$831		$260		$26,854		$1,157
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.52%		0.52%	(h)	0.77%		0.77%	(h)
Before reimbursement/fee waiver	0.70%		17.77%	(h)	0.95%		18.02%	(h)
Net investment income, to average net assets(e)	2.42%		7.15%	(h)	2.20%		8.04%	(h)
Portfolio turnover rate(f)	37%		2%	(g)	37%		2%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than $(.01) per share.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

(i) Commenced operations on November 10, 2008.

130

Financial Highlights

Transamerica Federated Market Opportunity VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006		2005
Net asset value
Beginning of year	$13.37	$14.66	$15.40	$16.52		$17.59
Investment operations
Net investment income(a)	0.06	0.24	0.41	0.48		0.30
Net realized and unrealized gain (loss)	0.52	(0.85)	(0.50)	–	(b)	0.52
Total operations	0.58	(0.61)	(0.09)	0.48		0.82
Distributions
From net investment income	(0.45)	(0.68)	(0.58)	(0.28)		(0.40)
From net realized gains	(1.35)	–	(0.07)	(1.32)		(1.49)
Total distributions	(1.80)	(0.68)	(0.65)	(1.60)		(1.89)
Net asset value
End of year	$12.15	$13.37	$14.66	$15.40		$16.52

Total return(c)	4.20%	(4.53%)	(0.48%)	2.76%		4.96%
Net assets end of year (000’s)	$285,979	$298,449	$401,656	$518,866		$577,785
Ratio and supplemental data
Expenses to average net assets	0.84%	0.81%	0.82%	0.81%		0.83%
Net investment income, to average net assets	0.47%	1.64%	2.72%	2.94%		1.76%
Portfolio turnover rate	183%	290%	56%	91%		55%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$13.91	$15.20	$15.94	$17.05	$18.12
Investment operations
Net investment income(a)	0.05	0.21	0.38	0.45	0.27
Net realized and unrealized gain (loss)	0.52	(0.87)	(0.52)	0.01	0.54
Total operations	0.57	(0.66)	(0.14)	0.46	0.81
Distributions
From net investment income	(0.39)	(0.63)	(0.53)	(0.25)	(0.39)
From net realized gains	(1.35)	–	(0.07)	(1.32)	(1.49)
Total distributions	(1.74)	(0.63)	(0.60)	(1.57)	(1.88)
Net asset value
End of year	$12.74	$13.91	$15.20	$15.94	$17.05

Total return(c)	3.95%	(4.65%)	(0.70%)	2.47%	4.72%
Net assets end of year (000’s)	$13,590	$14,000	$25,139	$32,406	$32,851
Ratio and supplemental data
Expenses to average net assets	1.09%	1.06%	1.07%	1.06%	1.08%
Net investment income, to average net assets	0.31%	1.38%	2.48%	2.67%	1.54%
Portfolio turnover rate	183%	290%	56%	91%	55%

(a)  Calculated based on average number of shares outstanding.

(b)  Rounds to less than ($0.01) or $0.01.

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

131

Financial Highlights

Transamerica Focus VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$7.43	$13.88	$14.73	$14.71	$14.22
Investment operations
Net investment income(a)	0.07	0.18	0.16	0.18	0.10
Net realized and unrealized gain (loss)	1.99	(4.67)	(0.01)	2.26	0.48
Total operations	2.06	(4.49)	0.15	2.44	0.58
Distributions
From net investment income	(0.21)	(0.21)	(0.20)	(0.16)	(0.09)
From net realized gains	–	(1.75)	(0.80)	(2.26)	–
Total distributions	(0.21)	(1.96)	(1.00)	(2.42)	(0.09)
Net asset value
End of year	$9.28	$7.43	$13.88	$14.73	$14.71

Total return(b)	27.91%	(36.36%)	1.04%	18.56%	4.08%
Net assets end of year (000’s)	$156,691	$146,079	$297,425	$370,692	$379,373
Ratio and supplemental data
Expenses to average net assets	0.90%	0.86%	0.87%	0.88%	0.86%
Net investment income, to average net assets	0.94%	1.62%	1.11%	1.22%	0.68%
Portfolio turnover rate	131%	35%	15%	15%	33%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$7.41	$13.83	$14.69	$14.68	$14.21
Investment operations
Net investment income(a)	0.05	0.15	0.13	0.15	0.06
Net realized and unrealized gain (loss)	1.98	(4.66)	(0.02)	2.25	0.48
Total operations	2.03	(4.51)	0.11	2.40	0.54
Distributions
From net investment income	(0.17)	(0.16)	(0.17)	(0.13)	(0.07)
From net realized gains	–	(1.75)	(0.80)	(2.26)	–
Total distributions	(0.17)	(1.91)	(0.97)	(2.39)	(0.07)
Net asset value
End of year	$9.27	$7.41	$13.83	$14.69	$14.68

Total return(b)	27.57%	(36.54%)	0.77%	18.29%	3.81%
Net assets end of year (000’s)	$5,301	$4,065	$11,910	$12,810	$8,680
Ratio and supplemental data
Expenses to average net assets	1.15%	1.11%	1.12%	1.13%	1.11%
Net investment income, to average net assets	0.66%	1.35%	0.86%	0.99%	0.44%
Portfolio turnover rate	131%	35%	15%	15%	33%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts

132

Financial Highlights

Transamerica Foxhall Emerging Markets/Pacific Rim VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(h)		Service Class Jul 1 to Dec 31, 2009(h)

Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.12		0.38
Net realized and unrealized gain	0.84		0.56
Total operations	0.96		0.94
Net asset value
End of period	$10.96		$10.94

Total return(b)	9.60%	(f)	9.40%	(f)

Net assets end of period (000’s)	$12,102		$4,370
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(g)	1.25%	(g)
Before reimbursement/fee waiver	1.87%	(g)	2.12%	(g)
Net investment income, to average net assets(d)	2.29%	(g)	7.03%	(g)
Portfolio turnover rate(e)	207%	(f)	207%	(f)

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Does not include expenses of the investment companies in which the fund invests.

(d)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying funds.

(f)  Not annualized.

(g)  Annualized.

(h)  Commenced operations on July 1, 2009.

133

Financial Highlights

Transamerica Foxhall Global Conservative VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(i)		Service Class Jul 1 to Dec 31, 2009(i)

Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.09		0.17
Net realized and unrealized loss	—	(b)	(0.09)
Total operations	0.09		0.08
Net asset value
End of period	$10.09		$10.08

Total return(c)	0.90%	(g)	0.80%	(g)

Net assets end of period (000’s)	$1,880		$2,971
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	3.67%	(h)	3.92%	(h)
Net investment income, to average net assets(e)	1.80%	(h)	3.42%	(h)
Portfolio turnover rate(f)	198%	(g)	198%	(g)

(a)  Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Does not include expenses of the investment companies in which the fund invests.

(e)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f)  Does not include the portfolio activity of the underlying funds.

(g)  Not annualized.

(h)  Annualized.

(i)  Commenced operations on July 1, 2009.

134

Financial Highlights

Transamerica Foxhall Global Growth VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(h)		Service Class Jul 1 to Dec 31, 2009(h)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.11		0.30
Net realized and unrealized gain	0.92		0.71
Total operations	1.03		1.01
Net asset value
End of period	$11.03		$11.01

Total return(b)	10.30%	(f)	10.10%	(f)

Net assets end of period (000’s)	$12,318		$5,513
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(g)	1.25%	(g)
Before reimbursement/fee waiver	1.87%	(g)	2.12%	(g)
Net investment income, to average net assets(d)	2.04%	(g)	5.46%	(g)
Portfolio turnover rate(e)	255%	(f)	255%	(f)

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Does not include expenses of the investment companies in which the fund invests.

(d)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying funds.

(f)  Not annualized.

(g)  Annualized.

(h)  Commenced operations on July 1, 2009.

135

Financial Highlights

Transamerica Foxhall Global Hard Asset VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(h)		Service Class Jul 1 to Dec 31, 2009(h)

Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.07		0.23
Net realized and unrealized gain	0.27		0.10
Total operations	0.34		0.33
Net asset value
End of period	$10.34		$10.33

Total return(b)	3.40%	(f)	3.30%	(f)

Net assets end of period (000’s)	$7,065		$3,262
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(g)	1.25%	(g)
Before reimbursement/fee waiver	2.19%	(g)	2.44%	(g)
Net investment income, to average net assets(d)	1.30%	(g)	4.57%	(g)
Portfolio turnover rate(e)	248%	(f)	248%	(f)

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Does not include expenses of the investment companies in which the fund invests.

(d)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying funds.

(f)  Not annualized.

(g)  Annualized.

(h)  Commenced operations on July 1, 2009.

136

Financial Highlights

Transamerica Growth Opportunities VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008		2007	2006	2005
Net asset value
Beginning of year	$7.74	$18.18		$16.00	$15.69	$14.66
Investment operations
Net investment income (loss)(a)	– (b)	0.03		(0.01)	0.01	0.04
Net realized and unrealized gain (loss)	2.85	(6.12)		3.58	0.76	2.18
Total operations	2.85	(6.09)		3.57	0.77	2.22
Distributions
From net investment income	(0.03)	–		(0.01)	(0.04)	–
From net realized gains	–	(4.35)		(1.38)	(0.42)	(1.19)
Total distributions	(0.03)	(4.35)		(1.39)	(0.46)	(1.19)
Net asset value
End of year	$10.56	$7.74		$18.18	$16.00	$15.69

Total return(c)	36.86%	(40.90%)		23.09%	5.10%	16.23%
Net assets end of year (000’s)	$288,629	$180,962		$485,162	$478,963	$445,761
Ratio and supplemental data
Expenses to average net assets	0.88%	0.85%		0.83%	0.84%	0.86%
Net investment income (loss), to average net assets	0.04%	0.25%		(0.08%)	0.05%	0.30%
Portfolio turnover rate	60%	47%		73%	68%	44%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008		2007	2006	2005
Net asset value
Beginning of year	$7.64	$18.00		$15.88	$15.59	$14.61
Investment operations
Net investment loss(a)	(0.02)	–	(b)	(0.06)	(0.03)	–	(b)
Net realized and unrealized gain (loss)	2.81	(6.05)		3.56	0.75	2.17
Total operations	2.79	(6.05)		3.50	0.72	2.17
Distributions
From net investment income	–	–		–	(0.01)	–
From net realized gains	–	(4.31)		(1.38)	(0.42)	(1.19)
Total distributions	–	(4.31)		(1.38)	(0.43)	(1.19)
Net asset value
End of year	$10.43	$7.64		$18.00	$15.88	$15.59

Total return(c)	36.52%	(41.06%)		22.74%	4.90%	15.93%
Net assets end of year (000’s)	$11,126	$7,425		$20,062	$16,847	$14,980
Ratio and supplemental data
Expenses to average net assets	1.13%	1.10%		1.08%	1.09%	1.11%
Net investment loss, to average net assets	(0.20%)	–%	(d)	(0.33%)	(0.20%)	0.03%
Portfolio turnover rate	60%	47%		73%	68%	44%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Rounds to less than (0.01%) or 0.01%.

137

Financial Highlights

Transamerica Hanlon Balanced VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.49		0.62
Net realized and unrealized gain	0.91		0.76
Total operations	1.40		1.38
Net asset value
End of period	$11.40		$11.38

Total return(b)	14.00%	(g)	13.80%	(g)

Net assets end of year (000’s)	$5,067		$3,186
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	2.06%	(h)	2.31%	(h)
Net investment income, to average net assets(e)	6.78%	(h)	8.50%	(h)
Portfolio turnover rate(f)	48%	(g)	48%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

138

Financial Highlights

Transamerica Hanlon Growth VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.48		0.62
Net realized and unrealized gain	1.04		0.88
Total operations	1.52		1.50
Net asset value
End of period	$11.52		$11.50

Total return(b)	15.20%	(g)	15.00%	(g)

Net assets end of year (000’s)	$10,661		$2,093
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	1.53%	(h)	1.78%	(h)
Net investment income, to average net assets(e)	6.64%	(h)	8.51%	(h)
Portfolio turnover rate(f)	68%	(g)	68%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

139

Financial Highlights

Transamerica Hanlon Growth and Income VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.48		0.58
Net realized and unrealized gain	0.95		0.84
Total operations	1.43		1.42
Net asset value
End of period	$11.43		$11.42

Total return(b)	14.30%	(g)	14.20%	(g)

Net assets end of year (000’s)	$6,712		$2,285
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	1.88%	(h)	2.13%	(h)
Net investment income, to average net assets(e)	6.73%	(h)	8.02%	(h)
Portfolio turnover rate(f)	56%	(g)	56%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

140

Financial Highlights

Transamerica Hanlon Managed Income VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.35		0.39
Net realized and unrealized gain	0.74		0.69
Total operations	1.09		1.08
Net asset value
End of period	$11.09		$11.08

Total return(b)	10.90%	(g)	10.80%	(g)

Net assets end of year (000’s)	$17,794		$19,495
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	1.32%	(h)	1.57%	(h)
Net investment income, to average net assets(e)	4.90%	(h)	5.29%	(h)
Portfolio turnover rate(f)	99%	(g)	99%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

141

Financial Highlights

Transamerica Index 35 VP

For a share outstanding throughout each period	Initial Class Nov 19 to Dec 31, 2009(h)		Service Class Nov 19 to Dec 31, 2009(h)
Net asset value
Beginning of year	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.07		0.10
Net realized and unrealized gain	(0.07)		(0.10)
Total operations	0.00		0.00
Net asset value
End of period	$10.00		$10.00

Total return(b)	–%	(f)	–%	(f)

Net assets end of year (000’s)	$250		$1,755
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.37%	(g)	0.62%	(g)
Before reimbursement/fee waiver	27.72%	(g)	27.97%	(g)
Net investment income, to average net assets(d)	5.92%	(g)	8.60%	(g)
Portfolio turnover rate(e)	1%	(f)	1%	(f)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying funds.

(f) Not annualized.

(g) Annualized.

(h) Commenced operations on November 19, 2009.

142

Financial Highlights

Transamerica Index 50 VP

For a share outstanding throughout each period	Initial Class			Service Class
	December 31, 2009	May 1 to Dec 31, 2008(h)		December 31, 2009	May 1 to Dec 31, 2008(h)
Net asset value
Beginning of year	$8.28	$10.00		$8.26	$10.00
Investment operations
Net investment income(a),(d)	0.26	0.25		0.28	0.38
Net realized and unrealized gain (loss)	1.12	(1.97)		1.08	(2.12)
Total operations	1.38	(1.72)		1.36	(1.74)
Distributions
From net investment income	(0.03)	—		(0.02)	—
Total distributions	(0.03)	—		(0.02)	—
Net asset value
End of year	$9.63	$8.28		$9.60	$8.26

Total return(b)	16.62%	(17.20)%	(f)	16.53%	(17.40)%	(f)

Net assets end of year (000’s)	$378	$315		$191,443	$22,471
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.37%	0.37%	(g)	0.62%	0.62%	(g)
Before reimbursement/fee waiver	0.38%	1.23%	(g)	0.63%	1.48%	(g)
Net investment income, to average net assets(d)	2.91%	4.21%	(g)	3.09%	7.06%	(g)
Portfolio turnover rate(e)	27%	17%	(f)	27%	17%	(f)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying funds.

(f) Not annualized.

(g) Annualized.

(h) Commenced operations on May 1, 2008.

143

Financial Highlights

Transamerica Index 75 VP

For a share outstanding throughout each period	Initial Class				Service Class
	December 31, 2009		May 1 to Dec 31, 2008(i)		December 31, 2009		May 1 to Dec 31, 2008(i)
Net asset value
Beginning of year	$7.31		$10.00		$7.29		$10.00
Investment operations
Net investment income(a),(e)	0.16		0.33		0.23		0.38
Net realized and unrealized gain (loss)	1.57		(3.02)		1.46		(3.09)
Total operations	1.73		(2.69)		1.69		(2.71)
Distributions
From net investment income	(0.03)		—		(0.03)		—
From net realized gains	—	(b)	—		—	(b)	—
Total distributions	(0.03)		—		(0.03)		—
Net asset value
End of year	$9.01		$7.31		$8.95		$7.29

Total return(c)	23.68%		(26.90)%	(g)	23.18%		(27.10)%	(g)

Net assets end of year (000’s)	$1,016		$2		$431,394		$57
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.37%		0.37%	(h)	0.62%		0.62%	(h)
Before reimbursement/fee waiver	0.35%		0.67%	(h)	0.60%		0.92%	(h)
Net investment income, to average net assets(e)	2.17%		6.63%	(h)	2.75%		7.71%	(h)
Portfolio turnover rate(f)	24%		11%	(g)	24%		11%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

(i) Commenced operations on May 1, 2008.

144

Financial Highlights

Transamerica Index 100 VP

For a share outstanding throughout each period
	Initial Class Nov 19 to Dec 31, 2009(h)		Service Class Nov 19 to Dec 31, 2009(h)
Net asset value
Beginning of year	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.10		0.14
Net realized and unrealized gain	0.16		0.12
Total operations	0.26		0.26
Net asset value
End of period	$10.26		$10.26

Total return(b)	2.60%	(f)	2.60%	(f)

Net assets end of year (000’s)	$257		$640
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.40%	(g)	0.65%	(g)
Before reimbursement/fee waiver	61.05%	(g)	61.30%	(g)
Net investment income, to average net assets(d)	8.52%	(g)	12.07%	(g)
Portfolio turnover rate(e)	7%	(f)	7%	(f)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying funds.

(f) Not annualized.

(g) Annualized.

(h) Commenced operations on November 19, 2009.

145

Financial Highlights

Transamerica International Moderate Growth VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,				May 1 to Dec 31, 2006(h)
	2009	2008	2007
Net asset value
Beginning of year	$6.72	$11.12	$10.43		$10.00
Investment operations
Net investment income(a),(c)	0.25	0.26	0.56		0.85
Net realized and unrealized gain (loss)	1.73	(4.14)	0.34		(0.42)
Total operations	1.98	(3.88)	0.90		0.43
Distributions
From net investment income	(0.20)	(0.21)	(0.13)		—
From net realized gains	—	(0.31)	(0.08)		—
Total distributions	(0.20)	(0.52)	(0.21)		—
Net asset value
End of year	$8.50	$6.72	$11.12		$10.43

Total return(b)	29.69%	(36.12)%	8.69%		4.30%	(f)

Net assets end of year (000’s)	$19,430	$15,195	$24,495		$7,516
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.14%	0.15%	0.19%	(i)	0.25%	(g)
Before reimbursement/fee waiver	0.14%	0.15%	0.19%	(i)	0.39%	(g)
Net investment income, to average net assets(c)	3.43%	2.76%	5.05%		12.92%	(g)
Portfolio turnover rate(e)	31%	19%	1%		1%	(f)

For a share outstanding throughout each period	Service Class
	Year Ended December 31,				May 1 to Dec 31, 2006(h)
	2009	2008	2007
Net asset value
Beginning of year	$6.68	$11.08	$10.41		$10.00
Investment operations
Net investment income(a),(c)	0.25	0.28	0.57		0.84
Net realized and unrealized gain (loss)	1.70	(4.17)	0.31		(0.43)
Total operations	1.95	(3.89)	0.88		0.41
Distributions
From net investment income	(0.19)	(0.20)	(0.13)		—
From net realized gains	—	(0.31)	(0.08)		—
Total distributions	(0.19)	(0.51)	(0.21)		—
Net asset value
End of year	$8.44	$6.68	$11.08		$10.41

Total return(b)	29.33%	(36.32)%	8.49%		4.10%	(f)

Net assets end of year (000’s)	$422,402	$255,872	$225,620		$44,053
Ratio and supplemental data

Expenses to average net assets(d)
After reimbursement/fee waiver	0.39%	0.40%	0.44%	(i)	0.50%	(g)
Before reimbursement/fee waiver	0.39%	0.40%	0.44%	(i)	0.64%	(g)
Net investment income, to average net assets(c)	3.40%	3.08%	5.18%		12.63%	(g)
Portfolio turnover rate(e)	31%	19%	1%		1%	(f)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

146

(c) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying affiliated funds.

(f) Not annualized.

(g) Annualized.

(h) Commenced operations on May 1, 2006.

(i) Ratio is inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

147

Financial Highlights

Transamerica Jennison Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008		2007	2006	2005
Net asset value
Beginning of year	$5.00	$8.25		$7.86	$8.55	$8.01
Investment operations
Net investment income (loss)(a)	0.01	0.02		0.01	0.01	(0.01)
Net realized and unrealized gain (loss)	2.04	(2.99)		0.86	0.08	1.07
Total operations	2.05	(2.97)		0.87	0.09	1.06
Distributions
From net investment income	(0.01)	(0.01)		(0.01)	–	(0.02)
From net realized gains	–	(0.27)		(0.47)	(0.78)	(0.50)
Total distributions	(0.01)	(0.28)		(0.48)	(0.78)	(0.52)
Net asset value
End of year	$7.04	$5.00		$8.25	$7.86	$8.55

Total return(c)	41.00%	(37.01%)		11.51%	1.96%	13.79%
Net assets end of year (000's)	$476,900	$192,623		$161,847	$145,174	$152,630
Ratio and supplemental data
Expenses to average net assets	0.85%	0.86%		0.86%	0.87%	0.87%
Net investment income (loss), to average net assets	0.16%	0.29%		0.16%	0.07%	(0.14%)
Portfolio turnover rate	76%	74%		72%	78%	67%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008		2007	2006	2005
Net asset value
Beginning of year	$4.94	$8.16		$7.79	$8.51	$7.98
Investment operations
Net investment loss(a)	(0.01)	–	(b)	(0.01)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	2.02	(2.95)		0.85	0.08	1.06
Total operations	2.01	(2.95)		0.84	0.06	1.03
Distributions
From net investment income	–	–		–	–	–	(b)
From net realized gains	–	(0.27)		(0.47)	(0.78)	(0.50)
Total distributions	–	(0.27)		(0.47)	(0.78)	(0.50)
Net asset value
End of year	$6.95	$4.94		$8.16	$7.79	$8.51

Total return(c)	40.69%	(37.11%)		11.28%	1.60%	13.52%
Net assets end of year (000's)	$3,324	$695		$1,223	$838	$469
Ratio and supplemental data
Expenses to average net assets	1.10%	1.11%		1.11%	1.12%	1.12%
Net investment income (loss), to average net assets	(0.13%)	0.01%		(0.13%)	(0.21%)	(0.41%)
Portfolio turnover rate	76%	74%		72%	78%	67%
(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

148

Financial Highlights

Transamerica JPMorgan Core Bond VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.95	$11.81	$11.66	$11.83	$12.23
Investment operations
Net investment income(a)	0.73	0.58	0.52	0.53	0.54
Net realized and unrealized gain (loss)	0.40	0.06	0.26	(0.07)	(0.26)
Total operations	1.13	0.64	0.78	0.46	0.28
Distributions
From net investment income	(0.58)	(0.50)	(0.63)	(0.63)	(0.66)
From net realized gains	(0.09)	–	–	–	(0.02)
Total distributions	(0.67)	(0.50)	(0.63)	(0.63)	(0.68)
Net asset value
End of year	$12.41	$11.95	$11.81	$11.66	$11.83

Total return(b)	9.58%	5.58%	6.85%	3.92%	2.30%
Net assets end of year (000's)	$159,532	$135,307	$142,788	$157,167	$185,820
Ratio and supplemental data
Expenses to average net assets	0.57%	0.55%	0.58%	0.57%	0.59%
Net investment income, to average net assets	5.95%	4.88%	4.46%	4.54%	4.42%
Portfolio turnover rate	18%	28%	4%	5%	6%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$12.58	$12.43	$12.24	$12.41	$12.81
Investment operations
Net investment income(a)	0.74	0.58	0.52	0.53	0.53
Net realized and unrealized gain (loss)	0.43	0.06	0.27	(0.09)	(0.27)
Total operations	1.17	0.64	0.79	0.44	0.26
Distributions
From net investment income	(0.55)	(0.49)	(0.60)	(0.61)	(0.64)
From net realized gains	(0.09)	–	–	–	(0.02)
Total distributions	(0.64)	(0.49)	(0.60)	(0.61)	(0.66)
Net asset value
End of year	$13.11	$12.58	$12.43	$12.24	$12.41

Total return(b)	9.38%	5.25%	6.61%	3.63%	2.07%
Net assets end of year (000's)	$16,511	$13,957	$11,460	$10,591	$8,293
Ratio and supplemental data
Expenses to average net assets	0.82%	0.80%	0.83%	0.82%	0.84%
Net investment income, to average net assets	5.73%	4.65%	4.21%	4.29%	4.16%
Portfolio turnover rate	18%	28%	4%	5%	6%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

149

Financial Highlights

Transamerica JPMorgan Enhanced Index VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.15	$16.43	$16.35	$14.34	$14.04
Investment operations
Net investment income(a)	0.14	0.20	0.19	0.17	0.13
Net realized and unrealized gain (loss)	2.26	(5.49)	0.56	2.01	0.35
Total operations	2.40	(5.29)	0.75	2.18	0.48
Distributions
From net investment income	(0.19)	(0.23)	(0.21)	(0.17)	(0.18)
From net realized gains	–	(2.76)	(0.46)	–	–
Total distributions	(0.19)	(2.99)	(0.67)	(0.17)	(0.18)
Net asset value
End of year	$10.36	$8.15	$16.43	$16.35	$14.34

Total return(b)	29.59%	(37.35%)	4.54%	15.31%	3.46%
Net assets end of year (000’s)	$107,759	$83,543	$164,761	$193,322	$200,857
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.84%	0.82%	0.81%	0.81%	0.83%
Before reimbursement/fee waiver	0.85%	0.82%	0.81%	0.81%	0.83%
Net investment income, to average net assets	1.57%	1.59%	1.13%	1.16%	0.95%
Portfolio turnover rate	117%	74%	55%	55%	42%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.17	$16.45	$16.37	$14.36	$14.08
Investment operations
Net investment income(a)	0.12	0.17	0.15	0.14	0.10
Net realized and unrealized gain (loss)	2.26	(5.50)	0.56	2.00	0.35
Total operations	2.38	(5.33)	0.71	2.14	0.45
Distributions
From net investment income	(0.15)	(0.19)	(0.17)	(0.13)	(0.17)
From net realized gains	–	(2.76)	(0.46)	–	–
Total distributions	(0.15)	(2.95)	(0.63)	(0.13)	(0.17)
Net asset value
End of year	$10.40	$8.17	$16.45	$16.37	$14.36

Total return(b)	29.32%	(37.52%)	4.30%	14.96%	3.20%
Net assets end of year (000’s)	$4,671	$3,116	$7,051	$6,851	$7,462
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.09%	1.07%	1.06%	1.06%	1.08%
Before reimbursement/fee waiver	1.10%	1.07%	1.06%	1.06%	1.08%
Net investment income, to average net assets	1.32%	1.32%	0.88%	0.91%	0.71%
Portfolio turnover rate	117%	74%	55%	55%	42%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

150

Financial Highlights

Transamerica JPMorgan Mid Cap Value VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.25	$15.79	$16.60	$15.89	$14.81
Investment operations
Net investment income(a)	0.18	0.19	0.19	0.17	0.13
Net realized and unrealized gain (loss)	2.22	(4.89)	0.29	2.39	1.22
Total operations	2.40	(4.70)	0.48	2.56	1.35
Distributions
From net investment income	(0.18)	(0.20)	(0.17)	(0.15)	(0.03)
From net realized gains	(0.31)	(1.64)	(1.12)	(1.70)	(0.24)
Total distributions	(0.49)	(1.84)	(1.29)	(1.85)	(0.27)
Net asset value
End of year	$11.16	$9.25	$15.79	$16.60	$15.89

Total return(b)	26.41%	(32.88%)	2.83%	17.25%	9.15%
Net assets end of year (000’s)	$238,019	$190,306	$336,861	$353,498	$338,377
Ratio and supplemental data
Expenses to average net assets	0.89%	0.88%	0.87%	0.88%	0.89%	(c)
Net investment income, to average net assets	1.85%	1.40%	1.10%	1.02%	0.82%
Portfolio turnover rate	34%	43%	45%	40%	68%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.22	$15.73	$16.54	$15.83	$14.77
Investment operations
Net investment income(a)	0.16	0.14	0.15	0.13	0.09
Net realized and unrealized gain (loss)	2.21	(4.87)	0.28	2.37	1.22
Total operations	2.37	(4.73)	0.43	2.50	1.31
Distributions
From net investment income	(0.13)	(0.14)	(0.12)	(0.09)	(0.01)
From net realized gains	(0.31)	(1.64)	(1.12)	(1.70)	(0.24)
Total distributions	(0.44)	(1.78)	(1.24)	(1.79)	(0.25)
Net asset value
End of year	$11.15	$9.22	$15.73	$16.54	$15.83

Total return(b)	26.12%	(33.08%)	2.53%	16.96%	8.86%
Net assets end of year (000’s)	$669	$161	$435	$516	$614
Ratio and supplemental data
Expenses to average net assets	1.14%	1.13%	1.12%	1.13%	1.14%	(c)
Net investment income, to average net assets	1.63%	1.08%	0.89%	0.77%	0.59%
Portfolio turnover rate	34%	43%	45%	40%	68%

(a)  Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Includes recaptured expense by the investment adviser. The impact of recaptured expense was 0.02%.

151

Financial Highlights

Transamerica MFS International Equity VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$4.98	$8.88	$10.03	$8.75	$8.61
Investment operations
Net investment income(a)	0.08	0.15	0.18	0.08	0.11
Net realized and unrealized gain (loss)	1.53	(3.04)	0.63	1.88	0.92
Total operations	1.61	(2.89)	0.81	1.96	1.03
Distributions
From net investment income	(0.15)	(0.13)	(0.10)	(0.14)	(0.07)
From net realized gains	—	(0.88)	(1.86)	(0.54)	(0.82)
Total distributions	(0.15)	(1.01)	(1.96)	(0.68)	(0.89)
Net asset value
End of year	$6.44	$4.98	$8.88	$10.03	$8.75

Total return(b)	32.68%	(35.29%)	9.15%	23.07%	12.86%
Net assets end of year (000’s)	$191,514	$167,025	$327,306	$354,278	$265,260
Ratio and supplemental data
Expenses to average net assets	1.08%	1.05%	1.05%	1.07%	1.10%
Net investment income, to average net assets	1.58%	2.03%	1.77%	0.79%	1.30%
Portfolio turnover rate	18%	26%	35%	138%	103%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$4.92	$8.80	$9.97	$8.70	$8.59
Investment operations
Net investment income(a)	0.06	0.12	0.12	0.05	0.08
Net realized and unrealized gain (loss)	1.51	(3.01)	0.66	1.89	0.91
Total operations	1.57	(2.89)	0.78	1.94	0.99
Distributions
From net investment income	(0.13)	(0.11)	(0.09)	(0.13)	(0.06)
From net realized gains	—	(0.88)	(1.86)	(0.54)	(0.82)
Total distributions	(0.13)	(0.99)	(1.95)	(0.67)	(0.88)
Net asset value
End of year	$6.36	$4.92	$8.80	$9.97	$8.70

Total return(b)	32.24%	(35.54%)	8.87%	22.92%	12.42%
Net assets end of year (000’s)	$13,324	$7,656	$14,658	$8,120	$3,850
Ratio and supplemental data
Expenses to average net assets	1.33%	1.30%	1.30%	1.32%	1.35%
Net investment income, to average net assets	1.17%	1.76%	1.27%	0.55%	0.97%
Portfolio turnover rate	18%	26%	35%	138%	103%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

152

Financial Highlights

Transamerica Money Market VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value
Beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00
Investment operations
Net investment income(a)	–	(b)	0.02	0.05	0.05	0.03
Total operations	–	(b)	0.02	0.05	0.05	0.03
Distributions
From net investment income	–	(b)	(0.02)	(0.05)	(0.05)	(0.03)
Total distributions	–	(b)	(0.02)	(0.05)	(0.05)	(0.03)
Net asset value
End of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total return(c)	0.13%		2.37%	4.91%	4.74%	2.89%
Net assets end of year (000’s)	$493,531		$806,629	$495,893	$454,784	$347,350
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.36%	(d)	0.41%	0.40%	0.40%	0.40%
Before reimbursement/fee waiver	0.43%	(d)	0.41%	0.40%	0.40%	0.40%
Net investment income, to average net assets	0.15%		2.31%	4.88%	4.69%	2.84%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value
Beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00
Investment operations
Net investment income(a)	–	(b)	0.02	0.05	0.04	0.03
Total operations	–	(b)	0.02	0.05	0.04	0.03
Distributions
From net investment income	–	(b)	(0.02)	(0.05)	(0.04)	(0.03)
Total distributions	–	(b)	(0.02)	(0.05)	(0.04)	(0.03)
Net asset value
End of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total return(c)	0.04%		2.28%	4.65%	4.48%	2.63%
Net assets end of year (000’s)	$250,760		$297,764	$94,703	$43,663	$29,402
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.46%	(d)	0.66%	0.65%	0.65%	0.65%
Before reimbursement/fee waiver	0.68%	(d)	0.66%	0.65%	0.65%	0.65%
Net investment income, to average net assets	0.04%		1.95%	4.62%	4.47%	2.69%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratios are inclusive of Treasury expense. The impact of this expense was 0.03% on the Initial Class and 0.02% on the Service Class.

153

Financial Highlights

Transamerica Morgan Stanley Active International Allocation VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value
Beginning of year	$8.73		$17.16	$15.29	$12.42	$11.30
Investment operations
Net investment income(a)	0.15		0.28	0.29	0.25	0.18
Net realized and unrealized gain (loss)	2.10		(6.34)	2.05	2.67	1.34
Total operations	2.25		(6.06)	2.34	2.92	1.52
Distributions
From net investment income	(0.02)		(0.49)	(0.47)	(0.05)	(0.40)
From net realized gains	(0.15)		(1.88)	–	–	–
Total distributions	(0.17)		(2.37)	(0.47)	(0.05)	(0.40)
Net asset value
End of year	$10.81		$8.73	$17.16	$15.29	$12.42

Total return(c)	25.88%		(38.83%)	15.60%	23.51%	13.79%
Net assets end of year (000’s)	$129,300		$120,650	$247,159	$230,638	$190,875
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.07%		1.07%	1.02%	0.94%	0.94%
Before reimbursement/fee waiver	1.12%		1.09%	1.04%	1.05%	1.12%
Net investment income, to average net assets	1.66%		2.08%	1.75%	1.84%	1.62%
Portfolio turnover rate	38%		27%	27%	17%	22%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value
Beginning of year	$8.70		$17.12	$15.28	$12.43	$11.32
Investment operations
Net investment income(a)	0.12		0.25	0.25	0.21	0.15
Net realized and unrealized gain (loss)	2.10		(6.33)	2.04	2.67	1.36
Total operations	2.22		(6.08)	2.29	2.88	1.51
Distributions
From net investment income	–	(b)	(0.46)	(0.45)	(0.03)	(0.40)
From net realized gains	(0.15)		(1.88)	–	–	–
Total distributions	(0.15)		(2.34)	(0.45)	(0.03)	(0.40)
Net asset value
End of year	$10.77		$8.70	$17.12	$15.28	$12.43

Total return(c)	25.68%		(39.05%)	15.27%	23.18%	13.61%
Net assets end of year (000’s)	$13,613		$9,046	$17,983	$12,147	$4,917
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.32%		1.32%	1.27%	1.19%	1.19%
Before reimbursement/fee waiver	1.37%		1.34%	1.29%	1.30%	1.37%
Net investment income, to average net assets	1.30%		1.84%	1.47%	1.48%	1.27%
Portfolio turnover rate	38%		27%	27%	17%	22%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

154

Financial Highlights

Transamerica Morgan Stanley Mid-Cap Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008		2007	2006		2005
Net asset value
Beginning of year	$13.59	$25.83		$21.08	$19.18		$17.85
Investment operations
Net investment income (loss)(a)	0.03	–	(b)	0.11	0.05		(0.02)
Net realized and unrealized gain (loss)	8.20	(11.80)		4.64	1.85		1.37
Total operations	8.23	(11.80)		4.75	1.90		1.35
Distributions
From net investment income	–	(0.44)		–	–		(0.02)
Total distributions	–	(0.44)		–	–		(0.02)
Net asset value
End of year	$21.82	$13.59		$25.83	$21.08		$19.18

Total return(c)	60.56%	(46.29%)		22.53%	9.91%		7.55%
Net assets end of year (000’s)	$437,513	$294,219		$648,069	$593,375		$642,496
Ratio and supplemental data
Expenses to average net assets	0.93%	0.87%		0.89%	0.89%		0.92%
Net investment income (loss), to average net assets	0.16%	0.03%		0.47%	0.24%		(0.13%)
Portfolio turnover rate	35%	39%		76%	65%		177%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008		2007	2006		2005
Net asset value
Beginning of year	$13.44	$25.56		$20.91	$19.07		$17.78
Investment operations
Net investment income (loss)(a)	(0.01)	(0.05)		0.05	–	(b)	(0.07)
Net realized and unrealized gain (loss)	8.09	(11.68)		4.60	1.84		1.36
Total operations	8.08	(11.73)		4.65	1.84		1.29
Distributions
From net investment income	–	(0.39)		–	–		–
Total distributions	–	(0.39)		–	–		–
Net asset value
End of year	$21.52	$13.44		$25.56	$20.91		$19.07

Total return(c)	60.12%	(46.44%)		22.24%	9.59%		7.31%
Net assets end of year (000’s)	$10,729	$4,363		$12,057	$6,634		$4,758
Ratio and supplemental data
Expenses to average net assets	1.18%	1.12%		1.14%	1.14%		1.17%
Net investment income (loss), to average net assets	(0.06%)	(0.22%)		0.21%	–%	(d)	(0.40%)
Portfolio turnover rate	35%	39%		76%	65%		177%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Rounds to less than (0.01%) or 0.01%.

155

Financial Highlights

Transamerica Multi Managed Large Cap Core VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.09	$19.04	$18.73	$18.23	$16.90
Investment operations
Net investment income(a)	0.10	0.18	0.19	0.15	0.14
Net realized and unrealized gain (loss)	4.02	(7.25)	1.50	1.59	1.43
Total operations	4.12	(7.07)	1.69	1.74	1.57
Distributions
From net investment income	(0.09)	(0.23)	(0.19)	(0.18)	(0.24)
From net realized gains	–	(2.65)	(1.19)	(1.06)	–
Total distributions	(0.09)	(2.88)	(1.38)	(1.24)	(0.24)
Net asset value
End of year	$13.12	$9.09	$19.04	$18.73	$18.23

Total return(b)	45.41%	(42.08%)	9.25%	10.33%	9.41%
Net assets end of year (000’s)	$199,996	$73,100	$153,192	$180,443	$208,119
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.84%	0.83%	0.82%	0.82%	0.82%
Before reimbursement/fee waiver	0.85%	0.83%	0.82%	0.82%	0.82%
Net investment income, to average net assets	0.91%	1.20%	0.97%	0.81%	0.84%
Portfolio turnover rate	73%	37%	37%	40%	50%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.27	$19.36	$19.04	$18.52	$17.19
Investment operations
Net investment income(a)	0.07	0.14	0.15	0.10	0.10
Net realized and unrealized gain (loss)	4.10	(7.38)	1.51	1.63	1.45
Total operations	4.17	(7.24)	1.66	1.73	1.55
Distributions
From net investment income	(0.08)	(0.20)	(0.15)	(0.15)	(0.22)
From net realized gains	–	(2.65)	(1.19)	(1.06)	–
Total distributions	(0.08)	(2.85)	(1.34)	(1.21)	(0.22)
Net asset value
End of year	$13.36	$9.27	$19.36	$19.04	$18.52

Total return(b)	45.09%	(42.20%)	8.94%	10.06%	9.12%
Net assets end of year (000’s)	$12,453	$1,852	$1,878	$1,428	$1,076
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.09%	1.08%	1.06%	1.07%	1.07%
Before reimbursement/fee waiver	1.10%	1.08%	1.06%	1.07%	1.07%
Net investment income, to average net assets	0.65%	0.98%	0.74%	0.55%	0.59%
Portfolio turnover rate	73%	37%	37%	40%	50%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

156

Financial Highlights

Transamerica PIMCO Total Return VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007		2006	2005
Net asset value
Beginning of year	$10.66	$11.65	$10.98		$10.91	$11.12
Investment operations
Net investment income(a)	0.52	0.55	0.50		0.45	0.36
Net realized and unrealized gain (loss)	1.16	(0.86)	0.46		–	(0.10)
Total operations	1.68	(0.31)	0.96		0.45	0.26
Distributions
From net investment income	(0.73)	(0.51)	(0.29)		(0.38)	(0.20)
From net realized gains	(0.36)	(0.17)	–	(b)	–	(0.27)
Total distributions	(1.09)	(0.68)	(0.29)		(0.38)	(0.47)
Net asset value
End of year	$11.25	$10.66	$11.65		$10.98	$10.91

Total return(c)	16.03%	(2.79%)	8.95%		4.21%	2.33%
Net assets end of year (000’s)	$1,365,123	$1,213,602	$1,292,286		$976,434	$726,038
Ratio and supplemental data
Expenses to average net assets	0.70%	0.70%	0.70%		0.73%	0.74%
Net investment income, to average net assets	4.62%	4.87%	4.47%		4.13%	3.28%
Portfolio turnover rate	729%	740%	728%		709%	387%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007		2006	2005
Net asset value
Beginning of year	$10.66	$11.67	$11.00		$10.93	$11.16
Investment operations
Net investment income(a)	0.48	0.51	0.47		0.42	0.34
Net realized and unrealized gain (loss)	1.17	(0.85)	0.47		0.01	(0.11)
Total operations	1.65	(0.34)	0.94		0.43	0.23
Distributions
From net investment income	(0.72)	(0.50)	(0.27)		(0.36)	(0.19)
From net realized gains	(0.36)	(0.17)	–	(b)	–	(0.27)
Total distributions	(1.08)	(0.67)	(0.27)		(0.36)	(0.46)
Net asset value
End of year	$11.23	$10.66	$11.67		$11.00	$10.93

Total return(c)	15.75%	(3.07%)	8.80%		3.90%	2.03%
Net assets end of year (000’s)	$248,133	$65,268	$32,336		$24,957	$23,661
Ratio and supplemental data
Expenses to average net assets	0.95%	0.95%	0.95%		0.98%	0.99%
Net investment income, to average net assets	4.28%	4.55%	4.23%		3.86%	3.10%
Portfolio turnover rate	729%	740%	728%		709%	387%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

157

Financial Highlights

Transamerica ProFund UltraBear VP

For a share outstanding throughout each period	Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment loss(a), (e)	(0.05)
Net realized and unrealized loss	(4.27)
Total operations	(4.32)
Net asset value
End of period	$5.68

Total return(b)	(43.20%)	(g)
Net assets end of year (000’s)	$995
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.23%	(h)
Before reimbursement/fee waiver	12.53%	(h)
Net investment loss, to average net assets(e)	(1.21%)	(h)
Portfolio turnover rate(f)	—%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

158

Financial Highlights

Transamerica Small/Mid Cap Value VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.60	$22.10	$19.58	$18.33	$16.94
Investment operations
Net investment income(a)	0.14	0.28	0.34	0.19	0.16
Net realized and unrealized gain (loss)	4.84	(8.43)	4.35	2.94	2.11
Total operations	4.98	(8.15)	4.69	3.13	2.27
Distributions
From net investment income	(0.44)	(0.29)	(0.21)	(0.18)	(0.08)
From net realized gains	–	(2.06)	(1.96)	(1.70)	(0.80)
Total distributions	(0.44)	(2.35)	(2.17)	(1.88)	(0.88)
Net asset value
End of year	$16.14	$11.60	$22.10	$19.58	$18.33

Total return(b)	43.21%	(40.86%)	24.74%	18.05%	13.56%
Net assets end of year (000’s)	$222,235	$175,980	$463,795	$409,879	$407,351
Ratio and supplemental data
Expenses to average net assets	0.88%	0.86%	0.85%	0.86%	0.86%
Net investment income, to average net assets	1.03%	1.52%	1.57%	0.98%	0.92%
Portfolio turnover rate	89%	60%	18%	24%	33%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.49	$21.94	$19.48	$18.26	$16.92
Investment operations
Net investment income(a)	0.12	0.23	0.27	0.14	0.15
Net realized and unrealized gain (loss)	4.78	(8.36)	4.33	2.94	2.06
Total operations	4.90	(8.13)	4.60	3.08	2.21
Distributions
From net investment income	(0.38)	(0.26)	(0.18)	(0.16)	(0.07)
From net realized gains	–	(2.06)	(1.96)	(1.70)	(0.80)
Total distributions	(0.38)	(2.32)	(2.14)	(1.86)	(0.87)
Net asset value
End of year	$16.01	$11.49	$21.94	$19.48	$18.26

Total return(b)	42.90%	(41.05%)	24.39%	17.82%	13.26%
Net assets end of year (000’s)	$24,407	$12,628	$31,226	$15,822	$10,717
Ratio and supplemental data
Expenses to average net assets	1.13%	1.11%	1.10%	1.11%	1.11%
Net investment income, to average net assets	0.91%	1.29%	1.27%	0.73%	0.82%
Portfolio turnover rate	89%	60%	18%	24%	33%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

159

Financial Highlights

Transamerica T. Rowe Price Small Cap VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$5.27	$10.27	$10.36	$11.08	$12.35
Investment operations
Net investment loss(a)	(0.01)	(0.01)	(0.04)	(0.05)	(0.04)
Net realized and unrealized gain (loss)	2.02	(3.04)	1.03	0.35	1.21
Total operations	2.01	(3.05)	0.99	0.30	1.17
Distributions
From net realized gains	(0.25)	(1.95)	(1.08)	(1.02)	(2.44)
Total distributions	(0.25)	(1.95)	(1.08)	(1.02)	(2.44)
Net asset value
End of year	$7.03	$5.27	$10.27	$10.36	$11.08

Total return(b)	38.70%	(36.25%)	9.61%	3.59%	10.61%
Net assets end of year (000’s)	$128,238	$102,260	$224,187	$253,644	$326,681
Ratio and supplemental data
Expenses to average net assets	0.88%	0.83%	0.82%	0.84%	0.81%
Net investment loss, to average net assets	(0.26%)	(0.13%)	(0.40%)	(0.48%)	(0.36%)
Portfolio turnover rate	34%	30%	45%	34%	49%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$5.19	$10.14	$10.25	$11.00	$12.30
Investment operations
Net investment loss(a)	(0.03)	(0.03)	(0.07)	(0.08)	(0.07)
Net realized and unrealized gain (loss)	1.99	(3.00)	1.01	0.35	1.21
Total operations	1.96	(3.03)	0.94	0.27	1.14
Distributions
From net realized gains	(0.25)	(1.92)	(1.05)	(1.02)	(2.44)
Total distributions	(0.25)	(1.92)	(1.05)	(1.02)	(2.44)
Net asset value
End of year	$6.90	$5.19	$10.14	$10.25	$11.00

Total return(b)	38.33%	(36.40%)	9.27%	3.34%	10.40%
Net assets end of year (000’s)	$14,382	$7,434	$16,329	$17,411	$16,877
Ratio and supplemental data
Expenses to average net assets	1.13%	1.08%	1.07%	1.09%	1.06%
Net investment loss, to average net assets	(0.48%)	(0.38%)	(0.64%)	(0.73%)	(0.63%)
Portfolio turnover rate	34%	30%	45%	34%	49%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

160

Financial Highlights

Transamerica Third Avenue Value VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.50	$21.75	$26.33	$24.22	$20.98
Investment operations
Net investment income(a)	0.13	0.17	0.27	0.25	0.17
Net realized and unrealized gain (loss)	2.78	(7.09)	0.07	3.49	3.74
Total operations	2.91	(6.92)	0.34	3.74	3.91
Distributions
From net investment income	–	(0.70)	(1.07)	(0.21)	(0.12)
From net realized gains	(0.69)	(5.63)	(3.85)	(1.42)	(0.55)
Total distributions	(0.69)	(6.33)	(4.92)	(1.63)	(0.67)
Net asset value
End of year	$10.72	$8.50	$21.75	$26.33	$24.22

Total return(b)	34.88%	(41.15%)	1.20%	16.07%	18.81%
Net assets end of year (000’s)	$185,277	$160,338	$358,128	$1,121,918	$971,322
Ratio and supplemental data
Expenses to average net assets	0.92%	0.88%	0.87%	0.86%	0.87%
Net investment income, to average net assets	1.36%	1.06%	1.05%	1.00%	0.74%
Portfolio turnover rate	8%	13%	13%	17%	19%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.50	$21.70	$26.30	$24.21	$21.02
Investment operations
Net investment income(a)	0.10	0.14	0.19	0.19	0.12
Net realized and unrealized gain (loss)	2.78	(7.09)	0.08	3.49	3.73
Total operations	2.88	(6.95)	0.27	3.68	3.85
Distributions
From net investment income	–	(0.62)	(1.02)	(0.17)	(0.11)
From net realized gains	(0.69)	(5.63)	(3.85)	(1.42)	(0.55)
Total distributions	(0.69)	(6.25)	(4.87)	(1.59)	(0.66)
Net asset value
End of year	$10.69	$8.50	$21.70	$26.30	$24.21

Total return(b)	34.52%	(41.28%)	0.94%	15.78%	18.47%
Net assets end of year (000’s)	$19,759	$16,916	$52,218	$53,118	$36,086
Ratio and supplemental data
Expenses to average net assets	1.17%	1.13%	1.12%	1.11%	1.12%
Net investment income, to average net assets	1.12%	0.83%	0.74%	0.74%	0.53%
Portfolio turnover rate	8%	13%	13%	17%	19%
(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

161

Financial Highlights

Transamerica U.S. Government Securities VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$12.64	$12.00	$11.86	$11.94	$12.32
Investment operations
Net investment income(a)	0.39	0.44	0.54	0.52	0.43
Net realized and unrealized gain (loss)	0.17	0.47	0.16	(0.14)	(0.15)
Total operations	0.56	0.91	0.70	0.38	0.28
Distributions
From net investment income	(0.31)	(0.27)	(0.56)	(0.44)	(0.50)
From net realized gains	–	–	–	(0.02)	(0.16)
Total distributions	(0.31)	(0.27)	(0.56)	(0.46)	(0.66)
Net asset value
End of year	$12.89	$12.64	$12.00	$11.86	$11.94

Total return(b)	4.47%	7.66%	6.05%	3.27%	2.23%
Net assets end of year (000’s)	$202,820	$247,964	$149,664	$164,070	$186,335
Ratio and supplemental data
Expenses to average net assets	0.61%	0.60%	0.62%	0.62%	0.67%
Net investment income, to average net assets	3.09%	3.60%	4.56%	4.41%	3.50%
Portfolio turnover rate	157%	200%	170%	184%	92%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$12.86	$12.23	$12.09	$12.18	$12.53
Investment operations
Net investment income(a)	0.37	0.39	0.52	0.51	0.41
Net realized and unrealized gain (loss)	0.16	0.51	0.16	(0.14)	(0.16)
Total operations	0.53	0.90	0.68	0.37	0.25
Distributions
From net investment income	(0.29)	(0.27)	(0.54)	(0.44)	(0.44)
From net realized gains	–	–	–	(0.02)	(0.16)
Total distributions	(0.29)	(0.27)	(0.54)	(0.46)	(0.60)
Net asset value
End of year	$13.10	$12.86	$12.23	$12.09	$12.18

Total return(b)	4.20%	7.42%	5.78%	3.06%	1.98%
Net assets end of year (000’s)	$468,117	$620,178	$26,213	$8,572	$7,558
Ratio and supplemental data
Expenses to average net assets	0.86%	0.85%	0.87%	0.87%	0.92%
Net investment income, to average net assets	2.84%	3.14%	4.29%	4.27%	3.27%
Portfolio turnover rate	157%	200%	170%	184%	92%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

162

Financial Highlights

Transamerica WMC Diversified Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$14.98	$28.90	$25.95	$23.87	$20.88
Investment operations
Net investment income (loss)(a)	0.10	0.15	0.05	0.01	(0.02)
Net realized and unrealized gain (loss)	4.26	(13.09)	4.07	2.07	3.43
Total operations	4.36	(12.94)	4.12	2.08	3.41
Distributions
From net investment income	(0.16)	(0.06)	(0.01)	–	(0.08)
From net realized gains	–	(0.92)	(1.16)	–	(0.34)
Total distributions	(0.16)	(0.98)	(1.17)	–	(0.42)
Net asset value
End of year	$19.18	$14.98	$28.90	$25.95	$23.87

Total return(b)	29.20%	(46.00%)	16.29%	8.71%	16.54%
Net assets end of year (000’s)	$1,727,961	$1,442,534	$2,938,220	$3,324,168	$1,670,310
Ratio and supplemental data
Expenses to average net assets	0.79%	0.76%	0.76%	0.77%	0.80%
Net investment income (loss), to average net assets	0.63%	0.63%	0.18%	0.04%	(0.10%)
Portfolio turnover rate	43%	33%	38%	47%	34%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$14.80	$28.59	$25.73	$23.73	$20.80
Investment operations
Net investment income (loss)(a)	0.06	0.08	(0.02)	(0.05)	(0.07)
Net realized and unrealized gain (loss)	4.21	(12.95)	4.04	2.05	3.40
Total operations	4.27	(12.87)	4.02	2.00	3.33
Distributions
From net investment income	(0.08)	–	–	–	(0.06)
From net realized gains	–	(0.92)	(1.16)	–	(0.34)
Total distributions	(0.08)	(0.92)	(1.16)	–	(0.40)
Net asset value
End of year	$18.99	$14.80	$28.59	$25.73	$23.73

Total return(b)	28.90%	(46.17%)	16.04%	8.38%	16.28%
Net assets end of year (000’s)	$29,463	$23,553	$69,701	$64,730	$37,784
Ratio and supplemental data
Expenses to average net assets	1.04%	1.01%	1.01%	1.02%	1.05%
Net investment income (loss), to average net assets	0.37%	0.35%	(0.07%)	(0.22%)	(0.35%)
Portfolio turnover rate	43%	33%	38%	47%	34%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

163

Financial Highlights

Transamerica WMC Diversified Growth II VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$4.70	$10.32	$9.50	$9.49	$11.66
Investment operations
Net investment income(a)	0.06	0.09	0.06	0.05	0.04
Net realized and unrealized gain (loss)	1.48	(4.28)	1.55	0.72	1.62
Total operations	1.54	(4.19)	1.61	0.77	1.66
Distributions
From net investment income	(0.08)	(0.07)	(0.05)	(0.04)	(0.14)
From net realized gains	–	(1.36)	(0.74)	(0.72)	(3.69)
Total distributions	(0.08)	(1.43)	(0.79)	(0.76)	(3.83)
Net asset value
End of year	$6.16	$4.70	$10.32	$9.50	$9.49

Total return(b)	32.95%	(45.59%)	17.72%	8.76%	17.29%
Net assets end of year (000’s)	$14,019	$10,956	$21,551	$19,409	$19,991
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Before reimbursement/fee waiver	0.56%	0.47%	0.47%	0.45%	0.44%
Net investment income, to average net assets	1.07%	1.08%	0.64%	0.49%	0.36%
Portfolio turnover rate	46%	32%	47%	19%	29%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

164

Transamerica Series Trust

P.O. Box 9012

Clearwater, FL 33758-9012

Customer Service: 1-888-233-4339

ADDITIONAL INFORMATION about these portfolios is contained in the Statement of Additional Information, dated May 1, 2010, and in the annual and semi-annual reports to shareholders. The Statement of Additional Information is incorporated by reference into this prospectus. Other information about these portfolios has been filed with and is available from the U.S. Securities and Exchange Commission (“SEC”). Information about the portfolios (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Copies of this information may be obtained upon payment of a duplication fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549-0102. Reports and other information about the portfolios are also available on the SEC’s Internet site at http://www.sec.gov.

To obtain a copy of the Statement of Additional Information or the annual and semi-annual reports, without charge, or to request other information or make other inquiries about these portfolios, call 1-888-233-4339. In the Transamerica Series Trust’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the portfolios’ performance during the last fiscal year.

The Investment Company Act File Number for Transamerica Series Trust is 811-04419.

www.transamericafunds.com Distributor: Transamerica Capital, Inc.

Transamerica Series Trust

PROSPECTUS

May 1, 2010

Fund	Fund

Transamerica Asset Allocation – Conservative VP	Transamerica Growth Opportunities VP
Transamerica Asset Allocation – Growth VP	Transamerica Jennison Growth VP
Transamerica Asset Allocation – Moderate VP	Transamerica JPMorgan Mid Cap Value VP
Transamerica Asset Allocation – Moderate Growth VP	Transamerica Morgan Stanley Active International Allocation VP
Transamerica Balanced VP	Transamerica Multi Managed Large Cap Core VP
Transamerica Clarion Global Real Estate Securities VP	Transamerica T. Rowe Price Small Cap VP
Transamerica Diversified Equity VP	Transamerica Third Avenue Value VP
Transamerica Federated Market Opportunity VP	Transamerica WMC Diversified Growth VP
Transamerica Focus VP

None of the portfolios of Transamerica Series Trust have a ticker symbol.

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Not insured by FDIC or any federal government agency.	May lose value.	Not a deposit of or guaranteed by any bank, bank affiliate, or credit union.

Information contained in this prospectus may apply to portfolios of Transamerica Series Trust not offered in your policy or contract.

Transamerica Asset Allocation – Conservative VP

Investment Objective: Seeks current income and preservation of capital.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.10%	0.10%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.03%	0.03%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.79%	0.79%
Total annual fund operating expenses[a]	0.92%	1.17%

a Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 94	$325	$576	$1,292
Service	$119	$372	$644	$1,420

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 25% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 35% of assets in equities, which may include both stocks and commodity-related securities, and 65% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks, volatility in the equity markets, historical performance, current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio construction manager, Morningstar Associates, LLC, may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

1

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Asset Allocation – The sub-adviser allocates the portfolio's assets among various underlying portfolios and/or exchange-traded funds. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses, and may cause the portfolio to underperform other portfolios with a similar strategy.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

• Credit – If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Defensive Investing – Short-term debt securities held by the portfolio for defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If a significant amount of the portfolio's assets are used for defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

2

• Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the portfolio's prospectus identifies certain risks of each underlying portfolio.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to a secondary index which is used to more closely reflect the principal strategies and policies of the portfolio. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	12.22%
Worst Quarter:	12/31/2008	-10.48%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 1, 2002)	25.22%	3.86%	5.26%
Service Class (commenced operations on May 1, 2003)	24.90%	3.62%	6.57%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.93%	4.97%	5.39%
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses, or taxes)	29.40%	1.10%	3.38%

Management:

Investment Adviser: Portfolio Construction Manager:

Transamerica Asset Management, Inc.  Morningstar Associates, LLC

Portfolio Construction Team:

Jon Hale, CFA, Co-Portfolio Manager since 2006

Maciej Kowara, CFA, Co-Portfolio Manager since 2006

Jeff McConnell, CFA, Co-Portfolio Manager since 2006

Michael Stout, CFA, Co-Portfolio Manager since 2006

3

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4

Transamerica Asset Allocation – Growth VP

Investment Objective: Seeks long-term capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.10%	0.10%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.04%	0.04%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.94%	0.94%
Total annual fund operating expenses[a]	1.08%	1.33%

a Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$110	$375	$661	$1,475
Service	$135	$421	$729	$1,601

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 18% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

• Under normal circumstances, it expects to invest primarily in underlying portfolios that invest in equities, which may include both stocks and commodity-related securities.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks, historical performance, current valuations, and other global economic factors.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio construction manager, Morningstar Associates, LLC, may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the

5

portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Asset Allocation – The sub-adviser allocates the portfolio's assets among various underlying portfolios and/or exchange-traded funds. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses, and may cause the portfolio to underperform other portfolios with a similar strategy.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Defensive Investing – Short-term debt securities held by the portfolio for defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If a significant amount of the portfolio's assets are used for defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the portfolio's prospectus identifies certain risks of each underlying portfolio.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance

6

calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	18.47%
Worst Quarter:	12/31/2008	-22.25%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 1, 2002)	29.82%	1.85%	3.86%
Service Class (commenced operations on May 1, 2003)	29.54%	1.60%	6.85%
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses, or taxes)	29.40%	1.10%	3.38%

Management:

Investment Adviser: Portfolio Construction Manager:

Transamerica Asset Management, Inc.  Morningstar Associates, LLC

Portfolio Construction Team

Jon Hale, CFA, Co-Portfolio Manager since 2006

Maciej Kowara, CFA, Co-Portfolio Manager since 2006

Jeff McConnell, CFA, Co-Portfolio Manager since 2006

Michael Stout, CFA, Co-Portfolio Manager since 2006

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

7

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8

Transamerica Asset Allocation – Moderate VP

Investment Objective: Seeks capital appreciation and current income.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.10%	0.10%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.03%	0.03%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.82%	0.82%
Total annual fund operating expenses[a]	0.95%	1.20%

a Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 97	$335	$592	$1,327
Service	$122	$381	$660	$1,455

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 18% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 50% of assets in equities, which may include both stocks and commodity-related securities, and 50% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks, volatility in the equity markets, historical performance, current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio construction manager, Morningstar Associates, LLC, may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

9

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Asset Allocation – The sub-adviser allocates the portfolio's assets among various underlying portfolios and/or exchange-traded funds. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses, and may cause the portfolio to underperform other portfolios with a similar strategy.

• Credit – If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Defensive Investing – Short-term debt securities held by the portfolio for defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If a significant amount of the portfolio's assets are used for defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance

10

that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the portfolio's prospectus identifies certain risks of each underlying portfolio.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to a secondary index which is used to more closely reflect the principal strategies and policies of the portfolio. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	13.33%
Worst Quarter:	12/31/2008	-13.10%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 1, 2002)	26.40%	3.89%	5.27%
Service Class (commenced operations on May 1, 2003)	26.20%	3.64%	7.14%
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses, or taxes)	29.40%	1.10%	3.38%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.93%	4.97%	5.39%

Management:

Investment Adviser: Portfolio Construction Manager:

Transamerica Asset Management, Inc.  Morningstar Associates, LLC

Portfolio Construction Team:

Jon Hale, CFA, Co-Portfolio Manager since 2006

Maciej Kowara, CFA, Co-Portfolio Manager since 2006

Jeff McConnell, CFA, Co-Portfolio Manager since 2006

Michael Stout, CFA, Co-Portfolio Manager since 2006

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus

11

and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

12

Transamerica Asset Allocation – Moderate Growth VP

Investment Objective: Seeks capital appreciation with current income as a secondary objective.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.10%	0.10%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.03%	0.03%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.86%	0.86%
Total annual fund operating expenses[a]	0.99%	1.24%

a Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$101	$347	$613	$1,373
Service	$126	$393	$681	$1,500

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 13% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 70% of assets in equities, which may include both stocks and commodity-related securities, and 30% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks, volatility in the equity markets, historical performance, current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio construction manager, Morningstar Associates, LLC, may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

13

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Asset Allocation – The sub-adviser allocates the portfolio's assets among various underlying portfolios and/or exchange-traded funds. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses, and may cause the portfolio to underperform other portfolios with a similar strategy.

• Credit – If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Defensive Investing – Short-term debt securities held by the portfolio for defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If a significant amount of the portfolio's assets are used for defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance

14

that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the portfolio's prospectus identifies certain risks of each underlying portfolio.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to a secondary index which is used to more closely reflect the principal strategies and policies of the portfolio. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	15.60%
Worst Quarter:	12/31/2008	-17.33%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 1, 2002)	28.16%	3.05%	4.77%
Service Class (commenced operations on May 1, 2003)	27.87%	2.82%	7.18%
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses, or taxes)	29.40%	1.10%	3.38%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.93%	4.97%	5.39%

Management:

Investment Adviser: Portfolio Construction Manager:

Transamerica Asset Management, Inc.  Morningstar Associates, LLC

Portfolio Construction Team:

Jon Hale, CFA, Co-Portfolio Manager since 2006

Maciej Kowara, CFA, Co-Portfolio Manager since 2006

Jeff McConnell, CFA, Co-Portfolio Manager since 2006

Michael Stout, CFA, Co-Portfolio Manager since 2006

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about

15

the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica Balanced VP

Investment Objective: Seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[a]
	Class of Shares
	Initial	Service
Management fees	0.75%	0.75%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.11%	0.11%
Total annual fund operating expenses	0.86%	1.11%

a Annual portfolio operating expenses have been restated to reflect expenses for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 88	$307	$543	$1,223
Service	$113	$353	$612	$1,352

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 82% of the average value of the portfolio's portfolio.

Principal Investment Strategies: Transamerica Investment Management, LLC (“TIM”), the portfolio's sub-adviser, seeks to achieve the portfolio's objective by primarily investing, under normal circumstances, in a combination of common stocks and high quality bonds with maturities of less than 30 years. The portfolio may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. TIM may shift portions held in bonds and stocks according to business and investment conditions. The portfolio will hold at least 25% of its assets in non-convertible fixed-income securities.

TIM uses a “bottom-up” approach to investing. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

The portfolio may invest in foreign securities, mortgage-backed securities and lower rated bonds. The portfolio may also invest in derivative securities, including futures, options and options on futures and swaps.

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are

17

used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Credit – If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Mortgage-Related Securities – Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest

18

rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to a secondary index which is used to more closely reflect the principal strategies and policies of the portfolio. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2004, a different sub-adviser managed this portfolio, it had a different investment objective, and it used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	13.52%
Worst Quarter:	12/31/2008	-17.19%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 1, 2002)	26.30%	2.70%	4.22%
Service Class (commenced operations on May 1, 2003)	25.94%	2.45%	5.04%
Standard & Poor’s 500 Composite Stock Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	2.46%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.93%	4.97%	5.39%
19

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Transamerica Investment Management, LLC

Portfolio Managers:

Kirk J. Kim, Portfolio Manager (Lead-Equity) since 2010

John D. Lawrence, CFA, Portfolio Manager (Co-Equity) since 2010

Gary U. Rollé, CFA, Portfolio Manager (Co-Equity) since 1994

Greg D. Haendel, CFA, Portfolio Manager (Lead-Fixed-Income) since 2008

Derek S. Brown, CFA, Portfolio Manager (Co-Fixed-Income) since 2008

Brian W. Westhoff, CFA, Portfolio Manager (Co-Fixed-Income) since 2008

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica Clarion Global Real Estate Securities VP

Investment Objective: Seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.79%	0.79%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.12%	0.12%
Total annual fund operating expenses	0.91%	1.16%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 93	$322	$570	$1,281
Service	$118	$368	$638	$1,409

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 61% of the average value of the portfolio's portfolio.

Principal Investment Strategies: Under normal conditions, the portfolio's sub-adviser, ING Clarion Real Estate Securities, LLC (“Clarion”), will invest at least 80% of the portfolio's net assets in equity securities of issuers that are principally engaged in the real estate industry. Clarion considers issuers principally engaged in the real estate industries to be companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's portfolio will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. As a general matter, Clarion intends to invest in common stocks and convertible securities of real estate companies, including real estate investment trusts (“REITs”).

Clarion uses a disciplined two-step process for constructing the portfolio's portfolio. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective. The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-backed securities such as pass through certificates, real estate mortgage investment conduit certificates, and collateralized mortgage obligations, or short-term debt obligations. However, the portfolio does not directly invest in real estate.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

This portfolio is non-diversified.

21

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Mortgage-Related Securities – Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.

• Non-Diversification – The portfolio is classified as “non-diversified,” which means it may invest in a larger percentage of its assets in one issuer than a diversified portfolio. To the extent the portfolio invests its assets in fewer issuers, the portfolio will be more susceptible to negative events affecting those issuers.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

22

• Portfolio Turnover – The portfolio's investment strategy may result in a high portfolio turnover rate. High portfolio turnover would result in a correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the portfolio's performance.

• Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates. REITs are one type of real estate security. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure, and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

• REITs – When the portfolio invests in Real Estate Investment Trusts (“REITs”), it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser. On November 1, 2005, the portfolio modified its investment strategies; performance set forth prior to that date is attributable to the prior strategies.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	31.59%
Worst Quarter:	12/31/2008	-29.05%
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Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 1, 1998)	33.42%	2.98%	12.02%
Service Class (commenced operations on May 1, 2003)	33.01%	2.72%	10.56%
S&P Developed Property Index (reflects no deduction for fees, expenses, or taxes)	37.66%	1.50%	9.40%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  ING Clarion Real Estate Securities, LLC

Portfolio Managers:

T. Ritson Ferguson, CFA, Portfolio Manager since 2002

Joseph P. Smith, CFA, Portfolio Manager since 2002

Steven D. Burton, CFA, Portfolio Manager since 2002

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica Diversified Equity VP

Investment Objective: Seeks to maximize capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[b]
	Class of Shares
	Initial	Service
Management fees	0.73%	0.73%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.16%	0.16%
Total annual fund operating expenses	0.89%	1.14%
Expense reduction[a]	0.04%	0.04%
Total annual fund operating expenses after expense reduction	0.85%	1.10%

a Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through April 30, 2011, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 0.85%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized portfolio operating expenses are less than the cap, excluding 12b-1 fees and extraordinary expenses. The expense cap may be terminated by the portfolio’s Board of Trustees at any time.

b Annual portfolio operating expenses have been restated to reflect expenses for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 87	$312	$556	$1,254
Service	$112	$358	$624	$1,383

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 54% of the average value of the portfolio's portfolio.

Principal Investment Strategies: Transamerica Investment Management, LLC (“TIM”), the portfolio's sub-adviser, invests, under normal circumstances, at least 80% of the portfolio's net assets in domestic equity securities. The portfolio typically limits its holdings to fewer than 60 companies.

TIM uses a “bottom-up” approach to investing. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

TIM may invest in securities issued by companies of all sizes. Generally, however, TIM will invest in securities of companies whose market capitalization (total market value of publicly traded securities) is greater than $500 million at the time of investment. The portfolio may invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

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• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Focused Investing – To the extent the portfolio invests in a limited number of issuers, changes in the value of individual securities may have a significant impact on your investment.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

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Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2010, the portfolio was named Transamerica Templeton Global VP, and had a different sub-adviser, a different investment objective and used different investment strategies.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	20.60%
Worst Quarter:	12/31/2008	-21.70%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on December 3, 1992)	28.32%	1.24%	-3.89%
Service Class (commenced operations on May 1, 2003)	27.85%	0.96%	5.48%
Standard & Poor’s 500 Composite Stock Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-0.95%
Morgan Stanley Capital International World Index[1] (reflects no deduction for fees, expenses, or taxes)	30.79%	2.57%	0.23%

1 This index served as the benchmark for the portfolio prior to May 1, 2010, at which time it was replaced with the Standard & Poor’s 500 Composite Stock Index. This benchmark index change was made to more accurately reflect the principal strategies of the portfolio.

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Transamerica Investment Management, LLC

Portfolio Managers:

Edward S. Han, Portfolio Manager (Lead) since 2010

Peter O. Lopez, Portfolio Manager (Co) since 2009

Gary U. Rollé, CFA, Portfolio Manager (Co) since 2009

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

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Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica Federated Market Opportunity VP

Investment Objective: Seeks to provide absolute (positive) returns with low correlation to the U.S. equity market.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.75%	0.75%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.09%	0.09%
Total annual fund operating expenses	0.84%	1.09%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 86	$300	$532	$1,199
Service	$111	$347	$601	$1,329

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 183% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (“Federated”), invests, under normal circumstances, in domestic and foreign securities that Federated deems to be undervalued or out-of-favor, and other investments detailed in the strategy below which may include maintaining a cash position invested in traditional cash instruments. Federated may position the portfolio with respect to various asset classes or individual securities in a net long or net short position.

Federated’s investment management approach may be described as contrarian in nature because the sub-adviser anticipates that it will invest in out-of-favor securities, obtain short exposure on securities that are in favor, or deviate from the consensus view on markets in general, a sector, or individual securities. The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

The portfolio may invest in exchange-traded funds (“ETFs”), derivative contracts (such as options, swaps and futures contracts) and hybrid investments (such as notes linked to underlying securities, indices or commodities), or sell securities short in order to implement its investment strategy. When investing the fixed-income portion of the portfolio, Federated is not constrained by any duration or maturity range or credit quality.

The portfolio may invest in commodities by investing in a derivative or other hybrid instrument whose price depends upon the movement of an underlying commodity or by the performance of a commodity index.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

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• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Commodities – To the extent the portfolio invests in instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio will be subject to the risks of investing in physical commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The portfolio's investment exposure to the commodities markets may subject the portfolio to greater volatility than investments in more traditional securities, such as stocks and bonds.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

• Country, Sector or Industry Focus – To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries, the portfolio will be more susceptible to negative events affecting those countries, sectors or industries.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Currency Hedging – The portfolio may hedge its currency risk, using currency futures, forwards or options. However, these instruments may not always work as intended, and a portfolio may be worse off than if it had not used a hedging instrument.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

• Exchange Traded Funds – Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of bonds. ETF shares may trade at a premium or discount to NAV. ETFs are subject to secondary market trading risks.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

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• Hybrid Instruments – The risks of investing in hybrid instruments include a combination of the risks of investing in securities, commodities, options, futures, and currencies. An investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Investment Companies – To the extent that an underlying portfolio invests in other investment companies, such as exchange-traded funds, it is subject to the risks of these investment companies and bears its pro rata share of the investment companies’ expenses.

• Leveraging – The value of your investment may be more volatile if the portfolio borrows or uses derivatives that have a leveraging effect on the fund. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have had. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Portfolio Turnover – The portfolio's investment strategy may result in a high portfolio turnover rate. High portfolio turnover would result in a correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the portfolio's performance.

• REITs – When the portfolio invests in Real Estate Investment Trusts (“REITs”), it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

• Short Sales – A short sale may be effected by selling a security that the portfolio does not own. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio may also pay transaction costs and borrowing fees in connection with short sales.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Tax – In order to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code, the portfolio must meet certain requirements regarding, among other things, the source of its income. Any income the portfolio derives from investments in certain hard asset ETFs, such as commodity ETFs, must be limited to a maximum of 10% of the portfolio's gross income. If the portfolio fails to qualify as a RIC, the portfolio will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the portfolio's earnings and profits. If the portfolio were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the portfolio would be subject to the risks of diminished returns.

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• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to a secondary index which tracks short-term U.S. Government Securities. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	09/30/2000	11.46%
Worst Quarter:	09/30/2002	-7.85%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on March 1, 1994)	4.20%	1.32%	8.35%
Service Class (commenced operations on May 1, 2003)	3.95%	1.10%	5.06%
Russell 3000® Value Index (reflects no deduction for fees, expenses, or taxes)	19.76%	-0.24%	2.88%
Bank of America Merrill Lynch 3-Month Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	0.21%	3.02%	2.99%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Federated Equity Management Company of Pennsylvania

Portfolio Managers:

Steven J. Lehman, CFA, Senior Portfolio Manager since 1994

Dana L. Meissner, CFA, Portfolio Manager since 2009

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and

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annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica Focus VP

Investment Objective: Seeks to maximize long-term growth.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.80%	0.80%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.10%	0.10%
Total annual fund operating expenses	0.90%	1.15%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 92	$319	$565	$1,269
Service	$117	$365	$633	$1,398

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 131% of the average value of the portfolio's portfolio.

Principal Investment Strategies: Transamerica Investment Management, LLC (“TIM”), the portfolio's sub-adviser, seeks to achieve the portfolio's objective by investing, under normal circumstances, primarily in domestic equity securities that, in TIM’s opinion, are trading at a material discount to intrinsic value. TIM assesses intrinsic value primarily through discounted cash flow analysis, though acquisition and comparable company valuation analyses may be used to a lesser extent. The portfolio will generally invest in domestic equity securities of any size. The portfolio may also invest up to 10% of its assets in short sale positions. The portfolio may invest up to 20% of its assets in convertible and non-convertible high-yield debt securities rated below investment grade.

TIM uses a “bottom-up” approach to investing. A “bottom-up” approach is looking at individual issuers against the context of broader market factors.

TIM seeks out U.S. companies showing strong potential for shareholder value creation, high barriers to competition, solid free cash flow generating ability, excellent capital allocation discipline and experienced management.

The portfolio may invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

In the event TIM is unable to identify sufficient investments that meet the portfolio's criteria, the portfolio may maintain a balance in cash and cash equivalents that may range up to 40% of total assets.

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

This portfolio is non-diversified.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

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• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Focused Investing – To the extent the portfolio invests in a limited number of issuers, changes in the value of individual securities may have a significant impact on your investment.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Non-Diversification – The portfolio is classified as “non-diversified,” which means it may invest in a larger percentage of its assets in one issuer than a diversified portfolio. To the extent the portfolio invests its assets in fewer issuers, the portfolio will be more susceptible to negative events affecting those issuers.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Short Sales – A short sale may be effected by selling a security that the portfolio does not own. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain.

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Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio may also pay transaction costs and borrowing fees in connection with short sales.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to November 20, 2009, the portfolio was named Transamerica Legg Mason Partners All Cap VP, and had a different sub-adviser, a different investment objective and used different investment strategies.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	09/30/2009	18.84%
Worst Quarter:	12/31/2008	-22.68%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 3, 1999)	27.91%	0.29%	3.13%
Service Class (commenced operations on May 1, 2003)	27.57%	0.03%	5.27%
Standard & Poor’s 500 Composite Stock Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-0.95%
Russell 3000® Index[1] (reflects no deduction for fees, expenses, or taxes)	28.34%	0.76%	-0.20%

1  This index served as the benchmark for the portfolio prior to November 20, 2009, at which time it was replaced with the Standard & Poor’s 500 Composite Stock Index. This benchmark index change was made to more closely reflect the principal strategies of the portfolio.

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Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Transamerica Investment Management, LLC

Portfolio Managers:

Edward S. Han, Portfolio Manager (Lead) since 2009

Kirk J. Kim, Portfolio Manager (Lead) since 2009

Joshua D. Shaskan, CFA, Portfolio Manager (Lead) since 2009

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica Growth Opportunities VP

Investment Objective: Seeks to maximize long-term growth.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.80%	0.80%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.08%	0.08%
Total annual fund operating expenses	0.88%	1.13%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 90	$313	$554	$1,246
Service	$115	$359	$622	$1,375

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 60% of the average value of the portfolio's portfolio.

Principal Investment Strategies: Transamerica Investment Management, LLC (“TIM”), the portfolio's sub-adviser, under normal circumstances, invests at least 65% of the portfolio's assets in equity securities. A significant portion of the portfolio's assets may be invested in the securities of companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase. TIM uses a “bottom-up” approach to investing and builds the portfolio one company at a time by investing portfolio assets in equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show strong potential for steady growth; high barriers to competition; and experienced management. TIM believes that companies with small- and medium-sized capitalization levels are less actively followed by security analysts, and, therefore, they may be undervalued, providing strong opportunities for a rise in value.

The portfolio may invest in debt securities in pursuit of its investment objective.

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are

38

used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

39

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc., which employed different strategies.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	20.36%
Worst Quarter:	12/31/2008	-24.04%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 2, 2001)	36.86%	3.99%	6.90%
Service Class (commenced operations on May 1, 2003)	36.52%	3.73%	9.01%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses, or taxes)	46.29%	2.40%	2.26%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Transamerica Investment Management, LLC

Portfolio Managers:

Edward S. Han, Portfolio Manager (Lead) since 2005

John J. Huber, CFA, Portfolio Manager (Lead) since 2005

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus

40

and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

41

Transamerica Jennison Growth VP

Investment Objective: Seeks long-term growth of capital.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.79%	0.79%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.06%	0.06%
Total annual fund operating expenses	0.85%	1.10%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 87	$303	$538	$1,211
Service	$112	$350	$606	$1,340

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 76% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio's sub-adviser, Jennison Associates LLC (“Jennison”), invests, under normal circumstances, at least 65% of the portfolio's total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts of U.S. companies with market capitalizations of at least $1 billion that Jennison considers to have above average prospects for growth. These companies are generally medium- to large-capitalization companies.

The sub-adviser uses a “bottom-up” approach, researching and evaluating individual company fundamentals rather than macro-economic factors, to identify individual companies with earnings growth potential that may not be recognized by the market at large. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

The portfolio may invest up to 20% of its assets in the securities of foreign issuers.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

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• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Medium-Sized Companies – Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies generally are subject to more volatility in price than larger company securities.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Jennison Growth Portfolio of Endeavor Series Trust. Jennison has been the

43

portfolio’s sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	12/31/2001	16.24%
Worst Quarter:	12/31/2008	-20.76%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on November 18, 1996)	41.00%	2.82%	-2.14%
Service Class (commenced operations on May 1, 2003)	40.69%	2.58%	6.27%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	37.21%	1.63%	-3.99%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Jennison Associates LLC

Portfolio Managers:

Michael A. Del Balso, Portfolio Manager since 2000

Kathleen A. McCarragher, Portfolio Manager since 2000

Spiros “Sig” Segalas, Portfolio Manager since 2004

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

44

Transamerica JPMorgan Mid Cap Value VP

Investment Objective: Seeks growth from capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.83%	0.83%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.06%	0.06%
Total annual fund operating expenses	0.89%	1.14%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 91	$316	$559	$1,257
Service	$116	$362	$628	$1,386

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 34% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's net assets in common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued. The portfolio will normally only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts. The portfolio may also invest up to 15% of its net assets in real estate investment trusts (“REITs”). Maximum weightings in any sector are double that of the benchmark or 25%, whichever is greater.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments without limit. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

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• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Medium-Sized Companies – Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies generally are subject to more volatility in price than larger company securities.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

• REITs – When the portfolio invests in Real Estate Investment Trusts (“REITs”), it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance

46

calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	09/30/2009	18.10%
Worst Quarter:	12/31/2008	-21.81%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 3, 1999)	26.41%	2.23%	4.76%
Service Class (commenced operations on May 1, 2003)	26.12%	1.96%	7.24%
Russell Midcap® Value Index (reflects no deduction for fees, expenses, or taxes)	34.21%	1.98%	7.58%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  J.P. Morgan Investment Management Inc.

Portfolio Managers:

Gloria Fu, CFA, Portfolio Manager since 2006

Lawrence Playford, CFA, Portfolio Manager since 2004

Jonathan K.L. Simon, Portfolio Manager since 2004

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

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Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica Morgan Stanley Active International Allocation VP

Investment Objective: Seeks to provide long-term capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.85%	0.85%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.27%	0.27%
Total annual fund operating expenses	1.12%	1.37%
Expense reduction[a]	0.05%	0.05%
Total annual fund operating expenses after expense reduction	1.07%	1.32%

a Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through April 30, 2011, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 1.07%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized portfolio operating expenses are less than the cap, excluding 12b-1 fees and extraordinary expenses. The expense cap may be terminated by the portfolio’s Board of Trustees at any time.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$109	$383	$678	$1,516
Service	$134	$429	$745	$1,642

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 38% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio’s sub-adviser, Morgan Stanley Investment Management Inc. (“MSIM”), invests the portfolio’s assets, under normal circumstances, in accordance with country and sector weightings determined by MSIM, primarily in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

MSIM utilizes a “top-down” approach that emphasizes country and sector selection and weighting rather than individual stock selection. MSIM seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) dynamics/fundamental change; and (iii) market momentum/technicals. In a "top-down" approach, the sub-adviser looks at broad market factors and chooses certain sectors or industries within the market, based on those factors. It then looks at individual companies within those sectors or industries.

MSIM analyzes both the global economic environment and the economies of countries throughout the world, focusing mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia & Far East Index (the “MSCI EAFE Index”). These countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.

The portfolio may invest in emerging markets or developing countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging markets or developing countries. MSIM generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

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The portfolio may invest up to 10% of its net assets in foreign real estate companies, which are similar to entities organized and operated as real estate investment trusts (“REITs”) in the United States. MSIM may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

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• Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates. REITs are one type of real estate security. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure, and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

• REITs – When the portfolio invests in Real Estate Investment Trusts (“REITs”), it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

This historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price International Stock Portfolio of Endeavor Series Trust. MSIM has been the portfolio’s sub-adviser since May 1, 2002.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	24.22%
Worst Quarter:	09/30/2008	-19.12%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on April 8, 1991)	25.88%	4.58%	0.08%
Service Class (commenced operations on May 1, 2003)	25.68%	4.33%	10.16%
Morgan Stanley Capital International - Europe, Australasia, Far East Index (reflects no deduction for fees, expenses, or taxes)	32.46%	4.02%	1.58%
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Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Morgan Stanley Investment Management Inc.

Portfolio Manager:

Ann D. Thivierge, Portfolio Manager since 2002

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica Multi Managed Large Cap Core VP

Investment Objective: Seeks to provide high total return.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.75%	0.75%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.10%	0.10%
Total annual fund operating expenses	0.85%	1.10%
Expense reduction[a]	0.01%	0.01%
Total annual fund operating expenses after expense reduction	0.84%	1.09%

a Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through April 30, 2011, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 0.84%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized portfolio operating expenses are less than the cap, excluding 12b-1 fees and extraordinary expenses. The expense cap may be terminated by the portfolio’s Board of Trustees at any time.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 86	$302	$537	$1,210
Service	$111	$349	$605	$1,339

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 73% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio’s sub-adviser, Morgan Stanley Investment Management Inc.(“MSIM”), under normal circumstances, invests at least 80% of the portfolio’s assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that MSIM believes have strong free cash flow and earnings growth potential or are undervalued. MSIM emphasizes individual security selection.

MSIM may invest up to 10% of the portfolio’s assets in securities of issuers economically tied to emerging markets countries. An issuer generally will be deemed to be economically tied to a country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. Derivative instruments used by the portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The portfolio may invest up to 10% of its total assets in real estate investment trusts (“REITs”).

The portfolio may invest up to 25% of its total assets in securities of foreign issuers, including emerging markets securities, primarily through ownership of depositary receipts.

The portfolio spans both growth and value styles of investing, and is managed by two separate groups at MSIM, a growth team and a value team. Both inflows and outflows will be allocated equally between the two investment styles. In addition, MSIM

53

will rebalance monthly to maintain an equal allocation between the two investment styles. These allocations are non-discretionary.

Growth — The growth team seeks capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets.

The sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The sub-adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The sub-adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

Value — The value team emphasizes a value style of investing seeking well-established, undervalued companies believed by MSIM to possess the potential for capital growth and income. Portfolio securities are typically sold when MSIM’s assessments of the capital growth and income potential of such securities materially change.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• REITs – When the portfolio invests in Real Estate Investment Trusts (“REITs”), it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure; and the failure to

54

qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio; Endeavor Asset Allocation Portfolio of Endeavor Series Trust.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	09/30/2009	19.50%
Worst Quarter:	12/31/2008	-25.25%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on April 8, 1991)	45.41%	2.12%	1.04%
Service Class (commenced operations on May 1, 2003)	45.09%	1.87%	5.55%
Standard & Poor's 500 Composite Stock Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-0.95%
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Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Morgan Stanley Investment Management Inc.

Portfolio Managers:

Growth Team

Dennis P. Lynch, Lead Portfolio Manager since 2002

David S. Cohen, Portfolio Manager since 2002

Sam G. Chainani, Portfolio Manager since 2004

Alexander T. Norton, Portfolio Manager since 2005

Jason C. Yeung, Portfolio Manager since 2007

Armistead B. Nash, Portfolio Manager since 2008

Value Team

Kevin Holt, Co-Lead Portfolio Manager since 2004

Jason Leder, Co-Lead Portfolio Manager since 2004

Devin Armstrong, Portfolio Manager since 2007

James Warwick, Portfolio Manager since 2007

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica T. Rowe Price Small Cap VP

Investment Objective: Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.75%	0.75%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.13%	0.13%
Total annual fund operating expenses	0.88%	1.13%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 90	$313	$554	$1,246
Service	$115	$359	$622	$1,375

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 34% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio’s sub-adviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of its net assets in small-cap growth companies. These are currently defined by the sub-adviser as companies whose market capitalization falls within the range of companies in the Morgan Stanley Capital International U.S. Small Cap Growth Index (“MSCI U.S. Small Cap Growth Index”), which was approximately $42.28 million to $5.52 billion as of December 31, 2009, but the limits will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio’s initial purchase continue to be considered small companies for purposes of this policy. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not, under normal circumstances, constitute more than 50% of assets. Based on quantitative models and fundamental company research, stocks are selected in a “bottom-up” manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations and projected earnings and sales growth, valuation, capital usage, and earnings quality. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

While the portfolio normally invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets) or exchange traded funds in pursuit of its investment objective. The portfolio may, but need not, invest in derivatives, including stock index futures and options. The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

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• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Exchange Traded Funds – Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of bonds. ETF shares may trade at a premium or discount to NAV. ETFs are subject to secondary market trading risks.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Smaller Companies – Small companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance

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calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	12/31/2001	25.80%
Worst Quarter:	12/31/2008	-25.77%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 3, 1999)	38.70%	2.12%	0.33%
Service Class (commenced operations on May 1, 2003)	38.33%	1.86%	7.53%
Morgan Stanley Capital International U.S. Small Cap Growth Index (reflects no deduction for fees, expenses, or taxes)	41.91%	2.57%	1.88%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  T. Rowe Price Associates, Inc.

Portfolio Manager:

Sudhir Nanda, CFA, Portfolio Manager since 2006

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica Third Avenue Value VP

Investment Objective: Seeks long-term capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.80%	0.80%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.12%	0.12%
Total annual fund operating expenses	0.92%	1.17%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 94	$325	$576	$1,292
Service	$119	$372	$644	$1,420

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 8% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio's sub-adviser, Third Avenue Management LLC (“Third Avenue”), invests, under normal circumstances, at least 80% of the portfolio's assets in common stocks of U.S. and non-U.S. issuers. The portfolio seeks to achieve its objective mainly by acquiring common stocks of well-financed companies (meaning companies with high-quality assets and a relative absence of liabilities) at a discount to what the sub-adviser believes is their intrinsic value. The portfolio also seeks to acquire senior securities, such as debt instruments (including high-yield and distressed securities that may be in default and may have any or no credit rating) that the sub-adviser believes are undervalued.

Third Avenue employs an opportunistic, “bottom-up” research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. A "bottom-up" approach is looking at individual companies against the context of broader market factors.

The portfolio invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the portfolio's investment strategies and restrictions. The portfolio may invest up to 15% of its assets in high-yield/high risk fixed-income securities and other types of debt securities.

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

The portfolio is a non-diversified portfolio.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

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• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Non-Diversification – The portfolio is classified as “non-diversified,” which means it may invest in a larger percentage of its assets in one issuer than a diversified portfolio. To the extent the portfolio invests its assets in fewer issuers, the portfolio will be more susceptible to negative events affecting those issuers.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

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Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to a secondary index which is used to more closely reflect the principal strategies and policies of the portfolio. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	26.13%
Worst Quarter:	12/31/2008	-27.29%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on January 2, 1998)	34.88%	2.07%	9.18%
Service Class (commenced operations on May 1, 2003)	34.52%	1.81%	9.66%
Russell 3000® Value Index (reflects no deduction for fees, expenses, or taxes)	19.76%	-0.24%	2.88%
Morgan Stanley Capital International World Index[1] (reflects no deduction for fees, expenses, or taxes)	30.79%	2.57%	0.23%

1 This index was added as an additional benchmark to the portfolio on May 1, 2010 to more closely reflect the principal strategies and policies of the portfolio.

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Third Avenue Management LLC

Portfolio Managers:

Curtis R. Jensen, Co-Portfolio Manager since 1998

Yang Lie, Co-Portfolio Manager since 2008

Kathleen K. Crawford, Assistant Portfolio Manager since 2007

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

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Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica WMC Diversified Growth VP

Investment Objective: Seeks to maximize long-term growth.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.72%	0.72%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.07%	0.07%
Total annual fund operating expenses	0.79%	1.04%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 81	$285	$505	$1,141
Service	$106	$331	$574	$1,271

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 43% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio invests, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria.

The portfolio’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. A "bottom-up" approach is looking at individual companies against the context of broader market factors.

Wellington Management continually monitors every company in the portfolio’s portfolio for fundamental attractiveness. The portfolio typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities,

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they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Focused Investing – To the extent the portfolio invests in a limited number of issuers, changes in the value of individual securities may have a significant impact on your investment.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

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Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Funds, Inc., which employed different investment strategies.

Prior to April 9, 2010, the portfolio was named Transamerica Equity VP, had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	18.98%
Worst Quarter:	12/31/2008	-24.19%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on December 31, 1980)	29.20%	0.55%	-1.01%
Service Class (commenced operations on May 1, 2003)	28.90%	0.29%	5.59%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	37.21%	1.63%	-3.99%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Wellington Management Company, LLP

Portfolio Manager:

Paul E. Marrkand, CFA, Portfolio Manager since 2010

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to

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the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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More On The Portfolios’ Strategies And Investments

The following provides additional information regarding the portfolios’ strategies and investments described at the front of the prospectus. Information contained in this prospectus may apply to portfolios of Transamerica Series Trust not offered in your policy or contract. Except as otherwise expressly stated for a particular portfolio in this prospectus or in the statement of additional information or as required by law, there is no limit on the amount of a portfolio’s assets that may be invested in a particular type of security or investment.

Transamerica AEGON High Yield Bond VP: The portfolio's sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's net assets in high-yield/high-risk bonds (commonly known as “junk bonds”).

Junk bonds are high risk debt securities rated in medium or lower rating categories or determined by AUIM to be of comparable quality.

AUIM’s strategy is to seek to achieve yields as high as possible while seeking to manage risk. AUIM uses a “top-down/bottom-up” approach in managing the portfolio's assets. The “top-down” approach is to adjust the risk profile of the portfolio. AUIM analyzes four factors that affect the movement of fixed-income bond prices which include: economic indicators; technical indicators that are specific to the high-yield market; investor sentiment and valuation. Analysis of these factors assists AUIM in its decision regarding the portfolio's allocations.

AUIM has developed a proprietary credit model that is the foundation of its “bottom-up” analysis. The model tracks historical cash flow numbers and calculates credit financial ratios. Because high-yield companies are of higher financial risk, AUIM does a thorough credit analysis of all companies in the portfolio, as well as all potential acquisitions.

Each potential buy and sell candidate is analyzed by AUIM from both the “top-down” and “bottom-up” strategies. An industry may look attractive in one area, but not the other. They can review the results of their analysis and decide whether or not to proceed with a transaction.

AUIM may sell portfolio securities when it determines there are changes in economic indicators, technical indicators or valuation.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Asset Allocation – Conservative VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 35% of assets in equities, which may include both stocks and commodity-related securities, and 65% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying funds that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolios, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

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It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other fund investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Asset Allocation – Growth VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

• Under normal circumstances, it expects to invest primarily in underlying portfolios that invest in equities, which may include both stocks and commodity-related securities.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), historical performance, global markets’ current valuations, and other global economic factors.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Asset Allocation – Moderate VP: The portfolio seeks its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 50% of assets in equities, which may include both stocks and commodity-related securities, and 50% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

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As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Asset Allocation – Moderate Growth VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 70% of assets in equities, which may include both stocks and commodity-related securities, and 30% of assets in fixed-income, which may include bonds, cash, cash equivalents and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.
The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Balanced VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio's objective by investing, under normal circumstances, primarily in common stocks and high quality bonds with maturities of less than 30 years. TIM allocates the portfolio's assets between equity and debt securities based on its assessment of current business and investment conditions. However, at all times, the portfolio will hold at least 25% of its assets in non-convertible fixed-income securities. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments.

TIM normally invests in a portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM’s equity and fixed-income management teams work together to build a portfolio of growth stocks combined with bonds that TIM considers to be of good credit quality purchased at favorable prices.

TIM uses a “bottom up” approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM’s opinion.

Equity Investments

TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term, above-average rate of return. In projecting free cash flows and determining earnings potential and valuation, TIM uses multiple factors such as:

• the quality of the management team;

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• the company’s ability to earn returns on capital in excess of the cost of capital;

• competitive barriers to entry; and

• the financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments

TIM’s bond management team seeks out bonds with credit strength of the quality that it believes could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. TIM analyzes this market information daily, negotiating each trade and buying bonds at what TIM considers to be the best available prices.

The portfolio may invest in mortgage-backed securities and lower-rated bonds. The portfolio may also invest in derivative securities, including futures, options and options on futures, swaps and foreign securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica BlackRock Global Allocation VP: The Fund seeks to achieve its objective by investing in both equity and debt securities, including money market securities and other short-term securities or instruments, of issuers located around the world. There is no limit on the percentage of assets the Fund can invest in a particular type of security. Generally, the Fund seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. Except as described below, the Fund has no geographic limits on where its investments may be located. This flexibility allows Fund management to look for investments in markets around the world that it believes will provide the best relative asset allocation to meet the Fund’s objective. The Fund may invest in securities of any market capitalization. The Fund may also invest in REITs.

Fund management uses the Fund’s investment flexibility to create a portfolio of assets that, over time, tends to be relatively balanced between equity and debt securities and that is widely diversified among many individual investments. While the Fund can, and does, look for investments in all the markets of the world, it will typically invest a majority of its assets in the securities of companies and governments located in North and South America, Europe, Australia and the Far East. In addition to investing in foreign securities, the Fund actively manages its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. From time to time, the Fund may own foreign cash equivalents or foreign bank deposits as part of the Fund’s investment strategy. The Fund will also invest in non-U.S. currencies, however, the Fund may underweight or overweight a currency based on the Fund management team’s outlook. The Fund may also invest in non-convertible debt securities. Non-convertible debt securities will generally be longer-term securities with the potential for capital appreciation through changes in interest rates, exchange rates or the general perception of the creditworthiness of issuers in certain countries.

The Fund’s composite Reference Benchmark has at all times since the Fund’s formation included a 40% weighting in non-U.S. securities. Throughout its history, the Fund has maintained a weighting in non-US securities, often exceeding the 40% Benchmark weighting and rarely falling below this allocation. Under normal circumstances, the Fund anticipates it will continue to allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by Fund management, in which case the Fund would invest at least 30%) — of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes the Fund may deviate very substantially from the allocation described above.

The Fund may invest a portion of its assets in securities related to real assets (like real estate or precious metals-related securities) such as stock, bonds or convertible bonds issued by real estate investment trusts or companies that mine precious metals.

The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles that exclusively invest in precious metals,

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which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. The Fund may also gain exposure to commodity markets by investing in the Subsidiary. The Subsidiary invests primarily in commodity-related instruments. BlackRock is the manager of the Subsidiary. The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The Fund will limit its investments in the Subsidiary to 25% of its net assets.

The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, BlackRock, in managing the Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described in detail in the SAI. The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Board regarding the Subsidiary’s compliance with its policies and procedures. The Fund and Subsidiary test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary complies with asset segregation requirements to the same extent as the Fund.

BlackRock provides investment management and other services to the Subsidiary. BlackRock does not receive separate compensation from the Subsidiary for providing it with investment management or administrative services. However, the Fund pays BlackRock based on the Fund’s assets, including the assets invested in the Subsidiary. The Subsidiary will also enter into separate contracts for the provision of custody, transfer agency, and audit services with the same or with affiliates of the same service providers that provide those services to the Fund. The financial statements of the Subsidiary will be consolidated with the Fund’s financial statements in the Fund’s Annual and Semi-Annual Reports. The Fund’s Annual and Semi-Annual Reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated in the Fund's prospectus.

In making investment decisions, Fund management tries to identify the long term trends and changes that could benefit particular markets and/or industries relative to other markets and industries. Fund management will consider a variety of factors when selecting the markets, such as the rate of economic growth, natural resources, capital reinvestment and the social and political environment.

In deciding between equity and debt investments, Fund management looks at a number of factors, such as the relative opportunity for capital appreciation, capital recovery risk, dividend yields and the level of interest rates paid on debt securities of different maturities. Dividend yield is a common stock’s annualized dividend stream divided by the stock’s current price, which represents the stock’s current expected rate of current income.

In selecting real assets (like real estate or precious metals-related securities), Fund management identifies real assets that it believes will increase in value because of economic trends and cycles or political or other events.

In selecting stocks and other securities that are convertible into stocks, Fund management emphasizes stocks that it believes are undervalued. Fund management places particular emphasis on companies with below average price/earnings ratios or that may pay above average dividends.

Fund management will invest in “junk” bonds, corporate loans and distressed securities only when it believes that they will provide an attractive total return, relative to their risk, as compared to higher quality debt securities. Distressed securities are securities that are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition or are rated in the lowest rating categories by at least one independent rating agency (CC or lower by S&P or Fitch or Ca or lower by Moody’s), or if unrated, judged to be of comparable quality by Fund management.

Fund management will invest in distressed securities when Fund management believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that the Fund will generally achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization.

Transamerica BlackRock Large Cap Value VP: The portfolio's sub-adviser, BlackRock Investment Management, LLC (“BlackRock”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's net assets in equity securities of large cap companies. The portfolio considers a large cap company to be one which, at the time of purchase, has a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Value Index. As of December 31, 2009, the lowest market capitalization in this group was approximately $6.084 billion.

The portfolio may invest in foreign securities that are represented by American Depositary Receipts. The portfolio may invest in convertible securities, preferred stocks, illiquid securities, and U.S. government debt securities.

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The portfolio will seek to outperform the Russell 1000® Value Index by investing in equity securities that BlackRock believes are selling at below normal valuations. The portfolio emphasizes value-oriented investments.

In selecting securities for the portfolio from its benchmark universe, BlackRock uses a proprietary multi-factor quantitative model. The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth. BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation.

A company’s stock price relative to its earnings and book value, among other factors, is also examined—if BlackRock believes that a company is overvalued, it will not be considered as an investment for any fund. After the initial screening is done, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations. “Fundamental analysis” is a method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an “index” portfolio. In seeking to outperform the benchmark, however, BlackRock reviews potential investments using certain criteria that are based on the securities in the relevant index. These criteria currently include the following:

• Relative price to earnings and price to book ratios

• Stability and quality of earnings

• Earnings momentum and growth

• Weighted median market capitalization of the portfolio

• Allocation among the economic sectors of the portfolio as compared to the applicable index

• Weighted individual stocks within the applicable index

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to the risk with respect to the depository institution holding the cash.

Transamerica BlackRock Tactical Allocation VP: BlackRock Financial Management, Inc. (“BlackRock”), the portfolio’s sub-adviser, seeks to achieve the portfolio’s objective by investing its assets in a combination of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

• Under normal circumstances, the portfolio’s investments in equity funds will vary between 40% and 90% of the portfolio’s net assets, with the remaining portion invested in fixed-income funds, which may include money market funds. Equity exposure increases with higher 10-year swap rates and lower implied volatility. Equity exposure decreases with lower swap rates and higher implied volatility.

• The portfolio’s target level of equity exposure is determined monthly by a proprietary tactical asset allocation model based on specified market factors, such as the 10-year swap rate and implied volatility. The model was provided to Transamerica Asset Management, Inc., the portfolio’s investment adviser, by an affiliated insurance company and is used by that company to develop and price insurance policies and variable annuity contracts. The model is run on the first business day of each month and produces the target equity allocation for the month.

• BlackRock may not vary or override the target level equity exposure regardless of their view of the market outlook. Based on the model’s target allocation, BlackRock selects among the underlying equity and fixed-income funds and rebalances the portfolio’s assets among the underlying portfolios to maintain the target weightings. BlackRock may choose to invest a portion of the portfolio’s assets in one or more underlying portfolios which they sub-advise.

• The equity funds may have fixed-income exposure and the fixed-income funds could likewise have equity exposure. Such exposures are not considered by the model and could impact the performance of the underlying portfolios and the portfolio.

• The portfolio may also invest directly in securities, including U.S. government securities, short-term commercial paper, cash and cash equivalents.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the

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portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

Transamerica Clarion Global Real Estate Securities VP: Under normal circumstances, the portfolio's sub-adviser, ING Clarion Real Estate Securities, LLC (“Clarion”), will invest at least 80% of the portfolio's net assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Clarion considers issuers principally engaged in the real estate industries to be companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's portfolio will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in equity securities of real estate companies which include common stocks of large-, mid- and small-sized issuers, including real estate investment trusts (“REITs”), and convertible securities.

Clarion uses a disciplined two-step process for constructing the portfolio's portfolio. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-backed securities such as pass through certificates, real estate mortgage investment conduit (“REMIC”) certificates, and collateralized mortgage obligations (“CMOs”), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

This portfolio is non-diversified.

Transamerica Convertible Securities VP: The portfolio’s sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the portfolio’s net assets in convertible securities across the credit spectrum. Convertible securities are fixed-income securities that convert into shares of common stock of their issuer.

Convertible securities perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. TIM may also invest the portfolio’s assets in other types of securities, including common stock.

TIM may invest the portfolio’s assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may, but not need, invest in derivatives. TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio’s exposure to changing security prices or other factors that affect security values.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Diversified Equity VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), invests, under normal circumstances, at least 80% of the portfolio's net assets in domestic equity securities. TIM uses an intrinsic valuation discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term, above-average rate of return. The portfolio typically limits its holdings to fewer than 60 companies.

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TIM uses a “bottom-up” approach to investing. It studies industry and economic trends, but focuses on researching individual companies. As part of TIM’s strategy, the portfolio's portfolio is constructed one company at a time. Each company passes through a rigorous research process and stands on its own merits as a viable investment in TIM’s opinion.

In projecting cash flows and determining earnings potential, TIM uses multiple factors such as:

• the quality of the management team

• the company’s ability to earn returns on capital in excess of the cost of capital

• competitive barriers to entry

• the financial condition of the company

In seeking to achieve the portfolio's goal, TIM may invest in securities issued by companies of all sizes. Generally, however, TIM will invest in the securities of companies whose market capitalization (total market value of publicly traded securities) is greater than $500 million.

Consistent with the portfolio's objectives and other policies, TIM may, but need not, invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Efficient Markets VP: The portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), seeks to achieve the portfolio’s objective by investing its assets in a combination of underlying exchange traded funds (“ETFs”) and institutional mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, it expects to allocate substantially all of its assets among the underlying portfolios to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 65% of portfolio assets in institutional mutual funds that invest primarily in equities and 35% of portfolio assets in ETFs that investment primarily in bonds. These percentages may vary. The underlying institutional mutual funds in which the portfolio may invest consist of domestic equity, international equity and value equity funds.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying portfolio based on what it considers to be prudent diversification principles. It seeks to utilize the principle of efficient markets, which assumes that market prices reflect values and information accurately and quickly, in implementing the portfolio’s strategy.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying portfolios that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

It is expected that the portfolio will hold at least four underlying ETFs and six underlying institutional mutual funds. The portfolio may invest in one or more underlying portfolios that may also invest in other funds. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolios at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

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As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio may invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Federated Market Opportunity VP: The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (“Federated”), pursues the portfolio's investment objective by investing, under normal circumstances, in domestic and foreign securities that Federated deems to be undervalued or out-of-favor, and other investments detailed in the strategy below which may include maintaining a cash position invested in traditional cash instruments. Federated can position the fund with respect to various asset classes or individual securities in a net long or a net short position.

Federated’s investment management approach may be described as contrarian in nature because the sub-adviser anticipates that it will invest in out-of-favor securities or deviate from the consensus view on markets in general, a sector, or individual securities.

The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. The portfolio generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships, or “revert to the mean.”

With regard to equity securities, Federated primarily uses the “value” style of investing and selects securities primarily utilizing a “bottom-up” approach to security analysis but also secondarily considers “top-down” analysis and sector allocation. Federated does not generally consider the composition of market indices in its selection of equity securities. Federated’s use of the “value” style of investing seeks to identify and select securities that, in Federated’s opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer’s industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company. Lastly, Federated assembles a portfolio of securities by considering sector allocations. Sectors are broad categories of companies with similar characteristics. Federated determines the sector allocation of the portfolio's portfolio primarily based upon its opinion as to which sectors are, as a whole, priced at a low market valuation when compared with other sectors, and which are currently out-of-favor. Depending on its outlook, Federated may take a short position in a particular asset class, security or other investment.

Federated uses technical analysis of the market as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

Federated may increase the portfolio's cash position if Federated is unable to find a sufficient number of attractive securities. Additionally, Federated anticipates normally keeping a portion of the portfolio's portfolio in cash in order to readily take advantage of buying opportunities, to increase current income or in an effort to preserve capital. The portfolio's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

When investing in fixed-income securities, Federated invests in asset classes within the fixed-income market that it believes offer the best relative value. When searching for asset classes within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. Such asset classes may include non-investment-grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations, as well as U.S. Treasury securities and other investment-grade securities. With regard to non-dollar denominated fixed-income securities, Federated also considers the currency appreciation potential of a given market. The fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities in order to increase or decrease its exposure to foreign interest rate and/or currency

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markets. Federated is not constrained by any duration or maturity range or credit quality when investing the fixed-income portion of the fund.

In addition to investing in equity and fixed-income securities, the portfolio may invest in the following in attempting to achieve its investment objective:

• derivative contracts or hybrid instruments;

• ETFs; and

• investments which give the fund exposure to the price of movement of gold, silver or other precious metals.

The portfolio may also purchase shares of ETFs in order to achieve exposure to a specific region, country, commodity or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in hybrid instruments or derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The portfolio may, for example, use derivative contracts to:

• obtain premiums from the sale of derivative contracts (e.g., write a put option on a security);

• realize gains from trading a derivative contract (e.g., buy a put option in anticipation of a decrease in an underlying security); or

• hedge against potential losses. For example, the portfolio may buy put options on stock indices or individual stocks (even if the stocks are not held by the portfolio) in an attempt to hedge against a decline in stock price.

There can be no assurance that the portfolio's use of derivative contracts or hybrid instruments will work as intended.

The fund may gain exposure to commodities by investing in hybrid instruments. For example, the fund may invest in hybrid instruments which are structured as interest-bearing notes whose amount paid at maturity is determined by the price of an underlying commodity or by the performance of a commodity index. Such commodities may include precious metals (e.g., gold, silver), industrial metals, (e.g., copper, nickel), agricultural and livestock commodities (e.g., wheat, pork), and energy related commodities (e.g., crude oil and natural gas). Finally, the fund may invest in derivatives contracts as part of its hedging strategies. For example, the fund may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which the fund may invest directly.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Focus VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio's objective by investing, under normal circumstances, primarily in domestic equity securities that, in TIM’s opinion, are trading at a material discount to intrinsic value. TIM assesses intrinsic value primarily through discounted cash flow analysis, though acquisition and comparable company valuation analyses may be used to a lesser extent. The portfolio will generally invest in domestic equity securities of any size. The portfolio may also invest up to 10% of its assets in short sale positions. The portfolio may invest up to 20% of its assets in convertible and non-convertible high-yield debt securities rated below investment grade.

TIM will use a “bottom-up” approach to investing. It studies industry and economic trends, but focuses on researching individual companies. The portfolio will be constructed one company at a time. Each company will pass through a research process and stand on its own merits as a viable investment in TIM’s opinion.

TIM’s equity management team seeks to identify U.S. companies showing:

• strong potential for shareholder value creation

• high barriers to competition

• solid free cash flow generating ability

• excellent capital allocation discipline

• experienced management aligned with shareholder interests

TIM seeks out dominant business franchises where the long-term, value-creating potential has not fully been recognized by the market.

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Consistent with the portfolio's objective and other policies, the portfolio may invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

In the event TIM is unable to identify sufficient investments that meet the portfolio's criteria, the portfolio may maintain a balance in cash and cash equivalents that may range up to 40% of total assets.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

This portfolio is non-diversified.

Transamerica Foxhall Emerging Markets/Pacific Rim VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting the market during recessionary trends.

• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, at least 80% of its net assets in ETFs that provide exposure to equity, fixed-income, currency or physical commodities that are economically tied to emerging markets or the Pacific Rim. A company, instrument or product is considered economically tied to emerging markets or the Pacific Rim if it meets one or more of the following criteria:

• principal securities trading in the securities market of an emerging market or a Pacific Rim country

• significant share of their total revenue from either goods or services produced or sales made in emerging markets or a Pacific Rim country

• significant portion of their assets in emerging markets or a Pacific Rim country

• organized under the laws of, or with principal offices in, an emerging market or Pacific Rim country

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

Countries that are considered emerging markets include but are not limited to the following:

Brazil  China   South Africa

Russia   India   South Korea

Countries that are considered Pacific Rim countries include but are not limited to the following:

Taiwan   Japan   Singapore

Malaysia Hong Kong New Zealand

• If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest,

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directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

The portfolio will normally be invested in at least six ETFs during a long-term market uptrend from the Foxhall Emerging Markets/Pacific Rim market segment. It will generally hold fewer in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Foxhall Global Conservative VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting markets during recessionary trends.

• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, approximately 75% of its net assets in ETFs representing debt securities of various maturities and credit quality, of companies and governments worldwide, commodities, foreign or U.S. currency and money market instruments, and approximately 25% of its net assets in ETFs representing stocks in companies all over the world. These percentages may vary.

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

• If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall has established internal guidelines for the fixed-income and equity components of its allocations. The fixed-income allocation is made up of one segment (bonds), while the equity allocation is comprised of three equity segments (developed markets, emerging markets and hard assets (such as real estate, precious metals and natural resources)).

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest, directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

It is expected that the portfolio will hold approximately twenty-two ETFs during a long-term market uptrend and fewer underlying portfolios in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

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The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Foxhall Global Growth VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting the market during recessionary trends.

• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, at least 80% of its net assets in equity ETFs representing stocks in companies all over the world, commodities or foreign or U.S. currency. The portfolio will invest approximately 60% in developed markets ETFs (e.g., United States and Western Europe); 30% in emerging markets (e.g., China and India) and Pacific Rim (e.g., Australia and Japan) ETFs; and 10% in hard assets ETFs (such as real estate, precious metals and natural resources). These percentages may vary.

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

• If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest, directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

It is expected that the portfolio will hold approximately eighteen ETFs during a long-term market uptrend and fewer underlying portfolios in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Foxhall Global Hard Asset VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting the market during recessionary trends.

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• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, at least 80% of its net assets in ETFs that track “hard assets.” Hard assets include precious metals, natural resources, real estate and commodities. Examples of these assets include, but are not limited to, oil, natural gas, wind energy, water resources, metals, currencies, food stuffs, agriculture equipment and services, and timber.

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

• If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”).

It is expected that the portfolio will hold at least six ETFs during a long-term market uptrend and fewer underlying portfolios in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Growth Opportunities VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), under normal circumstances, invests at least 65% of the portfolio's assets in equity securities. Equity securities include common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies.

A significant portion of the portfolio's assets may be invested in the equity securities of companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM uses a “bottom-up” approach to investing and builds the portfolio's portfolio one company at a time. TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

• strong potential for steady growth

• high barriers to competition

• experienced management incentivized along shareholder interests

It is the opinion of TIM that companies with smaller and medium-sized capitalization levels are less actively followed by security analysts, and, therefore, they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests primarily in equity securities, TIM may also, to a lesser extent, invest in debt securities in pursuit of its investment objective.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

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Transamerica Hanlon Balanced VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s equity allocation will generally vary between 25% and 75% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs or closed-end funds, consisting of any mixture of large, medium and small-cap styles and pursuing growth or value strategies. The portfolio’s bond allocation will generally vary between 25% and 75% of its net assets (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency, commodity, real estate and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Hanlon Growth VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s equity allocation will vary between 0% and 100% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs or closed-end funds, consisting of any mixture of large, medium and small-cap styles. Under certain market conditions, up to 100% of the portfolio could be allocated to bond ETFs or closed-end funds (which may include domestic and non-U.S. government and corporate bonds of any credit

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rating). Hanlon may also invest in currency, commodity, real estate and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Hanlon Growth and Income VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s equity allocation will generally vary between 0% and 75% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs or closed-end funds, consisting of any mixture of large, medium and small-cap styles and pursuing growth or value strategies. The portfolio’s bond allocation will generally vary between 0% and 25% of its net assets, but, under certain market conditions, up to 100% of the portfolio could be allocated to bond ETFs or closed-end funds (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency, commodity, real estate and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

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Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Hanlon Managed Income VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s bond allocation will vary between 0% and 100% of its net assets (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Index 35 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”).

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 35% of portfolio assets in ETFs that invest primarily in equities and 65% of portfolio assets in ETFs that invest primarily in bonds. These percentages may vary.

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• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time. The portfolio may also invest in institutional mutual funds.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without prior notice to investors.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Index 50 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”) and/or institutional mutual funds.

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 50% of portfolio assets in ETFs that invest primarily in equities and 50% of portfolio assets in ETFs that invest primarily in bonds. These percentages may vary.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving its investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

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Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Index 75 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”) and/or institutional mutual funds.

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 75% of portfolio assets in ETFs that invest primarily in equities and 25% of portfolio assets in ETFs that invest primarily in bonds. These percentages may vary.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable opportunity for achieving its investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment

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objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Index 100 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”).

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio will normally invest 100% of its assets, excluding cash and cash equivalents, in ETFs that invest primarily in equities. The portfolio intends to achieve a mix over time of approximately 75% of portfolio assets in ETFs that invest primarily in domestic equities and 25% of portfolio assets in ETFs that invest primarily in international equities. These percentages may vary.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time. The portfolio may also invest in institutional mutual funds.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without prior notice to investors.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica International Moderate Growth VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

• Under normal circumstances, it expects to allocate its investments in underlying portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging markets countries and in fixed-income securities of issuers in international developed markets. These percentages may vary.

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• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio’s portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio’s asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio’s asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Jennison Growth VP: The portfolio's sub-adviser, Jennison Associates LLC (“Jennison”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 65% of the portfolio's total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts, of U.S. companies with market capitalizations of at least $1 billion that Jennison considers to have above average prospects for growth. These companies are generally medium- to large-capitalization companies.

The sub-adviser uses a “bottom up” approach, researching and evaluating individual companies, to manage the portfolio's investments. Jennison looks primarily at individual company fundamentals rather than at macro-economic factors to identify individual companies with earnings growth potential that may not be recognized by the market at large.

When a sub-adviser uses a “bottom-up” approach, it looks primarily at individual companies against the context of broader market factors.

In selecting stocks for the portfolio, the sub-adviser looks for companies with the following financial characteristics:

• superior absolute and relative earnings growth

• above average revenue and earnings per share growth

• sustainable or improving profitability

• strong balance sheets

In addition, Jennison looks for companies that have actually achieved or exceeded expected earnings results and are attractively valued relative to their growth prospects. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the portfolio invests have historically been more volatile than the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”). In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 Index company tend to reinvest their earnings rather than distribute them, so the portfolio is not likely to receive significant dividend income on its investments. The sub-adviser focuses on stocks of companies that have distinct attributes such as:

• strong market position with a defensible franchise

• unique marketing competency

• strong research and development leading to superior new product flow

• capable and disciplined management

Such companies generally trade at high prices relative to their current earnings.

The portfolio may invest up to 20% of its assets in the securities of foreign issuers.

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The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica JPMorgan Core Bond VP: The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”) seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's assets in bonds, including (without limitation):

• U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities

• Medium- to high-quality corporate bonds

• Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations (“CMOs”)

• Asset-backed securities

• Commercial Mortgage Backed Securities (“CMBS”)

Generally, such bonds will have intermediate to long maturities.

To a lesser extent it may invest in:

• U.S. dollar-denominated foreign bonds

• Short-term securities, including agency discount notes, commercial paper and money market funds

The portfolio may invest in bonds and other debt securities that are rated in the lowest investment grade category. The portfolio's average weighted maturity will ordinarily range between four and 12 years, although the portfolio may shorten its average weighted maturity if deemed appropriate for temporary defensive purposes. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in the portfolio calculated so as to come most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of the portfolio's sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the portfolio's portfolio. Therefore, in the case of the portfolio, which may hold mortgage-backed securities, its average weighted maturity is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the portfolio given certain prepayment assumptions.

JPMorgan analyzes four major factors in managing and constructing the portfolio's portfolio: duration, market sector, maturity concentrations and individual securities. JPMorgan looks for market sectors and individual securities that it believes will perform well over time. JPMorgan is value oriented and selects individuals securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the portfolio can invest. The portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The portfolio may use derivatives as a substitute for various investments, to alter the investments characteristics of the portfolio, for risk management and/or to increase income or gain to the portfolio.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market economic, or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica JPMorgan Enhanced Index VP: The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of large- and medium-capitalization U.S. companies. The portfolio may invest in foreign companies included in the S&P 500 Index. Industry by industry, the portfolio’s weightings are generally similar to those of the S&P 500 Index. The portfolio normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500 Index.

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Within each industry, the portfolio’s sub-adviser may modestly overweight stocks that it views as undervalued or fairly valued while modestly underweighting or not holding stocks that it views as overvalued. The sub-adviser employs a three-step process in valuing stocks:

• Research — The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company’s real growth potential.

• Valuation — The research findings allow the sub-adviser to rank the companies in each industry group according to their relative value. The greater a company’s estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team’s findings.

• Stock Selection — The portfolio’s sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:

• High potential reward compared to potential risk

• Temporary mispricings caused by market overreactions

The portfolio normally invests primarily in common stocks. During ordinary market conditions, the portfolio’s sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments including:

• U.S. government securities

• Bankers’ acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank

• Commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations

• Repurchase agreements

• Short-term bonds and notes with remaining maturities of 13 months or less

The portfolio may, but not need, invest in derivatives.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica JPMorgan Mid Cap Value VP: The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of net assets in common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued.

The portfolio will normally only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.

JPMorgan may use derivatives to hedge various market risks or to increase the portfolio's income. The portfolio may also invest in master limited partnerships, although their use will not be a principal investment strategy. The portfolio may invest up to 15% of its net assets in real estate investment trusts (“REITs”).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica MFS International Equity VP: The portfolio's sub-adviser, MFS® Investment Management (“MFS”), seeks to achieve the portfolio's objective (capital growth) by investing, under normal circumstances, at least 80% of the portfolio's net

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assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries.

The portfolio normally invests primarily in equity securities of foreign companies, including emerging market equity securities. The portfolio may invest a relatively large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the portfolio, the sub-adviser is not constrained to any particular investment style. MFS may invest the portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. MFS may invest the portfolio's assets in companies of any size.

MFS may use derivatives for any investment purpose, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the portfolio, or as alternatives to direct investments.

MFS uses a “bottom-up” investment approach to buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate these and other factors may also be considered.

The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

MFS may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Money Market VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio's objective by investing the portfolio's assets in the following high quality, short-term U.S. dollar-denominated money market instruments:

• short-term corporate obligations, including commercial paper, notes and bonds

• obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

• obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

• repurchase agreements involving any of the securities mentioned above

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. Each security, at the time of purchase by the portfolio, has been determined by the sub-adviser to present minimal credit risk.

As a money market portfolio, the portfolio tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification and maturity of its investments. The portfolio invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The portfolio maintains a dollar-weighted average portfolio maturity of 60 days or less. If, after purchase, the credit rating on a security held by the portfolio is downgraded or the credit quality deteriorates, or if the maturity on a security is extended, the portfolio's sub-adviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

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Transamerica Morgan Stanley Active International Allocation VP: The portfolio’s sub-adviser is Morgan Stanley Investment Management Inc. (“MSIM”). Under normal circumstances, the portfolio invests primarily, in accordance with country and sector weightings determined by its sub-adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

MSIM utilizes a “top-down” approach that emphasizes country and sector selection and weighting rather than individual stock selection. MSIM seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) dynamics/fundamental change; and (iii) market momentum/technicals.

When a sub-adviser uses a “top-down” approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.

MSIM analyzes both the global economic environment and the economies of countries throughout the world, focusing mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia & Far East Index (the “MSCI EAFE Index”). These countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.

MSIM views each country and sector as a unique investment opportunity and evaluates factors such as valuation, growth, inflation, interest rates, corporate earnings growth, liquidity and risk characteristics, investor sentiment and economic and currency outlook. MSIM — on an ongoing basis — establishes the proportion or weighting for each country and sector (e.g., overweight, underweight or neutral) relative to the MSCI EAFE Index for investment by the portfolio. The sub-adviser invests the portfolio’s assets among the countries and/or sectors based on their assigned weighting. Within each country and/or sector, MSIM will invest in “baskets” of common stocks and other equity securities in an effort to match the performance of that country and/or sector. The portfolio may invest in emerging markets or developing countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging markets or developing countries. MSIM generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The portfolio may invest up to 10% of its net assets in foreign real estate companies, which are similar to entities organized and operated as real estate investment trusts (“REITs”) in the United States. Investing in foreign real estate companies makes the portfolio susceptible to the risks associated with the ownership of real estate and with the real estate industry in general, as well as risks that relate specifically to the way foreign real estate companies are organized and operated. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, foreign real estate companies, like U.S. REITs and mutual funds, have expenses, including management and administration fees that are paid by their shareholders. As a result, shareholders will absorb their proportional share of duplicate levels of fees when the portfolio invests in foreign real estate companies.

MSIM may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Morgan Stanley Mid-Cap Growth VP: Under normal circumstances, the portfolio will invest at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap® Growth Index. The portfolio's sub-adviser is Van Kampen Asset Management (“VKAM”). VKAM seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. VKAM typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. VKAM generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small-and large-sized companies, as well as preferred stocks, convertible securities, rights and warrants, and debt securities.

VKAM also may utilize derivative instruments, including options on securities, futures contracts and options thereon and various currency transactions in several different ways, depending upon the status of the portfolio's investment portfolio and

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VKAM’s expectations concerning the securities market. Derivative instruments used by the portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

VKAM may invest up to 25% of the portfolio's assets in securities of foreign companies, including emerging market securities, primarily through ownership of depositary receipts. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may also invest up to 10% of its assets in real estate investment trusts (“REITs”).

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested in the instruments described above except that at least a small portion of portfolio assets generally will be held as cash, repurchase agreements, or cash equivalents to honor redemption requests and for other short-term needs.

To the extent that portfolio assets are invested in cash equivalents, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to “equitize” the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Multi Managed Large Cap Core VP: The portfolio’s sub-adviser is Morgan Stanley Investment Management Inc. (“MSIM”). Under normal circumstances, at least 80% of the portfolio’s assets will be invested in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that MSIM believes have strong free cash flow and earnings growth potential or are undervalued. MSIM emphasizes individual security selection.

MSIM may invest up to 10% of the portfolio’s assets in securities of issuers economically tied to emerging markets countries. An issuer generally will be deemed to be economically tied to a country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. Derivative instruments used by the portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The portfolio may invest up to 10% of its total assets in real estate investment trusts (“REITs”).

The portfolio may invest up to 25% of its total assets in securities of foreign issuers, including emerging markets securities, primarily through ownership of depositary receipts.

The portfolio spans both growth and value styles of investing, and is managed by two separate groups at MSIM, a growth team and a value team. Both inflows and outflows will be allocated equally between the two investment styles. In addition, MSIM will rebalance monthly to maintain an equal allocation between the two investment styles. These allocations are non-discretionary.

Growth — The growth team seeks capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets.

The manager seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The manager typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

Value — The value team emphasizes a value style of investing seeking well-established, undervalued companies believed by MSIM to possess the potential for capital growth and income. Portfolio securities are typically sold when MSIM’s assessments of the capital growth and income potential of such securities materially change.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment

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objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica PIMCO Total Return VP: The portfolio's sub-adviser, Pacific Investment Management Company LLC (“PIMCO”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 65% of the portfolio's net assets in fixed-income securities of varying maturities.

The average duration of this portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Index, which as of December 31, 2009, was 4.57 years.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, Fitch, or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of the portfolio's total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging markets countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets. The portfolio may also invest up to 10% of its total assets in preferred stocks.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage-or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica ProFund UltraBear VP: The portfolio invests in derivatives that ProFund Advisors LLC (“ProFund Advisors”), the portfolio’s sub-adviser, believes should have similar daily return characteristics as twice (200%) the inverse (opposite) of the daily return of the Standard & Poor’s 500 Composite Stock Index (the “S&P 500 Index”). The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 500 U.S. operating companies and REITs selected by the S&P U.S. Index Committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis. As of September 30, 2009, the S&P 500 Index included companies with capitalizations between $1.1 billion and $329.7 billion. The average capitalization of the companies comprising the S&P 500 Index was approximately $19.6 billion. The S&P 500 Index is published under the Bloomberg ticket symbol “SPX.” Assets of the portfolio not invested in derivatives will typically be held in money market instruments.

Derivatives - The portfolio invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The portfolio invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the S&P 500 Index. Derivatives include:

• Futures Contracts - Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

• Swap Agreements - Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Money Market Instruments - The portfolio invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the portfolio should hold to approximate the performance of its benchmark. The

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portfolio may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the portfolio in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the portfolio. The portfolio seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the portfolio will seek to position its portfolio so that its exposure to its benchmark is consistent with the portfolio’s investment objective. The impact of the S&P 500 Index’s movements during the day will affect whether the portfolio’s portfolio needs to be re-positioned. For example, if the S&P 500 Index has risen on a given day, net assets of the portfolio should fall, meaning that the portfolio’s exposure will need to be decreased. Conversely, if the S&P 500 Index has fallen on a given day, net assets of the portfolio should rise, meaning the portfolio’s exposure will need to be increased.

The portfolio will concentrate its investment in a particular industry or group of industries to approximately the same extent as the S&P 500 Index is so concentrated.

The portfolio is non-diversified.

Transamerica Small/Mid Cap Value VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's net assets in small- and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion at the time of purchase.

The portfolio generally will invest in small and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM’s security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation, and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company’s products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

The portfolio may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica T. Rowe Price Small Cap VP: The portfolio’s sub-adviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of its net assets in small-cap growth companies.

Small-cap companies are currently defined by the sub-adviser as companies whose market capitalization falls within the range of companies in the Morgan Stanley Capital International U.S. Small Cap Growth Index (“MSCI U.S. Small Cap Growth Index”), which was approximately $42.28 million to $5.52 billion as of December 31, 2009, but the limits will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio’s initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range.

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not, under normal circumstances, constitute more than 50% of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

When a sub-adviser uses a “bottom-up” approach, it looks primarily at individual companies against the context of broader market factors.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a “bottom-up” manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/ earnings or price/book value

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ratios, for example) and projected earnings and sales growth, valuation, capital usage, and earnings quality. T. Rowe Price also considers portfolio risk characteristics in the process of portfolio construction.

While the portfolio normally invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets) or exchange traded funds in pursuit of its investment objective. The portfolio may, but not need, invest in derivatives, including stock index futures and options.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Third Avenue Value VP: The portfolio's sub-adviser, Third Avenue Management LLC (“Third Avenue”), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio's assets in common stocks of U.S. and non-U.S. issuers.

Third Avenue employs an opportunistic, “bottom-up” research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value.

The portfolio invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the portfolio's investment strategies and restrictions.

Third Avenue seeks to invest the portfolio's assets in attractive equity investments, which generally exhibit four essential characteristics:

• Strong Finances — the issuing company has a strong financial position, as evidenced by high-quality assets and a relative absence of significant liabilities.

• Competent Management — the company’s management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

• Understandable Business — comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

• Discount to Private Market Value — the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in high-yield/high-risk fixed-income securities and other types of debt securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

The portfolio is a non-diversified portfolio.

Transamerica U.S. Government Securities VP: The portfolio’s sub-adviser, Transamerica Investment Management, LLC (“TIM”), invests, under normal circumstances, at least 80% of the portfolio’s assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. These securities include:

• U.S. Treasury obligations

• Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities. Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise.

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• Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

• Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

• Investment grade corporate bonds

• Short-term corporate debt securities

• Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

• High yield debt securities (up to 20% of the portfolio’s total assets) so long as they are consistent with the portfolio’s objective (The weighted average maturity of such obligations will generally range from two to ten years.)

• High quality money-market securities

• Debt securities (up to 20% of the portfolio’s total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

• U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio’s total assets)

• Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the creditworthiness of issuers and the rates of interest offered by various issuers.

The portfolio’s sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio’s interest rate exposure, as well as to hedge the portfolio’s investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica WMC Diversified Growth VP: The portfolio invests, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria.

The portfolio’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. Fundamental analysis involves the assessment of a company’s business environment, market share, management, global expansion plans, balance sheet, income statement, anticipated earnings, revenues, and other related measures of value.

Wellington Management continually monitors every company in the portfolio’s portfolio for fundamental attractiveness. The portfolio typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment

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objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica WMC Diversified Growth II VP: The portfolio invests, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria.

The portfolio’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. Fundamental analysis involves the assessment of a company’s business environment, market share, management, global expansion plans, balance sheet, income statement, anticipated earnings, revenues, and other related measures of value.

Wellington Management continually monitors every company in the portfolio’s portfolio for fundamental attractiveness. The portfolio typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

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More On The Risks Of Investing In The Portfolios

Principal Investment Risks: The following provides additional information regarding the risks of investing in the portfolios as described at the front of the prospectus.

Active Investor: A significant portion of assets invested in the portfolio come from professional money managers and investors who use the portfolio as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the portfolio may have a negative impact on the portfolio’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the portfolio’s expense ratio may vary from current estimates or the historical ratio disclosed in this prospectus.

Active Trading: Certain portfolios are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

Asset Allocation: The sub-adviser allocates a portfolio's assets among various underlying portfolios. These allocations may be unsuccessful in maximizing a portfolio's return and/or avoiding investment losses.

Bank Obligations: If a portfolio concentrates in U.S. bank obligations, a portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks’ profitability.

Cash Management and Defensive Investing: Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

Commodities: Because a portfolio may invest in instruments whose performance is linked to the price of an underlying commodity or commodity index, a portfolio may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

Concentration: A portfolio will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the portfolio. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the portfolio will be more susceptible to the risks associated with that industry than a portfolio that does not concentrate its investments.

Convertible Securities: Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

Correlation and Compounding: A number of factors may affect the portfolio’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the portfolio will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the portfolio from achieving its investment objective. The risk of the portfolio not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the portfolio has a single day investment objective, the portfolio’s performance for periods greater than one day is likely to be either greater than or less than the inverse of the index performance times the stated multiple in the portfolio objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases.

Counterparty: The portfolio will be subject to the credit risk(that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the portfolio or held by special purpose or

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structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the portfolio may decline.

Country, Sector or Industry Focus: To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if a portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

Credit: If an obligor for a security held by the portfolio or a counterparty to a financial contract with the portfolio fails to pay, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the portfolio could decline. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the portfolio invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. The portfolio is subject to greater levels of credit risk to the extent it invests in junk bonds. These securities have a higher risk of issuer default and are considered speculative. The portfolio may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

Currency: When a portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, a portfolio's investments in foreign currency denominated securities may reduce the returns of a portfolio.

Currency Hedging: A portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another may remove a portfolio's opportunity to profit from the original currency and involves a risk of increased losses for a portfolio if the sub-adviser’s projection of future exchange rates is inaccurate.

Defensive Investing: Short-term debt securities held by a portfolio for defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If a portfolio holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. In that case, the portfolio would not earn income on the cash and the portfolio's yield would go down. If a significant amount of the portfolio's assets are used for defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

Derivatives: The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. A portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of a portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on a portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by a portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of a portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. A portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. A portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

Early Close/Late Close/Trading Halt: An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the portfolio being unable to buy or sell certain securities or derivatives. In such circumstances, the portfolio may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Emerging Markets: Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks. In addition, the risks associated with investing in emerging markets are often greater than investing in developed

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foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

Equity and Market: The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the portfolio to decrease.

Equity Securities: Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Exchange Traded Funds (“ETFs”): ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. ETFs typically seek to track an index, a commodity or a basket of assets like an index fund, but trade like a stock on an exchange. An investment in an ETF generally presents the same primary risks as an investment in a conventional portfolio (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) an active trading market for an ETF’s share may not develop or be maintained; or (iii) trading of an ETF’s share may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Fixed-Income Securities: The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

• market risk: fluctuations in market value

• interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

• prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing a portfolio to reinvest in lower yielding securities

• extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

• default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. A portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If a portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, a portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by a portfolio, or if an issuer of such a security has difficulty meeting its obligations, a portfolio may become the holder of a restructured security or of underlying assets. In that case, a portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Focused Investing: To the extent a portfolio invests in a limited number of issuers, its performance may be more volatile than portfolios that hold a greater variety of securities.

Foreign Securities: Investments in foreign securities, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

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• different accounting and reporting practices

• less information available to the public

• less (or different) regulation of securities markets

• more complex business negotiations

• less liquidity

• more fluctuations in prices

• delays in settling foreign securities transactions

• higher costs for holding shares (custodial fees)

• higher transaction costs

• vulnerability to seizure and taxes

• political or financial instability and small markets

• different market trading days

Geographic: Because a portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, a portfolio's performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically-diversified funds.

Growth Stocks: Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

Hard Assets: A portfolio is subject to risks associated with investing indirectly in hard assets, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. A portfolio's indirect investments in hard assets may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies.

High-Yield Debt Securities: High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

Hybrid Instruments: Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, commodities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose a portfolio to leverage risks or carry liquidity risks.

Increase in Expenses: Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

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Interest Rate: Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security tends to fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Inflation protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Interest Rate (Transamerica Money Market VP): The interest rates on short-term obligations held in a fund’s portfolio will vary, rising or falling with short-term interest rates generally. A portfolio's yield will tend to lag behind general changes in interest rates.

The ability of a portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

Inverse Correlation: Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

Investing Aggressively: The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

• Rights, options and futures contracts may not be exercised and may expire worthless.

• Warrants and rights may be less liquid than stocks.

• Use of futures and other derivatives may make a portfolio more volatile.

Investment Companies: To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds (“ETFs”), it bears its pro rata share of these investment companies’ expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

Leveraging: When a portfolio engages in transactions that have a leveraging effect on it, the value of the portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of a portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than a portfolio would otherwise have. A portfolio may take on leveraging risk by, among other things, engaging in derivative, when-issued, delayed-delivery, forward commitment or forward roll transactions or reverse repurchase agreements. Engaging in such transactions may cause a portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Liquidity: Liquidity risk exists when particular investments are difficult to sell. Although most of a portfolio's securities must be liquid at the time of investment, securities may become illiquid after purchase by a portfolio, particularly during periods of market turmoil. When a portfolio holds illiquid investments, a portfolio may be harder to value, especially in changing markets, and if a portfolio is forced to sell these investments to meet redemptions or for other cash needs, a portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain securities, a portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

Loans: A portfolio may invest in certain commercial loans, including loans generally known as “syndicated bank loans,” by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet a portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution’s interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect a portfolio.

Market: The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due

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to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The fund may experience a substantial or complete loss on any individual security.

Medium-Sized Companies: Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Mid Cap Securities: The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Money Market Funds: An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.

Mortgage-Related Securities: Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.

Non-Diversification: Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because a portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

Portfolio Selection: The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, quality, relative yield, value or market trends affecting a particular security, industry or sector, or about interest rates, is incorrect.

Portfolio Turnover: A portfolio may engage in a significant number of short-term transactions, which may adversely affect a portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for a portfolio. A portfolio ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income when distributed to shareholders.

Preferred Stock: Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company’s common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.

Prepayment or Call: Borrowers may pay back principal before the scheduled due date. Borrowers may find it advantageous to prepay principal due to a decline in interest rates or an excess in cash flow. Such prepayments may require the portfolio to replace a corporate loan, corporate debt security or other investment with a lower yielding security. This may adversely affect the portfolio's net asset value.

Real Estate Investment Trusts (“REITS”): Equity REITs can be affected by any changes in the value of the properties owned. A REIT’s performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

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Real Estate Securities: Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks may include, without limitation:

• declining real estate value

• risks relating to general and local economic conditions

• over-building

• increased competition for assets in local and regional markets

• increases in property taxes

• increases in operating expenses or interest rates

• change in neighborhood value or the appeal of properties to tenants

• insufficient levels of occupancy

• inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

Redemption (Transamerica Money Market VP): The portfolio may experience periods of heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the portfolio could have an adverse impact on the remaining shareholders in the portfolio. In addition, the portfolio may suspend redemptions when permitted by applicable regulations.

Repurchase Agreements: Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. If the other party to a repurchase agreement defaults on its obligation, a portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, a portfolio could lose money.

Rule 144A Securities: “Rule 144A” securities are securities that are not registered for sale to the public and thus are considered “restricted.” They may only be resold to certain qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by a portfolio could adversely affect the marketability of such security and a portfolio might be unable to dispose of such security promptly or at reasonable prices.

Short Sales: A short sale may be effected by selling a security that a portfolio does not own. In order to deliver the security to the purchaser, a portfolio borrows the security, typically from a broker-dealer or an institutional investor. A portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, a portfolio would incur a loss; conversely, if the price declines, a portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. A portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if a portfolio held only long positions. A portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected “against the box” if, at all times when the short position is open, a portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that a portfolio were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, a portfolio would forego the potential realization of the increased value of the shares sold short.

Smaller Companies: Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Small- or Medium-Sized Companies: Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies,

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generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Sovereign Debt: Sovereign debt instruments, which are debt obligations issued or guaranteed by a foreign governmental entity, are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on debt that it has issued or guaranteed, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, relationships with other lenders such as commercial banks, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or it may ask for forgiveness of interest or principal on its existing debt. On the other hand, a governmental entity may be unwilling to renegotiate the terms of its sovereign debt. There may be no established legal process for a U.S. bondholder (such as the fund) to enforce its rights against a governmental entity that does not fulfill its obligations, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Stocks: Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks a fund holds fluctuate in price, the value of your investment in a portfolio will go up and down.

Tactical Asset Allocation: The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using asset management styles, including those based on fundamental analysis or strategic asset allocation. The sub-adviser’s evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that under perform other securities.

The management process might also result in the portfolio having exposure to asset classes, countries or regions, or industries or groups of industries that underperform other management styles. In addition, the portfolio’s risk profile with respect to particular asset classes, countries and regions, and industries may change at any time based on the sub-adviser’s allocation decisions.

Tax: In order to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code, the portfolio must meet certain requirements regarding, among other things, the source of its income. Any income the portfolio derives from investments in certain hard asset ETFs, such as commodity ETFs, must be limited to a maximum of 10% of the fund’s gross income. If the portfolio fails to qualify as a RIC, the portfolio will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the portfolio's earnings and profits. If the portfolio were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the portfolio would be subject to the risks of diminished returns.

Underlying Funds or Portfolios: Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Funds” section of the fund’s prospectus identifies certain risks of each underlying portfolio.

U.S. Government Agency Obligations: Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.

Valuation: Many factors may influence the price at which the portfolio could sell any particular portfolio investment. The sales price may well differ--higher or lower--from the portfolio's last valuation, and such differences could be significant, particularly for illiquid securities, securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the portfolio may value these investments using

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more subjective methods, such as fair value methodologies. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the portfolio had not fair-valued the security or had used a different valuation methodology.

Value Investing: The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. A portfolio may underperform other equity funds that use different investing styles. A portfolio may also underperform other equity funds using the value style.

Warrants and Rights: Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

Yield (Transamerica Money Market VP): The amount of income paid to you by the portfolio will go up or down depending on day-to-day variations in short-term interest rates. When interest rates are very low, the portfolio's expenses could absorb all or a significant portion of the portfolio's income. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the portfolio's yield.

Zero Coupon Bonds – Zero coupon bonds pay no interest during the life of the obligation but trade at prices below their stated maturity value. Although these securities lock in a rate of return to maturity, they may be subject to greater fluctuations in market value than securities that pay interest periodically.

Please note that there are other factors that could adversely affect your investment in a portfolio and that could prevent the portfolio from achieving its investment objective. More information about risks appears in the Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

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SHAREHOLDER INFORMATION

Investment Adviser

Transamerica Series Trust's Board of Trustees is responsible for overseeing the management and business affairs of Transamerica Series Trust (“TST”). It oversees the operation of TST by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of TST is contained in the Statement of Additional Information (“SAI”).

Transamerica Asset Management, Inc. (“TAM”), located at 570 Carillon Parkway, St. Petersburg, FL 33716, serves as investment adviser for TST. The investment adviser hires investment sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each portfolio's sub-adviser. The investment adviser also monitors the sub-advisers’ buying and selling of portfolio securities and administration of the portfolios. For these services, TAM is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

AEGON USA Investment Management, LLC and Transamerica Investment Management, LLC are affiliates of TAM and TST.

Information contained in this prospectus may apply to portfolios of TST not offered in your policy or contract.

The portfolios may rely on an Order from the SEC (Release IC- 23379 dated August 5, 1998) that permits Transamerica Series Trust and its investment adviser, TAM, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on subadvisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

Advisory Fees

TAM receives compensation from each portfolio, calculated daily and paid monthly, based on an annual percentage of each portfolio's average daily net assets.

Advisory Fees Paid in 2009

For the fiscal year ended December 31, 2009, each portfolio paid the following advisory fee as a percentage of the portfolio's average daily net assets:

Name of Portfolio	Percentage
Transamerica AEGON High Yield Bond VP1	0.71%
Transamerica Asset Allocation – Conservative VP	0.10%
Transamerica Asset Allocation – Growth VP	0.10%
Transamerica Asset Allocation – Moderate VP	0.10%
Transamerica Asset Allocation – Moderate Growth VP	0.10%
Transamerica Balanced VP2	0.80%
Transamerica BlackRock Global Allocation VP3	0.00%
Transamerica BlackRock Large Cap Value VP4	0.78%
Transamerica BlackRock Tactical Allocation VP	0.10%
Transamerica Clarion Global Real Estate Securities VP	0.79%
Transamerica Convertible Securities VP	0.75%
Transamerica Diversified Equity VP5	0.75%
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Name of Portfolio	Percentage
Transamerica Efficient Markets VP	0.42%
Transamerica Federated Market Opportunity VP	0.75%
Transamerica Focus VP	0.80%
Transamerica Foxhall Emerging Markets/Pacific Rim VP	0.90%
Transamerica Foxhall Global Conservative VP	0.90%
Transamerica Foxhall Global Growth VP	0.90%
Transamerica Foxhall Global Hard Asset VP	0.90%
Transamerica Growth Opportunities VP	0.80%
Transamerica Hanlon Balanced VP	0.90%
Transamerica Hanlon Growth VP	0.90%
Transamerica Hanlon Growth and Income VP	0.90%
Transamerica Hanlon Managed Income VP	0.90%
Transamerica Index 35 VP	0.32%
Transamerica Index 50 VP	0.31%
Transamerica Index 75 VP	0.30%
Transamerica Index 100 VP	0.32%
Transamerica International Moderate Growth VP	0.10%
Transamerica Jennison Growth VP6	0.79%
Transamerica JPMorgan Core Bond VP	0.45%
Transamerica JPMorgan Enhanced Index VP	0.74%
Transamerica JPMorgan Mid Cap Value VP	0.83%
Transamerica MFS International Equity VP7	0.91%
Transamerica Money Market VP	0.35%
Transamerica Morgan Stanley Active International Allocation VP	0.85%
Transamerica Morgan Stanley Mid-Cap Growth VP	0.80%
Transamerica Multi Managed Large Cap Core VP	0.75%
Transamerica PIMCO Total Return VP	0.63%
Transamerica ProFund UltraBear VP	0.85%
Transamerica Small/Mid Cap Value VP	0.80%
Transamerica T. Rowe Price Small Cap VP	0.75%
Transamerica Third Avenue Value VP	0.80%
Transamerica U.S. Government Securities VP	0.55%
Transamerica WMC Diversified Growth VP	0.72%
Transamerica WMC Diversified Growth II VP	0.30%

1 Effective November 20, 2009, the advisory fee for the portfolio is 0.64% of the first $750 million of average daily net assets; and 0.60% of average daily net assets in excess of $750 million. Prior to November 20, 2009, the advisory fee for the portfolio was 0.715% of the first $250 million of average daily net assets; 0.71% of average daily net assets over $250 million up to $750 million; 0.68% of average daily net assets over $750 million up to $1 billion; and 0.67% of average daily net assets in excess of $1 billion.

2 Effective April 30, 2010, the advisory fee for the portfolio is 0.75% of the first $500 million of average daily net assets; 0.65% of average daily net assets over $500 million up to $1 billion; and 0.60% of average daily net assets in excess of $1 billion. Prior to that time, the advisory fee for the portfolio was 0.80% of the first $250 million of average daily net assets; 0.75% of average daily net assets over $250 million up to $500 million; 0.70% of average daily net assets over $500 million up to $1.5 billion; and 0.625% of average daily net assets in excess of $1.5 billion.

3 TAM currently waives its investment advisory fee.

4 Effective November 20, 2009, the advisory fee for the portfolio is 0.80% of the first $250 million of average daily net assets; 0.775% of average daily net assets over $250 million up to $750 million; 0.75% of average daily net assets over $750 million up to $1 billion; 0.65% of average daily net assets over $1 billion up to $2 billion; and 0.625% of average daily net assets in excess of $2 billion. Prior to November 20, 2009, the advisory fee for the portfolio was 0.80% of the first $250 million of average daily net assets; 0.775% of average daily net assets over $250 million up to $750 million; and 0.75% of average daily net assets in excess of $750 million.

5 Effective April 30, 2010, the advisory fee for the portfolio is 0.73% of the first $500 million of average daily net assets; 0.70% of average daily net assets over $500 million up to $2.5 billion; and 0.65% of average daily net assets in excess of $2.5 billion. Prior to that time, the advisory fee for the portfolio was 0.75% of the first $500 million of average daily net assets; 0.725% of average daily net assets over $500 million up to $1.5 billion; and 0.70% of average daily net assets in excess of $1.5 billion.

6 Effective April 30, 2010, the advisory fee for the portfolio is 0.80% of the first $250 million of average daily net assets; 0.75% of average daily net assets over $250 million up to $500 million; 0.70% of average daily net assets over $500 million up to $1 billion; and 0.60% of average daily net assets in excess of $1 billion. Prior to that time, the advisory fee for the portfolio was 0.80% of the first $250 million of average daily net assets; 0.775% of average daily net assets over $250 million up to $500 million; 0.70% of average daily net assets over $500 million up to $1 billion; 0.675% of average daily net assets over $1 billion up to $1.5 billion; and 0.65% of average daily net assets in excess of $1.5 billion.

7 Effective August 1, 2009, the advisory fee for the portfolio is 0.90% of the first $250 million of average daily net assets; 0.875% of average daily net assets over $250 million up to $500 million; 0.85% of average daily net assets over $500 million up to $1 billion; and 0.80% of average daily net assets in excess of $1 billion. Prior to August 1, 2009, the advisory fee for the portfolio was 0.925% of the first $250 million of average daily net assets; 0.90% of average daily net assets over $250 million up to $500 million; 0.85% of average daily net assets over $500 million up to $1 billion; and 0.80% of average daily net assets in excess of $1 billion.

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A discussion regarding the Board of Trustees’ approval of the advisory arrangements for Transamerica AEGON High Yield Bond VP, Transamerica Focus VP, Transamerica Foxhall Emerging Markets/Pacific Rim VP, Transamerica Foxhall Global Conservative VP, Transamerica Foxhall Global Growth VP, Transamerica Foxhall Global Hard Asset VP, Transamerica Index 35 VP, and Transamerica Index 100 VP is available in each portfolio's annual report for the fiscal year ended December 31, 2009. A discussion regarding the Board of Trustees’ approval for each of the other portfolios, except Transamerica Diversified Equity VP, Transamerica Efficient Markets VP, Transamerica WMC Diversified Growth VP and Transamerica WMC Diversified Growth II VP, is available in each portfolio’s semi-annual report for the fiscal period ended June 30, 2009. A discussion regarding the Board of Trustees’ approval for those portfolios will be available in each portfolio’s semi-annual report for the fiscal period ending June 30, 2010.

Portfolio Construction Manager

Morningstar Associates, LLC (“Morningstar”), 22 West Washington Street, Chicago, IL 60602, is the portfolio construction manager for the portfolios listed below.

Transamerica Asset Allocation – Conservative VP

Transamerica Asset Allocation – Growth VP

Transamerica Asset Allocation – Moderate Growth VP

Transamerica Asset Allocation – Moderate VP

Transamerica International Moderate Growth VP

Pursuant to an Asset Allocation Management Agreement between TAM and Morningstar, the portfolio construction manager will make the portfolios’ investment decisions, determine what portion of each asset allocation portfolio should be in the underlying portfolios and what portion, if any, should be held in U.S. Government securities, short-term commercial paper or other assets such as cash.

Portfolio Construction Manager Compensation

For the fiscal year ended December 31, 2009, the portfolio construction manager received the following fees as a percentage of a portfolio’s average daily net assets:

Transamerica Asset Allocation – Conservative VP 0.10%

Transamerica Asset Allocation – Growth VP 0.10%

Transamerica Asset Allocation – Moderate Growth VP 0.10%

Transamerica Asset Allocation – Moderate VP 0.10%

Transamerica International Moderate Growth VP 0.10%

Portfolio Construction Team

Each of the above listed portfolios are managed by a portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. The SAI provides additional information about the portfolio construction team’s compensation, other accounts managed by the portfolio construction team, and the portfolio construction team’s ownership in each portfolio.

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jon Hale, CFA/2006	Co-Portfolio Manager	Morningstar	Senior Consultant
Maciej Kowara, CFA/2006	Co-Portfolio Manager	Morningstar	Research & Development Consultant
Jeff McConnell, CFA/2006	Co-Portfolio Manager	Morningstar	Senior Consultant
Michael Stout, CFA/2006	Co-Portfolio Manager	Morningstar	Senior Consultant
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Sub-Advisers

The name and address of the sub-advisers are listed below. Pursuant to Investment Sub-advisory Agreements between TAM and each sub-adviser on behalf of the respective portfolios, each sub-adviser shall make investment decisions, buy and sell securities for the portfolios, conduct research that leads to these purchase and sale decisions, and pay broker-dealers a commission for these trades (which can include payments for research and brokerage services).

The sub-advisers listed below receive compensation, calculated daily and paid monthly, from TAM. For the fiscal year ended December 31, 2009, the sub-advisers received the following sub-advisory fees as a percentage of a portfolio's average daily net assets:

Portfolio	Sub-Advisory Fee	Name and Address of Sub-Adviser
Transamerica AEGON High Yield Bond VP1 Transamerica Efficient Markets VP Transamerica Index 35 VP Transamerica Index 50 VP Transamerica Index 75 VP Transamerica Index 100 VP	0.25% 0.12% 0.12% 0.11% 0.10% 0.12%	AEGON USA Investment Management, LLC (“AUIM”) 4333 Edgewood Road NE Cedar Rapids, IA 52499
Transamerica BlackRock Tactical Allocation VP	0.10%	BlackRock Financial Management, Inc. (“BlackRock”) 55 East 52nd Street New York, NY 10055
Transamerica BlackRock Large Cap Value VP2	0.32%	BlackRock Investment Management, LLC (“BlackRock”) 800 Scudders Mill Road Plainsboro, NJ 08536
Transamerica Clarion Global Real Estate Securities VP	0.39%	ING Clarion Real Estate Securities, LLC (“Clarion”) 201 King of Prussia Road Suite 600 Radnor, PA 19087
Transamerica Federated Market Opportunity VP	0.28%	Federated Equity Management Company of Pennsylvania (“Federated”) 1001 Liberty Avenue Pittsburgh, PA 15222
Transamerica Foxhall Emerging Markets/Pacific Rim VP Transamerica Foxhall Global Conservative VP Transamerica Foxhall Global Growth VP Transamerica Foxhall Global Hard Asset VP	0.45% 0.45% 0.45% 0.45%	Foxhall Capital Management, Inc. (“Foxhall”) 35 Old Tavern Road 2nd Floor Orange, CT 06477
Transamerica Hanlon Balanced VP Transamerica Hanlon Growth VP Transamerica Hanlon Growth and Income VP Transamerica Hanlon Managed Income VP	0.45% 0.45% 0.45% 0.45%	Hanlon Investment Management, Inc. (“Hanlon”) 3393 Bargaintown Road, Suite 200 Egg Harbor Township, NJ 08234
Transamerica Jennison Growth VP	0.35%	Jennison Associates LLC (“Jennison”) 466 Lexington Avenue New York, NY 10017
Transamerica JPMorgan Core Bond VP Transamerica JPMorgan Enhanced Index VP Transamerica JPMorgan Mid Cap Value VP	0.20% 0.30% 0.40%	J.P. Morgan Investment Management Inc. (“JPMorgan”) 245 Park Avenue New York, NY 10167
Transamerica MFS International Equity VP3	0.45%	MFS® Investment Management (“MFS”) 500 Boylston Street Boston, MA 02116
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Portfolio	Sub-Advisory Fee	Name and Address of Sub-Adviser
Transamerica Morgan Stanley Active International Allocation VP Transamerica Multi Managed Large Cap Core VP	0.45% 0.30%	Morgan Stanley Investment Management Inc. (“MSIM”) 522 Fifth Avenue New York, NY 10036
Transamerica Morgan Stanley Mid-Cap Growth VP	0.40%	Van Kampen Asset Management (“VKAM”) 522 Fifth Avenue New York, NY 10036
Transamerica PIMCO Total Return VP4	0.25%	Pacific Investment Management Company LLC (“PIMCO”) 840 Newport Center Drive Newport Beach, CA 92660
Transamerica ProFund UltraBear VP	0.40%	ProFund Advisors LLC 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814
Transamerica Third Avenue Value VP	0.40%	Third Avenue Management LLC (“Third Avenue”) 622 Third Avenue 32nd Floor New York, NY 10017

Transamerica Balanced VP

Transamerica Convertible Securities VP

Transamerica Diversified Equity VP5

Transamerica Focus VP

Transamerica Growth Opportunities VP

Transamerica Money Market VP

Transamerica Small/Mid Cap Value VP

Transamerica U.S. Government

Securities VP

	0.35% 0.35% 0.31% 0.41% 0.37% 0.15% 0.38% 0.15%	Transamerica Investment Management, LLC (“TIM”) 11111 Santa Monica Boulevard Suite 820 Los Angeles, CA 90025
Transamerica T. Rowe Price Small Cap VP	0.35%	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202
Transamerica WMC Diversified Growth VP6 Transamerica WMC Diversified Growth II VP7	0.31% 0.30%	Wellington Management Company, LLP (“Wellington Management”) 75 State Street Boston, MA 02109

1 Includes fees paid to the portfolio’s previous sub-adviser. Effective November 20, 2009, the sub-advisory fee for the portfolio was 0.28% of the first $400 million of average daily net assets; 0.25% of average daily net assets over $400 million up to $750 million; and 0.20% of average daily net assets in excess of $750 million. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica AEGON High Yield Bond, a series of Transamerica Funds, also managed by the sub-adviser. Prior to November 20, 2009, the sub-advisory fee for the portfolio was 0.315% of the first $250 million of average daily net assets; 0.30% of average daily net assets over $250 million up to $750 million; 0.27% of average daily net assets over $750 million up to $1 billion; and 0.25% of average daily net assets in excess of $1 billion.

2 Effective November 20, 2009, the sub-advisory fee for the portfolio is 0.35% of the first $250 million of average daily net assets; 0.325% of average daily net assets over $250 million up to $750 million; 0.30% of average daily net assets over $750 million up to $1 billion; and 0.25% of average daily net assets in excess of $1 billion. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica BlackRock Large Cap Value, a series of Transamerica Funds, also managed by the sub-adviser. Prior to November 20, 2009, the sub-advisory fee for the portfolio was 0.35% of the first $250 million of average daily net assets; 0.325% of average daily net assets over $250 million up to $750 million; and 0.30% of average daily net in excess of $750 million.

3 Effective August 1, 2009, the sub-advisory fee for the portfolio is 0.45% of the first $250 million of average daily net assets; 0.425% of average daily net assets over $250 million up to $500 million; 0.40% of average daily net assets over $500 million up to $1 billion; and 0.375% of average daily net assets in excess of $1 billion. Prior to August 1, 2009, the sub-advisory fee for the portfolio was 0.475% of the first $500 million of average daily net assets; 0.45% of average daily net assets over $500 million up to $1 billion; and 0.40% of average daily net assets in excess of $1 billion.

4 Effective July 1, 2009, the sub-advisory fee for the portfolio is 0.25% of the first $1 billion of average daily net assets; and 0.225% of average daily net assets over $1 billion, only when PIMCO sub-advised assets exceed $3 billion on an aggregate basis. For the purpose of determining the $3 billion aggregate assets, the average daily net assets will be determined on a combined basis with Transamerica PIMCO Total Return VP, Transamerica PIMCO Total Return, and Transamerica PIMCO Real Return TIPS. If aggregate assets exceed $3 billion, then the calculation of sub-advisory fees will be based on the combined average daily net assets of Transamerica PIMCO Total Return VP and Transamerica PIMCO Total Return. Prior to July 1, 2009, the sub-advisory fee for the portfolio was 0.25% of average daily net assets.

5 Fees were paid to the portfolio’s previous sub-adviser. Effective May 1, 2010, the sub-advisory fee for the portfolio is 0.35% of the first $500 million of average daily net assets; 0.30% of average daily net assets over $500 million up to $2.5 billion; and 0.25% of average daily net in excess of $2.5 billion, less 50% of any amount reimbursed pursuant to the portfolio’s expense limitation. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Diversified Equity, a series of Transamerica Funds, also managed by the sub-adviser. Prior to May 1, 2010, the co-sub-advisory fee for the portfolio was 0.31% of the first $500 million of average daily net assets; 0.275% of average daily net assets over $500 million up to $1.5 billion; and 0.28% of average daily net in excess of $1.5 billion. A portion of the sub-advisory fee was paid to a prior co-manager based on their portion of managed assets as follows: 0.40% of the first $500 million of average daily net assets; 0.375% of average daily net assets over $500 million up to $1.5 billion; and 0.35% of average daily net assets in excess of $1.5 billion.

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6  Fees were paid to the portfolio’s previous sub-adviser. Effective April 9, 2010, the sub-advisory fee for the portfolio is 0.28% of the first $2 billion of average daily net assets; 0.25% of average daily net assets over $2 billion up to $5 billion; and 0.225% of average daily net assets in excess $5 billion. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica WMC Diversified Growth, Transamerica WMC Diversified Growth VP, Transamerica WMC Diversified Growth II VP and the portion of the assets of the Transamerica Partners Large Growth Portfolio that are sub-advised by Wellington Management. Prior to April 9, 2010, the sub-advisory fee for the portfolio was 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion.

7 Fees were paid to the portfolio’s previous sub-adviser. Effective April 9, 2010, the sub-advisory fee for the portfolio is 0.28% of the first $2 billion of average daily net assets; 0.25% of average daily net assets over $2 billion up to $5 billion; and 0.225% of average daily net assets in excess $5 billion. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica WMC Diversified Growth, Transamerica WMC Diversified Growth VP, Transamerica WMC Diversified Growth II VP and the portion of the assets of the Transamerica Partners Large Growth Portfolio that are sub-advised by Wellington Management. Prior to April 9, 2010, the sub-advisory fee for the portfolio was 0.30% of the portfolio’s average daily net assets.

Portfolio Manager(s)

The following portfolios are managed by portfolio manager(s). The SAI provides additional information about the portfolio manager(s)’ compensation, other accounts managed by the portfolio manager(s), and the portfolio manager(s)’ ownership in each portfolio.

Transamerica AEGON High Yield Bond VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Bradley J. Beman, CFA, CPA/2009	Portfolio Manager	AUIM	Senior Vice President, Director – High Yield
Kevin Bakker, CFA/2009	Portfolio Manager	AUIM	High Yield Portfolio Manager
Benjamin D. Miller, CFA/2009	Portfolio Manager	AUIM	High Yield Portfolio Manager

Transamerica Balanced VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Kirk J. Kim/2008	Portfolio Manager (Lead-Equity)	TIM	Principal, Deputy Chief Investment Officer, Portfolio Manager
John D. Lawrence, CFA/2009	Portfolio Manager (Co-Equity)	TIM	Principal, Portfolio Manager
Gary U. Rollé, CFA/1994	Portfolio Manager (Co-Equity)*	TIM	Principal, Managing Director, Chief Executive Officer, Chief Investment Officer
Greg D. Haendel, CFA/2008	Portfolio Manager (Lead-Fixed)	TIM	Principal, Portfolio Manager
Derek S. Brown, CFA/2008	Portfolio Manager (Co-Fixed)	TIM	Principal, Director of Fixed Income, Portfolio Manager
Brian W. Westhoff, CFA/2008	Portfolio Manager (Co-Fixed)	TIM	Principal, Portfolio Manager

* Mr. Rollé will be a co-portfolio manager through June 30, 2010. In July he will no longer have official portfolio management responsibilities, but he will continue in the capacity of advisory consultant until the end of 2010.

Transamerica BlackRock Global Allocation VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Dennis Stattman/2009	Senior Portfolio Manager	BlackRock	Managing Director
Dan Chamby/2009	Associate Portfolio Manager	BlackRock	Managing Director
Romualdo Roldan/2009	Associate Portfolio Manager	BlackRock	Managing Director

Transamerica BlackRock Large Cap Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Robert C. Doll, Jr., CFA/2004	Senior Portfolio Manager	BlackRock	Vice Chairman, Chief Equity Strategist
Daniel Hanson, CFA/2008	Associate Portfolio Manager	BlackRock	Managing Director
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Transamerica BlackRock Tactical Allocation VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Phil Green/2009	Managing Director	BlackRock	Lead Portfolio Manager, Portfolio Co-Manager
Michael Huebsch/2009	Managing Director	BlackRock	Lead Portfolio Manager

Transamerica Clarion Global Real Estate Securities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Steven D. Burton, CFA/2002	Portfolio Manager	Clarion	Managing Director
T. Ritson Ferguson, CFA/2002	Portfolio Manager	Clarion	Chief Investment Officer
Joseph P. Smith, CFA/2002	Portfolio Manager	Clarion	Managing Director

Transamerica Convertible Securities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Kirk J. Kim/2002	Portfolio Manager (Lead)	TIM	Principal, Deputy Chief Investment Officer, Portfolio Manager
Peter O. Lopez/2002	Portfolio Manager (Co)	TIM	Principal, President, Director of Research, Portfolio Manager

Transamerica Diversified Equity VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Edward S. Han/2010	Portfolio Manager (Lead)	TIM	Principal, Portfolio Manager
Gary U. Rollé, CFA/2009	Portfolio Manager (Co)*	TIM	Principal, Managing Director, Chief Executive Officer, Chief Investment Officer
Peter O. Lopez/2009	Portfolio Manager (Co)	TIM	Principal, President, Director of Research, Portfolio Manager

* Mr. Rollé will be a co-portfolio manager through June 30, 2010. In July he will no longer have official portfolio management responsibilities, but he will continue in the capacity of advisory consultant until the end of 2010.

Transamerica Efficient Markets VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2008	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Federated Market Opportunity VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Steven J. Lehman, CFA/1994	Senior Portfolio Manager	Federated	Vice President and Senior Vice President
Dana L. Meissner, CFA/2009	Portfolio Manager	Federated	Vice President and Senior Investment Analyst
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Transamerica Focus VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Edward S. Han/2009	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager
Kirk J. Kim/2009	Portfolio Manager (Co)	TIM	Principal, Deputy Chief Investment Officer, Portfolio Manager
Joshua D. Shaskan, CFA/2009	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager

Transamerica Foxhall Emerging Markets/Pacific Rim VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Foxhall Global Conservative VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Foxhall Global Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Foxhall Global Hard Asset VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Growth Opportunities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Edward S. Han/2005	Portfolio Manager (Lead)	TIM	Principal, Portfolio Manager
John J. Huber, CFA/2005	Portfolio Manager (Lead)	TIM	Principal, Director of Equity
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Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Process and Risk Management, Portfolio Manager

Transamerica Hanlon Balanced VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Hanlon Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Hanlon Growth and Income VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Hanlon Managed Income VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Index 35 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2009	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Index 50 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2008	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Index 75 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2008	Portfolio Manager	AUIM	Senior Vice President and
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Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Senior Portfolio Manager

Transamerica Index 100 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2009	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Jennison Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Michael A. Del Balso/2009	Portfolio Manager	Jennison	Managing Director and Director of Research for Growth Equity
Kathleen A. McCarragher/2000	Portfolio Manager	Jennison	Managing Director and Head of Growth Equity
Spiros “Sig” Segalas/2009	Portfolio Manager	Jennison	Director, President and Chief Investment Officer

Transamerica JPMorgan Core Bond VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Douglas S. Swanson/2007	Portfolio Manager	JPMorgan	Managing Director and Portfolio Manager

Transamerica JPMorgan Enhanced Index VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Terance Chen/1997	Vice President	JPMorgan	Portfolio Manager
Raffaele Zingone/1997	Portfolio Manager	JPMorgan	Portfolio Manager

Transamerica JPMorgan Mid Cap Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jonathan K.L. Simon/2004	Portfolio Manager	JPMorgan	Portfolio Manager and Chief Investment Officer (US Value)
Lawrence Playford, CFA/2004	Portfolio Manager	JPMorgan	Vice President and Research Analyst
Gloria Fu, CFA/2006	Portfolio Manager	JPMorgan	Vice President and Research Analyst

Transamerica MFS International Equity VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Daniel Ling/2009	Portfolio Manager	MFS	Investment Officer, Investment Manager, Lion Capital Management, Singapore
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Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Marcus L. Smith/2006	Portfolio Manager	MFS	Investment Officer

Transamerica Morgan Stanley Active International Allocation VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Ann D. Thivierge/2002	Portfolio Manager	MSIM	Managing Director

Transamerica Morgan Stanley Mid-Cap Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Dennis P. Lynch/2002	Lead Portfolio Manager	VKAM	Managing Director
David S. Cohen/2002	Portfolio Manager	VKAM	Managing Director
Sam G. Chainani/2004	Portfolio Manager	VKAM	Managing Director
Alexander T. Norton/2005	Portfolio Manager	VKAM	Executive Director
Jason C. Yeung/2007	Portfolio Manager	VKAM	Executive Director
Armistead B. Nash/2008	Portfolio Manager	VKAM	Executive Director

Transamerica Multi Managed Large Cap Core VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Dennis P. Lynch/2002	Lead Portfolio Manager	MSIM	Managing Director
David S. Cohen/2002	Portfolio Manager	MSIM	Managing Director
Sam G. Chainani/2004	Portfolio Manager	MSIM	Managing Director
Alexander T. Norton/2005	Portfolio Manager	MSIM	Executive Director
Jason C. Yeung/2007	Portfolio Manager	MSIM	Executive Director
Armistead B. Nash/2008	Portfolio Manager	MSIM	Executive Director
Kevin Holt/2004	Co-Lead Portfolio Manager	MSIM	Managing Director
Jason Leder/2004	Co-Lead Portfolio Manager	MSIM	Managing Director
Devin Armstrong/2007	Portfolio Manager	MSIM	Executive Director
James Warwick/2007	Portfolio Manager	MSIM	Executive Director

Transamerica PIMCO Total Return VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Chris P. Dialynas/2008	Portfolio Manager	PIMCO	Managing Director

Transamerica ProFund UltraBear VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Todd B. Johnson/2009	Lead Portfolio Manager	ProFund Advisors	Chief Investment Officer
Howard S.Rubin/2009	Portfolio Manager	ProFund Advisors	Director, Portfolio Manager
Robert M. Parker/2009	Portfolio Manager	ProFund Advisors	Senior Portfolio Manager
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Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Transamerica Small/Mid Cap Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeffrey J. Hoo, CFA/2008	Portfolio Manager (Lead)	TIM	Principal, Portfolio Manager
Joshua D. Shaskan, CFA/2008	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager
Thomas E. Larkin, III/2008	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager, Senior Securities Analyst

Transamerica T. Rowe Price Small Cap VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sudhir Nanda, CFA/2006	Portfolio Manager	T. Rowe Price	Vice President and Portfolio Chairman

Transamerica Third Avenue Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Curtis R. Jensen/1998	Co-Portfolio Manager	Third Avenue	Co-Chief Investment Officer
Yang Lie/2008	Co-Portfolio Manager	Third Avenue	Director of Research
Kathleen K. Crawford/2007	Assistant Portfolio Manager	Third Avenue	Research Analyst

Transamerica U.S. Government Securities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Derek S. Brown, CFA/2005	Portfolio Manager (Lead)	TIM	Principal, Director of Fixed Income, Portfolio Manager
Greg D. Haendel, CFA/2003	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager

Transamerica WMC Diversified Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul E. Marrkand, CFA/2010	Portfolio Manager	Wellington Management	Senior Vice President and Equity Portfolio Manager

Transamerica WMC Diversified Growth II VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul E. Marrkand, CFA/2010	Portfolio Manager	Wellington Management	Senior Vice President and Equity Portfolio Manager
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Disclosure of Portfolio Holdings: A detailed description of the portfolios' policies and procedures with respect to the disclosure of the portfolios' securities is available in the SAI. The portfolios publish all holdings on the website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

Prior Performance for Similar Accounts

Wellington Management - Transamerica WMC Diversified Growth VP and Transamerica WMC Diversified Growth II VP (the “WMC Portfolios”). The performance information shown below represents a composite of the prior performance of certain discretionary accounts (the “Other Accounts”) managed by Wellington Management with substantially similar investment objectives, policies and strategies as the WMC Portfolios. Wellington Management has prepared the historical performance shown for the composite in compliance with the Global Investment Performance Standards. This methodology differs from the guidelines of the Securities and Exchange Commission for calculating performance of mutual funds.

The WMC Portfolios’ actual performance may vary significantly from the past performance of the composite. Differences in asset size and cash flows may result in different security selections, differences in relative weightings of securities or differences in prices paid for particular portfolio holdings. In addition, the Other Accounts were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite.

The composite performance presented below is shown on both a gross and net basis. The net performance results have been adjusted to reflect the operating expenses of Initial and Service Class shares of Transamerica WMC Diversified Growth VP.

The composite performance is not that of the WMC Portfolios, should not be interpreted as indicative of the WMC Portfolios’ future performance, and should not be considered a substitute for the WMC Portfolios’ performance.

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Year-by-Year Total Return as of 12/31 each year (%)

The composite performance in the bar chart below is shown on a gross basis and net of the operating expenses of Transamerica WMC Diversified Growth VP Initial Class shares.

The composite performance in the bar chart below is shown on a gross basis and net of the operating expenses of Transamerica WMC Diversified Growth VP Service Class shares.

Average Annual Total Returns for the period ended 12/31/09

	1 year	5 years	10 years
Wellington Management Diversified Growth Composite (gross of expenses)	38.91%	4.34%	1.13%
Wellington Management Diversified Growth Composite (net of expenses of Transamerica WMC Diversified Growth VP Initial Class shares)	37.84%	3.52%	0.34%
Wellington Management Diversified Growth Composite (net of expenses of Transamerica WMC Diversified Growth VP Service Class shares)	37.51%	3.26%	0.09%
Russell 1000® Growth Index	37.21%	1.63%	-3.99%
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OTHER INFORMATION

Share Classes

TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2011. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

Purchase and Redemption of Shares

Shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York and Monumental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (“NAV”) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust’s distributor (or other agent) of a purchase order or receipt of a redemption request.

Valuation of Shares

The NAV of all portfolios is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Purchase orders for shares of the TST asset allocation portfolios that are received in good order and accepted before the close of business on the NYSE receive the NAV determined as of the close of the NYSE that day. For direct purchases, corresponding orders for shares of the underlying constituent portfolios are priced on the same day that orders for shares of the asset allocation portfolios are received and accepted. For purchases of shares of the TST asset allocation portfolios through the National Securities Clearing Corporation (“NSCC”), orders for shares of the underlying constituent portfolios will be placed after the receipt and acceptance of the settled purchase order for shares of the asset allocation portfolios.

How NAV Is Calculated

The NAV of each portfolio (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios’ securities for the purposes of determining the portfolios’ NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may

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be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that the portfolio uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end portfolios (other than ETF shares) are generally valued at the net asset value per share reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the portfolios’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV per share.

Market Timing/Excessive Trading

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. As money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares may disrupt portfolio management, hurt portfolio performance and drive portfolio expenses higher. For example, a portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.

Transamerica Series Trust’s Board of Trustees has approved policies and procedures that are designed to discourage market timing or excessive trading which include limitations on the number of transactions in portfolio shares. If you intend to engage in such practices, we request that you do not purchase shares of any of the portfolios. Each portfolio reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the portfolio reasonably believes to be in connection with market timing or excessive trading.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios’ policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it

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reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a “contract owner”) or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and excessive short-term trading, the portfolios cannot always recognize or detect such trading. The Trust’s distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries’ ability to deter such activity may be limited by operational and information systems. Due to the risk that the portfolios and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an asset allocation portfolio in furtherance of a portfolio’s objective are not considered to be market timing or disruptive trading.

Investment Policy Changes

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name will provide its shareholders with at least 60 days’ prior written notice before making changes to such policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.

Unless expressly designated as fundamental, all policies and procedures of the portfolios, including their investment objectives, may be changed at any time by the Board of Trustees without shareholder approval. The investment strategies employed by a portfolio may also be changed without shareholder approval.

To the extent authorized by law, Transamerica Series Trust and each of the portfolios reserve the right to discontinue offering shares at any time, to merge or liquidate a class of shares or to cease operations entirely.

Asset Allocation Funds

The asset allocation portfolios, Transamerica Asset Allocation – Conservative VP, Transamerica Asset Allocation – Growth VP, Transamerica Asset Allocation – Moderate Growth VP, Transamerica Asset Allocation – Moderate VP and Transamerica International Moderate Growth VP, as well as Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Multi-Manager International Portfolio and Transamerica Multi-Manager Alternative Strategies Portfolio, each separate series of Transamerica Funds, may own a significant portion of the shares of a TST portfolio. Transactions by the asset allocation portfolios may be disruptive to the management of an underlying portfolio.

Dividends and Distributions

Each portfolio intends to distribute annually substantially all of its net investment income, if any. Dividends of Transamerica Money Market VP are declared daily and distributed monthly. Capital gain distributions are typically declared and distributed annually, if any. Dividends and distributions are paid on the business day following the ex-dividend date, and will be reinvested in additional shares unless you elect to take your dividends in cash. Distributions of short-term capital gains are included as distributions of net investment income.

Taxes

Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify for each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). As a regulated investment company, a portfolio generally will not be subject to federal income tax on the taxable income that it distributes. Taxable income consists generally of net investment income and any capital gains. It is each portfolio’s intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance policies and annuity contracts. Certain separate accounts are required to meet diversification requirements under Section 817(h) of the Code and the regulations thereunder in order for insurance policies and annuity contracts funded by those separate accounts to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and is

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owned only by separate accounts and certain other qualified investors (including the asset allocation portfolios offered in this prospectus if they are owned only by separate accounts and certain other qualified investors), the separate accounts invested in that portfolio will be allowed to look through to the portfolio’s investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirements under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the insurance policies and annuity contracts invested in that portfolio could become currently taxable to the owners of the policies and contracts, and income for prior periods with respect to the policies and contracts could also be taxable in the year in which that failure occurs.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see “Federal Income Tax Considerations” included in the respective prospectuses for the policies and contracts.

Distribution and Service Plans

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (“TCI”), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class and up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2011. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

Other Distribution and Service Arrangements

The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York and Monumental Life Insurance Company (together, the “Transamerica Insurance Companies”), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of Western Reserve and is affiliated with the other Transamerica Insurance Companies, and TAM’s business profits (from managing the portfolios) may directly benefit Western Reserve and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios’ shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies, TCI, and/or other portfolio sub-advisers, directly or through TCI, out of their past profits and other available sources, provide cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries as a means to promote the distribution and wholesaling of variable contracts (and thus, indirectly, the portfolios’ shares). In certain cases, these payments may be significant. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial and may be substantial to any given recipient. Revenue sharing arrangements are separately negotiated. Revenue sharing is not an expense of the portfolios, is not reflected in the fees and expenses sections of this prospectus and does not change the price paid by investors for the purchase of a portfolio’s shares or the amount received by an investor as proceeds from the redemption of portfolio shares. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

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Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit TAM, TCI and their affiliates to the extent the payments result in more assets being invested in the portfolios on which fees are being charged.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentives for the insurers and other financial intermediaries to make the TST portfolios’ shares available to current or prospective variable contract owners to the detriment of other potential investment options.

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LIST AND DESCRIPTION OF CERTAIN UNDERLYING PORTFOLIOS

This section lists and describes the underlying portfolios in which some or all of the asset allocation portfolios may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Further information about certain underlying portfolios of TST and certain underlying funds of Transamerica Funds is contained in those underlying funds’/portfolios’ prospectuses, available at www.transamericafunds.com.

TST UNDERLYING PORTFOLIOS:

Fund Name	Transamerica Asset Allocation – Conservative VP	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica AEGON High Yield Bond VP	X		X	X
Transamerica Balanced VP	X	X	X	X
Transamerica BlackRock Large Cap Value VP	X	X	X	X		X
Transamerica Clarion Global Real Estate Securities VP	X	X	X	X	X
Transamerica Convertible Securities VP	X	X	X	X		X
Transamerica Diversified Equity VP	X	X	X	X		X
Transamerica Federated Market Opportunity VP	X	X	X	X	X
Transamerica Focus VP	X	X	X	X
Transamerica Growth Opportunities VP	X	X	X	X		X
Transamerica Jennison Growth VP	X	X	X	X		X
Transamerica JPMorgan Core Bond VP	X		X	X	X	X
Transamerica JPMorgan Enhanced Index VP	X	X	X	X		X
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Fund Name	Transamerica Asset Allocation – Conservative VP	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica JPMorgan Mid Cap Value VP	X	X	X	X		X
Transamerica MFS International Equity VP						X
Transamerica Money Market VP	X	X	X	X	X	X
Transamerica Morgan Stanley Active International Allocation VP	X	X	X	X	X
Transamerica Morgan Stanley Mid-Cap Growth VP						X
Transamerica Multi Managed Large Cap Core VP	X	X	X	X
Transamerica PIMCO Total Return VP	X		X	X	X	X
Transamerica Small/Mid Cap Value VP	X	X	X	X
Transamerica T. Rowe Price Small Cap VP	X	X	X	X
Transamerica Third Avenue Value VP						X
Transamerica U.S. Government Securities VP	X		X	X	X	X
Transamerica WMC Diversified Growth VP	X	X	X	X		X

• Transamerica AEGON High Yield Bond VP seeks a high level of current income by investing in high-yield debt securities. The portfolio invests at least 80% of its net assets in a portfolio of high-yield/high-risk bonds (commonly known as “junk bonds”). These junk bonds are high risk debt securities rated in medium or lower categories. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; credit; fixed-income securities; high-yield debt securities; increase in expenses; liquidity; market; portfolio selection; and valuation.

• Transamerica Balanced VP seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by

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companies of all sizes. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; credit; currency; derivatives; fixed-income securities; foreign securities; growth stocks; high-yield debt securities; increase in expenses; liquidity; market; mortgage-related securities; portfolio selection; small- or medium-sized companies; stocks; and valuation.

• Transamerica BlackRock Large Cap Value VP seeks long-term capital growth by investing primarily in equity securities of large cap companies. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies that, at the time of purchase, have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Value Index. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; fixed-income securities; foreign securities; increase in expenses; liquidity; market; portfolio selection; preferred stock; stocks; value investing; and U.S. government agency obligations.

• Transamerica Clarion Global Real Estate Securities VP seeks long-term total return from investments primarily in equity securities of real estate companies. The portfolio’s portfolio will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; fixed-income securities; foreign securities; increase in expenses; market; mortgage-related securities; non-diversification; portfolio selection; portfolio turnover; real estate securities; REITs; small- or medium-sized companies; and stocks.

• Transamerica Convertible Securities VP seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. The principal risks of investing in this underlying portfolio are: active trading; cash management and defensive investing; convertible securities; currency; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; portfolio selection; repurchase agreements; and stocks.

• Transamerica Diversified Equity VP seeks to maximize capital appreciation by investing at least 80% of its assets in equity securities. The portfolio’s sub-adviser uses a “bottom-up” approach to investing, and constructs the portfolio one company at a time. The portfolio may invest in securities of all sizes; generally, however, the portfolio invests in securities of companies whose market capitalization is greater than $500 million. The portfolio may also invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; focused investing; foreign securities; growth stocks; increase in expenses; market; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica Federated Market Opportunity VP seeks absolute (positive) returns with low correlation to the U.S. equity market by investing, under normal conditions, in domestic and foreign securities that the fund’s sub-adviser deems to be undervalued or out-of-favor. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; commodities; convertible securities; country, sector or industry focus; currency; currency hedging; derivatives; emerging markets; exchange-traded funds; fixed-income securities; foreign securities; high-yield debt securities; hybrid instruments; increase in expenses; investment companies; leveraging; liquidity; market; portfolio selection; portfolio turnover; REITs; short sales; stocks; tax; and value investing.

• Transamerica Focus VP seeks to maximize long-term growth by investing primarily in domestic equity securities that, in the portfolio’s sub-adviser’s opinion, are trading at a material discount to intrinsic value. The portfolio will generally invest in domestic equity securities of any size. The portfolio may also invest up to  10% of its assets in short sale positions. The portfolio may invest up to 20% of its assets in convertible and non-convertible high-yield, debt securities rated below investment grade. The portfolio’s sub-adviser uses a “bottom-up” approach to investing, and constructs the portfolio’s portfolio one company at a time. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; derivatives; fixed-income securities; focused investing; foreign securities; high-yield debt securities; increase in expenses; market; non-diversification; portfolio selection; short sales; small- or medium-sized companies; stocks; and value investing.

• Transamerica Growth Opportunities VP seeks to maximize long-term growth by generally investing at least 65% of the portfolio’s assets in a portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; derivatives; fixed-income

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securities; foreign securities; growth stocks; increase in expenses; market; portfolio selection; preferred stock; small- or medium-sized companies; stocks; and warrants and rights.

• Transamerica Jennison Growth VP seeks long-term growth of capital by investing at least 65% of its total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts of U.S. companies with market capitalizations of at least $1 billion that the sub-adviser believes have above-average prospects for growth. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; foreign securities; growth stocks; increase in expenses; market; medium-sized companies; portfolio selection; preferred stock; stocks; and warrants and rights.

• Transamerica JPMorgan Core Bond VP seeks total return, consisting of current income and capital appreciation by investing at least 80% of its assets in U.S. government securities, medium- to high-quality corporate bonds, mortgage-backed securities and asset-backed securities and commercial mortgage-backed securities. The principal risks of investing in this underlying portfolio are: asset-backed securities; cash management and defensive investing; credit; currency; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; mortgage-related securities; portfolio selection; and valuation.

• Transamerica JPMorgan Enhanced Index VP seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Index. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; fixed-income securities; foreign securities; growth stocks; increase in expenses; market; medium-sized companies; portfolio selection; repurchase agreements; stocks; U.S. government agency obligations; and value investing.

• Transamerica JPMorgan Mid Cap Value VP seeks growth from capital appreciation by investing at least 80% of net assets, under normal conditions, in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the fund’s sub-adviser believes to be undervalued. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; derivatives; foreign securities; increase in expenses; market; medium-sized companies; portfolio selection; preferred stock; REITs, stocks; and value investing.

• Transamerica MFS International Equity VP seeks capital growth by investing primarily in equity securities of foreign companies, including emerging markets securities. Under normal market conditions, at least 80% of the portfolio’s net assets are invested in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, potentially including emerging markets. The portfolio may invest a relatively large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. The portfolio may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying portfolio are: active trading; cash management and defensive investing; convertible securities; currency; derivatives; emerging markets; foreign securities; geographic; growth stocks; increase in expenses; leveraging; liquidity; market; portfolio selection; preferred stock; small- or medium-sized companies; stocks; and value investing.

• Transamerica Money Market VP seeks to obtain maximum current income from money market securities consistent with liquidity and preservation of principal by investing substantially all of the portfolio’s assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: bank obligations; credit; fixed-income securities; foreign securities; increase in expenses; interest rate; market; redemption; repurchase agreements; U.S. government agency obligations; and yield.

• Transamerica Morgan Stanley Active International Allocation VP seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; emerging markets; foreign securities; increase in expenses; liquidity; market; portfolio selection; real estate securities; REITs; and stocks.

• Transamerica Morgan Stanley Mid-Cap Growth VP seeks capital appreciation by investing, under normal circumstances, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The portfolio may also invest in common stocks and other equity securities of small-and large- cap companies, as well as preferred stocks, convertible

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securities, rights and warrants and debt securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; investing aggressively; market; portfolio selection; preferred stock; REITs; small- or medium-sized companies; stocks; and warrants and rights.

• Transamerica Multi Managed Large Cap Core VP seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio’s assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: currency; derivatives; emerging markets; foreign securities; growth stocks; market; REITs; stocks; and value investing.

• Transamerica PIMCO Total Return VP seeks maximum total return consistent with preservation of capital and prudent investment management by investing principally in fixed-income securities of varying maturities. The fund may invest its assets in derivative instruments. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; credit; currency; currency hedging; derivatives, emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; leveraging; liquidity; market; mortgage-related securities; portfolio selection; preferred stock; prepayment or call; repurchase agreements; Rule 144A securities; sovereign debt; stocks; U.S. government agency obligations; and valuation.

• Transamerica Small/Mid Cap Value VP seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; emerging markets; foreign securities; increase in expenses; market; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica T. Rowe Price Small Cap VP seeks long-term growth of capital by investing primarily in common stocks of small growth companies. This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute more than 50% of assets. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; exchange-traded funds; foreign securities; growth stocks; liquidity; market; portfolio selection; smaller companies; and stocks.

• Transamerica U.S. Government Securities VP seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; country sector or industry focus; derivatives; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; market; mortgage-related securities; portfolio selection; U.S. government agency obligations; and zero coupon bonds.

• Transamerica WMC Diversified Growth VP seeks to maximize long-term growth by investing, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth- oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria. Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; fixed-income securities; focused investing; foreign securities; growth stocks; increase in expenses; market; portfolio selection; small-or medium sized companies; and stocks.

The portfolios may invest their assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolios may do so without limit. Although the underlying portfolios will do this only in seeking to avoid losses, the underlying portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolios have any uninvested cash, the portfolios would also be subject to risk with respect to the depository institution holding the cash.

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TRANSAMERICA UNDERLYING FUNDS:

Fund Name	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Conservative VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica AllianceBernstein International Value	X	X	X	X	X	X
Transamerica BlackRock Global Allocation	X	X	X	X	X	X
Transamerica BlackRock Natural Resources	X
Transamerica BNY Mellon Market Neutral Strategy	X
Transamerica First Quadrant Global Macro	X
Transamerica Flexible Income		X	X	X	X	X
Transamerica Jennison Growth	X	X	X	X
Transamerica JPMorgan International Bond		X	X	X	X	X
Transamerica Loomis Sayles Bond		X	X	X	X	X
Transamerica MFS International Equity	X	X	X	X	X
Transamerica Neuberger Berman International	X	X	X	X	X	X
Transamerica Oppenheimer Developing Markets	X	X	X	X	X
Transamerica Oppenheimer Small- & Mid-Cap Value	X	X	X	X
Transamerica PIMCO Real Return TIPS		X	X	X	X	X
Transamerica Schroders International Small Cap	X	X	X	X	X
Transamerica Short-Term Bond		X	X	X	X	X
Transamerica Third Avenue Value	X	X	X	X
Transamerica Thornburg International Value	X	X	X	X	X	X
Transamerica UBS Large Cap Value	X	X	X	X		X
Transamerica Van Kampen Emerging Markets Debt		X	X	X
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Fund Name	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Conservative VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica Van Kampen Mid-Cap Growth	X	X	X	X	X
Transamerica Van Kampen Small Company Growth	X	X	X	X
Transamerica WMC Emerging Markets	X	X	X	X	X

• Transamerica AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from a variety of industries and developed countries. The fund primarily invests in issuers that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The principal risks of investing in this underlying fund are: convertible securities; currency; currency hedging; defensive investing; derivatives; foreign securities; increase in expenses; leveraging; liquidity; market; portfolio selection; repurchase agreements; securities lending; short sales; stocks; value investing; and warrants and rights.

• Transamerica BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: commodities; convertible securities; credit; currency; currency hedging; defensive investing; derivatives; distressed securities; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; liquidity; loans; market; portfolio selection; precious metals-related securities; preferred stock; prepayment or call; real estate securities; securities lending; short sales; small- or medium-sized companies; sovereign debt; stocks; tax; and warrants and rights.

• Transamerica BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders’ capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its net assets in equity securities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The principal risks of investing in this underlying fund are: defensive investing; derivatives; emerging markets; equity securities; foreign securities; increase in expenses; market and selection; mid-cap securities; natural resource-related securities; non-diversification; portfolio selection; precious metals-related securities; sector; and tax.

• Transamerica BNY Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market-neutral strategy and investing, under normal circumstances, at least 80% of the fund’s assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: currency; defensive investing; derivatives; foreign securities; increase in expenses; leveraging; market; portfolio selection; portfolio turnover; short sales; small- or medium-sized companies; and stocks.

• Transamerica First Quadrant Global Macro seeks to achieve total return from investments in the global equity, fixed-income, and currency markets, independent of market direction. The fund seeks to generate returns through risk-controlled exposure, long and short, to global equity, fixed-income, and currency markets through a wide range of derivative instruments and direct investments. The fund typically will make extensive use of derivative instruments, including futures contracts on global equity and fixed-income securities and security indices, options on futures contracts and equity indices, securities and security indices, swap contracts and forward contracts. The fund may also invest directly in global equity securities (including exchange traded funds (“ETFs”) and common and preferred stock of U.S. and non-U.S. companies) and fixed-income securities (including U.S. and non-U.S. corporate bonds and debt securities guaranteed by U.S. and non-

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U.S. governments, their agencies or instrumentalities or supranational organizations). The principal risks of investing in this underlying fund are: active trading; convertible securities; country, sector or industry focus; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; high-yield debt securities; increase in expenses; leveraging; liquidity; market; non-diversification; portfolio selection; preferred stock; prepayment or call; short sales; small- or medium-sized companies; stocks; U.S. government agency obligations; and value investing.

• Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as a secondary objective by generally investing at least 80% of its net-assets in a broad range of fixed-income securities. The fund may also invest in derivatives and equity securities. The principal risks of investing in this underlying fund are: active trading; convertible securities; credit; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; liquidity; loans; market; mortgage-related securities; portfolio selection; preferred stock; stocks; structured instruments; valuation; and warrants and rights.

• Transamerica JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund’s net assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; increase in expenses; liquidity; market; non-diversification; and portfolio selection.

• Transamerica Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing fund assets principally in fixed-income securities. The fund normally invests at least 80% of its net assets primarily in investment-grade, fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities (“junk bonds”) and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: bank obligations; convertible securities; credit; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; leveraging; liquidity; market; mortgage-related securities; portfolio selection; preferred stock; REITs; repurchase agreements; Rule 144A securities; stocks; structured instruments; and valuation.

• Transamerica MFS International Equity seeks capital growth by investing primarily in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets. The fund may invest a relatively large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. The fund may invest its assets in the stocks of companies its sub-adviser believes to have above-average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying fund are: active trading; convertible securities; currency; defensive investing; derivatives; emerging markets; foreign securities; geographic; growth stocks; increase in expenses; leveraging; liquidity; market; portfolio selection; preferred stock; small- or medium-sized companies; stocks; and value investing.

• Transamerica Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund’s sub-adviser looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; foreign securities; growth stocks; increase in expenses; leveraging; liquidity; market; portfolio selection; securities lending; small- or medium-sized companies; stocks; and value investing.

• Transamerica Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in equity securities of issuers that are economically tied to one or more emerging markets countries. In selecting securities, the fund’s sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: convertible securities; country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; liquidity; market; portfolio selection; portfolio turnover; preferred stock; small- or medium-sized companies; stocks; and warrants and rights.

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• Transamerica Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small-cap and mid-cap domestic and foreign issuers. The fund’s sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: convertible securities; currency; currency hedging; defensive investing; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; portfolio selection; portfolio turnover; preferred stock; small- or medium-sized companies; stocks; and value investing.

• Transamerica PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Protected Securities (or “TIPS”). The fund’s subadviser invests, under normal circumstances, at least 80% of the fund’s net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: CPIU measurement; credit; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; interest rate; leveraging; liquidity; market; mortgage-related securities; non-diversification; portfolio selection; portfolio turnover; preferred stock; prepayment or call; repurchase agreements; Rule 144A securities; sovereign debt; stocks; U.S. government agency obligation; and valuation.

• Transamerica Schroders International Small Cap seeks to provide long-term capital appreciation by investing primarily in the equity securities of smaller companies located outside the U.S. The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including the company’s potential for long-term growth, financial condition, quality of management and sensitivity to cyclical factors, as well as the relative value of the company’s securities compared to the market as a whole. The principal risks of investing in this underlying fund are: country/regional; currency; defensive investing, derivatives; emerging markets; foreign securities; growth stocks; increase in expenses; investment style; liquidity; market; portfolio selection; smaller companies; and stocks.

• Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, mortgage-backed securities, and asset-backed securities. Normally, the fund will invest at least 80% of its net assets in fixed-income securities. The principal risks of investing in this underlying fund are: bank obligations; credit; defensive investing; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; mortgage-related securities; portfolio selection; U.S. government agency obligations; valuation; and yield fluctuation.

• Transamerica Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks of U.S. and non-U.S. issuers. The fund invests in companies regardless of market capitalization, with the mix of its investments at any time depending on the industries and types of securities its sub-adviser believes represent the best values consistent with the fund’s strategies and restrictions. The principal risks of investing in this underlying fund are: currency; defensive investing, fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; market; non-diversification; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica Thornburg International Value seeks long-term capital appreciation by investing, under normal circumstances, at least 75% of its assets in foreign securities of issuers that are located in a number of countries throughout the world. The fund may invest in emerging markets. The fund may invest in companies of any size, but invests primarily in the large and middle range of public company market capitalizations. The principal risks of investing in this underlying fund are: currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; increase in expenses; market; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund’s sub-adviser focuses on, among other things, identifying discrepancies between a security’s fundamental value and its market price. The principal risks of investing in this underlying fund are: convertible securities; defensive investing; derivatives; increase in expenses; investment companies; market; portfolio selection; preferred stock; stocks; value investing; and warrants and rights.

• Transamerica Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging markets countries. Under normal circumstances, at least 80% of the fund’s net assets will be invested in debt securities of issuers located in emerging markets countries. The principal risks of investing in this underlying fund are: credit; currency;

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currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; increase in expenses; liquidity; market; non-diversification; portfolio selection; sovereign debt; and valuation.

• Transamerica Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal circumstances, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The fund may also invest in common stocks and other equity securities of small- and large-cap companies, as well as preferred stocks, convertible securities, rights and warrants and debt securities. The principal risks of investing in this underlying fund are: convertible securities; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; investing aggressively; market; portfolio selection; preferred stock; REITs; small- or medium-sized companies; stocks; and warrants and rights.

• Transamerica Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies. Under normal circumstances, at least 80% of the fund’s net assets will be invested in such securities. The principal risks of investing in this underlying fund are: convertible securities; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; market; portfolio selection; REITs; smaller companies; and stocks.

• Transamerica WMC Emerging Markets seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in equity securities of companies that conduct their principal business activities in emerging markets, are organized under the laws of or maintain their principal place of business in emerging markets, or whose securities are traded principally on exchanges in emerging markets. The fund’s sub-adviser considers emerging markets to be markets with rapidly growing economies. The principal risks of investing in this underlying fund are: convertible securities; country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; IPOs; liquidity; market; portfolio selection; portfolio turnover; preferred stock; small- or medium-sized companies; stocks; and warrants and rights.

The funds may invest their assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the funds may do so without limit. Although the underlying funds will do this only in seeking to avoid losses, the underlying funds may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the funds have any uninvested cash, the funds would also be subject to risk with respect to the depository institution holding the cash.

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LIST AND DESCRIPTION OF CERTAIN UNDERLYING ETFS AND
INSTITUTIONAL MUTUAL FUNDS

This section lists and describes the underlying ETFs and institutional mutual funds in which certain of the portfolios may invest. This section summarizes their respective investment objectives and principal investment strategies and risks.

UNDERLYING ETFs AND INSTITUTIONAL MUTUAL FUNDS:

Fund Name	Transamerica Index 35 VP	Transamerica Index 50 VP	Transamerica Index 75 VP	Transamerica Index 100 VP	Transamerica Efficient Markets VP
Vanguard Emerging Markets ETF	X	X	X	X
Vanguard Europe Pacific ETF	X	X	X	X
Vanguard European ETF	X	X	X	X
Vanguard Extended Market ETF	X	X	X	X
Vanguard FTSE All-World ex-US ETF	X	X	X	X
Vanguard Growth ETF	X	X	X	X
Vanguard Intermediate-Term Bond ETF	X	X	X		X
Vanguard Intermediate-Term Corporate Bond ETF	X	X	X		X
Vanguard Intermediate-Term Government Bond ETF	X	X	X		X
Vanguard Large-Cap ETF	X	X	X	X
Vanguard Long-Term Bond ETF	X	X	X		X
Vanguard Long-Term Corporate Bond ETF	X	X	X		X
Vanguard Long-Term Government Bond ETF	X	X	X		X
Vanguard Mega Cap 300 ETF	X	X	X	X
Vanguard Mega Cap 300 Growth ETF		X	X
Vanguard Mega Cap 300 Value ETF		X	X
Vanguard Mid-Cap ETF	X	X	X	X
Vanguard Mid-Cap Growth ETF		X	X
Vanguard Mid-Cap Value ETF		X	X
Vanguard Mortgage-Backed Securities ETF	X	X	X		X
Vanguard Pacific ETF	X	X	X	X
Vanguard Short-Term Bond ETF	X	X	X		X
Vanguard Short-Term Corporate Bond ETF	X	X	X		X
Vanguard Short-Term Government Bond ETF	X	X	X		X
Vanguard Small-Cap ETF	X	X	X	X
Vanguard Small-Cap Growth ETF		X	X
Vanguard Small-Cap Value ETF		X	X
Vanguard Total Bond Market ETF	X	X	X		X
Vanguard Total Stock Market ETF	X	X	X	X
Vanguard Total World Stock ETF	X	X	X	X
Vanguard Value ETF	X	X	X	X
DFA International Small Cap Value Portfolio					X
DFA International Value Portfolio					X
Emerging Markets Value Portfolio					X
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Fund Name	Transamerica Index 35 VP	Transamerica Index 50 VP	Transamerica Index 75 VP	Transamerica Index 100 VP	Transamerica Efficient Markets VP
Large Cap International Portfolio					X
U.S. Large Company Portfolio					X
U.S. Targeted Value Portfolio					X

VANGUARD UNDERLYING ETFS:

• Vanguard® Emerging Markets ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries. The ETF employs a “passive management” — or indexing —investment approach by investing substantially all (normally about 95%) of its assets in the common stocks included in the MSCI® Emerging Markets Index, while employing a form of sampling to reduce risk. The MSCI Emerging Markets Index includes approximately 748 common stocks of companies located in emerging markets around the world. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk, emerging markets risk, currency risk and index sampling risk.

• Vanguard® Europe Pacific ETF seeks to provide a tax-efficient investment return consisting of long-term capital appreciation. The ETF purchases stocks included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI® EAFE®) Index, which is made up of approximately 989 common stocks of companies located in 21 countries in Europe, Australia, Asia and the Far East. The ETF uses statistical methods to “sample” the Index, aiming to closely track its investment performance while limiting investments in Index securities that have undesirable tax characteristics in an attempt to minimize taxable income distributions. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

• Vanguard® European ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe. The ETF employs a “passive management” — or indexing —investment approach by investing all, or substantially all, of its assets in the common stocks included in the Morgan Stanley Capital International (MSCI®) Europe Index. The MSCI Europe Index is made up of approximately 467 common stocks of companies located in 16 European countries — mostly companies in the United Kingdom, France, Germany, and Switzerland. Other countries represented in the Index include Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain and Sweden. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

• Vanguard® Extended Market ETF seeks to track the performance of a benchmark index that measures the investment return of small-and mid-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Standard & Poor’s Completion Index, a broadly diversified index of stocks of small and medium-size U.S. companies. The ETF invests all, or substantially all, of its assets in stocks of its target index, with nearly 80% of it assets invested in 1,200 stocks in its target index (covering nearly 80% of the Index’s total market capitalization), and the rest of its assets in a representative sample of the remaining stocks. The primary risks of investing in this underlying ETF are stock market risk, investment style risk and index sampling risk.

• Vanguard® FTSE All-World ex-US ETF seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets outside the U.S. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the FTSE® All-World ex-US Index, a free-float-adjusted, market-capitalization-weighted index designed to measure equity market performance of international markets. The Index includes approximately 2,140 stocks of companies located in 46 countries, including both developed and emerging markets. The ETF attempts to replicate its target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk, emerging markets risk and currency risk.

• Vanguard® Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Prime Market Growth Index, a broadly diversified index predominantly made up of growth stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or

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substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risks.

• Vanguard® Intermediate-Term Bond ETF seeks to track the performance of a market-weighted bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. 5-10 Year Government/Credit Bond Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 5 and 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

• Vanguard® Intermediate-Term Corporate Bond ETF seeks to track the performance of a market-weighted corporate bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 5-10 Year Corporate Index. This Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 5 and 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 7.9 years. The primary risks of investing in this underlying ETF are: interest rate risk, credit risk, income risk and index sampling risk.

• Vanguard® Intermediate-Term Government Bond ETF seeks to track the performance of a market-weighted government bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 3-10 Year Government Float Adjusted Index. This Index includes fixed-income securities issued by the U.S. Treasury (not including inflation-protected bonds) and U.S. government agencies and instrumentalities, as well as corporate or dollar-denominated foreign debt guaranteed by the U.S. government, with maturities between 3 and 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 5.9 years. The primary risks of investing in this underlying ETF are: income risk, interest rate risk and credit risk.

• Vanguard® Large-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Prime Market 750 Index, a broadly diversified index predominantly made up of stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Long-Term Bond ETF seeks to track the performance of a market-weighted bond index with a long-term dollar-weighted average maturity. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. Long Government/Credit Bond Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of greater than 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 15 and 30 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

• Vanguard® Long-Term Corporate Bond ETF seeks to track the performance of a market-weighted corporate bond index with a long-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. Long Corporate Index. This Index includes U.S.

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dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities greater than 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 24.7 years. The primary risks of investing in this underlying ETF are: interest rate risk, credit risk, income risk and index sampling risk.

• Vanguard® Long-Term Government Bond ETF seeks to track the performance of a market-weighted government bond index with a long-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. Long Government Float Adjusted Index. This Index includes fixed-income securities issued by the U.S. Treasury (not including inflation-protected bonds) and U.S. government agencies and instrumentalities, as well as corporate or dollar-denominated foreign debt guaranteed by the U.S. government, with maturities greater than 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 19.0 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

• Vanguard® Mega Cap 300 ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the U.S. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Morgan Stanley Capital International® (MSCI®) US Large Cap 300 Index, a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mega Cap 300 Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI US Large-Cap Growth Index, which represents the value of companies of the MSCI US Large-Cap 300 Index. The index is a, free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization growth stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mega Cap 300 Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI US Large-Cap Value Index, which represents the value of companies of the MSCI US Large-Cap 300 Index. The index is a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization value stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mid-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mid-Cap Growth ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization growth stocks. The ETF employs a “passive management” —or indexing — investment approach designed to track the performance of the MSCI US Mid Cap Growth Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

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• Vanguard® Mid-Cap Value ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization value stocks. The ETF employs a “passive management” —or indexing — investment approach designed to track the performance of the MSCI US Mid Cap Value Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mortgage-Backed Securities ETF seeks to track the performance of a market-weighted mortgage-backed securities index. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. MBS Float Adjusted Index. This Index covers U.S. agency mortgage-backed pass-through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). To be included in the Index, pool aggregates must have at least $250 million currently outstanding and a weighted average maturity of at least 1 year. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 5.76 years. The primary risks of investing in this underlying ETF are: prepayment risk, interest rate risk, credit risk, income risk and index sampling risk.

• Vanguard® Pacific ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of the Pacific region. The ETF employs a “passive management” — or indexing — investment approach by investing all, or substantially all, of its assets in the common stocks included in the MSCI® Pacific Index. The MSCI Pacific Index consists of approximately 494 common stocks of companies located Japan, Australia, Hong Kong, Singapore, and New Zealand. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

• Vanguard® Short-Term Bond ETF seeks to track the performance of a market-weighted bond index with a short-term dollar-weighted average maturity. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. 1-5 Year Government/Credit Bond Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 1 and 5 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF’s maintains a dollar-weighted average maturity consistent with that of the Index, which generally does not exceed 3 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, index sampling risk and credit risk.

• Vanguard® Short-Term Corporate Bond ETF seeks to track the performance of a market-weighted corporate bond index with a short-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 1-5 Year Corporate Index. This Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 1 and 5 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 3.1 years. The primary risks of investing in this underlying ETF are: income risk, credit risk, interest rate risk, and index sampling risk.

• Vanguard® Short-Term Government Bond ETF seeks to track the performance of a market-weighted government bond index with a short-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 1-3 Year Government Float Adjusted Index. This Index includes fixed-income securities issued by the U.S. Treasury (not including inflation-protected securities) and U.S. government agencies and instrumentalities, as well as corporate or dollar-denominated foreign debt guaranteed by the U.S. government, all with maturities between 1 and 3 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 1.9 years. The primary risks of investing in this underlying ETF are: income risk, interest rate risk, credit risk and index sampling risk.

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• Vanguard® Small-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Small Cap 1750 Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Small-Cap Growth ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI US Small Cap Growth Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Small-Cap Value ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The ETF employs a “passive management” —indexing — investment approach designed to track the performance of the MSCI US Small Cap Value Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Total Bond Market ETF seeks to track the performance of a broad, market-weighted bond index. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. Aggregate Bond Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the U.S., including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year. The ETF invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years. The primary risks of investing in this underlying ETF are interest rate risk, income risk, credit risk, call risk and index sampling risk.

• Vanguard® Total Stock Market ETF seeks to track the performance of a benchmark index that measures the investment return of the overall stock market. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Morgan Stanley Capital International (MSCI®)U.S. Broad Market Index, which represents 99.5% or more of the total market capitalization of all the U.S. common stocks regularly traded on the New York Stock Exchange and the Nasdaq over-the-counter market. The ETF typically holds 1,200-1,300 of the stocks in its target index (covering nearly 95% of the Index’s total market capitalization) and a representative sample of the remaining stocks. The ETF holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. The primary risks of investing in this underlying ETF are: stock market risk and index sampling risk.

• Vanguard® Total World Stock ETF seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets around the world. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the FTSE® All-World Index, a free-float-adjusted, market-capitalization-weighted index designed to measure the market performance of large-and mid-capitalization stocks of companies located around the world. The Index includes approximately 2,800 stocks of companies located in 47 countries, including both developed and emerging markets. The ETF typically holds approximately 2,000 stocks in its target Index (covering nearly 99% of the Index’s total market capitalization) and a representative sample of the remaining stocks. The ETF holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings, country weightings, and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk, emerging markets risk, currency risk and index sampling risk.

• Vanguard® Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Prime Market Value Index, a broadly diversified index predominantly made up

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of value stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

UNDERLYING DFA INSTITUTIONAL MUTUAL FUNDS:

• DFA International Small Cap Value Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio pursues its objective by investing in stocks of small non-U.S. companies believed to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value. In assessing value, additional factors such as price to cash flow or price to earning ratios may be considered, as well as economic conditions and developments in the issuer’s industry. The criteria for assessing value are subject to change from time to time. The Portfolio currently invests in companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom. The primary risks of investing in this underlying institutional mutual fund are market risk, foreign securities and currencies risk and small company risk.

• DFA International Value Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio invests all of its assets in the DFA International Value Series (“International Value Series”) of The DFA Investment Trust Company, which has the same investment objective and policies as the Portfolio. The International Value Series pursues its objective by investing in value stocks of large non-U.S. companies believed to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value. In assessing value, additional factors such as price to cash flow or price to earning ratios may be considered, as well as economic conditions and developments in the issuer’s industry. The criteria for assessing value are subject to change from time to time. The Portfolio currently invests in companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom. The primary risks of investing in this underlying institutional mutual fund are market risk and foreign securities and currencies risk.

• Emerging Markets Value Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio invests all of its assets in the Dimensional Emerging Markets Value Fund Inc. (“Emerging Market Value Fund”), which has the same investment objective and policies as the Portfolio. The Emerging Markets Value Fund pursues its objective by investing in emerging markets equity securities believed to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value. In assessing value, additional factors such as price to cash flow or price to earning ratios may be considered, as well as economic conditions and developments in the issuer’s industry. The criteria for assessing value are subject to change from time to time. In determining what countries are eligible markets, DFA will consider, among other things, information disseminated by the International Finance Corporation in determining and approving countries that have emerging markets. The Portfolio currently invests in companies in Brazil, Chile, China, the Czech Republic, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Philippines, Poland, South Africa, South Korea, Taiwan, Thailand, and Turkey. The primary risks of investing in this underlying institutional mutual fund are market risk, foreign securities and currencies risk, small company risk and emerging markets risk.

• Large Cap International Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio pursues its objective by investing in the stocks of large non-U.S. companies. Company size is measured on a country- or region-specific basis and based primarily on the market capitalization of operating companies traded on selected exchanges. The minimum market capitalization threshold varies by country or region and will change due to market conditions. The Portfolio currently invests in companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom. The primary risks of investing in this underlying institutional mutual fund are market risk and foreign securities and currencies risk.

• U.S. Large Company Portfolio (“Portfolio”) seeks to approximate the total investment return of the S&P 500 Index, both in terms of the price of the Portfolio’s shares and its total investment return. The Portfolio invests all of its assets in the U.S. Large Company Series (“U.S. Large Company Series”) of The DFA Investment Trust Company, which has the same investment objective and policies as the Portfolio. The U.S. Large Company Series intends to invest all of the stocks that comprise the S&P 500 Index in approximately the same proportions as they are represented in the Index. Generally, these are the U.S. stocks with the largest market capitalizations and, as a group, represent approximately 70% of the total market capitalization of all publicly traded U.S. stocks. The primary risk of investing in this underlying institutional mutual fund is market risk.

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• U.S. Targeted Value Portfolio (“Portfolio”) seeks to capture the returns and diversification benefits of a broad cross-section of U.S. small value companies, on a market-cap weighted basis. The Portfolio invests in securities of U.S. companies smaller than the 500th largest company in the market universe comprised of companies listed on the New York Stock Exchange, American Stock Exchange, and Nasdaq National Market System. After identifying the aggregate market capitalization break, a value screen is applied to the universe. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value. In assessing value, additional factors such as price-to-cash-flow or price-to-earnings ratios may be considered, as well as economic conditions and developments in the issuer's industry. The criteria for assessing value are subject to change from time to time. The primary risks of investing in this underlying institutional mutual fund are market risk, small company risk, value investment risk, derivative risk and securities lending risk.

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FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand a portfolio's performance for the past five years or since its inception if less than five years. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio for the period shown, assuming reinvestment of all dividends and distributions. This information through December 31, 2009 has been derived from financial statements audited by PricewaterhouseCoopers LLP, an Independent Registered Certified Public Accounting firm, whose report, along with the portfolio's financial statements, is included in the December 31, 2009 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding through each period:

Transamerica AEGON High Yield Bond VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007		2006	2005
Net asset value
Beginning of year	$5.87	$8.74	$9.48		$9.62	$10.54
Investment operations
Net investment income(a)	0.66	0.67	0.68		0.69	0.70
Net realized and unrealized gain (loss)	2.04	(2.68)	(0.52)		0.29	(0.51)
Total operations	2.70	(2.01)	0.16		0.98	0.19
Distributions
From net investment income	(0.62)	(0.72)	(0.90)		(1.00)	(0.85)
From net realized gains	–	(0.14)	–	(b)	(0.12)	(0.26)
Total distributions	(0.62)	(0.86)	(0.90)		(1.12)	(1.11)
Net asset value
End of year	$7.95	$5.87	$8.74		$9.48	$9.62

Total return(c)	47.05%	(25.20%)	1.85%		10.95%	1.81%
Net assets end of year (000’s)	$187,509	$244,866	$308,893		$378,471	$421,010
Ratio and supplemental data
Expenses to average net assets	0.80%	0.79%	0.81%		0.82%	0.83%
Net investment income, to average net assets	9.38%	8.73%	7.25%		7.16%	6.92%
Portfolio turnover rate	85%	59%	70%		96%	51%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007		2006	2005
Net asset value
Beginning of year	$5.94	$8.83	$9.56		$9.70	$10.64
Investment operations
Net investment income(a)	0.64	0.66	0.66		0.67	0.68
Net realized and unrealized gain (loss)	2.07	(2.72)	(0.51)		0.29	(0.52)
Total operations	2.71	(2.06)	0.15		0.96	0.16
Distributions
From net investment income	(0.61)	(0.69)	(0.88)		(0.98)	(0.84)
From net realized gains	–	(0.14)	–	(b)	(0.12)	(0.26)
Total distributions	(0.61)	(0.83)	(0.88)		(1.10)	(1.10)
Net asset value
End of year	$8.04	$5.94	$8.83		$9.56	$9.70

Total return(c)	46.67%	(25.46%)	1.73%		10.62%	1.50%
Net assets end of year (000’s)	$26,405	$5,617	$10,028		$10,083	$7,825
Ratio and supplemental data
Expenses to average net assets	1.05%	1.04%	1.06%		1.07%	1.08%
Net investment income, to average net assets	8.75%	8.26%	7.01%		6.91%	6.66%
Portfolio turnover rate	85%	59%	70%		96%	51%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

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Financial Highlights

Transamerica Asset Allocation – Conservative VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.29	$11.49	$11.54	$11.43	$12.04
Investment operations
Net investment income(a),(c)	0.37	0.46	0.42	0.41	0.47
Net realized and unrealized gain (loss)	1.69	(2.75)	0.29	0.62	0.12
Total operations	2.06	(2.29)	0.71	1.03	0.59
Distributions
From net investment income	(0.40)	(0.31)	(0.34)	(0.38)	(0.32)
From net realized gains	(0.15)	(0.60)	(0.42)	(0.54)	(0.88)
Total distributions	(0.55)	(0.91)	(0.76)	(0.92)	(1.20)
Net asset value
End of year	$9.80	$8.29	$11.49	$11.54	$11.43

Total return(b)	25.22%	(21.18)%	6.38%	9.45%	5.18%

Net assets end of year (000’s)	$554,813	$497,129	$554,977	$527,618	$516,376
Ratio and supplemental data
Expenses to average net assets(d)	0.13%	0.14%	0.13%	0.13%	0.14%
Net investment income, to average net assets(c)	4.07%	4.47%	3.60%	3.54%	4.01%
Portfolio turnover rate(e)	25%	25%	43%	18%	40%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.24	$11.44	$11.50	$11.41	$12.03
Investment operations
Net investment income(a),(c)	0.37	0.48	0.40	0.40	0.47
Net realized and unrealized gain (loss)	1.65	(2.79)	0.28	0.60	0.10
Total operations	2.02	(2.31)	0.68	1.00	0.57
Distributions
From net investment income	(0.38)	(0.29)	(0.32)	(0.37)	(0.31)
From net realized gains	(0.15)	(0.60)	(0.42)	(0.54)	(0.88)
Total distributions	(0.53)	(0.89)	(0.74)	(0.91)	(1.19)
Net asset value
End of year	$9.73	$8.24	$11.44	$11.50	$11.41

Total return(b)	24.90%	(21.40)%	6.15%	9.14%	5.01%

Net assets end of year (000’s)	$823,054	$465,802	$392,969	$290,272	$172,601
Ratio and supplemental data
Expenses to average net assets(d)	0.38%	0.39%	0.38%	0.38%	0.39%
Net investment income, to average net assets(c)	4.10%	4.69%	3.48%	3.44%	4.03%
Portfolio turnover rate(e)	25%	25%	43%	18%	40%
(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d)  Does not include expenses of the investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying affiliated funds.

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Financial Highlights

Transamerica Asset Allocation – Growth VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.57	$13.77	$13.63	$12.84	$12.06
Investment operations
Net investment income(a),(c)	0.09	0.20	0.28	0.37	0.16
Net realized and unrealized gain (loss)	1.80	(5.02)	0.75	1.52	1.27
Total operations	1.89	(4.82)	1.03	1.89	1.43
Distributions
From net investment income	(0.20)	(0.30)	(0.33)	(0.13)	(0.06)
From net realized gains	(0.60)	(2.08)	(0.56)	(0.97)	(0.59)
Total distributions	(0.80)	(2.38)	(0.89)	(1.10)	(0.65)
Net asset value
End of year	$7.66	$6.57	$13.77	$13.63	$12.84

Total return(b)	29.82%	(39.63)%	7.76%	15.62%	12.24%

Net assets end of year (000’s)	$808,954	$658,400	$1,260,779	$1,198,596	$966,677
Ratio and supplemental data
Expenses to average net assets(d)	0.14%	0.14%	0.13%	0.14%	0.14%
Net investment income, to average net assets(c)	1.21%	1.94%	2.00%	2.75%	1.28%
Portfolio turnover rate(e)	18%	19%	26%	4%	41%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.52	$13.67	$13.54	$12.78	$12.03
Investment operations
Net investment income(a),(c)	0.06	0.17	0.26	0.34	0.13
Net realized and unrealized gain (loss)	1.79	(4.97)	0.73	1.50	1.26
Total operations	1.85	(4.80)	0.99	1.84	1.39
Distributions
From net investment income	(0.17)	(0.27)	(0.30)	(0.11)	(0.05)
From net realized gains	(0.59)	(2.08)	(0.56)	(0.97)	(0.59)
Total distributions	(0.76)	(2.35)	(0.86)	(1.08)	(0.64)
Net asset value
End of year	$7.61	$6.52	$13.67	$13.54	$12.78

Total return(b)	29.54%	(39.75)%	7.54%	15.28%	11.92%

Net assets end of year (000’s)	$215,166	$171,239	$411,079	$338,769	$213,215
Ratio and supplemental data
Expenses to average net assets(d)	0.39%	0.39%	0.38%	0.39%	0.39%
Net investment income, to average net assets(c)	0.98%	1.51%	1.86%	2.54%	1.06%
Portfolio turnover rate(e)	18%	19%	26%	4%	41%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d)  Does not include expenses of the investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying affiliated funds.

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Financial Highlights

Transamerica Asset Allocation – Moderate VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.36	$12.90	$12.66	$12.24	$12.10
Investment operations
Net investment income(a),(c)	0.32	0.50	0.40	0.44	0.40
Net realized and unrealized gain (loss)	1.83	(3.59)	0.57	0.89	0.46
Total operations	2.15	(3.09)	0.97	1.33	0.86
Distributions
From net investment income	(0.39)	(0.37)	(0.39)	(0.33)	(0.22)
From net realized gains	(0.35)	(1.08)	(0.34)	(0.58)	(0.50)
Total distributions	(0.74)	(1.45)	(0.73)	(0.91)	(0.72)
Net asset value
End of year	$9.77	$8.36	$12.90	$12.66	$12.24

Total return(b)	26.40%	(25.96)%	7.95%	11.48%	7.44%

Net assets end of year (000’s)	$1,101,652	$957,157	$1,550,984	$1,591,304	$1,509,579
Ratio and supplemental data
Expenses to average net assets(d)	0.13%	0.13%	0.13%	0.13%	0.14%
Net investment income, to average net assets(c)	3.63%	4.50%	3.10%	3.53%	3.36%
Portfolio turnover rate(e)	18%	23%	20%	3%	24%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.30	$12.83	$12.60	$12.20	$12.09
Investment operations
Net investment income(a),(c)	0.32	0.37	0.39	0.43	0.41
Net realized and unrealized gain (loss)	1.80	(3.47)	0.55	0.87	0.42
Total operations	2.12	(3.10)	0.94	1.30	0.83
Distributions
From net investment income	(0.37)	(0.35)	(0.37)	(0.32)	(0.22)
From net realized gains	(0.35)	(1.08)	(0.34)	(0.58)	(0.50)
Total distributions	(0.72)	(1.43)	(0.71)	(0.90)	(0.72)
Net asset value
End of year	$9.70	$8.30	$12.83	$12.60	$12.20

Total return(b)	26.20%	(26.19)%	7.73%	11.21%	7.13%

Net assets end of year (000’s)	$1,842,404	$1,190,212	$1,452,693	$1,043,139	$605,462
Ratio and supplemental data
Expenses to average net assets(d)	0.38%	0.38%	0.38%	0.38%	0.39%
Net investment income, to average net assets(c)	3.54%	3.36%	3.03%	3.44%	3.40%
Portfolio turnover rate(e)	18%	23%	20%	3%	24%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d)  Does not include expenses of the investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying affiliated funds.

148

Financial Highlights

Transamerica Asset Allocation – Moderate Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.16	$14.07	$13.72	$12.80	$12.18
Investment operations
Net investment income(a),(c)	0.23	0.34	0.37	0.43	0.30
Net realized and unrealized gain (loss)	2.00	(4.58)	0.67	1.27	0.88
Total operations	2.23	(4.24)	1.04	1.70	1.18
Distributions
From net investment income	(0.30)	(0.34)	(0.34)	(0.22)	(0.14)
From net realized gains	(0.48)	(1.33)	(0.35)	(0.56)	(0.42)
Total distributions	(0.78)	(1.67)	(0.69)	(0.78)	(0.56)
Net asset value
End of year	$9.61	$8.16	$14.07	$13.72	$12.80

Total return(b)	28.16%	(32.76)%	7.81%	13.83%	9.91%

Net assets end of year (000’s)	$1,426,280	$1,217,825	$2,229,744	$2,277,269	$1,892,007
Ratio and supplemental data
Expenses to average net assets(d)	0.13%	0.13%	0.13%	0.13%	0.14%
Net investment income, to average net assets(c)	2.61%	2.94%	2.63%	3.25%	2.47%
Portfolio turnover rate(e)	13%	18%	24%	2%	23%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.09	$13.97	$13.64	$12.75	$12.15
Investment operations
Net investment income(a),(c)	0.21	0.34	0.37	0.42	0.29
Net realized and unrealized gain (loss)	1.98	(4.58)	0.63	1.24	0.86
Total operations	2.19	(4.24)	1.00	1.66	1.15
Distributions
From net investment income	(0.28)	(0.32)	(0.32)	(0.21)	(0.13)
From net realized gains	(0.48)	(1.32)	(0.35)	(0.56)	(0.42)
Total distributions	(0.76)	(1.64)	(0.67)	(0.77)	(0.55)
Net asset value
End of year	$9.52	$8.09	$13.97	$13.64	$12.75

Total return(b)	27.87%	(32.92)%	7.56%	13.54%	9.71%

Net assets end of year (000’s)	$3,289,225	$2,187,892	$2,797,290	$1,823,589	$858,857
Ratio and supplemental data
Expenses to average net assets(d)	0.38%	0.38%	0.38%	0.38%	0.39%
Net investment income, to average net assets(c)	2.49%	2.99%	2.64%	3.15%	2.40%
Portfolio turnover rate(e)	13%	18%	24%	2%	23%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying affiliated funds.

149

Financial Highlights

Transamerica Balanced VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.38	$13.70	$12.25	$11.63	$11.77
Investment operations
Net investment income(a)	0.21	0.22	0.19	0.16	0.14
Net realized and unrealized gain (loss)	1.97	(4.36)	1.47	0.88	0.74
Total operations	2.18	(4.14)	1.66	1.04	0.88
Distributions
From net investment income	(0.16)	(0.21)	(0.15)	(0.12)	(0.16)
From net realized gains	(0.13)	(0.97)	(0.06)	(0.30)	(0.86)
Total distributions	(0.29)	(1.18)	(0.21)	(0.42)	(1.02)
Net asset value
End of year	$10.27	$8.38	$13.70	$12.25	$11.63

Total return(b)	26.30%	(32.40%)	13.61%	9.12%	7.96%
Net assets end of year (000’s)	$45,319	$36,361	$81,632	$71,949	$61,698
Ratio and supplemental data
Expenses to average net assets	0.91%	0.90%	0.89%	0.89%	0.94%
Net investment income, to average net assets	2.26%	1.89%	1.49%	1.32%	1.17%
Portfolio turnover rate	82%	67%	60%	47%	50%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.33	$13.64	$12.21	$11.61	$11.77
Investment operations
Net investment income(a)	0.18	0.19	0.16	0.13	0.11
Net realized and unrealized gain (loss)	1.96	(4.34)	1.46	0.87	0.74
Total operations	2.14	(4.15)	1.62	1.00	0.85
Distributions
From net investment income	(0.15)	(0.19)	(0.13)	(0.10)	(0.15)
From net realized gains	(0.13)	(0.97)	(0.06)	(0.30)	(0.86)
Total distributions	(0.28)	(1.16)	(0.19)	(0.40)	(1.01)
Net asset value
End of year	$10.19	$8.33	$13.64	$12.21	$11.61

Total return(b)	25.94%	(32.57%)	13.38%	8.74%	7.79%
Net assets end of year (000’s)	$56,181	$22,473	$20,711	$9,672	$3,791
Ratio and supplemental data
Expenses to average net assets	1.16%	1.15%	1.14%	1.14%	1.19%
Net investment income, to average net assets	1.98%	1.71%	1.25%	1.11%	0.91%
Portfolio turnover rate	82%	67%	60%	47%	50%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

150

Financial Highlights

Transamerica BlackRock Global Allocation VP

For a share outstanding throughout each period	Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment income(a),(e)	0.37
Net realized and unrealized gain	1.79
Total operations	2.16
Net asset value
End of period	$12.16

Total return(b)	21.60%	(h)

Net assets end of year (000’s)	$157,420
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.35%	(i)
Before reimbursement/fee waiver	0.40%	(i)
Net investment income, to average net assets(e)	4.74%	(i)
Portfolio turnover rate(f)	–%	(h)(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Rounds to less than 0.01%.

(h) Not annualized.

(i) Annualized.

151

Financial Highlights

Transamerica BlackRock Large Cap Value VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.09	$19.16	$20.80	$18.72	$17.17
Investment operations
Net investment income(a)	0.19	0.21	0.20	0.17	0.13
Net realized and unrealized gain (loss)	1.35	(6.18)	0.72	2.91	2.54
Total operations	1.54	(5.97)	0.92	3.08	2.67
Distributions
From net investment income	(0.17)	(0.15)	(0.20)	(0.10)	(0.12)
From net realized gains	–	(1.95)	(2.36)	(0.90)	(1.00)
Total distributions	(0.17)	(2.10)	(2.56)	(1.00)	(1.12)
Net asset value
End of year	$12.46	$11.09	$19.16	$20.80	$18.72

Total return(b)	13.99%	(33.89%)	4.64%	16.92%	15.94%
Net assets end of year (000’s)	$1,184,485	$712,006	$860,991	$1,054,389	$860,826
Ratio and supplemental data
Expenses to average net assets	0.84%	0.83%	0.85%	0.83%	0.84%
Net investment income, to average net assets	1.73%	1.38%	0.94%	0.86%	0.70%
Portfolio turnover rate	128%	85%	67%	60%	69%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.13	$19.21	$20.87	$18.81	$17.27
Investment operations
Net investment income(a)	0.17	0.17	0.14	0.13	0.09
Net realized and unrealized gain (loss)	1.35	(6.20)	0.73	2.91	2.57
Total operations	1.52	(6.03)	0.87	3.04	2.66
Distributions
From net investment income	(0.13)	(0.10)	(0.17)	(0.08)	(0.12)
From net realized gains	–	(1.95)	(2.36)	(0.90)	(1.00)
Total distributions	(0.13)	(2.05)	(2.53)	(0.98)	(1.12)
Net asset value
End of year	$12.52	$11.13	$19.21	$20.87	$18.81

Total return(b)	13.71%	(34.06%)	4.35%	16.62%	15.73%
Net assets end of year (000’s)	$37,502	$15,319	$33,514	$28,079	$14,908
Ratio and supplemental data
Expenses to average net assets	1.09%	1.08%	1.10%	1.08%	1.09%
Net investment income, to average net assets	1.47%	1.06%	0.70%	0.64%	0.49%
Portfolio turnover rate	128%	85%	67%	60%	69%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

152

Financial Highlights

Transamerica BlackRock Tactical Allocation VP

For a share outstanding throughout each period	Service Class May 1 to Dec 31, 2009(f)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment income(a),(c)	0.34
Net realized and unrealized gain	1.85
Total operations	2.19
Net asset value
End of period	$12.19

Total return(b)	21.90%	(g)
Net assets end of year (000’s)	$42,149
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.50%	(h)
Before reimbursement/fee waiver	0.61%	(h)
Net investment income, to average net assets(c)	4.36%	(h)
Portfolio turnover rate(e)	19%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying affiliated funds.

(f) Commenced operations on May 1, 2009.

(g) Not annualized.

(h) Annualized.

153

Financial Highlights

Transamerica Clarion Global Real Estate Securities VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$7.84	$19.64	$24.54	$19.77	$19.15
Investment operations
Net investment income(a)	0.23	0.38	0.36	0.35	0.27
Net realized and unrealized gain (loss)	2.39	(7.03)	(1.77)	7.45	2.20
Total operations	2.62	(6.65)	(1.41)	7.80	2.47
Distributions
From net investment income	–	(0.47)	(1.73)	(0.33)	(0.32)
From net realized gains	–	(4.68)	(1.76)	(2.70)	(1.53)
Total distributions	–	(5.15)	(3.49)	(3.03)	(1.85)
Net asset value
End of year	$10.46	$7.84	$19.64	$24.54	$19.77

Total return(b)	33.42%	(42.38%)	(6.70%)	42.27%	13.47%
Net assets end of year (000’s)	$493,900	$339,659	$667,356	$922,134	$599,134
Ratio and supplemental data
Expenses to average net assets	0.91%	0.87%	0.84%	0.84%	0.86%
Net investment income, to average net assets	2.73%	2.61%	1.51%	1.59%	1.41%
Portfolio turnover rate	61%	48%	60%	44%	103%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.15	$20.12	$25.06	$20.16	$19.53
Investment operations
Net investment income(a)	0.22	0.36	0.31	0.32	0.23
Net realized and unrealized gain (loss)	2.47	(7.27)	(1.80)	7.58	2.23
Total operations	2.69	(6.91)	(1.49)	7.90	2.46
Distributions
From net investment income	–	(0.38)	(1.69)	(0.30)	(0.30)
From net realized gains	–	(4.68)	(1.76)	(2.70)	(1.53)
Total distributions	–	(5.06)	(3.45)	(3.00)	(1.83)
Net asset value
End of year	$10.84	$8.15	$20.12	$25.06	$20.16

Total return(b)	33.01%	(42.49%)	(6.91%)	41.91%	13.18%
Net assets end of year (000’s)	$18,785	$14,810	$41,216	$53,276	$24,618
Ratio and supplemental data
Expenses to average net assets	1.16%	1.12%	1.09%	1.09%	1.11%
Net investment income, to average net assets	2.46%	2.35%	1.26%	1.39%	1.21%
Portfolio turnover rate	61%	48%	60%	44%	103%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

154

Financial Highlights

Transamerica Convertible Securities VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.21	$12.48	$12.03	$11.20	$12.24
Investment operations
Net investment income(a)	0.19	0.18	0.16	0.15	0.22
Net realized and unrealized gain (loss)	1.73	(4.05)	1.91	1.05	0.19
Total operations	1.92	(3.87)	2.07	1.20	0.41
Distributions
From net investment income	(0.27)	(0.18)	(0.26)	(0.19)	(0.27)
From net realized gains	–	(2.22)	(1.36)	(0.18)	(1.18)
Total distributions	(0.27)	(2.40)	(1.62)	(0.37)	(1.45)
Net asset value
End of year	$7.86	$6.21	$12.48	$12.03	$11.20

Total return(b)	31.30%	(36.87%)	18.63%	10.90%	3.88%
Net assets end of year (000’s)	$125,132	$156,137	$270,218	$429,852	$314,353
Ratio and supplemental data
Expenses to average net assets	0.82%	0.81%	0.79%	0.78%	0.79%
Net investment income, to average net assets	2.82%	1.88%	1.30%	1.26%	1.95%
Portfolio turnover rate	168%	97%	79%	64%	85%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.18	$12.42	$11.98	$11.17	$12.24
Investment operations
Net investment income(a)	0.17	0.14	0.13	0.12	0.19
Net realized and unrealized gain (loss)	1.73	(4.01)	1.91	1.04	0.18
Total operations	1.90	(3.87)	2.04	1.16	0.37
Distributions
From net investment income	(0.24)	(0.15)	(0.24)	(0.17)	(0.26)
From net realized gains	–	(2.22)	(1.36)	(0.18)	(1.18)
Total distributions	(0.24)	(2.37)	(1.60)	(0.35)	(1.44)
Net asset value
End of year	$7.84	$6.18	$12.42	$11.98	$11.17

Total return(b)	31.16%	(37.00%)	18.29%	10.65%	3.54%
Net assets end of year (000’s)	$12,160	$7,777	$18,157	$14,065	$10,710
Ratio and supplemental data
Expenses to average net assets	1.07%	1.06%	1.04%	1.03%	1.04%
Net investment income, to average net assets	2.48%	1.46%	1.02%	1.01%	1.65%
Portfolio turnover rate	168%	97%	79%	64%	85%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

155

Financial Highlights

Transamerica Diversified Equity VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$13.82	$25.01	$22.05	$18.81	$17.69
Investment operations
Net investment income(a)	0.22	0.41	0.31	0.27	0.21
Net realized and unrealized gain (loss)	3.67	(11.21)	3.02	3.23	1.10
Total operations	3.89	(10.80)	3.33	3.50	1.31
Distributions
From net investment income	(0.22)	(0.39)	(0.37)	(0.26)	(0.19)
Total distributions	(0.22)	(0.39)	(0.37)	(0.26)	(0.19)
Net asset value
End of year	$17.49	$13.82	$25.01	$22.05	$18.81

Total return(b)	28.32%	(43.67%)	15.24%	18.79%	7.47%
Net assets end of year (000’s)	$422,067	$288,218	$611,618	$598,312	$581,669
Ratio and supplemental data
Expenses to average net assets	0.91%	0.84%	0.85%	0.87%	0.90%
Net investment income, to average net assets	1.49%	2.03%	1.31%	1.35%	1.20%
Portfolio turnover rate	54%	18%	34%	59%	61%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$13.74	$24.85	$21.93	$18.73	$17.65
Investment operations
Net investment income(a)	0.18	0.37	0.26	0.21	0.16
Net realized and unrealized gain (loss)	3.63	(11.15)	2.99	3.23	1.10
Total operations	3.81	(10.78)	3.25	3.44	1.26
Distributions
From net investment income	(0.19)	(0.33)	(0.33)	(0.24)	(0.18)
Total distributions	(0.19)	(0.33)	(0.33)	(0.24)	(0.18)
Net asset value
End of year	$17.36	$13.74	$24.85	$21.93	$18.73

Total return(b)	27.85%	(43.81%)	14.98%	18.45%	7.23%
Net assets end of year (000’s)	$22,817	$8,498	$24,292	$16,329	$7,930
Ratio and supplemental data
Expenses to average net assets	1.16%	1.09%	1.10%	1.12%	1.15%
Net investment income, to average net assets	1.16%	1.83%	1.11%	1.02%	0.88%
Portfolio turnover rate	54%	18%	34%	59%	61%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

156

Financial Highlights

Transamerica Efficient Markets VP

For a share outstanding throughout each period	Initial Class				Service Class
	December 31, 2009		Nov 10 to Dec 31, 2008(i)		December 31, 2009		Nov 10 to Dec 31, 2008(i)
Net asset value
Beginning of year	$10.39		$10.00		$10.39		$10.00
Investment operations
Net investment income(a), (e)	0.27		0.10		0.25		0.11
Net realized and unrealized gain	1.62		0.29		1.61		0.28
Total operations	1.89		0.39		1.86		0.39
Distributions
From net investment income	(0.01)		–		(0.01)		–
From net realized gains	–	(b)	–		–	(b)	–
Total distributions	(0.01)		–		(0.01)		–
Net asset value
End of year	$12.27		$10.39		$12.24		$10.39

Total return(c)	18.15%		3.90%	(g)	17.86%		3.90%	(g)

Net assets end of year (000’s)	$831		$260		$26,854		$1,157
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.52%		0.52%	(h)	0.77%		0.77%	(h)
Before reimbursement/fee waiver	0.70%		17.77%	(h)	0.95%		18.02%	(h)
Net investment income, to average net assets(e)	2.42%		7.15%	(h)	2.20%		8.04%	(h)
Portfolio turnover rate(f)	37%		2%	(g)	37%		2%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than $(.01) per share.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

(i) Commenced operations on November 10, 2008.

157

Financial Highlights

Transamerica Federated Market Opportunity VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006		2005
Net asset value
Beginning of year	$13.37	$14.66	$15.40	$16.52		$17.59
Investment operations
Net investment income(a)	0.06	0.24	0.41	0.48		0.30
Net realized and unrealized gain (loss)	0.52	(0.85)	(0.50)	–	(b)	0.52
Total operations	0.58	(0.61)	(0.09)	0.48		0.82
Distributions
From net investment income	(0.45)	(0.68)	(0.58)	(0.28)		(0.40)
From net realized gains	(1.35)	–	(0.07)	(1.32)		(1.49)
Total distributions	(1.80)	(0.68)	(0.65)	(1.60)		(1.89)
Net asset value
End of year	$12.15	$13.37	$14.66	$15.40		$16.52

Total return(c)	4.20%	(4.53%)	(0.48%)	2.76%		4.96%
Net assets end of year (000’s)	$285,979	$298,449	$401,656	$518,866		$577,785
Ratio and supplemental data
Expenses to average net assets	0.84%	0.81%	0.82%	0.81%		0.83%
Net investment income, to average net assets	0.47%	1.64%	2.72%	2.94%		1.76%
Portfolio turnover rate	183%	290%	56%	91%		55%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$13.91	$15.20	$15.94	$17.05	$18.12
Investment operations
Net investment income(a)	0.05	0.21	0.38	0.45	0.27
Net realized and unrealized gain (loss)	0.52	(0.87)	(0.52)	0.01	0.54
Total operations	0.57	(0.66)	(0.14)	0.46	0.81
Distributions
From net investment income	(0.39)	(0.63)	(0.53)	(0.25)	(0.39)
From net realized gains	(1.35)	–	(0.07)	(1.32)	(1.49)
Total distributions	(1.74)	(0.63)	(0.60)	(1.57)	(1.88)
Net asset value
End of year	$12.74	$13.91	$15.20	$15.94	$17.05

Total return(c)	3.95%	(4.65%)	(0.70%)	2.47%	4.72%
Net assets end of year (000’s)	$13,590	$14,000	$25,139	$32,406	$32,851
Ratio and supplemental data
Expenses to average net assets	1.09%	1.06%	1.07%	1.06%	1.08%
Net investment income, to average net assets	0.31%	1.38%	2.48%	2.67%	1.54%
Portfolio turnover rate	183%	290%	56%	91%	55%

(a)  Calculated based on average number of shares outstanding.

(b)  Rounds to less than ($0.01) or $0.01.

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

158

Financial Highlights

Transamerica Focus VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$7.43	$13.88	$14.73	$14.71	$14.22
Investment operations
Net investment income(a)	0.07	0.18	0.16	0.18	0.10
Net realized and unrealized gain (loss)	1.99	(4.67)	(0.01)	2.26	0.48
Total operations	2.06	(4.49)	0.15	2.44	0.58
Distributions
From net investment income	(0.21)	(0.21)	(0.20)	(0.16)	(0.09)
From net realized gains	–	(1.75)	(0.80)	(2.26)	–
Total distributions	(0.21)	(1.96)	(1.00)	(2.42)	(0.09)
Net asset value
End of year	$9.28	$7.43	$13.88	$14.73	$14.71

Total return(b)	27.91%	(36.36%)	1.04%	18.56%	4.08%
Net assets end of year (000’s)	$156,691	$146,079	$297,425	$370,692	$379,373
Ratio and supplemental data
Expenses to average net assets	0.90%	0.86%	0.87%	0.88%	0.86%
Net investment income, to average net assets	0.94%	1.62%	1.11%	1.22%	0.68%
Portfolio turnover rate	131%	35%	15%	15%	33%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$7.41	$13.83	$14.69	$14.68	$14.21
Investment operations
Net investment income(a)	0.05	0.15	0.13	0.15	0.06
Net realized and unrealized gain (loss)	1.98	(4.66)	(0.02)	2.25	0.48
Total operations	2.03	(4.51)	0.11	2.40	0.54
Distributions
From net investment income	(0.17)	(0.16)	(0.17)	(0.13)	(0.07)
From net realized gains	–	(1.75)	(0.80)	(2.26)	–
Total distributions	(0.17)	(1.91)	(0.97)	(2.39)	(0.07)
Net asset value
End of year	$9.27	$7.41	$13.83	$14.69	$14.68

Total return(b)	27.57%	(36.54%)	0.77%	18.29%	3.81%
Net assets end of year (000’s)	$5,301	$4,065	$11,910	$12,810	$8,680
Ratio and supplemental data
Expenses to average net assets	1.15%	1.11%	1.12%	1.13%	1.11%
Net investment income, to average net assets	0.66%	1.35%	0.86%	0.99%	0.44%
Portfolio turnover rate	131%	35%	15%	15%	33%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts

159

Financial Highlights

Transamerica Foxhall Emerging Markets/Pacific Rim VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(h)		Service Class Jul 1 to Dec 31, 2009(h)

Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.12		0.38
Net realized and unrealized gain	0.84		0.56
Total operations	0.96		0.94
Net asset value
End of period	$10.96		$10.94

Total return(b)	9.60%	(f)	9.40%	(f)

Net assets end of period (000’s)	$12,102		$4,370
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(g)	1.25%	(g)
Before reimbursement/fee waiver	1.87%	(g)	2.12%	(g)
Net investment income, to average net assets(d)	2.29%	(g)	7.03%	(g)
Portfolio turnover rate(e)	207%	(f)	207%	(f)

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Does not include expenses of the investment companies in which the fund invests.

(d)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying funds.

(f)  Not annualized.

(g)  Annualized.

(h)  Commenced operations on July 1, 2009.

160

Financial Highlights

Transamerica Foxhall Global Conservative VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(i)		Service Class Jul 1 to Dec 31, 2009(i)

Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.09		0.17
Net realized and unrealized loss	—	(b)	(0.09)
Total operations	0.09		0.08
Net asset value
End of period	$10.09		$10.08

Total return(c)	0.90%	(g)	0.80%	(g)

Net assets end of period (000’s)	$1,880		$2,971
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	3.67%	(h)	3.92%	(h)
Net investment income, to average net assets(e)	1.80%	(h)	3.42%	(h)
Portfolio turnover rate(f)	198%	(g)	198%	(g)

(a)  Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Does not include expenses of the investment companies in which the fund invests.

(e)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f)  Does not include the portfolio activity of the underlying funds.

(g)  Not annualized.

(h)  Annualized.

(i)  Commenced operations on July 1, 2009.

161

Financial Highlights

Transamerica Foxhall Global Growth VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(h)		Service Class Jul 1 to Dec 31, 2009(h)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.11		0.30
Net realized and unrealized gain	0.92		0.71
Total operations	1.03		1.01
Net asset value
End of period	$11.03		$11.01

Total return(b)	10.30%	(f)	10.10%	(f)

Net assets end of period (000’s)	$12,318		$5,513
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(g)	1.25%	(g)
Before reimbursement/fee waiver	1.87%	(g)	2.12%	(g)
Net investment income, to average net assets(d)	2.04%	(g)	5.46%	(g)
Portfolio turnover rate(e)	255%	(f)	255%	(f)
(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Does not include expenses of the investment companies in which the fund invests.

(d)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying funds.

(f)  Not annualized.

(g)  Annualized.

(h)  Commenced operations on July 1, 2009.

162

Financial Highlights

Transamerica Foxhall Global Hard Asset VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(h)		Service Class Jul 1 to Dec 31, 2009(h)

Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.07		0.23
Net realized and unrealized gain	0.27		0.10
Total operations	0.34		0.33
Net asset value
End of period	$10.34		$10.33

Total return(b)	3.40%	(f)	3.30%	(f)

Net assets end of period (000’s)	$7,065		$3,262
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(g)	1.25%	(g)
Before reimbursement/fee waiver	2.19%	(g)	2.44%	(g)
Net investment income, to average net assets(d)	1.30%	(g)	4.57%	(g)
Portfolio turnover rate(e)	248%	(f)	248%	(f)

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Does not include expenses of the investment companies in which the fund invests.

(d)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying funds.

(f)  Not annualized.

(g)  Annualized.

(h)  Commenced operations on July 1, 2009.

163

Financial Highlights

Transamerica Growth Opportunities VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008		2007	2006	2005
Net asset value
Beginning of year	$7.74	$18.18		$16.00	$15.69	$14.66
Investment operations
Net investment income (loss)(a)	– (b)	0.03		(0.01)	0.01	0.04
Net realized and unrealized gain (loss)	2.85	(6.12)		3.58	0.76	2.18
Total operations	2.85	(6.09)		3.57	0.77	2.22
Distributions
From net investment income	(0.03)	–		(0.01)	(0.04)	–
From net realized gains	–	(4.35)		(1.38)	(0.42)	(1.19)
Total distributions	(0.03)	(4.35)		(1.39)	(0.46)	(1.19)
Net asset value
End of year	$10.56	$7.74		$18.18	$16.00	$15.69

Total return(c)	36.86%	(40.90%)		23.09%	5.10%	16.23%
Net assets end of year (000’s)	$288,629	$180,962		$485,162	$478,963	$445,761
Ratio and supplemental data
Expenses to average net assets	0.88%	0.85%		0.83%	0.84%	0.86%
Net investment income (loss), to average net assets	0.04%	0.25%		(0.08%)	0.05%	0.30%
Portfolio turnover rate	60%	47%		73%	68%	44%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008		2007	2006	2005
Net asset value
Beginning of year	$7.64	$18.00		$15.88	$15.59	$14.61
Investment operations
Net investment loss(a)	(0.02)	–	(b)	(0.06)	(0.03)	–	(b)
Net realized and unrealized gain (loss)	2.81	(6.05)		3.56	0.75	2.17
Total operations	2.79	(6.05)		3.50	0.72	2.17
Distributions
From net investment income	–	–		–	(0.01)	–
From net realized gains	–	(4.31)		(1.38)	(0.42)	(1.19)
Total distributions	–	(4.31)		(1.38)	(0.43)	(1.19)
Net asset value
End of year	$10.43	$7.64		$18.00	$15.88	$15.59

Total return(c)	36.52%	(41.06%)		22.74%	4.90%	15.93%
Net assets end of year (000’s)	$11,126	$7,425		$20,062	$16,847	$14,980
Ratio and supplemental data
Expenses to average net assets	1.13%	1.10%		1.08%	1.09%	1.11%
Net investment loss, to average net assets	(0.20%)	–%	(d)	(0.33%)	(0.20%)	0.03%
Portfolio turnover rate	60%	47%		73%	68%	44%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Rounds to less than (0.01%) or 0.01%.

164

Financial Highlights

Transamerica Hanlon Balanced VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.49		0.62
Net realized and unrealized gain	0.91		0.76
Total operations	1.40		1.38
Net asset value
End of period	$11.40		$11.38

Total return(b)	14.00%	(g)	13.80%	(g)

Net assets end of year (000’s)	$5,067		$3,186
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	2.06%	(h)	2.31%	(h)
Net investment income, to average net assets(e)	6.78%	(h)	8.50%	(h)
Portfolio turnover rate(f)	48%	(g)	48%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

165

Financial Highlights

Transamerica Hanlon Growth VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.48		0.62
Net realized and unrealized gain	1.04		0.88
Total operations	1.52		1.50
Net asset value
End of period	$11.52		$11.50

Total return(b)	15.20%	(g)	15.00%	(g)

Net assets end of year (000’s)	$10,661		$2,093
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	1.53%	(h)	1.78%	(h)
Net investment income, to average net assets(e)	6.64%	(h)	8.51%	(h)
Portfolio turnover rate(f)	68%	(g)	68%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

166

Financial Highlights

Transamerica Hanlon Growth and Income VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.48		0.58
Net realized and unrealized gain	0.95		0.84
Total operations	1.43		1.42
Net asset value
End of period	$11.43		$11.42

Total return(b)	14.30%	(g)	14.20%	(g)

Net assets end of year (000’s)	$6,712		$2,285
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	1.88%	(h)	2.13%	(h)
Net investment income, to average net assets(e)	6.73%	(h)	8.02%	(h)
Portfolio turnover rate(f)	56%	(g)	56%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

167

Financial Highlights

Transamerica Hanlon Managed Income VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.35		0.39
Net realized and unrealized gain	0.74		0.69
Total operations	1.09		1.08
Net asset value
End of period	$11.09		$11.08

Total return(b)	10.90%	(g)	10.80%	(g)

Net assets end of year (000’s)	$17,794		$19,495
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	1.32%	(h)	1.57%	(h)
Net investment income, to average net assets(e)	4.90%	(h)	5.29%	(h)
Portfolio turnover rate(f)	99%	(g)	99%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

168

Financial Highlights

Transamerica Index 35 VP

For a share outstanding throughout each period	Initial Class Nov 19 to Dec 31, 2009(h)		Service Class Nov 19 to Dec 31, 2009(h)
Net asset value
Beginning of year	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.07		0.10
Net realized and unrealized gain	(0.07)		(0.10)
Total operations	0.00		0.00
Net asset value
End of period	$10.00		$10.00

Total return(b)	–%	(f)	–%	(f)

Net assets end of year (000’s)	$250		$1,755
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.37%	(g)	0.62%	(g)
Before reimbursement/fee waiver	27.72%	(g)	27.97%	(g)
Net investment income, to average net assets(d)	5.92%	(g)	8.60%	(g)
Portfolio turnover rate(e)	1%	(f)	1%	(f)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying funds.

(f) Not annualized.

(g) Annualized.

(h) Commenced operations on November 19, 2009.

169

Financial Highlights

Transamerica Index 50 VP

For a share outstanding throughout each period	Initial Class			Service Class
	December 31, 2009	May 1 to Dec 31, 2008(h)		December 31, 2009	May 1 to Dec 31, 2008(h)
Net asset value
Beginning of year	$8.28	$10.00		$8.26	$10.00
Investment operations
Net investment income(a),(d)	0.26	0.25		0.28	0.38
Net realized and unrealized gain (loss)	1.12	(1.97)		1.08	(2.12)
Total operations	1.38	(1.72)		1.36	(1.74)
Distributions
From net investment income	(0.03)	—		(0.02)	—
Total distributions	(0.03)	—		(0.02)	—
Net asset value
End of year	$9.63	$8.28		$9.60	$8.26

Total return(b)	16.62%	(17.20)%	(f)	16.53%	(17.40)%	(f)

Net assets end of year (000’s)	$378	$315		$191,443	$22,471
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.37%	0.37%	(g)	0.62%	0.62%	(g)
Before reimbursement/fee waiver	0.38%	1.23%	(g)	0.63%	1.48%	(g)
Net investment income, to average net assets(d)	2.91%	4.21%	(g)	3.09%	7.06%	(g)
Portfolio turnover rate(e)	27%	17%	(f)	27%	17%	(f)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying funds.

(f) Not annualized.

(g) Annualized.

(h) Commenced operations on May 1, 2008.

170

Financial Highlights

Transamerica Index 75 VP

For a share outstanding throughout each period	Initial Class				Service Class
	December 31, 2009		May 1 to Dec 31, 2008(i)		December 31, 2009		May 1 to Dec 31, 2008(i)
Net asset value
Beginning of year	$7.31		$10.00		$7.29		$10.00
Investment operations
Net investment income(a),(e)	0.16		0.33		0.23		0.38
Net realized and unrealized gain (loss)	1.57		(3.02)		1.46		(3.09)
Total operations	1.73		(2.69)		1.69		(2.71)
Distributions
From net investment income	(0.03)		—		(0.03)		—
From net realized gains	—	(b)	—		—	(b)	—
Total distributions	(0.03)		—		(0.03)		—
Net asset value
End of year	$9.01		$7.31		$8.95		$7.29

Total return(c)	23.68%		(26.90)%	(g)	23.18%		(27.10)%	(g)

Net assets end of year (000’s)	$1,016		$2		$431,394		$57
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.37%		0.37%	(h)	0.62%		0.62%	(h)
Before reimbursement/fee waiver	0.35%		0.67%	(h)	0.60%		0.92%	(h)
Net investment income, to average net assets(e)	2.17%		6.63%	(h)	2.75%		7.71%	(h)
Portfolio turnover rate(f)	24%		11%	(g)	24%		11%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

(i) Commenced operations on May 1, 2008.

171

Financial Highlights

Transamerica Index 100 VP

For a share outstanding throughout each period
	Initial Class Nov 19 to Dec 31, 2009(h)		Service Class Nov 19 to Dec 31, 2009(h)
Net asset value
Beginning of year	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.10		0.14
Net realized and unrealized gain	0.16		0.12
Total operations	0.26		0.26
Net asset value
End of period	$10.26		$10.26

Total return(b)	2.60%	(f)	2.60%	(f)

Net assets end of year (000’s)	$257		$640
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.40%	(g)	0.65%	(g)
Before reimbursement/fee waiver	61.05%	(g)	61.30%	(g)
Net investment income, to average net assets(d)	8.52%	(g)	12.07%	(g)
Portfolio turnover rate(e)	7%	(f)	7%	(f)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying funds.

(f) Not annualized.

(g) Annualized.

(h) Commenced operations on November 19, 2009.

172

Financial Highlights

Transamerica International Moderate Growth VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,				May 1 to Dec 31, 2006(h)
	2009	2008	2007
Net asset value
Beginning of year	$6.72	$11.12	$10.43		$10.00
Investment operations
Net investment income(a),(c)	0.25	0.26	0.56		0.85
Net realized and unrealized gain (loss)	1.73	(4.14)	0.34		(0.42)
Total operations	1.98	(3.88)	0.90		0.43
Distributions
From net investment income	(0.20)	(0.21)	(0.13)		—
From net realized gains	—	(0.31)	(0.08)		—
Total distributions	(0.20)	(0.52)	(0.21)		—
Net asset value
End of year	$8.50	$6.72	$11.12		$10.43

Total return(b)	29.69%	(36.12)%	8.69%		4.30%	(f)

Net assets end of year (000’s)	$19,430	$15,195	$24,495		$7,516
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.14%	0.15%	0.19%	(i)	0.25%	(g)
Before reimbursement/fee waiver	0.14%	0.15%	0.19%	(i)	0.39%	(g)
Net investment income, to average net assets(c)	3.43%	2.76%	5.05%		12.92%	(g)
Portfolio turnover rate(e)	31%	19%	1%		1%	(f)

For a share outstanding throughout each period	Service Class
	Year Ended December 31,				May 1 to Dec 31, 2006(h)
	2009	2008	2007
Net asset value
Beginning of year	$6.68	$11.08	$10.41		$10.00
Investment operations
Net investment income(a),(c)	0.25	0.28	0.57		0.84
Net realized and unrealized gain (loss)	1.70	(4.17)	0.31		(0.43)
Total operations	1.95	(3.89)	0.88		0.41
Distributions
From net investment income	(0.19)	(0.20)	(0.13)		—
From net realized gains	—	(0.31)	(0.08)		—
Total distributions	(0.19)	(0.51)	(0.21)		—
Net asset value
End of year	$8.44	$6.68	$11.08		$10.41

Total return(b)	29.33%	(36.32)%	8.49%		4.10%	(f)

Net assets end of year (000’s)	$422,402	$255,872	$225,620		$44,053
Ratio and supplemental data

Expenses to average net assets(d)
After reimbursement/fee waiver	0.39%	0.40%	0.44%	(i)	0.50%	(g)
Before reimbursement/fee waiver	0.39%	0.40%	0.44%	(i)	0.64%	(g)
Net investment income, to average net assets(c)	3.40%	3.08%	5.18%		12.63%	(g)
Portfolio turnover rate(e)	31%	19%	1%		1%	(f)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

173

(c) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying affiliated funds.

(f) Not annualized.

(g) Annualized.

(h) Commenced operations on May 1, 2006.

(i) Ratio is inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

174

Financial Highlights

Transamerica Jennison Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008		2007	2006	2005
Net asset value
Beginning of year	$5.00	$8.25		$7.86	$8.55	$8.01
Investment operations
Net investment income (loss)(a)	0.01	0.02		0.01	0.01	(0.01)
Net realized and unrealized gain (loss)	2.04	(2.99)		0.86	0.08	1.07
Total operations	2.05	(2.97)		0.87	0.09	1.06
Distributions
From net investment income	(0.01)	(0.01)		(0.01)	–	(0.02)
From net realized gains	–	(0.27)		(0.47)	(0.78)	(0.50)
Total distributions	(0.01)	(0.28)		(0.48)	(0.78)	(0.52)
Net asset value
End of year	$7.04	$5.00		$8.25	$7.86	$8.55

Total return(c)	41.00%	(37.01%)		11.51%	1.96%	13.79%
Net assets end of year (000's)	$476,900	$192,623		$161,847	$145,174	$152,630
Ratio and supplemental data
Expenses to average net assets	0.85%	0.86%		0.86%	0.87%	0.87%
Net investment income (loss), to average net assets	0.16%	0.29%		0.16%	0.07%	(0.14%)
Portfolio turnover rate	76%	74%		72%	78%	67%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008		2007	2006	2005
Net asset value
Beginning of year	$4.94	$8.16		$7.79	$8.51	$7.98
Investment operations
Net investment loss(a)	(0.01)	–	(b)	(0.01)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	2.02	(2.95)		0.85	0.08	1.06
Total operations	2.01	(2.95)		0.84	0.06	1.03
Distributions
From net investment income	–	–		–	–	–	(b)
From net realized gains	–	(0.27)		(0.47)	(0.78)	(0.50)
Total distributions	–	(0.27)		(0.47)	(0.78)	(0.50)
Net asset value
End of year	$6.95	$4.94		$8.16	$7.79	$8.51

Total return(c)	40.69%	(37.11%)		11.28%	1.60%	13.52%
Net assets end of year (000's)	$3,324	$695		$1,223	$838	$469
Ratio and supplemental data
Expenses to average net assets	1.10%	1.11%		1.11%	1.12%	1.12%
Net investment income (loss), to average net assets	(0.13%)	0.01%		(0.13%)	(0.21%)	(0.41%)
Portfolio turnover rate	76%	74%		72%	78%	67%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

175

Financial Highlights

Transamerica JPMorgan Core Bond VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.95	$11.81	$11.66	$11.83	$12.23
Investment operations
Net investment income(a)	0.73	0.58	0.52	0.53	0.54
Net realized and unrealized gain (loss)	0.40	0.06	0.26	(0.07)	(0.26)
Total operations	1.13	0.64	0.78	0.46	0.28
Distributions
From net investment income	(0.58)	(0.50)	(0.63)	(0.63)	(0.66)
From net realized gains	(0.09)	–	–	–	(0.02)
Total distributions	(0.67)	(0.50)	(0.63)	(0.63)	(0.68)
Net asset value
End of year	$12.41	$11.95	$11.81	$11.66	$11.83

Total return(b)	9.58%	5.58%	6.85%	3.92%	2.30%
Net assets end of year (000's)	$159,532	$135,307	$142,788	$157,167	$185,820
Ratio and supplemental data
Expenses to average net assets	0.57%	0.55%	0.58%	0.57%	0.59%
Net investment income, to average net assets	5.95%	4.88%	4.46%	4.54%	4.42%
Portfolio turnover rate	18%	28%	4%	5%	6%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$12.58	$12.43	$12.24	$12.41	$12.81
Investment operations
Net investment income(a)	0.74	0.58	0.52	0.53	0.53
Net realized and unrealized gain (loss)	0.43	0.06	0.27	(0.09)	(0.27)
Total operations	1.17	0.64	0.79	0.44	0.26
Distributions
From net investment income	(0.55)	(0.49)	(0.60)	(0.61)	(0.64)
From net realized gains	(0.09)	–	–	–	(0.02)
Total distributions	(0.64)	(0.49)	(0.60)	(0.61)	(0.66)
Net asset value
End of year	$13.11	$12.58	$12.43	$12.24	$12.41

Total return(b)	9.38%	5.25%	6.61%	3.63%	2.07%
Net assets end of year (000's)	$16,511	$13,957	$11,460	$10,591	$8,293
Ratio and supplemental data
Expenses to average net assets	0.82%	0.80%	0.83%	0.82%	0.84%
Net investment income, to average net assets	5.73%	4.65%	4.21%	4.29%	4.16%
Portfolio turnover rate	18%	28%	4%	5%	6%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

176

Financial Highlights

Transamerica JPMorgan Enhanced Index VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.15	$16.43	$16.35	$14.34	$14.04
Investment operations
Net investment income(a)	0.14	0.20	0.19	0.17	0.13
Net realized and unrealized gain (loss)	2.26	(5.49)	0.56	2.01	0.35
Total operations	2.40	(5.29)	0.75	2.18	0.48
Distributions
From net investment income	(0.19)	(0.23)	(0.21)	(0.17)	(0.18)
From net realized gains	–	(2.76)	(0.46)	–	–
Total distributions	(0.19)	(2.99)	(0.67)	(0.17)	(0.18)
Net asset value
End of year	$10.36	$8.15	$16.43	$16.35	$14.34

Total return(b)	29.59%	(37.35%)	4.54%	15.31%	3.46%
Net assets end of year (000’s)	$107,759	$83,543	$164,761	$193,322	$200,857
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.84%	0.82%	0.81%	0.81%	0.83%
Before reimbursement/fee waiver	0.85%	0.82%	0.81%	0.81%	0.83%
Net investment income, to average net assets	1.57%	1.59%	1.13%	1.16%	0.95%
Portfolio turnover rate	117%	74%	55%	55%	42%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.17	$16.45	$16.37	$14.36	$14.08
Investment operations
Net investment income(a)	0.12	0.17	0.15	0.14	0.10
Net realized and unrealized gain (loss)	2.26	(5.50)	0.56	2.00	0.35
Total operations	2.38	(5.33)	0.71	2.14	0.45
Distributions
From net investment income	(0.15)	(0.19)	(0.17)	(0.13)	(0.17)
From net realized gains	–	(2.76)	(0.46)	–	–
Total distributions	(0.15)	(2.95)	(0.63)	(0.13)	(0.17)
Net asset value
End of year	$10.40	$8.17	$16.45	$16.37	$14.36

Total return(b)	29.32%	(37.52%)	4.30%	14.96%	3.20%
Net assets end of year (000’s)	$4,671	$3,116	$7,051	$6,851	$7,462
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.09%	1.07%	1.06%	1.06%	1.08%
Before reimbursement/fee waiver	1.10%	1.07%	1.06%	1.06%	1.08%
Net investment income, to average net assets	1.32%	1.32%	0.88%	0.91%	0.71%
Portfolio turnover rate	117%	74%	55%	55%	42%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

177

Financial Highlights

Transamerica JPMorgan Mid Cap Value VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.25	$15.79	$16.60	$15.89	$14.81
Investment operations
Net investment income(a)	0.18	0.19	0.19	0.17	0.13
Net realized and unrealized gain (loss)	2.22	(4.89)	0.29	2.39	1.22
Total operations	2.40	(4.70)	0.48	2.56	1.35
Distributions
From net investment income	(0.18)	(0.20)	(0.17)	(0.15)	(0.03)
From net realized gains	(0.31)	(1.64)	(1.12)	(1.70)	(0.24)
Total distributions	(0.49)	(1.84)	(1.29)	(1.85)	(0.27)
Net asset value
End of year	$11.16	$9.25	$15.79	$16.60	$15.89

Total return(b)	26.41%	(32.88%)	2.83%	17.25%	9.15%
Net assets end of year (000’s)	$238,019	$190,306	$336,861	$353,498	$338,377
Ratio and supplemental data
Expenses to average net assets	0.89%	0.88%	0.87%	0.88%	0.89%	(c)
Net investment income, to average net assets	1.85%	1.40%	1.10%	1.02%	0.82%
Portfolio turnover rate	34%	43%	45%	40%	68%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.22	$15.73	$16.54	$15.83	$14.77
Investment operations
Net investment income(a)	0.16	0.14	0.15	0.13	0.09
Net realized and unrealized gain (loss)	2.21	(4.87)	0.28	2.37	1.22
Total operations	2.37	(4.73)	0.43	2.50	1.31
Distributions
From net investment income	(0.13)	(0.14)	(0.12)	(0.09)	(0.01)
From net realized gains	(0.31)	(1.64)	(1.12)	(1.70)	(0.24)
Total distributions	(0.44)	(1.78)	(1.24)	(1.79)	(0.25)
Net asset value
End of year	$11.15	$9.22	$15.73	$16.54	$15.83

Total return(b)	26.12%	(33.08%)	2.53%	16.96%	8.86%
Net assets end of year (000’s)	$669	$161	$435	$516	$614
Ratio and supplemental data
Expenses to average net assets	1.14%	1.13%	1.12%	1.13%	1.14%	(c)
Net investment income, to average net assets	1.63%	1.08%	0.89%	0.77%	0.59%
Portfolio turnover rate	34%	43%	45%	40%	68%

(a)  Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Includes recaptured expense by the investment adviser. The impact of recaptured expense was 0.02%.

178

Financial Highlights

Transamerica MFS International Equity VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$4.98	$8.88	$10.03	$8.75	$8.61
Investment operations
Net investment income(a)	0.08	0.15	0.18	0.08	0.11
Net realized and unrealized gain (loss)	1.53	(3.04)	0.63	1.88	0.92
Total operations	1.61	(2.89)	0.81	1.96	1.03
Distributions
From net investment income	(0.15)	(0.13)	(0.10)	(0.14)	(0.07)
From net realized gains	—	(0.88)	(1.86)	(0.54)	(0.82)
Total distributions	(0.15)	(1.01)	(1.96)	(0.68)	(0.89)
Net asset value
End of year	$6.44	$4.98	$8.88	$10.03	$8.75

Total return(b)	32.68%	(35.29%)	9.15%	23.07%	12.86%
Net assets end of year (000’s)	$191,514	$167,025	$327,306	$354,278	$265,260
Ratio and supplemental data
Expenses to average net assets	1.08%	1.05%	1.05%	1.07%	1.10%
Net investment income, to average net assets	1.58%	2.03%	1.77%	0.79%	1.30%
Portfolio turnover rate	18%	26%	35%	138%	103%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$4.92	$8.80	$9.97	$8.70	$8.59
Investment operations
Net investment income(a)	0.06	0.12	0.12	0.05	0.08
Net realized and unrealized gain (loss)	1.51	(3.01)	0.66	1.89	0.91
Total operations	1.57	(2.89)	0.78	1.94	0.99
Distributions
From net investment income	(0.13)	(0.11)	(0.09)	(0.13)	(0.06)
From net realized gains	—	(0.88)	(1.86)	(0.54)	(0.82)
Total distributions	(0.13)	(0.99)	(1.95)	(0.67)	(0.88)
Net asset value
End of year	$6.36	$4.92	$8.80	$9.97	$8.70

Total return(b)	32.24%	(35.54%)	8.87%	22.92%	12.42%
Net assets end of year (000’s)	$13,324	$7,656	$14,658	$8,120	$3,850
Ratio and supplemental data
Expenses to average net assets	1.33%	1.30%	1.30%	1.32%	1.35%
Net investment income, to average net assets	1.17%	1.76%	1.27%	0.55%	0.97%
Portfolio turnover rate	18%	26%	35%	138%	103%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

179

Financial Highlights

Transamerica Money Market VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value
Beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00
Investment operations
Net investment income(a)	–	(b)	0.02	0.05	0.05	0.03
Total operations	–	(b)	0.02	0.05	0.05	0.03
Distributions
From net investment income	–	(b)	(0.02)	(0.05)	(0.05)	(0.03)
Total distributions	–	(b)	(0.02)	(0.05)	(0.05)	(0.03)
Net asset value
End of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total return(c)	0.13%		2.37%	4.91%	4.74%	2.89%
Net assets end of year (000’s)	$493,531		$806,629	$495,893	$454,784	$347,350
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.36%	(d)	0.41%	0.40%	0.40%	0.40%
Before reimbursement/fee waiver	0.43%	(d)	0.41%	0.40%	0.40%	0.40%
Net investment income, to average net assets	0.15%		2.31%	4.88%	4.69%	2.84%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value
Beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00
Investment operations
Net investment income(a)	–	(b)	0.02	0.05	0.04	0.03
Total operations	–	(b)	0.02	0.05	0.04	0.03
Distributions
From net investment income	–	(b)	(0.02)	(0.05)	(0.04)	(0.03)
Total distributions	–	(b)	(0.02)	(0.05)	(0.04)	(0.03)
Net asset value
End of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total return(c)	0.04%		2.28%	4.65%	4.48%	2.63%
Net assets end of year (000’s)	$250,760		$297,764	$94,703	$43,663	$29,402
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.46%	(d)	0.66%	0.65%	0.65%	0.65%
Before reimbursement/fee waiver	0.68%	(d)	0.66%	0.65%	0.65%	0.65%
Net investment income, to average net assets	0.04%		1.95%	4.62%	4.47%	2.69%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratios are inclusive of Treasury expense. The impact of this expense was 0.03% on the Initial Class and 0.02% on the Service Class.

180

Financial Highlights

Transamerica Morgan Stanley Active International Allocation VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value
Beginning of year	$8.73		$17.16	$15.29	$12.42	$11.30
Investment operations
Net investment income(a)	0.15		0.28	0.29	0.25	0.18
Net realized and unrealized gain (loss)	2.10		(6.34)	2.05	2.67	1.34
Total operations	2.25		(6.06)	2.34	2.92	1.52
Distributions
From net investment income	(0.02)		(0.49)	(0.47)	(0.05)	(0.40)
From net realized gains	(0.15)		(1.88)	–	–	–
Total distributions	(0.17)		(2.37)	(0.47)	(0.05)	(0.40)
Net asset value
End of year	$10.81		$8.73	$17.16	$15.29	$12.42

Total return(c)	25.88%		(38.83%)	15.60%	23.51%	13.79%
Net assets end of year (000’s)	$129,300		$120,650	$247,159	$230,638	$190,875
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.07%		1.07%	1.02%	0.94%	0.94%
Before reimbursement/fee waiver	1.12%		1.09%	1.04%	1.05%	1.12%
Net investment income, to average net assets	1.66%		2.08%	1.75%	1.84%	1.62%
Portfolio turnover rate	38%		27%	27%	17%	22%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value
Beginning of year	$8.70		$17.12	$15.28	$12.43	$11.32
Investment operations
Net investment income(a)	0.12		0.25	0.25	0.21	0.15
Net realized and unrealized gain (loss)	2.10		(6.33)	2.04	2.67	1.36
Total operations	2.22		(6.08)	2.29	2.88	1.51
Distributions
From net investment income	–	(b)	(0.46)	(0.45)	(0.03)	(0.40)
From net realized gains	(0.15)		(1.88)	–	–	–
Total distributions	(0.15)		(2.34)	(0.45)	(0.03)	(0.40)
Net asset value
End of year	$10.77		$8.70	$17.12	$15.28	$12.43

Total return(c)	25.68%		(39.05%)	15.27%	23.18%	13.61%
Net assets end of year (000’s)	$13,613		$9,046	$17,983	$12,147	$4,917
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.32%		1.32%	1.27%	1.19%	1.19%
Before reimbursement/fee waiver	1.37%		1.34%	1.29%	1.30%	1.37%
Net investment income, to average net assets	1.30%		1.84%	1.47%	1.48%	1.27%
Portfolio turnover rate	38%		27%	27%	17%	22%
(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

181

Financial Highlights

Transamerica Morgan Stanley Mid-Cap Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008		2007	2006		2005
Net asset value
Beginning of year	$13.59	$25.83		$21.08	$19.18		$17.85
Investment operations
Net investment income (loss)(a)	0.03	–	(b)	0.11	0.05		(0.02)
Net realized and unrealized gain (loss)	8.20	(11.80)		4.64	1.85		1.37
Total operations	8.23	(11.80)		4.75	1.90		1.35
Distributions
From net investment income	–	(0.44)		–	–		(0.02)
Total distributions	–	(0.44)		–	–		(0.02)
Net asset value
End of year	$21.82	$13.59		$25.83	$21.08		$19.18

Total return(c)	60.56%	(46.29%)		22.53%	9.91%		7.55%
Net assets end of year (000’s)	$437,513	$294,219		$648,069	$593,375		$642,496
Ratio and supplemental data
Expenses to average net assets	0.93%	0.87%		0.89%	0.89%		0.92%
Net investment income (loss), to average net assets	0.16%	0.03%		0.47%	0.24%		(0.13%)
Portfolio turnover rate	35%	39%		76%	65%		177%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008		2007	2006		2005
Net asset value
Beginning of year	$13.44	$25.56		$20.91	$19.07		$17.78
Investment operations
Net investment income (loss)(a)	(0.01)	(0.05)		0.05	–	(b)	(0.07)
Net realized and unrealized gain (loss)	8.09	(11.68)		4.60	1.84		1.36
Total operations	8.08	(11.73)		4.65	1.84		1.29
Distributions
From net investment income	–	(0.39)		–	–		–
Total distributions	–	(0.39)		–	–		–
Net asset value
End of year	$21.52	$13.44		$25.56	$20.91		$19.07

Total return(c)	60.12%	(46.44%)		22.24%	9.59%		7.31%
Net assets end of year (000’s)	$10,729	$4,363		$12,057	$6,634		$4,758
Ratio and supplemental data
Expenses to average net assets	1.18%	1.12%		1.14%	1.14%		1.17%
Net investment income (loss), to average net assets	(0.06%)	(0.22%)		0.21%	–%	(d)	(0.40%)
Portfolio turnover rate	35%	39%		76%	65%		177%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Rounds to less than (0.01%) or 0.01%.

182

Financial Highlights

Transamerica Multi Managed Large Cap Core VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.09	$19.04	$18.73	$18.23	$16.90
Investment operations
Net investment income(a)	0.10	0.18	0.19	0.15	0.14
Net realized and unrealized gain (loss)	4.02	(7.25)	1.50	1.59	1.43
Total operations	4.12	(7.07)	1.69	1.74	1.57
Distributions
From net investment income	(0.09)	(0.23)	(0.19)	(0.18)	(0.24)
From net realized gains	–	(2.65)	(1.19)	(1.06)	–
Total distributions	(0.09)	(2.88)	(1.38)	(1.24)	(0.24)
Net asset value
End of year	$13.12	$9.09	$19.04	$18.73	$18.23

Total return(b)	45.41%	(42.08%)	9.25%	10.33%	9.41%
Net assets end of year (000’s)	$199,996	$73,100	$153,192	$180,443	$208,119
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.84%	0.83%	0.82%	0.82%	0.82%
Before reimbursement/fee waiver	0.85%	0.83%	0.82%	0.82%	0.82%
Net investment income, to average net assets	0.91%	1.20%	0.97%	0.81%	0.84%
Portfolio turnover rate	73%	37%	37%	40%	50%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.27	$19.36	$19.04	$18.52	$17.19
Investment operations
Net investment income(a)	0.07	0.14	0.15	0.10	0.10
Net realized and unrealized gain (loss)	4.10	(7.38)	1.51	1.63	1.45
Total operations	4.17	(7.24)	1.66	1.73	1.55
Distributions
From net investment income	(0.08)	(0.20)	(0.15)	(0.15)	(0.22)
From net realized gains	–	(2.65)	(1.19)	(1.06)	–
Total distributions	(0.08)	(2.85)	(1.34)	(1.21)	(0.22)
Net asset value
End of year	$13.36	$9.27	$19.36	$19.04	$18.52

Total return(b)	45.09%	(42.20%)	8.94%	10.06%	9.12%
Net assets end of year (000’s)	$12,453	$1,852	$1,878	$1,428	$1,076
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.09%	1.08%	1.06%	1.07%	1.07%
Before reimbursement/fee waiver	1.10%	1.08%	1.06%	1.07%	1.07%
Net investment income, to average net assets	0.65%	0.98%	0.74%	0.55%	0.59%
Portfolio turnover rate	73%	37%	37%	40%	50%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

183

Financial Highlights

Transamerica PIMCO Total Return VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007		2006	2005
Net asset value
Beginning of year	$10.66	$11.65	$10.98		$10.91	$11.12
Investment operations
Net investment income(a)	0.52	0.55	0.50		0.45	0.36
Net realized and unrealized gain (loss)	1.16	(0.86)	0.46		–	(0.10)
Total operations	1.68	(0.31)	0.96		0.45	0.26
Distributions
From net investment income	(0.73)	(0.51)	(0.29)		(0.38)	(0.20)
From net realized gains	(0.36)	(0.17)	–	(b)	–	(0.27)
Total distributions	(1.09)	(0.68)	(0.29)		(0.38)	(0.47)
Net asset value
End of year	$11.25	$10.66	$11.65		$10.98	$10.91

Total return(c)	16.03%	(2.79%)	8.95%		4.21%	2.33%
Net assets end of year (000’s)	$1,365,123	$1,213,602	$1,292,286		$976,434	$726,038
Ratio and supplemental data
Expenses to average net assets	0.70%	0.70%	0.70%		0.73%	0.74%
Net investment income, to average net assets	4.62%	4.87%	4.47%		4.13%	3.28%
Portfolio turnover rate	729%	740%	728%		709%	387%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007		2006	2005
Net asset value
Beginning of year	$10.66	$11.67	$11.00		$10.93	$11.16
Investment operations
Net investment income(a)	0.48	0.51	0.47		0.42	0.34
Net realized and unrealized gain (loss)	1.17	(0.85)	0.47		0.01	(0.11)
Total operations	1.65	(0.34)	0.94		0.43	0.23
Distributions
From net investment income	(0.72)	(0.50)	(0.27)		(0.36)	(0.19)
From net realized gains	(0.36)	(0.17)	–	(b)	–	(0.27)
Total distributions	(1.08)	(0.67)	(0.27)		(0.36)	(0.46)
Net asset value
End of year	$11.23	$10.66	$11.67		$11.00	$10.93

Total return(c)	15.75%	(3.07%)	8.80%		3.90%	2.03%
Net assets end of year (000’s)	$248,133	$65,268	$32,336		$24,957	$23,661
Ratio and supplemental data
Expenses to average net assets	0.95%	0.95%	0.95%		0.98%	0.99%
Net investment income, to average net assets	4.28%	4.55%	4.23%		3.86%	3.10%
Portfolio turnover rate	729%	740%	728%		709%	387%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

184

Financial Highlights

Transamerica ProFund UltraBear VP

For a share outstanding throughout each period	Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment loss(a), (e)	(0.05)
Net realized and unrealized loss	(4.27)
Total operations	(4.32)
Net asset value
End of period	$5.68

Total return(b)	(43.20%)	(g)
Net assets end of year (000’s)	$995
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.23%	(h)
Before reimbursement/fee waiver	12.53%	(h)
Net investment loss, to average net assets(e)	(1.21%)	(h)
Portfolio turnover rate(f)	—%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

185

Financial Highlights

Transamerica Small/Mid Cap Value VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.60	$22.10	$19.58	$18.33	$16.94
Investment operations
Net investment income(a)	0.14	0.28	0.34	0.19	0.16
Net realized and unrealized gain (loss)	4.84	(8.43)	4.35	2.94	2.11
Total operations	4.98	(8.15)	4.69	3.13	2.27
Distributions
From net investment income	(0.44)	(0.29)	(0.21)	(0.18)	(0.08)
From net realized gains	–	(2.06)	(1.96)	(1.70)	(0.80)
Total distributions	(0.44)	(2.35)	(2.17)	(1.88)	(0.88)
Net asset value
End of year	$16.14	$11.60	$22.10	$19.58	$18.33

Total return(b)	43.21%	(40.86%)	24.74%	18.05%	13.56%
Net assets end of year (000’s)	$222,235	$175,980	$463,795	$409,879	$407,351
Ratio and supplemental data
Expenses to average net assets	0.88%	0.86%	0.85%	0.86%	0.86%
Net investment income, to average net assets	1.03%	1.52%	1.57%	0.98%	0.92%
Portfolio turnover rate	89%	60%	18%	24%	33%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.49	$21.94	$19.48	$18.26	$16.92
Investment operations
Net investment income(a)	0.12	0.23	0.27	0.14	0.15
Net realized and unrealized gain (loss)	4.78	(8.36)	4.33	2.94	2.06
Total operations	4.90	(8.13)	4.60	3.08	2.21
Distributions
From net investment income	(0.38)	(0.26)	(0.18)	(0.16)	(0.07)
From net realized gains	–	(2.06)	(1.96)	(1.70)	(0.80)
Total distributions	(0.38)	(2.32)	(2.14)	(1.86)	(0.87)
Net asset value
End of year	$16.01	$11.49	$21.94	$19.48	$18.26

Total return(b)	42.90%	(41.05%)	24.39%	17.82%	13.26%
Net assets end of year (000’s)	$24,407	$12,628	$31,226	$15,822	$10,717
Ratio and supplemental data
Expenses to average net assets	1.13%	1.11%	1.10%	1.11%	1.11%
Net investment income, to average net assets	0.91%	1.29%	1.27%	0.73%	0.82%
Portfolio turnover rate	89%	60%	18%	24%	33%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

186

Financial Highlights

Transamerica T. Rowe Price Small Cap VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$5.27	$10.27	$10.36	$11.08	$12.35
Investment operations
Net investment loss(a)	(0.01)	(0.01)	(0.04)	(0.05)	(0.04)
Net realized and unrealized gain (loss)	2.02	(3.04)	1.03	0.35	1.21
Total operations	2.01	(3.05)	0.99	0.30	1.17
Distributions
From net realized gains	(0.25)	(1.95)	(1.08)	(1.02)	(2.44)
Total distributions	(0.25)	(1.95)	(1.08)	(1.02)	(2.44)
Net asset value
End of year	$7.03	$5.27	$10.27	$10.36	$11.08

Total return(b)	38.70%	(36.25%)	9.61%	3.59%	10.61%
Net assets end of year (000’s)	$128,238	$102,260	$224,187	$253,644	$326,681
Ratio and supplemental data
Expenses to average net assets	0.88%	0.83%	0.82%	0.84%	0.81%
Net investment loss, to average net assets	(0.26%)	(0.13%)	(0.40%)	(0.48%)	(0.36%)
Portfolio turnover rate	34%	30%	45%	34%	49%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$5.19	$10.14	$10.25	$11.00	$12.30
Investment operations
Net investment loss(a)	(0.03)	(0.03)	(0.07)	(0.08)	(0.07)
Net realized and unrealized gain (loss)	1.99	(3.00)	1.01	0.35	1.21
Total operations	1.96	(3.03)	0.94	0.27	1.14
Distributions
From net realized gains	(0.25)	(1.92)	(1.05)	(1.02)	(2.44)
Total distributions	(0.25)	(1.92)	(1.05)	(1.02)	(2.44)
Net asset value
End of year	$6.90	$5.19	$10.14	$10.25	$11.00

Total return(b)	38.33%	(36.40%)	9.27%	3.34%	10.40%
Net assets end of year (000’s)	$14,382	$7,434	$16,329	$17,411	$16,877
Ratio and supplemental data
Expenses to average net assets	1.13%	1.08%	1.07%	1.09%	1.06%
Net investment loss, to average net assets	(0.48%)	(0.38%)	(0.64%)	(0.73%)	(0.63%)
Portfolio turnover rate	34%	30%	45%	34%	49%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

187

Financial Highlights

Transamerica Third Avenue Value VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.50	$21.75	$26.33	$24.22	$20.98
Investment operations
Net investment income(a)	0.13	0.17	0.27	0.25	0.17
Net realized and unrealized gain (loss)	2.78	(7.09)	0.07	3.49	3.74
Total operations	2.91	(6.92)	0.34	3.74	3.91
Distributions
From net investment income	–	(0.70)	(1.07)	(0.21)	(0.12)
From net realized gains	(0.69)	(5.63)	(3.85)	(1.42)	(0.55)
Total distributions	(0.69)	(6.33)	(4.92)	(1.63)	(0.67)
Net asset value
End of year	$10.72	$8.50	$21.75	$26.33	$24.22

Total return(b)	34.88%	(41.15%)	1.20%	16.07%	18.81%
Net assets end of year (000’s)	$185,277	$160,338	$358,128	$1,121,918	$971,322
Ratio and supplemental data
Expenses to average net assets	0.92%	0.88%	0.87%	0.86%	0.87%
Net investment income, to average net assets	1.36%	1.06%	1.05%	1.00%	0.74%
Portfolio turnover rate	8%	13%	13%	17%	19%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.50	$21.70	$26.30	$24.21	$21.02
Investment operations
Net investment income(a)	0.10	0.14	0.19	0.19	0.12
Net realized and unrealized gain (loss)	2.78	(7.09)	0.08	3.49	3.73
Total operations	2.88	(6.95)	0.27	3.68	3.85
Distributions
From net investment income	–	(0.62)	(1.02)	(0.17)	(0.11)
From net realized gains	(0.69)	(5.63)	(3.85)	(1.42)	(0.55)
Total distributions	(0.69)	(6.25)	(4.87)	(1.59)	(0.66)
Net asset value
End of year	$10.69	$8.50	$21.70	$26.30	$24.21

Total return(b)	34.52%	(41.28%)	0.94%	15.78%	18.47%
Net assets end of year (000’s)	$19,759	$16,916	$52,218	$53,118	$36,086
Ratio and supplemental data
Expenses to average net assets	1.17%	1.13%	1.12%	1.11%	1.12%
Net investment income, to average net assets	1.12%	0.83%	0.74%	0.74%	0.53%
Portfolio turnover rate	8%	13%	13%	17%	19%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

188

Financial Highlights

Transamerica U.S. Government Securities VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$12.64	$12.00	$11.86	$11.94	$12.32
Investment operations
Net investment income(a)	0.39	0.44	0.54	0.52	0.43
Net realized and unrealized gain (loss)	0.17	0.47	0.16	(0.14)	(0.15)
Total operations	0.56	0.91	0.70	0.38	0.28
Distributions
From net investment income	(0.31)	(0.27)	(0.56)	(0.44)	(0.50)
From net realized gains	–	–	–	(0.02)	(0.16)
Total distributions	(0.31)	(0.27)	(0.56)	(0.46)	(0.66)
Net asset value
End of year	$12.89	$12.64	$12.00	$11.86	$11.94

Total return(b)	4.47%	7.66%	6.05%	3.27%	2.23%
Net assets end of year (000’s)	$202,820	$247,964	$149,664	$164,070	$186,335
Ratio and supplemental data
Expenses to average net assets	0.61%	0.60%	0.62%	0.62%	0.67%
Net investment income, to average net assets	3.09%	3.60%	4.56%	4.41%	3.50%
Portfolio turnover rate	157%	200%	170%	184%	92%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$12.86	$12.23	$12.09	$12.18	$12.53
Investment operations
Net investment income(a)	0.37	0.39	0.52	0.51	0.41
Net realized and unrealized gain (loss)	0.16	0.51	0.16	(0.14)	(0.16)
Total operations	0.53	0.90	0.68	0.37	0.25
Distributions
From net investment income	(0.29)	(0.27)	(0.54)	(0.44)	(0.44)
From net realized gains	–	–	–	(0.02)	(0.16)
Total distributions	(0.29)	(0.27)	(0.54)	(0.46)	(0.60)
Net asset value
End of year	$13.10	$12.86	$12.23	$12.09	$12.18

Total return(b)	4.20%	7.42%	5.78%	3.06%	1.98%
Net assets end of year (000’s)	$468,117	$620,178	$26,213	$8,572	$7,558
Ratio and supplemental data
Expenses to average net assets	0.86%	0.85%	0.87%	0.87%	0.92%
Net investment income, to average net assets	2.84%	3.14%	4.29%	4.27%	3.27%
Portfolio turnover rate	157%	200%	170%	184%	92%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

189

Financial Highlights

Transamerica WMC Diversified Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$14.98	$28.90	$25.95	$23.87	$20.88
Investment operations
Net investment income (loss)(a)	0.10	0.15	0.05	0.01	(0.02)
Net realized and unrealized gain (loss)	4.26	(13.09)	4.07	2.07	3.43
Total operations	4.36	(12.94)	4.12	2.08	3.41
Distributions
From net investment income	(0.16)	(0.06)	(0.01)	–	(0.08)
From net realized gains	–	(0.92)	(1.16)	–	(0.34)
Total distributions	(0.16)	(0.98)	(1.17)	–	(0.42)
Net asset value
End of year	$19.18	$14.98	$28.90	$25.95	$23.87

Total return(b)	29.20%	(46.00%)	16.29%	8.71%	16.54%
Net assets end of year (000’s)	$1,727,961	$1,442,534	$2,938,220	$3,324,168	$1,670,310
Ratio and supplemental data
Expenses to average net assets	0.79%	0.76%	0.76%	0.77%	0.80%
Net investment income (loss), to average net assets	0.63%	0.63%	0.18%	0.04%	(0.10%)
Portfolio turnover rate	43%	33%	38%	47%	34%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$14.80	$28.59	$25.73	$23.73	$20.80
Investment operations
Net investment income (loss)(a)	0.06	0.08	(0.02)	(0.05)	(0.07)
Net realized and unrealized gain (loss)	4.21	(12.95)	4.04	2.05	3.40
Total operations	4.27	(12.87)	4.02	2.00	3.33
Distributions
From net investment income	(0.08)	–	–	–	(0.06)
From net realized gains	–	(0.92)	(1.16)	–	(0.34)
Total distributions	(0.08)	(0.92)	(1.16)	–	(0.40)
Net asset value
End of year	$18.99	$14.80	$28.59	$25.73	$23.73

Total return(b)	28.90%	(46.17%)	16.04%	8.38%	16.28%
Net assets end of year (000’s)	$29,463	$23,553	$69,701	$64,730	$37,784
Ratio and supplemental data
Expenses to average net assets	1.04%	1.01%	1.01%	1.02%	1.05%
Net investment income (loss), to average net assets	0.37%	0.35%	(0.07%)	(0.22%)	(0.35%)
Portfolio turnover rate	43%	33%	38%	47%	34%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

190

Financial Highlights

Transamerica WMC Diversified Growth II VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$4.70	$10.32	$9.50	$9.49	$11.66
Investment operations
Net investment income(a)	0.06	0.09	0.06	0.05	0.04
Net realized and unrealized gain (loss)	1.48	(4.28)	1.55	0.72	1.62
Total operations	1.54	(4.19)	1.61	0.77	1.66
Distributions
From net investment income	(0.08)	(0.07)	(0.05)	(0.04)	(0.14)
From net realized gains	–	(1.36)	(0.74)	(0.72)	(3.69)
Total distributions	(0.08)	(1.43)	(0.79)	(0.76)	(3.83)
Net asset value
End of year	$6.16	$4.70	$10.32	$9.50	$9.49

Total return(b)	32.95%	(45.59%)	17.72%	8.76%	17.29%
Net assets end of year (000’s)	$14,019	$10,956	$21,551	$19,409	$19,991
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Before reimbursement/fee waiver	0.56%	0.47%	0.47%	0.45%	0.44%
Net investment income, to average net assets	1.07%	1.08%	0.64%	0.49%	0.36%
Portfolio turnover rate	46%	32%	47%	19%	29%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

191

Transamerica Series Trust

P.O. Box 9012

Clearwater, FL 33758-9012

Customer Service: 1-888-233-4339

ADDITIONAL INFORMATION about these portfolios is contained in the Statement of Additional Information, dated May 1, 2010, and in the annual and semi-annual reports to shareholders. The Statement of Additional Information is incorporated by reference into this prospectus. Other information about these portfolios has been filed with and is available from the U.S. Securities and Exchange Commission (“SEC”). Information about the portfolios (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Copies of this information may be obtained upon payment of a duplication fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549-0102. Reports and other information about the portfolios are also available on the SEC’s Internet site at http://www.sec.gov.

To obtain a copy of the Statement of Additional Information or the annual and semi-annual reports, without charge, or to request other information or make other inquiries about these portfolios, call 1-888-233-4339. In the Transamerica Series Trust’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the portfolios’ performance during the last fiscal year.

The Investment Company Act File Number for Transamerica Series Trust is 811-04419.

www.transamericafunds.com Distributor: Transamerica Capital, Inc.

Transamerica Series Trust

PROSPECTUS

May 1, 2010

Fund	Fund

Transamerica Asset Allocation – Conservative VP	Transamerica Growth Opportunities VP
Transamerica Asset Allocation – Growth VP	Transamerica Jennison Growth VP
Transamerica Asset Allocation – Moderate VP	Transamerica JPMorgan Mid Cap Value VP
Transamerica Asset Allocation – Moderate Growth VP	Transamerica Money Market VP
Transamerica BlackRock Large Cap Value VP	Transamerica Morgan Stanley Mid-Cap Growth VP
Transamerica Clarion Global Real Estate Securities VP	Transamerica PIMCO Total Return VP
Transamerica Convertible Securities VP	Transamerica Third Avenue Value VP
Transamerica Diversified Equity VP	Transamerica U.S. Government Securities VP
Transamerica Federated Market Opportunity VP	Transamerica WMC Diversified Growth VP

None of the portfolios of Transamerica Series Trust have a ticker symbol.

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Not insured by FDIC or any federal government agency.	May lose value.	Not a deposit of or guaranteed by any bank, bank affiliate, or credit union.

Information contained in this prospectus may apply to portfolios of Transamerica Series Trust not offered in your policy or contract.

Transamerica Asset Allocation – Conservative VP

Investment Objective: Seeks current income and preservation of capital.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.10%	0.10%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.03%	0.03%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.79%	0.79%
Total annual fund operating expenses[a]	0.92%	1.17%

a Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 94	$325	$576	$1,292
Service	$119	$372	$644	$1,420

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 25% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 35% of assets in equities, which may include both stocks and commodity-related securities, and 65% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks, volatility in the equity markets, historical performance, current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio construction manager, Morningstar Associates, LLC, may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

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Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Asset Allocation – The sub-adviser allocates the portfolio's assets among various underlying portfolios and/or exchange-traded funds. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses, and may cause the portfolio to underperform other portfolios with a similar strategy.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

• Credit – If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Defensive Investing – Short-term debt securities held by the portfolio for defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If a significant amount of the portfolio's assets are used for defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

2

• Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the portfolio's prospectus identifies certain risks of each underlying portfolio.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to a secondary index which is used to more closely reflect the principal strategies and policies of the portfolio. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	12.22%
Worst Quarter:	12/31/2008	-10.48%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 1, 2002)	25.22%	3.86%	5.26%
Service Class (commenced operations on May 1, 2003)	24.90%	3.62%	6.57%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.93%	4.97%	5.39%
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses, or taxes)	29.40%	1.10%	3.38%

Management:

Investment Adviser: Portfolio Construction Manager:

Transamerica Asset Management, Inc.  Morningstar Associates, LLC

Portfolio Construction Team:

Jon Hale, CFA, Co-Portfolio Manager since 2006

Maciej Kowara, CFA, Co-Portfolio Manager since 2006

Jeff McConnell, CFA, Co-Portfolio Manager since 2006

Michael Stout, CFA, Co-Portfolio Manager since 2006

3

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4

Transamerica Asset Allocation – Growth VP

Investment Objective: Seeks long-term capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.10%	0.10%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.04%	0.04%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.94%	0.94%
Total annual fund operating expenses[a]	1.08%	1.33%

a Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$110	$375	$661	$1,475
Service	$135	$421	$729	$1,601

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 18% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

• Under normal circumstances, it expects to invest primarily in underlying portfolios that invest in equities, which may include both stocks and commodity-related securities.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks, historical performance, current valuations, and other global economic factors.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio construction manager, Morningstar Associates, LLC, may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the

5

portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Asset Allocation – The sub-adviser allocates the portfolio's assets among various underlying portfolios and/or exchange-traded funds. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses, and may cause the portfolio to underperform other portfolios with a similar strategy.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Defensive Investing – Short-term debt securities held by the portfolio for defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If a significant amount of the portfolio's assets are used for defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the portfolio's prospectus identifies certain risks of each underlying portfolio.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance

6

calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	18.47%
Worst Quarter:	12/31/2008	-22.25%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 1, 2002)	29.82%	1.85%	3.86%
Service Class (commenced operations on May 1, 2003)	29.54%	1.60%	6.85%
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses, or taxes)	29.40%	1.10%	3.38%

Management:

Investment Adviser: Portfolio Construction Manager:

Transamerica Asset Management, Inc.  Morningstar Associates, LLC

Portfolio Construction Team

Jon Hale, CFA, Co-Portfolio Manager since 2006

Maciej Kowara, CFA, Co-Portfolio Manager since 2006

Jeff McConnell, CFA, Co-Portfolio Manager since 2006

Michael Stout, CFA, Co-Portfolio Manager since 2006

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

7

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8

Transamerica Asset Allocation – Moderate VP

Investment Objective: Seeks capital appreciation and current income.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.10%	0.10%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.03%	0.03%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.82%	0.82%
Total annual fund operating expenses[a]	0.95%	1.20%

a Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 97	$335	$592	$1,327
Service	$122	$381	$660	$1,455

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 18% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 50% of assets in equities, which may include both stocks and commodity-related securities, and 50% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks, volatility in the equity markets, historical performance, current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio construction manager, Morningstar Associates, LLC, may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

9

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Asset Allocation – The sub-adviser allocates the portfolio's assets among various underlying portfolios and/or exchange-traded funds. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses, and may cause the portfolio to underperform other portfolios with a similar strategy.

• Credit – If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Defensive Investing – Short-term debt securities held by the portfolio for defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If a significant amount of the portfolio's assets are used for defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance

10

that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the portfolio's prospectus identifies certain risks of each underlying portfolio.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to a secondary index which is used to more closely reflect the principal strategies and policies of the portfolio. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	13.33%
Worst Quarter:	12/31/2008	-13.10%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 1, 2002)	26.40%	3.89%	5.27%
Service Class (commenced operations on May 1, 2003)	26.20%	3.64%	7.14%
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses, or taxes)	29.40%	1.10%	3.38%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.93%	4.97%	5.39%

Management:

Investment Adviser: Portfolio Construction Manager:

Transamerica Asset Management, Inc.  Morningstar Associates, LLC

Portfolio Construction Team:

Jon Hale, CFA, Co-Portfolio Manager since 2006

Maciej Kowara, CFA, Co-Portfolio Manager since 2006

Jeff McConnell, CFA, Co-Portfolio Manager since 2006

Michael Stout, CFA, Co-Portfolio Manager since 2006

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus

11

and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

12

Transamerica Asset Allocation – Moderate Growth VP

Investment Objective: Seeks capital appreciation with current income as a secondary objective.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.10%	0.10%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.03%	0.03%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.86%	0.86%
Total annual fund operating expenses[a]	0.99%	1.24%

a Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$101	$347	$613	$1,373
Service	$126	$393	$681	$1,500

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 13% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 70% of assets in equities, which may include both stocks and commodity-related securities, and 30% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks, volatility in the equity markets, historical performance, current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio construction manager, Morningstar Associates, LLC, may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

13

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Asset Allocation – The sub-adviser allocates the portfolio's assets among various underlying portfolios and/or exchange-traded funds. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses, and may cause the portfolio to underperform other portfolios with a similar strategy.

• Credit – If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Defensive Investing – Short-term debt securities held by the portfolio for defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If a significant amount of the portfolio's assets are used for defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance

14

that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the portfolio's prospectus identifies certain risks of each underlying portfolio.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to a secondary index which is used to more closely reflect the principal strategies and policies of the portfolio. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	15.60%
Worst Quarter:	12/31/2008	-17.33%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 1, 2002)	28.16%	3.05%	4.77%
Service Class (commenced operations on May 1, 2003)	27.87%	2.82%	7.18%
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses, or taxes)	29.40%	1.10%	3.38%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.93%	4.97%	5.39%

Management:

Investment Adviser: Portfolio Construction Manager:

Transamerica Asset Management, Inc.  Morningstar Associates, LLC

Portfolio Construction Team:

Jon Hale, CFA, Co-Portfolio Manager since 2006

Maciej Kowara, CFA, Co-Portfolio Manager since 2006

Jeff McConnell, CFA, Co-Portfolio Manager since 2006

Michael Stout, CFA, Co-Portfolio Manager since 2006

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about

15

the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

16

Transamerica BlackRock Large Cap Value VP

Investment Objective: Seeks long-term capital growth.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.78%	0.78%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.06%	0.06%
Total annual fund operating expenses	0.84%	1.09%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 86	$300	$532	$1,199
Service	$111	$347	$601	$1,329

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 128% of the average value of the portfolio's portfolio.

Principal Investment Strategies: Under normal circumstances, the portfolio's sub-adviser, BlackRock Investment Management, LLC (“BlackRock”), invests at least 80% of the portfolio's net assets in equity securities of large cap companies. The portfolio considers a large cap company to be one which, at the time of purchase, has a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Value Index. As of December 31, 2009, the lowest market capitalization in this group was approximately $6.084 billion.

The portfolio may invest in foreign securities that are represented by American Depositary Receipts. The portfolio may invest in convertible securities, preferred stocks, illiquid securities, and U.S. government debt securities.

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

17

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

• U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2004, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

18

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2003	19.27%
Worst Quarter:	09/30/2002	-20.67%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 1, 1996)	13.99%	1.34%	4.77%
Service Class (commenced operations on May 1, 2003)	13.71%	1.09%	7.25%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	19.69%	-0.25%	2.47%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  BlackRock Investment Management, LLC

Portfolio Managers:

Robert C. Doll, Jr., CFA, Portfolio Manager since 2004

Daniel Hanson, CFA, Portfolio Manager since 2008

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

19

Transamerica Clarion Global Real Estate Securities VP

Investment Objective: Seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.79%	0.79%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.12%	0.12%
Total annual fund operating expenses	0.91%	1.16%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 93	$322	$570	$1,281
Service	$118	$368	$638	$1,409

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 61% of the average value of the portfolio's portfolio.

Principal Investment Strategies: Under normal conditions, the portfolio's sub-adviser, ING Clarion Real Estate Securities, LLC (“Clarion”), will invest at least 80% of the portfolio's net assets in equity securities of issuers that are principally engaged in the real estate industry. Clarion considers issuers principally engaged in the real estate industries to be companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's portfolio will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. As a general matter, Clarion intends to invest in common stocks and convertible securities of real estate companies, including real estate investment trusts (“REITs”).

Clarion uses a disciplined two-step process for constructing the portfolio's portfolio. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective. The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-backed securities such as pass through certificates, real estate mortgage investment conduit certificates, and collateralized mortgage obligations, or short-term debt obligations. However, the portfolio does not directly invest in real estate.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

This portfolio is non-diversified.

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Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Mortgage-Related Securities – Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.

• Non-Diversification – The portfolio is classified as “non-diversified,” which means it may invest in a larger percentage of its assets in one issuer than a diversified portfolio. To the extent the portfolio invests its assets in fewer issuers, the portfolio will be more susceptible to negative events affecting those issuers.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

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• Portfolio Turnover – The portfolio's investment strategy may result in a high portfolio turnover rate. High portfolio turnover would result in a correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the portfolio's performance.

• Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates. REITs are one type of real estate security. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure, and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

• REITs – When the portfolio invests in Real Estate Investment Trusts (“REITs”), it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.
• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser. On November 1, 2005, the portfolio modified its investment strategies; performance set forth prior to that date is attributable to the prior strategies.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	31.59%
Worst Quarter:	12/31/2008	-29.05%
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Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 1, 1998)	33.42%	2.98%	12.02%
Service Class (commenced operations on May 1, 2003)	33.01%	2.72%	10.56%
S&P Developed Property Index (reflects no deduction for fees, expenses, or taxes)	37.66%	1.50%	9.40%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  ING Clarion Real Estate Securities, LLC

Portfolio Managers:

T. Ritson Ferguson, CFA, Portfolio Manager since 2002

Joseph P. Smith, CFA, Portfolio Manager since 2002

Steven D. Burton, CFA, Portfolio Manager since 2002

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica Convertible Securities VP

Investment Objective: Seeks maximum total return through a combination of current income and capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.75%	0.75%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.07%	0.07%
Total annual fund operating expenses	0.82%	1.07%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 84	$294	$522	$1,176
Service	$109	$340	$590	$1,306

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 168% of the average value of the portfolio's portfolio.

Principal Investment Strategies: Transamerica Investment Management, LLC (“TIM”), the portfolio’s sub-adviser, will invest, under normal circumstances, at least 80% of the portfolio’s net assets in convertible securities across the credit spectrum. Convertible securities are fixed-income securities that convert into shares of common stock of their issuer. Convertible securities perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price.

TIM may invest the portfolio’s assets in other types of securities, including common stock, and may also invest in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions.

TIM may, but need not, invest in derivatives. TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio’s exposure to changing security prices or other factors that affect security values.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Active Trading – Certain portfolios are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

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• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the portfolio could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the portfolio's ability to dispose of the underlying securities may be restricted.

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• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	09/30/2009	16.86%
Worst Quarter:	12/31/2008	-19.77%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 1, 2002)	31.30%	2.53%	5.22%
Service Class (commenced operations on May 1, 2003)	31.16%	2.29%	6.02%
Bank of America Merrill Lynch All U.S. Convertible Securities Index (reflects no deduction for fees, expenses, or taxes)	49.13%	2.69%	5.34%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Transamerica Investment Management, LLC

Portfolio Managers:

Kirk J. Kim, Portfolio Manager (Lead) since 2002

Peter O. Lopez, Portfolio Manager (Co) since 2002

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to

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the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica Diversified Equity VP

Investment Objective: Seeks to maximize capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[b]
	Class of Shares
	Initial	Service
Management fees	0.73%	0.73%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.16%	0.16%
Total annual fund operating expenses	0.89%	1.14%
Expense reduction[a]	0.04%	0.04%
Total annual fund operating expenses after expense reduction	0.85%	1.10%

a Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through April 30, 2011, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 0.85%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized portfolio operating expenses are less than the cap, excluding 12b-1 fees and extraordinary expenses. The expense cap may be terminated by the portfolio’s Board of Trustees at any time.

b Annual portfolio operating expenses have been restated to reflect expenses for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 87	$312	$556	$1,254
Service	$112	$358	$624	$1,383

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 54% of the average value of the portfolio's portfolio.

Principal Investment Strategies: Transamerica Investment Management, LLC (“TIM”), the portfolio's sub-adviser, invests, under normal circumstances, at least 80% of the portfolio's net assets in domestic equity securities. The portfolio typically limits its holdings to fewer than 60 companies.

TIM uses a “bottom-up” approach to investing. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

TIM may invest in securities issued by companies of all sizes. Generally, however, TIM will invest in securities of companies whose market capitalization (total market value of publicly traded securities) is greater than $500 million at the time of investment. The portfolio may invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

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• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Focused Investing – To the extent the portfolio invests in a limited number of issuers, changes in the value of individual securities may have a significant impact on your investment.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

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Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2010, the portfolio was named Transamerica Templeton Global VP, and had a different sub-adviser, a different investment objective and used different investment strategies.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	20.60%
Worst Quarter:	12/31/2008	-21.70%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on December 3, 1992)	28.32%	1.24%	-3.89%
Service Class (commenced operations on May 1, 2003)	27.85%	0.96%	5.48%
Standard & Poor’s 500 Composite Stock Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-0.95%
Morgan Stanley Capital International World Index[1] (reflects no deduction for fees, expenses, or taxes)	30.79%	2.57%	0.23%

1 This index served as the benchmark for the portfolio prior to May 1, 2010, at which time it was replaced with the Standard & Poor’s 500 Composite Stock Index. This benchmark index change was made to more accurately reflect the principal strategies of the portfolio.

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Transamerica Investment Management, LLC

Portfolio Managers:

Edward S. Han, Portfolio Manager (Lead) since 2010

Peter O. Lopez, Portfolio Manager (Co) since 2009

Gary U. Rollé, CFA, Portfolio Manager (Co) since 2009

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

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Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica Federated Market Opportunity VP

Investment Objective: Seeks to provide absolute (positive) returns with low correlation to the U.S. equity market.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.75%	0.75%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.09%	0.09%
Total annual fund operating expenses	0.84%	1.09%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 86	$300	$532	$1,199
Service	$111	$347	$601	$1,329

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 183% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (“Federated”), invests, under normal circumstances, in domestic and foreign securities that Federated deems to be undervalued or out-of-favor, and other investments detailed in the strategy below which may include maintaining a cash position invested in traditional cash instruments. Federated may position the portfolio with respect to various asset classes or individual securities in a net long or net short position.

Federated’s investment management approach may be described as contrarian in nature because the sub-adviser anticipates that it will invest in out-of-favor securities, obtain short exposure on securities that are in favor, or deviate from the consensus view on markets in general, a sector, or individual securities. The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

The portfolio may invest in exchange-traded funds (“ETFs”), derivative contracts (such as options, swaps and futures contracts) and hybrid investments (such as notes linked to underlying securities, indices or commodities), or sell securities short in order to implement its investment strategy. When investing the fixed-income portion of the portfolio, Federated is not constrained by any duration or maturity range or credit quality.

The portfolio may invest in commodities by investing in a derivative or other hybrid instrument whose price depends upon the movement of an underlying commodity or by the performance of a commodity index.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

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• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Commodities – To the extent the portfolio invests in instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio will be subject to the risks of investing in physical commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The portfolio's investment exposure to the commodities markets may subject the portfolio to greater volatility than investments in more traditional securities, such as stocks and bonds.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

• Country, Sector or Industry Focus – To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries, the portfolio will be more susceptible to negative events affecting those countries, sectors or industries.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Currency Hedging – The portfolio may hedge its currency risk, using currency futures, forwards or options. However, these instruments may not always work as intended, and a portfolio may be worse off than if it had not used a hedging instrument.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

• Exchange Traded Funds – Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of bonds. ETF shares may trade at a premium or discount to NAV. ETFs are subject to secondary market trading risks.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

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• Hybrid Instruments – The risks of investing in hybrid instruments include a combination of the risks of investing in securities, commodities, options, futures, and currencies. An investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Investment Companies – To the extent that an underlying portfolio invests in other investment companies, such as exchange-traded funds, it is subject to the risks of these investment companies and bears its pro rata share of the investment companies’ expenses.

• Leveraging – The value of your investment may be more volatile if the portfolio borrows or uses derivatives that have a leveraging effect on the fund. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have had. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.

• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Portfolio Turnover – The portfolio's investment strategy may result in a high portfolio turnover rate. High portfolio turnover would result in a correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the portfolio's performance.

• REITs – When the portfolio invests in Real Estate Investment Trusts (“REITs”), it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

• Short Sales – A short sale may be effected by selling a security that the portfolio does not own. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio may also pay transaction costs and borrowing fees in connection with short sales.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Tax – In order to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code, the portfolio must meet certain requirements regarding, among other things, the source of its income. Any income the portfolio derives from investments in certain hard asset ETFs, such as commodity ETFs, must be limited to a maximum of 10% of the portfolio's gross income. If the portfolio fails to qualify as a RIC, the portfolio will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the portfolio's earnings and profits. If the portfolio were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the portfolio would be subject to the risks of diminished returns.

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• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to a secondary index which tracks short-term U.S. Government Securities. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	09/30/2000	11.46%
Worst Quarter:	09/30/2002	-7.85%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on March 1, 1994)	4.20%	1.32%	8.35%
Service Class (commenced operations on May 1, 2003)	3.95%	1.10%	5.06%
Russell 3000® Value Index (reflects no deduction for fees, expenses, or taxes)	19.76%	-0.24%	2.88%
Bank of America Merrill Lynch 3-Month Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	0.21%	3.02%	2.99%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Federated Equity Management Company of Pennsylvania

Portfolio Managers:

Steven J. Lehman, CFA, Senior Portfolio Manager since 1994

Dana L. Meissner, CFA, Portfolio Manager since 2009

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and

35

annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica Growth Opportunities VP

Investment Objective: Seeks to maximize long-term growth.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.80%	0.80%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.08%	0.08%
Total annual fund operating expenses	0.88%	1.13%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 90	$313	$554	$1,246
Service	$115	$359	$622	$1,375

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 60% of the average value of the portfolio's portfolio.

Principal Investment Strategies: Transamerica Investment Management, LLC (“TIM”), the portfolio's sub-adviser, under normal circumstances, invests at least 65% of the portfolio's assets in equity securities. A significant portion of the portfolio's assets may be invested in the securities of companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase. TIM uses a “bottom-up” approach to investing and builds the portfolio one company at a time by investing portfolio assets in equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show strong potential for steady growth; high barriers to competition; and experienced management. TIM believes that companies with small- and medium-sized capitalization levels are less actively followed by security analysts, and, therefore, they may be undervalued, providing strong opportunities for a rise in value.

The portfolio may invest in debt securities in pursuit of its investment objective.

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are

37

used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

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• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc., which employed different strategies.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	20.36%
Worst Quarter:	12/31/2008	-24.04%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 2, 2001)	36.86%	3.99%	6.90%
Service Class (commenced operations on May 1, 2003)	36.52%	3.73%	9.01%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses, or taxes)	46.29%	2.40%	2.26%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Transamerica Investment Management, LLC

Portfolio Managers:

Edward S. Han, Portfolio Manager (Lead) since 2005

John J. Huber, CFA, Portfolio Manager (Lead) since 2005

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus

39

and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

40

Transamerica Jennison Growth VP

Investment Objective: Seeks long-term growth of capital.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.79%	0.79%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.06%	0.06%
Total annual fund operating expenses	0.85%	1.10%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 87	$303	$538	$1,211
Service	$112	$350	$606	$1,340

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 76% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio's sub-adviser, Jennison Associates LLC (“Jennison”), invests, under normal circumstances, at least 65% of the portfolio's total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts of U.S. companies with market capitalizations of at least $1 billion that Jennison considers to have above average prospects for growth. These companies are generally medium- to large-capitalization companies.

The sub-adviser uses a “bottom-up” approach, researching and evaluating individual company fundamentals rather than macro-economic factors, to identify individual companies with earnings growth potential that may not be recognized by the market at large. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

The portfolio may invest up to 20% of its assets in the securities of foreign issuers.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

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• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Medium-Sized Companies – Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies generally are subject to more volatility in price than larger company securities.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Jennison Growth Portfolio of Endeavor Series Trust. Jennison has been the

42

portfolio’s sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	12/31/2001	16.24%
Worst Quarter:	12/31/2008	-20.76%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on November 18, 1996)	41.00%	2.82%	-2.14%
Service Class (commenced operations on May 1, 2003)	40.69%	2.58%	6.27%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	37.21%	1.63%	-3.99%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Jennison Associates LLC

Portfolio Managers:

Michael A. Del Balso, Portfolio Manager since 2000

Kathleen A. McCarragher, Portfolio Manager since 2000

Spiros “Sig” Segalas, Portfolio Manager since 2004

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica JPMorgan Mid Cap Value VP

Investment Objective: Seeks growth from capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.83%	0.83%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.06%	0.06%
Total annual fund operating expenses	0.89%	1.14%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 91	$316	$559	$1,257
Service	$116	$362	$628	$1,386

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 34% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's net assets in common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued. The portfolio will normally only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts. The portfolio may also invest up to 15% of its net assets in real estate investment trusts (“REITs”). Maximum weightings in any sector are double that of the benchmark or 25%, whichever is greater.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments without limit. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

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• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Medium-Sized Companies – Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies generally are subject to more volatility in price than larger company securities.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

• REITs – When the portfolio invests in Real Estate Investment Trusts (“REITs”), it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance

45

calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	09/30/2009	18.10%
Worst Quarter:	12/31/2008	-21.81%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 3, 1999)	26.41%	2.23%	4.76%
Service Class (commenced operations on May 1, 2003)	26.12%	1.96%	7.24%
Russell Midcap® Value Index (reflects no deduction for fees, expenses, or taxes)	34.21%	1.98%	7.58%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  J.P. Morgan Investment Management Inc.

Portfolio Managers:

Gloria Fu, CFA, Portfolio Manager since 2006

Lawrence Playford, CFA, Portfolio Manager since 2004

Jonathan K.L. Simon, Portfolio Manager since 2004

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

46

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

47

Transamerica Money Market VP

Investment Objective: Seeks maximum current income from money market securities consistent with liquidity and preservation of principal.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[a]
	Class of Shares
	Initial	Service
Management fees	0.35%	0.35%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.06%	0.06%
Total annual fund operating expenses	0.41%	0.66%

a Annual portfolio operating expenses have been restated to reflect expenses for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$42	$164	$298	$687
Service	$67	$211	$368	$822

Principal Investment Strategies: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), invests the portfolio's assets in the following high quality, short-term U.S. dollar-denominated money market instruments:

• short-term corporate obligations, including commercial paper, notes and bonds

• obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

• obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

• repurchase agreements involving any of the securities mentioned above

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. Each security, at the time of purchase by the portfolio, has been determined by the sub-adviser to present minimal credit risk.

As a money market fund, the portfolio tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification, liquidity and maturity of its investments. If, after purchase, the credit rating on a security held by the portfolio is downgraded or the credit quality deteriorates, or if the maturity on a security is extended, the portfolio's sub-adviser or Board of Trustees (where required by applicable regulations) will decide whether the security should be held or sold.

Principal Risks: An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, the portfolio could underperform other short-term debt instruments or money market funds, or you could lose money. The portfolio is subject to the following principal investment risks (in alphabetical order).

• Bank Obligations – To the extent the portfolio invests in U.S. bank obligations, the portfolio will be more susceptible to adverse events affecting the U.S. banking industry. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks’ profitability.

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• Credit – An issuer or obligor of a security held by the portfolio or a counterparty to a financial contract with the portfolio may default or its credit may be downgraded, or the value of assets underlying a security may decline. Subordinated securities will be disproportionately affected by a default or downgrade.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Interest Rate – The interest rates on short-term obligations held in the fund will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rates. The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Redemption – The portfolio may experience periods of heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the portfolio could have an adverse impact on the remaining shareholders in the portfolio. In addition, the portfolio may suspend redemptions when permitted by applicable regulations.

• Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the portfolio could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the portfolio's ability to dispose of the underlying securities may be restricted.

• U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.

• Yield – The amount of income you receive from the portfolio will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the portfolio's expenses could absorb all or a significant portion of the portfolio's income. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the portfolio’s yield.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares. Performance reflects any fee waivers

49

or expense reimbursements in effect during the relevant periods. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2000	1.62%
Worst Quarter:	12/31/2009	0.00%

7-DAY YIELD

(as of December 31, 2009)

Initial Class = 0.01%

Service Class = 0.01%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on October 2, 1996)	0.13%	3.00%	2.83%
Service Class (commenced operations on May 1, 2003)	0.04%	2.81%	2.25%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Transamerica Investment Management, LLC

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the

50

intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

51

Transamerica Morgan Stanley Mid-Cap Growth VP

Investment Objective: Seeks capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.80%	0.80%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.13%	0.13%
Total annual fund operating expenses	0.93%	1.18%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 95	$329	$581	$1,304
Service	$120	$375	$649	$1,432

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 35% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio's sub-adviser is Van Kampen Asset Management (“VKAM”). Under normal circumstances, at least 80% of the portfolio's net assets will be invested in securities of medium-sized companies at the time of investment. A medium-sized company is generally defined by reference to those companies represented in the Russell Midcap® Growth Index.

VKAM seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. VKAM typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward profile. VKAM generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities, rights and warrants, and debt securities. VKAM also may utilize derivative instruments, including options on securities, futures contracts and options thereon and various currency transactions. Derivative instruments used by the fund will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

VKAM may invest up to 25% of the portfolio's assets in securities of foreign companies, including emerging market securities, primarily through ownership of depositary receipts. The portfolio may also invest up to 10% of its assets in real estate investment trusts (“REITs”).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

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• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Investing Aggressively – The value of developing company stocks may be volatile, and can drop significantly in a short period of time. Rights, options and futures contracts may not be exercised and may expire worthless. Warrants and rights may be less liquid than stocks. Use of futures and other derivatives may make the portfolio more volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

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• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

• REITs – When the portfolio invests in Real Estate Investment Trusts (“REITs”), it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	27.18%
Worst Quarter:	12/31/2008	-25.90%
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Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on March 1, 1993)	60.56%	4.55%	-3.85%
Service Class (commenced operations on May 1, 2003)	60.12%	4.28%	7.15%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses, or taxes)	46.29%	2.40%	-0.52%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Van Kampen Asset Management

Portfolio Managers:

Dennis P. Lynch, Lead Portfolio Manager since 2002

David S. Cohen, Portfolio Manager since 2002

Sam G. Chainani, Portfolio Manager since 2004

Alexander T. Norton, Portfolio Manager since 2005

Jason C. Yeung, Portfolio Manager since 2007

Armistead B. Nash, Portfolio Manager since 2008

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica PIMCO Total Return VP

Investment Objective: Seeks maximum total return consistent with preservation of capital and prudent investment management.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.63%	0.63%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.07%	0.07%
Total annual fund operating expenses	0.70%	0.95%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$72	$256	$457	$1,035
Service	$97	$303	$525	$1,166

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 729% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio's sub-adviser, Pacific Investment Management Company LLC (“PIMCO”), invests, under normal circumstances, at least 65% of the portfolio's net assets in fixed-income instruments of varying maturities. The average duration of this portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index, which as of December 31, 2009, was 4.57 years. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the portfolio's total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, Fitch, or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of the portfolio's total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging markets countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets. The portfolio may also invest up to 10% of its total assets in preferred stocks.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the

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portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Credit – If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Currency Hedging – The portfolio may hedge its currency risk, using currency futures, forwards or options. However, these instruments may not always work as intended, and a portfolio may be worse off than if it had not used a hedging instrument.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Leveraging – The value of your investment may be more volatile if the portfolio borrows or uses derivatives that have a leveraging effect on the fund. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have had. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.

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• Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Mortgage-Related Securities – Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

• Prepayment or Call – Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the portfolio will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The portfolio also may lose any premium it paid on the security.

• Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the portfolio could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the portfolio's ability to dispose of the underlying securities may be restricted.

• Rule 144A Securities – Rule 144A permits certain qualified institutional buyers, such as the portfolio, to trade in privately placed securities that have not been registered for sale to the public. Rule 144A securities may be deemed illiquid, and the portfolio might be unable to dispose of such securities promptly or at reasonable prices.

• Sovereign Debt – Sovereign debt instruments, are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.

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• Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	09/30/2009	7.17%
Worst Quarter:	09/30/2008	-4.67%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 1, 2002)	16.03%	5.56%	5.66%
Service Class (commenced operations on May 1, 2003)	15.75%	5.29%	4.92%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.93%	4.97%	5.39%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Pacific Investment Management Company LLC

Portfolio Manager:

Chris P. Dialynas, Portfolio Manager since 2008

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

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Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica Third Avenue Value VP

Investment Objective: Seeks long-term capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.80%	0.80%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.12%	0.12%
Total annual fund operating expenses	0.92%	1.17%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 94	$325	$576	$1,292
Service	$119	$372	$644	$1,420

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 8% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio's sub-adviser, Third Avenue Management LLC (“Third Avenue”), invests, under normal circumstances, at least 80% of the portfolio's assets in common stocks of U.S. and non-U.S. issuers. The portfolio seeks to achieve its objective mainly by acquiring common stocks of well-financed companies (meaning companies with high-quality assets and a relative absence of liabilities) at a discount to what the sub-adviser believes is their intrinsic value. The portfolio also seeks to acquire senior securities, such as debt instruments (including high-yield and distressed securities that may be in default and may have any or no credit rating) that the sub-adviser believes are undervalued.

Third Avenue employs an opportunistic, “bottom-up” research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. A "bottom-up" approach is looking at individual companies against the context of broader market factors.

The portfolio invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the portfolio's investment strategies and restrictions. The portfolio may invest up to 15% of its assets in high-yield/high risk fixed-income securities and other types of debt securities.

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

The portfolio is a non-diversified portfolio.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

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• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Non-Diversification – The portfolio is classified as “non-diversified,” which means it may invest in a larger percentage of its assets in one issuer than a diversified portfolio. To the extent the portfolio invests its assets in fewer issuers, the portfolio will be more susceptible to negative events affecting those issuers.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

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Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to a secondary index which is used to more closely reflect the principal strategies and policies of the portfolio. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	26.13%
Worst Quarter:	12/31/2008	-27.29%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on January 2, 1998)	34.88%	2.07%	9.18%
Service Class (commenced operations on May 1, 2003)	34.52%	1.81%	9.66%
Russell 3000® Value Index (reflects no deduction for fees, expenses, or taxes)	19.76%	-0.24%	2.88%
Morgan Stanley Capital International World Index[1] (reflects no deduction for fees, expenses, or taxes)	30.79%	2.57%	0.23%

1 This index was added as an additional benchmark to the portfolio on May 1, 2010 to more closely reflect the principal strategies and policies of the portfolio.

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Third Avenue Management LLC

Portfolio Managers:

Curtis R. Jensen, Co-Portfolio Manager since 1998

Yang Lie, Co-Portfolio Manager since 2008

Kathleen K. Crawford, Assistant Portfolio Manager since 2007

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

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Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica U.S. Government Securities VP

Investment Objective: Seeks to provide as high a level of total return as is consistent with prudent investment strategies.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.55%	0.55%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.06%	0.06%
Total annual fund operating expenses	0.61%	0.86%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$62	$228	$408	$ 928
Service	$88	$274	$477	$1,061

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 157% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio’s sub-adviser, Transamerica Investment Management, LLC (“TIM”), invests, under normal circumstances, at least 80% of the portfolio’s assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. These securities include:

• U.S. Treasury obligations

• Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities. Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise

• Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

• Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest up to 20% of its total assets in high yield debt securities, debt securities of foreign issuers in developed countries, and U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks. The portfolio may also invest in investment grade corporate bonds, short-term corporate debt securities, non-mortgage-backed securities and zero coupon bonds.

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of

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quantitative and fundamental research, including analysis of the creditworthiness of issuers and the rates of interest offered by various issuers.

The portfolio’s sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio’s interest rate exposure, as well as to hedge the portfolio’s investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Country, Sector or Industry Focus – To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries, the portfolio will be more susceptible to negative events affecting those countries, sectors or industries.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and

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the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Mortgage-Related Securities – Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.

• Zero Coupon Bonds – Zero coupon bonds pay no interest during the life of the obligation but trade at prices below their stated maturity value. Although these securities lock in a rate of return to maturity, they may be subject to greater fluctuations in market value than securities that pay interest periodically.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio’s sub-adviser since May 1, 2002.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	12/31/2008	5.07%
Worst Quarter:	06/30/2004	-2.83%
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Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on May 13, 1994)	4.47%	4.72%	5.07%
Service Class (commenced operations on May 1, 2003)	4.20%	4.47%	3.88%
Barclays Capital U.S. Government Index (reflects no deduction for fees, expenses, or taxes)	-2.20%	4.87%	6.17%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Transamerica Investment Management, LLC

Portfolio Managers:

Derek S. Brown, CFA, Portfolio Manager (Lead) since 2005

Greg D. Haendel, Portfolio Manager (Co) since 2003

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica WMC Diversified Growth VP

Investment Objective: Seeks to maximize long-term growth.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.72%	0.72%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.07%	0.07%
Total annual fund operating expenses	0.79%	1.04%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 81	$285	$505	$1,141
Service	$106	$331	$574	$1,271

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 43% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio invests, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria.

The portfolio’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. A "bottom-up" approach is looking at individual companies against the context of broader market factors.

Wellington Management continually monitors every company in the portfolio’s portfolio for fundamental attractiveness. The portfolio typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities,

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they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Focused Investing – To the extent the portfolio invests in a limited number of issuers, changes in the value of individual securities may have a significant impact on your investment.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

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Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Funds, Inc., which employed different investment strategies.

Prior to April 9, 2010, the portfolio was named Transamerica Equity VP, had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	18.98%
Worst Quarter:	12/31/2008	-24.19%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on December 31, 1980)	29.20%	0.55%	-1.01%
Service Class (commenced operations on May 1, 2003)	28.90%	0.29%	5.59%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	37.21%	1.63%	-3.99%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Wellington Management Company, LLP

Portfolio Manager:

Paul E. Marrkand, CFA, Portfolio Manager since 2010

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to

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the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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More On The Portfolios’ Strategies And Investments

The following provides additional information regarding the portfolios’ strategies and investments described at the front of the prospectus. Information contained in this prospectus may apply to portfolios of Transamerica Series Trust not offered in your policy or contract. Except as otherwise expressly stated for a particular portfolio in this prospectus or in the statement of additional information or as required by law, there is no limit on the amount of a portfolio’s assets that may be invested in a particular type of security or investment.

Transamerica AEGON High Yield Bond VP: The portfolio's sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's net assets in high-yield/high-risk bonds (commonly known as “junk bonds”).

Junk bonds are high risk debt securities rated in medium or lower rating categories or determined by AUIM to be of comparable quality.

AUIM’s strategy is to seek to achieve yields as high as possible while seeking to manage risk. AUIM uses a “top-down/bottom-up” approach in managing the portfolio's assets. The “top-down” approach is to adjust the risk profile of the portfolio. AUIM analyzes four factors that affect the movement of fixed-income bond prices which include: economic indicators; technical indicators that are specific to the high-yield market; investor sentiment and valuation. Analysis of these factors assists AUIM in its decision regarding the portfolio's allocations.

AUIM has developed a proprietary credit model that is the foundation of its “bottom-up” analysis. The model tracks historical cash flow numbers and calculates credit financial ratios. Because high-yield companies are of higher financial risk, AUIM does a thorough credit analysis of all companies in the portfolio, as well as all potential acquisitions.

Each potential buy and sell candidate is analyzed by AUIM from both the “top-down” and “bottom-up” strategies. An industry may look attractive in one area, but not the other. They can review the results of their analysis and decide whether or not to proceed with a transaction.

AUIM may sell portfolio securities when it determines there are changes in economic indicators, technical indicators or valuation.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Asset Allocation – Conservative VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 35% of assets in equities, which may include both stocks and commodity-related securities, and 65% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying funds that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolios, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

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It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other fund investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Asset Allocation – Growth VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

• Under normal circumstances, it expects to invest primarily in underlying portfolios that invest in equities, which may include both stocks and commodity-related securities.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), historical performance, global markets’ current valuations, and other global economic factors.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Asset Allocation – Moderate VP: The portfolio seeks its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 50% of assets in equities, which may include both stocks and commodity-related securities, and 50% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

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As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Asset Allocation – Moderate Growth VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 70% of assets in equities, which may include both stocks and commodity-related securities, and 30% of assets in fixed-income, which may include bonds, cash, cash equivalents and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Balanced VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio's objective by investing, under normal circumstances, primarily in common stocks and high quality bonds with maturities of less than 30 years. TIM allocates the portfolio's assets between equity and debt securities based on its assessment of current business and investment conditions. However, at all times, the portfolio will hold at least 25% of its assets in non-convertible fixed-income securities. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments.

TIM normally invests in a portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM’s equity and fixed-income management teams work together to build a portfolio of growth stocks combined with bonds that TIM considers to be of good credit quality purchased at favorable prices.

TIM uses a “bottom up” approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM’s opinion.

Equity Investments

TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term, above-average rate of return. In projecting free cash flows and determining earnings potential and valuation, TIM uses multiple factors such as:

• the quality of the management team;

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• the company’s ability to earn returns on capital in excess of the cost of capital;

• competitive barriers to entry; and

• the financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments

TIM’s bond management team seeks out bonds with credit strength of the quality that it believes could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. TIM analyzes this market information daily, negotiating each trade and buying bonds at what TIM considers to be the best available prices.

The portfolio may invest in mortgage-backed securities and lower-rated bonds. The portfolio may also invest in derivative securities, including futures, options and options on futures, swaps and foreign securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica BlackRock Global Allocation VP: The Fund seeks to achieve its objective by investing in both equity and debt securities, including money market securities and other short-term securities or instruments, of issuers located around the world. There is no limit on the percentage of assets the Fund can invest in a particular type of security. Generally, the Fund seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. Except as described below, the Fund has no geographic limits on where its investments may be located. This flexibility allows Fund management to look for investments in markets around the world that it believes will provide the best relative asset allocation to meet the Fund’s objective. The Fund may invest in securities of any market capitalization. The Fund may also invest in REITs.

Fund management uses the Fund’s investment flexibility to create a portfolio of assets that, over time, tends to be relatively balanced between equity and debt securities and that is widely diversified among many individual investments. While the Fund can, and does, look for investments in all the markets of the world, it will typically invest a majority of its assets in the securities of companies and governments located in North and South America, Europe, Australia and the Far East. In addition to investing in foreign securities, the Fund actively manages its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. From time to time, the Fund may own foreign cash equivalents or foreign bank deposits as part of the Fund’s investment strategy. The Fund will also invest in non-U.S. currencies, however, the Fund may underweight or overweight a currency based on the Fund management team’s outlook. The Fund may also invest in non-convertible debt securities. Non-convertible debt securities will generally be longer-term securities with the potential for capital appreciation through changes in interest rates, exchange rates or the general perception of the creditworthiness of issuers in certain countries.

The Fund’s composite Reference Benchmark has at all times since the Fund’s formation included a 40% weighting in non-U.S. securities. Throughout its history, the Fund has maintained a weighting in non-US securities, often exceeding the 40% Benchmark weighting and rarely falling below this allocation. Under normal circumstances, the Fund anticipates it will continue to allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by Fund management, in which case the Fund would invest at least 30%) — of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes the Fund may deviate very substantially from the allocation described above.

The Fund may invest a portion of its assets in securities related to real assets (like real estate or precious metals-related securities) such as stock, bonds or convertible bonds issued by real estate investment trusts or companies that mine precious metals.

The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles that exclusively invest in precious metals,

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which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. The Fund may also gain exposure to commodity markets by investing in the Subsidiary. The Subsidiary invests primarily in commodity-related instruments. BlackRock is the manager of the Subsidiary. The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The Fund will limit its investments in the Subsidiary to 25% of its net assets.

The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, BlackRock, in managing the Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described in detail in the SAI. The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Board regarding the Subsidiary’s compliance with its policies and procedures. The Fund and Subsidiary test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary complies with asset segregation requirements to the same extent as the Fund.

BlackRock provides investment management and other services to the Subsidiary. BlackRock does not receive separate compensation from the Subsidiary for providing it with investment management or administrative services. However, the Fund pays BlackRock based on the Fund’s assets, including the assets invested in the Subsidiary. The Subsidiary will also enter into separate contracts for the provision of custody, transfer agency, and audit services with the same or with affiliates of the same service providers that provide those services to the Fund. The financial statements of the Subsidiary will be consolidated with the Fund’s financial statements in the Fund’s Annual and Semi-Annual Reports. The Fund’s Annual and Semi-Annual Reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated in the Fund's prospectus.

In making investment decisions, Fund management tries to identify the long term trends and changes that could benefit particular markets and/or industries relative to other markets and industries. Fund management will consider a variety of factors when selecting the markets, such as the rate of economic growth, natural resources, capital reinvestment and the social and political environment.

In deciding between equity and debt investments, Fund management looks at a number of factors, such as the relative opportunity for capital appreciation, capital recovery risk, dividend yields and the level of interest rates paid on debt securities of different maturities. Dividend yield is a common stock’s annualized dividend stream divided by the stock’s current price, which represents the stock’s current expected rate of current income.

In selecting real assets (like real estate or precious metals-related securities), Fund management identifies real assets that it believes will increase in value because of economic trends and cycles or political or other events.

In selecting stocks and other securities that are convertible into stocks, Fund management emphasizes stocks that it believes are undervalued. Fund management places particular emphasis on companies with below average price/earnings ratios or that may pay above average dividends.

Fund management will invest in “junk” bonds, corporate loans and distressed securities only when it believes that they will provide an attractive total return, relative to their risk, as compared to higher quality debt securities. Distressed securities are securities that are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition or are rated in the lowest rating categories by at least one independent rating agency (CC or lower by S&P or Fitch or Ca or lower by Moody’s), or if unrated, judged to be of comparable quality by Fund management.

Fund management will invest in distressed securities when Fund management believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that the Fund will generally achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization.

Transamerica BlackRock Large Cap Value VP: The portfolio's sub-adviser, BlackRock Investment Management, LLC (“BlackRock”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's net assets in equity securities of large cap companies. The portfolio considers a large cap company to be one which, at the time of purchase, has a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Value Index. As of December 31, 2009, the lowest market capitalization in this group was approximately $6.084 billion.

The portfolio may invest in foreign securities that are represented by American Depositary Receipts. The portfolio may invest in convertible securities, preferred stocks, illiquid securities, and U.S. government debt securities.

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The portfolio will seek to outperform the Russell 1000® Value Index by investing in equity securities that BlackRock believes are selling at below normal valuations. The portfolio emphasizes value-oriented investments.

In selecting securities for the portfolio from its benchmark universe, BlackRock uses a proprietary multi-factor quantitative model. The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth. BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation.

A company’s stock price relative to its earnings and book value, among other factors, is also examined—if BlackRock believes that a company is overvalued, it will not be considered as an investment for any fund. After the initial screening is done, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations. “Fundamental analysis” is a method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an “index” portfolio. In seeking to outperform the benchmark, however, BlackRock reviews potential investments using certain criteria that are based on the securities in the relevant index. These criteria currently include the following:

• Relative price to earnings and price to book ratios

• Stability and quality of earnings

• Earnings momentum and growth

• Weighted median market capitalization of the portfolio

• Allocation among the economic sectors of the portfolio as compared to the applicable index

• Weighted individual stocks within the applicable index

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to the risk with respect to the depository institution holding the cash.

Transamerica BlackRock Tactical Allocation VP: BlackRock Financial Management, Inc. (“BlackRock”), the portfolio’s sub-adviser, seeks to achieve the portfolio’s objective by investing its assets in a combination of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

• Under normal circumstances, the portfolio’s investments in equity funds will vary between 40% and 90% of the portfolio’s net assets, with the remaining portion invested in fixed-income funds, which may include money market funds. Equity exposure increases with higher 10-year swap rates and lower implied volatility. Equity exposure decreases with lower swap rates and higher implied volatility.

• The portfolio’s target level of equity exposure is determined monthly by a proprietary tactical asset allocation model based on specified market factors, such as the 10-year swap rate and implied volatility. The model was provided to Transamerica Asset Management, Inc., the portfolio’s investment adviser, by an affiliated insurance company and is used by that company to develop and price insurance policies and variable annuity contracts. The model is run on the first business day of each month and produces the target equity allocation for the month.

• BlackRock may not vary or override the target level equity exposure regardless of their view of the market outlook. Based on the model’s target allocation, BlackRock selects among the underlying equity and fixed-income funds and rebalances the portfolio’s assets among the underlying portfolios to maintain the target weightings. BlackRock may choose to invest a portion of the portfolio’s assets in one or more underlying portfolios which they sub-advise.

• The equity funds may have fixed-income exposure and the fixed-income funds could likewise have equity exposure. Such exposures are not considered by the model and could impact the performance of the underlying portfolios and the portfolio.

• The portfolio may also invest directly in securities, including U.S. government securities, short-term commercial paper, cash and cash equivalents.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the

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portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

Transamerica Clarion Global Real Estate Securities VP: Under normal circumstances, the portfolio's sub-adviser, ING Clarion Real Estate Securities, LLC (“Clarion”), will invest at least 80% of the portfolio's net assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Clarion considers issuers principally engaged in the real estate industries to be companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's portfolio will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in equity securities of real estate companies which include common stocks of large-, mid- and small-sized issuers, including real estate investment trusts (“REITs”), and convertible securities.

Clarion uses a disciplined two-step process for constructing the portfolio's portfolio. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-backed securities such as pass through certificates, real estate mortgage investment conduit (“REMIC”) certificates, and collateralized mortgage obligations (“CMOs”), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

This portfolio is non-diversified.

Transamerica Convertible Securities VP: The portfolio’s sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the portfolio’s net assets in convertible securities across the credit spectrum. Convertible securities are fixed-income securities that convert into shares of common stock of their issuer.

Convertible securities perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. TIM may also invest the portfolio’s assets in other types of securities, including common stock.

TIM may invest the portfolio’s assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may, but not need, invest in derivatives. TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio’s exposure to changing security prices or other factors that affect security values.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Diversified Equity VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), invests, under normal circumstances, at least 80% of the portfolio's net assets in domestic equity securities. TIM uses an intrinsic valuation discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term, above-average rate of return. The portfolio typically limits its holdings to fewer than 60 companies.

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TIM uses a “bottom-up” approach to investing. It studies industry and economic trends, but focuses on researching individual companies. As part of TIM’s strategy, the portfolio's portfolio is constructed one company at a time. Each company passes through a rigorous research process and stands on its own merits as a viable investment in TIM’s opinion.

In projecting cash flows and determining earnings potential, TIM uses multiple factors such as:

• the quality of the management team

• the company’s ability to earn returns on capital in excess of the cost of capital

• competitive barriers to entry

• the financial condition of the company

In seeking to achieve the portfolio's goal, TIM may invest in securities issued by companies of all sizes. Generally, however, TIM will invest in the securities of companies whose market capitalization (total market value of publicly traded securities) is greater than $500 million.

Consistent with the portfolio's objectives and other policies, TIM may, but need not, invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Efficient Markets VP: The portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), seeks to achieve the portfolio’s objective by investing its assets in a combination of underlying exchange traded funds (“ETFs”) and institutional mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, it expects to allocate substantially all of its assets among the underlying portfolios to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 65% of portfolio assets in institutional mutual funds that invest primarily in equities and 35% of portfolio assets in ETFs that investment primarily in bonds. These percentages may vary. The underlying institutional mutual funds in which the portfolio may invest consist of domestic equity, international equity and value equity funds.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying portfolio based on what it considers to be prudent diversification principles. It seeks to utilize the principle of efficient markets, which assumes that market prices reflect values and information accurately and quickly, in implementing the portfolio’s strategy.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying portfolios that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

It is expected that the portfolio will hold at least four underlying ETFs and six underlying institutional mutual funds. The portfolio may invest in one or more underlying portfolios that may also invest in other funds. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolios at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

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As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio may invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Federated Market Opportunity VP: The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (“Federated”), pursues the portfolio's investment objective by investing, under normal circumstances, in domestic and foreign securities that Federated deems to be undervalued or out-of-favor, and other investments detailed in the strategy below which may include maintaining a cash position invested in traditional cash instruments. Federated can position the fund with respect to various asset classes or individual securities in a net long or a net short position.

Federated’s investment management approach may be described as contrarian in nature because the sub-adviser anticipates that it will invest in out-of-favor securities or deviate from the consensus view on markets in general, a sector, or individual securities.

The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. The portfolio generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships, or “revert to the mean.”

With regard to equity securities, Federated primarily uses the “value” style of investing and selects securities primarily utilizing a “bottom-up” approach to security analysis but also secondarily considers “top-down” analysis and sector allocation. Federated does not generally consider the composition of market indices in its selection of equity securities. Federated’s use of the “value” style of investing seeks to identify and select securities that, in Federated’s opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer’s industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company. Lastly, Federated assembles a portfolio of securities by considering sector allocations. Sectors are broad categories of companies with similar characteristics. Federated determines the sector allocation of the portfolio's portfolio primarily based upon its opinion as to which sectors are, as a whole, priced at a low market valuation when compared with other sectors, and which are currently out-of-favor. Depending on its outlook, Federated may take a short position in a particular asset class, security or other investment.

Federated uses technical analysis of the market as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

Federated may increase the portfolio's cash position if Federated is unable to find a sufficient number of attractive securities. Additionally, Federated anticipates normally keeping a portion of the portfolio's portfolio in cash in order to readily take advantage of buying opportunities, to increase current income or in an effort to preserve capital. The portfolio's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

When investing in fixed-income securities, Federated invests in asset classes within the fixed-income market that it believes offer the best relative value. When searching for asset classes within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. Such asset classes may include non-investment-grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations, as well as U.S. Treasury securities and other investment-grade securities. With regard to non-dollar denominated fixed-income securities, Federated also considers the currency appreciation potential of a given market. The fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities in order to increase or decrease its exposure to foreign interest rate and/or currency

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markets. Federated is not constrained by any duration or maturity range or credit quality when investing the fixed-income portion of the fund.

In addition to investing in equity and fixed-income securities, the portfolio may invest in the following in attempting to achieve its investment objective:

• derivative contracts or hybrid instruments;

• ETFs; and

• investments which give the fund exposure to the price of movement of gold, silver or other precious metals.

The portfolio may also purchase shares of ETFs in order to achieve exposure to a specific region, country, commodity or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in hybrid instruments or derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The portfolio may, for example, use derivative contracts to:

• obtain premiums from the sale of derivative contracts (e.g., write a put option on a security);

• realize gains from trading a derivative contract (e.g., buy a put option in anticipation of a decrease in an underlying security); or

• hedge against potential losses. For example, the portfolio may buy put options on stock indices or individual stocks (even if the stocks are not held by the portfolio) in an attempt to hedge against a decline in stock price.

There can be no assurance that the portfolio's use of derivative contracts or hybrid instruments will work as intended.

The fund may gain exposure to commodities by investing in hybrid instruments. For example, the fund may invest in hybrid instruments which are structured as interest-bearing notes whose amount paid at maturity is determined by the price of an underlying commodity or by the performance of a commodity index. Such commodities may include precious metals (e.g., gold, silver), industrial metals, (e.g., copper, nickel), agricultural and livestock commodities (e.g., wheat, pork), and energy related commodities (e.g., crude oil and natural gas). Finally, the fund may invest in derivatives contracts as part of its hedging strategies. For example, the fund may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which the fund may invest directly.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Focus VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio's objective by investing, under normal circumstances, primarily in domestic equity securities that, in TIM’s opinion, are trading at a material discount to intrinsic value. TIM assesses intrinsic value primarily through discounted cash flow analysis, though acquisition and comparable company valuation analyses may be used to a lesser extent. The portfolio will generally invest in domestic equity securities of any size. The portfolio may also invest up to 10% of its assets in short sale positions. The portfolio may invest up to 20% of its assets in convertible and non-convertible high-yield debt securities rated below investment grade.

TIM will use a “bottom-up” approach to investing. It studies industry and economic trends, but focuses on researching individual companies. The portfolio will be constructed one company at a time. Each company will pass through a research process and stand on its own merits as a viable investment in TIM’s opinion.

TIM’s equity management team seeks to identify U.S. companies showing:

• strong potential for shareholder value creation

• high barriers to competition

• solid free cash flow generating ability

• excellent capital allocation discipline

• experienced management aligned with shareholder interests

TIM seeks out dominant business franchises where the long-term, value-creating potential has not fully been recognized by the market.

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Consistent with the portfolio's objective and other policies, the portfolio may invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

In the event TIM is unable to identify sufficient investments that meet the portfolio's criteria, the portfolio may maintain a balance in cash and cash equivalents that may range up to 40% of total assets.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

This portfolio is non-diversified.

Transamerica Foxhall Emerging Markets/Pacific Rim VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting the market during recessionary trends.

• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, at least 80% of its net assets in ETFs that provide exposure to equity, fixed-income, currency or physical commodities that are economically tied to emerging markets or the Pacific Rim. A company, instrument or product is considered economically tied to emerging markets or the Pacific Rim if it meets one or more of the following criteria:

• principal securities trading in the securities market of an emerging market or a Pacific Rim country

• significant share of their total revenue from either goods or services produced or sales made in emerging markets or a Pacific Rim country

• significant portion of their assets in emerging markets or a Pacific Rim country

• organized under the laws of, or with principal offices in, an emerging market or Pacific Rim country

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

Countries that are considered emerging markets include but are not limited to the following:

Brazil  China   South Africa

Russia   India   South Korea

Countries that are considered Pacific Rim countries include but are not limited to the following:

Taiwan   Japan   Singapore

Malaysia Hong Kong New Zealand

• If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest,

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directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

The portfolio will normally be invested in at least six ETFs during a long-term market uptrend from the Foxhall Emerging Markets/Pacific Rim market segment. It will generally hold fewer in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Foxhall Global Conservative VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting markets during recessionary trends.

• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, approximately 75% of its net assets in ETFs representing debt securities of various maturities and credit quality, of companies and governments worldwide, commodities, foreign or U.S. currency and money market instruments, and approximately 25% of its net assets in ETFs representing stocks in companies all over the world. These percentages may vary.

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

• If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall has established internal guidelines for the fixed-income and equity components of its allocations. The fixed-income allocation is made up of one segment (bonds), while the equity allocation is comprised of three equity segments (developed markets, emerging markets and hard assets (such as real estate, precious metals and natural resources)).

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest, directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

It is expected that the portfolio will hold approximately twenty-two ETFs during a long-term market uptrend and fewer underlying portfolios in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

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The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Foxhall Global Growth VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting the market during recessionary trends.

• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, at least 80% of its net assets in equity ETFs representing stocks in companies all over the world, commodities or foreign or U.S. currency. The portfolio will invest approximately 60% in developed markets ETFs (e.g., United States and Western Europe); 30% in emerging markets (e.g., China and India) and Pacific Rim (e.g., Australia and Japan) ETFs; and 10% in hard assets ETFs (such as real estate, precious metals and natural resources). These percentages may vary.

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

• If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest, directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

It is expected that the portfolio will hold approximately eighteen ETFs during a long-term market uptrend and fewer underlying portfolios in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Foxhall Global Hard Asset VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting the market during recessionary trends.

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• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, at least 80% of its net assets in ETFs that track “hard assets.” Hard assets include precious metals, natural resources, real estate and commodities. Examples of these assets include, but are not limited to, oil, natural gas, wind energy, water resources, metals, currencies, food stuffs, agriculture equipment and services, and timber.

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

• If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”).

It is expected that the portfolio will hold at least six ETFs during a long-term market uptrend and fewer underlying portfolios in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Growth Opportunities VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), under normal circumstances, invests at least 65% of the portfolio's assets in equity securities. Equity securities include common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies.

A significant portion of the portfolio's assets may be invested in the equity securities of companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM uses a “bottom-up” approach to investing and builds the portfolio's portfolio one company at a time. TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

• strong potential for steady growth

• high barriers to competition

• experienced management incentivized along shareholder interests

It is the opinion of TIM that companies with smaller and medium-sized capitalization levels are less actively followed by security analysts, and, therefore, they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests primarily in equity securities, TIM may also, to a lesser extent, invest in debt securities in pursuit of its investment objective.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

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Transamerica Hanlon Balanced VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s equity allocation will generally vary between 25% and 75% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs or closed-end funds, consisting of any mixture of large, medium and small-cap styles and pursuing growth or value strategies. The portfolio’s bond allocation will generally vary between 25% and 75% of its net assets (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency, commodity, real estate and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Hanlon Growth VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s equity allocation will vary between 0% and 100% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs or closed-end funds, consisting of any mixture of large, medium and small-cap styles. Under certain market conditions, up to 100% of the portfolio could be allocated to bond ETFs or closed-end funds (which may include domestic and non-U.S. government and corporate bonds of any credit

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rating). Hanlon may also invest in currency, commodity, real estate and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Hanlon Growth and Income VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s equity allocation will generally vary between 0% and 75% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs or closed-end funds, consisting of any mixture of large, medium and small-cap styles and pursuing growth or value strategies. The portfolio’s bond allocation will generally vary between 0% and 25% of its net assets, but, under certain market conditions, up to 100% of the portfolio could be allocated to bond ETFs or closed-end funds (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency, commodity, real estate and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

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Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Hanlon Managed Income VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s bond allocation will vary between 0% and 100% of its net assets (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Index 35 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”).

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 35% of portfolio assets in ETFs that invest primarily in equities and 65% of portfolio assets in ETFs that invest primarily in bonds. These percentages may vary.

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• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time. The portfolio may also invest in institutional mutual funds.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without prior notice to investors.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Index 50 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”) and/or institutional mutual funds.

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 50% of portfolio assets in ETFs that invest primarily in equities and 50% of portfolio assets in ETFs that invest primarily in bonds. These percentages may vary.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving its investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

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Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Index 75 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”) and/or institutional mutual funds.

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 75% of portfolio assets in ETFs that invest primarily in equities and 25% of portfolio assets in ETFs that invest primarily in bonds. These percentages may vary.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable opportunity for achieving its investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment

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objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Index 100 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”).

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio will normally invest 100% of its assets, excluding cash and cash equivalents, in ETFs that invest primarily in equities. The portfolio intends to achieve a mix over time of approximately 75% of portfolio assets in ETFs that invest primarily in domestic equities and 25% of portfolio assets in ETFs that invest primarily in international equities. These percentages may vary.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time. The portfolio may also invest in institutional mutual funds.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without prior notice to investors.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica International Moderate Growth VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

• Under normal circumstances, it expects to allocate its investments in underlying portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging markets countries and in fixed-income securities of issuers in international developed markets. These percentages may vary.

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• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio’s portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio’s asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio’s asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Jennison Growth VP: The portfolio's sub-adviser, Jennison Associates LLC (“Jennison”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 65% of the portfolio's total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts, of U.S. companies with market capitalizations of at least $1 billion that Jennison considers to have above average prospects for growth. These companies are generally medium- to large-capitalization companies.

The sub-adviser uses a “bottom up” approach, researching and evaluating individual companies, to manage the portfolio's investments. Jennison looks primarily at individual company fundamentals rather than at macro-economic factors to identify individual companies with earnings growth potential that may not be recognized by the market at large.

When a sub-adviser uses a “bottom-up” approach, it looks primarily at individual companies against the context of broader market factors.

In selecting stocks for the portfolio, the sub-adviser looks for companies with the following financial characteristics:

• superior absolute and relative earnings growth

• above average revenue and earnings per share growth

• sustainable or improving profitability

• strong balance sheets

In addition, Jennison looks for companies that have actually achieved or exceeded expected earnings results and are attractively valued relative to their growth prospects. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the portfolio invests have historically been more volatile than the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”). In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 Index company tend to reinvest their earnings rather than distribute them, so the portfolio is not likely to receive significant dividend income on its investments. The sub-adviser focuses on stocks of companies that have distinct attributes such as:

• strong market position with a defensible franchise

• unique marketing competency

• strong research and development leading to superior new product flow

• capable and disciplined management

Such companies generally trade at high prices relative to their current earnings.

The portfolio may invest up to 20% of its assets in the securities of foreign issuers.

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The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica JPMorgan Core Bond VP: The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”) seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's assets in bonds, including (without limitation):

• U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities

• Medium- to high-quality corporate bonds

• Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations (“CMOs”)

• Asset-backed securities

• Commercial Mortgage Backed Securities (“CMBS”)

Generally, such bonds will have intermediate to long maturities.

To a lesser extent it may invest in:

• U.S. dollar-denominated foreign bonds

• Short-term securities, including agency discount notes, commercial paper and money market funds

The portfolio may invest in bonds and other debt securities that are rated in the lowest investment grade category. The portfolio's average weighted maturity will ordinarily range between four and 12 years, although the portfolio may shorten its average weighted maturity if deemed appropriate for temporary defensive purposes. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in the portfolio calculated so as to come most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of the portfolio's sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the portfolio's portfolio. Therefore, in the case of the portfolio, which may hold mortgage-backed securities, its average weighted maturity is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the portfolio given certain prepayment assumptions.

JPMorgan analyzes four major factors in managing and constructing the portfolio's portfolio: duration, market sector, maturity concentrations and individual securities. JPMorgan looks for market sectors and individual securities that it believes will perform well over time. JPMorgan is value oriented and selects individuals securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the portfolio can invest. The portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The portfolio may use derivatives as a substitute for various investments, to alter the investments characteristics of the portfolio, for risk management and/or to increase income or gain to the portfolio.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market economic, or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica JPMorgan Enhanced Index VP: The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of large- and medium-capitalization U.S. companies. The portfolio may invest in foreign companies included in the S&P 500 Index. Industry by industry, the portfolio’s weightings are generally similar to those of the S&P 500 Index. The portfolio normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500 Index.

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Within each industry, the portfolio’s sub-adviser may modestly overweight stocks that it views as undervalued or fairly valued while modestly underweighting or not holding stocks that it views as overvalued. The sub-adviser employs a three-step process in valuing stocks:

• Research — The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company’s real growth potential.

• Valuation — The research findings allow the sub-adviser to rank the companies in each industry group according to their relative value. The greater a company’s estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team’s findings.

• Stock Selection — The portfolio’s sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:

• High potential reward compared to potential risk

• Temporary mispricings caused by market overreactions

The portfolio normally invests primarily in common stocks. During ordinary market conditions, the portfolio’s sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments including:

• U.S. government securities

• Bankers’ acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank

• Commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations

• Repurchase agreements

• Short-term bonds and notes with remaining maturities of 13 months or less

The portfolio may, but not need, invest in derivatives.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica JPMorgan Mid Cap Value VP: The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of net assets in common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued.

The portfolio will normally only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.

JPMorgan may use derivatives to hedge various market risks or to increase the portfolio's income. The portfolio may also invest in master limited partnerships, although their use will not be a principal investment strategy. The portfolio may invest up to 15% of its net assets in real estate investment trusts (“REITs”).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica MFS International Equity VP: The portfolio's sub-adviser, MFS® Investment Management (“MFS”), seeks to achieve the portfolio's objective (capital growth) by investing, under normal circumstances, at least 80% of the portfolio's net

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assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries.

The portfolio normally invests primarily in equity securities of foreign companies, including emerging market equity securities. The portfolio may invest a relatively large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the portfolio, the sub-adviser is not constrained to any particular investment style. MFS may invest the portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. MFS may invest the portfolio's assets in companies of any size.

MFS may use derivatives for any investment purpose, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the portfolio, or as alternatives to direct investments.

MFS uses a “bottom-up” investment approach to buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate these and other factors may also be considered.

The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

MFS may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Money Market VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio's objective by investing the portfolio's assets in the following high quality, short-term U.S. dollar-denominated money market instruments:

• short-term corporate obligations, including commercial paper, notes and bonds

• obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

• obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

• repurchase agreements involving any of the securities mentioned above

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. Each security, at the time of purchase by the portfolio, has been determined by the sub-adviser to present minimal credit risk.

As a money market portfolio, the portfolio tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification and maturity of its investments. The portfolio invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The portfolio maintains a dollar-weighted average portfolio maturity of 60 days or less. If, after purchase, the credit rating on a security held by the portfolio is downgraded or the credit quality deteriorates, or if the maturity on a security is extended, the portfolio's sub-adviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

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Transamerica Morgan Stanley Active International Allocation VP: The portfolio’s sub-adviser is Morgan Stanley Investment Management Inc. (“MSIM”). Under normal circumstances, the portfolio invests primarily, in accordance with country and sector weightings determined by its sub-adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

MSIM utilizes a “top-down” approach that emphasizes country and sector selection and weighting rather than individual stock selection. MSIM seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) dynamics/fundamental change; and (iii) market momentum/technicals.

When a sub-adviser uses a “top-down” approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.

MSIM analyzes both the global economic environment and the economies of countries throughout the world, focusing mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia & Far East Index (the “MSCI EAFE Index”). These countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.

MSIM views each country and sector as a unique investment opportunity and evaluates factors such as valuation, growth, inflation, interest rates, corporate earnings growth, liquidity and risk characteristics, investor sentiment and economic and currency outlook. MSIM — on an ongoing basis — establishes the proportion or weighting for each country and sector (e.g., overweight, underweight or neutral) relative to the MSCI EAFE Index for investment by the portfolio. The sub-adviser invests the portfolio’s assets among the countries and/or sectors based on their assigned weighting. Within each country and/or sector, MSIM will invest in “baskets” of common stocks and other equity securities in an effort to match the performance of that country and/or sector. The portfolio may invest in emerging markets or developing countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging markets or developing countries. MSIM generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The portfolio may invest up to 10% of its net assets in foreign real estate companies, which are similar to entities organized and operated as real estate investment trusts (“REITs”) in the United States. Investing in foreign real estate companies makes the portfolio susceptible to the risks associated with the ownership of real estate and with the real estate industry in general, as well as risks that relate specifically to the way foreign real estate companies are organized and operated. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, foreign real estate companies, like U.S. REITs and mutual funds, have expenses, including management and administration fees that are paid by their shareholders. As a result, shareholders will absorb their proportional share of duplicate levels of fees when the portfolio invests in foreign real estate companies.

MSIM may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Morgan Stanley Mid-Cap Growth VP: Under normal circumstances, the portfolio will invest at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap® Growth Index. The portfolio's sub-adviser is Van Kampen Asset Management (“VKAM”). VKAM seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. VKAM typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. VKAM generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small-and large-sized companies, as well as preferred stocks, convertible securities, rights and warrants, and debt securities.

VKAM also may utilize derivative instruments, including options on securities, futures contracts and options thereon and various currency transactions in several different ways, depending upon the status of the portfolio's investment portfolio and

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VKAM’s expectations concerning the securities market. Derivative instruments used by the portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

VKAM may invest up to 25% of the portfolio's assets in securities of foreign companies, including emerging market securities, primarily through ownership of depositary receipts. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may also invest up to 10% of its assets in real estate investment trusts (“REITs”).

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested in the instruments described above except that at least a small portion of portfolio assets generally will be held as cash, repurchase agreements, or cash equivalents to honor redemption requests and for other short-term needs.

To the extent that portfolio assets are invested in cash equivalents, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to “equitize” the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Multi Managed Large Cap Core VP: The portfolio’s sub-adviser is Morgan Stanley Investment Management Inc. (“MSIM”). Under normal circumstances, at least 80% of the portfolio’s assets will be invested in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that MSIM believes have strong free cash flow and earnings growth potential or are undervalued. MSIM emphasizes individual security selection.

MSIM may invest up to 10% of the portfolio’s assets in securities of issuers economically tied to emerging markets countries. An issuer generally will be deemed to be economically tied to a country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. Derivative instruments used by the portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The portfolio may invest up to 10% of its total assets in real estate investment trusts (“REITs”).

The portfolio may invest up to 25% of its total assets in securities of foreign issuers, including emerging markets securities, primarily through ownership of depositary receipts.

The portfolio spans both growth and value styles of investing, and is managed by two separate groups at MSIM, a growth team and a value team. Both inflows and outflows will be allocated equally between the two investment styles. In addition, MSIM will rebalance monthly to maintain an equal allocation between the two investment styles. These allocations are non-discretionary.

Growth — The growth team seeks capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets.

The manager seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The manager typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

Value — The value team emphasizes a value style of investing seeking well-established, undervalued companies believed by MSIM to possess the potential for capital growth and income. Portfolio securities are typically sold when MSIM’s assessments of the capital growth and income potential of such securities materially change.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment

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objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica PIMCO Total Return VP: The portfolio's sub-adviser, Pacific Investment Management Company LLC (“PIMCO”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 65% of the portfolio's net assets in fixed-income securities of varying maturities.

The average duration of this portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Index, which as of December 31, 2009, was 4.57 years.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, Fitch, or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of the portfolio's total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging markets countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets. The portfolio may also invest up to 10% of its total assets in preferred stocks.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage-or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica ProFund UltraBear VP: The portfolio invests in derivatives that ProFund Advisors LLC (“ProFund Advisors”), the portfolio’s sub-adviser, believes should have similar daily return characteristics as twice (200%) the inverse (opposite) of the daily return of the Standard & Poor’s 500 Composite Stock Index (the “S&P 500 Index”). The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 500 U.S. operating companies and REITs selected by the S&P U.S. Index Committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis. As of September 30, 2009, the S&P 500 Index included companies with capitalizations between $1.1 billion and $329.7 billion. The average capitalization of the companies comprising the S&P 500 Index was approximately $19.6 billion. The S&P 500 Index is published under the Bloomberg ticket symbol “SPX.” Assets of the portfolio not invested in derivatives will typically be held in money market instruments.

Derivatives - The portfolio invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The portfolio invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the S&P 500 Index. Derivatives include:

• Futures Contracts - Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

• Swap Agreements - Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Money Market Instruments - The portfolio invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the portfolio should hold to approximate the performance of its benchmark. The

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portfolio may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the portfolio in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the portfolio. The portfolio seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the portfolio will seek to position its portfolio so that its exposure to its benchmark is consistent with the portfolio’s investment objective. The impact of the S&P 500 Index’s movements during the day will affect whether the portfolio’s portfolio needs to be re-positioned. For example, if the S&P 500 Index has risen on a given day, net assets of the portfolio should fall, meaning that the portfolio’s exposure will need to be decreased. Conversely, if the S&P 500 Index has fallen on a given day, net assets of the portfolio should rise, meaning the portfolio’s exposure will need to be increased.

The portfolio will concentrate its investment in a particular industry or group of industries to approximately the same extent as the S&P 500 Index is so concentrated.

The portfolio is non-diversified.

Transamerica Small/Mid Cap Value VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's net assets in small- and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion at the time of purchase.

The portfolio generally will invest in small and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM’s security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation, and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company’s products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

The portfolio may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica T. Rowe Price Small Cap VP: The portfolio’s sub-adviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of its net assets in small-cap growth companies.

Small-cap companies are currently defined by the sub-adviser as companies whose market capitalization falls within the range of companies in the Morgan Stanley Capital International U.S. Small Cap Growth Index (“MSCI U.S. Small Cap Growth Index”), which was approximately $42.28 million to $5.52 billion as of December 31, 2009, but the limits will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio’s initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range.

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not, under normal circumstances, constitute more than 50% of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

When a sub-adviser uses a “bottom-up” approach, it looks primarily at individual companies against the context of broader market factors.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a “bottom-up” manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/ earnings or price/book value

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ratios, for example) and projected earnings and sales growth, valuation, capital usage, and earnings quality. T. Rowe Price also considers portfolio risk characteristics in the process of portfolio construction.

While the portfolio normally invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets) or exchange traded funds in pursuit of its investment objective. The portfolio may, but not need, invest in derivatives, including stock index futures and options.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Third Avenue Value VP: The portfolio's sub-adviser, Third Avenue Management LLC (“Third Avenue”), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio's assets in common stocks of U.S. and non-U.S. issuers.

Third Avenue employs an opportunistic, “bottom-up” research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value.

The portfolio invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the portfolio's investment strategies and restrictions.

Third Avenue seeks to invest the portfolio's assets in attractive equity investments, which generally exhibit four essential characteristics:

• Strong Finances — the issuing company has a strong financial position, as evidenced by high-quality assets and a relative absence of significant liabilities.

• Competent Management — the company’s management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

• Understandable Business — comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

• Discount to Private Market Value — the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in high-yield/high-risk fixed-income securities and other types of debt securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

The portfolio is a non-diversified portfolio.

Transamerica U.S. Government Securities VP: The portfolio’s sub-adviser, Transamerica Investment Management, LLC (“TIM”), invests, under normal circumstances, at least 80% of the portfolio’s assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. These securities include:

• U.S. Treasury obligations

• Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities. Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise.

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• Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

• Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

• Investment grade corporate bonds

• Short-term corporate debt securities

• Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

• High yield debt securities (up to 20% of the portfolio’s total assets) so long as they are consistent with the portfolio’s objective (The weighted average maturity of such obligations will generally range from two to ten years.)

• High quality money-market securities

• Debt securities (up to 20% of the portfolio’s total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

• U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio’s total assets)

• Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the creditworthiness of issuers and the rates of interest offered by various issuers.

The portfolio’s sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio’s interest rate exposure, as well as to hedge the portfolio’s investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica WMC Diversified Growth VP: The portfolio invests, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria.

The portfolio’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. Fundamental analysis involves the assessment of a company’s business environment, market share, management, global expansion plans, balance sheet, income statement, anticipated earnings, revenues, and other related measures of value.

Wellington Management continually monitors every company in the portfolio’s portfolio for fundamental attractiveness. The portfolio typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment

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objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica WMC Diversified Growth II VP: The portfolio invests, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria.

The portfolio’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. Fundamental analysis involves the assessment of a company’s business environment, market share, management, global expansion plans, balance sheet, income statement, anticipated earnings, revenues, and other related measures of value.

Wellington Management continually monitors every company in the portfolio’s portfolio for fundamental attractiveness. The portfolio typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

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More On The Risks Of Investing In The Portfolios

Principal Investment Risks: The following provides additional information regarding the risks of investing in the portfolios as described at the front of the prospectus.

Active Investor: A significant portion of assets invested in the portfolio come from professional money managers and investors who use the portfolio as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the portfolio may have a negative impact on the portfolio’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the portfolio’s expense ratio may vary from current estimates or the historical ratio disclosed in this prospectus.

Active Trading: Certain portfolios are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

Asset Allocation: The sub-adviser allocates a portfolio's assets among various underlying portfolios. These allocations may be unsuccessful in maximizing a portfolio's return and/or avoiding investment losses.

Bank Obligations: If a portfolio concentrates in U.S. bank obligations, a portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks’ profitability.

Cash Management and Defensive Investing: Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

Commodities: Because a portfolio may invest in instruments whose performance is linked to the price of an underlying commodity or commodity index, a portfolio may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

Concentration: A portfolio will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the portfolio. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the portfolio will be more susceptible to the risks associated with that industry than a portfolio that does not concentrate its investments.

Convertible Securities: Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

Correlation and Compounding: A number of factors may affect the portfolio’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the portfolio will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the portfolio from achieving its investment objective. The risk of the portfolio not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the portfolio has a single day investment objective, the portfolio’s performance for periods greater than one day is likely to be either greater than or less than the inverse of the index performance times the stated multiple in the portfolio objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases.

Counterparty: The portfolio will be subject to the credit risk(that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the portfolio or held by special purpose or

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structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the portfolio may decline.

Country, Sector or Industry Focus: To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if a portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

Credit: If an obligor for a security held by the portfolio or a counterparty to a financial contract with the portfolio fails to pay, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the portfolio could decline. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the portfolio invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. The portfolio is subject to greater levels of credit risk to the extent it invests in junk bonds. These securities have a higher risk of issuer default and are considered speculative. The portfolio may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

Currency: When a portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, a portfolio's investments in foreign currency denominated securities may reduce the returns of a portfolio.

Currency Hedging: A portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another may remove a portfolio's opportunity to profit from the original currency and involves a risk of increased losses for a portfolio if the sub-adviser’s projection of future exchange rates is inaccurate.

Defensive Investing: Short-term debt securities held by a portfolio for defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If a portfolio holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. In that case, the portfolio would not earn income on the cash and the portfolio's yield would go down. If a significant amount of the portfolio's assets are used for defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

Derivatives: The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. A portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of a portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on a portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by a portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of a portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. A portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. A portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

Early Close/Late Close/Trading Halt: An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the portfolio being unable to buy or sell certain securities or derivatives. In such circumstances, the portfolio may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Emerging Markets: Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks. In addition, the risks associated with investing in emerging markets are often greater than investing in developed

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foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

Equity and Market: The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the portfolio to decrease.

Equity Securities: Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Exchange Traded Funds (“ETFs”): ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. ETFs typically seek to track an index, a commodity or a basket of assets like an index fund, but trade like a stock on an exchange. An investment in an ETF generally presents the same primary risks as an investment in a conventional portfolio (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) an active trading market for an ETF’s share may not develop or be maintained; or (iii) trading of an ETF’s share may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Fixed-Income Securities: The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

• market risk: fluctuations in market value

• interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

• prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing a portfolio to reinvest in lower yielding securities

• extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

• default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. A portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If a portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, a portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by a portfolio, or if an issuer of such a security has difficulty meeting its obligations, a portfolio may become the holder of a restructured security or of underlying assets. In that case, a portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Focused Investing: To the extent a portfolio invests in a limited number of issuers, its performance may be more volatile than portfolios that hold a greater variety of securities.

Foreign Securities: Investments in foreign securities, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

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• different accounting and reporting practices

• less information available to the public

• less (or different) regulation of securities markets

• more complex business negotiations

• less liquidity

• more fluctuations in prices

• delays in settling foreign securities transactions

• higher costs for holding shares (custodial fees)

• higher transaction costs

• vulnerability to seizure and taxes

• political or financial instability and small markets

• different market trading days

Geographic: Because a portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, a portfolio's performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically-diversified funds.

Growth Stocks: Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

Hard Assets: A portfolio is subject to risks associated with investing indirectly in hard assets, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. A portfolio's indirect investments in hard assets may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies.

High-Yield Debt Securities: High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

Hybrid Instruments: Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, commodities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose a portfolio to leverage risks or carry liquidity risks.

Increase in Expenses: Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

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Interest Rate: Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security tends to fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Inflation protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Interest Rate (Transamerica Money Market VP): The interest rates on short-term obligations held in a fund’s portfolio will vary, rising or falling with short-term interest rates generally. A portfolio's yield will tend to lag behind general changes in interest rates.

The ability of a portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

Inverse Correlation: Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

Investing Aggressively: The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

• Rights, options and futures contracts may not be exercised and may expire worthless.

• Warrants and rights may be less liquid than stocks.

• Use of futures and other derivatives may make a portfolio more volatile.

Investment Companies: To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds (“ETFs”), it bears its pro rata share of these investment companies’ expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

Leveraging: When a portfolio engages in transactions that have a leveraging effect on it, the value of the portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of a portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than a portfolio would otherwise have. A portfolio may take on leveraging risk by, among other things, engaging in derivative, when-issued, delayed-delivery, forward commitment or forward roll transactions or reverse repurchase agreements. Engaging in such transactions may cause a portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Liquidity: Liquidity risk exists when particular investments are difficult to sell. Although most of a portfolio's securities must be liquid at the time of investment, securities may become illiquid after purchase by a portfolio, particularly during periods of market turmoil. When a portfolio holds illiquid investments, a portfolio may be harder to value, especially in changing markets, and if a portfolio is forced to sell these investments to meet redemptions or for other cash needs, a portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain securities, a portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

Loans: A portfolio may invest in certain commercial loans, including loans generally known as “syndicated bank loans,” by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet a portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution’s interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect a portfolio.

Market: The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due

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to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The fund may experience a substantial or complete loss on any individual security.

Medium-Sized Companies: Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Mid Cap Securities: The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Money Market Funds: An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.

Mortgage-Related Securities: Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.

Non-Diversification: Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because a portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

Portfolio Selection: The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, quality, relative yield, value or market trends affecting a particular security, industry or sector, or about interest rates, is incorrect.

Portfolio Turnover: A portfolio may engage in a significant number of short-term transactions, which may adversely affect a portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for a portfolio. A portfolio ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income when distributed to shareholders.

Preferred Stock: Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company’s common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.

Prepayment or Call: Borrowers may pay back principal before the scheduled due date. Borrowers may find it advantageous to prepay principal due to a decline in interest rates or an excess in cash flow. Such prepayments may require the portfolio to replace a corporate loan, corporate debt security or other investment with a lower yielding security. This may adversely affect the portfolio's net asset value.

Real Estate Investment Trusts (“REITS”): Equity REITs can be affected by any changes in the value of the properties owned. A REIT’s performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

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Real Estate Securities: Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks may include, without limitation:

• declining real estate value

• risks relating to general and local economic conditions

• over-building

• increased competition for assets in local and regional markets

• increases in property taxes

• increases in operating expenses or interest rates

• change in neighborhood value or the appeal of properties to tenants

• insufficient levels of occupancy

• inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

Redemption (Transamerica Money Market VP): The portfolio may experience periods of heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the portfolio could have an adverse impact on the remaining shareholders in the portfolio. In addition, the portfolio may suspend redemptions when permitted by applicable regulations.

Repurchase Agreements: Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. If the other party to a repurchase agreement defaults on its obligation, a portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, a portfolio could lose money.

Rule 144A Securities: “Rule 144A” securities are securities that are not registered for sale to the public and thus are considered “restricted.” They may only be resold to certain qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by a portfolio could adversely affect the marketability of such security and a portfolio might be unable to dispose of such security promptly or at reasonable prices.

Short Sales: A short sale may be effected by selling a security that a portfolio does not own. In order to deliver the security to the purchaser, a portfolio borrows the security, typically from a broker-dealer or an institutional investor. A portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, a portfolio would incur a loss; conversely, if the price declines, a portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. A portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if a portfolio held only long positions. A portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected “against the box” if, at all times when the short position is open, a portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that a portfolio were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, a portfolio would forego the potential realization of the increased value of the shares sold short.

Smaller Companies: Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Small- or Medium-Sized Companies: Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies,

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generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Sovereign Debt: Sovereign debt instruments, which are debt obligations issued or guaranteed by a foreign governmental entity, are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on debt that it has issued or guaranteed, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, relationships with other lenders such as commercial banks, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or it may ask for forgiveness of interest or principal on its existing debt. On the other hand, a governmental entity may be unwilling to renegotiate the terms of its sovereign debt. There may be no established legal process for a U.S. bondholder (such as the fund) to enforce its rights against a governmental entity that does not fulfill its obligations, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Stocks: Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks a fund holds fluctuate in price, the value of your investment in a portfolio will go up and down.

Tactical Asset Allocation: The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using asset management styles, including those based on fundamental analysis or strategic asset allocation. The sub-adviser’s evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that under perform other securities.

The management process might also result in the portfolio having exposure to asset classes, countries or regions, or industries or groups of industries that underperform other management styles. In addition, the portfolio’s risk profile with respect to particular asset classes, countries and regions, and industries may change at any time based on the sub-adviser’s allocation decisions.

Tax: In order to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code, the portfolio must meet certain requirements regarding, among other things, the source of its income. Any income the portfolio derives from investments in certain hard asset ETFs, such as commodity ETFs, must be limited to a maximum of 10% of the fund’s gross income. If the portfolio fails to qualify as a RIC, the portfolio will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the portfolio's earnings and profits. If the portfolio were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the portfolio would be subject to the risks of diminished returns.

Underlying Funds or Portfolios: Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Funds” section of the fund’s prospectus identifies certain risks of each underlying portfolio.

U.S. Government Agency Obligations: Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.

Valuation: Many factors may influence the price at which the portfolio could sell any particular portfolio investment. The sales price may well differ--higher or lower--from the portfolio's last valuation, and such differences could be significant, particularly for illiquid securities, securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the portfolio may value these investments using

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more subjective methods, such as fair value methodologies. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the portfolio had not fair-valued the security or had used a different valuation methodology.

Value Investing: The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. A portfolio may underperform other equity funds that use different investing styles. A portfolio may also underperform other equity funds using the value style.

Warrants and Rights: Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

Yield (Transamerica Money Market VP): The amount of income paid to you by the portfolio will go up or down depending on day-to-day variations in short-term interest rates. When interest rates are very low, the portfolio's expenses could absorb all or a significant portion of the portfolio's income. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the portfolio's yield.

Zero Coupon Bonds – Zero coupon bonds pay no interest during the life of the obligation but trade at prices below their stated maturity value. Although these securities lock in a rate of return to maturity, they may be subject to greater fluctuations in market value than securities that pay interest periodically.

Please note that there are other factors that could adversely affect your investment in a portfolio and that could prevent the portfolio from achieving its investment objective. More information about risks appears in the Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

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SHAREHOLDER INFORMATION

Investment Adviser

Transamerica Series Trust's Board of Trustees is responsible for overseeing the management and business affairs of Transamerica Series Trust (“TST”). It oversees the operation of TST by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of TST is contained in the Statement of Additional Information (“SAI”).

Transamerica Asset Management, Inc. (“TAM”), located at 570 Carillon Parkway, St. Petersburg, FL 33716, serves as investment adviser for TST. The investment adviser hires investment sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each portfolio's sub-adviser. The investment adviser also monitors the sub-advisers’ buying and selling of portfolio securities and administration of the portfolios. For these services, TAM is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

AEGON USA Investment Management, LLC and Transamerica Investment Management, LLC are affiliates of TAM and TST.

Information contained in this prospectus may apply to portfolios of TST not offered in your policy or contract.

The portfolios may rely on an Order from the SEC (Release IC- 23379 dated August 5, 1998) that permits Transamerica Series Trust and its investment adviser, TAM, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on subadvisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

Advisory Fees

TAM receives compensation from each portfolio, calculated daily and paid monthly, based on an annual percentage of each portfolio's average daily net assets.

Advisory Fees Paid in 2009

For the fiscal year ended December 31, 2009, each portfolio paid the following advisory fee as a percentage of the portfolio's average daily net assets:

Name of Portfolio	Percentage
Transamerica AEGON High Yield Bond VP1	0.71%
Transamerica Asset Allocation – Conservative VP	0.10%
Transamerica Asset Allocation – Growth VP	0.10%
Transamerica Asset Allocation – Moderate VP	0.10%
Transamerica Asset Allocation – Moderate Growth VP	0.10%
Transamerica Balanced VP2	0.80%
Transamerica BlackRock Global Allocation VP3	0.00%
Transamerica BlackRock Large Cap Value VP4	0.78%
Transamerica BlackRock Tactical Allocation VP	0.10%
Transamerica Clarion Global Real Estate Securities VP	0.79%
Transamerica Convertible Securities VP	0.75%
Transamerica Diversified Equity VP5	0.75%
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Name of Portfolio	Percentage
Transamerica Efficient Markets VP	0.42%
Transamerica Federated Market Opportunity VP	0.75%
Transamerica Focus VP	0.80%
Transamerica Foxhall Emerging Markets/Pacific Rim VP	0.90%
Transamerica Foxhall Global Conservative VP	0.90%
Transamerica Foxhall Global Growth VP	0.90%
Transamerica Foxhall Global Hard Asset VP	0.90%
Transamerica Growth Opportunities VP	0.80%
Transamerica Hanlon Balanced VP	0.90%
Transamerica Hanlon Growth VP	0.90%
Transamerica Hanlon Growth and Income VP	0.90%
Transamerica Hanlon Managed Income VP	0.90%
Transamerica Index 35 VP	0.32%
Transamerica Index 50 VP	0.31%
Transamerica Index 75 VP	0.30%
Transamerica Index 100 VP	0.32%
Transamerica International Moderate Growth VP	0.10%
Transamerica Jennison Growth VP6	0.79%
Transamerica JPMorgan Core Bond VP	0.45%
Transamerica JPMorgan Enhanced Index VP	0.74%
Transamerica JPMorgan Mid Cap Value VP	0.83%
Transamerica MFS International Equity VP7	0.91%
Transamerica Money Market VP	0.35%
Transamerica Morgan Stanley Active International Allocation VP	0.85%
Transamerica Morgan Stanley Mid-Cap Growth VP	0.80%
Transamerica Multi Managed Large Cap Core VP	0.75%
Transamerica PIMCO Total Return VP	0.63%
Transamerica ProFund UltraBear VP	0.85%
Transamerica Small/Mid Cap Value VP	0.80%
Transamerica T. Rowe Price Small Cap VP	0.75%
Transamerica Third Avenue Value VP	0.80%
Transamerica U.S. Government Securities VP	0.55%
Transamerica WMC Diversified Growth VP	0.72%
Transamerica WMC Diversified Growth II VP	0.30%

1 Effective November 20, 2009, the advisory fee for the portfolio is 0.64% of the first $750 million of average daily net assets; and 0.60% of average daily net assets in excess of $750 million. Prior to November 20, 2009, the advisory fee for the portfolio was 0.715% of the first $250 million of average daily net assets; 0.71% of average daily net assets over $250 million up to $750 million; 0.68% of average daily net assets over $750 million up to $1 billion; and 0.67% of average daily net assets in excess of $1 billion.

2 Effective April 30, 2010, the advisory fee for the portfolio is 0.75% of the first $500 million of average daily net assets; 0.65% of average daily net assets over $500 million up to $1 billion; and 0.60% of average daily net assets in excess of $1 billion. Prior to that time, the advisory fee for the portfolio was 0.80% of the first $250 million of average daily net assets; 0.75% of average daily net assets over $250 million up to $500 million; 0.70% of average daily net assets over $500 million up to $1.5 billion; and 0.625% of average daily net assets in excess of $1.5 billion.

3 TAM currently waives its investment advisory fee.

4 Effective November 20, 2009, the advisory fee for the portfolio is 0.80% of the first $250 million of average daily net assets; 0.775% of average daily net assets over $250 million up to $750 million; 0.75% of average daily net assets over $750 million up to $1 billion; 0.65% of average daily net assets over $1 billion up to $2 billion; and 0.625% of average daily net assets in excess of $2 billion. Prior to November 20, 2009, the advisory fee for the portfolio was 0.80% of the first $250 million of average daily net assets; 0.775% of average daily net assets over $250 million up to $750 million; and 0.75% of average daily net assets in excess of $750 million.

5 Effective April 30, 2010, the advisory fee for the portfolio is 0.73% of the first $500 million of average daily net assets; 0.70% of average daily net assets over $500 million up to $2.5 billion; and 0.65% of average daily net assets in excess of $2.5 billion. Prior to that time, the advisory fee for the portfolio was 0.75% of the first $500 million of average daily net assets; 0.725% of average daily net assets over $500 million up to $1.5 billion; and 0.70% of average daily net assets in excess of $1.5 billion.

6 Effective April 30, 2010, the advisory fee for the portfolio is 0.80% of the first $250 million of average daily net assets; 0.75% of average daily net assets over $250 million up to $500 million; 0.70% of average daily net assets over $500 million up to $1 billion; and 0.60% of average daily net assets in excess of $1 billion. Prior to that time, the advisory fee for the portfolio was 0.80% of the first $250 million of average daily net assets; 0.775% of average daily net assets over $250 million up to $500 million; 0.70% of average daily net assets over $500 million up to $1 billion; 0.675% of average daily net assets over $1 billion up to $1.5 billion; and 0.65% of average daily net assets in excess of $1.5 billion.

7 Effective August 1, 2009, the advisory fee for the portfolio is 0.90% of the first $250 million of average daily net assets; 0.875% of average daily net assets over $250 million up to $500 million; 0.85% of average daily net assets over $500 million up to $1 billion; and 0.80% of average daily net assets in excess of $1 billion. Prior to August 1, 2009, the advisory fee for the portfolio was 0.925% of the first $250 million of average daily net assets; 0.90% of average daily net assets over $250 million up to $500 million; 0.85% of average daily net assets over $500 million up to $1 billion; and 0.80% of average daily net assets in excess of $1 billion.

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A discussion regarding the Board of Trustees’ approval of the advisory arrangements for Transamerica AEGON High Yield Bond VP, Transamerica Focus VP, Transamerica Foxhall Emerging Markets/Pacific Rim VP, Transamerica Foxhall Global Conservative VP, Transamerica Foxhall Global Growth VP, Transamerica Foxhall Global Hard Asset VP, Transamerica Index 35 VP, and Transamerica Index 100 VP is available in each portfolio's annual report for the fiscal year ended December 31, 2009. A discussion regarding the Board of Trustees’ approval for each of the other portfolios, except Transamerica Diversified Equity VP, Transamerica Efficient Markets VP, Transamerica WMC Diversified Growth VP and Transamerica WMC Diversified Growth II VP, is available in each portfolio’s semi-annual report for the fiscal period ended June 30, 2009. A discussion regarding the Board of Trustees’ approval for those portfolios will be available in each portfolio’s semi-annual report for the fiscal period ending June 30, 2010.

Portfolio Construction Manager

Morningstar Associates, LLC (“Morningstar”), 22 West Washington Street, Chicago, IL 60602, is the portfolio construction manager for the portfolios listed below.

Transamerica Asset Allocation – Conservative VP

Transamerica Asset Allocation – Growth VP

Transamerica Asset Allocation – Moderate Growth VP

Transamerica Asset Allocation – Moderate VP

Transamerica International Moderate Growth VP

Pursuant to an Asset Allocation Management Agreement between TAM and Morningstar, the portfolio construction manager will make the portfolios’ investment decisions, determine what portion of each asset allocation portfolio should be in the underlying portfolios and what portion, if any, should be held in U.S. Government securities, short-term commercial paper or other assets such as cash.

Portfolio Construction Manager Compensation

For the fiscal year ended December 31, 2009, the portfolio construction manager received the following fees as a percentage of a portfolio’s average daily net assets:

Transamerica Asset Allocation – Conservative VP 0.10%

Transamerica Asset Allocation – Growth VP 0.10%

Transamerica Asset Allocation – Moderate Growth VP 0.10%

Transamerica Asset Allocation – Moderate VP 0.10%

Transamerica International Moderate Growth VP 0.10%

Portfolio Construction Team

Each of the above listed portfolios are managed by a portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. The SAI provides additional information about the portfolio construction team’s compensation, other accounts managed by the portfolio construction team, and the portfolio construction team’s ownership in each portfolio.

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jon Hale, CFA/2006	Co-Portfolio Manager	Morningstar	Senior Consultant
Maciej Kowara, CFA/2006	Co-Portfolio Manager	Morningstar	Research & Development Consultant
Jeff McConnell, CFA/2006	Co-Portfolio Manager	Morningstar	Senior Consultant
Michael Stout, CFA/2006	Co-Portfolio Manager	Morningstar	Senior Consultant
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Sub-Advisers

The name and address of the sub-advisers are listed below. Pursuant to Investment Sub-advisory Agreements between TAM and each sub-adviser on behalf of the respective portfolios, each sub-adviser shall make investment decisions, buy and sell securities for the portfolios, conduct research that leads to these purchase and sale decisions, and pay broker-dealers a commission for these trades (which can include payments for research and brokerage services).

The sub-advisers listed below receive compensation, calculated daily and paid monthly, from TAM. For the fiscal year ended December 31, 2009, the sub-advisers received the following sub-advisory fees as a percentage of a portfolio's average daily net assets:

Portfolio	Sub-Advisory Fee	Name and Address of Sub-Adviser
Transamerica AEGON High Yield Bond VP1 Transamerica Efficient Markets VP Transamerica Index 35 VP Transamerica Index 50 VP Transamerica Index 75 VP Transamerica Index 100 VP	0.25% 0.12% 0.12% 0.11% 0.10% 0.12%	AEGON USA Investment Management, LLC (“AUIM”) 4333 Edgewood Road NE Cedar Rapids, IA 52499
Transamerica BlackRock Tactical Allocation VP	0.10%	BlackRock Financial Management, Inc. (“BlackRock”) 55 East 52nd Street New York, NY 10055
Transamerica BlackRock Large Cap Value VP2	0.32%	BlackRock Investment Management, LLC (“BlackRock”) 800 Scudders Mill Road Plainsboro, NJ 08536
Transamerica Clarion Global Real Estate Securities VP	0.39%	ING Clarion Real Estate Securities, LLC (“Clarion”) 201 King of Prussia Road Suite 600 Radnor, PA 19087
Transamerica Federated Market Opportunity VP	0.28%	Federated Equity Management Company of Pennsylvania (“Federated”) 1001 Liberty Avenue Pittsburgh, PA 15222
Transamerica Foxhall Emerging Markets/Pacific Rim VP Transamerica Foxhall Global Conservative VP Transamerica Foxhall Global Growth VP Transamerica Foxhall Global Hard Asset VP	0.45% 0.45% 0.45% 0.45%	Foxhall Capital Management, Inc. (“Foxhall”) 35 Old Tavern Road 2nd Floor Orange, CT 06477
Transamerica Hanlon Balanced VP Transamerica Hanlon Growth VP Transamerica Hanlon Growth and Income VP Transamerica Hanlon Managed Income VP	0.45% 0.45% 0.45% 0.45%	Hanlon Investment Management, Inc. (“Hanlon”) 3393 Bargaintown Road, Suite 200 Egg Harbor Township, NJ 08234
Transamerica Jennison Growth VP	0.35%	Jennison Associates LLC (“Jennison”) 466 Lexington Avenue New York, NY 10017
Transamerica JPMorgan Core Bond VP Transamerica JPMorgan Enhanced Index VP Transamerica JPMorgan Mid Cap Value VP	0.20% 0.30% 0.40%	J.P. Morgan Investment Management Inc. (“JPMorgan”) 245 Park Avenue New York, NY 10167
Transamerica MFS International Equity VP3	0.45%	MFS® Investment Management (“MFS”) 500 Boylston Street Boston, MA 02116
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Portfolio	Sub-Advisory Fee	Name and Address of Sub-Adviser
Transamerica Morgan Stanley Active International Allocation VP Transamerica Multi Managed Large Cap Core VP	0.45% 0.30%	Morgan Stanley Investment Management Inc. (“MSIM”) 522 Fifth Avenue New York, NY 10036
Transamerica Morgan Stanley Mid-Cap Growth VP	0.40%	Van Kampen Asset Management (“VKAM”) 522 Fifth Avenue New York, NY 10036
Transamerica PIMCO Total Return VP4	0.25%	Pacific Investment Management Company LLC (“PIMCO”) 840 Newport Center Drive Newport Beach, CA 92660
Transamerica ProFund UltraBear VP	0.40%	ProFund Advisors LLC 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814
Transamerica Third Avenue Value VP	0.40%	Third Avenue Management LLC (“Third Avenue”) 622 Third Avenue 32nd Floor New York, NY 10017

Transamerica Balanced VP

Transamerica Convertible Securities VP

Transamerica Diversified Equity VP5

Transamerica Focus VP

Transamerica Growth Opportunities VP

Transamerica Money Market VP

Transamerica Small/Mid Cap Value VP

Transamerica U.S. Government

Securities VP

	0.35% 0.35% 0.31% 0.41% 0.37% 0.15% 0.38% 0.15%	Transamerica Investment Management, LLC (“TIM”) 11111 Santa Monica Boulevard Suite 820 Los Angeles, CA 90025
Transamerica T. Rowe Price Small Cap VP	0.35%	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202
Transamerica WMC Diversified Growth VP6 Transamerica WMC Diversified Growth II VP7	0.31% 0.30%	Wellington Management Company, LLP (“Wellington Management”) 75 State Street Boston, MA 02109

1 Includes fees paid to the portfolio’s previous sub-adviser. Effective November 20, 2009, the sub-advisory fee for the portfolio was 0.28% of the first $400 million of average daily net assets; 0.25% of average daily net assets over $400 million up to $750 million; and 0.20% of average daily net assets in excess of $750 million. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica AEGON High Yield Bond, a series of Transamerica Funds, also managed by the sub-adviser. Prior to November 20, 2009, the sub-advisory fee for the portfolio was 0.315% of the first $250 million of average daily net assets; 0.30% of average daily net assets over $250 million up to $750 million; 0.27% of average daily net assets over $750 million up to $1 billion; and 0.25% of average daily net assets in excess of $1 billion.

2 Effective November 20, 2009, the sub-advisory fee for the portfolio is 0.35% of the first $250 million of average daily net assets; 0.325% of average daily net assets over $250 million up to $750 million; 0.30% of average daily net assets over $750 million up to $1 billion; and 0.25% of average daily net assets in excess of $1 billion. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica BlackRock Large Cap Value, a series of Transamerica Funds, also managed by the sub-adviser. Prior to November 20, 2009, the sub-advisory fee for the portfolio was 0.35% of the first $250 million of average daily net assets; 0.325% of average daily net assets over $250 million up to $750 million; and 0.30% of average daily net in excess of $750 million.

3 Effective August 1, 2009, the sub-advisory fee for the portfolio is 0.45% of the first $250 million of average daily net assets; 0.425% of average daily net assets over $250 million up to $500 million; 0.40% of average daily net assets over $500 million up to $1 billion; and 0.375% of average daily net assets in excess of $1 billion. Prior to August 1, 2009, the sub-advisory fee for the portfolio was 0.475% of the first $500 million of average daily net assets; 0.45% of average daily net assets over $500 million up to $1 billion; and 0.40% of average daily net assets in excess of $1 billion.

4 Effective July 1, 2009, the sub-advisory fee for the portfolio is 0.25% of the first $1 billion of average daily net assets; and 0.225% of average daily net assets over $1 billion, only when PIMCO sub-advised assets exceed $3 billion on an aggregate basis. For the purpose of determining the $3 billion aggregate assets, the average daily net assets will be determined on a combined basis with Transamerica PIMCO Total Return VP, Transamerica PIMCO Total Return, and Transamerica PIMCO Real Return TIPS. If aggregate assets exceed $3 billion, then the calculation of sub-advisory fees will be based on the combined average daily net assets of Transamerica PIMCO Total Return VP and Transamerica PIMCO Total Return. Prior to July 1, 2009, the sub-advisory fee for the portfolio was 0.25% of average daily net assets.

5 Fees were paid to the portfolio’s previous sub-adviser. Effective May 1, 2010, the sub-advisory fee for the portfolio is 0.35% of the first $500 million of average daily net assets; 0.30% of average daily net assets over $500 million up to $2.5 billion; and 0.25% of average daily net in excess of $2.5 billion, less 50% of any amount reimbursed pursuant to the portfolio’s expense limitation. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Diversified Equity, a series of Transamerica Funds, also managed by the sub-adviser. Prior to May 1, 2010, the co-sub-advisory fee for the portfolio was 0.31% of the first $500 million of average daily net assets; 0.275% of average daily net assets over $500 million up to $1.5 billion; and 0.28% of average daily net in excess of $1.5 billion. A portion of the sub-advisory fee was paid to a prior co-manager based on their portion of managed assets as follows: 0.40% of the first $500 million of average daily net assets; 0.375% of average daily net assets over $500 million up to $1.5 billion; and 0.35% of average daily net assets in excess of $1.5 billion.

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6  Fees were paid to the portfolio’s previous sub-adviser. Effective April 9, 2010, the sub-advisory fee for the portfolio is 0.28% of the first $2 billion of average daily net assets; 0.25% of average daily net assets over $2 billion up to $5 billion; and 0.225% of average daily net assets in excess $5 billion. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica WMC Diversified Growth, Transamerica WMC Diversified Growth VP, Transamerica WMC Diversified Growth II VP and the portion of the assets of the Transamerica Partners Large Growth Portfolio that are sub-advised by Wellington Management. Prior to April 9, 2010, the sub-advisory fee for the portfolio was 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion.

7 Fees were paid to the portfolio’s previous sub-adviser. Effective April 9, 2010, the sub-advisory fee for the portfolio is 0.28% of the first $2 billion of average daily net assets; 0.25% of average daily net assets over $2 billion up to $5 billion; and 0.225% of average daily net assets in excess $5 billion. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica WMC Diversified Growth, Transamerica WMC Diversified Growth VP, Transamerica WMC Diversified Growth II VP and the portion of the assets of the Transamerica Partners Large Growth Portfolio that are sub-advised by Wellington Management. Prior to April 9, 2010, the sub-advisory fee for the portfolio was 0.30% of the portfolio’s average daily net assets.

Portfolio Manager(s)

The following portfolios are managed by portfolio manager(s). The SAI provides additional information about the portfolio manager(s)’ compensation, other accounts managed by the portfolio manager(s), and the portfolio manager(s)’ ownership in each portfolio.

Transamerica AEGON High Yield Bond VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Bradley J. Beman, CFA, CPA/2009	Portfolio Manager	AUIM	Senior Vice President, Director – High Yield
Kevin Bakker, CFA/2009	Portfolio Manager	AUIM	High Yield Portfolio Manager
Benjamin D. Miller, CFA/2009	Portfolio Manager	AUIM	High Yield Portfolio Manager

Transamerica Balanced VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Kirk J. Kim/2008	Portfolio Manager (Lead-Equity)	TIM	Principal, Deputy Chief Investment Officer, Portfolio Manager
John D. Lawrence, CFA/2009	Portfolio Manager (Co-Equity)	TIM	Principal, Portfolio Manager
Gary U. Rollé, CFA/1994	Portfolio Manager (Co-Equity)*	TIM	Principal, Managing Director, Chief Executive Officer, Chief Investment Officer
Greg D. Haendel, CFA/2008	Portfolio Manager (Lead-Fixed)	TIM	Principal, Portfolio Manager
Derek S. Brown, CFA/2008	Portfolio Manager (Co-Fixed)	TIM	Principal, Director of Fixed Income, Portfolio Manager
Brian W. Westhoff, CFA/2008	Portfolio Manager (Co-Fixed)	TIM	Principal, Portfolio Manager

* Mr. Rollé will be a co-portfolio manager through June 30, 2010. In July he will no longer have official portfolio management responsibilities, but he will continue in the capacity of advisory consultant until the end of 2010.

Transamerica BlackRock Global Allocation VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Dennis Stattman/2009	Senior Portfolio Manager	BlackRock	Managing Director
Dan Chamby/2009	Associate Portfolio Manager	BlackRock	Managing Director
Romualdo Roldan/2009	Associate Portfolio Manager	BlackRock	Managing Director

Transamerica BlackRock Large Cap Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Robert C. Doll, Jr., CFA/2004	Senior Portfolio Manager	BlackRock	Vice Chairman, Chief Equity Strategist
Daniel Hanson, CFA/2008	Associate Portfolio Manager	BlackRock	Managing Director
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Transamerica BlackRock Tactical Allocation VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Phil Green/2009	Managing Director	BlackRock	Lead Portfolio Manager, Portfolio Co-Manager
Michael Huebsch/2009	Managing Director	BlackRock	Lead Portfolio Manager

Transamerica Clarion Global Real Estate Securities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Steven D. Burton, CFA/2002	Portfolio Manager	Clarion	Managing Director
T. Ritson Ferguson, CFA/2002	Portfolio Manager	Clarion	Chief Investment Officer
Joseph P. Smith, CFA/2002	Portfolio Manager	Clarion	Managing Director
Transamerica Convertible Securities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Kirk J. Kim/2002	Portfolio Manager (Lead)	TIM	Principal, Deputy Chief Investment Officer, Portfolio Manager
Peter O. Lopez/2002	Portfolio Manager (Co)	TIM	Principal, President, Director of Research, Portfolio Manager

Transamerica Diversified Equity VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Edward S. Han/2010	Portfolio Manager (Lead)	TIM	Principal, Portfolio Manager
Gary U. Rollé, CFA/2009	Portfolio Manager (Co)*	TIM	Principal, Managing Director, Chief Executive Officer, Chief Investment Officer
Peter O. Lopez/2009	Portfolio Manager (Co)	TIM	Principal, President, Director of Research, Portfolio Manager

* Mr. Rollé will be a co-portfolio manager through June 30, 2010. In July he will no longer have official portfolio management responsibilities, but he will continue in the capacity of advisory consultant until the end of 2010.

Transamerica Efficient Markets VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2008	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Federated Market Opportunity VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Steven J. Lehman, CFA/1994	Senior Portfolio Manager	Federated	Vice President and Senior Vice President
Dana L. Meissner, CFA/2009	Portfolio Manager	Federated	Vice President and Senior Investment Analyst
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Transamerica Focus VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Edward S. Han/2009	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager
Kirk J. Kim/2009	Portfolio Manager (Co)	TIM	Principal, Deputy Chief Investment Officer, Portfolio Manager
Joshua D. Shaskan, CFA/2009	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager

Transamerica Foxhall Emerging Markets/Pacific Rim VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Foxhall Global Conservative VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Foxhall Global Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Foxhall Global Hard Asset VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Growth Opportunities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Edward S. Han/2005	Portfolio Manager (Lead)	TIM	Principal, Portfolio Manager
John J. Huber, CFA/2005	Portfolio Manager (Lead)	TIM	Principal, Director of Equity
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Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Process and Risk Management, Portfolio Manager

Transamerica Hanlon Balanced VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Hanlon Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Hanlon Growth and Income VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Hanlon Managed Income VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Index 35 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2009	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Index 50 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2008	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Index 75 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2008	Portfolio Manager	AUIM	Senior Vice President and
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Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Senior Portfolio Manager

Transamerica Index 100 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2009	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Jennison Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Michael A. Del Balso/2009	Portfolio Manager	Jennison	Managing Director and Director of Research for Growth Equity
Kathleen A. McCarragher/2000	Portfolio Manager	Jennison	Managing Director and Head of Growth Equity
Spiros “Sig” Segalas/2009	Portfolio Manager	Jennison	Director, President and Chief Investment Officer

Transamerica JPMorgan Core Bond VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Douglas S. Swanson/2007	Portfolio Manager	JPMorgan	Managing Director and Portfolio Manager

Transamerica JPMorgan Enhanced Index VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Terance Chen/1997	Vice President	JPMorgan	Portfolio Manager
Raffaele Zingone/1997	Portfolio Manager	JPMorgan	Portfolio Manager

Transamerica JPMorgan Mid Cap Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jonathan K.L. Simon/2004	Portfolio Manager	JPMorgan	Portfolio Manager and Chief Investment Officer (US Value)
Lawrence Playford, CFA/2004	Portfolio Manager	JPMorgan	Vice President and Research Analyst
Gloria Fu, CFA/2006	Portfolio Manager	JPMorgan	Vice President and Research Analyst

Transamerica MFS International Equity VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Daniel Ling/2009	Portfolio Manager	MFS	Investment Officer, Investment Manager, Lion Capital Management, Singapore
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Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Marcus L. Smith/2006	Portfolio Manager	MFS	Investment Officer

Transamerica Morgan Stanley Active International Allocation VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Ann D. Thivierge/2002	Portfolio Manager	MSIM	Managing Director

Transamerica Morgan Stanley Mid-Cap Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Dennis P. Lynch/2002	Lead Portfolio Manager	VKAM	Managing Director
David S. Cohen/2002	Portfolio Manager	VKAM	Managing Director
Sam G. Chainani/2004	Portfolio Manager	VKAM	Managing Director
Alexander T. Norton/2005	Portfolio Manager	VKAM	Executive Director
Jason C. Yeung/2007	Portfolio Manager	VKAM	Executive Director
Armistead B. Nash/2008	Portfolio Manager	VKAM	Executive Director

Transamerica Multi Managed Large Cap Core VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Dennis P. Lynch/2002	Lead Portfolio Manager	MSIM	Managing Director
David S. Cohen/2002	Portfolio Manager	MSIM	Managing Director
Sam G. Chainani/2004	Portfolio Manager	MSIM	Managing Director
Alexander T. Norton/2005	Portfolio Manager	MSIM	Executive Director
Jason C. Yeung/2007	Portfolio Manager	MSIM	Executive Director
Armistead B. Nash/2008	Portfolio Manager	MSIM	Executive Director
Kevin Holt/2004	Co-Lead Portfolio Manager	MSIM	Managing Director
Jason Leder/2004	Co-Lead Portfolio Manager	MSIM	Managing Director
Devin Armstrong/2007	Portfolio Manager	MSIM	Executive Director
James Warwick/2007	Portfolio Manager	MSIM	Executive Director

Transamerica PIMCO Total Return VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Chris P. Dialynas/2008	Portfolio Manager	PIMCO	Managing Director

Transamerica ProFund UltraBear VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Todd B. Johnson/2009	Lead Portfolio Manager	ProFund Advisors	Chief Investment Officer
Howard S.Rubin/2009	Portfolio Manager	ProFund Advisors	Director, Portfolio Manager
Robert M. Parker/2009	Portfolio Manager	ProFund Advisors	Senior Portfolio Manager
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Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Transamerica Small/Mid Cap Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeffrey J. Hoo, CFA/2008	Portfolio Manager (Lead)	TIM	Principal, Portfolio Manager
Joshua D. Shaskan, CFA/2008	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager
Thomas E. Larkin, III/2008	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager, Senior Securities Analyst

Transamerica T. Rowe Price Small Cap VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sudhir Nanda, CFA/2006	Portfolio Manager	T. Rowe Price	Vice President and Portfolio Chairman

Transamerica Third Avenue Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Curtis R. Jensen/1998	Co-Portfolio Manager	Third Avenue	Co-Chief Investment Officer
Yang Lie/2008	Co-Portfolio Manager	Third Avenue	Director of Research
Kathleen K. Crawford/2007	Assistant Portfolio Manager	Third Avenue	Research Analyst

Transamerica U.S. Government Securities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Derek S. Brown, CFA/2005	Portfolio Manager (Lead)	TIM	Principal, Director of Fixed Income, Portfolio Manager
Greg D. Haendel, CFA/2003	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager

Transamerica WMC Diversified Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul E. Marrkand, CFA/2010	Portfolio Manager	Wellington Management	Senior Vice President and Equity Portfolio Manager

Transamerica WMC Diversified Growth II VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul E. Marrkand, CFA/2010	Portfolio Manager	Wellington Management	Senior Vice President and Equity Portfolio Manager
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Disclosure of Portfolio Holdings: A detailed description of the portfolios' policies and procedures with respect to the disclosure of the portfolios' securities is available in the SAI. The portfolios publish all holdings on the website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

Prior Performance for Similar Accounts

Wellington Management - Transamerica WMC Diversified Growth VP and Transamerica WMC Diversified Growth II VP (the “WMC Portfolios”). The performance information shown below represents a composite of the prior performance of certain discretionary accounts (the “Other Accounts”) managed by Wellington Management with substantially similar investment objectives, policies and strategies as the WMC Portfolios. Wellington Management has prepared the historical performance shown for the composite in compliance with the Global Investment Performance Standards. This methodology differs from the guidelines of the Securities and Exchange Commission for calculating performance of mutual funds.

The WMC Portfolios’ actual performance may vary significantly from the past performance of the composite. Differences in asset size and cash flows may result in different security selections, differences in relative weightings of securities or differences in prices paid for particular portfolio holdings. In addition, the Other Accounts were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite.

The composite performance presented below is shown on both a gross and net basis. The net performance results have been adjusted to reflect the operating expenses of Initial and Service Class shares of Transamerica WMC Diversified Growth VP.

The composite performance is not that of the WMC Portfolios, should not be interpreted as indicative of the WMC Portfolios’ future performance, and should not be considered a substitute for the WMC Portfolios’ performance.

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Year-by-Year Total Return as of 12/31 each year (%)

The composite performance in the bar chart below is shown on a gross basis and net of the operating expenses of Transamerica WMC Diversified Growth VP Initial Class shares.

The composite performance in the bar chart below is shown on a gross basis and net of the operating expenses of Transamerica WMC Diversified Growth VP Service Class shares.

Average Annual Total Returns for the period ended 12/31/09

	1 year	5 years	10 years
Wellington Management Diversified Growth Composite (gross of expenses)	38.91%	4.34%	1.13%
Wellington Management Diversified Growth Composite (net of expenses of Transamerica WMC Diversified Growth VP Initial Class shares)	37.84%	3.52%	0.34%
Wellington Management Diversified Growth Composite (net of expenses of Transamerica WMC Diversified Growth VP Service Class shares)	37.51%	3.26%	0.09%
Russell 1000® Growth Index	37.21%	1.63%	-3.99%
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OTHER INFORMATION

Share Classes

TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2011. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

Purchase and Redemption of Shares

Shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York and Monumental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (“NAV”) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust’s distributor (or other agent) of a purchase order or receipt of a redemption request.

Valuation of Shares

The NAV of all portfolios is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Purchase orders for shares of the TST asset allocation portfolios that are received in good order and accepted before the close of business on the NYSE receive the NAV determined as of the close of the NYSE that day. For direct purchases, corresponding orders for shares of the underlying constituent portfolios are priced on the same day that orders for shares of the asset allocation portfolios are received and accepted. For purchases of shares of the TST asset allocation portfolios through the National Securities Clearing Corporation (“NSCC”), orders for shares of the underlying constituent portfolios will be placed after the receipt and acceptance of the settled purchase order for shares of the asset allocation portfolios.

How NAV Is Calculated

The NAV of each portfolio (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios’ securities for the purposes of determining the portfolios’ NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may

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be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that the portfolio uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end portfolios (other than ETF shares) are generally valued at the net asset value per share reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the portfolios’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV per share.

Market Timing/Excessive Trading

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. As money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares may disrupt portfolio management, hurt portfolio performance and drive portfolio expenses higher. For example, a portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.

Transamerica Series Trust’s Board of Trustees has approved policies and procedures that are designed to discourage market timing or excessive trading which include limitations on the number of transactions in portfolio shares. If you intend to engage in such practices, we request that you do not purchase shares of any of the portfolios. Each portfolio reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the portfolio reasonably believes to be in connection with market timing or excessive trading.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios’ policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it

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reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a “contract owner”) or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and excessive short-term trading, the portfolios cannot always recognize or detect such trading. The Trust’s distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries’ ability to deter such activity may be limited by operational and information systems. Due to the risk that the portfolios and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an asset allocation portfolio in furtherance of a portfolio’s objective are not considered to be market timing or disruptive trading.

Investment Policy Changes

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name will provide its shareholders with at least 60 days’ prior written notice before making changes to such policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.

Unless expressly designated as fundamental, all policies and procedures of the portfolios, including their investment objectives, may be changed at any time by the Board of Trustees without shareholder approval. The investment strategies employed by a portfolio may also be changed without shareholder approval.

To the extent authorized by law, Transamerica Series Trust and each of the portfolios reserve the right to discontinue offering shares at any time, to merge or liquidate a class of shares or to cease operations entirely.

Asset Allocation Funds

The asset allocation portfolios, Transamerica Asset Allocation – Conservative VP, Transamerica Asset Allocation – Growth VP, Transamerica Asset Allocation – Moderate Growth VP, Transamerica Asset Allocation – Moderate VP and Transamerica International Moderate Growth VP, as well as Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Multi-Manager International Portfolio and Transamerica Multi-Manager Alternative Strategies Portfolio, each separate series of Transamerica Funds, may own a significant portion of the shares of a TST portfolio. Transactions by the asset allocation portfolios may be disruptive to the management of an underlying portfolio.

Dividends and Distributions

Each portfolio intends to distribute annually substantially all of its net investment income, if any. Dividends of Transamerica Money Market VP are declared daily and distributed monthly. Capital gain distributions are typically declared and distributed annually, if any. Dividends and distributions are paid on the business day following the ex-dividend date, and will be reinvested in additional shares unless you elect to take your dividends in cash. Distributions of short-term capital gains are included as distributions of net investment income.

Taxes

Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify for each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). As a regulated investment company, a portfolio generally will not be subject to federal income tax on the taxable income that it distributes. Taxable income consists generally of net investment income and any capital gains. It is each portfolio’s intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance policies and annuity contracts. Certain separate accounts are required to meet diversification requirements under Section 817(h) of the Code and the regulations thereunder in order for insurance policies and annuity contracts funded by those separate accounts to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and is

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owned only by separate accounts and certain other qualified investors (including the asset allocation portfolios offered in this prospectus if they are owned only by separate accounts and certain other qualified investors), the separate accounts invested in that portfolio will be allowed to look through to the portfolio’s investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirements under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the insurance policies and annuity contracts invested in that portfolio could become currently taxable to the owners of the policies and contracts, and income for prior periods with respect to the policies and contracts could also be taxable in the year in which that failure occurs.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see “Federal Income Tax Considerations” included in the respective prospectuses for the policies and contracts.

Distribution and Service Plans

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (“TCI”), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class and up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2011. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

Other Distribution and Service Arrangements

The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York and Monumental Life Insurance Company (together, the “Transamerica Insurance Companies”), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of Western Reserve and is affiliated with the other Transamerica Insurance Companies, and TAM’s business profits (from managing the portfolios) may directly benefit Western Reserve and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios’ shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies, TCI, and/or other portfolio sub-advisers, directly or through TCI, out of their past profits and other available sources, provide cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries as a means to promote the distribution and wholesaling of variable contracts (and thus, indirectly, the portfolios’ shares). In certain cases, these payments may be significant. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial and may be substantial to any given recipient. Revenue sharing arrangements are separately negotiated. Revenue sharing is not an expense of the portfolios, is not reflected in the fees and expenses sections of this prospectus and does not change the price paid by investors for the purchase of a portfolio’s shares or the amount received by an investor as proceeds from the redemption of portfolio shares. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

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Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit TAM, TCI and their affiliates to the extent the payments result in more assets being invested in the portfolios on which fees are being charged.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentives for the insurers and other financial intermediaries to make the TST portfolios’ shares available to current or prospective variable contract owners to the detriment of other potential investment options.

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LIST AND DESCRIPTION OF CERTAIN UNDERLYING PORTFOLIOS

This section lists and describes the underlying portfolios in which some or all of the asset allocation portfolios may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Further information about certain underlying portfolios of TST and certain underlying funds of Transamerica Funds is contained in those underlying funds’/portfolios’ prospectuses, available at www.transamericafunds.com.

TST UNDERLYING PORTFOLIOS:

Fund Name	Transamerica Asset Allocation – Conservative VP	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica AEGON High Yield Bond VP	X		X	X
Transamerica Balanced VP	X	X	X	X
Transamerica BlackRock Large Cap Value VP	X	X	X	X		X
Transamerica Clarion Global Real Estate Securities VP	X	X	X	X	X
Transamerica Convertible Securities VP	X	X	X	X		X
Transamerica Diversified Equity VP	X	X	X	X		X
Transamerica Federated Market Opportunity VP	X	X	X	X	X
Transamerica Focus VP	X	X	X	X
Transamerica Growth Opportunities VP	X	X	X	X		X
Transamerica Jennison Growth VP	X	X	X	X		X
Transamerica JPMorgan Core Bond VP	X		X	X	X	X
Transamerica JPMorgan Enhanced Index VP	X	X	X	X		X
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Fund Name	Transamerica Asset Allocation – Conservative VP	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica JPMorgan Mid Cap Value VP	X	X	X	X		X
Transamerica MFS International Equity VP						X
Transamerica Money Market VP	X	X	X	X	X	X
Transamerica Morgan Stanley Active International Allocation VP	X	X	X	X	X
Transamerica Morgan Stanley Mid-Cap Growth VP						X
Transamerica Multi Managed Large Cap Core VP	X	X	X	X
Transamerica PIMCO Total Return VP	X		X	X	X	X
Transamerica Small/Mid Cap Value VP	X	X	X	X
Transamerica T. Rowe Price Small Cap VP	X	X	X	X
Transamerica Third Avenue Value VP						X
Transamerica U.S. Government Securities VP	X		X	X	X	X
Transamerica WMC Diversified Growth VP	X	X	X	X		X

• Transamerica AEGON High Yield Bond VP seeks a high level of current income by investing in high-yield debt securities. The portfolio invests at least 80% of its net assets in a portfolio of high-yield/high-risk bonds (commonly known as “junk bonds”). These junk bonds are high risk debt securities rated in medium or lower categories. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; credit; fixed-income securities; high-yield debt securities; increase in expenses; liquidity; market; portfolio selection; and valuation.

• Transamerica Balanced VP seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by

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companies of all sizes. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; credit; currency; derivatives; fixed-income securities; foreign securities; growth stocks; high-yield debt securities; increase in expenses; liquidity; market; mortgage-related securities; portfolio selection; small- or medium-sized companies; stocks; and valuation.

• Transamerica BlackRock Large Cap Value VP seeks long-term capital growth by investing primarily in equity securities of large cap companies. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies that, at the time of purchase, have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Value Index. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; fixed-income securities; foreign securities; increase in expenses; liquidity; market; portfolio selection; preferred stock; stocks; value investing; and U.S. government agency obligations.

• Transamerica Clarion Global Real Estate Securities VP seeks long-term total return from investments primarily in equity securities of real estate companies. The portfolio’s portfolio will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; fixed-income securities; foreign securities; increase in expenses; market; mortgage-related securities; non-diversification; portfolio selection; portfolio turnover; real estate securities; REITs; small- or medium-sized companies; and stocks.

• Transamerica Convertible Securities VP seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. The principal risks of investing in this underlying portfolio are: active trading; cash management and defensive investing; convertible securities; currency; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; portfolio selection; repurchase agreements; and stocks.

• Transamerica Diversified Equity VP seeks to maximize capital appreciation by investing at least 80% of its assets in equity securities. The portfolio’s sub-adviser uses a “bottom-up” approach to investing, and constructs the portfolio one company at a time. The portfolio may invest in securities of all sizes; generally, however, the portfolio invests in securities of companies whose market capitalization is greater than $500 million. The portfolio may also invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; focused investing; foreign securities; growth stocks; increase in expenses; market; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica Federated Market Opportunity VP seeks absolute (positive) returns with low correlation to the U.S. equity market by investing, under normal conditions, in domestic and foreign securities that the fund’s sub-adviser deems to be undervalued or out-of-favor. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; commodities; convertible securities; country, sector or industry focus; currency; currency hedging; derivatives; emerging markets; exchange-traded funds; fixed-income securities; foreign securities; high-yield debt securities; hybrid instruments; increase in expenses; investment companies; leveraging; liquidity; market; portfolio selection; portfolio turnover; REITs; short sales; stocks; tax; and value investing.

• Transamerica Focus VP seeks to maximize long-term growth by investing primarily in domestic equity securities that, in the portfolio’s sub-adviser’s opinion, are trading at a material discount to intrinsic value. The portfolio will generally invest in domestic equity securities of any size. The portfolio may also invest up to  10% of its assets in short sale positions. The portfolio may invest up to 20% of its assets in convertible and non-convertible high-yield, debt securities rated below investment grade. The portfolio’s sub-adviser uses a “bottom-up” approach to investing, and constructs the portfolio’s portfolio one company at a time. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; derivatives; fixed-income securities; focused investing; foreign securities; high-yield debt securities; increase in expenses; market; non-diversification; portfolio selection; short sales; small- or medium-sized companies; stocks; and value investing.

• Transamerica Growth Opportunities VP seeks to maximize long-term growth by generally investing at least 65% of the portfolio’s assets in a portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; derivatives; fixed-income

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securities; foreign securities; growth stocks; increase in expenses; market; portfolio selection; preferred stock; small- or medium-sized companies; stocks; and warrants and rights.

• Transamerica Jennison Growth VP seeks long-term growth of capital by investing at least 65% of its total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts of U.S. companies with market capitalizations of at least $1 billion that the sub-adviser believes have above-average prospects for growth. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; foreign securities; growth stocks; increase in expenses; market; medium-sized companies; portfolio selection; preferred stock; stocks; and warrants and rights.

• Transamerica JPMorgan Core Bond VP seeks total return, consisting of current income and capital appreciation by investing at least 80% of its assets in U.S. government securities, medium- to high-quality corporate bonds, mortgage-backed securities and asset-backed securities and commercial mortgage-backed securities. The principal risks of investing in this underlying portfolio are: asset-backed securities; cash management and defensive investing; credit; currency; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; mortgage-related securities; portfolio selection; and valuation.

• Transamerica JPMorgan Enhanced Index VP seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Index. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; fixed-income securities; foreign securities; growth stocks; increase in expenses; market; medium-sized companies; portfolio selection; repurchase agreements; stocks; U.S. government agency obligations; and value investing.

• Transamerica JPMorgan Mid Cap Value VP seeks growth from capital appreciation by investing at least 80% of net assets, under normal conditions, in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the fund’s sub-adviser believes to be undervalued. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; derivatives; foreign securities; increase in expenses; market; medium-sized companies; portfolio selection; preferred stock; REITs, stocks; and value investing.

• Transamerica MFS International Equity VP seeks capital growth by investing primarily in equity securities of foreign companies, including emerging markets securities. Under normal market conditions, at least 80% of the portfolio’s net assets are invested in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, potentially including emerging markets. The portfolio may invest a relatively large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. The portfolio may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying portfolio are: active trading; cash management and defensive investing; convertible securities; currency; derivatives; emerging markets; foreign securities; geographic; growth stocks; increase in expenses; leveraging; liquidity; market; portfolio selection; preferred stock; small- or medium-sized companies; stocks; and value investing.

• Transamerica Money Market VP seeks to obtain maximum current income from money market securities consistent with liquidity and preservation of principal by investing substantially all of the portfolio’s assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: bank obligations; credit; fixed-income securities; foreign securities; increase in expenses; interest rate; market; redemption; repurchase agreements; U.S. government agency obligations; and yield.

• Transamerica Morgan Stanley Active International Allocation VP seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; emerging markets; foreign securities; increase in expenses; liquidity; market; portfolio selection; real estate securities; REITs; and stocks.

• Transamerica Morgan Stanley Mid-Cap Growth VP seeks capital appreciation by investing, under normal circumstances, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The portfolio may also invest in common stocks and other equity securities of small-and large- cap companies, as well as preferred stocks, convertible

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securities, rights and warrants and debt securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; investing aggressively; market; portfolio selection; preferred stock; REITs; small- or medium-sized companies; stocks; and warrants and rights.

• Transamerica Multi Managed Large Cap Core VP seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio’s assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: currency; derivatives; emerging markets; foreign securities; growth stocks; market; REITs; stocks; and value investing.

• Transamerica PIMCO Total Return VP seeks maximum total return consistent with preservation of capital and prudent investment management by investing principally in fixed-income securities of varying maturities. The fund may invest its assets in derivative instruments. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; credit; currency; currency hedging; derivatives, emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; leveraging; liquidity; market; mortgage-related securities; portfolio selection; preferred stock; prepayment or call; repurchase agreements; Rule 144A securities; sovereign debt; stocks; U.S. government agency obligations; and valuation.

• Transamerica Small/Mid Cap Value VP seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; emerging markets; foreign securities; increase in expenses; market; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica T. Rowe Price Small Cap VP seeks long-term growth of capital by investing primarily in common stocks of small growth companies. This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute more than 50% of assets. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; exchange-traded funds; foreign securities; growth stocks; liquidity; market; portfolio selection; smaller companies; and stocks.

• Transamerica U.S. Government Securities VP seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; country sector or industry focus; derivatives; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; market; mortgage-related securities; portfolio selection; U.S. government agency obligations; and zero coupon bonds.

• Transamerica WMC Diversified Growth VP seeks to maximize long-term growth by investing, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth- oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria. Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; fixed-income securities; focused investing; foreign securities; growth stocks; increase in expenses; market; portfolio selection; small-or medium sized companies; and stocks.

The portfolios may invest their assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolios may do so without limit. Although the underlying portfolios will do this only in seeking to avoid losses, the underlying portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolios have any uninvested cash, the portfolios would also be subject to risk with respect to the depository institution holding the cash.

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TRANSAMERICA UNDERLYING FUNDS:

Fund Name	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Conservative VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica AllianceBernstein International Value	X	X	X	X	X	X
Transamerica BlackRock Global Allocation	X	X	X	X	X	X
Transamerica BlackRock Natural Resources	X
Transamerica BNY Mellon Market Neutral Strategy	X
Transamerica First Quadrant Global Macro	X
Transamerica Flexible Income		X	X	X	X	X
Transamerica Jennison Growth	X	X	X	X
Transamerica JPMorgan International Bond		X	X	X	X	X
Transamerica Loomis Sayles Bond		X	X	X	X	X
Transamerica MFS International Equity	X	X	X	X	X
Transamerica Neuberger Berman International	X	X	X	X	X	X
Transamerica Oppenheimer Developing Markets	X	X	X	X	X
Transamerica Oppenheimer Small- & Mid-Cap Value	X	X	X	X
Transamerica PIMCO Real Return TIPS		X	X	X	X	X
Transamerica Schroders International Small Cap	X	X	X	X	X
Transamerica Short-Term Bond		X	X	X	X	X
Transamerica Third Avenue Value	X	X	X	X
Transamerica Thornburg International Value	X	X	X	X	X	X
Transamerica UBS Large Cap Value	X	X	X	X		X
Transamerica Van Kampen Emerging Markets Debt		X	X	X
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Fund Name	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Conservative VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica Van Kampen Mid-Cap Growth	X	X	X	X	X
Transamerica Van Kampen Small Company Growth	X	X	X	X
Transamerica WMC Emerging Markets	X	X	X	X	X

• Transamerica AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from a variety of industries and developed countries. The fund primarily invests in issuers that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The principal risks of investing in this underlying fund are: convertible securities; currency; currency hedging; defensive investing; derivatives; foreign securities; increase in expenses; leveraging; liquidity; market; portfolio selection; repurchase agreements; securities lending; short sales; stocks; value investing; and warrants and rights.

• Transamerica BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: commodities; convertible securities; credit; currency; currency hedging; defensive investing; derivatives; distressed securities; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; liquidity; loans; market; portfolio selection; precious metals-related securities; preferred stock; prepayment or call; real estate securities; securities lending; short sales; small- or medium-sized companies; sovereign debt; stocks; tax; and warrants and rights.

• Transamerica BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders’ capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its net assets in equity securities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The principal risks of investing in this underlying fund are: defensive investing; derivatives; emerging markets; equity securities; foreign securities; increase in expenses; market and selection; mid-cap securities; natural resource-related securities; non-diversification; portfolio selection; precious metals-related securities; sector; and tax.

• Transamerica BNY Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market-neutral strategy and investing, under normal circumstances, at least 80% of the fund’s assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: currency; defensive investing; derivatives; foreign securities; increase in expenses; leveraging; market; portfolio selection; portfolio turnover; short sales; small- or medium-sized companies; and stocks.

• Transamerica First Quadrant Global Macro seeks to achieve total return from investments in the global equity, fixed-income, and currency markets, independent of market direction. The fund seeks to generate returns through risk-controlled exposure, long and short, to global equity, fixed-income, and currency markets through a wide range of derivative instruments and direct investments. The fund typically will make extensive use of derivative instruments, including futures contracts on global equity and fixed-income securities and security indices, options on futures contracts and equity indices, securities and security indices, swap contracts and forward contracts. The fund may also invest directly in global equity securities (including exchange traded funds (“ETFs”) and common and preferred stock of U.S. and non-U.S. companies) and fixed-income securities (including U.S. and non-U.S. corporate bonds and debt securities guaranteed by U.S. and non-

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U.S. governments, their agencies or instrumentalities or supranational organizations). The principal risks of investing in this underlying fund are: active trading; convertible securities; country, sector or industry focus; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; high-yield debt securities; increase in expenses; leveraging; liquidity; market; non-diversification; portfolio selection; preferred stock; prepayment or call; short sales; small- or medium-sized companies; stocks; U.S. government agency obligations; and value investing.

• Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as a secondary objective by generally investing at least 80% of its net-assets in a broad range of fixed-income securities. The fund may also invest in derivatives and equity securities. The principal risks of investing in this underlying fund are: active trading; convertible securities; credit; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; liquidity; loans; market; mortgage-related securities; portfolio selection; preferred stock; stocks; structured instruments; valuation; and warrants and rights.

• Transamerica JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund’s net assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; increase in expenses; liquidity; market; non-diversification; and portfolio selection.

• Transamerica Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing fund assets principally in fixed-income securities. The fund normally invests at least 80% of its net assets primarily in investment-grade, fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities (“junk bonds”) and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: bank obligations; convertible securities; credit; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; leveraging; liquidity; market; mortgage-related securities; portfolio selection; preferred stock; REITs; repurchase agreements; Rule 144A securities; stocks; structured instruments; and valuation.

• Transamerica MFS International Equity seeks capital growth by investing primarily in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets. The fund may invest a relatively large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. The fund may invest its assets in the stocks of companies its sub-adviser believes to have above-average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying fund are: active trading; convertible securities; currency; defensive investing; derivatives; emerging markets; foreign securities; geographic; growth stocks; increase in expenses; leveraging; liquidity; market; portfolio selection; preferred stock; small- or medium-sized companies; stocks; and value investing.

• Transamerica Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund’s sub-adviser looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; foreign securities; growth stocks; increase in expenses; leveraging; liquidity; market; portfolio selection; securities lending; small- or medium-sized companies; stocks; and value investing.

• Transamerica Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in equity securities of issuers that are economically tied to one or more emerging markets countries. In selecting securities, the fund’s sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: convertible securities; country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; liquidity; market; portfolio selection; portfolio turnover; preferred stock; small- or medium-sized companies; stocks; and warrants and rights.

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• Transamerica Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small-cap and mid-cap domestic and foreign issuers. The fund’s sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: convertible securities; currency; currency hedging; defensive investing; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; portfolio selection; portfolio turnover; preferred stock; small- or medium-sized companies; stocks; and value investing.

• Transamerica PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Protected Securities (or “TIPS”). The fund’s subadviser invests, under normal circumstances, at least 80% of the fund’s net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: CPIU measurement; credit; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; interest rate; leveraging; liquidity; market; mortgage-related securities; non-diversification; portfolio selection; portfolio turnover; preferred stock; prepayment or call; repurchase agreements; Rule 144A securities; sovereign debt; stocks; U.S. government agency obligation; and valuation.

• Transamerica Schroders International Small Cap seeks to provide long-term capital appreciation by investing primarily in the equity securities of smaller companies located outside the U.S. The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including the company’s potential for long-term growth, financial condition, quality of management and sensitivity to cyclical factors, as well as the relative value of the company’s securities compared to the market as a whole. The principal risks of investing in this underlying fund are: country/regional; currency; defensive investing, derivatives; emerging markets; foreign securities; growth stocks; increase in expenses; investment style; liquidity; market; portfolio selection; smaller companies; and stocks.

• Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, mortgage-backed securities, and asset-backed securities. Normally, the fund will invest at least 80% of its net assets in fixed-income securities. The principal risks of investing in this underlying fund are: bank obligations; credit; defensive investing; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; mortgage-related securities; portfolio selection; U.S. government agency obligations; valuation; and yield fluctuation.

• Transamerica Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks of U.S. and non-U.S. issuers. The fund invests in companies regardless of market capitalization, with the mix of its investments at any time depending on the industries and types of securities its sub-adviser believes represent the best values consistent with the fund’s strategies and restrictions. The principal risks of investing in this underlying fund are: currency; defensive investing, fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; market; non-diversification; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica Thornburg International Value seeks long-term capital appreciation by investing, under normal circumstances, at least 75% of its assets in foreign securities of issuers that are located in a number of countries throughout the world. The fund may invest in emerging markets. The fund may invest in companies of any size, but invests primarily in the large and middle range of public company market capitalizations. The principal risks of investing in this underlying fund are: currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; increase in expenses; market; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund’s sub-adviser focuses on, among other things, identifying discrepancies between a security’s fundamental value and its market price. The principal risks of investing in this underlying fund are: convertible securities; defensive investing; derivatives; increase in expenses; investment companies; market; portfolio selection; preferred stock; stocks; value investing; and warrants and rights.

• Transamerica Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging markets countries. Under normal circumstances, at least 80% of the fund’s net assets will be invested in debt securities of issuers located in emerging markets countries. The principal risks of investing in this underlying fund are: credit; currency;

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currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; increase in expenses; liquidity; market; non-diversification; portfolio selection; sovereign debt; and valuation.

• Transamerica Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal circumstances, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The fund may also invest in common stocks and other equity securities of small- and large-cap companies, as well as preferred stocks, convertible securities, rights and warrants and debt securities. The principal risks of investing in this underlying fund are: convertible securities; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; investing aggressively; market; portfolio selection; preferred stock; REITs; small- or medium-sized companies; stocks; and warrants and rights.

• Transamerica Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies. Under normal circumstances, at least 80% of the fund’s net assets will be invested in such securities. The principal risks of investing in this underlying fund are: convertible securities; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; market; portfolio selection; REITs; smaller companies; and stocks.

• Transamerica WMC Emerging Markets seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in equity securities of companies that conduct their principal business activities in emerging markets, are organized under the laws of or maintain their principal place of business in emerging markets, or whose securities are traded principally on exchanges in emerging markets. The fund’s sub-adviser considers emerging markets to be markets with rapidly growing economies. The principal risks of investing in this underlying fund are: convertible securities; country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; IPOs; liquidity; market; portfolio selection; portfolio turnover; preferred stock; small- or medium-sized companies; stocks; and warrants and rights.

The funds may invest their assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the funds may do so without limit. Although the underlying funds will do this only in seeking to avoid losses, the underlying funds may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the funds have any uninvested cash, the funds would also be subject to risk with respect to the depository institution holding the cash.

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LIST AND DESCRIPTION OF CERTAIN UNDERLYING ETFS AND
INSTITUTIONAL MUTUAL FUNDS

This section lists and describes the underlying ETFs and institutional mutual funds in which certain of the portfolios may invest. This section summarizes their respective investment objectives and principal investment strategies and risks.

UNDERLYING ETFs AND INSTITUTIONAL MUTUAL FUNDS:

Fund Name	Transamerica Index 35 VP	Transamerica Index 50 VP	Transamerica Index 75 VP	Transamerica Index 100 VP	Transamerica Efficient Markets VP
Vanguard Emerging Markets ETF	X	X	X	X
Vanguard Europe Pacific ETF	X	X	X	X
Vanguard European ETF	X	X	X	X
Vanguard Extended Market ETF	X	X	X	X
Vanguard FTSE All-World ex-US ETF	X	X	X	X
Vanguard Growth ETF	X	X	X	X
Vanguard Intermediate-Term Bond ETF	X	X	X		X
Vanguard Intermediate-Term Corporate Bond ETF	X	X	X		X
Vanguard Intermediate-Term Government Bond ETF	X	X	X		X
Vanguard Large-Cap ETF	X	X	X	X
Vanguard Long-Term Bond ETF	X	X	X		X
Vanguard Long-Term Corporate Bond ETF	X	X	X		X
Vanguard Long-Term Government Bond ETF	X	X	X		X
Vanguard Mega Cap 300 ETF	X	X	X	X
Vanguard Mega Cap 300 Growth ETF		X	X
Vanguard Mega Cap 300 Value ETF		X	X
Vanguard Mid-Cap ETF	X	X	X	X
Vanguard Mid-Cap Growth ETF		X	X
Vanguard Mid-Cap Value ETF		X	X
Vanguard Mortgage-Backed Securities ETF	X	X	X		X
Vanguard Pacific ETF	X	X	X	X
Vanguard Short-Term Bond ETF	X	X	X		X
Vanguard Short-Term Corporate Bond ETF	X	X	X		X
Vanguard Short-Term Government Bond ETF	X	X	X		X
Vanguard Small-Cap ETF	X	X	X	X
Vanguard Small-Cap Growth ETF		X	X
Vanguard Small-Cap Value ETF		X	X
Vanguard Total Bond Market ETF	X	X	X		X
Vanguard Total Stock Market ETF	X	X	X	X
Vanguard Total World Stock ETF	X	X	X	X
Vanguard Value ETF	X	X	X	X
DFA International Small Cap Value Portfolio					X
DFA International Value Portfolio					X
Emerging Markets Value Portfolio					X
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Fund Name	Transamerica Index 35 VP	Transamerica Index 50 VP	Transamerica Index 75 VP	Transamerica Index 100 VP	Transamerica Efficient Markets VP
Large Cap International Portfolio					X
U.S. Large Company Portfolio					X
U.S. Targeted Value Portfolio					X

VANGUARD UNDERLYING ETFS:

• Vanguard® Emerging Markets ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries. The ETF employs a “passive management” — or indexing —investment approach by investing substantially all (normally about 95%) of its assets in the common stocks included in the MSCI® Emerging Markets Index, while employing a form of sampling to reduce risk. The MSCI Emerging Markets Index includes approximately 748 common stocks of companies located in emerging markets around the world. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk, emerging markets risk, currency risk and index sampling risk.

• Vanguard® Europe Pacific ETF seeks to provide a tax-efficient investment return consisting of long-term capital appreciation. The ETF purchases stocks included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI® EAFE®) Index, which is made up of approximately 989 common stocks of companies located in 21 countries in Europe, Australia, Asia and the Far East. The ETF uses statistical methods to “sample” the Index, aiming to closely track its investment performance while limiting investments in Index securities that have undesirable tax characteristics in an attempt to minimize taxable income distributions. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

• Vanguard® European ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe. The ETF employs a “passive management” — or indexing —investment approach by investing all, or substantially all, of its assets in the common stocks included in the Morgan Stanley Capital International (MSCI®) Europe Index. The MSCI Europe Index is made up of approximately 467 common stocks of companies located in 16 European countries — mostly companies in the United Kingdom, France, Germany, and Switzerland. Other countries represented in the Index include Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain and Sweden. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

• Vanguard® Extended Market ETF seeks to track the performance of a benchmark index that measures the investment return of small-and mid-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Standard & Poor’s Completion Index, a broadly diversified index of stocks of small and medium-size U.S. companies. The ETF invests all, or substantially all, of its assets in stocks of its target index, with nearly 80% of it assets invested in 1,200 stocks in its target index (covering nearly 80% of the Index’s total market capitalization), and the rest of its assets in a representative sample of the remaining stocks. The primary risks of investing in this underlying ETF are stock market risk, investment style risk and index sampling risk.

• Vanguard® FTSE All-World ex-US ETF seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets outside the U.S. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the FTSE® All-World ex-US Index, a free-float-adjusted, market-capitalization-weighted index designed to measure equity market performance of international markets. The Index includes approximately 2,140 stocks of companies located in 46 countries, including both developed and emerging markets. The ETF attempts to replicate its target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk, emerging markets risk and currency risk.

• Vanguard® Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Prime Market Growth Index, a broadly diversified index predominantly made up of growth stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or

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substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risks.

• Vanguard® Intermediate-Term Bond ETF seeks to track the performance of a market-weighted bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. 5-10 Year Government/Credit Bond Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 5 and 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

• Vanguard® Intermediate-Term Corporate Bond ETF seeks to track the performance of a market-weighted corporate bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 5-10 Year Corporate Index. This Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 5 and 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 7.9 years. The primary risks of investing in this underlying ETF are: interest rate risk, credit risk, income risk and index sampling risk.

• Vanguard® Intermediate-Term Government Bond ETF seeks to track the performance of a market-weighted government bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 3-10 Year Government Float Adjusted Index. This Index includes fixed-income securities issued by the U.S. Treasury (not including inflation-protected bonds) and U.S. government agencies and instrumentalities, as well as corporate or dollar-denominated foreign debt guaranteed by the U.S. government, with maturities between 3 and 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 5.9 years. The primary risks of investing in this underlying ETF are: income risk, interest rate risk and credit risk.

• Vanguard® Large-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Prime Market 750 Index, a broadly diversified index predominantly made up of stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Long-Term Bond ETF seeks to track the performance of a market-weighted bond index with a long-term dollar-weighted average maturity. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. Long Government/Credit Bond Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of greater than 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 15 and 30 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

• Vanguard® Long-Term Corporate Bond ETF seeks to track the performance of a market-weighted corporate bond index with a long-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. Long Corporate Index. This Index includes U.S.

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dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities greater than 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 24.7 years. The primary risks of investing in this underlying ETF are: interest rate risk, credit risk, income risk and index sampling risk.

• Vanguard® Long-Term Government Bond ETF seeks to track the performance of a market-weighted government bond index with a long-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. Long Government Float Adjusted Index. This Index includes fixed-income securities issued by the U.S. Treasury (not including inflation-protected bonds) and U.S. government agencies and instrumentalities, as well as corporate or dollar-denominated foreign debt guaranteed by the U.S. government, with maturities greater than 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 19.0 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

• Vanguard® Mega Cap 300 ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the U.S. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Morgan Stanley Capital International® (MSCI®) US Large Cap 300 Index, a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mega Cap 300 Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI US Large-Cap Growth Index, which represents the value of companies of the MSCI US Large-Cap 300 Index. The index is a, free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization growth stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mega Cap 300 Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI US Large-Cap Value Index, which represents the value of companies of the MSCI US Large-Cap 300 Index. The index is a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization value stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mid-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mid-Cap Growth ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization growth stocks. The ETF employs a “passive management” —or indexing — investment approach designed to track the performance of the MSCI US Mid Cap Growth Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

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• Vanguard® Mid-Cap Value ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization value stocks. The ETF employs a “passive management” —or indexing — investment approach designed to track the performance of the MSCI US Mid Cap Value Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mortgage-Backed Securities ETF seeks to track the performance of a market-weighted mortgage-backed securities index. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. MBS Float Adjusted Index. This Index covers U.S. agency mortgage-backed pass-through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). To be included in the Index, pool aggregates must have at least $250 million currently outstanding and a weighted average maturity of at least 1 year. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 5.76 years. The primary risks of investing in this underlying ETF are: prepayment risk, interest rate risk, credit risk, income risk and index sampling risk.

• Vanguard® Pacific ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of the Pacific region. The ETF employs a “passive management” — or indexing — investment approach by investing all, or substantially all, of its assets in the common stocks included in the MSCI® Pacific Index. The MSCI Pacific Index consists of approximately 494 common stocks of companies located Japan, Australia, Hong Kong, Singapore, and New Zealand. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

• Vanguard® Short-Term Bond ETF seeks to track the performance of a market-weighted bond index with a short-term dollar-weighted average maturity. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. 1-5 Year Government/Credit Bond Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 1 and 5 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF’s maintains a dollar-weighted average maturity consistent with that of the Index, which generally does not exceed 3 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, index sampling risk and credit risk.

• Vanguard® Short-Term Corporate Bond ETF seeks to track the performance of a market-weighted corporate bond index with a short-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 1-5 Year Corporate Index. This Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 1 and 5 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 3.1 years. The primary risks of investing in this underlying ETF are: income risk, credit risk, interest rate risk, and index sampling risk.

• Vanguard® Short-Term Government Bond ETF seeks to track the performance of a market-weighted government bond index with a short-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 1-3 Year Government Float Adjusted Index. This Index includes fixed-income securities issued by the U.S. Treasury (not including inflation-protected securities) and U.S. government agencies and instrumentalities, as well as corporate or dollar-denominated foreign debt guaranteed by the U.S. government, all with maturities between 1 and 3 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 1.9 years. The primary risks of investing in this underlying ETF are: income risk, interest rate risk, credit risk and index sampling risk.

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• Vanguard® Small-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Small Cap 1750 Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Small-Cap Growth ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI US Small Cap Growth Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Small-Cap Value ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The ETF employs a “passive management” —indexing — investment approach designed to track the performance of the MSCI US Small Cap Value Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Total Bond Market ETF seeks to track the performance of a broad, market-weighted bond index. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. Aggregate Bond Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the U.S., including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year. The ETF invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years. The primary risks of investing in this underlying ETF are interest rate risk, income risk, credit risk, call risk and index sampling risk.

• Vanguard® Total Stock Market ETF seeks to track the performance of a benchmark index that measures the investment return of the overall stock market. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Morgan Stanley Capital International (MSCI®)U.S. Broad Market Index, which represents 99.5% or more of the total market capitalization of all the U.S. common stocks regularly traded on the New York Stock Exchange and the Nasdaq over-the-counter market. The ETF typically holds 1,200-1,300 of the stocks in its target index (covering nearly 95% of the Index’s total market capitalization) and a representative sample of the remaining stocks. The ETF holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. The primary risks of investing in this underlying ETF are: stock market risk and index sampling risk.

• Vanguard® Total World Stock ETF seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets around the world. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the FTSE® All-World Index, a free-float-adjusted, market-capitalization-weighted index designed to measure the market performance of large-and mid-capitalization stocks of companies located around the world. The Index includes approximately 2,800 stocks of companies located in 47 countries, including both developed and emerging markets. The ETF typically holds approximately 2,000 stocks in its target Index (covering nearly 99% of the Index’s total market capitalization) and a representative sample of the remaining stocks. The ETF holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings, country weightings, and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk, emerging markets risk, currency risk and index sampling risk.

• Vanguard® Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Prime Market Value Index, a broadly diversified index predominantly made up

147

of value stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

UNDERLYING DFA INSTITUTIONAL MUTUAL FUNDS:

• DFA International Small Cap Value Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio pursues its objective by investing in stocks of small non-U.S. companies believed to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value. In assessing value, additional factors such as price to cash flow or price to earning ratios may be considered, as well as economic conditions and developments in the issuer’s industry. The criteria for assessing value are subject to change from time to time. The Portfolio currently invests in companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom. The primary risks of investing in this underlying institutional mutual fund are market risk, foreign securities and currencies risk and small company risk.

• DFA International Value Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio invests all of its assets in the DFA International Value Series (“International Value Series”) of The DFA Investment Trust Company, which has the same investment objective and policies as the Portfolio. The International Value Series pursues its objective by investing in value stocks of large non-U.S. companies believed to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value. In assessing value, additional factors such as price to cash flow or price to earning ratios may be considered, as well as economic conditions and developments in the issuer’s industry. The criteria for assessing value are subject to change from time to time. The Portfolio currently invests in companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom. The primary risks of investing in this underlying institutional mutual fund are market risk and foreign securities and currencies risk.

• Emerging Markets Value Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio invests all of its assets in the Dimensional Emerging Markets Value Fund Inc. (“Emerging Market Value Fund”), which has the same investment objective and policies as the Portfolio. The Emerging Markets Value Fund pursues its objective by investing in emerging markets equity securities believed to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value. In assessing value, additional factors such as price to cash flow or price to earning ratios may be considered, as well as economic conditions and developments in the issuer’s industry. The criteria for assessing value are subject to change from time to time. In determining what countries are eligible markets, DFA will consider, among other things, information disseminated by the International Finance Corporation in determining and approving countries that have emerging markets. The Portfolio currently invests in companies in Brazil, Chile, China, the Czech Republic, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Philippines, Poland, South Africa, South Korea, Taiwan, Thailand, and Turkey. The primary risks of investing in this underlying institutional mutual fund are market risk, foreign securities and currencies risk, small company risk and emerging markets risk.

• Large Cap International Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio pursues its objective by investing in the stocks of large non-U.S. companies. Company size is measured on a country- or region-specific basis and based primarily on the market capitalization of operating companies traded on selected exchanges. The minimum market capitalization threshold varies by country or region and will change due to market conditions. The Portfolio currently invests in companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom. The primary risks of investing in this underlying institutional mutual fund are market risk and foreign securities and currencies risk.

• U.S. Large Company Portfolio (“Portfolio”) seeks to approximate the total investment return of the S&P 500 Index, both in terms of the price of the Portfolio’s shares and its total investment return. The Portfolio invests all of its assets in the U.S. Large Company Series (“U.S. Large Company Series”) of The DFA Investment Trust Company, which has the same investment objective and policies as the Portfolio. The U.S. Large Company Series intends to invest all of the stocks that comprise the S&P 500 Index in approximately the same proportions as they are represented in the Index. Generally, these are the U.S. stocks with the largest market capitalizations and, as a group, represent approximately 70% of the total market capitalization of all publicly traded U.S. stocks. The primary risk of investing in this underlying institutional mutual fund is market risk.

148

• U.S. Targeted Value Portfolio (“Portfolio”) seeks to capture the returns and diversification benefits of a broad cross-section of U.S. small value companies, on a market-cap weighted basis. The Portfolio invests in securities of U.S. companies smaller than the 500th largest company in the market universe comprised of companies listed on the New York Stock Exchange, American Stock Exchange, and Nasdaq National Market System. After identifying the aggregate market capitalization break, a value screen is applied to the universe. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value. In assessing value, additional factors such as price-to-cash-flow or price-to-earnings ratios may be considered, as well as economic conditions and developments in the issuer's industry. The criteria for assessing value are subject to change from time to time. The primary risks of investing in this underlying institutional mutual fund are market risk, small company risk, value investment risk, derivative risk and securities lending risk.

149

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand a portfolio's performance for the past five years or since its inception if less than five years. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio for the period shown, assuming reinvestment of all dividends and distributions. This information through December 31, 2009 has been derived from financial statements audited by PricewaterhouseCoopers LLP, an Independent Registered Certified Public Accounting firm, whose report, along with the portfolio's financial statements, is included in the December 31, 2009 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding through each period:

Transamerica AEGON High Yield Bond VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007		2006	2005
Net asset value
Beginning of year	$5.87	$8.74	$9.48		$9.62	$10.54
Investment operations
Net investment income(a)	0.66	0.67	0.68		0.69	0.70
Net realized and unrealized gain (loss)	2.04	(2.68)	(0.52)		0.29	(0.51)
Total operations	2.70	(2.01)	0.16		0.98	0.19
Distributions
From net investment income	(0.62)	(0.72)	(0.90)		(1.00)	(0.85)
From net realized gains	–	(0.14)	–	(b)	(0.12)	(0.26)
Total distributions	(0.62)	(0.86)	(0.90)		(1.12)	(1.11)
Net asset value
End of year	$7.95	$5.87	$8.74		$9.48	$9.62

Total return(c)	47.05%	(25.20%)	1.85%		10.95%	1.81%
Net assets end of year (000’s)	$187,509	$244,866	$308,893		$378,471	$421,010
Ratio and supplemental data
Expenses to average net assets	0.80%	0.79%	0.81%		0.82%	0.83%
Net investment income, to average net assets	9.38%	8.73%	7.25%		7.16%	6.92%
Portfolio turnover rate	85%	59%	70%		96%	51%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007		2006	2005
Net asset value
Beginning of year	$5.94	$8.83	$9.56		$9.70	$10.64
Investment operations
Net investment income(a)	0.64	0.66	0.66		0.67	0.68
Net realized and unrealized gain (loss)	2.07	(2.72)	(0.51)		0.29	(0.52)
Total operations	2.71	(2.06)	0.15		0.96	0.16
Distributions
From net investment income	(0.61)	(0.69)	(0.88)		(0.98)	(0.84)
From net realized gains	–	(0.14)	–	(b)	(0.12)	(0.26)
Total distributions	(0.61)	(0.83)	(0.88)		(1.10)	(1.10)
Net asset value
End of year	$8.04	$5.94	$8.83		$9.56	$9.70

Total return(c)	46.67%	(25.46%)	1.73%		10.62%	1.50%
Net assets end of year (000’s)	$26,405	$5,617	$10,028		$10,083	$7,825
Ratio and supplemental data
Expenses to average net assets	1.05%	1.04%	1.06%		1.07%	1.08%
Net investment income, to average net assets	8.75%	8.26%	7.01%		6.91%	6.66%
Portfolio turnover rate	85%	59%	70%		96%	51%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

150

Financial Highlights

Transamerica Asset Allocation – Conservative VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.29	$11.49	$11.54	$11.43	$12.04
Investment operations
Net investment income(a),(c)	0.37	0.46	0.42	0.41	0.47
Net realized and unrealized gain (loss)	1.69	(2.75)	0.29	0.62	0.12
Total operations	2.06	(2.29)	0.71	1.03	0.59
Distributions
From net investment income	(0.40)	(0.31)	(0.34)	(0.38)	(0.32)
From net realized gains	(0.15)	(0.60)	(0.42)	(0.54)	(0.88)
Total distributions	(0.55)	(0.91)	(0.76)	(0.92)	(1.20)
Net asset value
End of year	$9.80	$8.29	$11.49	$11.54	$11.43

Total return(b)	25.22%	(21.18)%	6.38%	9.45%	5.18%

Net assets end of year (000’s)	$554,813	$497,129	$554,977	$527,618	$516,376
Ratio and supplemental data
Expenses to average net assets(d)	0.13%	0.14%	0.13%	0.13%	0.14%
Net investment income, to average net assets(c)	4.07%	4.47%	3.60%	3.54%	4.01%
Portfolio turnover rate(e)	25%	25%	43%	18%	40%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.24	$11.44	$11.50	$11.41	$12.03
Investment operations
Net investment income(a),(c)	0.37	0.48	0.40	0.40	0.47
Net realized and unrealized gain (loss)	1.65	(2.79)	0.28	0.60	0.10
Total operations	2.02	(2.31)	0.68	1.00	0.57
Distributions
From net investment income	(0.38)	(0.29)	(0.32)	(0.37)	(0.31)
From net realized gains	(0.15)	(0.60)	(0.42)	(0.54)	(0.88)
Total distributions	(0.53)	(0.89)	(0.74)	(0.91)	(1.19)
Net asset value
End of year	$9.73	$8.24	$11.44	$11.50	$11.41

Total return(b)	24.90%	(21.40)%	6.15%	9.14%	5.01%

Net assets end of year (000’s)	$823,054	$465,802	$392,969	$290,272	$172,601
Ratio and supplemental data
Expenses to average net assets(d)	0.38%	0.39%	0.38%	0.38%	0.39%
Net investment income, to average net assets(c)	4.10%	4.69%	3.48%	3.44%	4.03%
Portfolio turnover rate(e)	25%	25%	43%	18%	40%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d)  Does not include expenses of the investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying affiliated funds.

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Financial Highlights

Transamerica Asset Allocation – Growth VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.57	$13.77	$13.63	$12.84	$12.06
Investment operations
Net investment income(a),(c)	0.09	0.20	0.28	0.37	0.16
Net realized and unrealized gain (loss)	1.80	(5.02)	0.75	1.52	1.27
Total operations	1.89	(4.82)	1.03	1.89	1.43
Distributions
From net investment income	(0.20)	(0.30)	(0.33)	(0.13)	(0.06)
From net realized gains	(0.60)	(2.08)	(0.56)	(0.97)	(0.59)
Total distributions	(0.80)	(2.38)	(0.89)	(1.10)	(0.65)
Net asset value
End of year	$7.66	$6.57	$13.77	$13.63	$12.84

Total return(b)	29.82%	(39.63)%	7.76%	15.62%	12.24%

Net assets end of year (000’s)	$808,954	$658,400	$1,260,779	$1,198,596	$966,677
Ratio and supplemental data
Expenses to average net assets(d)	0.14%	0.14%	0.13%	0.14%	0.14%
Net investment income, to average net assets(c)	1.21%	1.94%	2.00%	2.75%	1.28%
Portfolio turnover rate(e)	18%	19%	26%	4%	41%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.52	$13.67	$13.54	$12.78	$12.03
Investment operations
Net investment income(a),(c)	0.06	0.17	0.26	0.34	0.13
Net realized and unrealized gain (loss)	1.79	(4.97)	0.73	1.50	1.26
Total operations	1.85	(4.80)	0.99	1.84	1.39
Distributions
From net investment income	(0.17)	(0.27)	(0.30)	(0.11)	(0.05)
From net realized gains	(0.59)	(2.08)	(0.56)	(0.97)	(0.59)
Total distributions	(0.76)	(2.35)	(0.86)	(1.08)	(0.64)
Net asset value
End of year	$7.61	$6.52	$13.67	$13.54	$12.78

Total return(b)	29.54%	(39.75)%	7.54%	15.28%	11.92%

Net assets end of year (000’s)	$215,166	$171,239	$411,079	$338,769	$213,215
Ratio and supplemental data
Expenses to average net assets(d)	0.39%	0.39%	0.38%	0.39%	0.39%
Net investment income, to average net assets(c)	0.98%	1.51%	1.86%	2.54%	1.06%
Portfolio turnover rate(e)	18%	19%	26%	4%	41%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d)  Does not include expenses of the investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying affiliated funds.

152

Financial Highlights

Transamerica Asset Allocation – Moderate VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.36	$12.90	$12.66	$12.24	$12.10
Investment operations
Net investment income(a),(c)	0.32	0.50	0.40	0.44	0.40
Net realized and unrealized gain (loss)	1.83	(3.59)	0.57	0.89	0.46
Total operations	2.15	(3.09)	0.97	1.33	0.86
Distributions
From net investment income	(0.39)	(0.37)	(0.39)	(0.33)	(0.22)
From net realized gains	(0.35)	(1.08)	(0.34)	(0.58)	(0.50)
Total distributions	(0.74)	(1.45)	(0.73)	(0.91)	(0.72)
Net asset value
End of year	$9.77	$8.36	$12.90	$12.66	$12.24

Total return(b)	26.40%	(25.96)%	7.95%	11.48%	7.44%

Net assets end of year (000’s)	$1,101,652	$957,157	$1,550,984	$1,591,304	$1,509,579
Ratio and supplemental data
Expenses to average net assets(d)	0.13%	0.13%	0.13%	0.13%	0.14%
Net investment income, to average net assets(c)	3.63%	4.50%	3.10%	3.53%	3.36%
Portfolio turnover rate(e)	18%	23%	20%	3%	24%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.30	$12.83	$12.60	$12.20	$12.09
Investment operations
Net investment income(a),(c)	0.32	0.37	0.39	0.43	0.41
Net realized and unrealized gain (loss)	1.80	(3.47)	0.55	0.87	0.42
Total operations	2.12	(3.10)	0.94	1.30	0.83
Distributions
From net investment income	(0.37)	(0.35)	(0.37)	(0.32)	(0.22)
From net realized gains	(0.35)	(1.08)	(0.34)	(0.58)	(0.50)
Total distributions	(0.72)	(1.43)	(0.71)	(0.90)	(0.72)
Net asset value
End of year	$9.70	$8.30	$12.83	$12.60	$12.20

Total return(b)	26.20%	(26.19)%	7.73%	11.21%	7.13%

Net assets end of year (000’s)	$1,842,404	$1,190,212	$1,452,693	$1,043,139	$605,462
Ratio and supplemental data
Expenses to average net assets(d)	0.38%	0.38%	0.38%	0.38%	0.39%
Net investment income, to average net assets(c)	3.54%	3.36%	3.03%	3.44%	3.40%
Portfolio turnover rate(e)	18%	23%	20%	3%	24%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d)  Does not include expenses of the investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying affiliated funds.

153

Financial Highlights

Transamerica Asset Allocation – Moderate Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.16	$14.07	$13.72	$12.80	$12.18
Investment operations
Net investment income(a),(c)	0.23	0.34	0.37	0.43	0.30
Net realized and unrealized gain (loss)	2.00	(4.58)	0.67	1.27	0.88
Total operations	2.23	(4.24)	1.04	1.70	1.18
Distributions
From net investment income	(0.30)	(0.34)	(0.34)	(0.22)	(0.14)
From net realized gains	(0.48)	(1.33)	(0.35)	(0.56)	(0.42)
Total distributions	(0.78)	(1.67)	(0.69)	(0.78)	(0.56)
Net asset value
End of year	$9.61	$8.16	$14.07	$13.72	$12.80

Total return(b)	28.16%	(32.76)%	7.81%	13.83%	9.91%

Net assets end of year (000’s)	$1,426,280	$1,217,825	$2,229,744	$2,277,269	$1,892,007
Ratio and supplemental data
Expenses to average net assets(d)	0.13%	0.13%	0.13%	0.13%	0.14%
Net investment income, to average net assets(c)	2.61%	2.94%	2.63%	3.25%	2.47%
Portfolio turnover rate(e)	13%	18%	24%	2%	23%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.09	$13.97	$13.64	$12.75	$12.15
Investment operations
Net investment income(a),(c)	0.21	0.34	0.37	0.42	0.29
Net realized and unrealized gain (loss)	1.98	(4.58)	0.63	1.24	0.86
Total operations	2.19	(4.24)	1.00	1.66	1.15
Distributions
From net investment income	(0.28)	(0.32)	(0.32)	(0.21)	(0.13)
From net realized gains	(0.48)	(1.32)	(0.35)	(0.56)	(0.42)
Total distributions	(0.76)	(1.64)	(0.67)	(0.77)	(0.55)
Net asset value
End of year	$9.52	$8.09	$13.97	$13.64	$12.75

Total return(b)	27.87%	(32.92)%	7.56%	13.54%	9.71%

Net assets end of year (000’s)	$3,289,225	$2,187,892	$2,797,290	$1,823,589	$858,857
Ratio and supplemental data
Expenses to average net assets(d)	0.38%	0.38%	0.38%	0.38%	0.39%
Net investment income, to average net assets(c)	2.49%	2.99%	2.64%	3.15%	2.40%
Portfolio turnover rate(e)	13%	18%	24%	2%	23%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying affiliated funds.

154

Financial Highlights

Transamerica Balanced VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.38	$13.70	$12.25	$11.63	$11.77
Investment operations
Net investment income(a)	0.21	0.22	0.19	0.16	0.14
Net realized and unrealized gain (loss)	1.97	(4.36)	1.47	0.88	0.74
Total operations	2.18	(4.14)	1.66	1.04	0.88
Distributions
From net investment income	(0.16)	(0.21)	(0.15)	(0.12)	(0.16)
From net realized gains	(0.13)	(0.97)	(0.06)	(0.30)	(0.86)
Total distributions	(0.29)	(1.18)	(0.21)	(0.42)	(1.02)
Net asset value
End of year	$10.27	$8.38	$13.70	$12.25	$11.63

Total return(b)	26.30%	(32.40%)	13.61%	9.12%	7.96%
Net assets end of year (000’s)	$45,319	$36,361	$81,632	$71,949	$61,698
Ratio and supplemental data
Expenses to average net assets	0.91%	0.90%	0.89%	0.89%	0.94%
Net investment income, to average net assets	2.26%	1.89%	1.49%	1.32%	1.17%
Portfolio turnover rate	82%	67%	60%	47%	50%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.33	$13.64	$12.21	$11.61	$11.77
Investment operations
Net investment income(a)	0.18	0.19	0.16	0.13	0.11
Net realized and unrealized gain (loss)	1.96	(4.34)	1.46	0.87	0.74
Total operations	2.14	(4.15)	1.62	1.00	0.85
Distributions
From net investment income	(0.15)	(0.19)	(0.13)	(0.10)	(0.15)
From net realized gains	(0.13)	(0.97)	(0.06)	(0.30)	(0.86)
Total distributions	(0.28)	(1.16)	(0.19)	(0.40)	(1.01)
Net asset value
End of year	$10.19	$8.33	$13.64	$12.21	$11.61

Total return(b)	25.94%	(32.57%)	13.38%	8.74%	7.79%
Net assets end of year (000’s)	$56,181	$22,473	$20,711	$9,672	$3,791
Ratio and supplemental data
Expenses to average net assets	1.16%	1.15%	1.14%	1.14%	1.19%
Net investment income, to average net assets	1.98%	1.71%	1.25%	1.11%	0.91%
Portfolio turnover rate	82%	67%	60%	47%	50%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

155

Financial Highlights

Transamerica BlackRock Global Allocation VP

For a share outstanding throughout each period	Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment income(a),(e)	0.37
Net realized and unrealized gain	1.79
Total operations	2.16
Net asset value
End of period	$12.16

Total return(b)	21.60%	(h)

Net assets end of year (000’s)	$157,420
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.35%	(i)
Before reimbursement/fee waiver	0.40%	(i)
Net investment income, to average net assets(e)	4.74%	(i)
Portfolio turnover rate(f)	–%	(h)(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Rounds to less than 0.01%.

(h) Not annualized.

(i) Annualized.

156

Financial Highlights

Transamerica BlackRock Large Cap Value VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.09	$19.16	$20.80	$18.72	$17.17
Investment operations
Net investment income(a)	0.19	0.21	0.20	0.17	0.13
Net realized and unrealized gain (loss)	1.35	(6.18)	0.72	2.91	2.54
Total operations	1.54	(5.97)	0.92	3.08	2.67
Distributions
From net investment income	(0.17)	(0.15)	(0.20)	(0.10)	(0.12)
From net realized gains	–	(1.95)	(2.36)	(0.90)	(1.00)
Total distributions	(0.17)	(2.10)	(2.56)	(1.00)	(1.12)
Net asset value
End of year	$12.46	$11.09	$19.16	$20.80	$18.72

Total return(b)	13.99%	(33.89%)	4.64%	16.92%	15.94%
Net assets end of year (000’s)	$1,184,485	$712,006	$860,991	$1,054,389	$860,826
Ratio and supplemental data
Expenses to average net assets	0.84%	0.83%	0.85%	0.83%	0.84%
Net investment income, to average net assets	1.73%	1.38%	0.94%	0.86%	0.70%
Portfolio turnover rate	128%	85%	67%	60%	69%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.13	$19.21	$20.87	$18.81	$17.27
Investment operations
Net investment income(a)	0.17	0.17	0.14	0.13	0.09
Net realized and unrealized gain (loss)	1.35	(6.20)	0.73	2.91	2.57
Total operations	1.52	(6.03)	0.87	3.04	2.66
Distributions
From net investment income	(0.13)	(0.10)	(0.17)	(0.08)	(0.12)
From net realized gains	–	(1.95)	(2.36)	(0.90)	(1.00)
Total distributions	(0.13)	(2.05)	(2.53)	(0.98)	(1.12)
Net asset value
End of year	$12.52	$11.13	$19.21	$20.87	$18.81

Total return(b)	13.71%	(34.06%)	4.35%	16.62%	15.73%
Net assets end of year (000’s)	$37,502	$15,319	$33,514	$28,079	$14,908
Ratio and supplemental data
Expenses to average net assets	1.09%	1.08%	1.10%	1.08%	1.09%
Net investment income, to average net assets	1.47%	1.06%	0.70%	0.64%	0.49%
Portfolio turnover rate	128%	85%	67%	60%	69%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

157

Financial Highlights

Transamerica BlackRock Tactical Allocation VP

For a share outstanding throughout each period	Service Class May 1 to Dec 31, 2009(f)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment income(a),(c)	0.34
Net realized and unrealized gain	1.85
Total operations	2.19
Net asset value
End of period	$12.19

Total return(b)	21.90%	(g)
Net assets end of year (000’s)	$42,149
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.50%	(h)
Before reimbursement/fee waiver	0.61%	(h)
Net investment income, to average net assets(c)	4.36%	(h)
Portfolio turnover rate(e)	19%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying affiliated funds.

(f) Commenced operations on May 1, 2009.

(g) Not annualized.

(h) Annualized.

158

Financial Highlights

Transamerica Clarion Global Real Estate Securities VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$7.84	$19.64	$24.54	$19.77	$19.15
Investment operations
Net investment income(a)	0.23	0.38	0.36	0.35	0.27
Net realized and unrealized gain (loss)	2.39	(7.03)	(1.77)	7.45	2.20
Total operations	2.62	(6.65)	(1.41)	7.80	2.47
Distributions
From net investment income	–	(0.47)	(1.73)	(0.33)	(0.32)
From net realized gains	–	(4.68)	(1.76)	(2.70)	(1.53)
Total distributions	–	(5.15)	(3.49)	(3.03)	(1.85)
Net asset value
End of year	$10.46	$7.84	$19.64	$24.54	$19.77

Total return(b)	33.42%	(42.38%)	(6.70%)	42.27%	13.47%
Net assets end of year (000’s)	$493,900	$339,659	$667,356	$922,134	$599,134
Ratio and supplemental data
Expenses to average net assets	0.91%	0.87%	0.84%	0.84%	0.86%
Net investment income, to average net assets	2.73%	2.61%	1.51%	1.59%	1.41%
Portfolio turnover rate	61%	48%	60%	44%	103%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.15	$20.12	$25.06	$20.16	$19.53
Investment operations
Net investment income(a)	0.22	0.36	0.31	0.32	0.23
Net realized and unrealized gain (loss)	2.47	(7.27)	(1.80)	7.58	2.23
Total operations	2.69	(6.91)	(1.49)	7.90	2.46
Distributions
From net investment income	–	(0.38)	(1.69)	(0.30)	(0.30)
From net realized gains	–	(4.68)	(1.76)	(2.70)	(1.53)
Total distributions	–	(5.06)	(3.45)	(3.00)	(1.83)
Net asset value
End of year	$10.84	$8.15	$20.12	$25.06	$20.16

Total return(b)	33.01%	(42.49%)	(6.91%)	41.91%	13.18%
Net assets end of year (000’s)	$18,785	$14,810	$41,216	$53,276	$24,618
Ratio and supplemental data
Expenses to average net assets	1.16%	1.12%	1.09%	1.09%	1.11%
Net investment income, to average net assets	2.46%	2.35%	1.26%	1.39%	1.21%
Portfolio turnover rate	61%	48%	60%	44%	103%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

159

Financial Highlights

Transamerica Convertible Securities VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.21	$12.48	$12.03	$11.20	$12.24
Investment operations
Net investment income(a)	0.19	0.18	0.16	0.15	0.22
Net realized and unrealized gain (loss)	1.73	(4.05)	1.91	1.05	0.19
Total operations	1.92	(3.87)	2.07	1.20	0.41
Distributions
From net investment income	(0.27)	(0.18)	(0.26)	(0.19)	(0.27)
From net realized gains	–	(2.22)	(1.36)	(0.18)	(1.18)
Total distributions	(0.27)	(2.40)	(1.62)	(0.37)	(1.45)
Net asset value
End of year	$7.86	$6.21	$12.48	$12.03	$11.20

Total return(b)	31.30%	(36.87%)	18.63%	10.90%	3.88%
Net assets end of year (000’s)	$125,132	$156,137	$270,218	$429,852	$314,353
Ratio and supplemental data
Expenses to average net assets	0.82%	0.81%	0.79%	0.78%	0.79%
Net investment income, to average net assets	2.82%	1.88%	1.30%	1.26%	1.95%
Portfolio turnover rate	168%	97%	79%	64%	85%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.18	$12.42	$11.98	$11.17	$12.24
Investment operations
Net investment income(a)	0.17	0.14	0.13	0.12	0.19
Net realized and unrealized gain (loss)	1.73	(4.01)	1.91	1.04	0.18
Total operations	1.90	(3.87)	2.04	1.16	0.37
Distributions
From net investment income	(0.24)	(0.15)	(0.24)	(0.17)	(0.26)
From net realized gains	–	(2.22)	(1.36)	(0.18)	(1.18)
Total distributions	(0.24)	(2.37)	(1.60)	(0.35)	(1.44)
Net asset value
End of year	$7.84	$6.18	$12.42	$11.98	$11.17

Total return(b)	31.16%	(37.00%)	18.29%	10.65%	3.54%
Net assets end of year (000’s)	$12,160	$7,777	$18,157	$14,065	$10,710
Ratio and supplemental data
Expenses to average net assets	1.07%	1.06%	1.04%	1.03%	1.04%
Net investment income, to average net assets	2.48%	1.46%	1.02%	1.01%	1.65%
Portfolio turnover rate	168%	97%	79%	64%	85%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

160

Financial Highlights

Transamerica Diversified Equity VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$13.82	$25.01	$22.05	$18.81	$17.69
Investment operations
Net investment income(a)	0.22	0.41	0.31	0.27	0.21
Net realized and unrealized gain (loss)	3.67	(11.21)	3.02	3.23	1.10
Total operations	3.89	(10.80)	3.33	3.50	1.31
Distributions
From net investment income	(0.22)	(0.39)	(0.37)	(0.26)	(0.19)
Total distributions	(0.22)	(0.39)	(0.37)	(0.26)	(0.19)
Net asset value
End of year	$17.49	$13.82	$25.01	$22.05	$18.81

Total return(b)	28.32%	(43.67%)	15.24%	18.79%	7.47%
Net assets end of year (000’s)	$422,067	$288,218	$611,618	$598,312	$581,669
Ratio and supplemental data
Expenses to average net assets	0.91%	0.84%	0.85%	0.87%	0.90%
Net investment income, to average net assets	1.49%	2.03%	1.31%	1.35%	1.20%
Portfolio turnover rate	54%	18%	34%	59%	61%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$13.74	$24.85	$21.93	$18.73	$17.65
Investment operations
Net investment income(a)	0.18	0.37	0.26	0.21	0.16
Net realized and unrealized gain (loss)	3.63	(11.15)	2.99	3.23	1.10
Total operations	3.81	(10.78)	3.25	3.44	1.26
Distributions
From net investment income	(0.19)	(0.33)	(0.33)	(0.24)	(0.18)
Total distributions	(0.19)	(0.33)	(0.33)	(0.24)	(0.18)
Net asset value
End of year	$17.36	$13.74	$24.85	$21.93	$18.73

Total return(b)	27.85%	(43.81%)	14.98%	18.45%	7.23%
Net assets end of year (000’s)	$22,817	$8,498	$24,292	$16,329	$7,930
Ratio and supplemental data
Expenses to average net assets	1.16%	1.09%	1.10%	1.12%	1.15%
Net investment income, to average net assets	1.16%	1.83%	1.11%	1.02%	0.88%
Portfolio turnover rate	54%	18%	34%	59%	61%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

161

Financial Highlights

Transamerica Efficient Markets VP

For a share outstanding throughout each period	Initial Class				Service Class
	December 31, 2009		Nov 10 to Dec 31, 2008(i)		December 31, 2009		Nov 10 to Dec 31, 2008(i)
Net asset value
Beginning of year	$10.39		$10.00		$10.39		$10.00
Investment operations
Net investment income(a), (e)	0.27		0.10		0.25		0.11
Net realized and unrealized gain	1.62		0.29		1.61		0.28
Total operations	1.89		0.39		1.86		0.39
Distributions
From net investment income	(0.01)		–		(0.01)		–
From net realized gains	–	(b)	–		–	(b)	–
Total distributions	(0.01)		–		(0.01)		–
Net asset value
End of year	$12.27		$10.39		$12.24		$10.39

Total return(c)	18.15%		3.90%	(g)	17.86%		3.90%	(g)

Net assets end of year (000’s)	$831		$260		$26,854		$1,157
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.52%		0.52%	(h)	0.77%		0.77%	(h)
Before reimbursement/fee waiver	0.70%		17.77%	(h)	0.95%		18.02%	(h)
Net investment income, to average net assets(e)	2.42%		7.15%	(h)	2.20%		8.04%	(h)
Portfolio turnover rate(f)	37%		2%	(g)	37%		2%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than $(.01) per share.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

(i) Commenced operations on November 10, 2008.

162

Financial Highlights

Transamerica Federated Market Opportunity VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006		2005
Net asset value
Beginning of year	$13.37	$14.66	$15.40	$16.52		$17.59
Investment operations
Net investment income(a)	0.06	0.24	0.41	0.48		0.30
Net realized and unrealized gain (loss)	0.52	(0.85)	(0.50)	–	(b)	0.52
Total operations	0.58	(0.61)	(0.09)	0.48		0.82
Distributions
From net investment income	(0.45)	(0.68)	(0.58)	(0.28)		(0.40)
From net realized gains	(1.35)	–	(0.07)	(1.32)		(1.49)
Total distributions	(1.80)	(0.68)	(0.65)	(1.60)		(1.89)
Net asset value
End of year	$12.15	$13.37	$14.66	$15.40		$16.52

Total return(c)	4.20%	(4.53%)	(0.48%)	2.76%		4.96%
Net assets end of year (000’s)	$285,979	$298,449	$401,656	$518,866		$577,785
Ratio and supplemental data
Expenses to average net assets	0.84%	0.81%	0.82%	0.81%		0.83%
Net investment income, to average net assets	0.47%	1.64%	2.72%	2.94%		1.76%
Portfolio turnover rate	183%	290%	56%	91%		55%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$13.91	$15.20	$15.94	$17.05	$18.12
Investment operations
Net investment income(a)	0.05	0.21	0.38	0.45	0.27
Net realized and unrealized gain (loss)	0.52	(0.87)	(0.52)	0.01	0.54
Total operations	0.57	(0.66)	(0.14)	0.46	0.81
Distributions
From net investment income	(0.39)	(0.63)	(0.53)	(0.25)	(0.39)
From net realized gains	(1.35)	–	(0.07)	(1.32)	(1.49)
Total distributions	(1.74)	(0.63)	(0.60)	(1.57)	(1.88)
Net asset value
End of year	$12.74	$13.91	$15.20	$15.94	$17.05

Total return(c)	3.95%	(4.65%)	(0.70%)	2.47%	4.72%
Net assets end of year (000’s)	$13,590	$14,000	$25,139	$32,406	$32,851
Ratio and supplemental data
Expenses to average net assets	1.09%	1.06%	1.07%	1.06%	1.08%
Net investment income, to average net assets	0.31%	1.38%	2.48%	2.67%	1.54%
Portfolio turnover rate	183%	290%	56%	91%	55%

(a)  Calculated based on average number of shares outstanding.

(b)  Rounds to less than ($0.01) or $0.01.

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

163

Financial Highlights

Transamerica Focus VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$7.43	$13.88	$14.73	$14.71	$14.22
Investment operations
Net investment income(a)	0.07	0.18	0.16	0.18	0.10
Net realized and unrealized gain (loss)	1.99	(4.67)	(0.01)	2.26	0.48
Total operations	2.06	(4.49)	0.15	2.44	0.58
Distributions
From net investment income	(0.21)	(0.21)	(0.20)	(0.16)	(0.09)
From net realized gains	–	(1.75)	(0.80)	(2.26)	–
Total distributions	(0.21)	(1.96)	(1.00)	(2.42)	(0.09)
Net asset value
End of year	$9.28	$7.43	$13.88	$14.73	$14.71

Total return(b)	27.91%	(36.36%)	1.04%	18.56%	4.08%
Net assets end of year (000’s)	$156,691	$146,079	$297,425	$370,692	$379,373
Ratio and supplemental data
Expenses to average net assets	0.90%	0.86%	0.87%	0.88%	0.86%
Net investment income, to average net assets	0.94%	1.62%	1.11%	1.22%	0.68%
Portfolio turnover rate	131%	35%	15%	15%	33%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$7.41	$13.83	$14.69	$14.68	$14.21
Investment operations
Net investment income(a)	0.05	0.15	0.13	0.15	0.06
Net realized and unrealized gain (loss)	1.98	(4.66)	(0.02)	2.25	0.48
Total operations	2.03	(4.51)	0.11	2.40	0.54
Distributions
From net investment income	(0.17)	(0.16)	(0.17)	(0.13)	(0.07)
From net realized gains	–	(1.75)	(0.80)	(2.26)	–
Total distributions	(0.17)	(1.91)	(0.97)	(2.39)	(0.07)
Net asset value
End of year	$9.27	$7.41	$13.83	$14.69	$14.68

Total return(b)	27.57%	(36.54%)	0.77%	18.29%	3.81%
Net assets end of year (000’s)	$5,301	$4,065	$11,910	$12,810	$8,680
Ratio and supplemental data
Expenses to average net assets	1.15%	1.11%	1.12%	1.13%	1.11%
Net investment income, to average net assets	0.66%	1.35%	0.86%	0.99%	0.44%
Portfolio turnover rate	131%	35%	15%	15%	33%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts

164

Financial Highlights

Transamerica Foxhall Emerging Markets/Pacific Rim VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(h)		Service Class Jul 1 to Dec 31, 2009(h)

Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.12		0.38
Net realized and unrealized gain	0.84		0.56
Total operations	0.96		0.94
Net asset value
End of period	$10.96		$10.94

Total return(b)	9.60%	(f)	9.40%	(f)

Net assets end of period (000’s)	$12,102		$4,370
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(g)	1.25%	(g)
Before reimbursement/fee waiver	1.87%	(g)	2.12%	(g)
Net investment income, to average net assets(d)	2.29%	(g)	7.03%	(g)
Portfolio turnover rate(e)	207%	(f)	207%	(f)

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Does not include expenses of the investment companies in which the fund invests.

(d)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying funds.

(f)  Not annualized.

(g)  Annualized.

(h)  Commenced operations on July 1, 2009.

165

Financial Highlights

Transamerica Foxhall Global Conservative VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(i)		Service Class Jul 1 to Dec 31, 2009(i)

Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.09		0.17
Net realized and unrealized loss	—	(b)	(0.09)
Total operations	0.09		0.08
Net asset value
End of period	$10.09		$10.08

Total return(c)	0.90%	(g)	0.80%	(g)

Net assets end of period (000’s)	$1,880		$2,971
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	3.67%	(h)	3.92%	(h)
Net investment income, to average net assets(e)	1.80%	(h)	3.42%	(h)
Portfolio turnover rate(f)	198%	(g)	198%	(g)

(a)  Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Does not include expenses of the investment companies in which the fund invests.

(e)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f)  Does not include the portfolio activity of the underlying funds.

(g)  Not annualized.

(h)  Annualized.

(i)  Commenced operations on July 1, 2009.

166

Financial Highlights

Transamerica Foxhall Global Growth VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(h)		Service Class Jul 1 to Dec 31, 2009(h)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.11		0.30
Net realized and unrealized gain	0.92		0.71
Total operations	1.03		1.01
Net asset value
End of period	$11.03		$11.01

Total return(b)	10.30%	(f)	10.10%	(f)

Net assets end of period (000’s)	$12,318		$5,513
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(g)	1.25%	(g)
Before reimbursement/fee waiver	1.87%	(g)	2.12%	(g)
Net investment income, to average net assets(d)	2.04%	(g)	5.46%	(g)
Portfolio turnover rate(e)	255%	(f)	255%	(f)

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Does not include expenses of the investment companies in which the fund invests.

(d)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying funds.

(f)  Not annualized.

(g)  Annualized.

(h)  Commenced operations on July 1, 2009.

167

Financial Highlights

Transamerica Foxhall Global Hard Asset VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(h)		Service Class Jul 1 to Dec 31, 2009(h)

Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.07		0.23
Net realized and unrealized gain	0.27		0.10
Total operations	0.34		0.33
Net asset value
End of period	$10.34		$10.33

Total return(b)	3.40%	(f)	3.30%	(f)

Net assets end of period (000’s)	$7,065		$3,262
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(g)	1.25%	(g)
Before reimbursement/fee waiver	2.19%	(g)	2.44%	(g)
Net investment income, to average net assets(d)	1.30%	(g)	4.57%	(g)
Portfolio turnover rate(e)	248%	(f)	248%	(f)

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Does not include expenses of the investment companies in which the fund invests.

(d)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying funds.

(f)  Not annualized.

(g)  Annualized.

(h)  Commenced operations on July 1, 2009.

168

Financial Highlights

Transamerica Growth Opportunities VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008		2007	2006	2005
Net asset value
Beginning of year	$7.74	$18.18		$16.00	$15.69	$14.66
Investment operations
Net investment income (loss)(a)	– (b)	0.03		(0.01)	0.01	0.04
Net realized and unrealized gain (loss)	2.85	(6.12)		3.58	0.76	2.18
Total operations	2.85	(6.09)		3.57	0.77	2.22
Distributions
From net investment income	(0.03)	–		(0.01)	(0.04)	–
From net realized gains	–	(4.35)		(1.38)	(0.42)	(1.19)
Total distributions	(0.03)	(4.35)		(1.39)	(0.46)	(1.19)
Net asset value
End of year	$10.56	$7.74		$18.18	$16.00	$15.69

Total return(c)	36.86%	(40.90%)		23.09%	5.10%	16.23%
Net assets end of year (000’s)	$288,629	$180,962		$485,162	$478,963	$445,761
Ratio and supplemental data
Expenses to average net assets	0.88%	0.85%		0.83%	0.84%	0.86%
Net investment income (loss), to average net assets	0.04%	0.25%		(0.08%)	0.05%	0.30%
Portfolio turnover rate	60%	47%		73%	68%	44%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008		2007	2006	2005
Net asset value
Beginning of year	$7.64	$18.00		$15.88	$15.59	$14.61
Investment operations
Net investment loss(a)	(0.02)	–	(b)	(0.06)	(0.03)	–	(b)
Net realized and unrealized gain (loss)	2.81	(6.05)		3.56	0.75	2.17
Total operations	2.79	(6.05)		3.50	0.72	2.17
Distributions
From net investment income	–	–		–	(0.01)	–
From net realized gains	–	(4.31)		(1.38)	(0.42)	(1.19)
Total distributions	–	(4.31)		(1.38)	(0.43)	(1.19)
Net asset value
End of year	$10.43	$7.64		$18.00	$15.88	$15.59

Total return(c)	36.52%	(41.06%)		22.74%	4.90%	15.93%
Net assets end of year (000’s)	$11,126	$7,425		$20,062	$16,847	$14,980
Ratio and supplemental data
Expenses to average net assets	1.13%	1.10%		1.08%	1.09%	1.11%
Net investment loss, to average net assets	(0.20%)	–%	(d)	(0.33%)	(0.20%)	0.03%
Portfolio turnover rate	60%	47%		73%	68%	44%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Rounds to less than (0.01%) or 0.01%.

169

Financial Highlights

Transamerica Hanlon Balanced VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.49		0.62
Net realized and unrealized gain	0.91		0.76
Total operations	1.40		1.38
Net asset value
End of period	$11.40		$11.38

Total return(b)	14.00%	(g)	13.80%	(g)

Net assets end of year (000’s)	$5,067		$3,186
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	2.06%	(h)	2.31%	(h)
Net investment income, to average net assets(e)	6.78%	(h)	8.50%	(h)
Portfolio turnover rate(f)	48%	(g)	48%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

170

Financial Highlights

Transamerica Hanlon Growth VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.48		0.62
Net realized and unrealized gain	1.04		0.88
Total operations	1.52		1.50
Net asset value
End of period	$11.52		$11.50

Total return(b)	15.20%	(g)	15.00%	(g)

Net assets end of year (000’s)	$10,661		$2,093
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	1.53%	(h)	1.78%	(h)
Net investment income, to average net assets(e)	6.64%	(h)	8.51%	(h)
Portfolio turnover rate(f)	68%	(g)	68%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

171

Financial Highlights

Transamerica Hanlon Growth and Income VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.48		0.58
Net realized and unrealized gain	0.95		0.84
Total operations	1.43		1.42
Net asset value
End of period	$11.43		$11.42

Total return(b)	14.30%	(g)	14.20%	(g)

Net assets end of year (000’s)	$6,712		$2,285
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	1.88%	(h)	2.13%	(h)
Net investment income, to average net assets(e)	6.73%	(h)	8.02%	(h)
Portfolio turnover rate(f)	56%	(g)	56%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

172

Financial Highlights

Transamerica Hanlon Managed Income VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.35		0.39
Net realized and unrealized gain	0.74		0.69
Total operations	1.09		1.08
Net asset value
End of period	$11.09		$11.08

Total return(b)	10.90%	(g)	10.80%	(g)

Net assets end of year (000’s)	$17,794		$19,495
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	1.32%	(h)	1.57%	(h)
Net investment income, to average net assets(e)	4.90%	(h)	5.29%	(h)
Portfolio turnover rate(f)	99%	(g)	99%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

173

Financial Highlights

Transamerica Index 35 VP

For a share outstanding throughout each period	Initial Class Nov 19 to Dec 31, 2009(h)		Service Class Nov 19 to Dec 31, 2009(h)
Net asset value
Beginning of year	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.07		0.10
Net realized and unrealized gain	(0.07)		(0.10)
Total operations	0.00		0.00
Net asset value
End of period	$10.00		$10.00

Total return(b)	–%	(f)	–%	(f)

Net assets end of year (000’s)	$250		$1,755
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.37%	(g)	0.62%	(g)
Before reimbursement/fee waiver	27.72%	(g)	27.97%	(g)
Net investment income, to average net assets(d)	5.92%	(g)	8.60%	(g)
Portfolio turnover rate(e)	1%	(f)	1%	(f)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying funds.

(f) Not annualized.

(g) Annualized.

(h) Commenced operations on November 19, 2009.

174

Financial Highlights

Transamerica Index 50 VP

For a share outstanding throughout each period	Initial Class			Service Class
	December 31, 2009	May 1 to Dec 31, 2008(h)		December 31, 2009	May 1 to Dec 31, 2008(h)
Net asset value
Beginning of year	$8.28	$10.00		$8.26	$10.00
Investment operations
Net investment income(a),(d)	0.26	0.25		0.28	0.38
Net realized and unrealized gain (loss)	1.12	(1.97)		1.08	(2.12)
Total operations	1.38	(1.72)		1.36	(1.74)
Distributions
From net investment income	(0.03)	—		(0.02)	—
Total distributions	(0.03)	—		(0.02)	—
Net asset value
End of year	$9.63	$8.28		$9.60	$8.26

Total return(b)	16.62%	(17.20)%	(f)	16.53%	(17.40)%	(f)

Net assets end of year (000’s)	$378	$315		$191,443	$22,471
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.37%	0.37%	(g)	0.62%	0.62%	(g)
Before reimbursement/fee waiver	0.38%	1.23%	(g)	0.63%	1.48%	(g)
Net investment income, to average net assets(d)	2.91%	4.21%	(g)	3.09%	7.06%	(g)
Portfolio turnover rate(e)	27%	17%	(f)	27%	17%	(f)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying funds.

(f) Not annualized.

(g) Annualized.

(h) Commenced operations on May 1, 2008.

175

Financial Highlights

Transamerica Index 75 VP

For a share outstanding throughout each period	Initial Class				Service Class
	December 31, 2009		May 1 to Dec 31, 2008(i)		December 31, 2009		May 1 to Dec 31, 2008(i)
Net asset value
Beginning of year	$7.31		$10.00		$7.29		$10.00
Investment operations
Net investment income(a),(e)	0.16		0.33		0.23		0.38
Net realized and unrealized gain (loss)	1.57		(3.02)		1.46		(3.09)
Total operations	1.73		(2.69)		1.69		(2.71)
Distributions
From net investment income	(0.03)		—		(0.03)		—
From net realized gains	—	(b)	—		—	(b)	—
Total distributions	(0.03)		—		(0.03)		—
Net asset value
End of year	$9.01		$7.31		$8.95		$7.29

Total return(c)	23.68%		(26.90)%	(g)	23.18%		(27.10)%	(g)

Net assets end of year (000’s)	$1,016		$2		$431,394		$57
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.37%		0.37%	(h)	0.62%		0.62%	(h)
Before reimbursement/fee waiver	0.35%		0.67%	(h)	0.60%		0.92%	(h)
Net investment income, to average net assets(e)	2.17%		6.63%	(h)	2.75%		7.71%	(h)
Portfolio turnover rate(f)	24%		11%	(g)	24%		11%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

(i) Commenced operations on May 1, 2008.

176

Financial Highlights

Transamerica Index 100 VP

For a share outstanding throughout each period
	Initial Class Nov 19 to Dec 31, 2009(h)		Service Class Nov 19 to Dec 31, 2009(h)
Net asset value
Beginning of year	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.10		0.14
Net realized and unrealized gain	0.16		0.12
Total operations	0.26		0.26
Net asset value
End of period	$10.26		$10.26

Total return(b)	2.60%	(f)	2.60%	(f)

Net assets end of year (000’s)	$257		$640
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.40%	(g)	0.65%	(g)
Before reimbursement/fee waiver	61.05%	(g)	61.30%	(g)
Net investment income, to average net assets(d)	8.52%	(g)	12.07%	(g)
Portfolio turnover rate(e)	7%	(f)	7%	(f)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying funds.

(f) Not annualized.

(g) Annualized.

(h) Commenced operations on November 19, 2009.

177

Financial Highlights

Transamerica International Moderate Growth VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,				May 1 to Dec 31, 2006(h)
	2009	2008	2007
Net asset value
Beginning of year	$6.72	$11.12	$10.43		$10.00
Investment operations
Net investment income(a),(c)	0.25	0.26	0.56		0.85
Net realized and unrealized gain (loss)	1.73	(4.14)	0.34		(0.42)
Total operations	1.98	(3.88)	0.90		0.43
Distributions
From net investment income	(0.20)	(0.21)	(0.13)		—
From net realized gains	—	(0.31)	(0.08)		—
Total distributions	(0.20)	(0.52)	(0.21)		—
Net asset value
End of year	$8.50	$6.72	$11.12		$10.43

Total return(b)	29.69%	(36.12)%	8.69%		4.30%	(f)

Net assets end of year (000’s)	$19,430	$15,195	$24,495		$7,516
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.14%	0.15%	0.19%	(i)	0.25%	(g)
Before reimbursement/fee waiver	0.14%	0.15%	0.19%	(i)	0.39%	(g)
Net investment income, to average net assets(c)	3.43%	2.76%	5.05%		12.92%	(g)
Portfolio turnover rate(e)	31%	19%	1%		1%	(f)

For a share outstanding throughout each period	Service Class
	Year Ended December 31,				May 1 to Dec 31, 2006(h)
	2009	2008	2007
Net asset value
Beginning of year	$6.68	$11.08	$10.41		$10.00
Investment operations
Net investment income(a),(c)	0.25	0.28	0.57		0.84
Net realized and unrealized gain (loss)	1.70	(4.17)	0.31		(0.43)
Total operations	1.95	(3.89)	0.88		0.41
Distributions
From net investment income	(0.19)	(0.20)	(0.13)		—
From net realized gains	—	(0.31)	(0.08)		—
Total distributions	(0.19)	(0.51)	(0.21)		—
Net asset value
End of year	$8.44	$6.68	$11.08		$10.41

Total return(b)	29.33%	(36.32)%	8.49%		4.10%	(f)

Net assets end of year (000’s)	$422,402	$255,872	$225,620		$44,053
Ratio and supplemental data

Expenses to average net assets(d)
After reimbursement/fee waiver	0.39%	0.40%	0.44%	(i)	0.50%	(g)
Before reimbursement/fee waiver	0.39%	0.40%	0.44%	(i)	0.64%	(g)
Net investment income, to average net assets(c)	3.40%	3.08%	5.18%		12.63%	(g)
Portfolio turnover rate(e)	31%	19%	1%		1%	(f)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

178

(c) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying affiliated funds.

(f) Not annualized.

(g) Annualized.

(h) Commenced operations on May 1, 2006.

(i) Ratio is inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

179

Financial Highlights

Transamerica Jennison Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008		2007	2006	2005
Net asset value
Beginning of year	$5.00	$8.25		$7.86	$8.55	$8.01
Investment operations
Net investment income (loss)(a)	0.01	0.02		0.01	0.01	(0.01)
Net realized and unrealized gain (loss)	2.04	(2.99)		0.86	0.08	1.07
Total operations	2.05	(2.97)		0.87	0.09	1.06
Distributions
From net investment income	(0.01)	(0.01)		(0.01)	–	(0.02)
From net realized gains	–	(0.27)		(0.47)	(0.78)	(0.50)
Total distributions	(0.01)	(0.28)		(0.48)	(0.78)	(0.52)
Net asset value
End of year	$7.04	$5.00		$8.25	$7.86	$8.55

Total return(c)	41.00%	(37.01%)		11.51%	1.96%	13.79%
Net assets end of year (000's)	$476,900	$192,623		$161,847	$145,174	$152,630
Ratio and supplemental data
Expenses to average net assets	0.85%	0.86%		0.86%	0.87%	0.87%
Net investment income (loss), to average net assets	0.16%	0.29%		0.16%	0.07%	(0.14%)
Portfolio turnover rate	76%	74%		72%	78%	67%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008		2007	2006	2005
Net asset value
Beginning of year	$4.94	$8.16		$7.79	$8.51	$7.98
Investment operations
Net investment loss(a)	(0.01)	–	(b)	(0.01)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	2.02	(2.95)		0.85	0.08	1.06
Total operations	2.01	(2.95)		0.84	0.06	1.03
Distributions
From net investment income	–	–		–	–	–	(b)
From net realized gains	–	(0.27)		(0.47)	(0.78)	(0.50)
Total distributions	–	(0.27)		(0.47)	(0.78)	(0.50)
Net asset value
End of year	$6.95	$4.94		$8.16	$7.79	$8.51

Total return(c)	40.69%	(37.11%)		11.28%	1.60%	13.52%
Net assets end of year (000's)	$3,324	$695		$1,223	$838	$469
Ratio and supplemental data
Expenses to average net assets	1.10%	1.11%		1.11%	1.12%	1.12%
Net investment income (loss), to average net assets	(0.13%)	0.01%		(0.13%)	(0.21%)	(0.41%)
Portfolio turnover rate	76%	74%		72%	78%	67%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

180

Financial Highlights

Transamerica JPMorgan Core Bond VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.95	$11.81	$11.66	$11.83	$12.23
Investment operations
Net investment income(a)	0.73	0.58	0.52	0.53	0.54
Net realized and unrealized gain (loss)	0.40	0.06	0.26	(0.07)	(0.26)
Total operations	1.13	0.64	0.78	0.46	0.28
Distributions
From net investment income	(0.58)	(0.50)	(0.63)	(0.63)	(0.66)
From net realized gains	(0.09)	–	–	–	(0.02)
Total distributions	(0.67)	(0.50)	(0.63)	(0.63)	(0.68)
Net asset value
End of year	$12.41	$11.95	$11.81	$11.66	$11.83

Total return(b)	9.58%	5.58%	6.85%	3.92%	2.30%
Net assets end of year (000's)	$159,532	$135,307	$142,788	$157,167	$185,820
Ratio and supplemental data
Expenses to average net assets	0.57%	0.55%	0.58%	0.57%	0.59%
Net investment income, to average net assets	5.95%	4.88%	4.46%	4.54%	4.42%
Portfolio turnover rate	18%	28%	4%	5%	6%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$12.58	$12.43	$12.24	$12.41	$12.81
Investment operations
Net investment income(a)	0.74	0.58	0.52	0.53	0.53
Net realized and unrealized gain (loss)	0.43	0.06	0.27	(0.09)	(0.27)
Total operations	1.17	0.64	0.79	0.44	0.26
Distributions
From net investment income	(0.55)	(0.49)	(0.60)	(0.61)	(0.64)
From net realized gains	(0.09)	–	–	–	(0.02)
Total distributions	(0.64)	(0.49)	(0.60)	(0.61)	(0.66)
Net asset value
End of year	$13.11	$12.58	$12.43	$12.24	$12.41

Total return(b)	9.38%	5.25%	6.61%	3.63%	2.07%
Net assets end of year (000's)	$16,511	$13,957	$11,460	$10,591	$8,293
Ratio and supplemental data
Expenses to average net assets	0.82%	0.80%	0.83%	0.82%	0.84%
Net investment income, to average net assets	5.73%	4.65%	4.21%	4.29%	4.16%
Portfolio turnover rate	18%	28%	4%	5%	6%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

181

Financial Highlights

Transamerica JPMorgan Enhanced Index VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.15	$16.43	$16.35	$14.34	$14.04
Investment operations
Net investment income(a)	0.14	0.20	0.19	0.17	0.13
Net realized and unrealized gain (loss)	2.26	(5.49)	0.56	2.01	0.35
Total operations	2.40	(5.29)	0.75	2.18	0.48
Distributions
From net investment income	(0.19)	(0.23)	(0.21)	(0.17)	(0.18)
From net realized gains	–	(2.76)	(0.46)	–	–
Total distributions	(0.19)	(2.99)	(0.67)	(0.17)	(0.18)
Net asset value
End of year	$10.36	$8.15	$16.43	$16.35	$14.34

Total return(b)	29.59%	(37.35%)	4.54%	15.31%	3.46%
Net assets end of year (000’s)	$107,759	$83,543	$164,761	$193,322	$200,857
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.84%	0.82%	0.81%	0.81%	0.83%
Before reimbursement/fee waiver	0.85%	0.82%	0.81%	0.81%	0.83%
Net investment income, to average net assets	1.57%	1.59%	1.13%	1.16%	0.95%
Portfolio turnover rate	117%	74%	55%	55%	42%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.17	$16.45	$16.37	$14.36	$14.08
Investment operations
Net investment income(a)	0.12	0.17	0.15	0.14	0.10
Net realized and unrealized gain (loss)	2.26	(5.50)	0.56	2.00	0.35
Total operations	2.38	(5.33)	0.71	2.14	0.45
Distributions
From net investment income	(0.15)	(0.19)	(0.17)	(0.13)	(0.17)
From net realized gains	–	(2.76)	(0.46)	–	–
Total distributions	(0.15)	(2.95)	(0.63)	(0.13)	(0.17)
Net asset value
End of year	$10.40	$8.17	$16.45	$16.37	$14.36

Total return(b)	29.32%	(37.52%)	4.30%	14.96%	3.20%
Net assets end of year (000’s)	$4,671	$3,116	$7,051	$6,851	$7,462
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.09%	1.07%	1.06%	1.06%	1.08%
Before reimbursement/fee waiver	1.10%	1.07%	1.06%	1.06%	1.08%
Net investment income, to average net assets	1.32%	1.32%	0.88%	0.91%	0.71%
Portfolio turnover rate	117%	74%	55%	55%	42%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

182

Financial Highlights

Transamerica JPMorgan Mid Cap Value VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.25	$15.79	$16.60	$15.89	$14.81
Investment operations
Net investment income(a)	0.18	0.19	0.19	0.17	0.13
Net realized and unrealized gain (loss)	2.22	(4.89)	0.29	2.39	1.22
Total operations	2.40	(4.70)	0.48	2.56	1.35
Distributions
From net investment income	(0.18)	(0.20)	(0.17)	(0.15)	(0.03)
From net realized gains	(0.31)	(1.64)	(1.12)	(1.70)	(0.24)
Total distributions	(0.49)	(1.84)	(1.29)	(1.85)	(0.27)
Net asset value
End of year	$11.16	$9.25	$15.79	$16.60	$15.89

Total return(b)	26.41%	(32.88%)	2.83%	17.25%	9.15%
Net assets end of year (000’s)	$238,019	$190,306	$336,861	$353,498	$338,377
Ratio and supplemental data
Expenses to average net assets	0.89%	0.88%	0.87%	0.88%	0.89%	(c)
Net investment income, to average net assets	1.85%	1.40%	1.10%	1.02%	0.82%
Portfolio turnover rate	34%	43%	45%	40%	68%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.22	$15.73	$16.54	$15.83	$14.77
Investment operations
Net investment income(a)	0.16	0.14	0.15	0.13	0.09
Net realized and unrealized gain (loss)	2.21	(4.87)	0.28	2.37	1.22
Total operations	2.37	(4.73)	0.43	2.50	1.31
Distributions
From net investment income	(0.13)	(0.14)	(0.12)	(0.09)	(0.01)
From net realized gains	(0.31)	(1.64)	(1.12)	(1.70)	(0.24)
Total distributions	(0.44)	(1.78)	(1.24)	(1.79)	(0.25)
Net asset value
End of year	$11.15	$9.22	$15.73	$16.54	$15.83

Total return(b)	26.12%	(33.08%)	2.53%	16.96%	8.86%
Net assets end of year (000’s)	$669	$161	$435	$516	$614
Ratio and supplemental data
Expenses to average net assets	1.14%	1.13%	1.12%	1.13%	1.14%	(c)
Net investment income, to average net assets	1.63%	1.08%	0.89%	0.77%	0.59%
Portfolio turnover rate	34%	43%	45%	40%	68%

(a)  Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Includes recaptured expense by the investment adviser. The impact of recaptured expense was 0.02%.

183

Financial Highlights

Transamerica MFS International Equity VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$4.98	$8.88	$10.03	$8.75	$8.61
Investment operations
Net investment income(a)	0.08	0.15	0.18	0.08	0.11
Net realized and unrealized gain (loss)	1.53	(3.04)	0.63	1.88	0.92
Total operations	1.61	(2.89)	0.81	1.96	1.03
Distributions
From net investment income	(0.15)	(0.13)	(0.10)	(0.14)	(0.07)
From net realized gains	—	(0.88)	(1.86)	(0.54)	(0.82)
Total distributions	(0.15)	(1.01)	(1.96)	(0.68)	(0.89)
Net asset value
End of year	$6.44	$4.98	$8.88	$10.03	$8.75

Total return(b)	32.68%	(35.29%)	9.15%	23.07%	12.86%
Net assets end of year (000’s)	$191,514	$167,025	$327,306	$354,278	$265,260
Ratio and supplemental data
Expenses to average net assets	1.08%	1.05%	1.05%	1.07%	1.10%
Net investment income, to average net assets	1.58%	2.03%	1.77%	0.79%	1.30%
Portfolio turnover rate	18%	26%	35%	138%	103%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$4.92	$8.80	$9.97	$8.70	$8.59
Investment operations
Net investment income(a)	0.06	0.12	0.12	0.05	0.08
Net realized and unrealized gain (loss)	1.51	(3.01)	0.66	1.89	0.91
Total operations	1.57	(2.89)	0.78	1.94	0.99
Distributions
From net investment income	(0.13)	(0.11)	(0.09)	(0.13)	(0.06)
From net realized gains	—	(0.88)	(1.86)	(0.54)	(0.82)
Total distributions	(0.13)	(0.99)	(1.95)	(0.67)	(0.88)
Net asset value
End of year	$6.36	$4.92	$8.80	$9.97	$8.70

Total return(b)	32.24%	(35.54%)	8.87%	22.92%	12.42%
Net assets end of year (000’s)	$13,324	$7,656	$14,658	$8,120	$3,850
Ratio and supplemental data
Expenses to average net assets	1.33%	1.30%	1.30%	1.32%	1.35%
Net investment income, to average net assets	1.17%	1.76%	1.27%	0.55%	0.97%
Portfolio turnover rate	18%	26%	35%	138%	103%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

184

Financial Highlights

Transamerica Money Market VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value
Beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00
Investment operations
Net investment income(a)	–	(b)	0.02	0.05	0.05	0.03
Total operations	–	(b)	0.02	0.05	0.05	0.03
Distributions
From net investment income	–	(b)	(0.02)	(0.05)	(0.05)	(0.03)
Total distributions	–	(b)	(0.02)	(0.05)	(0.05)	(0.03)
Net asset value
End of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total return(c)	0.13%		2.37%	4.91%	4.74%	2.89%
Net assets end of year (000’s)	$493,531		$806,629	$495,893	$454,784	$347,350
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.36%	(d)	0.41%	0.40%	0.40%	0.40%
Before reimbursement/fee waiver	0.43%	(d)	0.41%	0.40%	0.40%	0.40%
Net investment income, to average net assets	0.15%		2.31%	4.88%	4.69%	2.84%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value
Beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00
Investment operations
Net investment income(a)	–	(b)	0.02	0.05	0.04	0.03
Total operations	–	(b)	0.02	0.05	0.04	0.03
Distributions
From net investment income	–	(b)	(0.02)	(0.05)	(0.04)	(0.03)
Total distributions	–	(b)	(0.02)	(0.05)	(0.04)	(0.03)
Net asset value
End of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total return(c)	0.04%		2.28%	4.65%	4.48%	2.63%
Net assets end of year (000’s)	$250,760		$297,764	$94,703	$43,663	$29,402
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.46%	(d)	0.66%	0.65%	0.65%	0.65%
Before reimbursement/fee waiver	0.68%	(d)	0.66%	0.65%	0.65%	0.65%
Net investment income, to average net assets	0.04%		1.95%	4.62%	4.47%	2.69%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratios are inclusive of Treasury expense. The impact of this expense was 0.03% on the Initial Class and 0.02% on the Service Class.

185

Financial Highlights

Transamerica Morgan Stanley Active International Allocation VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value
Beginning of year	$8.73		$17.16	$15.29	$12.42	$11.30
Investment operations
Net investment income(a)	0.15		0.28	0.29	0.25	0.18
Net realized and unrealized gain (loss)	2.10		(6.34)	2.05	2.67	1.34
Total operations	2.25		(6.06)	2.34	2.92	1.52
Distributions
From net investment income	(0.02)		(0.49)	(0.47)	(0.05)	(0.40)
From net realized gains	(0.15)		(1.88)	–	–	–
Total distributions	(0.17)		(2.37)	(0.47)	(0.05)	(0.40)
Net asset value
End of year	$10.81		$8.73	$17.16	$15.29	$12.42

Total return(c)	25.88%		(38.83%)	15.60%	23.51%	13.79%
Net assets end of year (000’s)	$129,300		$120,650	$247,159	$230,638	$190,875
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.07%		1.07%	1.02%	0.94%	0.94%
Before reimbursement/fee waiver	1.12%		1.09%	1.04%	1.05%	1.12%
Net investment income, to average net assets	1.66%		2.08%	1.75%	1.84%	1.62%
Portfolio turnover rate	38%		27%	27%	17%	22%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value
Beginning of year	$8.70		$17.12	$15.28	$12.43	$11.32
Investment operations
Net investment income(a)	0.12		0.25	0.25	0.21	0.15
Net realized and unrealized gain (loss)	2.10		(6.33)	2.04	2.67	1.36
Total operations	2.22		(6.08)	2.29	2.88	1.51
Distributions
From net investment income	–	(b)	(0.46)	(0.45)	(0.03)	(0.40)
From net realized gains	(0.15)		(1.88)	–	–	–
Total distributions	(0.15)		(2.34)	(0.45)	(0.03)	(0.40)
Net asset value
End of year	$10.77		$8.70	$17.12	$15.28	$12.43

Total return(c)	25.68%		(39.05%)	15.27%	23.18%	13.61%
Net assets end of year (000’s)	$13,613		$9,046	$17,983	$12,147	$4,917
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.32%		1.32%	1.27%	1.19%	1.19%
Before reimbursement/fee waiver	1.37%		1.34%	1.29%	1.30%	1.37%
Net investment income, to average net assets	1.30%		1.84%	1.47%	1.48%	1.27%
Portfolio turnover rate	38%		27%	27%	17%	22%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

186

Financial Highlights

Transamerica Morgan Stanley Mid-Cap Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008		2007	2006		2005
Net asset value
Beginning of year	$13.59	$25.83		$21.08	$19.18		$17.85
Investment operations
Net investment income (loss)(a)	0.03	–	(b)	0.11	0.05		(0.02)
Net realized and unrealized gain (loss)	8.20	(11.80)		4.64	1.85		1.37
Total operations	8.23	(11.80)		4.75	1.90		1.35
Distributions
From net investment income	–	(0.44)		–	–		(0.02)
Total distributions	–	(0.44)		–	–		(0.02)
Net asset value
End of year	$21.82	$13.59		$25.83	$21.08		$19.18

Total return(c)	60.56%	(46.29%)		22.53%	9.91%		7.55%
Net assets end of year (000’s)	$437,513	$294,219		$648,069	$593,375		$642,496
Ratio and supplemental data
Expenses to average net assets	0.93%	0.87%		0.89%	0.89%		0.92%
Net investment income (loss), to average net assets	0.16%	0.03%		0.47%	0.24%		(0.13%)
Portfolio turnover rate	35%	39%		76%	65%		177%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008		2007	2006		2005
Net asset value
Beginning of year	$13.44	$25.56		$20.91	$19.07		$17.78
Investment operations
Net investment income (loss)(a)	(0.01)	(0.05)		0.05	–	(b)	(0.07)
Net realized and unrealized gain (loss)	8.09	(11.68)		4.60	1.84		1.36
Total operations	8.08	(11.73)		4.65	1.84		1.29
Distributions
From net investment income	–	(0.39)		–	–		–
Total distributions	–	(0.39)		–	–		–
Net asset value
End of year	$21.52	$13.44		$25.56	$20.91		$19.07

Total return(c)	60.12%	(46.44%)		22.24%	9.59%		7.31%
Net assets end of year (000’s)	$10,729	$4,363		$12,057	$6,634		$4,758
Ratio and supplemental data
Expenses to average net assets	1.18%	1.12%		1.14%	1.14%		1.17%
Net investment income (loss), to average net assets	(0.06%)	(0.22%)		0.21%	–%	(d)	(0.40%)
Portfolio turnover rate	35%	39%		76%	65%		177%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Rounds to less than (0.01%) or 0.01%.

187

Financial Highlights

Transamerica Multi Managed Large Cap Core VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.09	$19.04	$18.73	$18.23	$16.90
Investment operations
Net investment income(a)	0.10	0.18	0.19	0.15	0.14
Net realized and unrealized gain (loss)	4.02	(7.25)	1.50	1.59	1.43
Total operations	4.12	(7.07)	1.69	1.74	1.57
Distributions
From net investment income	(0.09)	(0.23)	(0.19)	(0.18)	(0.24)
From net realized gains	–	(2.65)	(1.19)	(1.06)	–
Total distributions	(0.09)	(2.88)	(1.38)	(1.24)	(0.24)
Net asset value
End of year	$13.12	$9.09	$19.04	$18.73	$18.23

Total return(b)	45.41%	(42.08%)	9.25%	10.33%	9.41%
Net assets end of year (000’s)	$199,996	$73,100	$153,192	$180,443	$208,119
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.84%	0.83%	0.82%	0.82%	0.82%
Before reimbursement/fee waiver	0.85%	0.83%	0.82%	0.82%	0.82%
Net investment income, to average net assets	0.91%	1.20%	0.97%	0.81%	0.84%
Portfolio turnover rate	73%	37%	37%	40%	50%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.27	$19.36	$19.04	$18.52	$17.19
Investment operations
Net investment income(a)	0.07	0.14	0.15	0.10	0.10
Net realized and unrealized gain (loss)	4.10	(7.38)	1.51	1.63	1.45
Total operations	4.17	(7.24)	1.66	1.73	1.55
Distributions
From net investment income	(0.08)	(0.20)	(0.15)	(0.15)	(0.22)
From net realized gains	–	(2.65)	(1.19)	(1.06)	–
Total distributions	(0.08)	(2.85)	(1.34)	(1.21)	(0.22)
Net asset value
End of year	$13.36	$9.27	$19.36	$19.04	$18.52

Total return(b)	45.09%	(42.20%)	8.94%	10.06%	9.12%
Net assets end of year (000’s)	$12,453	$1,852	$1,878	$1,428	$1,076
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.09%	1.08%	1.06%	1.07%	1.07%
Before reimbursement/fee waiver	1.10%	1.08%	1.06%	1.07%	1.07%
Net investment income, to average net assets	0.65%	0.98%	0.74%	0.55%	0.59%
Portfolio turnover rate	73%	37%	37%	40%	50%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

188

Financial Highlights

Transamerica PIMCO Total Return VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007		2006	2005
Net asset value
Beginning of year	$10.66	$11.65	$10.98		$10.91	$11.12
Investment operations
Net investment income(a)	0.52	0.55	0.50		0.45	0.36
Net realized and unrealized gain (loss)	1.16	(0.86)	0.46		–	(0.10)
Total operations	1.68	(0.31)	0.96		0.45	0.26
Distributions
From net investment income	(0.73)	(0.51)	(0.29)		(0.38)	(0.20)
From net realized gains	(0.36)	(0.17)	–	(b)	–	(0.27)
Total distributions	(1.09)	(0.68)	(0.29)		(0.38)	(0.47)
Net asset value
End of year	$11.25	$10.66	$11.65		$10.98	$10.91

Total return(c)	16.03%	(2.79%)	8.95%		4.21%	2.33%
Net assets end of year (000’s)	$1,365,123	$1,213,602	$1,292,286		$976,434	$726,038
Ratio and supplemental data
Expenses to average net assets	0.70%	0.70%	0.70%		0.73%	0.74%
Net investment income, to average net assets	4.62%	4.87%	4.47%		4.13%	3.28%
Portfolio turnover rate	729%	740%	728%		709%	387%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007		2006	2005
Net asset value
Beginning of year	$10.66	$11.67	$11.00		$10.93	$11.16
Investment operations
Net investment income(a)	0.48	0.51	0.47		0.42	0.34
Net realized and unrealized gain (loss)	1.17	(0.85)	0.47		0.01	(0.11)
Total operations	1.65	(0.34)	0.94		0.43	0.23
Distributions
From net investment income	(0.72)	(0.50)	(0.27)		(0.36)	(0.19)
From net realized gains	(0.36)	(0.17)	–	(b)	–	(0.27)
Total distributions	(1.08)	(0.67)	(0.27)		(0.36)	(0.46)
Net asset value
End of year	$11.23	$10.66	$11.67		$11.00	$10.93

Total return(c)	15.75%	(3.07%)	8.80%		3.90%	2.03%
Net assets end of year (000’s)	$248,133	$65,268	$32,336		$24,957	$23,661
Ratio and supplemental data
Expenses to average net assets	0.95%	0.95%	0.95%		0.98%	0.99%
Net investment income, to average net assets	4.28%	4.55%	4.23%		3.86%	3.10%
Portfolio turnover rate	729%	740%	728%		709%	387%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

189

Financial Highlights

Transamerica ProFund UltraBear VP

For a share outstanding throughout each period	Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment loss(a), (e)	(0.05)
Net realized and unrealized loss	(4.27)
Total operations	(4.32)
Net asset value
End of period	$5.68

Total return(b)	(43.20%)	(g)
Net assets end of year (000’s)	$995
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.23%	(h)
Before reimbursement/fee waiver	12.53%	(h)
Net investment loss, to average net assets(e)	(1.21%)	(h)
Portfolio turnover rate(f)	—%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

190

Financial Highlights

Transamerica Small/Mid Cap Value VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.60	$22.10	$19.58	$18.33	$16.94
Investment operations
Net investment income(a)	0.14	0.28	0.34	0.19	0.16
Net realized and unrealized gain (loss)	4.84	(8.43)	4.35	2.94	2.11
Total operations	4.98	(8.15)	4.69	3.13	2.27
Distributions
From net investment income	(0.44)	(0.29)	(0.21)	(0.18)	(0.08)
From net realized gains	–	(2.06)	(1.96)	(1.70)	(0.80)
Total distributions	(0.44)	(2.35)	(2.17)	(1.88)	(0.88)
Net asset value
End of year	$16.14	$11.60	$22.10	$19.58	$18.33

Total return(b)	43.21%	(40.86%)	24.74%	18.05%	13.56%
Net assets end of year (000’s)	$222,235	$175,980	$463,795	$409,879	$407,351
Ratio and supplemental data
Expenses to average net assets	0.88%	0.86%	0.85%	0.86%	0.86%
Net investment income, to average net assets	1.03%	1.52%	1.57%	0.98%	0.92%
Portfolio turnover rate	89%	60%	18%	24%	33%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.49	$21.94	$19.48	$18.26	$16.92
Investment operations
Net investment income(a)	0.12	0.23	0.27	0.14	0.15
Net realized and unrealized gain (loss)	4.78	(8.36)	4.33	2.94	2.06
Total operations	4.90	(8.13)	4.60	3.08	2.21
Distributions
From net investment income	(0.38)	(0.26)	(0.18)	(0.16)	(0.07)
From net realized gains	–	(2.06)	(1.96)	(1.70)	(0.80)
Total distributions	(0.38)	(2.32)	(2.14)	(1.86)	(0.87)
Net asset value
End of year	$16.01	$11.49	$21.94	$19.48	$18.26

Total return(b)	42.90%	(41.05%)	24.39%	17.82%	13.26%
Net assets end of year (000’s)	$24,407	$12,628	$31,226	$15,822	$10,717
Ratio and supplemental data
Expenses to average net assets	1.13%	1.11%	1.10%	1.11%	1.11%
Net investment income, to average net assets	0.91%	1.29%	1.27%	0.73%	0.82%
Portfolio turnover rate	89%	60%	18%	24%	33%
(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

191

Financial Highlights

Transamerica T. Rowe Price Small Cap VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$5.27	$10.27	$10.36	$11.08	$12.35
Investment operations
Net investment loss(a)	(0.01)	(0.01)	(0.04)	(0.05)	(0.04)
Net realized and unrealized gain (loss)	2.02	(3.04)	1.03	0.35	1.21
Total operations	2.01	(3.05)	0.99	0.30	1.17
Distributions
From net realized gains	(0.25)	(1.95)	(1.08)	(1.02)	(2.44)
Total distributions	(0.25)	(1.95)	(1.08)	(1.02)	(2.44)
Net asset value
End of year	$7.03	$5.27	$10.27	$10.36	$11.08

Total return(b)	38.70%	(36.25%)	9.61%	3.59%	10.61%
Net assets end of year (000’s)	$128,238	$102,260	$224,187	$253,644	$326,681
Ratio and supplemental data
Expenses to average net assets	0.88%	0.83%	0.82%	0.84%	0.81%
Net investment loss, to average net assets	(0.26%)	(0.13%)	(0.40%)	(0.48%)	(0.36%)
Portfolio turnover rate	34%	30%	45%	34%	49%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$5.19	$10.14	$10.25	$11.00	$12.30
Investment operations
Net investment loss(a)	(0.03)	(0.03)	(0.07)	(0.08)	(0.07)
Net realized and unrealized gain (loss)	1.99	(3.00)	1.01	0.35	1.21
Total operations	1.96	(3.03)	0.94	0.27	1.14
Distributions
From net realized gains	(0.25)	(1.92)	(1.05)	(1.02)	(2.44)
Total distributions	(0.25)	(1.92)	(1.05)	(1.02)	(2.44)
Net asset value
End of year	$6.90	$5.19	$10.14	$10.25	$11.00

Total return(b)	38.33%	(36.40%)	9.27%	3.34%	10.40%
Net assets end of year (000’s)	$14,382	$7,434	$16,329	$17,411	$16,877
Ratio and supplemental data
Expenses to average net assets	1.13%	1.08%	1.07%	1.09%	1.06%
Net investment loss, to average net assets	(0.48%)	(0.38%)	(0.64%)	(0.73%)	(0.63%)
Portfolio turnover rate	34%	30%	45%	34%	49%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

192

Financial Highlights

Transamerica Third Avenue Value VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.50	$21.75	$26.33	$24.22	$20.98
Investment operations
Net investment income(a)	0.13	0.17	0.27	0.25	0.17
Net realized and unrealized gain (loss)	2.78	(7.09)	0.07	3.49	3.74
Total operations	2.91	(6.92)	0.34	3.74	3.91
Distributions
From net investment income	–	(0.70)	(1.07)	(0.21)	(0.12)
From net realized gains	(0.69)	(5.63)	(3.85)	(1.42)	(0.55)
Total distributions	(0.69)	(6.33)	(4.92)	(1.63)	(0.67)
Net asset value
End of year	$10.72	$8.50	$21.75	$26.33	$24.22

Total return(b)	34.88%	(41.15%)	1.20%	16.07%	18.81%
Net assets end of year (000’s)	$185,277	$160,338	$358,128	$1,121,918	$971,322
Ratio and supplemental data
Expenses to average net assets	0.92%	0.88%	0.87%	0.86%	0.87%
Net investment income, to average net assets	1.36%	1.06%	1.05%	1.00%	0.74%
Portfolio turnover rate	8%	13%	13%	17%	19%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.50	$21.70	$26.30	$24.21	$21.02
Investment operations
Net investment income(a)	0.10	0.14	0.19	0.19	0.12
Net realized and unrealized gain (loss)	2.78	(7.09)	0.08	3.49	3.73
Total operations	2.88	(6.95)	0.27	3.68	3.85
Distributions
From net investment income	–	(0.62)	(1.02)	(0.17)	(0.11)
From net realized gains	(0.69)	(5.63)	(3.85)	(1.42)	(0.55)
Total distributions	(0.69)	(6.25)	(4.87)	(1.59)	(0.66)
Net asset value
End of year	$10.69	$8.50	$21.70	$26.30	$24.21

Total return(b)	34.52%	(41.28%)	0.94%	15.78%	18.47%
Net assets end of year (000’s)	$19,759	$16,916	$52,218	$53,118	$36,086
Ratio and supplemental data
Expenses to average net assets	1.17%	1.13%	1.12%	1.11%	1.12%
Net investment income, to average net assets	1.12%	0.83%	0.74%	0.74%	0.53%
Portfolio turnover rate	8%	13%	13%	17%	19%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

193

Financial Highlights

Transamerica U.S. Government Securities VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$12.64	$12.00	$11.86	$11.94	$12.32
Investment operations
Net investment income(a)	0.39	0.44	0.54	0.52	0.43
Net realized and unrealized gain (loss)	0.17	0.47	0.16	(0.14)	(0.15)
Total operations	0.56	0.91	0.70	0.38	0.28
Distributions
From net investment income	(0.31)	(0.27)	(0.56)	(0.44)	(0.50)
From net realized gains	–	–	–	(0.02)	(0.16)
Total distributions	(0.31)	(0.27)	(0.56)	(0.46)	(0.66)
Net asset value
End of year	$12.89	$12.64	$12.00	$11.86	$11.94

Total return(b)	4.47%	7.66%	6.05%	3.27%	2.23%
Net assets end of year (000’s)	$202,820	$247,964	$149,664	$164,070	$186,335
Ratio and supplemental data
Expenses to average net assets	0.61%	0.60%	0.62%	0.62%	0.67%
Net investment income, to average net assets	3.09%	3.60%	4.56%	4.41%	3.50%
Portfolio turnover rate	157%	200%	170%	184%	92%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$12.86	$12.23	$12.09	$12.18	$12.53
Investment operations
Net investment income(a)	0.37	0.39	0.52	0.51	0.41
Net realized and unrealized gain (loss)	0.16	0.51	0.16	(0.14)	(0.16)
Total operations	0.53	0.90	0.68	0.37	0.25
Distributions
From net investment income	(0.29)	(0.27)	(0.54)	(0.44)	(0.44)
From net realized gains	–	–	–	(0.02)	(0.16)
Total distributions	(0.29)	(0.27)	(0.54)	(0.46)	(0.60)
Net asset value
End of year	$13.10	$12.86	$12.23	$12.09	$12.18

Total return(b)	4.20%	7.42%	5.78%	3.06%	1.98%
Net assets end of year (000’s)	$468,117	$620,178	$26,213	$8,572	$7,558
Ratio and supplemental data
Expenses to average net assets	0.86%	0.85%	0.87%	0.87%	0.92%
Net investment income, to average net assets	2.84%	3.14%	4.29%	4.27%	3.27%
Portfolio turnover rate	157%	200%	170%	184%	92%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

194

Financial Highlights

Transamerica WMC Diversified Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$14.98	$28.90	$25.95	$23.87	$20.88
Investment operations
Net investment income (loss)(a)	0.10	0.15	0.05	0.01	(0.02)
Net realized and unrealized gain (loss)	4.26	(13.09)	4.07	2.07	3.43
Total operations	4.36	(12.94)	4.12	2.08	3.41
Distributions
From net investment income	(0.16)	(0.06)	(0.01)	–	(0.08)
From net realized gains	–	(0.92)	(1.16)	–	(0.34)
Total distributions	(0.16)	(0.98)	(1.17)	–	(0.42)
Net asset value
End of year	$19.18	$14.98	$28.90	$25.95	$23.87

Total return(b)	29.20%	(46.00%)	16.29%	8.71%	16.54%
Net assets end of year (000’s)	$1,727,961	$1,442,534	$2,938,220	$3,324,168	$1,670,310
Ratio and supplemental data
Expenses to average net assets	0.79%	0.76%	0.76%	0.77%	0.80%
Net investment income (loss), to average net assets	0.63%	0.63%	0.18%	0.04%	(0.10%)
Portfolio turnover rate	43%	33%	38%	47%	34%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$14.80	$28.59	$25.73	$23.73	$20.80
Investment operations
Net investment income (loss)(a)	0.06	0.08	(0.02)	(0.05)	(0.07)
Net realized and unrealized gain (loss)	4.21	(12.95)	4.04	2.05	3.40
Total operations	4.27	(12.87)	4.02	2.00	3.33
Distributions
From net investment income	(0.08)	–	–	–	(0.06)
From net realized gains	–	(0.92)	(1.16)	–	(0.34)
Total distributions	(0.08)	(0.92)	(1.16)	–	(0.40)
Net asset value
End of year	$18.99	$14.80	$28.59	$25.73	$23.73

Total return(b)	28.90%	(46.17%)	16.04%	8.38%	16.28%
Net assets end of year (000’s)	$29,463	$23,553	$69,701	$64,730	$37,784
Ratio and supplemental data
Expenses to average net assets	1.04%	1.01%	1.01%	1.02%	1.05%
Net investment income (loss), to average net assets	0.37%	0.35%	(0.07%)	(0.22%)	(0.35%)
Portfolio turnover rate	43%	33%	38%	47%	34%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

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Financial Highlights

Transamerica WMC Diversified Growth II VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$4.70	$10.32	$9.50	$9.49	$11.66
Investment operations
Net investment income(a)	0.06	0.09	0.06	0.05	0.04
Net realized and unrealized gain (loss)	1.48	(4.28)	1.55	0.72	1.62
Total operations	1.54	(4.19)	1.61	0.77	1.66
Distributions
From net investment income	(0.08)	(0.07)	(0.05)	(0.04)	(0.14)
From net realized gains	–	(1.36)	(0.74)	(0.72)	(3.69)
Total distributions	(0.08)	(1.43)	(0.79)	(0.76)	(3.83)
Net asset value
End of year	$6.16	$4.70	$10.32	$9.50	$9.49

Total return(b)	32.95%	(45.59%)	17.72%	8.76%	17.29%
Net assets end of year (000’s)	$14,019	$10,956	$21,551	$19,409	$19,991
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Before reimbursement/fee waiver	0.56%	0.47%	0.47%	0.45%	0.44%
Net investment income, to average net assets	1.07%	1.08%	0.64%	0.49%	0.36%
Portfolio turnover rate	46%	32%	47%	19%	29%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

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Transamerica Series Trust

P.O. Box 9012

Clearwater, FL 33758-9012

Customer Service: 1-888-233-4339

ADDITIONAL INFORMATION about these portfolios is contained in the Statement of Additional Information, dated May 1, 2010, and in the annual and semi-annual reports to shareholders. The Statement of Additional Information is incorporated by reference into this prospectus. Other information about these portfolios has been filed with and is available from the U.S. Securities and Exchange Commission (“SEC”). Information about the portfolios (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Copies of this information may be obtained upon payment of a duplication fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549-0102. Reports and other information about the portfolios are also available on the SEC’s Internet site at http://www.sec.gov.

To obtain a copy of the Statement of Additional Information or the annual and semi-annual reports, without charge, or to request other information or make other inquiries about these portfolios, call 1-888-233-4339. In the Transamerica Series Trust’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the portfolios’ performance during the last fiscal year.

The Investment Company Act File Number for Transamerica Series Trust is 811-04419.

www.transamericafunds.com Distributor: Transamerica Capital, Inc.

Transamerica Series Trust

PROSPECTUS

May 1, 2010

Fund

Transamerica Money Market VP
Transamerica WMC Diversified Growth VP

None of the portfolios of Transamerica Series Trust have a ticker symbol.

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Not insured by FDIC or any federal government agency.	May lose value.	Not a deposit of or guaranteed by any bank, bank affiliate, or credit union.

Information contained in this prospectus may apply to portfolios of Transamerica Series Trust not offered in your policy or contract.

Transamerica Money Market VP

Investment Objective: Seeks maximum current income from money market securities consistent with liquidity and preservation of principal.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[a]
	Class of Shares
	Initial	Service
Management fees	0.35%	0.35%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.06%	0.06%
Total annual fund operating expenses	0.41%	0.66%

a Annual portfolio operating expenses have been restated to reflect expenses for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$42	$164	$298	$687
Service	$67	$211	$368	$822

Principal Investment Strategies: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), invests the portfolio's assets in the following high quality, short-term U.S. dollar-denominated money market instruments:

• short-term corporate obligations, including commercial paper, notes and bonds

• obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

• obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

• repurchase agreements involving any of the securities mentioned above

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. Each security, at the time of purchase by the portfolio, has been determined by the sub-adviser to present minimal credit risk.

As a money market fund, the portfolio tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification, liquidity and maturity of its investments. If, after purchase, the credit rating on a security held by the portfolio is downgraded or the credit quality deteriorates, or if the maturity on a security is extended, the portfolio's sub-adviser or Board of Trustees (where required by applicable regulations) will decide whether the security should be held or sold.

Principal Risks: An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, the portfolio could underperform other short-term debt instruments or money market funds, or you could lose money. The portfolio is subject to the following principal investment risks (in alphabetical order).

• Bank Obligations – To the extent the portfolio invests in U.S. bank obligations, the portfolio will be more susceptible to adverse events affecting the U.S. banking industry. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks’ profitability.

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• Credit – An issuer or obligor of a security held by the portfolio or a counterparty to a financial contract with the portfolio may default or its credit may be downgraded, or the value of assets underlying a security may decline. Subordinated securities will be disproportionately affected by a default or downgrade.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Interest Rate – The interest rates on short-term obligations held in the fund will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rates. The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Redemption – The portfolio may experience periods of heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the portfolio could have an adverse impact on the remaining shareholders in the portfolio. In addition, the portfolio may suspend redemptions when permitted by applicable regulations.

• Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the portfolio could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the portfolio's ability to dispose of the underlying securities may be restricted.

• U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.

• Yield – The amount of income you receive from the portfolio will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the portfolio's expenses could absorb all or a significant portion of the portfolio's income. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the portfolio’s yield.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares. Performance reflects any fee waivers

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or expense reimbursements in effect during the relevant periods. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2000	1.62%
Worst Quarter:	12/31/2009	0.00%

7-DAY YIELD

(as of December 31, 2009)

Initial Class = 0.01%

Service Class = 0.01%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on October 2, 1996)	0.13%	3.00%	2.83%
Service Class (commenced operations on May 1, 2003)	0.04%	2.81%	2.25%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Transamerica Investment Management, LLC

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the

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intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Transamerica WMC Diversified Growth VP

Investment Objective: Seeks to maximize long-term growth.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.72%	0.72%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.07%	0.07%
Total annual fund operating expenses	0.79%	1.04%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 81	$285	$505	$1,141
Service	$106	$331	$574	$1,271

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 43% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio invests, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria.

The portfolio’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. A "bottom-up" approach is looking at individual companies against the context of broader market factors.

Wellington Management continually monitors every company in the portfolio’s portfolio for fundamental attractiveness. The portfolio typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities,

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they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Focused Investing – To the extent the portfolio invests in a limited number of issuers, changes in the value of individual securities may have a significant impact on your investment.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

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Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Funds, Inc., which employed different investment strategies.

Prior to April 9, 2010, the portfolio was named Transamerica Equity VP, had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	06/30/2009	18.98%
Worst Quarter:	12/31/2008	-24.19%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on December 31, 1980)	29.20%	0.55%	-1.01%
Service Class (commenced operations on May 1, 2003)	28.90%	0.29%	5.59%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	37.21%	1.63%	-3.99%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Wellington Management Company, LLP

Portfolio Manager:

Paul E. Marrkand, CFA, Portfolio Manager since 2010

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to

7

the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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More On The Portfolios’ Strategies And Investments

The following provides additional information regarding the portfolios’ strategies and investments described at the front of the prospectus. Information contained in this prospectus may apply to portfolios of Transamerica Series Trust not offered in your policy or contract. Except as otherwise expressly stated for a particular portfolio in this prospectus or in the statement of additional information or as required by law, there is no limit on the amount of a portfolio’s assets that may be invested in a particular type of security or investment.

Transamerica AEGON High Yield Bond VP: The portfolio's sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's net assets in high-yield/high-risk bonds (commonly known as “junk bonds”).

Junk bonds are high risk debt securities rated in medium or lower rating categories or determined by AUIM to be of comparable quality.

AUIM’s strategy is to seek to achieve yields as high as possible while seeking to manage risk. AUIM uses a “top-down/bottom-up” approach in managing the portfolio's assets. The “top-down” approach is to adjust the risk profile of the portfolio. AUIM analyzes four factors that affect the movement of fixed-income bond prices which include: economic indicators; technical indicators that are specific to the high-yield market; investor sentiment and valuation. Analysis of these factors assists AUIM in its decision regarding the portfolio's allocations.

AUIM has developed a proprietary credit model that is the foundation of its “bottom-up” analysis. The model tracks historical cash flow numbers and calculates credit financial ratios. Because high-yield companies are of higher financial risk, AUIM does a thorough credit analysis of all companies in the portfolio, as well as all potential acquisitions.

Each potential buy and sell candidate is analyzed by AUIM from both the “top-down” and “bottom-up” strategies. An industry may look attractive in one area, but not the other. They can review the results of their analysis and decide whether or not to proceed with a transaction.

AUIM may sell portfolio securities when it determines there are changes in economic indicators, technical indicators or valuation.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Asset Allocation – Conservative VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 35% of assets in equities, which may include both stocks and commodity-related securities, and 65% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying funds that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolios, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

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It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other fund investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Asset Allocation – Growth VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

• Under normal circumstances, it expects to invest primarily in underlying portfolios that invest in equities, which may include both stocks and commodity-related securities.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), historical performance, global markets’ current valuations, and other global economic factors.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Asset Allocation – Moderate VP: The portfolio seeks its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 50% of assets in equities, which may include both stocks and commodity-related securities, and 50% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

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As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Asset Allocation – Moderate Growth VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

• Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 70% of assets in equities, which may include both stocks and commodity-related securities, and 30% of assets in fixed-income, which may include bonds, cash, cash equivalents and other money market instruments. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Balanced VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio's objective by investing, under normal circumstances, primarily in common stocks and high quality bonds with maturities of less than 30 years. TIM allocates the portfolio's assets between equity and debt securities based on its assessment of current business and investment conditions. However, at all times, the portfolio will hold at least 25% of its assets in non-convertible fixed-income securities. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments.

TIM normally invests in a portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM’s equity and fixed-income management teams work together to build a portfolio of growth stocks combined with bonds that TIM considers to be of good credit quality purchased at favorable prices.

TIM uses a “bottom up” approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM’s opinion.

Equity Investments

TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term, above-average rate of return. In projecting free cash flows and determining earnings potential and valuation, TIM uses multiple factors such as:

• the quality of the management team;

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• the company’s ability to earn returns on capital in excess of the cost of capital;

• competitive barriers to entry; and

• the financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments

TIM’s bond management team seeks out bonds with credit strength of the quality that it believes could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. TIM analyzes this market information daily, negotiating each trade and buying bonds at what TIM considers to be the best available prices.

The portfolio may invest in mortgage-backed securities and lower-rated bonds. The portfolio may also invest in derivative securities, including futures, options and options on futures, swaps and foreign securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica BlackRock Global Allocation VP: The Fund seeks to achieve its objective by investing in both equity and debt securities, including money market securities and other short-term securities or instruments, of issuers located around the world. There is no limit on the percentage of assets the Fund can invest in a particular type of security. Generally, the Fund seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. Except as described below, the Fund has no geographic limits on where its investments may be located. This flexibility allows Fund management to look for investments in markets around the world that it believes will provide the best relative asset allocation to meet the Fund’s objective. The Fund may invest in securities of any market capitalization. The Fund may also invest in REITs.

Fund management uses the Fund’s investment flexibility to create a portfolio of assets that, over time, tends to be relatively balanced between equity and debt securities and that is widely diversified among many individual investments. While the Fund can, and does, look for investments in all the markets of the world, it will typically invest a majority of its assets in the securities of companies and governments located in North and South America, Europe, Australia and the Far East. In addition to investing in foreign securities, the Fund actively manages its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. From time to time, the Fund may own foreign cash equivalents or foreign bank deposits as part of the Fund’s investment strategy. The Fund will also invest in non-U.S. currencies, however, the Fund may underweight or overweight a currency based on the Fund management team’s outlook. The Fund may also invest in non-convertible debt securities. Non-convertible debt securities will generally be longer-term securities with the potential for capital appreciation through changes in interest rates, exchange rates or the general perception of the creditworthiness of issuers in certain countries.

The Fund’s composite Reference Benchmark has at all times since the Fund’s formation included a 40% weighting in non-U.S. securities. Throughout its history, the Fund has maintained a weighting in non-US securities, often exceeding the 40% Benchmark weighting and rarely falling below this allocation. Under normal circumstances, the Fund anticipates it will continue to allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by Fund management, in which case the Fund would invest at least 30%) — of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes the Fund may deviate very substantially from the allocation described above.

The Fund may invest a portion of its assets in securities related to real assets (like real estate or precious metals-related securities) such as stock, bonds or convertible bonds issued by real estate investment trusts or companies that mine precious metals.

The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles that exclusively invest in precious metals,

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which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. The Fund may also gain exposure to commodity markets by investing in the Subsidiary. The Subsidiary invests primarily in commodity-related instruments. BlackRock is the manager of the Subsidiary. The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The Fund will limit its investments in the Subsidiary to 25% of its net assets.

The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, BlackRock, in managing the Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described in detail in the SAI. The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Board regarding the Subsidiary’s compliance with its policies and procedures. The Fund and Subsidiary test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary complies with asset segregation requirements to the same extent as the Fund.

BlackRock provides investment management and other services to the Subsidiary. BlackRock does not receive separate compensation from the Subsidiary for providing it with investment management or administrative services. However, the Fund pays BlackRock based on the Fund’s assets, including the assets invested in the Subsidiary. The Subsidiary will also enter into separate contracts for the provision of custody, transfer agency, and audit services with the same or with affiliates of the same service providers that provide those services to the Fund. The financial statements of the Subsidiary will be consolidated with the Fund’s financial statements in the Fund’s Annual and Semi-Annual Reports. The Fund’s Annual and Semi-Annual Reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated in the Fund's prospectus.

In making investment decisions, Fund management tries to identify the long term trends and changes that could benefit particular markets and/or industries relative to other markets and industries. Fund management will consider a variety of factors when selecting the markets, such as the rate of economic growth, natural resources, capital reinvestment and the social and political environment.

In deciding between equity and debt investments, Fund management looks at a number of factors, such as the relative opportunity for capital appreciation, capital recovery risk, dividend yields and the level of interest rates paid on debt securities of different maturities. Dividend yield is a common stock’s annualized dividend stream divided by the stock’s current price, which represents the stock’s current expected rate of current income.

In selecting real assets (like real estate or precious metals-related securities), Fund management identifies real assets that it believes will increase in value because of economic trends and cycles or political or other events.

In selecting stocks and other securities that are convertible into stocks, Fund management emphasizes stocks that it believes are undervalued. Fund management places particular emphasis on companies with below average price/earnings ratios or that may pay above average dividends.

Fund management will invest in “junk” bonds, corporate loans and distressed securities only when it believes that they will provide an attractive total return, relative to their risk, as compared to higher quality debt securities. Distressed securities are securities that are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition or are rated in the lowest rating categories by at least one independent rating agency (CC or lower by S&P or Fitch or Ca or lower by Moody’s), or if unrated, judged to be of comparable quality by Fund management.

Fund management will invest in distressed securities when Fund management believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that the Fund will generally achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization.

Transamerica BlackRock Large Cap Value VP: The portfolio's sub-adviser, BlackRock Investment Management, LLC (“BlackRock”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's net assets in equity securities of large cap companies. The portfolio considers a large cap company to be one which, at the time of purchase, has a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Value Index. As of December 31, 2009, the lowest market capitalization in this group was approximately $6.084 billion.

The portfolio may invest in foreign securities that are represented by American Depositary Receipts. The portfolio may invest in convertible securities, preferred stocks, illiquid securities, and U.S. government debt securities.

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The portfolio will seek to outperform the Russell 1000® Value Index by investing in equity securities that BlackRock believes are selling at below normal valuations. The portfolio emphasizes value-oriented investments.

In selecting securities for the portfolio from its benchmark universe, BlackRock uses a proprietary multi-factor quantitative model. The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth. BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation.

A company’s stock price relative to its earnings and book value, among other factors, is also examined—if BlackRock believes that a company is overvalued, it will not be considered as an investment for any fund. After the initial screening is done, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations. “Fundamental analysis” is a method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an “index” portfolio. In seeking to outperform the benchmark, however, BlackRock reviews potential investments using certain criteria that are based on the securities in the relevant index. These criteria currently include the following:

• Relative price to earnings and price to book ratios

• Stability and quality of earnings

• Earnings momentum and growth

• Weighted median market capitalization of the portfolio

• Allocation among the economic sectors of the portfolio as compared to the applicable index

• Weighted individual stocks within the applicable index

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to the risk with respect to the depository institution holding the cash.

Transamerica BlackRock Tactical Allocation VP: BlackRock Financial Management, Inc. (“BlackRock”), the portfolio’s sub-adviser, seeks to achieve the portfolio’s objective by investing its assets in a combination of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

• Under normal circumstances, the portfolio’s investments in equity funds will vary between 40% and 90% of the portfolio’s net assets, with the remaining portion invested in fixed-income funds, which may include money market funds. Equity exposure increases with higher 10-year swap rates and lower implied volatility. Equity exposure decreases with lower swap rates and higher implied volatility.

• The portfolio’s target level of equity exposure is determined monthly by a proprietary tactical asset allocation model based on specified market factors, such as the 10-year swap rate and implied volatility. The model was provided to Transamerica Asset Management, Inc., the portfolio’s investment adviser, by an affiliated insurance company and is used by that company to develop and price insurance policies and variable annuity contracts. The model is run on the first business day of each month and produces the target equity allocation for the month.

• BlackRock may not vary or override the target level equity exposure regardless of their view of the market outlook. Based on the model’s target allocation, BlackRock selects among the underlying equity and fixed-income funds and rebalances the portfolio’s assets among the underlying portfolios to maintain the target weightings. BlackRock may choose to invest a portion of the portfolio’s assets in one or more underlying portfolios which they sub-advise.

• The equity funds may have fixed-income exposure and the fixed-income funds could likewise have equity exposure. Such exposures are not considered by the model and could impact the performance of the underlying portfolios and the portfolio.

• The portfolio may also invest directly in securities, including U.S. government securities, short-term commercial paper, cash and cash equivalents.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the

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portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

Transamerica Clarion Global Real Estate Securities VP: Under normal circumstances, the portfolio's sub-adviser, ING Clarion Real Estate Securities, LLC (“Clarion”), will invest at least 80% of the portfolio's net assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Clarion considers issuers principally engaged in the real estate industries to be companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's portfolio will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in equity securities of real estate companies which include common stocks of large-, mid- and small-sized issuers, including real estate investment trusts (“REITs”), and convertible securities.

Clarion uses a disciplined two-step process for constructing the portfolio's portfolio. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-backed securities such as pass through certificates, real estate mortgage investment conduit (“REMIC”) certificates, and collateralized mortgage obligations (“CMOs”), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

This portfolio is non-diversified.

Transamerica Convertible Securities VP: The portfolio’s sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the portfolio’s net assets in convertible securities across the credit spectrum. Convertible securities are fixed-income securities that convert into shares of common stock of their issuer.

Convertible securities perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. TIM may also invest the portfolio’s assets in other types of securities, including common stock.

TIM may invest the portfolio’s assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may, but not need, invest in derivatives. TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio’s exposure to changing security prices or other factors that affect security values.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Diversified Equity VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), invests, under normal circumstances, at least 80% of the portfolio's net assets in domestic equity securities. TIM uses an intrinsic valuation discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term, above-average rate of return. The portfolio typically limits its holdings to fewer than 60 companies.

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TIM uses a “bottom-up” approach to investing. It studies industry and economic trends, but focuses on researching individual companies. As part of TIM’s strategy, the portfolio's portfolio is constructed one company at a time. Each company passes through a rigorous research process and stands on its own merits as a viable investment in TIM’s opinion.

In projecting cash flows and determining earnings potential, TIM uses multiple factors such as:

• the quality of the management team

• the company’s ability to earn returns on capital in excess of the cost of capital

• competitive barriers to entry

• the financial condition of the company

In seeking to achieve the portfolio's goal, TIM may invest in securities issued by companies of all sizes. Generally, however, TIM will invest in the securities of companies whose market capitalization (total market value of publicly traded securities) is greater than $500 million.

Consistent with the portfolio's objectives and other policies, TIM may, but need not, invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Efficient Markets VP: The portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), seeks to achieve the portfolio’s objective by investing its assets in a combination of underlying exchange traded funds (“ETFs”) and institutional mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, it expects to allocate substantially all of its assets among the underlying portfolios to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 65% of portfolio assets in institutional mutual funds that invest primarily in equities and 35% of portfolio assets in ETFs that investment primarily in bonds. These percentages may vary. The underlying institutional mutual funds in which the portfolio may invest consist of domestic equity, international equity and value equity funds.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying portfolio based on what it considers to be prudent diversification principles. It seeks to utilize the principle of efficient markets, which assumes that market prices reflect values and information accurately and quickly, in implementing the portfolio’s strategy.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying portfolios that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

It is expected that the portfolio will hold at least four underlying ETFs and six underlying institutional mutual funds. The portfolio may invest in one or more underlying portfolios that may also invest in other funds. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolios at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

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As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio may invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Federated Market Opportunity VP: The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (“Federated”), pursues the portfolio's investment objective by investing, under normal circumstances, in domestic and foreign securities that Federated deems to be undervalued or out-of-favor, and other investments detailed in the strategy below which may include maintaining a cash position invested in traditional cash instruments. Federated can position the fund with respect to various asset classes or individual securities in a net long or a net short position.

Federated’s investment management approach may be described as contrarian in nature because the sub-adviser anticipates that it will invest in out-of-favor securities or deviate from the consensus view on markets in general, a sector, or individual securities.

The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. The portfolio generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships, or “revert to the mean.”

With regard to equity securities, Federated primarily uses the “value” style of investing and selects securities primarily utilizing a “bottom-up” approach to security analysis but also secondarily considers “top-down” analysis and sector allocation. Federated does not generally consider the composition of market indices in its selection of equity securities. Federated’s use of the “value” style of investing seeks to identify and select securities that, in Federated’s opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer’s industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company. Lastly, Federated assembles a portfolio of securities by considering sector allocations. Sectors are broad categories of companies with similar characteristics. Federated determines the sector allocation of the portfolio's portfolio primarily based upon its opinion as to which sectors are, as a whole, priced at a low market valuation when compared with other sectors, and which are currently out-of-favor. Depending on its outlook, Federated may take a short position in a particular asset class, security or other investment.

Federated uses technical analysis of the market as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

Federated may increase the portfolio's cash position if Federated is unable to find a sufficient number of attractive securities. Additionally, Federated anticipates normally keeping a portion of the portfolio's portfolio in cash in order to readily take advantage of buying opportunities, to increase current income or in an effort to preserve capital. The portfolio's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

When investing in fixed-income securities, Federated invests in asset classes within the fixed-income market that it believes offer the best relative value. When searching for asset classes within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. Such asset classes may include non-investment-grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations, as well as U.S. Treasury securities and other investment-grade securities. With regard to non-dollar denominated fixed-income securities, Federated also considers the currency appreciation potential of a given market. The fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities in order to increase or decrease its exposure to foreign interest rate and/or currency

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markets. Federated is not constrained by any duration or maturity range or credit quality when investing the fixed-income portion of the fund.

In addition to investing in equity and fixed-income securities, the portfolio may invest in the following in attempting to achieve its investment objective:

• derivative contracts or hybrid instruments;

• ETFs; and

• investments which give the fund exposure to the price of movement of gold, silver or other precious metals.

The portfolio may also purchase shares of ETFs in order to achieve exposure to a specific region, country, commodity or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in hybrid instruments or derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The portfolio may, for example, use derivative contracts to:

• obtain premiums from the sale of derivative contracts (e.g., write a put option on a security);

• realize gains from trading a derivative contract (e.g., buy a put option in anticipation of a decrease in an underlying security); or

• hedge against potential losses. For example, the portfolio may buy put options on stock indices or individual stocks (even if the stocks are not held by the portfolio) in an attempt to hedge against a decline in stock price.

There can be no assurance that the portfolio's use of derivative contracts or hybrid instruments will work as intended.

The fund may gain exposure to commodities by investing in hybrid instruments. For example, the fund may invest in hybrid instruments which are structured as interest-bearing notes whose amount paid at maturity is determined by the price of an underlying commodity or by the performance of a commodity index. Such commodities may include precious metals (e.g., gold, silver), industrial metals, (e.g., copper, nickel), agricultural and livestock commodities (e.g., wheat, pork), and energy related commodities (e.g., crude oil and natural gas). Finally, the fund may invest in derivatives contracts as part of its hedging strategies. For example, the fund may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which the fund may invest directly.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Focus VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio's objective by investing, under normal circumstances, primarily in domestic equity securities that, in TIM’s opinion, are trading at a material discount to intrinsic value. TIM assesses intrinsic value primarily through discounted cash flow analysis, though acquisition and comparable company valuation analyses may be used to a lesser extent. The portfolio will generally invest in domestic equity securities of any size. The portfolio may also invest up to 10% of its assets in short sale positions. The portfolio may invest up to 20% of its assets in convertible and non-convertible high-yield debt securities rated below investment grade.

TIM will use a “bottom-up” approach to investing. It studies industry and economic trends, but focuses on researching individual companies. The portfolio will be constructed one company at a time. Each company will pass through a research process and stand on its own merits as a viable investment in TIM’s opinion.

TIM’s equity management team seeks to identify U.S. companies showing:

• strong potential for shareholder value creation

• high barriers to competition

• solid free cash flow generating ability

• excellent capital allocation discipline

• experienced management aligned with shareholder interests

TIM seeks out dominant business franchises where the long-term, value-creating potential has not fully been recognized by the market.

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Consistent with the portfolio's objective and other policies, the portfolio may invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

In the event TIM is unable to identify sufficient investments that meet the portfolio's criteria, the portfolio may maintain a balance in cash and cash equivalents that may range up to 40% of total assets.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

This portfolio is non-diversified.

Transamerica Foxhall Emerging Markets/Pacific Rim VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting the market during recessionary trends.

• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, at least 80% of its net assets in ETFs that provide exposure to equity, fixed-income, currency or physical commodities that are economically tied to emerging markets or the Pacific Rim. A company, instrument or product is considered economically tied to emerging markets or the Pacific Rim if it meets one or more of the following criteria:

• principal securities trading in the securities market of an emerging market or a Pacific Rim country

• significant share of their total revenue from either goods or services produced or sales made in emerging markets or a Pacific Rim country

• significant portion of their assets in emerging markets or a Pacific Rim country

• organized under the laws of, or with principal offices in, an emerging market or Pacific Rim country

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

Countries that are considered emerging markets include but are not limited to the following:

Brazil  China   South Africa

Russia   India   South Korea

Countries that are considered Pacific Rim countries include but are not limited to the following:

Taiwan   Japan   Singapore

Malaysia Hong Kong New Zealand

• If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest,

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directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

The portfolio will normally be invested in at least six ETFs during a long-term market uptrend from the Foxhall Emerging Markets/Pacific Rim market segment. It will generally hold fewer in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Foxhall Global Conservative VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting markets during recessionary trends.

• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, approximately 75% of its net assets in ETFs representing debt securities of various maturities and credit quality, of companies and governments worldwide, commodities, foreign or U.S. currency and money market instruments, and approximately 25% of its net assets in ETFs representing stocks in companies all over the world. These percentages may vary.

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

• If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall has established internal guidelines for the fixed-income and equity components of its allocations. The fixed-income allocation is made up of one segment (bonds), while the equity allocation is comprised of three equity segments (developed markets, emerging markets and hard assets (such as real estate, precious metals and natural resources)).

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest, directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

It is expected that the portfolio will hold approximately twenty-two ETFs during a long-term market uptrend and fewer underlying portfolios in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

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The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Foxhall Global Growth VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting the market during recessionary trends.

• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, at least 80% of its net assets in equity ETFs representing stocks in companies all over the world, commodities or foreign or U.S. currency. The portfolio will invest approximately 60% in developed markets ETFs (e.g., United States and Western Europe); 30% in emerging markets (e.g., China and India) and Pacific Rim (e.g., Australia and Japan) ETFs; and 10% in hard assets ETFs (such as real estate, precious metals and natural resources). These percentages may vary.

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

• If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest, directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

It is expected that the portfolio will hold approximately eighteen ETFs during a long-term market uptrend and fewer underlying portfolios in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Foxhall Global Hard Asset VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting the market during recessionary trends.

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• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, at least 80% of its net assets in ETFs that track “hard assets.” Hard assets include precious metals, natural resources, real estate and commodities. Examples of these assets include, but are not limited to, oil, natural gas, wind energy, water resources, metals, currencies, food stuffs, agriculture equipment and services, and timber.

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

• If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”).

It is expected that the portfolio will hold at least six ETFs during a long-term market uptrend and fewer underlying portfolios in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Growth Opportunities VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), under normal circumstances, invests at least 65% of the portfolio's assets in equity securities. Equity securities include common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies.

A significant portion of the portfolio's assets may be invested in the equity securities of companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM uses a “bottom-up” approach to investing and builds the portfolio's portfolio one company at a time. TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

• strong potential for steady growth

• high barriers to competition

• experienced management incentivized along shareholder interests

It is the opinion of TIM that companies with smaller and medium-sized capitalization levels are less actively followed by security analysts, and, therefore, they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests primarily in equity securities, TIM may also, to a lesser extent, invest in debt securities in pursuit of its investment objective.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

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Transamerica Hanlon Balanced VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s equity allocation will generally vary between 25% and 75% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs or closed-end funds, consisting of any mixture of large, medium and small-cap styles and pursuing growth or value strategies. The portfolio’s bond allocation will generally vary between 25% and 75% of its net assets (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency, commodity, real estate and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Hanlon Growth VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s equity allocation will vary between 0% and 100% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs or closed-end funds, consisting of any mixture of large, medium and small-cap styles. Under certain market conditions, up to 100% of the portfolio could be allocated to bond ETFs or closed-end funds (which may include domestic and non-U.S. government and corporate bonds of any credit

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rating). Hanlon may also invest in currency, commodity, real estate and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Hanlon Growth and Income VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s equity allocation will generally vary between 0% and 75% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs or closed-end funds, consisting of any mixture of large, medium and small-cap styles and pursuing growth or value strategies. The portfolio’s bond allocation will generally vary between 0% and 25% of its net assets, but, under certain market conditions, up to 100% of the portfolio could be allocated to bond ETFs or closed-end funds (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency, commodity, real estate and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

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Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Hanlon Managed Income VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s bond allocation will vary between 0% and 100% of its net assets (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Index 35 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”).

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 35% of portfolio assets in ETFs that invest primarily in equities and 65% of portfolio assets in ETFs that invest primarily in bonds. These percentages may vary.

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• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time. The portfolio may also invest in institutional mutual funds.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without prior notice to investors.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Index 50 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”) and/or institutional mutual funds.

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 50% of portfolio assets in ETFs that invest primarily in equities and 50% of portfolio assets in ETFs that invest primarily in bonds. These percentages may vary.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving its investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

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Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Index 75 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”) and/or institutional mutual funds.

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 75% of portfolio assets in ETFs that invest primarily in equities and 25% of portfolio assets in ETFs that invest primarily in bonds. These percentages may vary.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable opportunity for achieving its investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment

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objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Index 100 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”).

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio will normally invest 100% of its assets, excluding cash and cash equivalents, in ETFs that invest primarily in equities. The portfolio intends to achieve a mix over time of approximately 75% of portfolio assets in ETFs that invest primarily in domestic equities and 25% of portfolio assets in ETFs that invest primarily in international equities. These percentages may vary.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time. The portfolio may also invest in institutional mutual funds.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without prior notice to investors.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica International Moderate Growth VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

• Under normal circumstances, it expects to allocate its investments in underlying portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging markets countries and in fixed-income securities of issuers in international developed markets. These percentages may vary.

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• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio’s portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio’s asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio’s asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Jennison Growth VP: The portfolio's sub-adviser, Jennison Associates LLC (“Jennison”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 65% of the portfolio's total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts, of U.S. companies with market capitalizations of at least $1 billion that Jennison considers to have above average prospects for growth. These companies are generally medium- to large-capitalization companies.

The sub-adviser uses a “bottom up” approach, researching and evaluating individual companies, to manage the portfolio's investments. Jennison looks primarily at individual company fundamentals rather than at macro-economic factors to identify individual companies with earnings growth potential that may not be recognized by the market at large.

When a sub-adviser uses a “bottom-up” approach, it looks primarily at individual companies against the context of broader market factors.

In selecting stocks for the portfolio, the sub-adviser looks for companies with the following financial characteristics:

• superior absolute and relative earnings growth

• above average revenue and earnings per share growth

• sustainable or improving profitability

• strong balance sheets

In addition, Jennison looks for companies that have actually achieved or exceeded expected earnings results and are attractively valued relative to their growth prospects. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the portfolio invests have historically been more volatile than the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”). In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 Index company tend to reinvest their earnings rather than distribute them, so the portfolio is not likely to receive significant dividend income on its investments. The sub-adviser focuses on stocks of companies that have distinct attributes such as:

• strong market position with a defensible franchise

• unique marketing competency

• strong research and development leading to superior new product flow

• capable and disciplined management

Such companies generally trade at high prices relative to their current earnings.

The portfolio may invest up to 20% of its assets in the securities of foreign issuers.

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The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica JPMorgan Core Bond VP: The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”) seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's assets in bonds, including (without limitation):

• U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities

• Medium- to high-quality corporate bonds

• Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations (“CMOs”)

• Asset-backed securities

• Commercial Mortgage Backed Securities (“CMBS”)

Generally, such bonds will have intermediate to long maturities.

To a lesser extent it may invest in:

• U.S. dollar-denominated foreign bonds

• Short-term securities, including agency discount notes, commercial paper and money market funds

The portfolio may invest in bonds and other debt securities that are rated in the lowest investment grade category. The portfolio's average weighted maturity will ordinarily range between four and 12 years, although the portfolio may shorten its average weighted maturity if deemed appropriate for temporary defensive purposes. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in the portfolio calculated so as to come most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of the portfolio's sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the portfolio's portfolio. Therefore, in the case of the portfolio, which may hold mortgage-backed securities, its average weighted maturity is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the portfolio given certain prepayment assumptions.

JPMorgan analyzes four major factors in managing and constructing the portfolio's portfolio: duration, market sector, maturity concentrations and individual securities. JPMorgan looks for market sectors and individual securities that it believes will perform well over time. JPMorgan is value oriented and selects individuals securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the portfolio can invest. The portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The portfolio may use derivatives as a substitute for various investments, to alter the investments characteristics of the portfolio, for risk management and/or to increase income or gain to the portfolio.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market economic, or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica JPMorgan Enhanced Index VP: The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of large- and medium-capitalization U.S. companies. The portfolio may invest in foreign companies included in the S&P 500 Index. Industry by industry, the portfolio’s weightings are generally similar to those of the S&P 500 Index. The portfolio normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500 Index.

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Within each industry, the portfolio’s sub-adviser may modestly overweight stocks that it views as undervalued or fairly valued while modestly underweighting or not holding stocks that it views as overvalued. The sub-adviser employs a three-step process in valuing stocks:

• Research — The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company’s real growth potential.

• Valuation — The research findings allow the sub-adviser to rank the companies in each industry group according to their relative value. The greater a company’s estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team’s findings.

• Stock Selection — The portfolio’s sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:

• High potential reward compared to potential risk

• Temporary mispricings caused by market overreactions

The portfolio normally invests primarily in common stocks. During ordinary market conditions, the portfolio’s sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments including:

• U.S. government securities

• Bankers’ acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank

• Commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations

• Repurchase agreements

• Short-term bonds and notes with remaining maturities of 13 months or less

The portfolio may, but not need, invest in derivatives.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica JPMorgan Mid Cap Value VP: The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of net assets in common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued.

The portfolio will normally only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.

JPMorgan may use derivatives to hedge various market risks or to increase the portfolio's income. The portfolio may also invest in master limited partnerships, although their use will not be a principal investment strategy. The portfolio may invest up to 15% of its net assets in real estate investment trusts (“REITs”).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica MFS International Equity VP: The portfolio's sub-adviser, MFS® Investment Management (“MFS”), seeks to achieve the portfolio's objective (capital growth) by investing, under normal circumstances, at least 80% of the portfolio's net

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assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries.

The portfolio normally invests primarily in equity securities of foreign companies, including emerging market equity securities. The portfolio may invest a relatively large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the portfolio, the sub-adviser is not constrained to any particular investment style. MFS may invest the portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. MFS may invest the portfolio's assets in companies of any size.

MFS may use derivatives for any investment purpose, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the portfolio, or as alternatives to direct investments.

MFS uses a “bottom-up” investment approach to buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate these and other factors may also be considered.

The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

MFS may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Money Market VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio's objective by investing the portfolio's assets in the following high quality, short-term U.S. dollar-denominated money market instruments:

• short-term corporate obligations, including commercial paper, notes and bonds

• obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

• obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

• repurchase agreements involving any of the securities mentioned above

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. Each security, at the time of purchase by the portfolio, has been determined by the sub-adviser to present minimal credit risk.

As a money market portfolio, the portfolio tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification and maturity of its investments. The portfolio invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The portfolio maintains a dollar-weighted average portfolio maturity of 60 days or less. If, after purchase, the credit rating on a security held by the portfolio is downgraded or the credit quality deteriorates, or if the maturity on a security is extended, the portfolio's sub-adviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

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Transamerica Morgan Stanley Active International Allocation VP: The portfolio’s sub-adviser is Morgan Stanley Investment Management Inc. (“MSIM”). Under normal circumstances, the portfolio invests primarily, in accordance with country and sector weightings determined by its sub-adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

MSIM utilizes a “top-down” approach that emphasizes country and sector selection and weighting rather than individual stock selection. MSIM seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) dynamics/fundamental change; and (iii) market momentum/technicals.

When a sub-adviser uses a “top-down” approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.

MSIM analyzes both the global economic environment and the economies of countries throughout the world, focusing mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia & Far East Index (the “MSCI EAFE Index”). These countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.

MSIM views each country and sector as a unique investment opportunity and evaluates factors such as valuation, growth, inflation, interest rates, corporate earnings growth, liquidity and risk characteristics, investor sentiment and economic and currency outlook. MSIM — on an ongoing basis — establishes the proportion or weighting for each country and sector (e.g., overweight, underweight or neutral) relative to the MSCI EAFE Index for investment by the portfolio. The sub-adviser invests the portfolio’s assets among the countries and/or sectors based on their assigned weighting. Within each country and/or sector, MSIM will invest in “baskets” of common stocks and other equity securities in an effort to match the performance of that country and/or sector. The portfolio may invest in emerging markets or developing countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging markets or developing countries. MSIM generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The portfolio may invest up to 10% of its net assets in foreign real estate companies, which are similar to entities organized and operated as real estate investment trusts (“REITs”) in the United States. Investing in foreign real estate companies makes the portfolio susceptible to the risks associated with the ownership of real estate and with the real estate industry in general, as well as risks that relate specifically to the way foreign real estate companies are organized and operated. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, foreign real estate companies, like U.S. REITs and mutual funds, have expenses, including management and administration fees that are paid by their shareholders. As a result, shareholders will absorb their proportional share of duplicate levels of fees when the portfolio invests in foreign real estate companies.

MSIM may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Morgan Stanley Mid-Cap Growth VP: Under normal circumstances, the portfolio will invest at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap® Growth Index. The portfolio's sub-adviser is Van Kampen Asset Management (“VKAM”). VKAM seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. VKAM typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. VKAM generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small-and large-sized companies, as well as preferred stocks, convertible securities, rights and warrants, and debt securities.

VKAM also may utilize derivative instruments, including options on securities, futures contracts and options thereon and various currency transactions in several different ways, depending upon the status of the portfolio's investment portfolio and

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VKAM’s expectations concerning the securities market. Derivative instruments used by the portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

VKAM may invest up to 25% of the portfolio's assets in securities of foreign companies, including emerging market securities, primarily through ownership of depositary receipts. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may also invest up to 10% of its assets in real estate investment trusts (“REITs”).

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested in the instruments described above except that at least a small portion of portfolio assets generally will be held as cash, repurchase agreements, or cash equivalents to honor redemption requests and for other short-term needs.

To the extent that portfolio assets are invested in cash equivalents, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to “equitize” the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Multi Managed Large Cap Core VP: The portfolio’s sub-adviser is Morgan Stanley Investment Management Inc. (“MSIM”). Under normal circumstances, at least 80% of the portfolio’s assets will be invested in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that MSIM believes have strong free cash flow and earnings growth potential or are undervalued. MSIM emphasizes individual security selection.

MSIM may invest up to 10% of the portfolio’s assets in securities of issuers economically tied to emerging markets countries. An issuer generally will be deemed to be economically tied to a country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. Derivative instruments used by the portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The portfolio may invest up to 10% of its total assets in real estate investment trusts (“REITs”).

The portfolio may invest up to 25% of its total assets in securities of foreign issuers, including emerging markets securities, primarily through ownership of depositary receipts.

The portfolio spans both growth and value styles of investing, and is managed by two separate groups at MSIM, a growth team and a value team. Both inflows and outflows will be allocated equally between the two investment styles. In addition, MSIM will rebalance monthly to maintain an equal allocation between the two investment styles. These allocations are non-discretionary.

Growth — The growth team seeks capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets.

The manager seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The manager typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

Value — The value team emphasizes a value style of investing seeking well-established, undervalued companies believed by MSIM to possess the potential for capital growth and income. Portfolio securities are typically sold when MSIM’s assessments of the capital growth and income potential of such securities materially change.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment

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objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica PIMCO Total Return VP: The portfolio's sub-adviser, Pacific Investment Management Company LLC (“PIMCO”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 65% of the portfolio's net assets in fixed-income securities of varying maturities.

The average duration of this portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Index, which as of December 31, 2009, was 4.57 years.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, Fitch, or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of the portfolio's total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging markets countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets. The portfolio may also invest up to 10% of its total assets in preferred stocks.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage-or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica ProFund UltraBear VP: The portfolio invests in derivatives that ProFund Advisors LLC (“ProFund Advisors”), the portfolio’s sub-adviser, believes should have similar daily return characteristics as twice (200%) the inverse (opposite) of the daily return of the Standard & Poor’s 500 Composite Stock Index (the “S&P 500 Index”). The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 500 U.S. operating companies and REITs selected by the S&P U.S. Index Committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis. As of September 30, 2009, the S&P 500 Index included companies with capitalizations between $1.1 billion and $329.7 billion. The average capitalization of the companies comprising the S&P 500 Index was approximately $19.6 billion. The S&P 500 Index is published under the Bloomberg ticket symbol “SPX.” Assets of the portfolio not invested in derivatives will typically be held in money market instruments.

Derivatives - The portfolio invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The portfolio invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the S&P 500 Index. Derivatives include:

• Futures Contracts - Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

• Swap Agreements - Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Money Market Instruments - The portfolio invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the portfolio should hold to approximate the performance of its benchmark. The

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portfolio may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the portfolio in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the portfolio. The portfolio seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the portfolio will seek to position its portfolio so that its exposure to its benchmark is consistent with the portfolio’s investment objective. The impact of the S&P 500 Index’s movements during the day will affect whether the portfolio’s portfolio needs to be re-positioned. For example, if the S&P 500 Index has risen on a given day, net assets of the portfolio should fall, meaning that the portfolio’s exposure will need to be decreased. Conversely, if the S&P 500 Index has fallen on a given day, net assets of the portfolio should rise, meaning the portfolio’s exposure will need to be increased.

The portfolio will concentrate its investment in a particular industry or group of industries to approximately the same extent as the S&P 500 Index is so concentrated.

The portfolio is non-diversified.

Transamerica Small/Mid Cap Value VP: The portfolio's sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's net assets in small- and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion at the time of purchase.

The portfolio generally will invest in small and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM’s security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation, and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company’s products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

The portfolio may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica T. Rowe Price Small Cap VP: The portfolio’s sub-adviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of its net assets in small-cap growth companies.

Small-cap companies are currently defined by the sub-adviser as companies whose market capitalization falls within the range of companies in the Morgan Stanley Capital International U.S. Small Cap Growth Index (“MSCI U.S. Small Cap Growth Index”), which was approximately $42.28 million to $5.52 billion as of December 31, 2009, but the limits will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio’s initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range.

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not, under normal circumstances, constitute more than 50% of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

When a sub-adviser uses a “bottom-up” approach, it looks primarily at individual companies against the context of broader market factors.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a “bottom-up” manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/ earnings or price/book value

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ratios, for example) and projected earnings and sales growth, valuation, capital usage, and earnings quality. T. Rowe Price also considers portfolio risk characteristics in the process of portfolio construction.

While the portfolio normally invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets) or exchange traded funds in pursuit of its investment objective. The portfolio may, but not need, invest in derivatives, including stock index futures and options.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Third Avenue Value VP: The portfolio's sub-adviser, Third Avenue Management LLC (“Third Avenue”), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio's assets in common stocks of U.S. and non-U.S. issuers.

Third Avenue employs an opportunistic, “bottom-up” research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value.

The portfolio invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the portfolio's investment strategies and restrictions.

Third Avenue seeks to invest the portfolio's assets in attractive equity investments, which generally exhibit four essential characteristics:

• Strong Finances — the issuing company has a strong financial position, as evidenced by high-quality assets and a relative absence of significant liabilities.

• Competent Management — the company’s management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

• Understandable Business — comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

• Discount to Private Market Value — the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in high-yield/high-risk fixed-income securities and other types of debt securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

The portfolio is a non-diversified portfolio.

Transamerica U.S. Government Securities VP: The portfolio’s sub-adviser, Transamerica Investment Management, LLC (“TIM”), invests, under normal circumstances, at least 80% of the portfolio’s assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. These securities include:

• U.S. Treasury obligations

• Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities. Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise.

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• Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

• Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

• Investment grade corporate bonds

• Short-term corporate debt securities

• Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

• High yield debt securities (up to 20% of the portfolio’s total assets) so long as they are consistent with the portfolio’s objective (The weighted average maturity of such obligations will generally range from two to ten years.)

• High quality money-market securities

• Debt securities (up to 20% of the portfolio’s total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

• U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio’s total assets)

• Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the creditworthiness of issuers and the rates of interest offered by various issuers.

The portfolio’s sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio’s interest rate exposure, as well as to hedge the portfolio’s investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica WMC Diversified Growth VP: The portfolio invests, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria.

The portfolio’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. Fundamental analysis involves the assessment of a company’s business environment, market share, management, global expansion plans, balance sheet, income statement, anticipated earnings, revenues, and other related measures of value.

Wellington Management continually monitors every company in the portfolio’s portfolio for fundamental attractiveness. The portfolio typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment

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objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica WMC Diversified Growth II VP: The portfolio invests, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria.

The portfolio’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. Fundamental analysis involves the assessment of a company’s business environment, market share, management, global expansion plans, balance sheet, income statement, anticipated earnings, revenues, and other related measures of value.

Wellington Management continually monitors every company in the portfolio’s portfolio for fundamental attractiveness. The portfolio typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

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More On The Risks Of Investing In The Portfolios

Principal Investment Risks: The following provides additional information regarding the risks of investing in the portfolios as described at the front of the prospectus.

Active Investor: A significant portion of assets invested in the portfolio come from professional money managers and investors who use the portfolio as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the portfolio may have a negative impact on the portfolio’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the portfolio’s expense ratio may vary from current estimates or the historical ratio disclosed in this prospectus.

Active Trading: Certain portfolios are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

Asset Allocation: The sub-adviser allocates a portfolio's assets among various underlying portfolios. These allocations may be unsuccessful in maximizing a portfolio's return and/or avoiding investment losses.

Bank Obligations: If a portfolio concentrates in U.S. bank obligations, a portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks’ profitability.

Cash Management and Defensive Investing: Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

Commodities: Because a portfolio may invest in instruments whose performance is linked to the price of an underlying commodity or commodity index, a portfolio may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

Concentration: A portfolio will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the portfolio. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the portfolio will be more susceptible to the risks associated with that industry than a portfolio that does not concentrate its investments.

Convertible Securities: Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

Correlation and Compounding: A number of factors may affect the portfolio’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the portfolio will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the portfolio from achieving its investment objective. The risk of the portfolio not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the portfolio has a single day investment objective, the portfolio’s performance for periods greater than one day is likely to be either greater than or less than the inverse of the index performance times the stated multiple in the portfolio objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases.

Counterparty: The portfolio will be subject to the credit risk(that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the portfolio or held by special purpose or

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structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the portfolio may decline.

Country, Sector or Industry Focus: To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if a portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

Credit: If an obligor for a security held by the portfolio or a counterparty to a financial contract with the portfolio fails to pay, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the portfolio could decline. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the portfolio invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. The portfolio is subject to greater levels of credit risk to the extent it invests in junk bonds. These securities have a higher risk of issuer default and are considered speculative. The portfolio may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

Currency: When a portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, a portfolio's investments in foreign currency denominated securities may reduce the returns of a portfolio.

Currency Hedging: A portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another may remove a portfolio's opportunity to profit from the original currency and involves a risk of increased losses for a portfolio if the sub-adviser’s projection of future exchange rates is inaccurate.

Defensive Investing: Short-term debt securities held by a portfolio for defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If a portfolio holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. In that case, the portfolio would not earn income on the cash and the portfolio's yield would go down. If a significant amount of the portfolio's assets are used for defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

Derivatives: The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. A portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of a portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on a portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by a portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of a portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. A portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. A portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

Early Close/Late Close/Trading Halt: An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the portfolio being unable to buy or sell certain securities or derivatives. In such circumstances, the portfolio may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Emerging Markets: Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks. In addition, the risks associated with investing in emerging markets are often greater than investing in developed

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foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

Equity and Market: The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the portfolio to decrease.

Equity Securities: Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Exchange Traded Funds (“ETFs”): ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. ETFs typically seek to track an index, a commodity or a basket of assets like an index fund, but trade like a stock on an exchange. An investment in an ETF generally presents the same primary risks as an investment in a conventional portfolio (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) an active trading market for an ETF’s share may not develop or be maintained; or (iii) trading of an ETF’s share may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Fixed-Income Securities: The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

• market risk: fluctuations in market value

• interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

• prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing a portfolio to reinvest in lower yielding securities

• extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

• default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. A portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If a portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, a portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by a portfolio, or if an issuer of such a security has difficulty meeting its obligations, a portfolio may become the holder of a restructured security or of underlying assets. In that case, a portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Focused Investing: To the extent a portfolio invests in a limited number of issuers, its performance may be more volatile than portfolios that hold a greater variety of securities.

Foreign Securities: Investments in foreign securities, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

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• different accounting and reporting practices

• less information available to the public

• less (or different) regulation of securities markets

• more complex business negotiations

• less liquidity

• more fluctuations in prices

• delays in settling foreign securities transactions

• higher costs for holding shares (custodial fees)

• higher transaction costs

• vulnerability to seizure and taxes

• political or financial instability and small markets

• different market trading days

Geographic: Because a portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, a portfolio's performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically-diversified funds.

Growth Stocks: Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

Hard Assets: A portfolio is subject to risks associated with investing indirectly in hard assets, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. A portfolio's indirect investments in hard assets may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies.

High-Yield Debt Securities: High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

Hybrid Instruments: Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, commodities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose a portfolio to leverage risks or carry liquidity risks.

Increase in Expenses: Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

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Interest Rate: Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security tends to fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Inflation protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Interest Rate (Transamerica Money Market VP): The interest rates on short-term obligations held in a fund’s portfolio will vary, rising or falling with short-term interest rates generally. A portfolio's yield will tend to lag behind general changes in interest rates.

The ability of a portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

Inverse Correlation: Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

Investing Aggressively: The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

• Rights, options and futures contracts may not be exercised and may expire worthless.

• Warrants and rights may be less liquid than stocks.

• Use of futures and other derivatives may make a portfolio more volatile.

Investment Companies: To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds (“ETFs”), it bears its pro rata share of these investment companies’ expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

Leveraging: When a portfolio engages in transactions that have a leveraging effect on it, the value of the portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of a portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than a portfolio would otherwise have. A portfolio may take on leveraging risk by, among other things, engaging in derivative, when-issued, delayed-delivery, forward commitment or forward roll transactions or reverse repurchase agreements. Engaging in such transactions may cause a portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Liquidity: Liquidity risk exists when particular investments are difficult to sell. Although most of a portfolio's securities must be liquid at the time of investment, securities may become illiquid after purchase by a portfolio, particularly during periods of market turmoil. When a portfolio holds illiquid investments, a portfolio may be harder to value, especially in changing markets, and if a portfolio is forced to sell these investments to meet redemptions or for other cash needs, a portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain securities, a portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

Loans: A portfolio may invest in certain commercial loans, including loans generally known as “syndicated bank loans,” by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet a portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution’s interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect a portfolio.

Market: The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due

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to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The fund may experience a substantial or complete loss on any individual security.

Medium-Sized Companies: Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Mid Cap Securities: The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Money Market Funds: An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.

Mortgage-Related Securities: Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.

Non-Diversification: Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because a portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

Portfolio Selection: The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, quality, relative yield, value or market trends affecting a particular security, industry or sector, or about interest rates, is incorrect.

Portfolio Turnover: A portfolio may engage in a significant number of short-term transactions, which may adversely affect a portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for a portfolio. A portfolio ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income when distributed to shareholders.

Preferred Stock: Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company’s common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.

Prepayment or Call: Borrowers may pay back principal before the scheduled due date. Borrowers may find it advantageous to prepay principal due to a decline in interest rates or an excess in cash flow. Such prepayments may require the portfolio to replace a corporate loan, corporate debt security or other investment with a lower yielding security. This may adversely affect the portfolio's net asset value.

Real Estate Investment Trusts (“REITS”): Equity REITs can be affected by any changes in the value of the properties owned. A REIT’s performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

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Real Estate Securities: Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks may include, without limitation:

• declining real estate value

• risks relating to general and local economic conditions

• over-building

• increased competition for assets in local and regional markets

• increases in property taxes

• increases in operating expenses or interest rates

• change in neighborhood value or the appeal of properties to tenants

• insufficient levels of occupancy

• inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

Redemption (Transamerica Money Market VP): The portfolio may experience periods of heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the portfolio could have an adverse impact on the remaining shareholders in the portfolio. In addition, the portfolio may suspend redemptions when permitted by applicable regulations.

Repurchase Agreements: Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. If the other party to a repurchase agreement defaults on its obligation, a portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, a portfolio could lose money.

Rule 144A Securities: “Rule 144A” securities are securities that are not registered for sale to the public and thus are considered “restricted.” They may only be resold to certain qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by a portfolio could adversely affect the marketability of such security and a portfolio might be unable to dispose of such security promptly or at reasonable prices.

Short Sales: A short sale may be effected by selling a security that a portfolio does not own. In order to deliver the security to the purchaser, a portfolio borrows the security, typically from a broker-dealer or an institutional investor. A portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, a portfolio would incur a loss; conversely, if the price declines, a portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. A portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if a portfolio held only long positions. A portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected “against the box” if, at all times when the short position is open, a portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that a portfolio were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, a portfolio would forego the potential realization of the increased value of the shares sold short.

Smaller Companies: Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Small- or Medium-Sized Companies: Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies,

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generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Sovereign Debt: Sovereign debt instruments, which are debt obligations issued or guaranteed by a foreign governmental entity, are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on debt that it has issued or guaranteed, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, relationships with other lenders such as commercial banks, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or it may ask for forgiveness of interest or principal on its existing debt. On the other hand, a governmental entity may be unwilling to renegotiate the terms of its sovereign debt. There may be no established legal process for a U.S. bondholder (such as the fund) to enforce its rights against a governmental entity that does not fulfill its obligations, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Stocks: Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks a fund holds fluctuate in price, the value of your investment in a portfolio will go up and down.

Tactical Asset Allocation: The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using asset management styles, including those based on fundamental analysis or strategic asset allocation. The sub-adviser’s evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that under perform other securities.

The management process might also result in the portfolio having exposure to asset classes, countries or regions, or industries or groups of industries that underperform other management styles. In addition, the portfolio’s risk profile with respect to particular asset classes, countries and regions, and industries may change at any time based on the sub-adviser’s allocation decisions.

Tax: In order to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code, the portfolio must meet certain requirements regarding, among other things, the source of its income. Any income the portfolio derives from investments in certain hard asset ETFs, such as commodity ETFs, must be limited to a maximum of 10% of the fund’s gross income. If the portfolio fails to qualify as a RIC, the portfolio will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the portfolio's earnings and profits. If the portfolio were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the portfolio would be subject to the risks of diminished returns.

Underlying Funds or Portfolios: Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Funds” section of the fund’s prospectus identifies certain risks of each underlying portfolio.

U.S. Government Agency Obligations: Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.

Valuation: Many factors may influence the price at which the portfolio could sell any particular portfolio investment. The sales price may well differ--higher or lower--from the portfolio's last valuation, and such differences could be significant, particularly for illiquid securities, securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the portfolio may value these investments using

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more subjective methods, such as fair value methodologies. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the portfolio had not fair-valued the security or had used a different valuation methodology.

Value Investing: The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. A portfolio may underperform other equity funds that use different investing styles. A portfolio may also underperform other equity funds using the value style.

Warrants and Rights: Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

Yield (Transamerica Money Market VP): The amount of income paid to you by the portfolio will go up or down depending on day-to-day variations in short-term interest rates. When interest rates are very low, the portfolio's expenses could absorb all or a significant portion of the portfolio's income. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the portfolio's yield.

Zero Coupon Bonds – Zero coupon bonds pay no interest during the life of the obligation but trade at prices below their stated maturity value. Although these securities lock in a rate of return to maturity, they may be subject to greater fluctuations in market value than securities that pay interest periodically.

Please note that there are other factors that could adversely affect your investment in a portfolio and that could prevent the portfolio from achieving its investment objective. More information about risks appears in the Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

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SHAREHOLDER INFORMATION

Investment Adviser

Transamerica Series Trust's Board of Trustees is responsible for overseeing the management and business affairs of Transamerica Series Trust (“TST”). It oversees the operation of TST by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of TST is contained in the Statement of Additional Information (“SAI”).

Transamerica Asset Management, Inc. (“TAM”), located at 570 Carillon Parkway, St. Petersburg, FL 33716, serves as investment adviser for TST. The investment adviser hires investment sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each portfolio's sub-adviser. The investment adviser also monitors the sub-advisers’ buying and selling of portfolio securities and administration of the portfolios. For these services, TAM is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

AEGON USA Investment Management, LLC and Transamerica Investment Management, LLC are affiliates of TAM and TST.

Information contained in this prospectus may apply to portfolios of TST not offered in your policy or contract.

The portfolios may rely on an Order from the SEC (Release IC- 23379 dated August 5, 1998) that permits Transamerica Series Trust and its investment adviser, TAM, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on subadvisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

Advisory Fees

TAM receives compensation from each portfolio, calculated daily and paid monthly, based on an annual percentage of each portfolio's average daily net assets.

Advisory Fees Paid in 2009

For the fiscal year ended December 31, 2009, each portfolio paid the following advisory fee as a percentage of the portfolio's average daily net assets:

Name of Portfolio	Percentage
Transamerica AEGON High Yield Bond VP1	0.71%
Transamerica Asset Allocation – Conservative VP	0.10%
Transamerica Asset Allocation – Growth VP	0.10%
Transamerica Asset Allocation – Moderate VP	0.10%
Transamerica Asset Allocation – Moderate Growth VP	0.10%
Transamerica Balanced VP2	0.80%
Transamerica BlackRock Global Allocation VP3	0.00%
Transamerica BlackRock Large Cap Value VP4	0.78%
Transamerica BlackRock Tactical Allocation VP	0.10%
Transamerica Clarion Global Real Estate Securities VP	0.79%
Transamerica Convertible Securities VP	0.75%
Transamerica Diversified Equity VP5	0.75%
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Name of Portfolio	Percentage
Transamerica Efficient Markets VP	0.42%
Transamerica Federated Market Opportunity VP	0.75%
Transamerica Focus VP	0.80%
Transamerica Foxhall Emerging Markets/Pacific Rim VP	0.90%
Transamerica Foxhall Global Conservative VP	0.90%
Transamerica Foxhall Global Growth VP	0.90%
Transamerica Foxhall Global Hard Asset VP	0.90%
Transamerica Growth Opportunities VP	0.80%
Transamerica Hanlon Balanced VP	0.90%
Transamerica Hanlon Growth VP	0.90%
Transamerica Hanlon Growth and Income VP	0.90%
Transamerica Hanlon Managed Income VP	0.90%
Transamerica Index 35 VP	0.32%
Transamerica Index 50 VP	0.31%
Transamerica Index 75 VP	0.30%
Transamerica Index 100 VP	0.32%
Transamerica International Moderate Growth VP	0.10%
Transamerica Jennison Growth VP6	0.79%
Transamerica JPMorgan Core Bond VP	0.45%
Transamerica JPMorgan Enhanced Index VP	0.74%
Transamerica JPMorgan Mid Cap Value VP	0.83%
Transamerica MFS International Equity VP7	0.91%
Transamerica Money Market VP	0.35%
Transamerica Morgan Stanley Active International Allocation VP	0.85%
Transamerica Morgan Stanley Mid-Cap Growth VP	0.80%
Transamerica Multi Managed Large Cap Core VP	0.75%
Transamerica PIMCO Total Return VP	0.63%
Transamerica ProFund UltraBear VP	0.85%
Transamerica Small/Mid Cap Value VP	0.80%
Transamerica T. Rowe Price Small Cap VP	0.75%
Transamerica Third Avenue Value VP	0.80%
Transamerica U.S. Government Securities VP	0.55%
Transamerica WMC Diversified Growth VP	0.72%
Transamerica WMC Diversified Growth II VP	0.30%

1 Effective November 20, 2009, the advisory fee for the portfolio is 0.64% of the first $750 million of average daily net assets; and 0.60% of average daily net assets in excess of $750 million. Prior to November 20, 2009, the advisory fee for the portfolio was 0.715% of the first $250 million of average daily net assets; 0.71% of average daily net assets over $250 million up to $750 million; 0.68% of average daily net assets over $750 million up to $1 billion; and 0.67% of average daily net assets in excess of $1 billion.

2 Effective April 30, 2010, the advisory fee for the portfolio is 0.75% of the first $500 million of average daily net assets; 0.65% of average daily net assets over $500 million up to $1 billion; and 0.60% of average daily net assets in excess of $1 billion. Prior to that time, the advisory fee for the portfolio was 0.80% of the first $250 million of average daily net assets; 0.75% of average daily net assets over $250 million up to $500 million; 0.70% of average daily net assets over $500 million up to $1.5 billion; and 0.625% of average daily net assets in excess of $1.5 billion.

3 TAM currently waives its investment advisory fee.

4 Effective November 20, 2009, the advisory fee for the portfolio is 0.80% of the first $250 million of average daily net assets; 0.775% of average daily net assets over $250 million up to $750 million; 0.75% of average daily net assets over $750 million up to $1 billion; 0.65% of average daily net assets over $1 billion up to $2 billion; and 0.625% of average daily net assets in excess of $2 billion. Prior to November 20, 2009, the advisory fee for the portfolio was 0.80% of the first $250 million of average daily net assets; 0.775% of average daily net assets over $250 million up to $750 million; and 0.75% of average daily net assets in excess of $750 million.

5 Effective April 30, 2010, the advisory fee for the portfolio is 0.73% of the first $500 million of average daily net assets; 0.70% of average daily net assets over $500 million up to $2.5 billion; and 0.65% of average daily net assets in excess of $2.5 billion. Prior to that time, the advisory fee for the portfolio was 0.75% of the first $500 million of average daily net assets; 0.725% of average daily net assets over $500 million up to $1.5 billion; and 0.70% of average daily net assets in excess of $1.5 billion.

6 Effective April 30, 2010, the advisory fee for the portfolio is 0.80% of the first $250 million of average daily net assets; 0.75% of average daily net assets over $250 million up to $500 million; 0.70% of average daily net assets over $500 million up to $1 billion; and 0.60% of average daily net assets in excess of $1 billion. Prior to that time, the advisory fee for the portfolio was 0.80% of the first $250 million of average daily net assets; 0.775% of average daily net assets over $250 million up to $500 million; 0.70% of average daily net assets over $500 million up to $1 billion; 0.675% of average daily net assets over $1 billion up to $1.5 billion; and 0.65% of average daily net assets in excess of $1.5 billion.

7 Effective August 1, 2009, the advisory fee for the portfolio is 0.90% of the first $250 million of average daily net assets; 0.875% of average daily net assets over $250 million up to $500 million; 0.85% of average daily net assets over $500 million up to $1 billion; and 0.80% of average daily net assets in excess of $1 billion. Prior to August 1, 2009, the advisory fee for the portfolio was 0.925% of the first $250 million of average daily net assets; 0.90% of average daily net assets over $250 million up to $500 million; 0.85% of average daily net assets over $500 million up to $1 billion; and 0.80% of average daily net assets in excess of $1 billion.

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A discussion regarding the Board of Trustees’ approval of the advisory arrangements for Transamerica AEGON High Yield Bond VP, Transamerica Focus VP, Transamerica Foxhall Emerging Markets/Pacific Rim VP, Transamerica Foxhall Global Conservative VP, Transamerica Foxhall Global Growth VP, Transamerica Foxhall Global Hard Asset VP, Transamerica Index 35 VP, and Transamerica Index 100 VP is available in each portfolio's annual report for the fiscal year ended December 31, 2009. A discussion regarding the Board of Trustees’ approval for each of the other portfolios, except Transamerica Diversified Equity VP, Transamerica Efficient Markets VP, Transamerica WMC Diversified Growth VP and Transamerica WMC Diversified Growth II VP, is available in each portfolio’s semi-annual report for the fiscal period ended June 30, 2009. A discussion regarding the Board of Trustees’ approval for those portfolios will be available in each portfolio’s semi-annual report for the fiscal period ending June 30, 2010.

Portfolio Construction Manager

Morningstar Associates, LLC (“Morningstar”), 22 West Washington Street, Chicago, IL 60602, is the portfolio construction manager for the portfolios listed below.

Transamerica Asset Allocation – Conservative VP

Transamerica Asset Allocation – Growth VP

Transamerica Asset Allocation – Moderate Growth VP

Transamerica Asset Allocation – Moderate VP

Transamerica International Moderate Growth VP

Pursuant to an Asset Allocation Management Agreement between TAM and Morningstar, the portfolio construction manager will make the portfolios’ investment decisions, determine what portion of each asset allocation portfolio should be in the underlying portfolios and what portion, if any, should be held in U.S. Government securities, short-term commercial paper or other assets such as cash.

Portfolio Construction Manager Compensation

For the fiscal year ended December 31, 2009, the portfolio construction manager received the following fees as a percentage of a portfolio’s average daily net assets:

Transamerica Asset Allocation – Conservative VP 0.10%

Transamerica Asset Allocation – Growth VP 0.10%

Transamerica Asset Allocation – Moderate Growth VP 0.10%

Transamerica Asset Allocation – Moderate VP 0.10%

Transamerica International Moderate Growth VP 0.10%

Portfolio Construction Team

Each of the above listed portfolios are managed by a portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. The SAI provides additional information about the portfolio construction team’s compensation, other accounts managed by the portfolio construction team, and the portfolio construction team’s ownership in each portfolio.

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jon Hale, CFA/2006	Co-Portfolio Manager	Morningstar	Senior Consultant
Maciej Kowara, CFA/2006	Co-Portfolio Manager	Morningstar	Research & Development Consultant
Jeff McConnell, CFA/2006	Co-Portfolio Manager	Morningstar	Senior Consultant
Michael Stout, CFA/2006	Co-Portfolio Manager	Morningstar	Senior Consultant
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Sub-Advisers

The name and address of the sub-advisers are listed below. Pursuant to Investment Sub-advisory Agreements between TAM and each sub-adviser on behalf of the respective portfolios, each sub-adviser shall make investment decisions, buy and sell securities for the portfolios, conduct research that leads to these purchase and sale decisions, and pay broker-dealers a commission for these trades (which can include payments for research and brokerage services).

The sub-advisers listed below receive compensation, calculated daily and paid monthly, from TAM. For the fiscal year ended December 31, 2009, the sub-advisers received the following sub-advisory fees as a percentage of a portfolio's average daily net assets:

Portfolio	Sub-Advisory Fee	Name and Address of Sub-Adviser
Transamerica AEGON High Yield Bond VP1 Transamerica Efficient Markets VP Transamerica Index 35 VP Transamerica Index 50 VP Transamerica Index 75 VP Transamerica Index 100 VP	0.25% 0.12% 0.12% 0.11% 0.10% 0.12%	AEGON USA Investment Management, LLC (“AUIM”) 4333 Edgewood Road NE Cedar Rapids, IA 52499
Transamerica BlackRock Tactical Allocation VP	0.10%	BlackRock Financial Management, Inc. (“BlackRock”) 55 East 52nd Street New York, NY 10055
Transamerica BlackRock Large Cap Value VP2	0.32%	BlackRock Investment Management, LLC (“BlackRock”) 800 Scudders Mill Road Plainsboro, NJ 08536
Transamerica Clarion Global Real Estate Securities VP	0.39%	ING Clarion Real Estate Securities, LLC (“Clarion”) 201 King of Prussia Road Suite 600 Radnor, PA 19087
Transamerica Federated Market Opportunity VP	0.28%	Federated Equity Management Company of Pennsylvania (“Federated”) 1001 Liberty Avenue Pittsburgh, PA 15222
Transamerica Foxhall Emerging Markets/Pacific Rim VP Transamerica Foxhall Global Conservative VP Transamerica Foxhall Global Growth VP Transamerica Foxhall Global Hard Asset VP	0.45% 0.45% 0.45% 0.45%	Foxhall Capital Management, Inc. (“Foxhall”) 35 Old Tavern Road 2nd Floor Orange, CT 06477
Transamerica Hanlon Balanced VP Transamerica Hanlon Growth VP Transamerica Hanlon Growth and Income VP Transamerica Hanlon Managed Income VP	0.45% 0.45% 0.45% 0.45%	Hanlon Investment Management, Inc. (“Hanlon”) 3393 Bargaintown Road, Suite 200 Egg Harbor Township, NJ 08234
Transamerica Jennison Growth VP	0.35%	Jennison Associates LLC (“Jennison”) 466 Lexington Avenue New York, NY 10017
Transamerica JPMorgan Core Bond VP Transamerica JPMorgan Enhanced Index VP Transamerica JPMorgan Mid Cap Value VP	0.20% 0.30% 0.40%	J.P. Morgan Investment Management Inc. (“JPMorgan”) 245 Park Avenue New York, NY 10167
Transamerica MFS International Equity VP3	0.45%	MFS® Investment Management (“MFS”) 500 Boylston Street Boston, MA 02116
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Portfolio	Sub-Advisory Fee	Name and Address of Sub-Adviser
Transamerica Morgan Stanley Active International Allocation VP Transamerica Multi Managed Large Cap Core VP	0.45% 0.30%	Morgan Stanley Investment Management Inc. (“MSIM”) 522 Fifth Avenue New York, NY 10036
Transamerica Morgan Stanley Mid-Cap Growth VP	0.40%	Van Kampen Asset Management (“VKAM”) 522 Fifth Avenue New York, NY 10036
Transamerica PIMCO Total Return VP4	0.25%	Pacific Investment Management Company LLC (“PIMCO”) 840 Newport Center Drive Newport Beach, CA 92660
Transamerica ProFund UltraBear VP	0.40%	ProFund Advisors LLC 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814
Transamerica Third Avenue Value VP	0.40%	Third Avenue Management LLC (“Third Avenue”) 622 Third Avenue 32nd Floor New York, NY 10017

Transamerica Balanced VP

Transamerica Convertible Securities VP

Transamerica Diversified Equity VP5

Transamerica Focus VP

Transamerica Growth Opportunities VP

Transamerica Money Market VP

Transamerica Small/Mid Cap Value VP

Transamerica U.S. Government

Securities VP

	0.35% 0.35% 0.31% 0.41% 0.37% 0.15% 0.38% 0.15%	Transamerica Investment Management, LLC (“TIM”) 11111 Santa Monica Boulevard Suite 820 Los Angeles, CA 90025
Transamerica T. Rowe Price Small Cap VP	0.35%	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202
Transamerica WMC Diversified Growth VP6 Transamerica WMC Diversified Growth II VP7	0.31% 0.30%	Wellington Management Company, LLP (“Wellington Management”) 75 State Street Boston, MA 02109

1 Includes fees paid to the portfolio’s previous sub-adviser. Effective November 20, 2009, the sub-advisory fee for the portfolio was 0.28% of the first $400 million of average daily net assets; 0.25% of average daily net assets over $400 million up to $750 million; and 0.20% of average daily net assets in excess of $750 million. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica AEGON High Yield Bond, a series of Transamerica Funds, also managed by the sub-adviser. Prior to November 20, 2009, the sub-advisory fee for the portfolio was 0.315% of the first $250 million of average daily net assets; 0.30% of average daily net assets over $250 million up to $750 million; 0.27% of average daily net assets over $750 million up to $1 billion; and 0.25% of average daily net assets in excess of $1 billion.

2 Effective November 20, 2009, the sub-advisory fee for the portfolio is 0.35% of the first $250 million of average daily net assets; 0.325% of average daily net assets over $250 million up to $750 million; 0.30% of average daily net assets over $750 million up to $1 billion; and 0.25% of average daily net assets in excess of $1 billion. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica BlackRock Large Cap Value, a series of Transamerica Funds, also managed by the sub-adviser. Prior to November 20, 2009, the sub-advisory fee for the portfolio was 0.35% of the first $250 million of average daily net assets; 0.325% of average daily net assets over $250 million up to $750 million; and 0.30% of average daily net in excess of $750 million.

3 Effective August 1, 2009, the sub-advisory fee for the portfolio is 0.45% of the first $250 million of average daily net assets; 0.425% of average daily net assets over $250 million up to $500 million; 0.40% of average daily net assets over $500 million up to $1 billion; and 0.375% of average daily net assets in excess of $1 billion. Prior to August 1, 2009, the sub-advisory fee for the portfolio was 0.475% of the first $500 million of average daily net assets; 0.45% of average daily net assets over $500 million up to $1 billion; and 0.40% of average daily net assets in excess of $1 billion.

4 Effective July 1, 2009, the sub-advisory fee for the portfolio is 0.25% of the first $1 billion of average daily net assets; and 0.225% of average daily net assets over $1 billion, only when PIMCO sub-advised assets exceed $3 billion on an aggregate basis. For the purpose of determining the $3 billion aggregate assets, the average daily net assets will be determined on a combined basis with Transamerica PIMCO Total Return VP, Transamerica PIMCO Total Return, and Transamerica PIMCO Real Return TIPS. If aggregate assets exceed $3 billion, then the calculation of sub-advisory fees will be based on the combined average daily net assets of Transamerica PIMCO Total Return VP and Transamerica PIMCO Total Return. Prior to July 1, 2009, the sub-advisory fee for the portfolio was 0.25% of average daily net assets.

5 Fees were paid to the portfolio’s previous sub-adviser. Effective May 1, 2010, the sub-advisory fee for the portfolio is 0.35% of the first $500 million of average daily net assets; 0.30% of average daily net assets over $500 million up to $2.5 billion; and 0.25% of average daily net in excess of $2.5 billion, less 50% of any amount reimbursed pursuant to the portfolio’s expense limitation. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Diversified Equity, a series of Transamerica Funds, also managed by the sub-adviser. Prior to May 1, 2010, the co-sub-advisory fee for the portfolio was 0.31% of the first $500 million of average daily net assets; 0.275% of average daily net assets over $500 million up to $1.5 billion; and 0.28% of average daily net in excess of $1.5 billion. A portion of the sub-advisory fee was paid to a prior co-manager based on their portion of managed assets as follows: 0.40% of the first $500 million of average daily net assets; 0.375% of average daily net assets over $500 million up to $1.5 billion; and 0.35% of average daily net assets in excess of $1.5 billion.

53

6  Fees were paid to the portfolio’s previous sub-adviser. Effective April 9, 2010, the sub-advisory fee for the portfolio is 0.28% of the first $2 billion of average daily net assets; 0.25% of average daily net assets over $2 billion up to $5 billion; and 0.225% of average daily net assets in excess $5 billion. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica WMC Diversified Growth, Transamerica WMC Diversified Growth VP, Transamerica WMC Diversified Growth II VP and the portion of the assets of the Transamerica Partners Large Growth Portfolio that are sub-advised by Wellington Management. Prior to April 9, 2010, the sub-advisory fee for the portfolio was 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion.

7 Fees were paid to the portfolio’s previous sub-adviser. Effective April 9, 2010, the sub-advisory fee for the portfolio is 0.28% of the first $2 billion of average daily net assets; 0.25% of average daily net assets over $2 billion up to $5 billion; and 0.225% of average daily net assets in excess $5 billion. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica WMC Diversified Growth, Transamerica WMC Diversified Growth VP, Transamerica WMC Diversified Growth II VP and the portion of the assets of the Transamerica Partners Large Growth Portfolio that are sub-advised by Wellington Management. Prior to April 9, 2010, the sub-advisory fee for the portfolio was 0.30% of the portfolio’s average daily net assets.

Portfolio Manager(s)

The following portfolios are managed by portfolio manager(s). The SAI provides additional information about the portfolio manager(s)’ compensation, other accounts managed by the portfolio manager(s), and the portfolio manager(s)’ ownership in each portfolio.

Transamerica AEGON High Yield Bond VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Bradley J. Beman, CFA, CPA/2009	Portfolio Manager	AUIM	Senior Vice President, Director – High Yield
Kevin Bakker, CFA/2009	Portfolio Manager	AUIM	High Yield Portfolio Manager
Benjamin D. Miller, CFA/2009	Portfolio Manager	AUIM	High Yield Portfolio Manager

Transamerica Balanced VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Kirk J. Kim/2008	Portfolio Manager (Lead-Equity)	TIM	Principal, Deputy Chief Investment Officer, Portfolio Manager
John D. Lawrence, CFA/2009	Portfolio Manager (Co-Equity)	TIM	Principal, Portfolio Manager
Gary U. Rollé, CFA/1994	Portfolio Manager (Co-Equity)*	TIM	Principal, Managing Director, Chief Executive Officer, Chief Investment Officer
Greg D. Haendel, CFA/2008	Portfolio Manager (Lead-Fixed)	TIM	Principal, Portfolio Manager
Derek S. Brown, CFA/2008	Portfolio Manager (Co-Fixed)	TIM	Principal, Director of Fixed Income, Portfolio Manager
Brian W. Westhoff, CFA/2008	Portfolio Manager (Co-Fixed)	TIM	Principal, Portfolio Manager

* Mr. Rollé will be a co-portfolio manager through June 30, 2010. In July he will no longer have official portfolio management responsibilities, but he will continue in the capacity of advisory consultant until the end of 2010.

Transamerica BlackRock Global Allocation VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Dennis Stattman/2009	Senior Portfolio Manager	BlackRock	Managing Director
Dan Chamby/2009	Associate Portfolio Manager	BlackRock	Managing Director
Romualdo Roldan/2009	Associate Portfolio Manager	BlackRock	Managing Director

Transamerica BlackRock Large Cap Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Robert C. Doll, Jr., CFA/2004	Senior Portfolio Manager	BlackRock	Vice Chairman, Chief Equity Strategist
Daniel Hanson, CFA/2008	Associate Portfolio Manager	BlackRock	Managing Director
54

Transamerica BlackRock Tactical Allocation VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Phil Green/2009	Managing Director	BlackRock	Lead Portfolio Manager, Portfolio Co-Manager
Michael Huebsch/2009	Managing Director	BlackRock	Lead Portfolio Manager

Transamerica Clarion Global Real Estate Securities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Steven D. Burton, CFA/2002	Portfolio Manager	Clarion	Managing Director
T. Ritson Ferguson, CFA/2002	Portfolio Manager	Clarion	Chief Investment Officer
Joseph P. Smith, CFA/2002	Portfolio Manager	Clarion	Managing Director

Transamerica Convertible Securities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Kirk J. Kim/2002	Portfolio Manager (Lead)	TIM	Principal, Deputy Chief Investment Officer, Portfolio Manager
Peter O. Lopez/2002	Portfolio Manager (Co)	TIM	Principal, President, Director of Research, Portfolio Manager

Transamerica Diversified Equity VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Edward S. Han/2010	Portfolio Manager (Lead)	TIM	Principal, Portfolio Manager
Gary U. Rollé, CFA/2009	Portfolio Manager (Co)*	TIM	Principal, Managing Director, Chief Executive Officer, Chief Investment Officer
Peter O. Lopez/2009	Portfolio Manager (Co)	TIM	Principal, President, Director of Research, Portfolio Manager

* Mr. Rollé will be a co-portfolio manager through June 30, 2010. In July he will no longer have official portfolio management responsibilities, but he will continue in the capacity of advisory consultant until the end of 2010.

Transamerica Efficient Markets VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2008	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Federated Market Opportunity VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Steven J. Lehman, CFA/1994	Senior Portfolio Manager	Federated	Vice President and Senior Vice President
Dana L. Meissner, CFA/2009	Portfolio Manager	Federated	Vice President and Senior Investment Analyst
55

Transamerica Focus VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Edward S. Han/2009	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager
Kirk J. Kim/2009	Portfolio Manager (Co)	TIM	Principal, Deputy Chief Investment Officer, Portfolio Manager
Joshua D. Shaskan, CFA/2009	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager

Transamerica Foxhall Emerging Markets/Pacific Rim VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Foxhall Global Conservative VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Foxhall Global Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Foxhall Global Hard Asset VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Growth Opportunities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Edward S. Han/2005	Portfolio Manager (Lead)	TIM	Principal, Portfolio Manager
John J. Huber, CFA/2005	Portfolio Manager (Lead)	TIM	Principal, Director of Equity
56

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Process and Risk Management, Portfolio Manager

Transamerica Hanlon Balanced VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Hanlon Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Hanlon Growth and Income VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Hanlon Managed Income VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Index 35 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2009	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Index 50 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2008	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager
Transamerica Index 75 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2008	Portfolio Manager	AUIM	Senior Vice President and
57

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Senior Portfolio Manager

Transamerica Index 100 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeff Whitehead, CFA/2009	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Jennison Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Michael A. Del Balso/2009	Portfolio Manager	Jennison	Managing Director and Director of Research for Growth Equity
Kathleen A. McCarragher/2000	Portfolio Manager	Jennison	Managing Director and Head of Growth Equity
Spiros “Sig” Segalas/2009	Portfolio Manager	Jennison	Director, President and Chief Investment Officer

Transamerica JPMorgan Core Bond VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Douglas S. Swanson/2007	Portfolio Manager	JPMorgan	Managing Director and Portfolio Manager

Transamerica JPMorgan Enhanced Index VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Terance Chen/1997	Vice President	JPMorgan	Portfolio Manager
Raffaele Zingone/1997	Portfolio Manager	JPMorgan	Portfolio Manager

Transamerica JPMorgan Mid Cap Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jonathan K.L. Simon/2004	Portfolio Manager	JPMorgan	Portfolio Manager and Chief Investment Officer (US Value)
Lawrence Playford, CFA/2004	Portfolio Manager	JPMorgan	Vice President and Research Analyst
Gloria Fu, CFA/2006	Portfolio Manager	JPMorgan	Vice President and Research Analyst

Transamerica MFS International Equity VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Daniel Ling/2009	Portfolio Manager	MFS	Investment Officer, Investment Manager, Lion Capital Management, Singapore
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Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Marcus L. Smith/2006	Portfolio Manager	MFS	Investment Officer

Transamerica Morgan Stanley Active International Allocation VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Ann D. Thivierge/2002	Portfolio Manager	MSIM	Managing Director

Transamerica Morgan Stanley Mid-Cap Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Dennis P. Lynch/2002	Lead Portfolio Manager	VKAM	Managing Director
David S. Cohen/2002	Portfolio Manager	VKAM	Managing Director
Sam G. Chainani/2004	Portfolio Manager	VKAM	Managing Director
Alexander T. Norton/2005	Portfolio Manager	VKAM	Executive Director
Jason C. Yeung/2007	Portfolio Manager	VKAM	Executive Director
Armistead B. Nash/2008	Portfolio Manager	VKAM	Executive Director

Transamerica Multi Managed Large Cap Core VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Dennis P. Lynch/2002	Lead Portfolio Manager	MSIM	Managing Director
David S. Cohen/2002	Portfolio Manager	MSIM	Managing Director
Sam G. Chainani/2004	Portfolio Manager	MSIM	Managing Director
Alexander T. Norton/2005	Portfolio Manager	MSIM	Executive Director
Jason C. Yeung/2007	Portfolio Manager	MSIM	Executive Director
Armistead B. Nash/2008	Portfolio Manager	MSIM	Executive Director
Kevin Holt/2004	Co-Lead Portfolio Manager	MSIM	Managing Director
Jason Leder/2004	Co-Lead Portfolio Manager	MSIM	Managing Director
Devin Armstrong/2007	Portfolio Manager	MSIM	Executive Director
James Warwick/2007	Portfolio Manager	MSIM	Executive Director

Transamerica PIMCO Total Return VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Chris P. Dialynas/2008	Portfolio Manager	PIMCO	Managing Director

Transamerica ProFund UltraBear VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Todd B. Johnson/2009	Lead Portfolio Manager	ProFund Advisors	Chief Investment Officer
Howard S.Rubin/2009	Portfolio Manager	ProFund Advisors	Director, Portfolio Manager
Robert M. Parker/2009	Portfolio Manager	ProFund Advisors	Senior Portfolio Manager
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Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Transamerica Small/Mid Cap Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeffrey J. Hoo, CFA/2008	Portfolio Manager (Lead)	TIM	Principal, Portfolio Manager
Joshua D. Shaskan, CFA/2008	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager
Thomas E. Larkin, III/2008	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager, Senior Securities Analyst

Transamerica T. Rowe Price Small Cap VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sudhir Nanda, CFA/2006	Portfolio Manager	T. Rowe Price	Vice President and Portfolio Chairman

Transamerica Third Avenue Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Curtis R. Jensen/1998	Co-Portfolio Manager	Third Avenue	Co-Chief Investment Officer
Yang Lie/2008	Co-Portfolio Manager	Third Avenue	Director of Research
Kathleen K. Crawford/2007	Assistant Portfolio Manager	Third Avenue	Research Analyst

Transamerica U.S. Government Securities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Derek S. Brown, CFA/2005	Portfolio Manager (Lead)	TIM	Principal, Director of Fixed Income, Portfolio Manager
Greg D. Haendel, CFA/2003	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager

Transamerica WMC Diversified Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul E. Marrkand, CFA/2010	Portfolio Manager	Wellington Management	Senior Vice President and Equity Portfolio Manager

Transamerica WMC Diversified Growth II VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul E. Marrkand, CFA/2010	Portfolio Manager	Wellington Management	Senior Vice President and Equity Portfolio Manager
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Disclosure of Portfolio Holdings: A detailed description of the portfolios' policies and procedures with respect to the disclosure of the portfolios' securities is available in the SAI. The portfolios publish all holdings on the website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

Prior Performance for Similar Accounts

Wellington Management - Transamerica WMC Diversified Growth VP and Transamerica WMC Diversified Growth II VP (the “WMC Portfolios”). The performance information shown below represents a composite of the prior performance of certain discretionary accounts (the “Other Accounts”) managed by Wellington Management with substantially similar investment objectives, policies and strategies as the WMC Portfolios. Wellington Management has prepared the historical performance shown for the composite in compliance with the Global Investment Performance Standards. This methodology differs from the guidelines of the Securities and Exchange Commission for calculating performance of mutual funds.

The WMC Portfolios’ actual performance may vary significantly from the past performance of the composite. Differences in asset size and cash flows may result in different security selections, differences in relative weightings of securities or differences in prices paid for particular portfolio holdings. In addition, the Other Accounts were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite.

The composite performance presented below is shown on both a gross and net basis. The net performance results have been adjusted to reflect the operating expenses of Initial and Service Class shares of Transamerica WMC Diversified Growth VP.

The composite performance is not that of the WMC Portfolios, should not be interpreted as indicative of the WMC Portfolios’ future performance, and should not be considered a substitute for the WMC Portfolios’ performance.

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Year-by-Year Total Return as of 12/31 each year (%)

The composite performance in the bar chart below is shown on a gross basis and net of the operating expenses of Transamerica WMC Diversified Growth VP Initial Class shares.

The composite performance in the bar chart below is shown on a gross basis and net of the operating expenses of Transamerica WMC Diversified Growth VP Service Class shares.

Average Annual Total Returns for the period ended 12/31/09

	1 year	5 years	10 years
Wellington Management Diversified Growth Composite (gross of expenses)	38.91%	4.34%	1.13%
Wellington Management Diversified Growth Composite (net of expenses of Transamerica WMC Diversified Growth VP Initial Class shares)	37.84%	3.52%	0.34%
Wellington Management Diversified Growth Composite (net of expenses of Transamerica WMC Diversified Growth VP Service Class shares)	37.51%	3.26%	0.09%
Russell 1000® Growth Index	37.21%	1.63%	-3.99%
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OTHER INFORMATION

Share Classes

TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2011. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

Purchase and Redemption of Shares

Shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York and Monumental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (“NAV”) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust’s distributor (or other agent) of a purchase order or receipt of a redemption request.

Valuation of Shares

The NAV of all portfolios is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Purchase orders for shares of the TST asset allocation portfolios that are received in good order and accepted before the close of business on the NYSE receive the NAV determined as of the close of the NYSE that day. For direct purchases, corresponding orders for shares of the underlying constituent portfolios are priced on the same day that orders for shares of the asset allocation portfolios are received and accepted. For purchases of shares of the TST asset allocation portfolios through the National Securities Clearing Corporation (“NSCC”), orders for shares of the underlying constituent portfolios will be placed after the receipt and acceptance of the settled purchase order for shares of the asset allocation portfolios.

How NAV Is Calculated

The NAV of each portfolio (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios’ securities for the purposes of determining the portfolios’ NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may

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be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that the portfolio uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end portfolios (other than ETF shares) are generally valued at the net asset value per share reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the portfolios’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV per share.

Market Timing/Excessive Trading

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. As money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares may disrupt portfolio management, hurt portfolio performance and drive portfolio expenses higher. For example, a portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.

Transamerica Series Trust’s Board of Trustees has approved policies and procedures that are designed to discourage market timing or excessive trading which include limitations on the number of transactions in portfolio shares. If you intend to engage in such practices, we request that you do not purchase shares of any of the portfolios. Each portfolio reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the portfolio reasonably believes to be in connection with market timing or excessive trading.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios’ policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it

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reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a “contract owner”) or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and excessive short-term trading, the portfolios cannot always recognize or detect such trading. The Trust’s distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries’ ability to deter such activity may be limited by operational and information systems. Due to the risk that the portfolios and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an asset allocation portfolio in furtherance of a portfolio’s objective are not considered to be market timing or disruptive trading.

Investment Policy Changes

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name will provide its shareholders with at least 60 days’ prior written notice before making changes to such policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.

Unless expressly designated as fundamental, all policies and procedures of the portfolios, including their investment objectives, may be changed at any time by the Board of Trustees without shareholder approval. The investment strategies employed by a portfolio may also be changed without shareholder approval.

To the extent authorized by law, Transamerica Series Trust and each of the portfolios reserve the right to discontinue offering shares at any time, to merge or liquidate a class of shares or to cease operations entirely.

Asset Allocation Funds

The asset allocation portfolios, Transamerica Asset Allocation – Conservative VP, Transamerica Asset Allocation – Growth VP, Transamerica Asset Allocation – Moderate Growth VP, Transamerica Asset Allocation – Moderate VP and Transamerica International Moderate Growth VP, as well as Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Multi-Manager International Portfolio and Transamerica Multi-Manager Alternative Strategies Portfolio, each separate series of Transamerica Funds, may own a significant portion of the shares of a TST portfolio. Transactions by the asset allocation portfolios may be disruptive to the management of an underlying portfolio.

Dividends and Distributions

Each portfolio intends to distribute annually substantially all of its net investment income, if any. Dividends of Transamerica Money Market VP are declared daily and distributed monthly. Capital gain distributions are typically declared and distributed annually, if any. Dividends and distributions are paid on the business day following the ex-dividend date, and will be reinvested in additional shares unless you elect to take your dividends in cash. Distributions of short-term capital gains are included as distributions of net investment income.

Taxes

Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify for each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). As a regulated investment company, a portfolio generally will not be subject to federal income tax on the taxable income that it distributes. Taxable income consists generally of net investment income and any capital gains. It is each portfolio’s intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance policies and annuity contracts. Certain separate accounts are required to meet diversification requirements under Section 817(h) of the Code and the regulations thereunder in order for insurance policies and annuity contracts funded by those separate accounts to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and is

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owned only by separate accounts and certain other qualified investors (including the asset allocation portfolios offered in this prospectus if they are owned only by separate accounts and certain other qualified investors), the separate accounts invested in that portfolio will be allowed to look through to the portfolio’s investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirements under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the insurance policies and annuity contracts invested in that portfolio could become currently taxable to the owners of the policies and contracts, and income for prior periods with respect to the policies and contracts could also be taxable in the year in which that failure occurs.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see “Federal Income Tax Considerations” included in the respective prospectuses for the policies and contracts.

Distribution and Service Plans

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (“TCI”), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class and up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2011. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

Other Distribution and Service Arrangements

The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York and Monumental Life Insurance Company (together, the “Transamerica Insurance Companies”), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of Western Reserve and is affiliated with the other Transamerica Insurance Companies, and TAM’s business profits (from managing the portfolios) may directly benefit Western Reserve and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios’ shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies, TCI, and/or other portfolio sub-advisers, directly or through TCI, out of their past profits and other available sources, provide cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries as a means to promote the distribution and wholesaling of variable contracts (and thus, indirectly, the portfolios’ shares). In certain cases, these payments may be significant. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial and may be substantial to any given recipient. Revenue sharing arrangements are separately negotiated. Revenue sharing is not an expense of the portfolios, is not reflected in the fees and expenses sections of this prospectus and does not change the price paid by investors for the purchase of a portfolio’s shares or the amount received by an investor as proceeds from the redemption of portfolio shares. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

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Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit TAM, TCI and their affiliates to the extent the payments result in more assets being invested in the portfolios on which fees are being charged.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentives for the insurers and other financial intermediaries to make the TST portfolios’ shares available to current or prospective variable contract owners to the detriment of other potential investment options.

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LIST AND DESCRIPTION OF CERTAIN UNDERLYING PORTFOLIOS

This section lists and describes the underlying portfolios in which some or all of the asset allocation portfolios may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Further information about certain underlying portfolios of TST and certain underlying funds of Transamerica Funds is contained in those underlying funds’/portfolios’ prospectuses, available at www.transamericafunds.com.

TST UNDERLYING PORTFOLIOS:

Fund Name	Transamerica Asset Allocation – Conservative VP	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica AEGON High Yield Bond VP	X		X	X
Transamerica Balanced VP	X	X	X	X
Transamerica BlackRock Large Cap Value VP	X	X	X	X		X
Transamerica Clarion Global Real Estate Securities VP	X	X	X	X	X
Transamerica Convertible Securities VP	X	X	X	X		X
Transamerica Diversified Equity VP	X	X	X	X		X
Transamerica Federated Market Opportunity VP	X	X	X	X	X
Transamerica Focus VP	X	X	X	X
Transamerica Growth Opportunities VP	X	X	X	X		X
Transamerica Jennison Growth VP	X	X	X	X		X
Transamerica JPMorgan Core Bond VP	X		X	X	X	X
Transamerica JPMorgan Enhanced Index VP	X	X	X	X		X
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Fund Name	Transamerica Asset Allocation – Conservative VP	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica JPMorgan Mid Cap Value VP	X	X	X	X		X
Transamerica MFS International Equity VP						X
Transamerica Money Market VP	X	X	X	X	X	X
Transamerica Morgan Stanley Active International Allocation VP	X	X	X	X	X
Transamerica Morgan Stanley Mid-Cap Growth VP						X
Transamerica Multi Managed Large Cap Core VP	X	X	X	X
Transamerica PIMCO Total Return VP	X		X	X	X	X
Transamerica Small/Mid Cap Value VP	X	X	X	X
Transamerica T. Rowe Price Small Cap VP	X	X	X	X
Transamerica Third Avenue Value VP						X
Transamerica U.S. Government Securities VP	X		X	X	X	X
Transamerica WMC Diversified Growth VP	X	X	X	X		X

• Transamerica AEGON High Yield Bond VP seeks a high level of current income by investing in high-yield debt securities. The portfolio invests at least 80% of its net assets in a portfolio of high-yield/high-risk bonds (commonly known as “junk bonds”). These junk bonds are high risk debt securities rated in medium or lower categories. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; credit; fixed-income securities; high-yield debt securities; increase in expenses; liquidity; market; portfolio selection; and valuation.

• Transamerica Balanced VP seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by

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companies of all sizes. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; credit; currency; derivatives; fixed-income securities; foreign securities; growth stocks; high-yield debt securities; increase in expenses; liquidity; market; mortgage-related securities; portfolio selection; small- or medium-sized companies; stocks; and valuation.

• Transamerica BlackRock Large Cap Value VP seeks long-term capital growth by investing primarily in equity securities of large cap companies. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies that, at the time of purchase, have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Value Index. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; fixed-income securities; foreign securities; increase in expenses; liquidity; market; portfolio selection; preferred stock; stocks; value investing; and U.S. government agency obligations.

• Transamerica Clarion Global Real Estate Securities VP seeks long-term total return from investments primarily in equity securities of real estate companies. The portfolio’s portfolio will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; fixed-income securities; foreign securities; increase in expenses; market; mortgage-related securities; non-diversification; portfolio selection; portfolio turnover; real estate securities; REITs; small- or medium-sized companies; and stocks.

• Transamerica Convertible Securities VP seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. The principal risks of investing in this underlying portfolio are: active trading; cash management and defensive investing; convertible securities; currency; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; portfolio selection; repurchase agreements; and stocks.

• Transamerica Diversified Equity VP seeks to maximize capital appreciation by investing at least 80% of its assets in equity securities. The portfolio’s sub-adviser uses a “bottom-up” approach to investing, and constructs the portfolio one company at a time. The portfolio may invest in securities of all sizes; generally, however, the portfolio invests in securities of companies whose market capitalization is greater than $500 million. The portfolio may also invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; focused investing; foreign securities; growth stocks; increase in expenses; market; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica Federated Market Opportunity VP seeks absolute (positive) returns with low correlation to the U.S. equity market by investing, under normal conditions, in domestic and foreign securities that the fund’s sub-adviser deems to be undervalued or out-of-favor. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; commodities; convertible securities; country, sector or industry focus; currency; currency hedging; derivatives; emerging markets; exchange-traded funds; fixed-income securities; foreign securities; high-yield debt securities; hybrid instruments; increase in expenses; investment companies; leveraging; liquidity; market; portfolio selection; portfolio turnover; REITs; short sales; stocks; tax; and value investing.

• Transamerica Focus VP seeks to maximize long-term growth by investing primarily in domestic equity securities that, in the portfolio’s sub-adviser’s opinion, are trading at a material discount to intrinsic value. The portfolio will generally invest in domestic equity securities of any size. The portfolio may also invest up to  10% of its assets in short sale positions. The portfolio may invest up to 20% of its assets in convertible and non-convertible high-yield, debt securities rated below investment grade. The portfolio’s sub-adviser uses a “bottom-up” approach to investing, and constructs the portfolio’s portfolio one company at a time. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; derivatives; fixed-income securities; focused investing; foreign securities; high-yield debt securities; increase in expenses; market; non-diversification; portfolio selection; short sales; small- or medium-sized companies; stocks; and value investing.

• Transamerica Growth Opportunities VP seeks to maximize long-term growth by generally investing at least 65% of the portfolio’s assets in a portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; derivatives; fixed-income

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securities; foreign securities; growth stocks; increase in expenses; market; portfolio selection; preferred stock; small- or medium-sized companies; stocks; and warrants and rights.

• Transamerica Jennison Growth VP seeks long-term growth of capital by investing at least 65% of its total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts of U.S. companies with market capitalizations of at least $1 billion that the sub-adviser believes have above-average prospects for growth. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; foreign securities; growth stocks; increase in expenses; market; medium-sized companies; portfolio selection; preferred stock; stocks; and warrants and rights.

• Transamerica JPMorgan Core Bond VP seeks total return, consisting of current income and capital appreciation by investing at least 80% of its assets in U.S. government securities, medium- to high-quality corporate bonds, mortgage-backed securities and asset-backed securities and commercial mortgage-backed securities. The principal risks of investing in this underlying portfolio are: asset-backed securities; cash management and defensive investing; credit; currency; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; mortgage-related securities; portfolio selection; and valuation.

• Transamerica JPMorgan Enhanced Index VP seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Index. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; fixed-income securities; foreign securities; growth stocks; increase in expenses; market; medium-sized companies; portfolio selection; repurchase agreements; stocks; U.S. government agency obligations; and value investing.

• Transamerica JPMorgan Mid Cap Value VP seeks growth from capital appreciation by investing at least 80% of net assets, under normal conditions, in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the fund’s sub-adviser believes to be undervalued. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; derivatives; foreign securities; increase in expenses; market; medium-sized companies; portfolio selection; preferred stock; REITs, stocks; and value investing.

• Transamerica MFS International Equity VP seeks capital growth by investing primarily in equity securities of foreign companies, including emerging markets securities. Under normal market conditions, at least 80% of the portfolio’s net assets are invested in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, potentially including emerging markets. The portfolio may invest a relatively large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. The portfolio may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying portfolio are: active trading; cash management and defensive investing; convertible securities; currency; derivatives; emerging markets; foreign securities; geographic; growth stocks; increase in expenses; leveraging; liquidity; market; portfolio selection; preferred stock; small- or medium-sized companies; stocks; and value investing.

• Transamerica Money Market VP seeks to obtain maximum current income from money market securities consistent with liquidity and preservation of principal by investing substantially all of the portfolio’s assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: bank obligations; credit; fixed-income securities; foreign securities; increase in expenses; interest rate; market; redemption; repurchase agreements; U.S. government agency obligations; and yield.

• Transamerica Morgan Stanley Active International Allocation VP seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; emerging markets; foreign securities; increase in expenses; liquidity; market; portfolio selection; real estate securities; REITs; and stocks.

• Transamerica Morgan Stanley Mid-Cap Growth VP seeks capital appreciation by investing, under normal circumstances, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The portfolio may also invest in common stocks and other equity securities of small-and large- cap companies, as well as preferred stocks, convertible

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securities, rights and warrants and debt securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; investing aggressively; market; portfolio selection; preferred stock; REITs; small- or medium-sized companies; stocks; and warrants and rights.

• Transamerica Multi Managed Large Cap Core VP seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio’s assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: currency; derivatives; emerging markets; foreign securities; growth stocks; market; REITs; stocks; and value investing.

• Transamerica PIMCO Total Return VP seeks maximum total return consistent with preservation of capital and prudent investment management by investing principally in fixed-income securities of varying maturities. The fund may invest its assets in derivative instruments. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; credit; currency; currency hedging; derivatives, emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; leveraging; liquidity; market; mortgage-related securities; portfolio selection; preferred stock; prepayment or call; repurchase agreements; Rule 144A securities; sovereign debt; stocks; U.S. government agency obligations; and valuation.

• Transamerica Small/Mid Cap Value VP seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; emerging markets; foreign securities; increase in expenses; market; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica T. Rowe Price Small Cap VP seeks long-term growth of capital by investing primarily in common stocks of small growth companies. This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute more than 50% of assets. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; exchange-traded funds; foreign securities; growth stocks; liquidity; market; portfolio selection; smaller companies; and stocks.

• Transamerica U.S. Government Securities VP seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; country sector or industry focus; derivatives; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; market; mortgage-related securities; portfolio selection; U.S. government agency obligations; and zero coupon bonds.

• Transamerica WMC Diversified Growth VP seeks to maximize long-term growth by investing, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth- oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria. Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; fixed-income securities; focused investing; foreign securities; growth stocks; increase in expenses; market; portfolio selection; small-or medium sized companies; and stocks.

The portfolios may invest their assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolios may do so without limit. Although the underlying portfolios will do this only in seeking to avoid losses, the underlying portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolios have any uninvested cash, the portfolios would also be subject to risk with respect to the depository institution holding the cash.

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TRANSAMERICA UNDERLYING FUNDS:

Fund Name	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Conservative VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica AllianceBernstein International Value	X	X	X	X	X	X
Transamerica BlackRock Global Allocation	X	X	X	X	X	X
Transamerica BlackRock Natural Resources	X
Transamerica BNY Mellon Market Neutral Strategy	X
Transamerica First Quadrant Global Macro	X
Transamerica Flexible Income		X	X	X	X	X
Transamerica Jennison Growth	X	X	X	X
Transamerica JPMorgan International Bond		X	X	X	X	X
Transamerica Loomis Sayles Bond		X	X	X	X	X
Transamerica MFS International Equity	X	X	X	X	X
Transamerica Neuberger Berman International	X	X	X	X	X	X
Transamerica Oppenheimer Developing Markets	X	X	X	X	X
Transamerica Oppenheimer Small- & Mid-Cap Value	X	X	X	X
Transamerica PIMCO Real Return TIPS		X	X	X	X	X
Transamerica Schroders International Small Cap	X	X	X	X	X
Transamerica Short-Term Bond		X	X	X	X	X
Transamerica Third Avenue Value	X	X	X	X
Transamerica Thornburg International Value	X	X	X	X	X	X
Transamerica UBS Large Cap Value	X	X	X	X		X
Transamerica Van Kampen Emerging Markets Debt		X	X	X
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Fund Name	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Conservative VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica Van Kampen Mid-Cap Growth	X	X	X	X	X
Transamerica Van Kampen Small Company Growth	X	X	X	X
Transamerica WMC Emerging Markets	X	X	X	X	X

• Transamerica AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from a variety of industries and developed countries. The fund primarily invests in issuers that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The principal risks of investing in this underlying fund are: convertible securities; currency; currency hedging; defensive investing; derivatives; foreign securities; increase in expenses; leveraging; liquidity; market; portfolio selection; repurchase agreements; securities lending; short sales; stocks; value investing; and warrants and rights.

• Transamerica BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: commodities; convertible securities; credit; currency; currency hedging; defensive investing; derivatives; distressed securities; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; liquidity; loans; market; portfolio selection; precious metals-related securities; preferred stock; prepayment or call; real estate securities; securities lending; short sales; small- or medium-sized companies; sovereign debt; stocks; tax; and warrants and rights.

• Transamerica BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders’ capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its net assets in equity securities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The principal risks of investing in this underlying fund are: defensive investing; derivatives; emerging markets; equity securities; foreign securities; increase in expenses; market and selection; mid-cap securities; natural resource-related securities; non-diversification; portfolio selection; precious metals-related securities; sector; and tax.

• Transamerica BNY Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market-neutral strategy and investing, under normal circumstances, at least 80% of the fund’s assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: currency; defensive investing; derivatives; foreign securities; increase in expenses; leveraging; market; portfolio selection; portfolio turnover; short sales; small- or medium-sized companies; and stocks.

• Transamerica First Quadrant Global Macro seeks to achieve total return from investments in the global equity, fixed-income, and currency markets, independent of market direction. The fund seeks to generate returns through risk-controlled exposure, long and short, to global equity, fixed-income, and currency markets through a wide range of derivative instruments and direct investments. The fund typically will make extensive use of derivative instruments, including futures contracts on global equity and fixed-income securities and security indices, options on futures contracts and equity indices, securities and security indices, swap contracts and forward contracts. The fund may also invest directly in global equity securities (including exchange traded funds (“ETFs”) and common and preferred stock of U.S. and non-U.S. companies) and fixed-income securities (including U.S. and non-U.S. corporate bonds and debt securities guaranteed by U.S. and non-

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U.S. governments, their agencies or instrumentalities or supranational organizations). The principal risks of investing in this underlying fund are: active trading; convertible securities; country, sector or industry focus; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; high-yield debt securities; increase in expenses; leveraging; liquidity; market; non-diversification; portfolio selection; preferred stock; prepayment or call; short sales; small- or medium-sized companies; stocks; U.S. government agency obligations; and value investing.

• Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as a secondary objective by generally investing at least 80% of its net-assets in a broad range of fixed-income securities. The fund may also invest in derivatives and equity securities. The principal risks of investing in this underlying fund are: active trading; convertible securities; credit; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; liquidity; loans; market; mortgage-related securities; portfolio selection; preferred stock; stocks; structured instruments; valuation; and warrants and rights.

• Transamerica JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund’s net assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; increase in expenses; liquidity; market; non-diversification; and portfolio selection.

• Transamerica Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing fund assets principally in fixed-income securities. The fund normally invests at least 80% of its net assets primarily in investment-grade, fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities (“junk bonds”) and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: bank obligations; convertible securities; credit; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; leveraging; liquidity; market; mortgage-related securities; portfolio selection; preferred stock; REITs; repurchase agreements; Rule 144A securities; stocks; structured instruments; and valuation.

• Transamerica MFS International Equity seeks capital growth by investing primarily in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets. The fund may invest a relatively large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. The fund may invest its assets in the stocks of companies its sub-adviser believes to have above-average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying fund are: active trading; convertible securities; currency; defensive investing; derivatives; emerging markets; foreign securities; geographic; growth stocks; increase in expenses; leveraging; liquidity; market; portfolio selection; preferred stock; small- or medium-sized companies; stocks; and value investing.

• Transamerica Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund’s sub-adviser looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; foreign securities; growth stocks; increase in expenses; leveraging; liquidity; market; portfolio selection; securities lending; small- or medium-sized companies; stocks; and value investing.

• Transamerica Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in equity securities of issuers that are economically tied to one or more emerging markets countries. In selecting securities, the fund’s sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: convertible securities; country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; liquidity; market; portfolio selection; portfolio turnover; preferred stock; small- or medium-sized companies; stocks; and warrants and rights.

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• Transamerica Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small-cap and mid-cap domestic and foreign issuers. The fund’s sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: convertible securities; currency; currency hedging; defensive investing; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; portfolio selection; portfolio turnover; preferred stock; small- or medium-sized companies; stocks; and value investing.

• Transamerica PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Protected Securities (or “TIPS”). The fund’s subadviser invests, under normal circumstances, at least 80% of the fund’s net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: CPIU measurement; credit; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; interest rate; leveraging; liquidity; market; mortgage-related securities; non-diversification; portfolio selection; portfolio turnover; preferred stock; prepayment or call; repurchase agreements; Rule 144A securities; sovereign debt; stocks; U.S. government agency obligation; and valuation.

• Transamerica Schroders International Small Cap seeks to provide long-term capital appreciation by investing primarily in the equity securities of smaller companies located outside the U.S. The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including the company’s potential for long-term growth, financial condition, quality of management and sensitivity to cyclical factors, as well as the relative value of the company’s securities compared to the market as a whole. The principal risks of investing in this underlying fund are: country/regional; currency; defensive investing, derivatives; emerging markets; foreign securities; growth stocks; increase in expenses; investment style; liquidity; market; portfolio selection; smaller companies; and stocks.

• Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, mortgage-backed securities, and asset-backed securities. Normally, the fund will invest at least 80% of its net assets in fixed-income securities. The principal risks of investing in this underlying fund are: bank obligations; credit; defensive investing; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; mortgage-related securities; portfolio selection; U.S. government agency obligations; valuation; and yield fluctuation.

• Transamerica Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks of U.S. and non-U.S. issuers. The fund invests in companies regardless of market capitalization, with the mix of its investments at any time depending on the industries and types of securities its sub-adviser believes represent the best values consistent with the fund’s strategies and restrictions. The principal risks of investing in this underlying fund are: currency; defensive investing, fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; market; non-diversification; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica Thornburg International Value seeks long-term capital appreciation by investing, under normal circumstances, at least 75% of its assets in foreign securities of issuers that are located in a number of countries throughout the world. The fund may invest in emerging markets. The fund may invest in companies of any size, but invests primarily in the large and middle range of public company market capitalizations. The principal risks of investing in this underlying fund are: currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; increase in expenses; market; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund’s sub-adviser focuses on, among other things, identifying discrepancies between a security’s fundamental value and its market price. The principal risks of investing in this underlying fund are: convertible securities; defensive investing; derivatives; increase in expenses; investment companies; market; portfolio selection; preferred stock; stocks; value investing; and warrants and rights.

• Transamerica Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging markets countries. Under normal circumstances, at least 80% of the fund’s net assets will be invested in debt securities of issuers located in emerging markets countries. The principal risks of investing in this underlying fund are: credit; currency;

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currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; increase in expenses; liquidity; market; non-diversification; portfolio selection; sovereign debt; and valuation.

• Transamerica Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal circumstances, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The fund may also invest in common stocks and other equity securities of small- and large-cap companies, as well as preferred stocks, convertible securities, rights and warrants and debt securities. The principal risks of investing in this underlying fund are: convertible securities; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; investing aggressively; market; portfolio selection; preferred stock; REITs; small- or medium-sized companies; stocks; and warrants and rights.

• Transamerica Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies. Under normal circumstances, at least 80% of the fund’s net assets will be invested in such securities. The principal risks of investing in this underlying fund are: convertible securities; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; market; portfolio selection; REITs; smaller companies; and stocks.

• Transamerica WMC Emerging Markets seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in equity securities of companies that conduct their principal business activities in emerging markets, are organized under the laws of or maintain their principal place of business in emerging markets, or whose securities are traded principally on exchanges in emerging markets. The fund’s sub-adviser considers emerging markets to be markets with rapidly growing economies. The principal risks of investing in this underlying fund are: convertible securities; country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; IPOs; liquidity; market; portfolio selection; portfolio turnover; preferred stock; small- or medium-sized companies; stocks; and warrants and rights.

The funds may invest their assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the funds may do so without limit. Although the underlying funds will do this only in seeking to avoid losses, the underlying funds may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the funds have any uninvested cash, the funds would also be subject to risk with respect to the depository institution holding the cash.

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LIST AND DESCRIPTION OF CERTAIN UNDERLYING ETFS AND
INSTITUTIONAL MUTUAL FUNDS

This section lists and describes the underlying ETFs and institutional mutual funds in which certain of the portfolios may invest. This section summarizes their respective investment objectives and principal investment strategies and risks.

UNDERLYING ETFs AND INSTITUTIONAL MUTUAL FUNDS:

Fund Name	Transamerica Index 35 VP	Transamerica Index 50 VP	Transamerica Index 75 VP	Transamerica Index 100 VP	Transamerica Efficient Markets VP
Vanguard Emerging Markets ETF	X	X	X	X
Vanguard Europe Pacific ETF	X	X	X	X
Vanguard European ETF	X	X	X	X
Vanguard Extended Market ETF	X	X	X	X
Vanguard FTSE All-World ex-US ETF	X	X	X	X
Vanguard Growth ETF	X	X	X	X
Vanguard Intermediate-Term Bond ETF	X	X	X		X
Vanguard Intermediate-Term Corporate Bond ETF	X	X	X		X
Vanguard Intermediate-Term Government Bond ETF	X	X	X		X
Vanguard Large-Cap ETF	X	X	X	X
Vanguard Long-Term Bond ETF	X	X	X		X
Vanguard Long-Term Corporate Bond ETF	X	X	X		X
Vanguard Long-Term Government Bond ETF	X	X	X		X
Vanguard Mega Cap 300 ETF	X	X	X	X
Vanguard Mega Cap 300 Growth ETF		X	X
Vanguard Mega Cap 300 Value ETF		X	X
Vanguard Mid-Cap ETF	X	X	X	X
Vanguard Mid-Cap Growth ETF		X	X
Vanguard Mid-Cap Value ETF		X	X
Vanguard Mortgage-Backed Securities ETF	X	X	X		X
Vanguard Pacific ETF	X	X	X	X
Vanguard Short-Term Bond ETF	X	X	X		X
Vanguard Short-Term Corporate Bond ETF	X	X	X		X
Vanguard Short-Term Government Bond ETF	X	X	X		X
Vanguard Small-Cap ETF	X	X	X	X
Vanguard Small-Cap Growth ETF		X	X
Vanguard Small-Cap Value ETF		X	X
Vanguard Total Bond Market ETF	X	X	X		X
Vanguard Total Stock Market ETF	X	X	X	X
Vanguard Total World Stock ETF	X	X	X	X
Vanguard Value ETF	X	X	X	X
DFA International Small Cap Value Portfolio					X
DFA International Value Portfolio					X
Emerging Markets Value Portfolio					X
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Fund Name	Transamerica Index 35 VP	Transamerica Index 50 VP	Transamerica Index 75 VP	Transamerica Index 100 VP	Transamerica Efficient Markets VP
Large Cap International Portfolio					X
U.S. Large Company Portfolio					X
U.S. Targeted Value Portfolio					X

VANGUARD UNDERLYING ETFS:

• Vanguard® Emerging Markets ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries. The ETF employs a “passive management” — or indexing —investment approach by investing substantially all (normally about 95%) of its assets in the common stocks included in the MSCI® Emerging Markets Index, while employing a form of sampling to reduce risk. The MSCI Emerging Markets Index includes approximately 748 common stocks of companies located in emerging markets around the world. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk, emerging markets risk, currency risk and index sampling risk.

• Vanguard® Europe Pacific ETF seeks to provide a tax-efficient investment return consisting of long-term capital appreciation. The ETF purchases stocks included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI® EAFE®) Index, which is made up of approximately 989 common stocks of companies located in 21 countries in Europe, Australia, Asia and the Far East. The ETF uses statistical methods to “sample” the Index, aiming to closely track its investment performance while limiting investments in Index securities that have undesirable tax characteristics in an attempt to minimize taxable income distributions. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

• Vanguard® European ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe. The ETF employs a “passive management” — or indexing —investment approach by investing all, or substantially all, of its assets in the common stocks included in the Morgan Stanley Capital International (MSCI®) Europe Index. The MSCI Europe Index is made up of approximately 467 common stocks of companies located in 16 European countries — mostly companies in the United Kingdom, France, Germany, and Switzerland. Other countries represented in the Index include Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain and Sweden. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

• Vanguard® Extended Market ETF seeks to track the performance of a benchmark index that measures the investment return of small-and mid-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Standard & Poor’s Completion Index, a broadly diversified index of stocks of small and medium-size U.S. companies. The ETF invests all, or substantially all, of its assets in stocks of its target index, with nearly 80% of it assets invested in 1,200 stocks in its target index (covering nearly 80% of the Index’s total market capitalization), and the rest of its assets in a representative sample of the remaining stocks. The primary risks of investing in this underlying ETF are stock market risk, investment style risk and index sampling risk.

• Vanguard® FTSE All-World ex-US ETF seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets outside the U.S. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the FTSE® All-World ex-US Index, a free-float-adjusted, market-capitalization-weighted index designed to measure equity market performance of international markets. The Index includes approximately 2,140 stocks of companies located in 46 countries, including both developed and emerging markets. The ETF attempts to replicate its target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk, emerging markets risk and currency risk.

• Vanguard® Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Prime Market Growth Index, a broadly diversified index predominantly made up of growth stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or

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substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risks.

• Vanguard® Intermediate-Term Bond ETF seeks to track the performance of a market-weighted bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. 5-10 Year Government/Credit Bond Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 5 and 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

• Vanguard® Intermediate-Term Corporate Bond ETF seeks to track the performance of a market-weighted corporate bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 5-10 Year Corporate Index. This Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 5 and 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 7.9 years. The primary risks of investing in this underlying ETF are: interest rate risk, credit risk, income risk and index sampling risk.

• Vanguard® Intermediate-Term Government Bond ETF seeks to track the performance of a market-weighted government bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 3-10 Year Government Float Adjusted Index. This Index includes fixed-income securities issued by the U.S. Treasury (not including inflation-protected bonds) and U.S. government agencies and instrumentalities, as well as corporate or dollar-denominated foreign debt guaranteed by the U.S. government, with maturities between 3 and 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 5.9 years. The primary risks of investing in this underlying ETF are: income risk, interest rate risk and credit risk.

• Vanguard® Large-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Prime Market 750 Index, a broadly diversified index predominantly made up of stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Long-Term Bond ETF seeks to track the performance of a market-weighted bond index with a long-term dollar-weighted average maturity. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. Long Government/Credit Bond Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of greater than 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 15 and 30 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

• Vanguard® Long-Term Corporate Bond ETF seeks to track the performance of a market-weighted corporate bond index with a long-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. Long Corporate Index. This Index includes U.S.

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dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities greater than 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 24.7 years. The primary risks of investing in this underlying ETF are: interest rate risk, credit risk, income risk and index sampling risk.

• Vanguard® Long-Term Government Bond ETF seeks to track the performance of a market-weighted government bond index with a long-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. Long Government Float Adjusted Index. This Index includes fixed-income securities issued by the U.S. Treasury (not including inflation-protected bonds) and U.S. government agencies and instrumentalities, as well as corporate or dollar-denominated foreign debt guaranteed by the U.S. government, with maturities greater than 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 19.0 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

• Vanguard® Mega Cap 300 ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the U.S. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Morgan Stanley Capital International® (MSCI®) US Large Cap 300 Index, a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mega Cap 300 Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI US Large-Cap Growth Index, which represents the value of companies of the MSCI US Large-Cap 300 Index. The index is a, free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization growth stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mega Cap 300 Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI US Large-Cap Value Index, which represents the value of companies of the MSCI US Large-Cap 300 Index. The index is a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization value stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mid-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mid-Cap Growth ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization growth stocks. The ETF employs a “passive management” —or indexing — investment approach designed to track the performance of the MSCI US Mid Cap Growth Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

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• Vanguard® Mid-Cap Value ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization value stocks. The ETF employs a “passive management” —or indexing — investment approach designed to track the performance of the MSCI US Mid Cap Value Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Mortgage-Backed Securities ETF seeks to track the performance of a market-weighted mortgage-backed securities index. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. MBS Float Adjusted Index. This Index covers U.S. agency mortgage-backed pass-through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). To be included in the Index, pool aggregates must have at least $250 million currently outstanding and a weighted average maturity of at least 1 year. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 5.76 years. The primary risks of investing in this underlying ETF are: prepayment risk, interest rate risk, credit risk, income risk and index sampling risk.

• Vanguard® Pacific ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of the Pacific region. The ETF employs a “passive management” — or indexing — investment approach by investing all, or substantially all, of its assets in the common stocks included in the MSCI® Pacific Index. The MSCI Pacific Index consists of approximately 494 common stocks of companies located Japan, Australia, Hong Kong, Singapore, and New Zealand. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

• Vanguard® Short-Term Bond ETF seeks to track the performance of a market-weighted bond index with a short-term dollar-weighted average maturity. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. 1-5 Year Government/Credit Bond Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 1 and 5 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF’s maintains a dollar-weighted average maturity consistent with that of the Index, which generally does not exceed 3 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, index sampling risk and credit risk.

• Vanguard® Short-Term Corporate Bond ETF seeks to track the performance of a market-weighted corporate bond index with a short-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 1-5 Year Corporate Index. This Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 1 and 5 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 3.1 years. The primary risks of investing in this underlying ETF are: income risk, credit risk, interest rate risk, and index sampling risk.

• Vanguard® Short-Term Government Bond ETF seeks to track the performance of a market-weighted government bond index with a short-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 1-3 Year Government Float Adjusted Index. This Index includes fixed-income securities issued by the U.S. Treasury (not including inflation-protected securities) and U.S. government agencies and instrumentalities, as well as corporate or dollar-denominated foreign debt guaranteed by the U.S. government, all with maturities between 1 and 3 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 1.9 years. The primary risks of investing in this underlying ETF are: income risk, interest rate risk, credit risk and index sampling risk.

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• Vanguard® Small-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Small Cap 1750 Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Small-Cap Growth ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI US Small Cap Growth Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Small-Cap Value ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The ETF employs a “passive management” —indexing — investment approach designed to track the performance of the MSCI US Small Cap Value Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

• Vanguard® Total Bond Market ETF seeks to track the performance of a broad, market-weighted bond index. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. Aggregate Bond Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the U.S., including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year. The ETF invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years. The primary risks of investing in this underlying ETF are interest rate risk, income risk, credit risk, call risk and index sampling risk.

• Vanguard® Total Stock Market ETF seeks to track the performance of a benchmark index that measures the investment return of the overall stock market. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Morgan Stanley Capital International (MSCI®)U.S. Broad Market Index, which represents 99.5% or more of the total market capitalization of all the U.S. common stocks regularly traded on the New York Stock Exchange and the Nasdaq over-the-counter market. The ETF typically holds 1,200-1,300 of the stocks in its target index (covering nearly 95% of the Index’s total market capitalization) and a representative sample of the remaining stocks. The ETF holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. The primary risks of investing in this underlying ETF are: stock market risk and index sampling risk.

• Vanguard® Total World Stock ETF seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets around the world. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the FTSE® All-World Index, a free-float-adjusted, market-capitalization-weighted index designed to measure the market performance of large-and mid-capitalization stocks of companies located around the world. The Index includes approximately 2,800 stocks of companies located in 47 countries, including both developed and emerging markets. The ETF typically holds approximately 2,000 stocks in its target Index (covering nearly 99% of the Index’s total market capitalization) and a representative sample of the remaining stocks. The ETF holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings, country weightings, and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk, emerging markets risk, currency risk and index sampling risk.

• Vanguard® Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Prime Market Value Index, a broadly diversified index predominantly made up

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of value stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

UNDERLYING DFA INSTITUTIONAL MUTUAL FUNDS:

• DFA International Small Cap Value Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio pursues its objective by investing in stocks of small non-U.S. companies believed to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value. In assessing value, additional factors such as price to cash flow or price to earning ratios may be considered, as well as economic conditions and developments in the issuer’s industry. The criteria for assessing value are subject to change from time to time. The Portfolio currently invests in companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom. The primary risks of investing in this underlying institutional mutual fund are market risk, foreign securities and currencies risk and small company risk.

• DFA International Value Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio invests all of its assets in the DFA International Value Series (“International Value Series”) of The DFA Investment Trust Company, which has the same investment objective and policies as the Portfolio. The International Value Series pursues its objective by investing in value stocks of large non-U.S. companies believed to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value. In assessing value, additional factors such as price to cash flow or price to earning ratios may be considered, as well as economic conditions and developments in the issuer’s industry. The criteria for assessing value are subject to change from time to time. The Portfolio currently invests in companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom. The primary risks of investing in this underlying institutional mutual fund are market risk and foreign securities and currencies risk.

• Emerging Markets Value Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio invests all of its assets in the Dimensional Emerging Markets Value Fund Inc. (“Emerging Market Value Fund”), which has the same investment objective and policies as the Portfolio. The Emerging Markets Value Fund pursues its objective by investing in emerging markets equity securities believed to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value. In assessing value, additional factors such as price to cash flow or price to earning ratios may be considered, as well as economic conditions and developments in the issuer’s industry. The criteria for assessing value are subject to change from time to time. In determining what countries are eligible markets, DFA will consider, among other things, information disseminated by the International Finance Corporation in determining and approving countries that have emerging markets. The Portfolio currently invests in companies in Brazil, Chile, China, the Czech Republic, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Philippines, Poland, South Africa, South Korea, Taiwan, Thailand, and Turkey. The primary risks of investing in this underlying institutional mutual fund are market risk, foreign securities and currencies risk, small company risk and emerging markets risk.

• Large Cap International Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio pursues its objective by investing in the stocks of large non-U.S. companies. Company size is measured on a country- or region-specific basis and based primarily on the market capitalization of operating companies traded on selected exchanges. The minimum market capitalization threshold varies by country or region and will change due to market conditions. The Portfolio currently invests in companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom. The primary risks of investing in this underlying institutional mutual fund are market risk and foreign securities and currencies risk.

• U.S. Large Company Portfolio (“Portfolio”) seeks to approximate the total investment return of the S&P 500 Index, both in terms of the price of the Portfolio’s shares and its total investment return. The Portfolio invests all of its assets in the U.S. Large Company Series (“U.S. Large Company Series”) of The DFA Investment Trust Company, which has the same investment objective and policies as the Portfolio. The U.S. Large Company Series intends to invest all of the stocks that comprise the S&P 500 Index in approximately the same proportions as they are represented in the Index. Generally, these are the U.S. stocks with the largest market capitalizations and, as a group, represent approximately 70% of the total market capitalization of all publicly traded U.S. stocks. The primary risk of investing in this underlying institutional mutual fund is market risk.

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• U.S. Targeted Value Portfolio (“Portfolio”) seeks to capture the returns and diversification benefits of a broad cross-section of U.S. small value companies, on a market-cap weighted basis. The Portfolio invests in securities of U.S. companies smaller than the 500th largest company in the market universe comprised of companies listed on the New York Stock Exchange, American Stock Exchange, and Nasdaq National Market System. After identifying the aggregate market capitalization break, a value screen is applied to the universe. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value. In assessing value, additional factors such as price-to-cash-flow or price-to-earnings ratios may be considered, as well as economic conditions and developments in the issuer's industry. The criteria for assessing value are subject to change from time to time. The primary risks of investing in this underlying institutional mutual fund are market risk, small company risk, value investment risk, derivative risk and securities lending risk.

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FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand a portfolio's performance for the past five years or since its inception if less than five years. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio for the period shown, assuming reinvestment of all dividends and distributions. This information through December 31, 2009 has been derived from financial statements audited by PricewaterhouseCoopers LLP, an Independent Registered Certified Public Accounting firm, whose report, along with the portfolio's financial statements, is included in the December 31, 2009 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding through each period:

Transamerica AEGON High Yield Bond VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007		2006	2005
Net asset value
Beginning of year	$5.87	$8.74	$9.48		$9.62	$10.54
Investment operations
Net investment income(a)	0.66	0.67	0.68		0.69	0.70
Net realized and unrealized gain (loss)	2.04	(2.68)	(0.52)		0.29	(0.51)
Total operations	2.70	(2.01)	0.16		0.98	0.19
Distributions
From net investment income	(0.62)	(0.72)	(0.90)		(1.00)	(0.85)
From net realized gains	–	(0.14)	–	(b)	(0.12)	(0.26)
Total distributions	(0.62)	(0.86)	(0.90)		(1.12)	(1.11)
Net asset value
End of year	$7.95	$5.87	$8.74		$9.48	$9.62

Total return(c)	47.05%	(25.20%)	1.85%		10.95%	1.81%
Net assets end of year (000’s)	$187,509	$244,866	$308,893		$378,471	$421,010
Ratio and supplemental data
Expenses to average net assets	0.80%	0.79%	0.81%		0.82%	0.83%
Net investment income, to average net assets	9.38%	8.73%	7.25%		7.16%	6.92%
Portfolio turnover rate	85%	59%	70%		96%	51%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007		2006	2005
Net asset value
Beginning of year	$5.94	$8.83	$9.56		$9.70	$10.64
Investment operations
Net investment income(a)	0.64	0.66	0.66		0.67	0.68
Net realized and unrealized gain (loss)	2.07	(2.72)	(0.51)		0.29	(0.52)
Total operations	2.71	(2.06)	0.15		0.96	0.16
Distributions
From net investment income	(0.61)	(0.69)	(0.88)		(0.98)	(0.84)
From net realized gains	–	(0.14)	–	(b)	(0.12)	(0.26)
Total distributions	(0.61)	(0.83)	(0.88)		(1.10)	(1.10)
Net asset value
End of year	$8.04	$5.94	$8.83		$9.56	$9.70

Total return(c)	46.67%	(25.46%)	1.73%		10.62%	1.50%
Net assets end of year (000’s)	$26,405	$5,617	$10,028		$10,083	$7,825
Ratio and supplemental data
Expenses to average net assets	1.05%	1.04%	1.06%		1.07%	1.08%
Net investment income, to average net assets	8.75%	8.26%	7.01%		6.91%	6.66%
Portfolio turnover rate	85%	59%	70%		96%	51%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

86

Financial Highlights

Transamerica Asset Allocation – Conservative VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.29	$11.49	$11.54	$11.43	$12.04
Investment operations
Net investment income(a),(c)	0.37	0.46	0.42	0.41	0.47
Net realized and unrealized gain (loss)	1.69	(2.75)	0.29	0.62	0.12
Total operations	2.06	(2.29)	0.71	1.03	0.59
Distributions
From net investment income	(0.40)	(0.31)	(0.34)	(0.38)	(0.32)
From net realized gains	(0.15)	(0.60)	(0.42)	(0.54)	(0.88)
Total distributions	(0.55)	(0.91)	(0.76)	(0.92)	(1.20)
Net asset value
End of year	$9.80	$8.29	$11.49	$11.54	$11.43

Total return(b)	25.22%	(21.18)%	6.38%	9.45%	5.18%

Net assets end of year (000’s)	$554,813	$497,129	$554,977	$527,618	$516,376
Ratio and supplemental data
Expenses to average net assets(d)	0.13%	0.14%	0.13%	0.13%	0.14%
Net investment income, to average net assets(c)	4.07%	4.47%	3.60%	3.54%	4.01%
Portfolio turnover rate(e)	25%	25%	43%	18%	40%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.24	$11.44	$11.50	$11.41	$12.03
Investment operations
Net investment income(a),(c)	0.37	0.48	0.40	0.40	0.47
Net realized and unrealized gain (loss)	1.65	(2.79)	0.28	0.60	0.10
Total operations	2.02	(2.31)	0.68	1.00	0.57
Distributions
From net investment income	(0.38)	(0.29)	(0.32)	(0.37)	(0.31)
From net realized gains	(0.15)	(0.60)	(0.42)	(0.54)	(0.88)
Total distributions	(0.53)	(0.89)	(0.74)	(0.91)	(1.19)
Net asset value
End of year	$9.73	$8.24	$11.44	$11.50	$11.41

Total return(b)	24.90%	(21.40)%	6.15%	9.14%	5.01%

Net assets end of year (000’s)	$823,054	$465,802	$392,969	$290,272	$172,601
Ratio and supplemental data
Expenses to average net assets(d)	0.38%	0.39%	0.38%	0.38%	0.39%
Net investment income, to average net assets(c)	4.10%	4.69%	3.48%	3.44%	4.03%
Portfolio turnover rate(e)	25%	25%	43%	18%	40%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d)  Does not include expenses of the investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying affiliated funds.

87

Financial Highlights

Transamerica Asset Allocation – Growth VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.57	$13.77	$13.63	$12.84	$12.06
Investment operations
Net investment income(a),(c)	0.09	0.20	0.28	0.37	0.16
Net realized and unrealized gain (loss)	1.80	(5.02)	0.75	1.52	1.27
Total operations	1.89	(4.82)	1.03	1.89	1.43
Distributions
From net investment income	(0.20)	(0.30)	(0.33)	(0.13)	(0.06)
From net realized gains	(0.60)	(2.08)	(0.56)	(0.97)	(0.59)
Total distributions	(0.80)	(2.38)	(0.89)	(1.10)	(0.65)
Net asset value
End of year	$7.66	$6.57	$13.77	$13.63	$12.84

Total return(b)	29.82%	(39.63)%	7.76%	15.62%	12.24%

Net assets end of year (000’s)	$808,954	$658,400	$1,260,779	$1,198,596	$966,677
Ratio and supplemental data
Expenses to average net assets(d)	0.14%	0.14%	0.13%	0.14%	0.14%
Net investment income, to average net assets(c)	1.21%	1.94%	2.00%	2.75%	1.28%
Portfolio turnover rate(e)	18%	19%	26%	4%	41%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.52	$13.67	$13.54	$12.78	$12.03
Investment operations
Net investment income(a),(c)	0.06	0.17	0.26	0.34	0.13
Net realized and unrealized gain (loss)	1.79	(4.97)	0.73	1.50	1.26
Total operations	1.85	(4.80)	0.99	1.84	1.39
Distributions
From net investment income	(0.17)	(0.27)	(0.30)	(0.11)	(0.05)
From net realized gains	(0.59)	(2.08)	(0.56)	(0.97)	(0.59)
Total distributions	(0.76)	(2.35)	(0.86)	(1.08)	(0.64)
Net asset value
End of year	$7.61	$6.52	$13.67	$13.54	$12.78

Total return(b)	29.54%	(39.75)%	7.54%	15.28%	11.92%

Net assets end of year (000’s)	$215,166	$171,239	$411,079	$338,769	$213,215
Ratio and supplemental data
Expenses to average net assets(d)	0.39%	0.39%	0.38%	0.39%	0.39%
Net investment income, to average net assets(c)	0.98%	1.51%	1.86%	2.54%	1.06%
Portfolio turnover rate(e)	18%	19%	26%	4%	41%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d)  Does not include expenses of the investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying affiliated funds.

88

Financial Highlights

Transamerica Asset Allocation – Moderate VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.36	$12.90	$12.66	$12.24	$12.10
Investment operations
Net investment income(a),(c)	0.32	0.50	0.40	0.44	0.40
Net realized and unrealized gain (loss)	1.83	(3.59)	0.57	0.89	0.46
Total operations	2.15	(3.09)	0.97	1.33	0.86
Distributions
From net investment income	(0.39)	(0.37)	(0.39)	(0.33)	(0.22)
From net realized gains	(0.35)	(1.08)	(0.34)	(0.58)	(0.50)
Total distributions	(0.74)	(1.45)	(0.73)	(0.91)	(0.72)
Net asset value
End of year	$9.77	$8.36	$12.90	$12.66	$12.24

Total return(b)	26.40%	(25.96)%	7.95%	11.48%	7.44%

Net assets end of year (000’s)	$1,101,652	$957,157	$1,550,984	$1,591,304	$1,509,579
Ratio and supplemental data
Expenses to average net assets(d)	0.13%	0.13%	0.13%	0.13%	0.14%
Net investment income, to average net assets(c)	3.63%	4.50%	3.10%	3.53%	3.36%
Portfolio turnover rate(e)	18%	23%	20%	3%	24%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.30	$12.83	$12.60	$12.20	$12.09
Investment operations
Net investment income(a),(c)	0.32	0.37	0.39	0.43	0.41
Net realized and unrealized gain (loss)	1.80	(3.47)	0.55	0.87	0.42
Total operations	2.12	(3.10)	0.94	1.30	0.83
Distributions
From net investment income	(0.37)	(0.35)	(0.37)	(0.32)	(0.22)
From net realized gains	(0.35)	(1.08)	(0.34)	(0.58)	(0.50)
Total distributions	(0.72)	(1.43)	(0.71)	(0.90)	(0.72)
Net asset value
End of year	$9.70	$8.30	$12.83	$12.60	$12.20

Total return(b)	26.20%	(26.19)%	7.73%	11.21%	7.13%

Net assets end of year (000’s)	$1,842,404	$1,190,212	$1,452,693	$1,043,139	$605,462
Ratio and supplemental data
Expenses to average net assets(d)	0.38%	0.38%	0.38%	0.38%	0.39%
Net investment income, to average net assets(c)	3.54%	3.36%	3.03%	3.44%	3.40%
Portfolio turnover rate(e)	18%	23%	20%	3%	24%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d)  Does not include expenses of the investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying affiliated funds.

89

Financial Highlights

Transamerica Asset Allocation – Moderate Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.16	$14.07	$13.72	$12.80	$12.18
Investment operations
Net investment income(a),(c)	0.23	0.34	0.37	0.43	0.30
Net realized and unrealized gain (loss)	2.00	(4.58)	0.67	1.27	0.88
Total operations	2.23	(4.24)	1.04	1.70	1.18
Distributions
From net investment income	(0.30)	(0.34)	(0.34)	(0.22)	(0.14)
From net realized gains	(0.48)	(1.33)	(0.35)	(0.56)	(0.42)
Total distributions	(0.78)	(1.67)	(0.69)	(0.78)	(0.56)
Net asset value
End of year	$9.61	$8.16	$14.07	$13.72	$12.80

Total return(b)	28.16%	(32.76)%	7.81%	13.83%	9.91%

Net assets end of year (000’s)	$1,426,280	$1,217,825	$2,229,744	$2,277,269	$1,892,007
Ratio and supplemental data
Expenses to average net assets(d)	0.13%	0.13%	0.13%	0.13%	0.14%
Net investment income, to average net assets(c)	2.61%	2.94%	2.63%	3.25%	2.47%
Portfolio turnover rate(e)	13%	18%	24%	2%	23%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.09	$13.97	$13.64	$12.75	$12.15
Investment operations
Net investment income(a),(c)	0.21	0.34	0.37	0.42	0.29
Net realized and unrealized gain (loss)	1.98	(4.58)	0.63	1.24	0.86
Total operations	2.19	(4.24)	1.00	1.66	1.15
Distributions
From net investment income	(0.28)	(0.32)	(0.32)	(0.21)	(0.13)
From net realized gains	(0.48)	(1.32)	(0.35)	(0.56)	(0.42)
Total distributions	(0.76)	(1.64)	(0.67)	(0.77)	(0.55)
Net asset value
End of year	$9.52	$8.09	$13.97	$13.64	$12.75

Total return(b)	27.87%	(32.92)%	7.56%	13.54%	9.71%

Net assets end of year (000’s)	$3,289,225	$2,187,892	$2,797,290	$1,823,589	$858,857
Ratio and supplemental data
Expenses to average net assets(d)	0.38%	0.38%	0.38%	0.38%	0.39%
Net investment income, to average net assets(c)	2.49%	2.99%	2.64%	3.15%	2.40%
Portfolio turnover rate(e)	13%	18%	24%	2%	23%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying affiliated funds.

90

Financial Highlights

Transamerica Balanced VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.38	$13.70	$12.25	$11.63	$11.77
Investment operations
Net investment income(a)	0.21	0.22	0.19	0.16	0.14
Net realized and unrealized gain (loss)	1.97	(4.36)	1.47	0.88	0.74
Total operations	2.18	(4.14)	1.66	1.04	0.88
Distributions
From net investment income	(0.16)	(0.21)	(0.15)	(0.12)	(0.16)
From net realized gains	(0.13)	(0.97)	(0.06)	(0.30)	(0.86)
Total distributions	(0.29)	(1.18)	(0.21)	(0.42)	(1.02)
Net asset value
End of year	$10.27	$8.38	$13.70	$12.25	$11.63

Total return(b)	26.30%	(32.40%)	13.61%	9.12%	7.96%
Net assets end of year (000’s)	$45,319	$36,361	$81,632	$71,949	$61,698
Ratio and supplemental data
Expenses to average net assets	0.91%	0.90%	0.89%	0.89%	0.94%
Net investment income, to average net assets	2.26%	1.89%	1.49%	1.32%	1.17%
Portfolio turnover rate	82%	67%	60%	47%	50%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.33	$13.64	$12.21	$11.61	$11.77
Investment operations
Net investment income(a)	0.18	0.19	0.16	0.13	0.11
Net realized and unrealized gain (loss)	1.96	(4.34)	1.46	0.87	0.74
Total operations	2.14	(4.15)	1.62	1.00	0.85
Distributions
From net investment income	(0.15)	(0.19)	(0.13)	(0.10)	(0.15)
From net realized gains	(0.13)	(0.97)	(0.06)	(0.30)	(0.86)
Total distributions	(0.28)	(1.16)	(0.19)	(0.40)	(1.01)
Net asset value
End of year	$10.19	$8.33	$13.64	$12.21	$11.61

Total return(b)	25.94%	(32.57%)	13.38%	8.74%	7.79%
Net assets end of year (000’s)	$56,181	$22,473	$20,711	$9,672	$3,791
Ratio and supplemental data
Expenses to average net assets	1.16%	1.15%	1.14%	1.14%	1.19%
Net investment income, to average net assets	1.98%	1.71%	1.25%	1.11%	0.91%
Portfolio turnover rate	82%	67%	60%	47%	50%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

91

Financial Highlights

Transamerica BlackRock Global Allocation VP

For a share outstanding throughout each period	Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment income(a),(e)	0.37
Net realized and unrealized gain	1.79
Total operations	2.16
Net asset value
End of period	$12.16

Total return(b)	21.60%	(h)

Net assets end of year (000’s)	$157,420
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.35%	(i)
Before reimbursement/fee waiver	0.40%	(i)
Net investment income, to average net assets(e)	4.74%	(i)
Portfolio turnover rate(f)	–%	(h)(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Rounds to less than 0.01%.

(h) Not annualized.

(i) Annualized.

92

Financial Highlights

Transamerica BlackRock Large Cap Value VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.09	$19.16	$20.80	$18.72	$17.17
Investment operations
Net investment income(a)	0.19	0.21	0.20	0.17	0.13
Net realized and unrealized gain (loss)	1.35	(6.18)	0.72	2.91	2.54
Total operations	1.54	(5.97)	0.92	3.08	2.67
Distributions
From net investment income	(0.17)	(0.15)	(0.20)	(0.10)	(0.12)
From net realized gains	–	(1.95)	(2.36)	(0.90)	(1.00)
Total distributions	(0.17)	(2.10)	(2.56)	(1.00)	(1.12)
Net asset value
End of year	$12.46	$11.09	$19.16	$20.80	$18.72

Total return(b)	13.99%	(33.89%)	4.64%	16.92%	15.94%
Net assets end of year (000’s)	$1,184,485	$712,006	$860,991	$1,054,389	$860,826
Ratio and supplemental data
Expenses to average net assets	0.84%	0.83%	0.85%	0.83%	0.84%
Net investment income, to average net assets	1.73%	1.38%	0.94%	0.86%	0.70%
Portfolio turnover rate	128%	85%	67%	60%	69%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.13	$19.21	$20.87	$18.81	$17.27
Investment operations
Net investment income(a)	0.17	0.17	0.14	0.13	0.09
Net realized and unrealized gain (loss)	1.35	(6.20)	0.73	2.91	2.57
Total operations	1.52	(6.03)	0.87	3.04	2.66
Distributions
From net investment income	(0.13)	(0.10)	(0.17)	(0.08)	(0.12)
From net realized gains	–	(1.95)	(2.36)	(0.90)	(1.00)
Total distributions	(0.13)	(2.05)	(2.53)	(0.98)	(1.12)
Net asset value
End of year	$12.52	$11.13	$19.21	$20.87	$18.81

Total return(b)	13.71%	(34.06%)	4.35%	16.62%	15.73%
Net assets end of year (000’s)	$37,502	$15,319	$33,514	$28,079	$14,908
Ratio and supplemental data
Expenses to average net assets	1.09%	1.08%	1.10%	1.08%	1.09%
Net investment income, to average net assets	1.47%	1.06%	0.70%	0.64%	0.49%
Portfolio turnover rate	128%	85%	67%	60%	69%
(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

93

Financial Highlights

Transamerica BlackRock Tactical Allocation VP

For a share outstanding throughout each period	Service Class May 1 to Dec 31, 2009(f)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment income(a),(c)	0.34
Net realized and unrealized gain	1.85
Total operations	2.19
Net asset value
End of period	$12.19

Total return(b)	21.90%	(g)
Net assets end of year (000’s)	$42,149
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.50%	(h)
Before reimbursement/fee waiver	0.61%	(h)
Net investment income, to average net assets(c)	4.36%	(h)
Portfolio turnover rate(e)	19%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying affiliated funds.

(f) Commenced operations on May 1, 2009.

(g) Not annualized.

(h) Annualized.

94

Financial Highlights

Transamerica Clarion Global Real Estate Securities VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$7.84	$19.64	$24.54	$19.77	$19.15
Investment operations
Net investment income(a)	0.23	0.38	0.36	0.35	0.27
Net realized and unrealized gain (loss)	2.39	(7.03)	(1.77)	7.45	2.20
Total operations	2.62	(6.65)	(1.41)	7.80	2.47
Distributions
From net investment income	–	(0.47)	(1.73)	(0.33)	(0.32)
From net realized gains	–	(4.68)	(1.76)	(2.70)	(1.53)
Total distributions	–	(5.15)	(3.49)	(3.03)	(1.85)
Net asset value
End of year	$10.46	$7.84	$19.64	$24.54	$19.77

Total return(b)	33.42%	(42.38%)	(6.70%)	42.27%	13.47%
Net assets end of year (000’s)	$493,900	$339,659	$667,356	$922,134	$599,134
Ratio and supplemental data
Expenses to average net assets	0.91%	0.87%	0.84%	0.84%	0.86%
Net investment income, to average net assets	2.73%	2.61%	1.51%	1.59%	1.41%
Portfolio turnover rate	61%	48%	60%	44%	103%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.15	$20.12	$25.06	$20.16	$19.53
Investment operations
Net investment income(a)	0.22	0.36	0.31	0.32	0.23
Net realized and unrealized gain (loss)	2.47	(7.27)	(1.80)	7.58	2.23
Total operations	2.69	(6.91)	(1.49)	7.90	2.46
Distributions
From net investment income	–	(0.38)	(1.69)	(0.30)	(0.30)
From net realized gains	–	(4.68)	(1.76)	(2.70)	(1.53)
Total distributions	–	(5.06)	(3.45)	(3.00)	(1.83)
Net asset value
End of year	$10.84	$8.15	$20.12	$25.06	$20.16

Total return(b)	33.01%	(42.49%)	(6.91%)	41.91%	13.18%
Net assets end of year (000’s)	$18,785	$14,810	$41,216	$53,276	$24,618
Ratio and supplemental data
Expenses to average net assets	1.16%	1.12%	1.09%	1.09%	1.11%
Net investment income, to average net assets	2.46%	2.35%	1.26%	1.39%	1.21%
Portfolio turnover rate	61%	48%	60%	44%	103%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

95

Financial Highlights

Transamerica Convertible Securities VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.21	$12.48	$12.03	$11.20	$12.24
Investment operations
Net investment income(a)	0.19	0.18	0.16	0.15	0.22
Net realized and unrealized gain (loss)	1.73	(4.05)	1.91	1.05	0.19
Total operations	1.92	(3.87)	2.07	1.20	0.41
Distributions
From net investment income	(0.27)	(0.18)	(0.26)	(0.19)	(0.27)
From net realized gains	–	(2.22)	(1.36)	(0.18)	(1.18)
Total distributions	(0.27)	(2.40)	(1.62)	(0.37)	(1.45)
Net asset value
End of year	$7.86	$6.21	$12.48	$12.03	$11.20

Total return(b)	31.30%	(36.87%)	18.63%	10.90%	3.88%
Net assets end of year (000’s)	$125,132	$156,137	$270,218	$429,852	$314,353
Ratio and supplemental data
Expenses to average net assets	0.82%	0.81%	0.79%	0.78%	0.79%
Net investment income, to average net assets	2.82%	1.88%	1.30%	1.26%	1.95%
Portfolio turnover rate	168%	97%	79%	64%	85%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.18	$12.42	$11.98	$11.17	$12.24
Investment operations
Net investment income(a)	0.17	0.14	0.13	0.12	0.19
Net realized and unrealized gain (loss)	1.73	(4.01)	1.91	1.04	0.18
Total operations	1.90	(3.87)	2.04	1.16	0.37
Distributions
From net investment income	(0.24)	(0.15)	(0.24)	(0.17)	(0.26)
From net realized gains	–	(2.22)	(1.36)	(0.18)	(1.18)
Total distributions	(0.24)	(2.37)	(1.60)	(0.35)	(1.44)
Net asset value
End of year	$7.84	$6.18	$12.42	$11.98	$11.17

Total return(b)	31.16%	(37.00%)	18.29%	10.65%	3.54%
Net assets end of year (000’s)	$12,160	$7,777	$18,157	$14,065	$10,710
Ratio and supplemental data
Expenses to average net assets	1.07%	1.06%	1.04%	1.03%	1.04%
Net investment income, to average net assets	2.48%	1.46%	1.02%	1.01%	1.65%
Portfolio turnover rate	168%	97%	79%	64%	85%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

96

Financial Highlights

Transamerica Diversified Equity VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$13.82	$25.01	$22.05	$18.81	$17.69
Investment operations
Net investment income(a)	0.22	0.41	0.31	0.27	0.21
Net realized and unrealized gain (loss)	3.67	(11.21)	3.02	3.23	1.10
Total operations	3.89	(10.80)	3.33	3.50	1.31
Distributions
From net investment income	(0.22)	(0.39)	(0.37)	(0.26)	(0.19)
Total distributions	(0.22)	(0.39)	(0.37)	(0.26)	(0.19)
Net asset value
End of year	$17.49	$13.82	$25.01	$22.05	$18.81

Total return(b)	28.32%	(43.67%)	15.24%	18.79%	7.47%
Net assets end of year (000’s)	$422,067	$288,218	$611,618	$598,312	$581,669
Ratio and supplemental data
Expenses to average net assets	0.91%	0.84%	0.85%	0.87%	0.90%
Net investment income, to average net assets	1.49%	2.03%	1.31%	1.35%	1.20%
Portfolio turnover rate	54%	18%	34%	59%	61%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$13.74	$24.85	$21.93	$18.73	$17.65
Investment operations
Net investment income(a)	0.18	0.37	0.26	0.21	0.16
Net realized and unrealized gain (loss)	3.63	(11.15)	2.99	3.23	1.10
Total operations	3.81	(10.78)	3.25	3.44	1.26
Distributions
From net investment income	(0.19)	(0.33)	(0.33)	(0.24)	(0.18)
Total distributions	(0.19)	(0.33)	(0.33)	(0.24)	(0.18)
Net asset value
End of year	$17.36	$13.74	$24.85	$21.93	$18.73

Total return(b)	27.85%	(43.81%)	14.98%	18.45%	7.23%
Net assets end of year (000’s)	$22,817	$8,498	$24,292	$16,329	$7,930
Ratio and supplemental data
Expenses to average net assets	1.16%	1.09%	1.10%	1.12%	1.15%
Net investment income, to average net assets	1.16%	1.83%	1.11%	1.02%	0.88%
Portfolio turnover rate	54%	18%	34%	59%	61%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

97

Financial Highlights

Transamerica Efficient Markets VP

For a share outstanding throughout each period	Initial Class				Service Class
	December 31, 2009		Nov 10 to Dec 31, 2008(i)		December 31, 2009		Nov 10 to Dec 31, 2008(i)
Net asset value
Beginning of year	$10.39		$10.00		$10.39		$10.00
Investment operations
Net investment income(a), (e)	0.27		0.10		0.25		0.11
Net realized and unrealized gain	1.62		0.29		1.61		0.28
Total operations	1.89		0.39		1.86		0.39
Distributions
From net investment income	(0.01)		–		(0.01)		–
From net realized gains	–	(b)	–		–	(b)	–
Total distributions	(0.01)		–		(0.01)		–
Net asset value
End of year	$12.27		$10.39		$12.24		$10.39

Total return(c)	18.15%		3.90%	(g)	17.86%		3.90%	(g)

Net assets end of year (000’s)	$831		$260		$26,854		$1,157
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.52%		0.52%	(h)	0.77%		0.77%	(h)
Before reimbursement/fee waiver	0.70%		17.77%	(h)	0.95%		18.02%	(h)
Net investment income, to average net assets(e)	2.42%		7.15%	(h)	2.20%		8.04%	(h)
Portfolio turnover rate(f)	37%		2%	(g)	37%		2%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than $(.01) per share.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

(i) Commenced operations on November 10, 2008.

98

Financial Highlights

Transamerica Federated Market Opportunity VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006		2005
Net asset value
Beginning of year	$13.37	$14.66	$15.40	$16.52		$17.59
Investment operations
Net investment income(a)	0.06	0.24	0.41	0.48		0.30
Net realized and unrealized gain (loss)	0.52	(0.85)	(0.50)	–	(b)	0.52
Total operations	0.58	(0.61)	(0.09)	0.48		0.82
Distributions
From net investment income	(0.45)	(0.68)	(0.58)	(0.28)		(0.40)
From net realized gains	(1.35)	–	(0.07)	(1.32)		(1.49)
Total distributions	(1.80)	(0.68)	(0.65)	(1.60)		(1.89)
Net asset value
End of year	$12.15	$13.37	$14.66	$15.40		$16.52

Total return(c)	4.20%	(4.53%)	(0.48%)	2.76%		4.96%
Net assets end of year (000’s)	$285,979	$298,449	$401,656	$518,866		$577,785
Ratio and supplemental data
Expenses to average net assets	0.84%	0.81%	0.82%	0.81%		0.83%
Net investment income, to average net assets	0.47%	1.64%	2.72%	2.94%		1.76%
Portfolio turnover rate	183%	290%	56%	91%		55%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$13.91	$15.20	$15.94	$17.05	$18.12
Investment operations
Net investment income(a)	0.05	0.21	0.38	0.45	0.27
Net realized and unrealized gain (loss)	0.52	(0.87)	(0.52)	0.01	0.54
Total operations	0.57	(0.66)	(0.14)	0.46	0.81
Distributions
From net investment income	(0.39)	(0.63)	(0.53)	(0.25)	(0.39)
From net realized gains	(1.35)	–	(0.07)	(1.32)	(1.49)
Total distributions	(1.74)	(0.63)	(0.60)	(1.57)	(1.88)
Net asset value
End of year	$12.74	$13.91	$15.20	$15.94	$17.05

Total return(c)	3.95%	(4.65%)	(0.70%)	2.47%	4.72%
Net assets end of year (000’s)	$13,590	$14,000	$25,139	$32,406	$32,851
Ratio and supplemental data
Expenses to average net assets	1.09%	1.06%	1.07%	1.06%	1.08%
Net investment income, to average net assets	0.31%	1.38%	2.48%	2.67%	1.54%
Portfolio turnover rate	183%	290%	56%	91%	55%

(a)  Calculated based on average number of shares outstanding.

(b)  Rounds to less than ($0.01) or $0.01.

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

99

Financial Highlights

Transamerica Focus VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$7.43	$13.88	$14.73	$14.71	$14.22
Investment operations
Net investment income(a)	0.07	0.18	0.16	0.18	0.10
Net realized and unrealized gain (loss)	1.99	(4.67)	(0.01)	2.26	0.48
Total operations	2.06	(4.49)	0.15	2.44	0.58
Distributions
From net investment income	(0.21)	(0.21)	(0.20)	(0.16)	(0.09)
From net realized gains	–	(1.75)	(0.80)	(2.26)	–
Total distributions	(0.21)	(1.96)	(1.00)	(2.42)	(0.09)
Net asset value
End of year	$9.28	$7.43	$13.88	$14.73	$14.71

Total return(b)	27.91%	(36.36%)	1.04%	18.56%	4.08%
Net assets end of year (000’s)	$156,691	$146,079	$297,425	$370,692	$379,373
Ratio and supplemental data
Expenses to average net assets	0.90%	0.86%	0.87%	0.88%	0.86%
Net investment income, to average net assets	0.94%	1.62%	1.11%	1.22%	0.68%
Portfolio turnover rate	131%	35%	15%	15%	33%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$7.41	$13.83	$14.69	$14.68	$14.21
Investment operations
Net investment income(a)	0.05	0.15	0.13	0.15	0.06
Net realized and unrealized gain (loss)	1.98	(4.66)	(0.02)	2.25	0.48
Total operations	2.03	(4.51)	0.11	2.40	0.54
Distributions
From net investment income	(0.17)	(0.16)	(0.17)	(0.13)	(0.07)
From net realized gains	–	(1.75)	(0.80)	(2.26)	–
Total distributions	(0.17)	(1.91)	(0.97)	(2.39)	(0.07)
Net asset value
End of year	$9.27	$7.41	$13.83	$14.69	$14.68

Total return(b)	27.57%	(36.54%)	0.77%	18.29%	3.81%
Net assets end of year (000’s)	$5,301	$4,065	$11,910	$12,810	$8,680
Ratio and supplemental data
Expenses to average net assets	1.15%	1.11%	1.12%	1.13%	1.11%
Net investment income, to average net assets	0.66%	1.35%	0.86%	0.99%	0.44%
Portfolio turnover rate	131%	35%	15%	15%	33%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts

100

Financial Highlights

Transamerica Foxhall Emerging Markets/Pacific Rim VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(h)		Service Class Jul 1 to Dec 31, 2009(h)

Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.12		0.38
Net realized and unrealized gain	0.84		0.56
Total operations	0.96		0.94
Net asset value
End of period	$10.96		$10.94

Total return(b)	9.60%	(f)	9.40%	(f)

Net assets end of period (000’s)	$12,102		$4,370
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(g)	1.25%	(g)
Before reimbursement/fee waiver	1.87%	(g)	2.12%	(g)
Net investment income, to average net assets(d)	2.29%	(g)	7.03%	(g)
Portfolio turnover rate(e)	207%	(f)	207%	(f)

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Does not include expenses of the investment companies in which the fund invests.

(d)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying funds.

(f)  Not annualized.

(g)  Annualized.

(h)  Commenced operations on July 1, 2009.

101

Financial Highlights

Transamerica Foxhall Global Conservative VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(i)		Service Class Jul 1 to Dec 31, 2009(i)

Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.09		0.17
Net realized and unrealized loss	—	(b)	(0.09)
Total operations	0.09		0.08
Net asset value
End of period	$10.09		$10.08

Total return(c)	0.90%	(g)	0.80%	(g)

Net assets end of period (000’s)	$1,880		$2,971
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	3.67%	(h)	3.92%	(h)
Net investment income, to average net assets(e)	1.80%	(h)	3.42%	(h)
Portfolio turnover rate(f)	198%	(g)	198%	(g)

(a)  Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Does not include expenses of the investment companies in which the fund invests.

(e)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f)  Does not include the portfolio activity of the underlying funds.

(g)  Not annualized.

(h)  Annualized.

(i)  Commenced operations on July 1, 2009.

102

Financial Highlights

Transamerica Foxhall Global Growth VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(h)		Service Class Jul 1 to Dec 31, 2009(h)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.11		0.30
Net realized and unrealized gain	0.92		0.71
Total operations	1.03		1.01
Net asset value
End of period	$11.03		$11.01

Total return(b)	10.30%	(f)	10.10%	(f)

Net assets end of period (000’s)	$12,318		$5,513
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(g)	1.25%	(g)
Before reimbursement/fee waiver	1.87%	(g)	2.12%	(g)
Net investment income, to average net assets(d)	2.04%	(g)	5.46%	(g)
Portfolio turnover rate(e)	255%	(f)	255%	(f)

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Does not include expenses of the investment companies in which the fund invests.

(d)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying funds.

(f)  Not annualized.

(g)  Annualized.

(h)  Commenced operations on July 1, 2009.

103

Financial Highlights

Transamerica Foxhall Global Hard Asset VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(h)		Service Class Jul 1 to Dec 31, 2009(h)

Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.07		0.23
Net realized and unrealized gain	0.27		0.10
Total operations	0.34		0.33
Net asset value
End of period	$10.34		$10.33

Total return(b)	3.40%	(f)	3.30%	(f)

Net assets end of period (000’s)	$7,065		$3,262
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(g)	1.25%	(g)
Before reimbursement/fee waiver	2.19%	(g)	2.44%	(g)
Net investment income, to average net assets(d)	1.30%	(g)	4.57%	(g)
Portfolio turnover rate(e)	248%	(f)	248%	(f)

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Does not include expenses of the investment companies in which the fund invests.

(d)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e)  Does not include the portfolio activity of the underlying funds.

(f)  Not annualized.

(g)  Annualized.

(h)  Commenced operations on July 1, 2009.

104

Financial Highlights

Transamerica Growth Opportunities VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008		2007	2006	2005
Net asset value
Beginning of year	$7.74	$18.18		$16.00	$15.69	$14.66
Investment operations
Net investment income (loss)(a)	– (b)	0.03		(0.01)	0.01	0.04
Net realized and unrealized gain (loss)	2.85	(6.12)		3.58	0.76	2.18
Total operations	2.85	(6.09)		3.57	0.77	2.22
Distributions
From net investment income	(0.03)	–		(0.01)	(0.04)	–
From net realized gains	–	(4.35)		(1.38)	(0.42)	(1.19)
Total distributions	(0.03)	(4.35)		(1.39)	(0.46)	(1.19)
Net asset value
End of year	$10.56	$7.74		$18.18	$16.00	$15.69

Total return(c)	36.86%	(40.90%)		23.09%	5.10%	16.23%
Net assets end of year (000’s)	$288,629	$180,962		$485,162	$478,963	$445,761
Ratio and supplemental data
Expenses to average net assets	0.88%	0.85%		0.83%	0.84%	0.86%
Net investment income (loss), to average net assets	0.04%	0.25%		(0.08%)	0.05%	0.30%
Portfolio turnover rate	60%	47%		73%	68%	44%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008		2007	2006	2005
Net asset value
Beginning of year	$7.64	$18.00		$15.88	$15.59	$14.61
Investment operations
Net investment loss(a)	(0.02)	–	(b)	(0.06)	(0.03)	–	(b)
Net realized and unrealized gain (loss)	2.81	(6.05)		3.56	0.75	2.17
Total operations	2.79	(6.05)		3.50	0.72	2.17
Distributions
From net investment income	–	–		–	(0.01)	–
From net realized gains	–	(4.31)		(1.38)	(0.42)	(1.19)
Total distributions	–	(4.31)		(1.38)	(0.43)	(1.19)
Net asset value
End of year	$10.43	$7.64		$18.00	$15.88	$15.59

Total return(c)	36.52%	(41.06%)		22.74%	4.90%	15.93%
Net assets end of year (000’s)	$11,126	$7,425		$20,062	$16,847	$14,980
Ratio and supplemental data
Expenses to average net assets	1.13%	1.10%		1.08%	1.09%	1.11%
Net investment loss, to average net assets	(0.20%)	–%	(d)	(0.33%)	(0.20%)	0.03%
Portfolio turnover rate	60%	47%		73%	68%	44%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Rounds to less than (0.01%) or 0.01%.

105

Financial Highlights

Transamerica Hanlon Balanced VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.49		0.62
Net realized and unrealized gain	0.91		0.76
Total operations	1.40		1.38
Net asset value
End of period	$11.40		$11.38

Total return(b)	14.00%	(g)	13.80%	(g)

Net assets end of year (000’s)	$5,067		$3,186
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	2.06%	(h)	2.31%	(h)
Net investment income, to average net assets(e)	6.78%	(h)	8.50%	(h)
Portfolio turnover rate(f)	48%	(g)	48%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

106

Financial Highlights

Transamerica Hanlon Growth VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.48		0.62
Net realized and unrealized gain	1.04		0.88
Total operations	1.52		1.50
Net asset value
End of period	$11.52		$11.50

Total return(b)	15.20%	(g)	15.00%	(g)

Net assets end of year (000’s)	$10,661		$2,093
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	1.53%	(h)	1.78%	(h)
Net investment income, to average net assets(e)	6.64%	(h)	8.51%	(h)
Portfolio turnover rate(f)	68%	(g)	68%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

107

Financial Highlights

Transamerica Hanlon Growth and Income VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.48		0.58
Net realized and unrealized gain	0.95		0.84
Total operations	1.43		1.42
Net asset value
End of period	$11.43		$11.42

Total return(b)	14.30%	(g)	14.20%	(g)

Net assets end of year (000’s)	$6,712		$2,285
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	1.88%	(h)	2.13%	(h)
Net investment income, to average net assets(e)	6.73%	(h)	8.02%	(h)
Portfolio turnover rate(f)	56%	(g)	56%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

108

Financial Highlights

Transamerica Hanlon Managed Income VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.35		0.39
Net realized and unrealized gain	0.74		0.69
Total operations	1.09		1.08
Net asset value
End of period	$11.09		$11.08

Total return(b)	10.90%	(g)	10.80%	(g)

Net assets end of year (000’s)	$17,794		$19,495
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00%	(h)	1.25%	(h)
Before reimbursement/fee waiver	1.32%	(h)	1.57%	(h)
Net investment income, to average net assets(e)	4.90%	(h)	5.29%	(h)
Portfolio turnover rate(f)	99%	(g)	99%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

109

Financial Highlights

Transamerica Index 35 VP

For a share outstanding throughout each period	Initial Class Nov 19 to Dec 31, 2009(h)		Service Class Nov 19 to Dec 31, 2009(h)
Net asset value
Beginning of year	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.07		0.10
Net realized and unrealized gain	(0.07)		(0.10)
Total operations	0.00		0.00
Net asset value
End of period	$10.00		$10.00

Total return(b)	–%	(f)	–%	(f)

Net assets end of year (000’s)	$250		$1,755
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.37%	(g)	0.62%	(g)
Before reimbursement/fee waiver	27.72%	(g)	27.97%	(g)
Net investment income, to average net assets(d)	5.92%	(g)	8.60%	(g)
Portfolio turnover rate(e)	1%	(f)	1%	(f)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying funds.

(f) Not annualized.

(g) Annualized.

(h) Commenced operations on November 19, 2009.

110

Financial Highlights

Transamerica Index 50 VP

For a share outstanding throughout each period	Initial Class			Service Class
	December 31, 2009	May 1 to Dec 31, 2008(h)		December 31, 2009	May 1 to Dec 31, 2008(h)
Net asset value
Beginning of year	$8.28	$10.00		$8.26	$10.00
Investment operations
Net investment income(a),(d)	0.26	0.25		0.28	0.38
Net realized and unrealized gain (loss)	1.12	(1.97)		1.08	(2.12)
Total operations	1.38	(1.72)		1.36	(1.74)
Distributions
From net investment income	(0.03)	—		(0.02)	—
Total distributions	(0.03)	—		(0.02)	—
Net asset value
End of year	$9.63	$8.28		$9.60	$8.26

Total return(b)	16.62%	(17.20)%	(f)	16.53%	(17.40)%	(f)

Net assets end of year (000’s)	$378	$315		$191,443	$22,471
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.37%	0.37%	(g)	0.62%	0.62%	(g)
Before reimbursement/fee waiver	0.38%	1.23%	(g)	0.63%	1.48%	(g)
Net investment income, to average net assets(d)	2.91%	4.21%	(g)	3.09%	7.06%	(g)
Portfolio turnover rate(e)	27%	17%	(f)	27%	17%	(f)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying funds.

(f) Not annualized.

(g) Annualized.

(h) Commenced operations on May 1, 2008.

111

Financial Highlights

Transamerica Index 75 VP

For a share outstanding throughout each period	Initial Class				Service Class
	December 31, 2009		May 1 to Dec 31, 2008(i)		December 31, 2009		May 1 to Dec 31, 2008(i)
Net asset value
Beginning of year	$7.31		$10.00		$7.29		$10.00
Investment operations
Net investment income(a),(e)	0.16		0.33		0.23		0.38
Net realized and unrealized gain (loss)	1.57		(3.02)		1.46		(3.09)
Total operations	1.73		(2.69)		1.69		(2.71)
Distributions
From net investment income	(0.03)		—		(0.03)		—
From net realized gains	—	(b)	—		—	(b)	—
Total distributions	(0.03)		—		(0.03)		—
Net asset value
End of year	$9.01		$7.31		$8.95		$7.29

Total return(c)	23.68%		(26.90)%	(g)	23.18%		(27.10)%	(g)

Net assets end of year (000’s)	$1,016		$2		$431,394		$57
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.37%		0.37%	(h)	0.62%		0.62%	(h)
Before reimbursement/fee waiver	0.35%		0.67%	(h)	0.60%		0.92%	(h)
Net investment income, to average net assets(e)	2.17%		6.63%	(h)	2.75%		7.71%	(h)
Portfolio turnover rate(f)	24%		11%	(g)	24%		11%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

(i) Commenced operations on May 1, 2008.

112

Financial Highlights

Transamerica Index 100 VP

For a share outstanding throughout each period
	Initial Class Nov 19 to Dec 31, 2009(h)		Service Class Nov 19 to Dec 31, 2009(h)
Net asset value
Beginning of year	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.10		0.14
Net realized and unrealized gain	0.16		0.12
Total operations	0.26		0.26
Net asset value
End of period	$10.26		$10.26

Total return(b)	2.60%	(f)	2.60%	(f)

Net assets end of year (000’s)	$257		$640
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.40%	(g)	0.65%	(g)
Before reimbursement/fee waiver	61.05%	(g)	61.30%	(g)
Net investment income, to average net assets(d)	8.52%	(g)	12.07%	(g)
Portfolio turnover rate(e)	7%	(f)	7%	(f)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying funds.

(f) Not annualized.

(g) Annualized.

(h) Commenced operations on November 19, 2009.

113

Financial Highlights

Transamerica International Moderate Growth VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,				May 1 to Dec 31, 2006(h)
	2009	2008	2007
Net asset value
Beginning of year	$6.72	$11.12	$10.43		$10.00
Investment operations
Net investment income(a),(c)	0.25	0.26	0.56		0.85
Net realized and unrealized gain (loss)	1.73	(4.14)	0.34		(0.42)
Total operations	1.98	(3.88)	0.90		0.43
Distributions
From net investment income	(0.20)	(0.21)	(0.13)		—
From net realized gains	—	(0.31)	(0.08)		—
Total distributions	(0.20)	(0.52)	(0.21)		—
Net asset value
End of year	$8.50	$6.72	$11.12		$10.43

Total return(b)	29.69%	(36.12)%	8.69%		4.30%	(f)

Net assets end of year (000’s)	$19,430	$15,195	$24,495		$7,516
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.14%	0.15%	0.19%	(i)	0.25%	(g)
Before reimbursement/fee waiver	0.14%	0.15%	0.19%	(i)	0.39%	(g)
Net investment income, to average net assets(c)	3.43%	2.76%	5.05%		12.92%	(g)
Portfolio turnover rate(e)	31%	19%	1%		1%	(f)

For a share outstanding throughout each period	Service Class
	Year Ended December 31,				May 1 to Dec 31, 2006(h)
	2009	2008	2007
Net asset value
Beginning of year	$6.68	$11.08	$10.41		$10.00
Investment operations
Net investment income(a),(c)	0.25	0.28	0.57		0.84
Net realized and unrealized gain (loss)	1.70	(4.17)	0.31		(0.43)
Total operations	1.95	(3.89)	0.88		0.41
Distributions
From net investment income	(0.19)	(0.20)	(0.13)		—
From net realized gains	—	(0.31)	(0.08)		—
Total distributions	(0.19)	(0.51)	(0.21)		—
Net asset value
End of year	$8.44	$6.68	$11.08		$10.41

Total return(b)	29.33%	(36.32)%	8.49%		4.10%	(f)

Net assets end of year (000’s)	$422,402	$255,872	$225,620		$44,053
Ratio and supplemental data

Expenses to average net assets(d)
After reimbursement/fee waiver	0.39%	0.40%	0.44%	(i)	0.50%	(g)
Before reimbursement/fee waiver	0.39%	0.40%	0.44%	(i)	0.64%	(g)
Net investment income, to average net assets(c)	3.40%	3.08%	5.18%		12.63%	(g)
Portfolio turnover rate(e)	31%	19%	1%		1%	(f)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

114

(c) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d) Does not include expenses of the investment companies in which the fund invests.

(e) Does not include the portfolio activity of the underlying affiliated funds.

(f) Not annualized.

(g) Annualized.

(h) Commenced operations on May 1, 2006.

(i) Ratio is inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

115

Financial Highlights

Transamerica Jennison Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008		2007	2006	2005
Net asset value
Beginning of year	$5.00	$8.25		$7.86	$8.55	$8.01
Investment operations
Net investment income (loss)(a)	0.01	0.02		0.01	0.01	(0.01)
Net realized and unrealized gain (loss)	2.04	(2.99)		0.86	0.08	1.07
Total operations	2.05	(2.97)		0.87	0.09	1.06
Distributions
From net investment income	(0.01)	(0.01)		(0.01)	–	(0.02)
From net realized gains	–	(0.27)		(0.47)	(0.78)	(0.50)
Total distributions	(0.01)	(0.28)		(0.48)	(0.78)	(0.52)
Net asset value
End of year	$7.04	$5.00		$8.25	$7.86	$8.55

Total return(c)	41.00%	(37.01%)		11.51%	1.96%	13.79%
Net assets end of year (000's)	$476,900	$192,623		$161,847	$145,174	$152,630
Ratio and supplemental data
Expenses to average net assets	0.85%	0.86%		0.86%	0.87%	0.87%
Net investment income (loss), to average net assets	0.16%	0.29%		0.16%	0.07%	(0.14%)
Portfolio turnover rate	76%	74%		72%	78%	67%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008		2007	2006	2005
Net asset value
Beginning of year	$4.94	$8.16		$7.79	$8.51	$7.98
Investment operations
Net investment loss(a)	(0.01)	–	(b)	(0.01)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	2.02	(2.95)		0.85	0.08	1.06
Total operations	2.01	(2.95)		0.84	0.06	1.03
Distributions
From net investment income	–	–		–	–	–	(b)
From net realized gains	–	(0.27)		(0.47)	(0.78)	(0.50)
Total distributions	–	(0.27)		(0.47)	(0.78)	(0.50)
Net asset value
End of year	$6.95	$4.94		$8.16	$7.79	$8.51

Total return(c)	40.69%	(37.11%)		11.28%	1.60%	13.52%
Net assets end of year (000's)	$3,324	$695		$1,223	$838	$469
Ratio and supplemental data
Expenses to average net assets	1.10%	1.11%		1.11%	1.12%	1.12%
Net investment income (loss), to average net assets	(0.13%)	0.01%		(0.13%)	(0.21%)	(0.41%)
Portfolio turnover rate	76%	74%		72%	78%	67%
(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

116

Financial Highlights

Transamerica JPMorgan Core Bond VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.95	$11.81	$11.66	$11.83	$12.23
Investment operations
Net investment income(a)	0.73	0.58	0.52	0.53	0.54
Net realized and unrealized gain (loss)	0.40	0.06	0.26	(0.07)	(0.26)
Total operations	1.13	0.64	0.78	0.46	0.28
Distributions
From net investment income	(0.58)	(0.50)	(0.63)	(0.63)	(0.66)
From net realized gains	(0.09)	–	–	–	(0.02)
Total distributions	(0.67)	(0.50)	(0.63)	(0.63)	(0.68)
Net asset value
End of year	$12.41	$11.95	$11.81	$11.66	$11.83

Total return(b)	9.58%	5.58%	6.85%	3.92%	2.30%
Net assets end of year (000's)	$159,532	$135,307	$142,788	$157,167	$185,820
Ratio and supplemental data
Expenses to average net assets	0.57%	0.55%	0.58%	0.57%	0.59%
Net investment income, to average net assets	5.95%	4.88%	4.46%	4.54%	4.42%
Portfolio turnover rate	18%	28%	4%	5%	6%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$12.58	$12.43	$12.24	$12.41	$12.81
Investment operations
Net investment income(a)	0.74	0.58	0.52	0.53	0.53
Net realized and unrealized gain (loss)	0.43	0.06	0.27	(0.09)	(0.27)
Total operations	1.17	0.64	0.79	0.44	0.26
Distributions
From net investment income	(0.55)	(0.49)	(0.60)	(0.61)	(0.64)
From net realized gains	(0.09)	–	–	–	(0.02)
Total distributions	(0.64)	(0.49)	(0.60)	(0.61)	(0.66)
Net asset value
End of year	$13.11	$12.58	$12.43	$12.24	$12.41

Total return(b)	9.38%	5.25%	6.61%	3.63%	2.07%
Net assets end of year (000's)	$16,511	$13,957	$11,460	$10,591	$8,293
Ratio and supplemental data
Expenses to average net assets	0.82%	0.80%	0.83%	0.82%	0.84%
Net investment income, to average net assets	5.73%	4.65%	4.21%	4.29%	4.16%
Portfolio turnover rate	18%	28%	4%	5%	6%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

117

Financial Highlights

Transamerica JPMorgan Enhanced Index VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.15	$16.43	$16.35	$14.34	$14.04
Investment operations
Net investment income(a)	0.14	0.20	0.19	0.17	0.13
Net realized and unrealized gain (loss)	2.26	(5.49)	0.56	2.01	0.35
Total operations	2.40	(5.29)	0.75	2.18	0.48
Distributions
From net investment income	(0.19)	(0.23)	(0.21)	(0.17)	(0.18)
From net realized gains	–	(2.76)	(0.46)	–	–
Total distributions	(0.19)	(2.99)	(0.67)	(0.17)	(0.18)
Net asset value
End of year	$10.36	$8.15	$16.43	$16.35	$14.34

Total return(b)	29.59%	(37.35%)	4.54%	15.31%	3.46%
Net assets end of year (000’s)	$107,759	$83,543	$164,761	$193,322	$200,857
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.84%	0.82%	0.81%	0.81%	0.83%
Before reimbursement/fee waiver	0.85%	0.82%	0.81%	0.81%	0.83%
Net investment income, to average net assets	1.57%	1.59%	1.13%	1.16%	0.95%
Portfolio turnover rate	117%	74%	55%	55%	42%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.17	$16.45	$16.37	$14.36	$14.08
Investment operations
Net investment income(a)	0.12	0.17	0.15	0.14	0.10
Net realized and unrealized gain (loss)	2.26	(5.50)	0.56	2.00	0.35
Total operations	2.38	(5.33)	0.71	2.14	0.45
Distributions
From net investment income	(0.15)	(0.19)	(0.17)	(0.13)	(0.17)
From net realized gains	–	(2.76)	(0.46)	–	–
Total distributions	(0.15)	(2.95)	(0.63)	(0.13)	(0.17)
Net asset value
End of year	$10.40	$8.17	$16.45	$16.37	$14.36

Total return(b)	29.32%	(37.52%)	4.30%	14.96%	3.20%
Net assets end of year (000’s)	$4,671	$3,116	$7,051	$6,851	$7,462
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.09%	1.07%	1.06%	1.06%	1.08%
Before reimbursement/fee waiver	1.10%	1.07%	1.06%	1.06%	1.08%
Net investment income, to average net assets	1.32%	1.32%	0.88%	0.91%	0.71%
Portfolio turnover rate	117%	74%	55%	55%	42%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

118

Financial Highlights

Transamerica JPMorgan Mid Cap Value VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.25	$15.79	$16.60	$15.89	$14.81
Investment operations
Net investment income(a)	0.18	0.19	0.19	0.17	0.13
Net realized and unrealized gain (loss)	2.22	(4.89)	0.29	2.39	1.22
Total operations	2.40	(4.70)	0.48	2.56	1.35
Distributions
From net investment income	(0.18)	(0.20)	(0.17)	(0.15)	(0.03)
From net realized gains	(0.31)	(1.64)	(1.12)	(1.70)	(0.24)
Total distributions	(0.49)	(1.84)	(1.29)	(1.85)	(0.27)
Net asset value
End of year	$11.16	$9.25	$15.79	$16.60	$15.89

Total return(b)	26.41%	(32.88%)	2.83%	17.25%	9.15%
Net assets end of year (000’s)	$238,019	$190,306	$336,861	$353,498	$338,377
Ratio and supplemental data
Expenses to average net assets	0.89%	0.88%	0.87%	0.88%	0.89%	(c)
Net investment income, to average net assets	1.85%	1.40%	1.10%	1.02%	0.82%
Portfolio turnover rate	34%	43%	45%	40%	68%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.22	$15.73	$16.54	$15.83	$14.77
Investment operations
Net investment income(a)	0.16	0.14	0.15	0.13	0.09
Net realized and unrealized gain (loss)	2.21	(4.87)	0.28	2.37	1.22
Total operations	2.37	(4.73)	0.43	2.50	1.31
Distributions
From net investment income	(0.13)	(0.14)	(0.12)	(0.09)	(0.01)
From net realized gains	(0.31)	(1.64)	(1.12)	(1.70)	(0.24)
Total distributions	(0.44)	(1.78)	(1.24)	(1.79)	(0.25)
Net asset value
End of year	$11.15	$9.22	$15.73	$16.54	$15.83

Total return(b)	26.12%	(33.08%)	2.53%	16.96%	8.86%
Net assets end of year (000’s)	$669	$161	$435	$516	$614
Ratio and supplemental data
Expenses to average net assets	1.14%	1.13%	1.12%	1.13%	1.14%	(c)
Net investment income, to average net assets	1.63%	1.08%	0.89%	0.77%	0.59%
Portfolio turnover rate	34%	43%	45%	40%	68%

(a)  Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Includes recaptured expense by the investment adviser. The impact of recaptured expense was 0.02%.

119

Financial Highlights

Transamerica MFS International Equity VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$4.98	$8.88	$10.03	$8.75	$8.61
Investment operations
Net investment income(a)	0.08	0.15	0.18	0.08	0.11
Net realized and unrealized gain (loss)	1.53	(3.04)	0.63	1.88	0.92
Total operations	1.61	(2.89)	0.81	1.96	1.03
Distributions
From net investment income	(0.15)	(0.13)	(0.10)	(0.14)	(0.07)
From net realized gains	—	(0.88)	(1.86)	(0.54)	(0.82)
Total distributions	(0.15)	(1.01)	(1.96)	(0.68)	(0.89)
Net asset value
End of year	$6.44	$4.98	$8.88	$10.03	$8.75

Total return(b)	32.68%	(35.29%)	9.15%	23.07%	12.86%
Net assets end of year (000’s)	$191,514	$167,025	$327,306	$354,278	$265,260
Ratio and supplemental data
Expenses to average net assets	1.08%	1.05%	1.05%	1.07%	1.10%
Net investment income, to average net assets	1.58%	2.03%	1.77%	0.79%	1.30%
Portfolio turnover rate	18%	26%	35%	138%	103%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$4.92	$8.80	$9.97	$8.70	$8.59
Investment operations
Net investment income(a)	0.06	0.12	0.12	0.05	0.08
Net realized and unrealized gain (loss)	1.51	(3.01)	0.66	1.89	0.91
Total operations	1.57	(2.89)	0.78	1.94	0.99
Distributions
From net investment income	(0.13)	(0.11)	(0.09)	(0.13)	(0.06)
From net realized gains	—	(0.88)	(1.86)	(0.54)	(0.82)
Total distributions	(0.13)	(0.99)	(1.95)	(0.67)	(0.88)
Net asset value
End of year	$6.36	$4.92	$8.80	$9.97	$8.70

Total return(b)	32.24%	(35.54%)	8.87%	22.92%	12.42%
Net assets end of year (000’s)	$13,324	$7,656	$14,658	$8,120	$3,850
Ratio and supplemental data
Expenses to average net assets	1.33%	1.30%	1.30%	1.32%	1.35%
Net investment income, to average net assets	1.17%	1.76%	1.27%	0.55%	0.97%
Portfolio turnover rate	18%	26%	35%	138%	103%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

120

Financial Highlights

Transamerica Money Market VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value
Beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00
Investment operations
Net investment income(a)	–	(b)	0.02	0.05	0.05	0.03
Total operations	–	(b)	0.02	0.05	0.05	0.03
Distributions
From net investment income	–	(b)	(0.02)	(0.05)	(0.05)	(0.03)
Total distributions	–	(b)	(0.02)	(0.05)	(0.05)	(0.03)
Net asset value
End of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total return(c)	0.13%		2.37%	4.91%	4.74%	2.89%
Net assets end of year (000’s)	$493,531		$806,629	$495,893	$454,784	$347,350
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.36%	(d)	0.41%	0.40%	0.40%	0.40%
Before reimbursement/fee waiver	0.43%	(d)	0.41%	0.40%	0.40%	0.40%
Net investment income, to average net assets	0.15%		2.31%	4.88%	4.69%	2.84%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value
Beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00
Investment operations
Net investment income(a)	–	(b)	0.02	0.05	0.04	0.03
Total operations	–	(b)	0.02	0.05	0.04	0.03
Distributions
From net investment income	–	(b)	(0.02)	(0.05)	(0.04)	(0.03)
Total distributions	–	(b)	(0.02)	(0.05)	(0.04)	(0.03)
Net asset value
End of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total return(c)	0.04%		2.28%	4.65%	4.48%	2.63%
Net assets end of year (000’s)	$250,760		$297,764	$94,703	$43,663	$29,402
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.46%	(d)	0.66%	0.65%	0.65%	0.65%
Before reimbursement/fee waiver	0.68%	(d)	0.66%	0.65%	0.65%	0.65%
Net investment income, to average net assets	0.04%		1.95%	4.62%	4.47%	2.69%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratios are inclusive of Treasury expense. The impact of this expense was 0.03% on the Initial Class and 0.02% on the Service Class.

121

Financial Highlights

Transamerica Morgan Stanley Active International Allocation VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value
Beginning of year	$8.73		$17.16	$15.29	$12.42	$11.30
Investment operations
Net investment income(a)	0.15		0.28	0.29	0.25	0.18
Net realized and unrealized gain (loss)	2.10		(6.34)	2.05	2.67	1.34
Total operations	2.25		(6.06)	2.34	2.92	1.52
Distributions
From net investment income	(0.02)		(0.49)	(0.47)	(0.05)	(0.40)
From net realized gains	(0.15)		(1.88)	–	–	–
Total distributions	(0.17)		(2.37)	(0.47)	(0.05)	(0.40)
Net asset value
End of year	$10.81		$8.73	$17.16	$15.29	$12.42

Total return(c)	25.88%		(38.83%)	15.60%	23.51%	13.79%
Net assets end of year (000’s)	$129,300		$120,650	$247,159	$230,638	$190,875
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.07%		1.07%	1.02%	0.94%	0.94%
Before reimbursement/fee waiver	1.12%		1.09%	1.04%	1.05%	1.12%
Net investment income, to average net assets	1.66%		2.08%	1.75%	1.84%	1.62%
Portfolio turnover rate	38%		27%	27%	17%	22%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value
Beginning of year	$8.70		$17.12	$15.28	$12.43	$11.32
Investment operations
Net investment income(a)	0.12		0.25	0.25	0.21	0.15
Net realized and unrealized gain (loss)	2.10		(6.33)	2.04	2.67	1.36
Total operations	2.22		(6.08)	2.29	2.88	1.51
Distributions
From net investment income	–	(b)	(0.46)	(0.45)	(0.03)	(0.40)
From net realized gains	(0.15)		(1.88)	–	–	–
Total distributions	(0.15)		(2.34)	(0.45)	(0.03)	(0.40)
Net asset value
End of year	$10.77		$8.70	$17.12	$15.28	$12.43

Total return(c)	25.68%		(39.05%)	15.27%	23.18%	13.61%
Net assets end of year (000’s)	$13,613		$9,046	$17,983	$12,147	$4,917
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.32%		1.32%	1.27%	1.19%	1.19%
Before reimbursement/fee waiver	1.37%		1.34%	1.29%	1.30%	1.37%
Net investment income, to average net assets	1.30%		1.84%	1.47%	1.48%	1.27%
Portfolio turnover rate	38%		27%	27%	17%	22%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

122

Financial Highlights

Transamerica Morgan Stanley Mid-Cap Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008		2007	2006		2005
Net asset value
Beginning of year	$13.59	$25.83		$21.08	$19.18		$17.85
Investment operations
Net investment income (loss)(a)	0.03	–	(b)	0.11	0.05		(0.02)
Net realized and unrealized gain (loss)	8.20	(11.80)		4.64	1.85		1.37
Total operations	8.23	(11.80)		4.75	1.90		1.35
Distributions
From net investment income	–	(0.44)		–	–		(0.02)
Total distributions	–	(0.44)		–	–		(0.02)
Net asset value
End of year	$21.82	$13.59		$25.83	$21.08		$19.18

Total return(c)	60.56%	(46.29%)		22.53%	9.91%		7.55%
Net assets end of year (000’s)	$437,513	$294,219		$648,069	$593,375		$642,496
Ratio and supplemental data
Expenses to average net assets	0.93%	0.87%		0.89%	0.89%		0.92%
Net investment income (loss), to average net assets	0.16%	0.03%		0.47%	0.24%		(0.13%)
Portfolio turnover rate	35%	39%		76%	65%		177%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008		2007	2006		2005
Net asset value
Beginning of year	$13.44	$25.56		$20.91	$19.07		$17.78
Investment operations
Net investment income (loss)(a)	(0.01)	(0.05)		0.05	–	(b)	(0.07)
Net realized and unrealized gain (loss)	8.09	(11.68)		4.60	1.84		1.36
Total operations	8.08	(11.73)		4.65	1.84		1.29
Distributions
From net investment income	–	(0.39)		–	–		–
Total distributions	–	(0.39)		–	–		–
Net asset value
End of year	$21.52	$13.44		$25.56	$20.91		$19.07

Total return(c)	60.12%	(46.44%)		22.24%	9.59%		7.31%
Net assets end of year (000’s)	$10,729	$4,363		$12,057	$6,634		$4,758
Ratio and supplemental data
Expenses to average net assets	1.18%	1.12%		1.14%	1.14%		1.17%
Net investment income (loss), to average net assets	(0.06%)	(0.22%)		0.21%	–%	(d)	(0.40%)
Portfolio turnover rate	35%	39%		76%	65%		177%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Rounds to less than (0.01%) or 0.01%.

123

Financial Highlights

Transamerica Multi Managed Large Cap Core VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.09	$19.04	$18.73	$18.23	$16.90
Investment operations
Net investment income(a)	0.10	0.18	0.19	0.15	0.14
Net realized and unrealized gain (loss)	4.02	(7.25)	1.50	1.59	1.43
Total operations	4.12	(7.07)	1.69	1.74	1.57
Distributions
From net investment income	(0.09)	(0.23)	(0.19)	(0.18)	(0.24)
From net realized gains	–	(2.65)	(1.19)	(1.06)	–
Total distributions	(0.09)	(2.88)	(1.38)	(1.24)	(0.24)
Net asset value
End of year	$13.12	$9.09	$19.04	$18.73	$18.23

Total return(b)	45.41%	(42.08%)	9.25%	10.33%	9.41%
Net assets end of year (000’s)	$199,996	$73,100	$153,192	$180,443	$208,119
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.84%	0.83%	0.82%	0.82%	0.82%
Before reimbursement/fee waiver	0.85%	0.83%	0.82%	0.82%	0.82%
Net investment income, to average net assets	0.91%	1.20%	0.97%	0.81%	0.84%
Portfolio turnover rate	73%	37%	37%	40%	50%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.27	$19.36	$19.04	$18.52	$17.19
Investment operations
Net investment income(a)	0.07	0.14	0.15	0.10	0.10
Net realized and unrealized gain (loss)	4.10	(7.38)	1.51	1.63	1.45
Total operations	4.17	(7.24)	1.66	1.73	1.55
Distributions
From net investment income	(0.08)	(0.20)	(0.15)	(0.15)	(0.22)
From net realized gains	–	(2.65)	(1.19)	(1.06)	–
Total distributions	(0.08)	(2.85)	(1.34)	(1.21)	(0.22)
Net asset value
End of year	$13.36	$9.27	$19.36	$19.04	$18.52

Total return(b)	45.09%	(42.20%)	8.94%	10.06%	9.12%
Net assets end of year (000’s)	$12,453	$1,852	$1,878	$1,428	$1,076
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.09%	1.08%	1.06%	1.07%	1.07%
Before reimbursement/fee waiver	1.10%	1.08%	1.06%	1.07%	1.07%
Net investment income, to average net assets	0.65%	0.98%	0.74%	0.55%	0.59%
Portfolio turnover rate	73%	37%	37%	40%	50%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

124

Financial Highlights

Transamerica PIMCO Total Return VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007		2006	2005
Net asset value
Beginning of year	$10.66	$11.65	$10.98		$10.91	$11.12
Investment operations
Net investment income(a)	0.52	0.55	0.50		0.45	0.36
Net realized and unrealized gain (loss)	1.16	(0.86)	0.46		–	(0.10)
Total operations	1.68	(0.31)	0.96		0.45	0.26
Distributions
From net investment income	(0.73)	(0.51)	(0.29)		(0.38)	(0.20)
From net realized gains	(0.36)	(0.17)	–	(b)	–	(0.27)
Total distributions	(1.09)	(0.68)	(0.29)		(0.38)	(0.47)
Net asset value
End of year	$11.25	$10.66	$11.65		$10.98	$10.91

Total return(c)	16.03%	(2.79%)	8.95%		4.21%	2.33%
Net assets end of year (000’s)	$1,365,123	$1,213,602	$1,292,286		$976,434	$726,038
Ratio and supplemental data
Expenses to average net assets	0.70%	0.70%	0.70%		0.73%	0.74%
Net investment income, to average net assets	4.62%	4.87%	4.47%		4.13%	3.28%
Portfolio turnover rate	729%	740%	728%		709%	387%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007		2006	2005
Net asset value
Beginning of year	$10.66	$11.67	$11.00		$10.93	$11.16
Investment operations
Net investment income(a)	0.48	0.51	0.47		0.42	0.34
Net realized and unrealized gain (loss)	1.17	(0.85)	0.47		0.01	(0.11)
Total operations	1.65	(0.34)	0.94		0.43	0.23
Distributions
From net investment income	(0.72)	(0.50)	(0.27)		(0.36)	(0.19)
From net realized gains	(0.36)	(0.17)	–	(b)	–	(0.27)
Total distributions	(1.08)	(0.67)	(0.27)		(0.36)	(0.46)
Net asset value
End of year	$11.23	$10.66	$11.67		$11.00	$10.93

Total return(c)	15.75%	(3.07%)	8.80%		3.90%	2.03%
Net assets end of year (000’s)	$248,133	$65,268	$32,336		$24,957	$23,661
Ratio and supplemental data
Expenses to average net assets	0.95%	0.95%	0.95%		0.98%	0.99%
Net investment income, to average net assets	4.28%	4.55%	4.23%		3.86%	3.10%
Portfolio turnover rate	729%	740%	728%		709%	387%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

125

Financial Highlights

Transamerica ProFund UltraBear VP

For a share outstanding throughout each period	Service Class May 1 to Dec 31, 2009(d)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment loss(a), (e)	(0.05)
Net realized and unrealized loss	(4.27)
Total operations	(4.32)
Net asset value
End of period	$5.68

Total return(b)	(43.20%)	(g)
Net assets end of year (000’s)	$995
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.23%	(h)
Before reimbursement/fee waiver	12.53%	(h)
Net investment loss, to average net assets(e)	(1.21%)	(h)
Portfolio turnover rate(f)	—%	(g)

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Does not include expenses of the investment companies in which the fund invests.

(d) Commenced operations on May 1, 2009.

(e) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f) Does not include the portfolio activity of the underlying funds.

(g) Not annualized.

(h) Annualized.

126

Financial Highlights

Transamerica Small/Mid Cap Value VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.60	$22.10	$19.58	$18.33	$16.94
Investment operations
Net investment income(a)	0.14	0.28	0.34	0.19	0.16
Net realized and unrealized gain (loss)	4.84	(8.43)	4.35	2.94	2.11
Total operations	4.98	(8.15)	4.69	3.13	2.27
Distributions
From net investment income	(0.44)	(0.29)	(0.21)	(0.18)	(0.08)
From net realized gains	–	(2.06)	(1.96)	(1.70)	(0.80)
Total distributions	(0.44)	(2.35)	(2.17)	(1.88)	(0.88)
Net asset value
End of year	$16.14	$11.60	$22.10	$19.58	$18.33

Total return(b)	43.21%	(40.86%)	24.74%	18.05%	13.56%
Net assets end of year (000’s)	$222,235	$175,980	$463,795	$409,879	$407,351
Ratio and supplemental data
Expenses to average net assets	0.88%	0.86%	0.85%	0.86%	0.86%
Net investment income, to average net assets	1.03%	1.52%	1.57%	0.98%	0.92%
Portfolio turnover rate	89%	60%	18%	24%	33%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.49	$21.94	$19.48	$18.26	$16.92
Investment operations
Net investment income(a)	0.12	0.23	0.27	0.14	0.15
Net realized and unrealized gain (loss)	4.78	(8.36)	4.33	2.94	2.06
Total operations	4.90	(8.13)	4.60	3.08	2.21
Distributions
From net investment income	(0.38)	(0.26)	(0.18)	(0.16)	(0.07)
From net realized gains	–	(2.06)	(1.96)	(1.70)	(0.80)
Total distributions	(0.38)	(2.32)	(2.14)	(1.86)	(0.87)
Net asset value
End of year	$16.01	$11.49	$21.94	$19.48	$18.26

Total return(b)	42.90%	(41.05%)	24.39%	17.82%	13.26%
Net assets end of year (000’s)	$24,407	$12,628	$31,226	$15,822	$10,717
Ratio and supplemental data
Expenses to average net assets	1.13%	1.11%	1.10%	1.11%	1.11%
Net investment income, to average net assets	0.91%	1.29%	1.27%	0.73%	0.82%
Portfolio turnover rate	89%	60%	18%	24%	33%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

127

Financial Highlights

Transamerica T. Rowe Price Small Cap VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$5.27	$10.27	$10.36	$11.08	$12.35
Investment operations
Net investment loss(a)	(0.01)	(0.01)	(0.04)	(0.05)	(0.04)
Net realized and unrealized gain (loss)	2.02	(3.04)	1.03	0.35	1.21
Total operations	2.01	(3.05)	0.99	0.30	1.17
Distributions
From net realized gains	(0.25)	(1.95)	(1.08)	(1.02)	(2.44)
Total distributions	(0.25)	(1.95)	(1.08)	(1.02)	(2.44)
Net asset value
End of year	$7.03	$5.27	$10.27	$10.36	$11.08

Total return(b)	38.70%	(36.25%)	9.61%	3.59%	10.61%
Net assets end of year (000’s)	$128,238	$102,260	$224,187	$253,644	$326,681
Ratio and supplemental data
Expenses to average net assets	0.88%	0.83%	0.82%	0.84%	0.81%
Net investment loss, to average net assets	(0.26%)	(0.13%)	(0.40%)	(0.48%)	(0.36%)
Portfolio turnover rate	34%	30%	45%	34%	49%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$5.19	$10.14	$10.25	$11.00	$12.30
Investment operations
Net investment loss(a)	(0.03)	(0.03)	(0.07)	(0.08)	(0.07)
Net realized and unrealized gain (loss)	1.99	(3.00)	1.01	0.35	1.21
Total operations	1.96	(3.03)	0.94	0.27	1.14
Distributions
From net realized gains	(0.25)	(1.92)	(1.05)	(1.02)	(2.44)
Total distributions	(0.25)	(1.92)	(1.05)	(1.02)	(2.44)
Net asset value
End of year	$6.90	$5.19	$10.14	$10.25	$11.00

Total return(b)	38.33%	(36.40%)	9.27%	3.34%	10.40%
Net assets end of year (000’s)	$14,382	$7,434	$16,329	$17,411	$16,877
Ratio and supplemental data
Expenses to average net assets	1.13%	1.08%	1.07%	1.09%	1.06%
Net investment loss, to average net assets	(0.48%)	(0.38%)	(0.64%)	(0.73%)	(0.63%)
Portfolio turnover rate	34%	30%	45%	34%	49%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

128

Financial Highlights

Transamerica Third Avenue Value VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.50	$21.75	$26.33	$24.22	$20.98
Investment operations
Net investment income(a)	0.13	0.17	0.27	0.25	0.17
Net realized and unrealized gain (loss)	2.78	(7.09)	0.07	3.49	3.74
Total operations	2.91	(6.92)	0.34	3.74	3.91
Distributions
From net investment income	–	(0.70)	(1.07)	(0.21)	(0.12)
From net realized gains	(0.69)	(5.63)	(3.85)	(1.42)	(0.55)
Total distributions	(0.69)	(6.33)	(4.92)	(1.63)	(0.67)
Net asset value
End of year	$10.72	$8.50	$21.75	$26.33	$24.22

Total return(b)	34.88%	(41.15%)	1.20%	16.07%	18.81%
Net assets end of year (000’s)	$185,277	$160,338	$358,128	$1,121,918	$971,322
Ratio and supplemental data
Expenses to average net assets	0.92%	0.88%	0.87%	0.86%	0.87%
Net investment income, to average net assets	1.36%	1.06%	1.05%	1.00%	0.74%
Portfolio turnover rate	8%	13%	13%	17%	19%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.50	$21.70	$26.30	$24.21	$21.02
Investment operations
Net investment income(a)	0.10	0.14	0.19	0.19	0.12
Net realized and unrealized gain (loss)	2.78	(7.09)	0.08	3.49	3.73
Total operations	2.88	(6.95)	0.27	3.68	3.85
Distributions
From net investment income	–	(0.62)	(1.02)	(0.17)	(0.11)
From net realized gains	(0.69)	(5.63)	(3.85)	(1.42)	(0.55)
Total distributions	(0.69)	(6.25)	(4.87)	(1.59)	(0.66)
Net asset value
End of year	$10.69	$8.50	$21.70	$26.30	$24.21

Total return(b)	34.52%	(41.28%)	0.94%	15.78%	18.47%
Net assets end of year (000’s)	$19,759	$16,916	$52,218	$53,118	$36,086
Ratio and supplemental data
Expenses to average net assets	1.17%	1.13%	1.12%	1.11%	1.12%
Net investment income, to average net assets	1.12%	0.83%	0.74%	0.74%	0.53%
Portfolio turnover rate	8%	13%	13%	17%	19%
(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

129

Financial Highlights

Transamerica U.S. Government Securities VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$12.64	$12.00	$11.86	$11.94	$12.32
Investment operations
Net investment income(a)	0.39	0.44	0.54	0.52	0.43
Net realized and unrealized gain (loss)	0.17	0.47	0.16	(0.14)	(0.15)
Total operations	0.56	0.91	0.70	0.38	0.28
Distributions
From net investment income	(0.31)	(0.27)	(0.56)	(0.44)	(0.50)
From net realized gains	–	–	–	(0.02)	(0.16)
Total distributions	(0.31)	(0.27)	(0.56)	(0.46)	(0.66)
Net asset value
End of year	$12.89	$12.64	$12.00	$11.86	$11.94

Total return(b)	4.47%	7.66%	6.05%	3.27%	2.23%
Net assets end of year (000’s)	$202,820	$247,964	$149,664	$164,070	$186,335
Ratio and supplemental data
Expenses to average net assets	0.61%	0.60%	0.62%	0.62%	0.67%
Net investment income, to average net assets	3.09%	3.60%	4.56%	4.41%	3.50%
Portfolio turnover rate	157%	200%	170%	184%	92%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$12.86	$12.23	$12.09	$12.18	$12.53
Investment operations
Net investment income(a)	0.37	0.39	0.52	0.51	0.41
Net realized and unrealized gain (loss)	0.16	0.51	0.16	(0.14)	(0.16)
Total operations	0.53	0.90	0.68	0.37	0.25
Distributions
From net investment income	(0.29)	(0.27)	(0.54)	(0.44)	(0.44)
From net realized gains	–	–	–	(0.02)	(0.16)
Total distributions	(0.29)	(0.27)	(0.54)	(0.46)	(0.60)
Net asset value
End of year	$13.10	$12.86	$12.23	$12.09	$12.18

Total return(b)	4.20%	7.42%	5.78%	3.06%	1.98%
Net assets end of year (000’s)	$468,117	$620,178	$26,213	$8,572	$7,558
Ratio and supplemental data
Expenses to average net assets	0.86%	0.85%	0.87%	0.87%	0.92%
Net investment income, to average net assets	2.84%	3.14%	4.29%	4.27%	3.27%
Portfolio turnover rate	157%	200%	170%	184%	92%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

130

Financial Highlights

Transamerica WMC Diversified Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$14.98	$28.90	$25.95	$23.87	$20.88
Investment operations
Net investment income (loss)(a)	0.10	0.15	0.05	0.01	(0.02)
Net realized and unrealized gain (loss)	4.26	(13.09)	4.07	2.07	3.43
Total operations	4.36	(12.94)	4.12	2.08	3.41
Distributions
From net investment income	(0.16)	(0.06)	(0.01)	–	(0.08)
From net realized gains	–	(0.92)	(1.16)	–	(0.34)
Total distributions	(0.16)	(0.98)	(1.17)	–	(0.42)
Net asset value
End of year	$19.18	$14.98	$28.90	$25.95	$23.87

Total return(b)	29.20%	(46.00%)	16.29%	8.71%	16.54%
Net assets end of year (000’s)	$1,727,961	$1,442,534	$2,938,220	$3,324,168	$1,670,310
Ratio and supplemental data
Expenses to average net assets	0.79%	0.76%	0.76%	0.77%	0.80%
Net investment income (loss), to average net assets	0.63%	0.63%	0.18%	0.04%	(0.10%)
Portfolio turnover rate	43%	33%	38%	47%	34%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$14.80	$28.59	$25.73	$23.73	$20.80
Investment operations
Net investment income (loss)(a)	0.06	0.08	(0.02)	(0.05)	(0.07)
Net realized and unrealized gain (loss)	4.21	(12.95)	4.04	2.05	3.40
Total operations	4.27	(12.87)	4.02	2.00	3.33
Distributions
From net investment income	(0.08)	–	–	–	(0.06)
From net realized gains	–	(0.92)	(1.16)	–	(0.34)
Total distributions	(0.08)	(0.92)	(1.16)	–	(0.40)
Net asset value
End of year	$18.99	$14.80	$28.59	$25.73	$23.73

Total return(b)	28.90%	(46.17%)	16.04%	8.38%	16.28%
Net assets end of year (000’s)	$29,463	$23,553	$69,701	$64,730	$37,784
Ratio and supplemental data
Expenses to average net assets	1.04%	1.01%	1.01%	1.02%	1.05%
Net investment income (loss), to average net assets	0.37%	0.35%	(0.07%)	(0.22%)	(0.35%)
Portfolio turnover rate	43%	33%	38%	47%	34%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

131

Financial Highlights

Transamerica WMC Diversified Growth II VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$4.70	$10.32	$9.50	$9.49	$11.66
Investment operations
Net investment income(a)	0.06	0.09	0.06	0.05	0.04
Net realized and unrealized gain (loss)	1.48	(4.28)	1.55	0.72	1.62
Total operations	1.54	(4.19)	1.61	0.77	1.66
Distributions
From net investment income	(0.08)	(0.07)	(0.05)	(0.04)	(0.14)
From net realized gains	–	(1.36)	(0.74)	(0.72)	(3.69)
Total distributions	(0.08)	(1.43)	(0.79)	(0.76)	(3.83)
Net asset value
End of year	$6.16	$4.70	$10.32	$9.50	$9.49

Total return(b)	32.95%	(45.59%)	17.72%	8.76%	17.29%
Net assets end of year (000’s)	$14,019	$10,956	$21,551	$19,409	$19,991
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Before reimbursement/fee waiver	0.56%	0.47%	0.47%	0.45%	0.44%
Net investment income, to average net assets	1.07%	1.08%	0.64%	0.49%	0.36%
Portfolio turnover rate	46%	32%	47%	19%	29%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

132

Transamerica Series Trust

P.O. Box 9012

Clearwater, FL 33758-9012

Customer Service: 1-888-233-4339

ADDITIONAL INFORMATION about these portfolios is contained in the Statement of Additional Information, dated May 1, 2010, and in the annual and semi-annual reports to shareholders. The Statement of Additional Information is incorporated by reference into this prospectus. Other information about these portfolios has been filed with and is available from the U.S. Securities and Exchange Commission (“SEC”). Information about the portfolios (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Copies of this information may be obtained upon payment of a duplication fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549-0102. Reports and other information about the portfolios are also available on the SEC’s Internet site at http://www.sec.gov.

To obtain a copy of the Statement of Additional Information or the annual and semi-annual reports, without charge, or to request other information or make other inquiries about these portfolios, call 1-888-233-4339. In the Transamerica Series Trust’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the portfolios’ performance during the last fiscal year.

The Investment Company Act File Number for Transamerica Series Trust is 811-04419.

www.transamericafunds.com Distributor: Transamerica Capital, Inc.